UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

5 Park Plaza, Suite 1900

Irvine, CA 92614

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Elizabeth M. Forget President Met Investors Series Trust 5 Park Plaza, Suite 1900 Irvine, CA 92614	Stacy H. Louizos, Esq. David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders.

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*

Performance

Since its May 2, 2011 inception, the Class B shares of the AllianceBernstein Global Dynamic Allocation Portfolio returned -1.70%, compared to the -1.53% return of its benchmark, the Dow Jones Moderate Index1.

Market Environment/Conditions

Since the inception of the Portfolio in May there have been renewed fears about the sustainability of economic growth. This follows two major shocks from early 2011. First, unrest in the Middle East and North Africa triggered a sharp rise in oil prices. Second, the effects of the earthquake in Japan caused significant disruptions in the global supply chain. These shocks were compounded by other ongoing uncertainties, which include rising default risk on Greek sovereign debt and the end of the US Federal Reserve’s second round of quantitative easing. Equities rallied toward the latter part of June on optimism around the European debt crisis as the Greek Prime Minister survived a confidence vote and the Greek Parliament passed a package of austerity measures.

Global equity markets (US equities, Developed Foreign, and Emerging Markets) were all negative for most of the period under review. In fixed income, both US Treasuries and global sovereigns (ex US) had positive returns and returns for the three month Treasury bill was flat for the period.

Portfolio Review/Current Positioning

The Portfolio underperformed the Dow Jones Global Moderate Index benchmark slightly since inception on May 2. Exposure to developed US and international equities detracted from performance due to renewed fears about the sustainability of economic growth. Global equity markets underperformed for most of the period under review. The allocation to bonds, both domestic and international, contributed positively to performance, while the interest rate swap also added to performance. Interest rates fell over the period, so both bond exposure and the interest rate swap exposure had positive impacts on performance. Contributions were 29 and 40 basis points (bps), respectively. Additionally, performance was also helped by the opportunistic allocation to REITs and currency exposures, which added approximately 20 bps.

The Portfolio’s equity holdings were at a near-neutral position. Volatility rose over the last couple of months of the period, but the rise was still fairly modest. While risks were elevated, strong corporate fundamentals continued to make equity valuations attractive, particularly compared to the low level of bond yields. In addition, we took steps to further diversify equity holdings by reducing positions in US equities and increasing positions in Developed International equities, Emerging Market equities, and Real Estate equities.

Daniel Loewy, CFA

Co-Chief Investment Officer and Research Director—Dynamic Asset Allocation

Seth Masters

Co-Chief Investment Officer—Dynamic Asset Allocation, Chief Investment Officer—Asset Allocation and Bernstein Global Wealth Management

AllianceBernstein L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
U.S. Treasury Notes	11.1
U.S. Treasury Bonds	3.9
Vanguard MSCI Emerging Markets ETF	3.7
Midcap SPDR Trust Series I	2.0
iShares Russell 2000 Index Fund	2.0
Federal Home Loan Mortgage Corp.	1.5
Federal Home Loan Banks	0.9
Federal National Mortgage Association	0.9
Exxon Mobil Corp.	0.3
Nestle S.A.	0.2

Top Equity Sectors

% of Market Value of Total Investments
Cash & Equivalents	52.5
Investment Company Securities	7.8
Non-Cyclical	4.3
Financials	4.1
Industrials	2.5

Fixed Income Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	18.6

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MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

AllianceBernstein Global Dynamic Allocation Portfolio managed by
AllianceBernstein L.P. vs. Dow Jones Moderate Index1

Cumulative Return[2] (for the period ended June 30, 2011)
Since Inception[3]
AllianceBernstein Global Dynamic Allocation Portfolio—Class B	-1.70%
Dow Jones Moderate Index[1]	-1.53%

1The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2“Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 5/02/11. Index returns are based on an inception date of 5/02/11.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 2, 2011 through June 30, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 2, 2011**	Ending Account Value June 30, 2011	Expenses Paid During Period*** May 2, 2011 to June 30, 2011

Class B(a)(b)
Actual	1.06%	$1,000.00	$998.30	$1.77
Hypothetical*	1.06%	1,000.00	1,006.58	1.78

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Commencement of operations—May 2, 2011.

*** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent two month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (60 days) in the most recent fiscal period, divided by 365 (to reflect the two month period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—20.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
BAE Systems plc	13,628	$69,743
Boeing Co. (The)	1,995	147,490
Cobham plc	4,615	15,691
Elbit Systems, Ltd.	94	4,455
European Aeronautic Defence and Space Co. N.V.	1,632	54,705
Finmeccanica S.p.A.	1,618	19,610
General Dynamics Corp.	1,000	74,520
Goodrich Corp.	370	35,335
Honeywell International, Inc.	2,120	126,331
ITT Corp.	500	29,465
L-3 Communications Holdings, Inc.	305	26,672
Lockheed Martin Corp.	805	65,181
Northrop Grumman Corp.	805	55,827
Precision Castparts Corp.	425	69,976
Raytheon Co.	995	49,601
Rockwell Collins, Inc.	435	26,835
Rolls-Royce Holdings plc*	7,483	77,553
Safran S.A.	667	28,529
Singapore Technologies Engineering, Ltd.	6,000	14,713
Textron, Inc.	750	17,708
Thales S.A.	398	17,188
United Technologies Corp.	2,545	225,258

		1,252,386

Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc.	440	34,690
Deutsche Post AG	3,383	65,101
Expeditors International of Washington, Inc.	565	28,922
FedEx Corp.	870	82,520
PostNL N.V.	1,354	11,508
TNT Express N.V.*	1,408	14,625
Toll Holdings, Ltd.	2,683	13,965
United Parcel Service, Inc.—Class B	2,680	195,452
Yamato Holdings Co., Ltd.	1,600	25,018

		471,801

Airlines—0.0%
Air France-KLM*	540	8,301
All Nippon Airways Co., Ltd.	3,000	9,746
Cathay Pacific Airways, Ltd.	5,000	11,553
Deutsche Lufthansa AG	915	19,967
International Consolidated Airlines Group S.A.*	3,708	15,074
Qantas Airways, Ltd.*	4,436	8,759

Security Description	Shares	Value

Airlines—(Continued)
Ryanair Holdings plc, ADR	300	$8,802
Singapore Airlines, Ltd.	2,000	23,170
Southwest Airlines Co.	2,125	24,268

		129,640

Auto Components—0.1%
Aisin Seiki Co., Ltd.	800	30,752
Bridgestone Corp.	2,600	59,515
Cie Generale des Etablissements Michelin—Class B	706	69,150
Continental AG*	320	33,671
Denso Corp.	1,900	70,256
Goodyear Tire & Rubber Co. (The)*	630	10,565
Johnson Controls, Inc.	1,815	75,613
Koito Manufacturing Co., Ltd.	1,000	17,373
NGK Spark Plug Co., Ltd.	1,000	13,727
NHK Spring Co., Ltd.	1,000	10,156
NOK Corp.	400	6,810
Nokian Renkaat OYJ	438	22,010
Pirelli & C S.p.A.	951	10,290
Stanley Electric Co., Ltd.	600	10,453
Sumitomo Rubber Industries, Ltd.	700	8,420
Toyoda Gosei Co., Ltd.	200	4,516
Toyota Boshoku Corp.	300	4,951
Toyota Industries Corp.	700	22,959

		481,187

Automobiles—0.4%
Bayerische Motoren Werke (BMW) AG	1,323	132,216
Daihatsu Motor Co., Ltd.	1,000	16,914
Daimler AG	3,620	272,865
Fiat S.p.A.	3,056	33,599
Ford Motor Co.*	10,335	142,520
Fuji Heavy Industries, Ltd.	2,000	15,426
Harley-Davidson, Inc.	625	25,606
Honda Motor Co., Ltd.	6,500	248,651
Isuzu Motors, Ltd.	5,000	23,498
Mazda Motor Corp.*	6,000	15,698
Mitsubishi Motors Corp.*	15,000	18,228
Nissan Motor Co., Ltd.	9,900	103,364
Peugeot S.A.	608	27,259
Renault S.A.	768	45,603
Suzuki Motor Corp.	1,300	29,097
Toyota Motor Corp.	11,000	450,121
Volkswagen AG	118	21,713
Yamaha Motor Co., Ltd.*	1,100	20,078

		1,642,456

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—0.5%
Anheuser-Busch InBev N.V.	3,208	$186,366
Asahi Group Holdings, Ltd.	1,500	30,039
Brown-Forman Corp.—Class B	305	22,780
Carlsberg A.S.—Class B	428	46,629
Coca Cola Hellenic Bottling Co. S.A.*	732	19,689
Coca-Cola Amatil, Ltd.	2,266	27,771
Coca-Cola Co. (The)	6,285	422,918
Coca-Cola Enterprises, Inc.	880	25,678
Coca-Cola West Co., Ltd.	200	3,819
Constellation Brands, Inc.—Class A*	445	9,265
Diageo plc	10,009	204,730
Dr Pepper Snapple Group, Inc.	620	25,996
Foster’s Group, Ltd.	7,736	42,755
Heineken Holding N.V.	461	23,621
Heineken N.V.	1,036	62,397
Kirin Holdings Co., Ltd.	3,000	41,627
Molson Coors Brewing Co.—Class B	435	19,462
PepsiCo, Inc.	4,355	306,723
Pernod Ricard S.A.	792	78,183
SABMiller plc	3,805	138,877

		1,739,325

Biotechnology—0.1%
Actelion, Ltd.*	440	21,656
Amgen, Inc.*	2,550	148,792
Biogen Idec, Inc.*	680	72,706
Celgene Corp.*	1,250	75,400
Cephalon, Inc.*	190	15,181
CSL, Ltd.	2,164	76,775
Gilead Sciences, Inc.*	2,175	90,067
Grifols S.A.*	553	11,116

		511,693

Building Products—0.1%
Asahi Glass Co., Ltd.	4,000	46,426
Assa Abloy AB—Class B	1,250	33,717
Cie de St-Gobain	1,591	103,184
Daikin Industries, Ltd.	900	31,672
Geberit AG*	156	36,935
JS Group Corp.	1,100	28,208
Masco Corp.	945	11,368
Nippon Sheet Glass Co., Ltd.	3,000	9,263
TOTO, Ltd.	1,000	7,725

		308,498

Capital Markets—0.5%
3i Group plc	3,880	17,525

Security Description	Shares	Value

Capital Markets—(Continued)
Ameriprise Financial, Inc.	685	$39,511
Bank of New York Mellon Corp.	3,365	86,211
BlackRock, Inc.	300	57,543
Charles Schwab Corp. (The)	2,685	44,168
Credit Suisse Group AG*	4,504	175,053
Daiwa Securities Group, Inc.	7,000	30,640
Deutsche Bank AG	3,715	219,866
E*Trade Financial Corp.*	685	9,453
Federated Investors, Inc.—Class B	250	5,960
Franklin Resources, Inc.	427	56,061
GAM Holding AG*	955	15,664
Goldman Sachs Group, Inc. (The)	1,430	190,319
ICAP plc	2,243	17,047
Invesco, Ltd.	1,250	29,250
Investec plc	1,932	15,661
Janus Capital Group, Inc.	500	4,720
Julius Baer Group, Ltd.*	826	34,096
Legg Mason, Inc.	380	12,449
Macquarie Group, Ltd.	1,386	46,481
Man Group plc	7,511	28,603
Mizuho Securities Co., Ltd.*	2,000	4,786
Morgan Stanley	4,180	96,182
Nomura Holdings, Inc.	14,100	69,237
Northern Trust Corp.	680	31,253
Ratos AB—B Shares	766	14,767
SBI Holdings, Inc.	80	7,371
Schroders plc	452	11,235
State Street Corp.	1,370	61,773
T Rowe Price Group, Inc.	690	41,635
UBS AG*	14,546	265,039

		1,739,559

Chemicals—0.6%
Air Liquide S.A.	1,136	163,073
Air Products & Chemicals, Inc.	615	58,782
Air Water, Inc.	1,000	11,991
Airgas, Inc.	190	13,308
Akzo Nobel N.V.	926	58,502
Arkema S.A.	221	22,786
Asahi Kasei Corp.	5,000	33,480
BASF SE	3,671	360,255
CF Industries Holdings, Inc.	190	26,917
Daicel Chemical Industries, Ltd.	1,000	6,572
Denki Kagaku Kogyo KK	2,000	9,573
Dow Chemical Co. (The)	3,180	114,480
E.I. du Pont de Nemours & Co.	2,495	134,855

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Eastman Chemical Co.	190	$19,393
Ecolab, Inc.	625	35,237
FMC Corp.	190	16,344
Givaudan S.A.*	33	34,888
Hitachi Chemical Co., Ltd.	400	7,891
Incitec Pivot, Ltd.	6,510	26,967
International Flavors & Fragrances, Inc.	245	15,739
Israel Chemicals, Ltd.	1,776	28,199
Israel Corp., Ltd. (The)	9	9,791
Johnson Matthey plc	858	27,104
JSR Corp.	700	13,471
K+S AG	688	52,958
Kaneka Corp.	1,000	6,535
Kansai Paint Co., Ltd.	1,000	9,064
Koninklijke DSM N.V.	616	40,040
Kuraray Co., Ltd.	1,500	21,855
Lanxess AG	333	27,374
Linde AG	676	118,698
Makhteshim-Agan Industries, Ltd.*	918	5,128
Mitsubishi Chemical Holdings Corp.	5,500	38,738
Mitsubishi Gas Chemical Co., Inc.	1,000	7,279
Mitsui Chemicals, Inc.	3,000	10,862
Monsanto Co.	1,490	108,085
Nitto Denko Corp.	600	30,244
Novozymes A.S.—B Shares	185	30,152
Orica, Ltd.	1,452	41,978
PPG Industries, Inc.	435	39,494
Praxair, Inc.	815	88,338
Sherwin-Williams Co. (The)	250	20,967
Shin-Etsu Chemical Co., Ltd.	1,600	85,213
Showa Denko KK	6,000	12,350
Sigma-Aldrich Corp.	315	23,115
Sika AG	8	19,274
Solvay S.A.	237	36,675
Sumitomo Chemical Co., Ltd.	6,000	29,760
Syngenta AG*	378	127,505
Taiyo Nippon Sanso Corp.	1,000	7,924
Teijin, Ltd.	4,000	17,509
Toray Industries, Inc.	6,000	44,045
Tosoh Corp.	2,000	7,986
Ube Industries, Ltd.	4,000	11,954
Umicore S.A.	456	24,908
Wacker Chemie AG	63	13,642
Yara International ASA	758	42,827

		2,452,074

Security Description	Shares	Value

Commercial Banks—1.7%
Alpha Bank AE*	2,029	$10,225
Aozora Bank, Ltd.	2,000	4,613
Australia & New Zealand Banking Group, Ltd.	10,377	244,994
Banca Carige S.p.A.	2,584	5,866
Banca Monte dei Paschi di Siena S.p.A.	9,975	7,569
Banco Bilbao Vizcaya Argentaria S.A.	17,053	200,364
Banco Comercial Portugues S.A.*	12,964	7,720
Banco de Sabadell S.A.	4,445	18,399
Banco Espirito Santo S.A.	2,098	7,831
Banco Popolare SC	7,049	16,267
Banco Popular Espanol S.A.	3,848	21,689
Banco Santander S.A.	33,736	390,159
Bank Hapoalim BM	4,239	21,089
Bank Leumi Le-Israel BM	4,712	22,168
Bank of Cyprus plc	3,398	10,018
Bank of East Asia, Ltd.	6,200	25,536
Bank of Kyoto, Ltd. (The)	1,000	9,164
Bank of Yokohama, Ltd. (The)	5,000	24,862
Bankinter S.A.	851	5,788
Barclays plc	46,262	190,629
BB&T Corp.	1,875	50,325
Bendigo and Adelaide Bank, Ltd.	1,458	13,863
BNP Paribas S.A.	3,833	296,324
BOC Hong Kong Holdings, Ltd.	15,000	43,468
Chiba Bank, Ltd. (The)	3,000	18,674
Chugoku Bank, Ltd. (The)	1,000	12,313
Comerica, Inc.	445	15,384
Commerzbank AG*	14,303	61,675
Commonwealth Bank of Australia	6,191	347,474
Credit Agricole S.A.	3,840	57,834
Danske Bank A.S.*	2,607	48,353
DBS Group Holdings, Ltd.	7,000	83,604
Dexia S.A.*	2,337	7,287
DnB NOR ASA	3,906	54,646
EFG Eurobank Ergasias S.A.*	1,292	6,061
Erste Group Bank AG	756	39,692
Fifth Third Bancorp.	2,495	31,811
First Horizon National Corp.	690	6,583
Fukuoka Financial Group, Inc.	3,000	12,462
Gunma Bank, Ltd. (The)	1,000	5,258
Hachijuni Bank, Ltd. (The)	2,000	11,185
Hang Seng Bank, Ltd.	3,100	49,518
Hiroshima Bank, Ltd. (The)	2,000	8,680
Hokuhoku Financial Group, Inc.	5,000	9,858

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
HSBC Holdings plc	70,774	$703,242
Huntington Bancshares, Inc.	2,315	15,186
Intesa Sanpaolo S.p.A.	40,273	107,388
Intesa Sanpaolo S.p.A.—RSP	3,727	8,060
Israel Discount Bank, Ltd.—Class A*	3,160	6,207
Iyo Bank, Ltd. (The)	1,000	9,164
Joyo Bank, Ltd. (The)	2,000	8,358
KBC Grope N.V.	644	25,347
KeyCorp.	2,560	21,325
Lloyds TSB Group plc*	163,256	128,537
M&T Bank Corp.	365	32,102
Marshall & Ilsley Corp.	1,435	11,437
Mitsubishi UFJ Financial Group, Inc.	50,900	246,153
Mizrahi Tefahot Bank, Ltd.	492	5,209
Mizuho Financial Group, Inc.	82,000	134,218
Mizuho Trust & Banking Co., Ltd.	6,000	5,282
National Australia Bank, Ltd.	8,672	238,429
National Bank of Greece S.A.*	3,821	27,359
Natixis	3,487	17,523
Nishi-Nippon City Bank, Ltd. (The)	3,000	8,816
Nordea Bank AB	10,503	113,322
Oversea-Chinese Banking Corp., Ltd.	10,000	76,256
PNC Financial Services Group, Inc.	1,435	85,540
Raiffeisen Bank International AG	195	10,064
Regions Financial Corp.	3,425	21,235
Resona Holdings, Inc.	7,500	35,154
Royal Bank of Scotland Group plc*	70,159	43,356
Seven Bank, Ltd.	2	3,985
Shinsei Bank, Ltd.	5,000	4,960
Shizuoka Bank, Ltd. (The)	2,000	18,302
Skandinaviska Enskilda Banken AB—Class A	5,638	46,249
Societe Generale S.A.	2,536	150,715
Standard Chartered plc	9,386	247,034
Sumitomo Mitsui Financial Group, Inc.	5,400	165,258
Sumitomo Mitsui Trust Holdings, Inc.	12,000	41,515
SunTrust Banks, Inc.	1,440	37,152
Suruga Bank, Ltd.	1,000	8,668
Svenska Handelsbanken AB—A Shares	1,956	60,550
Swedbank AB—A Shares	3,235	54,563
U.S. Bancorp.	5,235	133,545
UniCredit S.p.A.	53,925	114,344
Unione di Banche Italiane SCPA	3,175	17,901
United Overseas Bank, Ltd.	5,000	80,166

Security Description	Shares	Value

Commercial Banks—(Continued)
Wells Fargo & Co.	14,380	$403,503
Westpac Banking Corp.	12,026	287,281
Wing Hang Bank, Ltd.	500	5,478
Yamaguchi Financial Group, Inc.	1,000	9,288
Zions Bancorporation	500	12,005

		6,584,013

Commercial Services & Supplies—0.1%
Aggreko plc*	1,097	34,002
Avery Dennison Corp.	260	10,044
Babcock International Group plc	1,434	16,406
Brambles, Ltd.	5,798	44,924
Cintas Corp.	320	10,570
Dai Nippon Printing Co., Ltd.	2,000	22,394
Edenred	632	19,312
G4S plc	5,638	25,347
Iron Mountain, Inc.	510	17,386
Pitney Bowes, Inc.	510	11,725
Republic Services, Inc.	815	25,143
RR Donnelley & Sons Co.	510	10,001
Secom Co., Ltd.	800	38,142
Securitas AB—B Shares	1,252	13,300
Serco Group plc	1,972	17,507
Societe BIC S.A.	115	11,130
Stericycle, Inc.*	245	21,834
Suez Environnement Co.	1,077	21,515
Toppan Printing Co., Ltd.	2,000	15,426
Waste Management, Inc.	1,305	48,637

		434,745

Communications Equipment—0.3%
Alcatel-Lucent*	9,266	53,669
Cisco Systems, Inc.	15,070	235,243
F5 Networks, Inc.*	245	27,011
Harris Corp.	320	14,419
JDS Uniphase Corp.*	570	9,496
Juniper Networks, Inc.*	1,440	45,360
Motorola Mobility Holdings, Inc.*	760	16,750
Motorola Solutions, Inc.*	930	42,817
Nokia OYJ	14,969	97,179
QUALCOMM, Inc.	4,485	254,703
Telefonaktiebolaget LM Ericsson—B Shares	12,037	174,182
Tellabs, Inc.	945	4,357

		975,186

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Computers & Peripherals—0.4%
Apple, Inc.*	2,545	$854,280
Dell, Inc.*	4,555	75,932
EMC Corp.*	5,610	154,555
Fujitsu, Ltd.	7,000	39,754
Hewlett-Packard Co.	5,920	215,488
Lexmark International, Inc.—Class A*	190	5,559
NEC Corp.*	10,000	22,692
NetApp, Inc.*	1,000	52,780
SanDisk Corp.*	625	25,938
Seiko Epson Corp.	500	8,606
Toshiba Corp.	16,000	83,725
Western Digital Corp.*	625	22,738

		1,562,047

Construction & Engineering—0.1%
ACS Actividades de Construccion y Servicios S.A.	566	26,732
Balfour Beatty plc	2,744	13,602
Bouygues S.A.	950	41,826
Chiyoda Corp.	1,000	11,445
Eiffage S.A.	162	10,736
Ferrovial S.A.	1,466	18,558
Fluor Corp.	495	32,007
Fomento de Construcciones y Contratas S.A.	203	6,199
Hochtief AG	169	14,138
Jacobs Engineering Group, Inc.*	320	13,840
JGC Corp.	1,000	27,218
Kajima Corp.	3,000	8,556
Kinden Corp.	1,000	8,519
Koninklijke Boskalis Westminster N.V.	283	13,401
Leighton Holdings, Ltd.	604	13,515
Obayashi Corp.	2,000	8,680
Quanta Services, Inc.*	565	11,413
Shimizu Corp.	2,000	8,283
Skanska AB—B Shares	1,598	28,702
Taisei Corp.	4,000	9,126
Vinci S.A.	1,777	113,995

		440,491

Construction Materials—0.1%
Boral, Ltd.	2,896	13,674
Cimpor Cimentos de Portugal SGPS S.A.	806	6,168
CRH plc	2,835	63,141
Fletcher Building, Ltd.	2,712	19,365

Security Description	Shares	Value

Construction Materials—(Continued)
HeidelbergCement AG	562	$35,934
Holcim, Ltd.*	981	73,982
Imerys S.A.	136	9,598
James Hardie Industries SE*	1,744	10,967
Lafarge S.A.	801	51,123
Vulcan Materials Co.	320	12,330

		296,282

Consumer Finance—0.1%
Aeon Credit Service Co., Ltd.	300	4,085
American Express Co.	2,860	147,862
Capital One Financial Corp.	1,245	64,329
Credit Saison Co., Ltd.	600	10,022
Discover Financial Services	1,445	38,654
SLM Corp.	1,435	24,122

		289,074

Containers & Packaging—0.0%
Amcor, Ltd.	4,898	37,845
Ball Corp.	440	16,922
Bemis Co., Inc.	260	8,783
Owens-Illinois, Inc.*	440	11,356
Rexam plc	3,505	21,559
Sealed Air Corp.	435	10,349
Toyo Seikan Kaisha, Ltd.	600	10,022

		116,836

Distributors—0.0%
Genuine Parts Co.	415	22,576
Jardine Cycle & Carriage, Ltd.	1,000	35,032
Li & Fung, Ltd.	22,000	43,821

		101,429

Diversified Consumer Services—0.0%
Apollo Group, Inc.—Class A*	315	13,759
Benesse Holdings, Inc.	300	12,853
DeVry, Inc.	185	10,939
H&R Block, Inc.	815	13,072

		50,623

Diversified Financial Services—0.5%
ASX, Ltd.	700	22,874
Bank of America Corp.	27,640	302,934
CaixaBank	3,360	23,487
Citigroup, Inc.	7,910	329,372
CME Group, Inc.	185	53,944
Deutsche Boerse AG	779	59,284

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Eurazeo	122	$8,927
Exor S.p.A.	256	8,012
Groupe Bruxelles Lambert S.A.	322	28,681
Hong Kong Exchanges and Clearing, Ltd.	4,100	85,988
Industrivarden AB—C Shares	471	7,825
ING Groep N.V.*	15,309	188,745
IntercontinentalExchange, Inc.*	190	23,695
Investor AB—B Shares	1,821	41,896
JPMorgan Chase & Co.	10,890	445,837
Kinnevik Investment AB—Class B	822	18,325
Leucadia National Corp.	505	17,221
London Stock Exchange Group plc	596	10,161
Mitsubishi UFJ Lease & Finance Co., Ltd.	230	8,841
Moody’s Corp.	555	21,284
NASDAQ OMX Group, Inc. (The)*	380	9,614
NYSE Euronext	690	23,646
ORIX Corp.	420	40,570
Pargesa Holding S.A.	210	19,444
Pohjola Bank plc—A Shares	552	7,151
Singapore Exchange, Ltd.	3,000	18,404

		1,826,162

Diversified Telecommunication Services—0.7%
AT&T, Inc.	16,125	506,486
Belgacom S.A.	608	21,718
Bezeq The Israeli Telecommunication Corp., Ltd.	6,971	17,574
BT Group plc	31,027	100,456
CenturyLink, Inc.	1,620	65,497
Deutsche Telekom AG	11,227	176,344
Elisa OYJ	565	12,186
France Telecom S.A.	7,411	157,845
Frontier Communications Corp.	2,685	21,668
Hellenic Telecommunications Organization S.A.	979	9,142
Iliad S.A.	76	10,213
Inmarsat plc	1,841	16,447
Koninklijke KPN N.V.	6,286	91,569
Nippon Telegraph & Telephone Corp.	1,900	91,060
PCCW, Ltd.	16,000	6,909
Portugal Telecom SGPS S.A.	2,687	26,681
Singapore Telecommunications, Ltd.	32,000	82,121
Swisscom AG	93	42,612
TDC A.S.*	1,484	13,564
Tele2 AB—B Shares	1,267	25,129

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Telecom Corp. of New Zealand, Ltd.	7,693	$15,644
Telecom Italia S.p.A.	37,514	52,277
Telecom Italia S.p.A.—RSP	24,086	28,073
Telefonica S.A.	16,418	402,021
Telekom Austria AG	1,328	16,973
Telenor ASA	2,982	49,014
TeliaSonera AB	8,654	63,713
Telstra Corp., Ltd.	17,407	53,986
Verizon Communications, Inc.	7,720	287,416
Windstream Corp.	1,370	17,755

		2,482,093

Electric Utilities—0.5%
Acciona S.A.	102	10,842
American Electric Power Co., Inc.	1,310	49,361
Cheung Kong Infrastructure Holdings, Ltd.	2,000	10,358
Chubu Electric Power Co., Inc.	2,700	52,564
Chugoku Electric Power Co., Inc. (The)	1,200	20,713
CLP Holdings, Ltd.	7,500	66,503
Contact Energy, Ltd.*	1,395	6,194
Duke Energy Corp.	3,615	68,070
E.On AG	7,198	204,742
EDF S.A.	961	37,831
Edison International	875	33,906
EDP—Energias de Portugal S.A.	7,628	27,131
Enel S.p.A.	26,310	172,104
Entergy Corp.	495	33,799
Exelon Corp.	1,805	77,326
FirstEnergy Corp.	1,125	49,669
Fortum OYJ	1,775	51,481
Hokkaido Electric Power Co., Inc.	700	11,605
Hokuriku Electric Power Co.	700	13,315
Iberdrola S.A.	15,126	134,819
Kansai Electric Power Co., Inc. (The)	3,000	59,520
Kyushu Electric Power Co., Inc.	1,600	28,709
NextEra Energy, Inc.	1,175	67,515
Northeast Utilities	445	15,651
Pepco Holdings, Inc.	570	11,189
Pinnacle West Capital Corp.	310	13,820
Power Assets Holdings, Ltd.	5,500	41,454
PPL Corp.	1,505	41,884
Progress Energy, Inc.	810	38,888
Public Power Corp. S.A.	464	6,658
Red Electrica Corp. S.A.	432	26,116
Scottish & Southern Energy plc	3,724	83,353

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Shikoku Electric Power Co., Inc	700	$15,841
Southern Co.	2,305	93,076
SP AusNet	5,586	5,665
Terna Rete Elettrica Nazionale S.p.A.	4,807	22,382
Tohoku Electric Power Co., Inc	1,800	25,914
Tokyo Electric Power Co., Inc (The)	5,800	23,446
Verbund AG	272	11,851

		1,765,265

Electrical Equipment—0.2%
ABB, Ltd.*	8,762	227,030
Alstom S.A.	823	50,824
Bekaert S.A.	155	11,819
Emerson Electric Co.	2,055	115,594
Fuji Electric Co., Ltd.	2,000	6,200
Furukawa Electric Co., Ltd.	2,000	8,283
GS Yuasa Corp.	1,000	6,634
Legrand S.A.	789	33,283
Mabuchi Motor Co., Ltd.	100	5,022
Mitsubishi Electric Corp.	8,000	92,256
Nidec Corp.	400	36,902
Prysmian S.p.A.	815	16,417
Rockwell Automation, Inc.	375	32,535
Roper Industries, Inc.	250	20,825
Schneider Electric S.A.	978	163,630
Sumitomo Electric Industries, Ltd.	3,000	43,412
Ushio, Inc.	400	7,852
Vestas Wind Systems A.S.*	814	18,941

		897,459

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp.—Class A	495	26,725
Citizen Holdings Co., Ltd.	1,000	5,939
Corning, Inc.	4,240	76,956
FLIR Systems, Inc.	435	14,664
Foxconn International Holdings, Ltd.*	9,000	3,967
FUJIFILM Holdings Corp.	1,800	55,778
Hamamatsu Photonics KK	300	12,890
Hirose Electric Co., Ltd.	100	10,193
Hitachi High-Technologies Corp.	200	4,355
Hitachi, Ltd.	18,000	105,574
Hoya Corp.	1,700	37,396
Ibiden Co., Ltd.	500	15,531
Jabil Circuit, Inc.	505	10,201
Keyence Corp.	200	56,395
Kyocera Corp.	600	60,636
Molex, Inc.	375	9,664

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Murata Manufacturing Co., Ltd.	800	$53,072
Nippon Electric Glass Co., Ltd.	1,000	12,722
Omron Corp.	800	22,102
Shimadzu Corp.	1,000	9,102
TDK Corp.	500	27,342
Yaskawa Electric Corp.	1,000	11,135
Yokogawa Electric Corp.*	800	6,775

		649,114

Energy Equipment & Services—0.3%
Aker Solutions ASA	657	13,201
AMEC plc	1,329	23,233
Baker Hughes, Inc.	1,185	85,984
Cameron International Corp.*	680	34,197
Cie Generale de Geophysique—Veritas*	575	21,212
Diamond Offshore Drilling, Inc.	185	13,026
FMC Technologies, Inc.*	630	28,218
Fugro N.V.	273	19,713
Halliburton Co.	2,490	126,990
Helmerich & Payne, Inc.	305	20,167
Nabors Industries, Ltd.*	755	18,603
National Oilwell Varco, Inc.	1,175	91,897
Noble Corp.	685	26,996
Petrofac, Ltd.	1,036	25,203
Rowan Cos., Inc.*	320	12,419
Saipem S.p.A.	1,058	54,702
SBM Offshore N.V.	674	17,855
Schlumberger, Ltd.	3,730	322,272
Seadrill, Ltd.	1,240	43,808
Subsea 7 SA*	1,125	28,883
Technip S.A.	393	42,197
Tenaris S.A.	1,887	43,164
Transocean, Ltd.	1,275	82,893
WorleyParsons, Ltd.	769	23,305

		1,220,138

Food & Staples Retailing—0.5%
Aeon Co., Ltd.	2,400	28,808
Carrefour S.A.	2,308	94,929
Casino Guichard Perrachon S.A.	221	20,863
Colruyt S.A.	303	15,182
Costco Wholesale Corp.	1,185	96,269
CVS Caremark Corp.	3,735	140,361
Delhaize Group S.A.	406	30,485
FamilyMart Co., Ltd.	200	7,316
J Sainsbury plc	4,848	25,659

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Jeronimo Martins SGPS S.A.	880	$16,922
Kesko OYJ	267	12,440
Koninklijke Ahold N.V.	4,764	64,111
Kroger Co. (The)	1,690	41,912
Lawson Inc	200	10,453
Metcash, Ltd.	3,073	13,686
Metro AG	518	31,439
Olam International, Ltd.	5,000	11,080
Safeway, Inc.	1,000	23,370
Seven & I Holdings Co., Ltd.	3,000	80,241
SUPERVALU, Inc.	565	5,317
Sysco Corp.	1,565	48,797
Tesco plc	32,162	207,745
Wal-Mart Stores, Inc.	5,355	284,565
Walgreen Co.	2,495	105,938
Wesfarmers, Ltd.	4,018	137,335
Wesfarmers, Ltd.—PPS	607	21,008
Whole Foods Market, Inc.	380	24,111
WM Morrison Supermarkets plc	9,030	43,194
Woolworths, Ltd.	4,848	144,373

		1,787,909

Food Products—0.6%
Ajinomoto Co., Inc.	3,000	35,452
Archer-Daniels-Midland Co.	1,845	55,627
Aryzta AG	178	9,531
Associated British Foods plc	1,424	24,780
Campbell Soup Co.	500	17,275
ConAgra Foods Inc	1,070	27,617
Danone	2,331	174,180
Dean Foods Co.*	500	6,135
General Mills, Inc.	1,740	64,763
Golden Agri-Resources, Ltd.	27,000	14,958
H.J. Heinz Co.	875	46,620
Hershey Co. (The)	435	24,730
Hormel Foods Corp.	375	11,179
J.M. Smucker Co. (The)	315	24,079
Kellogg Co.	685	37,894
Kerry Group plc—Class A	561	23,343
Kikkoman Corp.	1,000	10,478
Kraft Foods, Inc.—Class A	4,740	166,990
Lindt & Spruengli AG	5	15,570
Lindt & Spruengli AG—PC	1	36,424
McCormick & Co., Inc.	370	18,341
Mead Johnson Nutrition Co.	560	37,828
MEIJI Holdings Co., Ltd.	300	12,592
Nestle S.A.	13,850	860,121

Security Description	Shares	Value

Food Products—(Continued)
Nippon Meat Packers Inc	1,000	$14,260
Nisshin Seifun Group, Inc.	500	6,212
Nissin Foods Holdings Co., Ltd.	200	7,259
Parmalat S.p.A.*	4,855	18,291
Sara Lee Corp.	1,565	29,719
Suedzucker AG	265	9,431
Toyo Suisan Kaisha, Ltd.	1,000	23,560
Tyson Foods, Inc.—Class A	810	15,730
Unilever N.V.	6,511	213,759
Unilever plc	5,130	165,352
Wilmar International, Ltd.	7,439	32,848
Yakult Honsha Co., Ltd.	400	11,517
Yamazaki Baking Co., Ltd.	1,000	13,342

		2,317,787

Gas Utilities—0.1%
Enagas S.A.	716	17,376
Gas Natural SDG S.A.	1,289	27,042
Hong Kong & China Gas Co., Ltd.	19,000	43,169
Nicor Inc.	125	6,843
ONEOK, Inc.	310	22,943
Osaka Gas Co., Ltd.	8,000	30,256
Snam Rete Gas S.p.A.	6,423	38,097
Toho Gas Co., Ltd.	2,000	10,788
Tokyo Gas Co., Ltd.	10,000	45,012

		241,526

Health Care Equipment & Supplies—0.3%
Baxter International, Inc.	1,560	93,116
Becton, Dickinson & Co.	620	53,425
Boston Scientific Corp.*	4,120	28,469
C.R. Bard, Inc.	245	26,916
CareFusion Corp.*	570	15,487
Cie Generale d’Optique Essilor International S.A.	804	65,309
Cochlear, Ltd.	227	17,540
Coloplast A.S.—Class B	91	13,839
Covidien plc	1,365	72,659
DENTSPLY International, Inc.	375	14,280
Edwards Lifesciences Corp.*	310	27,026
Getinge AB—B Shares	800	21,554
Intuitive Surgical, Inc.*	120	44,653
Medtronic, Inc.	2,925	112,700
Olympus Corp.	900	30,143
Smith & Nephew plc	3,566	38,104
Sonova Holding AG*	196	18,287
St. Jude Medical, Inc.	875	41,720

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Straumann Holding AG	37	$8,905
Stryker Corp.	930	54,582
Synthes, Inc.	261	45,881
Sysmex Corp.	300	11,234
Terumo Corp.	700	37,628
Varian Medical Systems, Inc.*	315	22,056
William Demant Holding A.S.*	94	8,497
Zimmer Holdings, Inc.*	505	31,916

		955,926

Health Care Providers & Services—0.2%
Aetna, Inc.	1,055	46,515
Alfresa Holdings Corp.	100	3,869
AmerisourceBergen Corp.	745	30,843
Cardinal Health, Inc.	940	42,695
Celesio AG	340	6,790
CIGNA Corp.	745	38,315
Coventry Health Care, Inc.*	380	13,859
DaVita, Inc.*	250	21,653
Express Scripts, Inc.*	1,435	77,461
Fresenius Medical Care AG & Co. KGaA	785	58,772
Fresenius SE & Co. KGaA	454	47,461
Humana, Inc.	490	39,465
Laboratory Corp. of America Holdings*	305	29,521
McKesson Corp.	685	57,300
Medco Health Solutions, Inc.*	1,115	63,020
Medipal Holdings Corp.	600	5,297
Miraca Holdings, Inc.	200	8,072
Patterson Cos., Inc.	250	8,223
Quest Diagnostics, Inc.	435	25,708
Ramsay Health Care, Ltd.	525	10,243
Sonic Healthcare, Ltd.	1,475	20,372
Suzuken Co., Ltd.	300	6,893
Tenet Healthcare Corp.*	1,310	8,174
UnitedHealth Group, Inc.	2,990	154,224
WellPoint, Inc.	1,050	82,708

		907,453

Health Care Technology—0.0%
Cerner Corp.*	380	23,222

Hotels, Restaurants & Leisure—0.3%
Accor S.A.	589	26,377
Autogrill S.p.A.	458	6,020
Carnival Corp.	1,180	44,403

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Carnival plc	731	$28,342
Chipotle Mexican Grill, Inc.*	115	35,442
Compass Group plc	7,560	73,006
Crown, Ltd.	1,808	17,326
Darden Restaurants, Inc.	375	18,660
Echo Entertainment Group, Ltd.*	2,738	12,076
Galaxy Entertainment Group, Ltd.*	4,900	10,428
Genting Singapore plc*	24,000	37,737
Intercontinental Hotels Group plc	1,159	23,744
International Game Technology	810	14,240
Marriott International, Inc.—Class A	755	26,795
McDonald’s Corp.	2,860	241,155
McDonald’s Holdings Co. Japan, Ltd.	300	7,618
OPAP S.A.	892	13,927
Oriental Land Co., Ltd.	200	16,914
Sands China, Ltd.*	9,600	25,784
Shangri-La Asia, Ltd.	6,000	14,712
SJM Holdings, Ltd.	6,600	15,674
Sky City Entertainment Group, Ltd.	2,299	6,894
Sodexo	377	29,600
Starbucks Corp.	2,000	78,980
Starwood Hotels & Resorts Worldwide, Inc.	505	28,300
TABCORP. Holdings, Ltd.	2,738	9,667
Tatts Group, Ltd.	5,200	13,393
TUI AG*	604	6,562
TUI Travel plc	2,011	7,251
Whitbread plc	708	18,372
Wyndham Worldwide Corp.	445	14,974
Wynn Macau, Ltd.	6,200	20,237
Wynn Resorts, Ltd.	240	34,450
Yum! Brands, Inc.	1,300	71,812

		1,050,872

Household Durables—0.1%
Casio Computer Co., Ltd.	900	6,305
D.R. Horton, Inc.	750	8,640
Electrolux AB—Series B	959	22,961
Fortune Brands, Inc.	435	27,740
Harman International Industries, Inc.	190	8,658
Husqvarna AB—B Shares	1,768	11,751
Leggett & Platt, Inc.	380	9,264
Lennar Corp.—Class A	435	7,895
Newell Rubbermaid, Inc.	755	11,914
Panasonic Corp.	8,800	106,938
PulteGroup, Inc.*	880	6,741
Rinnai Corp.	100	7,192

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Sekisui Chemical Co., Ltd.	2,000	$16,988
Sekisui House, Ltd.	2,000	18,501
Sharp Corp.	4,000	36,258
Sony Corp.	4,000	105,004
Stanley Black & Decker, Inc.	440	31,702
Whirlpool Corp.	190	15,451

		459,903

Household Products—0.2%
Clorox Co. (The)	375	25,290
Colgate-Palmolive Co.	1,365	119,315
Henkel AG & Co. KGaA	519	29,793
Kimberly-Clark Corp.	1,115	74,214
Procter & Gamble Co. (The)	7,655	486,628
Reckitt Benckiser Group plc	2,467	136,361
Unicharm Corp.	400	17,410

		889,011

Independent Power Producers & Energy Traders—0.0%
AES Corp. (The)*	1,805	22,996
Constellation Energy Group, Inc.	510	19,360
EDP Renovaveis S.A.*	872	5,761
Electric Power Development Co., Ltd.	500	13,485
Enel Green Power S.p.A.	6,995	19,323
Iberdrola Renovables S.A.	3,377	14,939
International Power plc	6,106	31,562
NRG Energy, Inc.*	635	15,608

		143,034

Industrial Conglomerates—0.4%
3M Co.	1,935	183,535
Delek Group, Ltd.	18	4,030
Fraser and Neave, Ltd.	3,000	14,151
General Electric Co.	29,005	547,034
Hutchison Whampoa, Ltd.	8,000	86,358
Keppel Corp., Ltd.	5,000	45,134
Koninklijke Philips Electronics N.V.	3,941	101,367
NWS Holdings, Ltd.	5,000	6,695
Orkla A.S.A.	3,084	29,433
SembCorp. Industries, Ltd.	4,000	16,261
Siemens AG	3,289	452,361
Smiths Group plc	1,567	30,240
Tyco International, Ltd.	1,305	64,506
Wendel S.A.	131	16,132

		1,597,237

Security Description	Shares	Value

Insurance—0.8%
ACE, Ltd.	930	$61,213
Admiral Group plc	805	21,485
Aegon N.V.*	6,870	46,935
Aflac, Inc.	1,255	58,583
Ageas	8,843	24,029
AIA Group, Ltd.*	31,300	108,602
Allianz SE	1,814	253,788
Allstate Corp. (The)	1,435	43,811
American International Group, Inc.*	1,185	34,744
AMP, Ltd.	11,258	59,079
Aon Corp.	930	47,709
Assicurazioni Generali S.p.A.	4,667	98,622
Assurant, Inc.	255	9,249
Aviva plc	11,272	79,511
AXA S.A.	7,120	162,039
Baloise Holding AG	190	19,591
Berkshire Hathaway, Inc.—Class B*	4,730	366,055
Chubb Corp. (The)	810	50,714
Cincinnati Financial Corp.	440	12,839
CNP Assurances	594	12,971
Dai-ichi Life Insurance Co., Ltd. (The)	36	50,131
Delta Lloyd N.V.	402	9,569
Genworth Financial, Inc.—Class A*	1,315	13,518
Gjensidige Forsikring ASA	799	9,885
Hannover Rueckversicherung AG	241	12,588
Hartford Financial Services Group, Inc. (The)	1,190	31,380
Insurance Australia Group, Ltd.	8,310	30,321
Legal & General Group plc	23,450	44,537
Lincoln National Corp.	820	23,362
Loews Corp.	870	36,618
Mapfre S.A.	3,010	11,191
Marsh & McLennan Cos., Inc.	1,440	44,914
MetLife, Inc.	565	24,787
MS&AD Insurance Group Holdings	2,300	53,504
Muenchener Rueckversicherungs AG	753	115,322
NKSJ Holdings, Inc.	6,000	39,358
Old Mutual plc	21,806	46,740
Principal Financial Group, Inc.	875	26,617
Progressive Corp. (The)	1,755	37,522
Prudential Financial, Inc.	1,310	83,303
Prudential plc	10,175	117,714
QBE Insurance Group, Ltd.	4,204	77,824
Resolution, Ltd.	5,806	27,427
RSA Insurance Group plc	13,981	30,305
Sampo OYJ—A Shares	1,679	54,305

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
SCOR SE	675	$19,215
Sony Financial Holdings, Inc.	695	12,487
Standard Life plc	9,126	30,867
Suncorp. Group, Ltd.	5,122	44,743
Swiss Life Holding AG*	122	19,996
Swiss Re, Ltd.*	1,408	79,006
T&D Holdings, Inc.	1,150	27,165
Tokio Marine Holdings, Inc.	2,900	80,730
Torchmark Corp.	240	15,394
Travelers Cos., Inc. (The)	1,180	68,888
Tryg A.S.	102	5,893
Unum Group	815	20,766
Vienna Insurance Group AG Wiener Versicherung Gruppe	154	8,477
XL Group plc	815	17,914
Zurich Financial Services AG*	582	147,065

		3,222,917

Internet & Catalog Retail—0.1%
Amazon.com, Inc.*	970	198,355
Dena Co., Ltd.	392	16,794
Expedia, Inc.	530	15,365
Home Retail Group plc	3,251	8,551
Netflix, Inc.*	143	37,565
Priceline.com, Inc.*	145	74,230
Rakuten Inc	29	29,883

		380,743

Internet Software & Services—0.1%
Akamai Technologies, Inc.*	500	15,735
eBay, Inc.*	3,115	100,521
Google, Inc.—Class A*	685	346,870
Gree, Inc.	366	7,947
Monster Worldwide, Inc.*	320	4,691
United Internet AG	450	9,473
VeriSign, Inc.	445	14,890
Yahoo Japan Corp.	58	19,850
Yahoo!, Inc.*	3,555	53,467

		573,444

IT Services—0.3%
Amadeus IT Holding S.A.—A Shares*	984	20,451
Atos	196	11,090
Automatic Data Processing, Inc.	1,365	71,908
Cap Gemini S.A.	591	34,677
Cognizant Technology Solutions Corp.—Class A*	815	59,772

Security Description	Shares	Value

IT Services—(Continued)
Computer Sciences Corp.	435	$16,513
Computershare, Ltd.	1,777	16,915
Fidelity National Information Services, Inc.	695	21,399
Fiserv, Inc.*	380	23,799
Indra Sistemas S.A.	394	8,143
International Business Machines Corp.	3,355	575,550
Itochu Techno-Solutions Corp.	100	3,530
Mastercard, Inc.—Class A	300	90,402
Nomura Research Institute, Ltd.	400	8,705
NTT Data Corp.	5	16,498
Otsuka Corp.	100	6,194
Paychex, Inc.	875	26,880
SAIC, Inc.*	760	12,783
Teradata Corp.*	440	26,488
Total System Services, Inc.	435	8,082
Visa, Inc.—Class A	1,310	110,381
Western Union Co.	1,750	35,053

		1,205,213

Leisure Equipment & Products—0.0%
Hasbro, Inc.	375	16,474
Mattel, Inc.	935	25,703
Namco Bandai Holdings, Inc.	800	9,583
Nikon Corp.	1,400	32,793
Sankyo Co., Ltd.	200	10,279
Sega Sammy Holdings, Inc.	800	15,366
Shimano, Inc.	300	16,424
Yamaha Corp.	600	6,793

		133,415

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.*	935	47,788
Life Technologies Corp.*	495	25,775
Lonza Group AG*	234	18,301
PerkinElmer, Inc.	260	6,997
QIAGEN N.V.*	932	17,894
Thermo Fisher Scientific, Inc.*	1,060	68,253
Waters Corp.*	250	23,935

		208,943

Machinery—0.6%
Alfa Laval AB	1,349	29,174
Amada Co., Ltd.	1,000	7,638
Atlas Copco A.B.—A Shares	2,684	70,907
Atlas Copco A.B.—B Shares	1,560	36,856

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Caterpillar, Inc.	1,745	$185,773
Cosco Corp. Singapore, Ltd.	4,000	6,355
Cummins, Inc.	555	57,437
Danaher Corp.	1,490	78,955
Deere & Co.	1,175	96,879
Dover Corp.	500	33,900
Eaton Corp.	935	48,106
FANUC Corp.	800	132,730
Fiat Industrial S.p.A.*	3,056	39,502
Flowserve Corp.	180	19,780
GEA Group AG	698	25,024
Hexagon AB—B Shares	1,013	25,042
Hino Motors, Ltd.	1,000	5,791
Hitachi Construction Machinery Co., Ltd.	400	8,898
IHI Corp.	5,000	12,834
Illinois Tool Works, Inc.	1,370	77,391
Ingersoll-Rand plc	875	39,734
Invensys plc	3,236	16,737
Japan Steel Works, Ltd. (The)	1,000	6,808
Joy Global, Inc.	305	29,048
JTEKT Corp.	900	13,158
Kawasaki Heavy Industries, Ltd.	6,000	23,734
Komatsu, Ltd.	3,800	117,659
Kone OYJ—Class B	622	39,143
Kubota Corp.	5,000	43,958
Kurita Water Industries, Ltd.	400	11,864
Makita Corp.	400	18,501
MAN SE	423	56,495
Metso OYJ	511	29,070
Minebea Co., Ltd.	1,000	5,295
Mitsubishi Heavy Industries, Ltd.	12,000	56,098
Mitsui Engineering & Shipbuilding Co., Ltd.	3,000	6,510
Nabtesco Corp.	1,000	24,031
NGK Insulators, Ltd.	1,000	18,501
NSK, Ltd.	2,000	19,815
NTN Corp.	2,000	11,309
PACCAR, Inc.	995	50,835
Pall Corp.	310	17,431
Parker Hannifin Corp.	435	39,037
Sandvik AB	4,030	70,913
Scania AB—B Shares	1,279	29,771
Schindler Holding AG	159	19,295
Schindler Holding AG—PC	194	23,565
SembCorp. Marine, Ltd.	3,000	12,954

Security Description	Shares	Value

Machinery—(Continued)
SKF AB—B Shares	1,558	$45,239
SMC Corp.	200	35,811
Snap-On, Inc.	180	11,246
Sulzer AG	58	9,431
Sumitomo Heavy Industries, Ltd.	2,000	13,838
THK Co., Ltd.	500	12,648
Vallourec S.A.	448	54,648
Volvo AB	5,509	96,588
Wartsila OYJ	670	22,663
Weir Group plc (The)	842	28,777
Yangzijiang Shipbuilding Holdings, Ltd.	7,700	9,159
Zardoya Otis S.A.	559	8,248

		2,198,537

Marine—0.0%
A.P. Moller-Maersk A.S.—Class A	2	16,575
A.P. Moller-Maersk A.S.—Class B	5	43,190
Kawasaki Kisen Kaisha, Ltd.	3,000	10,416
Kuehne & Nagel International AG	216	32,759
Mitsui OSK Lines, Ltd.	4,000	21,378
Neptune Orient Lines, Ltd.	3,000	3,739
Nippon Yusen KK	6,000	22,171
Orient Overseas International, Ltd.	1,000	6,457

		156,685

Media—0.5%
Axel Springer AG	158	7,816
British Sky Broadcasting Group plc	4,554	61,942
Cablevision Systems Corp.—Class A	625	22,631
CBS Corp.—Class B	1,810	51,567
Comcast Corp.—Class A	7,540	191,064
Dentsu, Inc.	700	20,572
DIRECTV—Class A*	2,175	110,533
Discovery Communications, Inc.—Class A*	750	30,720
Eutelsat Communications S.A.	396	17,829
Gannett Co., Inc.	630	9,022
Hakuhodo DY Holdings, Inc.	90	4,776
Interpublic Group of Cos., Inc. (The)	1,315	16,438
ITV plc*	14,768	16,966
JCDecaux S.A.*	266	8,540
Jupiter Telecommunications Co., Ltd.	7	7,812
Kabel Deutschland Holding AG*	288	17,735
Lagardere SCA	472	19,972
McGraw-Hill Cos., Inc. (The)	815	34,157
Mediaset Espana Comunicacion S.A.	650	5,656

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Mediaset S.p.A.	2,833	$13,339
Metropole Television S.A.	232	5,376
Modern Times Group AB—B Shares	191	12,659
News Corp.—Class A	6,225	110,182
Omnicom Group, Inc.	755	36,361
Pearson plc	3,250	61,412
Publicis Groupe S.A.	498	27,810
Reed Elsevier N.V.	2,749	36,951
Reed Elsevier plc	4,859	44,190
Sanoma OYJ	325	6,032
Scripps Networks Interactive— Class A	250	12,220
SES S.A.	1,198	33,676
Singapore Press Holdings, Ltd.	6,000	19,064
Societe Television Francaise S.A.	469	8,542
Time Warner Cable, Inc.	935	72,967
Time Warner, Inc.	2,985	108,564
Toho Co., Ltd.	400	6,612
Viacom, Inc.—Class B	1,620	82,620
Vivendi S.A.	4,946	137,740
Walt Disney Co. (The)	5,170	201,837
Washington Post Co. (The)—Class B	53	22,204
Wolters Kluwer N.V.	1,194	26,497
WPP plc	5,049	63,279

		1,805,882

Metals & Mining—0.9%
Acerinox S.A.	399	7,290
AK Steel Holding Corp.	260	4,098
Alcoa, Inc.	2,870	45,518
Allegheny Technologies, Inc.	305	19,358
Alumina, Ltd.	9,753	22,084
Anglo American plc	5,277	261,792
Antofagasta plc	1,576	35,301
ArcelorMittal	3,431	119,568
BHP Billiton plc	8,722	343,636
BHP Billiton, Ltd.	12,836	603,343
BlueScope Steel, Ltd.	7,363	9,522
Boliden AB	1,093	20,256
Cliffs Natural Resources, Inc.	425	39,291
Daido Steel Co., Ltd.	1,000	6,646
Eramet	21	6,966
Eurasian Natural Resources Corp. plc	1,029	12,921
Fortescue Metals Group, Ltd.	4,977	33,916
Freeport-McMoRan Copper & Gold, Inc.	2,560	135,424
Fresnillo plc	717	16,152

Security Description	Shares	Value

Metals & Mining—(Continued)
Glencore International plc	3,320	$26,193
Hitachi Metals, Ltd.	1,000	14,049
Iluka Resources, Ltd.	1,673	30,127
JFE Holdings, Inc.	1,800	49,193
Kazakhmys plc	856	18,981
Kobe Steel, Ltd.	10,000	22,568
Lonmin plc	647	15,105
Lynas Corp., Ltd.* (a)	6,756	13,380
MacArthur Coal, Ltd.	658	7,732
Maruichi Steel Tube, Ltd.	200	4,935
Mitsubishi Materials Corp.	4,000	12,499
Newcrest Mining, Ltd.	3,058	123,753
Newmont Mining Corp.	1,365	73,669
Nippon Steel Corp.	20,000	64,480
Nisshin Steel Co., Ltd.	3,000	5,692
Norsk Hydro ASA	3,721	28,597
Nucor Corp.	870	35,861
OneSteel, Ltd.	5,335	10,592
Outokumpu OYJ	512	6,793
OZ Minerals, Ltd.	1,294	18,330
Randgold Resources, Ltd.	364	30,735
Rautaruukki OYJ	337	7,626
Rio Tinto plc	5,782	417,191
Rio Tinto, Ltd.	1,742	155,144
Salzgitter AG	156	11,915
Sims Metal Management, Ltd.	655	12,406
SSAB AB—A Shares	626	9,391
Sumitomo Metal Industries, Ltd.	13,000	29,016
Sumitomo Metal Mining Co., Ltd.	2,000	32,612
ThyssenKrupp AG	1,337	69,584
Titanium Metals Corp.	200	3,664
United States Steel Corp.	375	17,265
Vedanta Resources plc	478	16,083
Voestalpine AG	439	24,270
Xstrata plc	8,295	182,799
Yamato Kogyo Co., Ltd.	200	6,185

		3,351,497

Multi-Utilities—0.3%
A2A S.p.A.	4,383	6,837
AGL Energy, Ltd.	1,831	28,786
Ameren Corp.	630	18,169
CenterPoint Energy, Inc.	1,130	21,865
Centrica plc	20,601	107,018
CMS Energy Corp.	685	13,488
Consolidated Edison, Inc.	805	42,858

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—(Continued)
Dominion Resources, Inc.	1,560	$75,301
DTE Energy Co.	440	22,009
GDF Suez	4,947	181,308
Integrys Energy Group, Inc.	190	9,850
National Grid plc	14,022	138,000
NiSource, Inc.	750	15,187
PG&E Corp.	1,065	44,762
Public Service Enterprise Group, Inc.	1,370	44,717
RWE AG	1,674	92,958
SCANA Corp.	310	12,205
Sempra Energy	680	35,958
TECO Energy, Inc.	565	10,673
United Utilities Group plc	2,724	26,218
Veolia Environnement S.A.	1,396	39,434
Wisconsin Energy Corp.	625	19,594
Xcel Energy, Inc.	1,310	31,833

		1,039,028

Multiline Retail—0.1%
Big Lots, Inc.*	190	6,299
Family Dollar Stores, Inc.	340	17,870
Harvey Norman Holdings, Ltd.	2,123	5,673
Isetan Mitsukoshi Holdings, Ltd.	1,500	14,601
J Front Retailing Co., Ltd.	2,000	8,779
JC Penney Co., Inc.	575	19,861
Kohl’s Corp.	785	39,258
Lifestyle International Holdings, Ltd.	2,500	7,357
Macy’s, Inc.	1,130	33,041
Marks & Spencer Group plc	6,334	36,781
Marui Group Co., Ltd.	900	6,785
Next plc	720	26,898
Nordstrom, Inc.	450	21,123
PPR	304	54,218
Sears Holdings Corp.*	115	8,216
Takashimaya Co., Ltd.	1,000	6,857
Target Corp.	1,940	91,005

		404,622

Office Electronics—0.1%
Brother Industries, Ltd.	900	13,225
Canon, Inc.	4,500	212,598
Konica Minolta Holdings, Inc.	2,000	16,591
Neopost S.A.	129	11,099
Ricoh Co., Ltd.	3,000	33,071
Xerox Corp.	3,800	39,558

		326,142

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—1.8%
Alpha Natural Resources, Inc.*	622	$28,235
Anadarko Petroleum Corp.	1,365	104,777
Apache Corp.	1,055	130,176
BG Group plc	13,542	307,676
BP plc	75,139	553,744
Cabot Oil & Gas Corp.	305	20,225
Cairn Energy plc*	5,597	37,304
Caltex Australia, Ltd.	540	6,815
Chesapeake Energy Corp.	1,755	52,106
Chevron Corp.	5,480	563,563
ConocoPhillips Co.	3,920	294,745
CONSOL Energy, Inc.	620	30,058
Cosmo Oil Co., Ltd.	2,000	5,654
Denbury Resources, Inc.*	1,065	21,300
Devon Energy Corp.	1,180	92,996
El Paso Corp.	2,060	41,612
ENI S.p.A.	9,606	227,545
EOG Resources, Inc.	745	77,890
EQT Corp.	380	19,958
Essar Energy plc*	1,303	8,565
Exxon Mobil Corp.	13,565	1,103,920
Galp Energia SGPS S.A.—B Shares	925	22,099
Hess Corp.	810	60,556
Idemitsu Kosan Co., Ltd.	100	10,614
Inpex Corp.	9	66,067
Japan Petroleum Exploration Co.	100	4,669
JX Holdings, Inc.	9,000	60,153
Marathon Oil Corp.	1,930	101,672
Murphy Oil Corp.	555	36,441
Neste Oil OYJ	513	8,054
Newfield Exploration Co.*	370	25,167
Noble Energy, Inc.	495	44,367
Occidental Petroleum Corp.	2,235	232,529
OMV AG	654	28,614
Origin Energy, Ltd.	4,246	71,949
Paladin Energy, Ltd.*	2,642	7,145
Peabody Energy Corp.	745	43,888
Pioneer Natural Resources Co.	315	28,215
QEP Resources, Inc.	495	20,706
Range Resources Corp.	435	24,143
Repsol YPF S.A.	3,172	110,288
Royal Dutch Shell plc—A Shares	14,245	507,675
Royal Dutch Shell plc—B Shares	10,775	385,047
Santos, Ltd.	3,499	50,842
Showa Shell Sekiyu KK	700	6,458
Southwestern Energy Co.*	935	40,093

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Spectra Energy Corp.	1,750	$47,968
Statoil ASA	4,461	113,367
Sunoco, Inc.	315	13,139
Tesoro Corp.*	375	8,591
TonenGeneral Sekiyu KK	1,000	12,251
Total S.A.	8,452	489,538
Tullow Oil plc	3,551	70,751
Valero Energy Corp.	1,555	39,761
Williams Cos., Inc. (The)	1,565	47,341
Woodside Petroleum, Ltd.	2,495	109,778

		6,678,800

Paper & Forest Products—0.0%
Holmen AB—B Shares	211	6,602
International Paper Co.	1,185	35,337
MeadWestvaco Corp.	440	14,656
Nippon Paper Group, Inc.	400	8,839
OJI Paper Co., Ltd.	3,000	14,322
Stora Enso OYJ—R Shares	2,325	24,430
Svenska Cellulosa AB—B Shares	2,292	32,385
UPM-Kymmene OYJ	2,078	38,057

		174,628

Personal Products—0.1%
Avon Products, Inc.	1,130	31,640
Beiersdorf AG	403	26,192
Estee Lauder Cos., Inc. (The)— Class A	310	32,609
Kao Corp.	2,100	54,945
L’Oreal S.A.	958	124,609
Shiseido Co., Ltd.	1,400	26,023

		296,018

Pharmaceuticals—1.4%
Abbott Laboratories	4,230	222,583
Allergan, Inc.	865	72,011
Astellas Pharma, Inc.	1,800	69,527
AstraZeneca plc	5,561	277,713
Bayer AG	3,305	266,113
Bristol-Myers Squibb Co.	4,615	133,650
Chugai Pharmaceutical Co., Ltd.	900	14,687
Daiichi Sankyo Co., Ltd.	2,700	52,530
Dainippon Sumitomo Pharma Co., Ltd.	600	5,677
Eisai Co., Ltd.	1,000	38,874
Elan Corp. plc*	1,993	23,151
Eli Lilly & Co.	2,750	103,208

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Forest Laboratories, Inc.*	755	$29,702
GlaxoSmithKline plc	20,732	444,384
Hisamitsu Pharmaceutical Co., Inc.	200	8,494
Hospira, Inc.*	440	24,930
Johnson & Johnson	7,470	496,904
Kyowa Hakko Kirin Co., Ltd.	1,000	9,486
Merck & Co., Inc.	8,405	296,612
Merck KGaA	258	28,081
Mitsubishi Tanabe Pharma Corp.	1,000	16,678
Mylan, Inc.*	1,185	29,234
Novartis AG	9,328	570,978
Novo Nordisk A.S.—Class B	1,674	210,411
Ono Pharmaceutical Co., Ltd.	300	15,996
Orion OYJ—Class B	375	9,678
Otsuka Holdings Co., Ltd.	1,003	26,491
Pfizer, Inc.	21,845	450,007
Roche Holding AG	2,808	469,585
Sanofi	4,454	358,629
Santen Pharmaceutical Co., Ltd.	300	12,127
Shionogi & Co., Ltd.	1,200	19,567
Shire plc	2,247	70,224
Taisho Pharmaceutical Co., Ltd.	1,000	22,444
Takeda Pharmaceutical Co., Ltd.	3,100	142,805
Teva Pharmaceutical Industries, Ltd.	3,756	180,677
Tsumura & Co.	200	6,374
UCB S.A.	403	18,135
Watson Pharmaceuticals, Inc.*	370	25,430

		5,273,787

Professional Services—0.1%
Adecco S.A.*	530	33,954
Bureau Veritas S.A.	218	18,440
Capita Group plc (The)	2,449	28,155
Dun & Bradstreet Corp.	125	9,442
Equifax, Inc.	315	10,937
Experian plc	3,995	50,936
Intertek Group plc	638	20,226
Randstad Holding N.V.	476	22,036
Robert Half International, Inc.	380	10,271
SGS S.A.	22	41,733

		246,130

Real Estate Investment Trusts—0.3%
Apartment Investment & Management Co.—Class A	315	8,042
Ascendas Real Estate Investment Trust	7,000	11,634
AvalonBay Communities, Inc.	245	31,458

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Boston Properties, Inc.	425	$45,118
British Land Co. plc	3,363	32,908
Capital Shopping Centres Group plc	2,232	14,328
CapitaMall Trust	7,000	10,664
CFS Retail Property Trust	7,377	14,369
Corio N.V.	236	15,664
Dexus Property Group	19,342	18,266
Equity Residential	810	48,600
Fonciere Des Regions	110	11,670
Gecina S.A.	88	12,317
Goodman Group	27,551	20,844
GPT Group	7,046	23,894
Hammerson plc	2,825	21,852
HCP, Inc.	1,065	39,075
Health Care REIT, Inc.	495	25,953
Host Hotels & Resorts, Inc.	1,815	30,764
ICADE	93	11,485
Japan Prime Realty Investment Corp.	3	7,924
Japan Real Estate Investment Corp.	2	19,617
Japan Retail Fund Investment Corp.	6	9,211
Kimco Realty Corp.	1,070	19,945
Klepierre	417	17,239
Land Securities Group plc	3,078	42,162
Link REIT (The)	9,000	30,765
Mirvac Group	13,653	18,315
Nippon Building Fund, Inc.	2	19,493
Nomura Real Estate Office Fund, Inc.	1	6,597
Plum Creek Timber Co., Inc.	435	17,635
ProLogis, Inc.	1,130	40,505
Public Storage	375	42,754
Segro plc	2,964	14,873
Simon Property Group, Inc.	810	94,146
Stockland	9,525	34,856
Unibail-Rodamco SE	367	84,989
Ventas, Inc.	440	23,192
Vornado Realty Trust	440	40,999
Westfield Group	8,768	81,485
Westfield Retail Trust	11,597	33,727
Weyerhaeuser Co.	1,440	31,478

		1,180,812

Real Estate Management & Development—0.2%
Aeon Mall Co., Ltd.	300	7,224
CapitaLand, Ltd.	10,000	23,708
CapitaMalls Asia, Ltd.	5,400	6,467
CB Richard Ellis Group, Inc.—Class A*	755	18,958
Cheung Kong Holdings, Ltd.	6,000	87,745
City Developments, Ltd.	2,000	16,946
Daito Trust Construction Co., Ltd.	300	25,333

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Daiwa House Industry Co., Ltd.	2,000	$25,073
Global Logistic Properties, Ltd.*	7,300	12,251
Hang Lung Group, Ltd.	3,000	19,006
Hang Lung Properties, Ltd.	10,000	41,123
Henderson Land Development Co., Ltd.	4,000	25,856
Hopewell Holdings, Ltd.	2,500	7,919
Hysan Development Co., Ltd.	2,000	9,921
IMMOFINANZ AG*	3,756	16,038
Keppel Land, Ltd.	3,000	8,848
Kerry Properties, Ltd.	3,000	14,476
Lend Lease Group	2,147	20,667
Mitsubishi Estate Co., Ltd.	5,000	87,172
Mitsui Fudosan Co., Ltd.	3,000	51,262
New World Development, Ltd.	9,000	13,601
Nomura Real Estate Holdings, Inc.	400	6,622
NTT Urban Development Corp.	4	3,412
Sino Land Co., Ltd.	10,000	16,064
Sumitomo Realty & Development Co., Ltd.	1,000	22,184
Sun Hung Kai Properties, Ltd.	6,000	87,129
Swire Pacific, Ltd.—Class A	3,000	44,143
Tokyu Land Corp.	2,000	8,432
UOL Group, Ltd.	2,000	8,114
Wharf Holdings, Ltd.	6,000	41,675
Wheelock & Co., Ltd.	4,000	16,089

		793,458

Road & Rail—0.2%
Asciano, Ltd.	11,696	20,585
Central Japan Railway Co.	6	47,021
ComfortDelGro Corp., Ltd.	7,000	8,326
CSX Corp.	3,000	78,660
DSV A.S.	836	20,072
East Japan Railway Co.	1,300	74,152
Keikyu Corp.	2,000	14,384
Keio Corp.	2,000	10,986
Keisei Electric Railway Co., Ltd.	1,000	5,890
Kintetsu Corp.	6,000	19,195
MTR Corp.	5,500	19,508
Nippon Express Co., Ltd.	3,000	12,090
Norfolk Southern Corp.	990	74,181
Odakyu Electric Railway Co., Ltd.	2,000	15,822
QR National, Ltd.*	6,827	24,763
Ryder System, Inc.	130	7,391
Tobu Railway Co., Ltd.	4,000	16,765
Tokyu Corp.	4,000	16,566
Union Pacific Corp.	1,365	142,506

See accompanying notes to financial statements.

20

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
West Japan Railway Co.	700	$27,255

		656,118

Semiconductors & Semiconductor Equipment—0.3%
Advanced Micro Devices, Inc.*	1,560	10,904
Advantest Corp.	600	10,952
Altera Corp.	870	40,325
Analog Devices, Inc.	810	31,703
Applied Materials, Inc.	3,560	46,316
ARM Holdings plc	5,376	50,792
ASM Pacific Technology, Ltd.	800	10,959
ASML Holding N.V.	1,724	63,598
Broadcom Corp.—Class A*	1,305	43,900
Elpida Memory, Inc.*	800	9,325
First Solar, Inc.*	180	23,809
Infineon Technologies AG	4,344	48,908
Intel Corp.	15,000	332,400
KLA-Tencor Corp.	440	17,811
Linear Technology Corp.	620	20,472
LSI Corp.*	1,680	11,962
MEMC Electronic Materials, Inc.*	625	5,331
Microchip Technology, Inc.	500	18,955
Micron Technology, Inc.*	2,310	17,279
National Semiconductor Corp.	630	15,504
Novellus Systems, Inc.*	250	9,035
NVIDIA Corp.*	1,560	24,859
Renewable Energy Corp. ASA*	1,993	3,439
Rohm Co., Ltd.	400	22,791
STMicroelectronics N.V.	2,547	25,417
Sumco Corp.*	500	8,382
Teradyne, Inc.*	500	7,400
Texas Instruments, Inc.	3,180	104,399
Tokyo Electron, Ltd.	700	37,932
Xilinx, Inc.	690	25,164

		1,100,023

Software—0.4%
Adobe Systems, Inc.*	1,370	43,086
Autodesk, Inc.*	625	24,125
Autonomy Corp. plc*	922	25,289
BMC Software, Inc.*	495	27,077
CA, Inc.	1,005	22,954
Citrix Systems, Inc.*	500	40,000
Compuware Corp.*	570	5,563
Dassault Systemes S.A.	237	20,208
Electronic Arts, Inc.*	880	20,768
Intuit, Inc.*	745	38,636

Security Description	Shares	Value

Software—(Continued)
Konami Corp.	400	$9,404
Microsoft Corp.	20,175	524,550
NICE Systems, Ltd.*	242	8,717
Nintendo Co., Ltd.	400	74,747
Oracle Corp.	10,590	348,517
Oracle Corp. Japan	100	4,340
Red Hat, Inc.*	505	23,180
Sage Group plc (The)	5,280	24,510
Salesforce.com, Inc.*	315	46,929
SAP AG	3,678	223,018
Square Enix Holdings Co., Ltd.	200	3,581
Symantec Corp.*	2,060	40,623
Trend Micro, Inc.	400	12,345

		1,612,167

Specialty Retail—0.3%
ABC-Mart, Inc.	100	4,042
Abercrombie & Fitch Co.—Class A	255	17,065
AutoNation, Inc.*	155	5,674
AutoZone, Inc.*	75	22,114
Bed Bath & Beyond, Inc.*	705	41,151
Best Buy Co., Inc.	865	27,170
CarMax, Inc.*	600	19,842
Esprit Holdings, Ltd.	4,900	15,238
Fast Retailing Co., Ltd.	200	32,166
GameStop Corp.—Class A*	375	10,001
Gap, Inc. (The)	1,120	20,272
Hennes & Mauritz AB—B Shares	4,087	141,433
Home Depot, Inc. (The)	4,480	162,266
Inditex S.A.	872	79,584
Kingfisher plc	9,448	40,564
Limited Brands, Inc.	710	27,299
Lowe’s Cos., Inc.	3,770	87,879
Nitori Holdings Co., Ltd.	150	14,192
O’Reilly Automotive, Inc.*	375	24,566
Ross Stores, Inc.	335	26,840
Shimamura Co., Ltd.	100	9,498
Staples, Inc.	1,945	30,731
Tiffany & Co.	340	26,697
TJX Cos., Inc. (The)	1,085	56,995
Urban Outfitters, Inc.*	340	9,571
USS Co., Ltd.	90	6,953
Yamada Denki Co., Ltd.	330	26,721

		986,524

Textiles, Apparel & Luxury Goods—0.2%
Adidas AG	836	66,415

See accompanying notes to financial statements.

21

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Asics Corp.	1,000	$14,843
Burberry Group plc	1,742	40,586
Christian Dior S.A.	218	34,352
Coach, Inc.	810	51,783
Compagnie Financiere Richemont S.A.—Class A	2,086	136,488
Luxottica Group S.p.A.	466	14,971
LVMH Moet Hennessy Louis Vuitton S.A.	981	176,812
NIKE, Inc.—Class B	1,055	94,929
Pandora A.S.	234	7,363
Polo Ralph Lauren Corp.	185	24,533
Swatch Group AG (The)	307	78,469
VF Corp.	245	26,597
Yue Yuen Industrial Holdings, Ltd.	3,000	9,523

		777,664

Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp., Inc.	1,435	11,752
People’s United Financial, Inc.	945	12,701

		24,453

Tobacco—0.3%
Altria Group, Inc.	5,675	149,877
British American Tobacco plc	7,981	350,220
Imperial Tobacco Group plc	4,070	135,437
Japan Tobacco, Inc.	18	69,080
Lorillard, Inc.	430	46,814
Philip Morris International, Inc.	4,915	328,175
Reynolds American, Inc.	930	34,456
Swedish Match AB	877	29,514

		1,143,573

Trading Companies & Distributors—0.2%
Brenntag AG	134	15,601
Bunzl plc	1,320	16,544
Fastenal Co.	810	29,152
ITOCHU Corp.	6,000	61,976
Marubeni Corp.	6,000	39,581
Mitsubishi Corp.	5,400	133,920
Mitsui & Co., Ltd.	6,900	118,415
Noble Group, Ltd.	15,000	24,074
Sojitz Corp.	5,000	9,300
Sumitomo Corp.	4,500	60,766
Toyota Tsusho Corp.	800	13,620
W.W. Grainger, Inc.	180	27,657

Security Description	Shares	Value

Trading Companies & Distributors—(Continued)
Wolseley plc	1,137	$37,123

		587,729

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A.	1,477	33,046
Aeroports de Paris	138	13,002
Atlantia S.p.A.	1,260	26,864
Auckland International Airport, Ltd.	3,688	6,797
Fraport AG Frankfurt Airport Services Worldwide	147	11,838
Groupe Eurotunnel S.A.	2,101	23,526
Hutchison Port Holdings Trust*	20,900	17,661
Kamigumi Co., Ltd.	1,000	9,312
Koninklijke Vopak N.V.	281	13,790
MAp Group	1,488	5,334
Mitsubishi Logistics Corp.	1,000	11,172
Transurban Group	5,193	29,146

		201,488

Water Utilities—0.0%
Severn Trent plc	948	22,422

Wireless Telecommunication Services—0.3%
American Tower Corp.—Class A*	1,065	55,731
Cellcom Israel, Ltd.	219	6,085
KDDI Corp.	12	85,858
MetroPCS Communications, Inc.*	690	11,875
Millicom International Cellular S.A.	304	31,835
Mobistar S.A.	120	9,129
NTT DoCoMo, Inc.	61	108,165
Partner Communications Co., Ltd.	342	5,159
SOFTBANK Corp.	3,500	131,502
Sprint Nextel Corp.*	8,155	43,955
StarHub, Ltd.	2,000	4,546
Vodafone Group plc	206,959	549,692

		1,043,532

Total Common Stocks (Cost $77,021,195)		78,599,850

Investment Company Securities—7.7%
iShares Russell 2000 Index Fund	92,300	7,642,440
Midcap SPDR Trust Series I	43,100	7,645,940
Vanguard MSCI Emerging Markets ETF	287,300	13,968,526

Total Investment Company Securities (Cost $28,723,036)		29,256,906

See accompanying notes to financial statements.

22

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—18.3%

Security Description	Par Amount	Value

Federal Agencies—3.3%
Federal Home Loan Banks 1.750%, 12/14/12	$10,000	$10,191
4.750%, 12/16/16	245,000	278,338
2.500%, 06/13/14	3,160,000	3,306,400
0.875%, 08/22/12	10,000	10,062
Freddie Mac 5.000%, 07/15/14	4,970,000	5,559,586
4.375%, 07/17/15	35,000	38,853
Fannie Mae 4.750%, 02/21/13	10,000	10,702
1.750%, 05/07/13	50,000	51,147
4.625%, 10/15/13	10,000	10,911
2.375%, 04/11/16	966,000	987,218
2.750%, 03/13/14	10,000	10,526
7.250%, 05/15/30	541,000	731,126
5.375%, 06/12/17	756,000	881,029
3.875%, 07/12/13	799,000	854,239
5.250%, 09/15/16	10,000	11,546

		12,751,874

U.S. Treasury—15.0%
U.S. Treasury Bonds 6.250%, 08/15/23	2,005,000	2,543,844
8.875%, 02/15/19	683,000	984,480
7.250%, 05/15/16	3,825,000	4,829,659
6.000%, 02/15/26	517,000	643,584
5.375%, 02/15/31	935,000	1,095,049
3.500%, 02/15/39	3,899,000	3,348,875
4.375%, 05/15/40	1,255,000	1,254,418
U.S. Treasury Notes 4.625%, 07/31/12	1,190,000	1,246,386
4.000%, 11/15/12	3,449,000	3,622,799
3.625%, 05/15/13	2,011,000	2,130,560
0.750%, 08/15/13	8,315,000	8,329,759
2.000%, 11/30/13	3,259,000	3,367,974
2.625%, 07/31/14	1,650,000	1,739,590
2.000%, 04/30/16	4,002,000	4,063,299
3.125%, 10/31/16	10,195,000	10,838,559
2.750%, 02/15/19	2,763,000	2,789,983
2.625%, 11/15/20	2,009,000	1,935,232
3.625%, 02/15/21	2,060,000	2,148,355

		56,912,405

Total U.S. Treasury & Government Agencies (Cost $70,014,346)		69,664,279

Preferred Stocks—0.1%
Security Description	Shares/Par Amount	Value

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	209	$13,306
Porsche Automobil Holding SE	612	48,619
Volkswagen AG	578	119,497

		181,422

Household Products—0.0%
Henkel AG & Co. KGaA	712	49,501

Media—0.0%
ProSiebenSat.1 Media AG*	306	8,689

Multi-Utilities—0.0%
RWE AG	156	7,974

Total Preferred Stocks (Cost $223,441)		247,586

Rights—0.0%

Commercial Banks—0.0%
Banco Popular Espanol S.A.*	3,848	279
CaixaBank*	3,360	254

		533

Total Rights (Cost $521)		533

Short-Term Investments—51.7%

Repurchase Agreement—51.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $196,342,055 on 07/01/11 collateralized by $198,535,000 Fannie Mae at 1.080% due 03/30/12 with a value of $200,272,181. (Cost—$196,342,000)	$196,342,000	196,342,000

Total Short-Term Investments (Cost $196,342,000)		196,342,000

Total Investments—98.5% (Cost $372,324,539#)		374,111,154
Other Assets and Liabilities (net)—1.5%		5,605,754

Net Assets—100.0%		$379,716,908

See accompanying notes to financial statements.

23

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $372,324,539. The aggregate unrealized appreciation and depreciation of investments were $2,636,055 and $(849,440), respectively, resulting in net unrealized appreciation of $1,786,615 for federal income tax purposes.
(a)	Security was valued in good faith under procedures approved by the Board of Trustees.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
PC—	Participation Certificate
PPS—	Price Protected Shares
RSP—	Risparmio (Convertible Savings Shares)

See accompanying notes to financial statements.

24

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period from May 2, 2011 (commencement of operations) through June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$950,199	$302,187	$—	$1,252,386
Air Freight & Logistics	341,584	130,217	—	471,801
Airlines	33,070	96,570	—	129,640
Auto Components	86,178	395,009	—	481,187
Automobiles	168,126	1,474,330	—	1,642,456
Beverages	832,822	906,503	—	1,739,325
Biotechnology	402,146	109,547	—	511,693
Building Products	11,368	297,130	—	308,498
Capital Markets	766,488	973,071	—	1,739,559
Chemicals	715,054	1,737,020	—	2,452,074
Commercial Banks	877,133	5,706,880	—	6,584,013
Commercial Services & Supplies	155,340	279,405	—	434,745
Communications Equipment	650,156	325,030	—	975,186
Computers & Peripherals	1,407,270	154,777	—	1,562,047
Construction & Engineering	57,260	383,231	—	440,491
Construction Materials	31,695	264,587	—	296,282
Consumer Finance	274,967	14,107	—	289,074
Containers & Packaging	47,410	69,426	—	116,836
Distributors	22,576	78,853	—	101,429
Diversified Consumer Services	37,770	12,853	—	50,623
Diversified Financial Services	1,227,547	598,615	—	1,826,162
Diversified Telecommunication Services	914,466	1,567,627	—	2,482,093
Electric Utilities	600,348	1,164,917	—	1,765,265
Electrical Equipment	168,954	728,505	—	897,459
Electronic Equipment, Instruments & Components	138,210	510,904	—	649,114
Energy Equipment & Services	780,769	439,369	—	1,220,138
Food & Staples Retailing	770,640	1,017,269	—	1,787,909
Food Products	584,527	1,733,260	—	2,317,787
Gas Utilities	29,786	211,740	—	241,526
Health Care Equipment & Supplies	639,005	316,921	—	955,926

See accompanying notes to financial statements.

25

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Health Care Providers & Services	$739,684	$167,769	$—	$907,453
Health Care Technology	23,222	—	—	23,222
Hotels, Restaurants & Leisure	616,105	434,767	—	1,050,872
Household Durables	128,005	331,898	—	459,903
Household Products	705,447	183,564	—	889,011
Independent Power Producers & Energy Traders	57,964	85,070	—	143,034
Industrial Conglomerates	795,075	802,162	—	1,597,237
Insurance	1,129,900	2,093,017	—	3,222,917
Internet & Catalog Retail	325,515	55,228	—	380,743
Internet Software & Services	536,174	37,270	—	573,444
IT Services	1,079,010	126,203	—	1,205,213
Leisure Equipment & Products	42,177	91,238	—	133,415
Life Sciences Tools & Services	172,748	36,195	—	208,943
Machinery	785,552	1,412,985	—	2,198,537
Marine	—	156,685	—	156,685
Media	1,113,087	692,795	—	1,805,882
Metals & Mining	374,148	2,963,969	13,380	3,351,497
Multi-Utilities	418,469	620,559	—	1,039,028
Multiline Retail	236,673	167,949	—	404,622
Office Electronics	39,558	286,584	—	326,142
Oil, Gas & Consumable Fuels	3,396,138	3,282,662	—	6,678,800
Paper & Forest Products	49,993	124,635	—	174,628
Personal Products	64,249	231,769	—	296,018
Pharmaceuticals	1,884,271	3,389,516	—	5,273,787
Professional Services	30,650	215,480	—	246,130
Real Estate Investment Trusts	539,664	641,148	—	1,180,812
Real Estate Management & Development	18,958	774,500	—	793,458
Road & Rail	302,738	353,380	—	656,118
Semiconductors & Semiconductor Equipment	807,528	292,495	—	1,100,023
Software	1,206,008	406,159	—	1,612,167
Specialty Retail	616,133	370,391	—	986,524
Textiles, Apparel & Luxury Goods	197,842	579,822	—	777,664
Thrifts & Mortgage Finance	24,453	—	—	24,453
Tobacco	559,322	584,251	—	1,143,573
Trading Companies & Distributors	56,809	530,920	—	587,729
Transportation Infrastructure	24,458	177,030	—	201,488
Water Utilities	—	22,422	—	22,422
Wireless Telecommunication Services	111,561	931,971	—	1,043,532
Total Common Stocks	32,932,152	45,654,318	13,380	78,599,850
Investment Company Securities	29,256,906	—	—	29,256,906
Total U.S. Treasury & Government Agencies*	—	69,664,279	—	69,664,279
Total Preferred Stocks*	—	247,586	—	247,586
Total Rights*	—	533	—	533
Total Short-Term Investments*	—	196,342,000	—	196,342,000
Total Investments	$62,189,058	$311,908,716	$13,380	$374,111,154

Forwards**
Forward Contracts to Buy Appreciation	$—	$477,177	$—	$477,177
Forward Contracts to Buy (Depreciation)	—	(45,437)	—	(45,437)
Forward Contracts to Sell (Depreciation)	—	(17,992)	—	(17,992)
Total Forwards	$—	$413,748	$—	$413,748

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts**
Futures Contracts Long Appreciation	$2,502,165	$—	$—	$2,502,165
Futures Contracts Long (Depreciation)	(302,779)	—	—	(302,779)
Total Futures Contracts	$2,199,386	$—	$—	$2,199,386
SWAP Contracts**
Total Return Swap Buy Protection Appreciation	$—	$480,549	$—	$480,549
Total SWAP Contracts	$—	$480,549	$—	$480,549

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of May 2, 2011*	Change in Unrealized Depreciation	Purchases	Balance as of June 30, 2011	Change in Unrealized Depreciation for Investments still held at June 30, 2011
Common Stocks
Metals & Mining	$—	$(1,331)	$14,711	$13,380	$(1,331)

Total	$—	$(1,331)	$14,711	$13,380	$(1,331)

*	Commencement of operations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$177,769,154
Repurchase Agreement	196,342,000
Cash	1,204
Cash denominated in foreign currencies (b)	63,967
Cash collateral for futures contracts	6,618,549
Receivable for investments sold	176,834,535
Receivable for shares sold	10,044,813
Dividends receivable	59,003
Interest Receivable	568,726
Variation margin on futures contracts	753,103
Swap interest receivable	20,455
Unrealized appreciation on swap contracts	480,549
Unrealized appreciation on forward currency exchange contracts	477,177

Total assets	570,033,235

Liabilities
Payables for:
Investments purchased	189,970,754
Shares redeemed	444
Unrealized depreciation on forward currency exchange contracts	63,429
Swap interest	15,624
Accrued Expenses:
Management fees	107,057
Distribution and service fees - Class B	47,767
Administration fees	1,468
Custodian and accounting fees	63,694
Other expenses	46,090

Total liabilities	190,316,327

Net Assets	$379,716,908

Net Assets Represented by
Paid in surplus	$377,826,768
Accumulated net realized loss	(2,893,232)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	4,878,901
Undistributed net investment loss	(95,529)

Net Assets	$379,716,908
Net Assets
Class B	$379,716,908
Capital Shares Outstanding*
Class B	38,637,457
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $175,982,539.
(b)	Identified cost of cash denominated in foreign currencies was $63,095.

Statement of Operations

Period Ended June 30, 2011* (Unaudited)

Investment Income
Dividends (a)	$69,040

Total investment income	69,040

Expenses
Management fees	159,041
Administration fees	1,726
Custodian and accounting fees	63,694
Distribution and service fees - Class B	57,107
Audit and tax services	16,360
Legal	19,585
Trustees’ fees and expenses	4,770
Shareholder reporting	7,249
Insurance	396
Organizational expense	744
Miscellaneous	2,478

Total expenses	333,150
Less management fee waiver	(90,512)

Net expenses	242,638

Net investment loss	(173,598)

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swaps Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(1,363,912)
Futures contracts	(792,433)
Swap contracts	(919,606)
Foreign currency transactions	182,719

Net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(2,893,232)

Net change in unrealized appreciation (depreciation) on:
Investments	1,864,684
Futures contracts	2,197,011
Swap contracts	480,549
Foreign currency transactions	414,726

Net change in unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	4,956,970

Net realized and unrealized gain on investments, futures contracts, swap contracts and foreign currency transactions	1,985,669

Net Increase in Net Assets from Operations	$1,890,140

*	Commencement of operations—5/2/2011.
(a)	Net of foreign withholding taxes of $3,895.

See accompanying notes to financial statements.

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Statement of Changes in Net Assets

June 30, 2011

Period Ended June 30, 2011* (Unaudited)
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(173,598)
Net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(2,893,232)
Net change in unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	4,956,970

Net increase in net assets resulting from operations	1,890,140

Net increase in net assets from capital share transactions	377,826,768

Net Increase in Net Assets	379,716,908

Net assets at end of period	$379,716,908

Undistributed net investment loss at end of period	$(95,529)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended June 30, 2011* (Unaudited)
	Shares	Value
Class B
Sales	39,155,601	$382,854,767
Redemptions	(518,144)	(5,027,999)

Net increase	38,637,457	$377,826,768

Increase derived from capital shares transactions		$377,826,768

*	Commencement of operations—5/2/2011.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
Class B
Period Ended June 30, 2011(b) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Loss(a)	(0.01)
Net Realized and Unrealized Loss on Investments	(0.16)

Total From Investment Operations	(0.17)

Net Asset Value, End of Period	$9.83

Total Return (%)	(1.70)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.46 *
Ratio of Net Expenses to Average Net Assets (%)(c)	1.06 *
Ratio of Net Investment Loss to Average Net Assets (%)	(0.74)*
Portfolio Turnover Rate (%)	42.8
Net Assets, End of Period (in millions)	$379.7

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—5/2/2011.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AllianceBernstein Global Dynamic Allocation Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investments in exchange traded funds are valued at the closing market quotation for their shares.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with AllianceBernstein L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended June 30, 2011	% per annum	Average Daily Net Assets

$159,041	0.700%	First $250 Million

	0.650%	$250 Million to $500 Million

	0.625%	$500 Million to $1 Billion

	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 31, 2011. Also through July 31, 2011, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B

1.20%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$70,091,170	$161,847,461	$—	$54,514,807

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to receive. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Interest Rate Swaps - The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. As of June 30, 2011, the net unrealized appreciation on such transactions agreements was $480,549. This risk is mitigated by maintaining a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

Total Return Swaps - Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on swap contracts	$480,549	Unrealized depreciation on swap contracts	$—

	Unrealized appreciation on futures contracts*	2,502,165	Unrealized depreciation on futures contracts*	302,779
Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	477,177	Unrealized depreciation on forward foreign currency exchange contracts	63,429

Total		$3,459,891		$366,208

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the period ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Foreign Currency Exchange	Total
Foreign currency transactions	$—	$182,719	$182,719
Futures contracts	(792,433)	—	(792,433)
Swap contracts	(919,606)	—	(919,606)

	$(1,712,039)	$182,719	$(1,529,320)

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Statement of Operations Location - Net Change in Unrealized Gain (Loss)	Interest Rate	Foreign Currency Exchange	Total
Foreign currency transactions	$—	$413,748	$413,748
Futures contracts	2,197,011	—	2,197,011
Swap contracts	480,549	—	480,549

	$2,677,560	$413,748	$3,091,308

For the period ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional or Face Amount(a)	Foreign Currency Risk	Interest Rate Risk
Foreign currency transactions	$47,600,145	$—
Futures contracts	—	40,514,755
Swap contracts	—	1,667,367

(a) Averages are based on daily activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

9/15/2011	State Street Corp.	220,000	AUD	$233,962	$232,003	$1,959

9/15/2011	State Street Corp.	4,136,000	AUD	4,398,493	4,274,349	124,144

9/15/2011	State Street Corp.	580,000	AUD	616,810	605,120	11,690

9/15/2011	State Street Corp.	1,164,000	CHF	1,384,099	1,382,932	1,167

9/15/2011	State Street Corp.	418,000	CHF	497,039	492,077	4,962

9/15/2011	State Street Corp.	272,000	CHF	323,432	318,770	4,662

9/15/2011	State Street Corp.	1,735,000	CHF	2,063,068	2,077,048	(13,980)

9/15/2011	State Street Corp.	330,000	CHF	392,399	396,921	(4,522)

9/15/2011	State Street Corp.	423,000	CHF	502,984	503,805	(821)

9/15/2011	State Street Corp.	3,449,000	EUR	4,998,859	4,947,728	51,131

9/15/2011	State Street Corp.	436,000	EUR	631,923	628,298	3,625

9/15/2011	State Street Corp.	959,000	EUR	1,389,941	1,355,633	34,308

9/15/2011	State Street Corp.	6,143,000	EUR	8,903,448	8,749,475	153,973

9/15/2011	State Street Corp.	996,000	EUR	1,443,567	1,427,288	16,279

9/15/2011	State Street Corp.	871,000	EUR	1,262,397	1,261,983	414

9/15/2011	State Street Corp.	432,000	GBP	693,520	701,818	(8,298)

9/15/2011	State Street Corp.	2,776,000	GBP	4,456,509	4,431,801	24,708

9/15/2011	State Street Corp.	427,000	GBP	685,493	682,286	3,207

9/15/2011	State Street Corp.	51,195,000	JPY	635,067	635,316	(249)

9/15/2011	State Street Corp.	35,370,000	JPY	438,760	436,694	2,066

9/15/2011	State Street Corp.	35,746,000	JPY	443,424	446,106	(2,682)

9/15/2011	State Street Corp.	42,944,000	JPY	532,714	536,867	(4,153)

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

9/15/2011	State Street Corp.	41,337,000	JPY	$512,779	$516,132	$(3,353)

9/15/2011	State Street Corp.	57,487,000	JPY	713,118	717,422	(4,304)

9/15/2011	State Street Corp.	36,184,000	JPY	448,857	450,531	(1,674)

9/15/2011	State Street Corp.	24,305,000	JPY	301,500	301,828	(328)

9/15/2011	State Street Corp.	33,671,000	JPY	417,684	418,757	(1,073)

9/15/2011	State Street Corp.	31,413,000	JPY	389,674	388,606	1,068

9/15/2011	State Street Corp.	77,428,000	JPY	960,483	954,852	5,631

9/15/2011	State Street Corp.	1,089,000	NOK	201,655	197,403	4,252

9/15/2011	State Street Corp.	1,906,000	NOK	352,943	352,608	335

9/15/2011	State Street Corp.	3,211,000	SEK	507,361	505,093	2,268

9/15/2011	State Street Corp.	1,534,000	SEK	242,383	235,566	6,817

9/15/2011	State Street Corp.	5,445,000	SEK	860,349	841,838	18,511

Net Unrealized Appreciation						$431,740

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange	Net Unrealized (Depreciation)

9/15/2011	State Street Corp.	561,000	CAD	$580,755	$572,712	$(8,043)

9/15/2011	State Street Corp.	139,000	CAD	143,895	141,260	(2,635)

9/15/2011	State Street Corp.	326,000	CAD	337,480	331,099	(6,381)

9/15/2011	State Street Corp.	2,328,000	GBP	3,737,303	3,736,370	(933)

Net Unrealized Depreciation						$(17,992)

AUD—Australian Dollar

CHF—Swiss Franc

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

7. Futures Contracts

The futures contracts outstanding as of June 30, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ Depreciation

ASX SPI 200 Index Futures	09/15/2011	46	$5,585,724	$5,678,199	$92,475

Australian Treasury Bond 10 Year Futures	09/15/2011	3	342,321	341,445	(876)

CAC 40 Index Futures	07/15/2011	252	14,051,043	14,564,665	513,622

Canada Government Bond 10 Year Futures	09/21/2011	5	646,951	642,935	(4,016)

DAX Index Futures	09/16/2011	51	13,345,230	13,687,188	341,958

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Futures Contracts - continued

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ Depreciation

FTSE 100 Index Futures	09/16/2011	139	$12,821,896	$13,182,950	$361,054

German Euro Bobl Futures	09/08/2011	24	4,072,825	4,063,561	(9,264)

German Euro Bund Futures	09/08/2011	29	5,295,858	5,284,987	(10,871)

German Euro Buxl Futures	09/08/2011	14	2,139,453	2,093,883	(45,570)

German Euro Schatz Futures	09/08/2011	29	4,531,871	4,530,019	(1,852)

Hang Seng Index Futures	07/28/2011	11	1,558,599	1,585,201	26,602

Hang Seng Index Futures	09/29/2011	4	576,216	572,941	(3,275)

Japan Government Bond 10 Year Mini Futures	09/07/2011	107	18,702,819	18,723,839	21,020

MSCI EAFE E-Mini Index Futures	09/16/2011	11	896,846	943,745	46,899

S&P 500 E-Mini Index Futures	09/16/2011	370	23,586,257	24,336,750	750,493

Topix Index Futures	09/09/2011	112	11,451,307	11,797,880	346,573

U.S. Treasury Note 2 Year Futures	09/30/2011	69	15,133,250	15,134,719	1,469

U.S. Treasury Note 5 Year Futures	09/30/2011	19	2,265,803	2,264,711	(1,092)

U.S. Treasury Note 10 Year Futures	09/21/2011	128	15,768,657	15,658,000	(110,657)

Ultra Long-Term U.S. Treasury Bond Futures	09/21/2011	34	4,381,648	4,292,500	(89,148)

United Kingdom Long Gilt Futures	09/28/2011	21	4,080,355	4,054,197	(26,158)

Net Unrealized Appreciation					$2,199,386

8. Swap Agreements

Open interest rate swap agreements at June 30, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Pay	IRS USD 3ML	3.2600%	7/5/2021	JPMorgan Chase Bank N.A.	USD 88,310,000	$—	$—	$—

Pay	IRS USD 3ML	3.2525%	7/5/2021	Bank of America N.A.	USD 3,620,000	—	—	—

Total						$—	$—	$—

Open equity total return swap agreements at June 30, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Pay	TRS USD 3ML	0.4050%	5/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 367,349	$8,569	$—	$8,569

Pay	TRS USD 3ML	0.4050%	5/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 243,896	5,689	—	5,689

Pay	TRS USD 3ML	0.4050%	5/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 222,818	5,198	—	5,198

Pay	TRS USD 3ML	0.4050%	5/15/2012	JPMorgan Chase Bank N.A.	FTSE EPRA/NAREIT Developed Real Estate Index	USD 144,531	3,371	—	3,371

Pay	TRS USD 3ML	0.4050%	5/15/2012	JPMorgan Chase Bank N.A.	FTSE EPRA/NAREIT Developed Real Estate Index	USD 57,210	1,334	—	1,334

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Swap Agreements - continued

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Pay	TRS USD 3ML	0.3850%	5/15/2012	JPMorgan Chase Bank N.A.	FTSE EPRA/NAREIT Developed Real Estate Index	USD 162,597	$3,793	$—	$3,793

Pay	TRS USD 3ML	0.4350%	5/15/2012	UBS AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 313,150	7,305	—	7,305

Pay	TRS USD 3ML	0.4050%	5/15/2012	UBS AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 96,354	2,248	—	2,248

Pay	TRS USD 3ML	0.4050%	6/12/2012	JPMorgan Chase Bank N.A.	FTSE EPRA/NAREIT Developed Real Estate Index	USD 280,029	6,532	—	6,532

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 773,842	18,051	—	18,051

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 677,489	15,804	—	15,804

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 629,312	14,680	—	14,680

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 611,245	14,258	—	14,258

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 608,234	14,188	—	14,188

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 551,024	12,854	—	12,854

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 535,969	12,502	—	12,502

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 466,714	10,887	—	10,887

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 445,637	10,395	—	10,395

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 418,537	9,763	—	9,763

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 264,973	6,181	—	6,181

Pay	TRS USD 3ML	0.4150%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 1,238,869	15,220	—	15,220

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 1,053,871	24,583	—	24,583

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 566,079	13,205	—	13,205

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 942,462	21,984	—	21,984

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 701,577	16,365	—	16,365

Pay	TRS USD 3ML	0.4050%	6/15/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 686,522	16,014	—	16,014

Pay	TRS USD 3ML	0.4150%	6/15/2012	UBS AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 945,473	22,055	—	22,055

Pay	TRS USD 3ML	0.4150%	6/15/2012	UBS AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 605,223	14,118	—	14,118

Pay	TRS USD 3ML	0.4050%	7/16/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 753,640	19,766	—	19,766

Pay	TRS USD 3ML	0.4050%	7/16/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 598,525	14,654	—	14,654

Pay	TRS USD 3ML	0.4050%	7/16/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 1,079,960	20,064	—	20,064

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Swap Agreements - continued

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Pay	TRS USD 3ML	0.4050%	7/16/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 969,711	$25,549	$—	$25,549

Pay	TRS USD 3ML	0.4050%	7/16/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 690,819	17,880	—	17,880

Pay	TRS USD 3ML	0.4050%	7/16/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 645,554	20,006	—	20,006

Pay	TRS USD 3ML	0.4050%	7/16/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 625,449	9,298	—	9,298

Pay	TRS USD 3ML	0.4050%	7/16/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 610,727	8,614	—	8,614

Pay	TRS USD 3ML	0.4050%	7/16/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 445,647	13,467	—	13,467

Pay	TRS USD 3ML	0.4050%	7/16/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD 541,285	4,105	—	4,105

Total							$480,549	$—	$480,549

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

11. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

42

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on February 14-15, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable investment sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Subadviser”, and collectively, the “Subadvisers”) for certain new series of the Trust, including the AllianceBernstein Global Dynamic Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Subadvisers relating to each Portfolio, the Adviser and each Subadviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds if available, performance information for relevant benchmark indices, as applicable, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadvisers under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding fees and expenses, and other information provided by, or at the direction of, the Adviser and Subadvisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to approve the Agreements at the February meeting, the Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed initial approval of the Agreements. The Board also had previously received presentations from the Adviser with respect to the Managed Risk Portfolios at the August 3-4, 2010 and the November 9-10, 2010 Board meetings. The Board also further discussed the Managed Risk Portfolios with the Adviser on January 19, 2011, and received presentations regarding the Managed Risk Portfolios from the Subadvisers on January 26, 2011 and January 28, 2011 during which representatives of the Adviser and the Subadvisers responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Subadvisers; (2) the performance of comparable funds or accounts managed by the Subadvisers as compared to appropriate indices, to the extent available; (3) the Adviser’s and each of the Subadviser’s personnel and operations; (4) the financial condition of the Adviser and of the Subadvisers; (5) the level and method of computing each Portfolio’s proposed advisory and subadvisory fees; (6) the anticipated profitability of the Adviser under the Advisory Agreement and of the Subadvisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Subadvisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Subadvisers or their affiliates from the Adviser’s or Subadvisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser would have as investment adviser to the Portfolios, including the provision of investment advisory services to the MetLife Balanced Plus Portfolio, the selection of the Subadvisers for the other Portfolios and oversight of the Subadvisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the MetLife Balanced Plus Portfolio and of the personnel who would be overseeing the Subadvisers of the other Portfolios and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board also considered that an Investment Committee, consisting of investment professionals from across MetLife, will meet at least quarterly to review the asset allocations of the MetLife Balanced Plus Portfolio. The Board considered information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to each Portfolio. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year. The Board also took into consideration the quality of services the Adviser provided to other Portfolios of the Trust.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to

1 At the February 14-15, 2011 meeting, the Board also approved Agreements with respect to the AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio (together with the AllianceBernstein Global Dynamic Allocation Portfolio, the “Managed Risk Portfolios”), Met/Franklin Low Duration Total Return Portfolio and T. Rowe Price Large Cap Value Portfolio.

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MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments to be provided to the Adviser by the Subadvisers in connection with marketing activities.

With respect to the services to be provided by the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information presented throughout the past year for those Subadvisers currently sub-advising existing Portfolios of the Trust. The Board considered each Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadviser’s investment and compliance personnel who would be providing services to the Portfolios. The Board also considered, among other things, each Subadviser’s compliance program and its disciplinary history, and its risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would be conducting regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Subadviser. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolios.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities would include the development and maintenance of an investment program for the applicable Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and by each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board took into account that the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio and MetLife Balanced Plus Portfolio utilize relatively unique investment strategies designed to manage volatility and noted the unavailability of comparable performance information for these types of strategies. With respect to the Pyramis® Government Income Portfolio, however, the Board considered the performance of a comparable fund managed by that Subadviser. The Board also considered the performance of other funds or accounts managed by the Subadvisers to the extent such information was relevant.

As discussed above with respect to the AllianceBernstein Global Dynamic Allocation Portfolio, the Board noted that while no comparable performance data was available, the Board considered information that described how the Portfolio is designed to perform under a variety of market conditions.

Fees and expenses. The Board gave substantial consideration to the proposed management fees payable under the Advisory Agreement and the proposed subadvisory fees payable under each of the Sub-Advisory Agreements. In addition, the Independent Trustees reviewed a report prepared by Bobroff Consulting, Inc., an independent consultant (“Bobroff”), which analyzed the proposed fees to be paid by each Portfolio in light of fees paid to other investment managers by other somewhat comparable funds, as applicable, and the method of computing each Portfolio’s proposed fee. In addition, the Board considered each Portfolio’s proposed management fee and total expenses as compared to similarly situated investment companies underlying variable insurance products and retail funds deemed to be comparable to the Portfolio as determined by Bobroff. With respect to the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, and MetLife Balanced Plus Portfolio, the Board took into account the limited usefulness of the peer groups in which the Portfolios were included for comparative purposes. In comparing each Portfolio’s proposed management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the subadvisory fees for the Portfolios would be paid by the Adviser, not the Portfolios, out of the management fee. It was further noted that the Adviser negotiated such fee at arm’s length. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with each Portfolio, pursuant to which the Adviser would agree to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

The Board also compared the proposed subadvisory fee to be paid by the Adviser to the fees charged by each Subadviser to manage other funds and funds not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the AllianceBernstein Global Dynamic Allocation Portfolio, the Board considered that, according to a report prepared by Bobroff, the Portfolio’s proposed management fee was below the median of the peer group. The Board further considered that the Portfolio’s estimated

44

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

total expenses (exclusive of 12b-1 fees) were above the median of the peer group. The Board took into account’s management discussion of the Portfolio’s estimated expenses. The Board also noted that the Subadviser had agreed to a reduced fee schedule for the Portfolio’s first year of operations and to waive its subadvisory fee for the Portfolio’s first three months of operations, and that the Adviser had also agreed to waive a portion of its advisory fee equal to the difference between the standard sub-advisory fee schedule and the reduced sub-advisory fee schedule for the Portfolio’s first year of operations and to waive an amount equal to the subadvisory fee waiver for the Portfolio’s first three months of operations. After consideration of all relevant factors, the Board concluded that the proposed management and subadvisory fees were consistent with industry norms and were fair and reasonable in light of the services to be provided.

Profitability. The Board examined the anticipated profitability of the Adviser with respect to each Portfolio. With respect to the MetLife Balanced Plus Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”) in which the Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser would be the margin between the management fee that the Adviser would receive from the Portfolio and the portion of that fee the Adviser would pay to the Subadviser. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser, as well as considered the profitability of the insurance product, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement. The Board also considered that the Trust’s distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the product. The Board concluded after extensive discussions with management that the anticipated profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the anticipated profitability to the Subadvisers and their affiliates of their relationships with the Portfolios, the Board noted that the proposed subadvisory fees under the Sub-Advisory Agreements would be paid by the Adviser out of the management fee that it would receive under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. However, the Board placed more reliance on the fact that the Sub-Advisory Agreements were negotiated at arm’s length and that the proposed subadvisory fees would be paid by the Adviser than on the Subadvisers’ anticipated profitability.

Economies of scale. The Board also considered the probable effect of the Portfolios’ growth in size on their performance and fees. The Board noted that the proposed management and subadvisory fees each contained breakpoints that would reduce the fee rate above specified asset levels. The Board also took into account that the proposed subadvisory fees would be paid by the Adviser out of the management fees. The Board considered the fact that the Portfolios’ fee levels decline as portfolio assets increase. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the proposed advisory fee structure for the Portfolios, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the distributor for the Trust, and, as such, would receive payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that anticipated ancillary benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the anticipated costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services to be provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the initial approval of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

45

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class B and C shares of the American Funds® Balanced Allocation Portfolio returned 4.29% and 4.09%, respectively, compared to the 4.40% return of its primary index, the Dow Jones Moderate Index1.

Economic and Market Review

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid cap stocks continue to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

Portfolio Review/Current Positioning

The American Funds® Balanced Allocation Portfolio invests all of its assets in funds of the American Funds Insurance Series (AFIS). The Portfolio’s broad asset allocation goal of 35% to fixed income and 65% to equities did not change during the period. Although the Portfolio does not have an explicit goal for cash, its underlying portfolios typically hold cash positions of 5% to 10% to give the portfolio counselors the liquidity and flexibility to exploit investment opportunities when they become available. This cash position detracted from performance for most of the period since both stocks and bonds were generally positive.

On an absolute basis, the two domestic equity underlying portfolios contributed positively to the Portfolio’s overall performance, but they had mixed relative performance. The AFIS Growth Fund was generally in line with the broad equity markets, doing slightly better in the first quarter and lagging modestly in the second quarter. Overall, it was helped by good stock selection in the Consumer Discretionary sector. Luluemon Athletica, a Canadian based retailer of yoga inspired athletic clothing was up over 60% over the period. Casino operator Wynn Macau and restaurant chain Chipotle Mexican Grill also contributed to relative performance. Several Energy sector stocks hurt performance, most notably energy producer Pacific Rubiales Energy Corporation, which has operations in Canada and South America. At the same time, the AFIS Growth-Income Fund’s slightly better than market return in the second quarter was not sufficient to overcome its weak, albeit still positive, relative return during the first quarter. Cruise ship operator Royal Caribbean, retailers Best Buy and Kohl’s, search engine rivals Google and Yahoo!, and electronic component developer Flextronics International were the biggest individual detractors from relative performance. Most of these stocks are in some way dependent on a continuing strong economy.

Even with the currency benefit from a weak dollar, foreign securities still lagged the return of domestic stocks over the six-month period. Thus, the Portfolio’s modest overweight to foreign equities—due to the foreign stocks held by the two domestic equity funds—was a slight detractor to relative performance. In contrast to 2010 and 2009 when the Portfolio’s dedicated exposure to foreign small company stocks (AFIS Global Small Capitalization Fund) and stocks from emerging market countries (AFIS New World Fund) boosted performance, this exposure hurt performance during the first half of 2011 relative to the mostly large cap, developed country stocks that make up the MSCI EAFE Index.

Investment Committee

MetLife Advisers, LLC

1

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	35.1
American Funds Growth Fund (Class 1)	20.8
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	13.2
American Funds Bond Fund (Class 1)	10.1
American Funds International Fund (Class 1)	7.9
American Funds High-Income Bond Fund (Class 1)	5.0
American Funds New World Fund (Class 1)	3.0
American Funds Global Small Capitalization Fund (Class 1)	2.9
American Funds Global Bond Fund (Class 1)	2.1

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MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

American Funds® Balanced Allocation Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	Since Inception[3]
American Funds® Balanced Allocation Portfolio—Class B	4.29%	22.46%	2.44%
Class C	4.09%	22.06%	2.12%
Dow Jones Moderate Index[1]	4.40%	20.74%	3.74%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B and Class C shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class B(a)(b)
Actual	0.44%	$1,000.00	$1,042.90	$2.22
Hypothetical*	0.44%	1,000.00	1,022.62	2.20

Class C(a)(b)
Actual	0.74%	$1,000.00	$1,040.90	$3.74
Hypothetical*	0.74%	1,000.00	1,021.13	3.70

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Bond Fund (Class 1) (a)	39,871,295	$434,597,115
American Funds Global Bond Fund (Class 1) (a)	7,128,456	87,109,739
American Funds Global Small Capitalization Fund (Class 1) (a)	5,828,940	125,497,089
American Funds Growth Fund (Class 1) (a)	15,386,336	891,330,418
American Funds Growth-Income Fund (Class 1) (a)	41,949,923	1,507,680,219
American Funds High-Income Bond Fund (Class 1) (a)	18,563,870	214,969,617
American Funds International Fund (Class 1) (a)	18,016,919	338,898,239
American Funds New World Fund (Class 1) (a)	5,391,578	126,270,759
American Funds U.S. Government /AAA—Rated Securities Fund (Class 1) (a)	45,274,343	567,287,523

Total Mutual Funds (Cost $3,666,281,900)		4,293,640,718

Total Investments—100.1% (Cost $3,666,281,900#)		4,293,640,718

Other Assets And Liabilities (net)—(0.1)%		(2,185,108)

Net Assets—100.0%		$4,291,455,610

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $3,666,281,900. The aggregate unrealized appreciation of investments was $627,358,818, resulting in net unrealized appreciation of $627,358,818 for federal income tax purposes.
(a)	A Fund of the American Funds Insurance Series.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio's investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,293,640,718	$—	$—	$4,293,640,718
Total Investments	$4,293,640,718	$—	$—	$4,293,640,718

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$4,293,640,718
Receivable for investments sold	479,229
Receivable for shares sold	1,141,093

Total assets	4,295,261,040

Liabilities
Payables for:
Shares redeemed	1,620,322
Accrued Expenses:
Management fees	203,264
Distribution and service fees - Class B	373
Distribution and service fees - Class C	1,896,039
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	58,984

Total liabilities	3,805,430

Net Assets	$4,291,455,610

Net Assets Represented by
Paid in surplus	$3,656,565,335
Accumulated net realized gain	1,999,851
Unrealized appreciation on investments	627,358,818
Undistributed net investment income	5,531,606

Net Assets	$4,291,455,610

Net Assets
Class B	$1,852,839
Class C	4,289,602,771
Capital Shares Outstanding*
Class B	183,353
Class C	426,902,917
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.11
Class C	10.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,666,281,900.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$17,771,711

Total investment income	17,771,711

Expenses
Management fees	1,177,357
Administration fees	11,901
Custodian and accounting fees	12,298
Distribution and service fees - Class B	2,124
Distribution and service fees - Class C	10,900,703
Audit and tax services	9,750
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	30,393
Insurance	31,016
Miscellaneous	11,453

Total expenses	12,223,664

Net investment income	5,548,047

Net Realized and Unrealized Gain on Investments
Net realized gain on:
Investments	25,124,301
Capital gain distributions from Underlying Portfolios	13,677,417

Net realized gain on investments and capital gain distributions from Underlying Portfolios	38,801,718

Net change in unrealized appreciation on investments	108,874,209

Net realized and unrealized gain on investments	147,675,927

Net Increase in Net Assets from Operations	$153,223,974

See accompanying notes to financial statements.

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American Funds® Balanced Allocation Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$5,548,047	$49,262,614
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	38,801,718	(9,395,369)
Net change in unrealized appreciation on investments	108,874,209	304,908,419

Net increase in net assets resulting from operations	153,223,974	344,775,664

Distributions to Shareholders
From net investment income
Class B	(25,798)	(10,261)
Class C	(50,842,682)	(27,437,163)
From net realized gains
Class B	(962)	(381)
Class C	(2,238,552)	(1,177,268)

Net decrease in net assets resulting from distributions	(53,107,994)	(28,625,073)

Net increase in net assets from capital share transactions	621,176,788	1,255,094,945

Net Increase in Net Assets	721,292,768	1,571,245,536
Net assets at beginning of period	3,570,162,842	1,998,917,306

Net assets at end of period	$4,291,455,610	$3,570,162,842

Undistributed net investment income at end of period	$5,531,606	$50,852,039

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class B
Sales	33,508	$337,336	97,927	$899,947
Reinvestments	2,642	26,760	1,148	10,642
Redemptions	(4,648)	(46,860)	(16,028)	(143,717)

Net increase	31,502	$317,236	83,047	$766,872

Class C
Sales	66,651,243	$667,795,133	152,242,289	$1,375,333,474
Reinvestments	5,265,995	53,081,234	3,100,155	28,614,431
Redemptions	(10,004,212)	(100,016,815)	(16,791,775)	(149,619,832)

Net increase	61,913,026	$620,859,552	138,550,669	$1,254,328,073

Increase derived from capital shares transactions		$621,176,788		$1,255,094,945

See accompanying notes to financial statements.

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American Funds® Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(b)
Net Asset Value, Beginning of Period	$9.84		$8.87	$6.82	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.03		0.22	0.24	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.40		0.87	1.81	(3.00)

Total From Investment Operations	0.43		1.09	2.05	(2.92)

Less Distributions
Distributions from Net Investment Income	(0.15)		(0.12)	—	(0.26)
Distributions from Net Realized Capital Gains	(0.01)		(0.00)+	—	(0.00)+

Total Distributions	(0.16)		(0.12)	—	(0.26)

Net Asset Value, End of Period	$10.11		$9.84	$8.87	$6.82

Total Return (%)	4.29		12.40	30.06	(29.20)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.32	*	0.33	0.36	0.78 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.32	*	0.33	0.35	0.35 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	0.60	*	2.38	2.99	1.32 *
Portfolio Turnover Rate (%)	3.9		6.4	5.9	12.1
Net Assets, End of Period (in millions)	$1.9		$1.5	$0.6	$0.1

	Class C
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(b)
Net Asset Value, Beginning of Period	$9.78		$8.82	$6.82	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.01		0.17	0.17	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.39		0.89	1.83	(3.28)

Total From Investment Operations	0.40		1.06	2.00	(2.92)

Less Distributions
Distributions from Net Investment Income	(0.12)		(0.10)	—	(0.26)
Distributions from Net Realized Capital Gains	(0.01)		(0.00)+	—	(0.00)+

Total Distributions	(0.13)		(0.10)	—	(0.26)

Net Asset Value, End of Period	$10.05		$9.78	$8.82	$6.82

Total Return (%)	4.09		12.16	29.33	(29.20)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.62	*	0.63	0.66	0.70 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.62	*	0.63	0.65	0.65 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	0.28	*	1.85	2.19	6.70 *
Portfolio Turnover Rate (%)	3.9		6.4	5.9	12.1
Net Assets, End of Period (in millions)	$4,289.6		$3,568.7	$1,998.3	$545.4

*	Annualized
+	Distributions from net realized gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,177,357	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B	Class C

0.35%	0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust

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American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$743,940,055	$—	$156,307,594

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments.

7. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class 1)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

American Funds Bond Fund*	25,335,425	14,567,628	(31,758)	39,871,295

American Funds Global Bond Fund*	5,827,554	1,306,554	(5,652)	7,128,456

American Funds Global Small Capitalization Fund*	5,224,176	832,287	(227,523)	5,828,940

American Funds Growth Fund*	14,901,512	2,142,899	(1,658,075)	15,386,336

American Funds Growth-Income Fund*	37,360,737	5,665,820	(1,076,634)	41,949,923

American Funds High-Income Bond Fund*	15,965,927	2,619,584	(21,641)	18,563,870

American Funds International Fund*	16,098,692	2,430,002	(511,775)	18,016,919

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

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American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Underlying Portfolios - continued

Underlying Portfolio (Class 1)	Net Realized Gain on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

American Funds New World Fund*	4,731,497	746,614	(86,533)	5,391,578

American Funds U.S. Government/AAA—Rated Securities Fund*	34,623,726	10,685,985	(35,368)	45,274,343

American Funds Bond Fund	$4,389	$—	$2,134,107	$434,597,115

American Funds Global Bond Fund	7,573	456,776	435,693	87,109,739

American Funds Global Small Capitalization Fund	2,345,965	—	1,558,351	125,497,089

American Funds Growth Fund	18,180,074	—	2,840,330	891,330,418

American Funds Growth-Income Fund	3,248,720	—	4,788,766	1,507,680,219

American Funds High-Income Bond Fund	69,606	—	2,719,758	214,969,617

American Funds International Fund	862,826	—	1,019,492	338,898,239

American Funds New World Fund	374,123	—	694,008	126,270,759

American Funds U.S. Government/AAA—Rated Securities Fund	31,025	13,220,641	1,581,206	567,287,523

	$25,124,301	$13,677,417	$17,771,711	$4,293,640,718

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$27,956,598	$—	$668,475	$—	$28,625,073	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$50,868,341	$2,239,284	$481,682,971	$—	$534,790,596

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

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American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Recent Accounting Pronouncements - continued

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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American Funds® Balanced Allocation Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

For the six months ended June 30, 2011, the Portfolio had a return of 2.32% for Class C versus 2.72% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index1.

American Funds® Bond Portfolio managed by

MetLife Advisers, LLC vs. Barclays Capital U.S. Aggregate Bond Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year
American Funds® Bond Portfolio—Class C	2.32%	3.87%	3.50%	4.34%
Barclays Capital U.S. Aggregate Bond Index[1]	2.72%	3.90%	6.52%	5.74%

1The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio’s performance is based on the performance of the Master Fund for the periods ended June 30, 2011, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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American Funds® Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class C(a)(b)
Actual	0.78%	$1,000.00	$1,023.20	$3.91
Hypothetical*	0.78%	1,000.00	1,020.93	3.90

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

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American Funds® Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Bond Fund (Class 1) (a) (Cost—$445,553,712)	42,450,356	$462,708,875

Total Investments—100.1% (Cost $445,553,712#)		462,708,875

Other Assets And Liabilities (net)—(0.1)%		(259,278)

Net Assets—100.0%		$462,449,597

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $445,553,712. The aggregate unrealized appreciation of investments was $17,155,163, resulting in net unrealized appreciation of $17,155,163 for federal income tax purposes.
(a)	A Fund of the American Funds Insurance Series.

See accompanying notes to financial statements.

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American Funds® Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$462,708,875	$—	$—	$462,708,875
Total Investments	$462,708,875	$—	$—	$462,708,875

See accompanying notes to financial statements.

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American Funds® Bond Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$462,708,875
Receivable for shares sold	1,112,796

Total assets	463,821,671

Liabilities
Payables for:
Investments purchased from Master Fund	1,075,477
Shares redeemed	37,319
Accrued Expenses:
Distribution and service fees - Class C	206,742
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	26,088

Total liabilities	1,372,074

Net Assets	$462,449,597

Net Assets Represented by
Paid in surplus	$444,642,698
Accumulated net realized loss	(371,146)
Unrealized appreciation on investments	17,155,163
Undistributed net investment income	1,022,882

Net Assets	$462,449,597

Net Assets
Class C	$462,449,597
Capital Shares Outstanding*
Class C	46,137,394
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$10.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $445,553,712.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Master Fund	$2,265,106

Total investment income	2,265,106

Expenses
Administration fees	11,901
Custodian and accounting fees	5,398
Distribution and service fees - Class C	1,144,017
Audit and tax services	9,751
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	10,029
Insurance	369
Miscellaneous	7,786

Total expenses	1,225,920

Net investment income	1,039,186

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(123,296)

Net change in unrealized appreciation on investments	9,072,897

Net realized and unrealized gain on investments	8,949,601

Net Increase in Net Assets from Operations	$9,988,787

See accompanying notes to financial statements.

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American Funds® Bond Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,039,186	$9,375,610
Net realized loss on investments	(123,296)	(125,783)
Net change in unrealized appreciation on investments	9,072,897	4,708,196

Net increase in net assets resulting from operations	9,988,787	13,958,023

Distributions to Shareholders
From net investment income
Class C	(9,384,281)	(4,626,851)
From net realized gains
Class C	(599)	—

Net decrease in net assets resulting from distributions	(9,384,880)	(4,626,851)

Net increase in net assets from capital share transactions	88,152,367	172,947,428

Net Increase in Net Assets	88,756,274	182,278,600
Net assets at beginning of period	373,693,323	191,414,723

Net assets at end of period	$462,449,597	$373,693,323

Undistributed net investment income at end of period	$1,022,882	$9,367,977

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class C
Sales	10,586,949	$106,160,397	21,616,614	$214,536,466
Reinvestments	947,968	9,384,880	477,980	4,626,851
Redemptions	(2,734,177)	(27,392,910)	(4,648,640)	(46,215,889)

Net increase	8,800,740	$88,152,367	17,445,954	$172,947,428

Increase derived from capital shares transactions		$88,152,367		$172,947,428

See accompanying notes to financial statements.

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American Funds® Bond Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009		2008(b)
Net Asset Value, Beginning of Period	$10.01		$9.62	$8.58		$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.02		0.33	0.41		0.87
Net Realized and Unrealized Gain (Loss) on Investments	0.21		0.25	0.63		(1.83)

Total From Investment Operations	0.23		0.58	1.04		(0.96)

Less Distributions
Distributions from Net Investment Income	(0.22)		(0.19)	(0.00	)+	(0.46)
Distributions from Net Realized Capital Gains	(0.00	)+	—	—		—

Total Distributions	(0.22)		(0.19)	(0.00	)+	(0.46)

Net Asset Value, End of Period	$10.02		$10.01	$9.62		$8.58

Total Return (%)	2.32		6.10	12.12		(9.61)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.59	*	0.65	0.69		1.05 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.59	*	0.65	0.65		0.65 *
Ratio of Net Investment Income to Average Net Assets (%)	0.50	*	3.34	4.42		13.82 *
Portfolio Turnover Rate (%)	1.3		2.1	0.5		6.3
Net Assets, End of Period (in millions)	$462.40		$373.7	$191.4		$36.1

*	Annualized
+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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American Funds® Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Bond Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2011, the Portfolio owned approximately 4.46% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.55%	ALL

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American Funds® Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Master Fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class C

0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$85,402,109	$—	$5,562,485

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American Funds® Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit risk consist principally of cash due from counterparties and investments.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$4,626,851	$8	$—	$—	$4,626,851	$8

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$9,384,279	$598	$7,834,417	$—	$17,219,294

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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American Funds® Bond Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class B and C shares of the American Funds® Growth Allocation Portfolio returned 4.50% and 4.32%, respectively, compared to the 4.91% return of its primary index, the Dow Jones Moderately Aggressive Index1.

Economic and Market Review

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid cap stocks continue to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

Portfolio Review/Current Positioning

The American Funds® Growth Allocation Portfolio invests all of its assets in funds of the American Funds Insurance Series (AFIS). The Portfolio’s broad asset allocation goal of 15% to fixed income and 85% to equities did not change during the period. Although the Allocation Portfolio does not have an explicit goal for cash, its underlying portfolios typically hold cash positions of 5% to 10% to give the portfolio counselors the liquidity and flexibility to exploit investment opportunities when they become available. This cash position detracted from performance for most of the period since both stocks and bonds were generally positive.

On an absolute basis, the two domestic equity underlying portfolios contributed positively to the Portfolio’s overall performance, but they had mixed relative performance. The AFIS Growth Fund was generally in line with the broad equity markets, doing slightly better in the first quarter and lagging modestly in the second quarter. Overall, it was helped by good stock selection in the Consumer Discretionary sector. Luluemon Athletica, a Canadian based retailer of yoga inspired athletic clothing was up over 60% over the period. Casino operator Wynn Macau and restaurant chain Chipotle Mexican Grill also contributed to relative performance. Several Energy sector stocks hurt performance, most notably energy producer Pacific Rubiales Energy Corporation, which has operations in Canada and South America. At the same time, the AFIS Growth-Income Fund’s slightly better than market return in the second quarter was not sufficient to overcome its weak, albeit still positive, relative return during the first quarter. Cruise ship operator Royal Caribbean, retailers Best Buy and Kohl’s, search engine rivals Google and Yahoo!, and electronic component developer Flextronics International were the biggest individual detractors from relative performance. Most of these stocks are in some way dependent on a continuing strong economy.

Even with the currency benefit from a weak dollar, foreign securities still lagged the return of domestic stocks over the six-month period. Thus, the Portfolio’s modest overweight to foreign equities—due to the foreign stocks held by the two domestic equity funds—was a slight detractor to relative performance. In contrast to 2010 and 2009 when the Portfolio’s dedicated exposure to foreign small company stocks (AFIS Global Small Capitalization Fund) and stocks from emerging market countries (AFIS New World Fund) boosted performance, this exposure hurt performance during the first half of 2011 relative to the mostly large cap, developed country stocks that make up the MSCI EAFE Index.

Investment Committee

MetLife Advisers, LLC

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MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	41.3
American Funds Growth Fund (Class 1)	29.8
American Funds International Fund (Class 1)	10.9
American Funds New World Fund (Class 1)	4.0
American Funds Global Small Capitalization Fund (Class 1)	3.9
American Funds U.S. Government /AAA—Rated Securities Fund (Class 1)	3.1
American Funds Bond Fund (Class 1)	3.1
American Funds High-Income Bond Fund (Class 1)	3.0
American Funds Global Bond Fund (Class 1)	1.0

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American Funds® Growth Allocation Portfolio

American Funds® Growth Allocation Portfolio managed by
MetLife Advisers, LLC vs. Dow Jones Moderately Aggressive Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	Since Inception[3]
American Funds® Growth Allocation Portfolio—Class B	4.50%	27.28%	0.97%
Class C	4.32%	26.78%	0.60%
Dow Jones Moderately Aggressive Index[1]	4.91%	26.74%	3.16%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B and Class C shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class B(a)(b)
Actual	0.52%	$1,000.00	$1,045.00	$2.65
Hypothetical*	0.52%	1,000.00	1,022.21	2.62

Class C(a)(b)
Actual	0.82%	$1,000.00	$1,043.20	$4.16
Hypothetical*	0.82%	1,000.00	1,020.72	4.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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American Funds® Growth Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Bond Fund (Class 1) (a)	7,067,173	$77,032,187
American Funds Global Bond Fund (Class 1) (a)	2,101,500	25,680,331
American Funds Global Small Capitalization Fund (Class 1) (a)	4,578,611	98,577,486
American Funds Growth Fund (Class 1) (a)	12,938,040	749,500,668
American Funds Growth-Income Fund (Class 1) (a)	28,929,881	1,039,739,909
American Funds High-Income Bond Fund (Class 1) (a)	6,566,450	76,039,491
American Funds International Fund (Class 1) (a)	14,595,672	274,544,597
American Funds New World Fund (Class 1) (a)	4,234,999	99,183,684
American Funds U.S. Government /AAA—Rated Securities Fund (Class 1) (a)	6,160,889	77,195,936

Total Mutual Funds (Cost $1,906,368,052)		2,517,494,289

Total Investments—100.1% (Cost $1,906,368,052#)		2,517,494,289

Other Assets And Liabilities (net)—(0.1)%		(1,330,893)

Net Assets—100.0%		$2,516,163,396

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,906,368,052. The aggregate unrealized appreciation of investments was $611,126,237, resulting in net unrealized appreciation of $611,126,237 for federal income tax purposes.
(a)	A Fund of the American Funds Insurance Series.

See accompanying notes to financial statements.

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American Funds® Growth Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,517,494,289	$—	$—	$2,517,494,289
Total Investments	$2,517,494,289	$—	$—	$2,517,494,289

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$2,517,494,289
Receivable for shares sold	749,332

Total assets	2,518,243,621

Liabilities
Payables for:
Investments purchased	161,870
Shares redeemed	587,462
Accrued Expenses:
Management fees	131,647
Distribution and service fees - Class B	1,261
Distribution and service fees - Class C	1,106,306
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	65,231

Total liabilities	2,080,225

Net Assets	$2,516,163,396

Net Assets Represented by
Paid in surplus	$1,987,510,502
Accumulated net realized loss	(84,796,582)
Unrealized appreciation on investments	611,126,237
Undistributed net investment income	2,323,239

Net Assets	$2,516,163,396

Net Assets
Class B	$6,359,975
Class C	2,509,803,421
Capital Shares Outstanding*
Class B	661,008
Class C	262,422,553
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.62
Class C	9.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,906,368,052.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$9,986,049

Total investment income	9,986,049

Expenses
Management fees	798,181
Administration fees	11,901
Custodian and accounting fees	12,298
Distribution and service fees - Class B	7,223
Distribution and service fees - Class C	6,718,553
Audit and tax services	9,750
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	28,479
Insurance	16,401
Miscellaneous	5,775

Total expenses	7,645,230

Net investment income	2,340,819

Net Realized and Unrealized Gain on Investments
Net realized gain on:
Investments	6,607,575
Capital gain distributions from Underlying Portfolios	1,936,663

Net realized gain on investments and capital gain distributions from Underlying Portfolios	8,544,238

Net change in unrealized appreciation on investments	92,028,711

Net realized and unrealized gain on investments	100,572,949

Net Increase in Net Assets from Operations	$102,913,768

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,340,819	$25,977,019
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	8,544,238	(35,144,287)
Net change in unrealized appreciation on investments	92,028,711	279,171,418

Net increase in net assets resulting from operations	102,913,768	270,004,150

Distributions to Shareholders
From net investment income
Class B	(81,239)	(34,493)
Class C	(26,206,292)	(18,431,724)

Net decrease in net assets resulting from distributions	(26,287,531)	(18,466,217)

Net increase in net assets from capital share transactions	73,993,916	172,637,913

Net Increase in Net Assets	150,620,153	424,175,846
Net assets at beginning of period	2,365,543,243	1,941,367,397

Net assets at end of period	$2,516,163,396	$2,365,543,243

Undistributed net investment income at end of period	$2,323,239	$26,269,951

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class B
Sales	115,139	$1,101,589	279,068	$2,340,705
Reinvestments	8,384	81,239	3,946	34,493
Redemptions	(9,763)	(94,551)	(31,125)	(258,457)

Net increase	113,760	$1,088,277	251,889	$2,116,741

Class C
Sales	19,851,412	$189,099,452	48,200,287	$406,945,507
Reinvestments	2,718,495	26,206,292	2,118,589	18,431,724
Redemptions	(14,997,468)	(142,400,105)	(31,002,510)	(254,856,059)

Net increase	7,572,439	$72,905,639	19,316,366	$170,521,172

Increase derived from capital shares transactions		$73,993,916		$172,637,913

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Financial Highlights

Selected per share data

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009		2008(b)
Net Asset Value, Beginning of Period	$9.33		$8.29	$6.17		$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.03		0.16	0.13		0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.39		0.98	1.99		(3.69)

Total From Investment Operations	0.42		1.14	2.12		(3.55)

Less Distributions
Distributions from Net Investment Income	(0.13)		(0.10)	(0.00	)+	(0.28)
Distributions from Net Realized Capital Gains	—		—	—		(0.00)++

Total Distributions	(0.13)		(0.10)	(0.00	)+	(0.28)

Net Asset Value, End of Period	$9.62		$9.33	$8.29		$6.17

Total Return (%)	4.50		13.78	34.36		(35.45)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.33	*	0.34	0.36		0.65 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.33	*	0.34	0.35		0.35 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	0.56	*	1.90	1.81		2.37 *
Portfolio Turnover Rate (%)	3.7		13.0	7.4		4.6
Net Assets, End of Period (in millions)	$6.4		$5.1	$2.4		$0.7

	Class C
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009		2008(b)
Net Asset Value, Beginning of Period	$9.26		$8.23	$6.14		$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.01		0.10	0.09		0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.39		1.00	2.00		(3.81)

Total From Investment Operations	0.40		1.10	2.09		(3.58)

Less Distributions
Distributions from Net Investment Income	(0.10)		(0.07)	(0.00	)+	(0.28)
Distributions from Net Realized Capital Gains	—		—	—		(0.00)++

Total Distributions	(0.10)		(0.07)	(0.00	)+	(0.28)

Net Asset Value, End of Period	$9.56		$9.26	$8.23		$6.14

Total Return (%)	4.32		13.48	34.04		(35.78)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.63	*	0.64	0.66		0.70 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.63	*	0.64	0.65		0.65 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	0.19	*	1.25	1.27		4.65 *
Portfolio Turnover Rate (%)	3.7		13.0	7.4		4.6
Net Assets, End of Period (in millions)	$2,509.8		$2,360.4	$1,938.9		$785.5

*	Annualized
+	Distributions from net investment income were less than $0.01.
++	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$798,181	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B	Class C

0.35%	0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected

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American Funds® Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$145,065,572	$—	$93,027,474

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments.

7. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class 1)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

American Funds Bond Fund	6,162,320	1,041,717	(136,864)	7,067,173

American Funds Global Bond Fund	1,892,446	249,896	(40,842)	2,101,500

American Funds Global Small Capitalization Fund*	4,568,726	224,661	(214,776)	4,578,611

American Funds Growth Fund*	13,295,860	515,979	(873,799)	12,938,040

American Funds Growth-Income Fund*	27,788,284	1,734,918	(593,321)	28,929,881

American Funds High-Income Bond Fund	6,267,891	430,905	(132,346)	6,566,450

American Funds International Fund	14,503,678	580,682	(488,688)	14,595,672

American Funds New World Fund*	4,135,402	188,224	(88,627)	4,234,999

American Funds U.S. Government/AAA—Rated Securities Fund	5,180,433	1,096,978	(116,522)	6,160,889

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Underlying Portfolios - continued

Underlying Portfolio (Class 1)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

American Funds Bond Fund	$(7,060)	$—	$378,851	$77,032,187

American Funds Global Bond Fund	35,581	134,867	128,643	25,680,331

American Funds Global Small Capitalization Fund	886,086	—	1,226,118	98,577,486

American Funds Growth Fund	4,822,500	—	2,392,311	749,500,668

American Funds Growth-Income Fund	211,961	—	3,307,785	1,039,739,909

American Funds High-Income Bond Fund	56,463	—	963,547	76,039,491

American Funds International Fund	368,728	—	827,266	274,544,597

American Funds New World Fund	185,547	—	546,031	99,183,684

American Funds U.S. Government/AAA—Rated Securities Fund	47,769	1,801,796	215,497	77,195,936

	$6,607,575	$1,936,663	$9,986,049	$2,517,494,289

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$18,466,217	$186	$—	$—	$18,466,217	$186

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$26,286,253	$—	$435,672,208	$(9,915,502)	$452,042,959

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total

$2,099,355	$7,816,147	$9,915,502

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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American Funds® Growth Allocation Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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American Funds® Growth Portfolio

For the six months ended June 30, 2011, the Portfolio had a return of 5.82% for Class C versus 6.02% for its benchmark, the S&P 500 Index1.

American Funds® Growth Portfolio managed by

MetLife Advisers, LLC vs. S&P 500 Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year
American Funds® Growth Portfolio—Class C	5.82%	32.81%	2.90%	3.37%
S&P 500 Index[1]	6.02%	30.69%	2.94%	2.72%

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio’s performance is based on the performance of the Master Fund for the periods ended June 30, 2011, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class C(a)(b)
Actual	0.74%	$1,000.00	$1,058.20	$3.78
Hypothetical*	0.74%	1,000.00	1,021.12	3.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

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American Funds® Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.0%
American Funds Growth Fund (a) (Cost—$753,096,312)	16,316,786	$945,231,433

Total Investments—100.1% (Cost $753,096,312#)		945,231,433

Other Assets And Liabilities (net)—0.0%		(466,517)

Net Assets—100.0%		$944,764,916

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $753,096,312. The aggregate unrealized appreciation of investments was $192,135,121, resulting in net unrealized appreciation of $192,135,121 for federal income tax purposes.
(a)	A Fund of the American Funds Insurance Series.

See accompanying notes to financial statements.

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American Funds® Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$945,231,433	$—	$—	$945,231,433
Total Investments	$945,231,433	$—	$—	$945,231,433

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$945,231,433
Receivable for investments sold	271,798
Receivable for shares sold	185,375

Total assets	945,688,606

Liabilities
Payables for:
Shares redeemed	457,174
Accrued Expenses:
Distribution and service fees - Class C	409,085
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	30,983

Total liabilities	923,690

Net Assets	$944,764,916

Net Assets Represented by
Paid in surplus	$757,946,607
Accumulated net realized loss	(5,862,321)
Unrealized appreciation on investments	192,135,121
Undistributed net investment income	545,509

Net Assets	$944,764,916

Net Assets
Class C	$944,764,916
Capital Shares Outstanding*
Class C	97,951,187
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$9.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $753,096,312.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Master Fund	$2,996,701

Total investment income	2,996,701

Expenses
Administration fees	11,901
Custodian and accounting fees	5,998
Distribution and service fees - Class C	2,355,464
Audit and tax services	9,751
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	11,552
Insurance	1,474
Miscellaneous	2,056

Total expenses	2,434,865

Net investment income	561,836

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(301,595)

Net change in unrealized appreciation on investments	45,039,285

Net realized and unrealized gain on investments	44,737,690

Net Increase in Net Assets from Operations	$45,299,526

See accompanying notes to financial statements.

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American Funds® Growth Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$561,836	$3,027,280
Net realized loss on investments	(301,595)	(3,077,314)
Net change in unrealized appreciation on investments	45,039,285	103,865,174

Net increase in net assets resulting from operations	45,299,526	103,815,140

Distributions to Shareholders
From net investment income
Class C	(3,035,823)	(1,032,359)

Net decrease in net assets resulting from distributions	(3,035,823)	(1,032,359)

Net increase in net assets from capital share transactions	154,349,057	297,112,894

Net Increase in Net Assets	196,612,760	399,895,675
Net assets at beginning of period	748,152,156	348,256,481

Net assets at end of period	$944,764,916	$748,152,156

Undistributed net investment income at end of period	$545,509	$3,019,496

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class C
Sales	20,115,759	$192,258,303	42,988,090	$346,057,831
Reinvestments	309,778	3,035,823	123,340	1,032,359
Redemptions	(4,279,041)	(40,945,069)	(6,262,176)	(49,977,296)

Net increase	16,146,496	$154,349,057	36,849,254	$297,112,894

Increase derived from capital shares transactions		$154,349,057		$297,112,894

See accompanying notes to financial statements.

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American Funds® Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(b)
Net Asset Value, Beginning of Period	$9.15		$7.75	$5.58	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.01		0.05	0.04	0.15
Net Realized And Unrealized Gain (Loss) on Investments	0.52		1.37	2.13	(4.34)

Total From Investment Operations	0.53		1.42	2.17	(4.19)

Less Distributions
Distributions from Net Investment Income	(0.03)		(0.02)	—	(0.23)

Total Distributions	(0.03)		(0.02)	—	(0.23)

Net Asset Value, End of Period	$9.65		$9.15	$7.75	$5.58

Total Return (%)	5.82		18.33	38.89	(41.84)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.57	*	0.59	0.65	0.92 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.57	*	0.59	0.65	0.65 *
Ratio of Net Investment Income to Average Net Assets (%)	0.13	*	0.59	0.55	3.09 *
Portfolio Turnover Rate (%)	0.9		1.5	1.4	0.2
Net Assets, End of Period (in millions)	$944.8		$748.2	$348.3	$68.5

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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American Funds® Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2011, the Portfolio owned approximately 3.35% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.75%	ALL

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Master Fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class C

0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$159,568,352	$—	$7,620,968

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit risk consist principally of cash due from counterparties and investments.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$1,032,359	$—	$—	$—	$1,032,359	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$3,035,798	$—	$141,535,110	$—	$144,570,908

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Recent Accounting Pronouncements - continued

processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

For the six months ended June 30, 2011, the Portfolio had a return of 4.20% for Class C versus 3.80% and 4.98% for its benchmarks, the Morgan Stanley Capital International AC World (ex-U.S.) Index1 and MSCI EAFE Index2, respectively.

American Funds® International Portfolio managed by

MetLife Advisers, LLC vs. Morgan Stanley Capital International AC World (ex-U.S.) Index1

and MSCI EAFE Index2

		Average Annual Return[3] (for six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year
American Funds® International Portfolio—Class C	4.20%	28.72%	3.95%	6.57%
Morgan Stanley Capital International AC World (ex-U.S.) Index[1]	3.80%	29.73%	3.67%	7.48%
MSCI EAFE Index[2]	4.98%	30.36%	1.48%	5.66%

1The Morgan Stanley Capital International AC World (ex-U.S.) Index (net) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio’s performance is based on the performance of the Master Fund for the periods ended June 30, 2011, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class C(a)(b)
Actual	0.87%	$1,000.00	$1,042.00	$4.38
Hypothetical*	0.87%	1,000.00	1,020.50	4.34

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds International Fund (Class 1) (a) (Cost—$313,998,858)	19,949,336	$375,247,009

Total Investments—100.1% (Cost $313,998,858#)		375,247,009

Other Assets And Liabilities (net)—(0.1)%		(222,084)

Net Assets—100.0%		$375,024,925

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $313,998,858. The aggregate unrealized appreciation of investments was $61,248,151, resulting in a net unrealized appreciation of $61,248,151 for federal income tax purposes.
(a)	A Fund of the American Funds Insurance Series.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$375,247,009	$—	$—	$375,247,009
Total Investments	$375,247,009	$—	$—	$375,247,009

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$375,247,009
Receivable for investments sold	93,944
Receivable for shares sold	17,953

Total assets	375,358,906

Liabilities
Payables for:
Shares redeemed	111,897
Accrued Expenses:
Distribution and service fees - Class C	166,037
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	29,599

Total liabilities	333,981

Net Assets	$375,024,925

Net Assets Represented by
Paid in surplus	$321,870,488
Accumulated net realized loss	(8,132,764)
Unrealized appreciation on investments	61,248,151
Undistributed net investment income	39,050

Net Assets	$375,024,925

Net Assets
Class C	$375,024,925
Capital Shares Outstanding*
Class C	42,385,203
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$8.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $313,998,858.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Master Fund	$1,127,454

Total investment income	1,127,454

Expenses
Administration fees	11,901
Custodian and accounting fees	12,298
Distribution and service fees - Class C	984,007
Audit and tax services	9,751
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	10,043
Insurance	540
Miscellaneous	6,881

Total expenses	1,072,090

Net investment income	55,364

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain loss on investments	(1,330,590)

Net change in unrealized appreciation on investments	14,505,762

Net realized and unrealized gain on investments	13,175,172

Net Increase in Net Assets from Operations	$13,230,536

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$55,364	$5,000,860
Net realized loss on investments	(1,330,590)	(3,475,107)
Net change in unrealized appreciation on investments	14,505,762	21,707,122

Net increase in net assets resulting from operations	13,230,536	23,232,875

Distributions to Shareholders
From net investment income
Class C	(5,009,625)	(1,949,151)
From net realized gains
Class C	—	(612,678)

Net decrease in net assets resulting from distributions	(5,009,625)	(2,561,829)

Net increase in net assets from capital share transactions	30,229,261	121,540,328

Net Increase in Net Assets	38,450,172	142,211,374
Net assets at beginning of period	336,574,753	194,363,379

Net assets at end of period	$375,024,925	$336,574,753

Undistributed net investment income at end of period	$39,050	$4,993,311

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class C
Sales	7,127,018	$62,927,368	18,670,412	$147,916,770
Reinvestments	556,625	5,009,625	316,666	2,561,829
Redemptions	(4,410,004)	(37,707,732)	(3,752,239)	(28,938,271)

Net increase	3,273,639	$30,229,261	15,234,839	$121,540,328

Increase derived from capital shares transactions		$30,229,261		$121,540,328

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009		2008(b)
Net Asset Value, Beginning of Period	$8.61		$8.14	$5.71		$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.00	++	0.16	0.12		0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.36		0.40	2.31		(4.20)

Total From Investment Operations	0.36		0.56	2.43		(3.89)

Less Distributions
Distributions from Net Investment Income	(0.12)		(0.07)	—		(0.40)
Distributions from Net Realized Capital Gains	—		(0.02)	(0.00	)+	(0.00)+

Total Distributions	(0.12)		(0.09)	(0.00	)+	(0.40)

Net Asset Value, End of Period	$8.85		$8.61	$8.14		$5.71

Total Return (%)	4.20		6.89	42.56		(38.86)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.60	*	0.65	0.68		0.85 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.60	*	0.65	0.65		0.65 *
Ratio of Net Investment Income to Average Net Assets (%)	0.03	*	1.97	1.66		6.43 *
Portfolio Turnover Rate (%)	6.8		3.0	2.5		7.9
Net Assets, End of Period (in millions)	$375.0		$336.6	$194.4		$54.7

*	Annualized
+	Distributions from net realized capital gains were less than $0.01.
++	Net investment income was less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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American Funds® International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the International Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2011, the Portfolio owned approximately 3.60% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.90%	ALL

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Master Fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class C

0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$50,035,803	$—	$24,739,626

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit risk consist principally of cash due from counterparties and investments.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$1,949,179	$—	$612,650	$14	$2,561,829	$14

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$5,009,613	$—	$39,940,215	$—	$44,949,828

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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American Funds® International Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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American Funds® Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class B and C shares of the American Funds® Moderate Allocation Portfolio returned 3.70% and 3.56%, respectively, compared to the 4.40% return of its primary index, the Dow Jones Moderate Index1.

Economic and Market Review

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid cap stocks continue to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

Portfolio Review/Current Positioning

The American Funds® Moderate Allocation Portfolio invests all of its assets in funds of the American Funds Insurance Series (AFIS). The Portfolio’s broad asset allocation goal of 50% to fixed income and 50% to equities did not change during the period. Although the Portfolio does not have an explicit goal for cash, its underlying portfolios typically hold cash positions of 5% to 10% to give the portfolio counselors the liquidity and flexibility to exploit investment opportunities when they become available. This cash position detracted from performance for most of the period since both stocks and bonds were generally positive.

On an absolute basis, the two domestic equity underlying portfolios contributed positively to the Portfolio’s overall performance, but they had mixed relative performance. The AFIS Growth Fund was generally in line with the broad equity markets, doing slightly better in the first quarter and lagging modestly in the second quarter. Overall, it was helped by good stock selection in the Consumer Discretionary sector. Luluemon Athletica, a Canadian based retailer of yoga inspired athletic clothing was up over 60% over the period. Casino operator Wynn Macau and restaurant chain Chipotle Mexican Grill also contributed to relative performance. Several Energy sector stocks hurt performance, most notably energy producer Pacific Rubiales Energy Corporation, which has operations in Canada and South America. At the same time, the AFIS Growth-Income Fund’s slightly better than market return in the second quarter was not sufficient to overcome its weak, albeit still positive, relative return during the first quarter. Cruise ship operator Royal Caribbean, retailers Best Buy and Kohl’s, search engine rivals Google and Yahoo!, and electronic component developer Flextronics International were the biggest individual detractors from relative performance. Most of these stocks are in some way dependent on a continuing strong economy.

Even with the currency benefit from a weak dollar, foreign securities still lagged the return of domestic stocks over the six-month period. Thus, the Portfolio’s modest overweight to foreign equities—due to the foreign stocks held by the two domestic equity funds—was a slight detractor to relative performance. In contrast to 2010 and 2009 when the Portfolio’s dedicated exposure to foreign small company stocks (AFIS Global Small Capitalization Fund) and stocks from emerging market countries (AFIS New World Fund) boosted performance, this exposure hurt performance during the first half of 2011 relative to the mostly large cap, developed country stocks that make up the MSCI EAFE Index.

Investment Committee

MetLife Advisers, LLC

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	31.0
American Funds U.S. Government /AAA—Rated Securities Fund (Class 1)	24.3
American Funds Bond Fund (Class 1)	17.2
American Funds Growth Fund (Class 1)	11.8
American Funds International Fund (Class 1)	7.8
American Funds High-Income Bond Fund (Class 1)	5.0
American Funds Global Bond Fund (Class 1)	1.0
American Funds New World Fund (Class 1)	1.0
American Funds Global Small Capitalization Fund (Class 1)	1.0

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American Funds® Moderate Allocation Portfolio

American Funds® Moderate Allocation Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	Since Inception[3]
American Funds® Moderate Allocation Portfolio—Class B	3.70%	16.44%	3.04%
Class C	3.56%	16.11%	2.75%
Dow Jones Moderate Index[1]	4.40%	20.74%	3.74%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B and Class C shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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American Funds® Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class B(a)(b)
Actual	0.51%	$1,000.00	$1,037.00	$2.56
Hypothetical*	0.51%	1,000.00	1,022.28	2.54

Class C(a)(b)
Actual	0.81%	$1,000.00	$1,035.60	$4.07
Hypothetical*	0.81%	1,000.00	1,020.80	4.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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American Funds® Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Bond Fund (Class 1) (a)	47,105,508	$513,450,042
American Funds Global Bond Fund (Class 1) (a)	2,472,636	30,215,608
American Funds Global Small Capitalization Fund (Class 1) (a)	1,347,358	29,008,623
American Funds Growth Fund (Class 1) (a)	6,092,624	352,945,704
American Funds Growth-Income Fund (Class 1) (a)	25,783,326	926,652,721
American Funds High-Income Bond Fund (Class 1) (a)	12,874,896	149,091,301
American Funds International Fund (Class 1) (a)	12,402,456	233,290,199
American Funds New World Fund (Class 1) (a)	1,246,365	29,189,858
American Funds U.S. Government /AAA—Rated Securities Fund (Class 1) (a)	57,992,928	726,651,388

Total Mutual Funds (Cost $2,638,823,829)		2,990,495,444

Total Investments—100.1% (Cost $2,638,823,829#)		2,990,495,444

Other Assets And Liabilities (net)—(0.1)%		(1,566,489)

Net Assets—100.0%		$2,988,928,955

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $2,638,823,829. The aggregate unrealized appreciation of investments was $351,671,615, resulting in net unrealized appreciation of $351,671,615 for federal income tax purposes.
(a)	A Fund of the American Funds Insurance Series.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,990,495,444	$—	$—	$2,990,495,444
Total Investments	$2,990,495,444	$—	$—	$2,990,495,444

See accompanying notes to financial statements.

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American Funds® Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$2,990,495,444
Receivable for shares sold	1,070,157

Total assets	2,991,565,601

Liabilities
Payables for:
Investments purchased	457,049
Shares redeemed	613,109
Accrued Expenses:
Management fees	151,858
Distribution and service fees - Class B	453
Distribution and service fees - Class C	1,330,395
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	57,334

Total liabilities	2,636,646

Net Assets	$2,988,928,955

Net Assets Represented by
Paid in surplus	$2,624,131,172
Accumulated net realized gain	9,947,544
Unrealized appreciation on investments	351,671,615
Undistributed net investment income	3,178,624

Net Assets	$2,988,928,955

Net Assets
Class B	$2,269,748
Class C	2,986,659,207
Capital Shares Outstanding*
Class B	222,721
Class C	294,642,285
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.19
Class C	10.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,638,823,829.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$11,896,094

Total investment income	11,896,094

Expenses
Management fees	885,573
Administration fees	11,901
Custodian and accounting fees	12,298
Distribution and service fees - Class B	2,420
Distribution and service fees - Class C	7,690,428
Audit and tax services	9,750
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	26,118
Insurance	20,100
Miscellaneous	4,626

Total expenses	8,699,883

Net investment income	3,196,211

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	25,673,096
Capital gain distributions from Underlying Portfolios	17,123,191

Net realized gain on investments and capital gain distributions from Underlying Portfolios	42,796,287

Net change in unrealized appreciation on investments	48,624,073

Net realized and unrealized gain on investments	91,420,360

Net Increase in Net Assets from Operations	$94,616,571

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,196,211	$41,714,893
Net realized gain on investments and capital distributions from Underlying Portfolio	42,796,287	14,353,084
Net change in unrealized appreciation on investments	48,624,073	153,482,948

Net increase in net assets resulting from operations	94,616,571	209,550,925

Distributions to Shareholders
From net investment income
Class B	(36,179)	(15,018)
Class C	(44,037,355)	(29,121,763)
From net realized gains
Class B	(9,734)	—
Class C	(13,804,258)	—

Net decrease in net assets resulting from distributions	(57,887,526)	(29,136,781)

Net increase in net assets from capital share transactions	360,362,423	835,366,654

Net Increase in Net Assets	397,091,468	1,015,780,798
Net assets at beginning of period	2,591,837,487	1,576,056,689

Net assets at end of period	$2,988,928,955	$2,591,837,487

Undistributed net investment income at end of period	$3,178,624	$44,055,947

Other Information:
Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class B
Sales	63,615	$648,870	96,807	$915,213
Reinvestments	4,514	45,913	1,571	15,018
Redemptions	(6,433)	(65,913)	(9,269)	(87,696)

Net increase	61,696	$628,870	89,109	$842,535

Class C
Sales	39,008,907	$396,287,646	99,662,945	$937,778,444
Reinvestments	5,715,574	57,841,613	3,059,009	29,121,763
Redemptions	(9,322,234)	(94,395,706)	(14,113,365)	(132,376,088)

Net increase	35,402,247	$359,733,553	88,608,589	$834,524,119

Increase derived from capital shares transactions		$360,362,423		$835,366,654

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(b)
Net Asset Value, Beginning of Period	$10.05		$9.28	$7.49	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.04		0.24	0.28	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.33		0.69	1.51	(2.34)

Total From Investment Operations	0.37		0.93	1.79	(2.23)

Less Distributions
Distributions from Net Investment Income	(0.18)		(0.16)	—	(0.28)
Distributions from Net Realized Capital Gains	(0.05)		—	—	(0.00)+

Total Distributions	(0.23)		(0.16)	—	(0.28)

Net Asset Value, End of Period	$10.19		$10.05	$9.28	$7.49

Total Return (%)	3.70		10.15	23.90	(22.30)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.32	*	0.34	0.37	0.85 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.32	*	0.34	0.35	0.35 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	0.71	*	2.56	3.32	1.75 *
Portfolio Turnover Rate (%)	3.2		7.3	13.6	12.8
Net Assets, End of Period (in millions)	$2.3		$1.6	$0.7	$0.1

	Class C
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(b)
Net Asset Value, Beginning of Period	$9.99		$9.23	$7.48	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.01		0.19	0.24	0.49
Net Realized and Unrealized Gain (loss) on Investments	0.35		0.72	1.51	(2.73)

Total From Investment Operations	0.36		0.91	1.75	(2.24)

Less Distributions
Distributions from Net Investment Income	(0.16)		(0.15)	—	(0.28)
Distributions from Net Realized Capital Gains	(0.05)		—	—	(0.00)+

Total Distributions	(0.21)		(0.15)	—	(0.28)

Net Asset Value, End of Period	$10.14		$9.99	$9.23	$7.48

Total Return (%)	3.56		9.91	23.40	(22.40)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.62	*	0.64	0.67	0.70 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.62	*	0.64	0.65	0.65 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	0.23	*	2.04	2.85	8.74 *
Portfolio Turnover Rate (%)	3.2		7.3	13.6	12.8
Net Assets, End of Period (in millions)	$2,986.7		$2,590.2	$1,575.4	$449.3

*	Annualized
+	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“Metlife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$885,573	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B	Class C

0.35%	0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$414,832,039	$—	$91,852,755

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments.

7. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class 1)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

American Funds Bond Fund*	40,244,336	7,032,062	(170,890)	47,105,508

American Funds Global Bond Fund	2,156,125	325,494	(8,983)	2,472,636

American Funds Global Small Capitalization Fund	1,275,128	155,163	(82,933)	1,347,358

American Funds Growth Fund	5,954,094	648,201	(509,671)	6,092,624

American Funds Growth-Income Fund*	24,340,116	2,769,656	(1,326,446)	25,783,326

American Funds High-Income Bond Fund*	11,762,063	1,462,544	(349,711)	12,874,896

American Funds International Fund	8,883,596	3,562,283	(43,423)	12,402,456

American Funds New World Fund	1,163,694	136,394	(53,723)	1,246,365

American Funds U.S. Government/AAA—Rated Securities Fund*	49,749,851	8,451,906	(208,829)	57,992,928

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Underlying Portfolios - continued

Underlying Portfolio (Class 1)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

American Funds Bond Fund	$(19,737)	$—	$2,525,789	$513,450,042

American Funds Global Bond Fund	18,629	158,723	151,397	30,215,608

American Funds Global Small Capitalization Fund	978,174	—	360,898	29,008,623

American Funds Growth Fund	11,018,291	—	1,126,818	352,945,704

American Funds Growth-Income Fund	11,693,981	—	2,948,689	926,652,721

American Funds High-Income Bond Fund	1,167,721	—	1,889,688	149,091,301

American Funds International Fund	41,029	—	703,106	233,290,199

American Funds New World Fund	590,973	—	160,736	29,189,858

American Funds U.S. Government/AAA—Rated Securities Fund	184,035	16,964,468	2,028,973	726,651,388

	25,673,096	17,123,191	11,896,094	2,990,495,444

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$29,136,781	$—	$—	$—	$29,136,781	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$44,072,249	$13,813,892	$270,198,899	$—	$328,085,040

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Recent Accounting Pronouncements - continued

Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

15

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Managed By AQR Capital Management, LLC

Portfolio Manager Commentary*

Performance

Since its May 2, 2011 effective date with the SEC, the Class B shares of the AQR Global Risk Balanced Portfolio returned -1.54% compared to the -1.53% return of its benchmark, the Dow Jones Moderate Index1.

Market Environment/Conditions

Developed country equity markets experienced a difficult second quarter with limited risk appetite as renewed concerns of sovereign risk in Europe reemerged and disappointing macro data uncovered a weaker than expected outlook for the US economy. Emerging stock markets also experienced headwinds as many developing nations faced accelerating inflation, dealt with appreciating currencies, and were negatively affected by slowing commodity price appreciation.

In fixed income markets, sovereign debt fears continued as concern mounted over Greece’s fiscal solvency, providing a very favorable environment for nominal bonds (the US and Germany in particular benefited from the flight-to-quality demand). The re-pricing of monetary policy expectations in the face of global risks—both sovereign risks and a perceived softening of the global economic recovery—also supported bonds.

In commodity markets, prices rose in April as equity markets and risk trades in general made money. In the first week of May, however, a US Dollar rally prompted a sharp and broad-based commodities sell-off which continued through June. Energies and Metals were particularly hurt.

Portfolio Review/Current Positioning

Since its effective date with the SEC on May 2, 2011 to the end of the quarter on June 30, 2011, the Portfolio lost -1.5%. Returns for two of the three risk categories in the Portfolio were negative, with Inflation Risk assets and Equity Risk assets detracting 1.7% and 1.4% respectively. Nominal Interest Rate Risk assets contributed +1.5% to the Portfolio return.

The Portfolio’s total exposures to all three risk categories decreased slightly to maintain the desired level of risk across the Portfolio. The Portfolio uses a moderate level of leverage to maintain an equal contribution of risk from the three risk categories. As volatility has increased, leverage in the Portfolio has been reduced. The largest exposure decreases were in the Commodities category. Commodity volatility increased in the first weeks of May and remained high resulting in a reduction of Commodity exposures from 22% to 19%, a -14% decrease by the end of the second quarter. The Nominal Interest Rate bucket had the second largest reduction in exposures moving from 140% to 124%, a -11% decrease. The Equity Risk bucket also experienced increased volatility but to a lesser degree. As a result, Equity exposures were reduced from 40% to 38%, a -5% decrease.

The Portfolio’s management process adjusts exposures to each of the three risk categories using a proprietary risk forecasting model. The process seeks to realize a steady risk level in each of the Portfolio’s three categories and for the Portfolio as a whole. The objective is to keep the Portfolio diversified not only across asset classes, but also through time—meaning that no single time period (such as the credit crisis of 2008) should have a disproportionate impact on the Portfolio’s long-term results. Our research suggests that this approach, in addition to broad diversification, has been effective in helping to protect a portfolio in periods of market stress, and improves long term risk adjusted returns. Consistent with this process, the Portfolio’s aggregate exposures decreased slightly since inception, from 260% at the launch of the Portfolio to 241%, as market volatility levels modestly increased.

The Portfolio realized volatility slightly lower than its long-term target in the second quarter. AQR uses conservative correlation assumptions to prevent the portfolio volatility from spiking in difficult markets. As stock and bond correlations have remained negative over the period, the Portfolio underrealized volatility but was well within a normal range.

Brian Hurst, Principal; Michael Mendelson, Principal; Yao Hua Ooi, Vice President

AQR Capital Management, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
U.S. Treasury Inflation Indexed Bonds	27.0
France Government Bond OAT	26.8
United Kingdom Gilt Inflation Linked	13.5

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	123.7
Global Inflation-Linked Bonds	60.7
Global Developed Equities	30.1
Commodities—Production Weighted	18.7
Global Emerging Equities	4.5
U.S. Mid Cap Equities	1.8
U.S. Small Cap Equities	1.5

* The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

2

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

AQR Global Risk Balanced Portfolio managed by
AQR Capital Management, LLC vs. Dow Jones Moderate Index1

Cumulative Return[2] (for the period ended June 30, 2011)
Since Effective Date[3]
AQR Global Risk Balanced Portfolio—Class B	-1.54%
Dow Jones Moderate Index[1]	-1.53%

1The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2“Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 SEC effective date of the Class B shares is 5/2/11. Index returns are based on an effective date of 5/2/11.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 19, 2011 through June 30, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 19, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period*** April 19, 2011 to June 30, 2011

Class B(a)(b)
Actual	0.96%	$1,000.00	$984.60	$1.91
Hypothetical*	0.96%	1,000.00	1,008.08	1.93

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Commencement of Operations—April 19, 2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was 5/2/2011.

*** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent eleven week period, as shown above, multiplied by the average account value over the     period, multiplied by the number of days (72 days) in the most recent fiscal period, divided by 365 (to reflect the eleven week period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 4 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

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AQR Global Risk Balanced Portfolio

Consolidated^ Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—40.3% of Net Assets

Security Description	Par/Shares Amount	Value

France—26.8%
France Government Bond OAT 1.600%, 07/25/15 (EUR)	$46,560,918	$70,320,924
2.250%, 07/25/20 (EUR)	21,352,842	33,914,517

		104,235,441

United Kingdom—13.5%
United Kingdom Gilt Inflation Linked 1.875%, 11/22/22 (GBP)	28,372,305	52,339,838

Total Foreign Bonds & Debt Securities (Cost $157,083,282)		156,575,279

U.S. Treasury & Government Agencies—27.0%
U.S. Treasury Inflation Indexed Bonds 0.500%, 04/15/15	69,726,048	72,765,685
1.250%, 07/15/20	30,106,952	31,875,736

Total U.S. Treasury & Government Agencies (Cost $104,997,141)		104,641,421

Short-Term Investments—92.6%

Mutual Funds—92.6%
BlackRock Liquidity Funds TempFund Portfolio, Class I 0.080% (a)	35,901,076	35,901,076
Dreyfus Institutional Cash Advantage Fund, Class I 0.150% (a)	53,851,659	53,851,659
Dreyfus Treasury Cash Management Fund, Class I 0.010% (a)	89,752,479	89,752,479
UBS Money Series—UBS Select Prime Preferred Fund, Class I 0.140% (a)	89,818,600	89,818,600
UBS Money Series—UBS Select Treasury Preferred Fund, Class I 0.010% (a)	89,817,979	89,817,979

Total Short-Term Investments (Cost $359,141,793)		359,141,793

Total Investments—159.9% (Cost $621,222,216#)		620,358,493

Other Assets and Liabilities (net)—(59.9)%		(232,468,120)

Net Assets—100.0%		$387,890,373

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $621,222,216. The aggregate unrealized appreciation and depreciation of investments were $821,474 and $(1,685,197), respectively, resulting in net unrealized depreciation of $(863,723) for federal income tax purposes.
EUR	Euro
GBP	British Pound
(a)	Represents annualized seven-day yield as of June 30, 2011.

^See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

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AQR Global Risk Balanced Portfolio

Consolidated^ Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period from April 19, 2011 (commencement of operations) through June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Bonds & Debt Securities*	$—	$156,575,279	$—	$156,575,279
U.S. Treasury & Government Agencies	—	104,641,421	—	104,641,421
Total Short-Term Investments*	359,141,793	—	—	359,141,793
Total Investments	$359,141,793	$261,216,700	$—	$620,358,493

Reverse Repurchase Agreements	$—	$261,785,334	$—	$261,785,334
Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$6,118	$—	$6,118
Forward Contracts to Sell Appreciation	—	15,682	—	15,682
Forward Contracts to Sell (Depreciation)	—	(54,521)	—	(54,521)
Total Forward Contracts	$—	$(32,721)	$—	$(32,721)
Futures Contracts**
Futures Contracts Long Appreciation	$4,524,127	$—	$—	$4,524,127
Futures Contracts Long (Depreciation)	(3,147,252)	—	—	(3,147,252)
Futures Contracts Short Appreciation	6,561	—	—	6,561
Futures Contracts Short (Depreciation)	(28,123)	—	—	(28,123)
Total Futures Contracts	$1,355,313	$—	$—	$1,355,313
SWAP Contracts**
Swap on Futures Appreciation	$—	$175,909	$—	$175,909
Swap on Futures (Depreciation)	—	(32,230)	—	(32,230)
Total SWAP Contracts	$—	$143,679	$—	$143,679

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

^See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

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AQR Global Risk Balanced Portfolio

Consolidated^ Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$620,358,493
Cash (b)	16,637,898
Receivable for investments sold	11,365,068
Receivable for shares sold	9,859,382
Net variation margin on financial futures contracts	1,387,315
Interest receivable	2,023,154
Swap premium paid	3,967,712
Unrealized appreciation on swap contracts	175,909
Unrealized appreciation on forward currency contracts	21,800

Total assets	665,796,731

Liabilities
Due to Adviser	76,918
Due to bank cash denominated in foreign currencies (c)	162,440
Payables for:
Investments purchased	11,506,596
Reverse repurchase agreements	261,785,334
Shares redeemed	118
Unrealized depreciation on forward currency contracts	54,521
Unrealized depreciation on swap contracts	32,230
Swap premium received	4,062,295
Interest on reverse repurchase agreements	24,781
Accrued Expenses:
Management fees	59,910
Distribution and service fees - Class B	49,925
Administration fees	931
Custodian and accounting fees	29,928
Other expenses	60,431

Total liabilities	277,906,358

Net Assets	$387,890,373

Net Assets Represented by
Paid in surplus	$388,008,831
Accumulated net realized loss	(1,492,797)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(238,042)
Undistributed net investment income	1,612,381

Net Assets	$387,890,373

Net Assets
Class B	$387,890,373

Capital Shares Outstanding*
Class B	38,018,030
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $621,222,216.
(b)	Includes $15,475,898 of restricted cash pledged as collateral for open futures contracts.
(c)	Identified cost of cash denominated in foreign currencies was $(161,135).

Consolidated^ Statement of Operations

Period Ended June 30, 2011* (Unaudited)

Investment Income
Interest	$1,849,094

Total investment income	1,849,094

Expenses
Management fees	166,364
Administration fees	1,939
Custodian and accounting fees	29,928
Distribution and service fees - Class B	61,812
Audit and tax services	20,772
Legal	25,218
Trustees’ fees and expenses	5,708
Shareholder reporting	8,675
Insurance	474
Organizational expense	5,045
Miscellaneous	2,967

Total expenses	328,902
Less management fee waiver	(92,189)

Net expenses	236,713

Net investment income	1,612,381

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swaps Contracts and Foreign Currency transactions
Net realized gain (loss) on:
Investments	436,441
Futures contracts	(1,863,131)
Swap contracts	454,318
Foreign currency transactions	(520,425)

Net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(1,492,797)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,722,704)
Futures contracts	1,355,313
Swap contracts	143,679
Foreign currency transactions	(14,330)

Net change in unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(238,042)

Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions	(1,730,839)

Net Decrease in Net Assets from Operations	$(118,458)

*	Commencement of operations - 04/19/11. Shares first became available to investors through certain separate accounts on the SEC effective date which was 5/2/2011.

^See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

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AQR Global Risk Balanced Portfolio

Consolidated^ Statement of Changes in Net Assets

June 30, 2011

Period Ended June 30, 2011* (Unaudited)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,612,381
Net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(1,492,797)
Net change in unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(238,042)

Net decrease in net assets resulting from operations	(118,458)

Net increase in net assets from capital share transactions	388,008,831

Net Increase in Net Assets	387,890,373
Net assets at beginning of period	—

Net assets at end of period	$387,890,373

Undistributed net investment income at end of period	$1,612,381

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended June 30, 2011* (Unaudited)
	Shares	Value
Class B
Sales	39,028,969	$398,370,463
Redemptions	(1,010,939)	(10,361,632)

Net increase	38,018,030	$388,008,831

Increase derived from capital shares transactions		$388,008,831

*	Commencement of operations - 04/19/11. Shares first became available to investors through certain separate accounts on the SEC effective date which was 5/2/2011.

^See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Consolidated^ Statement of Cash Flows

June 30, 2011 (Unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	$(78,924)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(262,152,302)
Proceeds from disposition of investment securities	1,730,029
Sales of short-term investments securities, net	(359,141,793)
Treasury inflation index adjustments	(1,658,150)
Increase in interest receivable	(2,023,154)
Increase in receivables for securities sold	(11,365,068)
Increase in receivable for fund share sold	(9,859,382)
Increase in unrealized appreciation on swap contracts	(176,708)
Increase in swap premium paid	(3,967,712)
Increase in variation margin on financial futures contracts	(1,387,315)
Increase in unrealized appreciation on forward currency exchange contracts	(21,800)
Increase in payable for securities purchased	11,506,596
Increase in payable for fund shares redeemed	118
Increase in due to broker	162,440
Increase in swap premium received	4,062,295
Increase in unrealized depreciation on forward currency exchange contracts	54,521
Increase in unrealized depreciation on swap contracts	33,029
Increase in accrued expenses	238,509
Increase in interest on reverse repurchase agreements	24,781
Net change in unrealized depreciation on investments	863,723

Net cash used in operating activities	(633,156,267)

Cash flows from financing activities
Proceeds from shares sold	398,370,463
Payment for shares redeemed	(10,361,632)
Increase in reverse repurchase agreements	261,785,334

Net cash provided by financing activities	649,794,165

Net increase in cash	16,637,898

Cash
Beginning balance	$—

Ending Balance	$16,637,898

^See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Financial Highlights

Selected Per Share Data for the Period Ended:
	Class B
	Period Ended June 30, 2011(a) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.50
Net Realized / Unrealized Loss on Investments	(0.20)

Total From Investment Operations	0.30

Net Asset Value on SEC Effective Date, May 2, 2011	$10.30

Income from Investment Operations:
Net Investment Income(b)	0.08
Net Realized / Unrealized Loss on Investments	(0.18)

Total From Investment Operations	(0.10)

Net Asset Value, End of Period	$10.20

Total Return (%)	3.60	(c)
Total Return (%)	(1.54	)(d)
Ratio of Expenses to Average Net Assets (%)	1.33	*
Ratio of Net Expenses to Average Net Assets (%)(e)	0.96	*
Ratio of Net investment Income to Average Net Assets (%)	6.52	*
Portfolio Turnover Rate (%)	1.5
Net Assets, End of Period (in millions)	$387.9

*	Annualized
(a)	Commencement of operations—04/19/11. Shares first became available to investors through certain separate accounts on the SEC effective date which was 5/2/2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return for the period 04/19/11 to 05/02/11.
(d)	Total return for the period 05/02/11 to 06/30/11.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”) (commenced operations on April 19, 2011), which is non-diversified. The Portfolio’s shares first became available to investors through certain separate accounts on the SEC effective date which was May 2, 2011. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Generally, the Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Statement of Cash Flows and the Financial Highlights of the Portfolio includes the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2011	% of Net Assets at June 30, 2011

AQR Global Risk Balanced Portfolio, Ltd.	4/19/2011	$38,311,891	9.88%

3. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Significant Accounting Policies - continued

issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to

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AQR Global Risk Balanced Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Significant Accounting Policies - continued

extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with AQR Capital Management, LLC (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended June 30, 2011	% per annum	Average Daily Net Assets

$166,364	0.675%	First $250 Million

	0.650%	$250 Million to $750 Million

	0.625%	$750 Million to $1 Billion

	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 31, 2011. Also through July 31, 2011, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B

1.10%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2011 were as follows:

Purchases			Sales
Foreign			Foreign
U.S. Government	Government	Non Government	U.S. Government	Government	Non Government

$102,691,264	$159,461,037	$—	$1,730,029	$—	$—

6. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Investments in Derivative Instruments - continued

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to receive. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Total Return Swaps - Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation the Portfolio will receive a payment from or make a payment to the counterparty.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. For the period ended June 30, 2011, the Portfolio had an outstanding reverse repurchase agreement balance for 44 days. The average amount of borrowings was $11,630,167 and the weighted average interest rate was 0.61%.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Investments in Derivative Instruments - continued

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on swap contracts	$152,187	Unrealized depreciation on swap contracts	$—

	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	1,902,584

Equity	Unrealized appreciation on swap contracts	23,722	Unrealized depreciation on swap contracts	12,847

	Unrealized appreciation on futures contracts*	4,166,862	Unrealized depreciation on futures contracts*	—

Commodity	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	19,383

	Unrealized appreciation on futures contracts*	363,806	Unrealized depreciation on futures contracts*	1,272,791

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	21,800	Unrealized depreciation on forward foreign currency exchange contracts	54,521

Total		$4,728,377		$3,262,126

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the period ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Currency Exchange	Total

Foreign currency transactions	$—	$—	$—	$(1,755)	$(1,755)

Future contracts	109,934	(2,063,468)	90,403	—	(1,863,131)

Swap contracts	—	454,318	—	—	454,318

	$109,934	$(1,609,150)	$90,403	$(1,755)	$(1,410,568)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Foreign currency transactions	$—	$—	$—	$(32,721)	$(32,721)

Future contracts	(1,902,584)	4,166,882	(908,985)	—	1,355,313

Swap contracts	152,187	10,875	(19,383)	—	143,679

	$(1,750,397)	$4,177,757	$(928,368)	$(32,721)	$1,466,271

For the period ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional or Face Amount(a)	Interest Rate Risk	Equity Risk	Commodity Risk	Foreign Currency Risk

Foreign currency transactions	$—	$—	$—	$2,124,186
Future contracts	47,263,656	4,087	44,585	—
Swap contracts	33,604,123	104,771,739	76,058	—

(a)	Averages are based on activity levels during 2011.

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AQR Global Risk Balanced Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation

9/21/2011	Royal Bank of Scotland plc	360,000	EUR	$521,681	$515,563	$6,118

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

9/21/2011	Royal Bank of Scotland plc	440,000	EUR	$637,610	$626,817	$(10,793)

9/21/2011	Royal Bank of Scotland plc	100,000	EUR	144,911	143,864	(1,047)

9/21/2011	Royal Bank of Scotland plc	190,000	EUR	275,332	276,600	1,268

9/21/2011	Royal Bank of Scotland plc	340,000	EUR	492,699	485,187	(7,512)

9/21/2011	Royal Bank of Scotland plc	640,000	EUR	927,433	904,302	(23,131)

9/21/2011	Royal Bank of Scotland plc	180,000	GBP	288,944	296,027	7,083

9/21/2011	Royal Bank of Scotland plc	20,000	GBP	32,105	32,964	859

9/21/2011	Royal Bank of Scotland plc	200,000	GBP	321,049	327,521	6,472

9/21/2011	Royal Bank of Scotland plc	7,860,000	RUB	279,814	277,314	(2,500)

9/21/2011	Royal Bank of Scotland plc	3,000,000	RUB	106,800	106,130	(670)

9/21/2011	Royal Bank of Scotland plc	9,830,000	RUB	349,946	347,534	(2,412)

9/21/2011	Royal Bank of Scotland plc	12,070,000	RUB	429,689	423,233	(6,456)

Net Unrealized Depreciation						$(38,839)

EUR—Euro

GBP—British Pound

RUB—Russian Ruble

8. Futures Contracts

The futures contracts outstanding as of June 30, 2011, the description and unrealized appreciation/(depreciation) were as follows:

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)

10 Year Japanese Government Bond Futures	09/08/2011	36	$62,985,285	$62,951,212	$(34,073)

AEX Index Futures	07/15/2011	14	1,363,790	1,381,599	17,809

Aluminum Futures 3 Months	08/26/2011	1	64,066	63,068	(998)

Aluminum Futures 3 Months	09/09/2011	2	133,259	126,337	(6,922)

Aluminum HG Futures	09/21/2011	26	1,687,715	1,645,060	(42,655)

ASX SPI 200 Index Futures	09/15/2011	38	4,616,665	4,690,615	73,950

Australian 10 Year Treasury Bond Futures	09/15/2011	18	2,054,929	2,048,643	(6,286)

Brent Crude Oil Pent Fin Futures	07/13/2011	102	11,541,215	11,472,855	(68,360)

CAC 40 Index Futures	07/15/2011	99	5,504,496	5,721,756	217,260

Cattle Feeder Futures	08/25/2011	4	257,137	276,138	19,001

Cocoa Futures	09/15/2011	6	176,022	189,034	13,012

Coffee Futures	09/20/2011	7	687,464	697,200	9,736

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AQR Global Risk Balanced Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Futures Contracts - continued

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)

Copper Futures 3 Months	08/09/2011	1	$223,036	$235,679	$12,643

Copper Futures 3 Months	09/09/2011	1	226,320	235,754	9,434

Copper Lme Futures	09/21/2011	11	2,501,147	2,593,759	92,612

Corn Futures	09/14/2011	93	3,370,732	3,013,014	(357,718)

Cotton No. 2 Futuers	12/07/2011	17	1,097,773	1,007,982	(89,791)

DAX Index Futures	09/16/2011	18	4,679,506	4,830,754	151,248

European Gas Oil (Ice) Futures	07/11/2011	51	4,795,383	4,725,117	(70,266)

FTSE 100 Index Futures	09/16/2011	123	11,327,412	11,665,400	337,988

FTSE JSE TOP 40 Index Futures	09/15/2011	38	1,567,039	1,604,306	37,267

FTSE MIB Index Futures	09/16/2011	10	1,455,186	1,467,805	12,619

German Euro Bond Futures	09/08/2011	379	69,350,552	69,069,188	(281,364)

Gold 100 oz Futures	08/29/2011	13	1,981,252	1,953,617	(27,635)

Hang Seng China ENT Index Futures	07/28/2011	47	3,732,200	3,805,487	73,287

Hang Seng Index Futures	07/28/2011	10	1,414,261	1,440,907	26,646

Henry Hub Nat Gas Swap Futures	07/27/2011	182	2,071,687	1,990,080	(81,607)

IBEX 35 Index Futures	07/15/2011	13	1,882,663	1,939,576	56,913

Lead Futures	09/21/2011	5	315,472	336,009	20,537

Lead Futures 3 Months	09/09/2011	1	64,561	67,145	2,584

Lean HOGS Futures	08/12/2011	29	1,073,124	1,063,343	(9,781)

Live Cattle Futures	08/31/2011	37	1,599,849	1,640,837	40,988

MSCI Taiwan Index Futures	07/28/2011	79	2,304,985	2,339,832	34,847

Nickel Futures	09/21/2011	3	406,412	421,678	15,266

Nymex Heating Oil Pent Futures	07/28/2011	28	3,605,944	3,464,820	(141,124)

RBOB Gasoline Fin Futures	07/28/2011	28	3,468,595	3,491,750	23,155

Russell 2000 Mini Index Futures	09/16/2011	70	5,492,533	5,777,684	285,151

S&P 500 E Mini Index Futures	09/16/2011	918	58,411,893	60,379,736	1,967,843

S&P Midcap 400 E Mini Index Futures	09/16/2011	69	6,463,204	6,737,721	274,517

S&P TSE 60 Index Futures	09/15/2011	41	6,313,732	6,481,676	167,944

SGX CNX NIFTY Index Futures	07/28/2011	141	1,571,132	1,593,795	22,663

Silver Futures	09/28/2011	2	355,923	348,317	(7,606)

Soybean Futures	11/14/2011	25	1,699,954	1,617,450	(82,504)

Sugar Futures	09/30/2011	50	1,395,132	1,474,943	79,811

TOPIX Indes Futures	09/09/2011	105	10,640,762	11,049,692	408,930

U.S. Treasury Note 10 Year Futures	09/21/2011	697	86,191,547	85,262,147	(929,400)

UK Long Gilt Bond Futures	09/28/2011	122	23,768,338	23,552,914	(215,424)

Wheat Futures	09/14/2011	57	2,089,807	1,750,499	(339,308)

WTI Bullet Swap Financial Futures	07/19/2011	229	22,205,345	21,850,915	(354,430)

Zinc Futures	09/21/2011	7	395,345	413,811	18,466

Net Unrealized Appreciation					$1,376,875

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MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Futures Contracts - continued

Futures Contracts - Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)

Aluminum Futures 3 Months	08/26/2011	(1)	$(63,499)	$(63,071)	$428

Aluminum Futures 3 Months	09/09/2011	(2)	(132,490)	(126,357)	6,133

Copper Futures 3 Months	08/09/2011	(1)	(222,995)	(235,689)	(12,694)

Copper Futures 3 Months	09/09/2011	(1)	(223,495)	(235,764)	(12,269)

Lead Futures 3 Months	09/09/2011	(1)	(63,995)	(67,155)	(3,160)

Net Unrealized Depreciation					$(21,562)

9. Swap Agreements

Open Swap on Futures agreements at June 30, 2011 were as follows:

Counterparty	Underlying Reference Instrument	Maturity Date	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Merrill Lynch & Co., Inc.	10 Year Japanese Government Bond Futures	9/8/2011	JPY	43,000,000	$68,009	$—	$68,009

Merrill Lynch & Co., Inc.	10 Year U.S. Treasury Note Futures	9/21/2011	USD	582,000	9,420	—	9,420

Merrill Lynch & Co., Inc.	Euro Bund Futures	9/8/2011	EUR	318,000	64,687	—	64,687

Merrill Lynch & Co., Inc.	KOSPI 200 Index Futures	9/8/2011	KRW	12,500,000	8,903	—	8,903

Merrill Lynch & Co., Inc.	Long Gilt Futures	9/28/2011	GBP	100,000	10,071	—	10,071

Merrill Lynch & Co., Inc.	Russian Depositary Index—RDXUSD01 1ML	9/21/2011	USD	701	9,668	—	9,668

Merrill Lynch & Co., Inc.	San Paulo Stock Exchange Index Futures	8/17/2011	BRL	87	(12,847)	—	(12,847)

Merrill Lynch & Co., Inc.	Swiss Market Index Futures	9/16/2011	CHF	630	5,151	—	5,151

Barclays Bank plc	Wheat Futures	9/14/2011	USD	15,000	(19,383)		(19,383)

Total					$143,679	$—	$143,679

BRL—Brazilian Real

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

USD—United States Dollar

10. Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par Value

Barclays Bank plc	0.16%	6/15/2011	7/20/2011	$18,244,750	USD	18,244,750

Barclays Bank plc	0.16%	6/16/2011	7/20/2011	9,925,125	USD	9,925,125

Barclays Bank plc	0.14%	6/30/2011	7/20/2011	11,956,250	USD	11,956,250

Barclays Bank plc	1.00%	6/13/2011	7/20/2011	2,324,615	GBP	1,446,736

Barclays Bank plc	1.00%	6/15/2011	7/20/2011	29,182,465	GBP	18,161,853

20

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

10. Reverse Repurchase Agreements - continued

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par Value

Barclays Bank plc	1.00%	6/16/2011	7/20/2011	$4,675,258	GBP	2,909,670

Barclays Bank plc	1.00%	6/22/2011	7/20/2011	5,075,581	GBP	3,158,813

Barclays Bank plc	1.00%	6/30/2011	7/20/2011	6,068,606	GBP	3,776,827

Barclays Bank plc	1.00%	6/15/2011	7/20/2011	62,794,760	EUR	43,236,641

Barclays Bank plc	1.00%	6/24/2011	7/20/2011	20,797,712	EUR	14,320,036

Barclays Bank plc	1.00%	7/4/2011	7/20/2011	11,250,193	EUR	7,746,197

Greenwich Capital Markets, Inc.	0.15%	6/13/2011	7/20/2011	1,191,094	USD	1,191,094

Greenwich Capital Markets, Inc.	0.15%	6/15/2011	7/20/2011	36,747,838	USD	36,747,838

Greenwich Capital Markets, Inc.	0.15%	6/22/2011	7/20/2011	10,486,136	USD	10,486,136

Greenwich Capital Markets, Inc.	0.09%	6/27/2011	7/20/2011	9,329,159	USD	9,329,159

HSBC Holdings plc	0.15%	6/13/2011	7/20/2011	6,701,076	USD	6,701,076

Royal Bank of Scotland Group plc	0.59%	6/27/2011	7/20/2011	5,245,729	GBP	3,264,706

Royal Bank of Scotland Group plc	1.25%	6/29/2011	7/20/2011	9,788,987	EUR	6,740,099

Total						$209,343,006

EUR—Euro

GBP—British Pound

USD—United States Dollar

11. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

12. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

13. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

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MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

13. Recent Accounting Pronouncements - continued

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

22

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on February 14-15, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable investment sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Subadviser”, and collectively, the “Subadvisers”) for certain new series of the Trust, including the AQR Global Risk Balanced Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Subadvisers relating to each Portfolio, the Adviser and each Subadviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds if available, performance information for relevant benchmark indices, as applicable, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadvisers under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding fees and expenses, and other information provided by, or at the direction of, the Adviser and Subadvisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to approve the Agreements at the February meeting, the Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed initial approval of the Agreements. The Board also had previously received presentations from the Adviser with respect to the Managed Risk Portfolios at the August 3-4, 2010 and the November 9-10, 2010 Board meetings. The Board also further discussed the Managed Risk Portfolios with the Adviser on January 19, 2011, and received presentations regarding the Managed Risk Portfolios from the Subadvisers on January 26, 2011 and January 28, 2011 during which representatives of the Adviser and the Subadvisers responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Subadvisers; (2) the performance of comparable funds or accounts managed by the Subadvisers as compared to appropriate indices, to the extent available; (3) the Adviser’s and each of the Subadviser’s personnel and operations; (4) the financial condition of the Adviser and of the Subadvisers; (5) the level and method of computing each Portfolio’s proposed advisory and subadvisory fees; (6) the anticipated profitability of the Adviser under the Advisory Agreement and of the Subadvisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Subadvisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Subadvisers or their affiliates from the Adviser’s or Subadvisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser would have as investment adviser to the Portfolios, including the provision of investment advisory services to the MetLife Balanced Plus Portfolio, the selection of the Subadvisers for the other Portfolios and oversight of the Subadvisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the MetLife Balanced Plus Portfolio and of the personnel who would be overseeing the Subadvisers of the other Portfolios and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board also considered that an Investment Committee, consisting of investment professionals from across MetLife, will meet at least quarterly to review the asset allocations of the MetLife Balanced Plus Portfolio. The Board considered information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to each Portfolio. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year. The Board also took into consideration the quality of services the Adviser provided to other Portfolios of the Trust.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to

1 At the February 14-15, 2011 meeting, the Board also approved Agreements with respect to the AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio (together with the AQR Global Risk Balanced Portfolio, the “Managed Risk Portfolios”), Met/Franklin Low Duration Total Return Portfolio and T. Rowe Price Large Cap Value Portfolio.

24

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments to be provided to the Adviser by the Subadvisers in connection with marketing activities.

With respect to the services to be provided by the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information presented throughout the past year for those Subadvisers currently sub-advising existing Portfolios of the Trust. The Board considered each Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadviser’s investment and compliance personnel who would be providing services to the Portfolios. The Board also considered, among other things, each Subadviser’s compliance program and its disciplinary history, and its risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would be conducting regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Subadviser. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolios.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities would include the development and maintenance of an investment program for the applicable Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and by each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board took into account that the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio and MetLife Balanced Plus Portfolio utilize relatively unique investment strategies designed to manage volatility and noted the unavailability of comparable performance information for these types of strategies. With respect to the Pyramis® Government Income Portfolio, however, the Board considered the performance of a comparable fund managed by that Subadviser. The Board also considered the performance of other funds or accounts managed by the Subadvisers to the extent such information was relevant.

As discussed above with respect to the AQR Global Risk Balanced Portfolio, the Board noted that while no comparable performance data was available, the Board considered information that described how the Portfolio is designed to perform under a variety of market conditions.

Fees and expenses. The Board gave substantial consideration to the proposed management fees payable under the Advisory Agreement and the proposed subadvisory fees payable under each of the Sub-Advisory Agreements. In addition, the Independent Trustees reviewed a report prepared by Bobroff Consulting, Inc., an independent consultant (“Bobroff”), which analyzed the proposed fees to be paid by each Portfolio in light of fees paid to other investment managers by other somewhat comparable funds, as applicable, and the method of computing each Portfolio’s proposed fee. In addition, the Board considered each Portfolio’s proposed management fee and total expenses as compared to similarly situated investment companies underlying variable insurance products and retail funds deemed to be comparable to the Portfolio as determined by Bobroff. With respect to the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, and MetLife Balanced Plus Portfolio, the Board took into account the limited usefulness of the peer groups in which the Portfolios were included for comparative purposes. In comparing each Portfolio’s proposed management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the subadvisory fees for the Portfolios would be paid by the Adviser, not the Portfolios, out of the management fee. It was further noted that the Adviser negotiated such fee at arm’s length. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with each Portfolio, pursuant to which the Adviser would agree to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

The Board also compared the proposed subadvisory fee to be paid by the Adviser to the fees charged by each Subadviser to manage other funds and funds not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the AQR Global Risk Balanced Portfolio, the Board considered that, according to a report prepared by Bobroff, the Portfolio’s proposed management fee was below the median of the peer group. The Board further considered that the Portfolio’s estimated total expenses (exclusive of 12b-1 fees) were below the median of the peer group. The Board also noted that the Subadviser had agreed to waive its subadvisory

25

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

fee for the Portfolio’s first three months of operations, and that the Adviser had also agreed to waive a portion of its advisory fee equal to the amount of the subadvisory fee waiver for the Portfolio’s first three months of operations. After consideration of all relevant factors, the Board concluded that the proposed management and subadvisory fees were consistent with industry norms and were fair and reasonable in light of the services to be provided.

Profitability. The Board examined the anticipated profitability of the Adviser with respect to each Portfolio. With respect to the MetLife Balanced Plus Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”) in which the Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser would be the margin between the management fee that the Adviser would receive from the Portfolio and the portion of that fee the Adviser would pay to the Subadviser. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser, as well as considered the profitability of the insurance product, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement. The Board also considered that the Trust’s distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the product. The Board concluded after extensive discussions with management that the anticipated profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the anticipated profitability to the Subadvisers and their affiliates of their relationships with the Portfolios, the Board noted that the proposed subadvisory fees under the Sub-Advisory Agreements would be paid by the Adviser out of the management fee that it would receive under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. However, the Board placed more reliance on the fact that the Sub-Advisory Agreements were negotiated at arm’s length and that the proposed subadvisory fees would be paid by the Adviser than on the Subadvisers’ anticipated profitability.

Economies of scale. The Board also considered the probable effect of the Portfolios’ growth in size on their performance and fees. The Board noted that the proposed management and subadvisory fees each contained breakpoints that would reduce the fee rate above specified asset levels. The Board also took into account that the proposed subadvisory fees would be paid by the Adviser out of the management fees. The Board considered the fact that the Portfolios’ fee levels decline as portfolio assets increase. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the proposed advisory fee structure for the Portfolios, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the distributor for the Trust, and, as such, would receive payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that anticipated ancillary benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the anticipated costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services to be provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the initial approval of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Managed by Batterymarch Financial Management, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A shares of the Batterymarch Growth and Income Portfolio returned 5.09%, compared to its benchmark, the Standard & Poor’s (S&P) 500 Index1, which returned 6.02%.

Market Environment/Conditions

Despite a string of global macro shocks during the first quarter of 2011, including the Sendai earthquake and tsunami, increasing unrest in the Middle East and continuing concerns about European sovereign debt issues, U.S. stocks ended the quarter on a high note as investors became increasingly optimistic about a sustained U.S. economic recovery. Smaller stocks, generally earlier beneficiaries of economic recovery, led the pack with the Russell 2000 returning 7.94% for the quarter, followed by the Russell 1000 and S&P 500, which returned 6.24% and 5.92% respectively.

This positive note continued into the second calendar quarter on improving economic and company fundamentals. However, equities declined starting in early May as worries over the health of the global economy were reinvigorated and macro issues became more pervasive. Recurring concerns over peripheral European sovereign debt and global inflation, coupled with a slowdown in economic growth, an unanticipated rise in U.S. unemployment and a confirmed double dip in U.S. housing, led to investors shedding risky assets in favor of safer havens.

Markets staged a rally in the last week of June based on modestly positive economic data and the realization that the stronger countries of the euro zone could not allow Greece to default without risking contagion. Although the S&P 500’s four-day, 4.2% spike at the end of June was not enough to push the index into positive territory for the month, it did help for the quarter. The S&P 500 eked out a positive return for the second quarter of 0.10%.

Portfolio Review/Current Positioning

The Portfolio underperformed its benchmark for the period despite a positive first quarter. Relative performance thereafter was mixed, with the month of May being the most difficult.

Stock selection detracted from relative performance, especially in the Consumer Discretionary and Information Technology sectors. In the latter sector, non-benchmark holding Research in Motion which underperformed expectations due to a delay in new product introductions and stiff competition, and overweights to Cisco Systems, Inc. and Hewlett-Packard Co, were the leading detractors. All had double digit negative returns for the period, as did another detractor, non-benchmark holding, Arch Coal, Inc. Coal equities experienced a sharp correction, likely attributable to macro forces rather than underlying fundamentals.

Stock selection was strong in the Health Care and Consumer Staples sectors. In the former sector, the primary contributors were overweights to Humana Inc. and Aetna, Inc., which both returned in excess of 45% for the period. The Portfolio also benefited from owning Oil States International, Inc., a non benchmark name, and underweighting Goldman Sachs Group, Inc. which had a negative return for the period.

The impact of sector allocation bets was mixed, and benefited performance modestly overall, most notably as a result of an underweight to Financials. That sector was the only one posting a negative absolute return for the period.

We continue to be invested in high quality stocks that rank attractively relative to their peers across the dimensions of our stock selection model. At the end of the quarter sector allocations were close to the benchmark, with a modest underweight to Consumer Discretionary, Financials and Utilities and an overweight to Information Technology, Industrials and Materials.

Yu-Nien (Charles) Ko, CFA, Director and Senior Portfolio Manager

Stephen A. Lanzendorf, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager

Adam J. Petryk, Deputy Chief Investment Officer and Senior Portfolio Manager

Batterymarch Financial Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Exxon Mobil Corp.	3.7
Apple, Inc.	2.8
International Business Machines Corp.	2.5
Microsoft Corp.	2.4
Chevron Corp.	2.3
AT&T, Inc.	2.1
Intel Corp.	1.7
General Electric Co.	1.7
JPMorgan Chase & Co.	1.5
Procter & Gamble Co. (The)	1.5

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	23.1
Technology	14.2
Industrials	13.5
Energy	13.0
Financials	12.6
Communications	9.5
Cyclical	6.6
Basic Materials	5.1
Utilities	2.3
Cash & Equivalents	0.1

2

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Batterymarch Growth and Income Portfolio managed by

Batterymarch Financial Management, Inc. vs. S&P 500 Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year
Batterymarch Growth and Income Portfolio—Class A	5.09%	29.74%	2.11%	1.27%
S&P 500 Index[1]	6.02%	30.69%	2.94%	2.72%

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

Inception of Class A shares is 5/16/83. Index returns are based on an inception date of 5/16/83. On May 1, 2006, the assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the Portfolio. The historical performance prior to this period is the performance of the Portfolio’s predecessor insurance company separate account managed by an entity which became an affiliate of the Adviser in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account’s performance reflects all expenses, including Contract charges, since such charges were not separately stated from other account expenses. Subsequent to May 1, 2006, the Portfolio’s performance does not reflect Contract charges. If Contract charges had been excluded from the performance calculations, the performance numbers would have been higher. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.65%	$1,000.00	$1,050.90	$3.31
Hypothetical*	0.65%	1,000.00	1,021.57	3.26

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

4

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—99.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
General Dynamics Corp.	19,916	$1,484,140
Honeywell International, Inc.	14,666	873,947
Lockheed Martin Corp.	10,963	887,674
Northrop Grumman Corp. (a)	21,000	1,456,350
Raytheon Co	19,100	952,135
Textron, Inc. (a)	56,200	1,326,882
United Technologies Corp.	27,841	2,464,207

		9,445,335

Air Freight & Logistics—0.5%
United Parcel Service, Inc.—Class B	18,710	1,364,520

Automobiles—0.6%
Ford Motor Co*	108,700	1,498,973

Beverages—1.6%
Coca-Cola Co (The)	28,650	1,927,859
Coca-Cola Enterprises, Inc.	23,300	679,894
Constellation Brands, Inc.—Class A*	24,400	508,008
Dr Pepper Snapple Group, Inc. (a)	26,700	1,119,531

		4,235,292

Biotechnology—0.7%
Amgen, Inc.*	31,241	1,822,912

Capital Markets—0.3%
Raymond James Financial, Inc. (a)	22,000	707,300

Chemicals—2.5%
Dow Chemical Co (The)	29,600	1,065,600
EI du Pont de Nemours & Co	46,196	2,496,894
Mosaic Co. (The)	21,100	1,429,103
PPG Industries, Inc.	16,900	1,534,351

		6,525,948

Commercial Banks—3.0%
Bank of Hawaii Corp. (a)	14,100	655,932
BOK Financial Corp. (a)	7,000	383,390
KeyCorp.	208,400	1,735,972
PNC Financial Services Group, Inc.	18,291	1,090,327
U.S. BanCorp.	66,200	1,688,762
Wells Fargo & Co	87,184	2,446,383

		8,000,766

Commercial Services & Supplies—0.3%
RR Donnelley & Sons Co (a)	45,190	886,176

Security Description	Shares	Value

Communications Equipment—1.6%
Cisco Systems, Inc.	189,684	$2,960,967
Qualcomm, Inc.	23,252	1,320,481

		4,281,448

Computers & Peripherals—4.5%
Apple, Inc.*	21,942	7,365,271
Dell, Inc.*	62,504	1,041,942
Hewlett-Packard Co	95,856	3,489,158

		11,896,371

Consumer Finance—1.1%
Capital One Financial Corp.	20,100	1,038,567
Discover Financial Services	67,800	1,813,650

		2,852,217

Diversified Financial Services—3.1%
Bank of America Corp.	148,087	1,623,034
Citigroup, Inc.	39,832	1,658,605
JPMorgan Chase & Co.	97,093	3,974,987
NASDAQ OMX Group, Inc. (The)*	38,800	981,640

		8,238,266

Diversified Telecommunication Services—3.1%
AT&T, Inc.	177,383	5,571,600
Verizon Communications, Inc.	74,075	2,757,812

		8,329,412

Electric Utilities—0.9%
Exelon Corp.	35,260	1,510,538
Pinnacle West Capital Corp.	19,400	864,852

		2,375,390

Electronic Equipment, Instruments & Components—1.5%
Arrow Electronics, Inc.* (a)	24,000	996,000
Avnet, Inc.*	24,700	787,436
Corning, Inc.	73,482	1,333,698
Tech Data Corp.*	15,900	777,351

		3,894,485

Energy Equipment & Services—2.3%
Baker Hughes, Inc.	9,000	653,040
McDermott International, Inc.*	48,800	966,728
Nabors Industries, Ltd.*	26,100	643,104
Oil States International, Inc.* (a)	36,000	2,876,760
RPC, Inc. (a)	36,000	883,440

		6,023,072

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—2.8%
CVS Caremark Corp.	41,000	$1,540,780
Kroger Co (The)	42,700	1,058,960
Wal-Mart Stores Inc	49,495	2,630,164
Whole Foods Market, Inc.	33,200	2,106,540

		7,336,444

Food Products—2.8%
Archer-Daniels-Midland Co.	33,700	1,016,055
ConAgra Foods Inc	35,200	908,512
Corn Products International, Inc.	22,600	1,249,328
Dean Foods Co*	81,800	1,003,686
Hershey Co (The)	24,100	1,370,085
Hormel Foods Corp. (a)	27,800	828,718
Tyson Foods, Inc.—Class A	58,400	1,134,128

		7,510,512

Health Care Equipment & Supplies—0.9%
Baxter International, Inc.	27,300	1,629,537
Medtronic, Inc.	19,900	766,747

		2,396,284

Health Care Providers & Services—4.0%
Aetna, Inc.	42,500	1,873,825
Cardinal Health, Inc.	13,200	599,544
CIGNA Corp.	25,900	1,332,037
Health Net, Inc.*	25,900	831,131
Humana, Inc.	22,900	1,844,366
Medco Health Solutions, Inc.*	24,700	1,396,044
UnitedHealth Group, Inc.	54,275	2,799,505

		10,676,452

Hotels, Restaurants & Leisure—0.2%
Royal Caribbean Cruises, Ltd.*	12,000	451,680

Household Durables—0.6%
Tupperware Brands Corp. (a)	12,300	829,635
Whirlpool Corp. (a)	9,600	780,672

		1,610,307

Household Products—2.1%
Colgate-Palmolive Co	18,800	1,643,308
Procter & Gamble Co (The)	61,802	3,928,753

		5,572,061

Security Description	Shares	Value

Industrial Conglomerates—2.8%
3M Co	17,261	$1,637,206
General Electric Co	235,924	4,449,526
Tyco International, Ltd.	28,990	1,432,976

		7,519,708

Insurance—3.6%
ACE, Ltd.	19,000	1,250,580
Aflac, Inc.	24,200	1,129,656
Assurant, Inc.	54,900	1,991,223
Berkshire Hathaway, Inc.—Class B*	26,800	2,074,052
Hartford Financial Services Group, Inc. (The)	30,500	804,285
Principal Financial Group, Inc.	33,500	1,019,070
Travelers Cos, Inc. (The)	22,600	1,319,388

		9,588,254

Internet Software & Services—1.4%
Google, Inc.—Class A*	7,100	3,595,298

IT Services—4.1%
Accenture plc—Class A	14,200	857,964
CACI International, Inc.—Class A* (a)	9,300	586,644
International Business Machines Corp.	38,446	6,595,411
Lender Processing Services, Inc. (a)	25,700	537,387
Visa, Inc.—Class A	25,800	2,173,908

		10,751,314

Machinery—4.3%
AGCO Corp.*	25,500	1,258,680
Caterpillar, Inc.	20,900	2,225,014
Cummins, Inc.	7,600	786,524
Deere & Co	11,800	972,910
Eaton Corp.	23,600	1,214,220
Parker Hannifin Corp.	15,600	1,399,944
SPX Corp.	10,400	859,664
Terex Corp.* (a)	15,900	452,355
Timken Co. (The)	22,000	1,108,800
Trinity Industries, Inc.	15,200	530,176
Valmont Industries, Inc. (a)	5,300	510,867

		11,319,154

Media—2.1%
Comcast Corp.—Class A	64,804	1,642,133
DIRECTV—Class A*	23,800	1,209,516
News Corp.—Class A	60,400	1,069,080

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(continued)
Time Warner Cable, Inc.	11,050	$862,342
Viacom, Inc.—Class B	18,000	918,000

		5,701,071

Metals & Mining—1.7%
Cliffs Natural Resources, Inc.	10,800	998,460
Freeport-McMoRan Copper & Gold, Inc.	31,000	1,639,900
Walter Energy, Inc.	6,500	752,700
Yamana Gold, Inc.	92,650	1,077,520

		4,468,580

Multi-Utilities—1.4%
Alliant Energy Corp.	35,300	1,435,298
Integrys Energy Group, Inc. (a)	22,660	1,174,694
NiSource, Inc. (a)	57,500	1,164,375

		3,774,367

Multiline Retail—0.6%
Target Corp.	33,517	1,572,283

Oil, Gas & Consumable Fuels—11.1%
Apache Corp.	4,400	542,916
Arch Coal, Inc.	54,800	1,460,968
Chevron Corp.	59,679	6,137,388
ConocoPhillips	45,738	3,439,040
Exxon Mobil Corp.	119,454	9,721,167
Hess Corp.	17,200	1,285,872
Marathon Oil Corp.	28,800	1,517,184
Murphy Oil Corp.	22,300	1,464,218
Occidental Petroleum Corp.	11,016	1,146,105
Tesoro Corp.* (a)	42,300	969,093
Valero Energy Corp.	67,900	1,736,203

		29,420,154

Paper & Forest Products—0.9%
Domtar Corp.	17,000	1,610,240
International Paper Co	27,900	831,978

		2,442,218

Personal Products—0.5%
Avon Products, Inc.	46,400	1,299,200

Pharmaceuticals—6.8%
Abbott Laboratories	54,779	2,882,471
Bristol-Myers Squibb Co	61,900	1,792,624
Eli Lilly & Co	47,576	1,785,527
Endo Pharmaceuticals Holdings, Inc.*	43,600	1,751,412

Security Description	Shares	Value

Pharmaceuticals—(continued)
Johnson & Johnson	51,854	$3,449,328
Merck & Co, Inc.	83,604	2,950,385
Pfizer, Inc.	164,436	3,387,382

		17,999,129

Professional Services—0.2%
Manpower, Inc.	8,800	472,120

Real Estate Investment Trusts—1.0%
Apartment Investment & Management Co.—Class A	42,100	1,074,813
Host Hotels & Resorts, Inc.	93,700	1,588,215

		2,663,028

Road & Rail—1.2%
CSX Corp.	42,900	1,124,838
J.B. Hunt Transport Services, Inc. (a)	18,620	876,816
Ryder System, Inc.	22,700	1,290,495

		3,292,149

Semiconductors & Semiconductor Equipment—2.2%
Applied Materials, Inc.	66,900	870,369
Intel Corp.	202,129	4,479,179
Micron Technology, Inc.*	51,300	383,724

		5,733,272

Software—4.9%
Adobe Systems, Inc.*	27,600	868,020
Microsoft Corp.	243,480	6,330,480
Oracle Corp.	110,040	3,621,416
Symantec Corp.*	56,100	1,106,292
VMware, Inc.—Class A*	9,800	982,254

		12,908,462

Specialty Retail—2.4%
Advance Auto Parts, Inc. (a)	14,000	818,860
Aeropostale, Inc.* (a)	22,050	385,875
AutoZone, Inc.*	4,000	1,179,400
Home Depot, Inc. (The)	29,700	1,075,734
PetSmart, Inc.	23,200	1,052,584
Ross Stores, Inc.	17,400	1,394,088
Williams-Sonoma, Inc. (a)	13,100	478,019

		6,384,560

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Textiles, Apparel & Luxury Goods—0.7%
VF Corp.	10,900	$1,183,304
Warnaco Group, Inc. (The)* (a)	14,100	736,725

		1,920,029

Tobacco—0.8%
Lorillard, Inc.	11,000	1,197,570
Philip Morris International, Inc.	12,788	853,855

		2,051,425

Trading Companies & Distributors—0.3%
United Rentals, Inc.* (a)	26,800	680,720

Wireless Telecommunication Services—0.3%
Sprint Nextel Corp.*	147,700	796,103

Total Common Stocks (Cost $241,775,632)		264,284,221

Short-Term Investments—6.4%

Mutual Funds—6.3%
State Street Navigator Securities Lending Prime Portfolio (b)	16,558,815	16,558,815

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $229,000 on 07/01/11 collateralized by $240,000 Federal Home Loan Bank at 4.250% due 02/26/2029 with a value of $236,972.	$229,000	229,000

Total Short-Term Investments (Cost $16,787,815)		16,787,815

Total Investments—106.3% (Cost $258,563,447#)		281,072,036
Other Assets and Liabilities (net)—(6.3)%		(16,542,095)

Net Assets—100.0%		$264,529,941

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $258,563,447. The aggregate unrealized appreciation and depreciation of investments were $32,143,287 and $(9,634,698), respectively, resulting in net unrealized appreciation of $22,508,589 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $17,656,779 and the collateral received consisted of cash in the amount of $16,558,815 and non-cash collateral with a value of $1,181,194. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio's investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$264,284,221	$—	$—	$264,284,221
Short-Term Investments
Mutual Funds	16,558,815	—	—	16,558,815
Repurchase Agreement	—	229,000	—	229,000
Total Short-Term Investments	16,558,815	229,000	—	16,787,815
Total Investments	$280,843,036	$229,000	$—	$281,072,036

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$280,843,036
Repurchase Agreement	229,000
Cash	185
Receivable for shares sold	383
Dividends receivable	241,839
Receivable from Adviser	15,419

Total assets	281,329,862

Liabilities
Payables for:
Shares redeemed	25,811
Collateral for securities loaned	16,558,815
Accrued Expenses:
Management fees	138,071
Administration fees	1,595
Custodian and accounting fees	5,082
Deferred trustees’ fees	20,516
Other expenses	50,031

Total liabilities	16,799,921

Net Assets	$264,529,941

Net Assets Represented by
Paid in surplus	$280,262,124
Accumulated net realized loss	(39,724,475)
Unrealized appreciation on investments	22,508,589
Undistributed net investment income	1,483,703

Net Assets	$264,529,941

Net Assets
Class A	$264,529,941
Capital Shares Outstanding*
Class A	15,593,775
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $258,334,447.
(b)	Includes securities loaned at value of $17,656,779.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$2,526,055
Interest (b)	16,887

Total investment income	2,542,942

Expenses
Management fees	873,830
Administration fees	8,561
Custodian and accounting fees	15,334
Audit and tax services	15,704
Legal	20,801
Trustees' fees and expenses	15,868
Shareholder reporting	15,988
Insurance	209
Miscellaneous	2,956

Total expenses	969,251
Less expenses reimbursed by the Adviser	(95,421)
Less broker commission recapture	(7,216)

Net expenses	866,614

Net investment income	1,676,328

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	18,338,406

Net change in unrealized depreciation on investments	(6,536,155)

Net realized and unrealized gain on investments	11,802,251

Net Increase in Net Assets from Operations	$13,478,579

(a)	Net of foreign withholding taxes of $2,138.
(b)	Includes net income on securities loaned of $16,842.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase in Net Assets:
Operations
Net investment income	$1,676,328	$3,742,705
Net realized gain on investments	18,338,406	11,628,959
Net change in unrealized appreciation (depreciation) on investments	(6,536,155)	17,509,323

Net increase in net assets resulting from operations	13,478,579	32,880,987

Distributions to Shareholders
From net investment income
Class A	(3,902,055)	(3,680,736)

Net decrease in net assets resulting from distributions	(3,902,055)	(3,680,736)

Net decrease in net assets from capital share transactions	(11,840,487)	(24,126,017)

Net Increase in Net Assets	(2,263,963)	5,074,234
Net assets at beginning of period	266,793,904	261,719,670

Net assets at end of period	$264,529,941	$266,793,904

Undistributed net investment income at end of period	$1,483,703	$3,709,430

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	46,588	$806,630	28,656	$431,847
Reinvestments	226,732	3,902,055	236,096	3,680,736
Redemptions	(974,519)	(16,549,172)	(1,911,242)	(28,238,600)

Net decrease	(701,199)	$(11,840,487)	(1,646,490)	$(24,126,017)

Decrease derived from capital shares transactions		$(11,840,487)		$(24,126,017)

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$16.37		$14.59	$12.27	$22.52	$22.56	$20.73

Income (Loss) from Investment Operations
Net Investment Income(a)	0.11		0.22	0.20	0.26	0.24	0.19
Net Realized and Unrealized Gain (Loss) on Investment Activity	0.73		1.77	2.40	(7.61)	1.50	1.64

Total From Investment Operations	0.84		1.99	2.60	(7.35)	1.74	1.83

Less Distributions
Distributions from Net Investment Income	(0.25)		(0.21)	(0.28)	(0.26)	(0.20)	—
Distributions from Net Realized Capital Gains	—		—	—	(2.64)	(1.58)	—

Total Distributions	(0.25)		(0.21)	(0.28)	(2.90)	(1.78)	—

Net Asset Value, End of Period	$16.96		$16.37	$14.59	$12.27	$22.52	$22.56

Total Return (%)	5.09		13.71	21.90	(36.87)	7.85	8.83

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.72	*	0.73	0.73	0.69	0.71	0.72	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.65	*	0.65	0.65	0.65	0.65	0.65	*
Ratio of Net Investment Income to Average Net Assets (%)	1.25	*	1.47	1.59	1.52	1.06	1.32	*
Portfolio Turnover Rate (%)	37.8		65.1	73.7	69.2	81.4	63.6
Net Assets, End of Period (in millions)	$264.5		$266.8	$261.7	$239.1	$440.3	$483.0

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Batterymarch Growth and Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A Shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees’ compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending

14

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Batterymarch Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$873,830	0.65%	First $500 Million

	0.55%	$500 Million to $1 Billion

	0.50%	$1 Billion to $1.5 Billion

	0.45%	$1.5 Billion to $2 Billion

	0.40%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

15

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement for the Portfolio is permanent. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2006	2007	2008	2009	2010	2011
		Subject to Repayment until December 31,
Class A Expense Ratio	Average Daily Net Assets	2011	2012	2013	2014	2015	2016

0.65%	First $500 Million	$226,089	$223,355	$139,303	$172,848	$197,726	$95,421

0.55%	$500 Million to $1 Billion

0.50%	$1 Billion to $1.5 Billion

0.45%	$1.5 Billion to $2 Billion

0.40%	Over $2 Billion

The expenses reimbursed for the six months ended June 30, 2011 are shown as expenses reimbursed by the Adviser in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of June 30, 2011, there was $1,054,742 in expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$102,740,861	$—	$116,804,320

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

16

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$3,680,736	$5,218,829	$—	$—	$3,680,736	$5,218,829

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$3,899,487	$—	$26,468,104	$(55,659,996)	$(25,292,405)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$41,472,101	$14,187,895	$55,659,996

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for

17

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Recent Accounting Pronouncements - continued

measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

18

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

Performance

Since its May 2, 2011 inception, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned -1.00% compared to the -1.53% return of its primary index, the Dow Jones Moderate Index1.

Market Environment/Conditions

Recoveries following financial crises tend to be bumpy and slow, characterized by a “two-steps-forward, one-step-back” process. This recovery has been no exception. Global growth has clearly slowed, especially in the US, where preliminary estimates suggest that Gross Domestic Product (GDP) expanded at a less-than-2% pace in the first half of the year. In normal circumstances, 2% growth would not be so bad, but when employment still remains seven million below its pre-recession peak and the output gap is close to 6% of GDP, it is a difficult outcome. Given the depth of the recession, if this had been a “normal recovery,” growth should have averaged 6% over the past two years. In actuality, it has averaged less than half of that. The US economy now finds itself at a critical juncture. Since 1960, every time year-over-year GDP growth fell below 2%, a recession ensued. Despite the flurry of weak economic data, we do not think a recession is in the cards and believe the foundation for recovery remains in place.

The sovereign debt crisis in peripheral Europe clearly requires careful attention. As was the case last year, it will be critical to watch whether sovereign stress leads to banking stress. Any material increase in bank funding costs, especially in core Europe, would be a serious source of concern since it would suggest that the firewall policymakers have put up around the weaker European members is not holding.

Portfolio Review/Current Positioning

A large sell-off in risk assets began in May, which happened to be the inception of the Portfolio, and continued into June. Bond yields moved lower and bond prices correspondingly rose, as risk aversion returned to markets. In this environment, fixed income exchange traded funds (ETFs) tended to outperform equity ETFs. The Portfolio took a tactical bet on the 7- to-10-year portion of the US Treasury yield curve in the month of May by investing in the iShares Barclays 7-10 Year Treasury Bond Fund, which returned 2.24% in May before the position was liquidated. The Portfolio had broader exposure to US fixed income through its position in the iShares Barclays Aggregate Bond Fund (AGG), which returned 2.19% for the two month period. The strategy also added exposure to investment grade credit in June, buying the iShares iBoxx $ Investment Grade Corporate Bond Fund (LQD) on softness following positive performance in May.

The Portfolio’s international dividend strategy underperformed relative to the MSCI EAFE Index over the May to June period due to its exposure to European and Australian equities. Specifically, the iShares Dow Jones International Select Dividend Index Fund (IDV) lost 3.55% in June and was down 6.66% for the May to June period. Notably, the Portfolio’s US-focused dividend strategy, through its investment in the Vanguard Dividend Appreciation ETF (VIG), although still negative, held up better relative to both IDV and the S&P 500 Index over the same period. The Portfolio’s emerging Europe strategy’s exposure to SPDR S&P Emerging Europe ETF (GUR) returned -10.71% for the May to June period. However, this strategy accounted for less than 1% of total Portfolio assets as of June 30, 2011.

As of June 30, 2011, the Portfolio positioning is balanced, with broadly neutral weightings to both equity (60%) and fixed income (40%). Within equities, the Portfolio has a bias toward US large-cap stocks, with underweight positions in international developed large-caps and US small-caps. The Portfolio was roughly 10% overweight (36.7% vs. a normal weighting of 26.1%) in US large-cap stocks and 5% underweight in international developed large-caps relative to its long-term strategic asset allocation mix. At period end, we favored equities paying high dividends in this slow growth environment. We also saw opportunity in German and Swedish equity markets and have added Portfolio exposures to these markets. With regard to fixed income, the Portfolio remained neutral, with valuations at fair levels and overall steady performance across the risk spectrum. That said, the Portfolio had an overweight position in high yield bonds, with a slight underweight in core bonds.

The interest rate swap component of the Portfolio returned 0.50% to the Portfolio over the performance period. The swap benefited from a decline in the 10 year interest rate from 3.28% at the end of April to 3.16% at the end of June. This movement was largely driven by market concerns over a soft patch in US economic data.

From a regional perspective, the Portfolio was overweight in the US relative to international markets, and also had an allocation outside of the blended benchmark in emerging market equities. The Portfolio remained slightly underweight in both developed Europe and the Asia-Pacific Basin.

The volatility in the Portfolio stayed within the tolerance bands as dictated by our internal proprietary risk model. The volatility trigger was not activated over the May to June period.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views

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Managed By BlackRock Financial Management, Inc.

Portfolio Manager Commentary* (continued)

expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
iShares Barclays Aggregate Bond Fund	27.3
iShares MSCI EAFE Index Fund	17.0
iShares Russell 3000 Index Fund	14.8
SPDR S&P 500 ETF Trust	14.6
Fixed Income Clearing Corp.	14.5
iShares iBoxx Investment Grade Corporate Bond Fund	4.4
iShares iBoxx $ High Yield Corporate Bond Fund	3.9
Technology Select Sector SPDR Fund	2.0
Vanguard Dividend Appreciation Index Fund	2.0
Vanguard REIT ETF	1.9

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BlackRock Global Tactical Strategies Portfolio

BlackRock Global Tactical Strategies Portfolio managed by
BlackRock Financial Management, Inc. vs. Dow Jones Moderate Index1

Cumulative Return[2] (for the period ended June 30, 2011)
Since Inception[3]
BlackRock Global Tactical Strategies Portfolio—Class B	-1.00%
Dow Jones Moderate Index[1]	-1.53%

1The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2“Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 5/2/11. Index returns are based on an inception date of 5/2/11.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 2, 2011 through June 30, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 2, 2011**	Ending Account Value June 30, 2011	Expenses Paid During Period*** May 2, 2011 to June 30, 2011

Class B(a)(b)
Actual	0.69%	$1,000.00	$990.00	$1.15
Hypothetical*	0.69%	1,000.00	1,007.20	1.16

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Commencement of operations—May 2, 2011.

*** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent two month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (60 days) in the most recent fiscal period, divided by 365 (to reflect the two month period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Investment Company Securities—93.0% of Net Assets

Security Description	Par Amount	Value

Energy Select Sector SPDR Fund	$178,122	$13,421,493
iShares Barclays Aggregate Bond Fund (a)	1,748,594	186,522,522
iShares Dow Jones EPAC Select Dividend Index Fund (a)	331,358	11,799,658
iShares iBoxx $ High Yield Corporate Bond Fund (a)	291,735	26,638,323
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	270,713	29,813,623
iShares MSCI EAFE Index Fund (a)	1,930,550	116,103,277
iShares MSCI Sweden Index Fund (a)	212,261	6,745,655
iShares Russell 3000 Index Fund (a)	934,598	74,104,275
iShares S&P 100 Index Fund (a)	204,661	12,021,787
Market Vectors Agribusiness ETF	246,857	13,278,438
SPDR S&P 500 ETF Trust	753,865	99,487,564
SPDR S&P Emerging Europe ETF	103,140	5,319,961
Technology Select Sector SPDR Fund	521,156	13,393,709
Vanguard Dividend Appreciation Index Fund	238,828	13,371,980
Vanguard REIT ETF	220,737	13,266,294

Total Investment Company Securities (Cost $632,316,221)		635,288,559

Short-Term Investment—14.5%
Security Description	Par Amount	Value

Repurchase Agreement—14.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $99,396,028 on 07/01/11 collateralized by $99,175,000 Federal Farm Credit Bank at 1.875% due 12/07/12 with a value of $101,386,493. (Cost—$99,396,000)	$99,396,000	$99,396,000

Total Short-Term Investments (Cost $99,396,000)		99,396,000

Total Investments—107.5% (Cost $731,712,221#)		734,684,559
Other Assets and Liabilities (net)—(7.5)%		(51,526,941)

Net Assets—100.0%		$683,157,618

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $731,712,221. The aggregate unrealized appreciation and depreciation of investments were $4,383,977 and $(1,411,639), respectively, resulting in net unrealized appreciation of $2,972,338 for federal income tax purposes.
(a)	Affiliated issuer

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period from May 2, 2011 (commencement of operations) through June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$635,288,559	$—	$—	$635,288,559
Total Short-Term Investments*	—	99,396,000	—	99,396,000
Total Investments	$635,288,559	$99,396,000	$—	$734,684,559

SWAP Contracts**
Interest Rate Swap Appreciation	$74,925	$—	$—	$74,925
Interest Rate Swap (Depreciation)	(1,262,786)			(1,262,786)
Total SWAP Contracts	$(1,187,861)	$—	$—	$(1,187,861)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$635,288,559
Repurchase Agreement	99,396,000
Cash	330
Receivable for shares sold	18,281,865
Dividends receivable	265,573
Interest receivable	28
Swap interest receivable	342,807
Unrealized appreciation on swap contracts	74,925

Total assets	753,650,087

Liabilities
Due to Adviser	21,636
Payables for:
Investments purchased	68,937,636
Shares redeemed	269
Unrealized depreciation on swap contracts	1,262,786
Swap interest	27,812
Accrued Expenses:
Management fees	102,989
Distribution and service fees - Class B	85,824
Administration fees	2,211
Custodian and accounting fees	5,856
Other expenses	45,450

Total liabilities	70,492,469

Net Assets	$683,157,618

Net Assets Represented by
Paid in surplus	$678,210,548
Accumulated net realized gain	686,822
Unrealized appreciation on investments and swap contracts	1,784,477
Undistributed net investment income	2,475,771

Net Assets	$683,157,618
Net Assets
Class B	$683,157,618
Capital Shares Outstanding*
Class B	68,992,263
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $632,316,221.

Statement of Operations

Period Ended June 30, 2011* (Unaudited)

Investment Income
Dividends from Underlying ETFs	$2,261,205
Dividends	502,048
Interest	932

Total investment income	2,764,185

Expenses
Management fees	312,837
Administration fees	2,636
Custodian and accounting fees	5,856
Distribution and service fees - Class B	103,790
Audit and tax services	16,360
Legal	19,585
Trustees’ fees and expenses	4,770
Shareholder reporting	7,249
Insurance	396
Organizational expense	1,122
Miscellaneous	2,102

Total expenses	476,703
Less management fee waiver	(188,289)

Net expenses	288,414

Net investment income	2,475,771

Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain on:
Investments	371,827
Swap contracts	314,995

Net realized gain on investments and swap contracts	686,822

Net change in unrealized appreciation (depreciation) on:
Investments	2,972,338
Swap contracts	(1,187,861)

Net change in unrealized appreciation on investments and swap contracts	1,784,477

Net realized and unrealized gain on investments and swap contracts	2,471,299

Net Increase in Net Assets from Operations	$4,947,070

*	Commencement of operations—5/2/2011.

See accompanying notes to financial statements.

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Statement of Changes in Net Assets

June 30, 2011

Period Ended June 30, 2011* (Unaudited)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,475,771
Net realized gain on investments and swap contracts	686,822
Net change in unrealized appreciation on investments and swap contracts	1,784,477

Net increase in net assets resulting from operations	4,947,070

Net increase in net assets from capital share transactions	678,210,548

Net Increase in Net Assets	683,157,618

Net assets at end of period	$683,157,618

Undistributed net investment income at end of period	$2,475,771

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended June 30, 2011* (Unaudited)
	Shares	Value
Class B
Sales	70,002,275	$688,058,111
Redemptions	(1,010,012)	(9,847,563)

Net increase	68,992,263	$678,210,548

Increase derived from capital shares transactions		$678,210,548

*	Commencement of operations—5/2/2011.

See accompanying notes to financial statements.

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BlackRock Global Tactical Strategies Portfolio

Financial Highlights

Selected per share data
	Class B
	Period Ended June 30, 2011(b) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.10
Net Realized and Unrealized gain on Investments	(0.20)

Total From Investment Operations	(0.10)

Net Asset Value, End of Period	$9.90

Total Return (%)	(1.00)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.15	*
Ratio of Net Expenses to Average Net Assets (%)(c)(d)	0.69	*
Ratio of Net Investment Income to Average Net Assets (%)(e)	5.77	*
Portfolio Turnover Rate (%)	9.0
Net Assets, End of Period (in millions)	$683.2

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—5/2/2011.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchanged traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For more information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for the Underlying ETFs.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement BlackRock Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended June 30, 2011	% per annum	Average Daily Net Assets

$312,837	0.800%	First $100 Million

	0.750%	$100 Million to $300 Million

	0.700%	$300 Million to $600 Million

	0.675%	$600 Million to $1 Billion

	0.650%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 31, 2011. Also through July 31, 2011, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying ETFs fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B

1.15%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$669,996,697	$—	$38,052,303

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to receive. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Interest Rate Swaps - The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by maintaining a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on swap contracts	$74,925	Unrealized depreciation on swap contracts	$1,262,786

Transactions in derivative instruments during the period ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate

Swap contracts	$314,995

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Swap contracts	$(1,187,861)

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

For the period ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional Amounts or Face Amount(a)	Interest Rate Risk

Swap contracts	12,126,667

(a)	Averages are based on daily activity levels during 2011.

6. Swap Agreements

Open interest rate swap agreements at June 30, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Pay	IRS USD 3ML	3.190%	5/19/2021	Deutsche Bank AG	USD	6,000,000	$(25,172)	$—	$(25,172)

Pay	IRS USD 3ML	3.263%	5/23/2021	Deutsche Bank AG	USD	8,000,000	15,569	—	15,569

Pay	IRS USD 3ML	3.223%	5/25/2021	Deutsche Bank AG	USD	7,500,000	(12,202)	—	(12,202)

Pay	IRS USD 3ML	3.218%	5/27/2021	Deutsche Bank AG	USD	10,400,000	(21,941)	—	(21,941)

Pay	IRS USD 3ML	3.158%	6/1/2021	Deutsche Bank AG	USD	10,000,000	(75,450)	—	(75,450)

Pay	IRS USD 3ML	3.073%	6/3/2021	Deutsche Bank AG	USD	15,000,000	(226,499)	—	(226,499)

Pay	IRS USD 3ML	3.134%	6/9/2021	Deutsche Bank AG	USD	19,000,000	(188,639)	—	(188,639)

Pay	IRS USD 3ML	3.361%	5/4/2021	Deutsche Bank AG	USD	3,000,000	33,521	—	33,521

Pay	IRS USD 3ML	3.264%	5/9/2021	Deutsche Bank AG	USD	2,000,000	5,048	—	5,048

Pay	IRS USD 3ML	3.230%	5/11/2021	Deutsche Bank AG	USD	3,000,000	(1,281)	—	(1,281)

Pay	IRS USD 3ML	3.249%	5/13/2021	Deutsche Bank AG	USD	5,000,000	5,833	—	5,833

Pay	IRS USD 3ML	3.266%	5/17/2021	Deutsche Bank AG	USD	6,000,000	14,954	—	14,954

Pay	IRS USD 3ML	3.198%	6/16/2021	Deutsche Bank AG	USD	25,000,000	(112,039)	—	(112,039)

Pay	IRS USD 3ML	3.122%	6/23/2021	Deutsche Bank AG	USD	30,000,000	(342,907)	—	(342,907)

Pay	IRS USD 3ML	3.161%	6/30/2021	Deutsche Bank AG	USD	32,000,000	(256,656)	—	(256,656)

Total							$(1,187,861)	$—	$(1,187,861)

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the period from May 2, 2011 (commencement of operations) through June 30, 2011 were as follows:

Underlying ETF	Number of shares held at May 2, 2011*	Shares purchased	Shares sold	Number of shares held at June 30, 2011

iShares Barclays 7-10 Year Treasury Bond Fund	—	315,459	(315,459)	—

iShares Barclays Aggregate Bond Fund	—	1,748,594	—	1,748,594

iShares Barclays TIPS Bond Fund	—	67,762	(67,762)	—

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Transactions in Securities of Affiliated Issuers - continued

Underlying ETF	Number of shares held at May 2, 2011*	Shares purchased	Shares sold	Number of shares held at June 30, 2011

iShares Dow Jones EPAC Select Dividend Index Fund	—	331,358	—	331,358

iShares iBoxx $ High Yield Corporate Bond Fund	—	291,735	—	291,735

iShares iBoxx $ Investment Grade Corporate Bond Fund	—	270,713	—	270,713

iShares MSCI EAFE Index Fund	—	1,930,550	—	1,930,550

iShares MSCI Sweden Index Fund	—	212,261	—	212,261

iShares Russell 3000 Index Fund	—	934,598	—	934,598

iShares S&P 100 Index Fund	—	204,661	—	204,661

Underlying ETF	Net Realized Gain/(Loss) on sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend income from Underlying ETFs	Ending Value as of June 30, 2011

iShares Barclays 7-10 Year Treasury Bond Fund	$379,857	$—	$51,071	$—

iShares Barclays Aggregate Bond Fund	—	—	149,886	186,522,522

iShares Barclays TIPS Bond Fund	(8,030)	—	42,271	—

iShares Dow Jones EPAC Select Dividend Index Fund	—	—	194,841	11,799,658

iShares iBoxx $ High Yield Corporate Bond Fund	—	—	6,872	26,638,323

iShares iBoxx $ Investment Grade Corporate Bond Fund	—	—	25,627	29,813,623

iShares MSCI EAFE Index Fund	—	—	1,763,768	116,103,277

iShares MSCI Sweden Index Fund	—	—	—	6,745,655

iShares Russell 3000 Index Fund	—	—	—	74,104,275

iShares S&P 100 Index Fund	—	—	26,869	12,021,787

	$371,827	$—	$2,261,205	$463,749,120

*	Commencement of operations.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio or the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio or the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit risk consist principally of cash due from counterparties and investments.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

10. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on February 14-15, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable investment sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Subadviser”, and collectively, the “Subadvisers”) for certain new series of the Trust, including the BlackRock Global Tactical Strategies Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Subadvisers relating to each Portfolio, the Adviser and each Subadviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds if available, performance information for relevant benchmark indices, as applicable, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadvisers under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding fees and expenses, and other information provided by, or at the direction of, the Adviser and Subadvisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to approve the Agreements at the February meeting, the Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed initial approval of the Agreements. The Board also had previously received presentations from the Adviser with respect to the Managed Risk Portfolios at the August 3-4, 2010 and the November 9-10, 2010 Board meetings. The Board also further discussed the Managed Risk Portfolios with the Adviser on January 19, 2011, and received presentations regarding the Managed Risk Portfolios from the Subadvisers on January 26, 2011 and January 28, 2011 during which representatives of the Adviser and the Subadvisers responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Subadvisers; (2) the performance of comparable funds or accounts managed by the Subadvisers as compared to appropriate indices, to the extent available; (3) the Adviser’s and each of the Subadviser’s personnel and operations; (4) the financial condition of the Adviser and of the Subadvisers; (5) the level and method of computing each Portfolio’s proposed advisory and subadvisory fees; (6) the anticipated profitability of the Adviser under the Advisory Agreement and of the Subadvisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Subadvisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Subadvisers or their affiliates from the Adviser’s or Subadvisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser would have as investment adviser to the Portfolios, including the provision of investment advisory services to the MetLife Balanced Plus Portfolio, the selection of the Subadvisers for the other Portfolios and oversight of the Subadvisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the MetLife Balanced Plus Portfolio and of the personnel who would be overseeing the Subadvisers of the other Portfolios and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board also considered that an Investment Committee, consisting of investment professionals from across MetLife, will meet at least quarterly to review the asset allocations of the MetLife Balanced Plus Portfolio.

The Board considered information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to each Portfolio. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year. The Board also took into consideration the quality of services the Adviser provided to other Portfolios of the Trust.

1 At the February 14-15, 2011 meeting, the Board also approved Agreements with respect to the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio (together with the BlackRock Global Tactical Strategies Portfolio, the “Managed Risk Portfolios”), Met/Franklin Low Duration Total Return Portfolio and the T. Rowe Price Large Cap Value Portfolio.

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Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments to be provided to the Adviser by the Subadvisers in connection with marketing activities.

With respect to the services to be provided by the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information presented throughout the past year for those Subadvisers currently sub-advising existing Portfolios of the Trust. The Board considered each Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadviser’s investment and compliance personnel who would be providing services to the Portfolios. The Board also considered, among other things, each Subadviser’s compliance program and its disciplinary history, and its risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would be conducting regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Subadviser. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolios.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities would include the development and maintenance of an investment program for the applicable Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and by each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board took into account that the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio and MetLife Balanced Plus Portfolio utilize relatively unique investment strategies designed to manage volatility and noted the unavailability of comparable performance information for these types of strategies. With respect to the Pyramis® Government Income Portfolio, however, the Board considered the performance of a comparable fund managed by that Subadviser. The Board also considered the performance of other funds or accounts managed by the Subadvisers to the extent such information was relevant.

As discussed above with respect to the BlackRock Global Tactical Strategies Portfolio, the Board noted that while no comparable performance data was available, the Board considered information that described how the Portfolio is designed to perform under a variety of market conditions.

Fees and expenses. The Board gave substantial consideration to the proposed management fees payable under the Advisory Agreement and the proposed subadvisory fees payable under each of the Sub-Advisory Agreements. In addition, the Independent Trustees reviewed a report prepared by Bobroff Consulting, Inc., an independent consultant (“Bobroff”), which analyzed the proposed fees to be paid by each Portfolio in light of fees paid to other investment managers by other somewhat comparable funds, as applicable, and the method of computing each Portfolio’s proposed fee. In addition, the Board considered each Portfolio’s proposed management fee and total expenses as compared to similarly situated investment companies underlying variable insurance products and retail funds deemed to be comparable to the Portfolio as determined by Bobroff. With respect to the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, and MetLife Balanced Plus Portfolio, the Board took into account the limited usefulness of the peer groups in which the Portfolios were included for comparative purposes. In comparing each Portfolio’s proposed management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the subadvisory fees for the Portfolios would be paid by the Adviser, not the Portfolios, out of the management fee. It was further noted that the Adviser negotiated such fee at arm’s length. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with each Portfolio, pursuant to which the Adviser would agree to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

The Board also compared the proposed subadvisory fee to be paid by the Adviser to the fees charged by each Subadviser to manage other funds and funds not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

20

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the BlackRock Global Tactical Strategies Portfolio, the Board considered that, according to a report prepared by Bobroff, the Portfolio’s proposed management fee was below the median of the peer group. The Board further considered that the Portfolio’s estimated total expenses (exclusive of 12b-1 fees) were above the median of the peer group. The Board took into account’s management discussion of the Portfolio’s estimated expenses. The Board also noted that the Subadviser had agreed to waive its subadvisory fee for the Portfolio’s first three months of operations, and that the Adviser had also agreed to waive a portion of its advisory fee equal to the amount of the subadvisory fee waiver for the Portfolio’s first three months of operations. After consideration of all relevant factors, the Board concluded that the proposed management and subadvisory fees were consistent with industry norms and were fair and reasonable in light of the services to be provided.

Profitability. The Board examined the anticipated profitability of the Adviser with respect to each Portfolio. With respect to the MetLife Balanced Plus Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”) in which the Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser would be the margin between the management fee that the Adviser would receive from the Portfolio and the portion of that fee the Adviser would pay to the Subadviser. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser, as well as considered the profitability of the insurance product, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement. The Board also considered that the Trust’s distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the product. The Board concluded after extensive discussions with management that the anticipated profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the anticipated profitability to the Subadvisers and their affiliates of their relationships with the Portfolios, the Board noted that the proposed subadvisory fees under the Sub-Advisory Agreements would be paid by the Adviser out of the management fee that it would receive under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. However, the Board placed more reliance on the fact that the Sub-Advisory Agreements were negotiated at arm’s length and that the proposed subadvisory fees would be paid by the Adviser than on the Subadvisers’ anticipated profitability.

Economies of scale. The Board also considered the probable effect of the Portfolios’ growth in size on their performance and fees. The Board noted that the proposed management and subadvisory fees each contained breakpoints that would reduce the fee rate above specified asset levels. The Board also took into account that the proposed subadvisory fees would be paid by the Adviser out of the management fees. The Board considered the fact that the Portfolios’ fee levels decline as portfolio assets increase. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the proposed advisory fee structure for the Portfolios, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the distributor for the Trust, and, as such, would receive payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that anticipated ancillary benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the anticipated costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services to be provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the BlackRock Global Tactical Strategies Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the initial approval of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information

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MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

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MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the BlackRock High Yield Portfolio returned 4.10% and 4.07%, respectively, compared to its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index1, which returned 4.98%.

Market Environment/Conditions

The high yield market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, returned 4.98% in the first half of 2011, finishing as one of the top-performing fixed income sectors. Leveraged credit advanced through May, but corrected in June in sympathy with macroeconomic-related anxiety in global markets. Despite a backdrop of increased volatility, a combination of accommodative Federal Reserve policy and strong technicals coupled with improving credit conditions continued to support high yield assets.

Similar to 2010, strengthening credit trends persisted as high yield issuers further improved leverage characteristics, resulting in the number of issuer rating upgrades outpacing downgrades. A vibrant primary market priced $182 billion worth of high yield bonds (more than half of 2010’s record total), with the majority of volume dedicated to issuer refinancing to enhance liquidity profiles. Default activity remained low, with only 10 companies defaulting year-to-date through June 30, 2011, for a total of $2.5 billion, bringing the 12-month default rate to 0.8%. While high yield mutual funds witnessed substantial outflows in June driven by global de-risking, net flows remain positive for the year-to-date through June 30, 2011, as high yield funds have captured $4.7 billion.

At period-end, the average high yield bond within the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index traded at a premium of a dollar price of 102. High yield risk premiums stood at 570 basis points (5.70%) over US Treasuries, representing a yield-to-worst ratio of 1.2%. With defaults expected to remain at 2% or below through 2013, current spreads continue to imply a default rate considerably higher than what we believe will likely be realized in the near-term, reinforcing our view that high yield valuations remain relatively attractive at current levels.

Portfolio Review/Current Positioning

The Portfolio’s underperformance relative to its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, for the six-month period was attributable to negative security selection toward the higher end of the credit quality range as well as within the non-rated credit tier. Meanwhile, security selection in lower-rated names contributed to relative returns. Among the sectors, security selection in the banking, automotive and pipelines sectors hindered performance, but stronger selection in the wirelines, paper and media-cable sectors boosted results.

On an asset allocation basis, the Portfolio’s exposure to bank loans and preferred securities was negative, as these asset classes underperformed high yield bonds, but we maintained positions that we believed were favorably priced and were the most attractive risk-adjusted instruments in the capital structure. In contrast, select equity exposure noticeably contributed to Portfolio performance, as equity returns exceeded high yield bonds in the period.

As of June 30, 2011, the Portfolio held a large underweight in higher-rated issues and a moderate overweight to lower-rated issues. The Portfolio was overweight in the media-cable, metals & mining and independent energy sectors, with underweights in gaming, electric and technology. The Portfolio also maintained allocations of 4.5% to bank loans and 1.7% to convertible bonds.

During the period, the Portfolio selectively participated in the high yield primary calendar, seeking higher-quality new issues illustrating solid risk-reward profiles and stable fundamentals. The Portfolio also continued to add new-issue, senior-secured bonds offering improved downside protection. During the first quarter, we were positioned for an improving economy with shorter-duration names exhibiting characteristics of equity securities in the Portfolio. During the second quarter, we grew more cautious about the pace of economic growth and became more conservative by reducing equity beta and migrating towards higher-quality issues with longer maturities offering attractive carry (i.e., income).

At period end our focus remained on issuers that generate consistent cash flows and provide clear earnings visibility. The Portfolio had an overweight in lower-rated issuers due to a select group of holdings in compelling names that possess catalysts to drive strong financial performance. That said, we remained relatively cautious of lower-rated issuers, as many of them are dependent on economic expansion to grow into their capital structures.

We remained constructive on the high yield asset class and believe its substantial income and limited duration characteristics make it attractive in the current economic environment. Additionally, we believe high yield bonds provide superior relative value over equities, as they have historically produced equity-like returns with half the risk. We believe the high yield new-issue market will remain robust, as levered issuers continue to seek capital and strengthen liquidity. Strong credit fundamentals, improving technicals and relatively attractive valuations have characterized the high yield market for the first half of the year and we believe this will likely persist against a backdrop of volatile global markets for the remainder of 2011.

James Keenan

Derek Schoenhofen

Mitch Garfin

Portfolio Managers

BlackRock Financial Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and

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MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary* (continued)

information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
Delphi - Class B	2.1
Ally Financial, Inc.	2.0
Clear Channel Worldwide Holdings, Inc.	1.9
CIT Group, Inc.	1.7
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC	1.5
First Data Corp.	1.5
OGX Petroleo e Gas Participacoes S.A.	1.4
Petrohawk Energy Corp.	1.2
Novelis, Inc.	1.2
Charter Communications, Inc. - Class A	1.2

Top Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	74.2
Foreign Bonds & Debt Securities	8.2
Preferred Stocks	5.1
Loan Participation	5.1
Common Stocks	3.1
Convertible Bonds	1.9
Convertible Preferred Stocks	0.8
Cash & Equivalents	1.6

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MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

BlackRock High Yield Portfolio managed by

BlackRock Financial Management, Inc. vs.

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock High Yield Portfolio—Class A	4.10%	14.93%	8.17%	8.19%	—
Class B	4.07%	14.69%	—	—	9.60%
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index[1]	4.98%	15.53%	9.42%	9.10%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed rate, non-investment grade debt. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Bal/BB+/BB+ or below, with a minimum allocation of 2% to any one issuer.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 8/30/1996. Inception of Class B shares is 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.65%	$1,000.00	$1,041.00	$3.29
Hypothetical*	0.65%	1,000.00	1,021.57	3.26

Class B
Actual	0.90%	$1,000.00	$1,040.70	$4.55
Hypothetical*	0.90%	1,000.00	1,020.33	4.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—74.2%

Security Description	Par Amount	Value

Aerospace & Defense—2.6%
Aguila 3 S.A. 7.875%, 01/31/18 (144A)	$1,456,000	$1,472,380
Aviation Capital Group Corp. 6.750%, 04/06/21 (144A)	1,070,000	1,057,468
GeoEye, Inc. 9.625%, 10/01/15	480,000	544,800
Huntington Ingalls Industries, Inc. 6.875%, 03/15/18 (144A)	1,220,000	1,256,600
7.125%, 03/15/21 (144A)	1,720,000	1,788,800
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17 (a)	1,000,000	1,060,000
10.000%, 06/01/17 (144A) (a)	1,026,000	1,087,560
National Air Cargo Group, Inc. 12.375%, 08/16/15 (144A) (b)	4,416,779	4,615,225
Sequa Corp. 11.750%, 12/01/15 (144A)	1,980,000	2,158,200
13.500%, 12/01/15 (144A)	4,375,573	4,791,253

		19,832,286

Airlines—1.3%
Air Canada 9.250%, 08/01/15 (144A) (a)	2,090,000	2,152,700
American Airlines Pass Through Trust
Series 2001-02 7.858%, 10/01/11 (a)	1,520,000	1,543,750
American Airlines, Inc. 7.500%, 03/15/16 (144A) (a)	480,000	472,800
Delta Air Lines, Inc. Series B 9.750%, 12/17/16	1,106,238	1,172,613
United Air Lines, Inc. 12.750%, 07/15/12 (a)	2,946,240	3,196,670
US Airways 2011-1—Class C Pass-Through Trust Series C 10.875%, 10/22/14	1,500,000	1,507,500

		10,046,033

Auto Components—0.6%
Allison Transmission, Inc. 11.000%, 11/01/15 (144A)	2,170,000	2,321,900
Delphi Corp. 6.125%, 05/15/21 (144A) (a)	970,000	965,150
International Automotive Components Group SL 9.125%, 06/01/18 (144A)	840,000	855,862
Lear Corp. 5.750%, 08/01/14	1,395,000	38,363

Security Description	Par Amount	Value

Auto Components—(Continued)
Series B 8.500%, 12/01/13	$1,530,000	$42,075
Stanadyne Corp. Series 1 10.000%, 08/15/14	160,000	163,600
Stanadyne Holdings, Inc. 12.000%, 02/15/15	125,000	128,437

		4,515,387

Beverages—0.1%
Cott Beverages USA, Inc. 8.125%, 09/01/18	580,000	610,450

Biotechnology—0.1%
QHP Royalty Sub LLC 10.250%, 03/15/15 (144A)	902,157	922,547

Building Products—0.7%
Ainsworth Lumber Co., Ltd. 11.000%, 07/29/15 (144A) (c)	90,302	83,981
Building Materials Corp. of America 7.000%, 02/15/20 (144A)	360,000	378,900
6.750%, 05/01/21 (144A)	1,750,000	1,763,125
Griffon Corp. 7.125%, 04/01/18 (144A) (a)	1,070,000	1,079,362
Nortek, Inc. 10.000%, 12/01/18 (144A)	1,780,000	1,788,900

		5,094,268

Capital Markets—0.5%
American Capital, Ltd. 7.960%, 12/31/13	1,210,000	1,226,888
E*Trade Financial Corp. 12.500%, 11/30/17 (c)	1,885,000	2,214,875

		3,441,763

Chemicals—3.4%
American Pacific Corp. 9.000%, 02/01/15	150,000	147,375
Celanese U.S. Holdings LLC 6.625%, 10/15/18 (a)	1,040,000	1,102,400
5.875%, 06/15/21 (a)	1,465,000	1,499,794
Chemtura Corp. 7.875%, 09/01/18 (144A)	780,000	819,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 02/01/18 (a)	1,450,000	1,515,250
9.000%, 11/15/20	1,655,000	1,704,650

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Chemicals—(Continued)
Huntsman International LLC 6.875%, 11/15/13 (144A) (EUR)	$750,000	$1,111,048
8.625%, 03/15/21	1,140,000	1,245,450
Ineos Finance plc 9.000%, 05/15/15 (144A)	1,350,000	1,431,000
Koppers, Inc. 7.875%, 12/01/19	700,000	750,750
MacDermid, Inc. 9.500%, 04/15/17 (144A)	1,700,000	1,776,500
Momentive Performance Materials, Inc. 12.500%, 06/15/14	655,000	715,588
11.500%, 12/01/16 (a)	1,495,000	1,599,650
9.000%, 01/15/21 (a)	3,235,000	3,315,875
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375%, 03/01/18 (144A)	635,000	646,113
Nova Chemicals Corp. 8.625%, 11/01/19 (a)	1,270,000	1,420,812
Omnova Solutions, Inc. 7.875%, 11/01/18 (144A)	750,000	724,687
OXEA Finance/Cy SCA 9.500%, 07/15/17 (144A)	1,021,000	1,080,219
PolyOne Corp. 7.375%, 09/15/20	690,000	724,500
Solutia, Inc. 7.875%, 03/15/20	1,085,000	1,166,375
TPC Group LLC 8.250%, 10/01/17 (144A)	1,080,000	1,123,200

		25,620,236

Commercial Banks—1.5%
ATF Capital B.V. 9.250%, 02/21/14 (144A)	100,000	107,240
CIT Group, Inc. 7.000%, 05/01/14 (a)	22,307	22,614
7.000%, 05/01/16	162,260	161,854
7.000%, 05/01/17	10,200,164	10,187,414
6.625%, 04/01/18 (144A) (a)	1,004,000	1,051,690

		11,530,812

Commercial Services & Supplies—3.0%
ACCO Brands Corp. 10.625%, 03/15/15	2,028,000	2,273,895
ARAMARK Corp. 8.500%, 02/01/15	1,390,000	1,450,813

Security Description	Par Amount	Value

Commercial Services & Supplies—(Continued)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.250%, 01/15/19	$2,565,000	$2,609,887
Brickman Group Holdings, Inc. 9.125%, 11/01/18 (144A) (a)	1,600,000	1,620,000
Casella Waste Systems, Inc. 7.750%, 02/15/19 (144A)	2,214,000	2,230,605
Clean Harbors, Inc. 7.625%, 08/15/16 (144A)	1,020,000	1,086,300
Hertz Corp. (The) 6.750%, 04/15/19 (144A)	980,000	975,100
7.375%, 01/15/21 (144A) (a)	1,635,000	1,663,613
Live Nation Entertainment, Inc. 8.125%, 05/15/18 (144A)	1,505,000	1,523,813
Mobile Mini, Inc. 7.875%, 12/01/20	1,135,000	1,174,725
Old AII, Inc. 10.000%, 12/15/16 (b) (d)	1,350,000	0
9.000%, 12/15/14 (b) (d)	1,665,000	0
RSC Equipment Rental, Inc./RSC Holdings III LLC 10.000%, 07/15/17 (144A)	1,795,000	2,010,400
8.250%, 02/01/21	1,795,000	1,795,000
Tropicana Entertainment LLC/Tropicana Financial Corp. 9.625%, 12/15/14 (b) (d)	70,000	7
WCA Waste Corp. 7.500%, 06/15/19 (144A)	1,870,000	1,877,012

		22,291,170

Computers & Peripherals—0.5%
SunGard Data Systems, Inc. 7.375%, 11/15/18	1,590,000	1,597,950
7.625%, 11/15/20 (a)	2,000,000	2,030,000

		3,627,950

Construction & Engineering—0.4%
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	700,000	719,250
Calcipar S.A. 6.875%, 05/01/18 (144A) (a)	1,150,000	1,158,625
Vulcan Materials Co. 6.500%, 12/01/16	680,000	676,572
7.500%, 06/15/21 (a)	728,000	728,296

		3,282,743

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Consumer Finance—3.0%
Ally Financial, Inc. 8.000%, 03/15/20	$610,000	$661,850
7.500%, 09/15/20	620,000	651,000
8.000%, 11/01/31 (a)	5,840,000	6,351,000
Credit Acceptance Corp. 9.125%, 02/01/17	1,715,000	1,843,625
9.125%, 02/01/17 (144A)	195,000	209,137
Ford Motor Credit Co. LLC 7.000%, 04/15/15	7,740,000	8,379,781
General Motors Financial Co., Inc. 6.750%, 06/01/18 (144A) (a)	2,120,000	2,135,900
Springleaf Finance Corp. Series MTN 6.900%, 12/15/17	2,390,000	2,204,775

		22,437,068

Consumer Products—0.1%
American Rock Salt Co. LLC 8.250%, 05/01/18 (144A)	480,000	484,200

Containers & Packaging—1.4%
Berry Plastics Corp. 8.250%, 11/15/15 (a)	2,195,000	2,332,187
9.750%, 01/15/21 (a)	1,260,000	1,225,350
Cascades, Inc. 7.750%, 12/15/17	700,000	733,250
Graphic Packaging International, Inc. 9.500%, 06/15/17	590,000	649,000
7.875%, 10/01/18	870,000	926,550
Greif, Inc. 7.750%, 08/01/19	690,000	748,650
Longview Fibre Paper & Packaging, Inc. 8.000%, 06/01/16 (144A)	950,000	954,750
Pittsburgh Glass Works LLC 8.500%, 04/15/16 (144A) (a)	440,000	454,300
Pregis Corp. 12.375%, 10/15/13	745,000	742,206
Rock-Tenn Co. 9.250%, 03/15/16	600,000	651,000
Sealed Air Corp. 7.875%, 06/15/17	1,295,000	1,401,971

		10,819,214

Diversified Consumer Services—0.0%
Service Corp. International 7.875%, 02/01/13	60,000	63,975

Security Description	Par Amount	Value

Diversified Financial Services—3.5%
BI-LO LLC/BI-LO Finance Corp. 9.250%, 02/15/19 (144A)	$370,000	$376,475
CDW LLC/CDW Finance Corp. 11.500%, 10/12/15 (c)	2,250,000	2,385,000
8.000%, 12/15/18 (144A) (a)	700,000	743,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.750%, 01/15/16 (a)	220,000	226,875
8.000%, 01/15/18	7,105,000	7,247,100
KKR Group Finance Co. 6.375%, 09/29/20 (144A)	2,115,000	2,240,582
Leucadia National Corp. 8.125%, 09/15/15	1,800,000	1,993,500
7.125%, 03/15/17	1,174,000	1,223,895
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 8.500%, 10/15/16 (144A) (EUR)	2,049,000	3,087,276
8.500%, 10/15/16 (144A)	1,243,000	1,302,043
7.125%, 04/15/19 (144A)	945,000	942,638
9.000%, 04/15/19 (144A)	2,110,000	2,094,175
6.875%, 02/15/21 (144A)	815,000	798,700
8.250%, 02/15/21 (144A)	1,855,000	1,743,700

		26,405,709

Diversified Telecommunication Services—4.3%
Avaya, Inc. 9.750%, 11/01/15	770,000	789,250
10.125%, 11/01/15 (c)	2,250,000	2,323,125
7.000%, 04/01/19 (144A) (a)	1,450,000	1,415,563
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	1,629,000	1,551,622
Digicel Group, Ltd. 8.875%, 01/15/15 (144A)	2,205,000	2,265,637
9.125%, 01/15/15 (144A) (a)	1,077,665	1,107,301
8.250%, 09/01/17 (144A)	1,950,000	2,032,875
10.500%, 04/15/18 (144A)	1,050,000	1,176,000
GCI, Inc. 6.750%, 06/01/21 (144A)	800,000	802,000
ITC DeltaCom, Inc. 10.500%, 04/01/16	780,000	819,000
Level 3 Escrow, Inc. 8.125%, 07/01/19 (144A) (a)	3,980,000	4,009,850
Level 3 Financing, Inc. 9.250%, 11/01/14	201,000	207,784
8.750%, 02/15/17	3,900,000	3,997,500
10.000%, 02/01/18	370,000	399,138

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Diversified Telecommunication Services—(Continued)
Qwest Communications International, Inc. 7.500%, 02/15/14	$980,000	$997,150
Qwest Corp. 7.500%, 06/15/23	520,000	523,250
Sprint Capital Corp. 6.875%, 11/15/28	4,510,000	4,295,775
tw telecom holdings, inc. 8.000%, 03/01/18	620,000	664,175
West Corp. 8.625%, 10/01/18 (144A)	445,000	451,675
Windstream Corp. 7.875%, 11/01/17	2,665,000	2,841,556

		32,670,226

Electric Utilities—1.0%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000%, 12/01/20	4,738,000	5,076,577
FPL Energy National Wind Portfolio LLC 6.125%, 03/25/19 (144A)	66,663	65,040
Infinis plc 9.125%, 12/15/14 (144A) (GBP)	740,000	1,246,997
Ipalco Enterprises, Inc. 7.250%, 04/01/16 (144A)	1,310,000	1,458,718

		7,847,332

Electrical Equipment—0.2%
Cengage Learning Acquisitions, Inc. 10.500%, 01/15/15 (144A)	1,935,000	1,760,850

Energy Equipment & Services—1.7%
Calfrac Holdings LP 7.500%, 12/01/20 (144A)	500,000	506,250
Compagnie Generale de Geophysique-Veritas 7.750%, 05/15/17	2,035,000	2,106,225
6.500%, 06/01/21 (144A)	380,000	368,600
Drummond Co., Inc. 7.375%, 02/15/16	1,900,000	1,961,750
Exterran Holdings, Inc. 7.250%, 12/01/18 (144A)	1,300,000	1,316,250
Forbes Energy Services, Ltd. 9.000%, 06/15/19 (144A)	925,000	915,750
Frac Tech Services LLC/Frac Tech Finance, Inc. 7.125%, 11/15/18 (144A)	2,775,000	2,823,562

Security Description	Par Amount	Value

Energy Equipment & Services—(Continued)
Key Energy Services, Inc. 6.750%, 03/01/21	$1,550,000	$1,553,875
Oil States International, Inc. 6.500%, 06/01/19 (144A)	875,000	881,563
Southern Star Central Corp. 6.750%, 03/01/16 (a)	50,000	50,500

		12,484,325

Food & Staples Retailing—0.3%
Rite Aid Corp. 9.750%, 06/12/16 (a)	1,330,000	1,474,637
7.500%, 03/01/17 (a)	705,000	703,238

		2,177,875

Food Products—0.4%
Blue Merger Sub, Inc. 7.625%, 02/15/19 (144A) (a)	920,000	933,800
Darling International, Inc. 8.500%, 12/15/18 (144A) (a)	815,000	884,275
JBS USA LLC/JBS USA Finance, Inc. 11.625%, 05/01/14	265,000	306,075
7.250%, 06/01/21 (144A) (a)	355,000	347,012
Reddy Ice Corp. 11.250%, 03/15/15 (144A)	600,000	616,500

		3,087,662

Gas Utilities—1.0%
Energy Future Holdings Corp. 10.000%, 01/15/20 (a)	6,140,000	6,548,064
Series R 6.550%, 11/15/34	1,360,000	673,200

		7,221,264

Health Care Equipment & Supplies—0.7%
ConvaTec Healthcare E S.A. 10.500%, 12/15/18 (144A)	1,150,000	1,196,000
DJO Finance LLC/DJO Finance Corp. 10.875%, 11/15/14	2,470,000	2,642,900
7.750%, 04/15/18 (144A)	260,000	260,000
Teleflex, Inc. 6.875%, 06/01/19	805,000	819,088

		4,917,988

Health Care Providers & Services—3.0%
Gentiva Health Services, Inc. 11.500%, 09/01/18	255,000	270,300
HCA, Inc. 7.250%, 09/15/20 (a)	6,280,000	6,774,550

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Health Care Providers & Services—(Continued)
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 05/15/19 (144A)	$2,270,000	$2,247,300
inVentiv Health, Inc. 10.000%, 08/15/18 (144A)	2,570,000	2,498,700
MedAssets, Inc. 8.000%, 11/15/18 (144A)	1,050,000	1,044,750
Omnicare, Inc. 6.875%, 12/15/15	1,415,000	1,450,375
Symbion, Inc. 8.000%, 06/15/16 (144A)	950,000	938,125
Tenet Healthcare Corp. 9.000%, 05/01/15	648,000	698,220
10.000%, 05/01/18	2,268,000	2,588,355
8.875%, 07/01/19	3,807,000	4,221,011

		22,731,686

Health Care Technology—0.8%
IMS Health, Inc. 12.500%, 03/01/18 (144A)	4,955,000	5,933,612

Hotels, Restaurants & Leisure—1.8%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	510,000	565,462
10.000%, 12/15/18 (a)	2,910,000	2,640,825
Diamond Resorts Corp. 12.000%, 08/15/18 (144A)	3,740,000	3,983,100
Eldorado Resorts LLC 8.625%, 06/15/19 (144A)	820,000	766,700
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.250%, 06/15/15 (144A) (d)	1,425,000	713
MGM Resorts International 13.000%, 11/15/13	555,000	661,144
10.375%, 05/15/14	2,900,000	3,306,000
Scientific Games Corp. 8.125%, 09/15/18	275,000	286,687
Scientific Games International, Inc. 9.250%, 06/15/19	55,000	59,606
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 04/15/16 (144A)	525,000	538,125
Waterford Gaming LLC 8.625%, 09/15/14 (144A)	700,926	438,079

		13,246,441

Security Description	Par Amount	Value

Household Durables—2.5%
American Standard Americas 10.750%, 01/15/16 (144A)	$1,370,000	$1,323,762
Beazer Homes USA, Inc. 8.125%, 06/15/16	890,000	785,425
12.000%, 10/15/17	3,400,000	3,782,500
9.125%, 06/15/18 (a)	520,000	450,450
9.125%, 05/15/19 (144A) (a)	225,000	194,625
Catalina Marketing Corp. 10.500%, 10/01/15 (144A) (c)	1,030,000	1,095,663
Jarden Corp. 8.000%, 05/01/16 (a)	635,000	692,150
Pulte Homes, Inc. 6.375%, 05/15/33	180,000	149,400
Ryland Group, Inc. (The) 6.625%, 05/01/20	1,160,000	1,102,000
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 05/15/19 (144A) (a)	3,020,000	2,982,250
Standard Pacific Corp. 10.750%, 09/15/16	3,340,000	3,799,250
8.375%, 05/15/18 (a)	405,000	403,481
8.375%, 01/15/21 (a)	1,835,000	1,807,475

		18,568,431

Independent Power Producers & Energy Traders—1.5%
AES Corp. (The) 9.750%, 04/15/16	1,430,000	1,630,200
7.375%, 07/01/21(144A) (a)	1,400,000	1,422,750
Calpine Corp. 7.250%, 10/15/17 (144A)	700,000	714,000
7.500%, 02/15/21 (144A) (a)	1,550,000	1,588,750
7.875%, 01/15/23 (144A) (a)	1,155,000	1,191,094
NRG Energy, Inc. 7.625%, 01/15/18 (144A)	4,450,000	4,466,687

		11,013,481

Industrial - Diversified—0.0%
Harland Clarke Holdings Corp. 6.000%, 05/15/15 (e)	50,000	42,000
9.500%, 05/15/15	50,000	45,938

		87,938

Insurance—0.3%
CNO Financial Group, Inc. 9.000%, 01/15/18 (144A)	880,000	937,200

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Insurance—(Continued)
Genworth Financial, Inc. 7.625%, 09/24/21	$1,490,000	$1,509,978
USI Holdings Corp. 4.136%, 11/15/14 (144A) (e)	80,000	74,800

		2,521,978

Machinery—0.7%
B-Corp. Merger Sub, Inc. 8.250%, 06/01/19 (144A)	570,000	565,725
Navistar International Corp. 8.250%, 11/01/21	440,000	473,000
Oshkosh Corp. 8.250%, 03/01/17	1,255,000	1,352,262
Thermon Industries, Inc. 9.500%, 05/01/17 (a)	831,000	895,403
Titan International, Inc. 7.875%, 10/01/17 (144A)	1,510,000	1,589,275

		4,875,665

Media—6.8%
Affinion Group, Inc. 7.875%, 12/15/18 (144A)	2,220,000	2,086,800
AMC Entertainment, Inc. 8.750%, 06/01/19 (a)	500,000	530,000
9.750%, 12/01/20 (144A)	125,000	126,798
AMC Networks, Inc. 7.750%, 07/15/21 (144A)	1,330,000	1,393,175
CCH II LLC/CCH II Capital Corp. 13.500%, 11/30/16	2,109,537	2,494,527
CCO Holdings LLC/CCO Holdings Capital Corp. 7.250%, 10/30/17 (a)	100,000	104,125
7.875%, 04/30/18 (a)	220,000	232,925
6.500%, 04/30/21	2,400,000	2,379,000
Checkout Holding Corp. 8.013%, 11/15/15 (144A) (f)	1,640,000	1,053,700
Clear Channel Communications, Inc. 11.000%, 08/01/16 (a) (c)	12,770	11,365
Clear Channel Worldwide Holdings, Inc. Series B 9.250%, 12/15/17	13,132,000	14,379,540
CMP Susquehanna Corp. 9.875%, 05/15/14 (144A)	122,000	93,336
Cumulus Media, Inc. 7.750%, 05/01/19 (144A) (a)	1,265,000	1,227,050
DISH DBS Corp. 6.750%, 06/01/21 (144A) (a)	1,820,000	1,874,600

Security Description	Par Amount	Value

Media—(Continued)
EchoStar DBS Corp. 6.625%, 10/01/14	$875,000	$923,125
EH Holding Corp. 6.500%, 06/15/19 (144A)	1,010,000	1,032,725
Gray Television, Inc. 10.500%, 06/29/15 (a)	2,300,000	2,403,500
Interactive Data Corp. 10.250%, 08/01/18 (144A) (a)	3,140,000	3,430,450
NAI Entertainment Holdings LLC 8.250%, 12/15/17 (144A)	1,535,000	1,653,963
Nielsen Finance LLC/Nielsen Finance Co. 11.625%, 02/01/14	782,000	916,895
7.750%, 10/15/18 (144A) (a)	3,890,000	4,103,950
ProQuest LLC 9.000%, 10/15/18 (144A)	1,585,000	1,632,550
Rainbow National Services LLC 10.375%, 09/01/14 (144A)	1,978,000	2,056,289
Regal Entertainment Group 9.125%, 08/15/18 (a)	1,000,000	1,040,000
UPC Germany GmbH 8.125%, 12/01/17 (144A)	1,770,000	1,869,665
UPC Holding B.V. 9.875%, 04/15/18 (144A)	1,420,000	1,601,049

		50,651,102

Metals & Mining—2.0%
FMG Resources Pty, Ltd. 7.000%, 11/01/15 (144A)	2,570,000	2,633,472
JMC Steel Group 8.250%, 03/15/18 (144A)	480,000	489,600
Novelis, Inc. 8.750%, 12/15/20	8,205,000	8,902,425
Ryerson, Inc. 7.648%, 11/01/14 (e)	535,000	529,650
12.000%, 11/01/15	670,000	715,225
Taseko Mines, Ltd. 7.750%, 04/15/19	1,115,000	1,124,712
United States Steel Corp. 7.375%, 04/01/20 (a)	710,000	733,075

		15,128,159

Multiline Retail—0.7%
Dollar General Corp. 11.875%, 07/15/17 (c)	4,393,000	5,029,985

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels—11.7%
Alpha Natural Resources, Inc. 6.000%, 06/01/19 (a)	$1,535,000	$1,548,431
6.250%, 06/01/21	4,590,000	4,624,425
Arch Coal, Inc. 7.250%, 10/01/20	1,030,000	1,053,175
7.250%, 06/15/21 (144A)	2,635,000	2,661,350
Arch Western Financial LLC 6.750%, 07/01/13	1,099,000	1,105,869
Berry Petroleum Co. 6.750%, 11/01/20 (a)	240,000	241,800
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	460,000	476,100
Chesapeake Energy Corp. 6.625%, 08/15/20	933,000	986,647
6.875%, 11/15/20 (a)	400,000	424,500
6.125%, 02/15/21	2,830,000	2,868,912
Chesapeake Midstream Partners LP/CHKM Finance Corp. 5.875%, 04/15/21 (144A)	799,000	789,012
Clayton Williams Energy, Inc. 7.750%, 04/01/19 (144A)	655,000	643,538
Coffeyville Resources LLC/Coffeyville Finance, Inc. 9.000%, 04/01/15 (144A)	1,093,000	1,185,905
Concho Resources, Inc. 7.000%, 01/15/21	900,000	933,750
Connacher Oil and Gas, Ltd. 8.500%, 08/01/19 (144A)	1,310,000	1,238,833
CONSOL Energy, Inc. 8.250%, 04/01/20	3,535,000	3,870,825
Continental Resources, Inc. 7.125%, 04/01/21	800,000	847,000
Copano Energy LLC/Copano Energy Finance Corp. 7.125%, 04/01/21	700,000	696,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 7.750%, 04/01/19 (144A)	735,000	727,650
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.875%, 02/15/18	495,000	529,650
Denbury Resources, Inc. 9.750%, 03/01/16	1,190,000	1,335,775
8.250%, 02/15/20	1,261,000	1,380,795
El Paso Corp. 6.700%, 02/15/27	62,930	62,667

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels—(Continued)
Energy XXI Gulf Coast, Inc. 9.250%, 12/15/17 (144A) (a)	$520,000	$555,100
7.750%, 06/15/19 (144A) (a)	2,450,000	2,443,875
EV Energy Partners LP/EV Energy Finance Corp. 8.000%, 04/15/19 (144A)	890,000	897,787
Forest Oil Corp. 8.500%, 02/15/14	1,365,000	1,487,850
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%, 11/01/15 (144A)	1,135,000	1,174,725
8.000%, 02/15/20 (144A)	565,000	610,200
7.625%, 04/15/21 (144A)	2,825,000	2,966,250
James River Escrow, Inc. 7.875%, 04/01/19 (144A)	1,800,000	1,791,000
Linn Energy LLC/Linn Energy Finance Corp. 6.500%, 05/15/19 (144A)	645,000	636,938
8.625%, 04/15/20	2,420,000	2,637,800
7.750%, 02/01/21 (144A)	2,025,000	2,116,125
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.750%, 11/01/20 (a)	300,000	307,500
MEG Energy Corp. 6.500%, 03/15/21 (144A)	2,030,000	2,047,762
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, 03/15/18	3,640,000	3,840,200
Oasis Petroleum, Inc. 7.250%, 02/01/19 (144A)	1,135,000	1,117,975
OGX Petroleo e Gas Participacoes S.A. 8.500%, 06/01/18 (144A)	10,420,000	10,769,070
Penn Virginia Corp. 7.250%, 04/15/19 (a)	385,000	372,969
Petrohawk Energy Corp. 10.500%, 08/01/14	1,750,000	1,977,500
7.875%, 06/01/15	4,430,000	4,662,575
6.250%, 06/01/19 (144A) (a)	2,445,000	2,393,044
Plains Exploration & Production Co. 7.750%, 06/15/15	870,000	905,887
Range Resources Corp. 8.000%, 05/15/19	1,560,000	1,700,400
6.750%, 08/01/20	665,000	691,600
5.750%, 06/01/21	2,095,000	2,063,575
SandRidge Energy, Inc. 7.500%, 03/15/21 (144A)	2,400,000	2,433,000

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels—(Continued)
SM Energy Co. 6.625%, 02/15/19 (144A)	$1,795,000	$1,803,975
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 02/01/21 (144A)	605,000	600,463
Teekay Corp. 8.500%, 01/15/20	1,780,000	1,851,200
Whiting Petroleum Corp. 6.500%, 10/01/18	935,000	957,206

		88,046,660

Paper & Forest Products—1.7%
Boise Paper Holdings LLC/Boise Co.-Issuer Co. 8.000%, 04/01/20 (a)	430,000	453,650
Clearwater Paper Corp. 10.625%, 06/15/16	390,000	439,238
7.125%, 11/01/18	1,025,000	1,055,750
Georgia-Pacific LLC 7.700%, 06/15/15 (a)	380,000	436,330
8.250%, 05/01/16 (144A)	1,885,000	2,137,673
NewPage Corp. 11.375%, 12/31/14 (a)	6,256,000	5,865,000
Sappi Papier Holding GmbH 6.625%, 04/15/21 (144A) (a)	485,000	474,087
Verso Paper Holdings LLC 11.500%, 07/01/14	1,497,000	1,601,790
4.023%, 08/01/14 (e)	290,000	268,975

		12,732,493

Pharmaceuticals—0.7%
Axcan Intermediate Holdings, Inc. 12.750%, 03/01/16	1,520,000	1,654,900
Endo Pharmaceuticals Holdings, Inc. 7.000%, 07/15/19 (144A) (a)	510,000	525,300
STHI Holding Corp. 8.000%, 03/15/18 (144A)	500,000	510,000
Valeant Pharmaceuticals International 6.500%, 07/15/16 (144A)	1,970,000	1,957,688
6.750%, 10/01/17 (144A)	660,000	650,100

		5,297,988

Professional Services—0.3%
FTI Consulting, Inc. 6.750%, 10/01/20	2,450,000	2,486,750

Security Description	Par Amount	Value

Real Estate—1.1%
Ashton Woods USA LLC/Ashton Woods Finance Co. 0.000%/11.000%, 06/30/15 (144A) (g)	$119,600	$72,956
Realogy Corp. 11.500%, 04/15/17 (a)	4,335,000	4,421,700
12.000%, 04/15/17 (a)	1,055,000	1,049,725
7.875%, 02/15/19 (144A) (a)	2,465,000	2,465,000

		8,009,381

Semiconductors & Semiconductor Equipment—0.2%
Spansion LLC 7.875%, 11/15/17 (144A)	1,330,000	1,363,250

Software—2.0%
Eagle Parent, Inc. 8.625%, 05/01/19 (144A)	3,020,000	2,997,350
First Data Corp. 9.875%, 09/24/15	1,425,000	1,446,375
9.875%, 09/24/15 (a)	675,000	696,938
7.375%, 06/15/19 (144A)	2,035,000	2,060,437
12.625%, 01/15/21 (144A)	6,722,000	7,226,150
Softbrands, Inc./Atlantis Merger Sub, Inc. 11.500%, 07/15/18 (144A)	960,000	884,573

		15,311,823

Specialty Retail—0.6%
Asbury Automotive Group, Inc. 7.625%, 03/15/17 (a)	880,000	877,800
8.375%, 11/15/20 (144A)	1,005,000	1,027,612
Claire’s Stores, Inc. 8.875%, 03/15/19 (144A)	230,000	216,200
Sonic Automotive, Inc. 9.000%, 03/15/18	740,000	782,550
Toys “R” Us - Delaware, Inc. 7.375%, 09/01/16 (144A)	750,000	761,250
United Auto Group, Inc. 7.750%, 12/15/16	1,035,000	1,060,875

		4,726,287

Textiles, Apparel & Luxury Goods—0.4%
Phillips-Van Heusen Corp. 7.375%, 05/15/20	635,000	682,625
7.750%, 11/15/23	1,510,000	1,624,112
Polymer Group, Inc. 7.750%, 02/01/19 (144A)	492,000	495,690

		2,802,427

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Trading Companies & Distributors—0.1%
Interline Brands, Inc. 7.000%, 11/15/18	$840,000	$854,700

Transportation—0.4%
Florida East Coast Railway Corp. 8.125%, 02/01/17 (144A)	1,010,000	1,047,875
Travelport LLC 9.875%, 09/01/14 (a)	160,000	148,000
9.000%, 03/01/16 (a)	390,000	350,025
11.875%, 09/01/16 (a)	1,870,000	1,617,550

		3,163,450

Wireless Telecommunication Services—2.6%
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000%, 12/01/15 (144A) (a)	1,070,000	1,151,587
Cricket Communications, Inc. 10.000%, 07/15/15 (a)	1,245,000	1,347,712
7.750%, 05/15/16	2,310,000	2,460,150
FiberTower Corp. 9.000%, 01/01/16	430,162	327,929
Intelsat Jackson Holdings S.A. 7.500%, 04/01/21 (144A)	540,000	537,975
Intelsat Luxembourg S.A. 11.250%, 02/04/17	350,000	376,688
11.500%, 02/04/17 (144A) (c)	4,190,000	4,514,725
11.500%, 02/04/17 (a) (c)	1,690,000	1,820,975
iPCS, Inc. 2.398%, 05/01/13 (a) (e)	2,571,000	2,526,007
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (a)	870,000	925,463
6.625%, 11/15/20 (a)	1,810,000	1,796,425
NII Capital Corp. 7.625%, 04/01/21	993,000	1,042,650
SBA Telecommunications, Inc. 8.000%, 08/15/16	900,000	961,875

		19,790,161

Total Domestic Bonds & Debt Securities (Cost $546,458,398)		557,567,181

Foreign Bonds & Debt Securities—7.6%

Belgium—0.2%
Ideal Standard International Sprl 11.750%, 05/01/18 (144A) (EUR)	423,000	608,201

Foreign Bonds & Debt Securities—(Continued)
Security Description	Par Amount	Value

Belgium—(Continued)
Ontex IV S.A. 7.500%, 04/15/18 (144A) (EUR)	$530,000	$748,578

		1,356,779

Cayman Islands—0.4%
UPCB Finance II, Ltd. 6.375%, 07/01/20 (144A) (EUR)	2,103,000	2,889,361

France—0.1%
Crown European Holdings S.A. 7.125%, 08/15/18 (144A) (EUR)	750,000	1,125,209

Germany—1.9%
ALBA Group plc & Co. KG 8.000%, 05/15/18 (144A) (EUR)	218,000	317,793
Kabel BW Erste Beteiligungs GmbH/Kabel Baden - Wurttemberg GmbH & Co. KG 7.500%, 03/15/19 (144A) (EUR)	1,740,000	2,612,379
Kabel Deutschland Vertrieb und Service GmbH & Co. KG 6.500%, 06/29/18 (144A) (EUR)	955,000	1,382,827
Kinove German Bondco GmbH 10.000%, 06/15/18 (144A) (EUR)	1,590,000	2,409,839
Musketeer GmbH 9.500%, 03/15/21 (144A) (EUR)	1,170,000	1,818,198
Unitymedia GmbH 9.625%, 12/01/19 (EUR)	456,000	720,221
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 8.125%, 12/01/17 (EUR)	452,000	688,705
UPC Germany GmbH 8.125%, 12/01/17 (144A) (EUR)	1,146,000	1,751,774
9.625%, 12/01/19 (144A) (EUR)	1,505,000	2,377,044

		14,078,780

Iceland—0.0%
Glitnir Banki HF 6.375%, 09/25/12 (144A)(b)(d)	1,835,000	0

Indonesia—0.1%
Republic of Indonesia 4.875%, 05/05/21 (144A)	900,000	925,875

Ireland—0.3%
Ardagh Packaging Finance plc 7.375%, 10/15/17 (144A) (EUR)	925,000	1,355,179
9.250%, 10/15/20 (144A) (EUR)	483,000	718,146

		2,073,325

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Japan—0.2%
Tokyo Electric Power Co., Inc.(The) 4.500%, 03/24/14 (EUR)	$1,600,000	$1,957,769

Luxembourg—1.1%
Beverage Packing Holdings Luxembourg II S.A. 8.000%, 12/15/16 (EUR)	1,750,000	2,408,179
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 (144A) (EUR)	180,000	266,325
ConvaTec Healthcare E S.A. 7.375%, 12/15/17 (144A) (EUR)	800,000	1,161,880
GCL Holdings SCA 9.375%, 04/15/18 (144A) (EUR)	943,000	1,364,239
KION Finance S.A. 7.875%, 04/15/18 (144A) (EUR)	575,000	816,312
Sunrise Communications Holdings S.A. 8.500%, 12/31/18 (144A) (EUR)	420,000	640,486
Sunrise Communications International S.A. 7.000%, 12/31/17 (144A) (EUR)	490,000	729,443
Xefin Lux SCA 8.000%, 06/01/18 (144A) (EUR)	700,000	1,028,083

		8,414,947

Netherlands—1.9%
Elster Finance BV 6.250%, 04/15/18 (144A) (EUR)	386,000	559,206
Hertz Holdings Netherlands B.V. 8.500%, 07/31/15 (144A) (GBP)	4,165,000	6,376,949
New World Resources NV 7.875%, 05/01/18 (144A) (EUR)	1,345,000	2,026,244
OI European Group B.V. 6.875%, 03/31/17 (EUR)	395,000	576,547
Trafigura Beheer B.V. 6.375%, 04/08/15 (EUR)	490,000	687,328
Ziggo Bond Co. B.V. 8.000%, 05/15/18 (144A) (EUR)	886,000	1,335,037
Ziggo Finance B.V. 6.125%, 11/15/17 (144A) (EUR)	1,975,000	2,832,537

		14,393,848

Spain—0.1%
Abengoa S.A. 8.500%, 03/31/16 (EUR)	300,000	444,419

United Kingdom—1.3%
Boparan Holdings, Ltd. 9.750%, 04/30/18 (144A) (EUR)	399,000	556,308

Security Description	Shares/Par Amount	Value

United Kingdom—(Continued)
Boparan Holdings, Ltd. 9.875%, 04/30/18 (144A) (GBP)	$505,000	$778,977
Crown Newco 3 plc 7.000%, 02/15/18 (144A) (GBP)	1,010,000	1,557,814
FCE Bank plc Series EMTN 9.375%, 01/17/14 (EUR)	350,000	561,061
House of Fraser, Ltd. 8.875%, 08/15/18 (144A) (GBP)	780,000	1,218,838
Odeon & UCI Finco plc 9.000%, 08/01/18 (144A) (GBP)	573,000	877,487
Phones4u Finance plc 9.500%, 04/01/18 (144A) (GBP)	965,000	1,480,787
Virgin Media Secured Finance plc 7.000%, 01/15/18 (GBP)	1,473,000	2,505,868

		9,537,140

Total Foreign Bonds & Debt Securities (Cost $55,382,728)		57,197,452

Preferred Stocks—5.1%

Auto Components—0.8%
Dana Holding Corp. Series B (144A)	38,700	6,022,687

Consumer Finance—1.0%
Ally Financial, Inc., Series G (144A) (a)	7,635	7,175,946

Diversified Financial Services—3.2%
Delphi Class B (144A)	685	15,522,475
GMAC Capital Trust I Series 2 (a)*	332,240	8,535,744

		24,058,219

Media—0.0%
CMP Susquehanna Radio Holdings Corp. Series A (144A) (b)*	28,451	241,834

Road & Rail—0.0%
Marsico Parent Superholdco LLC (144A) (b) (f)*	25	0

Thrifts & Mortgage Finance—0.1%
Fannie Mae Series 0 (e)*	70,000	269,500
Freddie Mac Series Z *	201,964	595,794

		865,294

Total Preferred Stocks (Cost $29,092,596)		38,363,980

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Loan Participation—5.1%

Security Description	Par Amount	Value

Buildings Products—0.1%
Ainsworth Lumber Co., Ltd. 5.188%, 06/26/14 (e)	$1,000,000	1,000,830

Electric Utilities—0.1%
Texas Competitive Electric Holdings Co. LLC 4.730%, 10/10/17 (e)	1,350,976	1,059,300

Health Care Providers & Services—0.4%
Harden Healthcare LLC 8.500%, 02/22/15 (b) (e)	684,328	670,641
7.750%, 03/02/15 (b) (e)	1,988,613	1,948,841

		2,619,482

Hotels, Restaurants & Leisure—0.7%
Delphi Holdings LLP 14.601%, 01/28/15 (e)	738,717	667,113
Enterprise Inns 0.000%, 12/06/18 (h) (GBP)	965,000	1,332,863
Volume Services America, Inc. 10.500%, 08/24/16 (e)	2,977,500	2,997,047

		4,997,023

Media—0.9%
Education Media, Inc. 6.031%, 11/14/14 (e)	1,196,615	1,079,646
Hema Holding B.V. 9.724%, 01/29/17 (e) (EUR)	1,631,878	2,358,209
Newsday, Inc. 10.500%, 08/01/13 (e)	3,140,000	3,326,453

		6,764,308

Paper & Forest Products—0.3%
Verso Paper Holdings LLC 6.640%, 02/01/13 (e)	2,788,854	2,454,191

Real Estate—0.1%
Realogy Corp. 4.518%, 10/10/13 (144A) (e)	765,770	689,193
4.644%, 10/10/13 (144A) (e)	170,488	160,047

		849,240

Road & Rail—0.0%
Marsico Parent Co. 5.312%, 11/14/14 (e)	368,615	265,941

Transportation—0.1%
Travelport Holdings, Ltd. 8.261%, 03/26/12 (e)	458,485	327,817

Security Description	Shares/Par Amount	Value

Wireless Telecommunication Services—2.4%
Hawaiian Telecom 9.000%, 05/25/14 (e)	$797,556	$820,900
Intelsat Jackson Holdings, Ltd. 5.250%, 03/07/18 (144A) (e)	6,725,000	6,755,801
Vodafone Americas Finance, Inc. 0.000%, 08/11/15 (h)	3,000,000	3,105,000
0.000%, 07/11/16 (h)	3,000,000	3,000,000
Vodafone Intermediate Holding Co. 6.875%, 07/30/15 (e)	3,882,487	4,018,374

		17,700,075

Total Loan Participation (Cost $35,337,347)		38,038,207

Common Stocks—3.1%

Building Products—0.0%
Ainsworth Lumber Co., Ltd.*	9,394	24,843
Ainsworth Lumber Co., Ltd., (144A)*	10,657	0

		24,843

Capital Markets—0.1%
E*Trade Financial Corp.* (a)	76,199	1,051,546

Chemicals—0.0%
Zemex Minerals Group, Inc.	87	0

Commercial Banks—0.2%
CIT Group, Inc.*	36,743	1,626,245

Communications Equipment—0.1%
Loral Space & Communications, Inc.* (a)	10,336	718,042

Diversified Telecommunication Services—0.0%
Viatel Holding Bermuda, Ltd.*	4	4

Hotels, Restaurants & Leisure—0.0%
Buffets Restaurants Holdings, Inc.* (b)	114	1

Machinery—0.1%
Stanley-Martin Communities LLC* (144A) (b)	450	337,500

Media—1.4%
Belo Corp.—Class A* (a)	128,290	966,024
Cebridge Connections Holdings* (b)	7,460	37,598

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Charter Communications, Inc.—Class A* (a)	162,524	$8,818,552
Clear Channel Outdoor Holdings, Inc.—Class A*	36,444	462,839
Education Media & Publishing Group, Ltd.* (144A) (b)	123,307	554,882

		10,839,895

Metals & Mining—0.2%
African Minerals, Ltd.*	159,753	1,329,660

Oil, Gas & Consumable Fuels—0.6%
Alpha Natural Resources, Inc.*	31,600	1,435,904
Marathon Oil Corp. (a)	57,200	3,013,296

		4,449,200

Semiconductors & Semiconductor Equipment—0.4%
Spansion, Inc.—Class A*	146,805	2,828,932

Software—0.0%
Bankruptcy Management Solution, Inc.* (144A) (b)	796	0

Total Common Stocks (Cost $24,335,540)		23,205,868

Convertible Bonds—1.9%

Capital Markets—0.0%
E*Trade Financial Corp.
Series A 0.000%, 08/31/19 (144A) (f)	$87,000	116,755

Machinery—0.8%
Navistar International Corp. 3.000%, 10/15/14	4,820,000	6,298,053

Metals & Mining—0.6%
Goldcorp, Inc. 2.000%, 08/01/14 (a)	1,865,000	2,345,237
Newmont Mining Corp. Series A 1.250%, 07/15/14 (a)	1,400,000	1,830,500

		4,175,737

Oil, Gas & Consumable Fuels—0.2%
Chesapeake Energy Corp. 2.250%, 12/15/38	1,250,000	1,139,063

Convertible Bonds—(Continued)
Security Description	Shares/Par Amount	Value

Semiconductors & Semiconductor Equipment—0.2%
Linear Technology Corp. Series A 3.000%, 05/01/27	$1,660,000	$1,773,046

Wireless Telecommunication Services—0.1%
NII Holdings, Inc. 3.125%, 06/15/12	800,000	805,000

Total Convertible Bonds (Cost $13,874,695)		14,307,654

Convertible Preferred Stocks—0.7%

Diversified Financial Services—0.7%
Citigroup, Inc. 7.500%, due 12/15/12	47,500	5,707,125

Total Convertible Preferred Stocks (Cost $5,989,216)		5,707,125

Warrants—0.0%

Hotels, Restaurants & Leisure—0.0%
Buffets Restaurant Holdings, Inc. expires 04/28/14*	50	0
HMH Holdings (144A)*	26,513	0

		0

Media—0.0%
Advanstar Holdings Corp. expires 10/15/11*	75	10
Charter Communications, Inc. expires 11/30/14*	281	3,935
Smurfit Kappa Group plc expires 10/01/13* (144A) (b)	100	6,209

		10,154

Software—0.0%
Bankruptcy Management Solution, Inc. expires 12/30/11* (144A)	531	0

Thrifts & Mortgage Finance— 0.0%
CNB Capital Trust I expires 03/23/19*	32,513	0

Total Warrants (Cost $993)		10,154

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—15.7%

Security Description	Par Amount	Value

Mutual Funds—14.2%
State Street Navigator Securities Lending Prime Portfolio (i)	$106,466,191	$106,466,191

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $11,607,003 on 07/01/11 collateralized by $11,110,000 Federal Home Loan Bank at 4.625% due 08/15/12 with a value of $11,839,301.	11,607,000	11,607,000

Total Short-Term Investments (Cost $118,073,191)		118,073,191

Total Investments—113.4% (Cost $828,544,704#)		852,470,812
Other Assets and Liabilities (net)—(13.4)%		(101,028,810)

Net Assets—100.0%		$751,442,002

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $828,544,704. The aggregate unrealized appreciation and depreciation of investments were $36,618,146 and $(12,692,038), respectively, resulting in a net unrealized appreciation of $23,926,108 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $104,829,079 and the collateral received consisted of cash in the amount of $106,466,191. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is in default and/or issuer is in bankruptcy.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Zero coupon bond - Interest rate represents current yield to maturity.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(h)	This Senior Loan will settle after June 30, 2011, at which time the interest rate will be determined.
(i)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $325,964,520 which was 43.4% of net assets.
EUR—	Euro
GBP—	British Pound

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Domestic Bonds & Debt Securities
Aerospace & Defense	$—	$15,217,061	$4,615,225	$19,832,286
Airlines	—	10,046,033	—	10,046,033
Auto Components	—	4,515,387	—	4,515,387
Beverages	—	610,450	—	610,450
Biotechnology	—	922,547	—	922,547
Building Products	—	5,094,268	—	5,094,268
Capital Markets	—	3,441,763	—	3,441,763
Chemicals	—	25,620,236	—	25,620,236
Commercial Banks	—	11,530,812	—	11,530,812
Commercial Services & Supplies	—	22,291,163	7	22,291,170
Computers & Peripherals	—	3,627,950	—	3,627,950
Construction & Engineering	—	3,282,743	—	3,282,743
Consumer Finance	—	22,437,068	—	22,437,068
Consumer Products	—	484,200	—	484,200
Containers & Packaging	—	10,819,214	—	10,819,214
Diversified Consumer Services	—	63,975	—	63,975
Diversified Financial Services	—	26,405,709	—	26,405,709
Diversified Telecommunication Services	—	32,670,226	—	32,670,226
Electric Utilities	—	7,847,332	—	7,847,332
Electrical Equipment	—	1,760,850	—	1,760,850
Energy Equipment & Services	—	12,484,325	—	12,484,325
Food & Staples Retailing	—	2,177,875	—	2,177,875
Food Products	—	3,087,662	—	3,087,662
Gas Utilities	—	7,221,264	—	7,221,264
Health Care Equipment & Supplies	—	4,917,988	—	4,917,988
Health Care Providers & Services	—	22,731,686	—	22,731,686
Health Care Technology	—	5,933,612	—	5,933,612

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$—	$13,246,441	$—	$13,246,441
Household Durables	—	18,568,431	—	18,568,431
Independent Power Producers & Energy Traders	—	11,013,481	—	11,013,481
Industrial—Diversified	—	87,938	—	87,938
Insurance	—	2,521,978	—	2,521,978
Machinery	—	4,875,665	—	4,875,665
Media	—	50,651,102	—	50,651,102
Metals & Mining	—	15,128,159	—	15,128,159
Multiline Retail	—	5,029,985	—	5,029,985
Oil, Gas & Consumable Fuels	—	88,046,660	—	88,046,660
Paper & Forest Products	—	12,732,493	—	12,732,493
Pharmaceuticals	—	5,297,988	—	5,297,988
Professional Services	—	2,486,750	—	2,486,750
Real Estate	—	8,009,381	—	8,009,381
Semiconductors & Semiconductor Equipment	—	1,363,250	—	1,363,250
Software	—	15,311,823	—	15,311,823
Specialty Retail	—	4,726,287	—	4,726,287
Textiles, Apparel & Luxury Goods	—	2,802,427	—	2,802,427
Trading Companies & Distributors	—	854,700	—	854,700
Transportation	—	3,163,450	—	3,163,450
Wireless Telecommunication Services	—	19,790,161	—	19,790,161
Total Domestic Bonds & Debt Securities	—	552,951,949	4,615,232	557,567,181
Total Foreign Bonds & Debt Securities*	—	57,197,452	—	57,197,452
Preferred Stocks
Auto Components	6,022,687	—	—	6,022,687
Consumer Finance	7,175,946	—	—	7,175,946
Diversified Financial Services	15,522,475	8,535,744	—	24,058,219
Media	—	—	241,834	241,834
Road & Rail	—	—	—	—
Thrifts & Mortgage Finance	865,294	—	—	865,294
Total Preferred Stocks	29,586,402	8,535,744	241,834	38,363,980
Loan Participation
Building Products	—	1,000,830	—	1,000,830
Electric Utilities	—	1,059,300	—	1,059,300
Health Care Providers & Services	—	—	2,619,482	2,619,482
Hotels, Restaurants & Leisure	—	4,997,023	—	4,997,023
Media	—	6,764,308	—	6,764,308
Paper & Forest Products	—	2,454,191	—	2,454,191
Real Estate	—	849,240	—	849,240
Road & Rail	—	265,941	—	265,941
Transportation	—	327,817	—	327,817
Wireless Telecommunication Services	—	17,700,075	—	17,700,075
Total Loan Participation	—	35,418,725	2,619,482	38,038,207
Common Stocks
Building Products	24,843	—	—	24,843
Capital Markets	1,051,546	—	—	1,051,546
Chemicals	—	—	—	—
Commercial Banks	1,626,245	—	—	1,626,245
Communications Equipment	718,042	—	—	718,042
Diversified Telecommunication Services	4	—	—	4
Hotels, Restaurants & Leisure	—	—	1	1

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Machinery	$—	$—	$337,500	$337,500
Media	10,247,415	—	592,480	10,839,895
Metals & Mining	—	1,329,660	—	1,329,660
Oil, Gas & Consumable Fuels	4,449,200	—	—	4,449,200
Semiconductors & Semiconductor Equipment	2,828,932	—	—	2,828,932
Software	—	—	—	—
Total Common Stocks	20,946,227	1,329,660	929,981	23,205,868
Total Convertible Bonds*	—	14,307,654	—	14,307,654
Total Convertible Preferred Stocks *	5,707,125	—	—	5,707,125
Warrants
Hotels, Restaurants & Leisure	—	—	—	—
Media	3,935	10	6,209	10,154
Software	—	—	—	—
Thrifts & Mortgage Finance	—	—	—	—
Total Warrants	3,935	10	6,209	10,154
Short-Term Investments
Mutual Funds	106,466,191	—	—	106,466,191
Repurchase Agreement	—	11,607,000	—	11,607,000
Total Short-Term Investments	106,466,191	11,607,000	—	118,073,191
Total Investments	$162,709,880	$681,348,194	$8,412,738	$852,470,812

Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$54,054	$—	$54,054
Forward Contracts to Buy (Depreciation)	—	(99,465)	—	(99,465)
Forward Contracts to Sell Appreciation	—	324,101	—	324,101
Forward Contracts to Sell (Depreciation)	—	(111,233)	—	(111,233)
Total Forward Contracts	$—	$167,457	$—	$167,457

Futures Contracts**
Futures Contracts Short (Depreciation)	$(1,122,718)	$—	$—	$(1,122,718)
Total Futures Contracts	$(1,122,718)	$—	$—	$(1,122,718)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of June 30, 2011	Change in Unrealized Appreciation/ (Depreciation) for Investments held at June 30, 2011
Domestic Bonds & Debt Securities
Aerospace & Defense	$4,680,229	$—	$—	$198,446	$—	$(263,450)	$—	$—	$4,615,225	$198,446
Commercial Banks	—	210,275	—	(765,363)	—	—	555,088	—	—	—
Commercial Services & Supplies	—	24,733	—	(35,686)	—	—	10,960	—	7	(35,686)
Media	2,440	—	—	—	—	—	—	(2,440)	—	—
Loan Participation
Finance	1,635,701	—	(2,959,466)	1,573,489	42,028	(291,752)	—	—	—	—
Health Care-Providers & Services	2,753,978	—	2,695	50	—	(137,241)	—	—	2,619,482	50
Common Stocks
Building Products	577,558	—	(246,724)	343,918	—	(674,752)	—	—	—	—
Hotels, Restaurants & Leisure	1	—	—	—	—	—	—	—	1	—
Machinery	243,900	—	—	93,600	—	—	—	—	337,500	93,600
Media	683,675	—	—	(91,195)	—	—	—	—	592,480	(91,195)
Software	—	—	—	(3,582)	—	—	3,582	—	—	(3,582)
Preferred Stocks
Media	—	—	—	241,834	—	—	—	—	241,834	241,834
Warrants
Media	4,569	—	—	1,640	—	—	—	—	6,209	1,640

Total	$10,582,051	$235,008	$(3,203,495)	$1,557,151	$42,028	$(1,367,195)	$569,630	$(2,440)	$8,412,738	$405,108

Domestic Bonds & Debt Securities and Common Stocks in the amount of $569,630 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

Domestic Bonds & Debt Securities in the amount of $2,440 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$840,863,812
Repurchase Agreement	11,607,000
Cash (c)	3,156,773
Cash denominated in foreign currencies (d)	224,055
Receivable for investments sold	5,909,976
Receivable for shares sold	513,644
Dividends receivable	4,901
Interest receivable	12,099,541
Unrealized appreciation on forward currency contracts	378,155
Other assets	234,260

Total assets	874,992,117

Liabilities
Payables for:
Investments purchased	15,722,798
Shares redeemed	290,506
Variation margin on financial futures contracts	286,160
Unrealized depreciation on forward currency contracts	210,698
Collateral for securities loaned	106,466,191
Accrued Expenses:
Management fees	374,837
Distribution and service fees - Class B	54,010
Administration fees	3,598
Custodian and accounting fees	26,698
Deferred trustees’ fees	20,516
Other expenses	94,103

Total liabilities	123,550,115

Net Assets	$751,442,002

Net Assets Represented by
Paid in surplus	$680,300,726
Accumulated net realized gain	20,225,316
Unrealized appreciation on investments, futures contracts and foreign currency transactions	23,046,874
Undistributed net investment income	27,869,086

Net Assets	$751,442,002
Net Assets
Class A	$499,921,432
Class B	251,520,570
Capital Shares Outstanding*
Class A	58,929,890
Class B	29,838,529
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.48
Class B	8.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $816,937,704.
(b)	Includes securities loaned at value of $104,829,079.
(c)	Includes $2,526,000 of restricted cash pledged as collateral for open futures contracts.
(d)	Identified cost of cash denominated in foreign currencies was $226,200.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$439,223
Interest (b)	32,672,154

Total investment income	33,111,377

Expenses
Management fees	2,677,703
Administration fees	23,677
Custodian and accounting fees	91,522
Distribution and service fees - Class B	325,154
Audit and tax services	22,930
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	21,491
Insurance	4,129
Miscellaneous	4,526

Total expenses	3,207,801

Net investment income	29,903,576

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	35,873,156
Futures contracts	(537,551)
Foreign currency transactions	(3,330,053)

Net realized gain on investments, futures contracts and foreign currency transactions	32,005,552

Net change in unrealized appreciation (depreciation) on:
Investments	(19,754,776)
Futures contracts	(823,648)
Foreign currency transactions	(849,075)

Net change in unrealized depreciation on investments, futures contracts and foreign currency transactions	(21,427,499)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	10,578,053

Net Increase in Net Assets from Operations	$40,481,629

(a)	Net of foreign withholding taxes of $19,725.
(b)	Includes net income on securities loaned of $112,522.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$29,903,576	$59,167,472
Net realized gain on investments, futures contracts, swaps contracts and foreign currency transactions	32,005,552	37,999,882
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(21,427,499)	18,818,212

Net increase in net assets resulting from operations	40,481,629	115,985,566

Distributions to Shareholders
From net investment income
Class A	(46,335,390)	(39,934,624)
Class B	(17,000,919)	(8,375,231)

Net decrease in net assets resulting from distributions	(63,336,309)	(48,309,855)

Net increase (decrease) in net assets from capital share transactions	(142,772,978)	176,878,974

Net Increase (Decrease) in Net Assets	(165,627,658)	244,554,685
Net assets at beginning of period	917,069,660	672,514,975

Net assets at end of period	$751,442,002	$917,069,660

Undistributed net investment income at end of period	$27,869,085	$61,301,819

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	6,531,703	$57,464,936	13,787,820	$113,633,359
Reinvestments	5,432,050	46,335,390	4,948,529	39,934,624
Redemptions	(31,124,422)	(267,159,729)	(10,915,369)	(89,229,314)

Net increase (decrease)	(19,160,669)	$(163,359,403)	7,820,980	$64,338,669

Class B
Sales	7,938,483	$69,532,179	29,915,825	$244,002,581
Reinvestments	2,004,825	17,000,919	1,041,695	8,375,231
Redemptions	(7,649,294)	(65,946,673)	(17,081,151)	(139,837,507)

Net increase	2,294,014	$20,586,425	13,876,369	$112,540,305

Increase (decrease) derived from capital shares transactions		$(142,772,978)		$176,878,974

See accompanying notes to financial statements.

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BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.70		$8.02	$5.80	$8.24	$8.92	$8.84

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.30		0.63	0.77	0.61	0.60	0.63
Net Realized and Unrealized Gain (Loss) on Investments	0.06		0.62	1.85	(2.48)	(0.34)	0.19

Total From Investment Operations	0.36		1.25	2.62	(1.87)	0.26	0.82

Less Distributions
Distributions from Net Investment Income	(0.58)		(0.57)	(0.40)	(0.57)	(0.94)	(0.74)

Total Distributions	(0.58)		(0.57)	(0.40)	(0.57)	(0.94)	(0.74)

Net Asset Value, End of Period	$8.48		$8.70	$8.02	$5.80	$8.24	$8.92

Total Return (%)	4.10		16.10	47.20	(24.20)	2.70	9.81

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.65	*	0.65	0.67	0.67	0.73 (b)	0.96
Ratio of Net Expenses to Average Net Assets (%)(c)	0.65	*	0.65	0.67	0.67	0.72	0.93
Ratio of Net Investment Income to Average Net Assets (%)	6.77	*	7.60	11.24	8.40	7.21	7.34
Portfolio Turnover Rate (%)	59.5		98.6	91.7	57.8	60.2	88.9
Net Assets, End of Period (in millions)	$499.9		$679.1	$563.4	$295.7	$404.1	$77.5

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(d)
Net Asset Value, Beginning of Period	$8.64		$7.98	$5.78	$7.66

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.28		0.60	0.77	0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.08		0.62	1.83	(2.29)

Total From Investment Operations	0.36		1.22	2.60	(1.88)

Less Distributions
Distributions from Net Investment Income	(0.57)		(0.56)	(0.40)	—

Total Distributions	(0.57)		(0.56)	(0.40)	—

Net Asset Value, End of Period	$8.43		$8.64	$7.98	$5.78

Total Return (%)	4.07		15.77	46.65	(24.54)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.90	*	0.90	0.92	0.94	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.90	*	0.90	0.92	0.94	*
Ratio of Net Investment Loss to Average Net Assets (%)	6.54	*	7.29	10.88	8.70	*
Portfolio Turnover Rate (%)	59.5		98.6	91.7	57.8
Net Assets, End of Period (in millions)	$251.5		$238.0	$109.1	$13.2

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(d)	Commencement of operations 4/28/2008.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, forward contracts, swap transactions, paydown adjustments, defaulted bonds, contingent payment debt instrument, ASC-860 (Lehman Brothers counterparty gain/loss) adjustment, premium amortization adjustments, partnerships, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$2,677,703	0.60%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$509,672,360	$—	$682,868,937

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$378,155	Unrealized depreciation on forward foreign currency exchange contracts	$210,698

Equity Index	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	1,122,718

		$378,155		$1,333,416

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Equity Index	Foreign Currency Exchange	Total

Futures contracts	$(537,551)	$—	$(537,551)

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Statement of Operations Location - Net Change in Unrealized Gain (Loss)	Equity Index	Foreign Currency Exchange	Total

Futures contracts	$(823,648)	$—	$(823,648)

Foreign currency transactions	—	(916,729)	(916,729)

	$(823,648)	$(916,729)	$(1,740,377)

For the six months ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional or Face Amounts(a)	Equity Risk	Foreign Currency Risk	Total

Foreign currency transactions	$—	$71,424,200	$71,424,200
Futures contracts short	(22,858)	—	(22,858)

(a)	Averages are based on daily activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Open forward foreign currency exchange contracts at June 30, 2011 were as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

7/27/2011	Citibank N.A.	3,800,000	EUR	$5,515,588	$5,605,654	$(90,066)

7/27/2011	Citibank N.A.	2,000,000	EUR	2,902,941	2,912,340	(9,399)

7/7/2011	Royal Bank of Scotland plc	7,549,500	GBP	12,130,234	12,076,180	54,054

Net Unrealized Depreciation						$(45,411)

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

7/27/2011	UBS AG	40,330,500	EUR	$58,538,525	$58,626,835	$88,310

7/27/2011	Citibank N.A.	575,000	EUR	834,595	851,401	16,806

7/27/2011	Citibank N.A.	1,030,000	EUR	1,495,014	1,474,655	(20,359)

7/27/2011	Citibank N.A.	55,500	EUR	80,556	81,429	873

7/27/2011	Citibank N.A.	168,500	EUR	244,573	245,294	721

7/27/2011	Citibank N.A.	122,000	EUR	177,079	175,025	(2,054)

7/27/2011	Royal Bank of Scotland plc	955,000	EUR	1,386,154	1,382,081	(4,073)

7/27/2011	UBS AG	1,485,000	EUR	2,155,433	2,123,867	(31,566)

7/7/2011	Citibank N.A.	6,692,000	GBP	10,752,438	10,941,420	188,982

7/7/2011	UBS AG	503,000	GBP	808,200	821,708	13,508

7/7/2011	UBS AG	471,000	GBP	756,783	771,684	14,901

10/7/2011	Royal Bank of Scotland plc	7,549,500	GBP	12,116,277	12,063,096	(53,181)

Net Unrealized Appreciation						$212,868

EUR—Euro

GBP—British Pound

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BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Futures Contracts

The futures contracts outstanding as of June 30, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Net Unrealized Depreciation

S&P 500 E Mini Index Futures	09/16/2011	(511)	$(32,488,307)	$(33,611,025)	$(1,122,718)

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$48,309,855	$23,386,987	$—	$—	$48,309,855	$23,386,987

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$63,231,362	$—	$42,869,084	$(12,088,188)	$94,012,258

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$8,157,997	$3,930,191	$12,088,188

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

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BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

10. Income Tax Information - continued

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

11. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the BlackRock Large Cap Core Portfolio returned 11.14%, 10.99% and 10.94%, respectively, compared to its benchmark, the Russell 1000 Index1, which returned 6.37%.

Market Environment/Conditions

Midway through the first quarter of 2011, economic expectations accelerated sharply, which helped produce a remarkable increase in equity prices. Those trends ended in the face of political uprisings throughout the Middle East and North Africa, the potential for nuclear catastrophe in Japan and the previously existing concerns over emerging markets. Markets loathe uncertainty, and when uncertainty increases, it is generally met with corrections and higher levels of volatility, as observed in March. Nonetheless, equity market gains from January and February were enough to leave most indices in positive territory for the first quarter.

The second quarter of 2011 began much the same way that the first quarter ended: confidence levels were improving, the economy was recovering and investors were moving back into equity markets at a sustained pace. That backdrop changed markedly in May and June, however, as concerns grew about rising oil prices, escalating problems related to the European sovereign debt crisis and, above all, a weaker tone to economic growth. In our opinion, some of the weakness in U.S. economic data that occurred over the past couple of months can be attributed to temporary factors. The oil price spike has already receded somewhat and data was also depressed by such factors as flooding in the southern United States and the impact of the natural disasters in Japan that occurred in March. In any case, the soft patch in economic data is real and the pace of growth has slowed to less than it was last year. The S&P 500 Index was up 6.02% for the six-month period ended June 30, 2011.

Portfolio Review/Current Positioning

The Portfolio’s outperformance relative to its benchmark, the Russell 1000 Index, for the six-month period was primarily attributable to an overweight and stock selection in Consumer Discretionary and Healthcare, and an underweight and stock selection in Financials.

In Consumer Discretionary, the retail and media industries remained areas of strength. Sales and margin improvements continued in the retail space, driving solid results for the Portfolio’s holdings. Media industry outperformance was attributable to strong advertising trends, which were notable for the fact that they belied market fears of a pullback in spending from auto companies due to disruptions in Japan. Moreover, annual up-front negotiations—whereby broadcasters negotiate with advertisers and sell forward advertising space for the next TV season—were very strong, yielding another year of double-digit price increases. Within Healthcare, our long-standing allocation to the providers & services industry contributed to relative performance, as the industry benefited from a combination of benign utilization trends and controlled pricing. Stock selection in the biotechnology industry was also positive for the period. Finally, an underweight in the Financials sector, especially within the diversified financial services and banking industries, also benefited relative performance as the reemergence of macroeconomic risks/concerns heightened skepticism and uncertainty for the group.

On the negative side, the Portfolio’s underweight in the Energy sector and stock selection decisions within the Industrials sector detracted from relative performance over the period.

During the six-month period, the largest increases in the Portfolio’s weightings were in the Energy, Information Technology (IT) and Healthcare sectors. Those increases were funded by decreasing the Portfolio’s weightings in the Consumer Discretionary, Utilities and Industrials sectors. The Portfolio’s largest purchases during the period included Pfizer, Chevron and Conoco Phillips, while the largest sales included Intel, Comcast and Abbott Laboratories.

We continued to maintain a balance in the Portfolio between domestic cyclicals on the one hand and more dependable growth on the other. At period-end, the Portfolio’s largest sector overweights relative to its benchmark include Healthcare, IT and Consumer Discretionary, while the largest underweight sectors were Financials, Consumer Staples and Utilities.

Bob Doll

Senior Portfolio Manager

Daniel Hanson

Peter Stournaras

Associate Portfolio Managers

BlackRock Advisors, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not

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BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary* (continued)

reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
General Electric Co.	2.3
Chevron Corp.	2.3
Pfizer, Inc.	2.2
Microsoft Corp.	1.9
Exxon Mobil Corp.	1.9
Philip Morris International, Inc.	1.8
ConocoPhillips Co.	1.7
Apple, Inc.	1.4
UnitedHealth Group, Inc.	1.4
Amgen, Inc.	1.4

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	30.1
Technology	22.9
Communications	11.5
Energy	10.3
Industrials	9.2
Cyclical	6.7
Financials	4.6
Basic Materials	3.9
Utilities	0.7
Cash & Equivalents	0.1

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BlackRock Large Cap Core Portfolio

BlackRock Large Cap Core Portfolio managed by

BlackRock Advisors, LLC vs. Russell 1000 Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Large Cap Core Portfolio—Class A	11.14%	35.61%	2.15%	1.98%	—
Class B	10.99%	35.27%	—	—	-1.50%
Class E	10.94%	35.35%	—	—	-1.40%
Russell 1000 Index	6.37%	31.93%	3.30%	3.21%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Index is an unmanaged index which measures the performances of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 3/23/1998. Inception of Class B and Class E shares is 4/30/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.62%	$1,000.00	$1,111.40	$3.25
Hypothetical*	0.62%	1,000.00	1,021.72	3.11

Class B(a)
Actual	0.87%	$1,000.00	$1,109.90	$4.55
Hypothetical*	0.87%	1,000.00	1,020.48	4.36

Class E(a)
Actual	0.77%	$1,000.00	$1,109.40	$4.03
Hypothetical*	0.77%	1,000.00	1,020.98	3.86

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—99.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
General Dynamics Corp.	70,000	$5,216,400
Lockheed Martin Corp.	180,000	14,574,600
Raytheon Co.	244,000	12,163,400
Textron, Inc. (a)	330,000	7,791,300

		39,745,700

Airlines—0.3%
Southwest Airlines Co.	340,000	3,882,800

Auto Components—1.6%
Autoliv, Inc. (a)	110,000	8,629,500
TRW Automotive Holdings Corp.*	180,000	10,625,400

		19,254,900

Beverages—0.5%
Dr Pepper Snapple Group, Inc.	140,000	5,870,200

Biotechnology—2.5%
Amgen, Inc.*	280,000	16,338,000
Biogen Idec, Inc.*	130,000	13,899,600

		30,237,600

Capital Markets—1.5%
Ameriprise Financial, Inc.	20,000	1,153,600
SEI Investments Co.	140,000	3,151,400
TD Ameritrade Holding Corp.	610,000	11,901,100
Waddell & Reed Financial, Inc.—Class A	40,000	1,454,000

		17,660,100

Commercial Services & Supplies—0.6%
Avery Dennison Corp.	190,000	7,339,700

Communications Equipment—1.1%
Motorola Solutions, Inc.*	290,000	13,351,600
Tellabs, Inc.	40,000	184,400

		13,536,000

Computers & Peripherals—5.5%
Apple, Inc.*	50,000	16,783,500
Dell, Inc.*	920,000	15,336,400
QLogic Corp.*	620,000	9,870,400
Seagate Technology plc	760,000	12,281,600
Western Digital Corp.*	320,000	11,641,600

		65,913,500

Construction & Engineering—1.7%
Chicago Bridge & Iron Co. N.V.	200,000	7,780,000
Fluor Corp.	190,000	12,285,400

		20,065,400

Security Description	Shares	Value

Consumer Finance—2.3%
Capital One Financial Corp.	270,000	$13,950,900
Discover Financial Services	520,000	13,910,000

		27,860,900

Diversified Consumer Services—1.8%
Apollo Group, Inc.—Class A*	30,000	1,310,400
Career Education Corp.* (a)	140,000	2,961,000
H&R Block, Inc. (a)	190,000	3,047,600
ITT Educational Services, Inc.* (a)	140,000	10,953,600
Service Corp. International	250,000	2,920,000

		21,192,600

Diversified Financial Services—1.4%
JPMorgan Chase & Co.	50,000	2,047,000
Moody’s Corp.	270,000	10,354,500
NASDAQ OMX Group, Inc. (The)*	170,000	4,301,000

		16,702,500

Diversified Telecommunication Services—1.6%
AT&T, Inc.	150,000	4,711,500
Verizon Communications, Inc.	400,000	14,892,000

		19,603,500

Electric Utilities—0.5%
NV Energy, Inc.	420,000	6,447,000

Electronic Equipment, Instruments & Components—1.0%
Corning, Inc.	690,000	12,523,500

Food & Staples Retailing—2.1%
Kroger Co. (The)	530,000	13,144,000
Safeway, Inc. (a)	500,000	11,685,000

		24,829,000

Health Care Providers & Services—10.1%
Aetna, Inc.	300,000	13,227,000
AmerisourceBergen Corp.	330,000	13,662,000
Cardinal Health, Inc.	130,000	5,904,600
CIGNA Corp.	30,000	1,542,900
Coventry Health Care, Inc.*	239,000	8,716,330
Health Management Associates, Inc.—Class A*	1,110,000	11,965,800
Health Net, Inc.*	320,000	10,268,800
Humana, Inc.	40,000	3,221,600
Lincare Holdings, Inc. (a)	162,000	4,741,740
McKesson Corp.	90,000	7,528,500
Tenet Healthcare Corp.*	1,600,000	9,984,000

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
UnitedHealth Group, Inc.	320,000	$16,505,600
WellPoint, Inc.	190,000	14,966,300

		122,235,170

Household Products—0.3%
Procter & Gamble Co. (The)	60,000	3,814,200

Industrial Conglomerates—2.3%
General Electric Co.	1,490,000	28,101,400

Insurance—0.4%
Brown & Brown, Inc.	100,000	2,566,000
Principal Financial Group, Inc.	70,000	2,129,400

		4,695,400

IT Services—2.0%
Amdocs, Ltd.*	130,000	3,950,700
International Business Machines Corp.	40,000	6,862,000
Western Union Co.	660,000	13,219,800

		24,032,500

Life Sciences Tools & Services—2.8%
Agilent Technologies, Inc.*	270,000	13,799,700
Illumina, Inc.* (a)	170,000	12,775,500
Pharmaceutical Product Development, Inc.	267,000	7,166,280

		33,741,480

Machinery—0.7%
AGCO Corp.*	70,000	3,455,200
Harsco Corp.	50,000	1,630,000
Timken Co. (The)	70,000	3,528,000

		8,613,200

Media—4.3%
CBS Corp.—Class B	500,000	14,245,000
DIRECTV—Class A*	310,000	15,754,200
Interpublic Group of Cos., Inc. (The)	1,090,000	13,625,000
Time Warner Cable, Inc.	100,000	7,804,000

		51,428,200

Metals & Mining—3.3%
Alcoa, Inc.	810,000	12,846,600
Cliffs Natural Resources, Inc.	150,000	13,867,500
Walter Energy, Inc.	110,000	12,738,000

		39,452,100

Security Description	Shares	Value

Multi-Utilities—0.2%
CMS Energy Corp.	110,000	$2,165,900

Multiline Retail—0.4%
Nordstrom, Inc.	110,000	5,163,400

Oil, Gas & Consumable Fuels—10.3%
Arch Coal, Inc.	100,000	2,666,000
Chevron Corp.	270,000	27,766,800
ConocoPhillips Co.	280,000	21,053,200
Exxon Mobil Corp.	280,000	22,786,400
Marathon Oil Corp.	310,000	16,330,800
Murphy Oil Corp.	90,000	5,909,400
Tesoro Corp.* (a)	570,000	13,058,700
Valero Energy Corp.	550,000	14,063,500

		123,634,800

Paper & Forest Products—0.6%
International Paper Co.	260,000	7,753,200

Personal Products—0.9%
Herbalife, Ltd.	190,000	10,951,600

Pharmaceuticals—6.0%
Bristol-Myers Squibb Co.	550,000	15,928,000
Eli Lilly & Co.	400,000	15,012,000
Forest Laboratories, Inc.* (a)	270,000	10,621,800
Johnson & Johnson	70,000	4,656,400
Pfizer, Inc.	1,270,000	26,162,000

		72,380,200

Semiconductors & Semiconductor Equipment—12.5%
Altera Corp.	300,000	13,905,000
Analog Devices, Inc.	320,000	12,524,800
Applied Materials, Inc.	1,050,000	13,660,500
Atmel Corp.*	860,000	12,100,200
Cypress Semiconductor Corp.*	350,000	7,399,000
International Rectifier Corp.*	100,000	2,797,000
Lam Research Corp.*	280,000	12,398,400
Marvell Technology Group, Ltd.*	570,000	8,416,050
Maxim Integrated Products, Inc.	290,000	7,412,400
National Semiconductor Corp.	490,000	12,058,900
NVIDIA Corp.*	780,000	12,429,300
ON Semiconductor Corp.*	1,020,000	10,679,400
Teradyne, Inc.* (a)	710,000	10,508,000
Texas Instruments, Inc.	440,000	14,445,200

		150,734,150

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—5.3%
Autodesk, Inc.*	340,000	$13,124,000
CA, Inc.	450,000	10,278,000
Cadence Design Systems, Inc.* (a)	260,000	2,745,600
Microsoft Corp.	900,000	23,400,000
Symantec Corp.*	710,000	14,001,200

		63,548,800

Specialty Retail—3.2%
Chico’s FAS, Inc. (a)	350,000	5,330,500
GameStop Corp.—Class A* (a)	190,000	5,067,300
Limited Brands, Inc. (a)	320,000	12,304,000
Ross Stores, Inc.	100,000	8,012,000
Williams-Sonoma, Inc.	210,000	7,662,900

		38,376,700

Textiles, Apparel & Luxury Goods—1.2%
Coach, Inc.	220,000	14,064,600

Tobacco—1.8%
Philip Morris International, Inc.	330,000	22,034,100

Wireless Telecommunication Services—2.0%
MetroPCS Communications, Inc.*	580,000	9,981,800
Sprint Nextel Corp.*	2,580,000	13,906,200

		23,888,000

Total Common Stocks (Cost $1,053,668,170)		1,203,474,000

Short-Term Investments—7.4%

Mutual Funds—7.3%
State Street Navigator Securities Lending Prime Portfolio (b)	87,462,255	87,462,255

Security Description	Par Amount	Value

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $1,498,000 on 07/01/11 collateralized by $1,520,000 Freddie Mac at 3.500% due 08/18/20 with a value of $1,531,400.	$1,498,000	$1,498,000

Total Short-Term Investments (Cost $88,960,255)		88,960,255

Total Investments—107.3% (Cost $1,142,628,425#)		1,292,434,255
Other Assets and Liabilities (net)—(7.3)%		(87,463,136)

Net Assets—100.0%		$1,204,971,119

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,142,628,425. The aggregate unrealized appreciation and depreciation of investments were $168,085,123 and $(18,279,293), respectively, resulting in net unrealized appreciation of $149,805,830 for federal income tax purpose.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $87,120,713 and the collateral received consisted of cash in the amount of $87,462,255 and non-cash collateral with a value of $1,004,554. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,203,474,000	$—	$—	$1,203,474,000
Short-Term Investments
Mutual Funds	87,462,255	—	—	87,462,255
Repurchase Agreement	—	1,498,000	—	1,498,000
Total Short-Term Investments	87,462,255	1,498,000	—	88,960,255
Total Investments	$1,290,936,255	$1,498,000	$—	$1,292,434,255

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$1,290,936,255
Repurchase Agreement	1,498,000
Cash	8,512
Receivable for investments sold	31,500
Receivable for shares sold	185,076
Dividends receivable	1,281,701

Total assets	1,293,941,044

Liabilities
Payables for:
Shares redeemed	720,437
Collateral for securities loaned	87,462,255
Accrued Expenses:
Management fees	552,301
Distribution and service fees - Class B	19,883
Distribution and service fees - Class E	13,340
Administration fees	5,295
Custodian and accounting fees	11,412
Deferred trustees’ fees	20,516
Other expenses	164,486

Total liabilities	88,969,925

Net Assets	$1,204,971,119

Net Assets Represented by
Paid in surplus	$1,386,245,011
Accumulated net realized loss	(336,736,000)
Unrealized appreciation on investments	149,805,830
Undistributed net investment income	5,656,278

Net Assets	$1,204,971,119

Net Assets
Class A	$993,106,247
Class B	100,541,437
Class E	111,323,435
Capital Shares Outstanding*
Class A	103,782,206
Class B	10,651,346
Class E	11,705,833
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.57
Class B	9.44
Class E	9.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,141,130,425.
(b)	Includes securities loaned at value of $87,120,713.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$9,174,526
Interest (b)	93,057

Total investment income	9,267,583

Expenses
Management fees	3,459,182
Administration fees	30,632
Custodian and accounting fees	41,465
Distribution and service fees - Class B	112,302
Distribution and service fees - Class E	82,277
Audit and tax services	15,673
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	118,151
Insurance	2,426
Miscellaneous	6,820

Total expenses	3,905,597
Less management fee waiver	(29,321)

Net expenses	3,876,276

Net investment income	5,391,307

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	123,375,991

Net change in unrealized depreciation on investments	(5,967,889)

Net realized and unrealized gain on investments	117,408,102

Net Increase in Net Assets from Operations	$122,799,409

(a)	Net of foreign withholding taxes of $3,000.
(b)	Includes net income on securities loaned of $92,955.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$5,391,307	$12,546,205
Net realized gain on investments	123,375,991	79,975,876
Net change in unrealized appreciation (depreciation) on investments	(5,967,889)	35,437,565

Net increase in net assets resulting from operations	122,799,409	127,959,646

Distributions to Shareholders
From net investment income
Class A	(10,408,699)	(12,053,700)
Class B	(835,668)	(713,285)
Class E	(1,028,712)	(1,220,015)

Net decrease in net assets resulting from distributions	(12,273,079)	(13,987,000)

Net decrease in net assets from capital share transactions	(29,471,061)	(71,950,559)

Net Increase (Decrease) in Net Assets	81,055,269	42,022,087
Net assets at beginning of period	1,123,915,850	1,081,893,763

Net assets at end of period	$1,204,971,119	$1,123,915,850

Undistributed net investment income at end of period	$5,656,278	$12,538,050

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	447,577	$4,181,141	967,743	$7,604,914
Reinvestments	1,085,370	10,408,699	1,429,858	12,053,700
Redemptions	(5,665,302)	(52,973,231)	(12,566,712)	(99,229,090)

Net decrease	(4,132,355)	$(38,383,391)	(10,169,111)	$(79,570,476)

Class B
Sales	2,420,029	$22,401,058	3,169,064	$24,637,990
Reinvestments	88,337	835,668	85,628	713,285
Redemptions	(1,091,971)	(10,023,572)	(1,348,415)	(10,485,056)

Net increase	1,416,395	$13,213,154	1,906,277	$14,866,219

Class E
Sales	1,137,972	$10,552,565	1,754,461	$13,820,162
Reinvestments	107,945	1,028,712	145,413	1,220,015
Redemptions	(1,712,046)	(15,882,101)	(2,830,210)	(22,286,479)

Net decrease	(466,129)	$(4,300,824)	(930,336)	$(7,246,302)

Decrease derived from capital shares transactions		$(29,471,061)		$(71,950,559)

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.70		$7.82	$6.67	$11.14	$11.20	$10.14

Income Gain (Loss) from Investment Operations
Net Investment Income(a)	0.04		0.10	0.09	0.11	0.09	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.93		0.89	1.17	(4.10)	0.63	1.37

Total From Investment Operations	0.97		0.99	1.26	(3.99)	0.72	1.42

Less Distributions
Distributions from Net Investment Income	(0.10)		(0.11)	(0.11)	(0.06)	(0.08)	(0.02)
Distributions from Net Realized Capital Gains	—		—	—	(0.42)	(0.70)	(0.34)

Total Distributions	(0.10)		(0.11)	(0.11)	(0.48)	(0.78)	(0.36)

Net Asset Value, End of Period	$9.57		$8.70	$7.82	$6.67	$11.14	$11.20

Total Return (%)	11.14		12.64	19.34	(37.17)	6.55	14.25

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.63	*	0.64	0.65	0.62	0.65 (c)	1.04
Ratio of Net Expenses to Average Net Assets (%)(d)	0.62	*	0.64	0.65	0.62	0.64	0.98
Ratio of Net Investment Income to Average Net Assets (%)	0.95	*	1.21	1.39	1.20	0.83	0.48
Portfolio Turnover Rate (%)	55.4		132.5	130.4	102.8	87.3	72.2
Net Assets, End of Period (in millions)	$993.10		$939.4	$923.5	$1,041.2	$1,716.0	$131.0

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$8.58		$7.72	$6.58	$11.01	$10.91

Income Gain (Loss) from Investment Operations
Net Investment Income(a)	0.03		0.08	0.07	0.08	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.91		0.87	1.16	(4.04)	0.06

Total From Investment Operations	0.94		0.95	1.23	(3.96)	0.10

Less Distributions
Distributions from Net Investment Income	(0.08)		(0.09)	(0.09)	(0.05)	—
Distributions from Net Realized Capital Gains	—		—	—	(0.42)	—

Total Distributions	(0.08)		(0.09)	(0.09)	(0.47)	—

Net Asset Value, End of Period	$9.44		$8.58	$7.72	$6.58	$11.01

Total Return (%)	10.99		12.36	19.10	(37.36)	0.92

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.88	*	0.89	0.90	0.87	0.89	*(c)
Ratio of Net Expenses to Average Net Assets (%)(d)	0.87	*	0.89	0.90	0.87	0.89	*
Ratio of Net Investment Income to Average Net Assets (%)	0.71	*	0.98	1.11	0.96	0.58	*
Portfolio Turnover Rate (%)	55.4		132.5	130.4	102.8	87.3
Net Assets, End of Period (in millions)	$100.5		$79.3	$56.6	$33.5	$47.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$8.65		$7.77	$6.62	$11.07	$10.96

Income Gain (Loss) from Investment Operations
Net Investment Income(a)	0.04		0.08	0.08	0.09	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.91		0.89	1.16	(4.07)	0.06

Total From Investment Operations	0.95		0.97	1.24	(3.98)	0.11

Less Distributions
Distributions from Net Investment Income	(0.09)		(0.09)	(0.09)	(0.05)	—
Distributions from Net Realized Capital Gains	—		—	—	(0.42)	—

Total Distributions	(0.09)		(0.09)	(0.09)	(0.47)	—

Net Asset Value, End of Period	$9.51		$8.65	$7.77	$6.62	$11.07

Total Return (%)	10.94		12.58	19.20	(37.30)	1.00

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.78	*	0.79	0.80	0.77	0.79	*(c)
Ratio of Net Expenses to Average Net Assets (%)(d)	0.77	*	0.79	0.80	0.77	0.79	*
Ratio of Net Investment Income to Average Net Assets (%)	0.80	*	1.06	1.23	1.04	0.69	*
Portfolio Turnover Rate (%)	55.4		132.5	130.4	102.8	87.3
Net Assets, End of Period (in millions)	$111.3		$105.2	$101.8	$96.6	$179.6

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/30/2007.
(c)	Excludes effect of deferred expense reimbursement.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B, and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$3,459,182	0.625%	First $250 Million

	0.600%	$250 Million to $500 Million

	0.575%	$500 Million to $1 Billion

	0.550%	$1 Billion to $2 Billion

	0.500%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2011, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $500 million but less than $2 billion. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 24, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of: 0.550% of the Portfolio’s average daily net

15

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

assets in excess of $500 million up to $1 billion and 0.525% of the Portfolio’s average daily net assets in excess of $1 billion up to $2 billion. This arrangement was voluntary for the period from May 1, 2011 through May 23, 2011. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$659,665,856	$—	$697,589,652

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$13,987,000	$18,488,259	$—	$—	$13,987,000	$18,488,259

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$12,554,352	$—	$136,692,405	$(441,030,677)	$(291,783,920)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2011	Expiring 12/31/2016	Expiring 12/31/2017	Total

$14,588,867	$219,324,203	$207,117,607	$441,030,677

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

17

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned 6.82%, 6.52% and 6.68%, respectively, compared to its benchmark, the FTSE EPRA/NAREIT Developed Index1, which returned 6.07%.

Market Environment/Conditions

During the trailing six months, global property companies have delivered a positive total return of a little more than 6% despite a June retracement, which gave back some of the gains achieved so far this year. Positive total returns have been generated primarily by property companies in the European region and the Americas, while property companies in the Asia-Pacific region continue to be challenged by the headwinds of governmental and central bank tightening measures. The global economic backdrop continues to be somewhat bifurcated, with Western economies attempting to nurse a fragile recovery and Asian economies (ex-Japan) attempting to cool robust growth. In this environment, property fundamentals continue to exhibit evidence of sustained improvement as recovering demand and limited supply of property generally combine to support the case for improved earnings prospects. Risks continue to include an economic recovery which occurs too slowly or, conversely, that governmental and central bank policy unwittingly creates inflationary pressures which prove difficult to contain. The ability for macro-economic policy to successfully support and sustain economic growth remains a critical backdrop to the continued recovery in property fundamentals.

The economic outlook has recently become more muted as economic releases during the most recent quarter brought into question the trajectory of economic recovery, particularly in the U.S. where the housing and jobs numbers have been tepid. Governments in Asia ex-Japan continue to attempt to engineer a gradual economic slowdown via increased tightening measures in the face of an otherwise heated environment with cost pressure from raw materials, food, commodities and housing. Europe continues to be beset by sovereign debt challenges, most recently highlighted by events in Greece. Also, contributing to economic challenges among Western economies are the forces of deleveraging, which continue to provide a long-term drag to the pace of economic rebound. In the U.S., private market debt has largely shifted to the government which has not effectively articulated a credible path to reduce it. In Europe, politics play out over the fiscal fate of nations in trouble, as Northern European countries, including Germany, struggle with reconciling their role in the European Union, including the eventuality of having to subsidize weaker nations within the Union, particularly at the moment Greece.

Inflation is increasingly an economic reality, not only in the Asia-Pacific region, which has been battling heated commodity, food and residential housing prices over the past several years, but in Western markets, too, where 2011 consumer price index (CPI) expectations have trended higher. The nature of the source of inflationary pressures among Western economies includes higher commodity costs, including oil, and low interest rate policies among central banks. While Western banks have generally maintained accommodative monetary policy, central banks in Asia ex-Japan are well into a tightening phase in response to heated commodity and housing prices.

While inflation and its effect on real estate remains a complicated subject, there is little doubt that landlords have the ability to benefit from inflationary pressures via higher rents in the face of a cost structure which includes a high component of fixed costs. Listed property management teams will increasingly need to manage their real estate portfolios in anticipation of inflation.

Portfolio Review/Current Positioning

During the past six months, the Portfolio’s outperformance has primarily been the result of good stock selection in the Americas and the Asia-Pacific region. In the Americas, U.S. stock selection was bolstered by the outperformance of office, apartment and mall companies as positions in companies with exposure to select central business district markets, primarily Manhattan and Washington, DC, have added the most value to relative performance. A bias toward companies that focus on supply-constrained coastal markets within the apartment sector as well as a bias toward high-quality mall companies have also helped performance within the U.S. portion of the Portfolio during the period. In the Asia-Pacific region, stock picks have added value as the Portfolio is overweight the office and retail sectors and underweight the residential sector, which continues to be choppy in the face of tightening measures specifically intended to cool demand. Stock selection in Hong Kong and Australia contributed to relative performance, while stock selection in Japan detracted from relative performance during the period. In Europe, portfolio positions in companies which focus on the London office market have outperformed, although the underperformance of French holdings in the portfolio have negated the outperformance within the region. Asset allocation decision have also added value during the period as favorable country selection in Europe as well as the Americas have benefited relative performance, while contributions in the Asia-Pacific region have been flat.

In an investment landscape where current yield via the dividend is arguably scarce, a global listed property portfolio distinguishes itself by offering a dividend yield in the 3-4% range. Furthermore, dividend levels are growing as fundamentals improve. Many real estate investment trusts (“REITs”) are bolstering distributions simply in order to maintain REIT status, which dictates, among other things, that a company pays out a minimum level of taxable net income as a dividend to shareholders.

Recent market weakness has improved the valuation of listed companies relative to what we believe the underlying real estate value to be, or net asset value (“NAV”). As of the end of the second quarter we estimate global property companies are trading at an average 7% discount to NAV on a global weighted average basis which we find to be reasonable at this stage of the economic recovery and property cycle. In the U.S., we estimate property companies are trading at a modest premium to NAV.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary* (continued)

Fundamental to the recovery of property companies is continued access to capital, both equity and debt. We estimate that property companies globally have raised nearly $110 billion of equity over the past two years and in excess of $44 billion in unsecured debt. Debt has been raised competitively at spreads which are equal to or less than pre-credit crisis levels.

We remain positive on regions and property types which are more responsive to improving economic conditions. This includes being positioned toward geographies and property types that benefit sooner from economic improvement, including the apartment sector in the U.S. and office markets in particular central business districts with a financial orientation, including New York, London, Hong Kong, Singapore and Sydney. In the Asia-Pacific region, we remain positively disposed to the commercial property sectors of office, retail and industrial and are cautious on residential with the exception of the Tokyo market. We prefer companies with above average dividend yields and that have a bias toward quality as measured by property type, management, balance sheet, geography and business strategy. We continue to believe that current yield via the dividend will be a critical and material component of total return for an investor in a global real estate securities strategy.

T. Ritson Ferguson, CFA Co-Chief Investment Officer

Steven D. Burton, CFA Co-Chief Investment Officer

Joseph P. Smith, CFA Co-Chief Investment Officer

Portfolio Manager

CBRE Clarion Securities LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
Simon Property Group, Inc. (REIT)	4.1
Unibail-Rodamco (REIT)	3.6
Sun Hung Kai Properties, Ltd.	3.5
Equity Residential (REIT)	3.4
ProLogis, Inc.	2.9
Vornado Realty Trust (REIT)	2.9
Boston Properties, Inc. (REIT)	2.8
Mitsubishi Estate Co., Ltd.	2.7
Mitsui Fudosan Co., Ltd.	2.3
Hongkong Land Holdings, Ltd.	2.2

Top Countries

% of Market Value of Total Investments
United States	55.7
Australia	7.2
Japan	7.2
Hong Kong	7.0
France	5.7
United Kingdom	4.2
Canada	3.9
Singapore	3.4
Bermuda	2.4
Others	3.3

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Clarion Global Real Estate Portfolio

Clarion Global Real Estate Portfolio managed by

CBRE Clarion Securities LLC vs. FTSE EPRA/NAREIT Developed Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
Clarion Global Real Estate Portfolio—Class A	6.82%	33.75%	-0.15%	7.67%
Class B	6.52%	33.31%	-0.41%	7.40%
Class E	6.68%	33.61%	-0.30%	7.52%
FTSE EPRA/NAREIT Developed Index[1]	6.07%	33.36%	1.49%	9.57%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 5/1/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.67%	$1,000.00	$1,068.20	$3.44
Hypothetical*	0.67%	1,000.00	1,021.47	3.36

Class B
Actual	0.92%	$1,000.00	$1,065.20	$4.71
Hypothetical*	0.92%	1,000.00	1,020.23	4.61

Class E
Actual	0.82%	$1,000.00	$1,066.80	$4.20
Hypothetical*	0.82%	1,000.00	1,020.73	4.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Australia—9.2%
Dexus Property Group (REIT) (a)	17,001,012	$16,096,078
Goodman Group (REIT)	19,459,514	14,734,969
GPT Group (REIT)	5,635,020	19,154,700
ING Office Fund (REIT)	16,565,900	11,489,122
Mirvac Group (REIT)	7,015,497	9,436,992
Stockland (REIT)	5,507,036	20,196,691
Westfield Group (REIT)	3,663,550	34,158,839
Westfield Retail Trust (REIT)	6,748,715	19,656,832

		144,924,223

Bermuda—3.0%
Great Eagle Holdings, Ltd. (a)	1,005,600	3,360,685
Hongkong Land Holdings, Ltd.	4,959,700	35,352,613
Kerry Properties, Ltd.	1,800,600	8,725,497

		47,438,795

Brazil—0.5%
BR Malls Participacoes S.A.	372,600	4,264,361
Sonae Sierra Brasil S.A.	216,000	3,365,370

		7,629,731

Canada—5.0%
Brookfield Asset Management, Inc.—Class A	142,500	4,726,725
Brookfield Properties Corp.	1,129,100	21,769,048
Calloway Real Estate Investment Trust (REIT)	425,300	11,119,329
Canadian Real Estate Investment Trust (REIT)	92,000	3,167,643
Cominar Real Estate Investment Trust (REIT)	202,000	4,612,953
H&R Real Estate Investment Trust (REIT)	281,000	6,306,290
Primaris Retail Real Estate Investment Trust (REIT)	146,500	3,198,159
RioCan Real Estate Investment Trust (REIT)	911,100	24,510,173

		79,410,320

Cayman Islands—1.3%
Longfor Properties (a)	6,117,000	9,459,019
Shimao Property Holdings, Ltd. (a)	4,609,000	5,745,100
Soho China, Ltd. (a)	5,523,900	4,961,745

		20,165,864

France—7.3%
Accor S.A. (a)	181,230	8,126,835
ICADE (REIT)	126,200	15,585,393

Security Description	Shares	Value

France—(Continued)
Klepierre (REIT)	314,580	$13,001,278
Mercialys (REIT)	188,570	8,003,435
Nexity	149,790	7,168,365
Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT)	47,400	6,812,144
Unibail-Rodamco (REIT)	244,950	56,692,752

		115,390,202

Germany—0.6%
GSW Immobilien AG	198,150	6,805,877
IVG Immobilien AG*	399,810	3,127,360

		9,933,237

Hong Kong—8.8%
Cheung Kong Holdings, Ltd. (a)	520,900	7,660,579
China Overseas Land & Investment, Ltd. (a)	6,645,000	14,394,950
Hang Lung Properties, Ltd.	1,833,100	7,616,560
Hysan Development Co., Ltd.	845,500	4,202,159
Link (The) (REIT)	6,668,000	22,808,721
Sino Land Co., Ltd. (a)	1,812,000	2,939,135
Sun Hung Kai Properties, Ltd. (a)	3,759,700	54,724,650
Wharf Holdings, Ltd. (The) (a)	3,681,080	25,714,179

		140,060,933

Japan—9.1%
Advance Residence Investment (REIT)	1,527	3,197,338
Frontier Real Estate Investment Corp. (REIT) (a)	792	6,979,180
Japan Real Estate Investment Corp. (REIT)	1,324	12,983,374
Japan Retail Fund Investment Corp. (REIT)	2,840	4,376,295
Kenedix Realty Investment Corp. (REIT)	581	2,232,319
Mitsubishi Estate Co., Ltd.	2,437,010	42,707,045
Mitsui Fudosan Co., Ltd.	2,096,674	36,084,954
Nippon Accommodations Fund, Inc. (REIT)	522	3,923,724
Nippon Building Fund, Inc. (REIT) (a)	577	5,621,834
Nomura Real Estate Holdings, Inc.	319,000	5,316,381
Sumitomo Realty & Development Co., Ltd.	763,300	17,035,541
United Urban Investment Corp. (REIT)	3,472	4,003,630

		144,461,615

Netherlands—0.8%
Corio N.V. (REIT)	159,030	10,550,361
Eurocommercial Properties N.V. (REIT)	57,100	2,843,824

		13,394,185

See accompanying notes to financial statements.

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Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—4.3%
Ascendas Real Estate Investment Trust (REIT)	1,949,000	$3,241,312
CapitaCommercial Trust (REIT) (a)	12,475,000	14,773,929
Capitaland, Ltd.	6,905,700	16,434,536
CapitaMall Trust (REIT)	2,104,923	3,212,619
City Developments, Ltd.	335,400	2,853,323
Global Logistic Properties, Ltd.*	10,093,500	16,966,117
Keppel Land, Ltd. (a)	1,419,000	4,203,094
Suntec Real Estate Investment Trust (REIT)	5,262,000	6,436,132

		68,121,062

Sweden—0.5%
Castellum A.B.	314,700	4,732,594
Hufvudstaden A.B.—A Shares	254,120	3,055,845

		7,788,439

Switzerland—0.4%
Swiss Prime Site A.G.*	78,680	6,746,646

United Kingdom—5.3%
British Land Co. plc (REIT)	1,435,837	14,041,487
Derwent London plc (REIT)	589,180	17,287,624
Grainger plc	850,840	1,774,852
Great Portland Estates plc (REIT)	1,375,810	9,638,940
Hammerson plc (REIT)	617,029	4,771,189
Land Securities Group plc (REIT)	2,094,473	28,671,636
Safestore Holdings plc	2,288,900	5,075,826
Segro plc (REIT)	607,985	3,049,286

		84,310,840

United States—42.1%
Alexandria Real Estate Equities, Inc. (REIT)	196,100	15,182,062
Apartment Investment & Management Co.—Class A (REIT) (a)	580,100	14,809,953
AvalonBay Communities, Inc. (REIT) (a)	248,048	31,849,363
Boston Properties, Inc. (REIT) (a)	414,500	44,003,320
BRE Properties, Inc.—Class A (REIT) (a)	381,546	19,031,515
Developers Diversified Realty Corp. (REIT) (a)	1,100,800	15,521,280
Equity Residential (REIT) (a)	884,900	53,094,000
Federal Realty Investment Trust (REIT) (a)	195,934	16,689,658

Security Description	Shares	Value

United States—(Continued)
General Growth Properties, Inc. (REIT) (a)	1,581,432	$26,394,100
HCP, Inc. (REIT)	671,200	24,626,328
Health Care REIT, Inc. (REIT) (a)	306,600	16,075,038
Highwoods Properties, Inc. (REIT) (a)	259,678	8,603,132
Host Hotels & Resorts, Inc. (REIT) (a)	1,955,771	33,150,319
Kimco Realty Corp. (REIT) (a)	575,000	10,718,000
Liberty Property Trust (REIT) (a)	586,300	19,101,654
Macerich Co. (The) (REIT) (a)	606,188	32,431,058
Nationwide Health Properties, Inc. (REIT) (a)	230,459	9,543,307
Pebblebrook Hotel Trust (REIT) (a)	295,900	5,974,221
Peoples Choice Financial Corp. (144A)* (b)	60,000	0
ProLogis, Inc. (a)	1,286,668	46,114,181
Public Storage (REIT) (a)	162,700	18,549,427
Regency Centers Corp. (REIT) (a)	222,734	9,793,614
Simon Property Group, Inc. (REIT) (a)	554,543	64,454,533
SL Green Realty Corp. (REIT) (a)	289,460	23,987,550
Starwood Hotels & Resorts Worldwide, Inc. (a)	198,500	11,123,940
Tanger Factory Outlet Centers, Inc. (REIT) (a)	287,530	7,697,178
Taubman Centers, Inc. (REIT) (a)	215,413	12,752,450
UDR, Inc. (REIT) (a)	800,475	19,651,661
Ventas, Inc. (REIT) (a)	168,600	8,886,906
Vornado Realty Trust (REIT)	494,669	46,093,257

		665,903,005

Total Common Stocks (Cost $1,265,222,466)		1,555,679,097

Short-Term Investments—28.7%

Mutual Funds—27.2%
State Street Navigator Securities Lending Prime Portfolio (c)	429,918,171	429,918,171

See accompanying notes to financial statements.

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Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $24,316,007 on 07/01/11 collateralized by $24,745,000 Federal Home Loan Mortgage Corp. at 2.550% due 09/08/17 with a value of $24,806,863	$24,316,000	$24,316,000

Total Short-Term Investments (Cost $454,234,171)		454,234,171

Total Investments—126.9% (Cost $1,719,456,637#)		2,009,913,268
Other Assets and Liabilities (net)—(26.9)%		(426,354,288)

Net Assets—100.0%		$1,583,558,980

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,719,456,637. Aggregate unrealized appreciation and depreciation of investments were $302,603,917 and $(12,147,286), respectively, resulting in a net unrealized appreciation of $290,456,631 for federal income tax purpose.
(a)	All or a portion of the security was held on loan. As of June 30, 2011, the market value of securities loaned was $420,796,440 and the collateral received consisted of cash in the amount of $429,918,171. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $0, which was 0.0% of net assets.
REIT—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of June 30, 2011 (Unaudited)
% of Net Assets
Diversified	21.6
Real Estate Investment Trusts (REIT)	13.3
Regional Malls	13.2
Operating & Development	10.5
Office	9.8
Apartments	9.0
Real Estate	5.5
Health Care Providers & Services	3.7
Lodging	3.5
Management & Services	2.9

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$144,924,223	$—	$144,924,223
Bermuda	—	47,438,795	—	47,438,795
Brazil	7,629,731	—	—	7,629,731
Canada	79,410,320	—	—	79,410,320
Cayman Islands	—	20,165,864	—	20,165,864
France	—	115,390,202	—	115,390,202
Germany	—	9,933,237	—	9,933,237
Hong Kong	—	140,060,933	—	140,060,933
Japan	—	144,461,615	—	144,461,615
Netherlands	—	13,394,185	—	13,394,185
Singapore	—	68,121,062	—	68,121,062
Sweden	—	7,788,439	—	7,788,439
Switzerland	—	6,746,646	—	6,746,646
United Kingdom	—	84,310,840	—	84,310,840
United States	665,903,005	—	—	665,903,005
Total Common Stocks	752,943,056	802,736,041	—	1,555,679,097
Short-Term Investments
Mutual Funds	429,918,171	—	—	429,918,171
Repurchase Agreement	—	24,316,000	—	24,316,000
Total Short-Term Investments	429,918,171	24,316,000	—	454,234,171
Total Investments	$1,182,861,227	$827,052,041	$—	$2,009,913,268

See accompanying notes to financial statements.

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Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$1,985,597,268
Repurchase Agreement	24,316,000
Cash	157,299
Cash denominated in foreign currencies (c)	575,806
Receivable for investments sold	8,595
Receivable for shares sold	425,889
Dividends receivable	4,579,016

Total assets	2,015,659,873

Liabilities
Payables for:
Shares redeemed	1,040,208
Collateral for securities loaned	429,918,171
Accrued Expenses:
Management fees	774,483
Distribution and service fees - Class B	102,431
Distribution and service fees - Class E	5,218
Administration fees	6,738
Custodian and accounting fees	85,896
Deferred trustees’ fees	20,516
Other expenses	147,232

Total liabilities	432,100,893

Net Assets	$1,583,558,980

Net Assets Represented by
Paid in surplus	$1,854,539,508
Accumulated net realized loss	(536,864,044)
Unrealized appreciation on investments and foreign currency transactions	293,585,802
Distributions in excess of net investment income	(27,702,286)

Net Assets	$1,583,558,980
Net Assets
Class A	$1,036,045,639
Class B	504,972,676
Class E	42,540,665
Capital Shares Outstanding*
Class A	98,604,899
Class B	48,210,362
Class E	4,051,006
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.51
Class B	10.47
Class E	10.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,692,048,796.
(b)	Includes securities loaned at value of $420,796,440.
(c)	Identified cost of cash denominated in foreign currencies was $574,578.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$25,659,798
Interest (b)	320,315

Total investment income	25,980,113

Expenses
Management fees	4,417,671
Administration fees	37,289
Custodian and accounting fees	281,980
Distribution and service fees - Class B	605,130
Distribution and service fees - Class E	31,426
Audit and tax services	15,966
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	75,791
Insurance	2,787
Miscellaneous	7,165

Total expenses	5,511,874
Less broker commission recapture	(46,599)

Net expenses	5,465,275

Net investment income	20,514,838

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	40,619,745
Foreign currency transactions	(132,830)

Net realized gain on investments and foreign currency transactions	40,486,915

Net change in unrealized appreciation on:
Investments	30,629,304
Foreign currency transactions	2,952

Net change in unrealized appreciation on investments and foreign currency transactions	30,632,256

Net realized and unrealized gain on investments and foreign currency transactions	71,119,171

Net Increase in Net Assets from Operations	$91,634,009

(a)	Net of foreign withholding taxes of $1,208,923.
(b)	Includes net income on securities loaned of $318,299.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$20,514,838	$33,430,189
Net realized gain (loss) on investments and foreign currency transactions	40,486,915	(14,947,396)
Net change in unrealized appreciation on investments and foreign currency transactions	30,632,256	173,588,201

Net increase in net assets resulting from operations	91,634,009	192,070,994

Distributions to Shareholders
From net investment income
Class A	(35,178,897)	(64,405,877)
Class B	(18,116,954)	(32,700,835)
Class E	(1,572,967)	(3,244,095)

Net decrease in net assets resulting from distributions	(54,868,818)	(100,350,807)

Net increase in net assets from capital share transactions	184,035,980	115,267,599

Net Increase in Net Assets	220,801,171	206,987,786
Net assets at beginning of period	1,362,757,809	1,155,770,023

Net assets at end of period	$1,583,558,980	$1,362,757,809

Undistributed (distributions in excess of) net investment income at end of period	$(27,702,286)	$6,651,694

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	14,837,838	$156,704,612	10,747,234	$100,028,325
Reinvestments	3,412,114	35,178,897	7,000,639	64,405,877
Redemptions	(3,641,554)	(38,028,684)	(9,676,184)	(90,756,921)

Net increase	14,608,398	$153,854,825	8,071,689	$73,677,281

Class B
Sales	4,142,861	$43,002,327	6,914,873	$64,973,323
Reinvestments	1,762,350	18,116,954	3,562,183	32,700,835
Redemptions	(2,937,664)	(30,481,677)	(5,935,730)	(55,159,730)

Net increase	2,967,547	$30,637,604	4,541,326	$42,514,428

Class E
Sales	131,689	$1,373,243	294,653	$2,833,161
Reinvestments	152,715	1,572,967	352,619	3,244,095
Redemptions	(328,385)	(3,402,659)	(748,401)	(7,001,366)

Net decrease	(43,981)	$(456,449)	(101,129)	$(924,110)

Increase derived from capital shares transactions		$184,035,980		$115,267,599

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.23		$9.58	$7.40	$14.08	$18.13	$14.15

Income (Loss) from Investment Operations
Net Investment Income(a)	0.15		0.27	0.24	0.32	0.22	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.54		1.20	2.21	(5.53)	(2.59)	4.81

Total From Investment Operations	0.69		1.47	2.45	(5.21)	(2.37)	5.09

Less Distributions
Distributions from Net Investment Income	(0.41)		(0.82)	(0.27)	(0.25)	(0.19)	(0.19)
Distributions from Net Realized Capital Gains	—		—	—	(1.22)	(1.49)	(0.92)

Total Distributions	(0.41)		(0.82)	(0.27)	(1.47)	(1.68)	(1.11)

Net Asset Value, End of Period	$10.51		$10.23	$9.58	$7.40	$14.08	$18.13

Total Return (%)	6.82		16.28	35.12	(41.56)	(14.79)	37.90

Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets (%)	0.67	*	0.69	0.73	0.67	0.62	0.66
Ratio of Expenses to Average Net Assets (%)	0.67	*	0.69	0.73	0.69	0.65	0.70
Ratio of Net Investment Income to Average Net Assets (%)	2.93	*	2.86	3.16	2.91	1.35	1.74
Portfolio Turnover Rate (%)	14.9		54.5	66.0	146.2	110.0	73.0
Net Assets, End of Period (in millions)	$1,036.0		$859.6	$727.0	$534.1	$711.9	$627.5

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.20		$9.55	$7.37	$14.01	$18.06	$14.11

Income (Loss) from Investment Operations
Net Investment Income(a)	0.14		0.24	0.22	0.29	0.21	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.52		1.21	2.21	(5.50)	(2.62)	4.81

Total From Investment Operations	0.66		1.45	2.43	(5.21)	(2.41)	5.04

Less Distributions
Distributions from Net Investment Income	(0.39)		(0.80)	(0.25)	(0.21)	(0.15)	(0.17)
Distributions from Net Realized Capital Gains	—		—	—	(1.22)	(1.49)	(0.92)

Total Distributions	(0.39)		(0.80)	(0.25)	(1.43)	(1.64)	(1.09)

Net Asset Value, End of Period	$10.47		$10.20	$9.55	$7.37	$14.01	$18.06

Total Return (%)	6.52		16.10	34.74	(41.67)	(15.01)	37.58

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.92	*	0.94	0.98	0.93	0.90	0.95
Ratio of Net Expenses to Average Net Assets (%)(b)	0.92	*	0.94	0.98	0.92	0.87	0.92
Ratio of Net Investment Income to Average Net Assets (%)	2.63	*	2.60	2.90	2.57	1.30	1.43
Portfolio Turnover Rate (%)	14.9		54.5	66.0	146.2	110.0	73.0
Net Assets, End of Period (in millions)	$505.0		$461.3	$388.6	$279.2	$484.8	$623.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.22		$9.57	$7.38	$14.04	$18.08	$14.13

Income (Loss) from Investment Operations
Net Investment Income(a)	0.14		0.25	0.23	0.29	0.26	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.53		1.21	2.22	(5.51)	(2.64)	4.80

Total From Investment Operations	0.67		1.46	2.45	(5.22)	(2.38)	5.05

Less Distributions
Distributions from Net Investment Income	(0.39)		(0.81)	(0.26)	(0.22)	(0.17)	(0.18)
Distributions from Net Realized Capital Gains	—		—	—	(1.22)	(1.49)	(0.92)

Total Distributions	(0.39)		(0.81)	(0.26)	(1.44)	(1.66)	(1.10)

Net Asset Value, End of Period	$10.50		$10.22	$9.57	$7.38	$14.04	$18.08

Total Return (%)	6.68		16.14	34.96	(41.68)	(14.86)	37.62

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.82	*	0.84	0.88	0.83	0.80	0.85
Ratio of Net Expenses to Average Net Assets (%)(b)	0.82	*	0.84	0.88	0.81	0.76	0.82
Ratio of Net Investment Income to Average Net Assets (%)	2.71	*	2.68	3.02	2.62	1.54	1.55
Portfolio Turnover Rate (%)	14.9		54.5	66.0	146.2	110.0	73.0
Net Assets, End of Period (in millions)	$42.5		$41.9	$40.1	$34.7	$72.7	$119.2

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, forward transactions, passive foreign investment companies (PFIC), Real Estate Investment Trusts (REITs), deferred trustees’ compensation, capital loss carryforwards, broker commission recapture, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash

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MET INVESTORS SERIES TRUST

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with CBRE Clarion Securities LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$4,417,671	0.70%	First $200 Million

	0.65%	$200 Million to $750 Million

	0.55%	over $750 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$375,512,414	$—	$217,392,879

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Market, Credit and Counterparty Risk - continued

may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$100,350,807	$32,532,068	$—	$—	$100,350,807	$32,532,068

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$54,936,795	$—	$150,003,104	$(512,669,316)	$(307,729,417)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$193,635,592	$231,334,681	$87,699,043	$512,669,316

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair

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Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Recent Accounting Pronouncements - continued

value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Sub-Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of Met Investors Series Trust (the “Trust”) held on May 24-25, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between MetLife Advisers, LLC (the “Adviser”) and CBRE Clarion Securities LLC (the “Subadviser”) for the Clarion Global Real Estate Portfolio (the “Portfolio”). Representatives of management informed the Board that the real estate investment management businesses of ING Group, N.V., which includes the Subadviser, would be sold to CB Richard Ellis Group, Inc. (the “Transaction”). The Transaction may be considered a change in control of the Subadviser, which would result in an assignment and termination of the current sub-advisory agreement (the “Current Sub-Advisory Agreement”) between the Adviser and Subadviser.

In considering the New Sub-Advisory Agreement, the Board reviewed a variety of materials provided by the Adviser and the Subadviser relating to the Portfolio and the Subadviser, including information about the Transaction, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by Subadviser under the New Sub-Advisory Agreement. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Subadviser to the Portfolio, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadviser.

In considering approval of the New Sub-Advisory Agreement, the Board took into account certain information and materials that the Board received and considered in connection with its recent approval of the renewal of the Current Sub-Advisory Agreement between the Adviser and the Subadviser in November, 2010. That approval, on which the Board voted at its meeting held in person on November 9-10, 2010, followed a lengthy process during which the Board considered a variety of factors, including, for example, the experience and qualifications of the portfolio management team and the Portfolio’s performance.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to approve the New Sub-Advisory Agreement at the May meeting, the Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Sub-Advisory Agreement. The Independent Trustees also discussed the proposed approval of the New Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the New Sub-Advisory Agreement with the Subadviser, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Subadviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Subadviser’s personnel and operations; (4) the financial condition of the Subadviser; (5) the level and method of computing the Portfolio’s proposed subadvisory fee; (6) the anticipated profitability of the Subadviser under the New Sub-Advisory Agreement; (7) any “fall-out” benefits to the Subadviser and its affiliates (i.e., ancillary benefits that may be realized by the Subadviser or its affiliates from the Subadviser’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Subadviser to the Portfolio, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed the Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who would be providing services to the Portfolio. Additionally, the Board considered that the portfolio management team was not expected to change as a result of the Transaction and that the team was expected to continue to manage the Portfolio as it had in the past using the same investment strategies and criteria. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s Chief Compliance Officer (“CCO”) and his staff would be conducting regular, periodic compliance reviews with the Subadviser and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of the Subadviser and procedures reasonably designed by the Subadviser to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of the Subadviser.

The Board considered the Subadviser’s investment process and philosophy. The Board took into account that the Subadviser’s responsibilities include the development and maintenance of an investment program for the Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed the Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

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Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Sub-Advisory Agreement—(Continued)

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Subadviser were satisfactory.

Performance. The Board considered certain comparative performance data that, among other information, was provided to them in connection with the 2010 annual contract review as well as more recent quarterly performance information. That data indicated that the Portfolio underperformed the median of comparable funds underlying variable insurance products (the “Performance Universe”) for the one-, three- and five- year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the three-year period ended September 30, 2010, and underperformed the benchmark for the one- and five year periods ended September 30, 2010. The Board took into account that the Portfolio’s previous Subadviser was replaced on April 28, 2008. The Board also took into account management’s discussion of the Portfolio’s performance, including its relative performance versus its peer group and the peer group used for comparative purposes. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and expenses. The Board gave substantial consideration to the subadvisory fee payable under the New Sub-Advisory Agreement. The Board noted that the proposed subadvisory fee under the New Sub-Advisory Agreement is identical to the fee paid to the Subadviser for managing the Portfolio under the Current Sub-Advisory Agreement. The Board noted that the subadvisory fee for the Portfolio would be paid by the Adviser, not the Portfolio, out of the advisory fee. It was further noted that the Adviser negotiated such fees at arm’s length.

The Board also compared the subadvisory fee to be paid by the Adviser to fees charged by the Subadviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable.. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

In considering the subadvisory fee to be paid by the Adviser to the Subadviser, the Trustees took into consideration certain comparative expense information that was provided to them in connection with the 2010 annual contract review. The Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of a smaller group of peer funds chosen by Lipper Inc. (the “Expense Group”), and broader groups of funds. The Board also considered the Portfolio’s contractual sub-advisory fees as compared to a smaller group of funds (the “Sub-advised Expense Group”). The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the proposed sub-advisory fee was consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. In considering the anticipated profitability to the Subadviser and its affiliates of their relationships with the Portfolio, the Board noted that the proposed subadvisory fee under the New Sub-Advisory Agreement would be paid by the Adviser out of the management fee that it would receive under the Advisory Agreement. The Board also took into account that the proposed subadvisory was identical to the fee currently paid to the Subadviser for managing the Portfolio. The Board also relied on the ability of the Adviser to negotiate the New Sub-Advisory Agreement and the fee thereunder (as well as the fee under the Current Sub-Advisory Agreement) at arm’s length. The Board reviewed data with regard to the anticipated profitability of the Portfolio to the Subadviser. However, the Board placed more reliance on the fact that the New Sub-Advisory Agreement was negotiated at arm’s length and that the proposed subadvisory fee would be paid by the Adviser than on the Subadviser’s anticipated profitability.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performances and fees. The Board noted that the Portfolio’s advisory fee and proposed subadvisory fee each contained breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Trust, including reputational benefits. The Board concluded that the benefits that may accrue to the Subadviser and its affiliates by virtue of the Subadviser’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of the Subadviser to the Portfolio.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Subadviser’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Subadviser in connection with the services to be provided to the Trust and the various relationships that the Subadviser and its affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the New Sub-Advisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement with respect to the Portfolio.

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MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Managed by Dreman Value Management, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Dreman Small Cap Value Portfolio returned 2.47% and 2.34%, respectively, compared to its benchmark, the Russell 2000 Value Index1, which returned 3.77%.

Market Environment/Conditions

The market posted solid advances at the beginning of 2011 as it climbed the proverbial “wall of worry”. As the year progressed the markets appeared unaffected by the devastating earthquake in Japan and rising interest rates in Europe and China. However, in the second quarter, a string of worse-than-expected economic data, combined with the steady stream of bad news out of Greece, weighed on investor sentiment giving pause to the rally. Notably, value stocks lagged their growth counterparts in the first half of 2011, creating a headwind for the type of deeper-value small-cap companies in which we invest.

Portfolio Review/Current Positioning

For the first half of 2011 the Portfolio fell behind the benchmark as our stock selection detracted from performance. From a sector standpoint the Portfolio lagged in Consumer Staples, Financials, and Information Technology. Energy, Industrials, and Materials were the strongest sectors for the Portfolio during the period.

The Portfolio struggled in Consumer Staples with Central European Distributors as a notable detractor. The company, a manufacturer and distributor of distilled spirits in Poland and Russia, fell 51% due to a production problem coupled with increased marketing costs. The production issue has since stabilized and revenues are back on track, while the increased marketing expenses will remain as the company seeks to differentiate its brands from those of its competitors. Over the past several quarters, prior to the earnings miss, we were taking profits on this stock at significantly higher levels. This recent move lower has given us a pause and as of June 30 2011, we are holding a small position. We believe the company’s fourth quarter issues are temporary and view the stock’s valuation as attractive. Offsetting some of this volatility was Corn Products, a manufacturer and supplier of high fructose corn syrup, up 21% in the first half of 2011. The company continues to see volume improvements and has effectively implemented price increases with the rise in raw material (corn) costs. As of June 30, 2011 the stock trades at just 11.47x next-twelve-month (NTM) earnings per share (EPS) and offers a 1.0% dividend yield. At period-end the Portfolio remained slightly overweight this sector.

Our decision during the period to remain underweight to the Financial sector proved advantageous once again as it underperformed the broader market; however stock selection in this sector weighed on the Portfolio’s relative performance. BancorpSouth, a bank holding company in Mississippi, was down 21.58% during the period due to continued increases to nonperforming assets (NPAs) in its loan portfolio. During the period we added to the position on recent weakness and believe the shares remain attractive trading at just 0.85x book value as of June 30, 2011. We have discussed for some time the challenges facing many small cap banks including dilution of paying back the Treasury Asset Relief Program (TARP) money to the government, continued issues with their loan books, and increased government regulation pressuring costs. Although our decision to remain underweight in Financials has served us well over the past three to four years we are now seeing more reasonable valuations in the banks and have increased our weighting in the space. During the first half of the year we initiated positions in Hancock Holdings and Wintrust Financial Corp. Hancock Holding traded at 1.26x book value and offered a 3.0% dividend yield as of June 30, 2011. More importantly its loan book remains in good shape and NPAs rank favorably versus peers. Wintrust Financial is also another unique opportunity in the bank space. Headquartered in Illinois, the company has acquired several banks with the Federal Deposit Insurance Corporation (FDIC) backstopping losses on the loan portfolios of the acquired banks. Additionally, Wintrust has a strong balance sheet and trades at an attractive 0.80x book value as of June 30, 2011. Although we have made select additions to the banks in the Portfolio we continued to be underweight versus the benchmark during the period. In the Real Estate Investment Trust (REIT) space we remained underweight although to a lesser extent than in the past as we have increased our positions over the past several quarters. Overall we have remained underweight to the Financial sector but will continue to add to this sector as opportunities present themselves.

In the Information Technology Sector the Portfolio’s stock selection detracted from performance. Net 1 U.E.P.S. Technologies was the worst performer in this space down 29.2% for the first six months of 2011. The company provides banking solutions for day laborers in developing countries through the use of smart cards. Unfortunately, the company has yet to resolve it’s contract renewal negotiations with the South African government. With the uncertainty surrounding this contract we decided to sell the position during the period. We replaced Net 1 with Amkor Technology which provides semiconductor packaging and testing services. We believe the company offers a compelling value trading at 6.9x NTM EPS. EarthLink, Inc., a provider of internet access, was down 9.3% in the first six months of 2011 as the company continues to focus on integrating recent acquisitions. We continued to hold the stock and believe the recent concerns over integration risks are overblown. In the first quarter we sold Jabil Circuit, a contract manufacturer out of the Portfolio. We had purchased the stock in 2009 around $7.00. The stock was a solid performer for the Portfolio after posting several quarters of strong earnings. Unfortunately, the stock breached the $4 billion market cap level, requiring us to sell the position in the $20 range. One of the downsides of being a small cap manager is having to sell winners as they surpass the market cap restrictions. With the proceeds from Jabil we funded several new positions during the period including NCR Corp., which posted a 22.9% gain over the first six months of 2011 as end demand for their products continues to improve. The Portfolio also started positions in JDA Software Group, Inc. and PMC-Sierra, Inc., adding to the Portfolio’s overweight in this sector. JDA Software Group, Inc. is a provider of information management software for retailers. The stock has been in the penalty box due to patent litigation with competing technology firms. Despite settling many of these law suits, the stock continued to trade at a discount to its peers during the period. PMC-Sierra, Inc. provides high speed broadband communications, storage, and various other semiconductors for network equipment manufacturers. The stock has been weak recently following lowered

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MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Managed by Dreman Value Management, LLC

Portfolio Manager Commentary* (continued)

earnings guidance related to continued inventory corrections at its original equipment manufacturer customers. We bought the stock during this weakness as its valuation appears to fully discount the inventory issues. The stock traded at 10.5x NTM EPS as of June 30, 2011 compared to its 5-year median price to earnings ratio of 15.58x NTM EPS. We believe these new additions will prove to be solid performers in the coming quarters.

Finally, holding cash negatively impacted relative returns by 16 bps over the reporting period.

Energy was a strong sector for the Portfolio in the first half of 2011. Several stocks provided robust returns as oil rallied to nearly $100/barrel. The big gainers included W&T Offshore, Inc. up 46.7%; Tesoro Corp, up 23.5%; and Atwood Oceanics, Inc., up 18.1% over the first six months of 2011. As these stocks rallied we opportunistically trimmed our positions to book gains. At period end we remained neutral weight in this sector relative to the index.

The Health Care sector provided the Portfolio’s biggest gainer during the period. HealthSpring, a provider of supplemental Medicare plans, rose 73.8% over the period. The company posted several quarters of accelerated growth after announcing the accretive acquisition of Bravo Health. The acquisition expands the company’s coverage into new geographical areas and further improves its position to benefit from the expanding role of Medicare in the healthcare system. Another notable winner in Health Care was Amsurg, an operator of practice-based ambulatory surgical centers. The stock was up 24.7% for the first six months of 2011 on the back of improved same-store sales improvements coupled with an increased acquisition pipeline. As the stock moved towards old highs the valuation became stretched and we sold into the strength. Owens and Minor was also a strong stock in the Portfolio posting a solid 18.6% return for the first six months of 2011. The company, a distributor of national name-brand medical and surgical supplies, has significantly grown its top line and gained market share over the past few quarters. At period end we continued to hold the stock in the Portfolio.

Dreman Value Management, L.L.C. (DVM) remains committed to its value philosophy and process.

Mark Roach

E. Clifton Hoover, Jr.

David N. Dreman

Portfolio Managers

Mario Tufano

Associate Portfolio Manager

Dreman Value Management, L.L.C.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
AuRico Gold, Inc.	1.4
OM Group, Inc.	1.2
Barnes Group, Inc.	1.2
Atwood Oceanics, Inc.	1.1
Portland General Electric Co.	1.1
Healthspring, Inc.	1.1
Pennsylvania Real Estate Investment Trust	1.1
Worthington Industries, Inc.	1.1
Jarden Corp.	1.1
CACI International, Inc. - Class A	1.1

Top Sectors

% of Market Value of Total Investments
Financials	21.6
Industrials	15.7
Non-Cyclical	15.2
Cyclical	11.4
Technology	9.2
Energy	7.3
Utilities	6.3
Basic Materials	5.1
Cash & Equivalents	4.4
Communications	3.8

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Dreman Small Cap Value Portfolio

Dreman Small Cap Value Portfolio managed by

Dreman Value Management, LLC vs. Russell 2000 Value Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
Dreman Small Cap Value Portfolio—Class A	2.47%	27.76%	5.34%	8.48%
Class B	2.34%	27.53%	—	5.40%
Russell 2000 Value Index[1]	3.77%	31.35%	2.24%	5.83%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividend and capital gains distributions.

3 Inception of Class A shares is 05/02/2005. Inception of Class B shares is 4/28/2008. Index returns are based on an inception date of 05/02/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.85%	$1,000.00	$1,024.70	$4.27
Hypothetical*	0.85%	1,000.00	1,020.58	4.26

Class B(a)
Actual	1.10%	$1,000.00	$1,023.40	$5.52
Hypothetical*	1.10%	1,000.00	1,019.34	5.51

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—94.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.0%
Alliant Techsystems, Inc.	41,375	$2,951,279
Curtiss-Wright Corp. (a)	87,034	2,817,290
Esterline Technologies Corp.* (a)	43,550	3,327,220

		9,095,789

Auto Components—1.7%
American Axle & Manufacturing Holdings, Inc.* (a)	236,275	2,688,810
Cooper Tire & Rubber Co. (a)	127,575	2,524,709

		5,213,519

Beverages—0.5%
Central European Distribution Corp.* (a)	136,368	1,527,322

Building Products—0.5%
Ameron International Corp. (a)	21,448	1,408,705

Capital Markets—1.8%
Apollo Investment Corp. (a)	270,735	2,764,205
Waddell & Reed Financial, Inc.—Class A (a)	79,715	2,897,640

		5,661,845

Chemicals—2.0%
H.B. Fuller Co.	37,738	921,562
OM Group, Inc.* (a)	90,600	3,681,984
Scotts Miracle-Gro Co. (The)—Class A (a)	28,100	1,441,811

		6,045,357

Commercial Banks—6.4%
Associated Banc-Corp.	218,975	3,043,752
BancorpSouth, Inc. (a)	200,160	2,483,986
Bank of Hawaii Corp. (a)	67,200	3,126,144
FirstMerit Corp. (a)	157,008	2,592,202
Fulton Financial Corp. (a)	291,200	3,118,752
Hancock Holding Co. (a)	70,575	2,186,413
Prosperity Bancshares, Inc. (a)	23,508	1,030,121
Wintrust Financial Corp. (a)	70,449	2,267,049

		19,848,419

Commercial Services & Supplies—2.0%
Brink’s Co. (The)	111,075	3,313,367
Geo Group, Inc. (The)* (a)	127,783	2,942,843

		6,256,210

Security Description	Shares	Value

Communications Equipment—1.8%
Arris Group, Inc.* (a)	233,658	$2,712,769
Plantronics, Inc. (a)	80,975	2,958,017

		5,670,786

Computers & Peripherals—3.0%
Lexmark International, Inc.—Class A*	72,125	2,110,378
NCR Corp.*	173,272	3,273,108
QLogic Corp.* (a)	169,546	2,699,172
Synaptics, Inc.* (a)	49,873	1,283,731

		9,366,389

Construction & Engineering—1.8%
EMCOR Group, Inc.* (a)	103,170	3,023,913
Tutor Perini Corp. (a)	137,301	2,633,433

		5,657,346

Electric Utilities—4.2%
Allete, Inc. (a)	81,350	3,338,604
IDACORP, Inc. (a)	74,620	2,947,490
NV Energy, Inc.	216,350	3,320,973
Portland General Electric Co. (a)	138,198	3,493,645

		13,100,712

Electrical Equipment—2.0%
EnerSys* (a)	94,650	3,257,853
General Cable Corp.* (a)	71,158	3,029,908

		6,287,761

Energy Equipment & Services—3.1%
Atwood Oceanics, Inc.*	79,538	3,510,012
Cal Dive International, Inc.* (a)	501,325	2,997,923
Superior Energy Services, Inc.*	84,605	3,142,230

		9,650,165

Food & Staples Retailing—0.8%
Nash Finch Co. (a)	71,152	2,547,953

Food Products—1.9%
Chiquita Brands International, Inc.* (a)	202,305	2,634,011
Corn Products International, Inc.	58,100	3,211,768

		5,845,779

Health Care Equipment & Supplies—3.0%
Alere, Inc.* (a)	86,113	3,153,458
STERIS Corp. (a)	87,700	3,067,746
Teleflex, Inc. (a)	50,025	3,054,526

		9,275,730

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—5.1%
Amedisys, Inc.* (a)	101,073	$2,691,574
Healthspring, Inc.* (a)	75,140	3,464,705
LifePoint Hospitals, Inc.* (a)	82,815	3,236,410
MEDNAX, Inc.*	43,250	3,122,218
Owens & Minor, Inc. (a)	96,912	3,342,495

		15,857,402

Hotels, Restaurants & Leisure—3.7%
Brinker International, Inc. (a)	128,631	3,146,314
International Speedway Corp.—Class A (a)	101,105	2,872,393
LIFE TIME FITNESS, Inc.* (a)	65,596	2,617,936
Sonic Corp.* (a)	275,420	2,927,715

		11,564,358

Household Durables—2.2%
Helen of Troy, Ltd.* (a)	93,051	3,213,051
Jarden Corp. (a)	98,929	3,414,040

		6,627,091

Insurance—4.1%
Allied World Assurance Co. Holdings, Ltd. (a)	52,557	3,026,232
Aspen Insurance Holdings, Ltd. (a)	94,775	2,438,560
Hanover Insurance Group, Inc. (The)	60,725	2,289,940
Platinum Underwriters Holdings, Ltd.	64,255	2,135,836
Protective Life Corp.	117,030	2,706,904
StanCorp Financial Group, Inc. (a)	3,425	144,501

		12,741,973

Internet Software & Services—0.8%
EarthLink, Inc. (a)	337,075	2,593,792

IT Services—2.1%
CACI International, Inc.—Class A*	53,576	3,379,574
DST Systems, Inc.	57,875	3,055,800

		6,435,374

Leisure Equipment & Products—0.8%
JAKKS Pacific, Inc.* (a)	138,550	2,550,705

Life Sciences Tools & Services—1.0%
Charles River Laboratories International, Inc.*	79,200	3,219,480

Machinery—2.2%
Barnes Group, Inc. (a)	145,970	3,621,516
Briggs & Stratton Corp. (a)	153,490	3,048,311

		6,669,827

Security Description	Shares	Value

Marine—0.9%
Diana Shipping, Inc.* (a)	253,636	$2,779,851

Media—1.0%
Meredith Corp. (a)	94,625	2,945,676

Metals & Mining—4.7%
AuRico Gold, Inc.* (a)	382,213	4,200,521
Coeur d’Alene Mines Corp.* (a)	118,160	2,866,562
Minefinders Corp., Ltd.* (a)	122,036	1,587,688
Thompson Creek Metals Co., Inc.* (a)	243,225	2,427,385
Worthington Industries, Inc. (a)	148,276	3,425,176

		14,507,332

Multi-Utilities—2.0%
TECO Energy, Inc.	168,200	3,177,298
Vectren Corp. (a)	108,455	3,021,556

		6,198,854

Oil, Gas & Consumable Fuels—4.1%
Contango Oil & Gas Co.* (a)	56,075	3,277,023
James River Coal Co.* (a)	142,442	2,965,643
Tesoro Corp.* (a)	133,511	3,058,737
W&T Offshore, Inc. (a)	125,653	3,282,056

		12,583,459

Real Estate Investment Trusts—8.1%
Anworth Mortgage Asset Corp.	387,050	2,906,746
Brandywine Realty Trust (a)	263,775	3,057,152
CBL & Associates Properties, Inc. (a)	184,900	3,352,237
CommonWealth REIT (a)	117,393	3,033,435
Hospitality Properties Trust	130,350	3,160,988
Medical Properties Trust, Inc. (a)	259,360	2,982,640
OMEGA Healthcare Investors, Inc. (a)	142,775	2,999,703
Pennsylvania Real Estate Investment Trust	219,925	3,452,822

		24,945,723

Road & Rail—1.1%
Ryder System, Inc.	57,375	3,261,769

Semiconductors & Semiconductor Equipment—3.0%
Amkor Technology, Inc.*	435,290	2,685,739
Microsemi Corp.* (a)	136,900	2,806,450
MKS Instruments, Inc. (a)	24,740	653,631
PMC-Sierra, Inc.*	402,850	3,049,575

		9,195,395

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—1.2%
JDA Software Group, Inc.* (a)	106,721	$3,296,612
Websense, Inc.* (a)	13,033	338,467

		3,635,079

Specialty Retail—2.3%
Aaron’s, Inc.	99,505	2,812,011
Ascena Retail Group, Inc.* (a)	68,460	2,331,063
Collective Brands, Inc.* (a)	141,225	2,074,595

		7,217,669

Textiles, Apparel & Luxury Goods—2.1%
Hanesbrands, Inc.*	67,625	1,930,694
Jones Group, Inc. (The) (a)	117,141	1,270,980
Wolverine World Wide, Inc.	74,646	3,116,470

		6,318,144

Thrifts & Mortgage Finance—1.0%
Washington Federal, Inc. (a)	179,700	2,952,471

Tobacco—0.8%
Universal Corp. (a)	65,717	2,475,559

Trading Companies & Distributors—1.1%
Aircastle, Ltd. (a)	259,623	3,302,405

Total Common Stocks (Cost $252,557,288)		293,039,175

Short-Term Investments—32.7%
Security Description	Shares/Par Amount	Value

Mutual Funds—28.3%
State Street Navigator Securities Lending Prime Portfolio (b)	87,481,087	$87,481,087

Repurchase Agreement—4.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $13,476,004 on 07/01/11 collateralized by $13,715,000 Freddie Mac at 2.550% due 09/08/17 with a value of $13,749,288.	$13,476,000	13,476,000

Total Short-Term Investments (Cost $100,957,087)		100,957,087

Total Investments—127.6% (Cost $353,514,375#)		393,996,262
Other Assets and Liabilities (net)—(27.6)%		(85,336,600)

Net Assets—100.0%		$308,659,662

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $353,514,375. The aggregate unrealized appreciation and depreciation of investments were $51,228,905 and $(10,747,018), respectively, resulting in net unrealized appreciation of $40,481,887 for federal income tax purpose.
(a)	All or a portion of the security was held on loan. As of June 30, 2011 the market value of securities loaned was $86,284,440 and the collateral received consisted of cash in the amount of $87,481,087. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$293,039,175	$—	$—	$293,039,175
Short-Term Investments
Mutual Funds	87,481,087	—	—	87,481,087
Repurchase Agreement	—	13,476,000	—	13,476,000
Total Short-Term Investments	87,481,087	13,476,000	—	100,957,087
Total Investments	$380,520,262	$13,476,000	$—	$393,996,262

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$380,520,262
Repurchase Agreement	13,476,000
Cash	4,704
Receivable for investments sold	1,999,303
Receivable for shares sold	284,158
Dividends receivable	251,589

Total assets	396,536,016

Liabilities
Payables for:
Investments purchased	61,326
Shares redeemed	71,270
Collateral for securities loaned	87,481,087
Accrued Expenses:
Management fees	190,595
Distribution and service fees - Class B	4,096
Administration fees	1,691
Custodian and accounting fees	6,370
Deferred trustees’ fees	20,516
Other expenses	39,403

Total liabilities	87,876,354

Net Assets	$308,659,662

Net Assets Represented by
Paid in surplus	$279,728,254
Accumulated net realized loss	(11,392,422)
Unrealized appreciation on investments	40,481,887
Distributions in excess of net investment income	(158,057)

Net Assets	$308,659,662

Net Assets
Class A	$287,605,534
Class B	21,054,128
Capital Shares Outstanding*
Class A	19,198,043
Class B	1,412,531
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.98
Class B	14.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $340,038,375.
(b)	Includes securities loaned at value of $86,284,440.

Statement Of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends	$2,326,871
Interest (a)	70,617

Total investment income	2,397,488

Expenses
Management fees	1,135,464
Administration fees	9,069
Custodian and accounting fees	22,636
Distribution and service fees - Class B	23,227
Audit and tax services	15,674
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	8,185
Insurance	1,341
Miscellaneous	2,944

Total expenses	1,255,209

Net investment income	1,142,279

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	16,955,704
Net change in unrealized depreciation on investments	(12,172,811)

Net realized and unrealized gain on investments	4,782,893

Net Increase in Net Assets from Operations	$5,925,172

(a)	Includes net income on securities loaned of $69,975.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase in Net Assets:
Operations
Net investment income	$1,142,279	$3,177,588
Net realized gain on investments	16,955,704	22,283,212
Net change in unrealized appreciation (depreciation) on investments	(12,172,811)	19,597,242

Net increase in net assets resulting from operations	5,925,172	45,058,042

Distributions to Shareholders
From net investment income
Class A	(4,296,842)	(1,842,391)
Class B	(281,690)	(69,241)

Net decrease in net assets resulting from distributions	(4,578,532)	(1,911,632)

Net increase in net assets from capital share transactions	32,529,938	15,017,161

Net Increase in Net Assets	33,876,578	58,163,571
Net assets at beginning of period	274,783,084	216,619,513

Net assets at end of period	$308,659,662	$274,783,084

Undistributed (distribution in excess of) net investment income at end of period	$(158,057)	$3,278,196

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	12,855,770	$201,701,591	3,104,189	$40,376,538
Reinvestments	278,654	4,296,842	131,599	1,842,391
Redemptions	(11,341,378)	(178,154,678)	(2,554,983)	(33,947,079)

Net increase	1,793,046	$27,843,755	680,805	$8,271,850

Class B
Sales	366,985	$5,533,518	610,379	$7,918,746
Reinvestments	18,351	281,690	4,964	69,241
Redemptions	(74,458)	(1,129,025)	(96,100)	(1,242,676)

Net increase	310,878	$4,686,183	519,243	$6,745,311

Increase derived from capital shares transactions		$32,529,938		$15,017,161

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.85		$12.52	$9.80	$13.57	$13.77	$11.20

Income (Loss) from Investment Operations
Net Investment Income(a)	0.06		0.18	0.11	0.14	0.12	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.31		2.26	2.70	(3.44)	(0.25)	2.57

Total From Investment Operations	0.37		2.44	2.81	(3.30)	(0.13)	2.70

Less Distributions
Distributions from Net Investment Income	(0.24)		(0.11)	(0.09)	(0.10)	—	(0.06)
Distributions from Net Realized Capital Gains	—		—	—	(0.37)	(0.07)	(0.07)

Total Distributions	(0.24)		(0.11)	(0.09)	(0.47)	(0.07)	(0.13)

Net Asset Value, End of Period	$14.98		$14.85	$12.52	$9.80	$13.57	$13.77

Total Return (%)	2.47		19.53	29.09	(25.22)	(0.97)	24.23

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.85	*	0.87	0.89	0.86	0.95 (b)	1.40
Ratio of Net Expenses to Average Net Assets (%)(d)	0.85	*	0.87	0.89	0.86	0.92	1.10
Ratio of Net Investment Income to Average Net Assets (%)	0.80	*	1.39	1.07	1.17	0.89	0.99
Portfolio Turnover Rate (%)	21.4		41.1	59.9	73.6	69.6	62.0
Net Assets, End of Period (in millions)	$287.6		$258.5	$209.4	$174.5	$225.2	$83.6

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(c)
Net Asset Value, Beginning of Period	$14.78		$12.48	$9.79	$13.02

Income (Loss) from Investment Operations
Net Investment Income(a)	0.04		0.16	0.09	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.31		2.24	2.69	(3.34)

Total From Investment Operations	0.35		2.40	2.78	(3.23)

Less Distributions
Distributions from Net Investment Income	(0.22)		(0.10)	(0.09)	—

Total Distributions	(0.22)		(0.10)	(0.09)	—

Net Asset Value, End of Period	$14.91		$14.78	$12.48	$9.79

Total Return (%)	2.34		19.25	28.77	(24.81)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.10	*	1.12	1.14	1.16	*
Ratio of Net Expenses to Average Net Assets (%)(d)	1.10	*	1.12	1.14	1.16	*
Ratio of Net Investment Income to Average Net Assets (%)	0.56	*	1.21	0.79	1.50	*
Portfolio Turnover Rate (%)	21.4		41.1	59.9	73.6
Net Assets, End of Period (in millions)	$21.1		$16.3	$7.3	$0.8

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.
(c)	Commencement of operations—4/28/2008.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Dreman Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“Met Life”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Dreman Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees’ compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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Dreman Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Dreman Value Management, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,135,464	0.800%	First $100 Million

	0.775%	$100 Million to $500 Million

	0.750%	$500 Million to $1 Billion

	0.725%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2011, the Adviser contractually agreed to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of: 0.725% of the Portfolio’s average daily net assets in excess of $400 million up to $1.5 billion and 0.675% of the Portfolio’s average daily net assets in excess of $1.5 billion. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

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Dreman Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$93,606,637	$—	$60,748,681

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$1,911,632	$1,793,333	$—	$—	$1,911,632	$1,793,333

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Dreman Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Income Tax Information - continued

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$4,627,656	$—	$46,160,362	$(23,186,950)	$27,601,068

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$1,544,974	$21,641,976	$23,186,950

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Dreman Small Cap Value Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned 6.19% and 6.11%, respectively, compared to its benchmark, the Russell Midcap Value Index1, which returned 6.69%.

Market Environment/Conditions

During the first quarter of 2011, U.S. equities continued their positive momentum from 2010, posting the best first quarter in more than a decade as the S&P 500 returned 5.9%. While all sectors made gains, energy stocks dominated returns as the benchmark Brent crude oil price reached almost $120/barrel on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. The Industrials sector also performed well. However, the rising price of oil and other commodities weighed on the Utilities and Consumer Staples sectors, which faced higher input costs. Strong returns from U.S. equities over the first quarter reflected optimism on improving trends in labor, housing, manufacturing and consumer confidence early in the period that outweighed less decisive macroeconomic data and rising gasoline prices in March.

During the second quarter of 2011, U.S. equity markets finished modestly higher, despite losing most of their gains for the year by mid-June before recovering. The S&P 500 Index rose 0.10% in the second quarter, lifting year to-date returns to 6.02%. Markets were aided in large part by a four day rally at the end of June on the heels of better-than-expected U.S. manufacturing activity, a rebound in automobile sales and a short-term resolution of the sovereign debt crisis in Greece. Sector returns were mixed for the quarter, with more defensive sectors, including Healthcare and Utilities, posting the largest gains, while Financials and Energy lagged the broader market. WTI crude oil prices fell from a high of nearly $115 a barrel in early May to a low of $90.61 at the end of June, as a mix of uncertain growth in the U.S. and concerns about China’s economy lowered expectations for oil demand. While U.S. home construction rose modestly in May, housing and employment continue to remain key weak spots in the U.S. economy.

Portfolio Review/Current Positioning

The Portfolio underperformed the Russell Midcap Value Index (gross) over the six-month period ended June 30, 2011. Weak stock selection in the Energy and Financials sectors detracted from performance, while stock selection in the Information Technology and Consumer Discretionary sectors contributed to performance.

Stock selection in the portfolio was weak in the Financials sector, driven by our holdings in Genworth Financial, Inc. (0.8% of the Portfolio). Shares of Genworth Financial declined largely due to concerns over its significant exposure to consumer home loans. However, we continue to have strong conviction in this attractively valued turnaround stock which is generating profitable earnings from non-mortgage fee-based and international businesses. We also continue to believe that mortgage losses will be earned out as the market stabilizes and that the company has the ability to earn high-single digit returns-on-equity (ROE), which warrants a higher valuation. Newfield Exploration Co. (1.4%) detracted from performance. Newfield Exploration was impacted by a combination of weaker oil prices as well as concerns over flooding in the Williston Basin and the potential impact on near-term results. Despite this event, the stock remains a core long-term holding as we believe that the company is well positioned to reduce its finding and development costs and grow its reserve base with high returns on capital.

The top contributor during the period was DISH Network Corp. (1.8%) DISH Network’s customer turnover materially dropped following its quarterly results which surprised the market. In addition, the company received a favorable court ruling as a defendant in TIVO’s patent infringement case. These factors, combined with attractive valuation, drove shares higher. Stock selection in the portfolio was strongest in the Information Technology sector, driven by our position in Polycom Inc. (0.6%), a provider of communications solutions including telepresence, group video and group voice systems. Shares of Polycom rose after the company reported excellent first quarter results, driven by strong revenue growth in its voice and video communication businesses. It also issued positive guidance for the rest of the year. Additionally, the company announced a new strategic partnership with Hewlett-Packard and a renewed partnership with Microsoft which we believe should be further drivers of revenue.

The Portfolio is positioned to favor companies with strong quality characteristics that are attractively valued and poised to grow despite a slower growth environment. This includes global franchises with increased exposure to developing market revenue streams, as well as secular growth stories where valuations are still compelling. We also favor select Energy names that have improving production profiles, low cost operations, and leverage to continued recovery in oil prices. We remain cautious on areas facing increasingly negative headwinds, such as pharmaceutical companies subject to large earnings cliffs and a higher Food & Drug Administration (FDA) safety bar. We are also cautious on consumer cyclical companies facing increased commodity-driven cost pressure. We maintain our discipline in finding companies with strong or improving fundamentals, led by quality management teams focused on creating shareholder value, and remain focused on the long-term outperformance of the portfolio.

Team Managed

Andrew Braun

Sean Gallagher

Dolores Bamford, CFA

Goldman Sachs Asset Management, L.P.

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MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
J.M. Smucker Co. (The)	1.9
Principal Financial Group, Inc.	1.9
PPL Corp.	1.8
Lear Corp.	1.8
DISH Network Corp.—Class A	1.8
Xcel Energy, Inc.	1.7
Sprint Nextel Corp.	1.7
Scripps Networks Interactive—Class A	1.7
SLM Corp.	1.6
Liberty Media Corp.—Interactive—Class A	1.5

Top Sectors

% of Market Value of Total Investments
Financials	28.5
Industrials	11.3
Utilities	11.0
Communications	10.6
Non-Cyclical	10.4
Cyclical	9.2
Energy	7.0
Technology	5.7
Basic Materials	3.9
Cash & Equivalents	2.4

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Goldman Sachs Mid Cap Value Portfolio

Goldman Sachs Mid Cap Value Portfolio managed by

Goldman Sachs Asset Management, L.P. vs. Russell Midcap Value Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
Goldman Sachs Mid Cap Value Portfolio—Class A	6.19%	36.68%	5.19%	8.88%
Class B	6.11%	36.36%	4.93%	8.62%
Russell Midcap Value Index[1]	6.69%	34.28%	4.01%	8.55%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 5/1/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.76%	$1,000.00	$1,061.90	$3.89
Hypothetical*	0.76%	1,000.00	1,021.03	3.81

Class B
Actual	1.01%	$1,000.00	$1,061.10	$5.16
Hypothetical*	1.01%	1,000.00	1,019.79	5.06

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
BE Aerospace, Inc.*	142,319	$5,808,038
Spirit AeroSystems Holdings, Inc.—Class A*	277,494	6,104,868
Textron, Inc. (a)	277,718	6,556,922

		18,469,828

Airlines—0.7%
JetBlue Airways Corp.* (a)	810,750	4,945,575

Auto Components—3.0%
Lear Corp.	244,082	13,053,505
TRW Automotive Holdings Corp.*	140,481	8,292,594

		21,346,099

Beverages—0.8%
Coca-Cola Enterprises, Inc.	185,663	5,417,646

Building Products—1.0%
Masco Corp. (a)	591,060	7,110,452

Capital Markets—2.9%
Invesco, Ltd.	297,105	6,952,257
Janus Capital Group, Inc. (a)	376,526	3,554,406
Lazard, Ltd.—Class A	91,893	3,409,230
Legg Mason, Inc.	220,074	7,209,624

		21,125,517

Chemicals—2.9%
Albemarle Corp.	36,752	2,543,239
Chemtura Corp.*	370,580	6,744,556
Cytec Industries, Inc. (a)	93,696	5,358,474
Huntsman Corp.	334,587	6,306,965

		20,953,234

Commercial Banks—5.8%
CIT Group, Inc.*	157,935	6,990,203
Fifth Third Bancorp	736,261	9,387,328
First Republic Bank* (a)	52,968	1,709,807
M&T Bank Corp.	66,191	5,821,499
SunTrust Banks, Inc.	392,540	10,127,532
Zions Bancorporation	302,428	7,261,296

		41,297,665

Commercial Services & Supplies—0.7%
Republic Services, Inc.	173,418	5,349,945

Security Description	Shares	Value

Communications Equipment—1.3%
Brocade Communications Systems, Inc.*	777,960	$5,025,621
Polycom, Inc.*	64,416	4,141,949

		9,167,570

Consumer Finance—1.6%
SLM Corp.	688,527	11,574,139

Diversified Financial Services—0.8%
NASDAQ OMX Group, Inc. (The)*	220,714	5,584,064

Diversified Telecommunication Services—1.2%
CenturyLink, Inc.	220,089	8,898,198

Electric Utilities—5.7%
Edison International	119,644	4,636,205
Great Plains Energy, Inc.	101,970	2,113,838
Northeast Utilities	182,906	6,432,804
NV Energy, Inc.	365,869	5,616,089
Pinnacle West Capital Corp.	116,588	5,197,493
PPL Corp.	473,710	13,183,349
Westar Energy, Inc. (a)	125,904	3,388,077

		40,567,855

Electrical Equipment—1.2%
Cooper Industries plc	83,360	4,974,091
GrafTech International, Ltd.*	165,136	3,347,307

		8,321,398

Electronic Equipment, Instruments & Components—0.7%
Amphenol Corp.—Class A	90,025	4,860,450

Energy Equipment & Services—2.3%
Cameron International Corp.*	104,876	5,274,214
Helmerich & Payne, Inc.	83,892	5,546,939
Oil States International, Inc.* (a)	69,321	5,539,441

		16,360,594

Food Products—3.3%
ConAgra Foods, Inc.	281,267	7,259,501
H.J. Heinz Co. (a)	57,576	3,067,649
J.M. Smucker Co. (The)	179,053	13,686,812

		24,013,962

Gas Utilities—0.5%
Energen Corp.	27,245	1,539,342
Questar Corp.	109,445	1,938,271

		3,477,613

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—3.5%
Boston Scientific Corp.*	1,465,028	$10,123,344
Hologic, Inc.*	311,878	6,290,579
Kinetic Concepts, Inc.* (a)	152,168	8,769,442

		25,183,365

Health Care Providers & Services—1.6%
Aetna, Inc.	183,267	8,080,242
Patterson Cos., Inc.	104,927	3,451,049

		11,531,291

Hotels, Restaurants & Leisure—1.9%
Royal Caribbean Cruises, Ltd.*	191,341	7,202,075
Wyndham Worldwide Corp.	184,909	6,222,188

		13,424,263

Household Durables—2.1%
Mohawk Industries, Inc.* (a)	57,049	3,422,369
Newell Rubbermaid, Inc.	433,701	6,843,802
NVR, Inc.* (a)	6,699	4,859,991

		15,126,162

Household Products—1.0%
Energizer Holdings, Inc.*	101,371	7,335,206

Independent Power Producers & Energy Traders — 0.3%
AES Corp. (The)*	195,520	2,490,925

Insurance—10.5%
Everest Reinsurance Group, Ltd.	128,389	10,495,801
Genworth Financial, Inc.—Class A*	545,409	5,606,805
Hartford Financial Services Group, Inc. (The) (a)	290,722	7,666,339
Lincoln National Corp.	179,762	5,121,419
Marsh & McLennan Cos., Inc.	142,186	4,434,781
PartnerRe, Ltd.	66,769	4,597,046
Principal Financial Group, Inc.	440,977	13,414,520
Unum Group	268,978	6,853,560
W.R. Berkley Corp. (a)	277,673	9,007,712
XL Group plc	368,043	8,089,585

		75,287,568

Internet & Catalog Retail—1.5%
Liberty Media Corp.—Interactive—Class A*	648,733	10,879,252

Leisure Equipment & Products—1.0%
Hasbro, Inc.	157,492	6,918,624

Security Description	Shares	Value

Machinery—2.8%
Eaton Corp.	65,387	$3,364,161
Parker Hannifin Corp.	80,609	7,233,852
Pentair, Inc. (a)	231,136	9,328,649

		19,926,662

Media—4.7%
DISH Network Corp.—Class A*	411,342	12,615,859
Liberty Global, Inc.—Class A*	196,532	8,851,802
Scripps Networks Interactive—Class A	246,257	12,037,042

		33,504,703

Metals & Mining—1.0%
Stillwater Mining Co.* (a)	243,203	5,352,898
Thompson Creek Metals Co., Inc.* (a)	185,937	1,855,651

		7,208,549

Multi-Utilities—4.8%
CMS Energy Corp.	324,294	6,385,349
SCANA Corp. (a)	189,013	7,441,442
Sempra Energy	155,830	8,240,290
Xcel Energy, Inc.	514,896	12,511,973

		34,579,054

Oil, Gas & Consumable Fuels—4.5%
Cabot Oil & Gas Corp.	125,638	8,331,056
CONSOL Energy, Inc.	65,168	3,159,345
Frontier Oil Corp.	203,594	6,578,122
Newfield Exploration Co.*	151,882	10,331,014
Pioneer Natural Resources Co.	40,787	3,653,291

		32,052,828

Pharmaceuticals—1.2%
Warner Chilcott plc—Class A	368,095	8,882,132

Real Estate Investment Trusts—6.9%
Alexandria Real Estate Equities, Inc. (a)	45,207	3,499,926
AvalonBay Communities, Inc.	44,985	5,776,074
Camden Property Trust (a)	73,156	4,654,185
Douglas Emmett, Inc. (a)	100,539	1,999,721
Essex Property Trust, Inc. (a)	17,554	2,374,881
Host Hotels & Resorts, Inc. (a)	389,293	6,598,516
Kimco Realty Corp.	369,950	6,895,868
MFA Financial, Inc.	738,215	5,935,248
Tanger Factory Outlet Centers, Inc. (a)	189,877	5,083,007
Ventas, Inc. (a)	123,287	6,498,458

		49,315,884

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—1.3%
Kansas City Southern*	88,683	$5,261,562
Ryder System, Inc.	70,982	4,035,327

		9,296,889

Semiconductors & Semiconductor Equipment—2.3%
Maxim Integrated Products, Inc.	130,117	3,325,791
ON Semiconductor Corp.*	504,639	5,283,570
Xilinx, Inc. (a)	211,749	7,722,486

		16,331,847

Software—3.3%
BMC Software, Inc.*	86,376	4,724,767
Check Point Software Technologies, Ltd.*	75,862	4,312,755
Electronic Arts, Inc.*	174,616	4,120,938
Parametric Technology Corp.* (a)	271,763	6,231,525
Quest Software, Inc.* (a)	197,863	4,497,426

		23,887,411

Specialty Retail—0.6%
Guess?, Inc.	94,672	3,981,904

Wireless Telecommunication Services—2.0%
Clearwire Corp.—Class A* (a)	528,146	1,996,392
Sprint Nextel Corp.*	2,260,649	12,184,898

		14,181,290

Total Common Stocks (Cost $620,450,716)		700,167,613

Short-Term Investments—13.9%

Mutual Funds—11.5%
State Street Navigator Securities Lending Prime Portfolio (b)	82,629,287	82,629,287

Short-Term Investments—(Continued)
Security Description	Par Amount	Value

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $17,058,005 on 07/01/11 collateralized by $17,625,000 Federal Home Loan Bank at 4.250% due 02/26/29 with a value of $17,402,633	$17,058,000	$17,058,000

Total Short-Term Investments (Cost $99,687,287)		99,687,287

Total Investments—111.7% (Cost $720,138,003#)		799,854,900
Other Assets and Liabilities (net)—(11.7)%		(84,004,044)

Net Assets—100.0%		$715,850,856

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $720,138,003. The aggregate unrealized appreciation and depreciation of investments were $91,120,020 and $(11,403,123), respectively, resulting in net unrealized appreciation of $79,716,897 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $81,494,172 and the collateral received consisted of cash in the amount of $82,629,287 and non-cash collateral with a value of $304,554. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$700,167,613	$—	$—	$700,167,613
Short-Term Investments
Mutual Funds	82,629,287	—	—	82,629,287
Repurchase Agreement	—	17,058,000	—	17,058,000
Total Short-Term Investments	82,629,287	17,058,000	—	99,687,287
Total Investments	$782,796,900	$17,058,000	$—	$799,854,900

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$782,796,900
Repurchase Agreement	17,058,000
Cash	551
Receivable for investments sold	1,178,346
Receivable for shares sold	374,089
Dividends receivable	909,748

Total assets	802,317,634

Liabilities
Payables for:
Investments purchased	3,159,835
Shares redeemed	154,341
Collateral for securities loaned	82,629,287
Accrued Expenses:
Management fees	406,301
Distribution and service fees - Class B	37,347
Administration fees	3,283
Custodian and accounting fees	7,842
Deferred trustees’ fees	20,516
Other expenses	48,026

Total liabilities	86,466,778

Net Assets	$715,850,856

Net Assets Represented by
Paid in surplus	$626,674,346
Accumulated net realized gain	7,110,959
Unrealized appreciation on investments	79,716,897
Undistributed net investment income	2,348,654

Net Assets	$715,850,856

Net Assets
Class A	$529,483,385
Class B	186,367,471
Capital Shares Outstanding*
Class A	39,140,755
Class B	13,788,820
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.53
Class B	13.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $703,080,003.
(b)	Includes securities loaned at value of $81,494,172.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends	$4,732,998
Interest (a)	109,758

Total investment income	4,842,756

Expenses
Management fees	2,304,928
Administration fees	17,669
Custodian and accounting fees	39,245
Distribution and service fees - Class B	214,701
Audit and tax services	15,674
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	15,559
Insurance	1,933
Miscellaneous	4,326

Total expenses	2,650,704
Less broker commission recapture	(94,843)

Net expenses	2,555,861

Net investment income	2,286,895

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	51,965,970

Net change in unrealized depreciation on investments	(18,584,288)

Net realized and unrealized gain on investments	33,381,682

Net Increase in Net Assets from Operations	$35,668,577

(a)	Includes net income on securities loaned of $108,880.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,286,895	$4,029,717
Net realized gain on investments	51,965,970	75,611,712
Net change in unrealized appreciation (depreciation) on investments	(18,584,288)	41,457,431

Net increase in net assets resulting from operations	35,668,577	121,098,860

Distributions to Shareholders
From net investment income
Class A	(2,871,586)	(5,261,429)
Class B	(815,126)	(1,091,275)

Net decrease in net assets resulting from distributions	(3,686,712)	(6,352,704)

Net increase (decrease) in net assets from capital share transactions	103,514,895	(53,441,075)

Net Increase in Net Assets	135,496,760	61,305,081
Net assets at beginning of period	580,354,096	519,049,015

Net assets at end of period	$715,850,856	$580,354,096

Undistributed net investment income at end of period	$2,348,654	$3,748,471

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	12,414,663	$169,807,971	4,272,204	$47,834,401
Reinvestments	213,978	2,871,586	448,545	5,261,429
Redemptions	(7,227,686)	(99,205,345)	(10,318,912)	(118,685,113)

Net increase (decrease)	5,400,955	$73,474,212	(5,598,163)	$(65,589,283)

Class B
Sales	3,202,948	$42,773,772	2,792,394	$32,424,528
Reinvestments	60,740	815,126	93,033	1,091,275
Redemptions	(1,018,346)	(13,548,215)	(1,892,528)	(21,367,595)

Net increase	2,245,342	$30,040,683	992,899	$12,148,208

Increase (decrease) derived from capital shares transactions		$103,514,895		$(53,441,075)

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.82		$10.41	$7.99	$13.57	$14.43	$12.54

Income (Loss) from Investment Operations
Net Investment Income(a)	0.05		0.09	0.14	0.17	0.18	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.74		2.45	2.42	(4.65)	0.39	1.86

Total From Investment Operations	0.79		2.54	2.56	(4.48)	0.57	2.00

Less Distributions
Distributions from Net Investment Income	(0.08)		(0.13)	(0.14)	(0.13)	(0.10)	—
Distributions from Net Realized Capital Gains	—		—	—	(0.97)	(1.33)	(0.11)

Total Distributions	(0.08)		(0.13)	(0.14)	(1.10)	(1.43)	(0.11)

Net Asset Value, End of Period	$13.53		$12.82	$10.41	$7.99	$13.57	$14.43

Total Return (%)	6.19		24.56	32.67	(35.92)	3.37	16.02

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.76	*	0.77	0.77	0.75	0.77	0.81
Ratio of Net Expenses to Average Net Assets (%)(b)	0.76	*	0.77	0.77	0.75	0.75	0.79
Ratio of Net Investment Income to Average Net Assets (%)	0.78	*	0.85	1.64	1.56	1.27	1.02
Portfolio Turnover Rate (%)	35.5		97.9	116.0	98.5	83.6	67.2
Net Assets, End of Period (in millions)	$529.50		$432.6	$409.4	$278.9	$383.0	$277.9

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.80		$10.40	$7.97	$13.53	$14.40	$12.55

Income (Loss) from Investment Operations
Net Investment Income(a)	0.04		0.07	0.12	0.14	0.14	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.74		2.44	2.42	(4.64)	0.39	1.85

Total From Investment Operations	0.78		2.51	2.54	(4.50)	0.53	1.96

Less Distributions
Distributions from Net Investment Income	(0.06)		(0.11)	(0.11)	(0.09)	(0.07)	—
Distributions from Net Realized Capital Gains	—		—	—	(0.97)	(1.33)	(0.11)

Total Distributions	(0.06)		(0.11)	(0.11)	(1.06)	(1.40)	(0.11)

Net Asset Value, End of Period	$13.52		$12.80	$10.40	$7.97	$13.53	$14.40

Total Return (%)	6.11		24.23	32.30	(36.07)	3.10	15.69

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.01	*	1.02	1.02	1.01	1.02	1.07
Ratio of Net Expenses to Average Net Assets (%)(b)	1.01	*	1.02	1.02	1.00	1.00	1.05
Ratio of Net Investment Income to Average Net Assets (%)	0.53	*	0.64	1.37	1.26	0.97	0.83
Portfolio Turnover Rate (%)	35.5		97.9	116.0	98.5	83.6	67.2
Net Assets, End of Period (in millions)	$186.4		$147.8	$109.7	$97.1	$195.7	$192.6

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, foreign currency transactions, deferred trustees’ compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash

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MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$2,304,928	0.75%	First $200 Million

	0.70%	Over $200 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

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MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2011 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission

Goldman Sachs & Co.	$11,110

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$311,238,215	$—	$228,399,499

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$6,352,704	$6,104,641	$—	$—	$6,352,704	$6,104,641

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$3,764,773	$—	$96,397,860	$(42,951,686)	$57,210,947

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$42,951,686	$42,951,686

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

17

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 4.60%, 4.48% and 4.54%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 4.98%.

Market Environment/Conditions

The first half of 2011 has been eventful. The market experienced continued instability, despite falling energy prices and Japan slowly beginning to recover from the March earthquake and tsunami disasters. Supply chain disruptions for auto manufacturers and technology product producers as a result of the earthquake and tsunami in Japan still exist, though the impact is subsiding. Osama bin Laden was finally found, countries in the Middle East and Africa are still experiencing repercussions from political instability that have disrupted economic activity in that region, and debt issues in certain Europe zones remained in the headlines. While all of these events influenced world markets to a degree, the dominant factor still plaguing global financial markets is the situation in Greece.

With a population of roughly 11 million people, Greece is a tiny country that represents about 2.5% of European gross domestic product (“GDP”). One has to ask how such a small part of the global economic system can cause so much macroeconomic havoc. The economic system of Greece, like many of its European neighbors, features a rather large role for the government. Greece’s public sector represents over 51% of GDP, more than triple that of tourism, the No. 2 industry at 15% of GDP. A majority of Greek citizens are dependent on the government, as private-sector growth is constrained by unclear regulations and tough labor rules.

Greece is threatening its EU neighbors and scaring the world, not because of its impact on global GDP growth, but because close to half of Greek debt is held by the European Central Bank and much of the rest is held within the European banking system. We think that none of this “paper” is worth close to its face value.

Portfolio Review/Current Positioning

The Portfolio slightly underperformed its benchmark, the MSCI EAFE Index, chiefly due to currency hedging, as our hedge contracts have been a drag on performance for the six-month period ended June 30, 2011. The negative impact of hedges in the last quarter wiped out gains from the first three months of the year. However, we continued to view these currencies as very overvalued based on purchasing-power parity. Therefore, at period end we still held our hedge positions to offset the risks associated with owning overvalued foreign currencies. Hedged currencies include the euro, Australian dollar, Swiss franc, Swedish krona, and Japanese yen.

On an equity-only basis, both stock selection and country weights contributed to relative performance for the past six months. Holdings in the U.K., Australia, and Germany delivered the best relative results. Holdings in Ireland detracted most for the period. Exposure to South Korea and our position in Spain also worked against the Portfolio’s relative performance for the six-month period.

Bank of Ireland (Ireland) and Daiwa Securities Group (Japan) had the most negative impact on performance during the period. Ireland’s financial environment remains challenging. At the end of March, the Irish Central Bank (CBI) issued the results of stress tests that confirmed banking institutions needed to raise additional capital. In particular, the CBI reported that Bank of Ireland needed to raise 5.2 billion euros in capital to meet both the minimum Core Tier 1 ratio for 2011-2013 and the Core Tier 1 ratio under the adverse-stress scenario. However, Bank of Ireland’s management believes the adverse-stress scenario reflects unlikely conditions, and is comfortable meeting the minimum requirements. The government committed to provide a large portion of the needed capital. This situation caused a large decline in Bank of Ireland’s share price, and this decline led to it being removed from the MSCI Standard (composed of large- and mid-capitalization companies) index category and placed in the MSCI Small Cap category, which led to further declines in the stock price.

Like the vast majority of Japan-based firms, the stock price of Daiwa Securities Group declined significantly in March due to the calamitous events in its home country and was a detractor for the six-month period. The company has since released fiscal full-year 2010 (year-end is March 31) results, which were weak. Low volumes, expansion costs related to the Asian build-out, and private equity losses caused the wholesale business to lose enough money that Daiwa reported a consolidated loss. A cost cutting plan is in place to help the wholesale business return to profits over time. Having said that, the retail business continues to flourish, despite the negative market conditions, as the trend from savings to investing marches on. The retail business earned a double digit return on equity (“ROE”). Inflows are continuing, as Daiwa’s assets under management increased by approximately 4% from a year ago. Finally, profitability in the asset management division continued to increase. Though the company’s operations have been disrupted at least for the near term, our long-term view of this company has not changed, and there has been no change in Daiwa’s fundamentals or in our assessment of its intrinsic value.

Individual holdings BNP Paribas (France) and Allianz (Germany) had the most positive impact on performance during the period. BNP Paribas reported 2010 results that were positive overall and generally in line with our expectations. Fee growth was approximately 6% higher than our forecasts, and cost containment was good for the year. Importantly, the company did a decent job generating capital in 2010 with its Common Equity Tier 1 ratio improving from 8.0% at the end of 2009 to 9.2% at the end of 2010.

Allianz’s stock price rose after the company released fourth quarter and full year 2010 financial results that were better than the market expected. A strong increase in assets under management (up 26% to a record €1.2 trillion) drove higher than forecast operating profit. The company’s balance sheet remains solid.

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MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary* (continued)

At period end, the Portfolio held 61 securities across a variety of countries and industries. We initiated new positions in European holdings Hennes & Mauritz (“H&M”) (Sweden), Philips Electronics (Netherlands), and Tesco (United Kingdom). Australian firms Orica and Treasury Wine Estates (spun off from Foster’s) were also added to the portfolio. Lastly we bought Secom (Japan) and eliminated KT&G (South Korea) during the period.

At period end, the Portfolio was most heavily weighted in the financial (23%), consumer discretionary (18%), and industrial (17%) sectors. The Portfolio currently has no exposure to energy, telecom, or utilities stocks.

David G. Herro, CFA, Partner and Chief Investment Officer, International Equity

Robert A. Taylor, CFA, Partner, Director of International Research and Portfolio Manager

Harris Associates L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Daiwa Securities Group, Inc.	3.4
Credit Suisse Group AG	3.4
Toyota Motor Corp.	3.1
CANON, Inc.	3.0
BNP Paribas	2.8
Adecco S.A.	2.8
Assa Abloy AB - Class B	2.8
Allianz SE	2.7
Intesa Sanpaolo	2.6
Publicis Groupe	2.6

Top Countries

% of Market Value of Total Investments
Japan	24.4
Switzerland	22.3
United Kingdom	10.3
France	9.0
Netherlands	6.4
Germany	6.0
Australia	5.5
Sweden	3.3
United States	2.6
Others	10.2

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MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Harris Oakmark International Portfolio managed by

Harris Associates L.P. vs. MSCI EAFE Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
Harris Oakmark International Portfolio—Class A	4.60%	29.50%	5.22%	8.77%
Class B	4.48%	29.16%	4.96%	9.29%
Class E	4.54%	29.32%	5.07%	8.96%
MSCI EAFE Index[1]	4.98%	30.36%	1.48%	7.16%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.82%	$1,000.00	$1,046.00	$4.16
Hypothetical*	0.82%	1,000.00	1,020.73	4.11

Class B(a)
Actual	1.07%	$1,000.00	$1,044.80	$5.42
Hypothetical*	1.07%	1,000.00	1,019.49	5.36

Class E(a)
Actual	0.97%	$1,000.00	$1,045.40	$4.92
Hypothetical*	0.97%	1,000.00	1,019.98	4.86

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Australia—5.6%
Amcor, Ltd.	10,449,400	$80,907,437
Brambles, Ltd.	3,108,400	24,162,413
Foster’s Group, Ltd.	4,896,200	27,120,122
Orica, Ltd.	1,406,800	40,821,522
Treasury Wine Estates, Ltd.* (a)	2,052,867	7,490,317

		180,501,811

Canada—0.8%
Thomson Reuters Corp. (a)	699,700	26,275,486

France—9.1%
BNP Paribas S.A.	1,182,410	91,332,329
Danone S.A.	483,000	36,093,441
Publicis Groupe S.A. (a)	1,474,700	82,447,349
Societe Television Francaise S.A. (a)	2,606,473	47,523,351
Sodexo	323,100	25,353,944
Vallourec S.A. (a)	85,873	10,472,787

		293,223,201

Germany—6.2%
Allianz SE	618,600	86,560,248
Daimler AG	550,400	41,486,460
SAP AG	1,153,900	69,896,232

		197,942,940

Ireland—1.1%
Bank of Ireland plc*	60,692,042	10,127,372
Experian plc	2,043,700	26,058,261

		36,185,633

Israel—0.1%
Orbotech, Ltd.*	265,000	3,378,750

Italy—2.6%
Intesa Sanpaolo (144A)	31,369,464	83,550,215

Japan—24.8%
Canon, Inc. (a)	2,003,500	95,374,709
Daiwa Securities Group, Inc. (a)	24,757,000	108,877,505
Honda Motor Co., Ltd. (a)	1,972,900	75,910,636
Japan Tobacco, Inc.	13,560	52,240,300
Meitec Corp. (a)	908,000	19,825,578
Olympus Corp. (a)	2,134,100	71,803,921
Omron Corp. (a)	2,253,900	62,538,446
Rohm Co., Ltd.	1,350,000	77,216,213
Secom Co., Ltd.	1,506,000	72,199,206
Sumitomo Mitsui Financial Group, Inc.	2,041,100	62,707,740
Toyota Motor Corp.	2,380,000	100,030,714

		798,724,968

Security Description	Shares	Value

Mexico—1.5%
Fomento Economico Mexicano, S.A.B de C.V. (ADR)	258,100	$17,161,069
Grupo Televisa S.A. (ADR)(a)	1,211,266	29,797,144

		46,958,213

Netherlands—6.5%
Akzo Nobel N.V.	792,700	50,081,556
ArcelorMittal (a)	1,095,100	38,164,297
Heineken Holding N.V.	835,900	42,840,555
Koninklijke Ahold N.V.	3,029,800	40,774,816
Koninklijke Philips Electronics N.V.	1,457,300	37,483,400

		209,344,624

South Korea—1.8%
Samsung Electronics Co., Ltd.	74,200	57,671,148

Spain—2.5%
Banco Santander S.A.	7,031,458	81,255,287

Sweden—3.3%
Assa Abloy AB—Class B (a)	3,291,200	88,776,878
Hennes & Mauritz AB—Class B	529,600	18,317,993

		107,094,871

Switzerland—22.7%
Adecco S.A.	1,401,600	89,797,528
Compagnie Financiere Richemont S.A.—Class A	398,300	26,063,232
Credit Suisse Group AG	2,802,700	108,858,474
Geberit AG*	109,400	25,902,863
Givaudan S.A*.	69,550	73,530,823
Holcim Ltd.*	722,000	54,450,094
Kuehne & Nagel International AG	378,000	57,330,617
Nestle S.A.	1,322,900	82,158,615
Novartis AG	979,700	59,971,141
Roche Holding AG	440,100	73,575,798
UBS AG*	4,416,632	80,480,316

		732,119,501

United Kingdom—10.4%
BAE Systems plc	3,273,800	16,755,125
Diageo plc	3,714,700	75,986,668
G4S plc	14,409,100	64,783,450
GlaxoSmithKline plc	1,919,700	41,149,407
Reed Elsevier plc	6,587,800	59,981,080
Schroders plc	232,600	5,782,021
Signet Jewelers, Ltd.*	845,692	39,586,842

See accompanying notes to financial statements.

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Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

United Kingdom—(Continued)
Tesco plc	957,800	$6,193,062
Wolseley plc	798,300	26,066,355

		336,284,010

Total Common Stocks (Cost $2,846,289,931)		3,190,510,658

Short-Term Investments—13.8%

Mutual Funds—11.1%
State Street Navigator Securities Lending Prime Portfolio (b)	357,548,399	357,548,399

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $86,308,024 on 07/01/11 collateralized by $87,815,000 Freddie Mac at 2.550% due 09/08/17 with a value of $ 88,034,538.	$86,308,000	86,308,000

Total Short-Term Investments (Cost $443,856,399)		443,856,399

Total Investments—112.8% (Cost $3,290,146,330#)		3,634,367,057
Other Assets and Liabilities (net)—(12.8)%		(411,907,882)

Net Assets—100.0%		$3,222,459,175

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $3,290,146,330. The aggregate unrealized appreciation and depreciation of investments were $464,453,086 and $(120,232,359), respectively, resulting in net unrealized appreciation of $344,220,727 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $341,895,234 and the collateral received consisted of cash in the amount of $357,548,399. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $83,550,215, which was 2.6% of net assets.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2011 (Unaudited)
% of Net Assets
Commercial Banks	10.2
Capital Markets	9.4
Media	7.6
Automobiles	6.7
Pharmaceuticals	5.4
Beverages	5.3
Chemicals	5.1
Commercial Services & Supply Industry	5.0
Professional Services	4.2
Semiconductors & Semiconductor Equipment	4.2

See accompanying notes to financial statements.

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Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$180,501,811	$—	$180,501,811
Canada	26,275,486	—	—	26,275,486
France	—	293,223,201	—	293,223,201
Germany	—	197,942,940	—	197,942,940
Ireland	—	36,185,633	—	36,185,633
Israel	3,378,750	—	—	3,378,750
Italy	—	83,550,215	—	83,550,215
Japan	—	798,724,968	—	798,724,968
Mexico	46,958,213	—	—	46,958,213
Netherlands	—	209,344,624	—	209,344,624
South Korea	—	57,671,148	—	57,671,148
Spain	—	81,255,287	—	81,255,287
Sweden	—	107,094,871	—	107,094,871
Switzerland	—	732,119,501	—	732,119,501
United Kingdom	39,586,842	296,697,168	—	336,284,010
Total Common Stocks	116,199,291	3,074,311,367	—	3,190,510,658
Short-Term Investments
Mutual Funds	357,548,399	—	—	357,548,399
Repurchase Agreement	—	86,308,000	—	86,308,000
Total Short-Term Investments	357,548,399	86,308,000	—	443,856,399
Total Investments	$473,747,690	$3,160,619,367	$—	$3,634,367,057

Forward Contracts**
Forward Contracts to Sell Appreciation	$—	$2,394,294	$—	$2,394,294
Forward Contracts to Sell (Depreciation)	—	(50,951,676)	—	(50,951,676)
Total Forward Contracts	$—	$(48,557,382)	$—	$(48,557,382)

**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

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Harris Oakmark International Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$3,548,059,057
Repurchase Agreement	86,308,000
Cash	753
Cash denominated in foreign currencies (c)	2,698,401
Receivable for investments sold	35,322,932
Receivable for shares sold	1,620,248
Dividends receivable	8,452,594
Unrealized appreciation on forward currency exchange contracts	2,394,294

Total assets	3,684,856,279

Liabilities
Payables for:
Investments purchased	49,776,590
Shares redeemed	1,574,961
Unrealized depreciation on forward currency exchange contracts	50,951,676
Collateral for securities loaned	357,548,399
Accrued Expenses:
Management fees	1,939,883
Distribution and service fees - Class B	227,051
Distribution and service fees - Class E	16,361
Administration fees	13,554
Custodian and accounting fees	179,078
Deferred trustees’ fees	20,516
Other expenses	149,035

Total liabilities	462,397,104

Net Assets	$3,222,459,175

Net Assets Represented by
Paid in surplus	$3,175,118,208
Accumulated net realized loss	(327,104,821)
Unrealized appreciation on investments and foreign currency transactions	296,198,287
Undistributed net investment income	78,247,501

Net Assets	$3,222,459,175

Net Assets
Class A	$1,957,546,709
Class B	1,130,216,226
Class E	134,696,240
Capital Shares Outstanding*
Class A	135,843,943
Class B	79,491,032
Class E	9,427,129
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.41
Class B	14.22
Class E	14.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $3,203,838,330.
(b)	Includes securities loaned at value of $341,895,234.
(c)	Identified cost of cash denominated in foreign currencies was $2,692,389.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$56,331,945
Interest (b)	1,784,751

Total investment income	58,116,696

Expenses
Management fees	10,997,713
Administration fees	71,418
Custodian and accounting fees	754,301
Distribution and service fees - Class B	1,329,445
Distribution and service fees - Class E	102,291
Audit and tax services	17,226
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	78,578
Insurance	7,547
Miscellaneous	10,757

Total expenses	13,405,945
Less management fee waiver	(233,527)

Net expenses	13,172,418

Net investment income	44,944,278

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	75,202,054
Foreign currency transactions	(27,473,997)

Net realized gain on investments and foreign currency transactions	47,728,057

Net change in unrealized appreciation (depreciation) on:
Investments	33,491,372
Foreign currency transactions	(14,814,663)

Net change in unrealized appreciation on investments and foreign currency transactions	18,676,709

Net realized and unrealized gain on investments and foreign currency transactions	66,404,766

Net Increase in Net Assets from Operations	$111,349,044

(a)	Net of foreign withholding taxes of $5,869,355.
(b)	Includes net income on securities loaned of $1,778,675.

See accompanying notes to financial statements.

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Harris Oakmark International Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$44,944,278	$26,501,406
Net realized gain on investments and foreign currency transactions	47,728,057	190,264,471
Net change in unrealized appreciation on investments and foreign currency transactions	18,676,709	130,560,998

Net increase in net assets resulting from operations	111,349,044	347,326,875

Distributions to Shareholders
From net investment income
Class A	(400,513)	(23,569,549)
Class B	—	(14,825,565)
Class E	—	(2,584,459)

Net decrease in net assets resulting from distributions	(400,513)	(40,979,573)

Net increase in net assets from capital share transactions	521,338,533	365,315,681

Net Increase in Net Assets	632,287,064	671,662,983
Net assets at beginning of period	2,590,172,111	1,918,509,128

Net assets at end of period	$3,222,459,175	$2,590,172,111

Undistributed net investment income at end of period	$78,247,501	$33,703,736

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	33,964,736	$496,189,780	23,486,991	$293,268,257
Reinvestments	27,910	400,513	1,857,332	23,569,549
Redemptions	(5,485,610)	(78,422,066)	(7,841,206)	(95,907,941)

Net increase	28,507,036	$418,168,227	17,503,117	$220,929,865

Class B
Sales	11,233,452	$157,787,921	19,148,772	$236,853,011
Reinvestments	—	—	1,181,320	14,825,565
Redemptions	(3,441,503)	(48,401,727)	(8,291,750)	(99,738,952)

Net increase	7,791,949	$109,386,194	12,038,342	$151,939,624

Class E
Sales	667,959	$9,433,981	1,643,338	$20,345,227
Reinvestments	—	—	205,116	2,584,459
Redemptions	(1,108,943)	(15,649,869)	(2,516,305)	(30,483,494)

Net decrease	(440,984)	$(6,215,888)	(667,851)	$(7,553,808)

Increase derived from capital shares transactions		$521,338,533		$365,315,681

See accompanying notes to financial statements.

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Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.78		$12.05	$8.57	$17.27	$19.03	$16.23

Income (Loss) from Investment Operations
Net Investment Income(a)	0.23		0.16	0.15	0.40	0.33	0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.40		1.83	4.17	(6.46)	(0.35)	4.20

Total From Investment Operations	0.63		1.99	4.32	(6.06)	(0.02)	4.51

Less Distributions
Distributions from Net Investment Income	(0.00	)+	(0.26)	(0.84)	(0.28)	(0.18)	(0.49)
Distributions from Net Realized Capital Gains	—		—	—	(2.36)	(1.56)	(1.22)

Total Distributions	(0.00	)+	(0.26)	(0.84)	(2.64)	(1.74)	(1.71)

Net Asset Value, End of Period	$14.41		$13.78	$12.05	$8.57	$17.27	$19.03

Total Return (%)	4.60		16.67	55.46	(40.72)	(0.86)	29.20

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.84	*	0.85	0.84	0.85	0.86	0.98
Ratio of Net Expenses to Average Net Assets (%)(b)	0.82	*	0.84	0.83	0.85	0.86	0.97
Ratio of Net Investment Income to Average Net Assets (%)	3.28	*	1.33	1.58	3.18	1.76	1.77
Portfolio Turnover Rate (%)	15.2		50.7	54.7	52.7	49.6	45.9
Net Assets, End of Period (in millions)	$1,957.5		$1,479.3	$1,082.1	$676.3	$1,458.3	$1,037.0

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.61		$11.91	$8.47	$17.09	$18.87	$16.11

Income (Loss) from Investment Operations
Net Investment Income(a)	0.21		0.13	0.13	0.36	0.30	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.40		1.81	4.11	(6.39)	(0.36)	4.17

Total From Investment Operations	0.61		1.94	4.24	(6.03)	(0.06)	4.43

Less Distributions
Distributions from Net Investment Income	—		(0.24)	(0.80)	(0.23)	(0.16)	(0.45)
Distributions from Net Realized Capital Gains	—		—	—	(2.36)	(1.56)	(1.22)

Total Distributions	—		(0.24)	(0.80)	(2.59)	(1.72)	(1.67)

Net Asset Value, End of Period	$14.22		$13.61	$11.91	$8.47	$17.09	$18.87

Total Return (%)	4.48		16.42	55.06	(40.88)	(1.12)	28.85

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.09	*	1.10	1.09	1.10	1.10	1.23
Ratio of Net Expenses to Average Net Assets (%)(b)	1.07	*	1.09	1.08	1.10	1.10	1.22
Ratio of Net Investment Income to Average Net Assets (%)	2.95	*	1.07	1.30	2.93	1.60	1.49
Portfolio Turnover Rate (%)	15.2		50.7	54.7	52.7	49.6	45.9
Net Assets, End of Period (in millions)	$1,130.2		$975.9	$710.5	$433.4	$862.6	$856.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Harris Oakmark International Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.67		$11.96	$8.50	$17.14	$18.91	$16.14

Income (Loss) from Investment Operations
Net Investment Income(a)	0.21		0.15	0.13	0.38	0.33	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.41		1.80	4.14	(6.42)	(0.37)	4.18

Total from Investment Operations	0.62		1.95	4.27	(6.04)	(0.04)	4.45

Less Distributions
Distributions from Net Investment Income	—		(0.24)	(0.81)	(0.24)	(0.17)	(0.46)
Distributions from Net Realized Capital Gains	—		—	—	(2.36)	(1.56)	(1.22)

Total Distributions	—		(0.24)	(0.81)	(2.60)	(1.73)	(1.68)

Net Asset Value, End of Period	$14.29		$13.67	$11.96	$8.50	$17.14	$18.91

Total Return (%)	4.54		16.50	55.27	(40.82)	(1.00)	28.98

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.99	*	1.00	0.99	1.00	1.00	1.13
Ratio of Net Expenses to Average Net Assets (%)(b)	0.97	*	0.99	0.98	1.00	1.00	1.13
Ratio of Net Investment Income to Average Net Assets (%)	2.97	*	1.22	1.37	3.07	1.75	1.54
Portfolio Turnover Rate (%)	15.2		50.7	54.7	52.7	49.6	45.9
Net Assets, End of Period (in millions)	$134.7		$134.9	$126.0	$81.5	$198.8	$221.0

*	Annualized
+	Distribution from net investment income was less than $0.01
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, forward transactions, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

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MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Harris Associates L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$10,997,713	0.85%	First $100 Million

	0.80%	$100 Million to $1 Billion

	0.75%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective January 1, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $1 billion. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.725% of the Portfolio’s average daily net assets in excess of $1 billion. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the six months ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$954,973,093	$—	$437,533,028

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MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$2,394,294	Unrealized depreciation on forward foreign currency exchange contracts	$50,951,676

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Currency Exchange

Foreign currency transactions	$(27,473,997)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)

Foreign currency transactions	$(15,092,534)

For the six months ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional Amounts or Face Amount (a)	Foreign Currency Risk

Foreign currency transactions	$898,869,996

(a)	Average are based on daily activity levels during 2011.

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MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S. $	Net Unrealized Appreciation/ (Depreciation)

7/6/2011	State Street Corp.	42,500,000	CHF	$50,514,345	$50,748,692	$(234,347)

7/1/2011	State Street Corp.	1,890,000,000	JPY	23,436,047	23,346,880	89,167

Net Unrealized Depreciation						$(145,180)

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S. $	Net Unrealized Appreciation/ (Depreciation)

8/12/2011	State Street Corp.	8,500,000	AUD	$9,078,075	$7,384,800	$(1,693,275)

9/12/2011	State Street Corp.	5,700,000	AUD	6,064,022	5,005,569	(1,058,453)

9/16/2011	State Street Corp.	5,500,000	AUD	5,848,331	4,954,950	(893,381)

9/16/2011	State Street Corp.	8,675,000	AUD	9,224,413	8,186,597	(1,037,816)

9/21/2011	State Street Corp.	7,350,000	AUD	7,810,628	6,942,736	(867,892)

9/21/2011	State Street Corp.	9,700,000	AUD	10,307,904	9,297,935	(1,009,969)

9/21/2011	State Street Corp.	12,230,000	AUD	12,996,461	11,970,113	(1,026,348)

9/21/2011	State Street Corp.	7,700,000	AUD	8,182,563	7,524,440	(658,123)

9/21/2011	State Street Corp.	32,000,000	AUD	34,005,457	34,368,640	363,183

9/21/2011	State Street Corp.	18,800,000	AUD	19,978,206	19,805,800	(172,406)

7/6/2011	State Street Corp.	42,500,000	CHF	50,514,345	40,242,401	(10,271,944)

7/19/2011	State Street Corp.	28,500,000	CHF	33,876,858	27,499,300	(6,377,558)

8/3/2011	State Street Corp.	26,500,000	CHF	31,502,253	25,491,064	(6,011,189)

3/21/2011	State Street Corp.	140,000,000	CHF	166,764,841	161,548,465	(5,216,376)

3/21/2011	State Street Corp.	27,300,000	CHF	32,519,144	31,885,074	(634,070)

3/21/2011	State Street Corp.	165,200,000	CHF	196,782,512	196,485,386	(297,126)

3/21/2011	State Street Corp.	57,500,000	CHF	68,492,702	68,865,574	372,872

3/21/2011	State Street Corp.	87,500,000	EUR	126,061,455	124,932,850	(1,128,605)

3/21/2011	State Street Corp.	37,500,000	EUR	54,026,338	54,509,250	482,912

7/1/2011	State Street Corp.	1,890,000,000	JPY	23,436,047	21,496,571	(1,939,476)

7/20/2011	State Street Corp.	2,420,000,000	JPY	30,010,230	27,854,191	(2,156,039)

8/3/2011	State Street Corp.	2,120,000,000	JPY	26,291,728	24,598,819	(1,692,909)

8/15/2011	State Street Corp.	3,030,000,000	JPY	37,579,816	35,668,040	(1,911,776)

9/7/2011	State Street Corp.	4,370,000,000	JPY	54,206,376	52,119,983	(2,086,393)

9/16/2011	State Street Corp.	2,380,000,000	JPY	29,523,747	29,101,758	(421,989)

9/21/2011	State Street Corp.	3,930,000,000	JPY	48,752,993	48,755,676	2,683

9/21/2011	State Street Corp.	3,400,000,000	JPY	42,178,162	41,468,472	(709,690)

9/21/2011	State Street Corp.	2,950,000,000	JPY	36,595,758	36,134,691	(461,067)

9/21/2011	State Street Corp.	2,310,000,000	JPY	28,656,339	29,331,471	675,132

9/21/2011	State Street Corp.	3,890,000,000	JPY	48,256,779	47,799,855	(456,924)

9/21/2011	State Street Corp.	2,400,000,000	JPY	29,772,820	29,662,551	(110,269)

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MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S. $	Net Unrealized Appreciation/ (Depreciation)

12/21/2011	State Street Corp.	106,400,000	SEK	$16,716,589	$16,338,063	$(378,526)

12/21/2011	State Street Corp.	26,800,000	SEK	4,210,570	4,172,830	(37,740)

12/21/2011	State Street Corp.	60,800,000	SEK	9,552,337	9,960,682	408,345

Net Unrealized Depreciation						$(48,412,202)

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

JPY—Japanese Yen

SEK—Swedish Krone

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$40,979,573	$116,510,755	$—	$—	$40,979,573	$116,510,755

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$399,546	$—	$272,410,584	$(336,401,392)	$(63,591,262)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$42,593,080	$293,808,312	$336,401,392

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MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Income Tax Information - continued

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

19

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 12.26%, 12.10% and 12.23%, respectively, compared to its benchmark, the Russell 2000 Growth Index1, which returned 8.59%.

Market Environment/Conditions

Equity markets started the period on an upward trend, but volatility drastically increased due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan. In June new fears erupted with concerns of Greece’s solvency and contagion across developed Europe. A series of disappointing economic data points in the U.S. also weighed heavily on investor sentiment. Within the Russell 2000 Growth Index, sector returns were mixed, with sectors such as telecom and consumer staples having the highest returns and utilities posting negative returns.

Portfolio Review/Current Positioning

During the six month reporting period, the MetLife Invesco Small Cap Growth portfolio had positive returns and outperformed versus the Russell 2000 Growth Index.

Outperformance versus the Russell 2000 Growth Index was driven largely by stock selection in several sectors, including Consumer Discretionary, Health Care, Energy, Information Technology, Materials and Consumer Staples.

The portfolio outperformed by the widest margin in the Consumer Discretionary sector, primarily due to stock selection in the consumer services, retailing and automobile/automobile components industry groups. In the consumer services industry group, weight management services provider Weight Watchers International, Inc. was the leading contributor to performance during the period. This company continued to benefit from growth in it’s on-line subscription services, as well as its meeting business, resulting in solid revenue and earnings growth. Outperformance in the Health Care, Energy, Information Technology, Materials and Consumer Staples sectors was driven primarily by stock selection, as the portfolio’s holdings generally outperformed those of the Russell 2000 Growth Index during the period.

Some of this outperformance was offset by underperformance in the Telecom and Industrials sectors. The portfolio underperformed by the widest margin in the Telecom sector, primarily due to stock selection. The Portfolio’s only holding in the Telecom sector was cellular tower operator SBA Communications Corp. Many cellular tower operator holdings had weak performance following the announcement that AT&T and T-Mobile planned to merge, as investors feared that the merger would reduce overall demand for cellular tower services. Underperformance in the Industrials sector was due to stock selection in the commercial & professional services and the transportation industry groups.

During the six month reporting period, the most significant changes to the portfolio included a reduction in the weights in the Information Technology sectors, where we sold several positions in the technology hardware & equipment and the semiconductor industry groups. We used proceeds from sales in these areas to add exposure in more defensive areas, including the Health Care and Consumer Staples sectors. We also added exposure in the Materials sector.

At the end of the period, the portfolio’s largest overweight positions are in more economically sensitive areas including the retailing, capital goods and consumer services industry groups. The largest underweight positions are in the real estate, pharmaceuticals and commercial & professional services industry groups.

Juliet Ellis, CFA, Senior Portfolio Manager

Juan Hartsfield, CFA, Portfolio Manager

Clay Manley, CFA, Portfolio Manager

Invesco Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
TransDigm Group, Inc.	1.8
Informatica Corp.	1.4
Weight Watchers International, Inc.	1.4
Frontier Oil Corp.	1.2
Tractor Supply Co.	1.2
TRW Automotive Holdings Corp.	1.1
Polycom, Inc.	1.0
Vitamin Shoppe, Inc.	1.0
Zoll Medical Corp.	1.0
CommVault Systems, Inc.	1.0

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	19.6
Cyclical	19.5
Technology	17.3
Industrials	15.3
Energy	8.1
Communications	7.6
Financials	5.5
Basic Materials	4.4
Cash & Equivalents	2.0
Utilities	0.7

2

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Invesco Small Cap Growth Portfolio managed by

Invesco Advisers, Inc. vs. Russell 2000 Growth Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
Invesco Small Cap Growth Portfolio—Class A	12.26%	44.82%	6.89%	6.05%
Class B	12.10%	44.48%	6.63%	7.55%
Class E	12.23%	44.64%	6.75%	6.43%
Russell 2000 Growth Index[1]	8.59%	43.50%	5.79%	7.99%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/1/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.86%	$1,000.00	$1,122.60	$4.53
Hypothetical*	0.86%	1,000.00	1,020.53	4.31

Class B(a)
Actual	1.11%	$1,000.00	$1,121.00	$5.84
Hypothetical*	1.11%	1,000.00	1,019.29	5.56

Class E(a)
Actual	1.01%	$1,000.00	$1,122.30	$5.31
Hypothetical*	1.01%	1,000.00	1,019.79	5.06

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
Hexcel Corp.* (a)	506,526	$11,087,854
TransDigm Group, Inc.*	297,511	27,130,028

		38,217,882

Air Freight & Logistics—1.6%
Forward Air Corp. (a)	312,129	10,546,839
Hub Group, Inc.* (a)	351,956	13,254,663

		23,801,502

Auto Components—1.9%
Tenneco, Inc.*	266,027	11,723,810
TRW Automotive Holdings Corp.*	290,944	17,174,424

		28,898,234

Biotechnology—1.9%
Acorda Therapeutics, Inc.*	279,850	9,041,954
BioMarin Pharmaceutical, Inc.* (a)	432,630	11,771,862
United Therapeutics Corp.*	147,599	8,132,705

		28,946,521

Capital Markets—1.7%
Affiliated Managers Group, Inc.*	129,351	13,122,659
Greenhill & Co., Inc. (a)	121,054	6,515,126
Stifel Financial Corp.* (a)	193,890	6,952,896

		26,590,681

Chemicals—3.0%
Intrepid Potash, Inc.*	295,353	9,598,973
Olin Corp. (a)	494,959	11,215,771
Rockwood Holdings, Inc.*	265,908	14,702,053
Solutia, Inc.*	480,253	10,973,781

		46,490,578

Commercial Banks—2.1%
City National Corp. (a)	158,288	8,587,124
Huntington Bancshares Inc/OH	1,397,705	9,168,945
SVB Financial Group* (a)	240,502	14,360,374

		32,116,443

Commercial Services & Supplies—1.4%
Corrections Corp. of America*	473,883	10,259,567
Fuel Tech, Inc.* (a)	424,464	2,814,196
Tetra Tech, Inc.* (a)	406,090	9,137,025

		22,210,788

Security Description	Shares	Value

Communications Equipment—3.5%
Ciena Corp.* (a)	431,824	$7,936,925
Finisar Corp.*	465,367	8,390,567
Harmonic, Inc.* (a)	1,033,629	7,473,138
NETGEAR, Inc.* (a)	311,027	13,598,101
Polycom, Inc.*	241,648	15,537,966

		52,936,697

Containers & Packaging—0.9%
Greif, Inc.—Class A (a)	215,972	14,044,659

Distributors—0.7%
Pool Corp. (a)	349,245	10,410,993

Diversified Consumer Services—1.4%
Weight Watchers International, Inc. (a)	275,289	20,776,061

Electric Utilities—0.7%
ITC Holdings Corp.	156,457	11,228,919

Electrical Equipment—1.4%
General Cable Corp.* (a)	253,366	10,788,324
Thomas & Betts Corp.*	195,836	10,545,769

		21,334,093

Electronic Equipment, Instruments & Components—1.6%
Coherent, Inc.* (a)	220,341	12,178,247
Littelfuse, Inc. (a)	206,031	12,098,140

		24,276,387

Energy Equipment & Services—3.8%
Dresser-Rand Group, Inc.* (a)	234,979	12,630,121
Dril-Quip, Inc.* (a)	141,222	9,579,088
FMC Technologies Inc*	242,164	10,846,526
Lufkin Industries, Inc. (a)	146,187	12,579,391
Patterson-UTI Energy, Inc.	408,877	12,924,602

		58,559,728

Food Products—1.7%
B&G Foods, Inc. (a)	384,935	7,937,360
Diamond Foods, Inc. (a)	179,373	13,693,335
Lancaster Colony Corp. (a)	81,389	4,950,079

		26,580,774

Health Care Equipment & Supplies—3.6%
Insulet Corp.* (a)	378,713	8,396,067
Masimo Corp. (a)	337,789	10,025,578
Meridian Bioscience, Inc. (a)	328,028	7,908,755

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Sirona Dental Systems, Inc.* (a)	240,297	$12,759,771
Zoll Medical Corp.* (a)	271,206	15,366,532

		54,456,703

Health Care Providers & Services—3.5%
Centene Corp.*	58,090	2,063,938
Chemed Corp. (a)	195,854	12,832,354
Health Management Associates, Inc.—Class A*	982,243	10,588,579
MEDNAX, Inc.*	144,141	10,405,539
PSS World Medical, Inc.* (a)	376,001	10,531,788
VCA Antech, Inc.* (a)	330,579	7,008,275

		53,430,473

Health Care Technology—1.5%
Allscripts Healthcare Solutions, Inc.*	590,376	11,465,102
Quality Systems, Inc. (a)	138,860	12,122,478

		23,587,580

Hotels, Restaurants & Leisure—5.4%
Buffalo Wild Wings, Inc.* (a)	184,199	12,214,236
Choice Hotels International, Inc. (a)	237,338	7,917,595
Darden Restaurants Inc	204,263	10,164,127
Jack in the Box, Inc.* (a)	424,241	9,664,210
LIFE TIME FITNESS, Inc.* (a)	293,524	11,714,543
P.F. Chang’s China Bistro, Inc. (a)	265,128	10,668,751
Penn National Gaming, Inc.* (a)	349,988	14,118,516
WMS Industries, Inc.* (a)	214,063	6,576,015

		83,037,993

Insurance—1.2%
Brown & Brown, Inc. (a)	276,505	7,095,118
ProAssurance Corp.* (a)	167,767	11,743,690

		18,838,808

Internet Software & Services—2.7%
Open Text Corp.* (a)	194,718	12,465,846
ValueClick, Inc.* (a)	747,951	12,415,987
VistaPrint N.V.* (a)	174,134	8,332,312
WebMD Health Corp.*	171,915	7,835,886

		41,050,031

IT Services—1.4%
Alliance Data Systems Corp.*	124,875	11,746,991
Global Payments, Inc.	179,793	9,169,443

		20,916,434

Security Description	Shares	Value

Life Sciences Tools & Services—2.6%
Bruker Corp.*	545,360	$11,103,530
PAREXEL International Corp.* (a)	369,454	8,704,336
PerkinElmer Inc	377,262	10,152,120
Techne Corp.	124,904	10,413,247

		40,373,233

Machinery—5.0%
Crane Co.	239,376	11,827,568
Kennametal, Inc.	259,675	10,960,882
Lincoln Electric Holdings, Inc.	296,660	10,635,261
Lindsay Co. (a)	128,606	8,848,093
Meritor, Inc.* (a)	635,538	10,194,029
Terex Corp.* (a)	324,493	9,231,826
Wabtec Corp.	227,525	14,952,943

		76,650,602

Media—0.8%
DreamWorks Animation SKG, Inc.—Class A* (a)	224,452	4,511,485
National CineMedia, Inc. (a)	472,358	7,987,574

		12,499,059

Metals & Mining—1.4%
Allied Nevada Gold Corp.* (a)	112,754	3,988,109
Carpenter Technology Corp.	223,627	12,898,805
Detour Gold Corp.*	134,426	3,896,507

		20,783,421

Oil, Gas & Consumable Fuels—4.2%
Bill Barrett Corp.* (a)	233,665	10,830,373
Carrizo Oil & Gas, Inc.* (a)	300,379	12,540,823
Frontier Oil Corp.	591,616	19,115,113
James River Coal Co.* (a)	402,476	8,379,550
SandRidge Energy, Inc.* (a)	1,319,696	14,067,960

		64,933,819

Personal Products—0.8%
Nu Skin Enterprises, Inc.—Class A (a)	325,739	12,231,499

Pharmaceuticals—2.5%
Medicis Pharmaceutical Corp.—Class A (a)	340,599	13,000,664
Perrigo Co. (a)	150,682	13,240,427
Salix Pharmaceuticals, Ltd.* (a)	294,710	11,738,299

		37,979,390

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—0.9%
CoStar Group, Inc.* (a)	233,277	$13,828,661

Real Estate Investment Trusts—0.4%
Colonial Properties Trust	273,012	5,569,445

Road & Rail—0.7%
Knight Transportation, Inc. (a)	645,081	10,959,926

Semiconductors & Semiconductor Equipment—6.4%
Cymer, Inc.* (a)	224,687	11,124,253
Hittite Microwave Corp.* (a)	201,042	12,446,510
Microsemi Corp.* (a)	586,417	12,021,549
ON Semiconductor Corp.*	977,563	10,235,085
Power Integrations, Inc. (a)	215,487	8,281,165
Semtech Corp.* (a)	429,112	11,731,922
Teradyne Inc* (a)	772,214	11,428,767
Veeco Instruments, Inc.* (a)	226,810	10,979,872
Volterra Semiconductor Corp.* (a)	386,225	9,524,309

		97,773,432

Software—10.4%
ANSYS, Inc.*	197,198	10,780,815
Aspen Technology, Inc.* (a)	709,731	12,193,178
BroadSoft, Inc.* (a)	186,667	7,117,613
CommVault Systems, Inc.* (a)	340,936	15,154,605
Fair Isaac Corp. (a)	321,738	9,716,487
Informatica Corp.*	364,930	21,322,860
Lawson Software, Inc.*	335,859	3,768,338
Manhattan Associates, Inc.* (a)	328,142	11,301,210
MICROS Systems, Inc.*	254,169	12,634,741
Nice Systems, Ltd. (ADR)*	300,280	10,918,181
Parametric Technology Corp.* (a)	411,948	9,445,968
Quest Software, Inc.* (a)	479,395	10,896,648
Solarwinds, Inc.*	493,398	12,897,424
Websense, Inc.* (a)	431,244	11,199,407

		159,347,475

Specialty Retail—6.4%
Dick’s Sporting Goods, Inc.* (a)	296,378	11,395,734
DSW, Inc.—Class A* (a)	262,592	13,289,781
Foot Locker, Inc.	552,094	13,117,754
Group 1 Automotive, Inc. (a)	286,135	11,783,039
Tractor Supply Co.	275,597	18,431,927
Vitamin Shoppe, Inc.* (a)	339,497	15,535,383
Williams-Sonoma, Inc.	389,404	14,209,352

		97,762,970

Security Description	Shares/Par Amount	Value

Textiles, Apparel & Luxury Goods—1.4%
Maidenform Brands, Inc.* (a)	314,382	$8,695,806
Steven Madden, Ltd.*	359,748	13,494,148

		22,189,954

Trading Companies & Distributors—1.3%
Watsco, Inc.	125,572	8,537,640
WESCO International, Inc.* (a)	198,079	10,714,093

		19,251,733

Wireless Telecommunication Services—0.9%
SBA Communications Corp.—Class A* (a)	343,336	13,112,002

Total Common Stocks (Cost $1,138,644,699)		1,487,985,583

Short-Term Investments—29.5%

Mutual Funds—27.5%
State Street Navigator Securities Lending Prime Portfolio (b)	421,359,111	421,359,111

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $30,082,008 on 07/01/11 collateralized by $30,460,000 Freddie Mac at 3.500% due 08/18/20 with a value of $30,688,450	$30,082,000	30,082,000

Total Short-Term Investments (Cost $451,441,111)		451,441,111

Total Investments—126.7% (Cost $1,590,085,810#)		1,939,426,694
Other Assets and Liabilities (net)—(26.7)%		(408,580,721)

Net Assets—100.0%		$1,530,845,973

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,590,085,810. The aggregate unrealized appreciation and depreciation of investments were $374,373,827 and $(25,032,943), respectively, resulting in net unrealized appreciation of $349,340,884 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $415,880,099 and the collateral received consisted of cash in the amount of $421,359,111 and non-cash collateral with a value of $331,152. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,487,985,583	$—	$—	$1,487,985,583
Short-Term Investments
Mutual Funds	421,359,111	—	—	421,359,111
Repurchase Agreement	—	30,082,000	—	30,082,000
Total Short-Term Investments	421,359,111	30,082,000	—	451,441,111
Total Investments	$1,909,344,694	$30,082,000	$—	$1,939,426,694

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$1,909,344,694
Repurchase Agreement	30,082,000
Cash	324
Receivable for investments sold	18,321,704
Receivable for shares sold	951,506
Dividends receivable	399,446

Total assets	1,959,099,674

Liabilities
Payables for:
Investments purchased	4,329,816
Shares redeemed	1,381,679
Collateral for securities loaned	421,359,111
Accrued Expenses:
Management fees	999,278
Distribution and service fees - Class B	64,816
Distribution and service fees - Class E	1,667
Administration fees	6,399
Custodian and accounting fees	11,201
Deferred trustees’ fees	20,516
Other expenses	79,218

Total liabilities	428,253,701

Net Assets	$1,530,845,973

Net Assets Represented by
Paid in surplus	$1,095,769,435
Accumulated net realized gain	88,682,115
Unrealized appreciation on investments	349,340,884
Distributions in excess of net investment income	(2,946,461)

Net Assets	$1,530,845,973

Net Assets
Class A	$1,187,547,386
Class B	329,397,456
Class E	13,901,131
Capital Shares Outstanding*
Class A	74,539,772
Class B	21,164,805
Class E	881,182
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.93
Class B	15.56
Class E	15.78

(a)	Identified cost of investments, excluding repurchase agreement, was $1,560,003,810.
(b)	Includes securities loaned at value of $415,880,099.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends	$3,590,808
Interest (a)	210,893

Total investment income	3,801,701

Expenses
Management fees	6,214,279
Administration fees	37,623
Custodian and accounting fees	56,207
Distribution and service fees - Class B	386,438
Distribution and service fees - Class E	9,587
Audit and tax services	15,674
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	34,513
Insurance	7,008
Miscellaneous	6,406

Total expenses	6,804,404
Less management fee waiver	(61,986)
Less broker commission recapture	(10,558)

Net expenses	6,731,860

Net investment loss	(2,930,159)

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	104,312,338
Futures contracts	393,689
Foreign currency transactions	(4,521)

Net realized gain on investments, futures contracts and foreign currency transactions	104,701,506

Net change in unrealized appreciation on investments	67,543,461

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	172,244,967

Net Increase in Net Assets from Operations	$169,314,808

(a)	Includes net income on securities loaned of $208,844.

See accompanying notes to financial statements.

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Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(2,930,159)	$(3,050,818)
Net realized gain on investments, futures contracts and foreign currency transactions	104,701,506	45,968,597
Net change in unrealized appreciation on investments	67,543,461	225,679,310

Net increase in net assets resulting from operations	169,314,808	268,597,089

Net increase (decrease) in net assets from capital share transactions	(6,644,466)	147,448,227

Net Increase in Net Assets	162,670,342	416,045,316
Net assets at beginning of period	1,368,175,631	952,130,315

Net assets at end of period	$1,530,845,973	$1,368,175,631

Distributions in excess of net investment income at end of period	$(2,946,461)	$(16,302)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	11,346,955	$180,344,877	17,953,985	$223,521,618
Redemptions	(12,508,548)	(200,425,555)	(6,360,093)	(76,858,650)

Net increase (decrease)	(1,161,593)	$(20,080,678)	11,593,892	$146,662,968

Class B
Sales	2,881,157	$43,220,696	4,250,820	$50,930,540
Redemptions	(2,057,381)	(30,856,734)	(4,076,975)	(47,816,161)

Net increase	823,776	$12,363,962	173,845	$3,114,379

Class E
Sales	220,825	$3,411,971	129,631	$1,557,646
Redemptions	(154,716)	(2,339,172)	(327,066)	(3,886,766)

Net increase (decrease)	66,109	$1,072,250	(197,435)	$(2,329,120)

Increase (decrease) derived from capital shares transactions		$(6,644,466)		$147,448,227

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.19		$11.22	$8.36	$14.86	$13.53	$13.66

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	(0.03)		(0.03)	0.00 +	(0.01)	(0.06)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.77		3.00	2.86	(5.35)	1.60	1.97

Total from Investment Operations	1.74		2.97	2.86	(5.36)	1.54	1.89

Less Distributions
Distributions from Net Realized Capital Gains	—		—	—	(1.14)	(0.21)	(2.02)

Total Distributions	—		—	—	(1.14)	(0.21)	(2.02)

Net Asset Value, End of Period	$15.93		$14.19	$11.22	$8.36	$14.86	$13.53

Total Return (%)	12.26		26.47	34.21	(38.60)	11.40	13.91

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.87	*	0.89	0.90	0.89	0.92	0.98
Ratio of Net Expenses to Average Net Assets (%)(b)	0.86	*	0.87	0.90	0.89	0.92	0.97
Ratio of net Investment Income (loss) to Average Net Assets (%)	(0.35	)*	(0.22)	0.03	(0.07)	(0.42)	(0.58)
Portfolio Turnover Rate (%)	19.6		35.8	31.4	43.0	33.6	56.4
Net Assets, End of Period (in millions)	$1,187.5		$1,074.4	$719.1	$371.6	$587.1	$329.3

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.88		$11.00	$8.22	$14.66	$13.39	$13.51

Income (Loss) from Investment Operations
Net Investment Loss(a)	(0.04)		(0.06)	(0.02)	(0.04)	(0.10)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	1.72		2.94	2.80	(5.26)	1.58	2.01

Total from Investment Operations	1.68		2.88	2.78	(5.30)	1.48	1.90

Less Distributions
Distributions from Net Realized Capital Gains	—		—	—	(1.14)	(0.21)	(2.02)

Total Distributions	—		—	—	(1.14)	(0.21)	(2.02)

Net Asset Value, End of Period	$15.56		$13.88	$11.00	$8.22	$14.66	$13.39

Total Return (%)	12.10		26.18	33.82	(38.73)	11.07	14.18

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.12	*	1.14	1.15	1.14	1.17	1.23
Ratio of Net Expenses to Average Net Assets (%)(b)	1.11	*	1.12	1.15	1.14	1.16	1.21
Ratio of Net Investment Loss to Average Net Assets (%)	(0.59	)*	(0.47)	(0.23)	(0.33)	(0.69)	(0.83)
Portfolio Turnover Rate (%)	19.6		35.8	31.4	43.0	33.6	56.4
Net Assets, End of Period (in millions)	$329.4		$282.4	$221.8	$159.7	$292.0	$299.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.06		$11.13	$8.31	$14.80	$13.50	$13.60

Income (Loss) from Investment Operations
Net Investment Loss(a)	(0.04)		(0.05)	(0.01)	(0.03)	(0.09)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.76		2.98	2.83	(5.32)	1.60	2.02

Total From Investment Operations	1.72		2.93	2.82	(5.35)	1.51	1.92

Less Distributions
Distributions from Net Realized Capital Gains	—		—	—	(1.14)	(0.21)	(2.02)

Total Distributions	—		—	—	(1.14)	(0.21)	(2.02)

Net Asset Value, End of Period	$15.78		$14.06	$11.13	$8.31	$14.80	$13.50

Total Return (%)	12.23		26.33	33.94	(38.70)	11.20	14.25

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.02	*	1.04	1.05	1.04	1.07	1.13
Ratio of Net Expenses to Average Net Assets (%)(b)	1.01	*	1.02	1.05	1.04	1.07	1.11
Ratio of Net Investment Loss to Average Net Assets (%)	(0.49	)*	(0.38)	(0.13)	(0.23)	(0.58)	(0.73)
Portfolio Turnover Rate (%)	19.6		35.8	31.4	43.0	33.6	56.4
Net Assets, End of Period (in millions)	$13.9		$11.5	$11.3	$9.3	$17.9	$15.4

*	Annualized
+	Net investment income was less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, deferred trustees’ compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$6,214,279	0.88%	First $	500 Million

	0.83%	Over $	500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective November 12, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $250 million but less than $500 million. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.830% of the Portfolio’s average daily

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

net assets in excess of $250 million up to $500 million. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$285,094,502	$—	$302,699,055

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio had bought and sold $31,317,297 in equity index futures contracts.

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Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investment in Derivative Instruments - continued

At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $393,689 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2010 and 2009.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$281,003,381	$(15,225,349)	$265,778,032

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$4,610,113	$10,615,236	$15,225,349

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Invesco Small Cap Growth Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Janus Forty Portfolio returned 2.24%, 2.12% and 2.18%, respectively, compared to its benchmark, the Russell 1000 Growth Index1, which returned 6.83%.

Market Environment/Conditions

U.S. equity markets began 2011 on a bullish note as strong corporate earnings and economic data lifted investor confidence. However, unrest in the Middle East, the tragic natural disaster in Japan and softening economic data in the U.S. all resulted in pressure on equities later in the period. The housing market remained weak while the unemployment rate rose to over 9%, raising concerns that economic growth has hit a soft patch. Despite these pressures, equities finished the period higher, largely due to gains achieved in the first three months of the year. Mid-cap and large-cap indices outperformed small caps, while growth-style indices topped value across most of the market spectrum. Health care and energy led the Russell 1000 Growth Index higher, while telecommunications and materials underperformed.

Portfolio Review/Current Positioning

While the portfolio’s recent performance has been disappointing, we have maintained our investment philosophy and conviction. We continue to invest in companies with what we believe are long-duration growth opportunities and have wide competitive moats, capital efficiency and pricing power. We always look for attractively priced stocks but are willing to pay high near-term multiples for great multi-year opportunities. Increasingly, we are emphasizing companies we perceive to have durable competitive advantages and high return, long-tailed growth.

Weak performing holdings within Information Technology, Financials and Health Care drove the Portfolio’s underperformance during the period. Our selections within Materials and our underweight in Consumer Discretionary provided a boost to relative results.

Detractors included an Internet company and a U.S. automaker.

Google declined during the period. While the company remains a dominant force in Internet search technology we grew concerned about the decline in search activity and sold the position. Shares of Ford Motor Co. also fell. The U.S. automaker has cut capacity, lowered labor costs and improved profitability. The company is demonstrating a renewed focus on its key Ford brand and has seen the benefits in market share gains. We like the automaker’s improved financial position and potential to benefit from the ongoing recovery in auto sales. Volumes across the industry have been stronger than expected and margins are higher. A new model cycle could also help Ford’s performance.

Microsoft was weak during the period. The software company is a recent addition to the portfolio, trading at a very compelling valuation, in our view. We like Microsoft’s position in cloud-based computing, improved competitive position in search and online services, and software renewal cycles. We believe these are multi-year growth opportunities that the market has not fully recognized in the stock’s valuation.

Top contributors included an online marketplace company and a specialty retailer.

Shares of eBay contributed to relative results. The company’s online marketplace business has improved, in our view, and it has made a string of acquisitions that will enable it to offer a multi-channel retail strategy for matching buyers and sellers. We think this represents an attractive long-term opportunity for the firm. Limited Brands performed well. The specialty retailer’s sales have been improving, which has helped drive incremental margins higher. Its key franchise is Victoria’s Secret, which has strong brand recognition worldwide. The company has been aggressive in reducing costs and managing inventory. We think the market has been slow to recognize Limited’s potential margin expansion and the opportunity to develop its international business.

News Corp. was also a top contributor. We believe the company owns outstanding franchises (cable networks, Sky Italia, Fox Studios) that have generated strong cash flows and historically provided stable returns versus its more cyclical assets. The company’s balance sheet and cash-flow generation remain robust and the firm continues to benefit from an improving TV-advertising spending environment, rising affiliate fees and new distribution buyers for its content.

We increased our exposure to Energy during the period as weaker oil prices gave us chances to build positions in oil-and-gas services companies. Advances in horizontal drilling technology have created multi-year growth and pricing opportunities for these firms. We are still significantly underweight in energy, however; if the success of a stock depends almost entirely on a correct guess on the price of the underlying commodity then it’s not our type of investment. If we can understand the asset potential better and feel that it can endure the fluctuations of oil prices, then we are much more likely to own it.

We remain significantly overweight to Financials, and our holdings have been a drag on performance. We sharply reduced our money-center bank exposure, as we felt that a return to our expected normal levels of profitability had moved farther away and the risk/return of other ideas looked more favorable. For these financial stocks to work, we would need to see housing and loan growth recover. Jobs growth has been anemic, however, creating challenges for credit and housing. Regulatory uncertainty persists. Moreover, interest rates are likely to remain low for some time, hurting banks’ net interest margins. The main theme of our financials is the growth of the Asian consumer and Asian wealth creation. We think companies with good exposure to these trends have exciting, long-duration growth opportunities and trade at attractive valuations.

Ron Sachs, CFA

Janus Capital Management LLC

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Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Apple, Inc.	7.4
eBay, Inc.	7.4
Celgene Corp.	6.6
Medco Health Solutions, Inc.	5.1
Ivanhoe Mines, Ltd.	4.6
FANUC Corp.	4.2
EMC Corp.	4.0
News Corp.—Class A	3.8
Microsoft Corp.	3.6
United Parcel Service, Inc. - Class B	3.4

Top Sectors

% of Market Value of Total Investments
Technology	19.4
Non-Cyclical	15.1
Industrials	14.9
Communications	13.1
Cyclical	10.1
Financials	8.7
Energy	7.3
Cash & Equivalents	6.0
Basic Materials	5.4

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Janus Forty Portfolio

Janus Forty Portfolio managed by

Janus Capital Management LLC vs.

Russell 1000 Growth Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception
Janus Forty Portfolio—Class A	2.24%	25.50%	6.43%	3.81%	—
Class B	2.12%	25.17%	—	—	3.00%
Class E	2.18%	25.32%	—	—	3.10%
Russell 1000 Growth Index[1]	6.83%	35.01%	5.33%	2.24%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Growth Index is an unmanaged measure the performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 03/19/1982. Inception of Class B and Class E shares is 04/28/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.66%	$1,000.00	$1,022.40	$3.31
Hypothetical*	0.66%	1,000.00	1,021.52	3.31

Class B
Actual	0.91%	$1,000.00	$1,021.20	$4.56
Hypothetical*	0.91%	1,000.00	1,020.28	4.56

Class E
Actual	0.81%	$1,000.00	$1,021.80	$4.06
Hypothetical*	0.81%	1,000.00	1,020.78	4.06

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Janus Forty Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—96.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Precision Castparts Corp.	223,710	$36,833,852

Air Freight & Logistics—5.7%
C.H. Robinson Worldwide, Inc. (a)	551,820	43,505,489
United Parcel Service, Inc.—Class B	895,545	65,312,097

		108,817,586

Automobiles—2.5%
Ford Motor Co.* (a)	3,467,365	47,814,963

Beverages—1.3%
Anheuser-Busch InBev N.V.	434,193	25,214,937

Biotechnology—8.4%
Celgene Corp.*	2,084,141	125,715,385
Vertex Pharmaceuticals, Inc.*	632,250	32,870,678

		158,586,063

Capital Markets—2.3%
Charles Schwab Corp. (The) (a)	2,597,458	42,728,184

Chemicals—1.0%
Israel Chemicals, Ltd.	1,136,246	18,142,128

Commercial Banks—1.8%
Standard Chartered plc	1,333,107	35,071,256

Commercial Services & Supplies—0.6%
Iron Mountain, Inc.	351,030	11,966,613

Computers & Peripherals—11.4%
Apple, Inc.*	417,518	140,148,267
EMC Corp.*	2,786,160	76,758,708

		216,906,975

Electronic Equipment, Instruments & Components—3.4%
Amphenol Corp.—Class A	416,345	22,478,466
TE Connectivity, Ltd.	1,136,205	41,766,896

		64,245,362

Energy Equipment & Services—5.3%
Baker Hughes, Inc.	698,660	50,694,770
Halliburton Co.	981,685	50,065,935

		100,760,705

Health Care Providers & Services—5.1%
Medco Health Solutions, Inc.*	1,708,227	96,548,990

Security Description	Shares	Value

Insurance—4.1%
AIA Group, Ltd.*	8,332,600	$29,054,815
Prudential plc	4,143,630	47,941,178

		76,995,993

Internet Software & Services—7.4%
eBay, Inc.*	4,342,655	140,137,477

Machinery—4.2%
FANUC Corp. (a)	481,700	80,184,825

Media—3.8%
News Corp.—Class A	4,106,705	72,688,678

Metals & Mining—4.6%
Ivanhoe Mines, Ltd.* (a)	3,436,057	86,932,242

Oil, Gas & Consumable Fuels—2.2%
BG Group plc	4,200	95,431
Southwestern Energy Co.*	973,800	41,756,544

		41,851,975

Real Estate Management & Development—0.7%
Hang Lung Properties, Ltd.	3,331,865	13,843,952

Software—8.4%
Adobe Systems, Inc.*	1,205,315	37,907,157
Microsoft Corp.	2,630,365	68,389,490
Oracle Corp.	1,597,891	52,586,593

		158,883,240

Specialty Retail—3.4%
Limited Brands, Inc. (a)	1,655,615	63,658,397

Textiles, Apparel & Luxury Goods—4.4%
Compagnie Financiere Richemont S.A.—Class A	729,920	47,763,180
NIKE, Inc. (a)	261,450	23,525,271
Prada S.p.A.*	2,087,900	12,597,268

		83,885,719

Wireless Telecommunication Services—2.2%
Crown Castle International Corp.* (a)	1,006,885	41,070,839

Total Common Stocks (Cost $1,484,556,607)		1,823,770,951

See accompanying notes to financial statements.

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Janus Forty Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—11.5%

Security Description	Shares/Par Amount	Value

Mutual Funds—5.3%
State Street Navigator Securities Lending Prime Portfolio (b)	101,323,709	$101,323,709

Repurchase Agreement—6.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $116,799,032 on 07/01/11 collateralized by $120,660,000 Federal Home Loan Bank at 4.250% due 02/26/29 with a value of $119,137,685.	$116,799,000	116,799,000

Total Short-Term Investments (Cost $218,122,709)		218,122,709

Total Investments—107.6% (Cost $1,702,679,316#)		2,041,893,660
Other Assets and Liabilities (net)—(7.6)%		(145,091,433)

Net Assets—100.0%		$1,896,802,227

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,702,679,316. The aggregate unrealized appreciation and depreciation of investments were $356,341,353 and $(17,127,009), respectively, resulting in net unrealized appreciation of $339,214,344 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $99,580,015 and the collateral received consisted of cash in the amount of $101,323,709 and non-cash collateral with a value of $104,500. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Janus Forty Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$36,833,852	$—	$—	$36,833,852
Air Freight & Logistics	108,817,586	—	—	108,817,586
Automobiles	47,814,963	—	—	47,814,963
Beverages	—	25,214,937	—	25,214,937
Biotechnology	158,586,063	—	—	158,586,063
Capital Markets	42,728,184	—	—	42,728,184
Chemicals	—	18,142,128	—	18,142,128
Commercial Banks	—	35,071,256	—	35,071,256
Commercial Services & Supplies	11,966,613	—	—	11,966,613
Computers & Peripherals	216,906,975	—	—	216,906,975
Electronic Equipment, Instruments & Components	64,245,362	—	—	64,245,362
Energy Equipment & Services	100,760,705	—	—	100,760,705
Health Care Providers & Services	96,548,990	—	—	96,548,990
Insurance	—	76,995,993	—	76,995,993
Internet Software & Services	140,137,477	—	—	140,137,477
Machinery	—	80,184,825	—	80,184,825
Media	72,688,678	—	—	72,688,678
Metals & Mining	86,932,242	—	—	86,932,242
Oil, Gas & Consumable Fuels	41,756,544	95,431	—	41,851,975
Real Estate Management & Development	—	13,843,952	—	13,843,952
Software	158,883,240	—	—	158,883,240
Specialty Retail	63,658,397	—	—	63,658,397
Textiles, Apparel & Luxury Goods	36,122,539	47,763,180	—	83,885,719
Wireless Telecommunication Services	41,070,839	—	—	41,070,839
Total Common Stocks	1,526,429,249	297,311,702	—	1,823,770,951
Short-Term Investments
Mutual Funds	101,323,709	—	—	101,323,709
Repurchase Agreement	—	116,799,000	—	116,799,000
Total Short-Term Investments	101,323,709	116,799,000	—	218,122,709
Total Investments	$1,627,782,958	$414,110,702	$—	$2,041,893,660

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$1,925,094,660
Repurchase Agreement	116,799,000
Cash	638
Receivable for investments sold	27,011
Receivable for shares sold	318,661
Dividends receivable	2,766,847
Interest receivable	32

Total assets	2,045,006,849

Liabilities
Payables for:
Investments purchased	43,544,537
Shares redeemed	2,099,398
Collateral for securities loaned	101,323,709
Accrued Expenses:
Management fees	946,400
Distribution and service fees - Class B	87,195
Distribution and service fees - Class E	4,961
Administration fees	7,936
Custodian and accounting fees	39,737
Deferred trustees’ fees	20,516
Other expenses	130,233

Total liabilities	148,204,622

Net Assets	$1,896,802,227

Net Assets Represented by
Paid in surplus	$1,695,460,704
Accumulated net realized loss	(108,411,580)
Unrealized appreciation on investments and foreign currency transacations	339,262,275
Distributions in excess of net investment income	(29,509,172)

Net Assets	$1,896,802,227

Net Assets
Class A	$1,416,404,249
Class B	439,151,545
Class E	41,246,433
Capital Shares Outstanding*
Class A	20,169,517
Class B	6,524,695
Class E	601,586
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$70.22
Class B	67.31
Class E	68.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,585,880,316.
(b)	Includes securities loaned at value of $99,580,015.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$9,676,043
Interest (b)	205,974

Total investment income	9,882,017

Expenses
Management fees	5,891,223
Administration fees	47,667
Custodian and accounting fees	134,450
Distribution and service fees - Class B	536,176
Distribution and service fees - Class E	32,984
Audit and tax services	16,025
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	68,715
Insurance	3,784
Miscellaneous	9,304

Total expenses	6,776,997
Less broker commission recapture	(33,830)

Net expenses	6,743,167

Net investment income	3,138,850

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	70,459,604
Foreign currency transactions	(160,753)

Net realized gain on investments and foreign currency transactions	70,298,851

Net change in unrealized appreciation (depreciation) on:
Investments	(33,547,701)
Foreign currency transactions	34,923

Net change in unrealized depreciation on investments and foreign currency transactions	(33,512,778)

Net realized and unrealized gain on investments and foreign currency transactions	36,786,073

Net Increase in Net Assets from Operations	$39,924,923

(a)	Net of foreign withholding taxes of $182,146.
(b)	Includes net income on securities loaned of $200,774.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,138,850	$6,835,375
Net realized gain on investments and foreign currency transactions	70,298,851	81,925,781
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(33,512,778)	65,294,359

Net increase in net assets resulting from operations	39,924,923	154,055,515

Distributions to Shareholders
From net investment income
Class A	(24,186,431)	(21,788,373)
Class B	6,932,714)	(5,443,335)
Class E	(697,884)	(821,257)

Net decrease in net assets resulting from distributions	(31,817,029)	(28,052,965)

Net increase in net assets from capital share transactions	26,181,902	99,131,273

Net Increase in Net Assets	34,289,796	225,133,823
Net assets at beginning of period	1,862,512,431	1,637,378,608

Net assets at end of period	$1,896,802,227	$1,862,512,431

Distributions in excess of net investment income at end of period	$(29,509,172)	$(830,993)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,398,391	$173,154,537	3,153,553	$208,240,987
Reinvestments	342,536	24,186,431	323,030	21,788,373
Redemptions	(2,542,569)	(182,277,882)	(3,143,967)	(199,608,209)

Net increase	198,358	$15,063,086	332,616	$30,421,151

Class B
Sales	752,727	$51,218,160	2,136,927	$131,979,073
Reinvestments	102,388	6,932,714	84,054	5,443,335
Redemptions	(609,825)	(41,450,354)	(1,005,927)	(61,298,113)

Net increase	245,290	$16,700,520	1,215,054	$76,124,295

Class E
Sales	26,776	$1,842,286	90,728	$5,706,453
Reinvestments	10,120	697,884	12,464	821,257
Redemptions	(117,339)	(8,121,874)	(223,719)	(13,941,883)

Net (decrease)	(80,443)	$(5,581,704)	(120,527)	$(7,414,173)

Increase derived from capital shares transactions		$26,181,902		$99,131,273

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$69.87		$64.76	$45.22	$83.81	$77.64	$78.28

Income (Loss) from Investment Operations:
Net Investment Income (a)	0.14		0.29	0.07	0.02	0.17	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.43		5.94	19.47	(32.34)	20.21	2.13

Total From Investment Operations	1.57		6.23	19.54	(32.32)	20.38	2.27

Less Distributions
Distributions from Net Investment Income	(1.22)		(1.12)	—	(4.38)	(0.15)	—
Distributions from Net Realized Capital Gains	—		—	—	(1.89)	(14.06)	(2.91)

Total Distributions	(1.22)		(1.12)	—	(6.27)	(14.21)	(2.91)

Net Asset Value, End of Period	$70.22		$69.87	$64.76	$45.22	$83.81	$77.64

Total Return (%)	2.24		9.68	43.21	(41.85)	30.46	3.08

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.66	*	0.67	0.68	0.67	0.70	0.73
Ratio of Net Expenses to Average Net Assets (%)(c)	0.66	*	0.67	0.68	0.67	0.69	0.73
Ratio of Net Investment Income to Average Net Assets (%)	0.39	*	0.46	0.12	0.02	0.23	0.19
Portfolio Turnover Rate (%)	34.2		41.3	27.0	61.2	30.1	60.5
Net Assets, End of Period (in millions)	$1,416.4		$1,395.5	$1,271.8	$627.8	$1,122.3	$990.1

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$66.97		$62.17	$43.52	$81.06	$66.33

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	0.05		0.14	(0.07)	(0.17)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	1.38		5.68	18.72	(31.12)	14.84

Total From Investment Operations	1.43		5.82	18.65	(31.29)	14.73

Less Distributions
Distributions from Net Investment Income	(1.09)		(1.02)	—	(4.36)	—
Distributions from Net Realized Capital Gains	—		—	—	(1.89)	—

Total Distributions	(1.09)		(1.02)	—	(6.25)	—

Net Asset Value, End of Period	$67.31		$66.97	$62.17	$43.52	$81.06

Total Return (%)	2.12		9.40	42.85	(41.99)	22.21

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.91	*	0.92	0.93	0.93	0.96	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.91	*	0.92	0.93	0.93	0.96	*
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.15	*	0.23	(0.13)	(0.27)	(0.21	)*
Portfolio Turnover Rate (%)	34.2		41.3	27.0	61.2	30.1
Net Assets, End of Period (in millions)	$439.2		$420.5	$314.8	$136.4	$47.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$68.19		$63.25	$44.23	$82.22	$67.23

Income (Loss) from Investment Operations
Net Investment Income (Loss) (a)	0.08		0.19	(0.02)	(0.10)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.40		5.80	19.04	(31.63)	15.04

Total From Investment Operations	1.48		5.99	19.02	(31.73)	14.99

Less Distributions
Distributions from Net Investment Income	(1.11)		(1.05)	—	(4.37)	—
Distributions from Net Realized Capital Gains	—		—	—	(1.89)	—

Total Distributions	(1.11)		(1.05)	—	(6.26)	—

Net Asset Value, End of Period	$68.56		$68.19	$63.25	$44.23	$82.22

Total Return (%)	2.18		9.50	43.00	(41.94)	22.30

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.81	*	0.82	0.83	0.83	0.86	*
Ratio of Net Expenses to Average Net Assets (%) (c)	0.81	*	0.82	0.83	0.82	0.86	*
Ratio of Net Investment Income (Loss) to Average Net Assets(%)	0.23	*	0.30	(0.03)	(0.15)	(0.10	)*
Portfolio Turnover Rate (%)	34.2		41.3	27.0	61.2	30.1
Net Assets, End of Period (in millions)	$41.2		$46.5	$50.8	$27.8	$14.6

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2007.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Janus Forty Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Janus Capital Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Janus Forty Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$5,891,223	0.65%	First $	1 Billion
	0.60%	Over $	1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$644,488,889	$—	$619,787,513

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio;

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Janus Forty Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Market, Credit and Counterparty Risk - continued

conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$28,052,965	$—	$—	$—	$28,052,965	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$31,816,896	$—	$338,162,176	$(176,729,141)	$193,249,931

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2011	Expiring 12/31/2012		Expiring 12/31/2017	Total

$96,260,274*	$52,569,301	*	$27,899,566	$176,729,141

*

On May 1, 2006, the Capital Appreciation Fund, a series of The Travelers Series Trust, was reorganized into the Portfolio. The Portfolio acquired capital losses which are subject to an annual limitation of $45,657,838.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for

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MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Recent Accounting Pronouncements - continued

measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Janus Forty Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Managed by Lazard Asset Management LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Lazard Mid Cap Portfolio returned 4.50%, 4.50% and 4.47%, respectively, compared to its benchmark, the Russell Midcap Index1, which returned 8.08%.

Market Environment/Conditions

In the first quarter of 2011 the Russell Midcap Index rose 7.6%. During this time, the market was confronted with escalating political turmoil in the Middle East and North Africa as well as the devastating earthquake and nuclear crisis in Japan. Although headlines were largely dominated by international events, the U.S. market did enjoy a strong earnings season as well as increased share repurchase and merger activity. Investors were further heartened by improving economic indicators such as manufacturing and jobs data, as well as housing starts.

During the second quarter of the year, the index was much less buoyant, rising 0.4%. Over the last three months, the market experienced elevated levels of macroeconomic uncertainty. Worries about Greece’s additional fiscal package and the country’s parliament vote shadowed the market until the last week of June when a resolution was reached, at least for the near term. Investors were also concerned that the Chinese economy, responsible for much of global growth, may be rapidly slowing. On the domestic front, a string of negative readings on housing, employment, and manufacturing led investors to question whether growth expectations for the U.S. economy were too high. Some of the best-performing sectors in the index during the quarter were traditional defensives such as Health Care, Consumer Staples, and Utilities. The Telecom Services and Financials sectors posted the lowest returns.

Portfolio Review/Current Positioning

Stock selection in the Health Care sector detracted from performance. A lack of exposure to managed care companies, which benefited from stronger pricing and a lower utilization than expected, hurt returns. A position in Hospira, a specialty pharmaceutical and medication delivery company, was another detractor in the Health Care sector. The stock decreased after the company reported earnings lower than expected, primarily due to operational issues. The position was subsequently sold from the portfolio. Stock selection in the Consumer Discretionary sector also hurt returns. Shares of Newell Rubbermaid, a manufacturer and marketer of branded consumer products, declined after lowering its full-year earnings guidance.

In contrast, a lack of holdings in Telecom Services contributed to performance as the sector had the lowest returns in the index year-to-date. Stock selection in the Energy sector also helped returns. Shares of Williams Companies, Inc. rose when the company announced its plans to split into two businesses: one focused on pipelines and one focused on exploration and production. The company believes this will maximize shareholder value, and that capital efficiency will be created by the division. Shares of EQT, a natural gas producer, rose after reporting strong quarterly results, driven by increased production and improved well productivity. The stock also benefited from greater investor appetite for gas post nuclear plant problems in Japan.

The Portfolio employs a fundamental, bottom-up approach to investing. As such, sector and industry weightings are a residual of our bottom-up stock selection process. Our investment process focuses on finding undervalued equities across all sectors and industries, and does not start with investment decisions regarding sector or industry weightings. As of June 30, 2011, the Portfolio's largest sector overweights were in Information Technology and Energy, while Financials and Utilities were the largest sector underweights.

Robert A. Failla, Portfolio Manager/Analyst

Christopher H. Blake, Portfolio Manager/Analyst

Daniel P. Breslin, Portfolio Manager/Analyst

Andrew D. Lacey, Portfolio Manager/Analyst

Lazard Asset Management LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Dover Corp.	2.7
Rockwell Collins, Inc.	2.4
Ameriprise Financial, Inc.	2.3
Molson Coors Brewing Co. - Class B	2.0
Equifax, Inc.	1.9
Energizer Holdings, Inc.	1.9
DeVry, Inc.	1.8
Invesco, Ltd.	1.8
International Game Technology	1.8
CMS Energy Corp.	1.8

Top Sectors

% of Market Value of Total Investments
Non-cyclical	21.2
Financials	15.0
Cyclical	13.6
Industrials	13.4
Technology	9.0
Energy	8.3
Communications	7.3
Utilities	5.0
Basic Materials	3.8
Cash & Equivalents	3.4

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Lazard Mid Cap Portfolio managed by

Lazard Asset Management LLC vs. Russell Midcap Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
Lazard Mid Cap Portfolio—Class A	4.50%	31.71%	3.48%	5.91%
Class B	4.50%	31.55%	3.23%	6.55%
Class E	4.47%	31.66%	3.33%	5.30%
Russell Midcap Index[1]	8.08%	38.47%	5.30%	9.76%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Index is an unmanaged measure of performance of the 800 smallest companies in the Russell 1000 Index.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/1/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.73%	$1,000.00	$1,045.00	$3.70
Hypothetical*	0.73%	1,000.00	1,021.17	3.66

Class B
Actual	0.98%	$1,000.00	$1,045.00	$4.97
Hypothetical*	0.98%	1,000.00	1,019.93	4.91

Class E
Actual	0.88%	$1,000.00	$1,044.70	$4.46
Hypothetical*	0.88%	1,000.00	1,020.43	4.41

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—95.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Rockwell Collins, Inc. (a)	163,600	$10,092,484

Auto Components—1.5%
Lear Corp. (a)	122,700	6,561,996

Beverages—2.0%
Molson Coors Brewing Co.—Class B (a)	193,800	8,670,612

Building Products—0.7%
Owens Corning, Inc.* (a)	85,000	3,174,750

Capital Markets—4.1%
Ameriprise Financial, Inc. (a)	172,600	9,955,568
Invesco, Ltd.	327,100	7,654,140

		17,609,708

Chemicals—0.6%
Eastman Chemical Co. (a)	25,400	2,592,578

Commercial Banks—3.3%
City National Corp. (a)	100,600	5,457,550
Comerica, Inc. (a)	128,300	4,435,331
Fifth Third BanCorp. (a)	333,700	4,254,675

		14,147,556

Commercial Services & Supplies—1.5%
Corrections Corp. of America* (a)	289,000	6,256,850

Communications Equipment—0.7%
Motorola Mobility Holdings, Inc.* (a)	138,400	3,050,336

Computers & Peripherals—1.7%
NCR Corp.* (a)	229,200	4,329,588
SanDisk Corp.* (a)	68,000	2,822,000

		7,151,588

Construction & Engineering—1.0%
Foster Wheeler AG* (a)	132,600	4,028,388

Containers & Packaging—1.5%
Ball Corp. (a)	170,400	6,553,584

Diversified Consumer Services—1.8%
DeVry, Inc. (a)	129,600	7,663,248

Electrical Equipment—1.5%
Thomas & Betts Corp.* (a)	116,700	6,284,295

Electronic Equipment, Instruments & Components—1.7%
Ingram Micro, Inc.—Class A* (a)	397,400	7,208,836

Security Description	Shares	Value

Energy Equipment & Services—3.1%
Rowan Cos., Inc.* (a)	183,300	$7,113,873
Tidewater, Inc. (a)	115,200	6,198,912

		13,312,785

Food Products—2.2%
Campbell Soup Co. (a)	124,200	4,291,110
Ralcorp Holdings, Inc.*	57,400	4,969,692

		9,260,802

Gas Utilities—1.7%
Energen Corp. (a)	126,600	7,152,900

Health Care Equipment & Supplies—3.5%
CareFusion Corp.* (a)	166,950	4,536,031
DENTSPLY International, Inc. (a)	92,100	3,507,168
Zimmer Holdings, Inc.* (a)	110,800	7,002,560

		15,045,759

Health Care Providers & Services—3.1%
HEALTHSOUTH Corp.* (a)	193,200	5,071,500
Laboratory Corp. of America Holdings* (a)	45,100	4,365,229
Quest Diagnostics, Inc. (a)	62,800	3,711,480

		13,148,209

Hotels, Restaurants & Leisure—3.0%
Darden Restaurants, Inc. (a)	104,900	5,219,824
International Game Technology (a)	434,200	7,633,236

		12,853,060

Household Durables—2.3%
Newell Rubbermaid, Inc. (a)	394,400	6,223,632
Stanley Black & Decker, Inc. (a)	46,300	3,335,915

		9,559,547

Household Products—1.9%
Energizer Holdings, Inc.* (a)	111,400	8,060,904

Insurance—2.5%
PartnerRe, Ltd. (a)	64,700	4,454,595
Principal Financial Group, Inc. (a)	206,800	6,290,856

		10,745,451

Internet Software & Services—0.7%
AOL, Inc.* (a)	144,600	2,871,756

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—3.4%
Amdocs, Ltd.*	226,800	$6,892,452
Lender Processing Services, Inc. (a)	92,500	1,934,175
Teradata Corp.* (a)	96,300	5,797,260

		14,623,887

Leisure Equipment & Products—1.3%
Mattel, Inc. (a)	200,900	5,522,741

Life Sciences Tools & Services—1.5%
Life Technologies Corp.* (a)	119,339	6,213,982

Machinery—3.7%
Dover Corp. (a)	166,300	11,275,140
Parker Hannifin Corp. (a)	47,500	4,262,650

		15,537,790

Media—2.7%
Cablevision Systems Corp.—Class A (a)	118,700	4,298,127
Interpublic Group of Cos., Inc. (The) (a)	565,700	7,071,250

		11,369,377

Metals & Mining—3.2%
Cliffs Natural Resources, Inc. (a)	45,300	4,187,985
Compass Minerals International, Inc. (a)	71,900	6,188,433
United States Steel Corp. (a)	73,500	3,383,940

		13,760,358

Multi-Utilities—3.3%
CMS Energy Corp. (a)	382,400	7,529,456
Wisconsin Energy Corp. (a)	202,700	6,354,645

		13,884,101

Oil, Gas & Consumable Fuels—5.2%
Arch Coal, Inc. (a)	112,100	2,988,586
EQT Corp. (a)	140,700	7,389,564
Noble Energy, Inc. (a)	49,900	4,472,537
Williams Cos., Inc. (The) (a)	232,300	7,027,075

		21,877,762

Personal Products—0.8%
Avon Products, Inc. (a)	114,000	3,192,000

Pharmaceuticals—2.4%
Medicis Pharmaceutical Corp.—Class A (a)	90,000	3,435,300
Warner Chilcott plc—Class A (a)	288,600	6,963,918

		10,399,218

Security Description	Shares	Value

Professional Services—1.9%
Equifax, Inc. (a)	236,600	$8,214,752

Real Estate Investment Trusts—5.0%
Duke Realty Corp. (a)	337,000	4,721,370
LaSalle Hotel Properties (a)	192,900	5,080,986
Macerich Co. (The) (a)	96,800	5,178,800
Weingarten Realty Investors (a)	241,400	6,073,624

		21,054,780

Semiconductors & Semiconductor Equipment—2.4%
Teradyne, Inc.* (a)	242,200	3,584,560
Xilinx, Inc. (a)	177,500	6,473,425

		10,057,985

Software—5.1%
BMC Software, Inc.* (a)	129,300	7,072,710
Intuit, Inc.* (a)	85,400	4,428,844
Quest Software, Inc.* (a)	158,500	3,602,705
Symantec Corp.* (a)	337,100	6,647,612

		21,751,871

Specialty Retail—3.8%
ANN, Inc.* (a)	93,500	2,440,350
AutoZone, Inc.* (a)	14,900	4,393,265
Ross Stores, Inc. (a)	75,100	6,017,012
TJX Cos., Inc. (The) (a)	59,100	3,104,523

		15,955,150

Total Common Stocks (Cost $374,869,715)		406,473,736

Preferred Stock—0.8%

Automobiles—0.8%
Better Place LLC* (144A) (b) (Cost—$3,539,700)	1,179,900	3,539,700

Short-Term Investments—31.5%

Mutual Funds—28.1%
State Street Navigator Securities Lending Prime Portfolio (c)	119,453,652	119,453,652

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

Repurchase Agreement—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $14,383,004 on 07/01/11 collateralized by $15,145,000 Freddie Mac at 3.310% due 11/10/20 with a value of $14,671,719.	$14,383,000	$14,383,000

Total Short-Term Investments (Cost $133,836,652)		133,836,652

Total Investments—128.0% (Cost $512,246,067#)		543,850,088
Other Assets and Liabilities (net)—(28.0)%		(119,081,923)

Net Assets—100.0%		$424,768,165

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $512,246,067. The aggregate unrealized appreciation and depreciation of investments were $39,630,538 and $(8,026,517), respectively, resulting in net unrealized appreciation of $31,604,021 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $118,841,473 and the collateral received consisted of cash in the amount of $119,453,652 and non-cash collateral with a value of $1,184,341. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $3,539,700, which was 0.8% of net assets.

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer the to Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$406,473,736	$—	$—	$406,473,736
Total Preferred Stock*	—	—	3,539,700	3,539,700
Short-Term Investments
Mutual Funds	119,453,652	—	—	119,453,652
Repurchase Agreement	—	14,383,000	—	14,383,000
Total Short-Term Investments	119,453,652	14,383,000	—	133,836,652
Total Investments	$525,927,388	$14,383,000	$3,539,700	$543,850,088

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Purchases	Balance as of June 30, 2011	Change in Unrealized Appreciation/(Depreciation) for Investments still held at June 30, 2011
Preferred Stock
Automobiles	$3,539,700	$—	$3,539,700	$—

Total	$3,539,700	$—	$3,539,700	$—

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$529,467,088
Repurchase Agreement	14,383,000
Cash	81
Receivable for investments sold	2,074,404
Receivable for shares sold	397,943
Dividends receivable	125,703

Total assets	546,448,219

Liabilities
Payables for:
Investments purchased	1,651,048
Shares redeemed	171,875
Collateral for securities loaned	119,453,652
Accrued Expenses:
Management fees	239,103
Distribution and service fees - Class B	56,525
Distribution and service fees - Class E	3,307
Administration fees	2,147
Custodian and accounting fees	7,932
Deferred trustees’ fees	20,516
Other expenses	73,949

Total liabilities	121,680,054

Net Assets	$424,768,165

Net Assets Represented by
Paid in surplus	$595,274,040
Accumulated net realized loss	(203,058,740)
Unrealized appreciation on investments	31,604,021
Undistributed net investment income	948,844

Net Assets	$424,768,165

Net Assets
Class A	$116,275,805
Class B	281,271,036
Class E	27,221,324
Capital Shares Outstanding*
Class A	9,826,739
Class B	23,920,278
Class E	2,306,906
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.83
Class B	11.76
Class E	11.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $497,863,067.
(b)	Includes securities loaned at value of $118,841,473.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends	$3,892,614
Interest (a)	114,331

Total investment income	4,006,945

Expenses
Management fees	2,425,862
Administration fees	19,027
Custodian and accounting fees	34,154
Distribution and service fees - Class B	347,338
Distribution and service fees - Class E	21,028
Audit and tax services	15,674
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	29,927
Miscellaneous	4,709

Total expenses	2,934,388
Less broker commission recapture	(91,789)

Net expenses	2,842,599

Net investment income	1,164,346

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	150,500,854
Futures contracts	4,811,518

Net realized gain on investments and futures contracts	155,312,372

Net change in unrealized depreciation on investments	(107,249,122)

Net realized and unrealized gain on investments and futures contracts	48,063,250

Net Increase in Net Assets from Operations	$49,227,596

(a)	Includes net income on securities loaned of $112,808.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,164,346	$7,231,694
Net realized gain on investments and futures contracts	155,312,372	76,196,090
Net change in unrealized appreciation (depreciation) on investments	(107,249,122)	58,146,369

Net increase in net assets resulting from operations	49,227,596	141,574,153

Distributions to Shareholders
From net investment income
Class A	(4,806,488)	(3,870,774)
Class B	(1,936,487)	(2,002,291)
Class E	(212,681)	(206,392)

Net decrease in net assets resulting from distributions	(6,955,656)	(6,079,457)

Net increase (decrease) in net assets from capital share transactions	(427,292,023)	96,208,033

Net Increase (Decrease) in Net Assets	(385,020,083)	231,702,729
Net assets at beginning of period	809,788,248	578,085,519

Net assets at end of period	$424,768,165	$809,788,248

Undistributed net investment income at end of period	$948,844	$6,740,154

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,142,899	$25,520,645	12,985,315	$133,110,372
Reinvestments	399,874	4,806,488	373,627	3,870,774
Redemptions	(37,840,503)	(460,676,171)	(5,035,523)	(49,739,062)

Net increase (decrease)	(35,297,730)	$(430,349,038)	8,323,419	$87,242,084

Class B
Sales	2,485,852	$29,410,445	4,394,036	$43,915,582
Reinvestments	162,049	1,936,487	194,397	2,002,291
Redemptions	(2,238,364)	(26,313,781)	(3,898,293)	(38,607,238)

Net increase	409,537	$5,033,151	690,140	$7,310,635

Class E
Sales	134,728	$1,607,404	762,612	$7,436,471
Reinvestments	17,739	212,681	19,980	206,392
Redemptions	(320,698)	(3,796,221)	(600,285)	(5,987,549)

Net increase (decrease)	(168,231)	$(1,976,136)	182,307	$1,655,314

Increase (decrease) derived from capital shares transactions		$(427,292,023)		$96,208,033

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.42		$9.36	$6.93	$12.17	$13.74	$13.65

Income (Loss) from Investment Operations
Net Investment Income(a)	0.02		0.12	0.09	0.17	0.13	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.50		2.05	2.45	(4.48)	(0.33)	1.75

Total From Investment Operations	0.52		2.17	2.54	(4.31)	(0.20)	1.85

Less Distributions
Distributions from Net Investment Income	(0.11)		(0.11)	(0.11)	(0.13)	(0.09)	(0.08)
Distributions from Net Realized Capital Gains	—		—	—	(0.80)	(1.28)	(1.68)

Total Distributions	(0.11)		(0.11)	(0.11)	(0.93)	(1.37)	(1.76)

Net Asset Value, End of Period	$11.83		$11.42	$9.36	$6.93	$12.17	$13.74

Total Return (%)	4.50		23.25	37.14	(38.15)	(2.47)	14.87

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.73	*	0.73	0.74	0.74	0.76	0.80
Ratio of Net Expenses to Average Net Assets (%)(b)	0.73	*	0.73	0.74	0.72	0.75	0.77
Ratio of Net Investment Income to Average Net Assets (%)	0.36	*	1.18	1.17	1.80	0.96	0.76
Portfolio Turnover Rate (%)	44.1		73.8	75.2	97.4	89.9	65.4
Net Assets, End of Period (in millions)			$515.1	$344.5	$575.4	$550.8	$312.2

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.33		$9.30	$6.89	$12.10	$13.65	$13.57

Income (Loss) from Investment Operations
Net Investment Income(a)	0.02		0.09	0.07	0.15	0.09	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.49		2.03	2.43	(4.46)	(0.31)	1.74

Total From Investment Operations	0.51		2.12	2.50	(4.31)	(0.22)	1.80

Less Distributions
Distributions from Net Investment Income	(0.08)		(0.09)	(0.09)	(0.10)	(0.05)	(0.04)
Distributions from Net Realized Capital Gains	—		—	—	(0.80)	(1.28)	(1.68)

Total Distributions	(0.08)		(0.09)	(0.09)	(0.90)	(1.33)	(1.72)

Net Asset Value, End of Period	$11.76		$11.33	$9.30	$6.89	$12.10	$13.65

Total Return (%)	4.50		22.86	36.76	(38.30)	(2.71)	14.67

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.98	*	0.98	0.99	0.99	1.00	1.05
Ratio of Net Expenses to Average Net Assets (%)(b)	0.98	*	0.98	0.99	0.97	0.99	1.02
Ratio of Net Investment Income to Average Net Assets (%)	0.29	*	0.90	0.91	1.50	0.67	0.48
Portfolio Turnover Rate (%)	44.1		73.8	75.2	97.4	89.9	65.4
Net Assets, End of Period (in millions)	$281.30		$266.5	$212.2	$150.0	$243.6	$216.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
			Year Ended December 31,
	Six Months Ended June 30, 2011 (Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.38		$9.33	$6.91	$12.13	$13.69	$13.61

Income (Loss) from Investment Operations
Net Investment Income(a)	0.02		0.10	0.08	0.16	0.10	0.08
Net Realized and Unrealized Gain (loss) on Investments	0.49		2.04	2.43	(4.47)	(0.31)	1.74

Total From Investment Operations	0.51		2.14	2.51	(4.31)	(0.21)	1.82

Less Distributions
Distributions from Net Investment Income	(0.09)		(0.09)	(0.09)	(0.11)	(0.07)	(0.06)
Distributions from Net Realized Capital Gains	—		—	—	(0.80)	(1.28)	(1.68)

Total Distributions	(0.09)		(0.09)	(0.09)	(0.91)	(1.35)	(1.74)

Net Asset Value, End of Period	$11.80		$11.38	$9.33	$6.91	$12.13	$13.69

Total Return (%)	4.47		23.07	36.90	(38.24)	(2.64)	14.74

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.88	*	0.88	0.89	0.89	0.90	0.95
Ratio of Net Expenses to Average Net Assets (%)(b)	0.88	*	0.88	0.89	0.88	0.89	0.93
Ratio of Net Investment Income to Average Net Assets (%)	0.39	*	1.03	1.01	1.58	0.76	0.58
Portfolio Turnover Rate (%)	44.1		73.8	75.2	97.4	89.9	65.4
Net Assets, End of Period (in millions)	$27.20		$28.2	$21.4	$18.0	$38.2	$36.0

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lazard Mid Cap Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, foreign currency transactions, deferred trustees’ compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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Lazard Mid Cap Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lazard Asset Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$2,425,862	0.70%	First $500 Million

	0.675%	$500 Million to $1 Billion

	0.60%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

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Lazard Mid Cap Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$282,955,773	$—	$653,871,360

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25 through April 28, 2011, the Portfolio had bought and sold $366,627,128 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $4,811,518 which are shown under Net realized gain on futures contracts in the Statement of Operations.

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Lazard Mid Cap Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$6,079,457	$11,187,514	$—	$—	$6,079,457	$11,187,514

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,756,456	$—	$131,035,413	$(350,553,382)	$(212,761,513)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$177,881,778	$172,671,604	$350,553,382

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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Lazard Mid Cap Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Lazard Mid Cap Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Advisors, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Legg Mason ClearBridge Aggressive Growth Portfolio returned 12.83%, 12.72% and 12.90%, respectively, compared to its benchmark, the Russell 3000 Growth Index1, which returned 6.98%.

Market Environment/Conditions

At the start of the six-month period, the market experienced a relatively minor correction following the turmoil in the Middle East and North Africa and the terrible events in Japan, but we viewed such market pullbacks constructively. We tried to use the volatility to our advantage, building positions where we saw price weakness unrelated to company fundamentals and seizing the opportunity to put cash to work. As in the past, we sought to use the market’s day-to-day activity to build our portfolios for the long term.

At the start of the second quarter, we had a relatively mixed view of the market given generally strong corporate fundamentals and reasonable stock market valuations, which were offset by increasingly bullish sentiment that had grown beyond our comfort levels. While believing that the preconditions for a bear market were not present (i.e., overvalued stocks, sharply contracting monetary policy, market euphoria), we did believe that a health-restoring correction could help to reinvigorate the bull market that had been in place for over two years. Following a rally in April, the market grew more volatile and indeed experienced a short term correction across most segments that we believe helped restore a healthy level of skepticism. Bearish sentiment in general rose as the market was troubled by questions about the durability of the economic recovery, concerns over the events in Greece and the Euro zone, as well as a myriad of other issues including rising oil prices and disruptions caused by the earthquake and tsunami in Japan.

From the start of May until the last two weeks of June, as the market remained focused on the macroeconomic concerns, the S&P 500 Index retreated over 8% before rapidly recovering and producing only a minor net gain for the quarter. For the six months ended June 30, 2011, the broad S&P 500 Index returned 6.02%, while the blue-chip Dow Jones Industrial Average returned 8.59% and the technology-focused Nasdaq Composite Index returned 5.00%.

Portfolio Review/Current Positioning

For the six months ended June 30, 2011, both overall stock selection and overall sector allocation helped the Portfolio’s performance relative to the benchmark. Stock selection in the Health Care, Consumer Discretionary and Industrials sectors helped Portfolio performance during the six-month period, as did the Portfolio’s overweight positions in the Health Care and Energy sectors and its underweight position in the Information Technology (IT) sector. Stock selection in the Energy, IT and Materials sectors detracted from the Portfolio’s relative performance, as did the Portfolio’s underweight position (no holdings) in the Consumer Staples sector.

In terms of individual holdings, the leading relative contributors to Portfolio performance included Biogen Idec, Inc., UnitedHealth Group, Inc., Valeant Pharmaceuticals International, Inc. (Canada) and Forest Laboratories, Inc. in the Health Care sector and Comcast Corp. in the Consumer Discretionary sector. Leading individual detractors from relative performance included Weatherford International, Ltd. in the Energy sector, and Broadcom Corp., Cree, Inc., SanDisk Corp. and Dolby Laboratories, Inc., all in the IT sector.

During the six month period ended June 30, 2011, the Portfolio added new positions in Human Genome Sciences, Inc. and Immunogen, Inc. in the Health Care sector, and Citrix Systems, Inc., Standard Microsystems Corp. and Advent Software, Inc. in the IT sector. The Portfolio closed out its positions in DSP Group Inc. in the IT sector and Genzyme Corp. in the Health Care sector.

During this period of volatility and below-average economic growth, we find it especially important to identify those businesses that can show solid organic growth in both revenues and earnings. We continue to favor self-financing business models with lots of cash and repetitive and consistent cash flows. We believe that those types of secular growth business models deserve a premium valuation multiple in the market or ultimately will attract interest from third party acquirers. To this end, over the course of the first half of this year our portfolio has seen an acceleration of both corporate merger and acquisition transactions and interest from value-oriented activist shareholders.

While we have repeatedly stated our belief that there is little to no correlation between portfolio turnover rates and investment performance, we find it interesting that much of our recent performance has been driven by stocks that we have held for 5, 10, 15, and in some cases as much as 20 years. We view this as validation of our time-tested investment discipline of a fundamentals-based approach to long-term equity investing.

There were no structural changes to the Portfolio’s discipline or strategy during the reporting period. The Portfolio’s time-tested approach has navigated many volatile markets. We continue to be especially diligent at this time in focusing on the fundamentals of the companies that we hold and reiterating our conviction in continuing to maintain each investment. Our goal continues to be focusing on what we feel are dominant franchises with primarily self-financing business models that are best able to grow earnings/cash flows on a sustainable basis.

Richard Freeman, Senior Portfolio Manager

Evan Bauman, Portfolio Manager

ClearBridge Advisors, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not

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MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Advisors, LLC

Portfolio Manager Commentary* (continued)

guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Biogen Idec, Inc.	9.1
UnitedHealth Group, Inc.	8.5
Anadarko Petroleum Corp.	7.6
Weatherford International, Ltd.	5.2
Comcast Corp. - Special Class A	4.8
Amgen, Inc.	4.7
Cablevision Systems Corp. - Class A	4.7
Forest Laboratories, Inc.	4.1
Core Laboratories N.V.	3.3
Valeant Pharmaceuticals International, Inc.	2.6

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	35.0
Energy	18.5
Communications	17.4
Industrials	10.1
Technology	10.0
Cash & Equivalent	6.4
Basic Materials	1.6
Cyclical	1.0

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Legg Mason ClearBridge Aggressive Growth Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio managed by

ClearBridge Advisors, LLC vs. Russell 3000 Growth Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
Legg Mason ClearBridge Aggressive Growth Portfolio—Class A	12.83%	51.04%	3.27%	—	3.20%
Class B	12.72%	50.63%	3.03%	1.66%	—
Class E	12.90%	50.81%	3.15%	—	7.03%
Russell 3000 Growth Index[1]	6.98%	35.68%	5.36%	2.43%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 3000 Growth Index is an unmanaged measure of performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.65%	$1,000.00	$1,128.30	$3.43
Hypothetical*	0.65%	1,000.00	1,021.57	3.26

Class B
Actual	0.90%	$1,000.00	$1,127.20	$4.25
Hypothetical*	0.90%	1,000.00	1,020.33	4.51

Class E
Actual	0.80%	$1,000.00	$1,129.00	$4.22
Hypothetical*	0.80%	1,000.00	1,020.83	4.01

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Legg Mason ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—93.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
L-3 Communications Holdings, Inc. (a)	329,800	$28,841,010

Biotechnology—16.6%
Amgen, Inc.*	950,700	55,473,345
Biogen Idec, Inc.*	992,700	106,139,484
BioMimetic Therapeutics, Inc.* (a)	229,340	1,174,221
Human Genome Sciences, Inc.* (a)	390,770	9,589,496
ImmunoGen, Inc.* (a)	192,900	2,351,451
Isis Pharmaceuticals, Inc.* (a)	188,435	1,726,064
Vertex Pharmaceuticals, Inc.*	350,172	18,205,442

		194,659,503

Communications Equipment—0.5%
Arris Group, Inc.* (a)	122,915	1,427,043
Nokia Oyj (ADR) (a)	744,900	4,782,258

		6,209,301

Computers & Peripherals—3.5%
SanDisk Corp.*	645,090	26,771,235
Seagate Technology plc	863,300	13,950,928

		40,722,163

Construction & Engineering—0.7%
Fluor Corp.	134,910	8,723,281

Electronic Equipment, Instruments & Components—2.3%
Dolby Laboratories, Inc.— Class A* (a)	130,000	5,519,800
TE Connectivity, Ltd.	589,325	21,663,587

		27,183,387

Energy Equipment & Services—10.9%
Core Laboratories N.V.	350,000	39,039,000
National Oilwell Varco, Inc.	367,778	28,763,917
Weatherford International, Ltd.*	3,222,500	60,421,875

		128,224,792

Health Care Equipment & Supplies—2.5%
Covidien plc	549,825	29,267,185

Health Care Providers & Services—8.5%
UnitedHealth Group, Inc.	1,939,700	100,049,726

Industrial Conglomerates—2.5%
Tyco International, Ltd.	589,325	29,130,335

Security Description	Shares	Value

Internet & Catalog Retail—1.2%
Liberty Media Corp.—Interactive—lass A*	854,200	$14,324,934

Machinery—2.1%
Pall Corp.	430,000	24,178,900

Media—16.7%
Cablevision Systems Corp.—Class A	1,512,500	54,767,625
CBS Corp.	162,600	4,632,474
Comcast Corp.—Class A	392,000	9,933,280
Comcast Corp.—Special Class A	2,315,600	56,106,988
DIRECTV—Class A*	485,575	24,676,921
Liberty Global, Inc.—Class A*	139,200	6,269,568
Liberty Media Corp.—Capital, Series A*	161,600	13,857,200
Liberty Media-Starz, Series A*	70,690	5,318,716
Madison Square Garden, Inc. (The)—Class A* (a)	412,850	11,365,761
Viacom, Inc.—Class B	159,900	8,154,900

		195,083,433

Metals & Mining—1.6%
Freeport-McMoRan Copper & Gold, Inc.	248,700	13,156,230
Nucor Corp.	126,500	5,214,330

		18,370,560

Oil, Gas & Consumable Fuels—7.6%
Anadarko Petroleum Corp.	1,159,960	89,038,530

Pharmaceuticals—7.3%
Forest Laboratories, Inc.* (a)	1,226,200	48,238,708
Teva Pharmaceutical Industries, Ltd. (ADR)	144,600	6,972,612
Valeant Pharmaceuticals International, Inc. (a)	586,870	30,493,765

		85,705,085

Semiconductors & Semiconductor Equipment—4.7%
Broadcom Corp.—Class A	772,445	25,985,050
Cirrus Logic, Inc.* (a)	171,400	2,725,260
Cree, Inc.* (a)	295,400	9,922,486
Intel Corp.	579,648	12,844,999
Standard Microsystems Corp.* (a)	137,800	3,719,222

		55,197,017

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value

Software—1.8%
Advent Software, Inc.* (a)	8,700	$245,079
Autodesk, Inc.*	307,500	11,869,500
Citrix Systems, Inc.*	114,300	9,144,000

		21,258,579

Specialty Retail—0.1%
Charming Shoppes, Inc.* (a)	177,100	736,736

Total Common Stocks (Cost $879,546,344)		1,096,904,457

Short-Term Investments—13.9%

Mutual Funds—7.5%
State Street Navigator Securities Lending Prime Portfolio (b)	87,191,639	87,191,639

Repurchase Agreement—6.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $74,978,021 on 07/01/11 collateralized by $77,455,000 Federal Home Loan Bank at 4.250% due 02/26/29 with a value of $76,477,784.	$74,978,000	74,978,000

Total Short-Term Investments (Cost $162,169,639)		162,169,639

Total Investments—107.5% (Cost $1,041,715,983#)		1,259,074,096
Other Assets and Liabilities (net)—(7.5)%		(87,364,429)

Net Assets—100.0%		$1,171,709,667

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,041,715,983. The aggregate unrealized appreciation and depreciation of investments were $244,137,576 and $(26,779,463), respectively, resulting in net unrealized appreciation of $217,358,113 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $85,321,503 and the collateral received consisted of cash in the amount of $87,191,639 and non-cash collateral with a value of $167,102. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,096,904,457	$—	$—	$1,096,904,457
Short-Term Investments
Mutual Funds	87,191,639	—	—	87,191,639
Repurchase Agreement	—	74,978,000	—	74,978,000
Total Short-Term Investments	87,191,639	74,978,000	—	162,169,639
Total Investments	$1,184,096,096	$74,978,000	$—	$1,259,074,096

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$1,184,096,096
Repurchase Agreement	74,978,000
Cash	506
Receivable for shares sold	1,375,170
Dividends receivable	150,692

Total assets	1,260,600,464

Liabilities
Payables for:
Investments purchased	335,362
Shares redeemed	487,959
Collateral for securities loaned	87,191,639
Accrued Expenses:
Management fees	571,630
Distribution and service fees - Class B	86,026
Distribution and service fees - Class E	2,351
Administration fees	5,228
Custodian and accounting fees	2,294
Deferred trustees’ fees	43,094
Other expenses	165,214

Total liabilities	88,890,797

Net Assets	$1,171,709,667

Net Assets Represented by
Paid in surplus	$1,142,027,198
Accumulated net realized loss	(193,685,903)
Unrealized appreciation on investments	217,358,113
Undistributed net investment income	6,010,259

Net Assets	$1,171,709,667

Net Assets
Class A	$717,900,435
Class B	434,241,772
Class E	19,567,460
Capital Shares Outstanding*
Class A	84,331,272
Class B	52,128,306
Class E	2,329,660
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.51
Class B	8.33
Class E	8.40

(a)	Identified cost of investments, excluding repurchase agreement, was $966,737,983.
(b)	Includes securities loaned at value of $85,321,503.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$3,742,721
Interest (b)	71,291

Total investment income	3,814,012

Expenses
Management fees	2,927,191
Administration fees	24,807
Custodian and accounting fees	26,932
Distribution and service fees - Class B	365,379
Distribution and service fees - Class E	6,688
Audit and tax services	15,710
Legal	21,644
Trustees’ fees and expenses	15,868
Shareholder reporting	30,902
Insurance	2,210
Miscellaneous	4,904

Total expenses	3,442,235
Less broker commission recapture	(16,906)

Net expenses	3,425,329

Net investment income	388,683

Net Realized and Unrealized Gain (Loss) on Investments Transactions
Net realized gain on investments	12,320,764

Net change in unrealized appreciation on investments	98,531,453

Net realized and unrealized gain on investments	110,852,217

Net Increase in Net Assets from Operations	$111,240,900

(a)	Net of foreign withholding taxes of $62,194.
(b)	Includes net income on securities loaned of $68,564.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$388,683	$862,170
Net realized gain (loss) on investments	12,320,764	(13,920,384)
Net change in unrealized appreciation on investments	98,531,453	160,944,316

Net increase in net assets resulting from operations	111,240,900	147,886,102

Distributions to Shareholders
From net investment income
Class A	(664,432)	(319,182)

Net decrease in net assets resulting from distributions	(664,432)	(319,182)

Net increase (Decrease) in net assets from capital share transactions	275,208,625	(11,558,923)

Net Increase in Net Assets	385,785,093	136,007,997
Net assets at beginning of period	785,924,574	649,916,577

Net assets at end of period	$1,171,709,667	$785,924,574

Undistributed net investment income at end of period	$6,010,259	$834,080

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	21,995,906	$185,279,028	5,496,033	$36,330,148
Shares issued through acquisition	2,902,620	75,401,183	—	—
Reinvestments	80,245	664,432	48,288	319,182
Redemptions	(18,153,218)	(152,277,990)	(9,138,460)	(55,944,200)

Net increase (decrease)	6,825,553	$109,066,653	(3,594,139)	$(19,294,870)

Class B
Sales	9,238,394	$72,563,490	6,405,914	$41,621,647
Shares issued through acquisition	20,821,320	120,523,863	—	—
Redemptions	(4,647,748)	(37,236,106)	(5,296,420)	(33,509,757)

Net increase	25,411,966	$155,851,247	1,109,494	$8,111,890

Class E
Sales	783,487	$6,520,754	128,535	$832,931
Shares issued through acquisition	1,320,788	5,521,662	—	—
Redemptions	(217,104)	(1,751,691)	(190,994)	(1,208,874)

Net increase (decrease)	1,887,171	$10,290,725	(62,459)	$(375,943)

Increase (decrease) derived from capital shares transactions		$275,208,625		$(11,558,923)

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.55		$6.09		$4.57	$7.54	$8.09	$8.70

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.01		0.01		0.00 +	0.01	0.01	0.03
Net Realized and Unrealized Gain (loss) on Investments	0.96		1.45		1.53	(2.93)	0.22	(0.14)

Total From Investment Operations	0.97		1.46		1.53	(2.92)	0.23	(0.11)

Less Distributions
Distributions from Net Investment Income	(0.01)		(0.00	)++	(0.01)	(0.00)++	(0.02)	—
Distributions from Net Realized Capital Gains	—		—		—	(0.05)	(0.76)	(0.50)

Total Distributions	(0.01)		(0.00	)++	(0.01)	(0.05)	(0.78)	(0.50)

Net Asset Value, End of Period	$8.51		$7.55		$6.09	$4.57	$7.54	$8.09

Total Return (%)	12.83		24.05		33.45	(38.95)	2.60	(1.60)
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.65	*	0.68		0.67	0.65	0.67	0.75
Ratio of Net Expenses to Average Net Assets (%)(b)	0.65	*	0.68		0.67	0.65	0.67	0.73
Ratio of Net Investment Income to Average Net Assets (%)	0.15	*	0.19		0.11	0.13	0.07	0.33
Portfolio Turnover Rate (%)	5.9		1.1		2.5	6.2	0.7	190.3
Net Assets, End of Period (in millions)	$7.79		$585.2		$493.9	$580.9	$874.6	$607.7

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.39		$5.97		$4.49	$7.42	$7.98	$8.60

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	(0.00	) +	0.00	+	(0.01)	(0.01)	(0.01)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.94		1.42		1.49	(2.87)	0.21	(0.13)

Total From Investment Operations	0.94		1.42		1.48	(2.88)	0.20	(0.12)

Less Distributions
Distributions from Net Realized Capital Gains	—		—		—	(0.05)	(0.76)	(0.50)

Total Distributions	—		—		—	(0.05)	(0.76)	(0.50)

Net Asset Value, End of Period	$8.33		$7.39		$5.97	$4.49	$7.42	$7.98

Total Return (%)	12.72		23.79		32.96	(39.05)	2.27	(1.74)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.90	*	0.93		0.92	0.90	0.92	1.00
Ratio of Net Expenses to Average Net Assets (%)(b)	0.90	*	0.93		0.92	0.90	0.92	0.98
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.07	)*	(0.06)		(0.16)	(0.13)	(0.18)	0.10
Portfolio Turnover Rate (%)	5.9		1.1		2.5	6.2	0.7	190.3
Net Assets, End of Period (in millions)	$434.20		$197.5		$152.9	$120.4	$222.3	$254.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$7.44		$6.01		$4.51		$7.45	$8.01	$8.62

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.00	+	0.00	+	(0.00	)+	(0.00)+	(0.01)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.96		1.43		1.50		(2.89)	0.21	(0.13)

Total From Investment Operations	0.96		1.43		1.50		(2.89)	0.20	(0.11)

Less Distributions
Distributions from Net Investment Income	—		—		—		—	(0.00)++	—
Distributions from Net Realized Capital Gains	—		—		—		(0.05)	(0.76)	(0.50)

Total Distributions	—		—		—		(0.05)	(0.76)	(0.50)

Net Asset Value, End of Period	$8.40		$7.44		$6.01		$4.51	$7.45	$8.01

Total Return (%)	12.90		23.79		33.26		(39.03)	2.32	(1.61)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.80	*	0.83		0.82		0.80	0.82	0.90
Ratio of Net Expenses to Average Net Assets (%)(b)	0.80	*	0.83		0.82		0.80	0.82	0.88
Ratio of Net Investment Income (loss) to Average Net Assets (%)	0.09	*	0.00	+	(0.06)		(0.03)	(0.08)	0.20
Portfolio Turnover Rate (%)	5.9		1.1		2.5		6.2	0.7	190.3
Net Assets, End of Period (in millions)	$19.6		$3.3		$3.0		$2.5	$4.6	$5.9

*	Annualized
+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Legg Mason ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with ClearBridge Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$2,927,191	0.65%	First $500 Million

	0.60%	$500 Million to $1 Billion

	0.55%	$1 Billion to $2 Billion

	0.50%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$83,938,332	$—	$53,909,037

The purchase and sales amounts exclude transition trades related to the merger of $187,457,974 and $0, respectively.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Acquisition

At the close of business on April 29, 2011, the Portfolio, with aggregate Class A, Class B and Class E net assets of $690,422,921, $266,377,246 and $3,993,204 respectively, acquired all of the assets and liabilities of Legg Mason Value Equity Portfolio of the Met Investors Series Trust (“Legg Mason Value Equity”). The acquisition was accomplished by a tax-free exchange of 2,902,619 Class A shares of the Portfolio (valued at $24,730,316) for 3,555,394 Class A shares of Legg Mason Value Equity; 20,821,321 Class B shares of the Portfolio (valued at $173,649,815) for 24,981,757 of Class B shares of Legg Mason Value Equity; and 1,320,788 Class E shares of the Portfolio (value at $11,107,831) for 1,596,251 of Class E shares of Legg Mason Value Equity. Legg Mason Value Equity then distributed the Class A, B and E shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Legg Mason Value Equity had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. Legg Mason Value Equity’s net assets on April 29, 2011, were $24,730,316, $173,649,815 and $11,107,831 for Class A, Class B and Class E shares, respectively, including investments valued at $195,499,228 with a cost basis of $187,457,974. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Legg Mason Value Equity were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(1,005,692,706) in capital loss carry forwards from Legg Mason Value Equity.

The net assets of the Portfolio immediately after the acquisition were $1,170,281,333, which included $8,041,253 of acquired unrealized appreciation and $15,160 of acquired distributions in excess of net investment income.

Assuming the acquisition had been completed on January 1, 2011, the Portfolio’s pro-forma results of operations for the period ended June 30, 2011 are as follows:

(Unaudited)
Net Investment income	$570,811	(a)
Net realized and unrealized gain (loss) on
Investments	154,701,424	(b)

Net increase in assets from operations	$155,272,235

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Legg Mason Value Equity that have been included in the Portfolio’s Statement of Operations since April 29, 2011.

(a)	$388,683 as reported plus $(15,160) Legg Mason Value Equity pre-merger, plus $79,285 in lower Advisory fees, plus $118,003 of pro-forma eliminated other expenses.
(b)	$110,852,217 as reported plus $43,849,207 Legg Mason Value Equity pre-merger.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$319,182	$778,848	$—	$—	$319,182	$778,848

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$850,382	$—	$118,547,080	$(200,275,159)	$(80,877,697)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total
$55,844,851	$130,530,096	$13,900,212	$200,275,159

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

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MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Income Tax Information - continued

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 9.04% and 8.95%, respectively, compared to its benchmarks, the Morgan Stanley Capital International (MSCI) World Index1 and the Citigroup World Government Bond Index2, which returned 5.29% and 4.00%, respectively.

Market Environment/Conditions

Since the beginning of 2011, the global capital markets have absorbed unrest in the Middle East that included regime changes in Egypt and Tunisia and more recent international military intervention in Libya, a 15%+ increase in the price of oil, a major earthquake and devastating tsunami in Japan followed by a growing nuclear crisis. These events came on top of rising inflationary pressures in a number of emerging market countries over the past six months and continuing concern over European sovereign debt issues. These global issues, coupled with soft economic data out of the US have led many investors to question the global economic recovery. With that said, this recent weakness may prove to be transitory, and investors may look longer term. Despite these macro trends, we remained focused on the individual companies in the Portfolio and evaluate investment opportunities on that same basis.

Despite the uncertainty around the trajectory of the global economic recovery, most equity indices had positive gains.

While we continued to have a favorable view of spread product, as investor interest in the asset class remained and our base case expectation is for the global economy to gradually improve, the primary economic risks are not insignificant, as each has the potential to develop into a wider, systemic risk to credit markets.

The volatile economic conditions of the past two quarters resulted in U.S. and European investment grade(IG) credit underperforming Sterling IG corporates. The high yield market offered relative value, but as we have seen given the aforementioned challenges, issue selection is critical. The Barclays U.S. High Yield Index market finished the period with a strong return of 4.97% and IG corporates underperformed. We have experienced volatile markets over the past few months, as relatively strong earnings reports buoyed April’s performance after a weak March, only to take a step backward again in the latest two months. The best performing sectors on an excess return basis for the six month period ended June 30, 2011 included Refining, Oil Field Services and Building Materials, while Pharma, Retailers, and Airlines lagged. Not surprisingly given the risk-off trade, defensive sectors led. From a quality perspective, BBB rated securities performed the best during the six month period.

Portfolio Review/Current Positioning

The performance of the equity sleeve of the Portfolio was strong; greatly surpassing its benchmark. This strong relative performance was due primarily to stock selection in the Technology, Consumer Discretionary, Materials and Financial sectors. Stock selection in the Consumer Staples sector and an underweight in the Energy sector were the primary detractors to performance, although their effect on relative performance was not significant.

The Portfolio’s largest detractors over the first half of the year were Nvidia (USA), Google (USA) and Natura Cosmetics (Brazil). Nvidia, which supplies semiconductors for non-Apple devices, declined. Shares of Google were down after the company reported that expenses grew faster than revenues. Brazilian cosmetics company Natura Cosmeticos was down amidst fears that interest rates would be increased in Brazil, and ultimately slow down the recent strong consumer spending trends. The company also subsequently reported earnings that fell short of estimates.

The Portfolio’s largest contributors to return were ARM Holdings (United Kingdom), SINA Corp (China) and Baidu Inc. (China). British chip maker ARM Holdings turned in strong results, thanks to increased sales and licensing agreements. Chinese Internet company, SINA was also up during the quarter as the provider of the Twitter-like Weibo service continued to grow subscribers. Baidu, another Chinese internet company, was also up after reporting strong profits driven by an increase in advertising sales.

In light of the shifting equity market conditions, we made a number of changes to the Portfolio over the course of the last six months. We reduced our weight in the Information Technology and Industrials sectors, taking profits in recent strong winners. The majority of the proceeds were redeployed into the Materials and Utilities sectors.

At the end of the six month period, Technology remained our most overweight position. We also held overweight positions in the Industrials and Consumer Discretionary sectors. The Portfolio’s Financials exposure represented our most underweight position. On a regional basis, our largest absolute weight is North America, although we are underweight. Our largest overweight remains the Emerging Markets region. All sector and regional weights are the result of the individual investment decisions made on a stock by stock basis.

In the fixed income portion of the Portfolio, security selection in U.S. dollar corporates was the primary driver of relative returns. Both U.S. IG credit and Treasuries performed well on a total return basis during the first half of the year as rates fell mainly as a result of the ongoing European sovereign concerns, weaker than expected US economic numbers in the second quarter (Q2) (jobs, housing, PMIs), and concerns surrounding China’s growth trajectory. These issues resulted in U.S. IG credit underperforming rather significantly during Q2, but slightly outperforming duration-matched Treasurys over the six-month period. Our decision to remain overweight in high yield bonds during the period added value, in particular security picks in Food Retailers and Utilities (e.g., Albertsons Inc. in U.S. dollar (USD) and TXU Corp in USD). In addition, our out of index benchmark allocation to convertibles enhanced total returns (e.g.,Valeant

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MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary* (continued)

Pharmaceuticals International, Inc. and Vertex Pharmaceuticals, Inc., both in USD). Finally, our longer-than-benchmark duration positioning in the USD-pay corporate market added to relative returns over the period.

The Portfolio’s substantial underweight to the euro and Japanese yen inhibited relative returns due to our currency allocations as both the yen and the euro strengthened versus the US dollar during this period. Positions in Brazil real, New Zealand dollar, Norwegian krone, Singapore dollar, and Columbian peso aided returns as these currencies posted strong returns over the last six months. Lastly, country selection served to enhance returns through our substantial underweight to the European local markets, which helped to fund our overweight in US local markets during the period.

The Portfolio finished the period holding roughly 55% high yield and of the remaining issues, 18% are rated BBB. In the sector breakdown, we hold a majority of the portfolio in industrial and financial sectors, as well as 24% in foreign issues. As for currency, the Portfolio holds 75% in USD, 4% in euros and 2.2% British pounds. Duration and yield curve positioning remains relatively neutral to benchmark. Overall the Portfolio maintains duration of 6.59 years, a majority of which is comprised of US high yield and international bond positioning.

Daniel J. Fuss, CFA, CIC

Warren N. Koontz, CFA, CIC

David Rolley, CFA

Loomis, Sayles & Company L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
Apple, Inc.	3.3
Novo Nordisk A.S. - Class B	2.5
Siemens AG	2.3
Ford Motor Co.	2.2
Estee Lauder Cos., Inc. (The) - Class A	2.1
Baidu, Inc. (ADR)	2.0
HCA, Inc.	1.9
Standard Chartered plc	1.9
Bayerische Motoren Werke (BMW) AG	1.7
FMC Technologies, Inc.	1.6

Top Equity Sectors

% of Market Value of Total Investments
Non-Cyclical	12.1
Industrial	11.7
Communications	10.9
Technology	8.4
Cyclical	8.0

Top Fixed Income Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	17.5
Foreign Bonds & Debt Securities	7.2
Convertible Bonds	2.7
Convertible Preferred Stocks	1.1
U.S. Treasury & Government Agencies	1.0

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Loomis Sayles Global Markets Portfolio

Loomis Sayles Global Markets Portfolio managed by

Loomis, Sayles & Company, L.P. vs. MSCI World Index1 and Citigroup World Government Bond Index (WGBI)2

	Average Annual Return[3] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[4]
Loomis Sayles Global Markets Portfolio—Class A	9.04%	37.34%	10.51%	8.68%
Class B	8.95%	37.03%	10.26%	8.40%
MSCI World Index[1]	5.29%	30.51%	2.28%	1.52%
Citigroup World Government Bond Index (WGBI)[2]	4.00%	10.54%	7.34%	7.26%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The MSCI World Index is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index (WGBI) is market capitalization weighted and tracks total returns of government bonds in 24 countries globally.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 5/1/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.80%	$1,000.00	$1,090.40	$4.15
Hypothetical*	0.80%	1,000.00	1,020.83	4.01

Class B
Actual	1.05%	$1,000.00	$1,089.50	$5.44
Hypothetical*	1.05%	1,000.00	1,019.59	5.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—68.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Embraer S.A. (ADR)	109,615	$3,373,950
Precision Castparts Corp.	28,293	4,658,442

		8,032,392

Automobiles—1.7%
Bayerische Motoren Werke (BMW) AG	71,913	7,176,747

Beverages—1.9%
Anheuser-Busch InBev N.V.	70,607	4,100,368
Diageo plc	208,654	4,268,157

		8,368,525

Biotechnology—1.0%
Vertex Pharmaceuticals, Inc.*	86,480	4,496,095

Chemicals—2.5%
LG Chem, Ltd.	10,458	4,806,548
Praxair, Inc.	56,071	6,077,536

		10,884,084

Commercial Banks—3.2%
Banco Santander Chile (ADR) (a)	64,850	6,083,578
Standard Chartered plc	297,003	7,813,528

		13,897,106

Communications Equipment—2.0%
Acme Packet, Inc.* (a)	65,044	4,561,536
Qualcomm, Inc.	74,542	4,233,240

		8,794,776

Computers & Peripherals—3.3%
Apple, Inc.*	42,857	14,385,809

Consumer Finance—1.4%
American Express Co.	116,360	6,015,812

Electrical Equipment—0.9%
Mitsubishi Electric Corp.	339,000	3,930,197

Energy Equipment & Services—5.4%
FMC Technologies, Inc.* (a)	155,528	6,966,099
National Oilwell Varco, Inc.	88,111	6,891,161
Saipem S.p.A.	108,986	5,635,327
Schlumberger, Ltd.	45,681	3,946,838

		23,439,425

Security Description	Shares	Value

Hotels, Restaurants & Leisure—2.3%
Arcos Dorados Holdings, Inc.—Class A (a)	166,384	$3,509,039
Wynn Macau, Ltd.	1,930,400	6,372,580

		9,881,619

Independent Power Producers & Energy Traders—1.3%
Calpine Corp.* (a)	339,651	5,478,571

Industrial Conglomerates—2.3%
Siemens AG	71,933	9,891,741

Internet & Catalog Retail—2.9%
Netflix, Inc.* (a)	23,647	6,211,830
Priceline.com, Inc.* (a)	12,321	6,307,490

		12,519,320

Internet Software & Services—3.3%
Baidu, Inc. (ADR)*	60,395	8,463,151
Google, Inc.—Class A*	11,134	5,638,035

		14,101,186

Machinery—6.6%
Atlas Copco A.B.—Class A	216,210	5,712,334
Caterpillar, Inc.	63,066	6,714,006
Deere & Co.	54,479	4,491,794
FANUC Corp.	33,000	5,493,252
Hyundai Heavy Industries Co., Ltd.	13,863	5,790,339

		28,201,725

Metals & Mining—1.0%
Antofagasta plc	196,398	4,399,544

Multiline Retail—0.8%
S.A.C.I. Falabella	347,460	3,654,346

Personal Products—3.3%
Estee Lauder Cos., Inc. (The)—Class A (a)	84,628	8,902,019
Natura Cosmeticos S.A.	205,293	5,133,477

		14,035,496

Pharmaceuticals—4.8%
Genomma Lab Internacional S.A.B. de C.V.—Class B*	1,543,368	3,924,297
Novo Nordisk A.S.—Class B	84,121	10,562,748
Sanofi	68,876	5,544,243

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International, Inc. (a)	9,742	$506,194

		20,537,482

Real Estate Management & Development—2.8%
China Overseas Land & Investment, Ltd.	1,690,000	3,661,018
Hang Lung Properties, Ltd.	641,000	2,663,365
Jones Lang LaSalle, Inc.	60,376	5,693,457

		12,017,840

Semiconductors & Semiconductor Equipment—1.4%
ARM Holdings plc	630,688	5,971,648

Software—3.7%
Oracle Corp.	150,019	4,937,125
Salesforce.com, Inc.* (a)	38,777	5,776,998
VMware, Inc.—Class A*	49,864	4,997,869

		15,711,992

Specialty Retail—0.8%
CIA. Hering	149,200	3,434,283

Textiles, Apparel & Luxury Goods—2.9%
Burberry Group plc	253,650	5,904,158
Mail.ru Group, Ltd. (GDR)* (144A) (a) (b)	85,498	2,663,263
Swatch Group AG (The)	8,131	4,099,448

		12,666,869

Trading Companies & Distributors—1.0%
Mills Estruturas e Servicos de Engenharia S.A.	287,400	4,146,123

Wireless Telecommunication Services—2.0%
SOFTBANK Corp.	77,200	2,918,855
Vodafone Group plc	2,068,918	5,504,757

		8,423,612

Total Common Stocks (Cost $234,264,664)		294,494,365

Domestic Bonds & Debt Securities—17.4%

Airlines—0.7%
Delta Air Lines, Inc. 8.954%, 08/10/14	$1,559,661	1,606,450
8.021%, 08/10/22	1,623,135	1,649,430

		3,255,880

Domestic Bonds & Debt Securities—(Continued)
Security Description	Par Amount	Value

Auto Components—0.3%
Goodyear Tire & Rubber Co. 7.000%, 03/15/28	$1,228,000	$1,178,880

Automobiles—1.8%
Ford Motor Co. 6.625%, 10/01/28	5,750,000	5,665,866
7.450%, 07/16/31 (a)	1,465,000	1,668,103
Kia Motors Corp. 3.625%, 06/14/16 (144A) (a)	300,000	297,091

		7,631,060

Building Products—0.6%
Masco Corp. 7.750%, 08/01/29	25,000	24,892
USG Corp. 6.300%, 11/15/16	195,000	172,575
9.750%, 01/15/18	1,495,000	1,480,050
Voto-Votorantim, Ltd. 6.750%, 04/05/21 (144A)	300,000	319,500
Votorantim Cimentos S.A. 7.250%, 04/05/41 (144A)	600,000	595,500

		2,592,517

Capital Markets—0.6%
Goldman Sachs Group, Inc. (The) 6.875%, 01/18/38 (GBP)	100,000	151,621
Morgan Stanley 5.375%, 11/14/13 (GBP)	240,000	407,796
7.625%, 03/03/16 (AUD)	500,000	546,928
5.750%, 01/25/21	1,600,000	1,621,881

		2,728,226

Chemicals—0.2%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A) (a)	200,000	202,260
Hercules, Inc. 6.500%, 06/30/29	10,000	8,500
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	85,825
LPG International, Inc. 7.250%, 12/20/15	175,000	199,281
Mexichem S.A.B. de C.V. 8.750%, 11/06/19 (144A)	400,000	472,000

		967,866

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Commercial Banks—1.0%
Akbank T.A.S. 5.125%, 07/22/15 (144A)	$200,000	$200,000
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	300,000	307,500
Canara Bank, Ltd. 6.365%, 11/28/21 (c)	200,000	199,961
CIT Group, Inc. 7.000%, 05/01/14 (a)	217,456	220,446
7.000%, 05/01/15	389,936	391,398
7.000%, 05/01/16	649,893	648,268
7.000%, 05/01/17	909,852	908,715
Hana Bank 4.000%, 11/03/16 (144A)	200,000	202,740
ICICI Bank, Ltd. 6.375%, 04/30/22 (144A) (c)	300,000	294,000
Itau Unibanco Holding S.A. 6.200%, 12/21/21 (144A)	300,000	306,750
Wells Fargo & Co. 4.625%, 11/02/35 (GBP)	100,000	137,391
Series EMTN 4.875%, 11/29/35 (GBP)	100,000	129,195
Woori Bank 5.875%, 04/13/21 (144A)	200,000	199,713

		4,146,076

Consumer Finance—0.6%
Ally Financial, Inc. 8.000%, 12/31/18	448,000	481,600
8.000%, 11/01/31	736,000	796,720
Springleaf Finance Corp.
Series I 5.400%, 12/01/15	390,000	358,800
Series MTN 5.750%, 09/15/16	600,000	538,500
6.900%, 12/15/17	100,000	92,250
Sydney Airport Finance Co. Pty, Ltd. 5.125%, 02/22/21 (144A)	140,000	141,636

		2,409,506

Distributors—0.3%
Marfrig Holding Europe BV 8.375%, 05/09/18 (144A)	300,000	288,150
Marfrig Overseas, Ltd. 9.625%, 11/16/16 (144A)	530,000	555,864
9.500%, 05/04/20 (144A)	300,000	306,000

		1,150,014

Security Description	Par Amount	Value

Diversified Financial Services—0.8%
Bank of America Corp. 4.750%, 05/06/19 (EUR) (c)	$285,000	$387,720
Fibria Overseas Finance, Ltd. 7.500%, 05/04/20 (144A)	239,000	261,418
6.750%, 03/03/21 (144A)	300,000	313,134
General Electric Capital Corp.
Series GMTN 7.625%, 12/10/14 (NZD)	850,000	766,495
International Lease Finance Corp. 6.250%, 05/15/19	1,105,000	1,081,308
Macquarie Bank, Ltd. 6.625%, 04/07/21 (144A)	500,000	503,930

		3,314,005

Diversified Telecommunication Services—1.7%
Axtel S.A.B. de C.V. 9.000%, 09/22/19 (144A) (a)	720,000	706,680
CenturyLink, Inc. 7.600%, 09/15/39	20,000	19,292
Series G 6.875%, 01/15/28 (a)	45,000	42,587
Level 3 Communications, Inc. 3.500%, 06/15/12	565,000	566,413
Level 3 Financing, Inc. 8.750%, 02/15/17	670,000	686,750
9.375%, 04/01/19 (144A)	95,000	98,325
Qwest Capital Funding, Inc. 7.625%, 08/03/21	1,070,000	1,150,338
7.750%, 02/15/31	1,445,000	1,484,737
Sprint Capital Corp. 6.900%, 05/01/19 (a)	735,000	760,725
6.875%, 11/15/28	1,250,000	1,190,625
8.750%, 03/15/32	350,000	380,625
Telecom Italia Capital S.A. 6.000%, 09/30/34	350,000	297,890

		7,384,987

Electric Utilities—0.7%
Abu Dhabi National Energy Co. 6.500%, 10/27/36 (144A)	900,000	897,750
Dubai Electricity & Water Authority 8.500%, 04/22/15 (144A)	300,000	334,875
6.375%, 10/21/16 (144A)	200,000	207,700
E-CL S.A. 5.625%, 01/15/21 (144A)	250,000	259,447
Empresas Publicas de Medellin ESP 7.625%, 07/29/19 (144A)	400,000	467,000

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Electric Utilities—(Continued)
Majapahit Holding B.V. 8.000%, 08/07/19 (144A) (a)	$400,000	$475,000
7.750%, 01/20/20 (144A) (a)	200,000	235,000

		2,876,772

Energy Equipment & Services—0.1%
MBPS Finance Co. 11.250%, 11/15/15 (144A)	200,000	198,000
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 06/30/21 (144A)	200,000	212,000

		410,000

Food Products—1.1%
Albertson’s, Inc. 7.450%, 08/01/29	5,470,000	4,553,775

Gas Utilities—0.1%
ENN Energy Holdings, Ltd. 6.000%, 05/13/21 (144A) (a)	250,000	246,092
Transportadora de Gas del Sur S.A. 7.875%, 05/14/17 (144A)	355,000	346,125

		592,217

Health Care Providers & Services—2.1%
HCA, Inc. 7.500%, 12/15/23	315,000	298,462
7.690%, 06/15/25	755,000	709,700
7.580%, 09/15/25	1,375,000	1,285,625
7.050%, 12/01/27	80,000	69,800
7.500%, 11/06/33	5,060,000	4,604,600
7.750%, 07/15/36	1,420,000	1,306,400
Kindred Healthcare, Inc. 8.250%, 06/01/19 (144A)	195,000	195,000
Tenet Healthcare Corp. 6.875%, 11/15/31	910,000	764,400

		9,233,987

Homebuilders—0.1%
Urbi, Desarrollos Urbanos, S.A. de C.V. 9.500%, 01/21/20 (144A)	475,000	518,938

Household Durables—0.2%
Desarrolladora Homex S.A. de C.V. 7.500%, 09/28/15 (a)	385,000	395,587
K. Hovnanian Enterprises, Inc. 6.375%, 12/15/14 (a)	170,000	147,900
6.250%, 01/15/15	530,000	388,225

Security Description	Par Amount	Value

Household Durables—(Continued)
7.500%, 05/15/16	$15,000	$9,413

		941,125

Independent Power Producers & Energy Traders—0.1%
Listrindo Capital B.V. 9.250%, 01/29/15 (144A)	400,000	438,334

Industrial Conglomerates—1.3%
Borden, Inc. 8.375%, 04/15/16	3,030,000	2,802,750
9.200%, 03/15/21	1,910,000	1,766,750
7.875%, 02/15/23	899,000	743,923
Textron, Inc. 3.875%, 03/11/13 (EUR)	250,000	363,937

		5,677,360

Insurance—0.3%
American General Finance Corp. Series I 4.875%, 07/15/12	200,000	199,500
Series J 5.900%, 09/15/12	100,000	100,500
Series MTN 5.850%, 06/01/13	245,000	243,162
Forethought Financial Group, Inc. 8.625%, 04/15/21 (144A)	820,000	835,145

		1,378,307

Machinery—0.1%
Cummins, Inc. 6.750%, 02/15/27	509,000	550,492

Media—0.0%
Myriad International Holding B.V. 6.375%, 07/28/17 (144A)	100,000	107,991

Metals & Mining—0.7%
Alcoa, Inc. 5.900%, 02/01/27 (a)	975,000	955,141
CSN Resources S.A. 6.500%, 07/21/20 (144A)	100,000	106,750
Gerdau Holdings, Inc. 7.000%, 01/20/20 (144A)	400,000	446,000
Hyundai Steel Co. 4.625%, 04/21/16 (144A)	400,000	411,257
Vale Overseas, Ltd. 6.875%, 11/21/36	694,000	755,270
Vedanta Resources plc 6.750%, 06/07/16 (144A)	275,000	275,330

		2,949,748

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Multiline Retail—0.1%
JC Penney Corp., Inc. 7.625%, 03/01/97	$250,000	$223,750

Oil, Gas & Consumable Fuels—0.9%
Adaro Indonesia PT 7.625%, 10/22/19 (144A)	400,000	446,000
Ecopetrol S.A. 7.625%, 07/23/19 (a)	400,000	481,000
El Paso Corp. 6.950%, 06/01/28	5,000	5,431
Gazprom Via Gaz Capital S.A. 5.092%, 11/29/15 (144A)	200,000	209,560
NGC Corp. Capital Trust Series B 8.316%, 06/01/27	540,000	224,100
Noble Group, Ltd. 6.750%, 01/29/20 (144A)	300,000	312,188
OGX Petroleo e Gas Participacoes S.A. 8.500%, 06/01/18 (144A)	200,000	206,700
Pacific Rubiales Energy Corp. 8.750%, 11/10/16 (144A)	200,000	226,388
Pan American Energy LLC 7.875%, 05/07/21 (144A)	200,000	213,000
TXU Corp. 5.550%, 11/15/14 (a)	630,000	500,850
6.500%, 11/15/24 (a)	1,620,000	818,100
6.550%, 11/15/34 (a)	120,000	59,400

		3,702,717

Paper & Forest Products—0.2%
Celulosa Arauco y Constitucion S.A. 7.250%, 07/29/19	200,000	229,017
5.000%, 01/21/21	170,000	169,473
Weyerhaeuser Co. 6.950%, 10/01/27	60,000	61,805
7.375%, 03/15/32	320,000	333,897

		794,192

Real Estate Investment Trusts—0.3%
iStar Financial, Inc. 5.500%, 06/15/12 (a)	115,000	114,713
5.950%, 10/15/13	955,000	902,475
5.700%, 03/01/14	125,000	115,937
6.050%, 04/15/15 (a)	40,000	36,600
5.875%, 03/15/16 (a)	220,000	191,950

		1,361,675

Security Description	Par Amount	Value

Road & Rail—0.1%
DP World, Ltd. 6.850%, 07/02/37 (144A)	$500,000	$480,000

Semiconductors & Semiconductor Equipment—0.0%
STATS ChipPAC, Ltd. 7.500%, 08/12/15 (144A)	150,000	159,750

Thrifts & Mortgage Finance—0.1%
Odebrecht Finance, Ltd. 6.000%, 04/05/23 (144A) (a)	500,000	499,375

Transportation—0.1%
Transnet, Ltd. 4.500%, 02/10/16(144A)	400,000	413,262

Wireless Telecommunication Services—0.1%
Indosat Palapa Co. B.V. 7.375%, 07/29/20 (144A) (a)	200,000	223,000
Sprint Nextel Corp. 6.000%, 12/01/16	109,000	109,409

		332,409

Total Domestic Bonds & Debt Securities (Cost $68,966,094)		74,955,193

Foreign Bonds & Debt Securities—7.1%

Argentina—0.1%
Argentina Government International Bond, Series NY 8.280%, 12/31/33(a)	611,447	542,659

Australia—0.1%
New South Wales Treasury Corp., Series 813 5.500%, 08/01/13 (AUD)	275,000	298,167

Brazil—1.3%
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/19(144A)(a)	400,000	449,289
Banco Votorantim S.A. 6.250%, 05/16/16(144A)(a) (BRL)	450,000	298,625
Brazil Notas do Tesouro Nacional, Series B 6.000%, 05/15/15 (BRL)	143,500	1,858,863
Brazilian Government International Bond 10.250%, 01/10/28 (BRL)	550,000	386,144

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Brazil—(Continued)
European Investment Bank 2.375%, 07/10/20 (CHF)	$430,000	$533,045
Inter-American Development Bank, Series EMTN 4.750%, 01/10/14 (INR)	48,200,000	1,071,554
International Bank for Reconstruction & Development (The), Series GDIF 2.300%, 02/26/13 (KRW)	900,000,000	844,574

		5,442,094

Canada—0.6%
Bell Canada 6.100%, 03/16/35 (CAD)	300,000	308,139
Canadian Government Bond 3.500%, 06/01/13 (CAD)	525,000	564,417
3.000%, 12/01/15 (CAD)	1,265,000	1,356,892
Corus Entertainment, Inc. 7.250%, 02/10/17(144A) (CAD)	190,000	209,606
Shaw Communications, Inc. 5.650%, 10/01/19 (CAD)	250,000	269,086

		2,708,140

Chile—0.1%
Banco Santander Chile 6.500%, 09/22/20(144A) (CLP)	250,000,000	501,554

Colombia—0.3%
Emgesa S.A. ESP 8.750%, 01/25/21(144A) (COP)	450,000,000	273,733
Empresas Publicas de Medellin ESP 8.375%, 02/01/21(144A) (COP)	1,390,000,000	820,743

		1,094,476

France—0.1%
Lafarge S.A. 4.750%, 03/23/20 (EUR)	225,000	302,410
Veolia Environnement 5.125%, 05/24/22 (EUR)	200,000	303,950

		606,360

Germany—0.2%
Bundesrepublik Deutschland, Series 09 3.250%, 01/04/20 (EUR)	445,000	665,588

Hungary—0.0%
Hungary Government International Bond 6.375%, 03/29/21	190,000	201,400

Security Description	Par Amount	Value

Indonesia—0.1%
Indonesia Treasury Bond 11.500%, 09/15/19 (IDR)	$3,600,000,000	$522,251

Italy—0.1%
Finmeccanica S.p.A. 4.875%, 03/24/25 (EUR)	290,000	406,772

Malaysia—0.2%
Malaysia Government Bond, Series 0211 3.434%, 08/15/14 (MYR)	1,600,000	532,391
Malaysia Government Bond, Series 0509 3.210%, 05/31/13 (MYR)	1,200,000	398,131

		930,522

Mexico—0.4%
Mexican Bonos, Series M 8.000%, 12/17/15 (MXN)	14,050,000	1,285,799
8.500%, 12/13/18 (MXN)	6,700,000	633,483

		1,919,282

Netherlands—0.0%
British American Tobacco Holdings (The Netherlands) B.V., Series EMTN 4.000%, 07/07/20 (EUR)	100,000	144,303

New Zealand—0.2%
New Zealand Government Bond Series 1217 6.000%, 12/15/17 (NZD)	280,000	249,364
Series 413 6.500%, 04/15/13 (NZD)	720,000	630,447

		879,811

Norway—0.4%
Norwegian Government Bond 4.250%, 05/19/17 (NOK)	4,700,000	933,899
4.500%, 05/22/19 (NOK)	4,280,000	866,976

		1,800,875

Philippines—0.2%
Philippine Government International Bond 6.250%, 01/14/36 (PHP)	30,000,000	678,310

Singapore—0.8%
Singapore Government Bond 1.625%, 04/01/13 (SGD)	1,525,000	1,268,193
2.250%, 07/01/13 (SGD)	2,555,000	2,157,861

		3,426,054

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

South Africa—0.2%
Edcon Proprietary, Ltd. 4.721%, 06/15/14 (a) (c) (EUR)	$610,000	$779,622

South Korea—0.3%
Export-Import Bank of Korea 4.000%, 11/26/15 (144A) (PHP)	8,000,000	177,224
Korea Treasury Bond, Series 1409 5.000%, 09/10/14 (KRW)	1,000,000,000	965,023

		1,142,247

Spain—0.3%
Spain Government Bond 5.500%, 04/30/21 (EUR)	750,000	1,095,547
Telefonica Emisiones SAU 4.375%, 02/02/16 (EUR)	140,000	206,324

		1,301,871

Sweden—0.2%
Sweden Government Bond, Series 1047 5.000%, 12/01/20 (SEK)	5,650,000	1,049,658

Turkey—0.1%
Turkey Government Bond, Series CPI 4.000%, 04/29/15 (TRY)	600,000	416,236

United Arab Emirates—0.1%
MDC-GMTN B.V. 7.625%, 05/06/19(144A)	250,000	296,050

United Kingdom—0.6%
Barclays Bank plc, Series EMTN 3.680%, 08/20/15 (KRW)	220,000,000	203,522
British Telecommunications plc 5.750%, 12/07/28 (GBP)	150,000	234,887
Standard Chartered Bank 5.875%, 09/26/17 (EUR)	250,000	378,158
United Kingdom Gilt 5.250%, 06/07/12 (GBP)	300,000	502,589
4.250%, 03/07/36 (GBP)	550,000	880,205
WPP plc 6.000%, 04/04/17 (GBP)	160,000	280,720

		2,480,081

Uruguay—0.1%
Uruguay Government International Bond 5.000%, 09/14/18 (UYU)	3,000,000	262,926

Security Description	Par Amount	Value

Uruguay—(Continued)
3.700%, 06/26/37 (UYU)	$2,700,000	$195,416

		458,342

Total Foreign Bonds & Debt Securities (Cost $27,932,087)		30,692,725

Convertible Bonds—2.7%

Automobiles—0.5%
Ford Motor Co. 4.250%, 11/15/16	1,305,000	2,243,556

Diversified Telecommunication Services—0.4%
Level 3 Communications, Inc. 7.000%, 03/15/15 (144A)	1,015,000	1,613,850

Health Care Providers & Services—0.1%
Omnicare, Inc. 3.750%, 12/15/25	365,000	488,644

Insurance—0.4%
Old Republic International Corp. 3.750%, 03/15/18 (a)	1,545,000	1,534,880

Machinery—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36 (a)	45,000	47,194

Real Estate Investment Trusts—0.2%
iStar Financial, Inc. 0.805%, 10/01/12 (c)	1,150,000	1,035,000

Semiconductors & Semiconductor Equipment—1.0%
Intel Corp. 3.250%, 08/01/39 (a)	2,670,000	3,270,750
Kulicke & Soffa Industries, Inc. 0.875%, 06/01/12	910,000	962,325

		4,233,075

Wireless Telecommunication Services—0.1%
NII Holdings, Inc. 3.125%, 06/15/12	200,000	201,250

Total Convertible Bonds (Cost $9,120,526)		11,397,449

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Convertible Preferred Stocks—1.1%

Security Description	Shares/Par Amount	Value

Automobiles—0.6%
General Motors Co. Series B 4.750%, due 12/01/13	51,000	$2,488,545

Diversified Telecommunication Services—0.5%
Lucent Technologies Capital Trust I 7.750%, due 03/15/17	2,063	2,029,476

Total Convertible Preferred Stocks (Cost $3,988,366)		4,518,021

U.S. Treasury & Government Agencies—0.9%
U.S. Treasury Notes 0.875%, 01/31/12 (a) (Cost $4,022,357)	$4,000,000	4,018,124

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $1,364,696)	1,365,000	911,765

Preferred Stocks—0.2%

Consumer Finance—0.2%
Ally Financial, Inc. Series G 7.000% (144A) (Cost $211,643)	906	851,527

Short-Term Investments—10.4%

Mutual Funds—9.1%
State Street Navigator Securities Lending Prime Portfolio (d)	39,349,538	39,349,538

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $5,593,002 on 07/01/11 collateralized by $5,780,000 Federal Home Loan Bank at 4.250% due 02/26/29 with a value of $5,707,076.	$5,593,000	5,593,000

Total Short-Term Investments (Cost $44,942,538)		44,942,538

Total Investments—108.4% (Cost $394,812,971#)		466,781,707
Other Assets and Liabilities (net)—(8.4)%		(36,185,655)

Net Assets—100.0%		$430,596,052

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $394,812,971. The aggregate unrealized appreciation and depreciation of investments were $77,294,183 and $(5,325,447), respectively, resulting in net unrealized appreciation of $71,968,736 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $41,709,925 and the collateral received consisted of cash in the amount of $39,349,538 and non-cash collateral with a value of $2,983,375. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Represents investment of cash collateral received from securities lending transactions.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $25,416,438, which was 5.9% of net assets.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
GDR—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
AUD—	Australian Dollar
BRL—	Brazilian Real
CAD—	Canadian Dollar
CHF—	Swiss Franc
CLP—	Chilean Peso
COP—	Colombian Peso
EUR—	Euro
GBP—	British Pound
IDR—	Indonesian Rupiah
INR—	Indian Rupee
KRW—	South Korean Won
MXN—	Mexican Peso
MYR—	Malaysian Ringgit
NOK—	Norwegian Krone
NZD—	New Zealand Dollar
PHP—	Philippine Peso

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

SEK—	Swedish Krona
SGD—	Singapore Dollar
TRY—	Turkish New Lira
UYU—	Uruguayan Peso

Countries Diversification as of June 30, 2011 (Unaudited)
Top Ten Countries	% of Net Assets
United States	58.4
United Kingdom	8.6
Brazil	4.8
Cayman Islands	4.2
Germany	4.1
South Korea	2.9
Japan	2.9
Chile	2.5
Denmark	2.5
Mexico	1.9

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$8,032,392	$—	$—	$8,032,392
Automobiles	—	7,176,747	—	7,176,747
Beverages	—	8,368,525	—	8,368,525
Biotechnology	4,496,095	—	—	4,496,095
Chemicals	6,077,536	4,806,548	—	10,884,084
Commercial Banks	6,083,578	7,813,528	—	13,897,106
Communications Equipment	8,794,776	—	—	8,794,776
Computers & Peripherals	14,385,809	—	—	14,385,809
Consumer Finance	6,015,812	—	—	6,015,812
Electrical Equipment	—	3,930,197	—	3,930,197
Energy Equipment & Services	17,804,098	5,635,327	—	23,439,425
Hotels, Restaurants & Leisure	3,509,039	6,372,580	—	9,881,619
Independent Power Producers & Energy Traders	5,478,571	—	—	5,478,571
Industrial Conglomerates	—	9,891,741	—	9,891,741
Internet & Catalog Retail	12,519,320	—	—	12,519,320
Internet Software & Services	14,101,186	—	—	14,101,186
Machinery	11,205,800	16,995,925	—	28,201,725
Metals & Mining	—	4,399,544	—	4,399,544
Multiline Retail	3,654,346	—	—	3,654,346
Personal Products	14,035,496	—	—	14,035,496
Pharmaceuticals	4,430,491	16,106,991	—	20,537,482
Real Estate Management & Development	5,693,457	6,324,383	—	12,017,840
Semiconductors & Semiconductor Equipment	—	5,971,648	—	5,971,648
Software	15,711,992	—	—	15,711,992
Specialty Retail	3,434,283	—	—	3,434,283
Textiles, Apparel & Luxury Goods	—	12,666,869	—	12,666,869
Trading Companies & Distributors	4,146,123	—	—	4,146,123
Wireless Telecommunication Services	—	8,423,612	—	8,423,612
Total Common Stocks	169,610,200	124,884,165	—	294,494,365

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$74,955,193	$—	$74,955,193
Total Foreign Bonds & Debt Securities*	—	30,692,725	—	30,692,725
Total Convertible Bonds*	—	11,397,449	—	11,397,449
Total Convertible Preferred Stocks*	4,518,021	—	—	4,518,021
U.S. Treasury & Government Agencies	—	4,018,124	—	4,018,124
Municipals	—	911,765	—	911,765
Total Preferred Stocks*	851,527	—	—	851,527
Short-Term Investments
Mutual Funds	39,349,538	—	—	39,349,538
Repurchase Agreement	—	5,593,000	—	5,593,000
Total Short-Term Investments	39,349,538	5,593,000	—	44,942,538
Total Investments	$214,329,286	$252,452,421	$—	$466,781,707

Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$45,744	$—	$45,744
Forward Contracts to Sell (Depreciation)	—	(7,513)	—	(7,513)
Total Forward Contracts	$—	$38,231	$—	$38,231

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Transfers out of Level 3	Balance as of June 30, 2011	Change in Unrealized Depreciation for Investments still held at June 30, 2011
Common Stocks
Textiles, Apparel & Luxury Goods	$3,077,928	$(3,077,928)	$—	$—

Total	$3,077,928	$(3,077,928)	$—	$—

Common stocks in the amount of $3,077,928 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices.

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$461,188,707
Repurchase Agreement	5,593,000
Cash	18,904
Cash denominated in foreign currencies (c)	2,022,729
Receivable for investments sold	1,284,578
Receivable for shares sold	282,624
Dividends receivable	309,023
Interest receivable	1,997,145
Unrealized appreciation on forward currency contracts	45,744

Total assets	472,742,454

Liabilities
Payables for:
Investments purchased	2,310,021
Shares redeemed	69,121
Unrealized depreciation on forward currency contracts	7,513
Collateral for securities loaned	39,349,538
Accrued Expenses:
Management fees	241,939
Distribution and service fees - Class B	46,758
Administration fees	2,195
Custodian and accounting fees	35,116
Deferred trustees’ fees	20,516
Other expenses	63,685

Total liabilities	42,146,402

Net Assets	$430,596,052

Net Assets Represented by
Paid in surplus	$468,814,287
Accumulated net realized loss	(113,524,112)
Unrealized appreciation on investments and foreign currency transactions	72,042,288
Undistributed net investment income	3,263,589

Net Assets	$430,596,052
Net Assets
Class A	$197,746,030
Class B	232,850,022
Capital Shares Outstanding*
Class A	15,687,217
Class B	18,589,905
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.61
Class B	12.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $389,219,971.
(b)	Includes securities loaned at value of $41,709,925.
(c)	Identified cost of cash denominated in foreign currencies was $1,991,218.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$2,713,377
Interest (b)	3,541,888

Total investment income	6,255,265

Expenses
Management fees	1,416,689
Administration fees	11,856
Custodian and accounting fees	104,954
Distribution and service fees - Class B	264,475
Audit and tax services	24,214
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	19,469
Insurance	808
Miscellaneous	4,796

Total expenses	1,883,930
Less broker commission recapture	(14,788)

Net expenses	1,869,142

Net investment income	4,386,123

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	25,462,684
Foreign currency transactions	(62,080)

Net realized gain on investments and foreign currency transactions	25,400,604

Net change in unrealized appreciation on:
Investments	4,245,016
Foreign currency transactions	14,627

Net change in unrealized appreciation on investments and foreign currency transactions	4,259,643

Net realized and unrealized gain on investments and foreign currency transactions	29,660,247

Net Increase in Net Assets from Operations	$34,046,370

(a)	Net of foreign withholding taxes of $309,932.
(b)	Includes net income on securities loaned of $127,783.

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$4,386,123	$9,115,085
Net realized gain on investments and foreign currency transactions	25,400,604	107,792,599
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,259,643	(26,238,373)

Net increase in net assets resulting from operations	34,046,370	90,669,311

Distributions to Shareholders
From net investment income
Class A	(4,701,715)	(20,009,609)
Class B	(5,026,729)	(3,749,934)

Net decrease in net assets resulting from distributions	(9,728,444)	(23,759,543)

Net increase (decrease) in net assets from capital share transactions	37,480,792	(365,065,882)

Net Decrease in Net Assets	61,798,718	(298,156,114)
Net assets at beginning of period	368,797,334	666,953,448

Net assets at end of period	$430,596,052	$368,797,334

Undistributed net investment income at end of period	$3,263,589	$8,605,910

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	333,619	$4,084,726	2,065,670	$20,789,391
Reinvestments	371,383	4,701,715	1,935,165	20,009,609
Redemptions	(859,920)	(10,592,950)	(44,666,755)	(463,280,409)

Net decrease	(154,918)	$(1,806,509)	(40,665,920)	$(422,481,409)

Class B
Sales	4,845,653	$59,295,292	7,448,400	$80,441,864
Reinvestments	399,581	5,026,729	364,425	3,749,934
Redemptions	(2,056,100)	(25,034,720)	(2,623,153)	(26,776,271)

Net increase	3,189,134	$39,287,301	5,189,672	$57,415,527

Increase (Decrease) derived from capital shares transactions		$37,480,792		$(365,065,882)

See accompanying notes to financial statements.

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Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$11.84		$10.00	$7.29	$13.27	$10.36	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.13		0.23	0.27	0.25	0.24	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.94		1.96	2.64	(5.00)	2.67	0.36

Total From Investment Operations	1.07		2.19	2.91	(4.75)	2.91	0.47

Less Distributions
Distributions from Net Investment Income	(0.30)		(0.35)	(0.20)	(0.54)	—	(0.11)
Distributions from Net Realized Capital Gains	—		—	—	(0.69)	—	—

Total Distributions	(0.30)		(0.35)	(0.20)	(1.23)	—	(0.11)

Net Asset Value, End of Period	$12.61		$11.84	$10.00	$7.29	$13.27	$10.36

Total Return (%)	9.04		22.39	41.00	(39.10)	28.09	4.66

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.80	*	0.79	0.76	0.73	0.74	0.88	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.80	*	0.79	0.76	0.72	0.74	0.87	*
Ratio of Net Investment Income to Average Net Assets (%)	2.21	*	2.20	3.35	2.48	2.05	1.72	*
Portfolio Turnover Rate (%)	34.5		101.2	108.4	134.4	120.4	45.9
Net Assets, End of Period (in millions)	$197.7		$187.6	$565.4	$680.0	$1,007.2	$523.5

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$11.77		$9.95	$7.24	$13.22	$10.34	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.12		0.19	0.25	0.22	0.23	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.92		1.96	2.64	(4.98)	2.65	0.35

Total From Investment Operations	1.04		2.15	2.89	(4.76)	2.88	0.44

Less Distributions
Distributions from Net Investment Income	(0.28)		(0.33)	(0.18)	(0.53)	—	(0.10)
Distributions from Net Realized Capital Gains	—		—	—	(0.69)	—	—

Total Distributions	(0.28)		(0.33)	(0.18)	(1.22)	—	(0.10)

Net Asset Value, End of Period	$12.58		$11.77	$9.95	$7.24	$13.22	$10.34

Total Return (%)	8.95		22.01	40.82	(39.26)	27.85	4.37

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.05	*	1.04	1.01	0.98	1.02	1.16	*
Ratio of Net Expenses to Average Net Assets (%)(c)	1.05	*	1.04	1.01	0.97	1.02	1.15	*
Ratio of Net Investment to Average Net Assets (%)	1.99	*	1.83	2.95	2.23	1.94	1.36	*
Portfolio Turnover Rate (%)	34.5		101.2	108.4	134.4	120.4	45.9
Net Assets, End of Period (in millions)	$232.8		$181.2	$101.6	$59.1	$79.0	$9.8

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees’ compensation, capital loss carryforwards, forward transactions, Real Estate Investment Trust (REITs), premium amortization adjustment, contingent payment debt instrument adjustments, broker commission recapture, ASC-860 (Lehman Brothers counterparty gain/loss) adjustment and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2011, the Portfolio had no forward commitments and when-issued and delayed-delivery securities.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Loomis, Sayles & Company, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,416,689	0.70%	First $ 500 Million

	0.65%	$ 500 Million to $1 Billion

	0.60%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$1,876,334	$173,118,690	$5,777,051	$131,315,499

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$45,744	Unrealized depreciation on forward foreign currency exchange contracts	$7,513

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Foreign Currency Exchange

Foreign currency transactions	$(62,080)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Foreign currency transactions	$12,655

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

For the six months ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional Amounts or Face Amount(a)	Foreign Currency Risk

Foreign currency transactions	$3,207,768

(a)	Averages are based on daily activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation

8/23/2011	Morgan Stanley	5,330,000	CNY	$824,735	$797,547	$27,188

8/23/2011	Morgan Stanley	6,300,000	CNY	974,827	965,813	9,014

9/14/2011	Credit Suisse Group AG	615,000,000	KRW	573,555	564,013	9,542

Net Unrealized Appreciation						$45,744

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Depreciation

9/21/2011	Credit Suisse Group AG	490,000	AUD	520,708	$519,096	$(1,612)

8/11/2011	Credit Suisse Group AG	220,000	BRL	139,802	133,901	(5,901)

Net Unrealized Depreciation						$(7,513)

AUD—Australian Dollar

BRL—Brazilian Real

CNY—China Yuan Renminbi

KRW—South Korean Won

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$23,759,543	$20,061,601	$—	$—	$23,759,543	$20,061,601

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$9,574,767	$—	$65,929,175	$(138,023,801)	$(62,519,859)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$60,402,802	$77,620,999	$138,023,801

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Loomis Sayles Global Markets Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Lord Abbett Bond Debenture Portfolio returned 4.83%, 4.71% and 4.77%, respectively. The Portfolio’s benchmarks, the Barclays Capital U.S. Aggregate Bond Index1, BofA Merill Lynch High Yield Master II Constrained Index2 and the Hybrid Index3, returned 2.72%, 4.93% and 4.40% respectively.

Market Environment/Conditions

Long-term interest rates moved in two directions during the first half of 2011, as an early-year increase in Treasury yields was reversed by May amid renewed signs of subdued economic growth. The decline in the 10-year yield, to around 3.15% in late June, occurred as the Federal Reserve (Fed) reached the scheduled completion of its latest program to purchase $600 billion in Treasury securities in a second round of quantitative easing (QEII).

There were mounting signs of moderation in economic growth toward the end of the first half of the year, as reports on employment, manufacturing, housing, and consumer spending came in below expectations. By the end of the second quarter, the situation regarding the U.S. debt ceiling had yet to be resolved, and Standard & Poor’s placed a negative outlook on the country’s ‘AAA’ credit rating.

In April, the Fed indicated that it will maintain the size of its balance sheet by reinvesting principal payments from the securities it holds until maturity, thus it will continue to purchase assets, but on a smaller scale. Fed chairman Ben Bernanke said that when the central bank decides to let securities mature and roll off its balance sheet without reinvesting the proceeds, the move could be considered the first step in a tightening of monetary policy. The Fed indicated that economic conditions continue to warrant exceptionally low levels for the federal funds rate for an extended period.

Inflation reports showed that the increase in consumer prices accelerated in May, but the apparent slowdown in economic activity had also reduced inflation expectations by June as the 10-year breakeven rate declined from a recent high of 2.66%.

While the equity markets reacted to reports of economic softness, the corporate credit markets continued to attract consistent investor demand. Companies took advantage of this demand by issuing $581.4 billion in debt through May, which was 47% ahead of the first five months of 2010.

The newly issued debt has allowed many companies to extend their maturities and lower their interest expenses, and this increased financial flexibility was reflected by a high-yield default rate of 2.5% as of late May, which was down from 8.5% a year earlier, according to data from Standard & Poor’s. Amid the improvement in corporate credit fundamentals, the high-yield and investment-grade segments of the corporate bond market posted positive returns through late June.

Municipal bonds encountered sharp volatility at the beginning of the year amid headlines regarding the credit quality of state and local governments. However, municipal debt defaults through April remained well below the most dire default predictions. The elevated yields within the market eventually attracted various investors, yet the issuance of debt was sharply curtailed compared with a year earlier, giving investors a limited supply of new securities from which to choose. These factors helped the municipal market return to positive territory within the first half of the year.

Portfolio Review/Current Positioning

While the majority of industries within the Portfolio contributed positively to the Portfolio’s performance, among those industries detracting from performance were Beverage, Automakers, and Monoline Insurance.

The Portfolio’s performance was helped by positions in credit-sensitive assets, as credit markets continued to benefit from improving fundamentals and a benign credit environment. The Portfolio’s high-yield corporate allocation contributed to performance, as riskier assets generally outperformed higher-quality assets during the six-month period. The equity-related portion of the Portfolio, which includes convertibles and equities, also added to performance. The Portfolio’s exposure to ‘BBB’ rated corporates within the investment-grade sector also contributed to performance. In terms of industries, Gas Distribution, Software/Services, and Energy – Exploration and Production were among the top contributors to performance.

At period-end, the Portfolio’s asset allocation was approximately 66% high yield, 21% investment grade, and 13% equity-related. This compares to an allocation of approximately 61% high yield, 22% investment grade, and 17% equity-related at the beginning of the year.

Christopher J. Towle, CFA

Partner & Director

Lord, Abbett & Co. LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the

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Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary* (continued)

Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
Nuveen Investments, Inc.	0.7
Crown Cork & Seal, Inc.	0.7
Community Health Systems, Inc.	0.7
Apache Corp.	0.6
Sprint Capital Corp.	0.6
SunGard Data Systems, Inc.	0.5
OGX Petroleo e Gas Participacoes S.A.	0.5
Roper Industries, Inc.	0.5
National Fuel Gas Co.	0.5
CIT Group, Inc.	0.5

Top Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	85.6
Convertible Bonds	8.9
Convertible Preferred Stocks	2.4
Common Stocks	1.8
Preferred Stocks	0.7
Cash & Equivalents	0.3
Municipals	0.2
Foreign Bonds & Debt Securities	0.1

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Lord Abbett Bond Debenture Portfolio

Lord Abbett Bond Debenture Portfolio managed by Lord, Abbett & Co. LLC vs. Barclays Capital U.S. Aggregate Bond Index1, BofA Merrill Lynch High Yield Master II Constrained Index2 and Hybrid Index3

	Average Annual Return[4] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[5]
Lord Abbett Bond Debenture Portfolio—Class A	4.83%	15.02%	8.70%	7.55%	—
Class B	4.71%	14.78%	8.46%	7.29%	—
Class E	4.77%	14.84%	8.54%	—	7.78%
Barclays Capital U.S. Aggregate Bond Index[1]	2.72%	3.90%	6.52%	5.74%	—
BofA Merrill Lynch High Yield Master II Constrained Index[2]	4.93%	15.31%	9.34%	8.91%	—
Hybrid Index[3]	4.40%	14.43%	8.15%	7.67%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS.

2 The BofA Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Index limits any individual issuer to a maximum of 2% benchmark exposure.

3 The Hybrid Index is comprised of 60% BofA Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index, 20% BofA Merrill Lynch All Convertible Index.

The BofA Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

4“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

5 Inception of Class A shares is 5/1/96. Inception of the Class B shares is 3/22/01. Inception of the Class E shares is 4/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.53%	$1,000.00	$1,048.30	$2.69
Hypothetical*	0.53%	1,000.00	$1,022.17	$2.66

Class B
Actual	0.78%	$1,000.00	$1,047.10	$3.96
Hypothetical*	0.78%	1,000.00	$1,020.93	$3.91

Class E
Actual	0.68%	$1,000.00	$1,047.70	$3.45
Hypothetical*	0.68%	1,000.00	$1,021.42	$3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—84.1% of Net Assets

Security Description	Par Amount	Value

Aerospace & Defense—1.6%
Esterline Technologies Corp. 6.625%, 03/01/17 (a)	$2,275,000	$2,366,000
7.000%, 08/01/20	2,100,000	2,210,250
GeoEye, Inc. 9.625%, 10/01/15	4,000,000	4,540,000
8.625%, 10/01/16	1,000,000	1,057,500
Huntington Ingalls Industries, Inc. 6.875%, 03/15/18 (144A)	1,250,000	1,287,500
7.125%, 03/15/21 (144A)	875,000	910,000
L-3 Communications Corp. 6.375%, 10/15/15	3,550,000	3,656,500
Spirit Aerosystems, Inc. 7.500%, 10/01/17	1,500,000	1,586,250
6.750%, 12/15/20	6,300,000	6,426,000
Triumph Group, Inc. 8.000%, 11/15/17	1,500,000	1,586,250

		25,626,250

Agriculture—0.4%
Bunge NA Finance LP 5.900%, 04/01/17	1,375,000	1,504,700
Phibro Animal Health Corp. 9.250%, 07/01/18 (144A)	4,800,000	5,088,000

		6,592,700

Airlines—0.5%
Delta Air Lines, Inc., Class 2A 4.950%, 05/23/19	837,827	838,874
UAL 2007-1 Pass Through Trust 6.636%, 07/02/22	1,844,788	1,854,012
United Air Lines, Inc. 9.875%, 08/01/13 (144A)	3,000,000	3,165,000
12.000%, 11/01/13 (144A)	2,000,000	2,150,000

		8,007,886

Auto Components—1.9%
Armored Autogroup, Inc. 9.250%, 11/01/18 (144A)	3,350,000	3,333,250
Cooper-Standard Automotive, Inc. 8.500%, 05/01/18 (a)	2,750,000	2,908,125
Dana Holding Corp. 6.500%, 02/15/19 (a)	2,750,000	2,743,125
6.750%, 02/15/21 (a)	2,500,000	2,500,000
Exide Technologies 8.625%, 02/01/18 (144A)	400,000	418,000

Security Description	Par Amount	Value

Auto Components—(Continued)
International Automotive Components Group S.L. 9.125%, 06/01/18 (144A)	$1,800,000	$1,833,990
Stanadyne Corp., Series 1 10.000%, 08/15/11	2,075,000	2,121,687
Stanadyne Holdings, Inc. 12.000%, 02/15/15 (b)	4,000,000	4,110,000
Stoneridge, Inc. 9.500%, 10/15/17 (144A)	1,725,000	1,914,750
Tenneco, Inc. 6.875%, 12/15/20	2,000,000	2,045,000
TRW Automotive, Inc. 7.250%, 03/15/17 (144A)	3,000,000	3,345,000
8.875%, 12/01/17 (144A)	2,500,000	2,775,000
UCI International, Inc. 8.625%, 02/15/19	1,000,000	1,035,000

		31,082,927

Automobiles—0.4%
Chrysler Group LLC 8.250%, 06/15/21 (144A) (a)	3,200,000	3,160,000
Ford Motor Co. 7.450%, 07/16/31 (a)	3,000,000	3,415,911

		6,575,911

Beverages—0.2%
Constellation Brands, Inc. 7.250%, 05/15/17 (a)	3,000,000	3,277,500

Building Products—0.4%
Griffon Corp. 7.125%, 04/01/18 (144A)	1,575,000	1,588,781
Masco Corp. 7.125%, 03/15/20	3,500,000	3,618,125
Owens Corning, Inc. 9.000%, 06/15/19	1,625,000	1,943,742

		7,150,648

Capital Markets—0.5%
Macquarie Group, Ltd. 6.250%, 01/14/21 (144A)	2,700,000	2,706,383
Raymond James Financial, Inc. 8.600%, 08/15/19	4,075,000	4,983,921

		7,690,304

See accompanying notes to financial statements.

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Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Chemicals—3.0%
Airgas, Inc. 7.125%, 10/01/18	$1,900,000	$2,061,500
Celanese U.S. Holdings LLC 6.625%, 10/15/18 (a)	5,000,000	5,300,000
CF Industries, Inc. 7.125%, 05/01/20	2,500,000	2,912,500
Chemtura Corp. 7.875%, 09/01/18	2,500,000	2,625,000
Huntsman International LLC 8.625%, 03/15/20 (a)	5,000,000	5,462,500
Ineos Finance plc 9.000%, 05/15/15 (144A)	1,000,000	1,060,000
Ineos Group Holdings plc 8.500%, 02/15/16 (144A)	5,000,000	4,962,500
LBI Escrow Corp. 8.000%, 11/01/17	2,500,000	2,800,000
Momentive Performance Materials, Inc. 9.000%, 01/15/21	3,000,000	3,075,000
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	4,900,000	5,729,653
Nalco Co. 8.250%, 05/15/17	1,500,000	1,646,250
6.625%, 01/15/19 (144A) (a)	2,500,000	2,575,000
Rockwood Specialties Group, Inc. 7.500%, 11/15/14 (a)	4,500,000	4,623,750
Scotts Miracle-Gro Co. (The) 6.625%, 12/15/20 (144A)	4,500,000	4,623,750

		49,457,403

Commercial & Professional Services—2.0%
Audatex North America, Inc. 6.750%, 06/15/18 (144A)	1,000,000	1,020,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 9.625%, 03/15/18	2,500,000	2,681,250
Brambles USA, Inc. 5.350%, 04/01/20 (144A)	3,350,000	3,435,710
Clean Harbors, Inc. 7.625%, 08/15/16 (a)	2,655,000	2,827,575
7.625%, 08/15/16 (144A)	1,325,000	1,411,125
Corrections Corp. of America 7.750%, 06/01/17	1,500,000	1,640,625
Deluxe Corp. 7.375%, 06/01/15 (a)	3,900,000	4,026,750
Hertz Corp. (The) 7.500%, 10/15/18 (144A)	6,800,000	6,987,000

Security Description	Par Amount	Value

Commercial & Professional Services—(Continued)
Live Nation Entertainment, Inc. 8.125%, 05/15/18 (144A)	$3,750,000	$3,796,875
Old AII, Inc. 10.000%, 12/15/16 (c) (d)	4,330,000	0
RSC Equipment Rental, Inc. 8.250%, 02/01/21	1,500,000	1,500,000
Steelcase, Inc. 6.375%, 02/15/21	3,000,000	3,132,630
WCA Waste Corp. 7.500%, 06/15/19 (144A)	675,000	685,125

		33,144,665

Commercial Banks—1.6%
CIT Group, Inc. 7.000%, 05/02/16 (144A)	8,000,000	7,990,000
Discover Bank, Series BKNT 8.700%, 11/18/19	2,000,000	2,416,446
Huntington BancShares, Inc. 7.000%, 12/15/20	2,000,000	2,258,980
Regions Bank 6.450%, 06/26/37	4,000,000	3,754,900
Series BKNT 7.500%, 05/15/18 (a)	1,500,000	1,570,656
SVB Financial Group 5.375%, 09/15/20 (a)	2,150,000	2,164,242
Zions Bancorporation 7.750%, 09/23/14	5,500,000	6,034,814

		26,190,038

Communications Equipment—1.4%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29 (a)	3,925,000	3,552,125
Brocade Communications Systems, Inc. 6.625%, 01/15/18	3,500,000	3,710,000
6.875%, 01/15/20 (a)	1,900,000	2,056,750
CommScope, Inc. 8.250%, 01/15/19 (144A)	7,500,000	7,762,500
MasTec, Inc. 7.625%, 02/01/17 (a)	3,000,000	3,067,500
ViaSat, Inc. 8.875%, 09/15/16 (a)	2,500,000	2,662,500

		22,811,375

Computers & Peripherals—1.1%
Seagate HDD Cayman 6.875%, 05/01/20 (144A)	2,500,000	2,468,750

See accompanying notes to financial statements.

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Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Computers & Peripherals—(Continued)
SunGard Data Systems, Inc. 10.250%, 08/15/15 (a)	$8,500,000	$8,818,750
7.375%, 11/15/18	5,500,000	5,527,500
7.625%, 11/15/20 (a)	1,450,000	1,471,750

		18,286,750

Construction & Engineering—0.6%
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	3,000,000	3,082,500
Dycom Investments, Inc. 7.125%, 01/15/21 (144A)	4,375,000	4,484,375
Great Lakes Dredge & Dock Corp. 7.375%, 02/01/19 (144A)	2,300,000	2,282,750

		9,849,625

Consumer Finance—1.0%
Ally Financial, Inc. 8.300%, 02/12/15	3,500,000	3,920,000
7.500%, 09/15/20	1,500,000	1,575,000
American Express Credit Corp. 7.300%, 08/20/13	3,000,000	3,340,632
Ford Motor Credit Co. LLC 7.250%, 10/25/11	3,500,000	3,552,794
Hyundai Capital America 3.750%, 04/06/16 (144A) (a)	850,000	858,685
Springleaf Finance Corp., Series MTN 6.900%, 12/15/17	4,000,000	3,690,000

		16,937,111

Consumer Products—0.2%
American Rock Salt Co. LLC 8.250%, 05/01/18 (144A)	3,450,000	3,480,188

Containers & Packaging—2.8%
AEP Industries, Inc. 8.250%, 04/15/19 (144A)	2,500,000	2,518,750
Ardagh Packaging Finance plc 7.375%, 10/15/17 (144A)	3,000,000	3,105,000
9.125%, 10/15/20 (144A)	2,000,000	2,115,000
Ball Corp. 6.625%, 03/15/18	3,500,000	3,618,125
7.375%, 09/01/19 (a)	2,000,000	2,195,000
Cascades, Inc. 7.750%, 12/15/17	1,350,000	1,414,125
Crown Cork & Seal, Inc. 7.375%, 12/15/26	11,000,000	10,835,000

Security Description	Par Amount	Value

Containers & Packaging—(Continued)
Graphic Packaging International, Inc. 9.500%, 08/15/13 (a)	$7,504,000	$7,616,560
Longview Fibre Paper & Packaging, Inc. 8.000%, 06/01/16 (144A)	3,000,000	3,015,000
Packaging Dynamics Corp. 8.750%, 02/01/16 (144A)	1,500,000	1,530,000
Sealed Air Corp. 6.875%, 07/15/33 (144A)	1,000,000	883,022
Solo Cup Co. 10.500%, 11/01/13 (a)	1,500,000	1,567,500
8.500%, 02/15/14 (a)	2,500,000	2,343,750
Vitro S.A.B. de C.V. 9.125%, 02/01/17 (c)	4,300,000	3,203,500

		45,960,332

Diversified Financial Services—3.2%
Asciano Finance, Ltd. 4.625%, 09/23/20 (144A)	2,250,000	2,150,833
Cantor Fitzgerald LP 7.875%, 10/15/19 (144A) (a)	2,550,000	2,789,562
Capital One Capital VI 8.875%, 05/15/40 (a)	5,750,000	5,951,250
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16 (144A) (a)	1,500,000	1,395,000
Goodman Funding Pty, Ltd. 6.375%, 11/12/20 (144A)	3,000,000	3,093,825
Hughes Network Systems LLC/HNS Finance Corp. 9.500%, 04/15/14 (a)	1,425,000	1,464,187
International Lease Finance Corp. 8.750%, 03/15/17 (g)	6,000,000	6,577,500
6.250%, 05/15/19	1,100,000	1,076,415
8.250%, 12/15/20 (a)	1,000,000	1,082,500
Lazard Group LLC 7.125%, 05/15/15	4,300,000	4,842,544
Nuveen Investments, Inc. 10.500%, 11/15/15	10,250,000	10,531,875
10.500%, 11/15/15 (144A)	1,075,000	1,109,938
Pinafore LLC 9.000%, 10/01/18 (144A)	1,500,000	1,627,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 8.500%, 10/15/16 (144A)	3,800,000	3,980,500
8.750%, 05/15/18 (144A)	1,800,000	1,782,000
9.000%, 04/15/19	1,000,000	992,500

See accompanying notes to financial statements.

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Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Diversified Financial Services—(Continued)
SLM Corp., Series MTN 6.250%, 01/25/16	$1,300,000	$1,350,079
Washington Mutual Bank/Henderson NV 6.875%, 06/15/11 (c)	6,000,000	22,500
ZFS Finance USA Trust V 6.500%, 05/09/37 (144A) (a) (e)	630,000	630,000

		52,450,508

Diversified Telecommunication Services—4.1%
Avaya, Inc. 7.000%, 04/01/19 (144A) (a)	5,000,000	4,881,250
CenturyLink, Inc. 6.450%, 06/15/21	1,700,000	1,683,610
Series Q 6.150%, 09/15/19	6,000,000	5,980,346
Ceridian Corp. 11.250%, 11/15/15 (a)	3,825,000	3,844,125
Cogent Communications Group, Inc. 8.375%, 02/15/18 (144A)	1,790,000	1,843,700
CPI International Acquisition, Inc. 8.000%, 02/15/18 (144A)	2,000,000	1,885,000
Digicel Group, Ltd. 10.500%, 04/15/18 (144A)	2,500,000	2,800,000
GCI, Inc. 6.750%, 06/01/21 (144A)	1,550,000	1,553,875
Inmarsat Finance plc 7.375%, 12/01/17 (144A)	1,500,000	1,597,500
Level 3 Escrow, Inc. 8.125%, 07/01/19 (144A) (a)	1,550,000	1,561,625
NII Capital Corp. 10.000%, 08/15/16 (a)	2,500,000	2,912,500
8.875%, 12/15/19	2,500,000	2,771,875
Qtel International Finance, Ltd. 4.750%, 02/16/21 (144A)	1,350,000	1,323,000
Sprint Capital Corp. 6.900%, 05/01/19 (a)	9,000,000	9,315,000
Telefonica Emisiones SAU 7.045%, 06/20/36	2,000,000	2,122,326
Virgin Media Finance plc 9.500%, 08/15/16	1,750,000	1,984,063
8.375%, 10/15/19	2,000,000	2,230,000
Virgin Media Secured Finance plc 5.250%, 01/15/21 (144A)	550,000	586,804
Wind Acquisition Finance S.A. 11.750%, 07/15/17 (144A)	4,225,000	4,805,937
7.250%, 02/15/18 (144A) (a)	2,500,000	2,625,000

Security Description	Par Amount	Value

Diversified Telecommunication Services—(Continued)
Windstream Corp. 7.000%, 03/15/19 (a)	$6,000,000	$6,090,000
7.750%, 10/01/21 (a)	2,500,000	2,625,000

		67,022,536

Electric Utilities—1.5%
Black Hills Corp. 5.875%, 07/15/20 (a)	2,000,000	2,113,490
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	5,000,000	5,180,980
Edison Mission Energy 7.000%, 05/15/17	2,825,000	2,302,375
Mirant Americas Generation LLC 9.125%, 05/01/31	3,000,000	3,030,000
Nisource Finance Corp. 6.150%, 03/01/13	2,180,000	2,345,937
Northern States Power/Minnesota 5.250%, 03/01/18	2,000,000	2,229,522
Peco Energy Co. 5.350%, 03/01/18 (a)	3,125,000	3,488,303
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 10.250%, 11/01/15	2,000,000	1,220,000
11.500%, 10/01/20 (144A)	2,250,000	2,227,500

		24,138,107

Electrical Equipment—0.8%
Belden, Inc. 7.000%, 03/15/17	4,250,000	4,377,500
9.250%, 06/15/19	2,300,000	2,570,250
Emerson Electric Co. 5.250%, 10/15/18 (a)	3,500,000	3,917,582
Roper Industries, Inc. 6.250%, 09/01/19	2,175,000	2,466,652

		13,331,984

Electronic Equipment, Instruments & Components—0.1%
NXP B.V./NXP Funding LLC 9.750%, 08/01/18 (144A)	1,825,000	2,053,125

Energy Equipment & Services—1.6%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	2,219,433	2,362,127
Basic Energy Services, Inc. 7.750%, 02/15/19 (144A)	2,750,000	2,770,625

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Energy Equipment & Services—(Continued)
Cameron International Corp. 6.375%, 07/15/18 (a)	$1,920,000	$2,196,470
Complete Production Services, Inc. 8.000%, 12/15/16	3,000,000	3,150,000
Dresser-Rand Group, Inc. 6.500%, 05/01/21 (144A)	3,500,000	3,535,000
Murray Energy Corp. 10.250%, 10/15/15 (144A)	1,750,000	1,846,250
Oil States International, Inc. 6.500%, 06/01/19 (144A)	3,175,000	3,198,813
SEACOR Holdings, Inc. 7.375%, 10/01/19	4,150,000	4,563,016
SESI LLC 6.375%, 05/01/19 (144A)	1,750,000	1,736,875
Unit Corp. 6.625%, 05/15/21	550,000	549,829

		25,909,005

Entertainment & Leisure—1.1%
Downstream Development Authority 12.000%, 10/15/15 (144A)	1,750,000	1,955,625
Mohegan Tribal Gaming Authority 11.500%, 11/01/17 (144A) (a)	4,000,000	4,140,000
MU Finance plc 8.375%, 02/01/17 (144A)	3,750,000	4,031,250
Universal City Development Partners 8.875%, 11/15/15	1,500,000	1,676,250
WMG Acquisition Corp. 9.500%, 06/15/16	6,000,000	6,360,000

		18,163,125

Food & Staples Retailing—0.8%
Ingles Markets, Inc. 8.875%, 05/15/17	3,000,000	3,225,000
Rite Aid Corp. 9.375%, 12/15/15 (a)	2,000,000	1,875,000
10.250%, 10/15/19 (a)	1,500,000	1,657,500
Stater Bros. Holdings, Inc. 7.375%, 11/15/18 (144A) (a)	2,000,000	2,085,000
SUPERVALU, Inc. 7.500%, 11/15/14 (a)	3,600,000	3,618,000

		12,460,500

Food Products—0.9%
Blue Merger Sub, Inc. 7.625%, 02/15/19	1,000,000	1,015,000

Security Description	Par Amount	Value

Food Products—(Continued)
Dole Food Co., Inc. 8.750%, 07/15/13 (a)	$7,000,000	$7,647,500
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 9.250%, 04/01/15	1,000,000	1,042,500
Viterra, Inc. 5.950%, 08/01/20 (144A)	4,250,000	4,190,167

		13,895,167

Gas Utilities—0.8%
Ferrellgas LP 6.500%, 05/01/21	1,750,000	1,653,750
National Fuel Gas Co. 6.500%, 04/15/18	7,200,000	8,061,480
8.750%, 05/01/19	1,750,000	2,190,948
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, 03/15/20	1,000,000	1,045,000

		12,951,178

Health Care Equipment & Supplies—1.0%
Bausch & Lomb, Inc. 9.875%, 11/01/15	5,000,000	5,325,000
Biomet, Inc. 10.000%, 10/15/17	5,000,000	5,475,000
Giant Funding Corp. 8.250%, 02/01/18 (144A)	1,500,000	1,541,250
VWR Funding, Inc., Series B 10.250%, 07/15/15 (f)	3,000,000	3,150,000

		15,491,250

Health Care Providers & Services—3.1%
Capella Healthcare, Inc. 9.250%, 07/01/17 (144A)	2,000,000	2,120,000
Centene Corp. 5.750%, 06/01/17	3,100,000	3,022,500
Community Health Systems, Inc. 8.875%, 07/15/15	10,350,000	10,686,375
HCA Holdings, Inc. 9.875%, 02/15/17	764,000	853,770
7.875%, 02/15/20	2,100,000	2,289,000
7.750%, 05/15/21 (144A) (a)	5,500,000	5,733,750
HealthSouth Corp. 8.125%, 02/15/20	4,000,000	4,315,000

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Health Care Providers & Services—(Continued)
inVentiv Health, Inc. 10.000%, 08/15/18 (144A)	$700,000	$665,000
Kindred Healthcare, Inc. 8.250%, 06/01/19 (144A)	1,250,000	1,250,000
Select Medical Corp. 7.625%, 02/01/15 (a)	3,000,000	2,985,000
Tenet Healthcare Corp. 9.250%, 02/01/15 (a)	2,500,000	2,746,875
8.875%, 07/01/19	1,250,000	1,385,938
United Surgical Partners International, Inc. 8.875%, 05/01/17 (a)	5,000,000	5,250,000
UnitedHealth Group, Inc. 4.875%, 04/01/13	2,269,000	2,406,778
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.000%, 02/01/18	5,000,000	5,187,500

		50,897,486

Hotels, Restaurants & Leisure—4.7%
Ameristar Casinos, Inc. 7.500%, 04/15/21 (144A)	1,375,000	1,424,844
Boyd Gaming Corp. 7.125%, 02/01/16 (a)	3,500,000	3,246,250
Caesars Entertainment Operating Co., Inc. 5.625%, 06/01/15 (a)	3,500,000	2,843,750
12.750%, 04/15/18	5,250,000	5,263,125
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 01/15/16 (144A) (a)	2,000,000	2,065,000
10.750%, 01/15/17 (144A) (a) (f)	1,000,000	1,083,750
DineEquity, Inc. 9.500%, 10/30/18 (144A) (a)	4,500,000	4,905,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 07/01/19	2,350,000	2,350,000
Gaylord Entertainment Co. 6.750%, 11/15/14 (a)	1,000,000	1,017,500
Great Canadian Gaming Corp. 7.250%, 02/15/15 (144A)	4,600,000	4,726,500
Hyatt Hotels Corp. 5.750%, 08/15/15 (144A)	3,000,000	3,157,110
Isle of Capri Casinos, Inc. 7.000%, 03/01/14 (a)	4,000,000	3,985,000

Security Description	Par Amount	Value

Hotels, Restaurants & Leisure—(Continued)
Marina District Finance Co., Inc. 9.875%, 08/15/18 (a)	$3,500,000	$3,648,750
McDonald’s Corp. 5.000%, 02/01/19 (a)	3,000,000	3,339,261
MCE Finance, Ltd. 10.250%, 05/15/18	2,500,000	2,796,875
MGM Resorts International 6.625%, 07/15/15 (a)	3,000,000	2,827,500
Midwest Gaming Borrower LLC/Midwest Finance Corp. 11.625%, 04/15/16 (144A) (a)	1,500,000	1,590,000
NCL Corp., Ltd. 9.500%, 11/15/18 (144A)	1,000,000	1,062,500
Rare Restaurant Group LLC/RRG Finance Corp. 9.250%, 05/15/14 (144A)	2,000,000	1,670,000
River Rock Entertainment Authority 9.750%, 11/01/11 (a)	4,850,000	4,328,625
Snoqualmie Entertainment Authority 9.125%, 02/01/15 (144A)	3,500,000	3,438,750
Speedway Motorsports, Inc. 8.750%, 06/01/16	2,500,000	2,709,375
Station Casinos, Inc. 6.500%, 02/01/14 (c)	4,500,000	450
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 04/15/16 (144A)	3,750,000	3,843,750
Wendy’s/Arby’s Restaurants LLC 10.000%, 07/15/16	3,000,000	3,337,500
Wyndham Worldwide Corp. 5.750%, 02/01/18	1,250,000	1,292,496
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, 11/01/17 (a)	2,750,000	3,007,812
7.750%, 08/15/20 (a)	1,300,000	1,418,625

		76,380,098

Household Durables—1.1%
American Standard Americas 10.750%, 01/15/16 (144A)	3,000,000	2,898,750
Diversey, Inc. 8.250%, 11/15/19	2,500,000	2,943,750
K. Hovnanian Enterprises, Inc. 10.625%, 10/15/16 (a)	2,050,000	2,055,125

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Household Durables—(Continued)
KB Home 9.100%, 09/15/17 (a)	$3,000,000	$3,052,500
Lennar Corp., Series B 12.250%, 06/01/17 (a)	2,600,000	3,191,500
Whirlpool Corp. 8.600%, 05/01/14	3,177,000	3,704,535

		17,846,160

Independent Power Producers & Energy Traders—0.8%
AES Corp. (The) 8.000%, 10/15/17	4,500,000	4,792,500
7.375%, 07/01/21 (144A) (a)	2,000,000	2,032,500
PSEG Power LLC 5.320%, 09/15/16 (a)	5,000,000	5,517,685

		12,342,685

Insurance—1.2%
AXA S.A. 6.379%, 12/29/49 (144A) (e)	2,325,000	2,057,625
Fidelity National Financial, Inc. 6.600%, 05/15/17	3,700,000	3,910,256
Genworth Financial, Inc. 7.625%, 09/24/21	4,350,000	4,408,325
HUB International Holdings, Inc. 9.000%, 12/15/14 (144A)	2,000,000	2,050,000
Liberty Mutual Group, Inc. 10.750%, 06/15/58 (144A) (e)	3,150,000	4,213,125
USI Holdings Corp. 4.136%, 11/15/14 (144A) (e)	3,950,000	3,693,250

		20,332,581

Internet & Catalog Retail—0.2%
Expedia, Inc. 8.500%, 07/01/16 (a)	2,695,000	2,951,025

Internet Software & Services—0.1%
Equinix, Inc. 8.125%, 03/01/18	2,000,000	2,187,500

Investment Companies—0.2%
Constellation Enterprises LLC 10.625%, 02/01/16 (144A)	3,325,000	3,412,281

IT Services—0.2%
Fidelity National Information Services, Inc. 7.625%, 07/15/17	1,150,000	1,226,188

Security Description	Par Amount	Value

IT Services—(Continued)
ManTech International Corp. 7.250%, 04/15/18	$2,000,000	$2,100,000

		3,326,188

Life Sciences Tools & Services—0.2%
Bio-Rad Laboratories, Inc. 8.000%, 09/15/16	2,000,000	2,230,000
Life Technologies Corp. 6.000%, 03/01/20	1,250,000	1,358,516

		3,588,516

Machinery—2.5%
Actuant Corp. 6.875%, 06/15/17	2,000,000	2,055,000
Altra Holdings, Inc. 8.125%, 12/01/16	4,250,000	4,611,250
B-Corp. Merger Sub, Inc. 8.250%, 06/01/19 (144A)	875,000	868,438
Commercial Vehicle Group, Inc. 7.875%, 04/15/19 (144A)	6,000,000	6,030,000
Manitowoc Co., Inc. (The) 9.500%, 02/15/18 (a)	3,500,000	3,815,000
8.500%, 11/01/20 (a)	1,000,000	1,072,500
Mueller Water Products, Inc. 7.375%, 06/01/17 (a)	4,000,000	3,780,000
Navistar International Corp. 8.250%, 11/01/21	4,000,000	4,300,000
Oshkosh Corp. 8.500%, 03/01/20	1,625,000	1,767,187
SPX Corp. 6.875%, 09/01/17 (144A)	3,750,000	4,031,250
Thermadyne Holdings Corp. 9.000%, 12/15/17 (144A)	1,920,000	2,016,000
Timken Co. (The) 6.000%, 09/15/14	2,650,000	2,932,283
Valmont Industries, Inc. 6.625%, 04/20/20	3,500,000	3,838,686

		41,117,594

Manufacturing—0.7%
Amsted Industries, Inc. 8.125%, 03/15/18 (144A)	2,250,000	2,373,750
Park-Ohio Industries, Inc. 8.125%, 04/01/21 (144A) (a)	2,000,000	2,010,000
RBS Global, Inc./Rexnord Corp. 8.500%, 05/01/18 (a)	6,000,000	6,367,500

		10,751,250

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Marine—0.0%
CMA CGM 8.500%, 04/15/17 (144A)	$600,000	$507,000

Media—5.0%
Affinion Group, Inc. 11.500%, 10/15/15	3,000,000	3,112,500
Allbritton Communications Co. 8.000%, 05/15/18	1,500,000	1,533,750
AMC Networks, Inc. 7.750%, 07/15/21 (144A)	1,500,000	1,571,250
Bresnan Boradband Holdings LLC 8.000%, 12/15/18 (144A)	4,000,000	4,200,000
CCH II LLC/CCH II Capital Corp. 13.500%, 11/30/16 (a)	1,862,780	2,202,737
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000%, 01/15/19	1,000,000	1,035,000
8.125%, 04/30/20	3,000,000	3,255,000
Cinemark USA, Inc. 8.625%, 06/15/19	2,000,000	2,200,000
7.375%, 06/15/21 (144A)	375,000	374,063
Citadel Broadcasting Corp. 7.750%, 12/15/18 (144A)	2,000,000	2,150,000
Clear Channel Communications, Inc. 5.500%, 09/15/14 (a)	1,000,000	880,000
9.000%, 03/01/21 (144A)	2,675,000	2,574,687
Cumulus Media, Inc. 7.750%, 05/01/19 (144A) (a)	2,500,000	2,425,000
Discovery Communications LLC 5.625%, 08/15/19	2,325,000	2,573,638
DISH DBS Corp. 6.750%, 06/01/21 (144A)	4,000,000	4,120,000
EchoStar DBS Corp. 7.125%, 02/01/16	4,000,000	4,240,000
EH Holding Corp. 7.625%, 06/15/21 (144A)	3,950,000	4,048,750
Gray Television, Inc. 10.500%, 06/29/15 (a)	3,325,000	3,474,625
Interpublic Group of Cos., Inc. 6.250%, 11/15/14 (a)	2,000,000	2,225,000
10.000%, 07/15/17 (a)	1,400,000	1,662,500
Lamar Media Corp. 7.875%, 04/15/18 (a)	1,750,000	1,841,875
LIN Television Corp. 6.500%, 05/15/13 (a)	5,000,000	5,031,250
8.375%, 04/15/18	1,250,000	1,321,875

Security Description	Par Amount	Value

Media—(Continued)
Lions Gate Entertainment Corp. 10.250%, 11/01/16 (144A)	$3,100,000	$3,169,750
Mediacom Broadband LLC 8.500%, 10/15/15 (a)	2,250,000	2,317,500
Mediacom LLC/Mediacom Capital Corp. 9.125%, 08/15/19 (a)	6,350,000	6,731,000
Ono Finance II plc 10.875%, 07/15/19 (144A) (a)	1,750,000	1,844,819
ProQuest LLC 9.000%, 10/15/18 (144A)	3,000,000	3,090,000
Salem Communications Corp. 9.625%, 12/15/16	889,000	941,229
Sinclair Television Group, Inc. 9.250%, 11/01/17 (144A)	1,000,000	1,102,500
Time Warner Cable, Inc. 4.125%, 02/15/21	2,500,000	2,421,160
Univision Communications, Inc. 8.500%, 05/15/21 (144A) (a)	1,000,000	982,500

		80,653,958

Metals & Mining—3.8%
Algoma Acquisition Corp. 9.875%, 06/15/15 (144A) (a)	4,000,000	3,740,000
Allegheny Ludlum Corp. 6.950%, 12/15/25	3,700,000	4,080,401
Anglo American Capital plc 9.375%, 04/08/14 (144A) (a)	2,000,000	2,392,524
Arch Coal, Inc. 8.750%, 08/01/16	1,750,000	1,907,500
Atkore International, Inc. 9.875%, 01/01/18 (144A)	4,000,000	4,220,000
Cliffs Natural Resources, Inc. 5.900%, 03/15/20	3,500,000	3,795,806
Essar Steel Algoma, Inc. 9.375%, 03/15/15 (144A)	1,400,000	1,400,000
FMG Resources Pty, Ltd. 7.000%, 11/01/15 (144A)	4,000,000	4,100,000
Foundation Pennsylvania Coal Co. 7.250%, 08/01/14	5,000,000	5,100,000
Freeport McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	7,000,000	7,656,264
Gold Fields Orogen Holding BVI, Ltd. 4.875%, 10/07/20 (144A)	3,400,000	3,215,856
JMC Steel Group 8.250%, 03/15/18 (144A)	2,000,000	2,040,000

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Metals & Mining—(Continued)
Mirabela Nickel, Ltd. 8.750%, 04/15/18 (144A) (a)	$4,000,000	$4,000,000
Noranda Aluminium Acquisition Corp. 4.417%, 05/15/15 (e) (f)	3,077,892	2,931,692
Novelis, Inc. 8.750%, 12/15/20 (a)	1,500,000	1,627,500
Peabody Energy Corp. 7.375%, 11/01/16 (a)	2,750,000	3,121,250
Quadra FNX Mining, Ltd. 7.750%, 06/15/19 (144A)	4,150,000	4,212,250
Steel Dynamics, Inc. 7.625%, 03/15/20 (a)	1,500,000	1,593,750
Thompson Creek Metals Co., Inc. 7.375%, 06/01/18 (144A)	1,050,000	1,034,250

		62,169,043

Multiline Retail—0.8%
JC Penney Corp., Inc. 7.950%, 04/01/17 (a)	1,250,000	1,414,062
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	4,000,000	4,510,252
6.375%, 03/15/37 (a)	1,250,000	1,305,569
QVC, Inc. 7.125%, 04/15/17 (144A)	2,500,000	2,643,750
7.375%, 10/15/20 (144A)	2,500,000	2,643,750

		12,517,383

Oil, Gas & Consumable Fuels—11.9%
Alon Refining Krotz Springs, Inc. 13.500%, 10/15/14 (a)	1,300,000	1,365,000
Arch Coal, Inc. 7.250%, 06/15/21 (144A)	4,000,000	4,040,000
Berry Petroleum Co. 6.750%, 11/01/20 (a)	5,000,000	5,037,500
Brigham Exploration Co. 6.875%, 06/01/19 (144A) (a)	1,000,000	997,500
Series 1 8.750%, 10/01/18 (a)	2,300,000	2,518,500
Chaparral Energy, Inc. 8.250%, 09/01/21	5,000,000	5,062,500
Chesapeake Energy Corp. 6.625%, 08/15/20	3,328,000	3,519,360
Cimarex Energy Co. 7.125%, 05/01/17	6,000,000	6,330,000
Colorado Interstate Gas Co. 6.800%, 11/15/15 (a)	2,107,000	2,464,075

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels—(Continued)
Concho Resources, Inc. 8.625%, 10/01/17	$1,250,000	$1,368,750
7.000%, 01/15/21 (a)	5,175,000	5,369,063
CONSOL Energy, Inc. 8.250%, 04/01/20	3,500,000	3,832,500
6.375%, 03/01/21 (144A)	2,500,000	2,500,000
Continental Resources, Inc. 8.250%, 10/01/19	6,500,000	7,133,750
7.375%, 10/01/20	1,750,000	1,868,125
Dynegy Holdings, Inc. 8.375%, 05/01/16 (a)	5,000,000	4,025,000
7.750%, 06/01/19 (a)	2,000,000	1,465,000
El Paso Corp. 7.000%, 06/15/17	7,000,000	7,954,625
6.500%, 09/15/20	3,200,000	3,514,653
El Paso Pipeline Partners Operating Co. LLC 6.500%, 04/01/20	3,400,000	3,823,127
Energy XXI Gulf Coast, Inc. 7.750%, 06/15/19 (a)	2,450,000	2,443,875
Forest Oil Corp. 8.500%, 02/15/14	1,500,000	1,635,000
7.250%, 06/15/19 (a)	6,000,000	6,150,000
IFM US Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A)	4,900,000	5,178,810
James River Escrow, Inc. 7.875%, 04/01/19 (144A)	4,500,000	4,477,500
Kerr-McGee Corp. 6.950%, 07/01/24	6,850,000	7,822,864
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	3,000,000	3,135,000
Linn Energy LLC/Linn Energy Finance Corp. 7.750%, 02/01/21 (144A)	4,000,000	4,180,000
Lukoil International Finance BV 6.656%, 06/07/22 (144A) (a)	4,750,000	5,029,063
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 8.750%, 04/15/18	4,400,000	4,818,000
6.750%, 11/01/20	3,000,000	3,075,000
MEG Energy Corp. 6.500%, 03/15/21 (144A)	3,675,000	3,707,156
Nabors Industries, Inc. 6.150%, 02/15/18	4,000,000	4,428,088
Newfield Exploration Co. 7.125%, 05/15/18	3,000,000	3,195,000

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels—(Continued)
Northwest Pipeline Corp. 6.050%, 06/15/18	$900,000	$1,020,579
Oasis Petroleum, Inc. 7.250%, 02/01/19 (144A)	6,000,000	5,910,000
OGX Petroleo e Gas Participacoes S.A. 8.500%, 06/01/18 (144A)	8,325,000	8,603,887
Pan American Energy LLC 7.875%, 05/07/21 (144A)	3,000,000	3,195,000
Panhandle Eastern Pipeline Co. 7.000%, 06/15/18	1,850,000	2,179,402
Patriot Coal Corp. 8.250%, 04/30/18	2,500,000	2,603,125
Penn Virginia Corp. 7.250%, 04/15/19 (a)	1,500,000	1,453,125
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. 8.250%, 04/15/18	4,000,000	4,150,000
Pioneer Natural Resources Co., Series A 7.200%, 01/15/28	1,510,000	1,589,335
QEP Resources, Inc. 6.800%, 03/01/20	1,450,000	1,523,872
6.875%, 03/01/21	1,750,000	1,855,000
Quicksilver Resources, Inc. 8.250%, 08/01/15 (a)	3,000,000	3,176,250
Range Resources Corp. 7.250%, 05/01/18	1,500,000	1,597,500
8.000%, 05/15/19	3,000,000	3,270,000
SandRidge Energy, Inc. 7.500%, 03/15/21 (144A)	3,300,000	3,345,375
SM Energy Co. 6.625%, 02/15/19 (144A)	4,500,000	4,522,500
Tennessee Gas Pipeline Co. 7.500%, 04/01/17	3,500,000	4,245,780
Tesoro Corp. 9.750%, 06/01/19 (a)	1,000,000	1,122,500
W&T Offshore, Inc. 8.500%, 06/15/19 (144A)	1,500,000	1,518,750
Whiting Petroleum Corp. 6.500%, 10/01/18	3,000,000	3,071,250

		193,417,614

Paper & Forest Products—0.7%
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, 11/01/17 (a)	1,500,000	1,638,750

Security Description	Par Amount	Value

Paper & Forest Products—(Continued)
Georgia-Pacific LLC 8.250%, 05/01/16 (144A)	$2,000,000	$2,268,088
5.400%, 11/01/20 (144A)	1,250,000	1,276,236
Graham Packaging Co. LP/GPC Capital Corp. I 8.250%, 01/01/17	1,000,000	1,120,000
8.250%, 10/01/18	1,500,000	1,676,250
Millar Western Forest Products, Ltd. 8.500%, 04/01/21 (144A) (a)	2,000,000	1,810,000
NewPage Corp. 11.375%, 12/31/14 (a)	1,500,000	1,406,250

		11,195,574

Personal Products—0.5%
Elizabeth Arden, Inc. 7.375%, 03/15/21	5,500,000	5,754,375
Mead Johnson Nutrition Co. 4.900%, 11/01/19	2,000,000	2,114,016

		7,868,391

Pharmaceuticals—1.2%
Axcan Intermediate Holdings, Inc. 12.750%, 03/01/16	2,000,000	2,177,500
Mylan, Inc. 7.875%, 07/15/20 (144A) (a)	1,000,000	1,102,500
Novartis Securities Investment, Ltd. 5.125%, 02/10/19	2,450,000	2,724,983
STHI Holding Corp. 8.000%, 03/15/18 (144A)	3,500,000	3,570,000
Valeant Pharmaceuticals International 6.750%, 08/15/21 (144A)	2,750,000	2,626,250
Warner Chilcott Co. LLC 7.750%, 09/15/18 (144A)	7,300,000	7,400,375

		19,601,608

Professional Services—0.1%
FTI Consulting, Inc. 6.750%, 10/01/20	1,000,000	1,015,000

Real Estate Investment Trusts—1.2%
Developers Diversified Realty Corp. 7.875%, 09/01/20	2,625,000	3,014,768
DuPont Fabros Technology LP 8.500%, 12/15/17	2,000,000	2,195,000
Health Care REIT, Inc. 6.125%, 04/15/20	2,000,000	2,145,874

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Real Estate Investment Trusts—(Continued)
Host Marriott LP 6.375%, 03/15/15	$3,000,000	$3,075,000
Kilroy Realty Corp. 5.000%, 11/03/15	2,000,000	2,086,512
Omega Healthcare Investors, Inc. 6.750%, 10/15/22	1,675,000	1,660,344
Prologis LP 5.625%, 11/15/16	1,129,000	1,200,626
6.875%, 03/15/20 (a)	4,000,000	4,424,156
Ventas, Inc. 3.125%, 11/30/15	900,000	892,051

		20,694,331

Semiconductors & Semiconductor Equipment—0.9%
Advanced Micro Devices, Inc. 8.125%, 12/15/17 (a)	2,000,000	2,100,000
7.750%, 08/01/20 (a)	2,500,000	2,587,500
Freescale Semiconductor, Inc. 9.250%, 04/15/18 (144A)	1,000,000	1,085,000
10.750%, 08/01/20 (144A) (a)	3,500,000	3,972,500
KLA-Tencor Corp. 6.900%, 05/01/18	2,675,000	3,025,898
Sensata Technologies BV 6.500%, 05/15/19 (144A) (a)	1,500,000	1,503,750

		14,274,648

Software — 0.7%
First Data Corp. 8.250%, 01/15/21 (144A) (a)	4,000,000	3,940,000
12.625%, 01/15/21 (144A)	1,000,000	1,075,000
Open Solutions, Inc. 9.750%, 02/01/15 (144A)	3,500,000	2,117,500
Vangent, Inc. 9.625%, 02/15/15	4,000,000	4,060,000

		11,192,500

Specialty Retail — 1.5%
Brookstone, Inc. 13.000%, 10/15/14 (144A)	3,089,000	2,633,372
Inergy LP/Inergy Finance Corp. 8.750%, 03/01/15 (a)	227,000	242,890
6.875%, 08/01/21 (144A)	4,000,000	4,005,000
J. Crew Group, Inc. 8.125%, 03/01/19 (144A) (a)	3,000,000	2,902,500

Security Description	Par Amount	Value

Specialty Retail —(Continued)
Limited Brands, Inc. 8.500%, 06/15/19	$1,250,000	$1,431,250
7.000%, 05/01/20	3,000,000	3,172,500
7.600%, 07/15/37 (a)	1,000,000	985,000
PETCO Animal Supplies, Inc. 9.250%, 12/01/18 (144A) (a)	2,500,000	2,668,750
Toys “R” Us Property Co. I LLC 10.750%, 07/15/17	3,900,000	4,358,250
Toys “R” Us Property Co. II LLC 8.500%, 12/01/17 (a)	1,550,000	1,627,500

		24,027,012

Textiles, Apparel & Luxury Goods—0.8%
Brown Shoe Co., Inc. 7.125%, 05/15/19 (144A) (a)	3,500,000	3,360,000
Hanesbrands, Inc. 6.375%, 12/15/20	1,500,000	1,462,500
Levi Strauss & Co. 8.875%, 04/01/16 (a)	2,200,000	2,293,500
7.625%, 05/15/20 (a)	1,000,000	1,005,000
Perry Ellis International, Inc. 7.875%, 04/01/19	1,800,000	1,867,500
Polymer Group, Inc. 7.750%, 02/01/19 (144A)	3,500,000	3,526,250

		13,514,750

Thrifts & Mortgage Finance—0.3%
Odebrecht Finance, Ltd. 6.000%, 04/05/23 (144A) (a)	1,300,000	1,298,375
Provident Funding Associates 10.250%, 04/15/17 (144A)	2,500,000	2,756,250

		4,054,625

Trading Companies & Distributors—0.2%
Interline Brands, Inc. 7.000%, 11/15/18	3,000,000	3,052,500

Transportation—0.6%
Commercial Barge Line Co. 12.500%, 07/15/17	2,075,000	2,339,563
Florida East Coast Railway Corp. 8.125%, 02/01/17 (144A)	5,500,000	5,706,250
Travelport LLC 9.875%, 09/01/14 (a)	1,500,000	1,387,500
9.000%, 03/01/16 (a)	1,250,000	1,121,875

		10,555,188

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Utilities—0.2%
Coso Geothermal Power Holdings 7.000%, 07/15/26 (144A)	$3,410,833	$2,841,336

Wireless Telecommunication Services—3.2%
Buccaneer Merger Sub, Inc. 9.125%, 01/15/19 (144A)	3,600,000	3,744,000
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.750%, 05/01/17 (144A)	4,500,000	4,893,750
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000%, 12/01/17 (144A) (a)	4,500,000	4,725,000
Cricket Communications, Inc. 7.750%, 10/15/20 (144A)	875,000	859,688
Intelsat Jackson Holdings S.A. 7.500%, 04/01/21 (144A) (a)	4,500,000	4,483,125
Intelsat Luxembourg S.A. 7.284%/11.250% , 02/04/17	6,500,000	6,995,625
iPCS, Inc. 3.523%, 05/01/14 (a) (e) (f)	4,142,777	3,987,423
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (a)	3,500,000	3,723,125
6.625%, 11/15/20 (a)	5,000,000	4,962,500
SBA Telecommunications, Inc. 8.250%, 08/15/19	3,000,000	3,225,000
Sprint Nextel Corp. 8.375%, 08/15/17	3,500,000	3,863,125
Telemar Norte Leste S.A. 5.500%, 10/23/20 (144A)	2,095,000	2,057,046
Telemovil Finance Co., Ltd. 8.000%, 10/01/17 (144A) (a)	2,700,000	2,866,815
Vimpel-Communications 7.748%, 02/02/21	2,125,000	2,199,374

		52,585,596

Total Domestic Bonds & Debt Securities (Cost $1,325,548,634)		1,370,859,519

Convertible Bonds—8.7%

Airlines—0.1%
AMR Corp. 6.250%, 10/15/14 (a)	1,400,000	1,365,000

Automobiles—0.2%
Ford Motor Co. 4.250%, 11/15/16	2,000,000	3,438,400

Security Description	Par Amount	Value

Beverages—0.3%
Central European Distribution Corp. 3.000%, 03/15/13 (a)	$2,175,000	$1,794,375
Molson Coors Brewing Co. 2.500%, 07/30/13 (a)	3,000,000	3,307,500

		5,101,875

Biotechnology—1.3%
BioMarin Pharmaceutical, Inc. 2.500%, 03/29/13	3,500,000	5,971,875
Decode Genetics, Inc. 3.500%, 04/15/11 (c)	1,666,000	10,412
Gilead Sciences, Inc. 0.625%, 05/01/13 (a)	3,700,000	4,407,625
Human Genome Sciences, Inc. 2.250%, 10/15/11	3,100,000	4,898,000
2.250%, 08/15/12	700,000	1,022,000
Incyte Corp., Ltd. 4.750%, 10/01/15	800,000	1,845,000
Vertex Pharmaceuticals, Inc. 3.350%, 10/01/15	2,300,000	2,906,625

		21,061,537

Computers & Peripherals—0.6%
EMC Corp. Series B 1.750%, 12/01/13	3,000,000	5,272,500
NetApp, Inc. 1.750%, 06/01/13	1,825,000	3,118,469
SanDisk Corp. 1.500%, 08/15/17 (a)	2,000,000	2,125,000

		10,515,969

Diversified Financial Services—0.2%
Ingersoll-Rand Co., Ltd.—Class A 4.500%, 04/15/12	1,000,000	2,547,250

Electrical Equipment—0.7%
A123 Systems, Inc. 3.750%, 04/15/16	3,125,000	2,842,447
Roper Industries, Inc. 0.000%, 01/15/34 (g)	8,000,000	8,300,000

		11,142,447

Electronic Equipment, Instruments & Components—0.0%
Itron, Inc. 2.500%, 08/01/26	450,000	453,375

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Par Amount	Value

Food Products—0.2%
Archer-Daniels-Midland Co. 0.875%, 02/15/14 (a)	$3,000,000	$3,180,000

Health Care Equipment & Supplies—0.2%
NuVasive, Inc. 2.250%, 03/15/13	2,500,000	2,615,625
2.750%, 07/01/17	750,000	760,905

		3,376,530

Health Care Providers & Services—0.1%
Five Star Quality Care, Inc. 3.750%, 10/15/26	1,500,000	1,425,000

Internet Software & Services—0.2%
Digital River, Inc. 2.000%, 11/01/30 (144A)	2,500,000	2,512,500

IT Services—0.3%
Alliance Data Systems Corp. 1.750%, 08/01/13	2,500,000	3,184,375
CACI International, Inc. 2.125%, 05/01/14	1,500,000	1,899,375

		5,083,750

Machinery—0.7%
Actuant Corp. 2.672%, 11/15/23	1,400,000	1,925,000
Altra Holdings, Inc. 2.750%, 03/01/31 (144A)	1,800,000	1,955,250
ArvinMeritor, Inc. 4.625%/0.000%, 03/01/26 (g)	2,225,000	2,439,156
Danaher Corp. 0.634%, 01/22/21 (h)	2,500,000	3,859,375
Greenbrier Cos., Inc. (The) 3.500%, 04/01/18 (144A)	975,000	883,545

		11,062,326

Media—0.3%
Interpublic Group of Cos., Inc. 4.250%, 03/15/23 (a)	2,500,000	2,871,875
Liberty Media Corp. 3.250%, 03/15/31	2,000,000	1,725,000

		4,596,875

Metals & Mining—0.3%
Molycorp, Inc. 3.250%, 06/15/16 (144A) (a)	330,000	388,707

Security Description	Par Amount	Value

Metals & Mining—(Continued)
Newmont Mining Corp., Series A 1.250%, 07/15/14 (a)	$3,900,000	$5,099,250

		5,487,957

Pharmaceuticals—0.6%
Alza Corp. 0.619%, 07/28/20 (h)	5,000,000	4,731,250
Salix Pharmaceuticals, Ltd. 2.750%, 05/15/15 (a)	725,000	839,289
Teva Pharmaceutical Finance Co. LLC, Series C 0.250%, 02/01/26 (a)	3,750,000	4,204,688

		9,775,227

Professional Services—0.4%
FTI Consulting, Inc. 3.750%, 07/15/12	2,000,000	2,540,000
Omnicom Group, Inc. 0.000%, 07/01/38 (a) (h)	3,000,000	3,318,750

		5,858,750

Real Estate Investment Trusts—0.2%
Prologis LP 3.250%, 03/15/15	2,700,000	3,121,200

Semiconductors & Semiconductor Equipment—0.2%
Xilinx, Inc. 2.625%, 06/15/17 (a)	2,800,000	3,741,500

Software—1.0%
BroadSoft, Inc. 1.500%, 07/01/18 (144A)	925,000	1,008,527
Concur Technologies, Inc. 2.500%, 04/15/15 (144A)	3,600,000	4,162,860
Nuance Communications, Inc. 2.750%, 08/15/27 (a)	5,000,000	6,575,000
Symantec Corp. 1.000%, 06/15/13 (a)	3,000,000	3,667,020

		15,413,407

Textiles, Apparel & Luxury Goods—0.2%
Iconix Brand Group, Inc. 2.500%, 06/01/16 (144A)	3,750,000	3,960,938

Thrifts & Mortgage Finance—0.0%
Radian Group, Inc. 3.000%, 11/15/17	1,000,000	721,250

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Shares/Par Amount	Value

Wireless Telecommunication Services—0.4%
InterDigital, Inc. 2.500%, 03/15/16 (144A)	$1,500,000	$1,576,875
SBA Communications Corp. 4.000%, 10/01/14	4,000,000	5,642,400

		7,219,275

Total Convertible Bonds (Cost $132,567,980)		142,162,338

Convertible Preferred Stocks—2.4%

Auto Components—0.1%
Cooper-Standard Holding, Inc. 7.000%, due 12/31/49 (f)*	5,543	1,085,042

Automobiles—0.1%
General Motors Co., Series B 4.750%, due 12/01/13	30,000	1,463,850

Commercial Banks—0.3%
Fifth Third Bancorp, Series G 8.500%, due 12/31/49 (a)	30,000	4,243,800

Diversified Financial Services—0.5%
AMG Capital Trust I 5.100%, due 04/15/36	40,000	1,895,000
Citigroup, Inc. 7.500%, due 12/15/12	50,000	6,007,500

		7,902,500

Diversified Telecommunication Services—0.1%
Lucent Technologies Capital Trust I 7.750%, due 03/15/17	1,000	983,750

Electric Utilities—0.2%
PPL Corp. 8.750%, due 05/01/14*	34,000	1,866,940
PPL Corp. 9.500%, due 07/01/13 (a)	27,200	1,523,200

		3,390,140

Insurance—0.1%
Hartford Financial Services Group, Inc., Series F 7.250%, due 04/01/13 (a)	89,600	2,334,976

Convertible Preferred Stocks—(Continued)
Security Description	Shares/Par Amount	Value

Oil, Gas & Consumable Fuels—1.0%
Apache Corp., Series D 6.000%, due 08/01/13 (a)	$150,000	$9,888,000
Williams Holdings Cos., Inc. (The) 5.500%, due 06/01/33	50,000	6,940,625

		16,828,625

Professional Services—0.0%
Nielsen Holdings N.V. 6.250%, due 02/01/13	1,140,000	704,663

Total Convertible Preferred Stocks (Cost $32,137,895)		38,937,346

Common Stocks—1.7%

Auto Components—0.5%
Cooper-Standard Holding, Inc.	160,434	7,179,422
Cooper-Standard Holding, Inc.* (a)	27,799	1,278,754

		8,458,176

Chemicals—0.2%
LyondellBasell Industries N.V.—Class A (a)	105,000	4,044,600

Media—0.1%
Charter Communications, Inc.—Class A*	25,000	1,356,500

Metals & Mining—0.3%
Barrick Gold Corp.	100,000	4,529,000

Oil, Gas & Consumable Fuels—0.2%
El Paso Corp (a)	204,500	4,130,900

Paper & Forest Products—0.0%
PT Indah Kiat Pulp and Paper Corp.*	1,867,500	281,103

Pharmaceuticals—0.2%
Mylan, Inc.* (a)	100,000	2,467,000
Teva Pharmaceutical Industries, Ltd. (ADR)	7,020	338,504

		2,805,504

Software—0.2%
Informatica Corp.* (a)	50,000	2,921,500

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association* (a)	227,275	$75,228

Total Common Stocks (Cost $21,595,409)		28,602,511

Preferred Stocks—0.7%

Commercial Banks—0.6%
Fifth Third Capital Trust IV 6.500%, 04/15/37 (e)	4,200,000	4,158,000
US Bancorp, Series A 3.500%, 08/15/11 (a) (e)	2,305	1,936,200
Wachovia Capital Trust III 5.570%, 03/29/49 (a) (e)	3,143,000	2,887,632

		8,981,832

Diversified Financial Services—0.1%
JPMorgan Chase & Co., Series 1 7.900%, 04/29/49 (e)	1,650,000	1,778,279

Thrifts & Mortgage Finance—0.0%
Fannie Mae, Series S 8.250%, 12/31/15*	136,300	293,045

Total Preferred Stocks (Cost $11,742,555)		11,053,156

Municipals—0.2%

Metropolitan Government of Nashville & Davidson County, Convention Center Authority, Build America Bonds 6.731%, 07/01/43	$3,350,000	3,456,631

Total Municipals (Cost $3,403,215)		3,456,631

Foreign Bonds & Debt Securities—0.1%

Transportation—0.1%
Kansas City Southern de Mexico 6.125%, 06/15/21 (144A)	1,450,000	1,451,120

Total Foreign Bonds & Debt Securities—Emerging Markets (Cost $1,452,750)		1,451,120

Warrants—0.1%
Security Description	Shares/Par Amount	Value

Auto Components—0.1%
Cooper-Standard Holding, Inc., expires 11/27/17*	20,875	$511,946

Media—0.0%
Charter Communications, Inc., expires 11/30/14*	19,873	278,222
Ion Media Second Lien Warrants, expires 12/16/18*	395	113,562
Ion Media Unsecured Debt Warrant Restricted, expires 12/16/18*	390	73,125

		464,909

Total Warrants (Cost $2,463,611)		976,855

Short-Term Investments—18.9%

Mutual Funds—18.7%
State Street Navigator Securities Lending Prime Portfolio (i)	304,321,858	304,321,858

Repurchase Agreements—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $3,859,001 on 07/01/11 collateralized by $3,990,000 Federal Home Loan Bank at 4.250% due 02/26/29 with a value of $3,939,660.	$3,859,000	3,859,000

Total Short-Term Investments (Cost $308,180,858)		308,180,858

Total Investments—116.9% (Cost $1,839,092,907#)		1,905,680,334
Other Assets and Liabilities (net)—(16.9)%		(275,490,780)

Net Assets — 100.0%		$1,630,189,554

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,839,198,803. The aggregate unrealized appreciation and depreciation of investments were $109,854,956 and $ (43,267,529), respectively, resulting in net unrealized appreciation of $66,587,427 for federal income tax purposes.

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

(a)	All or a portion of the security was held on loan. As of June 30, 2011, the market value of securities loaned was $299,401,009 and the collateral received consisted of cash in the amount of $304,321,858. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(c)	Security is in default and/or issuer is in bankruptcy.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(h)	Zero coupon bond—Interest rate represents current yield to maturity.
(i)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $508,227,886, which was 31.2% of net assets.

See accompanying notes to financial statements.

20

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$1,370,859,519	$—	$1,370,859,519
Total Convertible Bonds*	—	142,162,338	—	142,162,338
Convertible Preferred Stocks
Auto Components	—	1,085,042	—	1,085,042
Automobiles	1,463,850	—	—	1,463,850
Commercial Banks	4,243,800	—	—	4,243,800
Diversified Financial Services	7,902,500	—	—	7,902,500
Diversified Telecommunication Services	983,750	—	—	983,750
Electric Utilities	3,390,140	—	—	3,390,140
Insurance	2,334,976	—	—	2,334,976
Oil, Gas & Consumable Fuels	16,828,625	—	—	16,828,625
Professional Services	—	704,663	—	704,663
Total Convertible Preferred Stocks	37,147,641	1,789,705	—	38,937,346
Common Stocks
Auto Components	—	8,458,176	—	8,458,176
Chemicals	4,044,600	—	—	4,044,600
Media	1,356,500	—	—	1,356,500
Metals & Mining	4,529,000	—	—	4,529,000
Oil, Gas & Consumable Fuels	4,130,900	—	—	4,130,900
Paper & Forest Products	—	281,103	—	281,103
Pharmaceuticals	2,805,504	—	—	2,805,504
Software	2,921,500	—	—	2,921,500
Thrifts & Mortgage Finance	75,228	—	—	75,228
Total Common Stocks	19,863,232	8,739,279	—	28,602,511
Preferred Stocks
Commercial Banks	1,936,200	7,045,632	—	8,981,832
Diversified Financial Services	—	1,778,279	—	1,778,279
Thrifts & Mortgage Finance	293,045	—	—	293,045
Total Preferred Stocks	2,229,245	8,823,911	—	11,053,156

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2		Level 3	Total
Municipals	$—		$3,456,631	$—	$3,456,631
Total Foreign Bonds & Debt Securities*	—		1,451,120	—	1,451,120
Warrants
Auto Components	—		511,946	—	511,946
Media	278,222		186,687	—	464,909
Total Warrants	278,222		698,633	—	976,855
Short-Term Investments
Mutual Funds	304,321,858		—	—	304,321,858
Repurchase Agreement	—		3,859,000	—	3,859,000
Total Short-Term Investments	304,321,858		3,859,000	—	308,180,858
Total Investments	$363,840,198		$1,541,840,136	$—	$1,905,680,334

Futures Contracts**
Futures Contracts Short Appreciation	$94,545		$—	$—	$94,545
Total Futures Contracts	$94,545	$		$—	$94,545

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a) (b)	$1,901,821,334
Repurchase Agreement	3,859,000
Cash (c)	3,160,036
Receivable for investments sold	4,148,903
Receivable for shares sold	292,575
Dividends receivable	122,620
Variation margin on financial futures contracts	49,500
Interest receivable	27,244,589

Total assets	1,940,698,557

Liabilities
Payables for:
Investments purchased	4,612,015
Shares redeemed	501,092
Collateral for securities loaned	304,321,858
Accrued Expenses:
Management fees	676,224
Distribution and service fees - Class B	171,929
Distribution and service fees - Class E	3,451
Administration fees	7,579
Custodian and accounting fees	27,320
Deferred trustees’ fees	20,516
Other expenses	167,019

Total liabilities	310,509,003

Net Assets	$1,630,189,554

Net Assets Represented by
Paid in surplus	$1,534,498,458
Accumulated net realized loss	(25,810,184)
Unrealized appreciation on investments and futures contracts	66,681,972
Undistributed net investment income	54,819,308

Net Assets	$1,630,189,554
Net Assets
Class A	$766,838,912
Class B	835,658,378
Class E	27,692,264
Capital Shares Outstanding*
Class A	59,888,028
Class B	65,807,662
Class E	2,176,229
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.80
Class B	12.70
Class E	12.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,835,233,907.
(b)	Includes securities loaned at value of $299,401,009.
(c)	Includes $105,600 of restricted cash pledged as collateral for open futures contracts.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$1,544,047
Interest (b)	61,132,822

Total investment income	62,676,869

Expenses
Management fees	4,721,845
Administration fees	48,242
Custodian and accounting fees	96,209
Distribution and service fees - Class B	1,031,412
Distribution and service fees - Class E	21,844
Audit and tax services	17,952
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	80,161
Insurance	7,943
Miscellaneous	9,417

Total expenses	6,071,694

Net investment income	56,605,175

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	67,089,767
Futures contracts	292,780

Net realized gain on investments and futures contracts	67,382,547

Net change in unrealized depreciation on:
Investments	(25,530,385)
Futures contracts	(622,036)

Net change in unrealized depreciation on investments and futures contracts	(26,152,421)

Net realized and unrealized gain on investments and futures contracts	41,230,126

Net Increase in Net Assets from Operations	$97,835,301

(a)	Net of foreign withholding taxes of $28,161.
(b)	Includes net income on securities loaned of $568,997.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$56,605,175	$117,167,585
Net realized gain on investments and futures contracts	67,382,547	36,428,690
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(26,152,421)	76,526,365

Net increase in net assets resulting from operations	97,835,301	230,122,640

Distributions to Shareholders
From net investment income
Class A	(73,366,357)	(67,467,681)
Class B	(48,276,914)	(47,579,027)
Class E	(1,697,716)	(2,023,797)

Net decrease in net assets resulting from distributions	(123,340,987)	(117,070,505)

Net increase (decrease) in net assets from capital share transactions	(342,527,188)	105,917,868

Net Increase in Net Assets	(368,032,874)	218,970,003
Net assets at beginning of period	1,998,222,428	1,779,252,425

Net assets at end of period	$1,630,189,554	$1,998,222,428

Undistributed net investment income at end of period	$54,819,308	$121,555,120

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	11,775,340	$153,388,926	14,513,188	$179,662,863
Reinvestments	5,736,228	73,366,357	5,575,841	67,467,681
Redemptions	(47,234,930)	(608,072,927)	(12,734,860)	(156,462,867)

Net increase (decrease)	(29,723,362)	$(381,317,644)	7,354,169	$90,667,677

Class B
Sales	4,052,620	$52,689,410	7,319,507	$90,352,722
Reinvestments	3,804,327	48,276,914	3,961,618	47,579,027
Redemptions	(4,618,880)	(60,120,710)	(9,671,822)	(118,319,919)

Net increase	3,238,067	$40,845,614	1,609,303	$19,611,830

Class E
Sales	182,871	$2,399,272	397,316	$4,944,660
Reinvestments	133,573	1,697,716	168,229	2,023,797
Redemptions	(470,173)	(6,152,146)	(924,389)	(11,330,096)

Net increase (decrease)	(153,729)	$(2,055,158)	(358,844)	$(4,361,639)

Increase (decrease) derived from capital shares transactions		$(342,527,188)		$105,917,868

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.98		$12.24	$9.72	$12.63	$12.51	$12.28

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.41		0.79	0.78	0.78	0.77	0.71
Net Realized and Unrealized Gain (Loss) on Investments	0.22		0.76	2.61	(3.00)	0.07	0.39

Total from Investment Operations	0.63		1.55	3.39	(2.22)	0.84	1.10

Less Distributions
Distributions from Net Investment Income	(0.81)		(0.81)	(0.87)	(0.51)	(0.70)	(0.87)
Distributions from Net Realized Capital Gains	—		—	—	(0.18)	(0.02)	—

Total Distributions	(0.81)		(0.81)	(0.87)	(0.69)	(0.72)	(0.87)

Net Asset Value, End of Period	$12.80		$12.98	$12.24	$9.72	$12.63	$12.51

Total Return (%)	4.83		13.18	37.12	(18.40)	6.85	9.35

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.53	*	0.53	0.55	0.53	0.54	N/A
Ratio of Net Expenses to Average Net Assets (%)(b)	0.53	*	0.53	0.55	0.53	0.53	0.56
Ratio of Net Investment Income to Average Net Assets (%)	6.32		6.40	7.21	6.84	6.11	5.85
Portfolio Turnover Rate (%)	25.3		42.0	39.4	24.8	36.0	36.7
Net Assets, End of Period (in millions)	$766.8		$1,163.2	$1,006.5	$933.7	$1,228.9	$1,059.0

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.87		$12.14	$9.65	$12.54	$12.43	$12.19

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.39		0.76	0.74	0.75	0.73	0.67
Net Realized and Unrealized Gain (Loss) on Investments	0.21		0.76	2.59	(2.97)	0.07	0.40

Total from Investment Operations	0.60		1.52	3.33	(2.22)	0.80	1.07

Less Distributions
Distributions from Net Investment Income	(0.77)		(0.79)	(0.84)	(0.49)	(0.67)	(0.83)
Distributions from Net Realized Capital Gains	—		—	—	(0.18)	(0.02)	—

Total Distributions	(0.77)		(0.79)	(0.84)	(0.67)	(0.69)	(0.83)

Net Asset Value, End of Period	$12.70		$12.87	$12.14	$9.65	$12.54	$12.43

Total Return (%)	4.71		12.97	36.77	(18.60)	6.55	9.15

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.78	*	0.78	0.80	0.78	0.78	N/A
Ratio of Net Expenses to Average Net Assets (%)(b)	0.78	*	0.78	0.80	0.78	0.78	0.81
Ratio of Net Investment Income to Average Net Assets (%)	6.11	*	6.16	6.93	6.57	5.85	5.59
Portfolio Turnover Rate (%)	25.3		42.0	39.4	24.8	36.0	36.7
Net Assets, End of Period (in millions)	$835.7		$805.0	$740.0	$533.6	$800.6	$765.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.89		$12.16	$9.67	$12.56	$12.44	$12.21

Income (Loss) from Investment Operations
Net Investment Income(a)	0.40		0.77	0.76	0.76	0.74	0.69
Net Realized and Unrealized Gain (Loss) on Investment	0.21		0.76	2.58	(2.97)	0.08	0.38

Total from Investment Operations	0.61		1.53	3.34	(2.21)	0.82	1.07

Less Distributions
Distributions from Net Investment Income	(0.78)		(0.80)	(0.85)	(0.50)	(0.68)	(0.84)
Distributions from Net Realized Capital Gains	—		—	—	(0.18)	(0.02)	—

Total Distributions	(0.78)		(0.80)	(0.85)	(0.68)	(0.70)	(0.84)

Net Asset Value, End of Period	$12.72		$12.89	$12.16	$9.67	$12.56	$12.44

Total Return (%)	4.77		13.03	36.87	(18.52)	6.73	9.18
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.68	*	0.68	0.70	0.68	0.68	N/A
Ratio of Net Expenses to Average Net Assets (%)(b)	0.68	*	0.68	0.70	0.68	0.68	0.71
Ratio of Net Investment Income to Average Net Assets (%)	6.20	*	6.26	7.03	6.66	5.95	5.69
Portfolio Turnover Rate (%)	25.3		42.0	39.4	24.8	36.0	36.7
Net Assets, End of Period (in millions)	$27.7		$30.0	$32.7	$23.8	$37.8	$37.1

*	Annualized
N/A	Not Applicable
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, defaulted bonds transactions, premium amortization adjustments, contingent payment debt instruments, ASC-860 (Lehman Brothers counterparty gain/loss) adjustment, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$4,721,845	0.60%	First $250 Million

	0.55%	$250 Million to $500 Million

	0.50%	$500 Million to $1 Billion

	0.45%	Over $1 Billion

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$463,116,544	$—	$828,405,543

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on futures contracts*	$94,545	Unrealized depreciation on futures contracts*	$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate

Futures contracts	$292,780

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Futures contracts	$(622,036)

For the six months ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional or Face Amounts(a)	Interest Rate Risk

Futures contracts short	(11,600,000)

(a)	Averages are based on activity levels during 2011.

6. Futures Contracts

The futures contracts outstanding as of June 30, 2011 and the description and unrealized appreciation were as follows:

Futures Contracts - Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation

U.S. Treasury Note 10 Year Futures	09/21/2011	(96)	$(11,838,045)	$(11,743,500)	$94,545

Net Unrealized Appreciation					$94,545

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the

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Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Market, Credit and Counterparty Risk - continued

counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$117,070,505	$129,004,955	$—	$—	$117,070,505	$129,004,955

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$123,208,430	$—	$89,014,564	$(91,009,910)	$121,213,084

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total
$10,656,554	$80,353,356	$91,009,910

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements. The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Lord Abbett Mid Cap Value Portfolio returned 8.28% and 8.10%, respectively, compared to its benchmark, the Russell Midcap Value Index1, which returned 6.69%.

Market Environment/Conditions

The first half of 2011 was marked by political unrest in the Middle East and Northern Africa, the earthquake and tsunami in Japan, sovereign debt difficulties in Europe, and a slowing rate of growth in the U.S. economy.

U.S. gross domestic product rose 1.9% (final estimate) in the first quarter, down from 3.1% in the previous quarter. Among the factors contributing most to first-quarter growth were stronger exports, additions to business inventories, and improved motor vehicle production. Slowing the rate of growth were imports, which rose during the first quarter, and a decline in spending by federal, state, and local governments.

Despite the economic sluggishness, inflation rose during the first quarter, mostly due to higher energy prices. During the quarter, gasoline prices rose more than 33% over year-earlier prices.

Some economic indicators suggested the sluggishness would continue. The Institute of Supply Management’s purchasing managers index, for example, declined significantly in May 2011, though it remained above the critical 50% threshold that indicates the manufacturing sector is expanding. Until May, the index had exceeded 60% for four straight months.

In the consumer sector, the housing market continued to struggle. Although sales of previously owned homes improved over the second half of 2010, prices through the first quarter of 2011 continued to fall. Retail sales rose, however, marking 10 straight monthly improvements through April 2011, but at least some of the increase was attributed to higher prices for food and energy.

Job creation was unsteady in the first half of 2011, but still improved from the second half of 2010. In the first quarter, the unemployment rate fell below 9% for the first time since mid-2009, but in the second quarter, it rose above 9% again.

The Federal Reserve continued its accommodative monetary policy, leaving the fed funds rate unchanged at 0% to 0.25%, where it has been since December 2008. The Fed continued the government bond-purchasing program known as “quantitative easing,” which is designed to lower longer-term interest rates and inject money into the financial system. The program ended on June 30, 2011.

Concerns about the health of the economic recovery led to higher prices and lower yields on Treasury notes through May 2011. Concerns about the European debt crisis also contributed to increased demand for Treasuries, which contributed to lower yields.

Portfolio Review/Current Positioning

For the six months ended June 30, 2011, the Portfolio outperformed the Russell Midcap Value Index.

During the six month period, positive stock selection within the Energy sector was the largest contributor. Shares of El Paso Corp., a natural gas producer and pipeline operator, rallied after the company said it would spin off its exploration and production business and retain its pipeline operations to become separate, publicly traded companies. EQT Corp. another natural gas company, experienced strong financial performance, buoyed by higher production at its Marcellus shale operations. The portfolio’s significant overweight within the strong performing Health Care sector, along with positive stock selection within materials, also helped performance. Within Materials, Temple-Inland Inc., a corrugated packaging company, rose after International Paper Co. offered to buy Temple at a premium.

The largest detractor during the six month period was poor stock selection within the Financials sector. PartnerRe Ltd., a Bermuda-based reinsurance company, suffered from increased expenses incurred due to the Japan earthquake. A significant underweight within Utilities, which was a relatively strong performing sector, along with poor stock selection, also detracted from performance. Shares of Questar Corp., a natural gas utility, were hurt by higher operating costs. In addition, a sector underweight, along with negative stock selection, within the Consumer Staples sector hurt the portfolio’s relative performance.

We continue to seek out high-quality companies with positive fundamentals and attractive valuations in this slowly recovering economic environment. Materials is now the portfolio’s largest overweight and we increased the portfolio’s overweight to Energy. Health Care also remains a large overweight, with a focus on companies that likely would benefit from health care reform. Financials is the largest underweight, although the portfolio is overweight the commercial banks and capital markets segments. The Utilities sector remains an underweight, and we have minimal representation in the consumer staples industry, as we continue to find better investment opportunities elsewhere.

Robert P. Fetch, Lead Portfolio Manager, Partner & Director of Domestic Portfolio Management

Jeff Diamond, Portfolio Manager

Lord, Abbett & Co. LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views

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Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary* (continued)

expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Interpublic Group of Cos., Inc. (The)	3.1
Mylan, Inc.	2.1
Omnicom Group, Inc.	2.1
Bunge, Ltd.	1.9
El Paso Corp.	1.9
Lazard, Ltd. - Class A	1.8
EQT Corp.	1.8
QEP Resources, Inc.	1.6
Pier 1 Imports, Inc.	1.5
Trinity Industries, Inc.	1.5

Top Sectors

% of Market Value of Total Investments
Industrials	18.6
Non-Cyclical	18.6
Financials	16.5
Energy	13.1
Basic Materials	10.7
Cyclical	7.4
Communications	6.7
Technology	4.2
Utilities	2.4
Cash & Equivalents	1.8

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Lord Abbett Mid Cap Value Portfolio

Lord Abbett Mid Cap Value Portfolio managed by

Lord, Abbett & Co. LLC vs. Russell Midcap Value Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year
Lord Abbett Mid Cap Value Portfolio—Class A	8.28%	39.50%	3.61%	6.92%
Class B	8.10%	39.10%	3.34%	6.65%
Russell Midcap Value Index[1]	6.69%	34.28%	4.01%	8.42%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap® companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Lord Abbett Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.73%	$1,000.00	$1,082.80	$3.77
Hypothetical*	0.73%	1,000.00	1,021.17	3.66

Class B
Actual	0.98%	$1,000.00	$1,081.03	$5.06
Hypothetical*	0.98%	1,000.00	1,019.93	4.91

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Rockwell Collins, Inc.	89,900	$5,545,931

Airlines—1.0%
Delta Air Lines, Inc.*	159,800	1,465,366
Southwest Airlines Co.	275,500	3,146,210

		4,611,576

Auto Components—0.5%
Lear Corp.	40,800	2,181,984

Beverages—0.5%
Dr Pepper Snapple Group, Inc.	54,600	2,289,378

Capital Markets—4.3%
Affiliated Managers Group, Inc.*	36,300	3,682,635
Invesco, Ltd.	167,300	3,914,820
Lazard, Ltd.—Class A	221,700	8,225,070
LPL Investment Holdings, Inc.* (a)	100,700	3,444,947

		19,267,472

Chemicals—5.4%
Air Products & Chemicals, Inc.	35,400	3,383,532
Ashland, Inc.	69,939	4,519,458
Celanese Corp., Series A	82,700	4,408,737
Eastman Chemical Co.	41,200	4,205,284
Huntsman Corp.	146,900	2,769,065
LyondellBasell Industries N.V.—Class A	87,600	3,374,352
Olin Corp. (a)	60,700	1,375,462

		24,035,890

Commercial Banks—8.5%
CIT Group, Inc.*	53,200	2,354,632
City National Corp. (a)	103,300	5,604,025
Comerica, Inc.	124,200	4,293,594
Commerce Bancshares, Inc.	78,967	3,395,581
Cullen/Frost Bankers, Inc. (a)	72,000	4,093,200
Hancock Holding Co. (a)	105,500	3,268,390
KeyCorp.	277,000	2,307,410
M&T Bank Corp.	52,643	4,629,952
Signature Bank* (a)	71,829	4,108,619
TCF Financial Corp. (a)	162,504	2,242,555
UMB Financial Corp. (a)	41,300	1,729,644

		38,027,602

Commercial Services & Supplies—1.4%
Republic Services, Inc.	203,586	6,280,628

Security Description	Shares	Value

Construction & Engineering—1.2%
Jacobs Engineering Group, Inc.*	84,100	$3,637,325
URS Corp.*	42,900	1,919,346

		5,556,671

Containers & Packaging—2.9%
Ball Corp.	46,144	1,774,698
Greif, Inc.—Class A	94,901	6,171,412
Temple-Inland, Inc.	175,900	5,231,266

		13,177,376

Diversified Telecommunication Services—1.0%
CenturyLink, Inc.	113,441	4,586,420

Electric Utilities—1.4%
Northeast Utilities	65,958	2,319,743
PPL Corp.	149,800	4,168,934

		6,488,677

Electrical Equipment—1.4%
AMETEK, Inc.	47,850	2,148,465
General Cable Corp.*	101,300	4,313,354

		6,461,819

Electronic Equipment, Instruments & Components—1.2%
FLIR Systems, Inc. (a)	56,800	1,914,728
TE Connectivity, Ltd.	98,400	3,617,184

		5,531,912

Energy Equipment & Services—4.6%
Ensco plc (ADR)	39,559	2,108,512
GulfMark Offshore, Inc.—Class A* (a)	24,000	1,060,560
Halliburton Co.	89,429	4,560,879
Helix Energy Solutions Group, Inc.* (a)	38,500	637,560
Helmerich & Payne, Inc.	32,600	2,155,512
Superior Energy Services, Inc.* (a)	91,500	3,398,310
Tidewater, Inc. (a)	41,750	2,246,567
Weatherford International, Ltd.*	228,800	4,290,000

		20,457,900

Food Products—1.9%
Bunge, Ltd.	123,930	8,544,974

Gas Utilities—0.4%
Questar Corp.	91,500	1,620,465

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—3.2%
Cooper Cos., Inc. (The)	19,400	$1,537,256
Kinetic Concepts, Inc.* (a)	85,800	4,944,654
St. Jude Medical, Inc.	67,500	3,218,400
Zimmer Holdings, Inc.*	70,900	4,480,880

		14,181,190

Health Care Providers & Services—4.8%
AmerisourceBergen Corp.	38,300	1,585,620
Coventry Health Care, Inc.*	98,500	3,592,295
HCA Holdings, Inc.*	61,639	2,034,087
HEALTHSOUTH Corp.* (a)	103,182	2,708,528
Humana, Inc.	44,700	3,600,138
McKesson Corp.	53,099	4,441,731
Patterson Cos., Inc.	50,800	1,670,812
Universal Health Services, Inc.— Class B (a)	41,200	2,123,036

		21,756,247

Household Durables—2.9%
Fortune Brands, Inc.	88,900	5,669,153
Garmin, Ltd. (a)	35,500	1,172,565
Harman International Industries, Inc.	28,900	1,316,973
Tupperware Brands Corp.	70,700	4,768,715

		12,927,406

Industrial Conglomerates—0.6%
Tyco International, Ltd.	56,500	2,792,795

Insurance—3.1%
ACE, Ltd.	41,888	2,757,068
Aon Corp.	96,600	4,955,580
Marsh & McLennan Cos., Inc.	72,500	2,261,275
PartnerRe, Ltd.	55,170	3,798,455

		13,772,378

IT Services—2.7%
Fiserv, Inc.*	106,500	6,670,095
Western Union Co.	280,800	5,624,424

		12,294,519

Machinery—8.7%
Dover Corp.	81,300	5,512,140
Eaton Corp.	89,428	4,601,071
Ingersoll-Rand plc (a)	118,700	5,390,167
Kennametal, Inc.	93,400	3,942,414
Pall Corp.	75,400	4,239,742

Security Description	Shares	Value

Machinery—(Continued)
Parker Hannifin Corp.	35,264	$3,164,591
SPX Corp.	28,600	2,364,076
Trinity Industries, Inc. (a)	191,400	6,676,032
WABCO Holdings, Inc.*	43,300	2,990,298

		38,880,531

Media—5.6%
Discovery Communications, Inc.— Class A*	53,900	2,207,744
Interpublic Group of Cos., Inc. (The)	1,107,400	13,842,500
Omnicom Group, Inc.	193,500	9,318,960

		25,369,204

Metals & Mining—4.4%
Agnico-Eagle Mines, Ltd.	49,300	3,112,309
Carpenter Technology Corp. (a)	74,700	4,308,696
IAMGOLD Corp.	231,048	4,334,461
Reliance Steel & Aluminum Co.	93,300	4,632,345
Royal Gold, Inc.	27,500	1,610,675
Worthington Industries, Inc. (a)	80,500	1,859,550

		19,858,036

Multi-Utilities—1.0%
CMS Energy Corp.	216,176	4,256,505

Multiline Retail—1.3%
Macy’s, Inc.	195,100	5,704,724

Oil, Gas & Consumable Fuels—8.3%
Cabot Oil & Gas Corp.	30,200	2,002,562
El Paso Corp.	420,100	8,486,020
EQT Corp.	153,706	8,072,639
Forest Oil Corp.*	161,300	4,308,323
Murphy Oil Corp.	40,100	2,632,966
QEP Resources, Inc.	172,900	7,232,407
Range Resources Corp. (a)	84,500	4,689,750

		37,424,667

Paper & Forest Products—0.1%
International Paper Co.	17,000	506,940

Pharmaceuticals—4.5%
Mylan, Inc.*	379,909	9,372,355
Par Pharmaceutical Cos., Inc.*	67,700	2,232,746
Warner Chilcott plc—Class A (a)	203,900	4,920,107
Watson Pharmaceuticals, Inc.*	54,300	3,732,039

		20,257,247

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—0.6%
Alexandria Real Estate Equities, Inc.	34,400	$2,663,248

Road & Rail—0.7%
Kansas City Southern*	52,200	3,097,026

Semiconductors & Semiconductor Equipment—1.0%
Analog Devices, Inc.	35,200	1,377,728
Micron Technology, Inc.*	408,800	3,057,824

		4,435,552

Software—1.7%
Adobe Systems, Inc.*	144,489	4,544,179
Intuit, Inc.*	60,600	3,142,716

		7,686,895

Specialty Retail—3.5%
Guess?, Inc.	117,200	4,929,432
PetSmart, Inc.	81,900	3,715,803
Pier 1 Imports, Inc.* (a)	596,227	6,898,346

		15,543,581

Textiles, Apparel & Luxury Goods—0.1%
VF Corp.	4,913	533,355

Total Common Stocks (Cost $346,127,802)		438,608,721

Short-Term Investments—13.5%

Mutual Funds—11.7%
State Street Navigator Securities Lending Prime Portfolio (b)	52,716,265	52,716,265

Short-Term Investments—(Continued)
Security Description	Par Amount	Value

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $7,901,002 on 07/01/2011 collateralized by $8,040,000 Freddie Mac at 2.550% due 09/08/17 with a value of $8,060,100	$7,901,000	$7,901,000

Total Short-Term Investments (Cost $60,617,265)		60,617,265

Total Investments—111.1% (Cost $406,745,067#)		499,225,986
Other Assets and Liabilities (net)—(11.1)%		(49,967,317)

Net Assets—100.0%		$449,258,669

*	Non-Income Producing Security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $406,745,067. The aggregate unrealized appreciation and depreciation of investments were $96,374,403 and $(3,893,484), respectively, resulting in net unrealized appreciation of $92,480,919 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $51,714,458 and the collateral received consisted of cash in the amount of $52,716,265. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$438,608,721	$—	$—	$438,608,721
Short-Term Investments
Mutual Funds	52,716,265	—	—	52,716,265
Repurchase Agreement	—	7,901,000	—	7,901,000
Total Short-Term Investments	52,716,265	7,901,000	—	60,617,265
Total Investments	$491,324,986	$7,901,000	$—	$499,225,986

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Lord Abbett Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$491,324,986
Repurchase Agreement	7,901,000
Cash	14,450
Receivable for investments sold	5,566,076
Receivable for shares sold	44,686
Dividends receivable	417,091

Total assets	505,268,289

Liabilities
Payables for:
Investments purchased	2,613,472
Shares redeemed	265,026
Collateral for securities loaned	52,716,265
Accrued Expenses:
Management fees	242,146
Distribution and service fees - Class B	81,404
Administration fees	2,253
Custodian and accounting fees	12,007
Deferred trustees' fees	20,516
Other expenses	56,531

Total liabilities	56,009,620

Net Assets	$449,258,669

Net Assets Represented by
Paid in surplus	$470,727,018
Accumulated net realized loss	(114,658,420)
Unrealized appreciation on investments	92,480,919
Undistributed net investment income	709,152

Net Assets	$449,258,669

Net Assets
Class A	$42,867,573
Class B	406,391,096
Capital Shares Outstanding*
Class A	2,485,394
Class B	23,846,644
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.25
Class B	17.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $398,844,067.
(b)	Includes securities loaned at value of $51,714,458.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$2,777,547
Interest (b)	50,265

Total investment income	2,827,812

Expenses
Management fees	1,486,399
Administration fees	12,761
Custodian and accounting fees	36,600
Distribution and service fees - Class B	498,901
Audit and tax services	15,673
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	19,745
Insurance	1,652
Miscellaneous	3,707

Total expenses	2,112,107
Less broker commission recapture	(3,637)

Net expenses	2,108,470

Net investment income	719,342

Net Realized and Unrealized Gain on Investments
Net realized gain on investments	28,175,334
Net change in unrealized appreciation on investments	5,361,528

Net realized and unrealized gain on investments	33,536,862

Net Increase in Net Assets from Operations	$34,256,204

(a)	Net of foreign withholding taxes of $10,869.
(b)	Includes net income on securities loaned of $49,624.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$719,342	$2,365,077
Net realized gain on investments	28,175,334	51,588,965
Net change in unrealized appreciation on investments	5,361,528	32,900,590

Net increase in net assets resulting from operations	34,256,204	86,854,632

Distributions to Shareholders
From net investment income
Class A	(297,180)	(301,340)
Class B	(2,004,268)	(1,948,665)

Net decrease in net assets resulting from distributions	(2,301,448)	(2,250,005)

Net decrease in net assets from capital share transactions	(7,576,424)	(5,032,269)

Net Increase in Net Assets	24,378,332	79,572,358
Net assets at beginning of period	424,880,337	345,307,979

Net assets at end of period	$449,258,669	$424,880,337

Undistributed net investment income at end of period	$709,152	$2,291,258

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	155,740	$2,649,693	182,741	$2,570,946
Reinvestments	17,258	297,180	20,912	301,340
Redemptions	(338,777)	(5,779,504)	(530,513)	(7,240,700)

Net decrease	(165,779)	$(2,832,631)	(326,860)	$(4,368,414)

Class B
Sales	2,103,745	$35,195,686	4,666,595	$63,544,974
Reinvestments	117,690	2,004,268	136,748	1,948,665
Redemptions	(2,512,905)	(41,943,747)	(4,864,726)	(66,157,494)

Net decrease	(291,470)	$(4,743,793)	(61,383)	$(663,855)

Decrease derived from capital shares transactions		$(7,576,424)		$(5,032,269)

See accompanying notes to financial statements.

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Lord Abbett Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.04		$12.84	$10.40	$19.70	$22.79	$22.47

Income (Loss) from Investment Operations
Net Investment Income(a)	0.05		0.12	0.11	0.26	0.16	0.17
Net Realized and Unrealized Gain (loss) on Investments	1.28		3.19	2.60	(7.04)	0.33	2.44

Total From Investment Operations	1.33		3.31	2.71	(6.78)	0.49	2.61

Less Distributions
Distributions from Net Investment Income	(0.12)		(0.11)	(0.27)	(0.13)	(0.24)	(0.17)
Distributions from Net Realized Capital Gains	—		—	—	(2.39)	(3.34)	(2.12)

Total Distributions	(0.12)		(0.11)	(0.27)	(2.52)	(3.58)	(2.29)

Net Asset Value, End of Period	$17.25		$16.04	$12.84	$10.40	$19.70	$22.79

Total Return (%)	8.28		25.84	26.86	(38.66)	0.90	12.49

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.73	*	0.75	0.76	0.75	0.75	0.78
Ratio of Net Expenses to Average Net Assets (%)(b)	0.73	*	0.75	0.76	0.75	0.73	0.77
Ratio of Net Investment Income to Average Net Assets (%)	0.55	*	0.86	1.04	1.78	0.74	0.80
Portfolio Turnover Rate (%)	22.8		76.8	112.7	30.2	38.4	27.8
Net Assets, End of Period (in millions)	$42.9		$42.5	$38.2	$36.9	$77.1	$96.8

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.84		$12.69	$10.27	$19.48	$22.56	$22.28

Income (Loss) from Investment Operations
Net Investment Income(a)	0.03		0.08	0.08	0.22	0.11	0.12
Net Realized and Unrealized Gain (loss) on Investments	1.25		3.15	2.57	(6.95)	0.31	2.40

Total From Investment Operations	1.28		3.23	2.65	(6.73)	0.42	2.52

Less Distributions
Distributions from Net Investment Income	(0.08)		(0.08)	(0.23)	(0.09)	(0.16)	(0.12)
Distributions from Net Realized Capital Gains	—		—	—	(2.39)	(3.34)	(2.12)

Total Distributions	(0.08)		(0.08)	(0.23)	(2.48)	(3.50)	(2.24)

Net Asset Value, End of Period	$17.04		$15.84	$12.69	$10.27	$19.48	$22.56

Total Return (%)	8.10		25.53	26.53	(38.77)	0.60	12.18

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.98	*	1.00	1.01	1.00	1.01	1.03
Ratio of Net Expenses to Average Net Assets (%)(b)	0.98	*	1.00	1.01	1.00	0.98	1.02
Ratio of Net Investment Income to Average Net Assets (%)	0.30	*	0.62	0.76	1.56	0.53	0.56
Portfolio Turnover Rate (%)	22.8		76.8	112.7	30.2	38.4	27.8
Net Assets, End of Period (in millions)	$406.4		$382.3	$307.1	$228.3	$422.8	$266.4

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, partnerships, Real Estate Investment Trust (REITs), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

13

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,486,399	0.70%	First $200 Million

	0.65%	$200 Million to $500 Million

	0.625%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$99,466,033	$—	$106,830,508

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$ 2,250,005	$6,090,032	$—	$—	$2,250,005	$6,090,032

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$2,307,558	$—	$86,411,173	$(142,125,536)	$(53,406,805)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$171,772	$141,953,764	$142,125,536

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 1.93% and 1.81%, respectively, compared to its benchmark, the Standard & Poor’s (S&P)/LSTA Leveraged Loan Index1, which returned 2.61%.

Market Environment

After advancing 2.43% during the first quarter of 2011, the leveraged loan market as measured by the S&P/LSTA Leveraged Loan Index (the “Index”) posted a relatively modest 0.18% gain during the second quarter, ending the first six months of 2011 ahead 2.61%.

Robust investor demand for floating rate loans helped to drive loan prices higher in an issuer friendly market during the first two months of 2011. Escalating unrest in the Middle East and North Africa and the tragic events in Japan contributed to a softening technical environment in March. The second quarter of 2011 saw $62 billion in new loan issuance which helped to push average loan prices lower, drive up yields, and slightly tip the technical balance back in favor of the investor.

Bank loan issuer fundamentals continued to exhibit strength over the period as the trailing 12-month default rate as measured by Standard & Poor’s Leveraged Commentary and Data (“LCD”), declined to 0.91% as of June 30, 2011. Over the period, corporate earnings (as measured by Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)) continued to post double-digit gains, and according to LCD, were up 20% for companies reporting first quarter earnings in the Index, marking the seventh consecutive quarter of positive EBITDA gains.

Portfolio Review/Current Positioning

Relative to the Index, the Met/Eaton Vance Floating Rate Portfolio maintained a greater focus on higher quality loans, which was a headwind to relative results during a period in which the lower quality loan categories were the strongest performers. Although lower quality CCC loans were among the worst-performing loan groups during the second quarter 2011, significant outperformance during the first two months of 2011 was enough to make the CCC loan group the strongest-performing loan segment over the entire first six month period of 2011. The Portfolio’s meaningful underweight to these riskier loans detracted from relative performance over the period. BB loans registered a positive return of 1.65% over the period, but they failed to keep up with the broader market. The Portfolio’s significant overweight to this higher quality loan group detracted from relative results. The Portfolio did not own any loans in default over the period, which contributed to relative performance.

The Portfolio employs a rigorous, bottom-up credit research process where loan selection drives Portfolio performance. With that said, analyzing results from the perspective of industry exposures, the Portfolio’s underweight exposure to one of the stronger-performing industries during the first six months of 2011, Utilities (+6.3%), detracted from relative performance. Benefiting relative performance was the Portfolio’s significant underweight exposure to the Publishing industry, which produced a flat return over the period.

The Met/Eaton Vance Floating Rate Portfolio is extremely diversified with 313 loan positions spread across 34 industries as of June 30, 2011. The Portfolio’s net effective yield as of the end of the period was 4.23% with components including the weighted average LIBOR in the Portfolio of 0.87% plus the average nominal loan spread of 3.31%, the sum of which is divided by the Portfolio’s net asset value. The Portfolio has a greater-than-benchmark exposure to higher quality loans and a higher average loan price than the Index ($98.84 vs. $96.13) as of June 30, 2011.

Scott H. Page, CFA

Craig P. Russ

Andrew N. Sveen, CFA

Portfolio Managers

Eaton Vance Management

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
Intelsat Jackson Holdings S.A.	1.2
Del Monte Foods Co.	1.0
Sabre, Inc.	0.9
First Data Corp.	0.8
VWR Funding, Inc.	0.8
Allison Transmission, Inc.	0.8
OSI Restaurant Partners, LLC	0.8
Dunkin’ Brands, Inc.	0.8
Health Management Associates, Inc.	0.8
Dynegy Holdings, Inc.	0.8

Top Sectors

% of Market Value of Total Investments
Senior Floating-Rate Interests	95.4
Cash & Equivalents	4.6

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Met/Eaton Vance Floating Rate Portfolio managed by Eaton Vance Management vs. S&P/LSTA Leveraged Loan Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	Since Inception[3]
Met/Eaton Vance Floating Rate Portfolio—Class A	1.93%	7.55%	4.60%
Class B	1.81%	7.32%	4.32%
S&P/LSTA Leveraged Loan Index[1]	2.61%	9.39%	5.52%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P/LSTA Leveraged Loan Index is a weekly total return index that uses Mark-to-Market Pricing to calculate market value change. The Index tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2“Average Annual Return” is calculated including reinvestment of all income and capital gain distributions.

3 Inception of the Class A and Class B shares is 4/30/10. Index returns are based on an inception date of 4/30/10.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.68%	$1,000.00	$1,019.30	$3.40
Hypothetical*	0.68%	1,000.00	1,021.42	3.41

Class B(a)
Actual	0.93%	$1,000.00	$1,018.10	$4.65
Hypothetical*	0.93%	1,000.00	1,020.18	4.66

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—98.2% of Net Assets

Security Description	Principal Amount	Value

Aerospace & Defense—2.5%
Booz Allen Hamilton, Inc., Term Loan 4.000%, 08/03/17	$324,188	$326,040
DAE Aviation Holdings, Inc., Term Loan 5.280%, 07/31/14	5,038,598	5,034,401
Delos Aircraft, Inc., Term Loan 7.000%, 03/17/16	1,075,000	1,082,295
Ducommun, Inc., Term Loan 0.000%, 06/28/17 (b)	500,000	501,875
DynCorp International LLC, Term Loan 6.250%, 07/05/16	1,431,579	1,442,137
Evergreen International Aviation, Inc, Term Loan 0.000%, 07/05/16 (b)	825,000	800,250
IAP Worldwide Services, Inc., First Lien Term Loan 9.250%, 12/28/12	1,420,452	1,421,340
International Lease Finance Corp., Term Loan 6.750%, 03/17/15	3,950,000	3,966,787
TASC, Inc., Term Loan 4.500%, 12/18/15	1,297,697	1,297,373
Transdigm, Inc., Term Loan 4.000%, 02/14/17	1,917,875	1,927,016
Wesco Aircraft Hardware Corp., Term Loan 4.250%, 04/04/17	312,000	314,438
Wyle Services Corp., Term Loan 5.750%, 03/27/17	537,846	539,862

		18,653,814

Agriculture—0.1%
Earthbound Holdings III LLC, Term Loan 5.500%, 12/21/16	472,625	475,284

Auto Components—1.6%
Federal-Mogul Corp., Term Loan 2.128%, 12/29/14	3,623,012	3,436,684
2.128%, 12/28/15	2,914,262	2,764,385
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan 1.940%, 04/30/14	5,000,000	4,826,785
Tenneco, Inc., Term Loan 4.996%, 06/03/16	990,000	994,950

		12,022,804

Security Description	Principal Amount	Value

Automobiles—2.7%
Allison Transmission, Inc., Term Loan 2.940%, 08/07/14	$6,157,183	$6,047,025
Chrysler Group LLC, Term Loan 6.000%, 05/24/17	3,100,000	3,027,668
Delphi Corp., Term Loan 3.500%, 03/31/17	1,902,961	1,913,261
Ford Motor Co., Term Loan 2.940%, 12/16/13	1,770,378	1,771,108
Hertz Corp., (The), Term Loan 3.750%, 03/09/18	2,593,500	2,584,179
HHI Holdings LLC, Term Loan 7.002%, 03/21/17	399,000	399,998
Metaldyne Co. LLC, Term Loan 5.250%, 05/18/17	1,471,313	1,474,071
Tomkins LLC, Term Loan 4.250%, 09/29/16	3,290,737	3,295,134

		20,512,444

Building Products—1.5%
Armstrong World Industries, Inc., Term Loan 4.000%, 03/09/18	922,687	924,898
Beacon Sales Acquisition, Inc., Term Loan 2.261%, 09/30/13	1,507,206	1,477,062
Brickman Group Holdings, Inc., Term Loan 7.250%, 10/14/16	721,375	732,083
CB Richard Ellis Services, Inc., Term Loan 3.250%, 03/05/18 (c)	501,429	495,866
5.750%, 09/04/19	3,473,571	3,432,865
RE/MAX International, Inc., Term Loan 5.500%, 04/15/16	1,841,665	1,847,420
Realogy Corp., Delayed Draw Term Loan 3.268%, 10/10/13	3,000,000	2,803,125

		11,713,319

Chemicals—5.4%
Arizona Chemical, Inc., Term Loan 4.750%, 11/21/16	254,681	255,530
Celanese U.S. Holdings LLC, Extended Term Loan 3.303%, 10/31/16	1,746,757	1,755,971
Chemtura, Term Loan 5.500%, 08/27/16	1,200,000	1,207,000

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Chemicals—(Continued)
Cristal Inorganic Chemicals US, Inc., First Lien Term Loan 2.496%, 05/15/14	$1,165,712	$1,158,426
General Chemical Corp., Term Loan 5.003%, 03/03/17	364,301	366,426
Houghton International, Inc., Term Loan 6.750%, 01/29/16	1,564,309	1,577,019
Huish Detergents, Inc., Term Loan 2.190%, 04/25/14	1,490,817	1,411,307
Huntsman International LLC Extended Term Loan 2.773%, 04/19/17	1,375,819	1,344,003
Term Loan 1.718%, 04/21/14	504,601	492,932
Ineos US Finance LLC, Term Loan 7.501%, 12/16/13	3,702,951	3,836,028
8.001%, 12/16/14	3,859,572	3,998,277
ISP Chemco, Inc., Term Loan 1.688%, 06/04/14	1,382,005	1,377,514
MacDermid, Inc., Term Loan 2.186%, 04/11/14	1,832,959	1,823,222
Momentive Performance Materials, Inc. (Nautilus), Extended Term Loan 3.688%, 05/05/15	4,070,551	4,002,708
Momentive Specialty Chemicals, Inc., Extended Term Loan 4.000%, 05/05/15	2,249,419	2,221,301
4.063%, 05/05/15	984,474	985,679
Nalco Co., Term Loan 4.500%, 10/05/17	868,438	873,798
Omnova Solutions, Inc., Term Loan 5.750%, 05/31/17	1,818,369	1,827,461
Rockwood Specialties Group, Inc., Term Loan 3.750%, 02/09/18	1,600,000	1,610,714
Solutia, Inc., Term Loan 3.500%, 08/01/17	1,735,609	1,742,583
Styron S.A.R.L LLC, Term Loan 6.000%, 08/02/17	2,288,500	2,289,692
Univar, Inc., Term Loan 5.000%, 06/30/17	5,079,488	5,078,126

		41,235,717

Security Description	Principal Amount	Value

Commerical & Professional Services—1.1%
Allied Security Holdings LLC, First Lien Term Loan 5.000%, 02/03/17	$399,000	$401,244
KAR Auction Services, Inc., Term Loan 5.000%, 05/19/17	5,650,000	5,672,069
Language Line LLC, Term Loan 6.250%, 06/20/16	2,143,316	2,152,693

		8,226,006

Containers & Packaging—2.2%
Berry Plastics Corp., Term Loan 2.261%, 04/03/15	2,075,246	1,965,648
BWAY Corp., Term Loan 4.500%, 02/23/18	2,037,014	2,042,820
Consolidated Container Co. LLC, Term Loan 2.438%, 03/28/14	985,658	956,089
Georgia-Pacific Corp., Term Loan 2.246%, 12/20/12	1,517,561	1,518,348
2.250%, 12/21/12	2,167,648	2,168,773
Graham Packaging Co., LP, Term Loan 6.000%, 09/23/16	2,431,625	2,440,060
Graphic Packaging International, Inc., Term Loan 2.288%, 05/16/14	2,331,077	2,318,548
Pelican Products, Inc., Term Loan 5.000%, 03/07/17	497,500	498,018
Reynolds Group Holdings, Inc., Term Loan 4.250%, 02/09/18	3,032,400	3,019,976

		16,928,280

Diversified Financial Services—4.5%
Asset Acceptance Capital Corp., Term Loan 3.750%, 06/05/13	3,376,755	3,342,987
Citco III, Ltd, Term Loan 0.000%, 04/24/18 (b)	1,575,000	1,567,125
Fidelity National Information Solutions, Inc., Term Loan 5.250%, 07/18/16	1,513,562	1,520,584
First Data Corp. Extended Term Loan 4.186%, 03/23/18	1,023,844	941,256
Term Loan 2.936%, 09/24/14	6,741,760	6,257,195
Grosvenor Capital Management Holdings, LLLP, Extended Term Loan 4.250%, 12/05/16	1,527,836	1,527,836

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Diversified Financial Services—(Continued)
Harbourvest Partners LLC, Term Loan 6.250%, 12/14/16	$784,983	$789,889
Interactive Data Corp., Term Loan 4.750%, 02/12/18	1,566,449	1,569,753
iPayment, Inc., Term Loan 5.750%, 05/08/17	4,334,167	4,357,645
LPL Holdings, Inc. Extended Term Loan 4.250%, 06/25/15	1,819,223	1,830,594
Term Loan 1.948%, 06/28/13	577,951	577,228
5.250%, 06/28/17	1,318,446	1,327,510
MSCI, Inc., Term Loan 3.750%, 03/14/17	1,842,735	1,855,021
Nuveen Investments, Inc. Extended Term Loan 5.757%, 05/12/17	1,023,796	1,025,503
First Lien Term Loan 3.257%, 11/13/14	2,876,204	2,844,295
SS&C Technologies, Inc., Term Loan 2.238%, 11/23/12	2,579,594	2,589,203

		33,923,624

Diversified Telecommunication Services—4.9%
Alaska Communications Systems Holdings, Inc., Term Loan 5.500%, 10/21/16	1,119,375	1,123,293
Cellular South, Inc., Term Loan 1.686%, 05/29/14	1,082,812	1,082,813
Cequel Communications LLC, Term Loan 2.190%, 11/05/13	3,472,798	3,450,009
ClientLogic Corp., Extended Term Loan 7.040%, 01/30/17	2,394,165	2,406,136
CommScope, Inc., Term Loan 5.000%, 01/14/18	2,269,312	2,280,148
CSC Holdings, Inc., Extended Term Loan 1.936%, 03/29/16	2,271,250	2,266,985
Intelsat Jackson Holdings S.A., Term Loan 5.250%, 04/02/18	9,000,000	9,041,247
MetroPCS Wireless, Inc. Extended Term Loan 4.050%, 11/04/16	2,188,823	2,190,191
Incremental Term Loan 3.952%, 05/18/18	5,482,436	5,480,149
NTELOS, Inc., Term Loan 4.000%, 08/07/15	1,965,025	1,968,464

Security Description	Principal Amount	Value

Diversified Telecommunication Services—(Continued)
Syniverse Technologies, Inc., Term Loan 5.250%, 12/21/17	$1,467,625	$1,476,798
Telesat Canada, Term Loan 3.190%, 10/31/14	4,059,003	4,010,803
TowerCo Finance LLC, Term Loan 5.250%, 02/02/17	473,813	475,959

		37,252,995

Electronic Equipment Instruments & Components—6.8%
Aeroflex, Inc, Term Loan 4.250%, 05/09/18	1,175,000	1,172,790
Aspect Software, Inc., Term Loan 6.250%, 04/19/16	2,477,443	2,487,767
Attachmate Corp., Term Loan 6.500%, 04/27/17	2,000,000	2,010,416
Cinedigm Digital Funding I LLC, Term Loan 5.250%, 04/29/16	962,379	956,965
Dealer Computer Services, Inc., Term Loan 3.750%, 04/20/18	1,825,000	1,827,566
Eagle Parent, Inc., Term Loan 5.000%, 05/16/18	2,625,000	2,562,000
Edwards (Cayman Islands II), Ltd., Term Loan 5.500%, 05/31/16	845,750	844,517
Fender Musical Instruments Corp., Term Loan 2.440%, 06/09/14	1,201,908	1,164,348
Fifth Third Processing Solutions LLC, Term Loan 4.500%, 11/03/16	1,893,816	1,902,102
Freescale Semiconductor, Inc., Extended Term Loan 4.441%, 12/01/16	4,359,792	4,345,488
Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan 5.940%, 07/28/15	1,037,890	1,006,753
Extended Dollar Term Loan 4.940%, 07/28/15	2,409,648	2,316,274
5.940%, 07/28/15	3,363,381	3,278,596
Kronos, Inc., Term Loan 1.996%, 06/11/14	1,495,902	1,480,632
Microsemi Corp., Term Loan 4.000%, 11/02/17	1,496,250	1,498,432
Network Solutions LLC, Term Loan 2.440%, 03/07/14	808,677	780,373

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Electronic Equipment Instruments & Components—(Continued)
Nxp B.V., Term Loan 4.500%, 03/07/17	$1,995,000	$2,006,846
Protection One Alarm Monitoring, Inc., Term Loan 6.000%, 05/16/16	995,923	999,658
Sabre, Inc., Term Loan 2.210%, 09/30/14	7,456,561	6,673,160
Sensata Technologies Finance Co. LLC, Term Loan 4.000%, 05/11/18	5,050,000	5,052,687
Serena Software, Inc., Extended Term Loan 4.252%, 03/10/16	1,700,000	1,667,062
Shield Finance Co., S.A.R.L., Term Loan 7.752%, 06/15/16	533,500	538,835
SkillSoft Corp., Term Loan 6.500%, 05/26/17	489,193	496,225
Softlayer Technologies, Inc., Term Loan 7.250%, 11/05/16	422,875	426,972
Spansion LLC,, Term Loan 4.750%, 02/09/15	558,029	560,819
VeriFone, Inc., Term Loan 2.940%, 10/31/13	2,493,851	2,487,554
Vertafore, Inc., Term Loan 5.250%, 07/29/16	1,070,872	1,075,557

		51,620,394

Entertainment & Leisure—0.5%
Six Flags Theme Parks, Inc., Term Loan 5.250%, 06/30/16	2,385,065	2,402,953
Universal City Development Partners, Ltd., Term Loan 5.500%, 11/06/14	1,784,461	1,792,261

		4,195,214

Food & Drug Retail—2.5%
General Nutrition Centers, Inc., Term Loan 4.250%, 03/02/18	4,026,555	4,034,588
Pantry, Inc. (The), Term Loan 1.940%, 05/15/14	1,928,881	1,905,574
Rite Aid Corp., Term Loan 1.940%, 06/04/14	4,396,417	4,209,569
4.500%, 02/28/18	4,006,470	3,946,998
Roundy’s Supermarkets, Inc., Extended Term Loan 7.000%, 11/03/13	2,467,700	2,478,112

Security Description	Principal Amount	Value

Food & Drug Retail—(Continued)
Supervalu, Inc., Term Loan 4.500%, 04/28/18	$2,718,188	$2,676,790

		19,251,631

Food Products—5.3%
American Seafoods Group LLC, Term Loan 4.250%, 03/08/18	435,029	434,752
Aramark Corp. Extended Letter of Credit 3.436%, 07/26/16	154,267	153,744
Extended Term Loan 3.496%, 07/26/16	2,345,733	2,337,774
Synthetic Letter of Credit 2.119%, 01/27/14	160,084	156,883
Term Loan 2.121%, 01/27/14	1,987,191	1,947,447
Cracker Barrel Old Country Store, Inc., Term Loan 2.780%, 04/27/16	1,204,850	1,207,852
Dave & Buster’s, Inc., Term Loan 5.500%, 05/12/16	595,000	597,603
Dean Foods Co. Extended Term Loan 3.440%, 04/02/14	487,179	481,191
Term Loan 1.750%, 04/02/14	2,667,764	2,581,061
Del Monte Foods Co., Term Loan 4.500%, 03/08/18	7,550,000	7,541,740
Dole Food Co., Inc., Term Loan 5.223%, 03/02/17	1,697,203	1,701,270
JBS USA Holdings, Inc., Term Loan 4.250%, 05/25/18	950,000	950,297
JRD Holdings, Inc., Term Loan 2.440%, 07/02/14	2,100,000	2,080,313
Michael Foods Group, Inc., Term Loan 4.250%, 02/23/18	2,428,150	2,433,006
OSI Restaurant Partners LLC Revolving Term Loan 0.068%, 06/14/13	588,299	564,603
Term Loan 2.500%, 06/14/14	6,113,835	5,867,582
Pierre Foods, Inc., First Lien Term Loan 7.000%, 09/30/16	1,265,438	1,276,247
Pinnacle Foods Holdings Corp., Term Loan 2.690%, 04/02/14	2,500,000	2,484,203
6.000%, 04/02/14	499,472	503,412
U.S. Foodservice, Inc., Term Loan 2.690%, 07/03/14	1,492,228	1,402,694

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Food Products—(Continued)
Windsor Quality Food Co., Ltd., Term Loan 5.000%, 02/16/17	$1,211,875	$1,212,884
Wm. Bolthouse Farms, Inc., First Lien Term Loan 5.502%, 02/11/16	2,085,829	2,096,911

		40,013,469

Health Care Providers & Services—14.3%
1-800 Contacts, Inc., Term Loan 7.700%, 03/04/15	902,125	904,380
Alere, Inc., Term Loan 0.000%, 07/06/17 (b)	2,225,000	2,213,875
Alliance Healthcare Services, Inc., Term Loan 5.500%, 06/01/16	2,436,641	2,432,579
Aptalis Pharma, Inc., Term Loan 5.500%, 02/10/17	1,293,500	1,283,152
Ardent Medical Services, Inc., First Lien Term Loan 6.500%, 09/15/15	992,462	995,254
Ascend Learning, Term Loan 7.010%, 12/06/16	1,218,876	1,217,860
Aveta Holdings LLC, Term Loan 8.500%, 04/14/15	1,909,036	1,916,194
BAR/BRI Review Courses, Inc., Term Loan 0.000%, 06/16/17 (b)	675,000	673,313
Biomet, Inc., Term Loan 3.230%, 03/25/15	4,935,897	4,901,953
CareStream Health, Inc., Term Loan 5.000%, 02/25/17	2,044,875	1,916,048
Catalent Pharma Solutions, Inc., Dollar Term Loan 2.436%, 04/10/14	2,270,437	2,176,781
CDRL MS, Inc., Term Loan 0.000%, 09/29/16 (b)	750,000	756,562
Community Health Systems, Inc. Delayed Draw Term Loan
2.504%, 07/25/14	361,872	350,314
Extended Term Loan 3.754%, 01/25/17	4,680,734	4,575,404
Term Loan 2.504%, 07/25/14	4,715,497	4,564,884
Convatec, Inc., Term Loan 5.750%, 12/22/16	2,940,238	2,946,650
CRC Health Corp., Extended Term Loan 4.746%, 11/16/15	2,130,037	2,074,124

Security Description	Principal Amount	Value

Health Care Providers & Services—(Continued)
DaVita, Inc., Term Loan 4.500%, 10/20/16	$1,865,625	$1,873,287
DJO Finance LLC, Term Loan 3.186%, 05/20/14	3,055,283	3,031,733
Emdeon Business Services LLC First Lien Term Loan 2.190%, 11/18/13	1,775,181	1,765,751
Incremental Term Loan 4.500%, 11/18/13	992,500	994,981
Endo Pharmaceuticals Holdings, Inc., Term Loan 4.000%, 06/18/18	1,425,000	1,431,977
Fresenius U.S. Finance I, Inc., Term Loan 3.500%, 09/10/14	578,271	579,717
Fresenius US Finance I, Inc., Term Loan 3.500%, 09/10/14	403,492	404,186
Grifols, Inc., Term Loan 6.000%, 11/23/16	1,325,000	1,332,729
HCA, Inc. Extended Term Loan 3.496%, 03/31/17	4,500,000	4,445,145
3.496%, 05/01/18	4,281,543	4,222,377
Term Loan 2.807%, 11/19/12	987,500	982,304
Health Management Associates, Inc., Term Loan 1.996%, 02/28/14	5,917,568	5,742,988
Iasis Healthcare LLC, Term Loan 5.000%, 05/03/18	1,396,500	1,397,198
IMS Health, Inc., Term Loan 4.500%, 08/25/17	2,546,004	2,552,369
inVentiv Health, Inc., Term Loan 4.750%, 08/04/16	2,217,766	2,208,618
Kindred Healthcare, Inc., Term Loan 5.250%, 06/01/18	1,400,000	1,400,350
Laureate Education, Inc., Extended Term Loan 5.250%, 08/15/18	1,977,469	1,920,617
MedAssets, Inc., Term Loan 5.250%, 11/16/16	1,433,445	1,439,716
Multiplan, Inc., Term Loan 4.750%, 08/26/17	3,014,423	3,008,301
Prime Healthcare Services, Inc., Term Loan 7.250%, 04/22/15	1,987,425	1,937,739

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Health Care Providers & Services—(Continued)
Quintiles Transnational Corp., Term Loan 5.000%, 06/08/18	$4,075,000	$4,055,900
Radnet Management, Inc., Term Loan 5.751%, 04/01/16	987,500	987,994
Renal Advantage Holdings, Inc., Term Loan 5.750%, 12/16/16	472,625	474,397
Res-Care, Inc., Term Loan 7.250%, 12/22/16	2,043,491	2,051,154
Select Medical Corp., Term Loan 5.500%, 05/25/18	3,225,000	3,172,594
Sunquest Information Systems, Inc., Term Loan 6.250%, 12/16/16	1,500,000	1,500,000
TriZetto Group, Inc. (The), Term Loan 4.750%, 05/02/18	2,725,000	2,711,800
Universal Health Services, Inc., Term Loan 4.000%, 11/15/16	1,214,859	1,219,584
Vanguard Health Holding Co II. LLC, Term Loan 5.000%, 01/29/16	2,722,603	2,724,985
VWR Funding, Inc., Term Loan 2.686%, 06/30/14	6,398,340	6,218,386
Warner Chilcott Co. LLC, Term Loan 3.750%, 03/17/16	855,000	855,268
4.250%, 03/15/18	832,200	833,565
Warner Chilcott Corp., Term Loan 4.250%, 03/15/18	1,664,400	1,667,130
WC Luxco S.A.R.L., Term Loan 4.250%, 03/15/18	1,144,275	1,146,152

		108,190,319

Health Care—Equipment & Supplies—0.2%
Hanger Orthopedic Group, Inc., Term Loan 4.000%, 12/01/16	1,824,167	1,829,012

Hotels, Restaurants & Leisure—2.5%
Ameristar Casinos, Inc., Term Loan 4.000%, 04/13/18	798,000	801,713
Burger King Corp., Term Loan 4.500%, 10/19/16	5,724,991	5,718,327
Caesars Entertainment Operating Co., Term Loan 3.246%, 01/28/15	2,500,000	2,249,992

Security Description	Principal Amount	Value

Hotels, Restaurants & Leisure—(Continued)
3.274%, 01/28/15	$4,000,000	$3,603,736
Denny’s, Inc., Term Loan 5.250%, 02/24/17	418,000	419,954
Isle of Capri Casinos, Inc., Term Loan 4.750%, 03/24/17	698,250	702,463
Las Vegas Sands LLC Extended Delayed Draw Term Loan 2.690%, 11/23/16	582,884	566,418
Extended Term Loan 2.690%, 11/23/16	1,231,309	1,195,310
LodgeNet Entertainment Corp., Term Loan 6.500%, 04/04/14	1,122,563	1,081,169
Penn National Gaming, Inc., Term Loan 1.976%, 10/03/12	500,000	500,592
VML US Finance LLC, Term Loan 4.690%, 05/27/13	1,817,634	1,814,984

		18,654,658

Household Durables—0.3%
National Bedding Co. LLC, Extended First Lien Term Loan 3.756%, 11/28/13	2,174,914	2,159,962

Household Products—0.6%
Goodman Global Holdings, Inc., First Lien Term Loan 5.750%, 10/28/16	1,116,563	1,122,065
Spectrum Brands, Inc., Term Loan 5.057%, 06/17/16	3,727,969	3,758,259

		4,880,324

Industrial—Diversified—0.2%
Veyance Technologies, Inc. Delayed Draw Term Loan 2.690%, 07/31/14	187,116	178,228
Term Loan 2.690%, 07/31/14	1,306,423	1,244,368

		1,422,596

Industrial Conglomerates—5.0%
Advantage Sales & Marketing, Inc., Term Loan 5.250%, 12/18/17	4,213,875	4,240,191
Affinion Group, Inc., Term Loan 5.000%, 10/10/16	2,621,748	2,623,386

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Industrial Conglomerates—(Continued)
Altegrity, Inc. Incremental Term Loan 7.750%, 02/21/15	$471,438	$475,710
Term Loan 2.997%, 02/21/15	2,360,860	2,319,545
AMSCAN Holdings, Inc., Term Loan 6.750%, 12/04/17	992,500	997,153
Aquilex Holdings LLC, Term Loan 6.000%, 04/01/16	879,392	878,842
Brock Holdings III, Inc., Term Loan 6.000%, 03/16/17	872,813	880,086
Darling International, Inc., Term Loan 5.000%, 12/16/16	200,000	201,000
Getty Images, Inc., Term Loan 5.250%, 11/07/16	4,218,125	4,247,125
JMC Steel Group, Inc., Term Loan 4.750%, 04/03/17	1,521,187	1,527,824
Manitowoc Co., Inc. (The), Term Loan 4.250%, 11/13/17	675,000	677,813
Mitchell International, Inc, First Lien Term Loan 2.250%, 03/28/14	2,166,795	2,094,344
N.E.W Holdings I LLC, Secured Term Loan 6.000%, 03/23/16	1,857,143	1,855,596
RGIS Holdings LLC Delayed Draw Term Loan 2.746%, 04/30/14	11,559	11,327
Term Loan 2.746%, 04/30/14	467,082	457,741
SafeNet, Inc., Term Loan 2.686%, 04/12/14	3,000,000	2,949,999
Sensus USA, Inc., First Lien Term Loan 4.750%, 05/09/17	3,175,000	3,190,215
ServiceMaster Co. Delayed Draw Term Loan 2.690%, 07/24/14	225,129	219,188
Term Loan 2.713%, 07/24/14	2,758,075	2,685,292
SymphonyIRI Group, Inc., Term Loan 5.000%, 11/28/17	800,000	804,000
Trans Union LLC, Term Loan 4.750%, 02/12/18	2,992,500	3,001,851
Vangent, Inc., Term Loan 2.260%, 02/14/13	1,708,251	1,678,357

		38,016,585

Security Description	Principal Amount	Value

Insurance—2.5%
Alliant Holdings I, Inc., Term Loan 3.246%, 08/21/14	$2,093,030	$2,072,099
AmWINS Group, Inc., First Lien Term Loan 2.756%, 06/08/13	991,239	984,424
Applied Systems, Inc, First Lien Term Loan 5.500%, 12/08/16	920,375	924,977
Asurion Corp. First Lien Term Loan 5.500%, 05/24/18	5,450,000	5,385,952
Second Lien Term Loan 9.000%, 05/24/19	1,050,000	1,056,726
CCC Information Services, Inc., Term Loan 5.500%, 11/11/15	945,250	950,266
CNO Financial Group, Inc., Term Loan 6.250%, 09/30/16	1,605,667	1,614,365
Hub International Holdings, Inc. Delayed Draw Term Loan 2.746%, 06/13/14	182,110	177,406
Term Loan 2.746%, 06/13/14	2,192,148	2,135,518
Sedgwick CMS Holdings, Inc., Term Loan 5.000%, 12/30/16	996,923	997,845
USI Holdings Corp., Term Loan 2.690%, 05/05/14	2,449,509	2,400,519

		18,700,097

IT Services—1.5%
Infogroup, Inc., Term Loan 6.500%, 05/22/18 (b)	972,562	943,672
Mercury Payment Systems Canada LLC, Term Loan 0.000%, 07/14/17 (b)	625,000	625,781
Sophos, Ltd., Incremental Term Loan 0.000%, 06/15/16 (b)	500,000	497,500
Sungard Data Systems, Inc., Term Loan 1.939%, 02/28/14	5,407,838	5,283,906
3.867%, 02/26/16	3,907,838	3,905,380

		11,256,239

Leisure Equipment & Products—3.5%
AMC Entertainment, Inc., Extended Term Loan 3.436%, 12/16/16	3,947,781	3,920,146
Bombardier Recreational Products, Inc., Term Loan 2.786%, 06/28/13	2,274,771	2,227,854
Carmike Cinemas, Inc., Term Loan 5.500%, 01/27/16	1,779,651	1,789,185

See accompanying notes to financial statements.

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Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Leisure Equipment & Products—(Continued)
Cedar Fair, L.P., Term Loan 4.000%, 12/15/17	$1,959,621	$1,967,949
Clubcorp Operations, Inc., Term Loan 6.000%, 11/09/16	398,000	398,746
Deluxe Entertainment Services Group, Inc., Term Loan 6.043%, 05/11/13	60,976	60,804
6.250%, 05/11/13	902,439	899,901
Live Nation Entertainment, Inc., Term Loan 4.500%, 11/07/16	2,451,525	2,453,807
Miramax Film NY LLC, First Lien Term Loan 7.750%, 05/20/16	580,000	588,700
Orbitz Worldwide, Inc., Term Loan 3.225%, 07/25/14	1,919,483	1,771,923
Sea World Parks & Entertainment, Inc., Term Loan 2.936%, 02/17/16	502,724	502,096
4.000%, 08/17/17	457,331	459,261
SRAM LLC, Term Loan 4.767%, 06/07/18	1,225,000	1,225,766
Town Sports International, Inc., Term Loan 7.008%, 05/04/18	997,500	1,001,241
Travelport LLC Extended Delayed Draw Term Loan 4.741%, 08/21/15	2,091,118	2,004,859
Extended Term Loan 4.741%, 08/21/15	1,765,636	1,692,804
Term Loan 4.746%, 08/21/15	181,324	173,844
Yankee Candle Co., Inc. (The), Term Loan 2.190%, 02/06/14	1,668,906	1,661,888
Zuffa LLC, Term Loan 2.250%, 06/19/15	1,678,149	1,652,277

		26,453,051

Life Sciences Tools & Services—0.2%
BakerCorp International, Inc., Term Loan 5.000%, 06/01/18	1,800,000	1,806,750

Machinery—0.4%
Rexnord Corp., Term Loan 2.438%, 07/19/13	2,717,991	2,694,209

Manufacturing—1.5%
Diversey Holdings, Inc., Term Loan 4.000%, 11/24/15	2,166,930	2,172,348

Security Description	Principal Amount	Value

Manufacturing—(Continued)
Harbor Freight Tools USA, Inc., First Lien Term Loan 6.500%, 12/22/17	$2,189,000	$2,231,867
Polypore, Inc., Incremental Term Loan 2.190%, 07/03/14	1,973,696	1,957,610
TriMas Corp., Term Loan 4.250%, 06/29/17	975,000	978,656
Walter Energy, Inc., Term Loan 4.000%, 04/02/18	3,725,000	3,732,752

		11,073,233

Media—6.6%
AMC Networks, Inc., Term Loan 0.000%, 12/31/18 (b)	1,750,000	1,754,375
Atlantic Broadband Finance LLC, Term Loan 4.000%, 03/08/16	849,101	852,282
BBHI Acquisition LLC, Term Loan 4.500%, 12/14/17	1,318,375	1,320,623
Block Communications, Inc., Term Loan 2.186%, 12/22/11	1,111,821	1,100,703
Charter Communications Operating LLC, Extended Term Loan
3.500%, 09/06/16	4,454,830	4,446,460
Cinemark USA, Inc., Extended Term Loan 3.469%, 04/29/16	2,863,659	2,878,224
Citadel Broadcasting Corp., Term Loan 4.250%, 12/30/16	847,143	847,842
Foxco Acquisition Sub LLC, Term Loan 4.750%, 07/14/15	1,956,001	1,958,446
Insight Midwest Holdings LLC, Term Loan 1.983%, 04/07/14	2,206,420	2,172,536
MCC Iowa LLC, Term Loan 1.920%, 01/30/15	1,203,397	1,185,346
Mediacom Broadband LLC, Term Loan 4.500%, 10/23/17	1,980,000	1,967,609
Mediacom Illinois LLC, Term Loan 5.500%, 03/31/17	1,965,000	1,962,445
Mediacom LLC, Term Loan 4.500%, 10/23/17	496,241	494,132
National CineMedia LLC, Term Loan 1.750%, 02/13/15	3,400,000	3,339,225
NDS Finance, Ltd., Term Loan 4.000%, 03/12/18	1,787,156	1,790,879
Nexstar Broadcasting, Inc., Term Loan 5.000%, 09/30/16	498,745	498,121

See accompanying notes to financial statements.

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Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Media—(Continued)
Nielsen Finance LLC, Term Loan 2.190%, 08/09/13	$2,419,752	$2,394,906
3.440%, 05/02/16	2,989,937	2,978,982
3.940%, 05/02/16	2,468,750	2,468,750
Raycom TV Broadcasting, Inc., Term Loan 4.500%, 05/31/17	825,000	826,031
Regal Cinemas, Inc., Term Loan 3.496%, 08/23/17	2,562,125	2,564,641
Univision Communications, Inc. Extended Term Loan 4.436%, 03/31/17	5,570,711	5,302,938
Term Loan 2.186%, 09/29/14	1,092,685	1,047,338
UPC Financing Partnership, Term Loan 3.691%, 12/30/16	728,489	729,172
3.691%, 12/29/17	3,300,000	3,297,251

		50,179,257

Metals & Mining—1.1%
Fairmount Minerals, Ltd., Term Loan 5.250%, 03/01/17	3,929,250	3,940,712
Noranda Aluminum Acquisition Corp., Term Loan 1.936%, 05/16/14	428,115	424,548
Novelis, Inc., Term Loan 3.750%, 03/10/17	1,840,750	1,847,397
Oxbow Carbon and Mineral Holdings, LLC, Extended Term Loan 3.742%, 05/08/16	1,793,334	1,796,696

		8,009,353

Multiline Retail—3.2%
Dollar General Corp., Term Loan 2.936%, 07/07/14	3,000,000	3,001,494
J Crew Operating Corp., Term Loan 4.750%, 03/07/18	3,725,000	3,587,409
Michaels Stores, Inc., Term Loan 2.537%, 10/31/13	2,814,411	2,772,034
NBTY, Inc., Term Loan 4.250%, 10/02/17	5,273,500	5,277,893
Neiman Marcus Group, Inc. (The), Term Loan 4.750%, 05/16/18	3,050,000	3,016,554
Pep Boys-Manny, Moe & Jack (The), Term Loan 2.250%, 10/28/13	1,449,531	1,448,608

Security Description	Principal Amount	Value

Multiline Retail—(Continued)
Petco Animal Supplies, Inc., Term Loan 4.500%, 11/24/17	$2,277,000	$2,274,866
Phillips-Van Heusen Corp., Term Loan 3.500%, 05/06/16	348,858	350,197
Pilot Travel Centers LLC, Term Loan 4.250%, 03/30/18	1,375,000	1,381,446
Rent-A-Center, Inc., Extended Term Loan 3.250%, 03/31/15	1,301,874	1,305,129

		24,415,630

Office Equipment & Supplies—2.1%
Acosta, Inc., Term Loan 4.750%, 03/01/18	3,875,000	3,874,031
Acxiom Corp., Extended Term Loan 3.274%, 03/15/15	984,398	977,015
Audatex North America, Inc., Term Loan 2.000%, 05/16/14	1,429,002	1,421,260
Brand Energy & Infrastructure Services, Inc., Term Loan 2.500%, 02/07/14	1,857,127	1,689,986
Education Management LLC, Term Loan 2.000%, 06/03/13	2,459,017	2,424,522
West Corp., Term Loan 2.632%, 10/24/13	2,308,117	2,294,171
4.506%, 07/15/16	2,642,067	2,653,626
4.508%, 07/15/16	749,384	752,663

		16,087,274

Oil & Gas Exploration & Production—2.0%
Big West Oil LLC, Term Loan 7.000%, 03/31/16	1,138,596	1,147,848
Citgo Petroleum Corp., Term Loan 8.000%, 06/24/15	132,500	134,393
9.000%, 06/23/17	1,584,000	1,655,280
Frac Tech International LLC, Term Loan 6.250%, 05/06/16	4,972,831	4,970,886
Gibson Energy, Term Loan 5.750%, 06/14/18	1,950,000	1,945,735
MEG Energy Corp., Term Loan 4.000%, 03/16/18	925,000	926,951
Obsidian Natural Gas Trust, Term Loan 7.000%, 11/02/15	4,095,985	4,157,424
Sheridan Production Partners I LLC, Term Loan 6.500%, 04/20/17	559,350	561,098

See accompanying notes to financial statements.

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Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Oil & Gas Exploration & Production—(Continued)
Sheridan Production Partners I LLC, Term Loan 6.500%, 04/20/17	$39,975	$40,100

		15,539,715

Personal Products—1.9%
Bausch and Lomb, Inc. Delayed Draw Term Loan 3.436%, 04/24/15	1,088,289	1,083,119
Term Loan 3.482%, 04/24/15	2,583,894	2,571,621
DineEquity, Inc., Term Loan 4.250%, 10/19/17	2,102,089	2,105,280
Dunkin’ Brands, Inc., Term Loan 4.250%, 11/23/17	5,755,762	5,754,864
Jarden Corp., Term Loan 3.246%, 03/30/18	927,789	931,945
Prestige Brands, Inc., Term Loan 4.764%, 03/24/16	464,162	466,869
Qce LLC, First Lien Term Loan 4.940%, 05/05/13	986,120	904,628
Sagittarius Restaurants LLC, Term Loan 7.516%, 05/18/15	300,000	300,000
Wendy’s/Arby’s Restaurants LLC, Term Loan 5.000%, 05/24/17	517,276	519,051

		14,637,377

Pharmaceuticals—0.4%
Medpace, Inc., Term Loan 6.500%, 06/22/17	800,000	792,000
Nyco Holdings 2 ApS, Term Loan 0.000%, 12/29/14 (b)	999,728	991,605
0.000%, 12/29/15 (b)	1,000,272	992,145

		2,775,750

Publishing—0.9%
Cengage Learning Acquisitions, Inc., Term Loan 2.500%, 07/03/14	1,979,448	1,781,503
Instant Web, Inc. Delayed Draw Term Loan 3.561%, 08/07/14	115,043	105,073
Term Loan 3.561%, 08/07/14	1,103,627	1,007,979
Merrill Communications LLC, Term Loan 7.500%, 12/24/12	1,593,936	1,591,944

Security Description	Principal Amount	Value

Publishing—(Continued)
Visant Holding Corp., Term Loan 5.250%, 12/22/16	$1,992,494	$1,991,872

		6,478,371

Specialty Retail—0.6%
FTD, Inc., Term Loan 4.750%, 06/06/18	1,197,000	1,195,474
Jo-Ann Stores, Inc., Term Loan 4.750%, 03/16/18	2,375,000	2,345,312
Savers, Inc., Term Loan 4.250%, 03/03/17	900,000	903,188

		4,443,974

Textiles, Apparel & Luxury Goods—0.1%
Warnaco, Inc., Term Loan 4.500%, 06/15/18	450,000	452,801

Transportation Infrastructure—0.9%
Brenntag Holding GmbH and Co., Term Loan 3.707%, 01/20/14	2,400,000	2,401,500
Kansas City Southern Railway Co. (The), Term Loan 1.972%, 04/26/13	1,875,325	1,875,325
Swift Transportation Co., Inc., Term Loan 6.000%, 12/21/16	2,429,136	2,448,858

		6,725,683

Utilities—4.0%
AES Corp., Term Loan 4.250%, 05/28/18	2,443,875	2,449,985
BRSP LLC, Term Loan 7.500%, 06/04/14	994,828	999,802
Calpine Corp., Term Loan 4.500%, 04/02/18	4,989,750	4,951,060
Covanta Energy Corp. Synthetic Letter of Credit 1.746%, 02/10/14	421,218	417,909
Term Loan 1.813%, 02/10/14	819,237	812,800
Dynegy Holdings, Inc. Synthetic Letter of Credit 4.030%, 04/02/13	5,829,861	5,719,508
Term Loan 4.030%, 04/02/13	687,479	674,466
Equipower Resources Holdings LLC, Term Loan 5.750%, 01/26/18	374,063	375,465

See accompanying notes to financial statements.

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Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Utilities—(Continued)
NRG Energy, Inc. Extended Letter of Credit 5.500%, 08/31/15	$4,904,467	$4,914,810
Extended Term Loan 3.628%, 08/31/15	837,182	838,985
New Term Loan B 0.000%, 06/11/18 (b)	4,150,000	4,139,625
Synthetic Letter of Credit 4.000%, 02/01/13	567	567
Term Loan 4.000%, 02/01/13	125,717	125,668
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan 4.730%, 10/10/17	5,151,565	4,028,339

		30,448,989

Wireless Telecommunication Services—0.1%
SBA Finance, Term Loan 0.000%, 06/29/18 (b)	875,000	877,187

Total Senior Floating-Rate Interests (Cost $744,036,732)		744,233,391

Short-Term Investment—4.7%

Repurchase Agreement—4.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $35,588,010 on 07/01/11 collateralized by $33,075,000 Fannie Mae at 4.125% due 04/15/14 with a value of $36,299,813. (Cost $35,588,000)	$35,588,000	35,588,000

Total Investments—102.9% (Cost $779,624,732#)		779,821,391
Less Unfunded Loan Commitments—(0.1)%		(501,429)

Net Investments—102.8% (Cost $779,123,303)		779,319,962
Other Assets and Liabilities (net)—(2.8)%		(21,157,374)

Net Assets—100.0%		$758,162,588

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $779,624,732. The aggregate unrealized appreciation and depreciation of investments were $3,886,881 and $(3,690,222), respectively, resulting in a net unrealized appreciation of $196,659 for federal income tax purposes.
(a)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This Senior Loan will settle after June 30, 2011, at which time the interest rate will be determined.
(c)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements all of a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

See accompanying notes to financial statements.

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Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Senior Floating-Rate Interests*	$—	$744,233,391	$—	$744,233,391
Total Short-Term Investments*	—	35,588,000	—	35,588,000
Total Investments	$—	$779,821,391	$—	$779,821,391

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discount	Realized Gain	Change in Unrealized Depreciation	Sales	Balance as of June 30, 2011	Change in Unrealized Depreciation for Investments still held at June 30, 2011
Senior Floating-Rate Interest
Broadcast Media	$4,125,716	$832	$82,351	$(75,950)	$(4,132,949)	$—	$—
Radio and TV Broadcasting	2,225,237	345	28,413	(15,702)	(2,238,293)	—	—

Total	$6,350,953	$1,177	$110,764	$(91,652)	$(6,371,242)	$—	$—

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$743,731,962
Repurchase Agreement	35,588,000
Receivable for investments sold	4,842,705
Receivable for shares sold	330,699
Interest receivable	3,926,744

Total assets	788,420,110

Liabilities
Due to custodian	2,473,495
Payables for:
Investments purchased	27,177,563
Shares redeemed	86,870
Accrued Expenses:
Management fees	373,639
Distribution and service fees - Class B	11,821
Administration fees	3,544
Custodian and accounting fees	38,618
Deferred trustees’ fees	9,948
Other expenses	82,024

Total liabilities	30,257,522

Net Assets	$758,162,588

Net Assets Represented by
Paid in surplus	$743,416,647
Accumulated net realized gain	1,884,594
Unrealized appreciation on investments	196,659
Undistributed net investment income	12,664,688

Net Assets	$758,162,588
Net Assets
Class A	$699,401,967
Class B	58,760,621
Capital Shares Outstanding*
Class A	67,889,705
Class B	5,719,690
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.30
Class B	10.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $744,036,732.
(b)	Investments at value includes unfunded loan commitments.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Interest	$14,890,585

Total investment income	14,890,585

Expenses
Management fees	1,930,262
Administration fees	17,550
Custodian and accounting fees	116,630
Distribution and service fees - Class B	52,939
Audit and tax services	46,881
Legal	20,931
Trustees’ fees and expenses	16,428
Shareholder reporting	12,697
Insurance	4,070
Miscellaneous	1,503

Total expenses	2,219,891

Net investment income	12,670,694

Net Realized and Unrealized Gain (Loss) on Investments Transactions
Net realized gain on investments	1,886,881

Net change in unrealized depreciation on investments transactions	(3,686,050)

Net realized and unrealized loss on investments	(1,799,169)

Net Increase in Net Assets from Operations	$10,871,525

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010(a)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$12,670,694	$12,458,198
Net realized gain on investments	1,886,881	1,617,177
Net change in unrealized appreciation on investments	(3,686,050)	3,882,709

Net increase in net assets resulting from operations	10,871,525	17,958,084

Distributions to Shareholders
From net investment income
Class A	(11,472,961)	—
Class B	(992,770)	—
From net realized gains
Class A	(1,488,936)	—
Class B	(130,528)	—

Net change in net assets resulting from distributions	(14,085,195)	—

Net increase in net assets from capital share transactions	205,136,198	538,281,976

Net Increase in Net Assets	201,922,,528	556,240,060
Net Assets at beginning of period	556,240,060	—

Net assets at end of period	$758,162,588	$556,240,060

Undistributed net investment income at end of period	$12,664,688	$12,459,725

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010(a)
	Shares	Value	Shares	Value
Class A
Sales	18,200,188	$188,222,166	52,811,731	$528,305,213
Reinvestments	1,257,216	12,961,897	—	—
Redemptions	(3,410,598)	(35,276,511)	(968,832)	(9,684,486)

Net increase	16,046,806	$165,907,552	51,842,899	$518,620,727

Class B
Sales	4,238,512	$44,110,833	2,128,206	$21,422,182
Reinvestments	109,164	1,123,298	—	—
Redemptions	(580,096)	(6,005,485)	(176,095)	(1,760,933)

Net increase	3,767,580	$39,228,646	1,952,111	$19,661,249

Increase derived from capital shares transactions		$205,136,198		$538,281,976

(a)	Commencement of operations—4/30/2010

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$10.34	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.21	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.09

Total From Investment Operations	0.20	0.34

Less Distributions
Distributions from Net Investment Income	(0.21)	—
Distributions from Net Realized Capital Gains	(0.03)	—

Total Distributions	(0.24)	—

Net Asset Value, End of Period	$10.30	$10.34

Total Return (%)	1.93	3.40

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.68 *	0.69	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.68 *	0.69	*
Ratio of Net Investment Income to Average Net Assets (%)	3.98 *	3.71	*
Portfolio Turnover Rate (%)	29.4	30.7
Net Assets, End of Period (in millions)	$699.4	$536.1

	Class B
	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$10.32	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.19	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.00)	0.07

Total From Investment Operations	0.19	0.32

Less Distributions
Distributions from Net Investment Income	(0.21)	—
Distributions from Net Realized Capital Gains	(0.03)	—

Total Distributions	(0.24)	—

Net Asset Value, End of Period	$10.27	$10.32

Total Return (%)	1.81	3.20

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.93 *	0.94	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.93 *	0.94	*
Ratio of Net Investment Income to Average Net Assets (%)	3.74 *	3.73	*
Portfolio Turnover Rate (%)	29.4	30.7
Net Assets, End of Period (in millions)	$58.8	$20.2

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/30/2010.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees’ compensation, losses deferred due to wash sales and non-deductible 12b-1 fees, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2011, the Portfolio had no open unfunded loan commitments.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Eaton Vance Management (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,930,262	0.625%	First $100 Million

	0.60%	Over $100 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.80%	1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net daily assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$380,275,085	$—	$183,019,144

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2010 were as follows:

Ordinary Income	Long-Term Capital Gain	Total

$—	$—	$—

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Income Tax Information - continued

There were no distributions paid for the year ending December 31, 2010.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$14,084,883	$—	$3,880,461	$—	$17,965,344

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

25

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Met/Franklin Income Portfolio returned 5.09% and 4.96%, respectively, compared to its benchmarks, the Barclays Capital U.S. Aggregate Bond Index1 and the Standard & Poor’s (S&P) 500 Index2, which returned 2.72% and 6.02%, respectively.

Market Environment/Conditions

Fixed income markets benefited from continued low, long-term interest rates and generally stable credit spreads for both investment-grade and high yield corporate bonds. Within equity markets, stocks appreciated in part due to continued economic growth in the U.S. and abroad, although investor uncertainty increased over the slowing pace of economic growth as the end of the period approached. Investor concerns impacting markets included European sovereign debt issues and economic headwinds caused by fiscal austerity measures, monetary policies in select emerging economies that targeted rising inflationary pressures and hampered growth, and rising domestic fears related to efforts to reduce the federal deficits amid political gridlock in Washington.

Portfolio Review/Current Positioning

Among the Portfolio’s fixed income holdings, top contributors to performance included utility company Texas Competitive Electric Holdings Co. LLC, which benefited from a comprehensive debt maturity extension; transaction data processing company First Data Corp., which advanced in part following clarity around regulatory reform; and natural gas provider Chesapeake Energy Corp.; which benefited from improved energy demand and a strong production and reserve profile. Detractors included NewPage Corp., which struggled with higher material costs; CHC Helicopter S.A., which experienced higher-than-expected repair costs leading to lower profitability, and R.H. Donnelley, which suffered from declining print and Internet-based sales, causing its securities to detract from portfolio results.

Top contributors among equity holdings included major pharmaceutical companies Roche Holding AG (Switzerland) and Pfizer, Inc., as well as diversified health care company Johnson & Johnson. Energy and Utility investments generally also aided performance. Strong total returns came from Energy sector holdings Exxon Mobil Corp., ConocoPhillips Co. and Canadian Oil Sands, Ltd. (Canada) and Electric Utility holdings Dominion Resources and FirstEnergy Corp. Equity detractors included Financials holdings Bank of America Corp., Citigroup, Inc. and Wells Fargo & Co. These holdings suffered from regulatory concerns and investor fears related to continued mortgage losses and potential exposure to the debt of certain European nations.

At period-end, the Portfolio held approximately 52% in fixed income holdings, and 44% in equity securities, up from 50% and 41%, respectively, on December 31, 2010. Within our fixed income sector allocation, the Portfolio continued to emphasize corporate debt securities, particularly high yield corporate bonds. Top fixed income sector allocations included Electric Utility, Energy, Technology and Consumer Non-Cyclicals sectors. Our equity allocation was primarily composed of dividend paying common stocks and convertible securities. Top equity sector exposures included Energy, Utilities, Health Care and Financials sectors.

We continued to favor investment opportunities where fundamental research may drive results while seeking to limit fixed income investments that may show greater sensitivity to rises in long-term interest rates going forward.

Edward Perks, CFA

Charles B. Johnson

Alex W. Peters, CFA

Matthew Quinlan

Franklin Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
CIT Group, Inc.	2.1
Texas Competitive Electric Holdings Co. LLC	2.0
Roche Holding AG	1.9
Merck & Co, Inc.	1.7
Exxon Mobil Corp.	1.7
Texas Competitive Electric Holdings Co. LLC	1.4
Wells Fargo & Co.	1.4
Southern Co.	1.3
ConocoPhillips Co.	1.2
Johnson & Johnson	1.2

Top Equity Sectors

% of Market Value of Total Investments
Utilities	11.4
Financials	11.0
Energy	8.3
Consumer, Non-cyclical	7.0
Cash & Equivalents	4.8

Top Fixed Income Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	42.8
Loan Participation	3.9
Foreign Bonds & Debt Securities	1.4
Convertible Bonds	0.7
Collateralized Mortgage Obligations	0.5

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MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Met/Franklin Income Portfolio managed by

Franklin Advisers, Inc. vs. Barclays Capital U.S. Aggregate Bond Index1 and

S&P 500 Index2

	Average Annual Return[3] (for the six months ended June 30, 2011)
	6 Month	1 Year	Since Inception[4]
Met/Franklin Income Portfolio—Class A	5.09%	17.93%	6.44%
Class B	4.96%	17.60%	6.18%
Barclays Capital U.S. Aggregate Bond Index[1]	2.72%	3.90%	6.08%
S&P 500 Index[2]	6.02%	30.69%	0.46%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS.

2 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4Inception of Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.73%	$1,000.00	$1,050.90	$3.71
Hypothetical*	0.73%	1,000.00	1,021.17	3.66

Class B(a)
Actual	0.98%	$1,000.00	$1,049.60	$4.98
Hypothetical*	0.98%	1,000.00	1,019.93	4.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—42.6% of Net Assets

Security Description	Par Amount	Value

Airlines—0.4%
American Airlines, Inc. 7.500%, 03/15/16 (144A) (a)	$1,700,000	$1,670,250

Auto Components—0.2%
Goodyear Tire & Rubber Co. (The) 8.250%, 08/15/20 (a)	600,000	651,000

Automobiles—0.4%
Chrysler Group LLC 8.250%, 06/15/21 (144A) (a)	1,700,000	1,678,750

Building Products—0.2%
Building Materials Corp. of America 6.750%, 05/01/21 (144A)	1,000,000	1,007,500

Chemicals—0.2%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 02/01/18	900,000	940,500

Commercial & Professional Services—1.2%
Hertz Corp. 8.875%, 01/01/14 (a)	1,027,000	1,057,810
Quintiles Transnational Corp. 9.500%, 12/30/14 (144A) (b)	2,700,000	2,774,250
United Rentals North America, Inc. 8.375%, 09/15/20	900,000	915,750

		4,747,810

Commercial Banks—3.9%
CIT Group, Inc. 7.000%, 05/01/14 (a)	669,206	678,408
7.000%, 05/04/15 (144A)	2,400,000	2,409,000
7.000%, 05/02/16 (144A)	8,600,000	8,589,250
7.000%, 05/02/17 (144A)	2,750,000	2,750,000
M&T Bank Corp. 6.875%, 06/15/16 (144A)	1,000,000	998,750
Wells Fargo Capital XIII 7.700%, 03/26/13 (a) (c)	300,000	307,500

		15,732,908

Communications Equipment—0.1%
CommScope, Inc. 8.250%, 01/15/19 (144A)	300,000	310,500

Computers & Peripherals—1.0%
CDW Escrow Corp. 8.500%, 04/01/19 (144A)	2,900,000	2,863,750

Security Description	Par Amount	Value

Computers & Peripherals—(Continued)
SunGard Data Systems, Inc. 7.625%, 11/15/20 (a)	$1,000,000	$1,015,000

		3,878,750

Construction & Engineering—0.3%
Abengoa Finance SAU 8.875%, 11/01/17 (144A)	1,200,000	1,223,103

Construction Materials—0.2%
Vulcan Materials Co. 7.500%, 06/15/21 (a)	700,000	700,285

Consumer Finance—1.1%
Ally Financial, Inc. 8.000%, 03/15/20	1,000,000	1,085,000
Ford Motor Credit Co. LLC 8.000%, 06/01/14	2,000,000	2,195,514
12.000%, 05/15/15	800,000	992,888

		4,273,402

Containers & Packaging—0.1%
Berry Plastics Corp. 9.750%, 01/15/21	250,000	243,125

Diversified Financial Services—1.3%
CDW LLC/CDW Finance Corp. 11.000%, 10/12/15	88,000	93,060
12.535%, 10/12/17	500,000	541,250
International Lease Finance Corp. 8.625%, 09/15/15 (144A)	100,000	108,750
Petroplus Finance, Ltd. 6.750%, 05/01/14 (144A)	800,000	788,000
7.000%, 05/01/17 (144A)	1,070,000	1,011,150
9.375%, 09/15/19 (144A) (a)	1,340,000	1,353,400
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 8.250%, 02/15/21 (144A)	300,000	282,000
UPCB Finance III, Ltd. 6.625%, 07/01/20 (144A) (a)	1,000,000	992,500

		5,170,110

Diversified Telecommunication Services—0.2%
Frontier Communications Corp. 8.250%, 04/15/17	300,000	327,750
8.500%, 04/15/20	400,000	438,000

		765,750

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Electric Utilities—2.1%
Calpine Construction Finance Co. LP/CCFC Finance Corp. 8.000%, 06/01/16 (144A)	$500,000	$542,500
Public Service Co. of New Mexico 7.950%, 05/15/18	300,000	339,062
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 10.250%, 11/01/15	9,500,000	5,795,000
10.500%, 11/01/16 (b)	59,414	38,916
11.500%, 10/01/20 (144A)	700,000	693,000
15.000%, 04/01/21 (144A) (a)	1,255,000	1,035,375

		8,443,853

Electronic Equipment, Instruments & Components—0.4%
NXP B.V./NXP Funding LLC 9.750%, 08/01/18 (144A)	500,000	562,500
Sanmina-SCI Corp. 7.000%, 05/15/19 (144A)	1,000,000	950,000

		1,512,500

Energy Equipment & Services—0.4%
Compagnie Generale de Geophysique-Veritas 6.500%, 06/01/21 (144A)	1,000,000	970,000
SESI LLC 6.875%, 06/01/14 (a)	790,000	803,825

		1,773,825

Food & Staples Retailing—0.3%
SUPERVALU, Inc. 8.000%, 05/01/16 (a)	1,000,000	1,025,000

Food Products—0.4%
Dean Foods Co. 9.750%, 12/15/18 (144A) (a)	1,000,000	1,067,500
JBS USA LLC/JBS USA Finance, Inc. 11.625%, 05/01/14	560,000	646,800

		1,714,300

Health Care Equipment & Supplies—0.1%
Giant Funding Corp. 8.250%, 02/01/18 (144A)	400,000	411,000

Health Care Providers & Services—4.2%
Community Health Systems, Inc. 8.875%, 07/15/15 (a)	700,000	722,750

Security Description	Par Amount	Value

Health Care Providers & Services—(Continued)
HCA Holdings, Inc.
6.375%, 01/15/15	$750,000	$768,750
9.250%, 11/15/16	2,500,000	2,665,625
8.500%, 04/15/19	2,100,000	2,331,000
7.875%, 02/15/20	1,400,000	1,526,000
7.750%, 05/15/21 (144A) (a)	1,000,000	1,042,500
Tenet Healthcare Corp. 9.250%, 02/01/15	3,900,000	4,285,125
8.000%, 08/01/20 (a)	1,400,000	1,429,750
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc. 8.000%, 02/01/18	1,200,000	1,245,000
7.750%, 02/01/19	500,000	508,750
Vanguard Health Systems, Inc. 8.110%, 02/01/16 (d)	500,000	331,875

		16,857,125

Hotels, Restaurants & Leisure—1.7%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	1,000,000	1,108,750
CityCenter Holdings LLC/ CityCenter Finance Corp. 7.625%, 01/15/16 (144A) (a)	400,000	413,000
10.750%, 01/15/17 (144A) (a) (b)	1,200,000	1,300,500
CKE Restaurants, Inc. 11.375%, 07/15/18 (a)	450,000	493,875
ClubCorp Club Operations, Inc. 10.000%, 12/01/18 (144A)	1,500,000	1,503,750
Host Hotels & Resorts LP 9.000%, 05/15/17 (a)	300,000	336,000
MGM Resorts International
6.750%, 04/01/13 (a)	200,000	201,500
10.000%, 11/01/16 (144A) (a)	1,500,000	1,601,250

		6,958,625

Household Durables—0.4%
Diversey, Inc. 8.250%, 11/15/19	900,000	1,059,750
KB HOME 6.250%, 06/15/15	400,000	384,000

		1,443,750

Independent Power Producers & Energy Traders—1.4%
Calpine Corp.
7.250%, 10/15/17 (144A)	1,000,000	1,020,000
7.875%, 07/31/20 (144A)	600,000	630,000

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Independent Power Producers & Energy Traders—(Continued)
7.500%, 02/15/21 (144A)	$1,000,000	$1,027,500
7.875%, 01/15/23 (144A)	1,000,000	1,031,250
Dynegy Roseton/ Danskammer Pass Through Trust, Series B 7.670%, 11/08/16	500,000	445,000
GenOn Energy, Inc. 7.875%, 06/15/17 (a)	1,300,000	1,313,000

		5,466,750

Machinery—0.5%
Manitowoc Co., Inc. (The) 9.500%, 02/15/18 (a)	800,000	873,000
Terex Corp. 8.000%, 11/15/17 (a)	1,000,000	1,030,000

		1,903,000

Manufacturing—0.7%
RBS Global, Inc./Rexnord Corp.
11.750%, 08/01/16 (a)	500,000	531,250
8.500%, 05/01/18	2,200,000	2,334,750

		2,866,000

Media—2.7%
Cablevision Systems Corp.
7.750%, 04/15/18	1,000,000	1,071,250
8.000%, 04/15/20 (a)	1,000,000	1,077,500
CCH II LLC/CCH II Capital Corp. 13.500%, 11/30/16	1,466,756	1,734,439
CCO Holdings LLC/CCO Holdings Capital Corp. 6.500%, 04/30/21	1,000,000	991,250
Cequel Communications Holdings I LLC/ Cequel Capital Corp. 8.625%, 11/15/17 (144A)	1,200,000	1,254,000
Clear Channel Communications, Inc. 9.000%, 03/01/21 (144A)	4,000,000	3,850,000
Clear Channel Worldwide Holdings, Inc., Series B 9.250%, 12/15/17	600,000	657,000
Dex One Corp. 12.000%, 01/29/17 (a)(b)	461,677	201,984

		10,837,423

Metals & Mining—0.7%
FMG Resources Pty, Ltd. 7.000%, 11/01/15	400,000	410,000

Security Description	Par Amount	Value

Metals & Mining—(Continued)
6.875%, 02/01/18	$2,500,000	$2,550,000

		2,960,000

Oil & Gas Exploration & Production—0.2%
Antero Resources Finance Corp. 9.375%, 12/01/17	700,000	756,000
Sabine Pass LNG LP 7.250%, 11/30/13	150,000	154,500

		910,500

Oil, Gas & Consumable Fuels—7.9%
Arch Coal, Inc. 7.250%, 06/15/21 (144A)	2,200,000	2,222,000
ATP Oil & Gas Corp. 11.875%, 05/01/15 (a)	1,000,000	1,010,000
Chesapeake Energy Corp. 9.500%, 02/15/15	1,000,000	1,165,000
6.875%, 08/15/18	700,000	738,500
7.250%, 12/15/18	2,000,000	2,190,000
6.875%, 11/15/20 (a)	885,000	939,206
CONSOL Energy, Inc. 8.250%, 04/01/20	700,000	766,500
Dynegy Holdings, Inc. 8.375%, 05/01/16	1,430,000	1,151,150
7.500%, 06/01/15	2,500,000	2,050,000
7.750%, 06/01/19	716,000	524,470
Energy Transfer Equity LP 7.500%, 10/15/20	900,000	963,000
Energy XXI Gulf Coast, Inc. 9.250%, 12/15/17 (144A)	1,000,000	1,067,500
EXCO Resources, Inc. 7.500%, 09/15/18	1,400,000	1,365,000
Expro Finance Luxembourg SCA 8.500%, 12/15/16 (144A)(a)	1,100,000	1,067,000
Forest Oil Corp. 7.250%, 06/15/19	532,000	545,300
Holly Corp. 9.875%, 06/15/17	200,000	224,000
Linn Energy LLC 8.625%, 04/15/20	1,300,000	1,417,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, 03/15/18	1,000,000	1,055,000
OGX Petroleo e Gas Participacoes S.A. 8.500%, 06/01/18 (144A)	1,500,000	1,550,250

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels—(Continued)
Petrohawk Energy Corp. 10.500%, 08/01/14	$400,000	$452,000
7.875%, 06/01/15	1,430,000	1,505,075
Pioneer Natural Resources Co. 6.875%, 05/01/18 (a)	330,000	357,946
SandRidge Energy, Inc. 3.930%, 04/01/14 (a)(c)	1,375,000	1,362,436
9.875%, 05/15/16 (144A)	400,000	441,000
8.000%, 06/01/18 (144A)	1,290,000	1,322,250
7.500%, 03/15/21 (144A)	2,200,000	2,230,250
W&T Offshore, Inc. 8.500%, 06/15/19 (144A)	800,000	810,000
Western Refining, Inc. 11.250%, 06/15/17 (144A)	1,000,000	1,130,000

		31,621,833

Paper & Forest Products—0.2%
NewPage Corp. 10.000%, 05/01/12 (a)	800,000	244,000
11.375%, 12/31/14 (a)	450,000	421,875

		665,875

Pharmaceuticals—0.3%
Mylan, Inc. 6.000%, 11/15/18 (144A)	1,000,000	1,021,250

Publishing—0.4%
Visant Corp. 10.000%, 10/01/17	1,400,000	1,456,000

Real Estate Investment Trusts—0.1%
iStar Financial, Inc. 8.625%, 06/01/13 (a)	350,000	360,500

Semiconductors & Semiconductor Equipment—2.1%
Advanced Micro Devices, Inc. 8.125%, 12/15/17	500,000	525,000
Freescale Semiconductor, Inc. 10.125%, 12/15/16 (a)	401,000	433,581
10.125%, 03/15/18 (144A) (a)	2,190,000	2,441,850
8.050%, 02/01/20 (144A) (a)	1,200,000	1,212,000
10.750%, 08/01/20 (144A) (a)	3,500,000	3,972,500

		8,584,931

Software—2.6%
First Data Corp. 9.875%, 09/24/15 (a)	149,000	153,843

Security Description	Par/Shares Amount	Value

Software—(Continued)
11.250%, 03/31/16 (a)	$2,400,000	$2,376,000
8.250%, 01/15/21 (144A) (a)	3,465,000	3,413,025
12.625%, 01/15/21 (144A)	3,187,000	3,426,025
8.750%, 01/15/22 (144A) (a) (b)	1,217,000	1,195,702

		10,564,595

Transportation—0.8%
CEVA Group plc 8.375%, 12/01/17 (144A)	900,000	914,625
11.500%, 04/01/18 (144A)	1,400,000	1,480,500
CHC Helicopter S.A. 9.250%, 10/15/20 (144A)	1,000,000	907,500

		3,302,625

Wireless Telecommunication Services—1.2%
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000%, 12/01/15 (144A) (a)	1,000,000	1,076,250
Cricket Communications, Inc. 7.750%, 10/15/20 (a)	1,900,000	1,866,750
7.750%, 10/15/20 (144A)	600,000	589,500
Intelsat Jackson Holdings S.A. 7.500%, 04/01/21 (144A)	1,500,000	1,494,375

		5,026,875

Total Domestic Bonds & Debt Securities (Cost $161,436,226)		170,681,878

Common Stocks—39.0%

Aerospace & Defense—0.3%
Boeing Co. (The)	17,050	1,260,507

Automobiles—0.0%
Escrow GM Corp. Senior	15,000	9,750
General Motors Co.* (a)	1,459	44,295

		54,045

Beverages—0.9%
Diageo plc	60,000	1,227,340
PepsiCo, Inc.	32,400	2,281,932

		3,509,272

Commercial Banks—3.5%
Banco Santander S.A.	101,538	1,173,370
Barclays plc	258,020	1,063,287
CIT Group, Inc.* (a)	30,821	1,364,137

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
HSBC Holdings plc	250,000	$2,482,990
M&T Bank Corp. (a)	25,000	2,198,750
Wells Fargo & Co.	200,000	5,612,000

		13,894,534

Communications Equipment—0.2%
Cisco Systems, Inc.	50,000	780,500

Diversified Financial Services—2.4%
Bank of America Corp.	363,720	3,986,371
Citigroup, Inc.	34,984	1,456,734
JPMorgan Chase & Co.	100,000	4,094,000

		9,537,105

Diversified Telecommunication Services—2.3%
AT&T, Inc. (a)	128,740	4,043,723
CenturyLink, Inc.	30,000	1,212,900
Frontier Communications Corp. (a)	47,001	379,298
Telstra Corp., Ltd.	500,000	1,553,479
Verizon Communications, Inc.	50,000	1,861,500

		9,050,900

Electric Utilities—6.1%
American Electric Power Co., Inc.	60,000	2,260,800
Duke Energy Corp. (a)	190,000	3,577,700
Entergy Corp. (a)	40,000	2,731,200
FirstEnergy Corp.	50,000	2,207,500
NextEra Energy, Inc. (a)	60,000	3,447,600
Pinnacle West Capital Corp.	15,000	668,700
PPL Corp.	55,000	1,530,650
Progress Energy, Inc. (a)	60,000	2,880,600
Southern Co. (a)	130,000	5,249,400

		24,554,150

Energy Equipment & Services—1.0%
Baker Hughes, Inc.	20,000	1,451,200
Schlumberger, Ltd.	20,000	1,728,000
Weatherford International, Ltd.*	50,000	937,500

		4,116,700

Gas Utilities—0.2%
AGL Resources, Inc.	20,000	814,200

Independent Power Producers & Energy Traders—0.1%
Dynegy, Inc.* (a)	76,900	476,011

Industrial Conglomerates—0.8%
General Electric Co.	163,683	3,087,062

Security Description	Shares	Value

Insurance—0.3%
QBE Insurance Group, Ltd.	69,160	$1,284,675

Media—0.3%
Comcast Corp.—Class A	50,000	1,267,000
Dex One Corp.* (a)	43,546	110,171

		1,377,171

Metals & Mining—1.3%
AngloGold Ashanti, Ltd.	20,000	841,800
Barrick Gold Corp.	40,000	1,811,600
Newmont Mining Corp.	40,900	2,207,373
Nucor Corp. (a)	10,000	412,200

		5,272,973

Multi-Utilities—4.7%
CenterPoint Energy, Inc.	50,000	967,500
Consolidated Edison, Inc. (a)	20,000	1,064,800
Dominion Resources, Inc. (a)	65,000	3,137,550
PG&E Corp. (a)	100,000	4,203,000
Public Service Enterprise Group, Inc.	100,000	3,264,000
Sempra Energy	50,000	2,644,000
TECO Energy, Inc. (a)	80,000	1,511,200
Xcel Energy, Inc. (a)	91,927	2,233,826

		19,025,876

Multiline Retail—0.4%
Target Corp. (a)	30,000	1,407,300

Office Electronics—0.3%
Xerox Corp. (a)	100,000	1,041,000

Oil, Gas & Consumable Fuels—6.1%
Alpha Natural Resources, Inc.*	10,000	454,400
BP plc (ADR)	100,000	4,429,000
Callon Petroleum Co.*	20,471	143,706
Canadian Oil Sands, Ltd.	150,000	4,329,272
Chesapeake Energy Corp. (a)	35,000	1,039,150
Chevron Corp.	10,000	1,028,400
ConocoPhillips Co.	65,000	4,887,350
Exxon Mobil Corp.	81,294	6,615,706
Spectra Energy Corp. (a)	60,000	1,644,600

		24,571,584

Pharmaceuticals—5.8%
Johnson & Johnson	70,000	4,656,400
Merck & Co., Inc.	196,230	6,924,957
Pfizer, Inc.	195,170	4,020,502
Roche Holding AG	45,000	7,523,088

		23,124,947

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—0.2%
Westfield Retail Trust	272,200	$792,831

Semiconductors & Semiconductor Equipment—0.8%
First Solar, Inc.* ( a)	1,308	173,009
Intel Corp. (a)	130,000	2,880,800

		3,053,809

Specialty Retail—0.2%
Home Depot, Inc. (The)	27,200	985,184

Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association* (a)	6,909	2,287

Wireless Telecommunication Services—0.8%
Vodafone Group plc	1,201,330	3,196,371

Total Common Stocks (Cost $141,792,575)		156,270,994

Convertible Preferred Stocks—3.9%

Automobiles—0.3%
General Motors Co., Series B 4.750%, 12/01/13	25,000	1,219,875

Commercial Banks—0.8%
Wells Fargo & Co., Series L 7.500%, 04/08/17	2,800	2,968,000

Diversified Financial Services—1.6%
Bank of America Corp., Series L 7.250%, 01/08/29	4,000	4,004,800
Citigroup, Inc. 7.500%, 12/15/12	20,000	2,403,000

		6,407,800

Electric Utilities—0.1%
NextEra Energy, Inc. 8.375%, 06/01/12	10,000	518,500

Health Care Providers & Services—0.3%
Tenet Healthcare Corp. 7.000%, 10/01/12	1,100	1,152,250

Oil, Gas & Consumable Fuels—0.6%
SandRidge Energy, Inc. 7.000%, 12/31/49 (144A)*	15,000	2,413,020

Convertible Preferred Stocks—(Continued)
Security Description	Shares/Par Amount	Value

Real Estate Investment Trusts—0.2%
FelCor Lodging Trust, Inc. 1.950%, 12/31/49 (a)*	34,000	$909,500

Total Convertible Preferred Stocks (Cost $12,172,351)		15,588,945

Loan Participation—3.8%

Automobiles—0.6%
Allison Transmission, Inc. 2.940%, 08/07/14	$459,414	450,841
Chrysler Group LLC 6.000%, 05/19/17	2,200,000	2,153,415

		2,604,256

Electric Utilities—2.0%
Texas Competitive Electric Holdings Co. LLC 4.690%, 10/10/17	10,097,729	7,917,630

Media—0.2%
Clear Channel Communications, Inc. 3.836%, 11/13/15	719,284	611,391

Printing, Publishing, and Broadcasting—0.0%
Supermedia, Inc. 11.000%, 12/31/15	103,102	62,224
11.000%, 12/31/15 (e)	130,943	498

		62,722

Real Estate Investment Trust—0.4%
First Data Corp. 2.945%, 09/24/14	1,794,002	1,664,950

Software—0.6%
iStar Financial, Inc. 7.000%, 06/30/14	2,500,000	2,497,925

Total Loan Participation (Cost $15,207,536)		15,358,874

Preferred Stocks—2.8%

Commercial Banks—0.5%
Wells Fargo Capital XV 9.750%, 09/26/13 (a) (c)	1,835,000	1,945,100

Consumer Finance—0.0%
Ally Financial, Inc., Series G 7.000%, 12/31/11	141	132,522

See accompanying notes to financial statements.

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Met/Franklin Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Preferred Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Diversified Financial Services—1.5%
Bank of America Corp. 8.125%, 05/15/18 (a) (c)	1,500,000	$1,568,340
JPMorgan Chase & Co., Series 1 7.900%, 04/30/18 (c)	4,250,000	4,580,416

		6,148,756

Metals & Mining—0.3%
AngloGold Ashanti, Ltd. 6.000%, 09/15/13 (a)	20,000	999,200

Oil, Gas & Consumable Fuels—0.5%
Chesapeake Energy Corp. 5.750% (144A)	1,500	1,881,345

Thrifts & Mortgage Finance—0.0%
Fannie Mae, Series S 8.250%, 12/31/15 (c)*	6,900	14,835
Freddie Mac, Series Z 8.375%, 12/31/12 (c)*	10,300	30,926

		45,761

Total Preferred Stocks (Cost $8,846,386)		11,152,684

Foreign Bonds & Debt Securities—1.4%

Germany—0.4%
Kinove German Bondco GmbH 10.000%, 06/15/18 (144A) (h) (EUR)	1,000,000	1,514,075

United Kingdom—1.0%
Boparan Holdings, Ltd. 9.750%, 04/30/18 (144A) (g) (EUR)	500,000	697,128
9.875%, 04/30/18 (144A) (h) (GBP)	500,000	771,264
Ineos Group Holdings plc 7.875%, 02/15/16 (144A) (h)	158,000	224,308
Kerling plc 10.625%, 02/01/17 (144A) (h) (EUR)	1,100,000	1,697,435
Virgin Media Secured Finance plc 7.000%, 01/15/18 (g) (GBP)	500,000	850,600

		4,240,735

Total Foreign Bonds & Debt Securities (Cost $5,501,012)		5,754,810

Convertible Bonds—0.7%
Security Description	Shares/Par Amount	Value

Commercial Banks—0.1%
CapitalSource, Inc. 3.500%/4.000%, 07/15/34 (f)	$450,000	$452,250

Construction Materials—0.4%
Cemex S.A.B. de C.V. 3.250%, 03/15/16 (144A)	900,000	895,500
3.750%, 03/15/18 (144A)	570,000	567,150

		1,462,650

Real Estate Investment Trusts—0.1%
iStar Financial, Inc. 0.805%, 10/01/12 (c)	500,000	450,000

Semiconductors & Semiconductor Equipment—0.1%
Advanced Micro Devices, Inc. 6.000%, 05/01/15	238,000	242,462

Total Convertible Bonds (Cost $2,454,864)		2,607,362

Collateralized Mortgage Obligations—0.3%

Commercial Banks—0.3%
Banc of America Large Loan 1.938%, 11/15/15 (144A) (c) (Cost $1,272,793)	1,462,981	1,358,836

Municipals—0.3%
California State General Obligation Unlimited, Build America Bonds 7.950%, 03/01/36 (Cost $1,001,180)	1,000,000	1,090,540

Warrants—0.0%

Automobiles—0.0%
General Motors Co., expires 07/10/16*	1,326	28,377
General Motors Co., expires 07/10/19* (a)	1,326	21,123

		49,500

Media—0.0%
Charter Communications, Inc., expires 11/30/14*	1,273	17,822

Total Warrants (Cost $129,902)		67,322

See accompanying notes to financial statements.

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Met/Franklin Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—23.1%

Security Description	Shares/Par Amount	Value

Discount Notes—1.3%
Federal Farm Credit Bank 0.010%, 07/01/11 (d)	$1,190,000	$1,190,000
Federal Home Loan Bank 0.010%, 07/01/11 (d)	4,225,000	4,225,000

		5,415,000

Mutual Funds—18.4%
State Street Navigator Securities Lending Prime Portfolio (i)	73,757,109	73,757,109

Repurchase Agreements—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $13,581,004 on 07/01/11 collateralized by $ 13,855,000 Freddie Mac at 2.000% due 12/03/15 with a value of $ 13,855,000.	$13,581,000	13,581,000

Total Short-Term Investments (Cost $92,753,109)		92,753,109

Total Investments—117.9% (Cost $442,567,934#)		472,685,354
Other Assets and Liabilities (net)—(17.9)%		(71,877,474)

Net Assets—100.0%		$400,807,880

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $442,567,934. The aggregate unrealized appreciation and depreciation of investments were $38,056,744 and $(7,939,324), respectively, resulting in a net unrealized appreciation of $30,117,420 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $72,747,282 and the collateral received consisted of cash in the amount of $73,757,109 and non-cash collateral with a value of $10,051. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities
(d)	Zero coupon bond—Interest rate represents current yield to maturity.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(g)	Par shown in British Pound. Value is shown in USD.
(h)	Par shown in Euro. Value is shown in USD.
(i)	Represents investment of cash collateral received from securities lending transactions.
(144A)—Securities	exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $98,613,191, which was 24.6% of net assets
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
EUR—	Euro
GBP—	British Pound

See accompanying notes to financial statements.

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Met/Franklin Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$170,681,878	$—	$170,681,878
Common Stocks
Aerospace & Defense	1,260,507	—	—	1,260,507
Automobiles	44,295	9,750	—	54,045
Beverages	2,281,932	1,227,340	—	3,509,272
Commercial Banks	9,174,887	4,719,647	—	13,894,534
Communications Equipment	780,500	—	—	780,500
Diversified Financial Services	9,537,105	—	—	9,537,105
Diversified Telecommunication Services	7,497,421	1,553,479	—	9,050,900
Electric Utilities	24,554,150	—	—	24,554,150
Energy Equipment & Services	4,116,700	—	—	4,116,700
Gas Utilities	814,200	—	—	814,200
Independent Power Producers & Energy Traders	476,011	—	—	476,011
Industrial Conglomerates	3,087,062	—	—	3,087,062
Insurance	—	1,284,675	—	1,284,675
Media	1,377,171	—	—	1,377,171
Metals & Mining	5,272,973	—	—	5,272,973
Multi-Utilities	19,025,876	—	—	19,025,876
Multiline Retail	1,407,300	—	—	1,407,300
Office Electronics	1,041,000	—	—	1,041,000
Oil, Gas & Consumable Fuels	24,571,584	—	—	24,571,584
Pharmaceuticals	15,601,859	7,523,088	—	23,124,947
Real Estate Investment Trusts	—	792,831	—	792,831
Semiconductors & Semiconductor Equipment	3,053,809	—	—	3,053,809
Specialty Retail	985,184	—	—	985,184
Thrifts & Mortgage Finance	2,287	—	—	2,287
Wireless Telecommunication Services	—	3,196,371	—	3,196,371
Total Common Stocks	135,963,813	20,307,181	—	156,270,994
Total Convertible Preferred Stocks*	15,588,945	—	—	15,588,945
Total Loan Participation*	—	15,358,874	—	15,358,874

See accompanying notes to financial statements.

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Met/Franklin Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Commercial Banks	$—	$1,945,100	$—	$1,945,100
Consumer Finance	132,522	—	—	132,522
Diversified Financial Services	—	6,148,756	—	6,148,756
Metals & Mining	999,200	—	—	999,200
Oil, Gas & Consumable Fuels	1,881,345	—	—	1,881,345
Thrifts & Mortgage Finance	45,761	—	—	45,761
Total Preferred Stocks	3,058,828	8,093,856	—	11,152,684
Total Foreign Bonds & Debt Securities*	—	5,754,810	—	5,754,810
Total Convertible Bonds*	—	2,607,362	—	2,607,362
Total Collateralized Mortgage Obligations*	—	1,358,836	—	1,358,836
Municipal	—	1,090,540	—	1,090,540
Total Warrants*	67,322	—	—	67,322
Short-Term Investments
Discount Notes	—	5,415,000	—	5,415,000
Mutual Funds	73,757,109	—	—	73,757,109
Repurchase Agreements	—	13,581,000	—	13,581,000
Total Short-Term Investments	73,757,109	18,996,000	—	92,753,109
Total Investments	$228,436,017	$244,249,337	$—	$472,685,354

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$459,104,354
Repurchase Agreement	13,581,000
Cash	26,249
Cash denominated in foreign currencies (c)	1,727
Receivable for investments sold	744,059
Receivable for shares sold	108,755
Dividends receivable	512,738
Interest receivable	3,726,377

Total assets	477,805,259

Liabilities
Payables for:
Investments purchased	2,918,235
Shares redeemed	11,045
Collateral for securities loaned	73,757,109
Accrued Expenses:
Management fees	213,260
Distribution and service fees - Class B	16,601
Administration fees	2,097
Custodian and accounting fees	10,666
Deferred trustees’ fees	20,516
Other expenses	47,850

Total liabilities	76,997,379

Net Assets	$400,807,880

Net Assets Represented by
Paid in surplus	$358,131,439
Accumulated net realized gain	1,483,839
Unrealized appreciation on investments and foreign currency transactions	30,117,605
Undistributed net investment income	11,074,997

Net Assets	$400,807,880
Net Assets
Class A	$318,316,911
Class B	82,490,969
Capital Shares Outstanding*
Class A	30,442,973
Class B	7,925,227
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.46
Class B	10.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $428,986,934.
(b)	Includes securities loaned at value of $72,747,282.
(c)	Identified cost of cash denominated in foreign currencies was $1,753.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$3,231,005
Interest (b)	9,401,158

Total investment income	12,632,163

Expenses
Management fees	1,406,722
Administration fees	11,258
Custodian and accounting fees	41,616
Distribution and service fees - Class B	91,815
Audit and tax services	16,645
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	18,422
Insurance	2,365
Miscellaneous	3,936

Total expenses	1,629,448
Less management fee waiver	(146,394)

Net expenses	1,483,054

Net investment income	11,149,109

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	3,280,934
Foreign currency transactions	14,948

Net realized gain on investments and foreign currency transactions	3,295,882

Net change in unrealized appreciation (depreciation) on:
Investments	3,482,874
Foreign currency transactions	(4,936)

Net change in unrealized appreciation on investments and foreign currency transactions	3,477,938

Net realized and unrealized gain on investments and foreign currency transactions	6,773,820

Net Increase in Net Assets from Operations	$17,922,929

(a)	Net of foreign withholding taxes of $77,724.
(b)	Includes net income on securities loaned of $96,379.

See accompanying notes to financial statements.

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Met/Franklin Income Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$11,149,109	$18,136,899
Net realized gain on investments and foreign currency transactions	3,295,882	8,092,581
Net change in unrealized appreciation on investments and foreign currency transactions	3,477,938	8,378,319

Net increase in net assets resulting from operations	17,922,929	34,607,799

Distributions to Shareholders
From net investment income
Class A	(14,660,207)	(10,752,103)
Class B	(3,479,136)	(1,727,909)
From net realized gains
Class A	(8,816,105)	(1,447,311)
Class B	(2,160,135)	(239,114)

Net decrease in net assets resulting from distributions	(29,115,583)	(14,166,437)

Net increase in net assets from capital share transactions	59,279,897	79,264,263

Net Increase in Net Assets	48,087,243	99,705,625
Net assets at beginning of period	352,720,637	253,015,012

Net assets at end of period	$400,807,880	$352,720,637

Undistributed net investment income at end of period	$11,074,997	$18,065,231

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,897,431	$20,727,823	5,088,565	$51,815,306
Reinvestments	2,231,589	23,476,312	1,210,259	12,199,414
Redemptions	(595,616)	(6,397,290)	(1,271,232)	(12,513,995)

Net increase	3,533,404	$37,806,845	5,027,592	$51,500,725

Class B
Sales	2,000,358	$21,717,857	3,232,881	$32,725,980
Reinvestments	538,098	5,639,271	195,724	1,967,023
Redemptions	(540,472)	(5,884,076)	(689,150)	(6,929,465)

Net increase	1,997,984	$21,473,052	2,739,455	$27,763,538

Increase derived from capital shares transactions		$59,279,897		$79,264,263

See accompanying notes to financial statements.

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Met/Franklin Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(b)
Net Asset Value, Beginning of Period	$10.75		$10.10	$7.87	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.32		0.63	0.66	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.24		0.55	1.57	(2.29)

Total From Investment Operations	0.56		1.18	2.23	(1.93)

Less Distributions
Distributions from Net Investment Income	(0.53)		(0.47)	—	(0.20)
Distributions from Net Realized Capital Gains	(0.32)		—	—	—
Distributions from Return of Capital	—		(0.06)	—	(0.00)+

Total Distributions	(0.85)		(0.53)	—	(0.20)

Net Asset Value, End of Period	$10.46		$10.75	$10.10	$7.87

Total Return (%)	5.09		12.13	28.05	(19.19)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.81	*	0.85	0.93	1.03 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.73	*	0.76	0.82	0.88 *
Ratio of Net Investment Income to Average Net Assets (%)	5.91	*	6.19	7.42	6.13 *
Portfolio Turnover Rate (%)	7.0		34.4	33.4	12.7
Net Assets, End of Period (in millions)	$318.3		$289.3	$220.9	$92.0

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(b)
Net Asset Value, Beginning of Period	$10.70		$10.07	$7.86	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.30		0.60	0.64	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.24		0.54	1.57	(2.30)

Total From Investment Operations	0.54		1.14	2.21	(1.95)

Less Distributions
Distributions from Net Investment Income	(0.51)		(0.45)	—	(0.19)
Distributions from Net Realized Capital Gains	(0.32)		—	—	—
Distributions from Return of Capital	—		(0.06)	—	(0.00)+

Total Distributions	(0.83)		(0.51)	—	(0.19)

Net Asset Value, End of Period	$10.41		$10.70	$10.07	$7.86

Total Return (%)	4.96		11.82	27.83	(19.36)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.06	*	1.10	1.18	1.28 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.98	*	1.01	1.07	1.14 *
Ratio of Net Investment Income to Average Net Assets (%)	5.68	*	5.9	7.13	6.06 *
Portfolio Turnover Rate (%)	7.0		34.4	33.4	12.7
Net Assets, End of Period (in millions)	$82.5		$63.4	$32.1	$10.0

*	Annualized
+	Distributions from return of capital were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Met/Franklin Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, deferred trustees’ compensation, defaulted bonds, broker commission recapture, premium amortization adjustments, Real Estate Investment Trust (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of

20

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,406,722	0.800%	First $200 Million

	0.675%	$200 Million to $500 Million

	0.650%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

From January 1, 2011 through February 28, 2011, the Adviser voluntarily agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio, each a series of the Trust.

From March 1, 2011 through April 30, 2011, the Adviser voluntarily agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Mutual Shares Portfolio, Met/Templeton Growth Portfolio and Met/Templeton International Bond Portfolio, each a series of the Trust.

From May 1, 2011 through May 23, 2011, the Adviser contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Low Duration Total Return Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio, each a series of the Trust. Over the same period of time, the assets of Met/Templeton International Bond Portfolio were included on a voluntary basis for purposing of determining the amount of the management fee waiver. Effective May 24, 2011, the assets of Met/Templeton International Bond Portfolio were contractually added to the calculation of the management fee waiver.

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MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$76,374,236	$—	$24,774,629

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009

$13,314,818	$—	$851,619	$—	$—	$—	$14,166,437	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Deferrals	Total
$24,298,807	$4,773,465	$24,813,125	$—	$53,885,397

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

23

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Managed By Franklin Advisors, Inc.

Portfolio Manager Commentary*

Performance

Since its April 29, 2011 inception, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned -0.10% and -0.10%, respectively, compared to the 0.40% return of its benchmark, the Barclays Capital US Government/Credit 1-3 Year Index1.

Market Environment/Conditions

During the period, some key economic indicators declined more than expected, and European sovereign credit risks lingered. These conditions led to a flight to quality and uncertainty about growth forecasts for the second half of 2011. As market volatility increased, analysts seemed unsure if the slowdown would be a temporary or persistent issue, which prompted them to downgrade their U.S. gross domestic product forecasts. Despite weak economic data and potential risks to global economic expansion, expectations were modestly positive for U.S. economic growth and a continued global recovery in the second half of 2011.

Corporate earnings continued to hold steady as news regarding profits and balance sheets was generally positive. Bank loan surveys showed improved consumer and business credit conditions. Core retail sales remained at moderate levels. Manufacturing sector activity began to slow, due to severe weather, global supply-chain disruptions and excessive inventory building. The labor market, which had shown signs of healing, delivered weak reports, and the unemployment rate remained at an elevated level. Year-over-year core consumer prices modestly increased, but slack in employment kept labor inflation contained. Headwinds including U.S. federal debt levels, eurozone credit concerns and a depressed U.S. housing market continued to challenge economic expansion.

Volatility and uncertainty increased during the period, leading most domestic fixed income sectors to trail the strong performance of U.S. Treasuries. Using the Barclays Capital U.S. Aggregate Index’s components as measures of fixed income performance, emerging market (U.S. dollar) securities were strongest during the period. High-quality fixed income sectors delivered positive returns as well, including U.S. Treasuries, U.S. residential mortgage-backed securities (MBS), asset-backed securities, U.S. agency securities and U.S. corporate investment grade bonds. More credit-sensitive sectors lagged and had slightly negative returns, including U.S. high yield bonds and commercial MBS (CMBS).

Portfolio Review/Current Positioning

Since the Portfolio’s inception on April 29, 2011, through the reporting period, we implemented our investment strategy and emphasized shorter term and adjustable-rate securities to maintain a lower interest rate risk profile. We held an overweighted allocation in many credit sectors based on our belief that valuations were attractive on a longer term basis. This included investment grade securities in the financials sector, where increased regulation may decrease earnings volatility. However, our expectations were tempered by remaining concerns over European sovereign and bank credit risks and potential oil supply shocks. We favored some higher quality CMBS that had become more seasoned and were appropriate for the Portfolio’s low duration mandate. We also invested in municipal bonds to take advantage of what we considered opportunities in that sector. Our research indicated that many of the best opportunities in global bond markets were outside the U.S., and, accordingly, we allocated exposure to diversified positions in international bonds and currencies.

During the period, sub-investment-grade credit sectors posted negative returns, and caused our allocation to these markets to detract from performance. The Portfolio’s positioning in CMBS detracted as spreads widened in the sector. Our exposure to non-U.S. government debt contributed to local currency market returns, though currency exposure had a negative impact on Portfolio results. Our weighting in agency MBS contributed to performance as the sector produced positive total returns during the period.

At period-end, we positioned the Portfolio with a duration shorter than that of the benchmark, seeking to reduce sensitivity to interest rate changes. We held an overweighted allocation to credit sectors, both investment grade and below investment grade. The Portfolio held a diversified allocation to international bonds and currencies. We favored some higher quality CMBS and had a weighting in municipal bonds and agency mortgages.

Roger A. Bayston, CFA

Kent Burns, CFA

Christopher J. Molumphy, CFA

Franklin Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
U.S. Treasury Notes	25.0
Fannie Mae 30 Yr. Pool	8.0
Fannie Mae 15 Yr. Pool	4.7
Korea Treasury Bond	2.4
Sweden Government Bond	1.6
Malaysia Government Bond	1.5
Freddie Mac Multifamily Structured Pass Through Certificates	1.4
Freddie Mac Non Gold Pool	1.4
Norway Treasury Bill	1.2
Poland Government Bond	1.2

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	39.1
Domestic Bonds & Debt Securities	23.2
Foreign Bonds & Debt Securities	13.6
Cash & Equivalents	6.6
Collateralized Mortgage Obligations	5.9
Municipals	4.7
Asset-Backed Securities	4.6
Loan Participations	2.2
Convertible Bonds	0.1

2

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Met/Franklin Low Duration Total Return Portfolio managed by
Franklin Advisers, Inc. vs. Barclays Capital US Govt/Credit 1-3 Year Index1

Cumulative Return[2] (for the period ended June 30, 2011)
Since Inception[3]
Met/Franklin Low Duration Total Return Portfolio—Class A	-0.10%
Class B	-0.10%
Barclays Capital US Govt/Credit 1-3 Year Index[1]	0.40%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays Capital US Government/Credit 1-3 Year Index is an unmanaged index which tracks public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

2 “Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A and B shares is 4/29/11. Index returns are based on an inception date of 4/29/11.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 29, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 29, 2011**	Ending Account Value June 30, 2011	Expenses Paid During Period*** April 29, 2011 to June 30, 2011

Class A(a)(b)
Actual	0.55%	$1,000.00	$999.00	$0.95
Hypothetical*	0.55%	1,000.00	1,007.68	0.95

Class B(a)(b)
Actual	0.80%	$1,000.00	$999.00	$1.38
Hypothetical*	0.80%	1,000.00	1,007.25	1.39

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Commencement of operations—April 29, 2011.

*** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent two month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (62 days) in the most recent fiscal half-year, divided by 365 (to reflect the two month period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—40.5% of Net Assets

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—14.1%
Fannie Mae 15 Yr. Pool 4.500%, 09/01/24	$6,494,545	$6,902,853
4.500%, 03/01/25	9,892,742	10,503,871
4.000%, 04/01/26	8,175,721	8,526,209
4.000%, 05/01/26	8,645,908	9,021,956
Fannie Mae ARM Pool 2.125%, 05/01/19 (a)	138,145	138,865
2.305%, 01/01/20 (a)	207,740	216,462
2.323%, 02/01/32 (a)	157,526	165,022
2.413%, 06/01/32 (a)	86,667	88,037
2.490%, 01/01/33 (a)	211,633	211,960
2.447%, 06/01/33 (a)	124,335	124,445
2.623%, 08/01/33 (a)	139,821	146,505
2.611%, 10/01/33 (a)	126,715	132,966
2.750%, 05/01/34 (a)	227,379	227,532
3.754%, 05/01/34 (a)	140,466	141,133
2.575%, 11/01/34 (a)	104,061	109,518
2.680%, 11/01/34 (a)	12,625,511	13,312,802
2.535%, 02/01/35 (a)	239,069	250,868
4.764%, 03/01/35 (a)	141,640	148,520
2.685%, 04/01/35 (a)	2,389,100	2,520,185
4.140%, 04/01/35 (a)	447,950	466,778
2.398%, 06/01/35 (a)	133,281	139,615
2.506%, 07/01/35 (a)	471,339	497,266
2.915%, 08/01/35 (a)	3,429,980	3,558,306
2.651%, 09/01/35 (a)	15,786,918	16,612,133
2.070%, 11/01/35 (a)	416,582	436,954
2.837%, 11/01/35 (a)	9,147,602	9,658,449
5.141%, 11/01/35 (a)	134,480	143,406
2.528%, 12/01/35 (a)	244,754	257,506
1.930%, 02/01/36 (a)	254,872	264,196
2.085%, 03/01/36 (a)	641,609	672,051
2.550%, 07/01/36 (a)	118,799	123,197
2.926%, 11/01/36 (a)	8,798,523	9,258,540
Freddie Mac ARM Non Gold Pool 2.850%, 04/01/34 (a)	1,689,946	1,787,194
2.625%, 05/01/34 (a)	534,964	559,395
2.616%, 01/01/35 (a)	218,763	230,109
2.676%, 01/01/35 (a)	1,991,492	2,100,812
2.598%, 03/01/35 (a)	1,773,194	1,867,095
3.343%, 04/01/35 (a)	129,261	130,922
4.637%, 07/01/35 (a)	684,990	718,854
2.674%, 07/01/36 (a)	168,227	176,220
4.126%, 06/01/37 (a)	885,516	932,839
2.706%, 07/01/37 (a)	965,096	1,013,186

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
4.621%, 09/01/37 (a)	$886,320	$935,173

		105,429,905

Federal Agencies—1.4%
Freddie Mac Multifamily Structured Pass Through Certificates 2.902%, 08/25/20	10,470,145	10,629,262

U.S. Treasuries—25.0%
U.S. Treasury Notes 4.625%, 07/31/12	29,000,000	30,374,107
1.750%, 08/15/12	25,000,000	25,421,875
0.375%, 09/30/12	12,000,000	12,015,468
1.375%, 01/15/13	10,000,000	10,156,250
3.500%, 05/31/13	4,500,000	4,761,387
4.250%, 08/15/13	23,300,000	25,153,072
3.125%, 08/31/13	28,000,000	29,581,580
0.750%, 09/15/13	4,000,000	4,019,688
3.125%, 09/30/13	10,000,000	10,579,690
2.750%, 10/31/13	15,000,000	15,752,340
2.000%, 11/30/13	15,000,000	15,501,570
1.875%, 04/30/14	2,900,000	2,991,078

		186,308,105

Total U.S. Treasury & Government Agencies (Cost $301,661,106)		302,367,272

Domestic Bonds & Debt Securities—23.2%

Airlines—0.1%
American Airlines, Inc. 7.500%, 03/15/16 (144A)	700,000	689,500

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 03/26/13	4,200,000	4,305,764

Capital Markets—1.1%
Goldman Sachs Group, Inc.(The) 5.500%, 11/15/14	4,200,000	4,544,778
Morgan Stanley, Series GMTN 0.590%, 01/09/14 (a)	4,200,000	4,097,276

		8,642,054

Commercial & Professional Services—0.6%
Block Financial LLC 5.125%, 10/30/14	4,200,000	4,363,943

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Commercial Banks—6.1%
Banco Bradesco S.A. of the Cayman Islands 2.361%, 05/16/14 (144A) (a)	$4,200,000	$4,219,416
BB&T Corp. 2.050%, 04/28/14	4,200,000	4,249,669
BBVA U.S. Senior SAU, Series FRN 2.386%, 05/16/14 (a)	4,200,000	4,178,939
CIT Group, Inc. 7.000%, 05/02/16 (144A)	1,000,000	998,750
Commonwealth Bank of Australia 3.750%, 10/15/14 (144A)	4,200,000	4,416,099
Credit Suisse of New York 2.200%, 01/14/14	4,200,000	4,257,351
HSBC Bank Brasil S.A.—Banco Multiplo 4.000%, 05/11/16 (144A)	4,200,000	4,251,068
Nordea Bank AB 2.125%, 01/14/14 (144A)	4,200,000	4,231,949
Regions Financial Corp. 4.875%, 04/26/13	2,000,000	2,018,052
Royal Bank of Scotland plc(The) 4.875%, 08/25/14 (144A)	4,200,000	4,374,384
Santander US Debt S.A. Unipersonal 2.991%, 10/07/13 (144A)	4,200,000	4,192,709
U.S. Bancorp, Series MTN 1.375%, 09/13/13	4,200,000	4,221,281

		45,609,667

Computers & Peripherals—0.6%
Hewlett-Packard Co. 0.654%, 05/30/14 (a)	4,200,000	4,223,054

Construction Materials—0.1%
Euramax International, Inc. 9.500%, 04/01/16 (144A)	500,000	487,500

Consumer Finance—3.1%
Ally Financial, Inc. 1.750%, 10/30/12	7,000,000	7,121,170
4.500%, 02/11/14	1,750,000	1,754,375
Banque PSA Finance 3.375%, 04/04/14 (144A)	4,100,000	4,187,359
Caterpillar Financial Services Corp., Series MTN 1.375%, 05/20/14	4,200,000	4,220,080

Security Description	Par Amount	Value

Consumer Finance—(Continued)
Daimler Finance North America LLC 1.950%, 03/28/14 (144A)	$4,200,000	$4,237,443
Ford Motor Credit Co. LLC 7.000%, 04/15/15	1,500,000	1,623,989

		23,144,416

Diversified Financial Services—4.5%
Bank of America Corp., Series MTN 1.693%, 01/30/14 (a)	4,200,000	4,212,852
Citigroup Funding, Inc. 1.875%, 10/22/12	7,000,000	7,138,425
Citigroup, Inc. 0.377%, 03/07/14 (a)	4,200,000	4,048,334
General Electric Capital Corp. 2.100%, 01/07/14	4,200,000	4,262,194
International Lease Finance Corp. 8.625%, 09/15/15	1,000,000	1,087,500
JPMorgan Chase & Co., Series MTN 1.074%, 01/24/14 (a)	4,200,000	4,213,885
UBS AG of Stamford, Connecticut 2.250%, 01/28/14	4,200,000	4,246,549
Woodside Finance, Ltd. 4.500%, 11/10/14 (144A)	4,200,000	4,503,420

		33,713,159

Diversified Telecommunication Services—1.6%
Frontier Communications Corp. 7.875%, 04/15/15	1,000,000	1,090,000
Qwest Corp. 7.500%, 10/01/14	4,200,000	4,730,250
Telefonica Emisiones SAU 2.582%, 04/26/13	2,100,000	2,122,657
Verizon Communications, Inc. 1.950%, 03/28/14	4,200,000	4,271,198

		12,214,105

Energy Equipment & Services—0.1%
Compagnie Generale de Geophysique-Veritas 9.500%, 05/15/16	1,000,000	1,097,500

Health Care Providers & Services—0.1%
Community Health Systems, Inc. 8.875%, 07/15/15	800,000	826,000

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Hotels, Restaurants & Leisure—0.1%
MGM Resorts International 6.625%, 07/15/15	$1,000,000	$942,500

Lodging—0.9%
Hilton Worldwide, Inc. 4.761%, 11/15/13 (144A) (a)	7,000,000	6,912,500

Media—0.9%
CCH II LLC/CCH II Capital Corp. 13.500%, 11/30/16	1,000,000	1,182,500
Dish DBS Corp. 7.125%, 02/01/16	1,000,000	1,060,000
NBCUniversal Media LLC 2.100%, 04/01/14 (144A)	4,200,000	4,258,535

		6,501,035

Multi-Utilities—0.6%
Sempra Energy 2.000%, 03/15/14	4,200,000	4,242,391

Office Electronics—0.6%
Xerox Corp. 1.081%, 05/16/14 (a)	4,200,000	4,223,810

Oil, Gas & Consumable Fuels—1.3%
Anadarko Petroleum Corp. 5.750%, 06/15/14	2,000,000	2,209,450
Chesapeake Energy Corp. 9.500%, 02/15/15	1,000,000	1,165,000
OPTI Canada, Inc. 9.000%, 12/15/12 (144A)	700,000	707,000
Petrohawk Energy Corp. 7.875%, 06/01/15	1,000,000	1,052,500
Valero Energy Corp. 4.750%, 06/15/13	4,200,000	4,467,947

		9,601,897

Paper & Forest Products—0.1%
NewPage Corp. 11.375%, 12/31/14	700,000	656,250

Thrifts & Mortgage Finance—0.1%
Ineos Group Holdings Ltd. 8.500%, 02/15/16 (144A)	700,000	694,750

Total Domestic Bonds & Debt Securities (Cost $173,651,485)		173,091,795

Foreign Bonds & Debt Securities—13.6%
Security Description	Par Amount	Value

Australia—1.8%
New South Wales Treasury Corp.,
Series 813 5.500%, 08/01/13 (AUD)	$3,900,000	$4,228,545
Queensland Treasury Corp. 6.000%, 08/21/13 (AUD)	4,410,000	4,821,527
Western Australia Treasury Corp.,
Series 13 8.000%, 06/15/13 (AUD)	3,600,000	4,081,755

		13,131,827

Greece—0.5%
Hellenic Republic Government Bond 4.500%, 05/20/14 (EUR)	4,000,000	3,430,452

Indonesia—0.6%
Indonesia Retail Bond, Series ORI7 7.950%, 08/15/13 (IDR)	17,000,000,000	2,054,081
Indonesia Treasury Bond, Series FR33 12.500%, 03/15/13 (IDR)	15,700,000,000	2,022,445

		4,076,526

Ireland—0.4%
Ireland Government Bond 4.600%, 04/18/16 (EUR)	3,000,000	3,124,244

Israel—0.7%
Israel Government Bond, Series 0312 4.000%, 03/30/12 (ILS)	8,550,000	2,550,027
Israel Treasury Bill—Makam,
Series 0412 2.455%, 04/04/12 (b) (ILS)	8,550,000	2,451,255

		5,001,282

Malaysia—1.6%
Bank Negara Monetary Notes,
Series 3911 2.635%, 10/18/11 (b) (MYR)	3,800,000	1,247,122
Malaysia Government Bond
Series 0109 2.509%, 08/27/12 (MYR)	7,120,000	2,347,499
Series 0309 2.711%, 02/14/12 (MYR)	9,470,000	3,138,959
Series 5/06 3.718%, 06/15/12 (MYR)	16,610,000	5,546,783

		12,280,363

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Mexico—0.6%
Mexican Bonos, Series MI10 8.000%, 12/19/13 (MXN)	$50,200,000	$4,541,019

Netherlands—0.1%
Refresco Group B.V. 5.420%, 05/15/18 (144A) (a) (EUR)	300,000	435,622

Norway—1.2%
Norway Treasury Bill 0.000%, 03/21/12 (b) (NOK)	50,700,000	9,266,236

Poland—1.2%
Poland Government Bond
Series 0113 3.390%, 01/25/13 (b) (PLN)	14,620,000	4,959,452
Series 0412 4.750%, 04/25/12 (PLN)	9,250,000	3,375,165
Series 1013 5.000%, 10/24/13 (PLN)	1,925,000	704,464

		9,039,081

South Africa—0.1%
Edcon Proprietary, Ltd. 4.721%, 06/15/14 (144A) (a) (EUR)	500,000	639,034

South Korea—2.4%
Korea Treasury Bond,
Series 1312 3.000%, 12/10/13 (KRW)	19,200,000,000	17,694,662

Sweden—1.6%
Sweden Government,
Series 1046 5.500%, 10/08/12 (SEK)	72,600,000	11,997,935
Sweden Treasury Bill 0.000%, 12/21/11 (b) (SEK)	1,700,000	267,344

		12,265,279

United Kingdom—0.8%
United Kingdom Gilt 5.000%, 03/07/12 (GBP)	3,770,000	6,238,771

Total Foreign Bonds & Debt Securities (Cost $102,838,245)		101,164,378

Municipals—4.7%
Arizona School Facilities Board, Certificates of Participation,
Series A-2 (NATL-RE) 5.000%, 09/01/16	2,000,000	2,172,940

Municipals—(Continued)
Security Description	Par Amount	Value

Municipals—(Continued)
Citizens Property Insurance Corp. Revenue, Series A3 1.840%, 07/07/11 (a)	$2,500,000	$2,500,275
City of Burleson, Texas, Refunding, General Oblgation, Ltd. 3.000%, 03/01/13	690,000	714,060
3.000%, 03/01/14	1,010,000	1,064,378
City of Cleveland, Ohio, Public Improvements, General Obligation, Ltd. 2.250%, 12/01/15	1,295,000	1,314,050
City of New York, New York, Refunding, General Obligation Unlimited,
Series D (NATL-RE-FGIC/TCRs) 5.000%, 08/01/15	2,000,000	2,276,160
Columbia County School District, School Improvements 4.000%, 10/01/15	2,000,000	2,229,720
Cook County High School District No. 205 Thornton Township, School Improvements (Assured Guaranty Insured) 5.500%, 12/01/16	2,540,000	2,967,558
County of Pima Arizona, Public Improvements, General Obligation Unlimited 3.000%, 07/01/16	2,400,000	2,527,368
New York City Transitional Finance Authority, Revenue, Refunding, General Obligation, Ltd.,
Sub-Series E 5.000%, 11/01/14	2,000,000	2,257,720
New York State Dormitory Authority, Revenue, Refunding, Series B (Assured Guaranty Insured) 4.000%, 10/01/14	2,085,000	2,236,017
New York State Thruway Authority, Revenue, Refunding,
Series B (AGM) 5.000%, 04/01/15	2,000,000	2,269,760
New York State Urban Development Corp., Revenue, Refunding,
Series A-2 5.000%, 01/01/15	2,000,000	2,247,040

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Municipals—(Continued)

Security Description	Par Amount	Value

Municipals—(Continued)
Reading School District, Refunding, General Obligation Unlimited,
Series A 5.000%, 04/01/15	$2,500,000	$2,768,625
State of Illinois, Refunding, General Obligation Unlimited (AGM) 5.000%, 01/01/16	2,500,000	2,736,700
Tulsa County Industrial Authority, School Improvements, Revenue 4.000%, 09/01/16	2,315,000	2,513,372

Total Municipals (Cost $34,771,484)		34,795,743

Asset-Backed Securities—4.6%

Asset Backed - Credit Card—4.4%
American Express Credit Account Master Trust 0.487%, 05/15/15 (a)	3,200,000	3,208,742
Capital One Multi-Asset Execution Trust 0.547%, 10/15/15 (a)	3,935,000	3,944,851
0.247%, 01/15/16 (a)	3,200,000	3,191,778
Chase Issuance Trust 0.217%, 06/16/14 (a)	3,000,000	2,998,278
Citibank Credit Card Issuance Trust 1.937%, 03/17/14 (a)	3,200,000	3,238,201
Citibank Omni Master Trust 2.287%, 05/16/16 (144A) (a)	3,200,000	3,239,226
Discover Card Master Trust 1.487%, 12/15/14 (a)	3,200,000	3,238,137
0.587%, 06/15/15 (a)	3,200,000	3,210,823
GE Capital Credit Card Master Note Trust 0.237%, 06/15/15 (a)	3,500,000	3,494,053
MBNA Credit Card Master Note Trust 0.247%, 10/15/15 (a)	3,200,000	3,196,168

		32,960,257

Asset Backed - Home Equity—0.2%
Morgan Stanley ABS Capital I 1.386%, 05/25/33 (a)	692,219	587,448
0.921%, 01/25/35 (a)	1,200,000	990,421

		1,577,869

Total Asset-Backed Securities (Cost $34,535,400)		34,538,126

Mortgage-Backed Securities—4.6%
Security Description	Par Amount	Value

Commercial Mortgage-Backed Securities—4.6%
Banc of America Commercial Mortgage, Inc. 5.421%, 09/10/45	$3,200,000	$3,304,754
5.460%, 09/10/45	3,200,000	2,979,229
5.695%, 07/10/46 (a)	1,500,000	1,351,544
Banc of America Large Loan, Inc. 1.937%, 11/15/15 (144A) (a)	3,121,024	2,898,850
Bear Stearns Commercial Mortgage Securities 5.611%, 09/11/41	3,000,000	2,728,428
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.220%, 07/15/44 (a)	1,700,000	1,606,517
5.617%, 10/15/48	3,200,000	3,477,587
Greenwich Capital Commercial Funding Corp. 5.224%, 04/10/37	3,200,000	3,439,386
5.881%, 07/10/38	3,200,000	3,556,792
GS Mortgage Securities Corp. II 5.553%, 04/10/38	3,200,000	3,481,305
Wachovia Bank Commercial Mortgage Trust 0.267%, 06/15/20 (144A) (a)	2,883,220	2,616,410
5.740%, 05/15/43 (a)	2,700,000	2,470,166

		33,910,968

Total Mortgage-Backed Securities (Cost $34,637,526)		33,910,968

Loan Participation (c)—2.2%

Aerospace & Defense—0.1%
TransDigm Group, Inc., New Term Loan B 4.000%, 02/14/17	598,496	600,854

Automobiles—0.2%
Hertz Corp., (The), Term Loan B 3.750%, 03/09/18	329,175	327,923
KAR Auction Services, Inc., Term Loan B 5.000%, 05/19/17	589,054	593,716
Tomkins LLC, New Term Loan B 4.250%, 09/29/16	219,449	219,835

		1,141,474

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Loan Participation (c)—(Continued)

Security Description	Par Amount	Value

Chemicals—0.1%
Nalco Co., Term Loan B1 4.500%, 10/05/17	$199,497	$200,980
Rockwood Specialties Group, Inc., New Term Loan B 3.750%, 02/09/18	700,000	704,483

		905,463

Containers & Packaging—0.0%
Reynolds Group Holdings, Inc., Tranche E Term Loan 4.250%, 02/09/18	222,789	221,868

Diversified Financial Services—0.1%
Fidelity National Information Solutions, Inc., Term Loan B 5.250%, 07/18/16	219,447	220,709
Interactive Data Corp., New Term Loan B 4.750%, 02/12/18	219,450	219,977
Moneygram International, Inc., Term Loan B 4.529%, 11/17/17	109,800	110,088
MSCI, Inc., Term Loan B1 3.750%, 03/14/17	219,450	220,752

		771,526

Diversified Telecommunication Services—0.2%
CSC Holdings, Inc., Incremental B-2 Term Loan 1.936%, 03/29/16	199,474	198,310
Intelsat Jackson Holdings S.A., Tranche B Term Loan 5.250%, 04/02/18	875,000	879,008
Weather Channel (The), New Term Loan B 0.000%, 02/13/17 (d)	225,198	226,356

		1,303,674

Food & Staples Retailing—0.3%
Aramark corp. Extended Letter of Credit 3.436%, 07/26/16	25,984	25,924
Extended Term Loan B
3.496%, 07/26/16	394,579	393,659
Del Monte Foods Co., Term Loan 4.500%, 03/08/18	1,032,910	1,031,619

Security Description	Par Amount	Value

Food & Staples Retailing—(Continued)
SUPERVALU, Inc., Extended Term Loan B2 0.000%, 10/05/15 (d)	$718,200	$708,271

		2,159,473

Health Care Providers & Services—0.4%
Community Health Systems, Inc., Extended Term Loan B 3.754%, 01/25/17	797,990	780,342
DaVita, Inc., New Term Loan B 4.500%, 10/20/16	299,248	300,583
HCA, Inc., Extended Term Loan B2 3.496%, 03/31/17	825,072	815,274
Universal Health Services, Inc., New Term Loan B 4.000%, 11/15/16	762,252	765,690
Warner Chilcott Co. LLC, New Term Loan B2 4.250%, 03/15/18	125,780	125,977
Warner Chilcott corp., New Term Loan B1 4.250%, 03/15/18	251,560	251,954
WC Luxco S.A.R.L., New Term Loan B3 4.250%, 03/15/18	172,948	173,218

		3,213,038

Hotels, Restaurants & Leisure—0.2%
Ameristar Casinos, Inc., Term Loan B 4.000%, 04/13/18	282,598	283,864
Burger King corp., New Term Loan B 4.500%, 10/19/16	873,339	871,789
Penn National Gaming, Inc., New Term Loan B 0.000%, 06/20/18 (d)	79,106	79,393

		1,235,046

Household Durables—0.0%
Goodman Global Holdings, Inc., 1st Lien Term Loan 0.000%, 10/28/16 (d)	317,736	319,126

Industrial Conglomerates—0.0%
Trans Union LLC, New Term Loan B 4.750%, 02/12/18	179,550	179,679

IT Services—0.0%
Sungard Data Systems, Inc., Tranche B 3.870%, 02/26/16	220,000	219,724

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Loan Participation (c)—(Continued)

Security Description	Par Amount	Value

Machinery—0.1%
Rexnord corp., Term Loan B 2.770%, 07/19/13	$450,000	$447,001

Manufacturing—0.1%
Diversey Holdings, Inc., Term Loan B 0.000%, 11/24/15 (d)	301,927	302,399
Walter Energy, Inc., Term Loan B 4.000%, 04/02/18	224,000	224,344

		526,743

Media—0.1%
Cinemark USA, Inc., Extended Term Loan 3.470%, 04/29/16	219,443	220,540
Regal Cinemas, Inc., Term Loan B 3.496%, 08/23/17	219,449	219,494
UPC Financing Partnership, Term Loan T 3.691%, 12/30/16	220,000	219,542

		659,576

Metals & Mining—0.1%
American Rock Salt Holdings LLC, Term Loan 5.500%, 04/19/17	612,500	614,034

Multiline Retail—0.0%
Dollar General corp., Tranche B-1 Term Loan 2.970%, 07/07/14	220,000	220,244

Personal Products—0.1%
Bausch and Lomb, Inc. Delayed Draw Term Loan 0.000%, 04/24/15 (d)	117,183	116,646
Term Loan
0.000%, 04/24/15 (d)	481,713	479,206
DineEquity, Inc., New Term Loan B 4.250%, 10/19/17	180,000	180,337

		776,189

Publishing—0.1%
Visant Holding Corp., Term Loan B 5.250%, 12/22/16	872,807	869,844

Security Description	Par Amount	Value

Wireless Telecommunication Services—0.0%
SBA Finance, Term Loan 0.000%, 06/29/18 (d)	$144,367	$144,843

Total Loan Participation (Cost $16,611,864)		16,529,419

Convertible Bonds—0.1%

Construction Materials—0.1%
Cemex S.A.B. de C.V. 3.250%, 03/15/16	1,000,000	995,000

Total Convertible Bonds (Cost $968,254)		995,000

Short-Term Investments—6.8%

Discount Notes—4.1%
Federal Home Loan Bank 0.010%, 07/01/11 (b)	30,800,000	30,800,000

Repurchase Agreements—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $18.,585,005 on 07/01/11 collateralized by $18,865,000 Fannie Mae at 5.000% due 04/08/30 with a value of $18,959,325.	$18,585,000	18,585,000

U.S. Treasury—0.2%
U.S. Treasury Bills 0.039%, 08/25/11 (b) (e)	1,000,000	999,992

Total Short-Term Investments (Cost $50,384,941)		50,384,992

Total Investments—100.3% (Cost $750,060,305#)		747,777,693
Other Assets and Liabilities (net)—(0.3)%		(1,915,620)

Net Assets—100.0%		$745,862,073

See accompanying notes to financial statements.

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Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $750,061,553. The aggregate unrealized appreciation and depreciation of investments were $1,278,573 and $(3,561,191), respectively, resulting in a net unrealized depreciation of $(2,282,618) for federal income tax purposes.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Zero coupon bond—Interest rate represents current yield to maturity.
(c)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(d)	This Senior Loan will settle after June 30, 2011, at which time the interest rate will be determined.
(e)	All or a portion of the security was pledged as collateral against open futures contracts.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration , normally to qualified institutional buyers, As of June 30, 2011, the market value of 144A securities was $63,191,524, which was 8.5% of net assets.
AGM—	Assured Guaranty Municipal Corporation
AUD—	Australian Dollar
EUR—	Euro
GBP—	British Pound
IDR—	Indonesian Rupiah
ILS—	Israeli Shekel
KRW—	South Korean Won
MYR—	Malaysian Ringgit
MXN—	Mexican Peso
NOK—	Norwegian Krone
PLN—	Polish Zloty
SEK—	Swedish Krona

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period from April 29, 2011 (commencement of operations) through June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$302,367,272	$—	$302,367,272
Total Domestic Bonds & Debt Securities*	—	173,091,795	—	173,091,795
Total Foreign Bonds & Debt Securities*	—	101,164,378	—	101,164,378
Municipals	—	34,795,743	—	34,795,743
Total Asset-Backed Securities*	—	34,538,126	—	34,538,126
Total Mortgage-Backed Securities*	—	33,910,968	—	33,910,968
Total Loan Participation*	—	16,529,419	—	16,529,419
Total Convertible Bonds*	—	995,000	—	995,000
Total Short-Term Investments*	—	50,384,992	—	50,384,992
Total Investments	$—	$747,777,693	$—	$747,777,693

Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$73,116	$—	$73,116
Forward Contracts to Buy (Depreciation)	—	(219,227)	—	(219,227)
Forward Contracts to Sell Appreciation	—	476,744	—	476,744
Forward Contracts to Sell (Depreciation)	—	(371,116)	—	(371,116)
Total Forward Contracts	$—	$(40,483)	$—	$(40,483)
Futures Contracts**
Futures Contracts Short (Depreciation)	$(38,200)	$—	$—	$(38,200)
SWAP Contracts**
Credit Default Swap Buy Protection Appreciation	$—	$492,606	$—	$492,606
Credit Default Swap Buy Protection (Depreciation)	—	(78,403)	—	(78,403)
Credit Default Swap Sell Protection Appreciation	—	22,456	—	22,456
Credit Default Swap Sell Protection (Depreciation)	—	(482,855)	—	(482,855)
Total SWAP Contracts	$—	$(46,196)	$—	$(46,196)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$729,192,693
Repurchase Agreement	18,585,000
Cash	43,493
Cash denominated in foreign currencies (b)	480,181
Receivable for investments sold	4,284,725
Receivable for shares sold	833,103
Net variation margin on financial futures contracts	79,921
Interest receivable	4,890,077
Swap interest receivable	275,981
Swap premium paid	3,167,518
Unrealized appreciation on swap contracts	515,062
Unrealized appreciation on forward currency exchange contracts	549,861

Total assets	762,897,615

Liabilities
Payables for:
Investments purchased	10,637,767
Shares redeemed	225,302
Unrealized depreciation on forward currency exchange contracts	590,344
Unrealized depreciation on swap contracts	561,258
Swap interest	102,273
Swap premium received	603,997
Premium for written swaps	3,948,056
Accrued Expenses:
Management fees	280,679
Distribution and service fees - Class B	1,843
Administration fees	3,510
Custodian and accounting fees	25,656
Other expenses	54,857

Total liabilities	17,035,542

Net Assets	$745,862,073

Net Assets Represented by
Paid in surplus	$746,135,293
Accumulated net realized gain	383,645
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transacations	(2,404,108)
Undistributed net investment income	1,747,243

Net Assets	$745,862,073

Net Assets
Class A	$731,694,940
Class B	14,167,133
Capital Shares Outstanding*
Class A	73,202,574
Class B	1,417,943
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.00
Class B	9.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $731,475,305.
(b)	Identified cost of cash denominated in foreign currencies was $475,662.

Statement of Operations

Period Ended June 30, 2011* (Unaudited)

Investment Income
Interest	$2,413,017

Total investment income	2,413,017

Expenses
Management fees	602,859
Administration fees	6,494
Custodian and accounting fees	30,693
Distribution and service fees - Class B	2,169
Audit and tax services	16,896
Legal	20,227
Trustees’ fees and expenses	4,926
Shareholder reporting	18,818
Insurance	483
Organizational expense	769
Miscellaneous	2,330

Total expenses	706,664
Less management fee waiver	(40,890)

Net expenses	665,774

Net investment income	1,747,243

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swaps Contracts and Foreign Currency transactions
Net realized gain (loss) on:
Investments	355,590
Futures contracts	(44,045)
Swap contracts	(2,783)
Foreign currency transactions	74,883

Net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	383,645

Net change in unrealized appreciation (depreciation) on:
Investments	(2,282,612)
Futures contracts	(38,200)
Swap contracts	(46,196)
Foreign currency transactions	(37,100)

Net change in unrealized depreciation on investments, futures contracts, options contracts, swap contracts, and foreign currency transactions	(2,404,108)

Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions	(2,020,463)

Net Decrease in Net Assets from Operations	$(273,220)

*	Commencement of operations—4/29/2011.

See accompanying notes to financial statements.

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Met/Franklin Low Duration Total Return Portfolio

Statement of Changes in Net Assets

June 30, 2011

Period Ended June 30, 2011* (Unaudited)
Decrease in Net Assets:
Operations
Net investment income	$1,747,243
Net realized gain on investments, futures contracts, swap contracts, and foreign currency transactions	383,645
Net change in unrealized appreciation on investments, futures contracts, swap contracts, and foreign currency transactions	(2,404,108)

Net decrease in net assets resulting from operations	(273,220)

Net increase in net assets from capital share transactions	746,135,293

Net Increase in Net Assets	745,862,073
Net assets at end of period	$745,862,073

Undistributed net investment income at end of period	$1,747,243

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended June 30, 2011* (Unaudited)
	Shares	Value
Class A
Sales	73,481,791	$734,770,063
Redemptions	(279,217)	(2,789,393)

Net increase	73,202,574	$731,980,670

Class B
Sales	1,451,726	$14,491,989
Redemptions	(33,783)	(337,366)

Net increase	1,417,943	$14,154,623

Increase derived from capital shares transactions		$746,135,293

*	Commencement of operations—4/29/2011.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Period Ended June 30, 2011(b) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income (a)	0.03
Net Realized and Unrealized gain on Investments	(0.03)

Total From Investment Operations	0.00

Net Asset Value, End of Period	$10.00

Total Return (%)	(0.10)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.59	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.55	*
Ratio of Net Investment Income to Average Net Assets (%)	1.45	*
Portfolio Turnover Rate (%)	52.8
Net Assets, End of Period (in millions)	$729.2

	Class B
	Period Ended June 30, 2011(b) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.03
Net Realized and Unrealized gain on Investments	(0.04)

Total From Investment Operations	(0.01)

Net Asset Value, End of Period	$9.99

Total Return (%)	(0.10)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.84	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.80	*
Ratio of Net Investment Income to Average Net Assets (%)	1.89	*
Portfolio Turnover Rate (%)	52.8
Net Assets, End of Period (in millions)	$14.1

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/29/2011.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”) (commenced operations on April 29, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

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Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended June 30, 2011	% per annum	Average Daily Net Assets

$602,859	0.520%	First $100 Million

	0.510%	$100 Million to $250 Million

	0.500%	$250 Million to $500 Million

	0.490%	$500 Million to $1 Billion

	0.470%	$1 Billion to $1.5 Billion

	0.450%	Over $1.5 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

From May 1, 2011 through May 23, 2011, the Adviser contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio, each a series of the Trust. Over the same period of time, the assets of Met/Templeton International Bond Portfolio were included on a voluntary basis for purposing of determining the amount of the management fee waiver. Effective May 24, 2011, the assets of Met/Templeton International Bond Portfolio were contractually added to the calculation of the management fee waiver.

Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.75%	1.00%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net daily assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2011 were as follows:

Purchases			Sales
U.S. Government	Non U.S. Government	Foreign Government	U.S. Government	Non U.S. Government	Foreign Government

$630,598,573	$319,782,677	$76,498,354	$316,518,234	$8,101,164	$—

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to receive. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Credit Default Swaps - The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in Note 8 to the Notes to Financials Statements and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2011 for which a Portfolio is the seller of protection are disclosed in Note 8 to the Notes to Financials Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on swap contracts	$515,062	Unrealized depreciation on swap contracts	$561,258

	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	38,200

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	549,861	Unrealized depreciation on forward foreign currency exchange contracts	590,344

Total		$1,064,923		$1,189,802

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Transactions in derivative instruments during the period ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Foreign Currency Exchange	Total

Foreign currency transactions	$—	$74,883	$74,883

Futures contracts	(44,045)	—	(44,045)

Swap contracts	(2,783)	—	(2,783)

	$(46,828)	$74,883	$28,055

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Foreign currency transactions	$—	$(40,483)	$(40,483)

Futures contracts	(38,200)	—	(38,200)

Swap contracts	(46,196)	—	(46,196)

	$(84,396)	$(40,483)	$(124,879)

For the period ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional or Face Amount(a)	Foreign Currency Risk	Interest Rate Risk

Foreign currency transactions	$71,735,610	$—

Futures contracts short	(15,500,000)	7,935,833

Swap contracts	—	6,193,103

(a) Averages are based on daily activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

5/4/2012	Deutsche Bank AG	1129880000	CLP	$2,332,951	$2,350,000	$(17,049)

5/9/2012	JPMorgan Chase Bank N.A.	1,133,875,000	CLP	2,339,938	2,350,000	(10,062)

5/7/2012	JPMorgan Chase Bank N.A.	118,818,000	INR	2,532,433	2,520,000	12,433

5/7/2012	Deutsche Bank AG	119,574,000	INR	2,548,546	2,520,000	28,546

5/4/2012	JPMorgan Chase Bank N.A.	128,788,870	PHP	2,907,595	3,010,000	(102,405)

5/7/2012	Deutsche Bank AG	129,673,810	PHP	2,926,963	3,010,000	(83,037)

5/4/2012	Deutsche Bank AG	1,623,132	SGD	1,324,006	1,330,000	(5,994)

5/7/2012	Morgan Stanley	1,629,622	SGD	1,329,320	1,330,000	(680)

5/18/2012	Morgan Stanley	3,496,264	SGD	2,852,137	2,820,000	32,137

Net Unrealized Depreciation						$(146,111)

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

5/4/2012	Deutsche Bank AG	8550000	EUR	$12,299,793	$12,549,690	$249,897

5/7/2012	Citibank N.A.	456,944	EUR	657,281	672,028	14,747

5/7/2012	Deutsche Bank Securities, Inc.	2,350,000	EUR	3,380,303	3,441,105	60,802

5/7/2012	Morgan Stanley	6,170,000	EUR	8,875,093	9,022,083	146,990

5/10/2012	Citibank N.A.	2,909,965	EUR	4,185,348	4,121,093	(64,255)

5/10/2012	Deutsche Bank AG	300,000	EUR	431,484	422,238	(9,246)

5/16/2012	Deutsche Bank AG	2,134,000	EUR	3,068,671	2,993,575	(75,096)

5/25/2012	Deutsche Bank AG	3,772,396	EUR	5,423,023	5,240,612	(182,411)

6/6/2012	Deutsche Bank AG	500,796	EUR	719,631	715,358	(4,273)

6/11/2012	Deutsche Bank AG	187,000	EUR	268,669	270,901	2,232

7/5/2012	Deutsche Bank AG	1,455,100	EUR	2,088,899	2,080,211	(8,688)

5/9/2012	Deutsche Bank AG	283,178,000	JPY	3,523,044	3,500,000	(23,044)

5/9/2012	Morgan Stanley	281,655,500	JPY	3,504,103	3,500,000	(4,103)

5/17/2012	Morgan Stanley	265,900,000	JPY	3,308,535	3,310,611	2,076

Net Unrealized Appreciation						105,628

CLP—Chilean Peso

EUR—Euro

INR—Indian Rupee

JPY—Japanese Yen

PHP—Philippine Peso

SGD—Singapore Dollar

7. Futures Contracts

The futures contracts outstanding as of June 30, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Depreciation

U.S. Treasury Note 10 Year Futures	09/21/2011	(155)	$(18,922,659)	$(18,960,859)	$(38,200)

Net Unrealized Depreciation					$(38,200)

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Swap Agreements

Credit Default Swaps on Corporate and Sovereign Issuers - Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Hellenic Republic	(1.000%)	06/20/14	Citibank N.A.	24.46%	EUR	4,000,000	$2,301,717	$1,908,358	$393,359

5.900%, due 10/22/2022

Hilton Worldwide, Inc.	(5.000%)	12/20/13	Credit Suisse Group AG	3.06%	USD	7,000,000	(323,922)	(263,676)	(60,246)

4.761%, due 11/15/2013

Republic of Ireland	(1.000%)	06/20/16	Credit Suisse Group AG	7.49%	EUR	3,000,000	966,203	866,956	99,247

4.500%, due 04/18/2020

Total							$2,943,998	$2,511,638	$432,360

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Celanese US Holdings LLC	1.800%	06/20/16	Credit Suisse Group AG	1.93%	USD	500,000	$(2,821)	$—	$(2,821)

3.303%, due 10/31/2016

Republic of Hungary	1.000%	06/20/16	Credit Suisse Group AG	2.64%	USD	700,000	(52,167)	(50,370)	(1,797)

4.750%, due 02/03/2015

Republic of Lithuania	1.000%	06/20/16	Credit Suisse Group AG	1.99%	USD	400,000	(18,287)	(18,566)	279

4.500%, due 03/05/2013

Total							$(73,275)	$(68,936)	$(4,339)

Credit Default Swaps on Credit Indices - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

CDX.NA.IG.16	1.000%	06/20/16	Credit Suisse Group AG	—	USD	15,000,000	$55,986	$86,723	$(30,737)

LCDX.NA.15	2.500%	12/20/15	Credit Suisse Group AG	—	USD	20,000,000	(197,500)	250,000	(447,500)

MCDX.NA.16	1.000%	06/20/16	Citibank N.A.	—	USD	15,000,000	(194,208)	(216,385)	22,177

Total							$(335,722)	$120,338	$(456,060)

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Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Swap Agreements - continued

Credit Default Swaps on Credit Indices - Buy Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

CDX.NA.IG.16	1.000%	06/20/16	Goldman Sachs & Co.	0.92%	USD	10,000,000	$37,324	$55,481	$(18,157)

LCDX.NA.16	2.500%	06/20/16	Credit Suisse Group AG	—	USD	4,000,000	(55,000)	(55,000)	—

Total							$(17,676)	$481	$(18,157)

EUR—Euro

USD— United States Dollar

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

11. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Met/Franklin Low Duration Total Return Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on February 14-15, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and Franklin Advisers, Inc. (the “Subadviser”) for the Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Subadviser relating to the Portfolio, the Adviser and the Subadviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadviser under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding fees and expenses, and other information provided by, or at the direction of, the Adviser and Subadviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to approve the Agreements at the February meeting, the Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed initial approval of the Agreements. The Board also discussed the Portfolio with the Adviser on January 19, 2011. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser and the Subadviser; (2) the performance of a comparable fund managed by the Subadviser as compared to an appropriate index; (3) the Adviser’s and the Subadviser’s personnel and operations; (4) the financial condition of the Adviser and of the Subadviser; (5) the level and method of computing the Portfolio’s proposed advisory and subadvisory fees; (6) the anticipated profitability of the Adviser under the Advisory Agreement and of the Subadviser under the Sub-Advisory Agreement; (7) any “fall-out” benefits to the Adviser, the Subadviser and their affiliates (i.e., ancillary benefits realized by the Adviser, the Subadviser or their affiliates from the Adviser’s or Subadviser’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolio, the Board took into account the extensive responsibilities that the Adviser would have as investment adviser to the Portfolio, including the selection of the Subadviser for the Portfolio and oversight of the Subadviser’s compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolio. The Adviser’s role in coordinating the activities of the Portfolio’s other service providers was also considered. The Board also evaluated the expertise and performance of the personnel who would be overseeing the Subadviser and compliance with the Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year. The Board also took into consideration the quality of services the Adviser provided to other Portfolios of the Trust.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the anticipated benefit to shareholders of investing in a fund that is part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolio. In its review, the Board also received and took into account information regarding any services and/or payments to be provided to the Adviser by the Subadviser in connection with marketing activities.

With respect to the services to be provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information presented throughout the past year regarding the Subadviser. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed the Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s

1 At the February 14-15, 2011 meeting, the Board also approved Agreements with respect to the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and T. Rowe Price Large Cap Value Portfolio.

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Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement—(Continued)

investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, the Subadviser’s compliance program and its disciplinary history, and its risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would be conducting regular, periodic compliance reviews with the Subadviser and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of the Subadviser and procedures reasonably designed by the Subadviser assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of the Subadviser. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio.

The Board considered the Subadviser’s investment process and philosophy. The Board took into account that the Subadviser’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed the Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and by the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of a comparable fund managed by the Subadviser (the “Comparable Fund”). Among other data relating specifically to the Comparable Fund, the Board considered that the Comparable Fund outperformed its benchmark, the Barclays Capital U.S. Government and Credit (1-3 Year) Index for the one-, three- and five- year periods ended December 31, 2010. Based on its review, the Board concluded that the performance of the Comparable Fund, the Adviser and the Subadviser supported the approval of the Agreements.

Fees and expenses. The Board gave substantial consideration to the proposed management fees payable under the Advisory Agreement and the proposed subadvisory fee payable under the Sub-Advisory Agreement. In addition, the Independent Trustees reviewed a report prepared by Bobroff Consulting, Inc., an independent consultant (“Bobroff”), which analyzed certain of the other factors to be considered by the Board. The Independent Trustees, with the assistance of Bobroff, also examined the proposed fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio’s proposed fee. In addition, the Board considered the Portfolio’s proposed management fee and total expenses as compared to similarly situated investment companies underlying variable insurance products and retail funds deemed to be comparable to the Portfolio as determined by Bobroff. In comparing the Portfolio’s proposed management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the subadvisory fee for the Portfolio would be paid by the Adviser, not the Portfolio, out of the management fee. It was further noted that the Adviser negotiated such fee at arm’s length. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Portfolio, pursuant to which the Adviser would agree to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

The Board also compared the proposed subadvisory fee to be paid by the Adviser to the fees charged by the Subadviser to manage other funds and funds not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

The Board considered that, according to a report prepared by Bobroff, the Portfolio’s proposed management fee was below the median of the peer group. The Board further considered that the Portfolio’s estimated total expenses (exclusive of 12b-1 fees) were above the median of the peer group. The Board took into account management’s discussion of the Portfolio’s estimated expenses.

After consideration of all relevant factors, the Board concluded that the proposed management and subadvisory fees were consistent with industry norms and were fair and reasonable in light of the services to be provided.

Profitability. The Board examined the anticipated profitability of the Adviser with respect to the Portfolio. The Board noted that a major component of profitability of the Adviser would be the margin between the management fee that the Adviser would receive from the Portfolio and the portion of that fee the Adviser would pay to the Subadviser. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement. The Board also considered that the Trust’s distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the anticipated profitability of the Adviser and its affiliates from their relationship with the Portfolio was reasonable in light of all relevant factors.

In considering the anticipated profitability to the Subadviser and its affiliates of their relationships with the Portfolio, the Board noted that the proposed subadvisory fee under the Sub-Advisory Agreement would be paid by the Adviser out of the management fee that it would receive under

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MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement—(Continued)

the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreement and the fees thereunder at arm’s length. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the proposed subadvisory fees would be paid by the Adviser than on the Subadviser’s anticipated profitability.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the proposed management and subadvisory fees each contained breakpoints that would reduce the fee rate above specified asset levels. The Board also took into account that the proposed subadvisory fees would be paid by the Adviser out of the management fees. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the proposed advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the distributor for the Trust, and, as such, would receive payments pursuant to Rule 12b-1 from the Portfolio to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that anticipated ancillary benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolio are fair and reasonable in light of the anticipated costs of providing investment management and other services to the Portfolio and the ongoing commitment of the Adviser to the Portfolio.

The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Subadviser and their affiliates by virtue of the Subadviser’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the ongoing commitment of the Subadviser to the Portfolio.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadviser’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or the Subadviser in connection with the services to be provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the initial approval of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to the Portfolio.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Met/Franklin Mutual Shares Portfolio returned 5.97% and 5.84%, respectively, compared to its benchmark, the Standard & Poor’s (S&P) 500 Index1, which returned 6.02%.

Market Environment/Conditions

The global economy expanded despite geopolitical and inflationary pressures during the six-month period ended June 30, 2011. In the U.S., business activity increased and consumer spending stayed above pre-recession levels. The U.S. has been a key engine in a sustained global manufacturing expansion as international trade volume continued to increase, albeit at a moderate pace. The U.S. financial system appeared closer to a full recovery, although the country still faced challenges dealing with persistent unemployment, housing market weakness and massive debt.

Inflation at the consumer, producer and trade levels rose across much of the world, but in the U.S. it remained relatively contained. As a result, the Federal Reserve Board (Fed) maintained its accommodative monetary policy while ending its second round of quantitative easing on June 30. The Fed said, however, it would continue to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth. This move deviated from many other central banks around the world that raised interest rates to dampen inflation pressures.

Continued corporate profit strength and still favorable economic growth prospects in some regions of the world supported equities. Global stock markets gained in the first half of 2011, though the positive momentum from the previous year waned as investors weathered international events that included revolutions and civil unrest across the Middle East and North Africa, the multiple crises triggered by Japan’s earthquake and tsunami, and sovereign debt worries and credit downgrades in Europe. The dollar declined during the period against most currencies, however, broadly reflecting divergent interest rate and/or economic growth expectations.

Portfolio Review/Current Positioning

During the period under review, some of the Portfolio’s investments lost value and negatively impacted the Portfolio’s results. These included U.S.-based Bank of America Corp., Japanese video game software and console maker Nintendo Co., Ltd., and U.S. network equipment provider Cisco Systems, Inc.

Bank of America detracted from performance during the six-month period largely due to concerns about potential mortgage losses, particularly from Countrywide Financial Corp., a mortgage-finance company it acquired in 2008. In addition, uncertainty regarding the systemically important financial institutions (SIFI) capital surcharge, a potential additional capital requirement for large banks, weighed on Bank of America’s share price. While potential regulatory and other risks to the company’s business prospects remained, we think these risks were priced into the stock at period-end. In our analysis, Bank of America has leading positions in all of its businesses, its capital position is adequate and the need to raise further capital is unlikely. Furthermore, its credit costs continued to fall, and the mortgage loss issue appeared manageable, according to our analysis.

Nintendo’s share price deteriorated after the company reported sales of its new handheld console, the Nintendo 3DS, were slower than anticipated. In particular, sales of this new gaming device were weak in its home market of Japan, where the natural disaster hurt consumer sentiment, and in other parts of the world due to a lack of compelling software titles at launch date and the console’s relatively high initial sales price. At period-end, net cash accounted for more than 50% of Nintendo’s market capitalization, and we believe the company can successfully leverage their software intellectual property in the next gaming console cycle. With this in mind, we continued to hold Nintendo in the Portfolio at period-end.

Cisco Systems, Inc. is a relatively new addition to the Portfolio, initiated in early 2011. Early in the first quarter, Cisco issued lower-than-expected earnings guidance citing economic pressures such as subdued spending by government agencies, a key revenue stream, and missteps in its consumer-focused businesses. In mid-May, Cisco shares declined further when the company confirmed it had completed another disappointing quarter. However, management announced significant cost realignment and an exit from certain consumer markets, both of which we believe should improve financial results. Cisco’s competitive position remained strong, its balance sheet appeared overcapitalized at period-end, and the company announced it would begin paying a dividend as well as continuing to buy back stock. For these reasons, along with management’s commitment to repair the company’s current cost structure, we found Cisco’s valuation appealing.

The Portfolio held currency forwards that detracted from performance for the period, primarily based on the euro’s and the U.K. pound’s appreciation versus the U.S. dollar.

In contrast, in an environment of generally rising equity prices, many Portfolio investments increased in value during the six-month period. Three particularly strong Portfolio performers were UnitedHealth Group, Inc. a U.S. managed health care provider; Marathon Oil Corp., a U.S.-based oil and gas exploration and production company with interests worldwide; and U.K.-based British American Tobacco plc (BAT).

Shares of UnitedHealth Group, Inc. rose sharply in value during the first half of 2011. In January, its share price was fueled by a combination of the company’s announcement of better-than-expected fourth quarter 2010 earnings and, more importantly, its higher revenue guidance for 2011. Other positive catalysts included the company’s ongoing efforts to increase shareholder value through share buybacks and dividends. In our view, UnitedHealth’s long-term earnings growth is supported by a diversified business mix and a

1

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Manager Commentary* (continued)

growing percentage of earnings generated by its increasingly successful health care services business. Although there was no specific catalyst for the continued increase in the company’s stock price in the second quarter, we believe many investors may have recognized the low earnings multiple at which the company’s shares had been trading. In addition, investors seemed to become more comfortable with the implications of pending U.S. health care reforms on the company’s business model.

The value of our investment in Marathon Oil Corp. rose sharply in early 2011, initially driven by management’s announced plans to spin off its downstream operations to shareholders to become a pure-play exploration and production company. Investors pushed Marathon shares higher as they began to recognize the value of the underlying businesses. The share price showed continuing strength in the spring as the spin-off date approached, oil prices rose, and refining margins improved considerably, driven primarily by the company’s strong Midwestern refining system, which benefited from recent investments and widening crude oil price differentials in a land-locked market.

BAT is the world’s second-largest publicly traded tobacco company, with a presence in more than 180 countries. During the period under review, the stock performed well. In February, the company reported full-year 2010 operating results that exceeded market expectations. In addition, BAT management reported it had delivered on its five-year goal to realize £800 million in cost savings two years ahead of schedule. In May, the company held an investor relations day during which its top executives discussed further cost-cutting opportunities. Management believes it can continue to grow operating margins for the next six to seven years aided by price increases and cost-cutting programs. Management explained that cost savings will come from myriad opportunities including simplifying its business structure, improvements in procurement, a reduction in logistics costs, further rationalization of manufacturing facilities, and the standardization and consolidation of back-office centers and processes. The company also reaffirmed its goal to grow medium-term earnings per share in the high single-digit range, although management also mentioned it would likely exceed that goal in 2011. BAT is a long-term Portfolio holding, and the shares have generated nearly 700% in total shareholder returns over the past 10 years. At period-end, we continued to believe BAT was an attractive investment due to the industry’s pricing power, the company’s additional cost savings opportunities and a shareholder friendly management team that often has returned excess cash to shareholders through dividends and share buybacks.

For the period under review, equities we believe are undervalued remained the core of the Portfolio, with sector weightings remaining fairly consistent. The largest weighting changes were increases in our exposure to the Consumer Discretionary and Health Care sectors. The Portfolio’s exposure to Financials and Information Technology decreased, as did its cash position. Although merger and acquisition (M&A) opportunities accelerated during the first quarter of 2011, many of the available deals did not meet our investment criteria. Therefore, our weight in M&A investments remained moderate at approximately 2.5% of net assets on average during the six-month review period. Investment opportunities in the distressed space also remained moderate, and although credit spreads remained historically low through June, there appeared to be a lack of compelling distressed opportunities available at decent prices, according to our analysis.

We continue to employ a fundamental, bottom-up approach and favor opportunities with identifiable events or catalysts that we believe can unlock value for our shareholders. We also continue to prefer companies that tend to pay higher dividends and can generate solid and consistent free cash flow.

Peter A. Langerman, Co-Portfolio Manager

F. David Segal, CFA, Co-Portfolio Manager

Debbie A. Turner, CFA, Assistant Portfolio Manager

Franklin Mutual Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

2

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
CVS Caremark Corp.	2.6
British American Tobacco plc	2.5
Kraft Foods, Inc. Class A	2.3
Marathon Oil Corp.	2.0
UnitedHealth Group, Inc.	2.0
Pfizer, Inc.	1.9
Microsoft Corp.	1.9
Merck & Co., Inc.	1.8
Nestle S.A.	1.7
Imperial Tobacco Group plc	1.7

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	30.6
Financials	13.5
Communications	10.7
Cash & Equivalents	7.6
Energy	6.7
Industrials	6.0
Technology	5.7
Cyclical	5.7
Utilities	4.1
Basic Materials	4.1

3

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Met/Franklin Mutual Shares Portfolio managed by

Franklin Mutual Advisers, LLC vs. S&P 500 Index1

	Average Annual Return[2] (for the six months ended June 30, 2011
	6 Month	1 year	Since Inception[3]
Met/Franklin Mutual Shares Portfolio—Class A	5.97%	24.40%	-0.46%
Class B	5.84%	24.20%	-0.70%
S&P 500 Index[1]	6.02%	30.69%	0.46%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

4

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)(b)
Actual	0.86%	$1,000.00	$1,059.70	$4.39
Hypothetical*	0.86%	1,000.00	1,020.53	$4.31

Class B(a)(b)
Actual	1.11%	$1,000.00	$1,058.40	$5.67
Hypothetical*	1.11%	1,000.00	1,019.29	$5.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

5

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—88.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
GenCorp, Inc.* (a)	84,611	$543,203
Huntington Ingalls Industries, Inc.* (a)	65,328	2,253,816

		2,797,019

Air Freight & Logistics—0.4%
TNT N.V.	143,235	1,217,198
TNT Express N.V.*	143,235	1,487,812

		2,705,010

Automobiles—1.4%
Daimler AG	58,997	4,446,905
General Motors Co.* (a)	144,192	4,377,669

		8,824,574

Beverages—4.0%
Coca-Cola Enterprises, Inc.	125,062	3,649,309
Dr Pepper Snapple Group, Inc. (a)	156,583	6,565,525
Foster's Group, Ltd.	405,612	2,246,691
PepsiCo, Inc.	67,640	4,763,885
Pernod Ricard S.A. (a)	90,594	8,943,612

		26,169,022

Biotechnology—1.4%
Amgen, Inc.*	119,794	6,989,980
Cephalon, Inc.*	30,496	2,436,630

		9,426,610

Building Products—0.9%
Owens Corning, Inc.*	150,829	5,633,463

Capital Markets—1.7%
Morgan Stanley	297,572	6,847,132
UBS AG*	243,231	4,432,180

		11,279,312

Chemicals—1.4%
Linde AG	51,509	9,044,595

Commercial Banks—3.5%
Barclays plc	1,256,980	5,179,952
CIT Group, Inc.*	56,290	2,491,396
PNC Financial Services Group, Inc.	120,394	7,176,686
Wells Fargo & Co.	297,072	8,335,840

		23,183,874

Communications Equipment—1.1%
Cisco Systems, Inc.	325,049	5,074,015
Motorola Solutions, Inc.*	48,949	2,253,612

		7,327,627

Security Description	Shares	Value

Computers & Peripherals—1.1%
Hewlett-Packard Co.	201,529	$7,335,656

Diversified Financial Services—2.2%
Bank of America Corp.	506,044	5,546,242
Bond Street Holdings LLC—Class A*	78,194	1,602,977
Deutsche Boerse AG	51,060	3,880,998
NYSE Euronext	100,060	3,429,056

		14,459,273

Diversified Telecommunication Services—1.2%
Cable & Wireless Communications plc	1,964,904	1,279,771
Telefonica S.A.	271,795	6,656,548

		7,936,319

Electric Utilities—2.6%
Brookfield Infrastructure Partners LP	104,787	2,624,914
E.On AG	221,135	6,287,102
Entergy Corp.	39,060	2,667,017
Exelon Corp.	134,398	5,757,610

		17,336,643

Electrical Equipment—0.1%
Alstom S.A. (a)	12,186	751,636

Electronic Equipment, Instruments & Components—0.7%
TE Connectivity, Ltd.	130,917	4,812,509

Energy Equipment & Services—1.6%
Ensco plc (ADR)	44,143	2,352,822
Exterran Holdings, Inc.* (a)	10,927	216,683
Transocean, Ltd.	118,870	7,674,247

		10,243,752

Food & Staples Retailing—4.8%
Carrefour S.A.	46,669	1,919,637
CVS Caremark Corp.	458,177	17,218,292
Kroger Co. (The)	338,909	8,404,943
Wal-Mart Stores, Inc.	69,255	3,680,211

		31,223,083

Food Products—4.8%
General Mills, Inc.	145,101	5,400,659
Kraft Foods, Inc.—Class A	420,794	14,824,573
Nestle S.A.	183,350	11,386,939

		31,612,171

Health Care Equipment & Supplies—2.2%
Boston Scientific Corp.*	538,422	3,720,496

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies (Continued)
Medtronic, Inc.	192,674	$7,423,729
Zimmer Holdings, Inc.*	46,641	2,947,711

		14,091,936

Health Care Providers & Services—3.3%
Coventry Health Care, Inc.*	71,208	2,596,956
Tenet Healthcare Corp.*	915,943	5,715,484
UnitedHealth Group, Inc.	252,127	13,004,711

		21,317,151

Hotels, Restaurants & Leisure—0.0%
Thomas Cook Group plc (a)	126,403	270,145

Household Durables—0.6%
Stanley Black & Decker, Inc.	52,688	3,796,170

Independent Power Producers & Energy Traders—0.8%
NRG Energy, Inc.* (a)	220,457	5,418,833

Industrial Conglomerates—0.9%
Koninklijke Philips Electronics N.V.	105,724	2,717,448
Orkla A.S.A.	327,309	3,121,826

		5,839,274

Insurance—4.6%
ACE, Ltd.	109,876	7,232,038
Alleghany Corp.*	8,909	2,967,677
American International Group, Inc.*	192,570	5,646,152
CNO Financial Group, Inc.* (a)	121,940	964,545
Old Republic International Corp. (a)	226,404	2,660,247
White Mountains Insurance Group, Ltd.	16,348	6,868,776
Zurich Financial Services AG	14,150	3,573,814

		29,913,249

Leisure Equipment & Products—0.7%
Mattel, Inc.	175,916	4,835,931

Marine—1.1%
A.P. Moller - Maersk A.S.—Class B	854	7,379,898

Media—6.0%
British Sky Broadcasting Group plc	434,740	5,911,285
News Corp.—Class A	506,436	8,963,917
Time Warner Cable, Inc.	105,716	8,250,077
Time Warner, Inc.	215,332	7,831,625
Viacom, Inc.—Class B	101,249	5,163,699
Virgin Media, Inc. (a)	116,371	3,482,984

		39,603,587

Security Description	Shares	Value

Metals & Mining—1.3%
ThyssenKrupp AG	166,690	$8,660,213

Multi-Utilities—0.6%
GDF Suez	112,921	4,138,827

Office Electronics—1.7%
Xerox Corp.	1,049,414	10,924,400

Oil, Gas & Consumable Fuels—4.8%
BP plc	302,119	2,228,576
Marathon Oil Corp.	247,110	13,017,755
Murphy Oil Corp.	57,968	3,806,179
Prime AET&D Holdings No. 1 (144A) (b)	762,551	1
Royal Dutch Shell plc—Class A	260,764	9,271,083
Williams Cos., Inc. (The)	103,311	3,125,158

		31,448,752

Paper & Forest Products—1.7%
Domtar Corp.	33,084	3,133,717
International Paper Co.	269,715	8,042,901

		11,176,618

Pharmaceuticals—6.4%
Eli Lilly & Co.	276,898	10,391,982
Merck & Co., Inc.	327,965	11,573,885
Novartis AG	81,659	4,998,656
Pfizer, Inc.	599,308	12,345,745
Teva Pharmaceutical Industries, Ltd. (ADR)	50,121	2,416,834

		41,727,102

Real Estate—0.6%
Canary Wharf Group plc (144A)* (b)	767,618	3,715,987

Real Estate Investment Trusts—1.7%
Alexander’s, Inc. (a)	11,059	4,390,423
Weyerhaeuser Co. (a)	313,729	6,858,116

		11,248,539

Real Estate Management & Development—0.1%
Forestar Real Estate Group, Inc.* (a)	51,756	850,351

Semiconductors & Semiconductor Equipment—1.1%
LSI Corp.*	960,137	6,836,175

Software—2.9%
Microsoft Corp.	471,555	12,260,430
Nintendo Co., Ltd.	13,417	2,522,314
Symantec Corp.*	213,746	4,215,071

		18,997,815

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Tobacco—8.3%
Altria Group, Inc.	417,057	$11,014,475
British American Tobacco plc	378,015	16,588,756
Imperial Tobacco Group plc	335,830	11,178,654
Japan Tobacco, Inc.	256	986,248
Lorillard, Inc.	45,758	4,981,674
Philip Morris International, Inc.	73,378	4,899,449
Reynolds American, Inc.	136,765	5,067,143

		54,716,399

Wireless Telecommunication Services—1.5%
Vodafone Group plc	3,764,126	10,015,186

Total Common Stocks (Cost $499,521,033)		579,024,686

Loan Participation—3.4%

Commercial Banks—0.3%
CIT Group, Inc.
6.250%, 08/11/15 (c)	$1,963,709	1,978,152

Electronic Equipment—0.9%
Texas Competitive Electric Holdings Co. LLC
4.730%, 10/10/17 (c)	7,576,241	5,940,531

Media—0.8%
Clear Channel Communications, Inc.
3.836%, 01/28/16 (c)	4,097,000	3,482,450
3.836%, 01/29/16 (c)	2,059,976	1,741,911

		5,224,361

Real Estate—1.4%
Realogy Corp.
4.643%, 10/10/13 (c)	785,003	736,926
4.518%, 10/10/16 (c)	9,016,300	8,114,670
13.500%, 10/15/17	273,000	291,359

		9,142,955

Utilities—0.0%
Boston Generating LLC
4.503%, 12/21/13 (c)	1,109	391
6.500%, 12/21/13 (c)	35,464	12,501

		12,892

Total Loan Participation (Cost $22,948,670)		22,298,891

Domestic Bonds & Debt Securities—0.6%
Security Description	Shares/Par Amount	Value

Media—0.2%
Clear Channel Communications, Inc.
11.000%, 08/01/16 (a) (d)	$1,460,000	$1,299,400

Oil, Gas & Consumable Fuels—0.3%
OPTI Canada, Inc.
9.000%, 12/15/12	541,000	546,410
9.750%, 08/15/13 (a)	1,449,000	1,445,378

		1,991,788

Real Estate—0.1%
Realogy Corp. 7.875%, 02/15/19 (a)	560,000	560,000

Total Domestic Bonds & Debt Securities (Cost $3,911,335)		3,851,188

Rights—0.0%

Pharmaceuticals—0.0%
Sanofi expires 12/31/20 (Cost—$201,290)	90,671	218,517

Short-Term Investments—13.6%

Discount Notes—0.3%
Federal Home Loan Bank 0.010%, 07/01/11 (e)	$2,000,000	2,000,000

Mutual Funds—6.0%
State Street Navigator Securities Lending Prime Portfolio (f)	39,430,200	39,430,200

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $14,791,004 on 07/01/11 collateralized by $15,090,000 Federal Home Loan Bank at 0.330% due 07/16/12 with a value of $15,090,000.	$14,791,000	14,791,000

U.S. Government & Agency Discount Notes—5.0%
U.S. Treasury Bills 0.175%, 07/07/11 (a) (e)	5,000,000	4,999,995
0.148%, 08/04/11 (a) (e)	5,000,000	4,999,990
0.125%, 08/25/11 (a) (e)	10,000,000	9,999,920
0.100%, 09/22/11 (e)	5,000,000	4,999,825

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

U.S. Government & Agency Discount Notes—(Continued)
0.100%, 10/13/11 (e)	$5,000,000	$4,999,680
0.075%, 11/25/11 (e)	3,000,000	2,999,241

		32,998,651

Total Short-Term Investments (Cost $89,214,932)		89,219,851

Total Investments—105.8% (Cost $615,797,260#)		694,613,133
Other Assets and Liabilities (net)—(5.8)%		(38,029,026)

Net Assets—100.0%		$656,593,557

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $615,797,260. The aggregate unrealized appreciation and depreciation of investments were $95,150,834 and $(16,334,961), respectively, resulting in a net unrealized appreciation of $78,815,873 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $44,092,356 and the collateral received consisted of cash in the amount of $39,430,200 and non-cash collateral with a value of $5,429,800. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Zero coupon bond—Interest rate represents current yield to maturity.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $6,267,776, which was 1.0% of net assets.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Countries Diversification as of June 30, 2011 (Unaudited)
Top Ten Countries	% of Net Assets
United States	61.8
United Kingdom	10.4
Switzerland	6.7
Germany	4.9
France	2.4
Bermuda	1.4
Denmark	1.1
Spain	1.0
Japan	0.5
Norway	0.5

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio's investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$2,797,019	$—	$—	$2,797,019
Air Freight & Logistics	1,487,812	1,217,198	—	2,705,010
Automobiles	4,377,669	4,446,905	—	8,824,574
Beverages	14,978,719	11,190,303	—	26,169,022
Biotechnology	9,426,610	—	—	9,426,610
Building Products	5,633,463	—	—	5,633,463
Capital Markets	6,847,132	4,432,180	—	11,279,312
Chemicals	—	9,044,595	—	9,044,595
Commercial Banks	18,003,922	5,179,952	—	23,183,874
Communications Equipment	7,327,627	—	—	7,327,627
Computers & Peripherals	7,335,656	—	—	7,335,656
Diversified Financial Services	10,578,275	3,880,998	—	14,459,273
Diversified Telecommunication Services	—	7,936,319	—	7,936,319
Electric Utilities	11,049,541	6,287,102	—	17,336,643
Electrical Equipment	—	751,636	—	751,636
Electronic Equipment, Instruments & Components	4,812,509	—	—	4,812,509
Energy Equipment & Services	10,243,752	—	—	10,243,752
Food & Staples Retailing	29,303,446	1,919,637	—	31,223,083
Food Products	20,225,232	11,386,939	—	31,612,171
Health Care Equipment & Supplies	14,091,936	—	—	14,091,936
Health Care Providers & Services	21,317,151	—	—	21,317,151
Hotels, Restaurants & Leisure	—	270,145	—	270,145
Household Durables	3,796,170	—	—	3,796,170
Independent Power Producers & Energy Traders	5,418,833	—	—	5,418,833
Industrial Conglomerates	—	5,839,274	—	5,839,274
Insurance	26,339,435	3,573,814	—	29,913,249
Leisure Equipment & Products	4,835,931	—	—	4,835,931
Marine	—	7,379,898	—	7,379,898
Media	33,692,302	5,911,285	—	39,603,587
Metals & Mining	—	8,660,213	—	8,660,213
Multi-Utilities	—	4,138,827	—	4,138,827
Office Electronics	10,924,400	—	—	10,924,400

See accompanying notes to financial statements.

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Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$29,220,175	$2,228,576	$1	$31,448,752
Paper & Forest Products	11,176,618	—	—	11,176,618
Pharmaceuticals	36,728,446	4,998,656	—	41,727,102
Real Estate	—	—	3,715,987	3,715,987
Real Estate Investment Trusts	11,248,539	—	—	11,248,539
Real Estate Management & Development	850,351	—	—	850,351
Semiconductors & Semiconductor Equipment	6,836,175	—	—	6,836,175
Software	16,475,501	2,522,314	—	18,997,815
Tobacco	25,962,741	28,753,658	—	54,716,399
Wireless Telecommunication Services	—	10,015,186	—	10,015,186
Total Common Stocks	423,343,088	151,965,610	3,715,988	579,024,686
Total Loan Participation*	—	22,298,891	—	22,298,891
Total Domestic Bonds & Debt Securities*	—	3,851,188	—	3,851,188
Total Rights*	218,517	—	—	218,517
Short-Term Investments
Discount Notes	—	2,000,000	—	2,000,000
Mutual Funds	39,430,200	—	—	39,430,200
Repurchase Agreements	—	14,791,000	—	14,791,000
U.S. Government & Agency Discount Notes	—	32,998,651	—	32,998,651
Total Short-Term Investments	39,430,200	49,789,651	—	89,219,851
Total Investments	$462,991,805	$227,905,340	$3,715,988	$694,613,133

Forward Contracts**
Forward Contracts to Buy (Appreciation)	$—	$161,934	$—	$161,934
Forward Contracts to Buy (Depreciation)	—	(17,649)	—	(17,649)
Forward Contracts to Sell (Appreciation)	—	844,179	—	844,179
Forward Contracts to Buy (Depreciation)	—	(1,379,546)	—	(1,379,546)
Total Forward Contracts	$—	$(391,082)	$—	$(391,082)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Change in Unrealized Appreciation	Balance as of June 30, 2011	Change in Unrealized Appreciation for Investments still held at June 30, 2011
Common Stocks
Oil, Gas & Consumable Fuels	$1	$—	$1	$—
Real Estate	3,327,204	388,783	3,715,987	388,783

Total	$3,327,205	$388,783	$3,715,988	$388,783

See accompanying notes to financial statements.

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Met/Franklin Mutual Shares Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$679,822,133
Repurchase Agreement	14,791,000
Cash	93
Cash denominated in foreign currencies (c)	4,646,404
Receivable for investments sold	1,933,921
Receivable for shares sold	405,630
Dividends receivable	1,403,255
Interest receivable	286,505
Unrealized appreciation on forward currency contracts	1,006,113

Total assets	704,295,054

Liabilities
Payables for:
Investments purchased	5,725,687
Shares redeemed	522,004
Unrealized depreciation on forward currency contracts	1,397,195
Collateral for securities loaned	39,430,200
Accrued Expenses:
Management fees	423,269
Distribution and service fees - Class B	67,349
Administration fees	3,086
Custodian and accounting fees	44,068
Deferred trustees' fees	20,516
Other expenses	68,123

Total liabilities	47,701,497

Net Assets	$656,593,557

Net Assets Represented by
Paid in surplus	$467,837,268
Accumulated net realized gain	99,784,145
Unrealized appreciation on investments and foreign currency transacations	78,491,407
Undistributed net investment income	10,480,737

Net Assets	$656,593,557
Net Assets
Class A	$320,835,278
Class B	335,758,279
Capital Shares Outstanding*
Class A	36,997,927
Class B	38,967,902
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.67
Class B	8.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $601,006,260.
(b)	Includes securities loaned at value of $44,092,356.
(c)	Identified cost of cash denominated in foreign currencies was $4,582,376.

Statement of Operations

Six Months June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$11,392,837
Interest (b)	1,696,688

Total investment income	13,089,525

Expenses
Management fees	3,586,103
Administration fees	23,762
Custodian and accounting fees	150,164
Distribution and service fees - Class B	384,519
Audit and tax services	16,834
Legal	20,801
Trustees' fees and expenses	15,868
Shareholder reporting	29,938
Insurance	10,085
Miscellaneous	6,604

Total expenses	4,244,678
Less management fee waiver	(2,260)

Net expenses	4,242,418

Net investment income	8,847,107

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	117,909,984
Futures contracts	3,002,180
Foreign currency transactions	(16,832,762)

Net realized gain on investments, futures contracts and foreign currency transactions	104,079,402

Net change in unrealized appreciation (depreciation) on:
Investments	(50,110,032)
Foreign currency transactions	2,538,367

Net change in unrealized depreciation on investments, futures contracts and foreign currency transactions	(47,571,665)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	56,507,737

Net Increase in Net Assets from Operations	$65,354,844

(a)	Net of foreign withholding taxes of $500,137.
(b)	Includes net income on securities loaned of $153,466.

See accompanying notes to financial statements.

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Met/Franklin Mutual Shares Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase in Net Assets:
Operations
Net investment income	$8,847,107	$24,797,864
Net realized gain on investments, futures contracts and foreign currency transactions	104,079,402	69,451,007
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(47,571,665)	5,127,512

Net increase in net assets resulting from operations	65,354,844	99,376,383

Distributions to Shareholders
From net investment income
Class A	(21,606,233)	—
Class B	(8,703,947)	—
From net realized gains
Class A	(40,500,424)	(9,081,969)
Class B	(17,263,421)	(2,364,247)

Net decrease in net assets resulting from distributions	(88,074,025)	(11,446,216)

Net increase (decrease) in net assets from capital share transactions	(285,816,863)	68,118,608

Net Increase (Decrease) in Net Assets	(308,536,044)	156,048,775
Net assets at beginning of period	965,129,601	809,080,826

Net assets at end of period	$656,593,557	$965,129,601

Undistributed net investment income at end of period	$10,480,737	$31,944,360

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	5,528,342	$50,229,247	12,853,216	$107,215,609
Reinvestments	7,163,398	62,106,657	1,047,517	9,081,969
Redemptions	(53,271,912)	(469,825,713)	(17,388,182)	(148,343,041)

Net decrease	(40,580,172)	$(357,489,809)	(3,487,449)	$(32,045,463)

Class B
Sales	6,906,560	$62,024,927	14,155,845	$116,595,743
Reinvestments	3,012,456	25,967,368	273,957	2,364,247
Redemptions	(1,835,643)	(16,319,349)	(2,295,834)	(18,795,919)

Net increase	8,083,373	$71,672,946	12,133,968	$100,164,071

Increase (decrease) derived from capital shares transactions		$(285,816,863)		$68,118,608

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(b)
Net Asset Value, Beginning of Period	$8.91		$8.11	$6.48	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.09		0.25	0.11	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.44		0.66	1.52	(3.40)

Total From Investment Operations	0.53		0.91	1.63	(3.33)

Less Distributions
Distributions from Net Investment Income	(0.27)		—	—	(0.19)
Distributions from Net Realized Capital Gains	(0.50)		(0.11)	—	—
Distributions from Return of Capital	—		—	—	(0.00)+

Total Distributions	(0.77)		(0.11)	—	(0.19)

Net Asset Value, End of Period	$8.67		$8.91	$8.11	$6.48

Total Return (%)	5.97		11.23	25.15	(33.20)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.86	*	0.88	0.90	1.32 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.86	*	0.88	0.90	0.90 *
Ratio of Net Investment Income to Average Net Assets (%)	1.96	*	3.00	1.47	1.29 *
Portfolio Turnover Rate (%)	31.6		42.3	60.8	23.6
Net Assets, End of Period (in millions)	$320.8		$691.6	$657.6	$90.9

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(b)
Net Asset Value, Beginning of Period	$8.86		$8.08	$6.47	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.09		0.23	0.09	0.05
Net Realized and Unrealized Gain (loss) on Investments	0.42		0.66	1.52	(3.39)

Total From Investment Operations	0.51		0.89	1.61	(3.34)

Less Distributions
Distributions from Net Investment Income	(0.25)		—	—	(0.19)
Distributions from Net Realized Capital Gains	(0.50)		(0.11)	—	—
Distributions from Return of Capital	—		—	—	(0.00)+

Total Distributions	(0.75)		(0.11)	—	(0.19)

Net Asset Value, End of Period	$8.62		$8.86	$8.08	$6.47

Total Return (%)	5.84		11.02	24.88	(33.36)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.11	*	1.13	1.15	1.60 *
Ratio of Net Expenses to Average Net Assets (%)(c)	1.11	*	1.13	1.15	1.15 *
Ratio of Net Investment Income to Average Net Assets (%)	2.00	*	2.84	1.27	1.05 *
Portfolio Turnover Rate (%)	31.6		42.3	60.8	23.6
Net Assets, End of Period (in millions)	$335.8		$273.6	$151.5	$31.9

*	Annualized
+	Distributions from return of capital were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Mutual Shares Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“Metlife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

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Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, Real Estate Investment Trusts (REIT), forwards transactions, Ingersoll Rand security sold adjustment, passive foreign investment companies (PFIC), deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

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Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Mutual Advisers, LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$3,586,103	0.800%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2011, the Adviser contractually agreed to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.780% of the Portfolio’s average daily net assets in excess of $1 billion. This arrangement was voluntary for the period January 1, 2011 through April 30, 2011. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.90%	1.15%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$64,778,833	$199,523,522	$97,799,730	$352,899,872

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,006,113	Unrealized depreciation on forward foreign currency exchange contracts	$1,397,195

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Foreign Currency Exchange	Total
Foreign currency transactions	$—	$(16,832,762)	$(16,832,762)
Futures contracts	3,002,180	—	3,002,180

	$3,002,180	$(16,832,762)	$(13,830,582)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)
Foreign currency transactions		$2,520,806

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Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

For the six months ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional or Face Amount(a)	Foreign Currency Risk

Foreign currency transactions	$208,230,158

(a)	Averages are based on daily activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/10/2011	Deutsche Bank AG	379,100	CHF	$450,680	$449,944	$736

8/10/2011	State Street Corp.	163,000	CHF	193,777	195,880	(2,103)

9/15/2011	Deutsche Bank AG	1,344,329	EUR	1,948,424	1,897,279	51,145

9/15/2011	Deutsche Bank AG	74,486	EUR	107,958	106,392	1,566

9/15/2011	Deutsche Bank AG	860,000	EUR	1,246,454	1,216,539	29,915

9/15/2011	State Street Corp.	148,124	EUR	214,685	210,916	3,769

9/15/2011	State Street Corp.	79,504	EUR	115,230	114,404	826

8/12/2011	Bank of America N.A.	450,000	GBP	722,720	728,370	(5,650)

9/16/2011	Barclays Bank plc	450,000	GBP	722,407	729,450	(7,043)

10/20/2011	Bank of America N.A.	11,438,424	JPY	141,933	139,269	2,664

10/20/2011	Bank of America N.A.	11,629,629	JPY	144,305	141,946	2,359

10/20/2011	Bank of America N.A.	10,448,581	JPY	129,650	130,439	(789)

10/20/2011	Barclays Bank plc	8,497,858	JPY	105,445	105,965	(520)

10/20/2011	Deutsche Bank AG	176,994,300	JPY	2,196,221	2,145,958	50,263

10/20/2011	Deutsche Bank AG	9,092,881	JPY	112,828	112,252	576

10/20/2011	Deutsche Bank AG	3,300,000	JPY	40,948	40,467	481

10/20/2011	Deutsche Bank AG	6,932,810	JPY	86,025	85,694	331

10/20/2011	Deutsche Bank AG	6,872,299	JPY	85,274	85,612	(338)

10/20/2011	Deutsche Bank AG	15,340,000	JPY	190,345	190,965	(620)

10/20/2011	Deutsche Bank AG	9,878,500	JPY	122,576	122,216	360

8/19/2011	Deutsche Bank AG	1,135,170	NOK	210,584	205,149	5,435

8/19/2011	Deutsche Bank AG	325,000	NOK	60,290	59,996	294

8/19/2011	Deutsche Bank AG	1,040,305	NOK	192,985	192,314	671

8/19/2011	Deutsche Bank AG	1,958,600	NOK	363,337	360,408	2,929

8/19/2011	Deutsche Bank AG	807,146	NOK	149,733	146,701	3,032

8/19/2011	Deutsche Bank AG	333,800	NOK	61,923	60,055	1,868

8/19/2011	Deutsche Bank AG	729,842	NOK	135,392	133,049	2,343

8/19/2011	State Street Corp.	447,071	NOK	82,935	82,564	371

8/19/2011	State Street Corp.	789,632	NOK	146,483	147,068	(585)

Net Unrealized Appreciation						$144,286

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Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/23/2011	Barclays Bank plc	899,941	AUD	$959,816	$941,383	$(18,433)

8/23/2011	Deutsche Bank AG	666,084	AUD	710,401	693,580	(16,821)

8/23/2011	Deutsche Bank AG	240,478	AUD	256,478	253,921	(2,557)

8/23/2011	Deutsche Bank AG	240,478	AUD	256,478	253,921	(2,557)

8/23/2011	State Street Corp.	133,500	AUD	142,382	142,144	(238)

8/10/2011	Bank of America N.A.	250,000	CHF	297,204	286,994	(10,210)

8/10/2011	State Street Corp.	11,029,399	CHF	13,111,920	12,619,450	(492,470)

9/15/2011	Barclays Bank plc	1,000,000	EUR	1,449,365	1,448,750	(615)

9/15/2011	Deutsche Bank AG	18,451,284	EUR	26,742,641	26,460,986	(281,655)

9/15/2011	HSBC Bank USA N.A	19,511,471	EUR	28,279,240	27,975,547	(303,693)

8/12/2011	Bank of America N.A.	28,754,160	GBP	46,180,455	47,013,051	832,596

8/12/2011	Deutsche Bank AG	600,000	GBP	963,627	975,210	11,583

10/20/2011	Bank of America N.A.	215,284,324	JPY	2,671,339	2,612,674	(58,665)

10/20/2011	Bank of America N.A.	45,000,000	JPY	558,379	546,886	(11,493)

10/20/2011	Barclays Bank plc	16,607,200	JPY	206,069	200,000	(6,069)

10/20/2011	Deutsche Bank AG	33,210,820	JPY	412,094	400,000	(12,094)

10/20/2011	Deutsche Bank AG	24,685,800	JPY	306,312	300,000	(6,312)

10/20/2011	HSBC Bank USA N.A	16,601,400	JPY	205,997	200,000	(5,997)

10/20/2011	HSBC Bank USA N.A	12,328,500	JPY	152,977	150,000	(2,977)

10/20/2011	HSBC Bank USA N.A	5,000,000	JPY	62,042	60,736	(1,306)

10/20/2011	HSBC Bank USA N.A	61,300,000	JPY	760,636	750,223	(10,413)

8/19/2011	Barclays Bank plc	22,644,610	NOK	4,200,767	4,065,795	(134,972)

Net Unrealized Depreciation						$(535,368)

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Market, Credit and Counterparty Risk - continued

Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009

$11,446,216	$—	$—	$—	$—	$—	$11,446,216	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total

$55,359,626	$32,691,006	$123,441,140	$—	$211,491,772

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Met/Franklin Mutual Shares Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Met/Franklin Templeton Founding Strategy Portfolio returned 6.57% and 6.50%, respectively, compared to its benchmark, the Standard & Poor’s (S&P) 500 Index1, which returned 6.02%.

Economic and Market Review

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid stocks continue to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

Portfolio Review/Current Positioning

The Met/Franklin Founding Strategy Portfolio is a “fund of funds” consisting of three portfolios of the Met Investors Series Trust subadvised by the Franklin Templeton organization: the Met/Franklin Mutual Shares Portfolio, the Met/Templeton Growth Portfolio, and the Met/Franklin Income Portfolio. The Portfolio’s strategy is to hold one-third of its assets in each of the underlying portfolios and to rebalance the Portfolio on a quarterly basis.

All three component portfolios were positive for the six-month period ended June 30, 2011, but the Met/Templeton Growth Portfolio, which by design invests in both domestic and foreign stocks, was the best performer of the three underlying portfolios. An overweight position and stock selection in the Health Care sector benefited performance relative to the MSCI World Index. French pharmaceuticals manufacturer Sanofi Aventis was a top contributor, finding support in broker upgrades, positive clinical trials, and early success with the integration of recently acquired biotechnology firm Genzyme.

The Met/Franklin Mutual Shares Portfolio performed relatively well during the period despite holding a substantial fixed income position (about 10%) when stocks were mostly up, despite managing with value tilt in a period that favored growth style stocks, and despite holding over one-quarter of assets in foreign stocks at a time when domestic stocks did better. Three particularly strong performers for Met/Franklin Mutual Shares Portfolio were UnitedHealth Group, Inc., a U.S. managed health care provider; Marathon Oil Corp., a U.S.-based oil and gas exploration and production company with interests worldwide; and U.K.-based British American Tobacco plc (BAT). On the negative side, some of its investments lost value and negatively impacted results. These included U.S.-based Bank of America, Japanese video game software and console maker Nintendo Co., Ltd, and U.S. network equipment provider Cisco Systems, Inc.

The Met/Franklin Income Portfolio did not return as much as the other two underlying components because its holdings include bonds as well as equity securities. However, most of those bonds were rated below investment-grade that benefited from both higher coupons and positive price appreciation over most of the period. Top contributors for Met/Franklin Income Portfolio among equity holdings included major pharmaceutical companies Roche Holding (Switzerland) and Pfizer, as well as diversified health care company Johnson & Johnson. Equity detractors included Financials holdings Bank of America Corp., Citigroup, Inc., and Wells Fargo & Co.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and

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Met/Franklin Templeton Founding Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Met/Templeton Growth Portfolio (Class A)	33.4
Met/Franklin Mutual Shares Portfolio (Class A)	33.4
Met/Franklin Income Portfolio (Class A)	33.2

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Met/Franklin Templeton Founding Strategy Portfolio

Met/Franklin Templeton Founding Strategy Portfolio managed by

MetLife Advisers, LLC vs. S&P 500 Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 year	Since Inception[3]
Met/Franklin Templeton Founding Strategy Portfolio—Class A	6.57%	24.69%	2.37%
Class B	6.50%	24.56%	2.15%
S&P 500 Index[1]	6.02%	30.69%	0.46%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market- weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)(b)
Actual	0.45%	$1,000.00	$1,065.70	$2.29
Hypothetical*	0.45%	1,000.00	1,022.58	2.24

Class B(a)(b)
Actual	0.70%	$1,000.00	$1,065.00	$3.57
Hypothetical*	0.70%	1,000.00	1,021.34	3.49

*    Hypothetical assumes a rate of return of 5% per year before expenses.

**   Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Met/Franklin Income Portfolio (Class A) (a)	30,335,989	$317,314,444
Met/Franklin Mutual Shares Portfolio (Class A) (a)	36,786,515	318,939,084
Met/Templeton Growth Portfolio (Class A) (a)	31,826,717	319,540,236

Total Mutual Funds (Cost $798,639,489)		955,793,764

Total Investments—100.0% (Cost $798,639,489#)		955,793,764

Other assets and liabilities (net)—0.0%		(266,954)

Net Assets—100.0%		$955,526,810

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $798,639,489. The aggregate unrealized appreciation of investments was $157,154,275, resulting in a net unrealized appreciation of $157,154,275 for federal income tax purposes.
(a)	A Portfolio of Met Investors Series Trust.

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$955,793,764	$—	$—	$955,793,764
Total Investments	$955,793,764	$—	$—	$955,793,764

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$955,793,764
Receivable for shares sold	328,484
Receivable from Adviser	8,675

Total assets	956,130,923

Liabilities
Payables for:
Investments purchased	179,479
Shares redeemed	149,005
Accrued Expenses:
Management fees	34,993
Distribution and service fees - Class B	192,638
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	21,550

Total liabilities	604,113

Net Assets	$955,526,810

Net Assets Represented by
Paid in surplus	$761,024,097
Accumulated net realized gain	11,007,468
Unrealized appreciation on investments	157,154,274
Undistributed net investment income	26,340,971

Net Assets	$955,526,810
Net Assets
Class A	$1,898,453
Class B	953,628,357
Capital Shares Outstanding*
Class A	183,161
Class B	92,429,524
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.36
Class B	10.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $798,639,490.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$27,720,141

Total investment income	27,720,141

Expenses
Management fees	206,741
Administration fees	11,901
Custodian and accounting fees	12,298
Distribution and service fees - Class B	1,135,005
Audit and tax services	9,750
Legal	20,966
Trustees’ fees and expenses	15,868
Miscellaneous	2,464

Total expenses	1,414,993
Less expenses reimbursed by the Adviser	(52,555)

Net expenses	1,362,438

Net investment income	26,357,703

Net Realized and Unrealized Gain on Investments
Net realized gain on:
Investments	1,322,390
Capital gain distributions from Underlying Portfolios	25,090,649

Net realized gain on investments and capital gain distributions from Underlying Portfolios	26,413,039

Net change in unrealized appreciation on investments	2,444,358

Net realized and unrealized gain on investments	28,857,397

Net Increase in Net Assets from Operations	$55,215,100

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$26,357,703	$11,460,544
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	26,413,039	(424,295)
Net change in unrealized appreciation on investments	2,444,358	62,696,161

Net increase in net assets resulting from operations	55,215,100	73,732,410

Distributions to Shareholders
From net investment income
Class A	(33,126)	—
Class B	(15,257,710)	—
From net realized gains
Class A	(1,682)	(4)
Class B	(867,302)	(2,521)

Net decrease in net assets resulting from distributions	(16,159,820)	(2,525)

Net increase in net assets from capital share transactions	66,322,490	110,477,374

Net Increase in Net Assets	105,377,770	184,207,259
Net assets at beginning of period	850,149,040	665,941,781

Net assets at end of period	$955,526,810	$850,149,040

Undistributed net investment income at end of period	$26,340,971	$15,274,104

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	29,674	$307,478	49,637	$453,268
Reinvestments	3,353	34,808	1	4
Redemptions	(5,000)	(51,627)	(11,176)	(101,917)

Net increase	28,027	$290,659	38,462	$351,355

Class B
Sales	9,891,348	$101,767,446	21,533,559	$197,066,258
Reinvestments	1,559,479	16,125,012	267	2,521
Redemptions	(5,077,110)	(51,860,627)	(9,705,862)	(86,942,760)

Net increase	6,373,717	$66,031,831	11,827,964	$110,126,019

Increase derived from capital shares transactions		$66,322,490		$110,477,374

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010		2009	2008(b)
Net Asset Value, Beginning of Period	$9.91		$8.98		$6.97	$10.00

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.32		0.16		(0.00)+	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.33		0.77		2.01	(2.97)

Total From Investment Operations	0.65		0.93		2.01	(2.89)

Less Distributions
Distributions from Net Investment Income	(0.19)		—		—	(0.14)
Distributions from Net Realized Capital Gains	(0.01)		(0.00	)++	—	—

Total distributions	(0.20)		(0.00	)++	—	(0.14)

Net Asset Value, End of Period	$10.36		$9.91		$8.98	$6.97

Total Return (%)	6.57		10.36		28.84	(28.92)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.06	*	0.07		0.08	0.44 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.05	*	0.05		0.05	0.05 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	6.21	*	1.72		(0.04)	1.23 *
Portfolio Turnover Rate (%)	2.3		5.3		6.7	4.4
Net Assets, End of Period (in millions)	$1.9		$1.5		$1.0	$0.3

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010		2009	2008(b)
Net Asset Value, Beginning of Period	$9.86		$8.96		$6.97	$10.00

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.29		0.14		(0.02)	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.35		0.76		2.01	(3.16)

Total From Investment Operations	0.64		0.90		1.99	(2.90)

Less Distributions
Distributions from Net Investment Income	(0.17)		—		—	(0.13)
Distributions from Net Realized Capital Gains	(0.01)		(0.00	)++	—	—

Total Distributions	(0.18)		(0.00	)++	—	(0.13)

Net Asset Value, End of Period	$10.32		$9.86		$8.96	$6.97

Total Return (%)	6.50		10.05		28.55	(28.98)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.31	*	0.32		0.33	0.38 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.30	*	0.30		0.30	0.30 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	5.79	*	1.57		(0.29)	4.97 *
Portfolio Turnover Rate (%)	2.3		5.3		6.7	4.4
Net Assets, End of Period (in millions)	$953.6		$848.6		$664.9	$276.3

*	Annualized.
+	Net investment loss was less than $0.01.
++	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Templeton Founding Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is a “fund of funds” that invests, on a fixed percentage basis, in a combination of the Trust’s portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, “Franklin Templeton”), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio’s assets will be allocated on an equal basis (33 1/ 3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the “Underlying Portfolios”), each of which is a separate portfolio of the Trust. The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$206,741	0.05%	First $500 Million

	0.04%	$500 Million to $1 Billion

	0.03%	Over $1 Billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009	2010	2011
		Subject to repayment until December 31,
Class A	Class B	2013	2014	2015	2016

0.05%	0.30%	$85,140	$133,123	$121,824	$52,555

As of June 30, 2011, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the six months ended June 30, 2011 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of June 30, 2011, there was $392,642 in expense deferrals eligible for recoupment by the Adviser.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$122,410,459	$—	$20,766,829

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Met/Franklin Income Portfolio*	26,827,002	4,084,149	(575,162)	30,335,989

Met/Franklin Mutual Shares Portfolio*	31,252,535	6,102,981	(569,001)	36,786,515

Met/Templeton Growth Portfolio*	30,291,990	2,497,192	(962,465)	31,826,717

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

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Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

Met/Franklin Income Portfolio	$653,097	$8,786,210	$14,610,496	$317,314,444

Met/Franklin Mutual Shares Portfolio	(62,760)	16,304,439	8,698,119	318,939,084

Met/Templeton Growth Portfolio	732,053	—	4,411,526	319,540,236

	$1,322,390	$25,090,649	$27,720,141	$955,793,764

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$—	$—	$2,525	$—	$2,525	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$15,290,406	$868,974	$139,304,356	$—	$155,463,736

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Met/Franklin Templeton Founding Strategy Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Managed by Templeton Global Advisors Limited

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Met/Templeton Growth Portfolio returned 8.77% and 8.64%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned 5.29%. Since its inception on April 26, 2011 through June 30, 2011, the Class E shares of the Met/Templeton Growth Portfolio returned -1.28%. The Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) World Index1, returned -1.61% over the same period.

Market Environment/Conditions

Global stock markets rose in the first half of 2011, though the positive momentum from the previous year waned as European sovereign debt turmoil escalated and signs emerged of an economic slowdown. Furthermore, geopolitical unrest sweeping the Middle East and North Africa roiled oil markets, and a devastating earthquake and tsunami in Japan severely disrupted global supply chains during the period. While the market recovered from these interferences, economic growth concerns persisted. Officials at the U.S. Federal Reserve Board (Fed) cut their growth forecast for the world’s largest economy, and manufacturing slowed in most major regions of the world. Japan’s earthquake, an early surge in commodity prices and a fading inventory restocking cycle were all blamed for declining economic leading indicators. Nascent policy tightening in most parts of the world was also thought to inhibit growth and cool the commodities rally. Asian and emerging market policymakers tightened aggressively as inflation reached post-crisis highs in many regions, while the European Central Bank raised interest rates for the first time in two years, deviating from the Fed’s extraordinarily accommodative path, which included a second round of quantitative easing during the reporting period.

Amid concerns about the effects of sustained accommodative monetary policy and declining economic growth rates in the U.S., politicians debated whether to raise the nation’s debt ceiling. Sovereign debt concerns continued to plague Europe, with Greece, Ireland, Portugal and Spain subject to rating downgrades in the first half of 2011. At period-end, European politicians were working to pass painful austerity measures despite fierce popular resistance, and discussions were ongoing about restructuring debt payments of the region’s most troubled sovereigns. Despite these challenges, continued corporate profit strength and still favorable economic growth prospects in some regions of the world supported stock prices. Equity market leadership rotated toward defensive sectors as risk aversion increased, buoying even U.S. Treasuries toward period-end as near-term demand for perceived safe havens outweighed longer term concerns about the deteriorating U.S. credit profile. The dollar ultimately declined, however, against most currencies, broadly reflecting divergent interest rate and/or economic growth expectations.

Portfolio Review/Current Positioning

Despite gathering market headwinds, the Portfolio outperformed its benchmark, the MSCI World Index, during the first half of 2011, and most sector groups and major regions delivered absolute gains. As signs of an economic slowdown emerged during the period, market leadership transitioned from economically sensitive, cyclical sectors such as Materials and Information Technology, to defensive, counter-cyclical sectors such as Health Care and Consumer Staples. In this environment, a number of the Portfolio’s overweighted sectors and regions, including Health Care and Europe, outperformed.

An overweighted position and stock selection in the Portfolio’s Health Care sector benefited performance relative to the MSCI World Index. French pharmaceuticals manufacturer Sanofi was a top contributor, finding support in broker upgrades, positive clinical trials and early success with the integration of recently acquired biotechnology firm Genzyme. Major U.S. pharmaceutical manufacturer Pfizer, Inc., U.S. biotechnology firm Biogen Idec and European medical device distributor Covidien (U.S. headquartered) were also strong performers. Although investors’ rotation into defensive sectors largely drove Health Care’s outperformance during the period, we continued to believe that select sector stocks remained fundamentally undervalued and traded at levels that ignored the progress companies have made by prioritizing emerging market growth, restructuring their cost bases, diversifying away from patent-exposed products and directing robust cash flows to productive uses such as shareholder returns and mergers and acquisitions.

Many Consumer Discretionary companies also generated robust cash flows and began to return more of that cash to shareholders. During the period, the diverse sector was a major contributor to absolute and relative performance, primarily due to stock selection. Among media stocks, U.S. cable operators Comcast Corp. and Time Warner Cable, Inc. were strong performers, growing earnings and raising their dividends during the period as demand for their bundled services drove broadband market share gains and supported operating results. Elsewhere in the media industry, content producers such as News Corp. and Viacom also delivered strong returns, supported by growing content demand and affiliate fees from traditional cable operators and new web-based services such as Netflix and Hulu. The Portfolio’s automotive industry holdings also drove Consumer Discretionary sector outperformance. Shares of Hyundai Motor surged during the period as South Korea’s largest auto manufacturer boosted profitability and increased capacity to meet demand arising from production stoppages at earthquake-stricken Japanese competitors. The Portfolio’s Hyundai stake has been a very successful investment and we liquidated the position during the period to realize a gain; shares looked fairly valued to us after nearly quadrupling in value since we identified it as an attractive stock in 2007.

While the Portfolio’s overweighted positions in the Consumer Discretionary and Health Care sectors were long-standing, so too has been our underweighted position in the Financials sector, a result of what we believed was poor balance sheet transparency and limited valuation opportunities in recent years. Yet, we began to believe there are some increasingly compelling value propositions in the sector, which, after enjoying a liquidity-fueled rebound as governments intervened to avert systemic bankruptcy, was recently one of the

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Managed by Templeton Global Advisors Limited

Portfolio Manager Commentary* (continued)

market’s main laggards. Such weakness created what we considered attractive opportunities among select stocks, notably among European banks and insurers whose valuations were indiscriminately depressed due to the debt crisis in some regional countries. In the banking and diversified financials industries, balance sheets were repaired and business models realigned to focus on core areas of profitability. Yet we believe the market remained concerned about economic headwinds, and valuations ignored growth opportunities inherent in a wave of industry restructuring and expansion focused on underleveraged markets and underserved consumers. Dutch financial services conglomerate ING Groep, whose ongoing restructuring initiatives began to generate positive operating results during the period, was a top performer and is an excellent example of the type of values we found in the sector. Similarly, in the insurance industry, many firms—such as French life insurer AXA, another top sector performer—divested underpriced businesses, rebuilt significant excess capital and avoided risky assets, and we continued to find what we considered attractive valuation opportunities in the insurance industry as well.

Stock selection and underweighting in the Materials sector helped relative results as did stock selection in the Energy sector. Both sectors also delivered absolute gains despite heightened commodity price volatility and investors’ rotation out of cyclically leveraged stocks. We found few long-term value opportunities among metals and mining stocks given historically high current valuations and profit levels, and we largely avoided the industry. Energy stock performance is also closely correlated to the price of industrial commodities, yet we found what we considered significantly more attractive valuation opportunities in this cyclical sector. Tightening oil fundamentals and the increasing cost and complexity of extracting oil and gas from the ground could improve the market environment for energy producers and oilfield services providers, and we will seek to use near-term volatility to uncover select opportunities in the Energy sector.

The Portfolio’s Information Technology stocks modestly outperformed those of the MSCI World Index as weakness among hardware holdings such as Cisco and semiconductor holdings such as Samsung Electronics (South Korea) was more than offset by the strength of software holdings such as information technology consultant Accenture, which rallied on strong earnings results and its forecast that global expansion and heightened regulation could increase demand for the company’s services. We believe sector valuations remained attractive and businesses targeting productivity-enhancing investments in an uncertain economic climate could help support demand, particularly after an extended period of modest corporate spending on technology.

We found fewer opportunities in the Consumer Staples sector, where we believe elevated valuations did not adequately protect investors from risks associated with rising input costs and increasing price competition. Most of the Portfolio’s Consumer Staples holdings delivered absolute gains but underperformed the index overall, due to stock selection and our underweighted position during a period when the sector benefited from a defensive rotation.

From a geographic perspective, most major regions represented in the Portfolio outperformed the MSCI World Index. Stock selection in the U.S. and overweighting and stock selection in Europe resulted in positive relative results, as did stock selection in Asia and, in particular, an underweighting in Japan. During the period, the U.S. dollar depreciated against most foreign currencies, which also helped the Portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell. Please remember, past performance is no guarantee of future results.

At Templeton, we continued to find long-term opportunities we feel are attractive in regions and sectors around the world, particularly those impaired by negative sentiment. After a two-year market rally, global equities were no longer indiscriminately cheap; however, we think selective values remained for disciplined investors with long-term horizons.

Norman J. Boersma, CFA

Tucker Scott, CFA

Lisa F. Myers, J.D., CFA

Templeton Global Advisors Limited

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Sanofi-Aventis	2.1
Vodafone Group plc	2.1
Comcast Corp. - Special Class A	2.0
Pfizer, Inc.	1.9
Amgen, Inc.	1.9
Microsoft Corp.	1.8
News Corp. - Class A	1.7
Siemens AG	1.6
GlaxoSmithKline plc	1.6
Royal Dutch Shell plc	1.6

Top Sectors

% of Market Value of Total Investments
Communications	18.9
Non-Cyclical	17.2
Financials	16.6
Industrials	11.4
Energy	11
Technology	9.1
Cyclical	9.1
Cash & Equivalents	4.5
Basic Materials	1.4
Diversified	0.8

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Met/Templeton Growth Portfolio

Met/Templeton Growth Portfolio managed by

Templeton Global Advisors Limited vs. Morgan Stanley Capital International (MSCI) World Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	Since Inception[3]
Met/Templeton Growth Portfolio—Class A	8.77%	32.91%	1.14%
Class B	8.64%	32.70%	0.90%
Class E	—	—	-1.28%
MSCI World Index[1]	5.29%	30.51%	-1.79%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Morgan Stanley Capital International (MSCI) World Index is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A and Class B shares is 4/28/08. Inception of Class E shares is 4/26/2011. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)(b)
Actual	0.80%	$1,000.00	$1,087.70	$4.14
Hypothetical*	0.80%	1,000.00	1,020.83	4.01

Class B(a)(b)
Actual	1.05%	$1,000.00	$1,086.40	$5.43
Hypothetical*	1.05%	1,000.00	1,019.59	5.26

Class E(a)(b)(c)
Actual	0.95%	$1,000	$987.20	$1.71
Hypothetical*	0.95%	1,000	1,007.32	1.72

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes the Financial Statements.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

(c) Class Inception April 26, 2011.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—96.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
BAE Systems plc	377,978	$1,934,471

Air Freight & Logistics—2.2%
Deutsche Post AG	124,165	2,388,044
FedEx Corp.	39,840	3,778,824
United Parcel Service, Inc.—Class B	80,500	5,870,865

		12,037,733

Airlines—0.8%
Deutsche Lufthansa AG	110,905	2,419,155
International Consolidated Airlines Group S.A.*	442,913	1,808,054

		4,227,209

Auto Components—0.8%
Compagnie Generale des Etablissements Michelin—Class B	41,470	4,062,110

Automobiles—2.0%
Mazda Motor Corp.* (a)	1,120,000	2,948,888
Nissan Motor Co., Ltd.	262,700	2,752,845
Toyota Motor Corp.	115,900	4,871,244

		10,572,977

Biotechnology—2.3%
Amgen, Inc.*	172,940	10,091,049
Biogen Idec, Inc.*	22,131	2,366,246

		12,457,295

Capital Markets—2.3%
Bank of New York Mellon Corp.	48,290	1,237,190
Credit Suisse Group AG*	92,297	3,584,868
Morgan Stanley	113,440	2,610,254
Nomura Holdings, Inc.	574,300	2,836,484
UBS AG*	116,932	2,130,747

		12,399,543

Commercial Banks—4.2%
BNP Paribas S.A.	18,020	1,391,910
DBS Group Holdings, Ltd. (a)	342,500	4,102,432
HSBC Holdings plc	413,514	4,112,532
ICICI Bank, Ltd. (ADR)	68,980	3,400,714
Intesa Sanpaolo	1,017,147	2,709,095
KB Financial Group, Inc.	70,674	3,361,520
UniCredito Italiano S.p.A.	1,683,224	3,565,642

		22,643,845

Security Description	Shares	Value

Commercial Services & Supplies—0.3%
Rentokil Initial plc*	1,225,607	$1,871,913

Communications Equipment—2.4%
Brocade Communications Systems, Inc.*	422,540	2,729,608
Cisco Systems, Inc.	397,910	6,211,375
Telefonaktiebolaget LM Ericsson—Class B	259,204	3,741,470

		12,682,453

Computers & Peripherals—0.8%
Dell, Inc.* (a)	176,240	2,937,921
Seagate Technology plc	100,910	1,630,705

		4,568,626

Construction & Engineering—0.1%
Carillion plc	95,620	577,464

Construction Materials—1.3%
CRH plc	318,564	7,084,155

Consumer Finance—1.0%
American Express Co.	102,660	5,307,522

Diversified Financial Services—3.1%
Bank of America Corp.	199,380	2,185,205
Citigroup, Inc.	84,911	3,535,694
ING Groep N.V.*	666,282	8,231,260
JPMorgan Chase & Co.	70,500	2,886,270

		16,838,429

Diversified Telecommunication Services—4.2%
China Telecom Corp., Ltd. (ADR)	30,950	2,025,677
France Telecom S.A.	266,415	5,676,137
KT Corp. (ADR)	40,900	795,096
Singapore Telecommunications, Ltd. (a)	2,094,000	5,396,489
Singapore Telecommunications, Ltd.	464,000	1,194,191
Telefonica S.A.	187,548	4,593,249
Telekom Austria AG	69,211	884,161
Telenor ASA	126,466	2,078,773

		22,643,773

Electrical Equipment—0.5%
Alstom S.A. (a)	47,084	2,904,154

Electronic Equipment, Instruments & Components—1.0%
Flextronics International, Ltd.*	314,210	2,017,228
TE Connectivity, Ltd.	97,790	3,594,761

		5,611,989

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—3.0%
Baker Hughes, Inc.	64,990	$4,715,675
Halliburton Co.	107,960	5,505,960
Noble Corp. (a)	100,790	3,972,134
SBM Offshore N.V.	78,600	2,082,328

		16,276,097

Food & Staples Retailing—1.9%
CVS Caremark Corp.	150,168	5,643,314
Tesco plc	724,717	4,678,003

		10,321,317

Food Products—0.9%
Nestle S.A.	72,091	4,477,207
Unilever N.V.	10,102	331,444

		4,808,651

Health Care Equipment & Supplies—1.5%
Covidien plc	48,290	2,570,477
Medtronic, Inc.	144,490	5,567,199

		8,137,676

Health Care Providers & Services—0.5%
Quest Diagnostics, Inc. (a)	44,740	2,644,134

Hotels, Restaurants & Leisure—0.6%
Compass Group plc	321,677	3,106,560

Household Durables—0.4%
Persimmon plc	248,267	1,924,123

Industrial Conglomerates—4.6%
Citic Pacific, Ltd.	175,315	442,616
General Electric Co.	300,550	5,668,373
Koninklijke Philips Electronics N.V.	220,933	5,678,691
Siemens AG	62,323	8,570,238
Tyco International, Ltd.	87,090	4,304,859

		24,664,777

Insurance—5.8%
ACE, Ltd.	46,270	3,045,491
AIA Group, Ltd.*	831,200	2,898,299
Aviva plc	857,224	6,042,764
AXA S.A.	151,943	3,454,951
Muenchener Rueckversicherungs-Gesellschaft AG	29,261	4,473,916
Progressive Corp. (The)	176,740	3,778,701
RenaissanceRe Holdings, Ltd. (a)	40,240	2,814,788

Security Description	Shares	Value

Insurance—(Continued)
Swiss Re, Ltd.*	69,818	$3,917,642
Torchmark Corp. (a)	8,530	547,114

		30,973,666

IT Services—1.8%
Accenture plc—Class A	132,870	8,028,005
Cap Gemini S.A.	19,520	1,145,409
SAIC, Inc.* (a)	19,200	322,944

		9,496,358

Life Sciences Tools & Services—0.4%
Lonza Group AG*	29,600	2,314,976

Machinery—0.2%
GEA Group AG	23,610	845,549
Navistar International Corp.* (a)	3,700	208,902

		1,054,451

Media—8.8%
British Sky Broadcasting Group plc	78,700	1,070,107
Comcast Corp.—Special Class A	448,650	10,870,790
News Corp.—Class A	509,170	9,012,309
Pearson plc	181,402	3,440,171
Reed Elsevier N.V.	127,833	1,719,343
Time Warner Cable, Inc.	75,856	5,919,802
Time Warner, Inc.	65,296	2,374,816
Viacom, Inc.—Class B	78,100	3,983,100
Vivendi	203,044	5,654,932
Walt Disney Co. (The)	86,200	3,365,248

		47,410,618

Metals & Mining—1.0%
Alcoa, Inc. (a)	130,170	2,064,496
POSCO	1,560	677,599
Vale S.A. (ADR)	85,020	2,462,179

		5,204,274

Multiline Retail—0.6%
Marks & Spencer Group plc	178,900	1,038,916
Target Corp.	44,510	2,087,964

		3,126,880

Office Electronics—0.3%
Konica Minolta Holdings, Inc.	220,500	1,836,601

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—8.1%
BP plc	868,351	$6,405,378
Chevron Corp.	51,510	5,297,288
Eni S.p.A.	161,044	3,823,581
Gazprom (ADR)	261,900	3,812,789
Petroleo Brasileiro S.A. (ADR)	69,570	2,134,408
Repsol YPF S.A. (a)	23,945	832,603
Royal Dutch Shell plc	234,158	8,368,200
Royal Dutch Shell plc—Class A	2,811	100,278
StatoilHydro ASA	161,837	4,113,028
Talisman Energy, Inc. (a)	70,500	1,448,385
Total S.A.	128,704	7,455,031

		43,790,969

Paper & Forest Products—0.1%
Svenska Cellulosa AB	24,517	346,466

Pharmaceuticals—10.0%
Abbott Laboratories	25,190	1,325,498
Bristol-Myers Squibb Co.	7,400	214,304
GlaxoSmithKline plc	399,319	8,559,535
Merck & Co., Inc.	162,440	5,732,508
Merck KGaA	32,206	3,505,109
Novartis AG	98,597	6,035,495
Pfizer, Inc.	502,590	10,353,354
Roche Holdings AG	41,425	6,925,420
Sanofi-Aventis	140,155	11,281,918

		53,933,141

Professional Services—0.9%
Adecco S.A.*	23,468	1,503,545
Hays plc	583,173	965,202
Randstad Holding N.V.	57,265	2,650,581

		5,119,328

Real Estate Management & Development—1.0%
Cheung Kong Holdings, Ltd.	176,000	2,588,332
Swire Pacific, Ltd.	191,000	2,821,358

		5,409,690

Road & Rail—0.7%
East Japan Railway Co.	61,300	3,516,433

Semiconductors & Semiconductor Equipment—1.8%
Samsung Electronics Co., Ltd.	7,201	5,596,900
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (a)	323,289	4,076,674

		9,673,574

Security Description	Shares/Par Amount	Value

Software—5.1%
Check Point Software Technologies, Ltd.* (a)	34,030	$1,934,606
Microsoft Corp.	377,260	9,808,760
Nintendo Co., Ltd.	10,138	1,905,882
Oracle Corp.	238,740	7,856,933
SAP AG	99,995	6,057,088

		27,563,269

Specialty Retail—2.3%
Home Depot, Inc. (The)	66,800	2,419,496
Industria de Diseno Textil S.A.	37,067	3,389,979
Kingfisher plc	1,245,702	5,348,573
USS Co., Ltd.	15,990	1,238,186

		12,396,234

Trading Companies & Distributors—0.9%
ITOCHU Corp.	175,100	1,818,260
Wolseley plc	85,255	2,783,774

		4,602,034

Wireless Telecommunication Services—3.9%
China Mobile, Ltd.	142,500	1,327,822
Sprint Nextel Corp.*	855,500	4,611,145
Turkcell Iletisim Hizmetleri A.S. (ADR)*	292,840	3,967,982
Vodafone Group plc	4,181,106	11,124,642

		21,031,591

Total Common Stocks (Cost $460,515,867)		521,109,549

Short-Term Investments—9.2%

Mutual Funds—4.7%
State Street Navigator Securities Lending Prime Portfolio (b)	25,154,469	25,154,469

Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $24,523,007 on 07/01/11 collateralized by $25,335,000 Federal Home Loan Bank at 4.250% due 02/26/29 with a value of $25,015,539	$24,523,000	24,523,000

Total Short-Term Investments (Cost $49,677,469)		49,677,469

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Value

Total Investments—106.0% (Cost $510,193,336#)	$570,787,018
Other Assets and Liabilities (net)—(6.0)%	(32,345,017)

Net Assets—100.0%	$538,442,001

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $510,193,336. The aggregate unrealized appreciation and depreciation of investments were $70,342,099 and $(9,748,417), respectively, resulting in net unrealized appreciation of $60,593,682 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $24,721,562 and the collateral received consisted of cash in the amount of $25,154,469. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$1,934,471	$—	$1,934,471
Air Freight & Logistics	9,649,689	2,388,044	—	12,037,733
Airlines	—	4,227,209	—	4,227,209
Auto Components	—	4,062,110	—	4,062,110
Automobiles	—	10,572,977	—	10,572,977
Biotechnology	12,457,295	—	—	12,457,295
Capital Markets	3,847,444	8,552,099	—	12,399,543
Commercial Banks	3,400,714	19,243,131	—	22,643,845
Commercial Services & Supplies	—	1,871,913	—	1,871,913
Communications Equipment	8,940,983	3,741,470	—	12,682,453
Computers & Peripherals	4,568,626	—	—	4,568,626
Construction & Engineering	—	577,464	—	577,464
Construction Materials	—	7,084,155	—	7,084,155
Consumer Finance	5,307,522	—	—	5,307,522
Diversified Financial Services	8,607,169	8,231,260	—	16,838,429
Diversified Telecommunication Services	2,820,773	19,823,000	—	22,643,773
Electrical Equipment	—	2,904,154	—	2,904,154
Electronic Equipment, Instruments & Components	5,611,989	—	—	5,611,989
Energy Equipment & Services	14,193,769	2,082,328	—	16,276,097
Food & Staples Retailing	6,434,411	3,886,906	—	10,321,317
Food Products	—	4,808,651	—	4,808,651
Health Care Equipment & Supplies	8,137,676	—	—	8,137,676
Health Care Providers & Services	2,644,134	—	—	2,644,134
Hotels, Restaurants & Leisure	—	3,106,560	—	3,106,560
Household Durables	—	1,924,123	—	1,924,123
Industrial Conglomerates	9,973,232	14,691,545	—	24,664,777
Insurance	10,186,094	20,787,572	—	30,973,666
IT Services	8,350,949	1,145,409	—	9,496,358
Life Sciences Tools & Services	—	2,314,976	—	2,314,976
Machinery	208,902	845,549	—	1,054,451
Media	35,526,065	11,884,553	—	47,410,618

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Metals & Mining	$4,526,675	$677,599	$—	$5,204,274
Multiline Retail	2,087,964	1,038,916	—	3,126,880
Office Electronics	—	1,836,601	—	1,836,601
Oil, Gas & Consumable Fuels	12,367,716	31,423,253	—	43,790,969
Paper & Forest Products	—	346,466	—	346,466
Pharmaceuticals	17,625,664	36,307,477	—	53,933,141
Professional Services	—	5,119,328	—	5,119,328
Real Estate Management & Development	—	5,409,690	—	5,409,690
Road & Rail	—	3,516,433	—	3,516,433
Semiconductors & Semiconductor Equipment	4,076,674	5,596,900	—	9,673,574
Software	19,600,299	7,962,970	—	27,563,269
Specialty Retail	2,419,496	9,976,738	—	12,396,234
Trading Companies & Distributors	—	4,602,034	—	4,602,034
Wireless Telecommunication Services	8,579,127	12,452,464	—	21,031,591
Total Common Stocks	227,435,376	293,674,173	—	521,109,549
Short-Term Investments
Mutual Funds	25,154,469	—	—	25,154,469
Repurchase Agreement	—	24,523,000	—	24,523,000
Total Short-Term Investments	25,154,469	24,523,000	—	49,677,469
Total Investments	$252,589,845	$318,197,173	$—	$570,787,018

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$546,264,017
Repurchase Agreement	24,523,000
Cash	53,585
Cash denominated in foreign currencies (c)	1,745,400
Receivable for investments sold	275,894
Receivable for shares sold	150,841
Dividends receivable	1,250,261

Total assets	574,262,998

Liabilities
Due to Adviser	30,350
Payables for:
Investments purchased	9,896,060
Shares redeemed	335,012
Collateral for securities loaned	25,154,469
Accrued Expenses:
Management fees	283,862
Distribution and service fees - Class B	34,371
Distribution and service fees - Class E	5,670
Administration fees	2,624
Custodian and accounting fees	16,100
Deferred trustees’ fees	20,516
Other expenses	41,963

Total liabilities	35,820,997

Net Assets	$538,442,001

Net Assets Represented by
Paid in surplus	$459,134,266
Accumulated net realized gain	14,167,522
Unrealized appreciation on investments and foreign currency transacations	60,584,589
Undistributed net investment income	4,555,624

Net Assets	$538,442,001

Net Assets
Class A	$321,846,377
Class B	169,957,692
Class E	46,637,932
Capital Shares Outstanding*
Class A	32,061,859
Class B	16,997,669
Class E	4,649,531
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.04
Class B	10.00
Class E	10.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $485,670,335.
(b)	Includes securities loaned at value of $24,721,562.
(c)	Identified cost of cash denominated in foreign currencies was $1,729,227.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$7,530,370
Interest (b)	168,374

Total investment income	7,698,744

Expenses
Management fees	1,469,171
Administration fees	12,524
Deferred Expense Reimbursement	127,977
Custodian and accounting fees	93,503
Distribution and service fees - Class B	138,233
Distribution and service fees - Class E	11,477
Audit and tax services	15,966
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	18,225
Insurance	561
Miscellaneous	3,912

Total expenses	1,928,218
Less management fee waiver	(50,225)

Net expenses	1,877,993

Net investment income	5,820,751

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	17,642,262
Foreign currency transactions	65,574

Net realized gain on investments and foreign currency transactions	17,707,836

Net change in unrealized appreciation (depreciation) on:
Investments	4,410,961
Foreign currency transactions	(36,673)

Net change in unrealized appreciation on investments and foreign currency transactions	4,374,288

Net realized and unrealized gain on investments and foreign currency transactions	22,082,124

Net Increase in Net Assets from Operations	$27,902,875

(a)	Net of foreign withholding taxes of $745,154.
(b)	Includes net income on securities loaned of $167,102.

See accompanying notes to financial statements.

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Met/Templeton Growth Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$5,820,751	$4,708,107
Net realized gain on investments and foreign currency transactions	17,707,836	1,089,722
Net change in unrealized appreciation on investments and foreign currency transactions	4,374,288	19,688,513

Net increase in net assets resulting from operations	27,902,875	25,486,342

Distributions to Shareholders
From net investment income
Class A	(4,433,348)	(2,934,574)
Class B	(1,065,614)	(264,975)

Net decrease in net assets resulting from distributions	(5,498,962)	(3,199,549)

Net increase in net assets from capital share transactions	153,666,528	95,227,364

Net Increase in Net Assets	176,070,441	117,514,157
Net assets at beginning of period	362,371,560	244,857,403

Net assets at end of period	$538,442,001	$362,371,560

Undistributed net investment income at end of period	$4,555,624	$4,233,835

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,118,158	$20,911,317	5,737,544	$49,694,671
Fund subscription in kind	75,234	778,675	—	—
Reinvestments	442,009	4,433,348	326,790	2,934,574
Redemptions	(980,846)	(9,731,527)	(1,289,829)	(10,498,035)

Net increase	1,654,555	$16,391,813	4,774,505	$42,131,210

Class B
Sales	1,316,585	$12,934,237	7,442,816	$64,761,077
Fund subscription in kind	8,764,190	90,358,797	—	—
Reinvestments	106,668	1,065,614	29,606	264,975
Redemptions	(1,550,035)	(15,238,350)	(1,396,203)	(11,929,898)

Net increase	8,637,408	$89,120,298	6,076,219	$53,096,154

Class E(a)
Sale	18,618	$177,001	—	$—
Fund subscription in kind	4,944,604	51,127,201	—	—
Redemptions	(313,691)	(3,149,785)	—	—

Net increase	4,649,531	$48,154,417	—	—

Increase derived from capital shares transactions		$153,666,528		$95,227,364

(a)	Commencement of operations—4/26/11

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011(d)		Year Ended December 31,
			2010	2009		2008(b)
Net Asset Value, Beginning of Period	$9.36		$8.77	$6.60		$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.13		0.14	0.13		0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.69		0.56	2.04		(3.43)

Total From Investment Operations	0.82		0.70	2.17		(3.36)

Less Distributions
Distributions from Net Investment Income	(0.14)		(0.11)	(0.00	)+	(0.04)

Total Distributions	(0.14)		(0.11)	(0.00	)+	(0.04)

Net Asset Value, End of Period	$10.04		$9.36	$8.77		$6.60

Total Return (%)	8.77		7.88	33.08		(33.62)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.82	*	0.82	0.87		1.27 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.80	*	0.80	0.80		0.80 *
Ratio of Net Investment Income to Average Net Assets (%)	2.58	*	1.64	1.69		1.41 *
Portfolio Turnover Rate (%)	11.2		3.7	3.0		2.7
Net Assets, End of Period (in millions)	$321.80		$284.5	$224.9		$94.1

	Class B
	Six Months Ended June 30, 2011(d)		Year Ended December 31,
			2010	2009		2008(b)
Net Asset Value, Beginning of Period	$9.32		$8.75	$6.60		$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.14		0.12	0.10		0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.67		0.55	2.05		(3.43)

Total from Investment Operations	0.81		0.67	2.15		(3.37)

Less Distributions
Distributions from Net Investment Income	(0.13)		(0.10)	(0.00	)+	(0.03)

Total Distributions	(0.13)		(0.10)	(0.00	)+	(0.03)

Net Asset Value, End of Period	$10.00		$9.32	$8.75		$6.60

Total Return (%)	8.64		7.66	32.62		(33.67)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.07	*	1.07	1.12		1.54 *
Ratio of Net Expenses to Average Net Assets (%)(c)	1.05	*	1.05	1.05		1.05 *
Ratio of Net Investment Income to Average Net Assets (%)	2.80	*	1.41	1.33		1.11 *
Portfolio Turnover Rate (%)	11.2		3.7	3.0		2.7
Net Assets, End of Period (in millions)	$170.0		$77.9	$20.0		$4.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Period ended June 30, 2011(d)
Net Asset Value, Beginning of Period	$10.16

Income (Loss) from Investment Operations
Net Investment Income(a)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)

Total From Investment Operations	(0.13)

Net Asset Value, End of Period	$10.03

Total Return (%)	(1.28)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.97	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.95	*
Ratio of Net Investment Income to Average Net Assets (%)	4.25	*
Portfolio Turnover Rate (%)	11.2
Net Assets, End of Period (in millions)	$46.6

*	Annualized
+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(d)	Commencement of operations—4/26/2011.

See accompanying notes to financial statements.

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Met/Templeton Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“Metlife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

16

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Met/Templeton Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees’ compensation, and capital loss carryforwards as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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Met/Templeton Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Templeton Global Advisors Limited (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Met/Templeton Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,469,171	0.700%	First $100 Million

	0.680%	$100 Million to $250 Million

	0.670%	$250 Million to $500 Million

	0.660%	$500 Million to $750 Million

	0.650%	Over $750 Million

The subadvisory fee the Adviser pays to the subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The subadvisory fee the Adviser pays to the subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

From January 1, 2011 through February 28, 2011, the Adviser voluntarily agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Income Portfolio and Met/Franklin Mutual Shares Portfolio, each a series of the Trust.

From March 1, 2011 through April 30, 2011, the Adviser voluntarily agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton International Bond Portfolio, each a series of the Trust.

From May 1, 2011 through May 23, 2011, the Adviser contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Low Duration Total Return Portfolio, Met/Franklin Income Portfolio and Met/Franklin Mutual Shares Portfolio, each a series of the Trust. Over the same period of time, the assets of Met/Templeton International Bond Portfolio were included on a voluntary basis for purposing of determining the amount of the management fee waiver. Effective May 24, 2011, the assets of Met/Templeton International Bond Portfolio were contractually added to the calculation of the management fee waiver.

Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009	2010	2011
		Subject to repayment until December 31,
Class A	Class B	2013	2014	2015	2016

0.80%	1.05%	$—	$47,400	$—	$—

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of June 30, 2011, there were no expenses deferred in 2011 and $127,977 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the six months ended June 30, 2011 was $100,020. The amount of expenses deferred in 2009, which were recovered during the six months ended June 30, 2011 was $27,957. As of June 30, 2011, there was $47,400 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the six months ended June 30, 2011 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$70,160,415	$—	$48,508,394

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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Met/Templeton Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$3,199,549	$46,716	$—	$—	$3,199,549	$46,716

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Deferrals	Total

$5,498,766	$—	$55,091,018	$(3,669,660)	$56,920,124

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$90,882	$3,578,778	$3,669,660

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Met/Templeton Growth Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Met/Templeton International Bond Portfolio returned 6.00% and 5.83%, respectively, compared to its benchmark, the Citigroup World Government Bond Index (“WGBI”) ex-U.S.1, which returned 4.69%.

Market Environment/Conditions

The global economy experienced a healthy recovery early in the review period; however, weaker economic activity prevailed toward the six-month period’s latter half. Concerns over sovereign debt risks in the eurozone, combined with political unrest in the Middle East and North Africa, and the earthquake in Japan, contributed to periods of high volatility in financial markets. Political unrest and continued global recovery combined with accommodative policy in the G-3 (U.S., eurozone and Japan) to put upward pressure on commodity prices for most of the period. Many developing economies, which have closed their output gaps and have a higher sensitivity to commodity prices, continued to tighten policy in the face of rising inflationary pressures. This policy tightening included raising interest rates, allowing currency appreciation and implementing regulations. In contrast, the G-3 continued to struggle with weak labor markets and concerns regarding public sector balances. The eurozone joined the list of those raising interest rates from historically low levels by increasing its policy rate 25 basis points (bps; 100 bps equal one percentage point) in the second quarter. Despite the eurozone rate hike and the planned end of quantitative easing in the U.S., the G-3 continued to supply liquidity to governments and the financial sector.

Portfolio Review/Current Positioning

Regarding absolute performance, the Portfolio primarily benefited from its currency positions, followed by its interest rate strategies and sovereign credit exposures. Currency positions in Asia, particularly in the Australian dollar, Indonesian rupiah, Indian rupee, South Korean won, Malaysian ringgit and Singapore dollar, were among the largest contributors to absolute performance. Positive performance in Latin America was led by positions in the Brazilian real, Chilean peso and Mexican peso. Although the Portfolio generally maintained a defensive approach regarding interest rates in developed and emerging markets, duration exposures in Indonesia and Mexico contributed to absolute performance. In terms of relative performance, the Portfolio outperformed the Citigroup WGBI ex-U.S.1, largely due to very defensive duration positioning with no exposure to U.S. Treasuries or Japanese government bonds, and an average duration of less than half that of the benchmark index. While the Portfolio’s large underweighted euro exposure detracted from relative performance, the Portfolio’s overweighted exposure to non-eurozone European currencies, such as the Norwegian krone, Swedish krona and Polish zloty, partially offset this effect.

At period-end, the Portfolio had a shorter duration position than the benchmark index given our expectation that the global recovery will likely lead to rising bond yields in most countries. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums. We also built positions in currencies from countries where we believed there were attractive medium-term growth prospects and rising short-term interest rate differentials. In particular, we favored some Asian and non-eurozone European currencies. Our net negative Japanese yen position reflected our negative relative view on the Japanese economy and served as an implicit hedge against potential rising U.S. yields. We believe this strategy should benefit from an increase in interest rate differentials between the U.S. and Japan. Historically, there has been a strong correlation between the bilateral exchange rate and the difference between yields in the U.S. and Japan, and we expect this relationship to continue in the medium term.

Michael Hasenstab, Ph.D., Portfolio Manager

Canyon Chan, CFA, Portfolio Manager

Franklin Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
Korea Treasury Bond	15.5
Mexican Bonos	8.4
Poland Government Bond	6.2
Indonesia Government	5.7
Norway Treasury Bill	4.6
Brazil Notas do Tesouro Nacional	3.9
Israel Treasury Bill - Makam	3.8
Queensland Treasury Corp.	3.5
United Kingdom Gilt	3.4
New South Wales Treasury Corp.	3.1

Top Countries

% of Market Value of Total Investments
South Korea	17.3
Australia	10.4
Mexico	8.8
Poland	6.5
Indonesia	6.4
United Kingdom	5.4
United States	5.4
Israel	5.1
Norway	4.8
Others	29.9

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MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Met/Templeton International Bond Portfolio managed by

Franklin Advisers, Inc. vs. Citigroup World Government Bond Index (“WGBI”) ex-U.S.1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	Since Inception[3]
Met/Templeton International Bond Portfolio—Class A	6.00%	15.37%	14.01%
Class B	5.83%	15.12%	13.74%
Citigroup World Government Bond Index (“WGBI”) ex-U.S.[1]	4.69%	13.94%	9.29%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Citigroup World Government Bond Index (“WGBI”) ex-U.S. is market capitalization weighted and tracks total returns of government bonds in 23 countries globally.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A and Class B shares is 5/1/09. Index returns are based on an inception date of 5/1/09.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.72%	$1,000.00	$1,060.00	$3.68
Hypothetical*	0.72%	1,000.00	1,021.22	3.61

Class B
Actual	0.97%	$1,000.00	$1,058.30	$4.95
Hypothetical*	0.97%	1,000.00	1,019.98	4.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—90.5% of Net Assets

Security Description	Par Amount	Value

Australia—9.9%
Australia Government Bond, Series 123 5.750%, 04/15/12 (AUD)	$16,770,000	$18,140,631
New South Wales Treasury Corp. 5.500%, 03/01/17 (AUD)	12,800,000	13,881,158
Series 12 6.000%, 05/01/12 (AUD)	4,620,000	5,004,807
Series 813 5.500%, 08/01/13 (AUD)	11,010,000	11,937,508
Queensland Treasury Corp. 6.000%, 08/21/13 (AUD)	12,135,000	13,267,400
6.000%, 09/14/17 (AUD)	12,500,000	13,911,434
Series 13 6.000%, 08/14/13 (AUD)	6,880,000	7,547,773
Western Australia Treasury Corp. Series 12 5.500%, 07/17/12 (AUD)	4,725,000	5,102,681
Series 13 8.000%, 06/15/13 (AUD)	9,750,000	11,054,752

		99,848,144

Argentina—1.1%
Argentina Bonos 0.467%, 08/03/12 (a)	44,400,000	10,942,380

Brazil—3.9%
Brazil Notas do Tesouro Nacional Series B 6.000%, 05/15/15 (BRL)	1,349,500	17,481,080
6.000%, 05/15/45 (BRL)	640,000	8,574,806
Series F
10.000%, 01/01/12 (BRL)	1,395,500	8,841,090
10.000%, 01/01/17 (BRL)	802,500	4,664,832

		39,561,808

Egypt—0.1%
Egypt Treasury Bill Series 364 2,716.063%, 07/12/11 (b) (EGP)	3,100,000	517,429
368.270%, 09/20/11 (b) (EGP)	500,000	81,587
231.424%, 11/08/11 (b) (EGP)	675,000	108,366
Series 371
150.613%, 01/17/12 (b) (EGP)	4,225,000	662,543

		1,369,925

Security Description	Par Amount	Value

Germany—0.6%
Kreditanstalt fuer Wiederaufbau, Series EMTN 4.660%, 01/05/12 (NOK)	$32,000,000	$5,991,130

Hungary—2.3%
Hungary Government International Bond 3.875%, 02/24/20 (EUR)	6,510,000	8,096,147
6.375%, 03/29/21	2,790,000	2,939,963
Republic of Hungary 5.750%, 06/11/18 (EUR)	4,650,000	6,662,615
6.250%, 01/29/20	5,305,000	5,628,605

		23,327,330

Indonesia—6.1%
Indonesia Government 12.800%, 06/15/21 (IDR)	93,010,000,000	14,725,482
10.000%, 09/15/24 (IDR)	186,070,000,000	24,885,059
10.000%, 02/15/28 (IDR)	92,960,000,000	12,271,544
Series FR33
12.500%, 03/15/13 (IDR)	37,300,000,000	4,804,917
Indonesia Retail Bond, Series ORI7
7.950%, 08/15/13 (IDR)	40,500,000,000	4,893,546

		61,580,548

Iraq—0.4%
Republic of Iraq 5.800%, 01/15/28 (144A)	4,200,000	3,811,500

Israel—4.9%
Israel Government Bond, Series 0312 4.000%, 03/30/12 (ILS)	34,110,000	10,173,265
Israel Treasury Bill—Makam Series 0112 138.877%, 01/04/12 (b) (ILS)	5,695,000	1,646,543
Series 0212 120.412%, 02/01/12 (b) (ILS)	8,355,000	2,407,989
Series 0252 106.146%, 02/29/12 (b) (ILS)	3,255,000	935,633
Series 0412 92.191%, 04/04/12 (b) (ILS)	43,360,000	12,431,163
Series 0512 83.810%, 05/02/12 (b) (ILS)	22,840,000	6,526,961
Series 0711 5,267.947%, 07/06/11 (b) (ILS)	18,728,000	5,506,616

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Israel—(Continued)
Series 0811 801.900%, 08/03/11 (b) (ILS)	$6,327,000	$1,854,754
Series 1011 271.494%, 10/05/11 (b) (ILS)	20,638,000	6,016,029
Series 1111 209.100%, 11/02/11 (b) (ILS)	2,275,000	661,897
Series 1211 163.207%, 12/07/11 (b) (ILS)	1,900,000	550,754

		48,711,604

Lithuania—1.7%
Republic of Lithuania 6.750%, 01/15/15 (144A)	7,480,000	8,274,750
7.375%, 02/11/20 (144A)	6,420,000	7,447,200
6.125%, 03/09/21 (144A)	930,000	990,721

		16,712,671

Malaysia—3.5%
Bank Negara Monetary Notes Series 1511 218.420%, 10/20/11 (b) (MYR)	1,000,000	328,314
Series 3511 130.979%, 01/03/12 (b) (MYR)	2,000,000	652,846
Series 3811 166.590%, 11/24/11 (b) (MYR)	8,600,000	2,813,235
Series 3911 222.637%, 10/18/11 (b) (MYR)	1,640,000	538,232
Series 4011 97.172%, 03/08/12 (b) (MYR)	7,400,000	2,403,234
Series 4610 899.057%, 07/28/11 (b) (MYR)	22,500,000	7,435,230
Series 5510 269.173%, 09/29/11 (b) (MYR)	3,500,000	1,150,881
Malaysia Government Bond 3.833%, 09/28/11 (MYR)	4,000,000	1,329,615
Series 0109 2.509%, 08/27/12 (MYR)	9,550,000	3,148,682
Series 0309 2.711%, 02/14/12 (MYR)	12,690,000	4,206,272
Series 3/03 3.702%, 02/25/13 (MYR)	5,000,000	1,673,398
Series 5/06 3.718%, 06/15/12 (MYR)	29,160,000	9,737,760

		35,417,699

Security Description	Par Amount	Value

Mexico—8.4%
Mexican Bonos 7.750%, 12/14/17 (MXN)	$195,000,000	$17,814,367
8.000%, 12/07/23 (MXN)	200,000,000	18,120,069
Series M 9.000%, 06/20/13 (MXN)	170,280,000	15,538,401
Series MI10 8.000%, 12/19/13 (MXN)	360,270,000	32,589,497

		84,062,334

Multi-National—1.0%
Corp. Andina De Fomento 8.125%, 06/04/19	3,700,000	4,531,612
European Investment Bank, Series EMTN 5.375%, 07/16/12 (NOK)	32,000,000	6,102,819

		10,634,431

Norway—4.6%
Norway Treasury Bill 169.491%, 12/21/11 (b) (NOK)	35,040,000	6,443,861
111.056%, 03/21/12 (b) (NOK)	218,030,000	39,848,471

		46,292,332

Peru—0.2%
Peru Government Bond 7.840%, 08/12/20 (PEN)	5,663,000	2,275,131

Poland—6.2%
Poland Government Bond 5.750%, 04/25/14 (PLN)	13,000,000	4,851,729
6.250%, 10/24/15 (PLN)	45,000,000	17,060,113
Series 0112 111.323%, 01/25/12 (b) (PLN)	4,335,000	1,541,206
Series 0113 41.625%, 01/25/13 (b) (PLN)	53,620,000	18,189,179
Series 0412 4.750%, 04/25/12 (PLN)	22,955,000	8,375,883
Series 0413 5.250%, 04/25/13 (PLN)	5,685,000	2,090,695
Series 0712 61.828%, 07/25/12 (b) (PLN)	1,230,000	427,483
Series 0713 31.852%, 07/25/13 (b) (PLN)	6,900,000	2,289,539
Series 1012 50.284%, 10/25/12 (b) (PLN)	18,115,000	6,220,710

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Poland—(Continued)
Series 1013 5.000%, 10/24/13 (PLN)	$2,370,000	$867,314

		61,913,851

Qatar—0.5%
Qatar Government International Bond 6.550%, 04/09/19 (144A)	4,550,000	5,317,812

Russia—2.6%
Russian-Eurobonds 7.500%, 03/31/30 (144A)	21,798,000	25,776,135

Sweden—4.6%
Kommuninvest I Sverige, Series 1210 1.750%, 10/08/12 (SEK)	6,060,000	950,208
Sweden Government, Series 1046 5.500%, 10/08/12 (SEK)	155,930,000	25,769,118
Sweden Treasury Bill 369.850%, 09/21/11 (b) (SEK)	116,395,000	18,396,175
174.549%, 12/21/11 (b) (SEK)	4,040,000	635,335

		45,750,836

South Africa—1.5%
Republic of South Africa 4.500%, 04/05/16 (EUR)	2,000,000	2,973,688
South Africa Government International Bond 5.250%, 05/16/13 (EUR)	1,800,000	2,728,734
6.875%, 05/27/19 (c)	7,970,000	9,544,075

		15,246,497

South Korea—16.6%
Export-Import Bank of Korea 8.125%, 01/21/14	2,200,000	2,525,877
Korea Development Bank 8.000%, 01/23/14	2,200,000	2,505,521
Korea Treasury Bond 4.750%, 12/10/11 (KRW)	34,000,000,000	32,039,710
Series 1206 4.000%, 06/10/12 (KRW)	49,000,000,000	46,053,483
Series 1212 4.250%, 12/10/12 (KRW)	4,446,000,000	4,197,942
Series 1303 5.250%, 03/10/13 (KRW)	1,423,000,000	1,364,763
Series 1306 3.750%, 06/10/13 (KRW)	24,055,000,000	22,557,986

Security Description	Par Amount	Value

South Korea—(Continued)
Series 1312 3.000%, 12/10/13 (KRW)	$53,558,480,000	$49,359,333
Republic of Korea 7.125%, 04/16/19	4,600,000	5,545,378

		166,149,993

Sri Lanka—1.5%
Sri Lanka Government Bond Series A 12.000%, 07/15/11 (LKR)	27,640,000	252,761
6.900%, 08/01/12 (LKR)	12,400,000	112,553
7.000%, 03/01/14 (LKR)	900,000	7,984
11.750%, 03/15/15 (LKR)	11,590,000	116,049
6.500%, 07/15/15 (LKR)	41,530,000	351,089
11.000%, 08/01/15 (LKR)	522,600,000	5,176,766
Series B 6.600%, 06/01/14 (LKR)	13,600,000	118,859
11.000%, 09/01/15 (LKR)	762,125,000	7,558,839
Sri Lanka Treasury Bill, Series 364 5,097.425%, 07/08/11 (b) (LKR)	880,000	8,024
463.433%, 09/16/11 (b) (LKR)	9,500,000	85,482
169.943%, 01/27/12 (b) (LKR)	8,200,000	71,941
164.456%, 02/03/12 (b) (LKR)	15,070,000	132,035
159.322%, 02/10/12 (b) (LKR)	56,610,000	495,317
154.498%, 02/17/12 (b) (LKR)	13,820,000	120,756

		14,608,455

Ukraine—0.7%
Ukraine Government International Bond 7.950%, 02/23/21 (144A) (c)	6,530,000	6,809,591

United Arab Emirates—0.6%
Emirate of Abu Dhabi 6.750%, 04/08/19 (144A)	4,600,000	5,462,500

United Kingdom—5.2%
United Kingdom Gilt 9.000%, 07/12/11 (GBP)	1,640,000	2,642,048
3.250%, 12/07/11 (GBP)	7,291,000	11,854,086
5.000%, 03/07/12 (GBP)	8,769,000	14,511,349
5.250%, 06/07/12 (GBP)	2,909,000	4,873,432
United Kingdom Treasury Bill 0.000%, 07/25/11 (b) (GBP)	8,410,000	13,508,661
0.000%, 08/01/11 (b) (GBP)	1,781,000	2,860,480
0.000%, 08/08/11 (b) (GBP)	964,000	1,548,134

		51,798,190

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Venezuela—1.3%
Petroleos de Venezuela S.A., Series 2011 13.054%, 07/10/11 (b)	$9,025,000	$9,020,487
Venezuela Government International Bond 10.750%, 09/19/13	3,985,000	3,985,000

		13,005,487

Vietnam — 0.5%
Socialist Republic of Vietnam 6.750%, 01/29/20 (144A) (c)	5,080,000	5,308,600

Total Foreign Bonds & Debt Securities (Cost $818,531,531)		907,686,914

Municipals—1.4%
California State General Obligation Unlimited, Build America Bonds 6.650%, 03/01/22	815,000	916,142
7.550%, 04/01/39	325,000	372,242
7.300%, 10/01/39	410,000	454,993
7.625%, 03/01/40	3,245,000	3,738,921
California State General Obligation Unlimited, Various Purposes 5.250%, 03/01/30	1,210,000	1,242,077
5.500%, 03/01/40	1,015,000	1,043,755
City of Detroit, MI General Obligation Limited, District State Aid 4.500%, 11/01/23	280,000	282,534
Illinois State General Obligation Unlimited, Taxable 4.421%, 01/01/15	2,920,000	2,995,949
New York State Dormitory Authority, State Personal Income Tax Revenue, Build America Bonds 5.600%, 03/15/40	1,520,000	1,563,563
Tulare, CA Sewer Revenue Bonds Build America, FSA 8.750%, 11/15/44	1,585,000	1,676,344

Total Municipals (Cost $13,345,760)		14,286,520

Short-Term Investments—3.7%

Security Description	Par Amount	Value

Discount Notes—0.8%
Federal Home Loan Bank 0.010%, 07/01/11(b)	$7,710,000	$7,710,000

Mutual Funds—0.5%
State Street Navigator Securities Lending Prime Portfolio (d)	4,903,075	4,903,075

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $24,708,007 on 07/01/11 collateralized by $24,230,000 Federal Home Loan Bank at 0.330% to 4.625% due 07/16/12 to 08/22/12 with a value of $25,204,162	24,708,000	24,708,000

Total Short-Term Investments (Cost $37,321,075)		37,321,075

Total Investments—95.6% (Cost $869,198,366#)		959,294,509
Other Assets and Liabilities (net)—4.4%		43,793,566

Net Assets—100.0%		$1,003,088,075

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $869,198,366. The aggregate unrealized appreciation and depreciation of investments were $93,718,487 and $(3,622,344), respectively, resulting in net unrealized appreciation of $90,096,143 for federal income tax purposes.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Zero coupon bond—Interest rate represents current yield to maturity.
(c)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $4,822,370 and the collateral received consisted of cash in the amount of $4,903,075. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(d)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $69,198,809, which was 6.9% of net assets.
AUD—	Australian Dollar
BRL—	Brazilian Real
EGP—	Egyptian Pound
EUR—	Euro
FSA—	Financial Security Assurance, Inc.
GBP—	British Pound
IDR—	Indonesian Rupiah
ILS—	Israeli Shekel
KRW—	South Korean Won
LKR—	Sri Lanka Rupee
MYR—	Malaysian Ringgit
MXN—	Mexican Peso
NOK—	Norwegian Krone
PEN—	Peruvian Nouveau Sol
PLN—	Polish Zloty
SEK—	Swedish Krona

Top Industries as of June 30, 2011 (Unaudited)
% of Net Assets
Global Government Investment Grade	63.4
Global Government High Yield	26.6
Foreign Corporate Investment Grade	1.9

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Bonds & Debt Securities*	$—	$907,686,914	$—	$907,686,914
Municipals	—	14,286,520	—	14,286,520
Short-Term Investments
Discount Notes	—	7,710,000	—	7,710,000
Mutual Funds	4,903,075	—	—	4,903,075
Repurchase Agreements	—	24,708,000	—	24,708,000
Total Short-Term Investments	4,903,075	32,418,000	—	37,321,075
Total Investments	$4,903,075	$954,391,434	$—	$959,294,509

Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$5,528,042	$—	$5,528,042
Forward Contracts to Buy (Depreciation)	—	(982,119)	—	(982,119)
Forward Contracts to Sell Appreciation	—	815,601	—	815,601
Forward Contracts to Sell (Depreciation)	—	(14,155,264)	—	(14,155,264)
Forward Cross Currency Contracts Appreciation	—	2,333,917	—	2,333,917
Forward Cross Currency Contracts (Depreciation)	—	(1,131,705)	—	(1,131,705)
Total Forward Contracts	$—	$(7,591,528)	$—	$(7,591,528)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$934,586,509
Repurchase Agreement	24,708,000
Cash	576
Cash denominated in foreign currencies (c)	45,723,842
Collateral for swaps	540,000
Receivable for shares sold	429,625
Interest receivable	10,403,135
Unrealized appreciation on forward currency exchange contracts	8,677,560

Total assets	1,025,069,247

Liabilities
Payables for:
Shares redeemed	124,630
Unrealized depreciation on forward currency exchange contracts	16,269,088
Collateral for securities loaned	4,903,075
Accrued Expenses:
Management fees	488,748
Distribution and service fees - Class B	12,869
Administration fees	4,503
Custodian and accounting fees	116,322
Deferred trustees’ fees	20,516
Other expenses	41,421

Total liabilities	21,981,172

Net Assets	$1,003,088,075

Net Assets Represented by
Paid in surplus	$874,400,539
Accumulated net realized gain	30,509,789
Unrealized appreciation on investments and foreign currency transactions	83,306,199
Undistributed net investment income	14,871,548

Net Assets	$1,003,088,075
Net Assets
Class A	$939,303,113
Class B	63,784,962
Capital Shares Outstanding*
Class A	76,721,497
Class B	5,231,594
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.24
Class B	12.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $844,490,366.
(b)	Includes securities loaned at value of $4,822,370.
(c)	Identified cost of cash denominated in foreign currencies was $45,033,203.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Interest (a)(b)	$23,451,651

Expenses
Management fees	2,615,696
Administration fees	23,191
Custodian and accounting fees	419,943
Distribution and service fees - Class B	69,609
Audit and tax services	18,374
Legal	20,966
Trustees’ fees and expenses	15,316
Shareholder reporting	10,440
Insurance	4,127
Miscellaneous	5,289

Total expenses	3,202,951

Net investment income	20,248,700

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	23,598,274
Foreign currency transactions	19,738,300

Net realized gain on investments and foreign currency transactions	43,336,574

Net change in unrealized appreciation (depreciation) on:
Investments	8,963,829
Foreign currency transactions	(23,748,888)

Net change in unrealized depreciation on investments and foreign currency transactions	(14,785,059)

Net realized and unrealized gain on investments and foreign currency transactions	28,551,515

Net Increase in Net Assets from Operations	$48,800,215

(a)	Net of foreign withholding taxes of $998,278.
(b)	Includes net income on securities loaned of $8,994.

See accompanying notes to financial statements.

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Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$20,248,700	$29,710,481
Net realized gain(loss) on investments and foreign currency transactions	43,336,574	1,968,920
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,785,059)	61,582,365

Net increase in net assets resulting from operations	48,800,215	93,261,766

Distributions to Shareholders
From net investment income
Class A	(57,280,722)	(5,154,619)
Class B	(4,183,692)	(126,328)
From net realized gains
Class A	(1,033,286)	(242,709)
Class B	(76,546)	(6,186)

Net decrease in net assets resulting from distributions	(62,574,246)	(5,529,842)

Net increase in net assets from capital share transactions	223,258,791	51,134,899

Net Increase in Net Assets	209,484,760	138,866,823
Net assets at beginning of period	793,603,315	654,736,492

Net assets at end of period	$1,003,088,075	$793,603,315

Undistributed net investment income at end of period	$14,871,548	$56,087,262

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	16,519,409	$202,981,658	8,666,240	$102,423,969
Reinvestments	4,799,507	58,314,007	453,557	5,397,328
Redemptions	(4,604,825)	(56,542,296)	(7,653,035)	(90,754,559)

Net increase	16,714,091	$204,753,369	1,466,762	$17,066,738

Class B
Sales	1,620,601	$20,092,936	3,272,066	$38,940,878
Reinvestments	352,086	4,260,239	11,154	132,514
Redemptions	(474,090)	(5,847,753)	(429,661)	(5,005,231)

Net increase	1,498,597	$18,505,422	2,853,559	$34,068,161

Increase derived from capital shares transactions		$223,258,791		$51,134,899

See accompanying notes to financial statements.

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Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009(b)
Net Asset Value, Beginning of Period	$12.45		$11.02	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.29		0.49	0.34
Net Realized and Unrealized Gain on Investments	0.44		1.03	0.68

Total From Investment Operations	0.73		1.52	1.02

Less Distributions
Distributions from Net Investment Income	(0.92)		(0.09)	—
Distributions from Net Realized Capital Gains	(0.02)		(0.00)+	—

Total Distributions	(0.94)		(0.09)	—

Net Asset Value, End of Period	$12.24		$12.45	$11.02

Total Return (%)	6.00		13.73	10.20

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.72	*	0.73	0.73	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.72	*	0.73	0.73	*
Ratio of Net Investment Income to Average Net Assets (%)	4.66	*	4.18	4.87	*
Portfolio Turnover Rate (%)	30.2		17.5	14.8
Net Assets, End of Period (in millions)	$939.3		$747.3	$645.1

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009(b)
Net Asset Value, Beginning of Period	$12.41		$11.00	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.27		0.46	0.41
Net Realized and Unrealized Gain on Investments	0.44		1.03	0.59

Total From Investment Operations	0.71		1.49	1.00

Less Distributions
Distributions from Net Investment Income	(0.91)		(0.08)	—
Distributions from Net Realized Capital Gains	(0.02)		(0.00)+	—

Total Distributions	(0.93)		(0.08)	—

Net Asset Value, End of Period	$12.19		$12.41	$11.00

Total Return (%)	5.83		13.54	10.00

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.97	*	0.98	0.98	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.97	*	0.98	0.98	*
Ratio of Net Investment Income to Average Net Assets (%)	4.38	*	3.86	5.71	*
Portfolio Turnover Rate (%)	30.2		17.5	14.8
Net Assets, End of Period (in millions)	$63.8		$46.3	$9.7

*	Annualized.
+	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—5/1/2009.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, certain foreign withholding taxes, deferred trustees’ compensation, forward transactions and premium amortization adjustments, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

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MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

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MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets
$2,615,696	0.60%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases			Sales
Foreign			Foreign
U.S. Government	Government	Non Government	U.S. Government	Government	Non Government

$31,869,620	$409,694,007	$—	$953,309	$237,132,701	$—

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MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. The Portfolio may also enter into these contracts for other portfolio management purposes. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$8,677,560	Unrealized depreciation on forward foreign currency exchange contracts	$16,269,088

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Foreign Currency Exchange

Foreign currency transactions	$19,738,300

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Foreign currency transactions	$(24,299,393)

For the six months ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional or Face Amount(a)	Foreign Currency Risk

Foreign currency transactions	$744,758,768

(a)	Averages are based on daily activity levels during 2011.

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MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

2/8/2012	Morgan Stanley	4,007,013	AUD	$4,184,485	$3,896,219	$288,266

2/8/2012	UBS AG	4,005,906	AUD	4,183,330	3,884,728	298,602

1/4/2012	Deutsche Bank AG	11,600,000	BRL	7,143,304	6,451,613	691,691

1/13/2012	Morgan Stanley	864,300,000	CLP	1,806,909	1,703,222	103,687

2/10/2012	Deutsche Bank AG	438,900,000	CLP	914,683	891,711	22,972

2/13/2012	Barclays Bank plc	438,100,000	CLP	912,708	889,002	23,706

2/14/2012	Deutsche Bank AG	433,400,000	CLP	902,815	883,768	19,047

2/14/2012	Morgan Stanley	753,400,000	CLP	1,569,407	1,549,728	19,679

2/16/2012	Morgan Stanley	681,880,000	CLP	1,420,105	1,416,452	3,653

2/16/2012	Morgan Stanley	682,020,000	CLP	1,420,397	1,416,155	4,242

2/21/2012	Deutsche Bank AG	360,850,000	CLP	751,097	746,174	4,923

2/21/2012	JPMorgan Chase Bank N.A.	405,100,000	CLP	843,202	831,614	11,588

2/22/2012	JPMorgan Chase Bank N.A.	687,600,000	CLP	1,431,055	1,427,296	3,759

2/23/2012	Deutsche Bank AG	245,250,000	CLP	510,365	506,673	3,692

2/27/2012	Deutsche Bank AG	303,150,000	CLP	630,572	626,291	4,281

2/27/2012	Morgan Stanley	865,080,000	CLP	1,799,424	1,783,027	16,397

2/28/2012	JPMorgan Chase Bank N.A.	246,100,000	CLP	511,847	506,900	4,947

2/28/2012	Morgan Stanley	313,500,000	CLP	652,028	639,665	12,363

2/29/2012	Barclays Bank plc	769,600,000	CLP	1,600,461	1,567,733	32,728

2/29/2012	Deutsche Bank AG	303,150,000	CLP	630,431	626,291	4,140

3/1/2012	Barclays Bank plc	385,400,000	CLP	801,388	783,971	17,417

3/1/2012	Deutsche Bank AG	39,050,000	CLP	81,199	79,515	1,684

3/2/2012	Deutsche Bank AG	39,050,000	CLP	81,190	79,515	1,675

3/12/2012	Morgan Stanley	113,400,000	CLP	235,510	230,581	4,929

3/21/2012	JPMorgan Chase Bank N.A.	408,600,000	CLP	847,731	820,070	27,661

5/4/2012	Deutsche Bank AG	1,182,768,000	CLP	2,442,153	2,460,000	(17,847)

5/9/2012	Deutsche Bank AG	8,066,295,000	CLP	16,646,132	16,573,444	72,688

5/9/2012	JPMorgan Chase Bank N.A.	8,126,730,000	CLP	16,770,850	16,825,528	(54,678)

5/9/2012	JPMorgan Chase Bank N.A.	1,186,950,000	CLP	2,449,467	2,460,000	(10,533)

5/11/2012	Morgan Stanley	440,900,000	CLP	909,674	908,080	1,594

1/24/2012	Barclays Bank plc	343,858	GBP	551,126	544,819	6,307

1/24/2012	Citibank N.A.	228,975	GBP	366,995	361,842	5,153

1/24/2012	Deutsche Bank AG	342,887	GBP	549,570	542,763	6,807

1/26/2012	Deutsche Bank AG	179,999	GBP	288,490	286,405	2,085

1/27/2012	Barclays Bank plc	228,120	GBP	365,610	358,793	6,817

1/27/2012	JPMorgan Chase Bank N.A.	45,301	GBP	72,604	72,074	530

19

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

1/27/2012	Morgan Stanley	135,950	GBP	$217,889	$214,017	$3,872

1/30/2012	JPMorgan Chase Bank N.A.	89,988	GBP	144,219	141,629	2,590

1/31/2012	Morgan Stanley	44,245	GBP	70,908	70,044	864

2/1/2012	Barclays Bank plc	18,383	GBP	29,461	28,984	477

2/1/2012	Citibank N.A.	148,153	GBP	237,431	234,344	3,087

2/1/2012	Morgan Stanley	170,575	GBP	273,365	268,880	4,485

2/14/2012	Barclays Bank plc	995,417	GBP	1,594,991	1,586,078	8,913

3/29/2012	Deutsche Bank AG	1,088,279	GBP	1,742,787	1,733,694	9,093

3/29/2012	Morgan Stanley	1,088,136	GBP	1,742,558	1,733,694	8,864

3/30/2012	Barclays Bank plc	2,182,889	GBP	3,495,668	3,467,388	28,280

4/2/2012	Credit Suisse Group AG	1,309,025	GBP	2,096,184	2,080,433	15,751

3/30/2012	Morgan Stanley	1,525,657	ILS	442,834	426,209	16,625

3/30/2012	Morgan Stanley	926,692	ILS	268,980	258,889	10,091

7/18/2011	Citibank N.A.	7,329,000	INR	163,616	151,833	11,783

7/20/2011	JPMorgan Chase Bank N.A.	7,329,000	INR	163,561	151,582	11,979

8/24/2011	Deutsche Bank AG	49,984,000	INR	1,108,277	1,033,154	75,123

8/24/2011	HSBC Bank plc	57,675,000	INR	1,278,807	1,194,124	84,683

9/1/2011	Deutsche Bank AG	35,346,000	INR	782,440	726,238	56,202

10/26/2011	Deutsche Bank AG	78,899,000	INR	1,729,751	1,698,579	31,172

10/26/2011	HSBC Bank plc	80,751,000	INR	1,770,353	1,741,449	28,904

10/27/2011	Deutsche Bank AG	166,621,000	INR	3,652,311	3,584,789	67,522

10/27/2011	HSBC Bank plc	120,290,000	INR	2,636,741	2,601,990	34,751

5/10/2012	HSBC Bank plc	1,228,565,000	INR	26,175,897	25,821,038	354,859

8/26/2011	HSBC Bank plc	10,421,193	MYR	3,437,928	3,265,296	172,632

8/26/2011	JPMorgan Chase Bank N.A.	7,165,900	MYR	2,364,014	2,248,831	115,183

10/12/2011	JPMorgan Chase Bank N.A.	58,458,531	MYR	19,220,107	18,636,953	583,154

5/11/2012	JPMorgan Chase Bank N.A.	50,424,120	MYR	16,348,297	16,660,869	(312,572)

6/6/2012	HSBC Bank plc	99,141,840	MYR	32,086,136	32,345,385	(259,249)

9/30/2011	HSBC Bank plc	22,900,000	PHP	524,396	506,805	17,591

10/3/2011	HSBC Bank plc	18,300,000	PHP	418,940	404,979	13,961

10/4/2011	Deutsche Bank AG	75,232,000	PHP	1,722,113	1,671,971	50,142

10/4/2011	HSBC Bank plc	60,346,000	PHP	1,381,362	1,339,058	42,304

10/5/2011	Deutsche Bank AG	89,947,000	PHP	2,058,755	2,008,508	50,247

10/5/2011	HSBC Bank plc	89,969,000	PHP	2,059,258	2,010,121	49,137

10/6/2011	JPMorgan Chase Bank N.A.	23,762,000	PHP	543,839	530,828	13,011

10/7/2011	Deutsche Bank AG	73,838,000	PHP	1,689,804	1,659,803	30,001

10/11/2011	Citibank N.A.	29,555,000	PHP	676,183	668,242	7,941

10/11/2011	Deutsche Bank AG	59,085,000	PHP	1,351,794	1,334,380	17,414

20

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

10/11/2011	HSBC Bank plc	59,197,000	PHP	$1,354,356	$1,334,799	$19,557

10/11/2011	JPMorgan Chase Bank N.A.	29,478,000	PHP	674,421	665,433	8,988

10/12/2011	Deutsche Bank AG	17,593,000	PHP	402,478	399,242	3,236

10/13/2011	HSBC Bank plc	29,334,000	PHP	671,032	660,750	10,282

10/13/2011	JPMorgan Chase Bank N.A.	72,971,000	PHP	1,669,252	1,646,643	22,609

10/17/2011	JPMorgan Chase Bank N.A.	9,568,000	PHP	218,811	217,965	846

10/17/2011	JPMorgan Chase Bank N.A.	31,771,000	PHP	726,573	723,762	2,811

10/19/2011	Deutsche Bank AG	16,007,000	PHP	366,013	363,465	2,548

10/19/2011	HSBC Bank plc	58,332,000	PHP	1,333,810	1,322,062	11,748

10/21/2011	Deutsche Bank AG	63,989,000	PHP	1,462,955	1,441,713	21,242

10/21/2011	JPMorgan Chase Bank N.A.	32,130,000	PHP	734,575	724,105	10,470

10/26/2011	Deutsche Bank AG	62,498,000	PHP	1,428,361	1,416,835	11,526

10/26/2011	HSBC Bank plc	58,332,000	PHP	1,333,149	1,320,565	12,584

10/26/2011	JPMorgan Chase Bank N.A.	31,270,000	PHP	714,660	709,038	5,622

10/27/2011	HSBC Bank plc	15,770,000	PHP	360,390	359,144	1,246

10/28/2011	Deutsche Bank AG	25,083,000	PHP	573,178	570,951	2,227

10/28/2011	Deutsche Bank AG	31,530,000	PHP	720,500	718,060	2,440

10/28/2011	HSBC Bank plc	10,510,000	PHP	240,167	239,408	759

10/31/2011	HSBC Bank plc	20,520,000	PHP	468,808	466,682	2,126

11/4/2011	Deutsche Bank AG	10,300,000	PHP	235,252	239,418	(4,166)

11/14/2011	Deutsche Bank AG	18,200,000	PHP	415,393	422,745	(7,352)

1/13/2012	JPMorgan Chase Bank N.A.	141,109,000	PHP	3,207,357	3,205,202	2,155

1/17/2012	HSBC Bank plc	22,640,000	PHP	514,480	514,744	(264)

1/18/2012	Deutsche Bank AG	25,275,000	PHP	574,325	567,276	7,049

1/18/2012	HSBC Bank plc	44,316,000	PHP	1,006,995	994,859	12,136

1/19/2012	Deutsche Bank AG	15,814,000	PHP	359,322	356,091	3,231

1/19/2012	JPMorgan Chase Bank N.A.	63,113,000	PHP	1,434,037	1,402,979	31,058

1/26/2012	HSBC Bank plc	58,332,000	PHP	1,324,866	1,295,403	29,463

2/3/2012	Deutsche Bank AG	59,600,000	PHP	1,353,038	1,341,104	11,934

2/3/2012	HSBC Bank plc	21,300,000	PHP	483,552	478,856	4,696

2/3/2012	HSBC Bank plc	16,800,000	PHP	381,393	377,859	3,534

2/6/2012	HSBC Bank plc	16,800,000	PHP	381,327	379,661	1,666

2/6/2012	HSBC Bank plc	15,700,000	PHP	356,359	354,802	1,557

2/7/2012	JPMorgan Chase Bank N.A.	23,000,000	PHP	522,025	518,018	4,007

5/4/2012	JPMorgan Chase Bank N.A.	210,512,040	PHP	4,752,614	4,920,000	(167,386)

5/7/2012	Deutsche Bank AG	211,958,520	PHP	4,784,271	4,920,000	(135,729)

2/7/2012	Deutsche Bank AG	2,353,000	SGD	1,918,425	1,842,542	75,883

2/7/2012	HSBC Bank plc	2,353,000	SGD	1,918,425	1,842,773	75,652

21

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

2/8/2012	Deutsche Bank AG	4,218,000	SGD	$3,438,999	$3,316,948	$122,051

2/8/2012	Deutsche Bank AG	469,000	SGD	382,383	368,479	13,904

2/9/2012	Barclays Bank plc	654,403	SGD	533,548	513,717	19,831

2/13/2012	HSBC Bank plc	2,333,200	SGD	1,902,350	1,832,170	70,180

2/14/2012	HSBC Bank plc	1,679,900	SGD	1,369,697	1,319,152	50,545

2/17/2012	Barclays Bank plc	1,863,000	SGD	1,519,014	1,458,146	60,868

2/17/2012	Deutsche Bank AG	2,796,000	SGD	2,279,744	2,186,989	92,755

2/17/2012	HSBC Bank plc	2,796,000	SGD	2,279,744	2,187,058	92,686

2/24/2012	Deutsche Bank AG	3,648,000	SGD	2,974,555	2,853,857	120,698

2/27/2012	Deutsche Bank AG	2,274,000	SGD	1,854,238	1,783,390	70,848

2/29/2012	Deutsche Bank AG	2,277,000	SGD	1,856,707	1,783,476	73,231

3/19/2012	Deutsche Bank AG	3,051,000	SGD	2,488,124	2,391,684	96,440

3/19/2012	HSBC Bank plc	3,488,000	SGD	2,844,502	2,733,628	110,874

3/19/2012	JPMorgan Chase Bank N.A.	4,370,000	SGD	3,563,783	3,416,999	146,784

3/21/2012	Deutsche Bank AG	3,284,900	SGD	2,678,904	2,562,524	116,380

3/21/2012	HSBC Bank plc	2,625,000	SGD	2,140,742	2,050,061	90,681

5/4/2012	Deutsche Bank AG	3,002,184	SGD	2,448,914	2,460,000	(11,086)

5/7/2012	Morgan Stanley	3,014,189	SGD	2,458,743	2,460,000	(1,257)

Net Unrealized Appreciation						$4,545,923

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/22/2011	UBS AG	2,270,000	EUR	$3,292,368	$2,923,124	$(369,244)

8/23/2011	UBS AG	2,271,000	EUR	3,293,721	2,919,643	(374,078)

8/25/2011	Barclays Bank plc	2,255,000	EUR	3,270,323	2,853,702	(416,621)

10/5/2011	UBS AG	2,310,000	EUR	3,346,106	3,160,265	(185,841)

10/6/2011	UBS AG	3,220,000	EUR	4,664,122	4,396,588	(267,534)

10/12/2011	UBS AG	3,217,000	EUR	4,658,902	4,476,262	(182,640)

10/27/2011	Deutsche Bank AG	4,106,000	EUR	5,943,573	5,719,412	(224,161)

10/27/2011	Deutsche Bank AG	4,112,000	EUR	5,952,258	5,727,810	(224,448)

10/27/2011	UBS AG	4,118,000	EUR	5,960,943	5,735,344	(225,599)

11/3/2011	Deutsche Bank AG	1,990,000	EUR	2,879,961	2,751,473	(128,488)

11/7/2011	Deutsche Bank AG	1,525,000	EUR	2,206,729	2,126,277	(80,452)

12/2/2011	Deutsche Bank AG	1,380,000	EUR	1,995,349	1,795,725	(199,624)

12/12/2011	Barclays Bank plc	1,340,000	EUR	1,936,908	1,770,676	(166,232)

1/5/2012	Deutsche Bank AG	15,484,300	EUR	22,365,067	20,641,346	(1,723,721)

22

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

1/11/2012	UBS AG	8,953,000	EUR	$12,928,851	$11,588,987	$(1,339,864)

1/18/2012	Deutsche Bank AG	1,805,000	EUR	2,605,954	2,393,078	(212,876)

1/27/2012	Citibank N.A.	1,858,400	EUR	2,682,241	2,512,798	(169,443)

2/8/2012	Citibank N.A.	2,553,000	EUR	3,683,283	3,448,873	(234,410)

2/8/2012	UBS AG	1,915,000	EUR	2,762,823	2,593,772	(169,051)

2/9/2012	Barclays Bank plc	558,000	EUR	805,015	752,184	(52,831)

2/9/2012	Deutsche Bank AG	137,000	EUR	197,647	184,517	(13,130)

2/9/2012	HSBC Bank plc	419,000	EUR	604,482	563,471	(41,011)

2/10/2012	Barclays Bank plc	465,000	EUR	670,823	630,540	(40,283)

2/13/2012	UBS AG	446,000	EUR	643,349	605,565	(37,784)

2/16/2012	JPMorgan Chase Bank N.A.	956,000	EUR	1,378,878	1,278,746	(100,132)

2/16/2012	UBS AG	956,000	EUR	1,378,878	1,279,291	(99,587)

2/17/2012	Deutsche Bank AG	1,022,000	EUR	1,474,023	1,371,340	(102,683)

2/21/2012	UBS AG	1,022,000	EUR	1,473,826	1,368,264	(105,562)

2/27/2012	Deutsche Bank AG	1,592,000	EUR	2,295,362	2,169,211	(126,151)

2/29/2012	Deutsche Bank AG	966,320	EUR	1,393,157	1,320,476	(72,681)

3/1/2012	Deutsche Bank AG	455,000	EUR	655,958	620,370	(35,588)

3/5/2012	Deutsche Bank AG	457,000	EUR	658,753	624,582	(34,171)

3/8/2012	HSBC Bank plc	714,000	EUR	1,029,109	986,748	(42,361)

3/8/2012	Morgan Stanley	2,023,000	EUR	2,915,808	2,798,719	(117,089)

3/8/2012	UBS AG	2,677,000	EUR	3,858,436	3,703,763	(154,673)

3/26/2012	Deutsche Bank AG	1,040,000	EUR	1,498,080	1,455,594	(42,486)

4/4/2012	Deutsche Bank AG	1,420,000	EUR	2,044,841	1,994,745	(50,096)

4/5/2012	Deutsche Bank AG	952,000	EUR	1,370,861	1,332,457	(38,404)

4/10/2012	Deutsche Bank AG	3,184,000	EUR	4,584,124	4,484,346	(99,778)

4/10/2012	HSBC Bank plc	3,821,000	EUR	5,501,237	5,368,581	(132,656)

4/10/2012	UBS AG	1,911,000	EUR	2,751,338	2,683,331	(68,007)

4/12/2012	UBS AG	3,193,000	EUR	4,596,772	4,551,861	(44,911)

4/16/2012	HSBC Bank plc	2,625,000	EUR	3,778,546	3,761,835	(16,711)

4/23/2012	Deutsche Bank AG	3,529,000	EUR	5,078,605	4,989,477	(89,128)

5/4/2012	Deutsche Bank AG	14,310,000	EUR	20,585,969	21,004,218	418,249

5/7/2012	Deutsche Bank AG	1,650,000	EUR	2,373,404	2,420,550	47,146

5/7/2012	Deutsche Bank AG	4,940,000	EUR	7,105,828	7,233,642	127,814

5/7/2012	Morgan Stanley	7,580,000	EUR	10,903,274	11,083,855	180,581

5/11/2012	Deutsche Bank AG	8,138,999	EUR	11,705,774	11,506,998	(198,776)

5/11/2012	UBS AG	17,552,000	EUR	25,243,860	24,861,706	(382,154)

5/18/2012	Deutsche Bank AG	469,000	EUR	674,372	657,046	(17,326)

5/21/2012	Deutsche Bank AG	587,000	EUR	843,958	819,593	(24,365)

23

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

5/21/2012	Deutsche Bank AG	98,000	EUR	$140,899	$137,474	$(3,425)

5/21/2012	UBS AG	469,000	EUR	674,304	655,099	(19,205)

6/6/2012	Deutsche Bank AG	195,330	EUR	280,684	279,535	(1,149)

6/7/2012	Deutsche Bank AG	505,700	EUR	726,653	728,284	1,631

6/7/2012	UBS AG	263,000	EUR	377,911	377,510	(401)

6/11/2012	Deutsche Bank AG	152,000	EUR	218,383	220,198	1,815

6/11/2012	Deutsche Bank AG	2,880,200	EUR	4,138,073	4,152,816	14,743

6/13/2012	Deutsche Bank AG	1,280,000	EUR	1,838,892	1,836,416	(2,476)

6/14/2012	Deutsche Bank AG	266,000	EUR	382,132	380,077	(2,055)

8/18/2011	Deutsche Bank AG	186,225,000	JPY	2,309,710	2,191,527	(118,183)

8/18/2011	JPMorgan Chase Bank N.A.	152,028,000	JPY	1,885,571	1,779,771	(105,800)

8/18/2011	UBS AG	305,946,000	JPY	3,794,584	3,600,339	(194,245)

8/19/2011	HSBC Bank plc	151,323,000	JPY	1,876,838	1,780,543	(96,295)

8/22/2011	Barclays Bank plc	151,705,000	JPY	1,881,608	1,785,899	(95,709)

8/22/2011	Deutsche Bank AG	151,899,000	JPY	1,884,014	1,790,417	(93,597)

8/22/2011	Morgan Stanley	119,300,000	JPY	1,479,686	1,404,455	(75,231)

8/23/2011	Citibank N.A.	303,103,000	JPY	3,759,429	3,574,201	(185,228)

8/23/2011	Credit Suisse Group AG	300,880,000	JPY	3,731,857	3,539,765	(192,092)

8/23/2011	Deutsche Bank AG	149,920,000	JPY	1,859,479	1,770,806	(88,673)

8/24/2011	Barclays Bank plc	301,452,000	JPY	3,738,973	3,561,747	(177,226)

8/24/2011	JPMorgan Chase Bank N.A.	302,459,000	JPY	3,751,463	3,564,632	(186,831)

8/25/2011	Barclays Bank plc	126,257,000	JPY	1,566,001	1,487,827	(78,174)

8/25/2011	Deutsche Bank AG	193,175,000	JPY	2,396,004	2,276,531	(119,473)

8/25/2011	Deutsche Bank AG	63,483,000	JPY	787,398	747,404	(39,994)

8/26/2011	HSBC Bank plc	148,685,000	JPY	1,844,192	1,778,671	(65,521)

8/26/2011	HSBC Bank plc	223,934,000	JPY	2,777,532	2,678,851	(98,681)

8/26/2011	HSBC Bank plc	223,165,000	JPY	2,767,994	2,669,652	(98,342)

8/26/2011	HSBC Bank plc	127,670,000	JPY	1,583,536	1,527,275	(56,261)

8/26/2011	HSBC Bank plc	189,374,000	JPY	2,348,872	2,265,421	(83,451)

8/26/2011	HSBC Bank plc	62,949,000	JPY	780,779	753,039	(27,740)

8/26/2011	JPMorgan Chase Bank N.A.	126,965,000	JPY	1,574,792	1,499,173	(75,619)

8/26/2011	JPMorgan Chase Bank N.A.	70,389,000	JPY	873,060	831,432	(41,628)

8/26/2011	JPMorgan Chase Bank N.A.	7,000,000	JPY	86,823	82,664	(4,159)

8/26/2011	JPMorgan Chase Bank N.A.	39,663,000	JPY	491,954	468,608	(23,346)

8/26/2011	UBS AG	160,467,000	JPY	1,990,329	1,911,619	(78,710)

8/26/2011	UBS AG	190,155,000	JPY	2,358,559	2,265,287	(93,272)

8/30/2011	Barclays Bank plc	358,900,000	JPY	4,451,664	4,262,774	(188,890)

9/1/2011	JPMorgan Chase Bank N.A.	150,260,000	JPY	1,863,791	1,771,099	(92,692)

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Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

9/30/2011	JPMorgan Chase Bank N.A.	66,105,000	JPY	$820,103	$789,125	$(30,978)

11/8/2011	Citibank N.A.	94,232,353	JPY	1,169,507	1,165,679	(3,828)

11/10/2011	Barclays Bank plc	92,567,000	JPY	1,148,863	1,145,206	(3,657)

11/14/2011	Barclays Bank plc	229,154,000	JPY	2,844,184	2,857,282	13,098

11/14/2011	UBS AG	93,849,000	JPY	1,164,823	1,170,085	5,262

11/16/2011	Deutsche Bank AG	306,357,000	JPY	3,802,482	3,742,510	(59,972)

11/16/2011	JPMorgan Chase Bank N.A.	152,982,000	JPY	1,898,802	1,869,510	(29,292)

11/17/2011	Barclays Bank plc	73,747,000	JPY	915,352	896,587	(18,765)

11/17/2011	Barclays Bank plc	305,461,000	JPY	3,791,400	3,713,676	(77,724)

11/17/2011	HSBC Bank plc	79,941,000	JPY	992,232	967,106	(25,126)

11/17/2011	UBS AG	122,208,000	JPY	1,516,853	1,484,188	(32,665)

11/21/2011	Barclays Bank plc	425,961,000	JPY	5,287,275	5,137,012	(150,263)

11/28/2011	Bank of America Securities LLC	330,341,000	JPY	4,100,684	3,989,626	(111,058)

11/29/2011	Barclays Bank plc	481,311,000	JPY	5,974,811	5,812,233	(162,578)

11/29/2011	Citibank N.A.	119,465,000	JPY	1,482,993	1,443,511	(39,482)

12/1/2011	Deutsche Bank AG	296,207,000	JPY	3,677,078	3,539,336	(137,742)

12/28/2011	Barclays Bank plc	109,297,635	JPY	1,357,191	1,317,014	(40,177)

12/28/2011	Citibank N.A.	109,701,956	JPY	1,362,212	1,321,233	(40,979)

12/28/2011	JPMorgan Chase Bank N.A.	109,471,259	JPY	1,359,347	1,327,842	(31,505)

1/10/2012	Barclays Bank plc	88,890,000	JPY	1,103,950	1,074,849	(29,101)

1/10/2012	Citibank N.A.	44,450,000	JPY	552,037	537,823	(14,214)

1/10/2012	UBS AG	44,440,000	JPY	551,913	537,448	(14,465)

1/12/2012	Deutsche Bank AG	44,590,000	JPY	553,791	539,302	(14,489)

1/12/2012	HSBC Bank plc	44,630,000	JPY	554,288	540,871	(13,417)

1/13/2012	Barclays Bank plc	138,210,000	JPY	1,716,539	1,673,245	(43,294)

1/13/2012	HSBC Bank plc	139,260,000	JPY	1,729,580	1,687,243	(42,337)

1/13/2012	UBS AG	109,940,000	JPY	1,365,432	1,331,573	(33,859)

1/26/2012	Barclays Bank plc	411,460,000	JPY	5,111,158	5,001,945	(109,213)

1/26/2012	Deutsche Bank AG	102,590,000	JPY	1,274,373	1,248,084	(26,289)

1/26/2012	Deutsche Bank AG	239,615,982	JPY	2,976,511	2,919,725	(56,786)

1/26/2012	UBS AG	359,980,000	JPY	4,471,673	4,379,052	(92,621)

1/27/2012	HSBC Bank plc	443,025,359	JPY	5,503,338	5,405,385	(97,953)

2/10/2012	HSBC Bank plc	157,477,000	JPY	1,956,583	1,923,736	(32,847)

2/10/2012	Morgan Stanley	133,761,000	JPY	1,661,922	1,636,961	(24,961)

2/15/2012	Deutsche Bank AG	46,833,020	JPY	581,920	570,092	(11,828)

2/15/2012	JPMorgan Chase Bank N.A.	55,150,000	JPY	685,262	671,905	(13,357)

2/16/2012	JPMorgan Chase Bank N.A.	31,950,000	JPY	396,997	386,243	(10,754)

2/22/2012	HSBC Bank plc	144,240,000	JPY	1,792,414	1,740,663	(51,751)

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Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

2/23/2012	JPMorgan Chase Bank N.A.	144,300,000	JPY	$1,793,184	$1,740,546	$(52,638)

3/1/2012	HSBC Bank plc	159,900,000	JPY	1,987,233	1,968,000	(19,233)

3/1/2012	JPMorgan Chase Bank N.A.	160,000,000	JPY	1,988,475	1,968,504	(19,971)

3/1/2012	UBS AG	178,400,000	JPY	2,217,150	2,194,504	(22,646)

3/19/2012	Citibank N.A.	142,403,000	JPY	1,770,218	1,772,482	2,264

3/19/2012	Morgan Stanley	85,500,000	JPY	1,062,854	1,063,909	1,055

3/19/2012	UBS AG	115,450,000	JPY	1,435,164	1,437,107	1,943

3/23/2012	UBS AG	86,066,450	JPY	1,069,954	1,065,535	(4,419)

4/20/2012	Citibank N.A.	100,800,000	JPY	1,253,659	1,227,965	(25,694)

4/20/2012	UBS AG	100,800,000	JPY	1,253,659	1,227,248	(26,411)

5/9/2012	Deutsche Bank AG	796,134,720	JPY	9,904,787	9,840,000	(64,787)

5/9/2012	Morgan Stanley	791,049,590	JPY	9,841,522	9,830,000	(11,522)

Net Unrealized Depreciation						$(13,339,663)

Forward Foreign Cross-Currency Exchange Contracts:

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Net Unrealized Appreciation/ (Depreciation)

2/9/2012	Barclays Bank plc	1,270,000	AUD	100,711,000	JPY	$74,812

2/9/2012	Citibank N.A.	1,270,000	AUD	100,774,500	JPY	74,023

2/9/2012	Deutsche Bank AG	1,270,000	AUD	100,810,060	JPY	73,581

10/18/2011	Barclays Bank plc	4,236,000	NOK	517,513	EUR	33,290

10/19/2011	Barclays Bank plc	4,253,000	NOK	517,485	EUR	36,439

10/27/2011	Barclays Bank plc	8,488,000	NOK	1,034,996	EUR	68,978

11/7/2011	UBS AG	17,891,400	NOK	2,155,357	EUR	181,835

11/25/2011	Morgan Stanley	5,567,420	NOK	670,891	EUR	55,514

11/28/2011	Morgan Stanley	8,580,000	NOK	1,031,945	EUR	88,200

11/28/2011	UBS AG	1,720,000	NOK	206,756	EUR	17,847

11/28/2011	UBS AG	27,237,000	NOK	3,299,655	EUR	245,614

12/1/2011	UBS AG	8,810,000	NOK	1,067,879	EUR	78,395

2/8/2012	UBS AG	18,244,200	NOK	2,302,165	EUR	22,025

2/9/2012	Deutsche Bank AG	36,433,000	NOK	4,581,903	EUR	66,006

2/9/2012	UBS AG	25,499,600	NOK	3,206,005	EUR	47,478

7/5/2011	Deutsche Bank AG	39,200,000	PLN	9,282,501	EUR	817,297

8/16/2011	Deutsche Bank AG	35,870,000	PLN	8,762,458	EUR	316,880

2/9/2012	Deutsche Bank AG	4,666,000	PLN	1,173,394	EUR	(25,966)

2/10/2012	Barclays Bank plc	4,666,000	PLN	1,172,686	EUR	(25,039)

2/14/2012	Deutsche Bank AG	4,666,000	PLN	1,162,026	EUR	(10,032)

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Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Net Unrealized Appreciation/ (Depreciation)

5/24/2012	Morgan Stanley	5,956,000	PLN	1,487,141	EUR	$(29,375)

4/30/2012	Barclays Bank plc	261,920,000	SEK	29,030,613	EUR	(935,725)

5/4/2012	Deutsche Bank AG	14,943,320	SEK	1,660,000	EUR	(58,974)

5/7/2012	Morgan Stanley	15,023,913	SEK	1,660,000	EUR	(46,594)

6/29/2012	UBS AG	38,634,000	SEK	4,154,640	EUR	35,703

Net Unrealized Appreciation						$1,202,212

AUD—Australian Dollar

BRL—Brazilian Real

CLP—Chilean Peso

EUR—Euro

GBP—British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

MYR—Malaysian Ringgit

NOK—Norwegian Krone

PHP—Philippine Peso

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$5,529,842	$—	$—	$—	$5,529,842	$—

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Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Income Tax Information - continued

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$62,195,752	$378,415	$79,903,702	$—	$142,477,869

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the MetLife Aggressive Strategy Portfolio returned 5.94% and 5.86%, respectively, compared to the 5.56% return of its benchmark, the Dow Jones Aggressive Index1.

Market Environment/Conditions

The returns of equities during the first half of 2011 were mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid stocks continue to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

Portfolio Review/Current Positioning

The MetLife Aggressive Strategy Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 100% to equities, although the Portfolio will hold residual cash in the form of the cash held in the underlying equity portfolios. Consistent with the capital markets, the Portfolio’s performance over the first six months of 2011 was a tale of two distinct periods. The first four months were a continuation of the broad trends from 2010 in which the Portfolio was rewarded for holding mid and small cap stocks. During the last two months of the period, these asset classes underperformed safer asset classes (large cap stocks) in response to increasing concerns about the economy.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Invesco Small Cap Growth Portfolio, and the Legg Mason ClearBridge Aggressive Growth Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—was among the biggest contributors to relative performance due to strong security selection in the Consumer Discretionary sector (CBS Corp. and DISH Network Corp.) and the Health Care sector (Biogen Idec, Inc. and Humana, Inc.). Invesco was helped by an underweight to the relatively weak Financial Services sector during the period. It was also helped by very good stock selection. In the Consumer sectors it owned retailers Tractor Supply and Vitamin Shoppe, Inc., and snack food company Diamond Foods. Legg Mason ClearBridge’s performance benefited from its lack of any exposure to the weak Financial Services sector and good stock selection in the Health Care sector, as Biogen Idec, UnitedHealth Group, and Valeant Pharmaceutical were all up over 40% for the period and added significantly to both relative and absolute performance.

Although still positive for the period, the Davis Venture Value Portfolio detracted from relative performance due in part to its holding of Sino-Forest Corp., a Chinese forest plantation operator which fell sharply in June. The Third Avenue Small Cap Value Portfolio also detracted from relative performance due to its relatively high cash position that ranged from 15% to 20% during a mostly positive period and weak stock selection in the Consumer Discretionary sector. It owned Skyline Corporation, a manufacturer of mobile homes and recreation campers. The Janus Forty Portfolio also hurt relative performance due its sector weightings (an overweight in the Information Technology sector and an underweight in the Energy sector), as well as overall stock selection (it owned Cisco Systems and Google, both of which fell over 15% during the period).

Within the core foreign equity funds, the MFS® Research International Portfolio contributed the most to relative performance due to good stock selection within capital goods companies. It owned Australian mining company Iluka Resources, Ltd., auto manufacturer BMW (Germany), and oil and gas equipment supplier JGC Corp. (Japan). In contrast, the Artio International Stock Portfolio detracted from relative performance due in part to its higher than index exposure to stocks in emerging market countries such as China and India. The returns of the two global sector portfolios were mixed, the Clarion Global Real Estate Portfolio helped, while the Van Eck Global Natural Resources Portfolio, last year’s single best performing portfolio, lagged the broad global equity indices due to its inclusion of economically sensitive industrial materials stocks among the mostly strong performance of energy related stocks. In contrast to 2010 and 2009, when the Portfolio’s dedicated exposure to foreign small company stocks and stocks from emerging market countries boosted performance, this exposure hurt performance relative to the mostly large cap, developed country stocks that make up the MSCI EAFE Index.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve

1

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Jennison Growth Portfolio (Class A)	6.2
Harris Oakmark International Portfolio (Class A)	6.1
MFS® Research International Portfolio (Class A)	6.1
Van Kampen Comstock Portfolio (Class A)	5.9
Clarion Global Real Estate Portfolio (Class A)	5.1
MFS® Value Portfolio (Class A)	5.0
Davis Venture Value Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	4.9
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)	4.1
Invesco Small Cap Growth Portfolio (Class A)	4.1

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MetLife Aggressive Strategy Portfolio

MetLife Aggressive Strategy Portfolio managed by
MetLife Advisers, LLC vs. Dow Jones Aggressive Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
MetLife Aggressive Strategy Portfolio—Class A	5.94%	33.53%	2.16%	4.65%
Class B	5.86%	33.05%	1.88%	4.48%
Dow Jones Aggressive Index[1]	5.56%	33.08%	4.82%	7.62%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. The Index consists of both domestic and foreign stocks from Dow Jones and will always have 100% allocation to stocks.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)(b)
Actual	0.48%	$1,000.00	$1,059.40	$2.45
Hypothetical*	0.48%	1,000.00	1,022.41	2.41

Class B(a)(b)
Actual	0.73%	$1,000.00	$1,058.60	$3.73
Hypothetical*	0.73%	1,000.00	1,021.17	3.66

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Company—100.0%
Artio International Stock Portfolio (Class A) (b)	2,289,354	$22,939,330
BlackRock Large Cap Value Portfolio (Class A) (b)	3,118,985	35,150,963
BlackRock Legacy Large Cap Growth Portfolio (Class A) (b)	1,565,208	43,857,117
Clarion Global Real Estate Portfolio (Class A) (a)	5,538,438	58,208,986
Davis Venture Value Portfolio (Class A) (b)	1,775,168	56,272,841
Dreman Small-Cap Value Portfolio (Class A) (a)	1,461,564	21,894,225
Goldman Sachs Mid Cap Value Portfolio (Class A) (a)	1,697,797	22,971,188
Harris Oakmark International Portfolio (Class A) (a)	4,775,744	68,818,466
Invesco Small Cap Growth Portfolio (Class A)* (a)	2,905,417	46,283,300
Janus Forty Portfolio (Class A) (a)	647,860	45,492,699
Jennison Growth Portfolio (Class A) (b)	5,412,759	70,582,377
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A) (a)	5,499,674	46,802,225
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	3,036,829	33,617,692
Met/Artisan Mid Cap Value Portfolio (Class A) (b)	122,830	22,803,354
Met/Dimensional International Small Company Portfolio (Class A) (b)	2,749,374	44,787,295
MFS® Emerging Markets Equity Portfolio (Class A) (a)	2,908,659	33,478,668
MFS® Research International Portfolio (Class A) (a)	6,393,691	68,796,120
MFS® Value Portfolio (Class A) (b)	4,441,338	56,982,373
Morgan Stanley Mid Cap Growth Portfolio (Class A) (a)	80,434	1,041,619
Neuberger Berman Genesis Portfolio (Class A) (b)	945,934	11,937,690
Rainier Large Cap Equity Portfolio (Class A) (a)	4,019,385	34,044,191
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	2,863,212	45,296,007
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	2,498,672	56,170,148

Security Description	Shares	Value

T. Rowe Price Mid Cap Growth Portfolio (Class A)* (a)	2,117,790	$21,961,485
Third Avenue Small Cap Value Portfolio (Class A) (a)	1,449,274	22,159,395
Turner Mid Cap Growth Portfolio (Class A)* (a)	2,237,128	33,668,774
Van Eck Global Natural Resources Portfolio (Class A) (b)	2,632,048	43,428,795
Van Kampen Comstock Portfolio (Class A) (a)	6,766,989	67,602,224

Total Mutual Funds (Cost $985,233,664)		1,137,049,547

Total Investments—100.0% (Cost $985,233,664#)		1,137,049,547

Other assets and liabilities (net)—0.0%		(356,054)

Net Assets—100.0%		$1,136,693,493

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $985,233,664. The aggregate unrealized appreciation and depreciation of investments were $154,153,198 and $(2,337,315), respectively, resulting in a net unrealized appreciation of $151,815,883 for federal income tax purposes.
(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,137,049,547	$—	$—	$1,137,049,547
Total Investments	$1,137,049,547	$—	$—	$1,137,049,547

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$1,137,049,547
Receivable for shares sold	940,615

Total assets	1,137,990,162

Liabilities
Due to Adviser	2,662
Payables for:
Investments purchased	353,975
Shares redeemed	586,638
Accrued Expenses:
Management fees	110,283
Distribution and service fees - Class B	214,838
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	1,825

Total liabilities	1,296,669

Net Assets	$1,136,693,493

Net Assets Represented by
Paid in surplus	$1,157,890,093
Accumulated net realized loss	(180,406,711)
Unrealized appreciation on investments	151,815,883
Undistributed net investment income	7,394,228

Net Assets	$1,136,693,493
Net Assets
Class A	$62,422,628
Class B	1,074,270,865
Capital Shares Outstanding*
Class A	6,164,652
Class B	106,370,967
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.13
Class B	10.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $985,233,664.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$9,011,753

Total investment income	9,011,753

Expenses
Management fees	405,437
Administration fees	11,901
Custodian and accounting fees	12,298
Distribution and service fees - Class B	1,136,312
Audit and tax services	9,749
Legal	20,801
Trustees’ fees and expenses	15,868
Miscellaneous	1,745

Total expenses	1,614,111
Less expenses reimbursed by the Adviser	(12,956)

Net expenses	1,601,155

Net investment income	7,410,598

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	20,368,986
Capital gain distributions from Underlying Portfolios	4,531,490

Net realized gain on investments and capital gain distributions from Underlying Portfolios	24,900,476

Net change in unrealized appreciation on investments	43,945,312

Net realized and unrealized gain on investments	68,845,788

Net Increase in Net Assets from Operations	$76,256,386

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase in Net Assets:
Operations
Net investment income	$7,410,598	$6,963,386
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	24,900,476	(11,851,051)
Net change in unrealized appreciation on investments	43,945,312	115,830,088

Net increase in net assets resulting from operations	76,256,386	110,942,423

Distributions to Shareholders
From net investment income
Class A	(10,241)	(4,286)
Class B	(9,029,157)	(8,105,028)

Net decrease in net assets resulting from distributions	(9,039,398)	(8,109,314)

Net increase in net assets from capital share transactions	270,255,396	42,497,362

Net Increase in Net Assets	337,472,384	145,330,471
Net assets at beginning of period	799,221,109	653,890,638

Net assets at end of period	$1,136,693,493	$799,221,109

Undistributed net investment income at end of period	$7,394,228	$9,023,028

Other Information:
Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	184,400	$1,905,087	97,391	$877,262
Shares issued through acquisition	6,076,502	63,449,447	—	—
Reinvestments	1,004	10,241	480	4,286
Redemptions	(225,299)	(13,574,170)	(5,207)	(46,252)

Net increase	6,036,607	$51,790,605	92,664	$835,296

Class B
Sales	9,517,446	$95,454,655	15,047,586	$129,799,885
Shares issued through acquisition	20,216,674	210,859,907	—	—
Reinvestments	886,951	9,029,157	908,635	8,105,028
Redemptions	(6,988,246)	(96,878,928)	(11,345,891)	(96,242,847)

Net increase	23,632,825	$218,464,791	4,610,330	$41,662,066

Increase derived from capital shares transactions		$270,255,396		$42,497,362

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.68		$8.39	$6.31	$12.61	$13.21	$11.68

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	(0.00	)+++	0.08	0.12	0.11	0.09	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.58		1.33	1.96	(4.71)	0.34	1.42

Total From Investment Operations	0.58		1.41	2.08	(4.60)	0.43	1.64

Less Distributions
Distributions from Net Investment Income	(0.13)		(0.12)	—	(0.41)	(0.20)	(0.02)
Distributions from Net Realized Capital Gains	—		—	—	(1.29)	(0.83)	(0.09)
Distributions from Return of Capital	—		—	—	(0.00)+	—	—

Total Distributions	(0.13)		(0.12)	—	(1.70)	(1.03)	(0.11)

Net Asset Value, End of Period	$10.13		$9.68	$8.39	$6.31	$12.61	$13.21

Total Return (%)	5.94		16.92	32.96	(40.67)	3.12	14.10

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(b)	0.10	*	0.11	0.12	0.11	0.10	0.11
Ratio of Net Expenses to Average Net Assets (%)(c)(d)	0.10	*	0.10	0.10	0.10	0.10	0.10
Ratio of Net Investment Income (Loss) to Average Net Assets (%)(e)	(0.02	)*	0.87	1.75	1.11	0.69	1.75
Portfolio Turnover Rate (%)	19.0		13.1	40.4	29.6	27.2	26.0
Net Assets, End of Period (in millions)	$62.4		$1.2	$0.3	$0.2	$0.4	$0.3

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.64		$8.37	$6.31	$12.58	$13.18	$11.68

Income (Loss) from Investment Operations
Net Investment Income(a)	0.08		0.09	0.10	0.08	0.05	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.49		1.28	1.96	(4.70)	0.35	1.41

Total From Investment Operations	0.57		1.37	2.06	(4.62)	0.40	1.59

Less Distributions
Distributions from Net Investment Income	(0.11)		(0.10)	—	(0.36)	(0.17)	(0.00)++
Distributions from Net Realized Capital Gains	—		—	—	(1.29)	(0.83)	(0.09)
Distributions from Return of Capital	—		—	—	(0.00)+	—	—

Total Distributions	(0.11)		(0.10)	—	(1.65)	(1.00)	(0.09)

Net Asset Value, End of Period	$10.10		$9.64	$8.37	$6.31	$12.58	$13.18

Total Return (%)	5.86		16.50	32.65	(40.81)	2.89	13.64

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(b)	0.35	*	0.36	0.37	0.36	0.35	0.36
Ratio of Net Expenses to Average Net Assets (%)(c)(d)	0.35	*	0.35	0.35	0.35	0.35	0.35
Ratio of Net Investment Income to Average Net Assets (%)(e)	1.63		1.02	1.51	0.84	0.36	1.45
Portfolio Turnover Rate (%)	19.0		13.1	40.4	29.6	27.2	26.0
Net Assets, End of Period (in millions)	$1,074.3		$798.0	$653.6	$500.9	$816.8	$855.9

*	Annualized.
+	Distributions from return of capital were less than $0.01.
++	Distributions from net investment income were less than $0.01.
+++	Net investment income was less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Aggressive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$405,437	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

	Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
			2006	2007	2008	2009	2010	2011
			Subject to repayment until December 31,
	Class A	Class B	2011	2012	2013	2014	2015	2016

MetLife Aggressive Strategy Portfolio	0.10%	0.35%	$98,966	$11,142	$75,771	$120,935	$93,182	$12,956

Strategic Growth Portfolio*	N/A	N/A	$36,665	$131,207	$65,845	$—	$—	$—

*	On November 7, 2008, the Strategic Growth Portfolio, a series of the Trust, merged with and into MetLife Aggressive Strategy Portfolio. At that time, the Adviser was entitled to a subsidy amount of $233,717 from the Portfolio. The repayment of such subsidy amount will be repaid, as applicable, by the MetLife Aggressive Strategy Portfolio. During the six months ended June 30, 2011 the Portfolio did not pay any of subsidy amounts for the Strategic Growth Portfolio.

As of June 30, 2011, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the six months ended June 30, 2011 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B

11

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$222,815,979	$—	$185,640,748

The purchases and sales amounts exclude transition trades related to the merger of $236,080,380 and $0, respectively.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Artio International Stock	3,162,502	792,762	(1,665,910)	2,289,354

BlackRock Large Cap Value	3,744,026	984,011	(1,609,052)	3,118,985

BlackRock Legacy Large Cap Growth	—	1,590,897	(25,689)	1,565,208

Clarion Global Real Estate	3,831,814	1,835,451	(128,827)	5,538,438

Davis Venture Value	1,989,862	554,355	(769,049)	1,775,168

Dreman Small Cap Value	—	1,485,653	(24,089)	1,461,564

Goldman Sachs Mid Cap Value	1,253,311	484,688	(40,202)	1,697,797

Harris Oakmark International	2,933,557	1,948,764	(106,577)	4,775,744

Invesco Small Cap Growth	2,913,884	842,797	(851,264)	2,905,417

Janus Forty	438,393	224,843	(15,376)	647,860

Jennison Growth	5,164,838	1,601,030	(1,353,109)	5,412,759

Lazard Mid Cap	—	21,534	(21,534)	—

Legg Mason ClearBridge Aggressive Growth	4,452,128	1,505,528	(457,982)	5,499,674

Loomis Sayles Small Cap Growth	—	3,086,888	(50,059)	3,036,829

Met/Artisan Mid Cap Value	93,257	35,877	(6,304)	122,830

Met/Dimensional International Small Company	2,011,465	881,758	(143,849)	2,749,374

Met/Franklin Mutual Shares	—	23,419	(23,419)	—

MFS® Emerging Markets Equity	2,132,290	854,686	(78,317)	2,908,659

MFS® Research International	3,930,925	2,605,621	(142,855)	6,393,691

MFS® Value	3,139,046	1,406,871	(104,579)	4,441,338

Morgan Stanley Mid Cap Growth	—	108,629	(28,195)	80,434

Neuberger Berman Genesis	1,429,586	309,915	(793,567)	945,934

Pioneer Fund	—	25,503	(25,503)	—

Rainier Large Cap Equity	6,812,030	1,310,021	(4,102,666)	4,019,385

T. Rowe Price Large Cap Growth	—	2,909,320	(46,108)	2,863,212

T. Rowe Price Large Cap Value	1,775,905	782,449	(59,682)	2,498,672

T. Rowe Price Mid Cap Growth	2,509,946	671,229	(1,063,385)	2,117,790

Third Avenue Small Cap Value	1,604,429	443,207	(598,362)	1,449,274

Turner Mid Cap Growth	1,821,234	615,258	(199,364)	2,237,128

Van Eck Global Natural Resources	1,455,024	1,246,320	(69,296)	2,632,048

Van Kampen Comstock	4,115,604	2,804,309	(152,924)	6,766,989

13

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

Artio International Stock	$(3,002,179)	$—	$543,351	$22,939,330

BlackRock Large Cap Value	6,068,454	—	—	35,150,963

BlackRock Legacy Large Cap Growth	(30,740)	—	460,727	43,857,117

Clarion Global Real Estate	(386,519)	—	1,622,658	58,208,986

Davis Venture Value	886,493	—	720,553	56,272,841

Dreman Small Cap Value	28,481	—	—	21,894,225

Goldman Sachs Mid Cap Value	24,663	—	107,319	22,971,188

Harris Oakmark International	(494,703)	—	11,082	68,818,466

Invesco Small Cap Growth	2,474,043	—	—	46,283,300

Janus Forty	292,146	—	555,321	45,492,699

Jennison Growth	3,705,231	—	181,565	70,582,377

Lazard Mid Cap	2,010	—	—	—

Legg Mason ClearBridge Aggressive Growth	232,704	—	39,340	46,802,225

Loomis Sayles Small Cap Growth	(21,814)	—	—	33,617,692

Met/Artisan Mid Cap Value	43,575	—	162,977	22,803,354

Met/Dimensional International Small Company	982,550	1,233,236	721,290	44,787,295

Met/Franklin Mutual Shares	234	—	—	—

MFS® Emerging Markets Equity	(26,009)	—	378,113	33,478,668

MFS® Research International	(427,132)	—	853,238	68,796,120

MFS® Value	103,618	—	633,163	56,982,373

Morgan Stanley Mid Cap Growth	(13,457)	—	—	1,041,619

Neuberger Berman Genesis	1,954,808	—	131,098	11,937,690

Pioneer Fund	(4,527)	—	—	—

Rainier Large Cap Equity	1,477,507	—	330,592	34,044,191

T. Rowe Price Large Cap Growth	34,819	—	—	45,296,007

T. Rowe Price Large Cap Value	(412,305)	—	340,907	56,170,148

T. Rowe Price Mid Cap Growth	5,186,382	661,661	—	21,961,485

Third Avenue Small Cap Value	834,811	—	313,462	22,159,395

Turner Mid Cap Growth	700,777	—	—	33,668,774

Van Eck Global Natural Resources	491,482	2,636,593	360,953	43,428,795

Van Kampen Comstock	(336,417)	—	544,044	67,602,224

	$20,368,986	$4,531,490	$9,011,753	$1,137,049,547

8. Acquisition

At the close of business on April 29, 2011, the Portfolio, with aggregate Class A and Class B net assets of $861,465 and $902,470,842, respectively, acquired all of the assets and liabilities of MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund, Inc. (“MetLife Aggressive Allocation”). The acquisition was accomplished by a tax-free exchange of 6,076,519 Class A shares of the Portfolio (valued at $63,499,447) for 5,566,978 Class A shares of MetLife Aggressive Allocation and 20,222,617 Class B shares of the Portfolio (valued at

14

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Acquisition - continued

$210,859,907) for 18,522,848 of Class B shares of MetLife Aggressive Allocation. MetLife Aggressive Allocation then distributed the Class A and B shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because MetLife Aggressive Allocation had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. MetLife Aggressive Allocation’s net assets on April 29, 2011, were $63,499,447 and $210,859,907 for Class A and Class B, respectively, including investments valued at $274,439,745 with a cost basis of $236,080,380. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Aggressive Allocation were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(43,569,325) in capital loss carry forwards from MetLife Aggressive Allocation.

The net assets of the Portfolio immediately after the acquisition were $1,177,691,661, which included $188,602,455 of acquired unrealized appreciation and $9,039,397 of acquired distributions in excess of net investment income.

Assuming the acquisition had been completed on January 1, 2011, the Portfolio’s pro-forma results of operations for the period ended June 30, 2011 are as follows:

(Unaudited)
Net Investment income	$6,051,577	(a)
Net realized and unrealized gain (loss) on
Investments and foreign currency transactions	43,531,544	(b)

Net increase in assets from operations	$49,583,121

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Aggressive Allocation that have been included in the Portfolio’s Statement of Operations since April 29, 2011.

(a)	$7,410,598 as reported plus $(1,443,492) MetLife Aggressive Allocation pre-merger, plus $52,345 in lower Advisory fees, plus $32,106 of pro-forma eliminated other expenses.
(b)	$24,900,476 as reported plus $18,631,068 MetLife Aggressive Allocation pre-merger.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009

$8,109,314	$—	$—	$—	$—	$—	$8,109,314	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$9,039,330	$—	$62,082,684	$(159,519,300)	$(88,397,286)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$17,248,289*	$138,849,306	$3,421,705	$159,519,300

*	The Portfolio acquired capital losses in the merger with Strategic Growth Portfolio on November 7, 2008.

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MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Income Tax Information - continued

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MetLife Aggressive Strategy Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

17

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

Performance

Since its May 2, 2011 inception, the Class B shares of the MetLife Balanced Plus Portfolio returned -2.20% compared to the -1.53% return of its benchmark, the Dow Jones Moderate Index1.

Market Environment/Conditions

Amid increasing concerns about the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—interest rates declined and the spread between the yields of Treasury securities and credit based bonds widened during the two months following the Portfolio’s inception in May. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 1.0% over the period. Corporate bonds, especially those with credit ratings below investment grade, lagged treasury securities of similar maturity during the two-month period. Longer maturity bonds outperformed short maturity bonds in this period of declining interest rates.

Following a strong first four months of 2011, U.S. equities, as measured by the Standard & Poor’s 500, fell 2.8% during May and June. The main driver for this decline was a shift in the outlook for the economy in general and corporate earnings in particular. While a late June rally limited the drop, it was not enough to recover entirely. Foreign stocks, as measured by the MSCI EAFE Index, also produced a negative return of -4.2%. The U.S. equity market volatility index, also known as the VIX index, ended the period at 16.52 from the 15.99 level on the inception day of May 2, 2011 and a high of 22.73 reached in the middle of June. Interest rate volatility also moved higher over the period.

Portfolio Review/Current Positioning: Total Portfolio

The Portfolio began operations on May 2, 2011. It was composed of two distinct portions. Seventy percent (70%) of the Portfolio’s assets were invested in a variety of underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets, the “Base Portion”, were managed by the Investment Committee of MetLife Advisers in the same manner it manages the standard asset allocation portfolios. Thirty percent (30%) of the assets, the “Overlay Portion”, were invested in various fixed income instruments that served as the collateral for the equity derivative instruments purchased by the Portion’s subadviser, Pacific Investment Management Company LLC (PIMCO), to keep the Portfolio’s overall volatility level within the desired range. During the initial two month period ending in June, the allocation of the Portfolio’s assets remained close to the desired split between the Base (70%) and Overlay (30%) portions. It is important to remember that the Overlay Portion is managed to keep the Portfolio’s volatility within its target range; any resulting equity exposure is a result of that process. Combining the equity exposures of the two portions, the realized equity exposure of the Portfolio ranged from approximately 50% to 68% over the course of the two month period.

In contrast to the first four months of 2011 and during most of 2010, riskier assets such as high-yield bonds and small cap stocks underperformed safer asset classes such as treasury securities and large cap stocks during May and June. Exposures to these asset classes hurt the Base Portion’s absolute performance. On a relative basis, the Base Portion had a modestly above goal exposure to foreign equities due to the holding of such stocks by its primarily domestic equity underlying portfolios. This hurt relative performance over the period. A residual cash position from the underlying equity portfolios had a modestly positive impact in a period when stocks were mostly down.

Within the fixed income segment of the Base Portion, the underlying portfolio with the greatest exposure to below investment grade bonds hurt absolute performance in May and June. The BlackRock High Yield Portfolio trailed the broad market indices for fixed income. Lower credit bonds were hurt by heightened concern about the economy. On a relative basis, all of the Base Portion’s actively managed bond portfolios trailed the broad Barclays Capital U.S. Aggregate Bond Index over the two month period because these active managers—as is usually the case—held lower exposure to treasury securities than was held by the Index. Treasury securities outperformed all other sectors during the two month period.

While all of the Base Portion’s equity underlying portfolios were negative for the two month period, their relative performance varied. The domestic portfolios that held up better than the market over the period were the Legg Mason ClearBridge Aggressive Growth Portfolio and the Loomis Sayles Small Cap Growth Portfolio. The Harris Oakmark International Portfolio and the MFS® Research International Portfolio outperformed the foreign equity benchmark and contributed to relative performance. The two small cap value portfolios, Third Avenue Small Cap Value Portfolio and Dreman Small Cap Value Portfolio were among the biggest detractors, which should not be surprising since the Russell 2000 Value Index had the worst returns among the market segments.

Tactical equity positioning in the Overlay Portion detracted from performance as equity markets remained volatile on mixed economic and political data released. In regards to the fixed income collateral performance, an overall underweight to duration detracted from returns as rates fell on worries of a global economic slowdown. Modest exposure to financials detracted from performance as the sector underperformed like-duration Treasuries.

In regards to portfolio positioning, equity exposure in the Overlay Portion managed by PIMCO ranged between 20 and 38 percent during the period. Even with the rising level of volatility in equity market and interest rates, the VIX ended the period at relatively low levels. The fixed income collateral of the portfolio had a duration of 9.07 years, which is a modest underweight relative to the 9.91 years of duration of the benchmark. This is consistent with PIMCO’s views that yields were at historically low levels. Additionally, the duration exposure is predominantly obtained through Treasury securities and modest exposure is obtained through corporate bonds and money market futures, as PIMCO remained focused on the front-end of the yield curve.

1

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary* (continued)

Investment Committee

MetLife Advisers, LLC

The overlay portion of the Portfolio is subadvised by:

Pacific Investment Management Company LLC

Vineer Bhansali, Ph.D., Managing Director

Steve A. Rodosky, Managing Director

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as June 30, 2011 and are subject to change at any time based upon an economic, market, or other conditions. Neither MetLife Advisers nor the subadvisory firm undertakes any obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
U.S. Treasury Bonds	12.6
PIMCO Total Return Portfolio (Class A)	10.5
BlackRock Bond Income Portfolio (Class A)	10.4
U.S. Treasury Bonds	7.6
MFS® Research International Portfolio (Class A)	5.0
Harris Oakmark International Portfolio (Class A)	5.0
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.5
Western Asset Management U.S. Government Portfolio (Class A)	3.5
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.5
Artio International Stock Portfolio (Class A)	2.1

Top Sectors

% of Market Value of Total Investments
Affiliated Investment Companies	70.7
U.S. Treasury & Government Agencies	22.6
Cash & Equivalents	6.3
Domestic Bonds & Debt Securities	0.4

2

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

MetLife Balanced Plus Portfolio managed by
MetLife Advisers, LLC and Pacific Investment Management Company LLC vs. Dow Jones Moderate Index1

Cumulative Return[2] (for the period ended June 30, 2011)
Since Inception[3]
MetLife Balanced Plus Portfolio—Class B	-2.20%
Dow Jones Moderate Index[1]	-1.53%

1The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2“Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 5/2/11. Index returns are based on an inception date of 5/2/11.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 2, 2011 through June 30, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 2, 2011**	Ending Account Value June 30, 2011	Expenses Paid During Period*** May 2, 2011 to June 30, 2011

Class B(a)(b)(c)
Actual	1.03%	$1,000.00	$978.00	$1.70
Hypothetical*	1.03%	1,000.00	1,006.64	1.73

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Commencement of operations—May 2, 2011.

*** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent two month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (60 days) in the most recent fiscal period, divided by 365 (to reflect the two month period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(c) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Affiliated Investment Companies—70.3% of Net Assets

Security Description	Shares	Value

Artio International Stock Portfolio (Class A) (a)	1,268,193	$12,707,299
BlackRock Bond Income Portfolio (Class A) (a)	580,469	61,819,999
BlackRock High Yield Portfolio (Class A) (b)	971,838	8,241,184
BlackRock Legacy Large Cap Growth Portfolio (Class A) (a)	149,648	4,193,142
Clarion Global Real Estate Portfolio (Class A) (b)	797,534	8,382,080
Dreman Small Cap Value Portfolio (Class A) (b)	700,190	10,488,849
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	931,986	12,609,769
Harris Oakmark International Portfolio (Class A) (b)	2,040,322	29,401,037
Invesco Small Cap Growth Portfolio (Class A) (b)*	667,018	10,625,601
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A) (b)	500,359	4,258,055
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	966,019	10,693,826
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	22,523	4,181,445
Met/Dimensional International Small Company Portfolio (Class A) (a)	513,198	8,359,988
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	803,740	8,278,525
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)*	2,073,859	20,717,852
Met/Templeton International Bond Portfolio (Class A) (b)	1,021,701	12,505,616
MFS® Emerging Markets Equity Portfolio (Class A) (b)	729,296	8,394,193
MFS® Research International Portfolio (Class A) (b)	2,739,514	29,477,170
MFS® Value Portfolio (Class A) (a)	324,871	4,168,099
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	327,513	4,241,289
Neuberger Berman Genesis Portfolio (Class A) (a)	336,440	4,245,874
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	1,108,028	12,465,311
PIMCO Total Return Portfolio (Class A) (b)	5,140,747	62,151,635
Third Avenue Small Cap Value Portfolio (Class A) (b)	689,022	10,535,144

Security Description	Shares/Par Amount	Value

Van Eck Global Natural Resources Portfolio (Class A) (a)	514,429	$8,488,087
Van Kampen Comstock Portfolio (Class A) (b)	419,953	4,195,330
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	1,627,236	20,633,350
Western Asset Management U.S. Government Portfolio (Class A) (a)	1,749,908	20,666,408

Total Affiliated Investment Companies (Cost $414,109,727)		417,126,157

U.S. Treasury & Government Agencies—22.5%

U.S. Treasury
U.S. Treasury Bonds
6.250%, 08/15/23	$58,700,000	74,475,625
5.500%, 08/15/28	4,200,000	4,986,190
5.375%, 02/15/31	38,600,000	45,246,457
U.S. Treasury Strip Principal (c) (d)
2.963%, 11/15/27	17,500,000	8,675,712

Total U.S. Treasury & Government Agencies (Cost $135,733,483)		133,383,984

Domestic Bonds & Debt Securities — 0.4%

Diversified Financial Services — 0.4%
Bank of America Corp. 1.693%, 01/30/14 (e)	1,000,000	1,003,060
Citigroup, Inc. 1.733%, 01/13/14 (e)	1,000,000	1,007,186
Morgan Stanley 1.874%, 01/24/14 (e)	500,000	503,889

Total Domestic Bonds & Debt Securities (Cost $2,525,255)		2,514,135

Collateralized Mortgage Obligations—0.0%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C4 Class A3 4.106%, 07/15/46(144A)
Total Collateralized Mortgage Obligations (Cost $101,000)	100,000	99,860

Purchased Options—0.0%
S&P 500 Index 500 Put (Counterparty—Credit Suisse Group AG)
Total Purchased Options (Cost $2,417)	22,000	2,417

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—6.2% of Net Assets

Security Description	Par Amount	Value

Repurchase Agreements—6.2%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $2,500,001 on 07/01/11 collateralized by $1,980,000 U.S. Treasury Inflation Index Note at 0.875% due 07/15/15 with a value of $2,545,092.	$2,500,000	$2,500,000
Credit Suisse Securities (USA) LLC, Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $15,800,004 on 07/01/11 collateralized by $16,118,000 U.S. Treasury Note at 3.125% due 05/15/21 with a value of $16,133,111.	15,800,000	15,800,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $11,107,003 on 07/01/11 collateralized by $10,705,000 Federal Home Loan Bank at 3.500% due 03/08/13 with a value of $11,333,919.	11,107,000	11,107,000
JPMorgan Securities LLC, Repurchase Agreement dated 06/30/11 at 0.040% to be repurchased at $7,500,008 on 07/01/11 collateralized by $6,811,000 Freddie Mac at 4.375% due 07/17/15 with a value of $7,700,121.	7,500,000	7,500,000

Total Short-Term Investments (Cost $36,907,000)		36,907,000

Total Investments—99.4% (Cost $589,378,882#)		590,033,553
Other Assets and Liabilities (net)—0.6%		3,383,925

Net Assets — 100.0%		$593,417,478

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $589,378,882. The aggregate unrealized appreciation and depreciation of investments were $3,488,153 and $(2,833,482), respectively, resulting in a net unrealized appreciation of $654,671 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $99,860, which was 0.0% of net assets
(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Zero coupon bond—Interest rate represents current yield to maturity.
(d)	Principal only security.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities reflects the earliest possible call date.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period from May 2, 2011 (commencement of operations) through June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$417,126,157	$—	$—	$417,126,157
U.S. Treasury & Government Agencies*	—	133,383,984	—	133,383,984
Total Domestic Bonds & Debt Securities*	—	2,514,135	—	2,514,135
Collateralized Mortgage Obligations	—	99,860	—	99,860
Purchased Options	—	2,417	—	2,417
Total Short-Term Investments*	—	36,907,000	—	36,907,000
Total Investments	$417,126,157	$172,907,396	$—	$590,033,553

Futures Contracts**
Futures Contracts Long (Appreciation)	$4,871,091	$—	$—	$4,871,091
Total Futures Contracts	$4,871,091	$—	$—	$4,871,091

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$553,126,553
Repurchase Agreement	36,927,000
Receivable for shares sold	15,103,449
Net variation margin on financial futures contracts	1,576,800
Interest receivable	2,253,478

Total assets	608,987,280

Liabilities
Due to Adviser	22,481
Due to custodian	16,802
Payables for:
Investments purchased	15,324,187
Shares redeemed	344
Accrued Expenses:
Management fees	67,536
Distribution and service fees - Class B	75,460
Administration fees	3,710
Custodian and accounting fees	18,510
Other expenses	40,772

Total liabilities	15,569,802

Net Assets	$593,417,478

Net Assets Represented by
Paid in surplus	$591,691,344
Accumulated net realized loss	(3,851,105)
Unrealized appreciation on investments and futures contracts	5,525,762
Undistributed net investment income	51,477

Net Assets	$593,417,478
Net Assets
Class B	$593,417,478
Capital Shares Outstanding*
Class B	60,662,027
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $552,471,882.

Statement of Operations

Period Ended June 30, 2011* (Unaudited)

Investment Income
Interest	$291,109

Total investment income	291,109

Expenses
Management fees	105,990
Administration fees	5,187
Custodian and accounting fees	18,510
Distribution and service fees - Class B	92,166
Audit and tax services	16,359
Legal	19,585
Trustees’ fees and expenses	4,770
Shareholder reporting	2,175
Insurance	119
Organizational expense	744
Miscellaneous	2,481

Total expenses	268,086
Less management fee waiver	(23,502)
Less expenses reimbursed by the Adviser	(4,952)

Net expenses	239,632

Net investment income	51,477

Net Realized and Unrealized (Loss) on Investments and Futures Contracts
Net realized loss on:
Investments	(1,109)
Futures contracts	(3,849,996)

Net realized loss on investments and futures contracts	(3,851,105)

Net change in unrealized appreciation on:
Investments	654,671
Futures contracts	4,871,091

Net change in unrealized appreciation on investments and futures contracts	5,525,762

Net realized and unrealized gain on investments and futures contracts	1,674,657

Net Increase in Net Assets from Operations	$1,726,134

*	Commencement of operations—5/2/2011.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Statement of Changes in Net Assets

June 30, 2011 (Unaudited)

Period Ended June 30, 2011* (Unaudited)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$51,477
Net realized loss on investments and futures contracts	(3,851,105)
Net change in unrealized appreciation on investments and futures contracts	5,525,762

Net increase in net assets resulting from operations	1,726,134

Net increase in net assets from capital share transactions	591,691,344

Net Increase in Net Assets	593,417,478

Net assets at end of period	$593,417,478

Undistributed net investment income at end of period	$51,477

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended June 30, 2011* (Unaudited)
	Shares	Value
Class B
Sales	61,685,822	$601,571,890
Redemptions	(1,023,795)	(9,880,546)

Net increase	60,622,027	$591,691,344

Increase derived from capital shares transactions		$591,691,344

*	Commencement of operations—5/2/2011.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Period Ended June 30, 2011(b) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.00	+
Net Realized and Unrealized loss on Investments	(0.22)

Total From Investment Operations	(0.22)

Net Asset Value, End of Period	$9.78

Total Return (%)	(2.20)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.73	*
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.65	*
Ratio of Net Investment Income to Average Net Assets (%)	0.14	*
Portfolio Turnover Rate (%)	0.0
Net Assets, End of Period (in millions)	$593.4

*	Annualized.
+	Net investment income rounds to less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—5/2/2011.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for equity derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies, including Underlying Portfolios, are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the

12

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser (Overlay Portion managed by PIMCO) for the period ended June 30, 2011	% per annum	Average Daily Net Assets of the Overlay Portion

$80,184	0.725%	First $250 Million

	0.700%	$250 Million to $750 Million

	0.675%	$750 Million to $1 Billion

	0.650%	Over $1 Billion

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MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Management Fees earned by the Adviser (Base Portion managed by MLA) for the period ended June 30, 2011	% per annum	Average Daily Net Assets of the Base Portion

$25,806	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MLA a management fee through its investment in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive 50% of its subadvisory fee through July 31, 2011. Also through July 31, 2011, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Expenses Deferred in
2011
Subject to repayment until December 31,
Class B	2016

0.65%	$4,952

As of June 30, 2011, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the period ended June 30, 2011 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of June 30, 2011, there was $4,952 in expense deferrals eligible for recoupment by the Adviser.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$135,700,359	$416,806,292	$—	$—

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

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MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on futures contracts*	$4,871,091	Unrealized depreciation on futures contracts*	$—

Equity	Investment at value(a)	2,417	Investment at value(a)	$—

Total		$4,873,508		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the period ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Credit	Total

Futures contracts	$(3,849,996)	$—	$(3,849,996)

Written options contracts	—	(1,109)	(1,109)

	$(3,849,996)	$(1,109)	$(3,851,105)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Futures contracts	$4,871,091

(a)	Includes options purchased which are part of investments as shown in the Statement of Assets of Liabilities and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

For the period ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional or Face Amount(b)	Equity Risk	Interest Rate Risk

Futures contracts	—	43,094,250

Options purchased	15	—

(b)	Averages are based on daily activity levels during 2011.

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MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Futures Contracts

The futures contracts outstanding as of June 30, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ Depreciation

S&P 500 E Mini Index Futures	09/16/2011	2,785	$178,370,799	$183,183,375	$4,812,576

90 Day Euro Dollar Futures	06/18/2012	172	42,677,035	42,735,550	58,515

Net Unrealized Appreciation					$4,871,091

7. Transactions in Securities of Affiliated Issuer

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the period from May 2, 2011 (commencement of operations) through June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at May 2, 2011*	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Artio International Stock	—	1,268,193	—	1,268,193

BlackRock Bond Income	—	580,469	—	580,469

BlackRock High Yield	—	971,838	—	971,838

BlackRock Legacy Large Cap Growth	—	149,648	—	149,648

Clarion Global Real Estate	—	797,534	—	797,534

Dreman Small Cap Value	—	700,190	—	700,190

Goldman Sachs Mid Cap Value	—	931,986	—	931,986

Harris Oakmark International	—	2,040,322	—	2,040,322

Invesco AIM Small Cap Growth	—	667,018	—	667,018

Legg Mason ClearBridge Aggressive Growth	—	500,359	—	500,359

Loomis Sayles Small Cap Growth	—	966,019	—	966,019

Met/Artisan Mid Cap Value	—	22,523	—	22,523

Met/Dimensional International Small Company	—	513,198	—	513,198

Met/Eaton Vance Floating Rate	—	803,740	—	803,740

Met/Franklin Low Duration Total Return	—	2,073,859	—	2,073,859

Met/Templeton International Bond	—	1,021,701	—	1,021,701

MFS® Emerging Markets Equity	—	729,296	—	729,296

MFS® Research International	—	2,739,514	—	2,739,514

MFS® Value	—	324,871	—	324,871

Morgan Stanley Mid Cap Growth	—	327,513	—	327,513

Neuberger Berman Genesis	—	336,440	—	336,440

PIMCO Inflation Protected Bond	—	1,108,028	—	1,108,028

PIMCO Total Return	—	5,140,747	—	5,140,747

Third Avenue Small Cap Value	—	689,022	—	689,022

Van Eck Global Natural Resources	—	514,429	—	514,429

Van Kampen Comstock	—	419,953	—	419,953

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MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuer - continued

Underlying Portfolio (Class A)	Number of shares held at May 2, 2011*	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Western Asset Management Strategic Bond Opportunities	—	1,627,236	—	1,627,236

Western Asset Management U.S. Government	—	1,749,908	—	1,749,908

*	Commencement of Operations

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

Artio International Stock	$—	$—	$—	$12,707,299

BlackRock Bond Income	—	—	—	61,819,999

BlackRock High Yield	—	—	—	8,241,184

BlackRock Legacy Large Cap Growth	—	—	—	4,193,142

Clarion Global Real Estate	—	—	—	8,382,080

Dreman Small Cap Value	—	—	—	10,488,849

Goldman Sachs Mid Cap Value	—	—	—	12,609,769

Harris Oakmark International	—	—	—	29,401,037

Invesco AIM Small Cap Growth	—	—	—	10,625,601

Legg Mason ClearBridge Aggressive Growth	—	—	—	4,258,055

Loomis Sayles Small Cap Growth	—	—	—	10,693,826

Met/Artisan Mid Cap Value	—	—	—	4,181,445

Met/Dimensional International Small Company	—	—	—	8,359,988

Met/Eaton Vance Floating Rate	—	—	—	8,278,525

Met/Franklin Low Duration Total Return	—	—	—	20,717,852

Met/Templeton International Bond	—	—	—	12,505,616

MFS® Emerging Markets Equity	—	—	—	8,394,193

MFS® Research International	—	—	—	29,477,170

MFS® Value	—	—	—	4,168,099

Morgan Stanley Mid Cap Growth	—	—	—	4,241,289

Neuberger Berman Genesis	—	—	—	4,245,874

PIMCO Inflation Protected Bond	—	—	—	12,465,311

PIMCO Total Return	—	—	—	62,151,635

Third Avenue Small Cap Value	—	—	—	10,535,144

Van Eck Global Natural Resources	—	—	—	8,488,087

Van Kampen Comstock	—	—	—	4,195,330

Western Asset Management Strategic Bond Opportunities	—	—	—	20,633,350

Western Asset Management U.S. Government	—	—	—	20,666,408

	$—	$—	$—	$417,126,157

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MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio and the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio or the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio and the Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolio or the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio and the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Portfolio and the Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s and the Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MetLife Balanced Plus Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on February 14-15, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable investment sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Subadviser”, and collectively, the “Subadvisers”) for certain new series of the Trust, including the MetLife Balanced Plus Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Subadvisers relating to each Portfolio, the Adviser and each Subadviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds if available, performance information for relevant benchmark indices, as applicable, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadvisers under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding fees and expenses, and other information provided by, or at the direction of, the Adviser and Subadvisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to approve the Agreements at the February meeting, the Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed initial approval of the Agreements. The Board also had previously received presentations from the Adviser with respect to the Managed Risk Portfolios at the August 3-4, 2010 and the November 9-10, 2010 Board meetings. The Board also further discussed the Managed Risk Portfolios with the Adviser on January 19, 2011, and received presentations regarding the Managed Risk Portfolios from the Subadvisers on January 26, 2011 and January 28, 2011 during which representatives of the Adviser and the Subadvisers responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Subadvisers; (2) the performance of comparable funds or accounts managed by the Subadvisers as compared to appropriate indices, to the extent available; (3) the Adviser’s and each of the Subadviser’s personnel and operations; (4) the financial condition of the Adviser and of the Subadvisers; (5) the level and method of computing each Portfolio’s proposed advisory and subadvisory fees; (6) the anticipated profitability of the Adviser under the Advisory Agreement and of the Subadvisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Subadvisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Subadvisers or their affiliates from the Adviser’s or Subadvisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser would have as investment adviser to the Portfolios, including the provision of investment advisory services to the MetLife Balanced Plus Portfolio, the selection of the Subadvisers for the other Portfolios and oversight of the Subadvisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the MetLife Balanced Plus Portfolio and of the personnel who would be overseeing the Subadvisers of the other Portfolios and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board also considered that an Investment Committee, consisting of investment professionals from across MetLife, will meet at least quarterly to review the asset allocations of the MetLife Balanced Plus Portfolio. The Board considered information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to each Portfolio. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year. The Board also took into consideration the quality of services the Adviser provided to other Portfolios of the Trust.

1 At the February 14-15, 2011 meeting, the Board also approved Agreements with respect to the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Pyramis® Government Income Portfolio (together with the MetLife Balanced Plus Portfolio, the “Managed Risk Portfolios”), Met/Franklin Low Duration Total Return Portfolio and T. Rowe Price Large Cap Value Portfolio.

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MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments to be provided to the Adviser by the Subadvisers in connection with marketing activities.

With respect to the services to be provided by the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information presented throughout the past year for those Subadvisers currently sub-advising existing Portfolios of the Trust. The Board considered each Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadviser’s investment and compliance personnel who would be providing services to the Portfolios. The Board also considered, among other things, each Subadviser’s compliance program and its disciplinary history, and its risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would be conducting regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Subadviser. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolios.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities would include the development and maintenance of an investment program for the applicable Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and by each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board took into account that the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio and MetLife Balanced Plus Portfolio utilize relatively unique investment strategies designed to manage volatility and noted the unavailability of comparable performance information for these types of strategies. With respect to the Pyramis® Government Income Portfolio, however, the Board considered the performance of a comparable fund managed by that Subadviser. The Board also considered the performance of other funds or accounts managed by the Subadvisers to the extent such information was relevant.

As discussed above with respect to the MetLife Balanced Plus Portfolio, the Board noted that no comparable performance data was available due to the fact that the Portfolio’s proposed strategy is highly customized, and because there is no equivalent fund or composite for which it will be patterned after. The Board took into account, however, the Adviser’s past performance in managing other asset allocation portfolios, as well as the Subadviser’s performance in managing a strategy similar to the sleeve it would be managing for the Portfolio.

Fees and expenses. The Board gave substantial consideration to the proposed management fees payable under the Advisory Agreement and the proposed subadvisory fees payable under each of the Sub-Advisory Agreements. In addition, the Independent Trustees reviewed a report prepared by Bobroff Consulting, Inc., an independent consultant (“Bobroff”), which analyzed the proposed fees to be paid by each Portfolio in light of fees paid to other investment managers by other somewhat comparable funds, as applicable, and the method of computing each Portfolio’s proposed fee. In addition, the Board considered each Portfolio’s proposed management fee and total expenses as compared to similarly situated investment companies underlying variable insurance products and retail funds deemed to be comparable to the Portfolio as determined by Bobroff. With respect to the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, and MetLife Balanced Plus Portfolio, the Board took into account the limited usefulness of the peer groups in which the Portfolios were included for comparative purposes. In comparing each Portfolio’s proposed management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the subadvisory fees for the Portfolios would be paid by the Adviser, not the Portfolios, out of the management fee. It was further noted that the Adviser negotiated such fee at arm’s length. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with each Portfolio, pursuant to which the Adviser would agree to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

The Board also compared the proposed subadvisory fee to be paid by the Adviser to the fees charged by each Subadviser to manage other funds and funds not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

22

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the MetLife Balanced Plus Portfolio, the Board considered that, according to a report prepared by Bobroff, the Portfolio’s proposed management fee was above the median of the peer group. The Board further considered that the Portfolio’s estimated total expenses (exclusive of 12b-1 fees) were above the median of the peer group. The Board took into account management’s discussion of the Portfolio’s estimated expenses and noted the small size of the peer group. The Board also noted that the Subadviser had agreed to waive a portion of its subadvisory fee for the Portfolio’s first three months of operations, and that the Adviser had also agreed to waive a portion of its advisory fee equal to the amount of the subadvisory fee waiver for the Portfolio’s first three months of operations. After consideration of all relevant factors, the Board concluded that the proposed management and subadvisory fees were consistent with industry norms and were fair and reasonable in light of the services to be provided.

Profitability. The Board examined the anticipated profitability of the Adviser with respect to each Portfolio. With respect to the MetLife Balanced Plus Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”) in which the Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser would be the margin between the management fee that the Adviser would receive from the Portfolio and the portion of that fee the Adviser would pay to the Subadviser. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser, as well as considered the profitability of the insurance product, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement. The Board also considered that the Trust’s distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the product. The Board concluded after extensive discussions with management that the anticipated profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the anticipated profitability to the Subadvisers and their affiliates of their relationships with the Portfolios, the Board noted that the proposed subadvisory fees under the Sub-Advisory Agreements would be paid by the Adviser out of the management fee that it would receive under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. However, the Board placed more reliance on the fact that the Sub-Advisory Agreements were negotiated at arm’s length and that the proposed subadvisory fees would be paid by the Adviser than on the Subadvisers’ anticipated profitability.

Economies of scale. The Board also considered the probable effect of the Portfolios’ growth in size on their performance and fees. The Board noted that the proposed management and subadvisory fees each contained breakpoints that would reduce the fee rate above specified asset levels. The Board also took into account that the proposed subadvisory fees would be paid by the Adviser out of the management fees. The Board considered the fact that the Portfolios’ fee levels decline as portfolio assets increase. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the proposed advisory fee structure for the Portfolios, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the distributor for the Trust, and, as such, would receive payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that anticipated ancillary benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the anticipated costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services to be provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the MetLife Balanced Plus Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the Underlying Portfolios.

Conclusion. In considering the initial approval of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information

23

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the MetLife Balanced Strategy Portfolio returned 5.12% and 5.05%, respectively, compared to the 4.40% return of its benchmark, the Dow Jones Moderate Index1.

Market Environment/Conditions

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid stocks continue to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

Portfolio Review/Current Positioning

The MetLife Balanced Strategy Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 35% to fixed income and 65% to equities. Consistent with the capital markets, the Portfolio’s performance over the first six months of 2011 was a tale of two distinct periods. The first four months were a continuation of the broad trends from 2010 in which the Portfolio was rewarded for its assumption of credit risk in the fixed income sleeve and for holding mid and small cap stocks. During the last two months of the period, these asset classes underperformed safer asset classes (such as Treasury securities and large cap stocks) in response to increasing concerns about the economy.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Invesco Small Cap Growth Portfolio, and the Legg Mason ClearBridge Aggressive Growth Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—was among the biggest contributors to relative performance due to strong security selection in the Consumer Discretionary sector (CBS Corp. and DISH Network Corp.) and the Health Care sector (Biogen Idec, Inc. and Humana, Inc.). Invesco was helped by an underweight to the relatively weak Financial Services sector during the period. It was also helped by very good stock selection. In the Consumer sectors it owned retailers Tractor Supply and Vitamin Shoppe, Inc., and snack food company Diamond Foods. Legg Mason ClearBridge’s performance benefited from its lack of any exposure to the weak Financial Services sector and good stock selection in the Health Care sector, as Biogen Idec, UnitedHealth Group, and Valeant Pharmaceutical were all up over 40% for the period and added significantly to both relative and absolute performance.

Although still positive for the period, the Davis Venture Value Portfolio detracted from relative performance due in part to its holding of Sino-Forest Corp., a Chinese forest plantation operator, which fell sharply in June. The Third Avenue Small Cap Value Portfolio also detracted from relative performance due to its relatively high cash position that ranged from 15% to 20% during a mostly positive period and weak stock selection in the Consumer Discretionary sector, where it owned Skyline Corporation, a manufacturer of mobile homes and recreation campers. The Janus Forty Portfolio also hurt relative performance due its sector weightings (an overweight in the Information Technology sector and an underweight in the Energy sector), as well as overall stock selection (it owned Cisco Systems and Google, both of which fell over 15% during the period).

Within the core foreign equity funds, the MFS Research International Portfolio contributed the most to relative performance due to good stock selection within capital goods companies. They owned Australian mining company Iluka Resources, Ltd., auto manufacturer BMW (Germany), and oil and gas equipment supplier JGC Corp. (Japan). In contrast, the Artio International Stock Portfolio detracted from relative performance due in part to its higher than index exposure to stocks in emerging market countries such as China and India. The returns of the two global sector portfolios were mixed, as the Clarion Global Real Estate Portfolio helped, while the Van Eck Global Natural Resources Portfolio, last year’s single best performing portfolio, lagged the broad

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

global equity indices due to its inclusion of economically sensitive industrial materials stocks among the mostly strong performance of energy related stocks. In contrast to 2010 and 2009 when the Portfolio’s dedicated exposure to foreign small company stocks and stocks from emerging market countries boosted performance, this exposure hurt performance relative to the mostly large cap, developed country stocks that made up the MSCI EAFE Index during the six-month period.

Within the fixed income segment, the underlying portfolios with significant exposure to below-investment grade bonds contributed the most to absolute performance, even with a retreat in May and June. The Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Western Asset Management Strategic Bond Opportunities Portfolio all posted better returns than the market indices for investment grade bonds. On a relative basis, the PIMCO Inflation Protected Bond Portfolio helped the most as Treasury Inflation Protected Securities (TIPS) surged in response to increasing inflation concerns due in part to political upheaval in the Middle East, the earthquake in Japan, and the budget crunch in Greece. The Met/Templeton International Bond Portfolio contributed to performance from both an absolute and relative basis due to the weaker dollar as well as the manager’s focus away from most of the troubled European peripheral countries such as Italy, Portugal, Greece, and Ireland. Although the PIMCO Total Return Portfolio only narrowly beat the broad fixed income benchmark component, its large allocation made it a major contributor to relative returns. The Portfolio’s exposure to emerging markets bonds and strong security selection offset its short duration exposure which detracted from performance.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	12.2
BlackRock Bond Income Portfolio (Class A)	6.0
Harris Oakmark International Portfolio (Class A)	5.0
MFS® Research International Portfolio (Class A)	5.0
MFS® Value Portfolio (Class A)	5.0
Davis Venture Value Portfolio (Class A)	4.9
Western Asset Management U.S. Government Portfolio (Class A)	4.1
Invesco Small Cap Growth Portfolio (Class A)	4.0
Van Kampen Comstock Portfolio (Class A)	4.0
T. Rowe Price Large Cap Value Portfolio (Class A)	3.9

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

MetLife Balanced Strategy Portfolio managed by
MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
MetLife Balanced Strategy Portfolio—Class A	5.12%	22.92%	3.83%	5.23%
Class B	5.05%	22.51%	3.58%	4.80%
Dow Jones Moderate Index[1]	4.40%	20.74%	5.36%	6.51%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.39%	$1,000.00	$1,051.20	$1.96
Hypothetical*	0.39%	1,000.00	1,022.88	1.93

Class B(a)
Actual	0.64%	$1,000.00	$1,050.50	$3.23
Hypothetical*	0.64%	1,000.00	1,021.64	3.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Company—100.0%
Artio International Stock Portfolio (Class A) (b)	10,606,878	$106,280,917
BlackRock Bond Income Portfolio (Class A) (b)	5,962,273	634,982,048
BlackRock High Yield Portfolio (Class A) (a)	12,433,713	105,437,888
BlackRock Large Cap Value Portfolio (Class A) (b)	29,038,068	327,259,031
BlackRock Legacy Large Cap Growth Portfolio (Class A) (b)	7,201,409	201,783,469
Clarion Global Real Estate Portfolio (Class A) (a)	20,443,846	214,864,817
Davis Venture Value Portfolio (Class A) (b)	16,204,811	513,692,501
Goldman Sachs Mid Cap Value Portfolio (Class A) (a)	15,712,583	212,591,243
Harris Oakmark International Portfolio (Class A) (a)	36,506,038	526,052,005
Invesco Small Cap Growth Portfolio (Class A)* (a)	26,325,082	419,358,560
Janus Forty Portfolio (Class A) (a)	3,025,872	212,476,718
Jennison Growth Portfolio (Class A) (b)	16,790,137	218,943,392
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A) (a)	25,494,918	216,961,753
Lord Abbett Bond Debenture Portfolio (Class A) (a)	8,364,420	107,064,577
Met/Artisan Mid Cap Value Portfolio (Class A) (b)	560,829	104,117,923
Met/Dimensional International Small Company Portfolio (Class A) (b)	12,643,478	205,962,257
Met/Eaton Vance Floating Rate Portfolio (Class A) (a)	20,443,518	210,568,235
Met/Franklin Low Duration Total Return Portfolio (Class A)* (a)	21,007,544	209,865,369
Met/Templeton International Bond Portfolio (Class A) (a)	25,928,093	317,359,854
MFS® Emerging Markets Equity Portfolio (Class A) (a)	8,882,774	102,240,725
MFS® Research International Portfolio (Class A) (a)	48,867,026	525,809,195
MFS® Value Portfolio (Class A) (b)	40,838,621	523,959,510
Morgan Stanley Mid Cap Growth Portfolio. (Class A) (a)	523,739	6,782,415
Neuberger Berman Genesis Portfolio (Class A) (b)	16,566,535	209,069,671

Security Description	Shares	Value

PIMCO Inflation Protected Bond Portfolio (Class A) (a)	28,551,823	$321,208,004
PIMCO Total Return Portfolio (Class A) (a)	105,780,666	1,278,888,257
Pioneer Fund Portfolio (Class A) (a)	7,010,504	102,493,576
Rainier Large Cap Equity Portfolio (Class A) (a)	24,836,207	210,362,669
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	13,002,017	205,691,910
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	18,386,769	413,334,568
T. Rowe Price Mid Cap Growth Portfolio (Class A)* (a)	19,398,609	201,163,575
Third Avenue Small Cap Value Portfolio (Class A) (a)	13,312,385	203,546,372
Van Eck Global Natural Resources Portfolio (Class A) (b)	12,098,214	199,620,538
Van Kampen Comstock Portfolio (Class A) (a)	41,580,765	415,391,842
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	8,310,358	105,375,346
Western Asset Management U.S. Government Portfolio (Class A) (b)	36,140,937	426,824,465

Total Mutual Funds (Cost $9,581,813,327)		10,517,385,195

Total Investments—100.0% (Cost $9,581,813,328#)		10,517,385,195

Other assets and liabilities (net)—0.0%		(2,624,360)

Net Assets—100.0%		$10,514,760,835

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $9,581,813,328. The aggregate unrealized appreciation and depreciation of investments were $960,381,738 and $(24,809,871), respectively, resulting in a net unrealized appreciation of $935,571,867 for federal income tax purposes.
(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$10,517,385,195	$—	$—	$10,517,385,195
Total Investments	$10,517,385,195	$—	$—	$10,517,385,195

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$10,517,385,195
Receivable for shares sold	4,330,326

Total assets	10,521,715,521

Liabilities
Due to Adviser	1,370
Payables for:
Investments purchased	1,440,300
Shares redeemed	2,890,025
Accrued Expenses:
Management fees	455,682
Distribution and service fees - Class B	2,123,782
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	17,079

Total liabilities	6,954,686

Net Assets	$10,514,760,835

Net Assets Represented by
Paid in surplus	$10,148,154,501
Accumulated net realized loss	(739,043,181)
Unrealized appreciation on investments	935,571,867
Undistributed net investment income	170,077,648

Net Assets	$10,514,760,835
Net Assets
Class A	$2,604,982
Class B	10,512,155,853
Capital Shares Outstanding*
Class A	241,596
Class B	978,645,463
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.78
Class B	10.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $9,581,813,328.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$185,345,722

Total investment income	185,345,722

Expenses
Management fees	2,682,419
Administration fees	11,901
Deferred expense reimbursement	8,216
Custodian and accounting fees	12,298
Distribution and service fees - Class B	12,479,148
Audit and tax services	9,750
Legal	20,966
Trustees’ fees and expenses	15,868
Miscellaneous	7,011

Net expenses	15,247,577

Net investment income	170,098,145

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	302,878,151
Capital gain distributions from Underlying Portfolios	101,989,158

Net realized gain on investments and capital gain distributions from Underlying Portfolios	404,867,309

Net change in unrealized depreciation on investments	(95,229,338)

Net realized and unrealized gain on investments	309,637,971

Net Increase in Net Assets from Operations	$479,736,116

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase in Net Assets:
Operations
Net investment income	$170,098,145	$136,877,349
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	404,867,309	(53,001,247)
Net change in unrealized appreciation (depreciation) on investments	(95,229,338)	955,242,062

Net increase in net assets resulting from operations	479,736,116	1,039,118,164

Distributions to Shareholders
From net investment income
Class A	(43,737)	(40,007)
Class B	(156,392,220)	(160,875,717)

Net decrease in net assets resulting from distributions	(156,435,957)	(160,915,724)

Net increase in net assets from capital share transactions	936,917,632	1,325,294,687

Net Increase in Net Assets	1,260,217,791	2,203,497,127
Net assets at beginning of period	9,254,543,044	7,051,045,917

Net assets at end of period	$10,514,760,835	$9,254,543,044

Undistributed net investment income at end of period	$170,077,648	$156,415,460

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	10,542	$112,157	73,021	$704,686
Reinvestments	4,049	43,737	4,095	40,007
Redemptions	(6,997)	(75,029)	(30,388)	(293,578)

Net increase	7,594	$80,865	46,728	$451,115

Class B
Sales	102,543,450	$1,095,660,213	172,821,795	$1,667,855,982
Reinvestments	14,521,097	156,392,220	16,500,074	160,875,717
Redemptions	(29,585,274)	(315,215,666)	(53,482,306)	(503,888,127)

Net increase	87,479,273	$936,836,767	135,839,563	$1,324,843,572

Increase derived from capital shares transactions		$936,917,632		$1,325,294,687

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.43		$9.37	$7.28	$12.15	$12.17	$10.92

Income (Loss) from Investment Operations
Net Investment Income(a)	0.19		0.18	0.29	0.17	0.15	0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.34		1.10	1.80	(3.83)	0.47	1.03

Total From Investment Operations	0.53		1.28	2.09	(3.66)	0.62	1.34

Less Distributions
Distributions from Net Investment Income	(0.18)		(0.22)	—	(0.53)	(0.24)	(0.02)
Distributions from Net Realized Capital Gains	—		—	—	(0.68)	(0.40)	(0.07)

Total Distributions	(0.18)		(0.22)	—	(1.21)	(0.64)	(0.09)

Net Asset Value, End of Period	$10.78		$10.43	$9.37	$7.28	$12.15	$12.17

Total Return (%)	5.12		13.85	28.71	(31.75)	5.16	12.35

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.06	*	0.06	0.06	0.06	0.06	0.08 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.06	*	0.06	0.06	0.06	0.06	0.08
Ratio of Net Investment Income to Average Net Assets (%)(f)	3.62	*	1.88	3.72	1.75	1.22	2.74
Portfolio Turnover Rate (%)	21.3		13.0	28.3	23.4	17.0	20.7
Net Assets, End of Period (in millions)	$2.6		$2.4	$1.8	$1.7	$1.1	$0.7

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.38		$9.33	$7.27	$12.12	$12.15	$10.92

Income (Loss) from Investment Operations
Net Investment Income(a)	0.18		0.17	0.21	0.19	0.13	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.34		1.08	1.85	(3.87)	0.46	1.04

Total From Investment Operations	0.52		1.25	2.06	(3.68)	0.59	1.30

Less Distributions
Distributions from Net Investment Income	(0.16)		(0.20)	—	(0.49)	(0.22)	(0.00)+
Distributions from Net Realized Capital Gains	—		—	—	(0.68)	(0.40)	(0.07)

Total Distributions	(0.16)		(0.20)	—	(1.17)	(0.62)	(0.07)

Net Asset Value, End of Period	$10.74		$10.38	$9.33	$7.27	$12.12	$12.15

Total Return (%)	5.05		13.58	28.34	(31.93)	4.88	11.98

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.31	*	0.31	0.31	0.31	0.31	0.33 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.31	*	0.31	0.31	0.31	0.31	0.33
Ratio of Net Investment Income to Average Net Assets (%)(f)	3.41	*	1.75	2.59	1.94	1.05	2.31
Portfolio Turnover Rate (%)	21.3		13.0	28.3	23.4	17.0	20.7
Net Assets, End of Period (in millions)	$10,512.2		$9,252.1	$7,049.3	$4,841.9	$6,743.6	$5,167.2

*	Annualized
+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes the effect of deferred expense reimbursement.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$2,682,419	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - On November 7, 2008, the Strategic Growth and Income Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Growth and Income Portfolio. The Expense Limitation Agreement with respect to the Strategic Growth and Income Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Growth and Income Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Growth and Income Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $280,240 from the Strategic Growth and Income Portfolio. Such amount was a contractual obligation of the Strategic Growth and Income Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Growth and Income Portfolio. Any reimbursement of the Adviser owed by the Strategic Growth and Income Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Growth and Income Portfolio paid by the Adviser expires on December 31, 2013.

As of June 30, 2011, there were no expenses deferred in 2011 and $8,216 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2006 and 2007, which were recovered during the six months ended June 30, 2011 was $3,795 and $312, respectively. As of June 30, 2011, there was $239,155 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the six months ended June 30, 2011 are shown as Deferred expense reimbursement in the Statement of Operations.

Expenses Deferred in
2006	2007	2008	2009	2010	2011
Subject to repayment until December 31,
2011	2012	2013	2014	2015	2016

$—	$127,497	$115,766	$—	$—	$—

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B

11

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$3,211,012,545	$—	$2,158,190,151

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

12

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Artio International Stock	27,967,017	2,669,647	(20,029,786)	10,606,878

BlackRock Bond Income	1,616,190	4,380,159	(34,076)	5,962,273

BlackRock High Yield	21,451,731	3,237,284	(12,255,302)	12,433,713

BlackRock Large Cap Value	53,581,535	4,755,115	(29,298,582)	29,038,068

BlackRock Legacy Large Cap Growth	—	7,245,813	(44,404)	7,201,409

Clarion Global Real Estate	18,309,619	2,345,468	(211,241)	20,443,846

Davis Venture Value	14,696,605	1,605,613	(97,407)	16,204,811

Goldman Sachs Mid Cap Value*	14,889,289	1,320,808	(497,514)	15,712,583

Harris Oakmark International	27,533,824	9,244,525	(272,311)	36,506,038

Invesco AIM Small Cap Growth*	20,756,847	6,046,056	(477,821)	26,325,082

Janus Forty	3,929,111	398,815	(1,302,054)	3,025,872

Jennison Growth	30,847,710	2,472,852	(16,530,425)	16,790,137

Lazard Mid Cap	8,423,867	646,867	(9,070,734)	—

Legg Mason ClearBridge Aggressive Growth	26,278,270	2,059,434	(2,842,786)	25,494,918

Lord Abbett Bond Debenture	21,446,534	3,091,112	(16,173,226)	8,364,420

Met/Artisan Mid Cap Value	549,645	50,231	(39,047)	560,829

Met/Dimensional International Small Company*	11,855,269	1,665,571	(877,362)	12,643,478

Met/Eaton Vance Floating Rate*	17,385,230	3,176,304	(118,016)	20,443,518

Met/Franklin Low Duration Total Return*	—	21,129,300	(121,756)	21,007,544

Met/Templeton International Bond*	14,602,739	11,474,932	(149,578)	25,928,093

MFS® Emerging Markets Equity	8,484,266	841,581	(443,073)	8,882,774

MFS® Research International	37,546,861	11,713,748	(393,583)	48,867,026

MFS® Value	37,190,633	3,888,877	(240,889)	40,838,621

Morgan Stanley Mid Cap Growth	—	620,633	(96,894)	523,739

Neuberger Berman Genesis	8,451,799	8,231,335	(116,599)	16,566,535

PIMCO Inflation Protected Bond	23,334,424	5,379,954	(162,555)	28,551,823

PIMCO Total Return	112,944,392	19,574,322	(26,738,048)	105,780,666

Pioneer Fund	—	7,053,198	(42,694)	7,010,504

Rainier Large Cap Equity	46,265,783	3,809,783	(25,239,359)	24,836,207

T. Rowe Price Large Cap Growth	—	13,081,539	(79,522)	13,002,017

T. Rowe Price Large Cap Value	12,734,850	5,767,794	(115,875)	18,386,769

T. Rowe Price Mid Cap Growth	19,812,105	1,797,247	(2,210,743)	19,398,609

Third Avenue Small Cap Value	12,981,088	1,231,187	(899,890)	13,312,385

Turner Mid Cap Growth	7,332,050	461,774	(7,793,824)	—

Van Eck Global Natural Resources	5,928,062	6,651,006	(480,854)	12,098,214

13

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Van Kampen Comstock	29,204,864	12,648,392	(272,491)	41,580,765

Western Asset Management Strategic Bond Opportunities	—	8,358,106	(47,748)	8,310,358

Western Asset Management U.S. Government	35,709,352	6,339,800	(5,908,215)	36,140,937

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

Artio International Stock	$1,604,276	$—	$4,962,154	$106,280,917

BlackRock Bond Income	351,265	—	7,659,235	634,982,048

BlackRock High Yield	3,782,893	—	13,260,960	105,437,888

BlackRock Large Cap Value	111,179,854	—	6,799,086	327,259,031

BlackRock Legacy Large Cap Growth	(79,001)	—	—	201,783,469

Clarion Global Real Estate	(1,311,755)	—	7,996,770	214,864,817

Davis Venture Value	(93,050)	—	5,493,435	513,692,501

Goldman Sachs Mid Cap Value	372,323	—	1,312,961	212,591,243

Harris Oakmark International	(1,336,624)	—	107,187	526,052,005

Invesco AIM Small Cap Growth	1,115,733	—	—	419,358,560

Janus Forty	28,397,441	—	5,135,218	212,476,718

Jennison Growth	38,116,117	—	1,118,066	218,943,392

Lazard Mid Cap	27,628,654	—	938,867	—

Legg Mason ClearBridge Aggressive Growth	1,517,625	—	232,988	216,961,753

Lord Abbett Bond Debenture	18,454,497	—	18,441,221	107,064,577

Met/Artisan Mid Cap Value	2,176,452	—	990,315	104,117,923

Met/Dimensional International Small Company	6,173,832	7,379,317	4,315,970	205,962,257

Met/Eaton Vance Floating Rate	36,222	512,785	3,951,251	210,568,235

Met/Franklin Low Duration Total Return	(1,176)	—	—	209,865,369

Met/Templeton International Bond	328,781	260,049	14,415,972	317,359,854

MFS® Emerging Markets Equity	2,677,917	—	1,551,088	102,240,725

MFS® Research International	(1,392,399)	—	8,385,191	525,809,195

MFS® Value	911,494	—	7,740,604	523,959,510

Morgan Stanley Mid Cap Growth	(63,595)	—	—	6,782,415

Neuberger Berman Genesis	201,716	—	797,795	209,069,671

PIMCO Inflation Protected Bond	174,021	14,066,180	5,475,974	321,208,004

PIMCO Total Return	10,791,357	47,559,233	44,208,489	1,278,888,257

Pioneer Fund	(31,477)	—	—	102,493,576

14

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

Rainier Large Cap Equity	$2,453,994	$—	$2,315,264	$210,362,669

T. Rowe Price Large Cap Growth	(68,475)	—	—	205,691,910

T. Rowe Price Large Cap Value	(855,059)	—	2,519,831	413,334,568

T. Rowe Price Mid Cap Growth	4,514,604	5,273,152	—	201,163,575

Third Avenue Small Cap Value	(84,106)	—	2,609,175	203,546,372

Turner Mid Cap Growth	43,287,072	—	—	—

Van Eck Global Natural Resources	3,996,378	10,406,451	1,424,658	199,620,538

Van Kampen Comstock	(448,523)	—	3,982,773	415,391,842

Western Asset Management Strategic Bond Opportunities	4,729	—	—	105,375,346

Western Asset Management U.S. Government	(1,605,856)	16,531,991	7,203,224	426,824,465

	$302,878,151	$101,989,158	$185,345,722	$10,517,385,195

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$160,915,724	$—	$—	$—	$160,915,724	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$156,431,762	$—	$793,183,825	$(906,293,110)	$43,322,477

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total

$849,089,336	$57,203,774	$906,293,110

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MetLife Balanced Strategy Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the MetLife Defensive Strategy Portfolio returned 4.25% and 4.23%, respectively, compared to the 3.87% return of its benchmark, the Dow Jones Moderately Conservative Index1.

Market Environment/Conditions

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid stocks continue to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

Portfolio Review/Current Positioning

The MetLife Defensive Strategy Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 65% to fixed income and 35% to equities. Consistent with the capital markets, the Portfolio’s performance over the first six months of 2011 was a tale of two distinct periods. The first four months were a continuation of the market trends from 2010 in which the Portfolio was rewarded for its assumption of credit risk in the fixed income sleeve and for holding mid and small cap stocks. During the last two months of the period, these asset classes underperformed safer asset classes (such as Treasury securities and large cap stocks) in response to increasing concerns about the economy.

Within the fixed income segment, the bond portfolios with significant exposure to below-investment grade bonds contributed the most to absolute performance, even with a retreat in May and June. The Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Western Asset Management Strategic Bond Opportunities Portfolio all posted better returns than the market indices for investment grade bonds. On a relative basis, the PIMCO Inflation Protected Bond Portfolio helped the most as Treasury Inflation Protected Securities (TIPS) surged in response to increasing inflation concerns due in part to political upheaval in the Middle East, the earthquake in Japan, and the budget crunch in Greece. The Met/Templeton International Bond Portfolio contributed to performance from both an absolute and relative basis due to the weaker dollar as well as the manager’s focus away from most of the troubled European peripheral countries such as Italy, Portugal, Greece, and Ireland. Although the PIMCO Total Return Portfolio only narrowly beat the broad fixed income benchmark component, its large allocation made it a major contributor to relative returns. The Portfolio’s exposure to emerging markets bonds and strong security selection offset its short duration exposure which detracted from performance.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Invesco Small Cap Growth Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—was among the biggest contributors to relative performance due to strong security selection in the Consumer Discretionary sector (CBS Corp. and DISH Network Corp.) and the Health Care sector (Biogen Idec, Inc. and Humana, Inc.). Invesco was helped by an underweight to the relatively weak Financial Services sector during the period. It was also helped by very good stock selection. In the Consumer sector it owned retailers Tractor Supply and Vitamin Shoppe, Inc., and snack food company Diamond Foods. Neuberger Berman’s sector weightings (an underweight in Financial Services and an overweight in Energy) helped its performance. The Neuberger portfolio also had good overall stock selection, especially in the in the gritty Industrials sector, where railroad parts manufacturer Wabtec and metal fabricator Chart Industries both outperformed the broad equity market.

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MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

Although still positive for the period, the Davis Venture Value Portfolio detracted from relative performance due in part to its holding of Sino-Forest Corp., a Chinese forest plantation operator which fell sharply in June. Within the core foreign equity funds, the MFS Research International Portfolio contributed the most to relative performance due to good stock selection within capital goods companies. They owned Australian mining company Iluka Resources, auto manufacturer BMW (Germany), and oil and gas equipment supplier JGC Corp. (Japan). In contrast, the Artio International Stock Portfolio detracted from relative performance due in part to its higher than index exposure to stocks in emerging market countries such as China and India. The returns of the two global sector portfolios were mixed, the Clarion Global Real Estate Portfolio helped, while the Van Eck Global Natural Resources Portfolio, last year’s single best performing portfolio, lagged the broad global equity indices due to its inclusion of economically sensitive industrial materials stocks among the mostly strong performance of energy related stocks.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	22.1
BlackRock Bond Income Portfolio (Class A)	11.1
Western Asset Management U.S. Government Portfolio (Class A)	10.1
PIMCO Inflation Protected Bond Portfolio (Class A)	8.1
Met/Franklin Low Duration Total Return Portfolio (Class A)	4.0
MFS® Value Portfolio (Class A)	4.0
Met/Templeton International Bond Portfolio (Class A)	3.0
MFS® Research International Portfolio (Class A)	3.0
Van Kampen Comstock Portfolio (Class A)	3.0
T. Rowe Price Large Cap Value Portfolio (Class A)	2.9

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MetLife Defensive Strategy Portfolio

MetLife Defensive Strategy Portfolio managed by MetLife Advisers, LLC vs. Dow Jones Moderately Conservative Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
MetLife Defensive Strategy Portfolio—Class A	4.25%	14.56%	5.30%	5.56%
Class B	4.23%	14.38%	5.05%	4.88%
Dow Jones Moderately Conservative Index[1]	3.87%	15.08%	5.51%	5.74%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 40% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)(b)
Actual	0.36%	$1,000.00	$1,042.50	$1.82
Hypothetical*	0.36%	1,000.00	1,023.01	1.80

Class B(a)(b)
Actual	0.61%	$1,000.00	$1,042.30	$3.09
Hypothetical*	0.61%	1,000.00	1,021.77	3.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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MetLife Defensive Strategy Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio (Class A) (b)	2,623,865	$26,291,125
BlackRock Bond Income Portfolio (Class A) (b)	2,761,918	294,144,302
BlackRock High Yield Portfolio (Class A) (a)	6,224,119	52,780,526
BlackRock Large Cap Value Portfolio (Class A) (b)	4,872,139	54,909,010
BlackRock Legacy Large Cap Growth Portfolio (Class A) (b)	1,823,204	51,086,167
Clarion Global Real Estate Portfolio (Class A) (a)	2,577,829	27,092,984
Davis Venture Value Portfolio (Class A) (b)	1,646,774	52,202,729
Goldman Sachs Mid Cap Value Portfolio (Class A) (a)	1,980,823	26,800,534
Harris Oakmark International Portfolio (Class A) (a)	3,703,133	53,362,146
Invesco Small Cap Growth Portfolio (Class A)* (a)	1,671,726	26,630,587
Lord Abbett Bond Debenture Portfolio (Class A) (a)	2,122,850	27,172,482
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	141,469	26,263,712
Met/Eaton Vance Floating Rate Portfolio (Class A)* (a)	5,151,342	53,058,820
Met/Franklin Low Duration Total Return Portfolio (Class A)* (a)	10,613,479	106,028,659
Met/Templeton International Bond Portfolio (Class A) (a)	6,537,495	80,018,941
MFS® Research International Portfolio (Class A) (a)	7,369,236	79,292,984
MFS® Value Portfolio (Class A) (b)	8,241,965	105,744,405
Neuberger Berman Genesis Portfolio (Class A) (b)	4,185,661	52,823,044
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	19,185,831	215,840,603
PIMCO Total Return Portfolio (Class A) (a)	48,737,026	589,230,640
Pioneer Fund Portfolio (Class A) (a)	5,321,673	77,802,862
Rainier Large Cap Equity Portfolio (Class A) (a)	3,125,231	26,470,704
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	1,645,391	26,030,083
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	3,476,570	78,153,288

Security Description	Shares	Value

Affiliated Investment Companies—(Continued)
Third Avenue Small Cap Value Portfolio (Class A) (a)	1,680,888	$25,700,778
Van Eck Global Natural Resources Portfolio (Class A) (b)	1,531,686	25,272,824
Van Kampen Comstock Portfolio (Class A) (a)	7,924,432	79,165,078
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	4,197,454	53,223,717
Western Asset Management U.S. Government Portfolio (Class A) (b)	22,724,929	268,381,416

Total Mutual Funds (Cost $2,463,553,096)		2,660,975,150

Total Investments—100.0% (Cost $2,463,553,096#)		2,660,975,150

Other assets and liabilities (net)—0.0%		(719,876)

Net Assets—100.0%		$2,660,255,274

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $2,463,553,096. The aggregate unrealized appreciation and depreciation of investments were $203,216,953 and $(5,794,899), respectively, resulting in a net unrealized appreciation of $197,422,054 for federal income tax purposes.
(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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MetLife Defensive Strategy Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio's investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,660,975,150	$—	$—	$2,660,975,150
Total Investments	$2,660,975,150	$—	$—	$2,660,975,150

See accompanying notes to financial statements.

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MetLife Defensive Strategy Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$2,660,975,150
Receivable for shares sold	2,216,629

Total assets	2,663,191,779

Liabilities
Payables for:
Investments purchased	1,476,872
Shares redeemed	739,757
Accrued Expenses:
Management fees	137,636
Distribution and service fees - Class B	534,054
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	21,738

Total liabilities	2,936,505

Net Assets	$2,660,255,274

Net Assets Represented by
Paid in surplus	$2,408,621,066
Accumulated net realized loss	(1,119,971)
Unrealized appreciation on investments	197,422,054
Undistributed net investment income	55,332,125

Net Assets	$2,660,255,274
Net Assets
Class A	$71,961
Class B	2,660,183,313
Capital Shares Outstanding*
Class A	6,498
Class B	241,483,367
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.07
Class B	11.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,463,553,096.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$59,388,612

Total investment income	59,388,612

Expenses
Management fees	816,044
Administration fees	11,901
Custodian and accounting fees	12,298
Distribution and service fees - Class B	3,150,337
Audit and tax services	9,750
Legal	20,801
Trustees’ fees and expenses	15,868
Miscellaneous	3,052

Total expenses	4,040,051

Net investment income	55,348,561

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	105,361,436
Capital gain distributions from Underlying Portfolios	41,260,030

Net realized gain on investments and capital gain distributions from Underlying Portfolios	146,621,466

Net change in unrealized depreciation on investments	(97,361,343)

Net realized and unrealized gain on investments	49,260,123

Net Increase in Net Assets from Operations	$104,608,684

See accompanying notes to financial statements.

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MetLife Defensive Strategy Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$55,348,561	$50,513,998
Net realized gain on investments and capital gain distributions from Underlying Portfolios	146,621,466	46,017,688
Net change in unrealized appreciation (depreciation) on investments	(97,361,343)	145,008,959

Net increase in net assets resulting from operations	104,608,684	241,540,645

Distributions to Shareholders
From net investment income
Class A	(1,794)	(2,077)
Class B	(58,355,149)	(67,872,917)

Net decrease in net assets resulting from distributions	(58,356,943)	(67,874,994)

Net increase in net assets from capital share transactions	67,053,134	468,859,870

Net Increase in Net Assets	113,304,875	642,525,521
Net assets at beginning of period	2,546,950,399	1,904,424,878

Net assets at end of period	$2,660,255,274	$2,546,950,399

Undistributed net investment income at end of period	$55,332,125	$58,340,507

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	4	$44	1,277	$13,626
Reinvestments	163	1,794	201	2,077
Redemptions	(75)	(828)	(719)	(7,526)

Net increase	92	$1,010	759	$8,177

Class B
Sales	29,088,738	$319,910,589	81,497,575	$832,213,029
Reinvestments	5,309,840	58,355,149	6,608,853	67,872,917
Redemptions	(28,293,986)	(311,213,614)	(41,456,008)	(431,234,253)

Net increase	6,104,592	$67,052,124	46,650,420	$468,851,693

Increase derived from capital shares transactions		$67,053,134		$468,859,870

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.89		$10.14	$8.68	$11.28	$11.10	$10.29

Income (Loss) from Investment Operations
Net Investment Income(a)	0.26		0.29	0.50	0.27	0.23	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.20		0.83	1.41	(2.51)	0.46	0.55

Total From Investment Operations	0.46		1.12	1.91	(2.24)	0.69	0.91

Less Distributions
Distributions from Net Investment Income	(0.28)		(0.37)	(0.29)	(0.16)	(0.25)	(0.02)
Distributions from Net Realized Capital Gains	—		—	(0.16)	(0.20)	(0.26)	(0.08)

Total Distributions	(0.28)		(0.37)	(0.45)	(0.36)	(0.51)	(0.10)

Net Asset Value, End of Period	$11.07		$10.89	$10.14	$8.68	$11.28	$11.10

Total Return (%)	4.25		11.25	23.24	(20.48)	6.20	9.01

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(b)	0.07	*	0.08	0.10	0.09	0.09	0.12
Ratio of Net Expenses to Average Net Assets (%)(c)(d)	0.07	*	0.08	0.10	0.09	0.09	0.11
Ratio of Net Investment Income to Average Net Assets (%)(e)	4.69	*	2.75	5.53	2.74	2.05	3.44
Portfolio Turnover Rate (%)	26.7		18.7	28.1	29.5	39.2	35.3
Net Assets, End of Period (in millions)	$0.1		$0.1	$0.1	$— ++	$— ++	$— ++

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.82		$10.09	$8.65	$11.25	$11.09	$10.29

Income (Loss) from Investment Operations
Net Investment Income(a)	0.24		0.24	0.37	0.29	0.19	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.22		0.84	1.51	(2.55)	0.46	0.59

Total From Investment Operations	0.46		1.08	1.88	(2.26)	0.65	0.88

Less Distributions
Distributions from Net Investment Income	(0.26)		(0.35)	(0.28)	(0.14)	(0.23)	(0.00)+
Distributions from Net Realized Capital Gains	—		—	(0.16)	(0.20)	(0.26)	(0.08)

Total Distributions	(0.26)		(0.35)	(0.44)	(0.34)	(0.49)	(0.08)

Net Asset Value, End of Period	$11.02		$10.82	$10.09	$8.65	$11.25	$11.09

Total Return (%)	4.23		10.90	22.91	(20.65)	5.92	8.63

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(b)	0.32	*	0.33	0.35	0.35	0.36	0.39
Ratio of Net Expenses to Average Net Assets (%)(c)(d)	0.32	*	0.33	0.35	0.35	0.35	0.35
Ratio of Net Investment Income to Average Net Assets (%)(e)	4.39	*	2.29	3.99	2.93	1.72	2.79
Portfolio Turnover Rate (%)	26.7		18.7	28.1	29.5	39.2	35.3
Net Assets, End of Period (in millions)	$2,660.2		$2,546.9	$1,904.4	$1,143.4	$809.5	$541.5

*	Annualized.
+	Distributions from net investment income were less than $0.01.
++	Net Assets less than 1/10 of $1 million.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Defensive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$816,044	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.10%	0.35%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating

11

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$789,507,788	$—	$684,198,247

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Artio International Stock	5,208,437	306,522	(2,891,094)	2,623,865

BlackRock Bond Income	1,593,282	1,271,197	(102,561)	2,761,918

BlackRock High Yield	5,954,809	775,755	(506,445)	6,224,119

BlackRock Large Cap Value	10,105,722	509,357	(5,742,940)	4,872,139

BlackRock Legacy Large Cap Growth	—	1,827,177	(3,973)	1,823,204

Clarion Global Real Estate	2,592,182	260,419	(274,772)	2,577,829

Davis Venture Value	2,497,839	148,598	(999,663)	1,646,774

Goldman Sachs Mid Cap Value	2,120,742	138,136	(278,055)	1,980,823

Harris Oakmark International	3,833,039	237,834	(367,740)	3,703,133

12

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Invesco Small Cap Growth	1,964,748	108,759	(401,781)	1,671,726

Jennison Growth	6,582,715	150,457	(6,733,172)	—

Lazard Mid Cap	2,369,888	65,918	(2,435,806)	—

Lord Abbett Bond Debenture	11,890,231	1,054,846	(10,822,227)	2,122,850

Met/Artisan Mid Cap Value	153,553	10,454	(22,538)	141,469

Met/Eaton Vance Floating Rate	7,240,669	572,977	(2,662,304)	5,151,342

Met/Franklin Low Duration Total Return	—	10,636,129	(22,650)	10,613,479

Met/Templeton International Bond	4,061,075	2,728,973	(252,553)	6,537,495

MFS® Research International	5,258,971	2,548,277	(438,012)	7,369,236

MFS® Value	8,413,823	646,889	(818,747)	8,241,965

Neuberger Berman Genesis	2,378,220	2,001,846	(194,405)	4,185,661

PIMCO Inflation Protected Bond	19,695,264	2,710,706	(3,220,139)	19,185,831

PIMCO Total Return	47,763,597	6,380,799	(5,407,370)	48,737,026

Pioneer Fund	—	5,333,249	(11,576)	5,321,673

Rainier Large Cap Equity	6,592,008	300,649	(3,767,426)	3,125,231

T. Rowe Price Large Cap Growth	—	1,648,965	(3,574)	1,645,391

T. Rowe Price Large Cap Value	2,405,409	1,225,402	(154,241)	3,476,570

Third Avenue Small Cap Value	1,840,522	131,347	(290,981)	1,680,888

Van Eck Global Natural Resources	1,687,397	269,566	(425,277)	1,531,686

Van Kampen Comstock	8,218,040	608,052	(901,660)	7,924,432

Western Asset Management Strategic Bond Opportunities	—	4,206,346	(8,892)	4,197,454

Western Asset Management U.S. Government	24,174,615	2,975,824	(4,425,510)	22,724,929

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

Artio International Stock	$3,454,318	$—	$832,619	$26,291,125

BlackRock Bond Income	1,174,177	—	6,689,066	294,144,302

BlackRock High Yield	653,142	—	3,324,823	52,780,526

BlackRock Large Cap Value	21,241,306	—	1,159,006	54,909,010

BlackRock Legacy Large Cap Growth	(2,648)	—	—	51,086,167

Clarion Global Real Estate	1,080,780	—	1,020,252	27,092,984

Davis Venture Value	8,744,784	—	842,391	52,202,729

Goldman Sachs Mid Cap Value	1,638,257	—	163,297	26,800,534

Harris Oakmark International	912,924	—	13,307	53,362,146

Invesco Small Cap Growth	2,634,829	—	—	26,630,587

Jennison Growth	16,583,851	—	215,025	—

13

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

Lazard Mid Cap	$10,655,880	$—	$232,937	$—

Lord Abbett Bond Debenture	20,762,369	—	9,221,918	27,172,482

Met/Artisan Mid Cap Value	1,591,854	—	249,958	26,263,712

Met/Eaton Vance Floating Rate	902,417	192,771	1,485,390	53,058,820

Met/Franklin Low Duration Total Return	34	—	—	106,028,659

Met/Templeton International Bond	637,829	65,338	3,622,056	80,018,941

MFS® Research International	(611,811)	—	1,039,026	79,292,984

MFS® Value	3,353,145	—	1,581,077	105,744,405

Neuberger Berman Genesis	287,116	—	199,013	52,823,044

PIMCO Inflation Protected Bond	(14,732)	10,624,654	4,136,185	215,840,603

PIMCO Total Return	(1,194,504)	17,911,544	16,649,602	589,230,640

Pioneer Fund	(3,549)	—	—	77,802,862

Rainier Large Cap Equity	6,092,771	—	293,733	26,470,704

T. Rowe Price Large Cap Growth	(1,106)	—	—	26,030,083

T. Rowe Price Large Cap Value	1,192,315	—	428,190	78,153,288

Third Avenue Small Cap Value	1,462,209	—	325,921	25,700,778

Van Eck Global Natural Resources	3,464,580	2,601,419	356,138	25,272,824

Van Kampen Comstock	1,689,841	—	1,009,664	79,165,078

Western Asset Management Strategic Bond Opportunities	881	—	—	53,223,717

Western Asset Management U.S. Government	(3,021,823)	9,864,304	4,298,018	268,381,416

	$105,361,436	$41,260,030	$59,388,612	$2,660,975,150

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$67,874,994	$43,228,302	$—	$25,172,272	$67,874,994	$68,400,574

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$58,356,809	$—	$235,595,735	$(88,553,775)	$205,398,769

14

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$88,553,775	$88,553,775

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

15

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

16

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the MetLife Growth Strategy Portfolio returned 5.79% and 5.68%, respectively, compared to the 4.91% return of its benchmark, the Dow Jones Moderately Aggressive Index1.

Market Environment/Conditions

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid stocks continue to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

Portfolio Review/Current Positioning

The MetLife Growth Strategy Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 15% to fixed income and 85% to equities. Consistent with the capital markets, the Portfolio’s performance over the first six months of 2011 was a tale of two distinct periods. The first four months were a continuation of the broad trends from 2010 in which the Portfolio was rewarded for its assumption of credit risk in the fixed income sleeve and for holding mid and small cap stocks. During the last two months of the period, these asset classes underperformed safer asset classes (such as Treasury securities and large cap stocks) in response to increasing concerns about the economy.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Invesco Small Cap Growth Portfolio, and the Legg Mason ClearBridge Aggressive Growth Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—was among the biggest contributors to relative performance due to strong security selection in the Consumer Discretionary sector (CBS Corp. and DISH Network Corp.) and the Health Care sector (Biogen Idec, Inc. and Humana, Inc.). Invesco was helped by an underweight to the relatively weak Financial Services sector during the period. It was also helped by very good stock selection. In the Consumer sector it owned retailers Tractor Supply and Vitamin Shoppe, Inc., and snack food company Diamond Foods. Legg Mason ClearBridge’s performance benefited from its lack of any exposure to the weak Financial Services sector and good stock selection in the Health Care sector, where Biogen Idec, UnitedHealth Group, and Valeant Pharmaceutical were all up over 40% for the period and added significantly to both relative and absolute performance.

Although still positive for the period, the Davis Venture Value Portfolio detracted from relative performance due in part to its holding of Sino-Forest Corp., a Chinese forest plantation operator, which fell sharply in June. The Third Avenue Small Cap Value Portfolio also detracted from relative performance due to its relatively high cash position that ranged from 15% to 20% during a mostly positive period and weak stock selection in the Consumer Discretionary sector, where it owned Skyline Corporation, a manufacturer of mobile homes and recreation campers. The Janus Forty Portfolio also hurt relative performance due its sector weightings (an overweight in the Information Technology sector and an underweight in the Energy sector), as well as overall stock selection (the owned Cisco Systems and Google, both of which fell over 15% during the period).

Within the core foreign equity funds, the MFS Research International Portfolio contributed the most to relative performance due to good stock selection within capital goods companies. It owned Australian mining company Iluka Resources, Ltd., auto manufacturer BMW (Germany), and oil and gas equipment supplier JGC Corp. (Japan). In contrast, the Artio International Stock Portfolio detracted from relative performance due in part to its higher than index exposure

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MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

to stocks to emerging market countries such as China and India. The returns of the two global sector portfolios were mixed, the Clarion Global Real Estate Portfolio helped, while the Van Eck Global Natural Resources Portfolio, last year’s single best performing portfolio, lagged the broad global equity indices due to its inclusion of economically sensitive industrial materials stocks among the mostly strong performance of energy related stocks. In contrast to 2010 and 2009 when the Portfolio’s dedicated exposure to foreign small company stocks and stocks from emerging market countries boosted performance, this exposure hurt performance relative to the mostly large cap, developed country stocks that made up the MSCI EAFE Index during the six-month period.

Within the fixed income segment, the underlying portfolios with significant exposure to below-investment grade contributed the most to absolute performance, even with a retreat in May and June. The Lord Abbett Bond Debenture Portfolio and the BlackRock High Yield Portfolio both posted better returns than the market indices for investment grade bonds. On a relative basis, the PIMCO Inflation Protected Bond Portfolio helped the most as Treasury Inflation Protected Securities (TIPS) surged in response to increasing inflation concerns due in part to political upheaval in the Middle East, the earthquake in Japan, and the budget crunch in Greece. The Met/Templeton International Bond Portfolio contributed to performance from both an absolute and relative basis due to the weaker dollar as well as the manager’s focus away from most of the troubled European peripheral countries such as Italy, Portugal, Greece, and Ireland. Although the PIMCO Total Return Portfolio only narrowly beat the broad fixed income benchmark component, its large allocation made it a major contributor to relative returns. The Portfolio’s exposure to emerging markets bonds and strong security selection offset its short duration exposure which detracted from performance.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Harris Oakmark International Portfolio (Class A)	6.0
MFS® Value Portfolio (Class A)	6.0
T. Rowe Price Large Cap Value Portfolio (Class A)	5.9
PIMCO Total Return Portfolio (Class A)	5.1
MFS® Research International Portfolio (Class A)	5.1
Van Kampen Comstock Portfolio (Class A)	5.0
Davis Venture Value Portfolio (Class A)	4.9
Jennison Growth Portfolio (Class A)	4.1
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)	3.1
BlackRock Large Cap Value Portfolio (Class A)	3.1

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MetLife Growth Strategy Portfolio

MetLife Growth Strategy Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderately Aggressive Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
MetLife Growth Strategy Portfolio—Class A	5.79%	29.15%	2.87%	4.98%
Class B	5.68%	28.85%	2.62%	4.74%
Dow Jones Moderately Aggressive Index[1]	4.91%	26.74%	5.11%	7.12%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MetLife Growth Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.41%	$1,000.00	$1,057.90	$2.09
Hypothetical*	0.41%	1,000.00	1,022.76	2.06

Class B(a)
Actual	0.66%	$1,000.00	$1,056.80	$3.37
Hypothetical*	0.66%	1,000.00	1,021.52	3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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MetLife Growth Strategy Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio (Class A) (b)	15,283,165	$153,137,316
BlackRock Bond Income Portfolio (Class A) (b)	738,250	78,623,644
BlackRock Large Cap Value Portfolio (Class A) (b)	21,445,650	241,692,477
BlackRock Legacy Large Cap Growth Portfolio (Class A) (b)	8,038,141	225,228,698
Clarion Global Real Estate Portfolio (Class A) (a)	22,736,721	238,962,940
Davis Venture Value Portfolio (Class A) (b)	12,043,338	381,773,812
Dreman Small Cap Value Portfolio (Class A) (a)	9,903,721	148,357,741
Goldman Sachs Mid Cap Value Portfolio (Class A) (a)	5,977,657	80,877,698
Harris Oakmark International Portfolio (Class A) (a)	32,396,403	466,832,167
Invesco Small Cap Growth Portfolio (Class A)* (a)	14,853,852	236,621,856
Janus Forty Portfolio (Class A) (a)	3,314,606	232,751,655
Jennison Growth Portfolio (Class A) (b)	24,611,782	320,937,635
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A) (a)	28,630,615	243,646,534
Loomis Sayles Small Cap Growth Portfolio (Class A)* (b)	13,835,188	153,155,529
Lord Abbett Bond Debenture Portfolio (Class A) (a)	12,202,798	156,195,815
Met/Artisan Mid Cap Value Portfolio (Class A) (b)	831,651	154,395,987
Met/Dimensional International Small Company Portfolio (Class A) (b)	14,060,668	229,048,287
Met/Eaton Vance Floating Rate Portfolio (Class A)* (a)	15,166,198	156,211,835
Met/Templeton International Bond Portfolio (Class A) (a)	12,866,118	157,481,290
MFS® Emerging Markets Equity Portfolio (Class A) (a)	13,165,607	151,536,135
MFS® Research International Portfolio (Class A) (a)	36,642,467	394,272,943

Security Description	Shares	Value

Affiliated Investment Companies—(Continued)
MFS® Value Portfolio (Class A) (b)	36,338,223	$466,219,398
Morgan Stanley Mid Cap Growth Portfolio. (Class A) (a)	365,466	4,732,787
Neuberger Berman Genesis Portfolio (Class A) (b)	6,394,886	80,703,462
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	21,223,269	238,761,776
PIMCO Total Return Portfolio (Class A) (a)	32,645,326	394,681,986
Rainier Large Cap Equity Portfolio (Class A) (a)	27,507,474	232,988,306
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	14,514,556	229,620,282
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	20,429,377	459,252,404
T. Rowe Price Mid Cap Growth Portfolio (Class A)* (a)	14,413,499	149,467,980
Third Avenue Small Cap Value Portfolio (Class A) (a)	9,942,808	152,025,538
Turner Mid Cap Growth Portfolio (Class A)* (a)	10,233,441	154,013,285
Van Eck Global Natural Resources Portfolio (Class A) (b)	13,467,384	222,211,844
Van Kampen Comstock Portfolio (Class A) (a)	38,617,132	385,785,147

Total Mutual Funds (Cost $6,758,081,488)		7,772,206,189

Total Investments—100.0% (Cost $6,758,081,488#)		7,772,206,189

Other assets and liabilities (net)—0.0%		(1,956,067)

Net Assets—100.0%		$7,770,250,122

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $6,758,081,488. The aggregate unrealized appreciation and depreciation of investments were $1,054,621,598 and $(40,496,897), respectively, resulting in a net unrealized appreciation of $1,014,124,701 for federal income tax purposes.
(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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MetLife Growth Strategy Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$7,772,206,189	$—	$—	$7,772,206,189
Total Investments	$7,772,206,189	$—	$—	$7,772,206,189

See accompanying notes to financial statements.

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MetLife Growth Strategy Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$7,772,206,189
Receivable for investments sold	238,404
Receivable for shares sold	2,307,723

Total assets	7,774,752,316

Liabilities
Due to Adviser	1,223
Payables for:
Shares redeemed	2,546,128
Accrued Expenses:
Management fees	344,045
Distribution and service fees - Class B	1,565,545
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	18,805

Total liabilities	4,502,194

Net Assets	$7,770,250,122

Net Assets Represented by
Paid in surplus	$8,199,576,896
Accumulated net realized loss	(1,541,084,350)
Unrealized appreciation on investments	1,014,124,701
Undistributed net investment income	97,632,875

Net Assets	$7,770,250,122
Net Assets
Class A	$2,862,254
Class B	7,767,387,868
Capital Shares Outstanding*
Class A	260,398
Class B	709,361,103
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.99
Class B	10.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $6,758,081,488.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$109,518,035

Total investment income	109,518,035

Expenses
Management fees	2,118,946
Administration fees	11,901
Deferred expense reimbursement	7,336
Custodian and accounting fees	12,298
Distribution and service fees - Class B	9,661,412
Audit and tax services	9,750
Legal	20,966
Trustees’ fees and expenses	15,868
Miscellaneous	6,974

Total expenses	11,865,451

Net investment income	97,652,584

Net Realized and Unrealized Gain on Investments
Net realized gain on:
Investments	140,601,736
Capital gain distributions from Underlying Portfolios	56,454,968

Net realized gain on investments and capital gain distributions from Underlying Portfolios	197,056,704

Net change in unrealized appreciation on investments	131,092,427

Net realized and unrealized gain on investments	328,149,131

Net Increase in Net Assets from Operations	$425,801,715

See accompanying notes to financial statements.

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MetLife Growth Strategy Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase in Net Assets:
Operations
Net investment income	$97,652,584	$91,298,583
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	197,056,704	(144,638,619)
Net change in unrealized appreciation on investments	131,092,427	1,064,817,436

Net increase in net assets resulting from operations	425,801,715	1,011,477,400

Distributions to Shareholders
From net investment income
Class A	(46,874)	(47,063)
Class B	(112,889,778)	(118,844,419)

Net decrease in net assets resulting from distributions	(112,936,652)	(118,891,482)

Net decrease in net assets from capital share transactions	(91,499,090)	(261,617,477)

Net Increase in Net Assets	221,365,973	630,968,441
Net assets at beginning of period	7,548,884,149	6,917,915,708

Net assets at end of period	$7,770,250,122	$7,548,884,149

Undistributed net investment income at end of period	$97,632,875	$112,916,943

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,422	$36,903	17,028	$159,756
Reinvestments	4,242	46,874	4,802	47,063
Redemptions	(9,757)	(106,305)	(67,928)	(617,942)

Net decrease	(2,093)	$(22,528)	(46,098)	$(411,123)

Class B
Sales	19,234,144	$209,207,343	30,673,033	$294,705,075
Reinvestments	10,244,081	112,889,778	12,151,781	118,844,419
Redemptions	(38,122,314)	(413,573,683)	(72,417,215)	(674,755,848)

Net decrease	(8,644,089)	$(91,476,562)	(29,592,401)	$(261,206,354)

Decrease derived from capital shares transactions		$(91,499,090)		$(261,617,477)

See accompanying notes to financial statements.

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MetLife Growth Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.56		$9.29	$7.12	$12.89	$12.89	$11.39

Income (Loss) from Investment Operations
Net Investment Income(a)	0.15		0.14	0.16	0.16	0.10	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.46		1.31	2.01	(4.77)	0.55	1.33

Total From Investment Operations	0.61		1.45	2.17	(4.61)	0.65	1.59

Less Distributions
Distributions from Net Investment Income	(0.18)		(0.18)	—	(0.41)	(0.19)	(0.02)
Distributions from Net Realized Capital Gains	—		—	—	(0.75)	(0.46)	(0.07)

Total Distributions	(0.18)		(0.18)	—	(1.16)	(0.65)	(0.09)

Net Asset Value, End of Period	$10.99		$10.56	$9.29	$7.12	$12.89	$12.89

Total Return (%)	5.79		15.77	30.48	(37.74)	5.03	14.04

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.06	*	0.06	0.06	0.06	0.06	0.08 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.06	*	0.06	0.06	0.06	0.06	0.08
Ratio of Net Investment Income to Average Net Assets (%)(f)	2.75	*	1.51	2.02	1.50	0.77	2.19
Portfolio Turnover Rate (%)	23.3		13.5	39.3	23.0	15.3	19.8
Net Assets, End of Period (in millions)	$2.9		$2.8	$2.9	$2.4	$3.8	$2.6

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.51		$9.25	$7.11	$12.85	$12.87	$11.40

Income (Loss) from Investment Operations
Net Investment Income(a)	0.14		0.12	0.15	0.13	0.07	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.46		1.30	1.99	(4.75)	0.53	1.32

Total From Investment Operations	0.60		1.42	2.14	(4.62)	0.60	1.54

Less Distributions
Distributions from Net Investment Income	(0.16)		(0.16)	—	(0.37)	(0.16)	(0.00)+
Distributions from Net Realized Capital Gains	—		—	—	(0.75)	(0.46)	(0.07)

Total Distributions	(0.16)		(0.16)	—	(1.12)	(0.62)	(0.07)

Net Asset Value, End of Period	$10.95		$10.51	$9.25	$7.11	$12.85	$12.87

Total Return (%)	5.68		15.49	30.10	(37.87)	4.70	13.59

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.31	*	0.31	0.31	0.31	0.31	0.33 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.31	*	0.31	0.31	0.31	0.31	0.33
Ratio of Net Investment Income to Average Net Assets (%)(f)	2.53	*	1.31	1.92	1.28	0.50	1.81
Portfolio Turnover Rate (%)	23.3		13.5	39.3	23.0	15.3	19.8
Net Assets, End of Period (in millions)	$7,767.4		$7,546.1	$6,915.0	$5,380.6	$8,190.5	$5,510.3

*	Annualized
+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes the effect of deferred expense reimbursement.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Growth Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios, deferred trustees’ compensation and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$2,118,946	0.10%	First $ 500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - On November 7, 2008, the Strategic Conservative Growth Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Conservative Growth Portfolio. The Expense Limitation Agreement with respect to the Strategic Conservative Growth Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Conservative Growth Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Conservative Growth Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $275,495 from the Strategic Conservative Growth Portfolio. Such amount was a contractual obligation of the Strategic Conservative Growth Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Conservative Growth Portfolio. Any reimbursement of the Adviser owed by the Strategic Conservative Growth Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Conservative Growth Portfolio paid by the Adviser expires on December 31, 2013.

As of June 30, 2011, there were no expenses deferred in 2011 and $7,336 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2006 and 2007, which were recovered during the six months ended June 30, 2011 was $7,319 and $16, respectively. As of June 30, 2011, there was $238,814 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the six months ended June 30, 2011 are shown as Deferred expense reimbursement in the Statement of Operations.

Expenses Deferred in
2006	2007	2008	2009	2010	2011
Subject to repayment until December 31,
2011	2012	2013	2014	2015	2016

$—	$126,012	$112,802	$—	$—	$—

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

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MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,830,401,646	$—	$1,880,737,156

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Artio International Stock	22,534,499	532,539	(7,783,872)	15,283,166

BlackRock Bond Income	—	752,824	(14,574)	738,250

BlackRock High Yield	8,531,531	636,303	(9,167,834)	—

BlackRock Large Cap Value	42,825,239	765,170	(22,144,759)	21,445,650

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MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

BlackRock Legacy Large Cap Growth	—	8,206,220	(168,079)	8,038,141

Clarion Global Real Estate	21,997,781	1,534,271	(795,331)	22,736,721

Davis Venture Value	14,226,164	260,307	(2,443,133)	12,043,338

Dreman Small Cap Value*	—	10,113,804	(210,083)	9,903,721

Goldman Sachs Mid Cap Value	12,000,193	157,848	(6,180,384)	5,977,657

Harris Oakmark International	22,289,657	11,196,829	(1,090,083)	32,396,403

Invesco Small Cap Growth	22,311,085	152,715	(7,609,948)	14,853,852

Janus Forty	3,150,025	282,688	(118,107)	3,314,606

Jennison Growth	37,114,282	371,127	(12,873,627)	24,611,782

Legg Mason ClearBridge Aggressive Growth	42,351,956	330,988	(14,052,329)	28,630,615

Loomis Sayles Small Cap Growth*	—	14,126,264	(291,076)	13,835,188

Lord Abbett Bond Debenture	5,668,775	6,866,141	(332,118)	12,202,798

Met/Artisan Mid Cap Value	886,184	14,438	(68,971)	831,651

Met/Dimensional International Small Company*	14,378,603	903,456	(1,221,391)	14,060,668

Met/Eaton Vance Floating Rate	6,969,113	8,612,840	(415,755)	15,166,198

Met/Templeton International Bond	11,785,785	1,525,564	(445,231)	12,866,118

MFS® Emerging Markets Equity	13,612,637	297,832	(744,862)	13,165,607

MFS® Research International	45,169,160	1,205,522	(9,732,215)	36,642,467

MFS® Value	35,960,991	1,667,781	(1,290,549)	36,338,223

Morgan Stanley Mid Cap Growth	—	611,315	(245,849)	365,466

Neuberger Berman Genesis	13,624,149	189,589	(7,418,852)	6,394,886

PIMCO Inflation Protected Bond	24,646,804	3,092,012	(6,515,547)	21,223,269

PIMCO Total Return	33,507,987	4,184,378	(5,047,039)	32,645,326

Rainier Large Cap Equity*	55,944,197	703,246	(29,139,969)	27,507,474

T. Rowe Price Large Cap Growth	—	14,816,283	(301,727)	14,514,556

T. Rowe Price Large Cap Value	13,578,781	7,480,138	(629,542)	20,429,377

T.Rowe Price Mid Cap Growth	15,973,247	484,975	(2,044,723)	14,413,499

Third Avenue Small Cap Value	15,444,736	295,187	(5,797,115)	9,942,808

Turner Mid Cap Growth*	11,675,362	80,151	(1,522,072)	10,233,441

Van Eck Global Natural Resources	9,417,244	4,902,636	(852,496)	13,467,384

Van Kampen Comstock	31,376,675	8,538,809	(1,298,352)	38,617,132

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

13

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

Artio International Stock	$(21,128,687)	$—	$3,713,898	$153,137,316

BlackRock Bond Income	13,708	—	—	78,623,644

BlackRock High Yield	17,437,951	—	4,912,290	—

BlackRock Large Cap Value	83,497,117	—	5,061,222	241,692,477

BlackRock Legacy Large Cap Growth	(227,871)	—	—	225,228,698

Clarion Global Real Estate	(3,754,079)	—	8,946,184	238,962,940

Davis Venture Value	(6,845,064)	—	4,944,382	381,773,812

Dreman Small Cap Value	(198,198)	—	—	148,357,741

Goldman Sachs Mid Cap Value	(1,238,722)	—	986,055	80,877,698

Harris Oakmark International	(4,237,928)	—	80,732	466,832,167

Invesco Small Cap Growth	16,495,119	—	—	236,621,856

Janus Forty	2,253,583	—	3,825,793	232,751,655

Jennison Growth	55,705,146	—	1,253,096	320,937,635

Legg Mason ClearBridge Aggressive Growth	7,471,702	—	354,578	243,646,534

Loomis Sayles Small Cap Growth	(171,584)	—	—	153,155,529

Lord Abbett Bond Debenture	277,775	—	4,535,842	156,195,815

Met/Artisan Mid Cap Value	(2,862,388)	—	1,489,554	154,395,987

Met/Dimensional International Small Company	8,386,156	8,424,833	4,927,466	229,048,287

Met/Eaton Vance Floating Rate	146,730	191,900	1,478,679	156,211,835

Met/Templeton International Bond	1,039,348	195,157	10,818,619	157,481,290

MFS® Emerging Markets Equity	(675,247)	—	2,318,921	151,536,135

MFS® Research International	(27,715,666)	—	9,406,169	394,272,943

MFS® Value	5,093,953	—	6,964,011	466,219,398

Morgan Stanley Mid Cap Growth	(130,753)	—	—	4,732,787

Neuberger Berman Genesis	18,167,571	—	1,200,571	80,703,462

PIMCO Inflation Protected Bond	4,462,105	14,244,249	5,545,297	238,761,776

PIMCO Total Return	422,708	13,538,062	12,584,249	394,681,986

Rainier Large Cap Equity	(25,455,796)	—	2,609,455	232,988,306

T. Rowe Price Large Cap Growth	(199,727)	—	—	229,620,282

T. Rowe Price Large Cap Value	(3,207,227)	—	2,504,863	459,252,404

T.Rowe Price Mid Cap Growth	5,292,051	4,018,288	1	149,467,980

Third Avenue Small Cap Value	2,827,530	—	2,899,324	152,025,538

Turner Mid Cap Growth	4,777,390	—	—	154,013,285

Van Eck Global Natural Resources	6,695,380	15,842,479	2,168,857	222,211,844

Van Kampen Comstock	(1,812,350)	—	3,987,927	385,785,147

	$140,601,736	$56,454,968	$109,518,035	$7,772,206,189

14

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$118,891,482	$—	$—	$—	$118,891,482	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$112,933,245	$—	$609,623,680	$(1,464,732,460)	$(742,175,535)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2015	Expiring 12/31/2017	Expiring 12/31/2018	Total

$841,458	$1,337,264,129	$126,626,873	$1,464,732,460

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

15

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

16

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the MetLife Moderate Strategy Portfolio returned 4.55% and 4.47%, respectively, compared to the 4.40% return of its benchmark, the Dow Jones Moderate Index1.

Market Environment/Conditions

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid stocks continue to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

Portfolio Review/Current Positioning

The MetLife Moderate Strategy Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 50% to fixed income and 50% to equities. Consistent with the capital markets, the Portfolio’s performance over the first six months of 2011 was a tale of two distinct periods. The first four months were a continuation of the broad trends from 2010 in which the Portfolio was rewarded for its assumption of credit risk in the fixed income sleeve and for holding mid and small cap stocks. During the last two months of the period, these asset classes underperformed safer asset classes (such as Treasury securities and large cap stocks) in response to increasing concerns about the economy.

Within the fixed income segment, the bond portfolios with significant exposure to below-investment grade bonds contributed the most to absolute performance, even with a retreat in May and June. The Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Western Asset Management Strategic Bond Opportunities Portfolio all posted better returns than the market indices for investment grade bonds. On a relative basis, the PIMCO Inflation Protected Bond Portfolio helped the most as Treasury Inflation Protected Securities (TIPS) surged in response to increasing inflation concerns due in part to political upheaval in the Middle East, the earthquake in Japan, and the budget crunch in Greece. The Met/Templeton International Bond Portfolio contributed to performance from both an absolute and relative basis due to the weaker dollar as well as the manager’s focus away from most of the troubled European peripheral countries such as Italy, Portugal, Greece, and Ireland. Although the PIMCO Total Return Portfolio only narrowly beat the broad fixed income benchmark component, its large allocation made it a major contributor to relative returns. The Portfolio’s exposure to emerging markets bonds and strong security selection offset its short duration exposure which detracted from performance.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Invesco Small Cap Growth Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—was among the biggest contributors to relative performance due to strong security selection in the Consumer Discretionary sector (CBS Corp. and DISH Network Corp.) and the Health Care sector (Biogen Idec, Inc. and Humana, Inc.). Invesco was helped by an underweight to the relatively weak Financial Services sector during the period. It was also helped by very good stock selection. In the Consumer sector it owned retailers Tractor Supply and Vitamin Shoppe, Inc., and snack food company Diamond Foods. Neuberger Berman’s sector weightings (an underweight in Financial Services and an overweight in Energy) helped its performance. The Neuberger portfolio also had good overall stock selection, especially in the in the gritty Industrial sector where railroad parts manufacturer Wabtec and metal fabricator Chart Industries both outperformed the broad equity market.

Although still positive for the period, the Davis Venture Value Portfolio detracted from relative performance due in part to its holding of Sino-Forest Corp., a Chinese forest plantation operator which fell sharply in June. The Third Avenue Small Cap Value Portfolio also detracted from

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MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

relative performance due to its relatively high cash position that ranged from 15% to 20% during a mostly positive period and weak stock selection in the Consumer Discretionary sector, where it owned Skyline Corporation, a manufacturer of mobile homes and recreation campers.

Within the core foreign equity funds, the MFS Research International Portfolio contributed the most to relative performance due to good stock selection within capital goods companies. It owned Australian mining company Iluka Resources, Ltd., auto manufacturer BMW (Germany), and oil and gas equipment supplier JGC Corp. (Japan). In contrast, the Artio International Stock Portfolio detracted from relative performance due in part to its higher than index exposure to stocks in emerging market countries such as China and India. The returns of the two global sector portfolios were mixed, the Clarion Global Real Estate Portfolio helped, while the Van Eck Global Natural Resources Portfolio, last year’s single best performing portfolio, lagged the broad global equity indices due to its inclusion of economically sensitive industrial materials stocks among the mostly strong performance of energy related stocks. In contrast to 2010 and 2009, when the Portfolio’s dedicated exposure to foreign small company stocks and stocks from emerging market countries boosted performance, this exposure hurt performance relative to the mostly large cap, developed country stocks that made up the MSCI EAFE Index during the six-month period.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
PIMCO Total Return Portfolio (Class A)	19.2
BlackRock Bond Income Portfolio (Class A)	9.1
Western Asset Management U.S. Government Portfolio (Class A)	7.1
MFS® Value Portfolio (Class A)	5.0
PIMCO Inflation Protected Bond Portfolio (Class A)	4.1
MFS® Research International Portfolio (Class A)	4.0
T. Rowe Price Large Cap Value Portfolio (Class A)	3.9
BlackRock Large Cap Value Portfolio (Class A)	3.1
Harris Oakmark International Portfolio (Class A)	3.0
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.0

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MetLife Moderate Strategy Portfolio

MetLife Moderate Strategy Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
MetLife Moderate Strategy Portfolio—Class A	4.55%	18.26%	4.83%	5.61%
Class B	4.47%	17.97%	4.58%	5.00%
Dow Jones Moderate Index[1]	4.40%	20.74%	5.36%	6.51%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.37%	$1,000.00	$1,045.50	$1.86
Hypothetical*	0.37%	1,000.00	1,022.98	1.84

Class B(a)
Actual	0.62%	$1,000.00	$1,044.70	$3.13
Hypothetical*	0.62%	1,000.00	1,021.74	3.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio (Class A) (b)	4,693,546	$47,029,331
BlackRock Bond Income Portfolio (Class A) (b)	4,032,140	429,422,920
BlackRock High Yield Portfolio (Class A) (a)	11,127,763	94,363,431
BlackRock Large Cap Value Portfolio (Class A) (b)	12,961,944	146,081,108
BlackRock Legacy Large Cap Growth Portfolio (Class A) (b)	4,866,524	136,360,014
Clarion Global Real Estate Portfolio (Class A) (a)	9,212,486	96,823,226
Davis Venture Value Portfolio (Class A) (b)	4,426,842	140,330,898
Goldman Sachs Mid Cap Value Portfolio (Class A) (a)	3,538,826	47,880,313
Harris Oakmark International Portfolio (Class A) (a)	9,924,266	143,008,672
Invesco Small Cap Growth Portfolio (Class A)* (a)	5,968,558	95,079,131
Lord Abbett Bond Debenture Portfolio (Class A) (a)	3,792,059	48,538,360
Met/Artisan Mid Cap Value Portfolio (Class A) (b)	252,581	46,891,703
Met/Dimensional International Small Company Portfolio (Class A) (b)	2,847,190	46,380,722
Met/Eaton Vance Floating Rate Portfolio (Class A)* (a)	9,206,553	94,827,497
Met/Franklin Low Duration Total Return Portfolio (Class A)* (a)	14,195,549	141,813,534
Met/Templeton International Bond Portfolio (Class A) (a)	7,812,371	95,623,418
MFS® Emerging Markets Equity Portfolio (Class A) (a)	4,000,731	46,048,419
MFS® Research International Portfolio (Class A) (a)	17,715,097	190,614,444
MFS® Value Portfolio (Class A) (b)	18,396,329	236,024,906
Morgan Stanley Mid Cap Growth Portfolio. (Class A) (a)	212,624	2,753,477
Neuberger Berman Genesis Portfolio (Class A) (b)	7,462,932	94,182,205
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	17,184,654	193,327,355
PIMCO Total Return Portfolio (Class A) (a)	75,360,219	911,105,048
Pioneer Fund Portfolio (Class A) (a)	6,316,563	92,348,148

Security Description	Shares	Value

Affiliated Investment Companies—(Continued)
Rainier Large Cap Equity Portfolio (Class A) (a)	11,101,699	$94,031,391
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	8,786,373	139,000,416
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	8,234,738	185,116,902
T. Rowe Price Mid Cap Growth Portfolio (Class A)* (a)	4,252,312	44,096,474
Third Avenue Small Cap Value Portfolio (Class A) (a)	5,996,734	91,690,063
Van Eck Global Natural Resources Portfolio (Class A) (b)	2,730,688	45,056,347
Van Kampen Comstock Portfolio (Class A) (a)	14,144,428	141,302,842
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	3,743,730	47,470,497
Western Asset Management U.S. Government Portfolio (Class A) (b)	28,461,589	336,131,363

Total Mutual Funds (Cost $4,317,675,368)		4,740,754,575

Total Investments—100.0% (Cost $4,317,675,368#)		4,740,754,575

Other Assets and Liabilities (net)—0.0%		(1,232,210)

Net Assets—100.0%		$4,739,522,365

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $4,317,675,368. The aggregate unrealized appreciation and depreciation of investments were $438,451,315 and $(15,372,108), respectively, resulting in a net unrealized appreciation of $423,079,207 for federal income tax purposes.
(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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MetLife Moderate Strategy Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,740,754,575	$—	$—	$4,740,754,575
Total Investments	$4,740,754,575	$—	$—	$4,740,754,575

See accompanying notes to financial statements.

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MetLife Moderate Strategy Portfolio

Statement of Assets And Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$4,740,754,575
Receivable for investments sold	117,159
Receivable for shares sold	692,795

Total assets	4,741,564,529

Liabilities
Payables for:
Shares redeemed	809,954
Accrued Expenses:
Management fees	223,247
Distribution and service fees - Class B	961,889
Administration fees	1,901
Custodian and accounting fees	4,031
Deferred trustees’ fees	20,516
Other expenses	20,626

Total liabilities	2,042,164

Net Assets	$4,739,522,365

Net Assets Represented by
Paid in surplus	$4,396,697,880
Accumulated net realized loss	(170,897,700)
Unrealized appreciation on investments	423,079,207
Undistributed net investment income	90,642,978

Net Assets	$4,739,522,365
Net Assets
Class A	$1,175,948
Class B	4,738,346,417
Capital Shares Outstanding*
Class A	107,154
Class B	433,088,607
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.97
Class B	10.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,317,675,368.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$97,683,414

Total investment income	97,683,414

Expenses
Management fees	1,313,450
Administration fees	11,901
Custodian and accounting fees	12,298
Distribution and service fees - Class B	5,636,008
Audit and tax services	9,750
Legal	20,801
Trustees’ fees and expenses	15,868
Miscellaneous	3,899

Net expenses	7,023,975

Net investment income	90,659,439

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	123,653,139
Capital gain distributions from Underlying Portfolios	61,960,086

Net realized gain on investments and capital gain distributions from Underlying Portfolios	185,613,225

Net change in unrealized depreciation on investments	(81,640,422)

Net realized and unrealized gain on investments	103,972,803

Net Increase in Net Assets from Operations	$194,632,242

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase in Net Assets:
Operations
Net investment income	$90,659,439	$72,986,829
Net realized gain on investments and capital gain distributions on Underlying Portfolios	185,613,225	17,129,820
Net change in unrealized appreciation (depreciation) on investments	(81,640,422)	337,891,962

Net increase in net assets resulting from operations	194,632,242	428,008,611

Distributions to Shareholders
From net investment income
Class A	(22,952)	(31,438)
Class B	(82,486,130)	(87,462,960)

Net decrease in net assets resulting from distributions	(82,509,082)	(87,494,398)

Net increase in net assets from capital share transactions	420,410,386	811,129,884

Net Increase in Net Assets	532,533,546	1,151,644,097
Net assets at beginning of period	4,206,988,819	3,055,344,722

Net assets at end of period	$4,739,522,365	$4,206,988,819

Undistributed net investment income at end of period	$90,642,978	$82,492,621

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,976	$32,541	9,068	$89,786
Reinvestments	2,090	22,952	3,119	31,438
Redemptions	(5,038)	(55,274)	(17,967)	(172,971)

Net increase (decrease)	28	$219	(5,780)	$(51,747)

Class B
Sales	50,072,171	$545,886,047	104,514,299	$1,046,235,770
Reinvestments	7,532,980	82,486,130	8,694,131	87,462,960
Redemptions	(19,108,916)	(207,962,010)	(32,560,146)	(322,517,099)

Net increase	38,496,235	$420,410,167	80,648,284	$811,181,631

Increase derived from capital shares transactions		$420,410,386		$811,129,884

See accompanying notes to financial statements.

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MetLife Moderate Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.70		$9.76	$8.29	$11.73	$11.58	$10.57

Income (Loss) from Investment Operations
Net Investment Income(a)	0.23		0.25	0.33	0.27	0.20	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.26		0.97	1.70	(3.22)	0.54	0.93

Total From Investment Operations	0.49		1.22	2.03	(2.95)	0.74	1.12

Less Distributions
Distributions from Net Investment Income	(0.22)		(0.28)	(0.33)	(0.21)	(0.27)	(0.02)
Distributions from Net Realized Capital Gains	—		—	(0.23)	(0.28)	(0.32)	(0.09)

Total Distributions	(0.22)		(0.28)	(0.56)	(0.49)	(0.59)	(0.11)

Net Asset Value, End of Period	$10.97		$10.70	$9.76	$8.29	$11.73	$11.58

Total Return (%)	4.55		12.66	26.35	(26.19)	6.49	10.62

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.06	*	0.06	0.07	0.07	0.07	0.09 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.06	*	0.06	0.07	0.07	0.07	0.09
Ratio of Net Investment Income to Average Net Assets (%)(f)	4.20	*	2.50	3.82	2.74	1.73	1.76
Portfolio Turnover Rate (%)	21.6		15.5	28.4	21.6	18.1	22.2
Net Assets, End of Period (in millions)	$1.2		$1.1	$1.1	$0.9	$0.9	$0.9

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.66		$9.73	$8.26	$11.70	$11.56	$10.57

Income (Loss) from Investment Operations
Net Investment Income(a)	0.22		0.21	0.28	0.25	0.16	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.26		0.98	1.73	(3.23)	0.55	0.78

Total From Investment Operations	0.48		1.19	2.01	(2.98)	0.71	1.08

Less Distributions
Distributions from Net Investment Income	(0.20)		(0.26)	(0.31)	(0.18)	(0.25)	(0.00)+
Distributions from Net Realized Capital Gains	—		—	(0.23)	(0.28)	(0.32)	(0.09)

Total Distributions	(0.20)		(0.26)	(0.54)	(0.46)	(0.57)	(0.09)

Net Asset Value, End of Period	$10.94		$10.66	$9.73	$8.26	$11.70	$11.56

Total Return (%)	4.47		12.40	26.09	(26.42)	6.21	10.23

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.31	*	0.31	0.32	0.32	0.32	0.35 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.31	*	0.31	0.32	0.32	0.32	0.35
Ratio of Net Investment Income to Average Net Assets (%)(f)	4.02	*	2.07	3.26	2.45	1.40	2.70
Portfolio Turnover Rate (%)	21.6		15.5	28.4	21.6	18.1	22.2
Net Assets, End of Period (in millions)	$4,738.3		$4,205.8	$3,054.2	$1,915.1	$2,251.9	$1,680.4

*	Annualized
+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes the effect of deferred expense reimbursement.
(c)	Expense ratio to average Net assets includes the effect of a previous expense limitation agreement which expired in 2008.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Moderate Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,313,450	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,476,638,731	$—	$986,004,864

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

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MetLife Moderate Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Artio International Stock	8,430,748	803,951	(4,541,153)	4,693,546

BlackRock Bond Income	1,499,619	2,551,404	(18,883)	4,032,140

BlackRock High Yield	9,833,124	1,514,996	(220,357)	11,127,763

BlackRock Large Cap Value	20,434,426	1,757,101	(9,229,583)	12,961,944

BlackRock Legacy Large Cap Growth	—	4,889,126	(22,602)	4,866,524

Clarion Global Real Estate	8,446,357	1,040,956	(274,827)	9,212,486

Davis Venture Value	6,733,921	592,078	(2,899,157)	4,426,842

Goldman Sachs Mid Cap Value	3,423,358	288,796	(173,328)	3,538,826

Harris Oakmark International	9,405,081	751,940	(232,755)	9,924,266

Invesco Small Cap Growth	6,338,300	467,783	(837,525)	5,968,558

Jennison Growth	14,167,165	979,628	(15,146,793)	—

Lazard Mid Cap	3,826,921	281,916	(4,108,837)	—

Lord Abbett Bond Debenture	13,126,966	1,810,347	(11,145,254)	3,792,059

Met/Artisan Mid Cap Value	248,807	22,015	(18,241)	252,581

Met/Dimensional International Small Company	2,690,853	368,787	(212,450)	2,847,190

Met/Eaton Vance Floating Rate	7,973,217	1,281,294	(47,958)	9,206,553

Met/Franklin Low Duration Total Return	—	14,257,676	(62,127)	14,195,549

Met/Templeton International Bond	6,684,336	1,168,586	(40,551)	7,812,371

MFS® Emerging Markets Equity	3,913,966	368,823	(282,058)	4,000,731

MFS® Research International	17,136,223	1,699,337	(1,120,463)	17,715,097

MFS® Value	17,013,997	1,661,627	(279,295)	18,396,329

Morgan Stanley Mid Cap Growth	—	229,106	(16,482)	212,624

Neuberger Berman Genesis	3,840,364	3,659,884	(37,316)	7,462,932

PIMCO Inflation Protected Bond	18,043,404	2,934,658	(3,793,408)	17,184,654

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MetLife Moderate Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

PIMCO Total Return	75,328,155	11,819,600	(11,787,536)	75,360,219

Pioneer Fund	—	6,345,530	(28,967)	6,316,563

Rainier Large Cap Equity	15,960,238	1,285,206	(6,143,745)	11,101,699

T. Rowe Price Large Cap Growth	—	8,826,869	(40,496)	8,786,373

T. Rowe Price Large Cap Value	3,890,311	4,385,499	(41,072)	8,234,738

T.Rowe Price Mid Cap Growth	4,506,454	394,457	(648,599)	4,252,312

Third Avenue Small Cap Value	5,941,865	539,301	(484,432)	5,996,734

Van Eck Global Natural Resources	2,711,432	504,870	(485,614)	2,730,688

Van Kampen Comstock	13,288,534	1,248,623	(392,729)	14,144,428

Western Asset Management Strategic Bond Opportunities	—	3,759,958	(16,228)	3,743,730

Western Asset Management U.S. Government	26,505,951	4,052,252	(2,096,614)	28,461,589

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

Artio International Stock	$(4,259,255)	$—	$1,492,258	$47,029,331

BlackRock Bond Income	198,301	—	6,962,564	429,422,920

BlackRock High Yield	39,437	—	6,056,814	94,363,431

BlackRock Large Cap Value	35,011,340	—	2,583,377	146,081,108

BlackRock Legacy Large Cap Growth	(38,936)	—	—	136,360,014

Clarion Global Real Estate	(1,709,477)	—	3,675,311	96,823,226

Davis Venture Value	8,641,969	—	2,506,395	140,330,898

Goldman Sachs Mid Cap Value	935,572	—	298,066	47,880,313

Harris Oakmark International	(1,025,071)	—	36,455	143,008,672

Invesco Small Cap Growth	5,845,667	—	—	95,079,131

Jennison Growth	35,259,503	—	511,621	—

Lazard Mid Cap	16,915,676	—	424,867	—

Lord Abbett Bond Debenture	17,312,392	—	11,240,007	48,538,360

Met/Artisan Mid Cap Value	1,369,864	—	447,591	46,891,703

Met/Dimensional International Small Company	1,497,767	1,670,633	977,109	46,380,722

Met/Eaton Vance Floating Rate	16,312	234,762	1,808,956	94,827,497

Met/Franklin Low Duration Total Return	(886)	—	—	141,813,534

Met/Templeton International Bond	90,374	118,895	6,591,009	95,623,418

MFS® Emerging Markets Equity	1,705,695	—	710,936	46,048,419

MFS® Research International	(1,825,129)	—	3,793,821	190,614,444

MFS® Value	1,168,326	—	3,526,818	236,024,906

Morgan Stanley Mid Cap Growth	(10,933)	—	—	2,753,477

Neuberger Berman Genesis	67,064	—	362,145	94,182,205

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MetLife Moderate Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2011

PIMCO Inflation Protected Bond	$1,776,419	$10,759,743	$4,188,776	$193,327,355

PIMCO Total Return	4,293,881	31,250,858	29,049,106	911,105,048

Pioneer Fund	(20,417)	—	—	92,348,148

Rainier Large Cap Equity	(4,931,754)	—	796,301	94,031,391

T. Rowe Price Large Cap Growth	(33,926)	—	—	139,000,416

T. Rowe Price Large Cap Value	199,751	—	767,402	185,116,902

T.Rowe Price Mid Cap Growth	1,530,218	1,194,264	—	44,096,474

Third Avenue Small Cap Value	316,864	—	1,190,450	91,690,063

Van Eck Global Natural Resources	3,841,838	4,727,684	647,226	45,056,347

Van Kampen Comstock	(41,029)	—	1,808,046	141,302,842

Western Asset Management Strategic Bond Opportunities	1,689	—	—	47,470,497

Western Asset Management U.S. Government	(485,967)	12,003,247	5,229,987	336,131,363

	$123,653,139	$61,960,086	$97,683,414	$4,740,754,575

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$87,494,398	$76,898,871	$—	$57,932,600	$87,494,398	$134,831,471

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$82,508,924	$—	$403,162,493	$(254,953,790)	$230,717,627

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$254,953,790	$254,953,790

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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MetLife Moderate Strategy Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MetLife Moderate Strategy Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the MFS® Emerging Markets Equity Portfolio returned 0.31% and 0.15%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM1, which returned 0.88%.

Market Environment/Conditions

Following the second round of quantitative easing by the Federal Reserve and a larger than expected fiscal stimulus package, market sentiment continued to improve during the first quarter of 2011. Coupled with better indications of global macroeconomic activity, many asset valuations rose to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more "risk-seeking" environment. However, during the second half of the period, a weakening macroeconomic backdrop, the ramifications from the Japanese disasters, and renewed concerns over Greek debt sustainability pushed equities and bond yields lower.

Portfolio Review/Current Positioning

Stock selection in the Utilities & Communications sector was a primary contributor to performance relative to the MSCI Emerging Markets Index. The Portfolio's overweight position in telecommunications service provider China Unicom (Hong Kong) and telecommunications company XL Axiata (Indonesia) were strong contributors over the reporting period.

The Portfolio's stock selection in the Consumer Staples sector was another positive factor for relative returns. Holdings of soft drink producer and distributor Grupo Continental (Mexico), and the timing of the Portfolio's ownership in shares of poor-performing ayurvedic and natural health care products maker Dabur India Limited (India) aided relative results.

Security selection in autos and housing also boosted relative performance. The Portfolio's positions in automotive parts manufacturer Mando Corporation (South Korea) and construction, concrete and cement company Anhui Conch Cement (China) were among the Portfolio's top relative contributors.

Stocks in other sectors that contributed to relative results included footwear manufacturer Stella International Holdings (Hong Kong), casino resorts operator Sands China (Hong Kong), Japanese oil and gas exploration company Inpex, and apparel manufacturer Cia Hering (Brazil).

Stock selection in the Basic Materials sector held back relative performance. An overweight position in steel products manufacturer Steel Authority of India (India) detracted from relative results as the stock underperformed the benchmark over the reporting period.

Stock selection in the Financial Services and Industrial Goods & Services sectors had a negative impact on relative returns. In the Financial Services sector, financial services provider Commercial International Bank(Egypt) and diversified bank Garanti Bank (Turkey) held back relative returns as both stocks turned in weak performance relative to the benchmark. In the Industrial Goods & Services sector, the Portfolio's overweight position in heavy truck manufacturer Sinotruk Limited (China) also weighed on relative results.

Elsewhere, the Portfolio's holdings of Information Technology products and electronics maker Acer (Taiwan), export trading company Li & Fung, and technology consulting firm Infosys (India) hurt. The Portfolio's holdings of automobile trader and manufacturer Geely Automobile (Hong Kong), and not holding strong performing motor vehicle company Hyundai Motor (South Korea) and automobile parts manufacturer Hyundai Mobis (South Korea) also dampened relative returns.

During the period, we increased our exposure to the Automobile sector as demand in the region continued to increase and as Korean assemblers continued to augment market share. In Basic Materials we've lowered exposure given the strong performance of some of our metals & mining and precious metal holdings. In Consumer Staples we added to names that have underperformed on input costs fears, yet have good business models. We believe nervousness related to input costs are overdone and are fairly sanguine about the ability of these companies to pass on higher input costs.

In Financial Services we have significantly added to our bank positions. During the period we've added to banks in Russia, Czech Republic, Thailand and Indonesia. We've also lowered our exposure to Chinese financials on growing concerns over credit and regulatory risk. In Health Care we have taken some money off the table on strong performing Latin American names while significantly bringing down exposure to our Israeli position. In leisure we have pared down our holdings of Asian gaming stocks as these have been large outperformers.

The Portfolio continued to focus on the rising middle class and increase in discretionary spending. We have maintained our large exposure to small and midcap domestic demand driven names with less emphasis on large cap export driven names. At period end, we are overweight sectors such as Retailing, Health Care and Leisure while our largest underweights are in Energy and Basic Materials.

Jose Luis Garcia

Robert Lau

Portfolio Managers

Massachusetts Financial Services Company

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not

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MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary* (continued)

guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	3.7
Taiwan Semiconductor Manufacturing Co., Ltd.	2.3
Vale S.A. (ADR)	2.2
Sberbank of Russia	2.0
Petroleo Brasileiro S.A. (ADR)	2.0
Mando Corp.	1.9
MTN Group, Ltd.	1.8
Gazprom (ADR)	1.8
China Construction Bank Corp.	1.7
Komercni Banka A.S.	1.6

Top Countries

% of Market Value of Total Investments
Brazil	17.4
South Korea	10.3
Taiwan	8.7
India	8.6
South Africa	6.8
China	6.6
Russia	6.4
Mexico	5.9
Hong Kong	5.6
Others	23.7

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MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

MFS® Emerging Markets Equity Portfolio managed by

Massachusetts Financial Services Company vs. MSCI Emerging Markets (EM) IndexSM1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 year	5 year	Since Inception[3]
MFS® Emerging Markets Equity Portfolio—Class A	0.31%	29.17%	9.30%	6.18%
Class B	0.15%	28.82%	9.02%	5.90%
MSCI Emerging Markets (EM) IndexSM1	0.88%	27.80%	11.42%	8.63%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Morgan Stanley Capital International (MSCI) Emerging Market (EM) IndexSM is an unmanaged market capitalization weighed equity index composed of companies that are representative of the market structure of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 5/1/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	1.07%	$1,000.00	$1,003.10	$5.31
Hypothetical*	1.07%	1,000.00	1,019.49	5.36

Class B
Actual	1.32%	$1,000.00	$1,001.50	$6.55
Hypothetical*	1.32%	1,000.00	1,018.25	6.61

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Austria—0.8%
Erste Group Bank AG	165,605	$8,687,463

Bermuda—2.2%
Credicorp, Ltd.	55,073	4,741,785
Dairy Farm International Holdings, Ltd.	576,900	4,730,740
Li & Fung, Ltd.	4,840,000	9,734,456
VTech Holdings, Ltd.	505,200	6,029,391

		25,236,372

Brazil—16.5%
Anhanguera Educacional Participacoes S.A.	308,000	6,560,292
Arezzo & Co.*	335,560	4,701,046
Banco Santander Brasil S.A.	603,200	7,077,588
BM&F BOVESPA S.A.	1,233,900	8,172,466
Brasil Brokers Participacoes	1,323,500	6,491,697
Brasil Insurance Participacoes e Administracao S.A.	7,900	9,877,216
CETIP	329,000	5,094,316
CIA Brasileira de Meios de Pagamento	228,502	5,713,832
CIA. Hering	218,200	5,022,524
Companhia de Bebidas das Americas (ADR) (a)	258,082	8,705,106
Companhia Siderurgica Nacional S.A. (ADR) (a)	164,705	2,052,224
CPFL Energia S.A.	157,400	2,250,518
CSU Cardsystem S.A.	1,383,698	4,081,051
Diagnosticos da America S.A.	699,200	9,414,420
Duratex S.A.	542,806	4,597,485
Fleury S.A.	382,600	5,575,929
Itau Unibanco Banco Multiplo S.A. (ADR)	218,423	5,143,862
Kroton Educacional S.A.*	275,123	3,572,110
Lojas Renner S.A.	146,000	5,569,839
LPS Brasil-Consultoria de Imoveis S.A.	201,100	4,899,689
M Dias Branco S.A.	246,800	6,566,986
Multiplus S.A.	150,620	2,626,784
Petroleo Brasileiro S.A. (ADR)	679,392	23,004,213
Redecard S.A.	272,300	4,106,367
Tim Participacoes S.A. (ADR) (a)	74,660	3,674,019
Totvs S.A.	172,400	3,183,484
Tractebel Energia S.A.	255,740	4,509,249
Vale S.A. (ADR)	776,440	24,807,258

		187,051,570

Security Description	Shares	Value

Canada—0.5%
Bankers Petroleum, Ltd.*	814,683	$5,812,828

Cayman Islands—3.0%
Geely Automobile Holdings, Ltd.	16,800,000	6,581,379
Hengan International Group Co., Ltd.	868,000	7,832,172
Sands China, Ltd.*	2,521,600	6,837,920
Stella International Holdings, Ltd.	4,990,500	12,656,617

		33,908,088

Chile—1.2%
Aguas Andinas S.A.	6,633,069	3,588,777
Banco Santander Chile (ADR) (a)	27,375	2,568,049
Empresa Nacional de Telecomunicaciones S.A.	152,117	3,085,588
Enersis S.A. (ADR)	174,652	4,034,461

		13,276,875

China—6.5%
Anhui Conch Cement Co., Ltd.—Class H	1,855,000	8,787,831
Bank of China, Ltd.	36,461,000	17,886,633
China Construction Bank Corp.	23,269,060	19,397,654
China Pacific Insurance (Group) Co., Ltd.—Class H	3,585,400	14,924,773
China Shenhua Energy Co., Ltd.	2,068,000	9,956,558
Maanshan Iron & Steel Co., Ltd.—Class H	7,020,000	3,242,524

		74,195,973

Colombia—0.3%
Bancolombia S.A. (ADR) (a)	42,447	2,832,488

Czech Republic—1.6%
Komercni Banka A.S.	75,198	18,345,405

Egypt—0.5%
Commercial International Bank Egypt SAE (GDR)	1,195,721	6,050,348

Hong Kong—5.6%
China Mobile, Ltd.	805,000	7,501,028
China Unicom (Hong Kong), Ltd.	2,124,000	4,306,552
China Unicom, Ltd. (ADR) (a)	701,609	14,221,614
CNOOC, Ltd.	4,211,000	9,914,769
First Pacific Co., Ltd.	17,578,800	15,778,579
Hang Lung Properties, Ltd.	1,114,000	4,628,688
Sinotruk Hong Kong, Ltd.	9,879,500	6,912,218

		63,263,448

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

India—8.6%
BEML, Ltd.	142,104	$1,846,650
Dabur India, Ltd.	5,395,890	13,803,797
Dish TV India, Ltd.*	3,187,530	6,277,863
Housing Development Finance Corp., Ltd.	1,072,293	16,912,437
ICICI Bank, Ltd.	370,195	9,041,495
Infosys Technologies, Ltd. (ADR) (a)	281,120	18,337,458
MOIL, Ltd.	634,686	4,753,954
Oil & Natural Gas Corp., Ltd.	844,167	5,187,960
Reliance Industries, Ltd.	566,850	11,384,217
Steel Authority of India, Ltd.	3,080,555	9,459,532

		97,005,363

Indonesia—2.5%
PT Bank Negara Indonesia (Persero) Tbk	19,458,500	8,813,323
PT Mitra Adiperkasa Tbk	2,730,000	1,266,178
PT XL Axiata Tbk	25,045,500	17,970,937

		28,050,438

Israel—1.0%
Nice Systems, Ltd. (ADR)*	151,150	5,495,814
Teva Pharmaceutical Industries, Ltd. (ADR)	129,036	6,222,116

		11,717,930

Japan—1.8%
Chugoku Marine Paints, Ltd. (a)	912,000	7,132,434
GLORY, Ltd.	174,800	3,927,784
INPEX Corp.	1,301	9,588,258

		20,648,476

Luxembourg—0.6%
Tenaris S.A. (ADR) (a)	77,672	3,551,941
Ternium S.A. (ADR)	121,934	3,600,711

		7,152,652

Malaysia—1.1%
CIMB Group Holdings Berhad	3,363,200	9,960,816
Top Glove Corp. Bhd	1,658,900	2,884,987

		12,845,803

Mexico—5.9%
Alfa S.A.B.—Class A (a)	137,633	2,049,246
America Movil S.A.B. de C.V. (ADR)	279,233	15,045,074
Arca Continental S.A.B. de C.V. (a)	365,039	2,610,112

Security Description	Shares	Value

Mexico—(Continued)
Bolsa Mexicana de Valores S.A. de C.V. (a)	1,935,700	$3,884,646
Compartamos S.A.B. de C.V. (a)	2,278,358	4,131,017
Corporacion GEO S.A.B. de C.V., Series B* (a)	1,406,240	3,239,659
Corporacion Moctezuma S.A.B. de C.V. (a)	1,471,200	3,640,372
Genomma Lab Internacional S.A.B. de C.V.—Class B* (a)	1,842,100	4,683,878
Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR)	107,742	6,350,314
Grupo Mexico S.A.B. de C.V., Series B	1,381,093	4,555,760
Grupo Televisa S.A. (ADR) (a)	142,255	3,499,473
Kimberly-Clark de Mexico, S.A.B. de C.V.—Class A	713,979	4,690,858
Mexichem S.A.B. de C.V. (a)	975,100	3,945,361
Urbi, Desarrollos Urbanos, S.A. de C.V.* (a)	1,873,456	4,108,211

		66,433,981

Panama—0.3%
Copa Holdings S.A.—Class A	55,759	3,721,356

Philippines—0.4%
Manila Water Co.	11,408,200	4,906,342

Russia—6.4%
Gazprom (ADR)	1,521,158	22,264,175
LUKOIL (ADR)	107,158	6,831,323
Magnitogorsk Iron & Steel Works (GDR)	445,611	5,071,053
Metal and Metallurgical Co. Norilsk Nickel (ADR)	392,427	10,281,588
Mobile Telesystems (ADR) (a)	286,620	5,451,512
Sberbank of Russia	6,273,340	23,141,592

		73,041,243

South Africa—6.8%
Gold Fields, Ltd.	407,155	5,962,046
Lewis Group, Ltd.	783,019	9,807,534
MTN Group, Ltd.	974,563	20,780,702
Naspers, Ltd.—Class N	283,516	16,057,470
Shoprite Holdings, Ltd.	158,828	2,394,632
Tiger Brands, Ltd.	218,552	6,392,363
Truworths International, Ltd.	1,482,877	16,100,507

		77,495,254

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

South Korea—10.3%
E-Mart Co., Ltd.*	46,292	$10,601,153
Hana Financial Group, Inc.	340,280	11,977,273
KT&G Corp.	138,773	8,630,533
Mando Corp.	103,933	21,651,043
POSCO	12,999	5,646,222
Samsung Electronics Co., Ltd.	54,055	42,013,665
Seoul Semiconductor Co., Ltd.	136,898	3,754,073
Shinsegae Co., Ltd.	16,349	5,205,478
TK Corp.*	349,612	7,683,598

		117,163,038

Taiwan—8.7%
Acer, Inc.	4,090,108	7,167,810
Chinatrust Financial Holding Co., Ltd.	10,667,000	9,313,353
Formosa Plastics Corp.	3,224,000	11,684,661
High Tech Computer Corp.	226,636	7,741,988
Hon Hai Precision Industry Co., Ltd.	4,809,224	16,588,978
Siliconware Precision Industries Co.	13,229,000	17,091,633
Taiwan Semiconductor Manufacturing Co., Ltd.	10,120,842	25,616,618
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (a)	234,691	2,959,454

		98,164,495

Thailand—1.0%
Bangkok Bank Public Co., Ltd.	1,632,700	8,428,921
CP ALL PCL	3,159,200	3,393,119

		11,822,040

Turkey—2.3%
BIM Birlesik Magazalar A.S.	73,659	2,398,252
Tupras-Turkiye Petrol Rafinerileri A.S.	229,734	5,645,265
Turkiye Garanti Bankasi A.S. (a)	3,893,147	17,686,935

		25,730,452

United Kingdom—1.7%
Standard Chartered plc	720,970	18,726,298

Total Common Stocks (Cost $923,987,092)		1,113,286,019

Preferred Stocks—0.9%

Brazil—0.9%
Eletropaulo Metropolitana S.A.	287,069	6,232,268
Suzano Papel e Celulose S.A.	223,975	1,621,311

	Shares/Par Amount	Value

Brazil—(Continued)
Universo Online S.A.	300	$3,126
Usinas Siderurgicas de Minas Gerais S.A.—Class A	240,200	2,109,922

		9,966,627

Total Preferred Stocks (Cost $9,020,002)		9,966,627

Right—0.0%

Brazil—0.0%
LPS Brasil Consultoria de Imoveis S.A.* (Cost—$0)	2,431	0

Short-Term Investments—5.4%

Commercial Paper—0.8%
BNP Paribas Finance, Inc.
0.010%, 07/01/11	$9,423,000	9,423,000

Mutual Funds—4.6%
State Street Navigator Securities Lending Prime Portfolio (b)	52,284,549	52,284,549

Total Short-Term Investments (Cost $61,707,549)		61,707,549

Total Investments—104.4% (Cost $994,714,643#)		1,184,960,195

Other Assets and Liabilities (net)—(4.4)%		(50,110,310)

Net Assets—100.0%		$1,134,849,885

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $994,714,643. The aggregate unrealized appreciation and depreciation of investments were $217,437,570 and $(27,192,018) respectively, resulting in net unrealized appreciation of $190,245,552 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of June 30, 2011, the market value of securities loaned was $51,073,017 and the collateral received consisted of cash in the amount of $52,284,549. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

GDR—	A Global Depositary Receipt is a negotiable certificate issued by one country's bank against a certain number of shares of a company's stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of June 30, 2011 (Unaudited)
% of Net Assets
Commercial Banks	18.5
Oil, Gas & Consumable Fuels	9.7
Semiconductors & Semiconductor Equipment	8.1
Metals & Mining	7.2
Short-Term Investments	5.4
Wireless Telecommunication Services	4.9
Diversified Telecommunication Services	3.2
IT Services	2.8
Specialty Retail	2.7
Diversified Financial Services	2.5

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$8,687,463	$—	$8,687,463
Bermuda	4,741,785	20,494,587	—	25,236,372
Brazil	167,558,062	19,493,508	—	187,051,570
Canada	5,812,828	—	—	5,812,828
Cayman Islands	—	33,908,088	—	33,908,088
Chile	13,276,875	—	—	13,276,875
China	—	74,195,973	—	74,195,973
Colombia	2,832,488	—	—	2,832,488
Czech Republic	—	18,345,405	—	18,345,405
Egypt	6,050,348	—	—	6,050,348
Hong Kong	14,221,614	49,041,834	—	63,263,448
India	18,337,458	78,667,905	—	97,005,363
Indonesia	—	28,050,438	—	28,050,438
Israel	11,717,930	—	—	11,717,930
Japan	—	20,648,476	—	20,648,476
Luxembourg	7,152,652	—	—	7,152,652
Malaysia	—	12,845,803	—	12,845,803
Mexico	66,433,981	—	—	66,433,981
Panama	3,721,356	—	—	3,721,356
Philippines	—	4,906,342	—	4,906,342
Russia	29,978,957	43,062,286	—	73,041,243
South Africa	—	77,495,254	—	77,495,254
South Korea	—	117,163,038	—	117,163,038
Taiwan	2,959,454	95,205,041	—	98,164,495
Thailand	3,393,119	8,428,921	—	11,822,040
Turkey	—	25,730,452	—	25,730,452
United Kingdom	—	18,726,298	—	18,726,298
Total Common Stocks	358,188,907	755,097,112	—	1,113,286,019
Total Preferred Stocks	9,966,627	—	—	9,966,627
Total Rights	—	—	—	—

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Commercial Paper	$—	$9,423,000	$—	$9,423,000
Mutual Funds	52,284,549	—	—	52,284,549
Total Short-Term Investments	52,284,549	9,423,000	—	61,707,549
Total Investments	$420,440,083	$764,520,112	$—	$1,184,960,195

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$1,184,960,195
Cash	19,282
Cash denominated in foreign currencies (c)	1,152,483
Receivable for investments sold	2,563
Receivable for shares sold	509,199
Dividends receivable	4,057,164

Total assets	1,190,700,886

Liabilities
Payables for:
Investments purchased	1,795,501
Shares redeemed	487,714
Collateral for securities loaned	52,284,549
Accrued Expenses:
Management fees	840,226
Distribution and service fees - Class B	125,729
Administration fees	4,947
Custodian and accounting fees	214,809
Deferred trustees’ fees	20,516
Other expenses	77,010

Total liabilities	55,851,001

Net Assets	$1,134,849,885

Net Assets Represented by
Paid in surplus	$1,059,263,154
Accumulated net realized loss	(113,905,723)
Unrealized appreciation on investments and foreign currency transactions	190,277,172
Distributions in excess of net investment income	(784,718)

Net Assets	$1,134,849,885

Net Assets
Class A	$512,069,696
Class B	622,780,189
Capital Shares Outstanding*
Class A	44,485,397
Class B	54,512,903
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.51
Class B	11.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $994,714,643.
(b)	Includes securities loaned at value of $51,073,017.
(c)	Identified cost of cash denominated in foreign currencies was $1,143,890.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$17,959,774
Interest (b)	86,193

Total investment income	18,045,967

Expenses
Management fees	5,272,748
Administration fees	30,123
Custodian and accounting fees	782,294
Distribution and service fees - Class B	746,003
Audit and tax services	17,226
Legal	20,801
Trustees' fees and expenses	15,868
Shareholder reporting	30,437
Insurance	4,902
Miscellaneous	5,618

Total expenses	6,926,020

Net investment income	11,119,947

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	94,113,575
Futures contracts	(296,809)
Foreign currency transactions	47,967

Net realized gain on investments, futures contracts and foreign currency transactions	93,864,733

Net change in unrealized appreciation (depreciation) on:
Investments	(98,810,711)
Foreign currency transactions	23,343

Net change in unrealized depreciation on investments and foreign currency transactions	(98,787,368)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(4,922,635)

Net Increase in Net Assets from Operations	$6,197,312

(a)	Net of foreign withholding taxes of $1,736,640.
(b)	Includes net income on securities loaned of $78,408.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$11,119,947	$9,538,900
Net realized gain on investments, futures contracts and foreign currency transactions	93,864,733	55,311,883
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(98,787,368)	145,358,380

Net increase in net assets resulting from operations	6,197,312	210,209,163

Distributions to Shareholders
From net investment income
Class A	(8,917,604)	(5,296,876)
Class B	(8,137,869)	(4,115,531)

Net decrease in net assets resulting from distributions	(17,055,473)	(9,412,407)

Net increase (decrease) in net assets from capital share transactions	(26,756,947)	211,317,693

Net Increase (Decrease) in Net Assets	(37,615,108)	412,114,449
Net assets at beginning of period	1,172,464,993	760,350,544

Net assets at end of period	$1,134,849,885	$1,172,464,993

Undistributed (distribution in excess of) net investment income at end of period	$(784,718)	$5,150,808

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,139,496	$36,072,707	11,917,553	$119,171,487
Reinvestments	751,272	8,917,604	534,498	5,296,876
Redemptions	(10,759,481)	(125,516,993)	(5,441,335)	(54,701,216)

Net increase (decrease)	(6,688,713)	$(80,526,682)	7,010,716	$69,767,147

Class B
Sales	9,668,787	$110,479,997	21,322,241	$214,894,144
Reinvestments	690,235	8,137,869	417,821	4,115,531
Redemptions	(5,737,048)	(64,848,131)	(7,935,390)	(77,459,129)

Net increase	4,621,974	$53,769,735	13,804,672	$141,550,546

Increase (decrease) derived from capital shares transactions		$(26,756,947)		$211,317,693

See accompanying notes to financial statements.

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MFS® Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$11.65		$9.50	$5.75	$14.39	$10.51	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.11		0.12	0.10	0.23	0.18	0.12
Net Realized and Unrealized Gain (loss) on Investments	(0.08)		2.15	3.79	(7.42)	3.71	0.48

Total From Investment Operations	0.03		2.27	3.89	(7.19)	3.89	0.60

Less Distributions
Distributions from Net Investment Income	(0.17)		(0.12)	(0.14)	(0.19)	(0.01)	(0.09)
Distributions from Net Realized Capital Gains	—		—	—	(1.26)	—	—

Total Distributions	(0.17)		(0.12)	(0.14)	(1.45)	(0.01)	(0.09)

Net Asset Value, End of Period	$11.51		$11.65	$9.50	$5.75	$14.39	$10.51

Total Return (%)	0.31		24.00	69.17	(55.38)	36.93	6.04

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.07	*	1.12	1.17	1.11	1.25 (c)	1.49	*
Ratio of Net Expenses to Average Net Assets (%)(d)	1.07	*	1.12	1.17	1.11	1.17	1.30	*
Ratio of Net Investment Income to Average Net Assets (%)	1.99	*	1.19	1.39	2.34	1.49	1.91	*
Portfolio Turnover Rate (%)	23.1		35.2	92.0	107.6	126.8	58.2
Net Assets, End of Period (in millions)	$512.10		$596.0	$419.7	$437.0	$572.9	$368.3

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$11.56		$9.44	$5.71	$14.32	$10.49	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.11		0.09	0.07	0.21	0.13	0.07
Net Realized and Unrealized Gain (loss) on Investments	(0.10)		2.13	3.79	(7.39)	3.71	0.51

Total from Investment Operations	0.01		2.22	3.86	(7.18)	3.84	0.58

Less Distributions
Distributions from Net Investment Income	(0.15)		(0.10)	(0.13)	(0.17)	(0.01)	(0.09)
Distributions from Net Realized Capital Gains	—		—	—	(1.26)	—	—

Total Distributions	(0.15)		(0.10)	(0.13)	(1.43)	(0.01)	(0.09)

Net Asset Value, End of Period	$11.42		$11.56	$9.44	$5.71	$14.32	$10.49

Total Return (%)	0.15		23.65	68.95	(55.53)	36.62	5.78

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.32	*	1.37	1.42	1.38	1.52 (c)	1.92	*
Ratio of Net Expenses to Average Net Assets (%)(d)	1.32	*	1.37	1.42	1.38	1.46	1.55	*
Ratio of Net Investment Income to Average Net Assets (%)	1.86	*	0.90	0.94	2.21	1.06	1.12	*
Portfolio Turnover Rate (%)	23.1		35.2	92.0	107.6	126.8	58.2
Net Assets, End of Period (in millions)	$622.8		$576.5	$340.7	$140.3	$78.8	$23.4

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Excludes effect of deferred expense reimbursement.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, forward transactions, certain foreign capital gain tax, passive foreign investment companies (PFIC), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$5,272,748	1.05%	First $250 Million

	1.00%	$250 Million to $500 Million

	0.85%	$500 Million to $1 Billion

	0.75%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations. Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$266,717,473	$—	$290,241,414

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio had bought and sold $83,585,867 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized loss in the amount of $(296,809) which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$9,412,407	$13,954,542	$—	$—	$9,412,407	$13,954,542

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$17,055,008	$—	$251,987,258	$(180,853,404)	$88,188,862

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$81,901,817	$98,951,587	$180,853,404

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Income Tax Information - continued

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MFS® Emerging Markets Equity Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the MFS® Research International Portfolio returned 6.72%, 6.55% and 6.58%, respectively, compared to its benchmarks, the Morgan Stanley Capital International (MSCI) EAFE Index1 and the MSCI AC World (ex-U.S.) Index2, which returned 4.98% and 3.80%, respectively.

Market Environment

Following the second round of quantitative easing by the Federal Reserve and a larger than expected fiscal stimulus package, market sentiment continued to improve during the first quarter of 2011. Coupled with better indications of global macroeconomic activity, many asset valuations rose to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment. However, during the second half of the period, a weakening macroeconomic backdrop, the ramifications from the Japanese disasters, and renewed concerns over Greek debt sustainability pushed equities and bond yields lower.

Portfolio Review/Current Positioning

Stock selection in the Capital Goods sector contributed to the Portfolio’s performance relative to the MSCI EAFE Index. Holdings of mining company Iluka Resources (Australia), auto manufacturer BMW (Germany), and JGC Corp. (Japan) were among the Portfolio’s top relative contributors for the reporting period.

Security selection in the Energy sector also had a positive impact on relative returns. The Portfolio’s ownership in shares of oil and gas exploration company INPEX Corporation (Japan), and our avoidance of weak-performing electrical power company Tokyo Electric Power (Japan), benefited relative returns.

Stock selection in the Telecom/Cable TV sector contributed to relative performance. Holdings of telecommunications service provider China Unicom (Hong Kong) were among the Portfolio’s top relative contributors.

Securities in other sectors that helped relative results included the Portfolio’s overweight positions in global banking group BNP Paribas (France), financial services firm ING Groep (Netherlands), and food and beverage producer Danone (France). The Portfolio’s holdings of brewer Heineken International (Netherlands) also supported relative performance.

Stock selection in the Technology sector detracted from relative performance during the reporting period. The Portfolio’s ownership in shares of information technology products and electronics maker Acer (Taiwan) and copy machine manufacturer Konica Minolta Holdings (Japan) held back relative returns. Copy machine manufacturer Ricoh Company (Japan) was also among the Portfolio’s top relative detractors.

Elsewhere, the Portfolio’s ownership in shares of poor-performing diversified mining company Teck Resources (Canada), financial services firm Banco Santander Brasil, (Brazil) banking and financial services firm Sumitomo Mitsui (Japan), and hearing device maker Sonova Holdings (Switzerland) weakened relative performance. The Portfolio’s ownership in shares of passenger railway company East Japan Railway (Japan) and construction equipment company BEML Limited (India) also weighed on relative returns. Not owning shares of strong-performing chemical giant BASF (Germany) was an additional negative factor.

In the Energy sector, we increased our exposure to liquefied natural gas (LNG) as the Japanese earthquake increased demand for LNG during the period. Unrest in the Middle East and North Africa has removed much of the spare capacity in global oil supply. As such, we have increased exposure to companies providing us with a good mix of both onshore engineering and offshore construction businesses.

In the Consumer Staples sector, we have maintained our overweight to the food and beverage industry as concerns over input costs did not materialize. Sales in the first quarter of 2011 were generally strong and pricing appears to be coming through.

Troughed margins and low expectations resulted in us increasing our exposure to apparel names within consumer cyclicals during the period. We have also increased our exposure to the gaming industry in Macau as Asian gaming stocks continued to be our favored play in cyclicals.

Overall, our exposure to emerging market financials has increased slightly; however, we have changed the composition of our exposure. We remained positive on India and Russia, and have added to Brazil while lowering exposure to China during the period.

The Research International strategy is a sector-neutral Portfolio that emphasizes bottom-up fundamental analysis. The focus is on high quality companies whose growth rates and fundamentals are not properly reflected in their valuation. Our sector-neutral approach relies on stock picking to drive alpha, therefore regional and industry allocation is strictly a by-product of where our analysts are finding attractive investment opportunities. That said, on a regional basis we have increased our weighting in Japan as we increased exposure to companies that we believe had been unjustifiably castigated by the earthquake and resulting tsunami. We have lowered exposure to Asia ex-Japan mostly on the back of lowered exposure to Hong Kong and increased our European exposure with Sweden being the biggest beneficiary during the period.

Team Managed

The Portfolio is managed by a committee of research analysts under the general supervision of Jose Luis Garcia and Thomas Melendez.

Massachusetts Financial Services Company

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MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Nestle S.A.	2.7
Royal Dutch Shell plc - Class A	2.5
Rio Tinto plc	2.2
Roche Holdings AG	2.1
BNP Paribas	2.1
Siemens AG	2.1
HSBC Holdings plc	1.9
Linde AG	1.7
Danone S.A.	1.7
Vodafone Group plc	1.7

Top Countries

% of Market Value of Total Investments
Japan	19.0
United Kingdom	16.6
France	10.0
Switzerland	9.1
Germany	9.0
Netherlands	6.0
Australia	3.1
United States	3.0
Hong Kong	2.7
Others	21.5

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MFS® Research International Portfolio

MFS® Research International Portfolio managed by

Massachusetts Financial Services Company vs. MSCI EAFE Index1
and MSCI AC World (ex-U.S.) Index2

	Average Annual Return[3] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception
MFS Research International
Portfolio—Class A	6.72%	35.95%	3.52%	7.11%	—
Class B	6.55%	35.51%	3.27%	6.85%	—
Class E	6.58%	35.75%	3.36%	—	8.51%
MSCI EAFE Index[1]	4.98%	30.36%	1.48%	5.66%	—
MSCI AC World (ex U.S.) Index[2]	3.80%	29.73%	3.67%	7.48%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2The Morgan Stanley Capital International All Country World (ex-U.S.) Index (“MSCI ACWI (ex-U.S.) Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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MFS® Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.72%	$1,000.00	$1,067.20	$3.69
Hypothetical*	0.72%	1,000.00	1,021.22	3.61

Class B(a)
Actual	0.97%	$1,000.00	$1,065.50	$4.97
Hypothetical*	0.97%	1,000.00	1,019.98	4.86

Class E(a)
Actual	0.87%	$1,000.00	$1,065.80	$4.46
Hypothetical*	0.87%	1,000.00	1,020.48	4.36

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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MFS® Research International Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—3.1%
Iluka Resources, Ltd.	1,347,461	$24,458,417
Newcrest Mining, Ltd.	477,518	19,393,558
Nufarm, Ltd.* (a)	2,789,946	13,497,200
Westpac Banking Corp.	1,307,890	31,391,423

		88,740,598

Austria—0.9%
Erste Group Bank AG	498,786	26,165,788

Belgium—0.6%
KBC Grope N.V. (a)	425,758	16,749,607

Bermuda—0.8%
His cox, Ltd.	1,713,545	11,534,181
Li & Fung, Ltd.	5,007,540	10,071,421

		21,605,602

Brazil—1.7%
Banco Santander Brasil S.A. (ADR) (a)	1,594,990	18,677,333
BM&F BOVESPA S.A.	284,600	1,884,986
Diagnosticos da America S.A.	937,800	12,627,064
Tim Participacoes S.A. (ADR) (a)	114,200	5,619,782
Tractebel Energia S.A.	561,250	9,896,050

		48,705,215

Canada—1.4%
Bankers Petroleum, Ltd.*	1,225,396	8,743,298
Teck Resources, Ltd.—Class B (a)	620,109	31,524,753

		40,268,051

Cayman Islands—0.9%
MGM China Holdings, Ltd.*	1,310,000	2,417,446
Sands China, Ltd.* (a)	8,624,007	23,386,052

		25,803,498

China—1.0%
China Construction Bank Corp.	21,702,804	18,091,985
China Pacific Insurance (Group) Co., Ltd.—Class H (a)	2,365,966	9,848,693

		27,940,678

Czech Republic—1.4%
CEZ	415,669	21,406,323
Komercni Banks A.S.	74,310	18,128,768

		39,535,091

Security Description	Shares	Value

Finland—1.3%
Fortum OYJ	841,044	$24,394,315
Outotec OYJ (a)	201,853	11,492,671

		35,886,986

France—10.0%
BNP Paribas S.A.	767,367	59,273,361
Danone	634,277	47,398,011
Dassault Systemes S.A. (a)	256,238	21,849,844
Legrand S.A.	229,892	9,696,684
LVMH Moet Hennessy Louis Vuitton S.A.	178,742	32,218,382
Public is Groupe S.A. (a)	506,622	28,324,161
Sanofi	439,611	35,386,932
Schneider Electric S.A.	238,439	39,896,927
Technip S.A.	123,720	13,272,833

		287,317,135

Germany—9.1%
Bayer AG	392,935	31,638,369
Bayerische Motoren Werke AG	396,074	39,527,246
Deutsche Boerse AG	321,336	24,424,290
GSW Immobilien AG*	236,634	8,127,690
Linde AG	274,862	48,263,711
MAN SE (a)	103,407	13,798,681
Rhoen-Klinikum AG	1,023,825	24,751,628
Siemens AG	430,172	59,154,351
Symrise AG	336,806	10,745,950

		260,431,916

Hong Kong—2.7%
AIA Group, Ltd.*	2,163,800	7,544,921
China Unicom (Hong Kong), Ltd. (a)	15,394,850	31,214,089
Hang Lung Properties, Ltd.	3,855,363	16,019,095
Hutchison Whampoa, Ltd.	1,480,000	16,046,348
Sinotruk Hong Kong, Ltd. (a)	8,484,864	5,936,458

		76,760,911

India—2.4%
BEML, Ltd.	283,614	3,685,581
HDFC Bank, Ltd. (ADR) (a)	94,517	16,671,854
ICICI Bank, Ltd.	1,175,694	28,714,681
Reliance Industries, Ltd.	687,214	13,801,524
Steel Authority of India, Ltd.	1,928,244	5,921,104

		68,794,744

Italy—0.8%
Telecom Italia S.p.A.	18,579,178	22,982,047

See accompanying notes to financial statements.

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MFS® Research International Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—19.0%
Aeon Credit Service Co., Ltd.	1,239,300	$16,890,376
Canon, Inc. (a)	371,600	17,689,664
Chugoku Marine Paints, Ltd.	987,441	7,722,432
Denso Corp.	705,500	26,148,802
East Japan Railway Co.	254,300	14,587,749
GLORY, Ltd.	912,300	20,499,527
Honda Motor Co., Ltd. (a)	767,000	29,511,611
Inpex Corp.	5,569	41,043,049
Japan Tobacco, Inc.	5,711	22,001,796
JGC Corp. (a)	1,198,000	32,752,071
KDDI Corp.	3,713	26,669,034
Konica Minolta Holdings, Inc.	3,349,000	27,894,676
Lawson Inc	536,200	28,112,411
Miraca Holdings, Inc.	729,000	29,524,440
Mitsubishi UFJ Financial Group, Inc.	3,600,997	36,972,658
Nippon Paint Co., Ltd. (a)	1,079,000	8,631,338
Nippon Television Network Corp.	126,860	18,020,865
Nomura Holdings, Inc.	2,267,400	11,198,751
Nomura Research Institute, Ltd. (a)	595,800	13,018,117
Santen Pharmaceutical Co., Ltd.	679,700	27,582,196
Sumitomo Metal Industries, Ltd.	3,221,000	7,231,998
Sumitomo Mitsui Financial Group, Inc.	919,500	28,249,359
Tokyo Gas Co., Ltd.	5,003,000	22,592,557
Yamato Holdings Co., Ltd.	1,996,700	31,307,433

		545,852,910

Mexico—0.4%
Kimberly-Clark de Mexico, S.A.B. de C.V.—Class A	1,695,950	11,142,429

Netherlands—6.0%
Akzo Nobel N.V.	736,059	46,503,066
Heineken N.V.	728,666	43,893,566
ING Groep N.V.*	3,586,264	44,304,774
Koninklijke KPN N.V.	1,909,376	27,796,946
SNS REAAL N.V.*	2,079,583	9,300,169

		171,798,521

Portugal—1.1%
EDP—Energias de Portugal S.A.	8,719,751	31,003,981

Russia—0.8%
Sberbank of Russia	6,246,700	23,043,321

Singapore—1.0%
Keppel Corp., Ltd.	1,882,500	17,045,168
United Overseas Bank, Ltd.	707,000	11,366,843

		28,412,011

Security Description	Shares	Value

South Korea—0.6%
Samsung Electronics Co., Ltd.	23,993	$18,648,300

Spain—1.1%
Inditex S.A.	232,159	21,232,206
Red Electrica Corp. S.A. (a)	168,107	10,173,660

		31,405,866

Sweden—1.9%
Hennes & Mauritz AB Class B	691,700	23,924,766
Telefonaktiebolaget LM Ericsson— Class B	2,155,591	31,114,790

		55,039,556

Switzerland—9.1%
Credit Suisse Group AG	798,744	31,023,674
Julius Baer Group, Ltd.	438,383	18,081,996
Nestle S.A.	1,262,408	78,401,764
Roche Holding AG	368,342	61,579,315
Schindler Holding AG	196,627	23,885,593
Sonova Holding AG	104,555	9,779,897
Swiss Reinsurance Co., Ltd.	702,258	39,405,242

		262,157,481

Taiwan—1.6%
Acer, Inc.	11,896,208	20,847,801
Taiwan Semiconductor Manufacturing Co., Ltd.	10,079,753	25,512,619

		46,360,420

United Kingdom—16.7%
AMEC plc	648,030	11,337,811
Amlin plc	738,332	4,817,977
Barclays plc	6,072,564	25,024,734
BG Group plc	1,112,868	25,286,248
BP plc	6,133,992	45,247,297
Cairn Energy plc*	1,231,956	8,211,519
Compass Group plc	602,752	5,821,010
GKN plc	2,287,233	8,519,596
HSBC Holdings plc	5,457,505	54,203,713
Reckitt Benckiser Group plc	505,440	27,939,158
Rio Tinto plc	856,490	61,917,834
Rolls-Royce Holdings plc	1,571,520	16,287,990
Royal Dutch Shell plc—Class A	2,022,652	72,154,715
Standard Chartered plc	1,254,350	32,999,324
Tesco plc	4,680,380	30,262,980
Vodafone Group plc	17,788,849	47,330,678

		477,362,584

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

United States—1.7%
Cognizant Technology Solutions Corp. —Class A*	203,190	$14,901,954
Joy Global, Inc.	109,740	10,451,638
Monsanto Co.	126,413	9,169,999
Synthes, Inc., (144A)	81,426	14,328,173

		48,851,764

Total Common Stocks (Cost $2,514,612,223)		2,838,767,011

Short-Term Investments—8.7%

Mutual Funds—7.4%
State Street Navigator Securities Lending Prime Portfolio (b)	212,313,761	212,313,761

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $37,271,010 on 07/01/11 collateralized by $38,505,000 Federal Home Loan Bank at 4.250% due 02/26/29 with a value of $38,019,199.	$37,271,000	37,271,000

Total Short-Term Investments (Cost $249,584,761)		249,584,761

Total Investments—107.8% (Cost $2,764,196,984#)		3,088,351,772
Other Assets and Liabilities (net)—(7.8)%		(223,176,567)

Net Assets—100.0%		$2,865,175,205

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $2,764,196,984. The aggregate unrealized appreciation and depreciation of investments were $368,368,355 and $(44,213,567), respectively, resulting in net unrealized appreciation of $324,154,788 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $203,464,816 and the collateral received consisted of cash in the amount of $212,313,761. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $14,328,173, which was 0.5% of net assets.

Ten Largest Industries as of June 30, 2011 (Unaudited)
% of Net Assets
Commercial Banks	14.7
Oil, Gas & Consumable Fuels	7.5
Pharmaceuticals	5.5
Metals & Mining	5.3
Chemicals	5.0
Food Products	4.4
Industrial Conglomerates	3.2
Electric Utilities	3.0
Diversified Telecommunication Services	2.9
Diversified Financial Services	2.8

See accompanying notes to financial statements.

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MFS® Research International Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$88,740,598	$—	$88,740,598
Austria	—	26,165,788	—	26,165,788
Belgium	—	16,749,607	—	16,749,607
Bermuda	—	21,605,602	—	21,605,602
Brazil	26,182,101	22,523,114	—	48,705,215
Canada	40,268,051	—	—	40,268,051
Cayman Islands	—	25,803,498	—	25,803,498
China	—	27,940,678	—	27,940,678
Czech Republic	—	39,535,091	—	39,535,091
Finland	—	35,886,986	—	35,886,986
France	—	287,317,135	—	287,317,135
Germany	—	260,431,916	—	260,431,916
Hong Kong	—	76,760,911	—	76,760,911
India	16,671,854	52,122,890	—	68,794,744
Italy	—	22,982,047	—	22,982,047
Japan	—	545,852,910	—	545,852,910
Mexico	11,142,429	—	—	11,142,429
Netherlands	—	171,798,521	—	171,798,521
Portugal	—	31,003,981	—	31,003,981
Russia	—	23,043,321	—	23,043,321
Singapore	—	28,412,011	—	28,412,011
South Korea	—	18,648,300	—	18,648,300
Spain	—	31,405,866	—	31,405,866
Sweden	—	55,039,556	—	55,039,556
Switzerland	—	262,157,481	—	262,157,481
Taiwan	—	46,360,420	—	46,360,420
United Kingdom	—	477,362,584	—	477,362,584
United States	34,523,591	14,328,173	—	48,851,764
Total Common Stocks	128,788,026	2,709,978,985	—	2,838,767,011

See accompanying notes to financial statements.

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MFS® Research International Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Funds	$212,313,761	$—	$—	$212,313,761
Repurchase Agreement	—	37,271,000	—	37,271,000
Total Short-Term Investments	212,313,761	37,271,000	—	249,584,761
Total Investments	$341,101,787	$2,747,249,985	$—	$3,088,351,772

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$3,051,080,772
Repurchase Agreement	37,271,000
Cash	715
Cash denominated in foreign currencies (c)	3,126,658
Receivable for investments sold	41,534,708
Receivable for shares sold	1,225,953
Dividends receivable	13,199,641

Total assets	3,147,439,447

Liabilities
Payables for:
Investments purchased	66,797,138
Shares redeemed	1,146,719
Collateral for securities loaned	212,313,761
Accrued Expenses:
Management fees	1,460,644
Distribution and service fees - Class B	175,697
Distribution and service fees - Class E	1,990
Administration fees	11,777
Custodian and accounting fees	177,837
Deferred trustees’ fees	20,516
Other expenses	158,163

Total liabilities	282,264,242

Net Assets	$2,865,175,205

Net Assets Represented by
Paid in surplus	$2,966,525,514
Accumulated net realized loss	(462,015,469)
Unrealized appreciation on investments and foreign currency transactions	324,551,462
Undistributed net investment income	36,113,698

Net Assets	$2,865,175,205

Net Assets
Class A	$1,980,614,096
Class B	868,229,524
Class E	16,331,585
Capital Shares Outstanding*
Class A	184,138,672
Class B	81,327,875
Class E	1,523,998
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.76
Class B	10.68
Class E	10.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $2,726,925,984.
(b)	Includes securities loaned at value of $203,464,816.
(c)	Identified cost of cash denominated in foreign currencies was $3,118,996.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$52,324,571
Interest (b)	1,845,456

Total investment income	54,170,027

Expenses
Management fees	9,010,111
Administration fees	66,139
Custodian and accounting fees	791,469
Distribution and service fees - Class B	1,014,690
Distribution and service fees - Class E	12,623
Audit and tax services	17,036
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	79,556
Insurance	17,306
Miscellaneous	10,178

Total expenses	11,055,777
Less management fee waiver	(577,488)
Less broker commission recapture	(4,006)

Net expenses	10,474,283

Net investment income	43,695,744

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	114,603,965
Futures contracts	28,095
Foreign currency transactions	(136,576)

Net realized gain on investments, futures contracts and foreign currency transactions	114,495,484

Net change in unrealized appreciation on:
Investments	3,476,299
Foreign currency transactions	235,261

Net change in unrealized appreciation on investments and foreign currency transactions	3,711,560

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	118,207,044

Net Increase in Net Assets from Operations	$161,902,788

(a)	Net of foreign withholding taxes of $6,135,448.
(b)	Includes net income on securities loaned of $1,852,311.

See accompanying notes to financial statements.

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MFS® Research International Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$43,695,744	$37,779,393
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	114,495,484	(11,084,056)
Net change in unrealized appreciation on investments and foreign currency transactions	3,711,560	234,879,476

Net increase in net assets resulting from operations	161,902,788	261,574,813

Distributions to Shareholders
From net investment income
Class A	(35,409,840)	(20,180,205)
Class B	(14,097,829)	(11,984,940)
Class E	(302,084)	(321,360)

Net decrease in net assets resulting from distributions	(49,809,753)	(32,486,505)

Net increase in net assets from capital share transactions	252,315,978	490,284,691

Net Increase in Net Assets	364,409,013	719,372,999
Net assets at beginning of period	2,500,766,192	1,781,393,193

Net assets at end of period	$2,865,175,205	$2,500,766,192

Undistributed net investment income at end of period	$36,113,698	$42,227,707

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	29,594,453	$321,502,400	63,469,147	$580,318,884
Reinvestments	3,300,078	35,409,840	2,162,937	20,180,205
Redemptions	(14,830,759)	(160,950,776)	(11,367,463)	(103,473,090)

Net increase	18,063,772	$195,961,464	54,264,621	$497,025,999

Class B
Sales	4,102,096	$43,100,985	11,385,497	$103,776,222
Fund subscription in kind	6,103,052	67,072,542	—	—
Reinvestments	1,323,740	14,097,829	1,292,874	11,984,940
Redemptions	(6,285,342)	(66,096,525)	(13,163,041)	(119,063,199)

Net increase (decrease)	5,243,546	$58,174,831	(484,670)	$(3,302,037)

Class E
Sales	106,862	$1,124,168	279,011	$2,564,292
Reinvestments	28,259	302,084	34,592	321,360
Redemptions	(308,719)	(3,246,569)	(694,568)	(6,324,923)

Net decrease	(173,598)	$(1,820,317)	(380,965)	$(3,439,271)

Increase derived from capital shares transactions		$252,315,978		$490,284,691

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.28		$9.38	$7.41	$14.43	$15.04	$13.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.18		0.18	0.17	0.30	0.22	0.19
Net Realized and Unrealized Gain (loss) on Investments	0.51		0.90	2.07	(5.76)	1.68	3.17

Total From Investment Operations	0.69		1.08	2.24	(5.46)	1.90	3.36

Less Distributions
Distributions from Net Investment Income	(0.21)		(0.18)	(0.27)	(0.26)	(0.24)	(0.27)
Distributions from Net Realized Capital Gains	—		—	—	(1.30)	(2.27)	(1.05)

Total Distributions	(0.21)		(0.18)	(0.27)	(1.56)	(2.51)	(1.32)

Net Asset Value, End of Period	$10.76		$10.28	$9.38	$7.41	$14.43	$15.04

Total Return (%)	6.72		11.65	31.93	(42.25)	13.60	26.91

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.76	*	0.78	0.81	0.77	0.79	0.95
Ratio of Net Expenses to Average Net Assets (%)(b)	0.72	*	0.75	0.80	0.77	0.79	0.94
Ratio of Net Investment Income to Average Net Assets (%)	3.39	*	1.91	2.20	2.85	1.54	1.34
Portfolio Turnover Rate (%)	22.8		50.2	71.9	75.4	65.5	104.1
Net Assets, End of Period (in millions)	$1,980.6		$1,707.5	$1,049.1	$840.8	$959.1	$706.0

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.20		$9.31	$7.35	$14.32	$14.95	$12.94

Income (Loss) from Investment Operations
Net Investment Income(a)	0.16		0.15	0.15	0.27	0.19	0.15
Net Realized and Unrealized Gain (loss) on Investments	0.51		0.90	2.06	(5.71)	1.65	3.15

Total From Investment Operations	0.67		1.05	2.21	(5.44)	1.84	3.30

Less Distributions
Distributions from Net Investment Income	(0.19)		(0.16)	(0.25)	(0.23)	(0.20)	(0.24)
Distributions from Net Realized Capital Gains	—		—	—	(1.30)	(2.27)	(1.05)

Total Distributions	(0.19)		(0.16)	(0.25)	(1.53)	(2.47)	(1.29)

Net Asset Value, End of Period	$10.68		$10.20	$9.31	$7.35	$14.32	$14.95

Total Return (%)	6.55		11.40	31.57	(42.36)	13.29	26.56

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.01	*	1.03	1.06	1.01	1.04	1.20
Ratio of Net Expenses to Average Net Assets (%)(b)	0.97	*	1.00	1.05	1.01	1.04	1.19
Ratio of Net Investment Income to Average Net Assets (%)	3.12	*	1.65	1.93	2.54	1.31	1.12
Portfolio Turnover Rate (%)	22.8		50.2	71.9	75.4	65.5	104.1
Net Assets, End of Period (in millions)	$868.2		$775.8	$712.9	$525.7	$842.8	$623.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.24		$9.34	$7.37	$14.36	$14.99	$12.96

Income (Loss) from Investment Operations
Net Investment Income(a)	0.16		0.16	0.16	0.29	0.20	0.16
Net Realized and Unrealized Gain (loss) on Investments	0.51		0.90	2.06	(5.74)	1.66	3.17

Total From Investment Operations	0.67		1.06	2.22	(5.45)	1.86	3.33

Less Distributions
Distributions from Net Investment Income	(0.19)		(0.16)	(0.25)	(0.24)	(0.22)	(0.25)
Distributions from Net Realized Capital Gains	—		—	—	(1.30)	(2.27)	(1.05)

Total Distributions	(0.19)		(0.16)	(0.25)	(1.54)	(2.49)	(1.30)

Net Asset Value, End of Period	$10.72		$10.24	$9.34	$7.37	$14.36	$14.99

Total Return (%)	6.58		11.54	31.74	(42.33)	13.38	26.79

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.91	*	0.93	0.96	0.91	0.94	1.10
Ratio of Net Expenses to Average Net Assets (%)(b)	0.87	*	0.90	0.95	0.91	0.94	1.09
Ratio of Net Investment Income to Average Net Assets (%)	3.12	*	1.79	2.07	2.66	1.41	1.18
Portfolio Turnover Rate (%)	22.8		50.2	71.9	75.4	65.5	104.1
Net Assets, End of Period (in millions)	$16.3		$17.4	$19.4	$19.2	$32.6	$26.7

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

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MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to forward transactions, broker commission recapture, foreign currency transactions, certain foreign capital gain tax, passive foreign investment companies (PFIC), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

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MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a sub custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

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MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$9,010,111	0.80%	First $200 Million

	0.75%	$200 Million to $500 Million

	0.70%	$500 Million to $1 Billion

	0.65%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective November 12, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $1.5 billion. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.55% of the Portfolio’s average daily net assets in excess of $1.5 billion. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$737,318,201	$—	$613,066,592

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MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 06, 2011, the Portfolio had bought and sold $6,132,328 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $28,905 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$32,486,505	$49,136,184	$—	$—	$32,486,505	$49,136,184

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MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Income Tax Information - continued

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$49,809,617	$—	$266,061,771	$(529,297,896)	$(213,426,508)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$337,233,962	$169,884,123	$22,179,811	$529,297,896

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MFS® Research International Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 12.12%, 11.96% and 12.00%, respectively, compared to its benchmark, the Russell Midcap Growth Index1, which returned 9.59%.

Market Environment / Conditions

The U.S. equity market rose in the six-month period ended June 30, 2011. The market posted a stronger gain in the first quarter, when investors were more confident about the economy’s path, particularly in light of the Federal Reserve’s additional round of stimulus through Treasury bond purchases (known as quantitative easing). However, heading into the second quarter, markets were disrupted by news events including political unrest in the Middle East and North Africa and the earthquake and tsunami in Japan. The pace of U.S. economic growth began to look less certain, with weakening jobs reports, declining consumer spending and retail sales, and reduced activity in the manufacturing sector. Spiking oil prices also weighed on the market, but prices have eased since April’s high.

Portfolio Review / Current Positioning

The Portfolio’s outperformance relative to the Russell Midcap Growth Index was primarily driven by stock selection in the Consumer Discretionary and Health Care sectors. In Consumer Discretionary, internet video streaming company Netflix was the top contributor to performance, followed by apparel retailer Lululemon Athletica and hotel/casino operator Wynn Resorts. Leading contributors in the Health Care sector included positions in medical equipment stocks Intuitive Surgical and Illumina, as well as in Techne, within the medical and dental instruments and supplies industry.

Conversely, detractors from relative performance included stock selection and an underweight position in Consumer Staples. The Portfolio’s sole holding in the sector performed well, but the lack of exposure to other names that also had strong performance was unfavorable to relative performance. Stock selection in Financial Services also hurt performance, with weakness from a holding in diversified financial services provider Greenhill & Co. Performance among the Portfolio’s holdings in the Producer Durables sector was mixed, which ultimately resulted in underperformance relative to the Index.

Concerns about the U.S. economy, sovereign debt levels in Europe, political turmoil in the Middle East and natural disaster in Japan led to increased volatility in the marketplace during the six months under review. That said, we remained confident in the long-term prospects of the positions we held in the Portfolio, given what we viewed as these companies’ attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which, as a group, outperformed in the first half of 2011 despite the volatility in the marketplace.

While events in places such as the Middle East and Japan may have a short-term effect on specific companies we own, no events changed our investment thesis for any of the names held in the Portfolio and we did not eliminate any positions in response. We have had very little turnover in the Portfolio in 2011 to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

Dennis Lynch, Managing Director

David Cohen, Managing Director

Sandeep Chainani, Managing Director

Alexander Norton, Executive Director

Jason Yeung, Managing Director

Armistead Nash, Executive Director

Morgan Stanley Investment Management Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Edenred	3.5
Motorola Solutions, Inc.	3.5
Netflix, Inc.	3.2
Illumina, Inc.	3.2
MSCI, Inc. - Class A	2.6
Intuitive Surgical, Inc.	2.6
Yandex N.V. - Class A	2.5
Solera Holdings, Inc.	2.3
Salesforce.com, Inc.	2.1
Molycorp, Inc.	2.1

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	28.3
Communications	20.5
Technology	15.2
Cyclical	10.7
Industrials	8.7
Basic Materials	5.7
Energy	5.2
Financials	2.1
Cash & Equivalents	2.0
Diversified	1.6

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Morgan Stanley Mid Cap Growth Portfolio

Morgan Stanley Mid Cap Growth Portfolio managed by

Morgan Stanley Investment Management Inc. vs. Russell Midcap Growth Index1

		Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
Morgan Stanley Mid Cap Growth Portfolio—Class A	12.12%	48.21%	10.38%	6.64%	—
Class B	11.96%	47.88%	10.10%	6.36%	—
Class E	12.00%	48.11%	—	—	28.88%
Russell Midcap Growth Index[1]	9.59%	43.25%	6.28%	5.52%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 04/27/10. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)(b)
Actual	0.69%	$1,000.00	$1,121.20	$3.63
Hypothetical*	0.69%	1,000.00	1,021.37	3.46

Class B(a)(b)
Actual	0.94%	$1,000.00	$1,119.60	$4.94
Hypothetical*	0.94%	1,000.00	1,020.13	4.71

Class E(a)(b)
Actual	0.84%	$1,000.00	$1,120.00	$4.42
Hypothetical*	0.84%	1,000.00	1,020.63	4.21

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—95.7% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—3.4%
C.H. Robinson Worldwide, Inc. (a)	156,810	$12,362,900
Expeditors International of Washington, Inc.	372,666	19,076,773

		31,439,673

Biotechnology—0.8%
Ironwood Pharmaceuticals, Inc.*	44,752	703,502
Ironwood Pharmaceuticals, Inc. (IPO)*	68,285	1,073,440
Ironwood Pharmaceuticals, Inc.—Class A* (a)	346,736	5,450,690

		7,227,632

Capital Markets—0.8%
Greenhill & Co., Inc. (a)	143,068	7,699,920

Chemicals—4.0%
Intrepid Potash, Inc.* (a)	391,443	12,721,898
Nalco Holding Co. (a)	385,056	10,708,407
Rockwood Holdings, Inc.*	255,877	14,147,439

		37,577,744

Commercial Services & Supplies—6.0%
Covanta Holding Corp. (a)	608,049	10,026,728
Edenred	1,060,625	32,392,209
Stericycle, Inc.* (a)	153,551	13,684,465

		56,103,402

Communications Equipment—3.5%
Motorola Solutions, Inc.*	703,326	32,381,129

Construction Materials—1.0%
Martin Marietta Materials, Inc. (a)	118,420	9,470,047

Diversified Consumer Services—1.0%
New Oriental Education & Technology Group, Inc. (ADR)*	83,954	9,379,341

Diversified Financial Services—6.0%
IntercontinentalExchange, Inc.*	96,695	12,058,834
Leucadia National Corp. (a)	430,189	14,669,445
Moody’s Corp. (a)	122,304	4,690,358
MSCI, Inc.—Class A* (a)	636,524	23,984,224

		55,402,861

Food Products—2.1%
Mead Johnson Nutrition Co.	282,868	19,107,733

Security Description	Shares	Value

Health Care Equipment & Supplies—5.4%
Gen-Probe, Inc.*	214,796	$14,853,143
IDEXX Laboratories, Inc.* (a)	151,616	11,759,337
Intuitive Surgical, Inc.* (a)	64,286	23,921,464

		50,533,944

Hotels, Restaurants & Leisure—5.3%
Chipotle Mexican Grill, Inc.* (a)	52,111	16,060,089
Ctrip.com International, Ltd. (ADR)*	456,772	19,677,738
Wynn Resorts, Ltd. (a)	96,792	13,893,524

		49,631,351

Internet & Catalog Retail—3.2%
Netflix, Inc.* (a)	113,774	29,887,292

Internet Software & Services—7.4%
Akamai Technologies, Inc.*	421,431	13,262,434
Alibaba.com, Ltd.	4,195,800	6,715,684
LinkedIn Corp.—Class A* (a)	121,415	10,938,277
Renren, Inc. (ADR)* (a)	520,458	4,606,053
Yandex N.V.—Class A*	662,808	23,536,312
Youku.com, Inc. (ADR)* (a)	273,084	9,380,435

		68,439,195

IT Services—1.5%
Gartner, Inc.—Class A* (a)	342,853	13,813,547

Life Sciences Tools & Services—4.6%
Illumina, Inc.* (a)	391,814	29,444,822
Techne Corp. (a)	157,555	13,135,361

		42,580,183

Machinery—1.6%
Schindler Holding AG	123,794	15,038,083

Media—3.0%
Morningstar, Inc. (a)	205,546	12,493,086
Naspers, Ltd.—Class N	278,411	15,768,338

		28,261,424

Metals & Mining—2.8%
Lynas Corp., Ltd.* (b)	3,098,828	6,137,162
Molycorp, Inc.* (a)	322,528	19,693,559

		25,830,721

Multiline Retail—1.6%
Dollar Tree, Inc.*	226,911	15,116,811

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—3.4%
Range Resources Corp. (a)	257,077	$14,267,773
Ultra Petroleum Corp.* (a)	372,751	17,071,996

		31,339,769

Personal Products—1.0%
Natura Cosmeticos S.A.	382,224	9,557,744

Pharmaceuticals—1.5%
Valeant Pharmaceuticals International, Inc. (a)	267,949	13,922,630

Professional Services—6.4%
IHS, Inc.—Class A* (a)	155,307	12,955,710
Intertek Group plc	531,251	16,842,496
Qualicorp S.A.*	1,247,657	11,919,398
Verisk Analytics, Inc. - Class A*	519,023	17,968,576

		59,686,180

Semiconductors & Semiconductor Equipment—2.6%
ARM Holdings plc (ADR) (a)	496,302	14,109,866
First Solar, Inc.* (a)	51,282	6,783,070
NVIDIA Corp.* (a)	175,057	2,789,533

		23,682,469

Software—10.9%
Autodesk, Inc.*	270,281	10,432,847
Citrix Systems, Inc.*	104,203	8,336,240
FactSet Research Systems, Inc. (a)	136,316	13,947,853
Red Hat, Inc.*	406,811	18,672,625
Rovi Corp.* (a)	147,500	8,460,600
Salesforce.com, Inc.* (a)	132,495	19,739,105
Solera Holdings, Inc. (a)	360,963	21,354,571

		100,943,841

Textiles, Apparel & Luxury Goods—1.8%
Lululemon Athletica, Inc.* (a)	148,868	16,646,420

Trading Companies & Distributors—2.1%
Fastenal Co. (a)	531,283	19,120,875

Wireless Telecommunication Services—1.0%
Millicom International Cellular S.A.	89,179	9,338,043

Total Common Stocks (Cost $703,510,257)		889,160,004

Preferred Stocks—2.0%

Automobiles—0.1%
Better Place LLC* (144A) (b)	247,240	741,720

Security Description	Shares/Par Amount	Value

Hotels, Restaurants & Leisure—0.6%
Zynga, Inc. Series C (144A) (b)	419,042	$5,878,788

Internet Software & Services—1.3%
Groupon, Inc. Series G* (144A) (b)	192,641	11,712,573

Total Preferred Stocks (Cost $12,706,038)		18,333,081

Short-Term Investments—25.3%

Mutual Funds—23.3%
State Street Navigator Securities Lending Prime Portfolio (c)	216,907,258	216,907,258

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $18,331,005 on 07/01/11 collateralized by $18,655,000 Freddie Mac at 2.550% due 09/08/17 with a value of $18,701,638.	$18,331,000	18,331,000

Total Short-Term Investments (Cost $235,238,258)		235,238,258

Total Investments—123.0% (Cost $951,454,553#)		1,142,731,343
Other Assets and Liabilities (net)—(23.0)%		(213,776,640)

Net Assets—100.0%		$928,954,703

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $951,454,553. Aggregate unrealized appreciation and depreciation of investments were $209,634,571 and $(18,357,781), respectively, resulting in net unrealized appreciation of $191,276,790 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $214,604,819 and the collateral received consisted of cash in the amount of $216,907,258 and non-cash collateral with a value of $885,835. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

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Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $18,333,081, which was 2.0% of net assets.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
IPO—	Initial Public Offering

See accompanying notes to financial statements.

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Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$31,439,673	$—	$—	$31,439,673
Biotechnology	7,227,632	—	—	7,227,632
Capital Markets	7,699,920	—	—	7,699,920
Chemicals	37,577,744	—	—	37,577,744
Commercial Services & Supplies	23,711,193	32,392,209	—	56,103,402
Communications Equipment	32,381,129	—	—	32,381,129
Construction Materials	9,470,047	—	—	9,470,047
Diversified Consumer Services	9,379,341	—	—	9,379,341
Diversified Financial Services	55,402,861	—	—	55,402,861
Food Products	19,107,733	—	—	19,107,733
Health Care Equipment & Supplies	50,533,944	—	—	50,533,944
Hotels, Restaurants & Leisure	49,631,351	—	—	49,631,351
Internet & Catalog Retail	29,887,292	—	—	29,887,292
Internet Software & Services	61,723,511	6,715,684	—	68,439,195
IT Services	13,813,547	—	—	13,813,547
Life Sciences Tools & Services	42,580,183	—	—	42,580,183
Machinery	—	15,038,083	—	15,038,083
Media	12,493,086	15,768,338	—	28,261,424
Metals & Mining	19,693,559	—	6,137,162	25,830,721
Multiline Retail	15,116,811	—	—	15,116,811
Oil, Gas & Consumable Fuels	31,339,769	—	—	31,339,769
Personal Products	9,557,744	—	—	9,557,744
Pharmaceuticals	13,922,630	—	—	13,922,630
Professional Services	42,843,684	16,842,496	—	59,686,180
Semiconductors & Semiconductor Equipment	23,682,469	—	—	23,682,469
Software	100,943,841	—	—	100,943,841
Textiles, Apparel & Luxury Goods	16,646,420	—	—	16,646,420
Trading Companies & Distributors	19,120,875	—	—	19,120,875
Wireless Telecommunication Services	—	9,338,043	—	9,338,043
Total Common Stocks	786,927,989	96,094,853	6,137,162	889,160,004
Total Preferred Stocks*	—	—	18,333,081	18,333,081

See accompanying notes to financial statements.

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Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Funds	$216,907,258	$—	$—	$216,907,258
Repurchase Agreement	—	18,331,000	—	18,331,000
Total Short-Term Investments	216,907,258	18,331,000	—	235,238,258
Total Investments	$1,003,835,247	$114,425,853	$24,470,243	$1,142,731,343

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Transfers in to Level 3	Balance as of June 30, 2011	Change in Unrealized Appreciation/ (Depreciation) for Investments still held at June 30, 2011
Common Stocks
Metals & Mining	$—	$(378,414)	$—	$6,515,576	$6,137,162	$(378,414)
Preferred Stocks
Automobiles	741,720	—	—	—	741,720	—
Hotels, Restaurants & Leisure	—	—	5,878,788	—	5,878,788	—
Internet Software & Services	6,085,529	5,627,044	—	—	11,712,573	5,627,044

Total	$6,827,249	$5,248,630	$5,878,788	$6,515,576	$24,470,243	$5,248,630

See accompanying notes to financial statements.

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Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$1,124,400,343
Repurchase Agreement	18,331,000
Cash	117
Cash denominated in foreign currencies (c)	1,003
Receivable for investments sold	26,700,543
Receivable for shares sold	602,613
Dividends receivable	548,774

Total assets	1,170,584,393

Liabilities
Payables for:
Investments purchased	23,082,871
Shares redeemed	958,752
Collateral for securities loaned	216,907,258
Accrued Expenses:
Management fees	469,049
Distribution and service fees - Class B	54,941
Distribution and service fees - Class E	2,511
Administration fees	4,117
Custodian and accounting fees	38,991
Deferred trustees’ fees	28,777
Other expenses	82,423

Total liabilities	241,629,690

Net Assets	$928,954,703

Net Assets Represented by
Paid in surplus	$1,176,471,884
Accumulated net realized loss	(436,948,486)
Unrealized appreciation on investments and foreign currency transactions	191,252,179
Distributions in excess of net investment income	(1,820,874)

Net Assets	$928,954,703

Net Assets
Class A	$629,346,619
Class B	278,713,288
Class E	20,894,796
Capital Shares Outstanding*
Class A	48,613,165
Class B	22,176,485
Class E	1,645,928
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.95
Class B	12.57
Class E	12.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $933,123,553.
(b)	Includes securities loaned at value of $214,604,819.
(c)	Identified cost of cash denominated in foreign currencies was $918.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$3,014,523
Interest (b)	855,648

Total investment income	3,870,171

Expenses
Management fees	2,848,502
Administration fees	23,280
Custodian and accounting fees	99,286
Distribution and service fees - Class B	325,172
Distribution and service fees - Class E	15,693
Audit and tax services	18,374
Legal	21,783
Trustees’ fees and expenses	13,092
Shareholder reporting	47,268
Insurance	5,654
Miscellaneous	4,682

Total expenses	3,422,786
Less management fee waiver	(49,589)

Net expenses	3,373,197

Net investment income	496,974

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	36,235,551
Foreign currency transactions	30,373
Net realized gain on investments and foreign currency transactions	36,265,924

Net change in unrealized appreciation (depreciation) on:
Investments	61,540,378
Foreign currency transactions	(24,981)

Net change in unrealized appreciation on investments and foreign currency transactions	61,515,397

Net realized and unrealized gain on investments and foreign currency transactions	97,781,321

Net Increase in Net Assets from Operations	$98,278,295

(a)	Net of foreign withholding taxes of $225,235.
(b)	Includes net income on securities loaned of $850,509.

See accompanying notes to financial statements.

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Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$496,974	$2,667,548
Net realized gain on investments and foreign currency transactions	36,265,924	120,001,146
Net change in unrealized appreciation on investments and foreign currency transactions	61,515,397	20,640,817

Net increase in net assets resulting from operations	98,278,295	143,309,511

Distributions to Shareholders
From net investment income
Class A	(4,134,923)	(38,454)
Class B	(1,487,244)	(6,879)
Class E	(131,024)	—
From net realized gains
Class A	(14,572,788)	—
Class B	(6,738,606)	—
Class E	(525,267)	—

Net decrease in net assets resulting from distributions	(27,589,852)	(45,333)

Net increase in net assets from capital share transactions	32,072,622	553,668,011

Net Increase in Net Assets	102,761,065	696,932,189
Net assets at beginning of period	826,193,638	129,261,449

Net assets at end of period	$928,954,703	$826,193,638

Undistributed (distributions in excess of) net investment income at end of period	$(1,820,874)	$3,435,343

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,085,362	$39,997,879	1,289,999	$13,501,222
Shares issued through acquisition	—	—	48,191,480	483,842,455
Reinvestments	1,439,054	18,707,711	3,884	38,454
Redemptions	(3,558,256)	(44,802,032)	(4,251,615)	(43,476,373)

Net increase	966,160	$13,903,558	45,233,748	$453,905,758

Class B
Sales	3,056,865	$37,194,370	4,218,294	$42,134,575
Shares issued through acquisition	—	—	6,954,679	67,947,214
Reinvestments	651,811	8,225,850	714	6,879
Redemptions	(2,092,009)	(25,618,592)	(2,889,448)	(28,039,700)

Net increase	1,616,667	$19,801,628	8,284,239	$82,048,968

Class E*
Sales	134,021	$1,655,938	226,620	$2,465,333
Shares issued through acquisition	—	—	1,880,909	18,545,759
Reinvestments	51,474	656,291	(327,773)	(3,297,807)
Redemptions	(319,323)	(3,944,793)	—	—

Net increase (decrease)	(133,828)	$(1632,564)	1,779,756	$17,713,285

Increase derived from capital shares transactions		$32,072,622		$553,668,011

*	Commencement of operations—04/27/2010

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$11.91		$9.01		$5.71		$11.82	$10.44	$10.19

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.01		0.07		0.02		0.02	0.05	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.44		2.85		3.28		(5.10)	2.29	0.90

Total From Investment Operations	1.45		2.92		3.30		(5.08)	2.34	0.89

Less Distributions
Distributions from Net Investment Income	(0.09)		(0.02)		(0.00	)++	(0.15)	—	—
Distributions from Net Realized Capital Gains	(0.32)		—		—		(0.88)	(0.96)	(0.64)

Total Distributions	(0.41)		(0.02)		(0.00	)++	(1.03)	(0.96)	(0.64)

Net Asset Value, End of Period	$12.95		$11.91		$9.01		$5.71	$11.82	$10.44

Total Return (%)	12.12		32.41		57.83		(46.67)	23.84	8.65

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.70	*	0.80		0.90		0.89	0.88	1.08
Ratio of Net Expenses to Average Net Assets (%)(c)	0.69	*	0.78		0.90		0.89	0.88	0.90
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.19	*	0.63		0.24		0.25	0.46	(0.08)
Portfolio Turnover Rate (%)	16.5		47.8		32.8		38.1	62.0	226.6
Net Assets, End of Period (in millions)	$629.3		$567.5		$21.7		$16.3	$29.6	$24.0

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$11.57		$8.76		$5.57		$11.55	$10.25	$10.04

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.00	+	0.02		0.00	+	(0.00)+	0.02	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.39		2.79		3.19		(4.97)	2.24	0.88

Total From Investment Operations	1.39		2.81		3.19		(4.97)	2.26	0.85

Less Distributions
Distributions from Net Investment Income	(0.07)		(0.00	)++	—		(0.13)	—	—
Distributions from Net Realized Capital Gains	(0.32)		—		—		(0.88)	(0.96)	(0.64)

Total Distributions	(0.39)		(0.00	)++	—		(1.01)	(0.96)	(0.64)

Net Asset Value, End of Period	$12.57		$11.57		$8.76		$5.57	$11.55	$10.25

Total Return (%)	11.96		32.09		57.27		(46.75)	23.48	8.37

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.95	*	1.05		1.15		1.14	1.14	1.34
Ratio of Net Expenses to Average Net Assets (%)(c)	0.94	*	1.03		1.15		1.14	1.13	1.15
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.06	)*	0.24		0.00	++	(0.03)	0.19	(0.30)
Portfolio Turnover Rate (%)	16.5		47.8		32.8		38.1	62.0	226.6
Net Assets, End of Period (in millions)	$278.7		$237.9		$107.5		$58.0	$81.5	$54.8

Please see the following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$11.69		$9.71

Income from Investment Operations
Net Investment Income(a)	0.00	+	0.04
Net Realized and Unrealized Loss on Investments	1.40		1.94

Total From Investment Operations	1.40		1.98

Less Distributions
Distributions from Net Investment Income	(0.08)		—
Distributions from Net Realized Capital Gains	(0.32)		—

Total Distributions	(0.40)		—

Net Asset Value, End of Period	$12.69		$11.69

Total Return (%)	12.00		20.39

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.85	*	0.95	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.84	*	0.93	*
Ratio of Net Investment Income to Average Net Assets (%)	0.03	*	0.50	*
Portfolio Turnover Rate (%)	16.5		47.8
Net Assets, End of Period (in millions)	$20.9		$20.8

*	Annualized
+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/27/2010.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$2,848,502	0.700%	First $200 Million

	0.650%	$200 Million to $500 Million

	0.625%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2010, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets less than or equal to $200 million and those in excess of $500 million but less than $750 million. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of: 0.650% of the first $500 million of the Portfolio’s average daily net assets and 0.625% of the Portfolio’s average daily net assets in excess of $500 million. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.90%	1.15%	1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

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Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Class B and Class E distribution plans and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolios, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$149,634,483	$—	$143,888,732

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Acquisition

At the close of business on April 30, 2010, the Portfolio, with aggregate Class A, Class B and Class E net assets of $23,327,535, $124,098,506 and $1,015, respectively, acquired all of the assets and liabilities of FI Mid Cap Opportunities Portfolio of the Metropolitan Series Fund, Inc. (“FI Mid Cap”). The acquisition was accomplished by a tax-free exchange of 48,191,480 Class A shares of the Portfolio (valued at $483,842,455) for 35,884,974 Class A shares of FI Mid Cap, 6,954,679 Class B shares of the Portfolio (valued at $67,947,214) for 5,156,153 of Class B shares of FI Mid Cap and 1,880,909 Class E shares of the Portfolio (valued at $18,545,759) for 1,391,511 Class E shares of FI Mid Cap. FI Mid Cap then distributed the Class A, B and E shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because FI Mid Cap had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. FI Mid Cap’s net assets on April 30, 2010, were $483,842,455, $67,947,214 and $18,545,759 for Class A, Class B and Class E, respectively, including investments valued at $540,212,782 with a cost basis of $435,057,033. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the

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MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Acquisition - continued

Portfolio from FI Mid Cap were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $537,593,548 in capital loss carry forwards from FI Mid Cap.

The net assets of the Portfolio immediately after the acquisition were $717,762,484, which included $105,155,748 of acquired unrealized appreciation and $1,400,330 of acquired distributions in excess of net investment income.

Assuming the acquisition had been completed on January 1, 2010, the Portfolio’s pro-forma results of operations for the year ended December 31, 2010 are as follows:

(Unaudited)

Net Investment income	$1,599,740	(a)

Net realized and unrealized gain (loss) on Investments and foreign currency transactions	279,922,568	(b)

Net increase in assets from operations	$281,522,308

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of FI Mid Cap that have been included in the Portfolio’s Statement of Operations since April 30, 2010.

(a) $2,667,548 as reported plus $(1,400,330) FI Mid Cap pre-merger, plus $282,870 in lower Advisory fees, plus $49,652 of pro-forma eliminated other expenses.

(b) $140,641,963 as reported plus $139,280,605 FI Mid Cap pre-merger.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$45,333	$4,077	$—	$—	$45,333	$4,077

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$6,649,070	$21,230,777	$127,142,526	$(473,211,695)	$(318,189,322)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2015	Expiring 12/31/2016		Total

$265,131,627*	$208,080,068	*	$473,211,695

*	The Portfolio acquired capital losses in the merger with FI Mid Cap on April 30, 2010, which are subject to a first year limitation of $64,381,853.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as

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MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Income Tax Information - continued

short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Managed By OppenheimerFunds, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Oppenheimer Capital Appreciation Portfolio returned 5.37%, 5.36% and 5.41%, respectively, compared to its benchmark, the Russell 1000 Growth Index1, which returned 6.83%.

Market Environment/Conditions

Overall, the recovery from the global financial crisis continued during the reporting period. Improvements in consumer spending, business investment and the employment picture in the U.S. led the Federal Reserve in early 2011 to upgrade its Gross Domestic Product (“GDP”) forecast for 2011. Similarly, the European Central Bank around the same time increased its growth forecast, and the International Monetary Fund (“IMF”) provided an estimate that emerging markets would produce strong growth in 2011, although at a decreased rate from 2010. Real GDP growth during the calendar first quarter of 2011 was positive year-on-year in the U.S. and especially so in the larger economies of the euro zone. Corporations reported strong earnings growth and analysts raised their earnings forecasts. In general, corporations continued to make progress deleveraging their balance sheets and corporate cash levels continued to rise.

In the final two months of the reporting period, global equity markets experienced a pull-back. As was the case over the summer of 2010, investors became preoccupied with sovereign risk in peripheral Europe, particularly in regard to Greece. While the result of that sovereign debt crisis spurred European policymakers to put together a package extending credit facilities to highly indebted European nations, it did not prevent borrowing costs from subsequently continuing to soar for many of the indebted countries. Market uncertainty over the economic fortunes of peripheral Europe and its ability to repay its debts grew as the period came to a close, also creating political crises within the indebted nations themselves.

While sovereign debt concerns continued to occupy the euro zone, political unrest continued throughout the Middle East and Northern Africa, sending oil prices during the period substantially higher. An uptick in the U.S. unemployment rate resulted in worries that stubbornly high unemployment rates in the U.S., which had been trending downward, could dampen consumer spending and continue to provide a drag on the U.S.’s economic recovery. One of the most powerful earthquakes on modern record struck Japan, causing a significant disruption to its economy and precipitating a nuclear crisis. However, global companies generally managed to cope with supply chain disruptions caused by the disaster in Japan.

Portfolio Review/Current Positioning

The Portfolio outperformed the Index primarily in the Consumer Discretionary sector, led by stronger relative stock selection. The most significant detractors from relative performance were the Portfolio’s stock selection in the Information Technology and Financials sectors.

All of the top individual detractors to Portfolio performance came from the Information Technology sector. Towards the end of the reporting period, the drop in U.S. stock prices broadly led technology company valuations to drop to their lowest levels in more than a decade. Information Technology as a sector during that time fell farther than most of the other sectors of the Index. The March 11 earthquake and tsunami in Japan also fueled market speculation that disruptions to the supply chain could affect information technology companies not just in Japan but globally, also sending information technology stocks generally lower. Overall, however, disruptions to the supply chain in the second quarter, in actuality, were not as bad as the market initially feared. The top five individual detractors to performance included internet software and services giant Google, Inc., communications equipment providers Cisco Systems, Inc. and Juniper Networks, Inc., semiconductor firm Broadcom Corp. and internet software and service provider Akamai Technologies, Inc.

A jump in operating expenses due to increased marketing efforts and hiring of new employees caused Google’s shares to fall. The company also declined as the market grew concerned that certain tech stocks were overvalued given the uncertain economy and potential for future lower revenues, leading to some profit taking. Despite beating analysts’ expectations in its fiscal third quarter, Cisco Systems issued a disappointing financial outlook in which it promised to cut $1 billion in costs. Juniper Networks’ stock was hurt by the volatile economic environment, as the company’s CEO cautioned that reduced federal spending in the U.S. and the earthquake in Japan could negatively impact the company. Broadcom and Akamai both experienced declines as they issued second quarter guidance below analysts’ estimates. We exited our position in Akamai by period end.

During the period, leading mobile phone chipmaker Qualcomm, Inc. was the top performing stock within Information Technology and the top performing stock for the Portfolio overall. The company raised its 2011 forecast amid strong sales. The company also signed a subscriber unit license agreement with Chinese mobile phone maker Zoom Technologies, Inc. Within Information Technology, Apple, Inc. also performed well for the Portfolio as the stock received a boost from continued popularity of the iPhone. Within the Energy sector, oil and gas equipment and service provider Halliburton Co. benefited from rising oil prices and led the sector in terms of positive contributors. Within Industrials, heavy equipment maker Caterpillar, Inc. announced its first-quarter profits rose five-fold given increased demand for its mining and construction equipment. In terms of Health Care, stocks that performed well for the Portfolio, pharmaceutical firm Allergan, Inc., the maker of Botox, contributed to Portfolio results, as it raised its 2011 guidance and projected second-quarter sales that topped analysts’ expectations. Life science tools and service provider Thermo Fisher Scientific also had a strong reporting period, lifted by strong growth across its product lines and impressive financial results.

At period end, the Portfolio relative to the Index had significant overweight positions in the Health Care and Industrials sectors. The Portfolio had its largest relative underweight in Consumer Staples. The Portfolio also held significant underweights in Consumer Discretionary and Materials when compared to the Index.

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Managed By OppenheimerFunds, Inc.

Portfolio Manager Commentary* (continued)

While an uncertain economic environment may continue to create volatile short-term returns in the market, we continue to seek quality growth companies supported by long-term growth themes. As such, we remain optimistic regarding the Portfolio’s disciplined investment strategy over the long term, which combines top-down sector analysis and bottom-up fundamental research.

Julie Van Cleave, CFA

Portfolio Manager

OppenheimerFunds, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Apple, Inc.	4.8
QUALCOMM, Inc.	4.0
Oracle Corp.	3.0
Google, Inc. - Class A	2.8
Occidental Petroleum Corp.	2.4
ConocoPhillips Co.	1.9
Allergan, Inc.	1.9
Caterpillar, Inc.	1.8
Schlumberger, Ltd.	1.8
Thermo Fisher Scientific, Inc.	1.8

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	19.5
Industrials	18.7
Communications	15.1
Technology	14.6
Energy	11.8
Cyclical	11.7
Basic Materials	4.9
Financials	3.4
Cash & Equivalents	0.3

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Oppenheimer Capital Appreciation Portfolio managed by

OppenheimerFunds, Inc. vs. Russell 1000 Growth Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
Oppenheimer Capital Appreciation Portfolio—Class A	5.37%	30.81%	2.21%	—	2.05%
Class B	5.36%	30.68%	1.99%	0.85%	—
Class E	5.41%	30.76%	2.09%	—	3.24%
Russell 1000 Growth Index[1]	6.83%	35.01%	5.33%	2.24%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within Russell 1000 companies, that have higher price-to-book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/2/05. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.65%	$1,000.00	$1,053.70	$3.31
Hypothetical*	0.65%	1,000.00	1,021.57	3.26

Class B
Actual	0.90%	$1,000.00	$1,053.60	$4.58
Hypothetical*	0.90%	1,000.00	1,020.33	4.51

Class E
Actual	0.80%	$1,000.00	$1,054.10	$4.07
Hypothetical*	0.80%	1,000.00	1,020.83	4.01

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
Goodrich Corp.	121,690	$11,621,395
United Technologies Corp.	92,620	8,197,796

		19,819,191

Air Freight & Logistics—1.2%
United Parcel Service, Inc.—Class B	126,230	9,205,954

Auto Components—1.1%
Johnson Controls, Inc.	199,390	8,306,587

Beverages—3.2%
Brown-Forman Corp.—Class B	61,030	4,558,331
Coca-Cola Co. (The)	173,460	11,672,123
SABMiller plc	207,270	7,565,430

		23,795,884

Biotechnology—0.8%
Celgene Corp.*	99,730	6,015,714

Capital Markets—0.4%
Charles Schwab Corp. (The)	196,850	3,238,183

Chemicals—3.3%
Albemarle Corp.	59,230	4,098,716
Ecolab, Inc.	144,850	8,166,643
Praxair, Inc.	113,740	12,328,279

		24,593,638

Commercial Banks—1.0%
Standard Chartered plc	139,791	3,677,609
Wells Fargo & Co.	122,220	3,429,493

		7,107,102

Communications Equipment—5.6%
Juniper Networks, Inc.*	369,310	11,633,265
QUALCOMM, Inc.	527,030	29,930,034

		41,563,299

Computers & Peripherals—4.8%
Apple, Inc.*	106,990	35,913,333

Consumer Finance—1.0%
American Express Co.	142,450	7,364,665

Diversified Financial Services—1.0%
IntercontinentalExchange, Inc.*	17,530	2,186,167
JPMorgan Chase & Co.	133,480	5,464,671

		7,650,838

Security Description	Shares	Value

Electrical Equipment—2.8%
ABB, Ltd.*	362,503	$9,393,481
Emerson Electric Co.	206,090	11,592,562

		20,986,043

Electronic Equipment, Instruments & Components—1.3%
Corning, Inc.	540,930	9,817,879

Energy Equipment & Services—4.8%
Baker Hughes, Inc.	25,490	1,849,554
Halliburton Co.	243,300	12,408,300
National Oilwell Varco, Inc.	100,090	7,828,039
Schlumberger, Ltd.	154,010	13,306,464

		35,392,357

Food & Staples Retailing—1.6%
Costco Wholesale Corp.	143,940	11,693,686

Food Products—2.5%
Nestle S.A.	178,604	11,092,189
Unilever N.V.	222,769	7,308,999

		18,401,188

Health Care Equipment & Supplies—2.5%
Baxter International, Inc.	163,850	9,780,206
Stryker Corp.	144,920	8,505,355

		18,285,561

Health Care Providers & Services—1.5%
Express Scripts, Inc.* (a)	145,470	7,852,470
Medco Health Solutions, Inc.*	60,430	3,415,504

		11,267,974

Hotels, Restaurants & Leisure—1.7%
McDonald’s Corp.	149,990	12,647,157

Household Products—1.3%
Colgate-Palmolive Co.	111,200	9,719,992

Internet & Catalog Retail—1.5%
Amazon.com, Inc.*	52,625	10,761,286

Internet Software & Services—4.1%
eBay, Inc.*	311,310	10,045,974
Google, Inc.—Class A*	40,420	20,467,879

		30,513,853

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—3.2%
Cognizant Technology Solutions Corp.—Class A*	134,810	$9,886,965
International Business Machines Corp.	44,130	7,570,501
Visa, Inc.—Class A (a)	74,160	6,248,722

		23,706,188

Life Sciences Tools & Services—3.1%
Illumina, Inc.* (a)	59,110	4,442,117
Mettler-Toledo International, Inc.* (a)	32,210	5,432,861
Thermo Fisher Scientific, Inc.*	204,060	13,139,423

		23,014,401

Machinery—7.7%
Caterpillar, Inc.	126,560	13,473,577
Danaher Corp.	213,340	11,304,887
Deere & Co.	88,820	7,323,209
Joy Global, Inc.	127,820	12,173,577
Parker Hannifin Corp.	141,590	12,706,287

		56,981,537

Media—1.5%
Walt Disney Co. (The)	275,800	10,767,232

Metals & Mining—1.5%
Barrick Gold Corp.	60,280	2,730,081
Freeport-McMoRan Copper & Gold, Inc.	160,550	8,493,095

		11,223,176

Oil, Gas & Consumable Fuels—6.9%
Chevron Corp.	112,350	11,554,074
ConocoPhillips Co.	191,760	14,418,434
EOG Resources, Inc.	71,330	7,457,552
Occidental Petroleum Corp.	170,880	17,778,355

		51,208,415

Pharmaceuticals—6.1%
Allergan, Inc.	168,090	13,993,493
Bristol-Myers Squibb Co.	328,140	9,502,934
Novo Nordisk A.S.—Class B	100,160	12,576,703
Roche Holdings AG	54,226	9,065,488

		45,138,618

Road & Rail—1.7%
Union Pacific Corp.	118,620	12,383,928

Semiconductors & Semiconductor Equipment—1.4%
Broadcom Corp.—Class A	318,720	10,721,741

Security Description	Shares/Par Amount	Value

Software—5.9%
Intuit, Inc.*	206,490	$10,708,571
Oracle Corp.	673,370	22,160,607
VMware, Inc.—Class A*	108,740	10,899,010

		43,768,188

Specialty Retail—3.4%
Bed Bath & Beyond, Inc.*	50,790	2,964,612
O’Reilly Automotive, Inc.*	117,630	7,705,942
Tiffany & Co. (a)	73,210	5,748,449
TJX Cos., Inc. (The)	165,000	8,667,450

		25,086,453

Textiles, Apparel & Luxury Goods—3.8%
Coach, Inc.	174,430	11,151,310
NIKE, Inc.—Class B (a)	105,550	9,497,389
Polo Ralph Lauren Corp. (a)	57,610	7,639,662

		28,288,361

Wireless Telecommunication Services—1.1%
NII Holdings, Inc.*	193,100	8,183,578

Total Common Stocks (Cost $576,112,536)		734,533,180

Short-Term Investments—4.8%

Mutual Funds—4.5%
State Street Navigator Securities Lending Prime Portfolio (b)	33,237,871	33,237,871

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $2,163,001 on 07/01/11 collateralized by $2,205,000 Freddie Mac at 2.550% due 09/08/17 with a value of $2,210,513.	$2,163,000	2,163,000

Total Short-Term Investments (Cost $35,400,871)		35,400,871

Total Investments—103.8% (Cost $611,513,407#)		769,934,051
Other Assets and Liabilities (net)—(3.8)%		(28,031,083)

Net Assets—100.0%		$741,902,968

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $611,513,407. The aggregate unrealized appreciation and depreciation of investments were $164,738,039 and $(6,317,395), respectively, resulting in net unrealized appreciation of $158,420,644 for federal income tax purpose.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $32,483,905 and the collateral received consisted of cash in the amount of $33,237,871. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$734,533,180	$—	$—	$734,533,180
Short-Term Investments
Mutual Funds	33,237,871	—	—	33,237,871
Repurchase Agreement	—	2,163,000	—	2,163,000
Total Short-Term Investments	33,237,871	2,163,000	—	35,400,871
Total Investments	$705,241,598	$64,692,453	$—	$769,934,051

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$767,771,051
Repurchase Agreement	2,163,000
Cash	891,393
Cash denominated in foreign currencies (c)	1,156,385
Receivable for investments sold	12,283,314
Receivable for shares sold	74,505
Dividends receivable	1,096,618

Total assets	785,436,266

Liabilities
Payables for:
Investments purchased	8,977,030
Shares redeemed	734,403
Collateral for securities loaned	33,237,871
Accrued Expenses:
Management fees	355,179
Distribution and service fees - Class B	70,298
Distribution and service fees - Class E	624
Administration fees	3,372
Custodian and accounting fees	19,974
Deferred trustees’ fees	20,516
Other expenses	114,031

Total liabilities	43,533,298

Net Assets	$741,902,968

Net Assets Represented by
Paid in surplus	$811,442,575
Accumulated net realized loss	(230,745,692)
Unrealized appreciation on investments and foreign currency transactions	158,527,180
Undistributed net investment income	2,678,905

Net Assets	$741,902,968

Net Assets
Class A	$384,639,837
Class B	352,063,096
Class E	5,200,035
Capital Shares Outstanding*
Class A	59,315,548
Class B	54,965,015
Class E	804,765
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$6.48
Class B	6.41
Class E	6.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $609,350,407.
(b)	Includes securities loaned at value of $32,483,905.
(c)	Identified cost of cash denominated in foreign currencies was $1,118,171.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$5,426,452
Interest (b)	21,947

Total investment income	5,448,399

Expenses
Management fees	2,211,936
Administration fees	20,015
Custodian and accounting fees	62,703
Distribution and service fees - Class B	440,138
Distribution and service fees - Class E	3,847
Audit and tax services	15,966
Legal	20,802
Trustees’ fees and expenses	15,868
Shareholder reporting	58,783
Insurance	164
Miscellaneous	5,426

Total expenses	2,855,648

Net investment income	2,592,751

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	12,653,670
Foreign currency transactions	25,500

Net realized gain on investments and foreign currency transactions	12,679,170

Net change in unrealized appreciation on:
Investments	24,085,386
Foreign currency transactions	28,653

Net change in unrealized appreciation on investments and foreign currency transactions	24,114,039

Net realized and unrealized gain on investments and foreign currency transactions	36,793,209

Net Increase in Net Assets from Operations	$39,385,960

(a)	Net of foreign withholding taxes of $166,586.
(b)	Includes net income on securities loaned of $21,838.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,592,751	$2,334,809
Net realized gain (loss) on investments and foreign currency transactions	12,679,170	(5,840,690)
Net change in unrealized appreciation on investments and foreign currency transactions	24,114,039	66,053,441

Net increase in net assets resulting from operations	39,385,960	62,547,560

Distributions to Shareholders
From net investment income
Class A	(1,277,339)	(2,574,087)
Class B	(354,195)	(1,488,387)
Class E	(10,076)	(26,076)

Net decrease in net assets resulting from distributions	(1,641,610)	(4,088,550)

Net decrease in net assets from capital share transactions	(38,920,224)	(83,988,610)

Net Decrease in Net Assets	(1,175,874)	(25,529,600)
Net assets at beginning of period	743,078,842	768,608,442

Net assets at end of period	$741,902,968	$743,078,842

Undistributed net investment income at end of period	$2,678,905	$1,727,764

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	854,498	$5,436,050	1,399,004	$7,857,255
Reinvestments	197,425	1,277,339	433,348	2,574,087
Redemptions	(4,040,506)	(25,715,909)	(12,291,992)	(67,403,129)

Net decrease	(2,988,583)	$(19,002,520)	(10,459,640)	$(56,971,787)

Class B
Sales	1,573,387	$9,863,390	4,722,162	$25,829,448
Reinvestments	55,430	354,195	253,558	1,488,387
Redemptions	(4,797,011)	(30,124,895)	(9,758,004)	(53,794,226)

Net decrease	(3,168,194)	$(19,907,310)	(4,782,284)	$(26,476,391)

Class E
Sales	121,509	$771,953	250,275	$1,397,259
Reinvestments	1,562	10,076	4,405	26,076
Redemptions	(125,345)	(792,423)	(360,908)	(1,963,767)

Net decrease	(2,274)	$(10,394)	(106,228)	$(540,432)

Decrease derived from capital shares transactions		$(38,920,224)		$(83,988,610)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.17		$5.66	$3.93	$9.94	$9.27	$8.69

Income (Loss) from Investment Operations
Net Investment Income(a)	0.03		0.02	0.02	0.02	0.03	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.30		0.53	1.71	(3.49)	1.26	0.66

Total From Investment Operations	0.33		0.55	1.73	(3.47)	1.29	0.68

Less Distributions
Distributions from Net Investment Income	(0.02)		(0.04)	—	(0.31)	(0.01)	(0.03)
Distributions from Net Realized Capital Gains	—		—	—	(2.23)	(0.61)	(0.07)

Total Distributions	(0.02)		(0.04)	—	(2.54)	(0.62)	(0.10)

Net Asset Value, End of Period	$6.48		$6.17	$5.66	$3.93	$9.94	$9.27

Total Return (%)	5.37		9.68	44.02	(45.80)	14.45	7.81

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.65	*	0.66	0.67	0.62	0.62	0.65
Ratio of Net Expenses to Average Net Assets (%)(b)	0.65	*	0.66	0.67	0.62	0.62	0.65
Ratio of Net Investment Income to Average Net Assets (%)	0.82	*	0.44	0.42	0.38	0.33	0.22
Portfolio Turnover Rate (%)	13.3		57.8	45.4	84.4	70.8	60.7
Net Assets, End of Period (in millions)	$384.6		$384.3	$411.9	$312.0	$124.7	$505.6

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.09		$5.59	$3.89	$9.86	$9.20	$8.62

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.02		0.01	0.01	0.01	0.00 +	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.31		0.51	1.69	(3.47)	1.27	0.67

Total from Investment Operations	0.33		0.52	1.70	(3.46)	1.27	0.66

Less Distributions
Distributions from Net Investment Income	(0.01)		(0.02)	—	(0.28)	—	(0.01)
Distributions from Net Realized Capital Gains	—		—	—	(2.23)	(0.61)	(0.07)

Total Distributions	(0.01)		(0.02)	—	(2.51)	(0.61)	(0.08)

Net Asset Value, End of Period	$6.41		$6.09	$5.59	$3.89	$9.86	$9.20

Total Return (%)	5.36		9.40	43.70	(45.94)	14.29	7.62

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.90	*	0.91	0.92	0.88	0.89	0.90
Ratio of Net Expenses to Average Net Assets (%)(b)	0.90	*	0.91	0.92	0.88	0.89	0.90
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.57	*	0.19	0.17	0.12	0.03	(0.06)
Portfolio Turnover Rate (%)	13.3		57.8	45.4	84.4	70.8	60.7
Net Assets, End of Period (in millions)	$352.1		$353.8	$351.6	$260.1	$553.3	$535.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.14		$5.64	$3.92	$9.93	$9.25	$8.68

Income (Loss) from Investment Operations
Net Investment Income(a)	0.02		0.02	0.01	0.01	0.01	0.00 +
Net Realized and Unrealized Gain (Loss) on Investments	0.31		0.51	1.71	(3.49)	1.28	0.67

Total From Investment Operations	0.33		0.53	1.72	(3.48)	1.29	0.67

Less Distributions
Distributions from Net Investment Income	(0.01)		(0.03)	—	(0.30)	(0.00)++	(0.03)
Distributions from Net Realized Capital Gains	—		—	—	(2.23)	(0.61)	(0.07)

Total Distributions	(0.01)		(0.03)	—	(2.53)	(0.61)	(0.10)

Net Asset Value, End of Period	$6.46		$6.14	$5.64	$3.92	$9.93	$9.25

Total Return (%)	5.41		9.41	43.88	(45.91)	14.48	7.68

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.80	*	0.81	0.82	0.78	N/A	0.80
Ratio of Net Expenses to Average Net Assets (%)(b)	0.80	*	0.81	0.82	0.78	0.80	0.80
Ratio of Net Investment Income to Average Net Assets (%)	0.67	*	0.29	0.26	0.22	0.13	0.03
Portfolio Turnover Rate (%)	13.3		57.8	45.4	84.4	70.8	60.7
Net Assets, End of Period (in millions)	$5.2		$5.0	$5.1	$3.1	$6.2	$2.5

*	Annualized
+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$2,211,936	0.65%	First $150 Million

	0.625%	$150 Million to $300 Million

	0.60%	$300 Million to $500 Million

	0.55%	$500 Million to $700 Million

	0.525%	$700 Million to $900 Million

	0.50%	Over $900 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$99,638,373	$—	$141,210,216

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

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Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$4,088,550	$—	$—	$—	$4,088,550	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$1,744,064	$—	$131,313,743	$(240,325,462)	$(107,267,655)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$140,690,487	$83,080,890	$16,554,085	$240,325,462

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Recent Accounting Pronouncements - continued

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 5.31%, 5.13% and 5.17%, respectively, compared to its benchmark, the Barclay’s Capital U.S. TIPS Index1, which returned 5.81%.

Market Environment/Conditions

Concern about political unrest across the Middle East/North Africa, the strongest earthquake on record in Japan, and the sovereign debt crisis in the Eurozone sparked a flight to safety and boosted demand for Treasuries and Treasury Inflation-Protected Securities (TIPS) during the first half of the year. During the first half of 2011, TIPS gained 5.81 percent year-to-date, as represented by the Barclays Capital U.S. TIPS Index. TIPS also outperformed their nominal Treasury bond counterparts as 10-year breakeven inflation levels widened (i.e. the difference between nominal and real yields), or nominal yields declined less than real yields. The real yield curve ended the first half of the year steeper as 2-year TIPS yields fell 18 basis points while 30-year TIPS yields fell 9 basis points.

The TIPS rally stalled late during the final days of the first half of the year as Greece’s parliament approved austerity measures, easing concerns (at least temporarily) about the potential for the Euro area’s first sovereign default. In addition, U.S. manufacturing businesses unexpectedly expanded at a faster pace in June, suggesting that the supply chain disruption from the Japanese earthquake was easing.

Another indicator that raised hopes for stronger growth in the second half of 2011 was falling commodity prices. Lower retail fuel prices relieved some stress on consumers coping with an official unemployment rate over 9 percent and continued weakness in residential property markets. On June 30 the Federal Reserve (Fed) ended its $600 billion program of buying Treasuries, including TIPS, known as QE2, and indicated its intent to continue buying Treasuries with proceeds from maturing debt on its $2.9 trillion balance sheet. The Fed also reiterated its “extended period” language for a near-zero federal funds rate.

Portfolio Review/Current Positioning

The Portfolio’s underweight to Treasury Inflation-Protected Securities (TIPS) detracted from performance as the sector outperformed Treasuries. A steepening bias added to performance as the nominal yield curve steepened; the 2-year yield fell 14 basis points while the 30-year rose 4 basis points. Additionally, exposure to Australian inflation-linked bonds (ILBs) added to performance during the period as real yields declined on slower growth prospects due to economic linkages with China. A modest exposure to commercial mortgage-backed securities added to returns as spreads on these securities tightened. Additionally, an overweight to bonds of banks, finance companies, and life insurers, which gained amid improving balance sheets and higher profits, added to performance. An emerging markets (EM) emphasis, especially to EM corporates in Russia, also added to performance. Finally, exposure to a basket of emerging market currencies added to returns as these currencies appreciated versus the U.S. dollar.

At period end, the Portfolio was underweight U.S. duration via TIPS given low real yields, however, overweight long-dated issues to capture relatively higher real yields in addition to attractiveness from “rolling down” a steep yield curve. The Portfolio also maintained positions in nominal money market futures where markets are pricing in more Fed tightening than we foresee. This offers potential to gain by “rolling down” the steep short maturity nominal curve. The Portfolio has also been diversifying its core exposure with allocations to ILBs in Australia, which offer relatively high real yields. Australia exhibits high quality real yields given favorable fiscal dynamics. The Portfolio also maintained exposure to German Bunds against core European linkers, especially France where inflation is expected to slow. In the spread sector space, the Portfolio continued to hold non-Agency mortgages and commercial mortgage-backed securities (CMBS) that have senior positions in the capital structure as another source of attractive yield. The Portfolio also included exposure to high grade corporates, especially U.S. banking and financial credits, where valuations and fundamentals remain compelling versus their counterparts in Europe and the broader corporate market. The Portfolio also included holdings of corporate and quasi-sovereign bonds in high quality EM countries and maintained exposure to relatively high nominal and real local interest rates in Brazil. Finally, the Portfolio invests in relatively high yielding, high quality EM currencies.

Mihir P. Worah

Managing Director

Pacific Investment Management Company LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not

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PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary* (continued)

reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Issuers
% of Net Assets
U.S. Treasury Inflation Indexed Bond	43.3
U.S. Treasury Inflation Index Note	38.5
Japan Treasury Bills	4.0
Italy Buoni Poliennali Del Tesoro	3.0
Royal Bank of Scotland plc	2.5
SLM Student Loan Trust	1.9
Westpac Banking Corp.	1.7
Citigroup, Inc.	1.5
Freddie Mac	1.5
Commonwealth Bank of Australia	1.3

Top Sectors
% of Market Value of Total Investments
U.S. Treasury & Government Agencies	59.7
Domestic Bonds & Debt Securities	20.7
Foreign Bonds & Debt Securities	6.9
Mortgage Backed Securities	6.0
Asset Backed Securities	4.4
Cash & Equivalents	1.5
Loan Participation	0.7
Municipals	0.1

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PIMCO Inflation Protected Bond Portfolio

PIMCO Inflation Protected Bond Portfolio managed by

Pacific Investment Management Company LLC vs. Barclays Capital U.S. TIPS Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
PIMCO Inflation Protected Bond Portfolio—Class A	5.31%	7.85%	7.22%	6.29%
Class B	5.13%	7.59%	6.95%	6.02%
Class E	5.17%	7.73%	7.06%	6.89%
Barclays Capital U.S. TIPS Index[1]	5.81%	7.74%	6.91%	6.06%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index Securities.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A and Class B shares is 5/1/03. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 5/1/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.50%	$1,000.00	$1,053.10	$2.55
Hypothetical*	0.50%	1,000.00	1,022.32	2.51

Class B
Actual	0.75%	$1,000.00	$1,051.30	$13.81
Hypothetical*	0.75%	1,000.00	1,021.08	3.76

Class E
Actual	0.65%	$1,000.00	$1,051.70	$3.31
Hypothetical*	0.65%	1,000.00	1,021.57	3.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—86.8% of Net Assets

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—2.1%
Fannie Mae 15 Yr. Pool
4.500%, 04/01/23	$2,408,306	$2,561,220
4.500%, 04/01/24	10,836,356	11,524,403
Fannie Mae 30 Yr. Pool
5.500%, 12/01/36	2,910,811	3,156,968
Fannie Mae ARM Pool
2.680%, 11/01/34 (a)	2,104,252	2,218,801
1.495%, 07/01/44 (a)	44,173	44,206
1.495%, 09/01/44 (a)	72,996	73,082
Fannie Mae REMICS
0.336%, 08/25/34 (a)	229,604	221,022
0.986%, 02/25/36 (a)	804,041	804,188
0.246%, 12/25/36 (a)	172,440	170,223
0.246%, 07/25/37 (a)	1,934,090	1,908,148
0.566%, 07/25/37 (a)	230,306	231,198
0.866%, 02/25/41 (a)	12,404,648	12,432,793
Fannie Mae Whole Loan
0.536%, 05/25/42 (a)	173,186	173,522
5.950%, 02/25/44	199,865	201,890
Freddie Mac ARM Non-Gold Pool
2.489%, 01/01/34 (a)	195,150	204,248
Freddie Mac REMICS
0.587%, 03/15/17 (a)	54,331	54,345
0.417%, 02/15/19 (a)	4,979,041	4,982,045
0.337%, 10/15/20 (a)	1,788,745	1,786,131
0.537%, 12/15/30 (a)	96,577	96,655
0.637%, 08/15/33 (a)	13,096,406	13,147,489
Ginnie Mae
0.486%, 03/20/37 (a)	14,216,978	14,168,155

		70,160,732

Federal Agencies—2.9%
Fannie Mae REMICS
2.524%, 05/25/35 (a)	1,069,905	1,114,758
Federal Home Loan Mortgage Corp.
0.146%, 03/21/13 (a)	50,300,000	50,322,668
Federal National Mortgage Association
1.250%, 03/14/14	10,700,000	10,823,424
6.000%, 03/09/20	10,100,000	10,204,848
5.375%, 04/11/22	1,700,000	1,759,322
6.280%, 06/15/27	1,000,000	1,024,257
Freddie Mac Structured Pass Through Securities
0.446%, 08/25/31 (a)	91,955	89,410

Security Description	Par Amount	Value

Federal Agencies—(Continued)
1.484%, 10/25/44 (a)	$5,577,914	$5,605,420
1.495%, 02/25/45 (a)	1,658,506	1,638,564
NCUA Guaranteed Notes
Series 2010-R1 Class 1A 0.635%, 10/07/20 (a)	5,979,608	5,990,850
Series 2010-R3 Class 2A 0.745%, 12/08/20 (a)	6,959,703	6,999,373

		95,572,894

U.S. Treasury—81.8%
U.S. Treasury Inflation Indexed Bonds 2.375%, 01/15/25	142,919,653	164,491,660
2.000%, 01/15/26 (b)	88,289,080	96,607,589
2.375%, 01/15/27	120,101,058	137,177,987
1.750%, 01/15/28 (b)	133,132,559	139,560,332
3.625%, 04/15/28	122,222,706	161,171,660
2.500%, 01/15/29 (b)	90,995,278	105,881,560
3.875%, 04/15/29 (b)	144,176,304	197,825,605
3.375%, 04/15/32	2,153,577	2,853,657
2.125%, 02/15/40	19,558,392	21,326,295
2.125%, 02/15/41	85,917,380	93,535,846
U.S. Treasury Inflation Indexed Notes 3.375%, 01/15/12	139,681,536	142,747,965
3.000%, 07/15/12	217,597,804	227,117,707
2.000%, 01/15/16	14,614,539	16,251,820
2.000%, 04/15/12	101,095,214	103,330,328
0.625%, 04/15/13	26,276,601	27,066,949
1.875%, 07/15/13	32,810,972	34,882,165
2.000%, 01/15/14	243,691,719	262,692,118
1.250%, 04/15/14	71,310,003	75,694,427
2.000%, 07/15/14	72,884,278	79,529,283
1.625%, 01/15/15	50,283,947	54,573,821
0.125%, 04/15/16	34,533,930	35,335,221
2.375%, 01/15/17	99,301,222	113,374,092
2.625%, 07/15/17	126,412,468	147,171,797
1.625%, 01/15/18	48,192,517	53,041,889
1.375%, 07/15/18	5,839,400	6,345,787
1.375%, 01/15/20 (b)	80,027,657	85,892,164
1.250%, 07/15/20 (b)	94,604,660	100,162,684
1.125%, 01/15/21	30,940,091	32,158,357

		2,717,800,765

Total U.S. Treasury & Government Agencies (Cost $2,856,719,624)		2,883,534,391

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—30.1%

Security Description	Par Amount	Value

Beverages—0.3%
DanFin Funding, Ltd. 0.976%, 07/16/13 (144A) (a)	$11,600,000	$11,638,253

Capital Markets—4.7%
ABN Amro Bank N.V. 2.043%, 01/30/14 (144A) (a)	13,800,000	13,789,465
Banco Mercantil del Norte S.A. 4.375%, 07/19/15 (144A)	5,600,000	5,685,409
Goldman Sachs Group, Inc. (The) 1.720%, 11/15/14 (EUR) (a)	15,400,000	21,719,614
Lehman Brothers Holdings, Inc. 0.012%, 11/24/08 (c)	300,000	78,750
0.000%, 12/23/08 (c)	6,300,000	1,653,750
0.024%, 09/26/14 (c)	700,000	189,875
0.011%, 09/27/27 (c)	400,000	106,500
Merrill Lynch & Co., Inc.
Series C 0.482%, 06/05/12 (a)	5,300,000	5,291,414
6.050%, 08/15/12	22,200,000	23,376,511
Series EMTN 2.276%, 09/27/12 (EUR) (a)	3,000,000	4,273,444
1.621%, 01/31/14 (EUR) (a)	3,400,000	4,828,769
1.730%, 05/30/14 (EUR) (a)	2,000,000	2,819,683
1.734%, 08/25/14 (EUR) (a)	3,000,000	4,219,752
Morgan Stanley
Series 1 1.104%, 12/01/11(a)	3,815,000	3,830,684
Series EMTN 1.760%, 03/01/13 (EUR) (a)	2,600,000	3,734,620
Series GMTN 2.761%, 05/14/13 (a)	14,800,000	15,203,729
1.730%, 11/29/13 (EUR) (a)	7,300,000	10,338,123
0.590%, 01/09/14 (a)	8,925,000	8,706,712
Nordea Bank AB 1.181%, 01/14/14 (144A) (a)	26,000,000	26,247,208

		156,094,012

Security Description	Par Amount	Value

Chemicals—0.3%
Dow Chemical Co. (The) 2.518%, 08/08/11 (a)	$8,940,000	$8,959,677
4.850%, 08/15/12	2,000,000	2,089,480

		11,049,157

Commercial Banks—15.2%
ANZ National International, Ltd. 6.200%, 07/19/13 (144A)	3,600,000	3,925,102
0.700%, 08/19/14 (144A)	5,000,000	5,034,980
Banco Bradesco S.A. of the Cayman Islands 2.361%, 05/16/14 (144A)	16,200,000	16,274,889
Banco Santander Brazil S.A. 2.504%, 12/28/11 (144A) (d)	900,000	892,620
2.347%, 03/18/14 (144A) (a)	1,200,000	1,205,044
4.250%, 01/14/16 (144A)	5,500,000	5,518,269
Barclays Bank plc 7.434%, 09/29/49 (144A) (a)	700,000	719,250
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	6,700,000	6,867,500
BPCE S.A. 2.375%, 10/04/13 (144A)	10,740,000	10,760,812
Citigroup, Inc. 5.250%, 02/27/12	4,000,000	4,116,612
5.300%, 10/17/12	11,000,000	11,548,097
1.111%, 02/15/13 (a)	19,500,000	19,433,173
6.000%, 12/13/13	2,300,000	2,502,170
0.552%, 11/05/14 (a)	1,400,000	1,337,346
Series EMTN 1.575%, 03/05/14 (EUR) (a)	1,400,000	1,976,495
7.375%, 06/16/14 (EUR) (a)	3,400,000	5,436,936
Commonwealth Bank of Australia 0.705%, 07/12/13 (144A) (a)	29,700,000	29,701,515
0.747%, 06/25/14 (144A) (a)	7,900,000	7,963,579
0.525%, 09/17/14 (144A) (a)	7,500,000	7,512,728
Dexia Credit Local 0.896%, 09/23/11 (144A) (a)	2,700,000	2,703,573

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Commercial Banks—(Continued)
0.652%, 03/05/13 (144A) (a)	$4,800,000	$4,788,763
0.753%, 04/29/14 (144A) (a)	32,400,000	32,301,472
Export-Import Bank of Korea, Series 97 0.466%, 10/04/11 (144A) (a)	1,600,000	1,600,454
ICICI Bank, Ltd. 2.063%, 02/24/14 (144A)	4,500,000	4,475,223
ING Bank N.V. 1.046%, 03/30/12 (144A) (a)	26,100,000	26,207,010
1.596%, 10/18/13 (144A) (a)	7,300,000	7,365,904
1.652%, 06/09/14 (144A) (a)	23,200,000	23,293,032
Intesa Sanpaolo 2.658%, 02/24/14 (144A) (a)	27,700,000	27,653,215
LeasePlan Corp. N.V. 3.000%, 05/07/12 (144A)	5,200,000	5,316,657
National Australia Bank, Ltd. 5.350%, 06/12/13 (144A)	3,000,000	3,219,249
0.793%, 07/08/14 (144A) (a)	15,500,000	15,657,542
NIBC Bank N.V. 2.800%, 12/02/14 (144A)	24,000,000	25,004,952
Royal Bank of Scotland plc (The) 1.450%, 10/20/11 (144A)	25,000,000	25,083,650
3.000%, 12/09/11 (144A)	2,500,000	2,528,865
2.679%, 08/23/13 (a)	17,500,000	17,960,425
Series EMTN 1.174%, 04/23/12 (a)	800,000	804,931
Series MTN 0.514%, 03/30/12 (144A) (a)	36,500,000	36,550,698
Societe Financement de l’Economie Francaise 2.125%, 01/30/12 (144A)	800,000	807,701
0.476%, 07/16/12 (144A) (a)	21,500,000	21,570,950
Svenska Handelsbanken AB 1.249%, 09/14/12 (144A) (a)	8,700,000	8,781,493

Security Description	Par Amount	Value

Commercial Banks—(Continued)
Turkiye Garanti Bankasi A.S. 2.774%, 04/20/16 (144A) (a)	$1,800,000	$1,795,500
UBS AG, Series BKNT 2.250%, 08/12/13	2,600,000	2,646,103
Wachovia Bank N.A. 0.653%, 11/03/14 (a)	1,700,000	1,672,858
Wachovia Corp., Series EMTN 1.570%, 02/13/14 (EUR) (a)	500,000	712,364
Westpac Banking Corp. 0.439%, 12/14/12 (144A) (a)	43,500,000	43,531,929
3.585%, 08/14/14 (144A)	6,700,000	7,140,157
0.530%, 09/10/14 (144A) (a)	1,300,000	1,302,590
2.700%, 12/09/14 (144A)	4,900,000	5,108,103
Westpac Securities NZ, Ltd. 2.500%, 05/25/12 (144A)	4,000,000	4,065,504

		504,377,984

Computers & Peripherals—0.2%
Lexmark International, Inc. 5.900%, 06/01/13	5,000,000	5,333,325

Consumer Finance—1.9%
Ally Financial, Inc. 6.875%, 09/15/11	3,700,000	3,732,375
3.466%, 02/11/14 (a)	17,600,000	17,307,347
3.647%, 06/20/14 (a)	1,300,000	1,272,034
8.300%, 02/12/15	500,000	560,000
Series UNRE 7.000%, 02/01/12	4,300,000	4,392,450
American Express Bank FSB, Series BKNT 0.316%, 05/29/12 (a)	1,400,000	1,397,111
American Express Co. 7.250%, 05/20/14	2,000,000	2,288,884
American Express Credit Corp., Series C 0.306%, 02/24/12 (a)	3,000,000	2,997,534
5.875%, 05/02/13	400,000	430,804
Ford Motor Credit Co. LLC 7.250%, 10/25/11	5,800,000	5,887,487
7.800%, 06/01/12	400,000	418,404
7.000%, 04/15/15	16,200,000	17,539,076

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Consumer Finance—(Continued)
Hyundai Capital Services, Inc. 4.375%, 07/27/16 (144A)	$3,100,000	$3,182,401
RCI Banque S.A. 2.155%, 04/11/14 (144A) (a)	1,600,000	1,604,309

		63,010,216

Diversified Financial Services—3.3%
Bank of America Corp., Series 170 0.924%, 06/11/12 (GBP)	2,300,000	3,676,700
Citigroup, Inc. 2.262%, 08/13/13 (a)	4,000,000	4,077,400
Credit Agricole S.A. 1.024%, 07/21/14 (144A) (a)	2,000,000	2,002,424
FIH Erhvervsbank AS 2.000%, 06/12/13 (144A)	1,200,000	1,227,265
General Electric Capital Corp., Series G 0.247%, 09/21/12 (a)	42,900,000	42,961,089
HSBC Finance Corp. 0.625%, 07/19/12 (a)	3,932,000	3,930,970
0.528%, 01/15/14 (a)	3,800,000	3,740,234
Series EMTN 1.797%, 04/05/13 (EUR) (a)	1,100,000	1,581,881
International Lease Finance Corp. 6.625%, 11/15/13	1,100,000	1,144,000
6.500%, 09/01/14 (144A)	1,500,000	1,597,500
5.750%, 05/15/16	7,100,000	6,998,797
6.750%, 09/01/16 (144A)	1,300,000	1,391,000
7.125%, 09/01/18 (144A)	2,700,000	2,902,500
Macquarie Bank, Ltd., Series B 2.600%, 01/20/12 (144A)	1,400,000	1,417,545
Racers, Series A 0.476%, 07/25/17 (144A) (a) (e)	1,585,818	1,553,949
TransCapitalInvest, Ltd. 7.700%, 08/07/13 (144A)	2,700,000	2,998,674
Vita Capital III, Ltd., Series B-II 1.366%, 01/01/12 (144A) (a)	800,000	794,320

Security Description	Par Amount	Value

Diversified Financial Services—(Continued)
Volkswagen International Finance N.V. 0.696%, 10/01/12 (144A) (a)	$25,100,000	$25,175,124

		109,171,372

Diversified Telecommunication Services—0.2%
Telefonica Emisiones SAU 0.603%, 02/04/13 (a)	6,000,000	5,911,308

Health Care Providers & Services—0.3%
HCA, Inc. 9.250%, 11/15/16	9,775,000	10,422,594

Household Durables—0.3%
Black & Decker Corp. (The) 8.950%, 04/15/14	2,000,000	2,368,086
D.R. Horton, Inc. 5.250%, 02/15/15	7,500,000	7,631,250

		9,999,336

Insurance—0.6%
American International Group, Inc. 8.250%, 08/15/18	1,700,000	1,953,516
6.400%, 12/15/20	12,700,000	13,694,499
8.175%, 05/15/38 (144A) (a)	2,700,000	2,960,145

		18,608,160

Media—0.4%
CCO Operating LLC/CCO Operating Capital Corp. 8.000%, 04/30/12 (144A)	5,000,000	5,225,000
EchoStar DBS Corp. 7.000%, 10/01/13	6,200,000	6,688,250
Videotron Ltee 6.875%, 01/15/14	2,000,000	2,032,500

		13,945,750

Oil, Gas & Consumable Fuels—1.5%
EOG Resources, Inc. 1.023%, 02/03/14 (a)	14,600,000	14,749,957
Petrobras International Finance Co. 3.875%, 01/27/16	13,800,000	14,048,511
Petroleos Mexicanos 5.500%, 01/21/21	1,900,000	1,998,230
6.500%, 06/02/41 (144A)	2,500,000	2,549,117

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels—(Continued)
Pricoa Global Funding 1 0.377%, 06/26/12 (144A) (a)	$17,300,000	$17,219,226

		50,565,041

Thrifts & Mortgage Finance—0.9%
Achmea Hypotheekbank N.V. 3.200%, 11/03/14 (144A)	6,000,000	6,302,592
Countrywide Financial Corp., Series MTN 5.800%, 06/07/12	1,400,000	1,460,697
Santander US Debt S.A. Unipersonal 1.046%, 03/30/12 (144A) (a)	22,000,000	22,006,644

		29,769,933

Total Domestic Bonds & Debt Securities (Cost $994,572,285)		999,896,441

Foreign Bonds & Debt Securities—10.0%

Australia—1.1%
Australia Government Bond
Series 20CI 4.000%, 08/20/20 (AUD)	5,100,000	9,166,953
Series 25CI 3.000%, 09/20/25 (AUD)	12,600,000	15,074,524
Series CAIN408 2.500%, 09/20/30 (AUD)	2,500,000	2,720,989
ING Bank Australia, Ltd., Series RTD 5.668%, 06/24/14 (a) (g) (AUD)	800,000	864,411
New South Wales Treasury Corp.,
Series CIB1 2.750%, 11/20/25 (AUD)	8,300,000	9,599,214

		37,426,091

Denmark—0.4%
TDC A.S., Series EMTN 3.500%, 02/23/15 (c) (EUR)	9,400,000	13,793,149

Italy—3.4%
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/19 (EUR)	11,707,410	16,629,209
2.600%, 09/15/23 (EUR)	4,061,379	5,726,362

Security Description	Par Amount	Value

Italy—(Continued)
Series CPI 2.100%, 09/15/16 (EUR)	$22,438,086	$32,306,700
2.100%, 09/15/21 (EUR)	32,499,480	44,172,622
Italy Certificati di Credito del Tesoro/CCTS-eu 2.426%, 10/15/17 (a) (EUR)	10,100,000	14,116,976

		112,951,869

Japan—4.1%
Japan Treasury Bills, Series 188 0.102%, 07/25/11 (e) (JPY)	10,810,000,000	134,035,287

Spain—0.9%
Instituto de Credito Oficial 3.276%, 03/25/14 (144A) (a) (EUR)	20,800,000	30,036,912

United Kingdom—0.1%
FCE Bank plc, Series EMTN 7.125%, 01/16/12 (c) (EUR)	2,500,000	3,708,940

Total Foreign Bonds & Debt Securities (Cost $321,548,709)		331,952,248

Mortgage-Backed Securities—8.8%

Collateralized-Mortgage Obligation—6.0%
American General Mortgage Loan Trust, Series 2010 Class A1 5.150%, 03/25/58 (144A) (a)	6,418,444	6,620,208
Arran Residential Mortgages Funding plc 2.624%, 11/19/47 (144A) (EUR) (a)	14,900,000	21,631,032
2.874%, 11/19/47 (144A) (EUR) (a)	7,200,000	10,472,934
Arran Residential Mortgages Funding plc, Series 2010-1A Class A1B 2.620%, 05/16/47 (144A) (EUR) (a)	1,140,045	1,655,715
Banc of America Funding Corp. 2.785%, 02/20/36 (a)	2,778,861	2,564,889

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value

Collateralized-Mortgage Obligation—(Continued)
Banc of America Mortgage Securities, Inc. 6.500%, 09/25/33	$138,305	$145,123
5.060%, 11/25/34 (a)	259,062	235,132
2.867%, 06/25/35 (a)	712,345	608,245
3.199%, 09/25/35 (a)	404,504	333,148
BCAP LLC Trust 0.000%, 05/25/37 (e)	2,700,000	2,115,425
0.000%, 08/26/37 (144A) (e)	10,300,000	10,213,385
Bear Stearns ALT-A Trust 0.346%, 02/25/34 (a)	392,050	309,017
2.916%, 09/25/35 (a)	2,606,434	1,899,089
Bear Stearns ARM Trust 3.113%, 01/25/35 (a)	4,422,051	3,961,862
2.710%, 03/25/35 (a)	2,338,127	2,199,726
2.731%, 03/25/35 (a)	16,061	15,093
2.340%, 08/25/35 (a)	347,698	328,453
Series 2005-1 Class 2A1 2.769%, 03/25/35 (a)	1,044,209	816,258
Bear Stearns Structured Products, Inc. 3.191%, 01/26/36 (a)	989,529	635,047
Chase Mortgage Finance Corp., Series 2007-A1 Class 5A1 2.787%, 02/25/37 (a)	412,431	372,174
Citigroup Mortgage Loan Trust, Inc. 2.370%, 08/25/35 (a)	501,431	478,374
2.450%, 08/25/35 (a)	468,978	408,641
2.660%, 12/25/35 (a)	105,940	94,744
2.670%, 12/25/35 (a)	7,526,507	6,992,340
Countrywide Alternative Loan Trust 0.466%, 12/25/35 (a)	59,372	39,679
0.366%, 02/20/47 (a)	1,847,891	968,169
0.356%, 05/25/47 (a)	12,812,992	8,478,843
0.366%, 05/25/47 (a)	641,914	351,064
Series 2005-11CB Class 2A6 5.500%, 06/25/35	1,200,000	1,002,251
Countrywide Home Loan Mortgage Pass Through Trust 2.789%, 11/19/33 (a)	83,403	82,230
2.923%, 08/25/34 (a)	460,279	344,060
4.922%, 11/20/34 (a)	1,028,467	958,623
0.476%, 04/25/35 (a)	1,528,378	972,711

Security Description	Par Amount	Value

Collateralized-Mortgage Obligation—(Continued)
0.526%, 06/25/35 (144A) (a)	$320,062	$290,166
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 0.286%, 10/25/36 (a)	71,444	30,825
5.869%, 10/25/36	1,223,678	730,326
5.886%, 10/25/36	1,223,678	731,309
Deutsche Mortgage Securities, Inc., Series 2010-RS2 Class A1 1.436%, 06/28/47 (144A) (a)	1,027,368	1,025,668
First Franklin Mortgage Loan Asset Backed Certificates 0.236%, 11/25/36 (a)	53,584	53,335
First Horizon Alternative Mortgage Securities 2.343%, 06/25/34 (a)	522,478	469,343
Fosse Master Issuer plc 1.650%, 10/18/54 (144A) (a)	13,300,000	13,281,820
Granite Master Issuer plc Series 2006-3 Class A3 0.226%, 12/20/54 (a)	1,799,336	1,703,971
Series 2006-3 Class A7 0.286%, 12/20/54 (a)	490,416	465,076
Series 2006-4 Class A6 0.276%, 12/20/54 (a)	392,333	372,062
Granite Mortgages plc 1.015%, 09/20/44 (GBP) (a)	1,725,313	2,668,274
Greenpoint Mortgage Funding Trust 0.406%, 06/25/45 (a)	636,699	423,506
0.456%, 11/25/45 (a)	281,084	173,434
0.266%, 10/25/46 (a)	141,480	131,101
GSR Mortgage Loan Trust 2.790%, 09/25/35 (a)	1,070,022	1,024,207
5.206%, 11/25/35 (a)	2,295,485	2,041,938
Series 2005-AR1 Class 1A1 3.042%, 01/25/35 (a)	790,486	705,344
Series 2005-AR3 Class 6A1 2.769%, 05/25/35 (a)	1,326,158	1,071,578
Series 2005-AR14 Class 2A1 5.184%, 12/25/35 (a)	488,599	455,590
Series 2007-OA4 Class 1A 1.048%, 05/25/47 (a)	740,767	497,500

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value

Collateralized-Mortgage Obligation—(Continued)
Harborview Mortgage Loan Trust 0.407%, 05/19/35 (a)	$163,876	$109,164
0.466%, 02/19/36 (a)	326,705	193,107
Holmes Master Issuer plc 2.677%, 10/15/54 (144A) (EUR)	15,300,000	22,309,447
Indymac Index Mortgage Loan Trust, Series 2005-AR1 Class 2A1 5.067%, 11/25/35 (a)	2,315,916	1,949,683
JPMorgan Mortgage Trust 5.015%, 02/25/35 (a)	2,415,602	2,403,843
5.180%, 06/25/35 (a)	4,986,570	4,947,588
2.842%, 07/25/35 (a)	719,386	694,800
3.079%, 08/25/35 (a)	1,193,971	972,218
5.423%, 07/27/37 (144A) (a)	1,934,743	1,625,328
Series 2005-A6 Class 2A1 3.141%, 08/25/35 (a)	898,688	755,758
Series 2005-A6 Class 4A1 5.433%, 09/25/35 (a)	420,724	394,008
Series 2007-A1 Class 1A1 2.968%, 07/25/35 (a)	759,767	723,401
Master Adjustable Rate Mortgages Trust 2.447%, 12/25/33 (a)	456,073	423,847
2.836%, 11/21/34 (a)	600,000	575,691
Mellon Residential Funding Corp. 0.627%, 12/15/30 (a)	107,046	98,982
0.887%, 11/15/31 (a)	908,103	838,235
Merrill Lynch Floating Trust 0.257%, 06/15/22 (144A) (a)	50,159	49,420
Merrill Lynch/Countrywide Mortgage Investors Trust 1.191%, 10/25/35 (a)	491,867	405,012
1.653%, 10/25/35 (a)	2,508,216	2,245,853
0.436%, 11/25/35 (a)	356,425	306,722
5.426%, 12/25/35 (a)	851,217	740,120
Permanent Master Issuer plc 2.905%, 07/15/42 (144A) (EUR) (a)	1,500,000	2,176,369
RBSSP Resecuritization Trust 2.214%, 07/26/45 (144A) (a)	14,184,756	13,823,073

Security Description	Par Amount	Value

Collateralized-Mortgage Obligation—(Continued)
Residential Accredit Loans, Inc. 0.486%, 08/25/35 (a)	$255,804	$155,445
1.638%, 09/25/45 (a)	276,650	166,554
Securitized Asset Sales, Inc. 2.565%, 11/26/23 (a)	4,973	4,799
Sequoia Mortgage Trust 0.537%, 10/19/26 (a)	231,262	206,620
0.386%, 07/20/36 (a)	2,923,286	2,307,655
Structured Adjustable Rate Mortgage Loan Trust 2.580%, 02/25/34 (a)	359,016	334,594
5.500%, 12/25/34 (a)	1,882,841	1,744,418
1.678%, 01/25/35 (a)	209,051	133,175
Structured Asset Mortgage Investments, Inc. 0.516%, 10/19/34 (a)	177,564	158,542
0.437%, 07/19/35 (a)	350,834	246,019
0.376%, 06/25/36 (a)	172,748	109,363
0.396%, 05/25/46 (a)	74,089	41,118
Structured Asset Securities Corp. 2.750%, 10/25/35 (144A) (a)	350,215	282,745
0.236%, 05/25/36 (a)	1,850	1,827
SWAN Environment Pvt., Ltd. 6.190%, 04/25/41 (AUD) (a)	708,887	748,987
TBW Mortgage Backed Pass Through Certificates 6.015%, 07/25/37	534,179	292,196
Thornburg Mortgage Securities Trust 0.316%, 06/25/37 (a)	1,650,203	1,607,057
6.043%, 09/25/37 (a)	5,118,154	5,104,355
0.306%, 10/25/46 (a)	1,589,566	1,580,093
WaMu Mortgage Pass Through Certificates 1.478%, 11/25/42 (a)	41,154	35,458
0.476%, 10/25/45 (a)	1,887,367	1,555,389
0.446%, 11/25/45 (a)	298,959	249,232
1.278%, 02/25/46 (a)	300,144	226,567
2.859%, 07/25/46 (a)	1,233,572	901,582
1.778%, 11/25/46 (a)	440,865	327,504
1.088%, 12/25/46 (a)	174,641	121,545
Series 2005-AR10 Class 3A1 5.523%, 08/25/35 (a)	825,831	724,804

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value

Collateralized-Mortgage Obligation—(Continued)
Wells Fargo Mortgage Backed Securities Trust 2.832%, 09/25/34 (a)	$1,150,334	$1,146,557
2.760%, 11/25/34 (a)	499,423	485,143
2.814%, 10/25/35 (a)	44,661	40,423
2.819%, 03/25/36 (a)	309,845	262,343
2.872%, 04/25/36 (a)	1,976,221	1,686,010
Series 2006-AR4 Class 2A4 5.620%, 04/25/36 (a)	1,000,000	938,097

		199,337,942

Commercial Mortgage-Backed Securities—2.8%
Banc of America Commercial Mortgage, Inc. 0.356%, 06/10/49 (144A) (a)	548,928	530,549
5.802%, 06/10/49 (a)	1,648,928	1,750,866
5.930%, 02/10/51 (a)	1,100,000	1,196,964
Banc of America Large Loan, Inc. 1.937%, 11/15/15 (144A) (a)	22,704,858	21,088,579
0.697%, 08/15/29 (144A) (a)	3,801,425	3,508,719
5.672%, 02/17/51 (144A) (a)	1,000,000	1,094,898
Series 2009-UB1 Class A4A 5.692%, 06/24/50 (a)	1,700,000	1,867,685
BCRR Trust 4.230%, 12/22/28 (144A)	359,454	359,240
4.230%, 04/22/34 (144A)	11,420,202	11,623,929
Commercial Mortgage Pass Through Certificates, Series 2010-C1 Class A1 3.156%, 07/10/46 (144A)	2,468,864	2,488,917
Credit Suisse First Boston Mortgage Securities Corp., Series 2010-RR4 5.467%, 09/18/39 (144A) (a)	2,000,000	2,177,847
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1 Class A3A 5.383%, 02/15/40 (144A)	1,600,000	1,724,649
GS Mortgage Securities Corp. II 1.317%, 03/06/20 (144A) (a)	3,600,000	3,534,283

Security Description	Par Amount	Value

Commercial Mortgage-Backed Securities—(Continued)
Series 2010-C1 Class A2 4.592%, 08/10/43	$6,500,000	$6,547,824
Indus (Eclipse 2007-1X) plc, Series 2007-1X Class A 0.989%, 01/25/20 (GBP) (a)	2,547,000	3,505,693
JPMorgan Chase Commercial Mortgage Securities Corp. 5.794%, 02/12/51 (a)	1,500,000	1,630,602
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, 09/12/49	5,400,000	5,823,463
RBSCF Trust, Series 2010-RR4 Class CMLA 6.213%, 12/16/49 (144A) (a)	2,600,000	2,845,759
Vornado DP LLC, Series 2010-VNO Class A2FX-4 4.004%, 09/13/28 (144A)	7,000,000	6,794,329
Wachovia Bank Commercial Mortgage Trust 0.267%, 06/15/20 (144A) (a)	3,867,734	3,509,819
0.277%, 09/15/21 (144A) (a)	6,881,773	6,639,640
Series 2004-C14 Class A4 5.088%, 08/15/41 (a)	1,500,000	1,605,627

		91,849,881

Total Mortgage-Backed Securities (Cost $292,080,710)		291,187,823

Asset-Backed Securities—6.4%

Asset Backed - Automobile—0.2%
Capital Auto Receivables Asset Trust 1.637%, 10/15/12 (a)	1,419,330	1,422,106
Daimler Chrysler Auto Trust 1.670%, 09/10/12 (a)	8,403	8,405
Ford Credit Auto Owner Trust 2.687%, 05/15/13 (a)	4,300,391	4,329,286
Magnolia Funding, Ltd. 3.000%, 04/20/17 (144A) (EUR)	1,291,341	1,871,897

		7,631,694

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value

Asset Backed - Credit Card—0.7%
Bank of America Credit Card Trust 0.207%, 03/15/14 (a)	$875,000	$874,577
Citibank Omni Master Trust 2.287%, 05/16/16 (144A) (a)	16,600,000	16,803,486
2.937%, 08/15/18 (144A) (a)	7,100,000	7,470,165

		25,148,228

Asset Backed - Home Equity—0.2%
ACE Securities Corp. 0.236%, 12/25/36 (a)	34,597	33,893
Asset Backed Funding Certificates 0.536%, 06/25/34 (a)	852,021	678,955
Bear Stearns Asset Backed Securities Trust 0.846%, 10/25/32 (a)	25,475	22,557
0.516%, 01/25/36 (a)	2,047	2,042
0.236%, 11/25/36 (a)	13,395	12,883
1.186%, 10/25/37 (a)	3,706,444	2,294,515
Countrywide Asset-Backed Certificates 0.436%, 04/25/36 (a)	430,075	379,443
First NLC Trust 0.256%, 08/25/37 (144A) (a)	1,937,153	1,056,075
Household Home Equity Loan Trust 0.336%, 03/20/36 (a)	2,587,134	2,378,819
5.910%, 03/20/36	1,280	1,278
HSI Asset Securitization Corp. Trust 0.236%, 10/25/36 (a)	19,120	14,428
Merrill Lynch/Countrywide Mortgage Investors Trust 0.256%, 07/25/37 (a)	15,531	15,217
Soundview Home Equity Loan Trust 0.246%, 11/25/36 (144A) (a)	69,116	21,749

		6,911,854

Asset Backed - Other—3.1%
Alzette European CLO S.A. 0.567%, 12/15/20 (144A) (a)	1,047,791	1,016,500

Security Description	Par Amount	Value

Asset Backed - Other—(Continued)
American Money Management Corp. 0.482%, 05/03/18 (144A) (a)	$500,000	$489,201
Aquilae Clo plc, Series 2006-1 X Class A 2.057%, 01/17/23 (EUR) (a)	3,596,685	4,894,926
Ares Management LLC, Series CLO Funds 2006-6RA Class A1B 0.477%, 03/12/18 (144A) (a)	2,299,530	2,271,430
Babson CLO, Ltd. 0.581%, 11/15/16 (144A) (a)	2,168,109	2,118,716
Carrington Mortgage Loan Trust 0.506%, 10/25/35 (a)	361,439	338,112
Conseco Finance Securitizations Corp. 6.681%, 12/01/33 (a)	6,958,482	7,418,691
Countrywide Asset-Backed Certificates 0.366%, 07/25/36 (a)	6,393,411	5,496,300
Credit-Based Asset Servicing and Securitization LLC 0.306%, 07/25/37 (144A) (a)	285,131	264,370
CSAB Mortgage Backed Trust 5.720%, 09/25/36	1,306,910	918,753
Cumberland CLO, Ltd. 0.517%, 11/10/19 (144A) (a)	4,903,822	4,712,841
Duane Street CLO 0.518%, 11/08/17 (144A) (a)	1,649,638	1,594,587
Equity One ABS, Inc. 0.486%, 04/25/34 (a)	118,587	89,740
First CLO, Ltd. 0.559%, 12/14/16 (a)	1,667,490	1,625,733
Gallatin Funding, Ltd. 0.511%, 08/15/17 (144A) (a)	1,000,000	959,427
GSAMP Trust 0.256%, 10/25/36 (a)	414	406

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value

Asset Backed - Other—(Continued)
Harbourmaster CLO 1.731%, 06/15/20 (144A) (EUR) (a)	$714,425	$983,641
Harvest CLO 2.003%, 03/29/17 (EUR) (a)	543,737	754,216
Hillmark Funding 0.509%, 05/21/21 (144A) (a)	15,600,000	14,657,869
HSI Asset Securitization Corp. Trust 0.246%, 05/25/37 (a)	140,566	138,573
JPMorgan Mortgage Acquisition Corp. 0.246%, 03/25/47 (a)	741,754	622,176
Katonah, Ltd. 0.567%, 09/20/16 (144A) (a)	4,387,997	4,280,445
Landmark CDO, Series 2005-1A Class A1L 0.554%, 06/01/17 (144A) (a)	6,900,297	6,717,342
Magi Funding plc 1.835%, 04/11/21 (144A) (EUR) (a) (e)	2,509,607	3,407,838
Morgan Stanley Capital, Inc. 0.236%, 11/25/36 (a)	958	330
Nautique Funding, Ltd., Series 2006-1A Class A1A 0.499%, 04/15/20 (144A) (a) (b)	962,297	899,502
Navigare Funding CLO, Ltd., Series 2006-1A Class A 0.520%, 05/20/19 (144A) (a)	700,000	687,186
Navigator CDO, Ltd. 1.111%, 11/15/15 (144A) (a)	376,899	376,610
NYLIM Flatiron CLO, Ltd., Series 2006-1A Class A2A 0.488%, 08/08/20 (144A) (a)	600,000	567,391
Pacifica CDO Ltd. 0.611%, 02/15/17 (a)	9,908,516	9,695,356

Security Description	Par Amount	Value

Asset Backed - Other—(Continued)
Park Place Securities, Inc. 0.866%, 12/25/34 (a)	$4,184,849	$3,946,210
0.446%, 09/25/35 (a)	30,826	27,645
Penta CLO S.A. 1.934%, 06/04/24 (EUR) (a)	4,357,383	5,785,468
Small Business Administration Participation Certificates 5.510%, 11/01/27	5,334,344	5,853,822
Structured Asset Securities Corp. 1.686%, 04/25/35 (a)	738,285	594,061
0.236%, 10/25/36 (a)	16,714	16,672
0.326%, 05/25/47 (a)	3,200,000	2,270,085
Symphony CLO, Ltd. 0.501%, 05/15/19 (144A) (a)	3,500,000	3,268,983
Wind River CLO, Ltd. 0.577%, 12/19/16 (144A) (a)	769,233	745,190
Wood Street CLO B.V., Series II-A Class A1 1.763%, 03/29/21 (144A) (EUR) (a)	886,946	1,227,257

		101,733,601

Asset Backed - Student Loan—2.2%
College Loan Corp. Trust 0.524%, 01/25/24 (a)	900,000	904,249
Illinois Student Assistance Commission, Series 2010-1 Class A1 0.754%, 04/25/17 (a)	1,743,362	1,743,327
Nelnet Student Loan Trust, Series 2008-4 Class A2 0.974%, 07/25/18 (a)	1,450,160	1,457,923
North Carolina State Education Assistance Authority 0.785%, 10/26/20 (a)	4,900,000	4,890,935
SLM Student Loan Trust 0.284%, 10/25/17 (a)	1,215,849	1,208,828
0.774%, 10/25/17 (a)	860,000	861,558
1.837%, 12/15/17 (144A) (a)	3,113,603	3,135,839
0.364%, 07/25/22 (a)	943,891	942,255
1.774%, 04/25/23 (a)	25,600,239	26,456,444
2.350%, 04/15/39 (144A) (a)	6,722,431	6,739,963

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value

Asset Backed-Student Loan—(Continued)
6.187%, 07/15/42 (144A) (a)	$14,523,153	$13,827,910
4.500%, 11/16/43 (144A) (a)	4,841,628	4,670,487
Series 2004-5X Class A5 1.429%, 10/25/23 (EUR) (a)	4,100,000	5,150,648

		71,990,366

Total Asset-Backed Securities (Cost $212,275,924)		213,415,743

Loan Participation—1.0%
Security Description	Principal Amount	Value

Automobiles—0.0%
Ford Motor Corp. 2.940%, 12/15/13 (144A)	291,994	292,228
2.940%, 12/16/13 (144A)	33,872	33,900

		326,128

Consumer Finance—0.5%
Springleaf Finance Corp. 0.000%, 05/28/17	16,200,000	15,902,325

		15,902,325

Health Care Providers & Services—0.2%
IASIS Healthcare LLC 5.000%, 04/18/18	7,300,000	7,282,407

Utilities—0.3%
NRG Energy, Inc. 0.000%, 11/04/12	8,000,000	8,015,000

Wireless Telecommunication Services—0.0%
Intelsat Jackson Holdings, Ltd. 5.250%, 02/01/14	500,000	481,040

Total Loan Participation (Cost $32,187,443)		32,006,900

Security Description	Par Amount	Value

Municipals—0.1%
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	1,000,000	730,450

Security Description	Par Amount	Value

Municipals—(Continued)
Tobacco Settlement Financing Corp. 6.000%, 06/01/23	$530,000	$536,789
7.467%, 06/01/47	1,125,000	834,323

Total Municipals (Cost $2,546,429)		2,101,562

Convertible Preferred Stocks—0.0%

Commercial Banks—0.0%
Wells Fargo & Co., Series L 7.500% (Cost $900,000)	900	954,000

Security Description	Shares	Value

Purchased Options—0.0%
IRO USD 1 Year Swaption 1.25, (Counterparty - Goldman Sachs & Co.) 0.000%, 04/30/12	105,700,000	554,196
IRO USD 1 Year Swaption 2.0, (Counterparty - Goldman Sachs & Co.) 0.000%, 11/19/12	3,950,000	95,736

		649,932

Total Purchased Options (Cost $454,850)		649,932

Short-Term Investments—2.2%
Security Description	Par Amount	Value

Commercial Paper—2.0%
Banco Do Brasil S.A. 0.000%, 11/15/11 (d)	$7,100,000	7,065,218
Barclays Bank plc, Series YCD 0.000%, 12/16/11 (d)	27,400,000	27,400,000
Itau Unibanco S.A. New York 0.000%, 03/02/12 (d)	28,900,000	28,571,232
Nordea Bank Finland plc, Series YCD 0.000%, 10/14/11 (d)	2,940,000	2,942,820

		65,979,270

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

Repurchase Agreements—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $3,496,001 on 07/01/11 collateralized by $3,490,000 Federal Home Loan Bank at 1.750% due 8/22/12 with a value of $3,568,525.	$3,496,000	$3,496,000

		3,496,000

U.S. Government & Agency Discount Notes—0.1%
U.S. Treasury Bills 0.000%, 08/18/11 (d)	2,480,000	2,479,858
0.000%, 09/22/11 (d)	826,000	825,924

		3,305,782

Total Short-Term Investments (Cost $72,781,052)		72,781,052

Total Investments—145.4% (Cost $4,786,067,026#)		4,828,480,092
Other Assets and Liabilities (net)—(45.4)%		(1,506,747,466)

Net Assets—100.0%		$3,321,732,626

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $4,786,067,026. The aggregate unrealized appreciation and depreciation of investments were $62,991,835 and $(21,298,769), respectively, resulting in net unrealized appreciation of $41,693,066 for federal income tax purposes.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was pledged as collateral against open futures contracts.
(c)	Security is in default and/or issuer is in bankruptcy.
(d)	Zero coupon bond—Interest rate represents current yield to maturity.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees.
(144A)—Securities	exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $902,488,071, which was 27.2% of net assets.
AUD—	Australian Dollar
EUR—	Euro
GBP—	British Pound
JPY—	Japanese Yen

Forward Sales Commitments

Security Sold Short	Counterparty	Interest Rate	Maturity	Proceeds	Value

Fannie Mae Pool	Goldman Sachs & Co.	5.500%	TBA	$(5,412,500)	$(5,396,875)

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,883,534,391	$—	$2,883,534,391
Domestic Bonds & Debt Securities
Beverages	—	11,638,253	—	11,638,253
Capital Markets	—	156,094,012	—	156,094,012
Chemicals	—	11,049,157	—	11,049,157
Commercial Banks	—	504,377,984	—	504,377,984
Computers & Peripherals	—	5,333,325	—	5,333,325
Consumer Finance	—	63,010,216	—	63,010,216
Diversified Financial Services	—	107,617,423	1,553,949	109,171,372
Diversified Telecommunication Services	—	5,911,308	—	5,911,308
Health Care Providers & Services	—	10,422,594	—	10,422,594
Household Durables	—	9,999,336	—	9,999,336
Insurance	—	18,608,160	—	18,608,160
Media	—	13,945,750	—	13,945,750
Oil, Gas & Consumable Fuels	—	50,565,041	—	50,565,041
Thrifts & Mortgage Finance	—	29,769,933	—	29,769,933
Total Domestic Bonds & Debt Securities	—	998,342,492	1,553,949	999,896,441
Total Foreign Bonds & Debt Securities*	—	331,952,248	—	331,952,248
Mortgage-Backed Securities
Collateralized-Mortgage Obligation	—	187,009,132	12,328,810	199,337,942
Commercial Mortgage-Backed Securities	—	91,849,881	—	91,849,881
Total Mortgage-Backed Securities	—	278,859,013	12,328,810	291,187,823
Asset-Backed Securities
Asset Backed—Automobile	—	7,631,694	—	7,631,694
Asset Backed—Credit Card	—	25,148,228	—	25,148,228
Asset Backed—Home Equity	—	6,911,854	—	6,911,854
Asset Backed—Other	—	97,426,261	4,307,340	101,733,601
Asset Backed—Student Loan	—	71,990,366	—	71,990,366
Total Asset-Backed Securities	—	209,108,403	4,307,340	213,415,743
Total Loan Participation*	—	32,006,900	—	32,006,900

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Municipals	$—	$2,101,562	$—	$2,101,562
Total Convertible Preferred Stock*	954,000	—	—	954,000
Purchased Options	—	649,932	—	649,932
Total Short-Term Investments*	—	72,781,052	—	72,781,052
Total Investments	$954,000	$4,809,335,993	$18,190,099	$4,828,480,092

Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$4,520,331	$—	$4,520,331
Forward Contracts to Buy (Depreciation)	—	(218,092)	—	(218,092)
Forward Contracts to Sell Appreciation	—	285,081	—	285,081
Forward Contracts to Sell (Depreciation)	—	(7,269,966)	—	(7,269,966)
Total Forward Contracts	$—	$2,682,646	$—	$2,682,646
Futures Contracts**
Futures Contracts Long (Appreciation)	$1,591,044	$—	$—	$1,591,044
Futures Contracts Long (Depreciation)	(226,727)	—	—	(226,727)
Total Futures Contracts	$1,364,317	$—	$—	$1,364,317
Forward Sales Commitments	$—	$(5,396,875)	$—	$(5,396,875)
Written Options**
Call Written Options	$—	$(2,455,595)	$—	$(2,455,595)
Put Written Options	—	(1,410,807)	—	(1,410,807)
Total Written Options	$—	$(3,866,402)	$—	$(3,866,402)
SWAP Contracts**
Credit Default Swap Buy Protection Appreciation	$—	$38,455	$—	$38,455
Credit Default Swap Buy Protection (Depreciation)	—	(563,288)	—	(563,288)
Credit Default Swap Sell Protection Appreciation	—	462,025	—	462,025
Credit Default Swap Sell Protection (Depreciation)	—	(959,717)	—	(959,717)
Interest Rate Swap Appreciation	—	7,184,663	—	7,184,663
Interest Rate Swap (Depreciation)	—	(1,495,341)	—	(1,495,341)
Total SWAP Contracts	$—	$4,666,797	$—	$4,666,797

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument. Written options are presented at value.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Net Purchases	Net Sales	Net Transfers out of Level 3	Balance as of June 30, 2011	Change in Unrealized Appreciation/ (Depreciation) for Investments still held at June 30, 2011
U.S. Government & Agency Obligations	$13,393,721	$—	$2,091	$(13,395,812)	$—	$—	$—	$—
Domestic Bonds and Debt Securities
Commercial Banks	877,231	—	—	—		(877,231)	—	—
Diversified Financial Services	1,564,016	441	(1,472)	—	(9,036)	—	1,553,949	(1,471)
Asset Backed Securities
Asset Backed-Other	21,949,465	—	76,945	3,365,946	—	(21,085,016)	4,307,340	76,945
Mortgage-Backed Securities
Collateralized-Mortgage Obligation	13,066,747	50,875	56,891	12,246,703	(3,700,000)	(9,392,406)	12,328,810	82,107

Total	$50,851,180	$51,316	$134,455	$2,216,837	$(3,709,036)	$(31,354,653)	$18,190,099	$157,581

Domestic Bonds and Debt Securities in the amount of $877,231, Asset Backed Securities in the amount of $21,085,016 and Mortgage-Backed Securities in the amount of $9,392,406 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$4,824,984,092
Repurchase Agreement	3,496,000
Cash	166,965
Cash denominated in foreign currencies (b)	8,117,681
Collateral for cash collateral	316,166
Receivable for investments sold	72,767,560
Receivable for shares sold	1,117,662
Net variation margin on financial futures contracts	90,143
Interest receivable	22,248,379
Swap interest receivable	98,389
Swap premium paid	8,776,429
Unrealized appreciation on swap contracts	7,685,143
Unrealized appreciation on forward currency contracts	4,805,412

Total assets	4,954,670,021

Liabilities
Payables for:
Investments purchased	1,595,951,451
Payable for cash collateral	11,720,000
Shares redeemed	1,579,354
Forward sales commitments, at value	5,396,875
Unrealized depreciation on forward currency contracts	7,488,058
Unrealized depreciation on swaps	3,018,346
Outstanding written options (c)	3,866,402
Swap interest	12,853
Swap premium received	2,026,884
Accrued Expenses:
Management fees	1,271,718
Distribution and service fees - Class B	349,560
Distribution and service fees - Class E	6,891
Administration fees	14,011
Custodian and accounting fees	59,310
Deferred trustees’ fees	20,516
Other expenses	155,166

Total liabilities	1,632,937,395

Net Assets	$3,321,732,626

Net Assets Represented by
Paid in surplus	$3,219,356,118
Accumulated net realized gain	10,092,255
Unrealized appreciation on investments, futures contracts, written options contracts, short sales, swap contracts and foreign currency transactions	46,523,395
Undistributed net investment income	45,760,858

Net Assets	$3,321,732,626
Net Assets
Class A	$1,556,676,870
Class B	1,709,472,055
Class E	55,583,701

Capital Shares Outstanding*
Class A	138,376,724
Class B	152,633,216
Class E	4,958,816

Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.25
Class B	11.20
Class E	11.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $4,782,571,026.
(b)	Identified cost of cash denominated in foreign currencies was $8,106,533.
(c)	Premiums received on written options were $5,333,330.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$24,918
Interest	53,975,633

Total investment income	54,000,551

Expenses
Management fees	7,007,610
Administration fees	74,375
Custodian and accounting fees	212,680
Distribution and service fees - Class B	1,941,683
Distribution and service fees - Class E	39,747
Audit and tax services	34,161
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	65,821
Insurance	8,571
Miscellaneous	11,384

Total expenses	9,432,701

Net investment income	44,567,850

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options Contracts, Forward Sales Commitments, Swaps Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	52,895,727
Futures contracts	331,652
Written options contracts	(1,169,379)
Swap contracts	528,793
Foreign currency transactions	(3,786,648)

Net realized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	48,800,145

Net change in unrealized appreciation (depreciation) on:
Investments	56,538,666
Futures contracts	1,348,530
Written options contracts	4,986,959
Forward sales commitments	15,625
Swap contracts	(419,589)
Foreign currency transactions	(2,958,564)

Net change in unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	59,511,627

Net realized and unrealized gain on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	108,311,772

Net Increase in Net Assets from Operations	$152,879,622

(a)	Net of foreign withholding taxes of $8,832.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$44,567,850	$30,916,090
Net realized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	48,800,145	171,981,436
Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	59,511,627	(24,023,226)

Net increase in net assets resulting from operations	152,879,622	178,874,300

Distributions to Shareholders
From net investment income
Class A	(24,956,696)	(31,738,835)
Class B	(26,951,824)	(26,604,062)
Class E	(908,972)	(1,258,253)
From net realized gains
Class A	(64,106,474)	(33,191,843)
Class B	(76,807,887)	(29,719,980)
Class E	(2,535,191)	(1,383,067)

Net decrease in net assets resulting from distributions	(196,267,044)	(123,896,040)

Net increase in net assets from capital share transactions	647,256,268	482,747,548

Net Increase in Net Assets	603,868,846	537,725,808
Net assets at beginning of period	2,717,863,780	2,180,137,972

Net assets at end of period	$3,321,732,626	$2,717,863,780

Undistributed net investment income at end of period	$45,760,858	$54,010,500

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	35,374,916	$396,827,442	21,989,311	$248,415,204
Reinvestments	8,045,454	89,063,170	5,956,943	64,930,678
Redemptions	(16,414,759)	(184,154,283)	(20,445,750)	(227,961,144)

Net increase	27,005,611	$301,736,329	7,500,504	$85,384,738

Class B
Sales	27,567,727	$313,448,034	42,388,465	$479,649,156
Reinvestments	9,407,045	103,759,711	5,186,376	56,324,042
Redemptions	(6,633,023)	(75,224,425)	(12,571,794)	(141,714,866)

Net increase	30,341,749	$341,983,320	35,003,047	$394,258,332

Class E
Sales	483,946	$5,479,536	1,048,545	$11,873,924
Reinvestments	312,254	3,444,164	243,216	2,641,320
Redemptions	(474,627)	(5,387,081)	(1,010,335)	(11,410,766)

Net increase	321,573	$3,536,619	281,426	$3,104,478

Increase derived from capital shares transactions		$647,256,268		$482,747,548

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.43		$11.17	$9.84	$10.98	$10.08	$10.78

Income (Loss) from Investment Operations
Net Investment Income(a)	0.21		0.16	0.29	0.40	0.49	0.43
Net Realized and Unrealized Gain (Loss) on Investments	0.39		0.71	1.46	(1.09)	0.65	(0.40)

Total From Investment Operations	0.60		0.87	1.75	(0.69)	1.14	0.03

Less Distributions
Distributions from Net Investment Income	(0.22)		(0.30)	(0.42)	(0.43)	(0.24)	(0.43)
Distributions from Net Realized Capital Gains	(0.56)		(0.31)	—	(0.02)	—	(0.30)

Total Distributions	(0.78)		(0.61)	(0.42)	(0.45)	(0.24)	(0.73)

Net Asset Value, End of Period	$11.25		$11.43	$11.17	$9.84	$10.98	$10.08

Total Return (%)	5.31		8.00	18.37	(6.88)	11.08	0.65

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.50	*	0.51	0.53	0.53	0.55	0.58
Ratio of Net Expenses to Average Net Assets (%)(c)	0.50	*	0.51	0.53	0.53	0.55	0.58
Ratio of Net Investment Income to Average Net Assets (%)	3.66	*	1.38	2.78	3.74	4.78	4.21
Portfolio Turnover Rate (%)	207.3		526.8	667.7	1,143.3	945.3	851.3
Net Assets, End of Period (in millions)	$1,556.7		$1,273.4	$1,160.3	$824.7	$857.5	$885.5

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.38		$11.13	$9.80	$10.96	$10.06	$10.76

Income (Loss) from Investment Operations
Net Investment Income(a)	0.19		0.13	0.27	0.37	0.46	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.39		0.71	1.45	(1.10)	0.66	(0.41)

Total From Investment Operations	0.58		0.84	1.72	(0.73)	1.12	(0.01)

Less Distributions
Distributions from Net Investment Income	(0.20)		(0.28)	(0.39)	(0.41)	(0.22)	(0.39)
Distributions from Net Realized Capital Gains	(0.56)		(0.31)	—	(0.02)	—	(0.30)

Total Distributions	(0.76)		(0.59)	(0.39)	(0.43)	(0.22)	(0.69)

Net Asset Value, End of Period	$11.20		$11.38	$11.13	$9.80	$10.96	$10.06

Total Return (%)	5.13		7.76	18.05	(7.06)	10.80	0.39

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.75	*	0.76	0.78	0.78	0.80	0.82
Ratio of Net Expenses to Average Net Assets (%)(c)	0.75	*	0.76	0.78	0.78	0.80	0.82
Ratio of Net Investment Income to Average Net Assets (%)	3.40	*	1.13	2.55	3.44	4.52	3.93
Portfolio Turnover Rate (%)	207.3		526.8	667.7	1,143.3	945.3	851.3
Net Assets, End of Period (in millions)	$1,709.5		$1,391.6	$971.4	$542.9	$401.6	$367.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$11.39		$11.13	$9.80	$10.96	$10.06	$9.92

Income (Loss) from Investment Operations
Net Investment Income(a)	0.19		0.14	0.28	0.37	0.48	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.39		0.71	1.45	(1.09)	0.65	(0.15)

Total From Investment Operations	0.58		0.85	1.73	(0.72)	1.13	0.14

Less Distributions
Distributions from Net Investment Income	(0.20)		(0.28)	(0.40)	(0.42)	(0.23)	—
Distributions from Net Realized Capital Gains	(0.56)		(0.31)	—	(0.02)	—	—

Total Distributions	(0.76)		(0.59)	(0.40)	(0.44)	(0.23)	—

Net Asset Value, End of Period	$11.21		$11.39	$11.13	$9.80	$10.96	$10.06

Total Return (%)	5.17		7.90	18.15	(6.92)	10.93	1.41

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.65	*	0.66	0.68	0.68	0.71	0.75	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.65	*	0.66	0.68	0.68	0.71	0.75	*
Ratio of Net Investment Income to Average Net Assets (%)	3.44	*	1.24	2.63	3.47	4.63	4.23	*
Portfolio Turnover Rate (%)	207.3		526.8	667.7	1,143.3	945.3	851.3
Net Assets, End of Period (in millions)	$55.6		$52.8	$48.5	$38.8	$7.3	$3.3

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures, options, swap, and forward transactions, foreign currency transactions, deferred trustees’ compensation, paydown, premium amortization, deferred deflation adjustments and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. For the six months ended June 30, 2011, the Portfolio had an outstanding reverse repurchase agreement balance for 77 days. The average amount of borrowings was $18,331,684 and the weighted average interest rate was 0.23%.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s

25

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2011, the Portfolio had no forward commitments and when-issued and delayed-delivery securities.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$7,007,610	0.50%	First $	1.2 Billion

	0.45%	Over $	1.2 Billion

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares.

MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases			Sales
U.S. Government	Non U.S. Government	Foreign Government	U.S. Government	Non U.S. Government	Foreign Government

$8,532,177,584	$820,363,049	$262,607,301	$8,259,613,256	$223,434,375	$263,043,514

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the

27

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to receive. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Interest Rate Swaps - The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. As of June 30, 2011, the net unrealized appreciation on such transactions was $5,689,322. This risk is mitigated by maintaining a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swaps - The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in Note 9 to the Notes to Financial Statements and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2011 for which a Portfolio is the seller of protection are disclosed in Note 9 to the Notes to Financials Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on swap contracts	$7,184,663	Unrealized depreciation on swap contracts	$(1,495,341)

	Unrealized appreciation on futures contracts*	1,591,044	Unrealized depreciation on futures contracts*	226,727

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,805,412	Unrealized depreciation on forward foreign currency exchange contracts	7,488,058

Credit	Unrealized appreciation on swap contracts	500,480	Unrealized depreciation on swap contracts	1,523,005

Total		$14,081,599		$7,742,449

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Foreign Currency Exchange	Credit	Total
Foreign currency transactions	$—	$(3,786,648)	$—	$(3,786,648)
Futures contracts	331,652	—	—	331,652
Swap contracts	456,962	—	71,831	528,793
Written options contracts	(1,278,304)	—	108,925	(1,169,379)

	$(489,690)	$(3,786,648)	$180,756	$(4,095,582)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)
Foreign currency transactions	$—	$(2,962,174)	$—	$(2,962,174)
Futures contracts	1,348,530	—	—	1,348,530
Swap contracts	(359,757)	—	(59,833)	(419,590)
Written options contracts	(96,974)	617,850	4,416,578	4,937,454

	$891,799	$(2,344,324)	$4,356,745	$2,904,220

For the six months ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional or Face Amount(a)	Foreign Currency Risk	Interest Rate Risk	Credit Risk
Foreign currency transactions	$618,394,746	$—	$—
Futures contracts long	—	369,515,052	—
Swap contracts	—	10,720,000	4,945,000
Written options contracts	600	29,402,956	8,877,273

(a) Averages are based on daily activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/2/2011	UBS AG	24,037,729	BRL	$15,305,891	$14,869,312	$436,579

9/2/2011	Barclays Bank plc	24,037,729	BRL	15,204,009	14,937,689	266,320

9/19/2011	Deutsche Bank AG	24,497,000	CAD	25,357,041	24,866,895	490,146

11/15/2011	JPMorgan Chase Bank N.A.	43,219,513	CNY	6,709,799	6,728,867	(19,068)

2/13/2012	Deutsche Bank AG	37,170,584	CNY	5,795,743	5,738,415	57,328

9/19/2011	JPMorgan Chase Bank N.A.	531,000	EUR	769,524	762,890	6,634

10/31/2011	Citibank N.A.	28,025,600,000	IDR	3,206,427	3,020,000	186,427

10/31/2011	Citibank N.A.	17,461,600,000	IDR	1,997,793	1,898,000	99,793

10/31/2011	Goldman Sachs & Co.	20,257,500,000	IDR	2,317,674	2,190,000	127,674

1/31/2012	Citibank N.A.	17,814,000,000	IDR	2,010,550	1,963,408	47,142

8/12/2011	Barclays Bank plc	99,914,100	INR	2,220,783	2,210,000	10,783

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/12/2011	Deutsche Bank AG	145,400,000	INR	$3,231,795	$3,110,160	$121,635

8/12/2011	JPMorgan Chase Bank N.A.	104,512,000	INR	2,322,981	2,300,000	22,981

8/12/2011	Morgan Stanley	1,073,391,000	INR	23,858,184	22,867,299	990,885

8/12/2011	JPMorgan Chase Bank N.A.	37,231,492,000	KRW	34,790,960	33,903,831	887,129

8/12/2011	Morgan Stanley	218,660,000	KRW	204,327	200,000	4,327

7/7/2011	Barclays Bank plc	49,952,350	MXN	4,261,452	4,130,000	131,452

7/7/2011	Morgan Stanley	35,784,920	MXN	3,052,823	2,960,000	92,823

7/7/2011	Morgan Stanley	13,292,950	MXN	1,134,026	1,100,000	34,026

11/18/2011	Morgan Stanley	99,030,220	MXN	8,345,217	8,294,336	50,881

8/11/2011	Barclays Bank plc	2,000,000	MYR	660,526	644,434	16,092

8/11/2011	Barclays Bank plc	2,000,000	MYR	660,526	647,606	12,920

8/11/2011	Barclays Bank plc	1,900,000	MYR	627,499	617,384	10,115

8/11/2011	Barclays Bank plc	6,527,918	MYR	2,155,929	2,110,000	45,929

8/11/2011	Citibank N.A.	3,600,000	MYR	1,188,947	1,163,505	25,442

8/11/2011	Citibank N.A.	2,000,000	MYR	660,526	648,508	12,018

8/11/2011	Citibank N.A.	3,000,000	MYR	990,789	972,857	17,932

8/11/2011	Citibank N.A.	3,000,000	MYR	990,789	975,071	15,718

8/11/2011	JPMorgan Chase Bank N.A.	2,000,000	MYR	660,526	649,035	11,491

8/11/2011	Morgan Stanley	3,306,560	MYR	1,092,034	1,075,269	16,765

11/10/2011	Citibank N.A.	3,095,462	MYR	1,015,685	1,038,049	(22,364)

11/15/2011	Barclays Bank plc	102,300,000	PHP	2,334,710	2,306,132	28,578

11/15/2011	Barclays Bank plc	43,100,000	PHP	983,636	977,324	6,312

11/15/2011	Barclays Bank plc	43,300,000	PHP	988,201	977,647	10,554

11/15/2011	Barclays Bank plc	43,400,000	PHP	990,483	976,378	14,105

11/15/2011	Barclays Bank plc	33,597,090	PHP	766,759	750,270	16,489

11/15/2011	Citibank N.A.	84,800,000	PHP	1,935,321	1,912,926	22,395

3/15/2012	Citibank N.A.	428,905,200	PHP	9,713,925	9,890,585	(176,660)

9/9/2011	Barclays Bank plc	700,000	SGD	570,327	547,485	22,842

9/9/2011	Citibank N.A.	900,000	SGD	733,277	703,180	30,097

9/9/2011	Deutsche Bank AG	1,200,000	SGD	977,703	940,918	36,785

9/9/2011	Deutsche Bank AG	3,000,000	SGD	2,444,258	2,434,867	9,391

9/9/2011	Deutsche Bank AG	2,400,000	SGD	1,955,406	1,949,064	6,342

9/9/2011	Goldman Sachs & Co.	3,000,000	SGD	2,444,258	2,436,667	7,591

9/9/2011	JPMorgan Chase Bank N.A.	300,000	SGD	244,426	234,212	10,214

9/9/2011	JPMorgan Chase Bank N.A.	1,395,927	SGD	1,137,335	1,096,238	41,097

9/9/2011	JPMorgan Chase Bank N.A.	2,995,628	SGD	2,440,695	2,433,748	6,947

9/9/2011	UBS AG	2,000,000	SGD	1,629,505	1,628,300	1,205

Net Unrealized Appreciation						$4,302,239

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Forward Foreign Currency Exchange Contracts to Sell:
Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

7/29/2011	Deutsche Bank AG	6,609,000	AUD	$7,070,941	$6,887,239	$(183,702)

8/2/2011	Barclays Bank plc	24,037,729	BRL	15,305,891	15,032,976	(272,915)

7/6/2011	JPMorgan Chase Bank N.A.	4,370,000	EUR	6,346,597	6,320,523	(26,074)

7/6/2011	UBS AG	50,000	EUR	72,615	72,313	(302)

7/18/2011	Barclays Bank plc	9,806,000	EUR	14,236,648	14,033,475	(203,173)

7/18/2011	Barclays Bank plc	220,000	EUR	319,403	313,319	(6,084)

7/18/2011	BNP Paribas Bank	4,511,000	EUR	6,549,206	6,458,534	(90,672)

7/18/2011	Citibank N.A.	1,496,000	EUR	2,171,938	2,121,958	(49,980)

7/18/2011	Citibank N.A.	7,143,000	EUR	10,370,424	10,424,923	54,499

7/18/2011	Citibank N.A.	2,227,000	EUR	3,233,226	3,138,950	(94,276)

7/18/2011	Citibank N.A.	13,063,000	EUR	18,965,259	18,554,842	(410,417)

7/18/2011	Citibank N.A.	17,478,000	EUR	25,375,090	25,103,858	(271,232)

7/18/2011	JPMorgan Chase Bank N.A.	173,140,000	EUR	251,369,898	249,825,437	(1,544,461)

7/18/2011	JPMorgan Chase Bank N.A.	3,874,000	EUR	5,624,391	5,428,136	(196,255)

7/18/2011	UBS AG	8,829,000	EUR	12,818,210	12,516,252	(301,958)

9/13/2011	UBS AG	6,300,000	GBP	10,114,100	10,344,682	230,582

7/14/2011	JPMorgan Chase Bank N.A.	303,653,000	JPY	3,765,468	3,625,037	(140,431)

7/25/2011	Citibank N.A.	10,810,000,000	JPY	134,057,191	130,622,602	(3,434,589)

7/7/2011	Morgan Stanley	99,030,220	MXN	8,448,301	8,404,856	(43,445)

Net Unrealized Depreciation						$(6,984,885)

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—China Yuan Renminbi

EUR—Euro

GBP—British Pound

IDR—Indonesia Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

SGD—Singapore Dollar

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Futures Contracts

The futures contracts outstanding as of June 30, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ Depreciation

3MO Euribor	06/18/2012	65	$23,042,789	$23,116,882	$74,093

3MO Euribor	09/17/2012	65	23,007,860	23,098,002	90,142

3MO Euribor	12/17/2012	65	22,973,348	23,072,041	98,693

3MO Euribor	03/18/2013	65	22,949,493	23,050,800	101,307

90 Day EuroDollar Futures	09/19/2011	639	159,058,672	159,198,863	140,191

90 Day EuroDollar Futures	12/19/2011	61	15,170,413	15,185,950	15,537

90 Day EuroDollar Futures	03/19/2012	880	218,331,450	218,933,000	601,550

90 Day EuroDollar Futures	06/18/2012	456	113,008,765	113,298,900	290,135

90 Day EuroDollar Futures	12/17/2012	494	122,287,555	122,178,550	(109,005)

90 Day EuroDollar Futures	03/18/2013	207	51,184,622	51,066,900	(117,722)

90 Day EuroDollar Futures	09/17/2012	328	81,148,204	81,327,600	179,396

Net Unrealized Appreciation					$1,364,317

8. Options Written

The options contracts outstanding as of June 30, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Over the Counter Options Written - Calls	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of June 30, 2011	Unrealized Appreciation/ Depreciation

317513GS2	JPMorgan Chase Bank N.A.	10/11/2011	(17,200,000)	$(87,376)	$(111,321)	$(23,945)

CDX.O 5 Year Swaption 0.8	BNP Paribas Bank	09/21/2011	(3,200,000)	(6,880)	(7,139)	(259)

CDX.O 5 Year Swaption 0.8	Credit Suisse Group AG	09/21/2011	(1,000,000)	(3,900)	(2,231)	1,669

EuroDollar Futures	Citibank N.A.	09/19/2011	(119)	(55,702)	(92,225)	(36,523)

IRO USD 3 Year Swaption 3.0	Morgan Stanley	10/11/2011	(126,400,000)	(639,900)	(760,789)	(120,889)

IRO USD 5 Year Swaption 1.8	Credit Suisse Group AG	08/24/2011	(13,600,000)	(27,200)	(21,129)	6,071

OCD001044 FVA USD	Morgan Stanley	10/11/2011	(37,100,000)	(411,799)	(601,308)	(189,509)

OCD001077 FVA USD	Morgan Stanley	11/14/2011	(42,500,000)	(462,139)	(696,661)	(234,522)

OCD001119 FVA USD	Goldman Sachs & Co.	10/11/2011	(17,700,000)	(93,460)	(114,557)	(21,097)

				$(1,788,356)	$(2,407,360)	$(619,004)

Exchange Traded Options Written - Calls

U.S. Treasury Note 5 Year Futures		07/01/2011	(186)	(80,595)	(42,141)	38,454

U.S. Treasury Note 10 Year Futures		07/01/2011	(65)	(30,006)	(6,094)	23,912

				$(110,601)	$(48,235)	$62,366

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Options Written - continued

Over the Counter Options Written - Puts	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of June 30, 2011	Unrealized Appreciation/ Depreciation

CDX.O 5 Year Swaption 0.8	BNP Paribas Bank	09/21/2011	(3,200,000)	$(13,120)	$(1,647)	$11,473

CDX.O 5 Year Swaption 0.8	Credit Suisse Group AG	09/21/2011	(1,000,000)	(4,600)	(515)	4,085

CDX.O 5 Year Swaption 0.8	Morgan Stanley	09/21/2011	(5,000,000)	(22,500)	(6,132)	16,368

CDX.O 5 Year Swaption 0.8	UBS AG	09/21/2011	(1,700,000)	(9,180)	(875)	8,305

EuroDollar Futures	Citibank N.A.	09/19/2011	(119)	(76,150)	(8,925)	67,225

INF Floor USD CPURNS 215.95	Deutsche Bank AG	03/10/2020	(5,100,000)	(38,250)	(18,107)	20,143

INF Floor USD CPURNS 215.95	Citibank N.A.	03/12/2020	(13,900,000)	(119,540)	(37,238)	82,302

INF Floor USD CPURNS 216.69	Citibank N.A.	04/07/2020	(49,000,000)	(436,720)	(136,683)	300,037

INF Floor USD CPURNS 217.97	Citibank N.A.	09/29/2020	(4,700,000)	(60,630)	(14,452)	46,178

IRO USD 1 Year Swaption 1.0	Goldman Sachs & Co.	11/19/2012	(39,500,000)	(225,359)	(233,429)	(8,070)

IRO USD 1 Year Swaption 2.0	Goldman Sachs & Co.	04/30/2012	(211,400,000)	(375,235)	(123,331)	251,904

IRO USD 10 Year Swaption 4.25	Morgan Stanley	10/11/2011	(126,400,000)	(639,900)	(270,268)	369,632

IRO USD 3 Year Swaption 3.0	Barclays Bank plc	06/18/2012	(3,600,000)	(31,637)	(13,775)	17,862

IRO USD 3 Year Swaption 3.0	Citibank N.A.	06/18/2012	(59,100,000)	(657,643)	(226,140)	431,503

IRO USD 3 Year Swaption 3.0	Deutsche Bank AG	06/18/2012	(16,000,000)	(178,832)	(61,222)	117,610

IRO USD 3 Year Swaption 3.0	JPMorgan Chase Bank N.A.	06/18/2012	(40,700,000)	(431,713)	(155,734)	275,979

IRO USD 5 Year Swaption 2.5	Credit Suisse Group AG	08/24/2011	(13,600,000)	(54,060)	(31,616)	22,444

				$(3,375,069)	$(1,340,089)	$2,034,980

Exchange Traded Options Written - Puts

U.S. Treasury Note 5 Year Futures		07/01/2011	(186)	(37,789)	(39,234)	(1,445)

U.S. Treasury Note 10 Year Futures		07/01/2011	(65)	(21,515)	(31,484)	(9,969)

				$(59,304)	$(70,718)	$(11,414)

Total				$5,333,330	$(3,866,402)	$1,466,928

The Portfolio transactions in options written during the period ended June 30, 2011 were as follows:

Call Options	Number of Contracts	Premium received

Options outstanding December 31, 2010	286,400,719	$1,749,288

Options written	249,000,251	1,137,846

Options bought back	(600)	(280,848)

Options expired	(276,700,000)	(707,329)

Options outstanding June 30, 2011	258,700,370	$1,898,957

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Options Written - continued

Put Options	Number of Contracts	Premium received

Options outstanding December 31, 2010	417,200,719	$3,534,538

Options written	467,800,251	1,648,852

Options bought back	(157,100,600)	(1,139,047)

Options expired	(134,000,000)	(609,969)

Options outstanding June 30, 2011	593,900,370	$3,434,374

9. Swap Agreements

Open interest rate swap agreements at June 30, 2011 were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counter party	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Pay	INF EUR FRCPXTOB	2.261%	7/14/2011	JPMorgan Chase Bank N.A.	EUR	66,200,000	$(2,528,400)	$(1,087,869)	$(1,440,531)

Receive	ZCS BRL CDI	10.115%	1/2/2012	Morgan Stanley	BRL	2,500,000	132,236	(7,260)	139,496

Receive	ZCS BRL CDI	12.540%	1/2/2012	Morgan Stanley	BRL	124,800,000	3,136,080	1,107,194	2,028,886

Receive	ZCS BRL CDI	11.670%	1/2/2012	Goldman Sachs & Co.	BRL	61,300,000	308,923	29,301	279,622

Receive	ZCS BRL CDI	10.835%	1/2/2012	JPMorgan Chase Bank N.A.	BRL	7,000,000	76,962	29,726	47,236

Receive	ZCS BRL CDI	11.290%	1/2/2012	Morgan Stanley	BRL	11,300,000	73,275	—	73,275

Receive	ZCS BRL CDI	11.250%	1/2/2012	JPMorgan Chase Bank N.A.	BRL	10,200,000	84,725	20,793	63,932

Receive	ZCS BRL CDI	11.630%	1/2/2012	Morgan Stanley	BRL	5,900,000	(18,205)	(5,309)	(12,896)

Receive	ZCS BRL CDI	11.890%	1/2/2013	Goldman Sachs & Co.	BRL	12,000,000	(42,220)	(306)	(41,914)

Receive	ZCS BRL CDI	12.170%	1/2/2013	JPMorgan Chase Bank N.A.	BRL	20,000,000	95,511	(235)	95,746

Receive	ZCS BRL CDI	11.980%	1/2/2013	Morgan Stanley	BRL	82,600,000	4,305,741	—	4,305,741

Receive	IRS USD 3MIL	4.000%	12/21/2041	Morgan Stanley	USD	6,100,000	185,804	35,075	150,729

Total							$5,810,432	$121,110	$5,689,322

Credit Default Swaps on Corporate and Sovereign Issuers - Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011 (b)	Notional Amount (c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Black and Decker Corp. (The)
8.950%, due 04/15/2014	(2.200%)	6/20/2014	Citibank N.A.	0.29%	$2,000,000	$(113,562)	$—	$(113,562)

D.R. Horton, Inc.
5.375%, due 06/15/2012	(1.000%)	3/20/2015	JPMorgan Chase Bank N.A.	1.93%	7,500,000	248,314	403,143	(154,829)

Echostar DBS Corp.
6.625%, due 10/01/2014	(3.650%)	12/20/2013	Citibank N.A.	1.80%	6,200,000	(278,286)	—	(278,286)

International Lease Finance Corp.
6.625%, due 11/15/2013	(1.530%)	12/20/2013	JPMorgan Chase Bank N.A.	3.02%	1,100,000	38,455	—	38,455

Lexmark International, Inc.
5.900%, due 06/01/2013	(1.170%)	6/20/2013	JPMorgan Chase Bank N.A.	1.00%	5,000,000	(16,611)	—	(16,611)

Total						$(121,690)	$403,143	$(524,833)

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PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Swap Agreements - continued

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011 (b)	Notional Amount (c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Brazilian Government International Bond
12.250%, due 03/06/2030	1.000%	6/20/2020	Deutsche Bank AG	1.47%	$7,200,000	$(259,655)	$(238,660)	$(20,995)

Brazilian Government International Bond
12.250%, due 03/06/2030	1.000%	6/20/2015	JPMorgan Chase Bank N.A.	0.94%	2,500,000	5,965	(28,452)	34,417

Government of France
4.250%, due 04/25/2019	0.250%	6/20/2015	Citibank N.A.	0.62%	3,300,000	(47,923)	(78,850)	30,927

Government of France
4.250%, due 04/25/2019	4.250%	12/20/2015	Citibank N.A.	0.70%	2,700,000	(52,666)	(74,254)	21,588

Government of France
4.250%, due 04/25/2019	0.250%	6/20/2015	Deutsche Bank AG	0.62%	3,000,000	(43,566)	(98,285)	54,719

Government of France
4.250%, due 04/25/2019	0.250%	6/20/2015	JPMorgan Chase Bank N.A.	0.62%	2,800,000	(40,662)	(98,833)	58,171

Government of France
4.250%, due 04/25/2019	0.250%	12/20/2015	JPMorgan Chase Bank N.A.	0.70%	11,000,000	(214,564)	(221,148)	6,584

Government of Japan
2.000% due 03/21/2022	1.000%	12/20/2015	Deutsche Bank AG	0.79%	1,100,000	9,896	22,879	(12,983)

Government of Japan
2.000% due 03/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	0.79%	4,400,000	39,583	92,772	(53,189)

Government of Japan
2.000% due 03/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	0.79%	5,500,000	49,479	113,527	(64,048)

Government of Japan
2.000% due 03/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	0.79%	2,300,000	20,691	51,101	(30,410)

Government of Japan
2.000% due 03/21/2022	1.000%	12/20/2015	JPMorgan Chase Bank N.A.	0.79%	4,500,000	40,483	92,584	(52,101)

United Kingdom Gilt
4.250%, due 06/07/2032	1.000%	6/20/2015	Citibank N.A.	0.48%	4,300,000	87,506	34,941	52,565

United Kingdom Gilt
4.250%, due 06/07/2032	1.000%	12/20/2015	Credit Suisse Group AG	0.53%	2,100,000	42,586	49,257	(6,671)

United Kingdom Gilt
4.250%, due 06/07/2032	1.000%	6/20/2015	Deutsche Bank AG	0.48%	5,100,000	103,787	43,721	60,066

United Kingdom Gilt
4.250%, due 06/07/2032	1.000%	6/20/2015	Deutsche Bank AG	0.48%	1,800,000	36,631	8,559	28,072

United Kingdom Gilt
4.250%, due 06/07/2032	1.000%	12/20/2015	Deutsche Bank AG	0.53%	2,700,000	54,753	62,664	(7,911)

Petrobras International Bond
8.375%, due 12/10/2018	1.000%	9/20/2012	Deutsche Bank AG	0.69%	700,000	2,695	(8,684)	11,379

Government of Spain
5.500%, due 7/30/2017	1.000%	3/20/2016	Goldman Sachs & Co.	2.57%	1,300,000	(86,698)	(74,096)	(12,602)

Government of Japan
2.000% due 03/21/2022	1.000%	6/20/2016	Citibank N.A.	0.87%	9,500,000	60,248	(4,643)	64,891

Total						$(191,431)	$(353,900)	$162,469

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PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Swap Agreements - continued

Credit Default Swaps on Credit Indices - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011 (b)	Notional Amount (c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

CDX.EM.14	5.000%	12/20/2015	Deutsche Bank AG	2.07%	$3,200,000	$389,110	$474,400	$(85,290)

CDX.EM.14	5.000%	12/20/2015	Morgan Stanley	2.07%	7,000,000	851,177	987,000	(135,823)

CDX.EM.14	5.000%	12/20/2015	UBS AG	2.07%	4,200,000	510,706	592,200	(81,494)

CDX.EM.14	5.000%	12/20/2015	Citibank N.A.	2.07%	30,900,000	3,757,339	4,143,505	(386,166)

CDX.NA.IG.16	1.000%	6/20/2016	Goldman Sachs & Co.	0.92%	22,300,000	83,233	44,587	38,646

CDX.EM.15	5.000%	6/20/2016	Barclays Bank plc	2.12%	2,500,000	327,466	337,500	(10,034)

Total						$5,919,031	$6,579,192	$(660,161)

BRL—Brazilian Real

EUR—Euro

MXN—Mexican Peso

USD—United States Dollar

IG—Investment Grade

NA—North America

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

10. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

11. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

11. Market, Credit and Counterparty Risk - continued

reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

12. Income Tax Information

The tax character of distributions paid for the six months ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$123,896,040	$59,876,258	$—	$—	$123,896,040	$59,876,258

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$189,578,043	$6,687,579	$(50,485,392)	$—	145,780,230

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

13. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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PIMCO Inflation Protected Bond Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 3.00%, 2.82% and 2.94%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 2.72%.

Market Environment/Conditions

Concern about political unrest across the Middle East/North Africa, the strongest earthquake on record in Japan, and the sovereign debt crisis in the Eurozone sparked a flight to safety and boosted demand for Treasuries during the first half of the year. The Barclays Capital U.S. Aggregate (BCAG) Bond Index, a widely used index of U.S. high-grade bonds, returned 2.72 percent during the first half of 2011.

The Treasury rally stalled late during the final days of the first half of the year as Greece’s parliament approved austerity measures, easing concerns (at least temporarily) about the potential for the Euro area’s first sovereign default. In addition, U.S. manufacturing businesses unexpectedly expanded at a faster pace in June, suggesting that the supply chain disruption from the Japanese earthquake was easing.

Another indicator that raised hopes for stronger growth in the second half of 2011 was falling commodity prices. Lower retail fuel prices relieved some stress on consumers coping with an official unemployment rate over 9 percent and continued weakness in residential property markets. On June 30 the Federal Reserve (Fed) ended its $600 billion program of buying Treasuries known as QE2, and indicated its intent to continue buying Treasuries with proceeds from maturing debt on its $2.9 trillion balance sheet. The Fed also reiterated its “extended period” language for a near-zero federal funds rate.

Portfolio Review/Current Positioning

Exposure to non-U.S. developed interest rates, particularly core Europe, added to returns as rates fell on fears of a global economic slowdown; however, an underweight to U.S. duration detracted from returns as rates fell. A focus on shorter maturities, implemented via money market futures, added to performance as these contracts increased in price during the first half of the year. An overweight to emerging markets, especially to dollar denominated debt in Brazil and emerging market corporates in Russia were positive for performance. An underweight to Agency mortgage-backed securities (MBS) detracted from performance as the sector outperformed like-duration Treasuries during the period; however, exposure to Non-Agency mortgages partially mitigated some of this negative impact. An overweight to bonds of banks, finance companies, and life insurers all added to performance as these sectors outpaced the broader corporate market amid improving balance sheets and higher profits. Additionally, exposure to Build America Bonds (BABs) added to performance, given the light supply and reduced negative headlines for municipals. Finally, exposure to emerging market currencies added to returns as these currencies appreciated versus the U.S. dollar.

In regards to Portfolio positioning as of June 30, 2011, PIMCO has been broadening sources of Portfolio returns and reducing overall risk exposures in light of market uncertainties. We have maintained an underweight to duration overall. The focus of the duration is on the short end of the yield curve, where markets are pricing in more and faster Fed tightening than we foresee. This offers potential to gain from “roll down”, or the maturing of bonds along the relatively steep short maturity curve. We have retained Agency mortgages as important source of high quality income. We continued to hold non-Agency mortgages and commercial mortgage-backed securities (CMBS) that have senior positions in the capital structure as another source of attractive yield. In the corporate sector, we have maintained an overweight to banking/financial credits, which are attractively valued vs. the broader market. We continued to favor Build America Bonds, seeking to capture their attractive valuations relative to corporates. Additionally, we continued to own corporate and quasi-sovereign bonds in high quality countries; taking exposure to relatively high nominal and real local interest rates in Brazil. The portfolio also held long positions in relatively high yielding, high quality emerging market currencies as well as commodity-based, fiscally sound currencies such as Norway and Canada.

William H. Gross, CFA

Managing Director, Co-Chief Investment Officer

Pacific Investment Management Company LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
Fannie Mae	27.0
Japan Treasury Bills	20.0
Freddie Mac	3.5
Citigroup, Inc.	1.8
Barclays Bank plc	1.8
Brazil Notas do Tesouro Nacional	1.8
U.S. Treasury Notes	1.6
Wells Fargo & Co.	1.5
JPMorgan Chase & Co.	1.5
U.S. Treasury Inflation Index Bonds	1.1

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	30.1
Domestic Bonds & Debt Securities	24.6
Foreign Bonds & Debt Securities	24.2
Cash & Equivalents	10.0
Mortgage-Backed Securities	4.4
Municipals	2.9
Asset-Backed Securities	1.7
Preferred Stocks	0.9
Convertible Preferred Stocks	0.9
Loan Participation	0.3

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PIMCO Total Return Portfolio managed by

Pacific Investment Management Company LLC vs. Barclays Capital U.S. Aggregate Bond Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
PIMCO Total Return Portfolio—Class A	3.00%	5.53%	8.58%	6.97%	—
Class B	2.82%	5.22%	8.31%	6.70%	—
Class E	2.94%	5.33%	8.42%	—	6.26%
Barclays Capital U.S. Aggregate Bond Index[1]	2.72%	3.90%	6.52%	5.74%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011 .

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.51%	$1,000.00	$1,030.00	$2.57
Hypothetical*	0.51%	1,000.00	1,022.27	2.56

Class B
Actual	0.76%	$1,000.00	$1,028.20	$3.82
Hypothetical*	0.76%	1,000.00	1,021.03	3.81

Class E
Actual	0.66%	$1,000.00	$1,029.40	$3.32
Hypothetical*	0.66%	1,000.00	1,021.52	3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—33.9% of Net Assets

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—30.4%
Fannie Mae 8.000%, 08/01/14	$2,049	$2,201
Fannie Mae 10 Yr. Pool 4.500%, 01/01/13	255,524	266,200
4.500%, 03/01/13	231,487	236,089
4.500%, 04/01/13	539,767	567,246
4.000%, 08/01/13	79,000	82,485
3.500%, 09/01/13	43,782	44,512
4.000%, 09/01/13	215,355	224,954
4.500%, 09/01/13	540,908	568,441
3.500%, 10/01/13	62,512	63,640
4.000%, 12/01/13	553,502	566,111
4.500%, 12/01/13	341,435	362,671
4.000%, 03/01/14	19,417	19,947
4.500%, 03/01/14	785,244	823,757
4.000%, 05/01/14	784,645	819,116
3.500%, 06/01/14	16,810	17,184
4.000%, 06/01/14	412,643	427,098
3.500%, 07/01/14	30,198	30,870
4.000%, 07/01/14	9,708	10,120
4.000%, 09/01/15	6,256	6,476
5.500%, 04/01/16	133,173	144,776
5.500%, 06/01/16	45,418	48,219
5.500%, 06/01/16	30,625	33,379
5.500%, 08/01/17	12,394	13,269
5.500%, 09/01/18	756,897	820,963
5.500%, 10/01/18	352,363	382,127
Fannie Mae 15 Yr. Pool 5.500%, 03/01/13	10,318	11,195
5.500%, 11/01/13	9,294	10,083
6.500%, 12/01/13	2,059	2,115
5.500%, 01/01/14	13,355	14,490
5.500%, 02/01/14	11,220	12,173
5.500%, 03/01/14	11,042	11,980
5.500%, 04/01/14	141,828	153,874
5.500%, 04/01/14	12,102	13,130
5.500%, 06/01/14	12,437	13,493
5.500%, 09/01/14	690,065	748,678
5.500%, 12/01/14	209,309	227,087
5.500%, 08/01/15	2,074,032	2,171,346
5.500%, 03/01/16	21,418	23,237
6.500%, 04/01/16	50,524	55,336
6.500%, 06/01/16	27,145	29,731
6.500%, 07/01/16	77,220	84,576
6.500%, 08/01/16	4,900	5,367

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
6.000%, 09/01/16	$13,167	$14,398
6.500%, 09/01/16	30,057	32,919
6.500%, 10/01/16	64,374	70,505
5.500%, 11/01/16	12,855	13,955
5.500%, 12/01/16	11,436	12,415
5.500%, 01/01/17	14,180	15,391
6.500%, 02/01/17	43,759	47,927
6.000%, 03/01/17	12,249	13,409
6.000%, 04/01/17	28,778	31,505
6.000%, 06/01/17	23,675	25,919
6.000%, 07/01/17	66,077	72,340
6.500%, 07/01/17	51,947	56,896
5.500%, 09/01/17	14,514	15,765
5.500%, 10/01/17	11,352	12,331
6.500%, 10/01/17	16,058	17,587
5.500%, 12/01/17	15,301	16,760
5.500%, 01/01/18	484,789	526,538
5.500%, 02/01/18	3,905,133	4,241,732
5.500%, 02/01/18	183,517	199,105
4.500%, 06/01/18	203,979	218,333
5.500%, 11/01/18	13,481	14,641
5.500%, 09/01/20	60,260	65,566
5.500%, 12/01/20	13,238	14,379
4.000%, 03/01/22	290,134	307,105
5.500%, 03/01/22	1,266,738	1,373,865
5.500%, 04/01/22	530,981	580,230
5.500%, 04/01/22	41,485	44,993
5.500%, 07/01/22	846,806	919,983
5.500%, 09/01/22	368,469	399,630
5.500%, 10/01/22	2,549,778	2,770,510
5.500%, 11/01/22	683,410	741,261
5.500%, 12/01/22	637,214	691,202
4.500%, 01/01/23	2,001,633	2,128,776
4.500%, 02/01/23	1,434,870	1,525,976
5.500%, 02/01/23	882,153	956,797
5.500%, 03/01/23	119,299	129,388
4.500%, 04/01/23	2,338,947	2,487,457
4.500%, 05/01/23	2,451,134	2,606,767
4.500%, 06/01/23	3,956,058	4,207,245
4.500%, 07/01/23	2,410,460	2,563,511
5.500%, 07/01/23	62,090	67,351
5.500%, 08/01/23	420,232	455,771
5.500%, 10/01/23	530,736	575,702
5.500%, 11/01/23	103,202	112,612
5.500%, 12/01/23	265,951	288,707

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
4.500%, 01/01/24	$329,822	$350,403
5.500%, 01/01/24	75,460	81,853
4.500%, 03/01/24	15,465,189	16,438,732
4.000%, 04/01/24	351,785	367,415
4.500%, 04/01/24	2,221,765	2,362,469
4.500%, 05/01/24	6,051,877	6,433,300
4.000%, 07/01/24	734,446	767,079
5.500%, 09/01/24	296,734	322,123
4.500%, 10/01/24	1,619,561	1,721,382
4.000%, 11/01/24	409,846	428,056
4.000%, 12/01/24	717,501	750,002
5.500%, 01/01/25	5,529,862	5,998,385
4.000%, 02/01/25	851,595	889,433
4.000%, 03/01/25	1,527,361	1,594,747
4.500%, 04/01/25	927,604	985,342
4.000%, 05/01/25	4,349,160	4,541,042
4.000%, 06/01/25	1,310,215	1,368,020
4.000%, 07/01/25	7,895,676	8,244,029
4.500%, 07/01/25	481,170	510,895
3.500%, 08/01/25	1,815,989	1,852,412
4.000%, 08/01/25	35,654,898	37,227,967
3.500%, 09/01/25	410,337	418,567
4.000%, 09/01/25	47,486	49,581
3.500%, 10/01/25	875,000	892,549
4.000%, 10/01/25	2,381,647	2,486,724
3.500%, 11/01/25	4,943,757	5,042,913
4.500%, 11/01/25	633,089	672,496
3.500%, 12/01/25	19,865,484	20,263,922
4.000%, 12/01/25	8,434,435	8,806,557
3.500%, 01/01/26	8,015,192	8,176,958
3.500%, 02/01/26	15,704,021	16,023,231
4.000%, 02/01/26	17,847,910	18,624,193
3.500%, 03/01/26	4,208,512	4,294,238
4.000%, 03/01/26	25,696,034	26,829,066
3.500%, 04/01/26	8,069,549	8,233,923
4.000%, 04/01/26	2,568,522	2,680,751
4.000%, 04/01/26	658,064	686,686
3.500%, 05/01/26	12,366,679	12,618,581
3.500%, 05/01/26	1,225,139	1,250,094
4.000%, 05/01/26	2,084,829	2,175,508
3.500%, 06/01/26	104,119,781	106,240,629
4.000%, 06/01/26	4,215,922	4,399,291
3.500%, 07/01/26	10,227,269	10,432,240
4.000%, 07/01/26	140,748	146,795
4.500%, TBA (a)	37,000,000	39,231,544

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
5.500%, TBA (a)	$500,000	$541,953
Fannie Mae 20 Yr. Pool
6.000%, 08/01/18	14,183	15,543
6.000%, 12/01/18	21,487	23,547
5.500%, 02/01/19	71,407	77,483
6.000%, 02/01/19	32,832	35,979
6.000%, 06/01/22	2,463,542	2,721,754
5.500%, 09/01/22	31,005	33,876
6.000%, 09/01/22	636,162	700,713
5.500%, 10/01/22	138,735	151,581
6.000%, 10/01/22	416,462	460,112
6.000%, 01/01/23	779,179	860,847
5.500%, 06/01/23	1,081,819	1,181,449
5.500%, 03/01/25	2,044,232	2,230,451
5.500%, 11/01/26	75,796	82,246
5.500%, 01/01/27	379,145	411,408
5.500%, 06/01/27	72,482	78,736
5.500%, 08/01/27	773,753	840,516
5.500%, 11/01/27	281,798	306,113
6.000%, 11/01/27	58,899	64,765
5.500%, 12/01/27	662,768	719,955
5.500%, 03/01/28	326,998	354,907
5.500%, 04/01/28	892,291	968,457
5.500%, 05/01/28	410,028	445,023
5.500%, 06/01/28	126,450	137,242
5.500%, 07/01/28	72,861	79,080
5.500%, 09/01/28	1,134,229	1,230,855
6.000%, 09/01/28	358,109	393,776
5.500%, 10/01/28	194,038	210,629
6.000%, 10/01/28	316,657	348,195
5.500%, 12/01/28	86,080	93,427
5.500%, 01/01/29	1,104,782	1,199,073
5.500%, 07/01/29	395,799	429,579
5.500%, 10/01/29	1,020,701	1,107,975
5.500%, 04/01/30	1,222,315	1,326,637
Fannie Mae 30 Yr. Pool 8.000%, 11/01/13	2,061	2,163
8.000%, 10/01/25	3,412	4,007
6.000%, 12/01/28	150,102	166,529
6.000%, 01/01/29	106,866	118,561
6.000%, 02/01/29	541,314	600,555
6.000%, 04/01/29	15,903	17,643
6.000%, 06/01/29	23,352	25,908
5.000%, 09/01/30	241,813	258,439
7.500%, 09/01/30	2,405	2,826

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
5.000%, 03/01/32	$7,959	$8,549
6.000%, 07/01/32	621,143	689,121
5.000%, 09/01/32	19,106	20,437
5.000%, 10/01/32	38,247	40,913
5.000%, 11/01/32	8,032	8,591
6.000%, 11/01/32	339,381	376,523
6.000%, 01/01/33	117,672	129,220
6.000%, 02/01/33	100,432	111,423
5.000%, 03/01/33	23,471	25,089
6.000%, 03/01/33	98,441	109,214
5.000%, 04/01/33	20,587,613	22,006,332
6.000%, 04/01/33	65,422	72,581
5.000%, 05/01/33	107,913,617	115,350,084
6.000%, 05/01/33	101,958	113,117
5.000%, 06/01/33	14,566,407	15,570,220
5.000%, 07/01/33	27,336,711	29,216,349
6.000%, 07/01/33	103,490	114,816
5.000%, 08/01/33	76,732,258	82,019,978
6.000%, 08/01/33	349,059	387,261
5.000%, 09/01/33	36,087	38,640
5.000%, 10/01/33	120,303	128,594
5.000%, 11/01/33	9,561,229	10,220,105
5.000%, 12/01/33	15,726	16,810
5.000%, 01/01/34	580,594	621,420
6.000%, 01/01/34	11,648	12,923
5.000%, 02/01/34	3,711,198	3,966,942
5.000%, 03/01/34	7,339,916	7,842,279
5.000%, 04/01/34	886,732	948,100
5.000%, 05/01/34	135,471	144,742
5.500%, 05/01/34	192,207	209,212
5.000%, 06/01/34	122,615	131,052
5.500%, 06/01/34	174,400	189,829
5.500%, 07/01/34	154,575	168,347
5.000%, 08/01/34	451,255	482,539
5.500%, 09/01/34	33,142	36,074
6.000%, 09/01/34	158,084	175,385
5.000%, 10/01/34	9,457	10,105
5.000%, 11/01/34	5,896	6,300
5.500%, 11/01/34	1,554,374	1,691,894
6.000%, 11/01/34	42,893	47,399
5.000%, 12/01/34	25,330	27,064
5.500%, 12/01/34	35,742	38,904
5.000%, 01/01/35	575,801	615,556
5.500%, 01/01/35	2,245,055	2,443,681
5.000%, 02/01/35	11,226	11,995

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
5.500%, 02/01/35	$2,959,354	$3,221,176
5.000%, 03/01/35	43,974,313	46,984,026
5.000%, 04/01/35	45,258,555	48,356,122
6.000%, 04/01/35	4,553,879	5,052,258
5.000%, 05/01/35	23,317	24,904
6.000%, 05/01/35	205,168	226,468
5.000%, 06/01/35	25,592,327	27,343,928
5.000%, 07/01/35	9,848,049	10,516,506
6.000%, 07/01/35	377,048	416,645
5.000%, 08/01/35	20,939	22,358
5.000%, 09/01/35	65,938	70,418
6.000%, 09/01/35	74,495	82,229
5.000%, 10/01/35	3,223,631	3,445,547
5.000%, 11/01/35	1,141,372	1,218,777
6.000%, 12/01/35	408,101	451,307
5.000%, 02/01/36	9,112,009	9,729,964
5.000%, 03/01/36	24,227	25,870
6.000%, 03/01/36	553,285	609,860
6.000%, 05/01/36	2,322,520	2,560,686
6.000%, 06/01/36	1,561,772	1,721,466
5.000%, 07/01/36	162,569	173,695
5.500%, 07/01/36	8,035,985	8,746,951
6.000%, 07/01/36	1,086,084	1,197,141
5.000%, 08/01/36	3,428,837	3,661,372
6.000%, 08/01/36	23,238,107	25,614,368
5.500%, 09/01/36	954,310	1,039,336
6.000%, 09/01/36	9,557,560	10,534,847
6.000%, 09/01/36	108,483	119,576
6.000%, 10/01/36	27,205,217	29,987,527
5.500%, 11/01/36	75,443	81,823
6.000%, 11/01/36	4,512,478	4,974,403
5.500%, 12/01/36	191,080	207,213
6.000%, 12/01/36	23,544,638	25,952,167
5.500%, 01/01/37	853,869	925,612
6.000%, 01/01/37	1,037,363	1,143,514
5.000%, 02/01/37	26,559,523	28,360,832
5.500%, 02/01/37	611,622	662,741
6.000%, 02/01/37	38,601,571	42,486,557
5.500%, 03/01/37	406,301	440,661
6.000%, 03/01/37	3,204,230	3,529,184
6.000%, 04/01/37	11,749,247	12,931,305
5.500%, 05/01/37	369,535	400,381
6.000%, 05/01/37	7,450,016	8,204,824
5.500%, 06/01/37	1,447,375	1,568,191
6.000%, 06/01/37	13,156,401	14,478,809

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
5.500%, 07/01/37	$3,922,067	$4,250,159
6.000%, 07/01/37	73,899,392	81,317,607
5.500%, 08/01/37	551,200	597,210
6.000%, 08/01/37 (b)	26,439,723	29,093,690
6.000%, 08/01/37	18,551,539	20,415,819
5.500%, 09/01/37	287,120	311,047
6.000%, 09/01/37	33,454,056	36,813,113
6.000%, 10/01/37	5,808,665	6,391,229
6.000%, 11/01/37	416,774	458,609
5.500%, 12/01/37	9,802,107	10,620,317
6.000%, 12/01/37	611,920	673,344
5.500%, 01/01/38	260,082	281,792
5.500%, 02/01/38	8,708,875	9,429,336
6.000%, 02/01/38	13,614,745	14,981,672
5.500%, 03/01/38	10,902,936	11,864,142
6.000%, 03/01/38	357,875	393,463
5.500%, 04/01/38	160,310	173,537
6.000%, 04/01/38	156,162	171,762
5.500%, 05/01/38	5,667,524	6,135,295
6.000%, 05/01/38	21,007,927	23,112,801
5.500%, 06/01/38	3,094,910	3,351,573
6.000%, 06/01/38	404,082	444,338
5.500%, 07/01/38	506,941	548,782
6.000%, 07/01/38	8,472,516	9,315,028
5.500%, 08/01/38	360,955	390,746
6.000%, 08/01/38	8,493,918	9,341,718
6.000%, 09/01/38	17,598,046	19,351,441
5.500%, 10/01/38	47,275	51,169
6.000%, 10/01/38	11,695,821	12,862,964
6.000%, 11/01/38	5,101,364	5,609,981
6.000%, 12/01/38	4,663,307	5,129,030
4.500%, 01/01/39	192,630	199,882
5.500%, 01/01/39	1,180,265	1,277,678
6.000%, 01/01/39	2,592,384	2,853,766
4.500%, 02/01/39	15,126,666	15,693,142
6.000%, 02/01/39	211,458	232,486
4.500%, 03/01/39	878,437	910,683
4.500%, 04/01/39	57,675,498	59,805,442
5.500%, 04/01/39	165,303	179,076
6.000%, 04/01/39	1,179,987	1,297,510
4.500%, 05/01/39	3,117,327	3,231,759
4.500%, 06/01/39	18,970,250	19,666,621
6.000%, 06/01/39	348,487	383,141
4.500%, 07/01/39	26,864	27,838
6.000%, 07/01/39	14,669	16,142

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
4.500%, 08/01/39	$2,067,091	$2,142,971
5.500%, 08/01/39	497,543	538,700
6.000%, 08/01/39	221,331	243,548
5.500%, 09/01/39	1,728,564	1,882,813
6.000%, 09/01/39	545,948	600,750
5.500%, 12/01/39	343,994	372,332
4.500%, 04/01/40	99	103
5.500%, 04/01/40	92,541	100,179
6.000%, 05/01/40	30,814	33,878
4.500%, 06/01/40	480,172	498,248
4.500%, 07/01/40	1,420,758	1,472,119
4.500%, 09/01/40	4,405,067	4,565,394
5.500%, 12/01/40	497,379	538,430
3.500%, 01/01/41	7,921,662	7,587,628
3.500%, 02/01/41	21,313,524	20,391,476
4.000%, 02/01/41	13,954,118	13,978,172
3.500%, 03/01/41	22,620,589	21,666,739
3.500%, 03/01/41	7,017,328	6,721,426
3.500%, 05/01/41	500,299	479,202
4.500%, 05/01/41	497,508	515,654
3.500%, 06/01/41	424,338	406,436
4.000%, 06/01/41	23,069,823	23,109,591
4.500%, TBA (a)	804,000,000	832,014,576
5.500%, TBA (a)	26,000,000	28,116,556
6.000%, TBA (a)	25,000,000	27,464,850
Fannie Mae ARM Pool 2.289%, 10/01/28 (c)	236,322	245,892
2.745%, 02/01/31 (c)	279,463	280,804
2.518%, 09/01/31 (c)	118,710	124,729
2.636%, 07/01/32 (c)	44,895	45,225
2.745%, 09/01/32 (c)	378,656	396,755
2.917%, 11/01/32 (c)	248,113	261,155
2.351%, 03/01/33 (c)	9,552	10,014
1.915%, 06/01/33 (c)	111,314	115,270
2.555%, 07/01/33 (c)	86,274	90,535
2.590%, 04/01/34 (c)	28,768	30,138
2.410%, 05/01/34 (c)	1,639,693	1,719,103
4.774%, 09/01/34 (c)	225,782	241,276
4.982%, 09/01/34 (c)	2,516,850	2,638,629
2.629%, 10/01/34 (c)	47,756	50,267
2.553%, 11/01/34 (c)	11,963	12,573
2.680%, 11/01/34 (c)	7,154,456	7,543,921
2.689%, 11/01/34 (c)	343,894	361,446
2.078%, 12/01/34 (c)	4,167,652	4,296,512
2.113%, 12/01/34 (c)	1,426,413	1,486,331

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
2.350%, 12/01/34 (c)	$144,248	$151,378
2.020%, 01/01/35 (c)	564,240	593,544
2.337%, 01/01/35 (c)	202,824	212,423
2.360%, 01/01/35 (c)	158,429	166,305
2.362%, 01/01/35 (c)	58,937	61,872
2.368%, 01/01/35 (c)	168,098	176,429
2.378%, 02/01/35 (c)	107,108	112,481
2.446%, 02/01/35 (c)	505,227	529,853
2.149%, 03/01/35 (c)	161,384	167,105
2.685%, 04/01/35 (c)	315,553	330,840
2.434%, 05/01/35 (c)	176,855	186,310
2.562%, 05/01/35 (c)	1,271,259	1,339,365
2.599%, 08/01/35 (c)	2,208,753	2,296,853
2.809%, 08/01/35 (c)	2,071,387	2,177,228
1.877%, 09/01/35 (c)	4,556,507	4,694,292
2.430%, 10/01/35 (c)	2,149,387	2,244,790
2.254%, 11/01/35 (c)	622,617	642,003
2.497%, 11/01/35 (c)	1,667,321	1,744,821
2.551%, 11/01/35 (c)	1,040,938	1,096,384
5.375%, 01/01/36 (c)	805,728	866,464
6.155%, 08/01/36 (c)	1,187,114	1,248,074
4.558%, 12/01/36 (c)	827,443	865,443
1.495%, 08/01/41 (c)	1,134,380	1,132,296
1.545%, 09/01/41 (c)	2,080,609	2,100,224
1.495%, 07/01/42 (c)	732,623	731,860
1.495%, 08/01/42 (c)	681,374	681,139
1.495%, 10/01/44 (c)	1,075,185	1,074,367
Freddie Mac 15 Yr. Gold Pool 5.500%, 05/01/14	12,318	12,986
6.000%, 06/01/14	13,506	14,735
6.000%, 10/01/14	7,007	7,645
6.000%, 03/01/15	1,058	1,154
5.500%, 04/01/16	9,102	9,851
5.500%, 09/01/19	1,230,551	1,335,620
Freddie Mac 20 Yr. Gold Pool 6.000%, 03/01/21	198,052	218,092
5.500%, 04/01/21	49,761	53,987
6.000%, 01/01/22	710,571	786,026
6.000%, 10/01/22	2,507,149	2,769,618
5.500%, 12/01/22	4,908	5,310
6.000%, 12/01/22	154,832	171,041
6.000%, 02/01/23	91,563	100,966
5.500%, 03/01/23	1,001,424	1,083,331
6.000%, 04/01/23	140,094	154,761
5.500%, 08/01/26	9,028	9,800

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
5.500%, 12/01/27	$446,341	$484,156
5.500%, 01/01/28	249,410	270,541
5.500%, 05/01/28	524,835	569,301
Freddie Mac 30 Yr. Gold Pool 5.500%, 03/01/32	109,982	119,730
5.500%, 10/01/35	165,985	180,489
5.500%, 11/01/35	520,913	566,430
5.500%, 01/01/36	514,755	558,656
5.500%, 02/01/36	283,315	308,337
5.500%, 04/01/36	238,949	258,409
5.500%, 06/01/36	13,708,324	14,914,711
5.500%, 08/01/36	662,708	718,647
5.500%, 12/01/36	3,440,025	3,730,398
5.500%, 02/01/37	139,317	150,871
5.500%, 03/01/37	122,609	133,284
5.500%, 04/01/37	196,799	213,340
5.500%, 06/01/37	94,362	102,179
5.500%, 07/01/37	927,260	1,005,482
5.500%, 08/01/37	797,488	866,207
5.500%, 09/01/37	196,493	212,772
5.500%, 10/01/37	132,309	143,226
5.500%, 11/01/37	348,801	377,881
5.500%, 12/01/37	286,128	309,834
5.500%, 01/01/38	689,982	747,145
5.500%, 02/01/38	1,667,289	1,805,420
5.500%, 03/01/38	180,537	195,729
5.500%, 04/01/38	888,218	962,806
5.500%, 07/01/38	4,940,496	5,349,805
4.500%, 09/01/38	879,664	912,231
5.500%, 09/01/38	1,667,361	1,803,935
5.500%, 10/01/38	583,708	633,348
5.500%, 11/01/38	629,046	680,571
5.500%, 12/01/38	37,846	41,000
5.500%, 01/01/39	5,681,660	6,151,480
4.500%, 02/01/39	364,360	377,635
5.500%, 02/01/39	128,303	138,752
5.500%, 09/01/39	354,630	383,512
5.500%, 12/01/39	170,813	184,724
5.500%, 02/01/40	236,814	256,100
4.500%, 10/01/40	494,826	512,063
4.500%, 12/01/40	62,167	64,294
4.500%, TBA (a)	58,000,000	59,749,048
5.500%, TBA (a)	170,000,000	183,653,210
Freddie Mac ARM Non-Gold Pool 2.784%, 01/01/29 (c)	1,063,735	1,122,270

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
2.505%, 11/01/31 (c)	$56,761	$59,386
3.181%, 08/01/32 (c)	234,811	244,508
2.368%, 10/01/34 (c)	146,051	151,611
2.500%, 11/01/34 (c)	284,941	298,595
2.718%, 11/01/34 (c)	103,072	108,773
2.897%, 11/01/34 (c)	139,073	146,719
2.966%, 11/01/34 (c)	75,918	80,027
2.427%, 01/01/35 (c)	145,456	152,601
2.501%, 01/01/35 (c)	641,659	673,472
2.358%, 02/01/35 (c)	146,473	153,077
2.375%, 02/01/35 (c)	172,046	180,714
2.382%, 02/01/35 (c)	121,606	127,739
2.428%, 02/01/35 (c)	151,981	159,777
2.472%, 02/01/35 (c)	87,933	92,442
2.494%, 02/01/35 (c)	282,001	298,819
2.653%, 02/01/35 (c)	148,640	157,218
5.177%, 03/01/35 (c)	1,202,204	1,287,765
2.561%, 06/01/35 (c)	3,646,858	3,837,021
2.567%, 08/01/35 (c)	1,867,391	1,965,380
2.520%, 09/01/35 (c)	563,194	585,596
2.546%, 09/01/35 (c)	1,786,389	1,868,620
Freddie Mac Gold Pool 5.500%, 04/01/37	273,764	296,802
5.500%, 07/01/37	3,216,893	3,483,405
5.500%, 11/01/37	2,512,824	2,721,006
5.500%, 03/01/38	996,497	1,079,054
4.500%, 02/01/39	3,277,213	3,395,735
Ginnie Mae I 15 Yr. Pool 6.000%, 04/15/14	31,787	34,865
Ginnie Mae I 30 Yr. Pool 7.000%, 10/15/23	25,225	29,280
7.500%, 01/15/26	18,414	21,583
3.500%, 12/15/40	1,929,982	1,876,908
3.500%, 01/15/41	565,489	549,938
3.500%, 02/15/41	1,498,402	1,457,196
Ginnie Mae I Pool 7.500%, 04/15/31	5,738,560	6,058,590
Ginnie Mae II 30 Yr. Pool 3.500%, 01/20/41	1,993,864	1,938,410
Ginnie Mae II ARM Pool 2.375%, 02/20/22 (c)	21,848	22,616
3.375%, 04/20/22 (c)	2,734	2,852
2.375%, 01/20/23 (c)	41,973	43,448
2.125%, 01/20/26 (c)	18,024	18,590
2.375%, 02/20/26 (c)	20,521	21,242

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
3.375%, 05/20/26 (c)	$30,184	$31,479
2.500%, 11/20/26 (c)	19,169	19,815
2.375%, 01/20/27 (c)	11,829	12,244
2.375%, 02/20/27 (c)	13,110	13,571
3.375%, 06/20/27 (c)	10,825	11,290
2.625%, 08/20/27 (c)	117,198	121,553
2.625%, 09/20/27 (c)	92,594	96,034
2.125%, 11/20/27 (c)	32,486	33,506
2.250%, 02/20/28 (c)	23,740	24,550
2.250%, 03/20/28 (c)	24,460	25,294
3.375%, 05/20/28 (c)	11,884	12,394
2.125%, 10/20/28 (c)	23,570	24,310
3.375%, 04/20/29 (c)	15,812	16,491
3.875%, 04/20/29 (c)	18,533	19,399
3.375%, 05/20/29 (c)	16,336	17,037
2.625%, 07/20/29 (c)	18,680	19,374
2.625%, 08/20/29 (c)	17,597	18,251
2.625%, 09/20/29 (c)	22,454	23,288
2.125%, 10/20/29 (c)	16,178	16,686
2.250%, 01/20/30 (c)	70,627	73,036
3.375%, 04/20/30 (c)	42,455	44,277
3.375%, 05/20/30 (c)	58,142	60,637
3.375%, 06/20/30 (c)	23,974	25,002
2.500%, 10/20/30 (c)	6,441	6,658
2.125%, 11/20/30 (c)	93,765	96,709
3.375%, 04/20/31 (c)	31,983	33,355
2.625%, 08/20/31 (c)	7,007	7,267
2.500%, 10/20/31 (c)	7,255	7,503
1.750%, 03/20/32 (c)	1,255	1,290
3.375%, 04/20/32 (c)	3,315	3,457
3.500%, 04/20/32 (c)	12,142	12,681
3.375%, 05/20/32 (c)	35,916	37,457
2.625%, 07/20/32 (c)	16,999	17,631
2.000%, 03/20/33 (c)	11,942	12,334
2.625%, 09/20/33 (c)	130,218	135,056

		2,951,068,334

Federal Agencies—0.2%
Fannie Mae REMICS 0.587%, 09/18/31 (c)	841,727	845,328
1.086%, 04/25/32 (c)	329,341	333,413
2.524%, 05/25/35 (c)	3,407,846	3,550,710
5.500%, 03/15/17	139,296	140,991
1.875%, 11/15/23 (c)	1,300,196	1,342,865
6.500%, 01/15/24	88,163	99,124

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value

Federal Agencies—(Continued)
3.500%, 07/15/32	$149,866	$157,108
0.437%, 07/15/34 (c)	332,968	332,277
Freddie Mac Structured Pass Through Securities 1.695%, 07/25/44 (c)	11,345,065	11,089,379
1.484%, 10/25/44 (c)	2,191,323	2,202,129
1.495%, 02/25/45 (c)	193,852	191,520
Ginnie Mae 0.687%, 02/16/30 (c)	28,513	28,606
0.487%, 01/16/31 (c)	68,442	68,383

		20,381,833

U.S. Treasury—3.3%
U.S. Treasury Inflation Index Bonds 2.375%, 01/15/25	2,624,380	3,020,499
2.000%, 01/15/26 (b)	33,987,300	37,189,549
2.375%, 01/15/27 (b)	48,168,432	55,017,405
1.750%, 01/15/28	11,484,631	12,039,120
2.500%, 01/15/29 (b)	41,159,283	47,892,695
3.875%, 04/15/29	2,872,401	3,941,247
U.S. Treasury Notes 0.750%, 06/15/14	28,900,000	28,870,667
1.500%, 06/30/16	127,600,000	125,985,062

		313,956,244

Total U.S. Treasury & Government Agencies (Cost $3,222,842,692)		3,285,406,411

Domestic Bonds & Debt Securities—27.7%

Capital Markets—2.3%
Goldman Sachs Group, Inc. (The) 6.600%, 01/15/12	10,000,000	10,310,170
5.700%, 09/01/12	55,000	57,850
0.674%, 07/22/15 (c)	5,400,000	5,130,545
1.784%, 05/23/16 (EUR) (c)	4,300,000	5,919,612
6.250%, 09/01/17	14,200,000	15,688,529
6.150%, 04/01/18	1,800,000	1,961,735
7.500%, 02/15/19	10,000,000	11,652,690
6.750%, 10/01/37	13,500,000	13,541,121

Security Description	Par Amount	Value

Capital Markets—(Continued)
Lehman Brothers Holdings, Inc. 0.000%, 12/23/08 (d)	$12,500,000	$3,281,250
5.625%, 01/24/13 (d)	32,500,000	8,775,000
6.750%, 12/28/17 (d)	14,800,000	22,200
6.875%, 05/02/18 (d)	3,900,000	1,067,625
Merrill Lynch & Co., Inc.
Series C 0.482%, 06/05/12 (c)	1,800,000	1,797,084
6.050%, 08/15/12	26,500,000	27,904,394
6.400%, 08/28/17	3,100,000	3,388,223
Series MTN 6.875%, 04/25/18	23,400,000	25,925,703
Morgan Stanley Series EMTN 1.711%, 04/13/16 (EUR) (c)	300,000	403,829
Series F 0.450%, 04/19/12 (c)	800,000	800,031
0.726%, 10/18/16 (c)	3,400,000	3,134,032
5.950%, 12/28/17	48,200,000	51,887,107
Scotland International Finance No. 2 B.V. 4.250%, 05/23/13 (144A)	19,800,000	19,871,260
Small Business Administration Participation Certificates 5.500%, 10/01/18	47,519	51,584
SteelRiver Transmission Co. LLC 4.710%, 06/30/17 (144A)	8,820,497	8,949,921

		221,521,495

Chemicals—0.6%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	3,300,000	3,337,290
Dow Chemical Co. (The) 4.850%, 08/15/12	26,100,000	27,267,714
6.000%, 10/01/12	3,300,000	3,508,745
7.375%, 11/01/29	185,000	227,987
ICI Wilmington, Inc. 5.625%, 12/01/13	340,000	368,972
NGPL PipeCo LLC 7.119%, 12/15/17 (144A)	16,400,000	18,396,667
Rohm & Haas Co. 6.000%, 09/15/17	8,500,000	9,677,292

		62,784,667

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Commercial Banks—8.7%
ABN AMRO N.A. Holding Capital 6.523%, 12/29/49 (144A) (c)	$345,000	$322,575
ANZ National International, Ltd. 3.125%, 08/10/15 (144A)	8,700,000	8,771,775
Australia & New Zealand Banking Group, Ltd. 2.125%, 01/10/14 (144A)	17,100,000	17,250,548
Banco Santander Brazil S.A. 2.347%, 03/18/14 (144A) (c)	20,800,000	20,887,426
4.250%, 01/14/16 (144A)	14,800,000	14,849,160
Series 141 10.956%, 07/13/11 (144A) (e)	36,300,000	36,470,610
Banco Santander Chile 1.875%, 01/19/16 (144A) (c)	6,900,000	6,819,449
Bank of China (Hong Kong), Ltd.
5.550%, 02/11/20 (144A)	2,500,000	2,523,264
Bank of India, Series EMTN 4.750%, 09/30/15	5,100,000	5,287,593
Bank of Montreal, Series CB2 2.850%, 06/09/15 (144A)	5,600,000	5,807,458
Bank of Nova Scotia 1.650%, 10/29/15 (144A)	6,100,000	5,999,990
Barclays Bank plc 5.450%, 09/12/12	39,300,000	41,418,702
2.375%, 01/13/14	6,300,000	6,378,706
5.000%, 09/22/16	26,400,000	28,432,246
0.421%, 03/23/17 (c)	1,500,000	1,463,069
6.050%, 12/04/17 (144A)	44,400,000	47,072,791
10.179%, 06/12/21 (144A)	18,080,000	22,774,834
7.434%, 09/29/49 (144A) (c)	6,700,000	6,884,250
BBVA Bancomer S.A. 4.500%, 03/10/16 (144A)	3,900,000	3,987,750
6.500%, 03/10/21 (144A)	7,800,000	7,995,000
BNP Paribas S.A., Series BKNT 1.190%, 01/10/14 (c)	26,000,000	25,827,126
BPCE S.A. 2.375%, 10/04/13 (144A)	2,400,000	2,404,651
CIT Group, Inc. 7.000%, 05/01/14	1,197,315	1,213,778
7.000%, 05/01/15	889,144	892,478
7.000%, 05/01/16	1,481,907	1,478,202
7.000%, 05/01/17	2,074,669	2,072,076

Security Description	Par Amount	Value

Commercial Banks—(Continued)
Series C 5.250%, 04/01/14 (144A)	$2,600,000	$2,600,000
Credit Agricole S.A. 8.375%, 10/31/49 (144A) (c)	46,000,000	48,300,000
Credit Suisse of New York 2.200%, 01/14/14	5,700,000	5,777,833
Danske Bank A.S. 2.500%, 05/10/12 (144A)	4,500,000	4,566,700
Deutsche Bank AG London 6.000%, 09/01/17	25,700,000	28,711,886
Dexia Credit Local 0.753%, 04/29/14 (144A) (c)	1,200,000	1,175,736
DnB NOR Bank ASA 0.484%, 09/01/16 (c)	1,500,000	1,495,328
Export-Import Bank of Korea 5.125%, 06/29/20	4,300,000	4,372,988
4.000%, 01/29/21	2,700,000	2,495,525
HSBC Bank plc 2.000%, 01/19/14 (144A)	6,000,000	6,036,102
HSBC Capital Funding LP 4.610%, 12/31/49 (144A) (c)	585,000	573,328
ING Bank N.V. 1.046%, 03/30/12 (144A) (c)	66,800,000	67,073,880
2.650%, 01/14/13 (144A)	1,500,000	1,520,868
2.000%, 10/18/13 (144A)	3,300,000	3,291,176
Intesa Sanpaolo
2.658%, 02/24/14 (144A) (c)	14,100,000	14,076,185
Intesa Sanpaolo/New York, Series YCD
2.375%, 12/21/12	45,500,000	45,864,045
Key Bank N.A., Series EMTN
1.559%, 11/21/11 (EUR) (c)	500,000	723,233
Lloyds TSB Bank plc
4.875%, 01/21/16	7,400,000	7,576,172
12.000%, 12/31/49 (144A) (c)	5,800,000	6,315,999
Nordea Bank AB
2.125%, 01/14/14 (144A)	2,700,000	2,731,345

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Commercial Banks—(Continued)
Rabobank Nederland
11.000%, 06/29/49 (144A) (c)	$277,000	$355,683
RBS Capital Trust II
6.425%, 12/29/49	120,000	86,400
Resona Bank, Ltd.
5.850%, 09/29/49 (144A) (c)	4,400,000	4,394,711
Royal Bank of Scotland Group plc
7.640%, 03/31/49	14,500,000	11,346,250
6.990%, 10/29/49 (144A)	2,000,000	1,810,000
Royal Bank of Scotland plc (The)
3.950%, 09/21/15	12,300,000	12,369,643
Series EMTN 0.986%, 09/29/15 (c)	500,000	438,127
0.561%, 10/14/16 (c)	500,000	444,403
Santander US Debt S.A. Unipersonal
2.991%, 10/07/13 (144A)	24,300,000	24,257,815
Societe Financement de l’Economie Francaise
0.476%, 07/16/12 (144A) (c)	57,000,000	57,188,100
Societe Generale S.A.
5.922%, 04/29/49 (144A) (c)	13,200,000	11,431,358
State Bank of India
4.500%, 07/27/15 (144A)	12,200,000	12,570,094
Sumitomo Mitsui Banking Corp.
1.950%, 01/14/14 (144A)	7,400,000	7,461,013
Svenska Handelsbanken AB
1.249%, 09/14/12 (144A) (c)	34,000,000	34,318,478
Turkiye Garanti Bankasi A.S.
2.774%, 04/20/16 (144A) (c)	3,800,000	3,790,500
UBS AG
1.273%, 01/28/14 (c)	1,700,000	1,704,600
Series BKNT 2.250%, 08/12/13	14,900,000	15,164,207
5.875%, 12/20/17	21,700,000	23,836,430
Series MTN 1.359%, 02/2A3/12 (c)	7,900,000	7,951,366
USB Capital IX
3.500%, 10/29/49 (c)	8,125,000	6,725,794

Security Description	Par Amount	Value

Commercial Banks—(Continued)
Wachovia Bank N.A., Series MTN
0.577%, 03/15/16 (c)	$6,000,000	$5,707,320
Westpac Banking Corp. 0.756%, 07/16/14 (144A) (c)	29,000,000	29,141,578
Westpac Capital Trust III 5.819%, 09/30/13 (144A) (c)	80,000	79,257
Westpac Capital Trust IV 5.256%, 03/31/16 (144A) (c)	165,000	159,225

		853,296,188

Commercial Services & Supplies—0.1%
R.R. Donnelley & Sons Co. 4.950%, 04/01/14	6,200,000	6,308,190

Computers & Peripherals—0.6%
Hewlett-Packard Co. 0.534%, 05/24/13 (c)	38,300,000	38,408,427
International Business Machines Corp. 5.700%, 09/14/17	19,300,000	22,468,829

		60,877,256

Construction Materials—0.1%
C10 Capital, Ltd. 6.722%, 12/18/49 (c)	4,800,000	3,600,000
C8 Capital SPV, Ltd. 6.640%, 12/31/14 (144A) (c)	1,700,000	1,275,000

		4,875,000

Consumer Finance—2.3%
Ally Financial, Inc. 6.875%, 09/15/11	9,000,000	9,078,750
6.000%, 12/15/11	5,035,000	5,110,525
6.875%, 08/28/12	1,500,000	1,556,250
3.466%, 02/11/14 (c)	8,900,000	8,752,011
4.500%, 02/11/14	9,000,000	9,022,500
3.647%, 06/20/14 (c)	9,000,000	8,806,392
6.750%, 12/01/14	9,458,000	9,919,721
8.300%, 02/12/15	3,500,000	3,920,000
6.250%, 12/01/17 (144A)	23,000,000	22,932,886
7.500%, 09/15/20	7,800,000	8,190,000

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Consumer Finance—(Continued)
American Express Bank FSB S.A. 5.500%, 04/16/13	$16,700,000	$17,873,225
6.000%, 09/13/17	34,000,000	38,402,728
American Express Centurion Bank 6.000%, 09/13/17	34,000,000	38,402,728
Banque PSA Finance 2.146%, 04/04/14 (144A) (c)	14,900,000	14,884,146
Ford Motor Credit Co. LLC 7.250%, 10/25/11	1,300,000	1,319,609
3.033%, 01/13/12 (c)	9,000,000	9,022,770
7.800%, 06/01/12	800,000	836,808
7.000%, 10/01/13	500,000	535,589
8.000%, 06/01/14	2,500,000	2,744,392
7.000%, 04/15/15	500,000	541,329
12.000%, 05/15/15	4,000,000	4,964,440
8.000%, 12/15/16	500,000	563,493
Springleaf Finance Corp.,
Series MTN 6.900%, 12/15/17	3,200,000	2,952,000
Sydney Airport Finance Co. Pty, Ltd. 5.125%, 02/22/21 (144A)	1,300,000	1,315,191

		221,647,483

Diversified Financial Services—5.3%
ANZ Capital Trust II 5.360%, 11/29/49 (144A)	525,000	539,438
Bank of America Corp. 5.650%, 05/01/18	17,800,000	18,793,632
8.000%, 12/29/49 (c)	5,000,000	5,228,190
Bear Stearns & Co., Inc. 6.400%, 10/02/17	19,300,000	22,048,783
Bear Sterns Cos. LLC (The) 6.950%, 08/10/12	8,200,000	8,756,772
7.250%, 02/01/18	5,000,000	5,945,405
BM&F Bovespa S.A. 5.500%, 07/16/20 (144A)	1,000,000	1,040,500
Citigroup Capital XXI 8.300%, 12/21/57 (c)	35,900,000	36,797,500
Citigroup, Inc. 5.625%, 08/27/12	1,000,000	1,044,983
5.500%, 04/11/13	17,900,000	19,012,037
2.262%, 08/13/13 (c)	7,000,000	7,135,450
5.500%, 10/15/14	35,000,000	38,090,605

Security Description	Par Amount	Value

Diversified Financial Services—(Continued)
6.125%, 11/21/17	$44,600,000	$49,324,166
6.125%, 05/15/18	2,900,000	3,198,077
8.500%, 05/22/19	3,800,000	4,717,742
General Electric Capital Corp. 6.750%, 03/15/32	165,000	183,856
6.875%, 01/10/39	6,500,000	7,382,336
6.500%, 09/15/67 (144A) (GBP) (c)	11,900,000	18,929,711
6.375%, 11/15/67 (c)	5,400,000	5,555,250
International Lease Finance Corp. 1.795%, 08/15/11 (EUR) (c)	30,400,000	44,039,754
5.400%, 02/15/12	16,642,000	16,933,235
5.300%, 05/01/12	24,700,000	25,194,000
5.250%, 01/10/13	2,900,000	2,961,480
6.375%, 03/25/13	2,900,000	3,001,500
5.875%, 05/01/13	1,600,000	1,646,000
6.750%, 09/01/16 (144A)	5,300,000	5,671,000
JPMorgan Chase & Co. 0.580%, 06/13/16 (c)	5,300,000	4,967,817
6.000%, 10/01/17	23,600,000	26,260,452
6.000%, 01/15/18	25,600,000	28,509,952
JPMorgan Chase Capital XXI Series U 1.223%, 02/02/37 (c)	27,300,000	21,943,603
LBG Capital No.1 plc 7.875%, 11/01/20 (144A)	285,000	269,325
Macquarie Bank, Ltd., Series B 2.600%, 01/20/12 (144A)	2,200,000	2,227,570
Nationwide Building Society 6.250%, 02/25/20 (144A)	10,800,000	11,249,852
Pearson Dollar Finance plc 5.700%, 06/01/14 (144A)	13,500,000	14,875,420
SLM Corp. 4.182%, 03/15/12 (c)	1,500,000	1,503,825
5.125%, 08/27/12	400,000	410,546
5.375%, 01/15/13	700,000	719,662
5.000%, 10/01/13	4,739,000	4,931,166
0.574%, 01/27/14 (c)	11,600,000	11,007,275
5.375%, 05/15/14	8,235,000	8,579,363
Series MTN 6.250%, 01/25/16	3,200,000	3,323,270
8.450%, 06/15/18	7,400,000	8,133,103
8.000%, 03/25/20	400,000	430,201
Teco Finance, Inc. 6.750%, 05/01/15	4,400,000	5,026,547

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Diversified Financial Services—(Continued)
Temasek Financial I, Ltd. 4.300%, 10/25/19 (144A)	$5,500,000	$5,683,172
Trans Capital Investment, Ltd. 8.700%, 08/07/18 (144A)	2,800,000	3,451,000

		516,674,523

Diversified Telecommunication Services—0.3%
AT&T, Inc. 5.100%, 09/15/14	380,000	417,909
5.625%, 06/15/16	455,000	516,355
6.300%, 01/15/38	6,400,000	6,799,859
5.350%, 09/01/40	301,000	286,330
CenturyTel, Inc. 6.000%, 04/01/17	5,000,000	5,222,925
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	50,000	66,162
Embarq Corp. 7.995%, 06/01/36	6,600,000	6,780,886
France Telecom S.A. 8.500%, 03/01/31	165,000	222,679
Qtel International Finance, Ltd. 3.375%, 10/14/16 (144A)	400,000	401,000
4.750%, 02/16/21 (144A)	800,000	784,000
Qwest Corp. 8.875%, 03/15/12	1,720,000	1,814,600
Sprint Capital Corp. 8.750%, 03/15/32	6,900,000	7,503,750
Verizon Global Funding Corp. 7.375%, 09/01/12	185,000	199,016
Verizon New York, Inc. 6.875%, 04/01/12	325,000	339,531
7.375%, 04/01/32	155,000	178,779

		31,533,781

Electric Utilities—1.2%
Arizona Public Service Co. 4.650%, 05/15/15	165,000	178,649
Centrais Eletricas Brasileiras S.A. 6.875%, 07/30/19 (144A)	54,400,000	61,880,000
Consumers Energy Co. 5.000%, 02/15/12	2,500,000	2,564,023
Dominion Resources, Inc. 6.300%, 03/15/33	210,000	231,280
DTE Energy Co. 6.375%, 04/15/33	260,000	280,212

Security Description	Par Amount	Value

Electric Utilities—(Continued)
Electricite de France 5.500%, 01/26/14 (144A)	$5,100,000	$5,607,516
6.500%, 01/26/19 (144A)	5,100,000	5,970,223
6.950%, 01/26/39 (144A)	5,100,000	5,985,263
Enel Finance International S.A. 6.250%, 09/15/17 (144A)	9,350,000	10,335,471
Entergy Corp. 3.625%, 09/15/15	14,300,000	14,540,655
Majapahit Holding B.V. 7.250%, 06/28/17	2,040,000	2,315,669
7.750%, 01/20/20	5,000,000	5,857,686
Nisource Finance Corp. 6.150%, 03/01/13	475,000	511,156
Pepco Holdings, Inc. 7.450%, 08/15/32	180,000	208,756
Progress Energy, Inc. 6.850%, 04/15/12	650,000	680,729

		117,147,288

Energy Equipment & Services—0.1%
Cameron International Corp. 1.183%, 06/02/14 (c)	9,100,000	9,144,408
Transocean, Inc. 7.500%, 04/15/31	1,000,000	1,129,081

		10,273,489

Food & Drug Retail—0.0%
CVS Pass-Through Trust 6.943%, 01/10/30	1,018,480	1,148,651

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc. 5.800%, 02/15/18	6,600,000	7,617,555

Food Products—0.3%
Kraft Foods, Inc. 6.125%, 02/01/18	23,500,000	27,072,399
6.875%, 02/01/38	2,100,000	2,437,447

		29,509,846

Gas Utilities—0.0%
ENN Energy Holdings, Ltd. 6.000%, 05/13/21 (144A)	1,600,000	1,574,989

Health Care Providers & Services—0.2%
Prudential Holding LLC 8.695%, 12/18/23 (144A)	150,000	182,187

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Health Care Providers & Services—(Continued)
UnitedHealth Group, Inc. 6.000%, 02/15/18	$11,100,000	$12,603,484
6.875%, 02/15/38	2,200,000	2,523,774

		15,309,445

Independent Power Producers & Energy Traders—0.1%
Korea Hydro & Nuclear Power Co., Ltd. 3.125%, 09/16/15 (144A)	11,200,000	11,137,481
PSEG Power LLC 5.500%, 12/01/15	420,000	464,052
8.625%, 04/15/31	245,000	315,670

		11,917,203

Insurance—1.6%
American General Finance Corp. Series I 4.875%, 07/15/12	800,000	798,000
Series J 0.497%, 12/15/11 (c)	3,400,000	3,356,643
American General Institutional Capital, Series B 8.125%, 03/15/46 (144A)	24,700,000	26,737,750
American International Group, Inc. 4.250%, 05/15/13	8,545,000	8,792,574
5.050%, 10/01/15	6,300,000	6,582,051
5.450%, 05/18/17	700,000	732,922
5.850%, 01/16/18	23,700,000	24,866,301
8.250%, 08/15/18	300,000	344,738
6.400%, 12/15/20	2,800,000	3,019,260
5.250%/6.250%, 11/16/22 (f)	3,163,000	3,024,619
8.000%, 05/22/38 (EUR) (c)	2,750,000	4,003,949
8.625%, 05/22/38 (GBP) (c)	5,500,000	9,146,709
Series EMTN 5.000%, 06/26/17 (EUR)	24,000,000	33,583,631
CNA Financial Corp. 5.850%, 12/15/14	5,000,000	5,420,810
Dai-ichi Life Insurance Co., Ltd. 7.250%, 12/31/49 (144A) (c)	7,400,000	7,488,103

Security Description	Par Amount	Value

Insurance—(Continued)
ING Capital Funding Trust III 3.846%, 12/31/49 (c)	$200,000	$189,798
Liberty Mutual Group, Inc. 5.750%, 03/15/14 (144A)	5,750,000	6,103,361
Nationwide Financial Services, Inc. 6.250%, 11/15/11	55,000	55,728
5.900%, 07/01/12	60,000	61,668
Pacific LifeCorp. 6.000%, 02/10/20 (144A)	2,600,000	2,792,738
Principal Life Income Funding Trusts 5.300%, 04/24/13	3,400,000	3,657,978

		150,759,331

Machinery—0.3%
Caterpillar, Inc. 0.425%, 05/21/13 (c)	33,000,000	33,056,001

Media—0.3%
British Sky Broadcasting Group plc 6.100%, 02/15/18 (144A)	15,000,000	16,800,645
Comcast Corp. 7.050%, 03/15/33	75,000	87,051
COX Communications, Inc. 4.625%, 06/01/13	430,000	456,800
Historic TW, Inc. 9.150%, 02/01/23	155,000	208,968
News America Holdings, Inc. 8.250%, 08/10/18	110,000	137,219
7.750%, 01/20/24	25,000	30,651
Time Warner Cable, Inc. 5.400%, 07/02/12	5,000,000	5,228,145
Time Warner Cos., Inc. 5.875%, 11/15/16	6,500,000	7,438,450
7.625%, 04/15/31	310,000	372,955
Time Warner Entertainment Co. LP 8.375%, 03/15/23	260,000	330,740

		31,091,624

Metals & Mining—0.3%
AngloGold Ashanti Holdings plc
5.375%, 04/15/20	2,400,000	2,367,151

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Metals & Mining—(Continued)
Gerdau Trade, Inc.
5.750%, 01/30/21 (144A)	$6,900,000	$6,941,977
Vale Overseas, Ltd.
4.625%, 09/15/20	5,000,000	4,997,690
6.875%, 11/21/36	8,200,000	8,923,945
6.875%, 11/10/39	3,600,000	3,930,408

		27,161,171

Oil & Gas Exploration & Production—0.0%
Novatek Finance, Ltd.
5.326%, 02/03/16 (144A)	3,100,000	3,180,915

Oil, Gas & Consumable Fuels—1.0%
El Paso Corp.
7.750%, 01/15/32	2,715,000	3,171,858
Gazprom Via Gaz Capital S.A.
8.146%, 04/11/18 (144A)	12,400,000	14,647,500
8.625%, 04/28/34	23,300,000	29,183,250
Series REGS
8.125%, 07/31/14	3,600,000	4,090,500
Husky Energy, Inc.
6.150%, 06/15/19	215,000	241,007
Indian Oil Corp., Ltd.
4.750%, 01/22/15	2,200,000	2,298,032
Kinder Morgan Energy Partners LP
7.400%, 03/15/31	225,000	256,996
7.750%, 03/15/32	135,000	160,715
7.300%, 08/15/33	90,000	102,839
Magellan Midstream Partners
5.650%, 10/15/16	385,000	435,981
Noble Group, Ltd.
4.875%, 08/05/15 (144A)	2,500,000	2,598,438
Petrobras International Finance Co.
5.750%, 01/20/20	4,800,000	5,144,424
5.375%, 01/27/21	26,600,000	27,374,912
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Series REGS
5.500%, 09/30/14	1,400,000	1,532,464
Spectra Energy Capital LLC
6.250%, 02/15/13	375,000	404,154
8.000%, 10/01/19	55,000	67,385
Total Capital S.A.
4.450%, 06/24/20	3,100,000	3,241,549

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels—(Continued)
TransCanada Pipelines, Ltd.
7.625%, 01/15/39	$2,500,000	$3,105,758
Transcontinental Gas Pipe Line Corp.
8.875%, 07/15/12	35,000	37,796
Valero Energy Corp.
7.500%, 04/15/32	225,000	251,965
Williams Cos., Inc.
7.500%, 01/15/31	592,000	678,872

		99,026,395

Paper & Forest Products—0.1%
International Paper Co.
5.250%, 04/01/16	6,500,000	7,029,555

Pharmaceuticals—0.7%
GlaxoSmithKline Capital, Inc.
4.850%, 05/15/13	49,400,000	53,141,507
Roche Holdings, Inc.
7.000%, 03/01/39(144A)	8,000,000	9,741,600
Wyeth
5.500%, 03/15/13	2,500,000	2,698,112
5.500%, 02/15/16	5,000,000	5,704,355
6.450%, 02/01/24	160,000	191,009

		71,476,583

Real Estate Investment Trusts—0.1%
HCP, Inc.
6.700%, 01/30/18	7,500,000	8,395,807
Health Care Property Investors, Inc.
5.950%, 09/15/11	3,500,000	3,534,199

		11,930,006

Real Estate Management & Development—0.0%
Qatari Diar Finance QSC
3.500%, 07/21/15	1,000,000	1,024,470

Road & Rail—0.3%
Con-way, Inc.
7.250%, 01/15/18	10,000,000	11,015,680
CSX Corp.
6.250%, 03/15/18	8,100,000	9,359,040
Norfolk Southern Corp.
5.590%, 05/17/25	60,000	64,983
7.800%, 05/15/27	7,000	9,097
5.640%, 05/17/29	168,000	178,724
7.250%, 02/15/31	65,000	80,299

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Road & Rail—(Continued)
RZD Capital Ltd., Series EMTN
5.739%, 04/03/17	$3,200,000	$3,412,000
Union Pacific Corp.
6.625%, 02/01/29	50,000	58,002

		24,177,825

Specialty Retail—0.2%
Home Depot, Inc.
5.400%, 03/01/16	5,000,000	5,592,870
Limited Brands, Inc.
6.900%, 07/15/17	15,000,000	16,143,750

		21,736,620

Tobacco—0.2%
Altria Group, Inc.
9.700%, 11/10/18	7,600,000	10,001,227
Philip Morris International, Inc.
6.375%, 05/16/38	4,100,000	4,660,454
Reynolds American, Inc.
7.625%, 06/01/16	2,400,000	2,881,625

		17,543,306

Transportation—0.1%
GATX Corp.
6.000%, 02/15/18	5,000,000	5,437,255
GATX Financial Corp.
5.800%, 03/01/16	5,000,000	5,473,390

		10,910,645

Wireless Telecommunication Services—0.1%
America Movil S.A.B de C.V. 5.000%, 03/30/20	5,000,000	5,240,995
AT&T Wireless Services, Inc. 8.125%, 05/01/12	200,000	212,091
Cingular Wireless LLC 6.500%, 12/15/11	700,000	717,938

		6,171,024

Total Domestic Bonds & Debt Securities (Cost $2,563,080,835)		2,690,292,520

Foreign Bonds & Debt Securities—27.3%

Aruba Guilder—0.0%
UFJ Finance Aruba AEC 6.750%, 07/15/13	220,000	241,852

Security Description	Par Amount	Value

Brazil—1.8%
Banco Nacional de Desenvolvimento Economico e Social
4.125%, 09/15/17 (144A) (EUR)	$2,700,000	$3,813,510
Brazil Notas do Tesouro Nacional,
Series F 10.000%, 01/01/12 (BRL)	21,916,200	138,848,503
10.000%, 01/01/17 (BRL)	5,730,000	33,307,772

		175,969,785

Canada—2.5%
Canada Housing Trust No.1
4.000%, 06/15/12 (144A) (CAD)	15,200,000	16,162,995
4.800%, 06/15/12 (144A) (CAD)	11,800,000	12,639,247
4.550%, 12/15/12 (144A) (CAD)	26,300,000	28,468,097
2.750%, 12/15/15 (144A) (CAD)	9,000,000	9,494,587
3.350%, 12/15/20 (144A) (CAD)	16,300,000	16,836,374
Series 15 3.950%, 12/15/11 (CAD)	3,000,000	3,150,739
Canadian Government Bond 1.500%, 12/01/12 (CAD)	9,600,000	9,966,776
1.750%, 03/01/13 (CAD)	19,900,000	20,722,416
2.000%, 08/01/13 (CAD)	19,700,000	20,622,049
2.500%, 09/01/13 (CAD)	21,600,000	22,836,343
2.250%, 08/01/14 (CAD)	7,900,000	8,290,570
2.000%, 12/01/14 (CAD)	18,900,000	19,624,247
4.500%, 06/01/15 (CAD)	2,700,000	3,057,639
3.000%, 12/01/15 (CAD)	2,800,000	3,003,398
Province of Ontario 1.375%, 01/27/14	13,800,000	13,890,224
1.875%, 09/15/15	3,900,000	3,900,589
4.300%, 03/08/17 (CAD)	4,200,000	4,640,494
4.200%, 03/08/18 (CAD)	1,300,000	1,430,007
5.500%, 06/02/18 (CAD)	2,600,000	3,046,550
4.400%, 06/02/19 (CAD)	9,100,000	10,013,067
4.200%, 06/02/20 (CAD)	6,900,000	7,423,305
Series MTN 4.600%, 06/02/39 (CAD)	4,600,000	4,926,295

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Canada—(Continued)
Province of Quebec
4.500%, 12/01/16 (CAD)	$400,000	$448,747
4.500%, 12/01/20 (CAD)	400,000	434,174

		245,028,929

Cayman Islands—0.0%
Hutchison Whampoa International, Ltd. 6.250%, 01/24/14 (144A)	245,000	271,371
Mizuho Financial Group Cayman, Ltd. 5.790%, 04/15/14 (144A)	315,000	341,549

		612,920

Denmark—0.3%
Nykredit Realkredit A.S. 2.359%, 04/01/38 (c) (DKK)	23,030,195	4,264,319
2.359%, 10/01/38 (c) (DKK)	25,195,342	4,631,371
Realkredit Danmark A.S.
Series 73D 2.480%, 01/01/38 (c) (DKK)	22,860,372	4,246,674
Series 83D 2.480%, 01/01/38 (DKK)	97,066,598	17,889,891

		31,032,255

France—0.1%
AXA S.A. 8.600%, 12/15/30	60,000	71,667
Societe Generale S.A. 8.875%, 06/29/49 (c) (GBP)	5,000,000	8,034,000

		8,105,667

Germany—0.2%
Bundesrepublik Deutschland 3.250%, 07/04/21 (EUR)	14,000,000	20,724,947

Italy—0.6%
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/19 (EUR)	7,343,739	10,431,049
Series CPI 2.100%, 09/15/16 (EUR)	823,416	1,185,567
2.100%, 09/15/21 (EUR)	31,145,335	42,332,097

		53,948,713

Security Description	Par Amount	Value

Japan—20.0%
Japan Treasury Bills
Series 130 1.087%, 08/22/11 (e) (JPY)	$7,820,000,000	$96,954,231
Series 183 170.594%, 07/11/11 (e) (JPY)	27,820,000,000	344,958,686
Series 188 14.977%, 07/25/11 (e) (JPY)	38,270,000,000	474,517,154
Series 189 16.634%, 08/01/11 (e) (JPY)	830,000,000	10,291,135
Series 190 0.395%, 08/08/11 (e) (JPY)	6,310,000,000	78,235,941
Series 192 1.719%, 08/15/11 (e) (JPY)	33,460,000,000	414,869,563
Series 194 0.010%, 08/22/11 (e) (JPY)	6,310,000,000	78,232,968
Series 197 1.384%, 09/05/11 (e) (JPY)	23,810,000,000	295,193,808
Series 202 0.485%, 09/20/11 (e) (JPY)	300,000,000	3,719,226
Series 204 0.844%, 10/03/11 (e) (JPY)	20,000,000	248,241
Series186 71.704%, 07/19/11 (e) (JPY)	11,710,000,000	145,197,321

		1,942,418,274

Mexico—0.2%
Mexican Bonos 6.000%, 06/18/15 (MXN)	70,900,000	6,060,253
United Mexican States 6.050%, 01/11/40 (MXN)	5,100,000	5,451,900

		11,512,153

Netherlands—0.2%
Deutsche Telekom Finance 5.250%, 07/22/13	425,000	458,578
Fortis Bank Nederland Holding NV 3.000%, 04/17/12 (EUR)	1,600,000	2,346,743
GMAC International Finance B.V. 7.500%, 04/21/15 (EUR)	2,800,000	4,236,504

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Netherlands—(Continued)
LeasePlan Corp. NV 3.125%, 02/10/12 (EUR)	$7,700,000	$11,283,669

		18,325,494

Panama—0.0%
Panama Government International Bond 9.375%, 04/01/29	1,161,000	1,729,890
6.700%, 01/26/36	1,150,000	1,362,750

		3,092,640

Russia—0.0%
Morgan Stanley (Gazprom) 9.625%, 03/01/13 (144A)	130,000	146,575
Russian Foreign Bond, Series REGS 3.625%, 04/29/15	1,500,000	1,548,750

		1,695,325

Singapore—0.0%
United Overseas Bank, Ltd. 5.375%, 09/03/19 (144A) (c)	470,000	504,337

South Africa—0.0%
South Africa Government International Bond 5.875%, 05/30/22	700,000	782,775

South Korea—0.2%
Export-Import Bank of Korea 1.050%, 03/03/12 (144A) (SGD)	18,300,000	14,900,895
Korea Housing Finance Corp. 4.125%, 12/15/15 (144A)	2,500,000	2,566,726
Standard Chartered First Bank Korea, Ltd. 7.267%, 03/03/34 (144A) (c)	240,000	256,200
Woori Bank 6.025%, 03/13/14 (144A) (c)	305,000	292,176

		18,015,997

Spain—0.8%
Instituto de Credito Oficial 3.276%, 03/25/14 (144A) (c) (EUR)	19,200,000	27,726,381

Security Description	Par Amount	Value

Spain—(Continued)
Santander Finance Preferred S.A. Unipersonal, Series 8
11.300%, 07/27/49 (c) (GBP)	$7,900,000	$13,487,077
Santander Issuances S.A. Unipersonal, Series 24
7.300%, 07/27/19 (c) (GBP)	5,000,000	8,367,973
Spain Government Bond 4.650%, 07/30/25 (EUR)	17,000,000	22,253,060
4.900%, 07/30/40 (EUR)	1,300,000	1,624,294

		73,458,785

Sweden—0.0%
Swedbank A.B. 3.625%, 12/02/11 (EUR)	1,400,000	2,047,554

United Kingdom—0.4%
Barclays Bank plc,
Series EMTN 6.000%, 01/23/18 (EUR)	15,000,000	21,725,894
FCE Bank plc,
Series EMTN 7.125%, 01/15/13 (EUR)	4,000,000	6,027,255
HBOS Capital Funding LP 6.071%, 06/30/49 (144A) (c)	45,000	39,150
Royal Bank of Scotland plc (The), Series MPLE
2.011%, 03/30/15 (c) (CAD)	7,763,000	7,082,223

		34,874,522

Total Foreign Bonds & Debt Securities (Cost $2,564,158,282)		2,642,392,924

Mortgage-Backed Securities—4.9%

Collateralized-Mortgage Obligations—3.3%
Adjustable Rate Mortgage Trust 2.791%, 05/25/35 (c)	569,828	556,909
4.207%, 11/25/35 (c)	1,085,636	811,357
2.820%, 05/16/47 (144A) (EUR) (c)	13,300,000	19,301,941

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value

Collateralized-Mortgage Obligations—(Continued)
American Home Mortgage Assets 1.198%, 11/25/46 (c)	$5,629,212	$2,620,640
American Home Mortgage Investment Trust 2.403%, 02/25/45 (c)	2,876,593	2,560,617
Arran Residential Mortgages Funding plc 2.620%, 05/16/47 (144A) (EUR) (c)	4,209,397	6,113,409
Banc of America Funding Corp. 2.783%, 05/25/35 (c)	4,549,104	4,411,296
2.785%, 02/20/36 (c)	10,314,755	9,520,519
5.775%, 01/20/47 (c)	634,067	423,153
Banc of America Mortgage Securities, Inc. 5.000%, 05/25/34	360,746	361,598
BCAP LLC Trust 5.250%, 02/26/36 (144A)	13,735,485	13,519,545
0.356%, 01/25/37 (c)	3,986,687	2,101,875
5.250%, 08/26/37 (144A) (g)	23,354,000	23,157,612
Bear Stearns Adjustable Rate Mortgage Trust 2.768%, 02/25/33 (c)	37,437	33,431
2.340%, 08/25/35 (c)	64,869	61,279
2.400%, 08/25/35 (c)	1,820,517	1,691,349
Bear Stearns ALT-A Trust 1.026%, 11/25/34 (c)	1,372,209	1,091,232
2.652%, 05/25/35 (c)	2,917,944	2,306,127
2.916%, 09/25/35 (c)	2,299,794	1,675,667
4.627%, 11/25/36 (c)	6,959,315	4,432,704
4.838%, 11/25/36 (c)	3,943,475	2,334,356
Bear Stearns Structured Products, Inc. 3.190%, 01/26/36 (c)	2,350,132	1,508,236
5.027%, 12/26/46 (c)	1,638,483	1,092,105
Chase Mortgage Finance Corp. 5.392%, 12/25/35 (c)	19,686,373	18,711,307
6.019%, 09/25/36 (c)	11,473,248	10,914,225
Chevy Chase Mortgage Funding Corp.
0.436%, 08/25/35 (144A) (c)	109,108	76,063
0.316%, 05/25/48 (144A) (c)	4,480,282	1,903,604

Security Description	Par Amount	Value

Collateralized-Mortgage Obligations—(Continued)
Citigroup Mortgage Loan Trust, Inc. 2.370%, 08/25/35 (c)	$6,614,117	$6,309,983
2.450%, 08/25/35 (c)	2,183,175	1,902,293
2.670%, 12/25/35 (c)	10,679,472	9,921,534
Countrywide Alternative Loan Trust 4.814%, 05/25/35 (c)	8,062,335	912,390
0.396%, 03/20/46 (c)	336,694	192,212
Countrywide Home Loan Mortgage Pass Through Trust 0.476%, 04/25/35 (c)	179,809	114,437
0.526%, 06/25/35 (144A) (c)	6,145,185	5,571,182
Countrywide Home Loans 5.750%, 05/25/33	28,095	28,280
0.506%, 03/25/35 (c)	1,608,062	1,069,551
4.757%, 09/20/36 (c)	8,257,833	4,717,696
Credit Suisse First Boston Mortgage Securities Corp.
0.884%, 03/25/32 (144A) (c)	144,560	119,998
6.500%, 04/25/33	131,230	137,930
6.000%, 11/25/35	4,495,091	3,278,032
DSLA Mortgage Loan Trust 2.505%, 07/19/44 (c)	1,266,879	976,267
First Horizon Alternative Mortgage Securities 4.514%, 01/25/36 (c)	82,453,129	9,392,961
First Horizon Asset Securities, Inc. 2.848%, 08/25/35 (c)	453,619	380,892
GMAC Mortgage Corp. 5.940%, 07/01/13 (g)	3,068	3,062
Granite Mortgages plc
1.199%, 01/20/44 (GBP) (c)	1,221,292	1,892,707
1.718%, 01/20/44 (EUR) (c)	759,241	1,063,539
1.015%, 09/20/44 (GBP) (c)	6,240,025	9,650,479
1.634%, 09/20/44 (EUR) (c)	743,633	1,039,515
Greenpoint Mortgage Funding Trust 0.406%, 06/25/45 (c)	124,234	82,635
0.266%, 01/25/47 (c)	56,595	53,249

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value

Collateralized-Mortgage Obligations—(Continued)
GSR Mortgage Loan Trust 6.000%, 03/25/32	$478	$502
2.790%, 09/25/35 (c)	164,619	157,570
2.841%, 04/25/36 (c)	4,893,342	3,984,267
Harborview Mortgage Loan Trust 0.407%, 05/19/35 (c)	1,925,537	1,282,680
0.377%, 01/19/38 (c)	291,324	184,245
Holmes Master Issuer plc
2.677%, 10/15/54 (144A) (EUR)	7,600,000	11,081,817
Indymac ARM Trust
1.928%, 01/25/32 (c)	1,199	997
1.929%, 01/25/32 (c)	40,351	33,440
Indymac Index Mortgage Loan Trust
2.664%, 12/25/34 (c)	313,049	234,068
JPMorgan Mortgage Trust
5.015%, 02/25/35 (c)	1,175,373	1,169,651
2.967%, 07/25/35 (c)	7,646,597	7,522,347
5.359%, 07/25/35 (c)	14,886,565	14,632,377
5.750%, 01/25/36	1,466,834	1,363,114
Master Alternative Loans Trust
0.586%, 03/25/36 (c)	1,023,074	335,827
Merrill Lynch Mortgage Investments, Inc.
1.191%, 10/25/35 (c)	363,554	299,357
4.250%, 10/25/35 (c)	1,204,650	1,004,656
0.436%, 11/25/35 (c)	260,464	224,143
0.396%, 02/25/36 (c)	1,948,308	1,431,541
Morgan Stanley Mortgage Loan Trust
5.500%, 08/25/35	12,541,507	12,206,661
Nomura Asset Acceptance Corp.
4.976%, 05/25/35 (f)	7,419,190	6,723,099
RBSSP Resecuritization Trust
0.426%, 06/27/36 (144A) (c)	8,300,000	4,606,500
Residential Accredit Loans, Inc.
0.586%, 03/25/33 (c)	889,408	808,936
6.000%, 06/25/36	3,777,616	2,349,243
0.366%, 06/25/46 (c)	2,498,344	922,916
Residential Asset Securitization Trust
0.586%, 05/25/33 (c)	589,298	565,874
0.586%, 01/25/46 (c)	2,549,825	1,139,616

Security Description	Par Amount	Value

Collateralized-Mortgage Obligations—(Continued)
Residential Funding Mortgage Securities I
0.536%, 06/25/18 (c)	$43,973	$42,994
Sequoia Mortgage Trust
0.536%, 07/20/33 (c)	710,405	663,970
Structured Adjustable Rate Mortgage Loan Trust
2.609%, 01/25/35 (c)	4,178,350	3,391,128
2.532%, 04/25/35 (c)	13,607,469	10,554,518
2.638%, 08/25/35 (c)	320,500	250,872
Structured Asset Mortgage Investments, Inc.
0.436%, 07/19/35 (c)	2,199,308	1,934,938
0.416%, 05/25/45 (c)	1,974,824	1,241,195
Structured Asset Securities Corp.
2.750%, 10/25/35 (144A) (c)	109,442	88,358
Thornburg Mortgage Securities Trust
0.306%, 10/25/46 (c)	926,653	921,131
Washington Mutual Pass-Through Certificate
2.609%, 02/27/34 (c)	496,281	496,193
1.678%, 06/25/42 (c)	310,074	247,831
1.678%, 08/25/42 (c)	153,582	134,430
Wells Fargo Mortgage Backed Securities Trust
2.733%, 09/25/33 (c)	1,860,322	1,832,938
2.756%, 03/25/36 (c)	31,042,600	26,933,580
2.872%, 04/25/36 (c)	4,071,800	3,724,742
5.620%, 04/25/36 (c)	1,896,494	872,349
5.195%, 08/25/36 (c)	352,260	351,025

		320,050,616

Commercial Mortgage-Backed Securities—1.6%
Banc of America Commercial Mortgage, Inc.
5.451%, 01/15/49	8,400,000	9,096,118
Banc of America Large Loan, Inc.
1.938%, 11/15/15 (144A) (c)	7,022,305	6,522,412
Bear Stearns Commercial Mortgage Securities, Inc.
5.331%, 02/11/44	400,000	423,073
5.471%, 01/12/45 (c)	1,100,000	1,212,738
5.700%, 06/11/50	6,400,000	6,966,308

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass Through Certificates
5.306%, 12/10/46	$1,900,000	$2,037,187
Credit Suisse Mortgage Capital Certificates
5.661%, 03/15/39 (c)	400,000	436,303
5.467%, 09/15/39	22,300,000	24,078,258
Greenwich Capital Commercial Funding Corp.
5.444%, 03/10/39	9,800,000	10,526,150
4.799%, 08/10/42 (c)	100,000	106,924
GS Mortgage Securities Corp. II
1.142%, 03/06/20 (144A) (c)	5,259,966	5,203,222
JPMorgan Chase Commercial Mortgage Securities
4.070%, 11/15/43 (144A)	13,700,000	13,247,538
5.420%, 01/15/49	400,000	429,442
5.882%, 02/15/51 (c)	900,000	979,960
Lehman Brothers-UBS Commercial Mortgage Trust
5.866%, 09/15/45 (c)	15,200,000	16,551,788
Merrill Lynch Commercial Mortgage Pass-Through Certificates
0.728%, 07/09/21 (144A) (c)	13,297,259	12,780,757
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.967%, 08/12/49 (c)	11,800,000	12,936,818
5.485%, 03/12/51 (c)	2,200,000	2,340,000
Morgan Stanley Capital, Inc.
0.247%, 10/15/20 (144A) (c)	703,754	686,937
5.879%, 06/11/49 (c)	3,600,000	3,941,467
5.809%, 12/12/49	200,000	219,768
Morgan Stanley Dean Witter Capital I
4.920%, 03/12/35	495,000	519,426
Morgan Stanley Reremic Trust
5.800%, 08/12/45 (144A) (c)	900,000	986,230
Silenus (European Loan Conduit)
1.570%, 05/15/19 (EUR) (c)	1,174,144	1,563,687
Sovereign Commercial Mortgage Securities Trust
5.938%, 07/22/30 (144A) (c)	1,248,079	1,297,529

Security Description	Par Amount	Value

Commercial Mortgage-Backed Securities—(Continued)
Wachovia Bank Commercial Mortgage Trust
0.277%, 09/15/21 (144A) (c)	$3,160,518	$3,049,316
5.342%, 12/15/43	16,700,000	17,608,613

		155,747,969

Total Mortgage-Backed Securities (Cost $481,655,741)		475,798,585

Municipals—3.2%
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable
8.084%, 02/15/50	6,900,000	8,587,947
Badger Tobacco Asset Securitization Corp.
6.125%, 06/01/27	115,000	120,938
Bay Area Toll Bridge Authority, Build America Bonds, Series S1
7.043%, 04/01/50	10,400,000	11,397,568
Buckeye Tobacco Settlement Financing Authority
5.875%, 06/01/47	4,600,000	3,360,070
California Infrastructure & Economic Development Bank Revenue, Build America Bonds
6.486%, 05/15/49	2,500,000	2,567,450
California State General Obligation Unlimited, Build America Bonds
5.650%, 04/01/13 (c)	2,700,000	2,876,337
7.500%, 04/01/34	2,900,000	3,282,800
7.950%, 03/01/36	700,000	763,378
7.550%, 04/01/39	2,900,000	3,321,544
7.600%, 11/01/40	6,900,000	7,958,253
California State Public Works Board Lease Revenue, Build America Bonds, Taxable, University Projects,
Series B-2 7.804%, 03/01/35	3,100,000	3,145,043
California State University Revenue, Build America Bonds
6.484%, 11/01/41	4,400,000	4,456,936

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Municipals—(Continued)

Security Description	Par Amount	Value

Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds
5.944%, 07/01/40	$7,800,000	$7,843,602
Chicago Transit Authority Transfer Tax Receipts Revenue
Series A 6.300%, 12/01/21	400,000	427,912
6.899%, 12/01/40	7,300,000	7,783,333
Series B 6.300%, 12/01/21	700,000	748,846
6.899%, 12/01/40	7,200,000	7,676,712
Clark County NV, Airport Revenue, Series C
6.820%, 07/01/45	4,800,000	5,237,136
Clark County NV, Refunding
4.750%, 06/01/30	5,500,000	5,425,475
East Baton Rouge Sewer Commission, Build America Bonds
6.087%, 02/01/45	17,000,000	17,347,990
Golden State Tobacco Securitization Corp., Series A-1 5.000%, 06/01/33	10,000,000	7,373,300
Illinois Finance Authority, Peoples Gas Light & Coke
5.000%, 02/01/33(AMBAC)	7,410,000	7,413,038
Irvine Ranch CA, Water District, Build America Bonds, Taxable, Series B
6.622%, 05/01/40	21,700,000	25,631,389
Los Angeles CA, Wastewater System Revenue, Build America Bonds
5.713%, 06/01/39	2,300,000	2,289,121
Los Angeles Department of Water & Power Build America Bonds
6.166%, 07/01/40	60,200,000	60,512,438
Subseries A-2 5.000%, 07/01/44	2,900,000	2,905,916
Los Angeles Department of Water & Power Revenue, Build America Bonds
6.603%, 07/01/50	3,200,000	3,567,008

Security Description	Par Amount	Value

Los Angeles, California Unified School District Build America Bonds
6.758%, 07/01/34	$1,100,000	$1,246,014
Refunding, Series A 4.500%, 07/01/25(MBIA)	5,000,000	4,959,000
4.500%, 01/01/28(MBIA)	3,700,000	3,502,827
Metropolitan Transportation Authority, Build America Bonds, Metro Transit Authority, Series A2 6.089%, 11/15/40	200,000	210,622
Municipal Electric Authority of Georgia 6.655%, 04/01/57	1,300,000	1,226,888
New Jersey Economic Development Authority, Build America Bonds 1.247%, 09/15/11 (c)	19,100,000	19,082,810
New Jersey State Turnpike Authority Revenue, Build America Bonds, Taxable 7.102%, 01/01/41	5,300,000	6,167,928
Newport Beach CA, Certificates of Participation, Build America Bonds 7.168%, 07/01/40	31,650,000	32,005,113
Palomar Community College District, Series A 4.750%, 05/01/32	300,000	297,240
Pennsylvania Economic Development Financing Authority, Build America Bonds 6.532%, 06/15/39	1,000,000	1,011,200
Port Authority of New York & New Jersey, One Hundred Sixtyfifth 5.647%, 11/01/40	3,000,000	3,032,010
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit, Series 2-B 7.242%, 01/01/41	1,800,000	1,856,898
State of Illinois 4.071%, 01/01/14	7,300,000	7,562,216
Build America Bonds 6.900%, 03/01/35	2,100,000	2,142,546

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Municipals—(Continued)

Security Description	Par Amount	Value

State of Texas Transportation Commission Mobility Funding, Series A 4.750%, 04/01/35	$3,500,000	$3,521,175
State of Texas Transportation Commission Revenue, Build America Bonds, Series B 5.178%, 04/01/30	3,000,000	3,075,600
Tobacco Settlement Financing Corp. 5.000%, 06/01/41	900,000	615,762
7.467%, 06/01/47	7,915,000	5,869,922
Tobacco Settlement Funding Corp. 5.875%, 05/15/39	2,000,000	1,932,100
6.250%, 06/01/42	1,300,000	1,220,765

Total Municipals (Cost $304,109,132)		314,560,116

Asset-Backed Securities—1.9%

Asset Backed - Automobile—0.0%
Daimler Chrysler Auto Trust 1.670%, 09/10/12 (c)	38,651	38,662

Asset Backed-Home Equity—0.2%
Asset Backed Funding Certificates
0.536%, 06/25/34 (c)	4,224,232	3,366,185
0.246%, 01/25/37 (c)	13,240	13,209
Asset Backed Securities Corp.
0.266%, 05/25/37 (c)	361,366	306,237
Bear Stearns Asset Backed Securities Trust
0.586%, 10/27/32 (c)	23,611	20,642
0.436%, 04/25/37 (c)	15,761,000	4,908,976
1.186%, 10/25/37 (c)	7,476,793	4,628,591
Household Home Equity Loan
0.986%, 11/20/36 (c)	98,024	97,973
Morgan Stanley Capital, Inc.
0.246%, 05/25/37 (c)	683,554	590,064
Option One Mortgage Loan Trust
0.826%, 08/25/33 (c)	29,133	23,820
0.246%, 07/25/37 (c)	564,922	544,711
Renaissance Home Equity Loan Trust
0.626%, 08/25/33 (c)	264,865	244,573
Soundview Home Equity Loan Trust
0.266%, 06/25/37 (c)	73,221	61,769

		14,806,750

Asset-Backed Securities—(Continued)
Security Description	Par Amount	Value

Asset Backed - Other—1.6%
ARES CLO Funds
0.544%, 04/20/17 (144A) (c)	$6,923,330	$6,795,473
Avery Point CLO, Ltd.
0.725%, 12/17/15 (144A) (c)	2,263,435	2,221,217
Babson CLO, Ltd.
0.617%, 06/15/16 (144A) (c)	3,695,692	3,633,327
Blackrock Senior Income Series Corp.
0.514%, 04/20/19 (144A) (c)	7,870,863	7,381,924
Carrington Mortgage Loan Trust
0.506%, 10/25/35 (c)	880,024	823,230
Citigroup Mortgage Loan Trust, Inc.
0.246%, 07/25/45 (c)	1,117,858	916,236
Denali Capitala CLO IV, Ltd.
0.616%, 08/23/16 (144A) (c)	4,784,366	4,702,203
Dryden Leveraged Loan CDO
0.787%, 12/22/15 (144A) (c)	1,669,017	1,651,297
Galaxy CLO, Ltd.
0.514%, 04/25/19 (144A) (c)	14,400,681	13,725,649
Grayston CLO, Ltd.
0.641%, 08/15/16 (144A) (c)	2,111,353	2,077,127
Green Tree Financial Corp.
6.220%, 03/01/30	106,768	114,430
Hillmark Funding
0.509%, 05/21/21 (144A) (c)	29,600,000	27,812,367
Hudson Straits CLO, Ltd.
0.658%, 10/15/16 (144A) (c)	4,305,936	4,246,892
Katonah, Ltd.
0.797%, 02/20/15 (144A) (c)	1,570,035	1,549,985
0.701%, 05/18/15 (144A) (c)	5,620,402	5,499,726
Merrill Lynch First Franklin Mortgage Loan Trust 0.246%, 07/25/37 (c)	88,418	86,590

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value

Asset Backed - Other—(Continued)
Mid-State Trust 7.791%, 03/15/38	$182,735	$176,094
Mountain View Funding CLO 0.538%, 04/15/19 (144A) (c)	4,958,831	4,751,256
MSIM Peconic Bay, Ltd. 0.554%, 07/20/19 (144A) (c)	9,200,000	8,816,481
NYLIM Flatiron CLO, Ltd. 0.826%, 07/18/15 (144A) (c)	3,412,106	3,385,386
Octagon Investment Partners V, Ltd. 0.554%, 11/28/18 (144A) (c)	12,600,000	12,032,840
Octagon Investment Partners VII, Ltd. 0.613%, 12/02/16 (144A) (c)	5,962,858	5,783,823
Pacifica CDO, Ltd.
0.640%, 05/13/16 (144A) (c)	4,898,156	4,778,057
0.534%, 01/26/20 (144A) (c)	12,051,095	11,582,549
Penta CLO S.A. 1.934%, 06/04/24 (c) (EUR)	2,808,091	3,728,413
Popular ABS Mortgage Pass-Through Trust 0.276%, 06/25/47 (c)	1,498,504	1,327,339
Residential Asset Securities Corp. 0.296%, 04/25/37 (c)	326,848	322,597
Small Business Administration Participation Certificates 6.220%, 12/01/28	8,872,606	9,858,338
United States Small Business Administration 5.471%, 03/10/18	3,817,897	4,129,346
Velocity CLO, Ltd. 0.609%, 08/22/16 (144A) (c)	2,776,778	2,718,769

		156,628,961

Asset Backed - Student Loan—0.1%
SLM Student Loan Trust 0.724%, 01/25/17 (c)	3,000,000	3,006,240

Security Description	Par Amount	Value

Asset Backed - Student Loan—(Continued)
0.404%, 01/25/19 (c)	$7,547,268	$7,521,118
2.837%, 12/16/19 (144A) (c)	2,200,000	2,251,598

		12,778,956

Total Asset-Backed Securities (Cost $187,133,789)		184,253,329

Convertible Preferred Stocks—1.0%
Security Description	Shares	Value

Commercial Banks—0.6%
Wells Fargo & Co., Series L 7.500%, due 12/31/49	53,950	57,187,000

Energy Equipment & Services—0.4%
Transocean, Ltd., Series B 1.500%, due 12/15/37	44,600,000	44,767,250

Total Convertible Preferred Stocks (Cost $81,535,468)		101,954,250

Preferred Stocks—1.0%

Commercial Banks—0.6%
Wells Fargo Co. (c)	50,400,000	54,684,000

Diversified Financial Services—0.4%
GMAC Capital Trust I, Series 2* (c)	1,130,800	29,051,948
JPMorgan Chase & Co., Series 1 (c)	8,200,000	8,837,509

		37,889,457

Insurance—0.0%
American International Group, Inc.	168,900	293,886

Total Preferred Stocks (Cost $96,543,148)		92,867,343

Loan Participation—0.3%
Security Description	Principal Amount	Value

Automobiles—0.0%
Ford Motor Co.
2.940%, 11/29/13	$1,490,385	1,491,584

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Loan Participation—(Continued)

Security Description	Principal Amount	Value

Automobiles—(Continued)
2.940%, 12/15/13	$533,129	$533,558
2.940%, 12/16/13	234,736	234,925

		2,260,067

Commercial Banks—0.0%
CIT Group, Inc.
6.250%, 07/27/15	383,385	386,205
6.250%, 08/11/15	1,150,115	1,158,574

		1,544,779

Consumer Finance—0.2%
Springleaf Finance Corp.
5.500%, 05/28/17	23,300,000	22,871,863

Oil & Gas Exploration & Production—0.1%
Petroleum Export, Ltd.
3.247%, 12/07/12	7,675,560	7,630,789

Total Loan Participation (Cost $34,631,136)		34,307,498

Short-Term Investments—11.3%
Security Description	Par Amount	Value

Commercial Paper—10.1%
Banco Bradesco S.A.
1.000%, 08/26/11 (144A)	92,900,000	92,669,360
Bank of Nova Scotia
0.518%, 08/09/12 (c)	7,400,000	7,397,780
Erste Abwicklungsanstalt
0.370%, 01/17/12	1,800,000	1,796,300
Itau Unibanco S.A. New York
0.010%, 07/11/11	37,100,000	37,086,647
1.450%, 12/05/11	8,900,000	8,843,074
0.010%, 01/17/12	29,500,000	29,218,154
Kells Funding LLC
0.300%, 07/07/11	32,300,000	32,298,385
0.280%, 07/08/11	30,800,000	30,798,323
0.280%, 07/08/11	8,100,000	8,099,559
0.280%, 07/13/11	12,400,000	12,398,843
0.130%, 07/18/11	26,000,000	25,998,404
0.280%, 07/18/11	14,300,000	14,298,109
0.250%, 08/16/11	10,000,000	9,996,806
0.250%, 08/16/11	900,000	899,713
0.240%, 08/19/11	18,200,000	18,194,055
0.260%, 09/02/11	50,000,000	49,977,250

Short-Term Investments—(Continued)
Security Description	Par Amount	Value

Commercial Paper—(Continued)
0.260%, 09/02/11	$9,000,000	$8,995,905
0.260%, 09/02/11	5,100,000	5,097,679
0.240%, 09/21/11	28,000,000	27,984,693
0.300%, 10/03/11	48,500,000	48,462,008
0.260%, 10/05/11	25,000,000	24,982,667
0.260%, 10/05/11	3,000,000	2,997,920
0.310%, 11/16/11	10,100,000	10,087,998
0.260%, 12/01/11	27,000,000	26,970,165
0.310%, 01/27/12	96,900,000	96,724,772
Straight A Funding LLC
0.200%, 07/06/11	15,400,000	15,399,572
0.200%, 07/07/11	2,800,000	2,799,907
0.190%, 07/25/11	11,400,000	11,398,556
0.190%, 08/01/11	2,000,000	1,999,673
0.170%, 08/04/11	54,100,000	54,091,314
0.170%, 08/04/11	19,400,000	19,396,885
0.180%, 08/04/11	102,600,000	102,582,558
0.170%, 08/05/11	5,100,000	5,099,157
0.170%, 08/08/11	15,000,000	14,997,308
0.170%, 08/08/11	15,000,000	14,997,308
0.160%, 08/22/11	28,000,000	27,993,529
0.160%, 09/01/11	28,000,000	27,992,284
0.160%, 09/02/11	28,000,000	27,992,160
0.160%, 09/06/11	18,000,000	17,994,640
0.160%, 09/19/11	2,000,000	1,999,289
Vodafone Group plc
0.830%, 01/13/12	1,800,000	1,791,866

		980,800,575

Repurchase Agreements—0.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/11 at 0.050% to be repurchased at $15,300,149 on 07/05/11 collateralized by $19,452,000 Freddie Mac at 4.500% due 01/01/25 with a value of $15,796,683.	15,300,000	15,300,000
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 06/15/11 at 0.100% to be repurchased at $50,004,028 on 07/14/11 collateralized by $46,640,000 Federal Home Loan Bank at 5.250% due 08/08/33 with a value of $50,685,009.	50,000,000	50,000,000

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

Repurchase Agreements—(Continued)
State Street Bank & Trust Co. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $3,032,001 on 07/01/11, collateralized by $1,110,000 Federal Home Loan Bank at 3.625% due 10/18/13 with a value of $1,191,863 and collateralized by $1,860,000 Federal Home Loan Bank at 1.750% due 08/22/12 with a value of $1,901,850.	$3,032,000	$3,032,000

		68,332,000

U.S. Treasury—0.5%
U.S. Treasury Bills
0.025%, 08/04/11 (e)	780,000	779,982
0.036%, 08/04/11 (e)	33,599,000	33,597,849
0.172%, 08/04/11 (e)	392,000	391,936
0.022%, 08/11/11 (e)	1,510,000	1,509,963
0.051%, 08/18/11 (e)	1,940,000	1,939,867
0.004%, 08/25/11 (e)	70,000	69,999
0.010%, 08/25/11 (e)	1,380,000	1,379,978
0.045%, 09/01/11 (e)	160,000	159,988
0.045%, 09/08/11 (e)	1,020,000	1,019,912
0.043%, 09/15/11 (e)	10,000	9,999
0.046%, 09/15/11 (e)	1,140,000	1,139,890
0.047%, 09/15/11 (e)	1,960,000	1,959,805
0.035%, 09/22/11 (e)	1,331,000	1,330,893
0.034%, 10/20/11 (e)	820,000	819,915

		46,109,976

Total Short-Term Investments (Cost $1,095,242,551)		1,095,242,551

Total Investments—112.5% (Cost $10,630,932,774#)		10,917,075,527
Other Assets and Liabilities (net)—(12.5)%		(1,216,743,432)

Net Assets—100.0%		$9,700,332,095

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $10,630,932,774. The aggregate unrealized appreciation and depreciation of investments were $419,765,688 and $(133,622,935), respectively, resulting in net unrealized appreciation of $286,142,753 for federal income tax purposes.
(a)	This security is traded on a “to-be-announced” basis.
(b)	All or a portion of the security was pledged as collateral against open futures contracts.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Security is in default and/or issuer is in bankruptcy.
(e)	Zero coupon bond—Interest rate represents current yield to maturity.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $1,408,823,353, which was 14.5% of net assets.
AMBAC—	Ambac Indemnity Corporation
BRL—	Brazilian Real
CAD—	Canadian Dollar
DKK—	Danish Krone
EUR—	Euro
GBP—	British Pound
JPY—	Japanese Yen
MBIA—	Municipal Bond Insurance Association
MTN—	Medium-Term Note

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

MXN—	Mexican Peso
SGD—	Singapore Dollar
TBA—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

Forward Sales Commitments	Counterparty	Interest Rate	Maturity Date	Proceeds	Value

U.S. Treasury Bill	Barclays Bank plc	0.170%	8/4/2011	$(33,997,828)	$(33,999,932)

Fannie Mae	Barclays Bank plc	5.000%	TBA	(249,190,000)	(248,661,504)

Fannie Mae	JPMorgan Chase Bank N.A.	3.500%	TBA	(196,260,000)	(195,540,096)

Fannie Mae	JPMorgan Chase Bank N.A.	4.000%	TBA	(122,830,659)	(122,941,250)

Fannie Mae	Credit Suisse Group AG	3.500%	TBA	(57,975,000)	(57,393,720)

Fannie Mae	Goldman Sachs & Co.	4.000%	TBA	(37,380,000)	(37,011,544)

Ginnie Mae	UBS AG	3.500%	TBA	(3,913,320)	(3,882,500)

Ginnie Mae	JPMorgan Chase Bank N.A.	3.500%	TBA	(1,958,750)	(1,940,624)

				$(703,505,557)	$(701,371,170)

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,285,406,411	$—	$3,285,406,411
Total Domestic Bonds & Debt Securities*	—	2,690,292,520	—	2,690,292,520
Total Foreign Bonds & Debt Securities*	—	2,642,392,924	—	2,642,392,924
Mortgage-Backed Securities
Collateralized-Mortgage Obligation	—	296,889,942	23,160,674	320,050,616
Commercial Mortgage-Backed Securities	—	155,747,969	—	155,747,969
Total Mortgage-Backed Securities	—	452,637,911	23,160,674	475,798,585
Municipals	—	314,560,116	—	314,560,116
Total Asset-Backed Securities*	—	184,253,329	—	184,253,329
Convertible Preferred Stocks
Commercial Banks	57,187,000	—	—	57,187,000
Energy Equipment & Services	—	44,767,250	—	44,767,250
Total Convertible Preferred Stocks	57,187,000	44,767,250	—	101,954,250
Total Preferred Stocks*	—	92,867,343	—	92,867,343
Total Loan Participation*	—	34,307,498	—	34,307,498
Total Short-Term Investments*	—	1,095,242,551	—	1,095,242,551
Total Investments	$57,187,000	$10,836,727,853	$23,160,674	$10,917,075,527

Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$22,656,464	$—	$22,656,464
Forward Contracts to Buy (Depreciation)	—	(2,540,651)	—	(2,540,651)
Forward Contracts to Sell Appreciation	—	5,249,983	—	5,249,983
Forward Contracts to Sell (Depreciation)	—	(44,766,757)	—	(44,766,757)
Total Forward Contracts	$—	$(19,400,961)	$—	$(19,400,961)
Futures Contracts**
Futures Contracts Long (Appreciation)	$39,743,078	$—	$—	$39,743,078
Futures Contracts Long (Depreciation)	(6,392,073)	—	—	(6,392,073)
Total Futures Contracts	$33,351,005	$—	$—	$33,351,005

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Sales Commitments	$—	$(701,371170)	$—	$(701,371170)
Written Options**
Call Written Options	$—	$(10,566,011)	$—	$(10,566,011)
Put Written Options	—	(9,499,766)	—	(9,499,766)
Total Written Options	$—	$(20,065,777)	$—	$(20,065,777)
SWAP Contracts**
Credit Default Swap Buy Protection Appreciation	$—	$658,712	$—	$658,712
Credit Default Swap Buy Protection (Depreciation)	—	(307,672)	—	(307,672)
Credit Default Swap Sell Protection Appreciation	—	10,487,467	—	10,487,467
Credit Default Swap Sell Protection (Depreciation)	—	(3,639,095)	—	(3,639,095)
Interest Rate Swap Appreciation	—	20,032,033	—	20,032,033
Interest Rate Swap (Depreciation)	—	(27,953,979)	—	(27,953,979)
Total SWAP Contracts	$—	$(722,534)	$—	$(722,534)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument. Written options are presented at value.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of June 30, 2011	Change in unrealized appreciation for investments still held at June 30, 2011
Asset Backed Securities	$175,495	$—	$(20,660)	$23,002,777	$—	$23,157,612	$104,815
Foreign Bonds & Debt Securities	4,337	14	36	—	(1,325)	3,062	27,215

Total	$179,832	$14	$(20,624)	$23,002,777	$(1,325)	$23,160,674	$132,030

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$10,848,743,527
Repurchase Agreement	68,332,000
Cash	427,528
Cash denominated in foreign currencies (b)	5,490,562
Receivable for investments sold	895,414,463
Receivable for shares sold	3,564,934
Interest receivable	62,176,785
Receivable for variation margin on futures contracts	1,376,453
Swap interest receivable	938,975
Swap premium paid	29,609,990
Unrealized appreciation on swap contracts	31,178,212
Unrealized appreciation on forward currency exchange contracts	27,907,938
Miscellaneous assets	513,974

Total assets	11,975,675,341

Liabilities
Payables for:
Investments purchased	1,423,099,783
Cash collateral	27,988,000
Shares redeemed	3,691,570
Forward sales commitments, at value (c)	701,371,170
Unrealized depreciation on forward currency exchange contracts	47,307,660
Unrealized depreciation on swap contracts	31,900,746
Outstanding written options (d)	20,065,777
Swap interest	1,064,019
Swap premium received	13,454,251
Accrued Expenses:
Management fees	3,797,619
Distribution and service fees - Class B	918,029
Distribution and service fees - Class E	12,806
Administration fees	41,388
Custodian and accounting fees	227,347
Deferred trustees’ fees	20,516
Other expenses	382,565

Total liabilities	2,275,343,246

Net Assets	$9,700,332,095

Net Assets Represented by
Paid in surplus	$9,344,908,635
Accumulated net realized loss	(44,699,620)
Unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	308,769,386
Undistributed net investment income	91,353,694

Net Assets	$9,700,332,095
Net Assets
Class A	$5,118,575,856
Class B	4,479,207,072
Class E	102,549,167
Capital Shares Outstanding*
Class A	423,518,663
Class B	375,720,583
Class E	8,547,160
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.09
Class B	11.92
Class E	12.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $10,562,600,774.
(b)	Identified cost of cash denominated in foreign currencies was $5,476,924.
(c)	Proceeds of forward sales commitments was $703,505,557.
(d)	Premiums received on written options were $28,090,308.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends	$2,299,867
Interest	140,395,457

Total investment income	142,695,324

Expenses
Management fees	23,309,919
Administration fees	238,524
Custodian and accounting fees	858,313
Distribution and service fees - Class B	5,228,858
Distribution and service fees - Class E	81,203
Audit and tax services	38,399
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	181,221
Insurance	49,960
Miscellaneous	34,696

Total expenses	30,057,762

Net investment income	112,637,562

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options Contracts, Forward Sales Commitments, Swaps Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(22,310,317)
Futures contracts	3,748,225
Written options contracts	3,572,145
Swap contracts	3,304,700
Foreign currency transactions	10,627,349

Net realized loss on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	(1,057,898)

Net change in unrealized appreciation (depreciation) on:
Investments	164,179,248
Futures contracts	42,776,131
Written options contracts	20,476,897
Forward sales commitments	3,948,657
Swap contracts	(27,771,899)
Foreign currency transactions	(25,971,619)

Net change in unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	177,637,415

Net realized and unrealized gain on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	176,579,517

Net Increase in Net Assets from Operations	$289,217,079

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$112,637,562	$188,552,358
Net realized gain (loss) on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	(1,057,898)	397,523,418
Net change in unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	177,637,415	56,388,960

Net increase in net assets resulting from operations	289,217,079	642,464,736

Distributions to Shareholders
From net investment income
Class A	(168,583,951)	(168,538,898)
Class B	(114,599,829)	(117,649,661)
Class E	(2,895,746)	(3,886,900)
From net realized gains
Class A	(181,361,626)	(24,340,157)
Class B	(132,645,160)	(17,748,769)
Class E	(3,288,406)	(582,497)

Net decrease in net assets resulting from distributions	(603,374,718)	(332,746,882)

Net increase in net assets from capital share transactions	393,498,281	2,255,272,505

Net Increase in Net Assets	79,340,642	2,564,990,359
Net assets at beginning of period	9,620,991,453	7,056,001,094

Net assets at end of period	$9,700,332,095	$9,620,991,453

Undistributed net investment income at end of period	$91,353,694	$264,795,658

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	45,240,758	$560,576,998	113,975,303	$1,390,268,654
Reinvestments	29,210,816	349,945,577	16,167,565	192,879,055
Redemptions	(95,586,983)	(1,153,336,021)	(26,248,418)	(323,370,121)

Net increase	(21,135,409)	$(242,813,446)	103,894,450	$1,259,777,588

Class B
Sales	56,043,502	$683,313,279	114,832,514	$1,397,664,338
Reinvestments	20,917,512	247,244,988	11,493,924	135,398,430
Redemptions	(23,127,761)	(281,430,054)	(44,449,844)	(541,598,121)

Net increase	53,833,253	$649,128,213	81,876,594	$991,464,647

Class E
Sales	460,700	$5,665,391	3,072,747	$38,243,830
Reinvestments	519,677	6,184,152	377,164	4,469,397
Redemptions	(2,007,268)	(24,666,029)	(3,166,247)	(38,682,957)

Net decrease	(1,026,891)	$(12,816,486)	283,664	$4,030,270

Increase derived from capital shares transactions		$393,498,281		$2,255,272,505

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.47		$12.02	$11.60	$12.29	$11.80	$11.60

Income (Loss) from Investment Operations
Net Investment Income(a)	0.15		0.28	0.45	0.59	0.56	0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.22		0.71	1.47	(0.51)	0.35	0.04

Total From Investment Operations	0.37		0.99	1.92	0.08	0.91	0.53

Less Distributions
Distributions from Net Investment Income	(0.36)		(0.47)	(0.96)	(0.48)	(0.42)	(0.32)
Distributions from Net Realized Capital Gains	(0.39)		(0.07)	(0.54)	(0.29)	—	(0.01)

Total Distributions	(0.75)		(0.54)	(1.50)	(0.77)	(0.42)	(0.33)

Net Asset Value, End of Period	$12.09		$12.47	$12.02	$11.60	$12.29	$11.80

Total Return (%)	3.00		8.41	18.39	0.64	7.85	4.80

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.51	*	0.51	0.52	0.52	0.54	0.58
Ratio of Net Expenses to Average Net Assets (%)(b)	0.51	*	0.51	0.52	0.52	0.54	0.58
Ratio of Net investment Income to Average Net Assets (%)	2.41	*	2.31	3.93	5.00	4.74	4.28
Portfolio Turnover Rate (%)	246.5		713.7	633.1	800.2	943.9	161.2
Net Assets, End of Period (in millions)	$5,118.6		$5,543.8	$4,095.7	$2,696.4	$3,045.1	$1,445.1

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.30		$11.87	$11.47	$12.17	$11.69	$11.50

Income (Loss) from Investment Operations
Net Investment Income(a)	0.13		0.25	0.42	0.55	0.53	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.21		0.70	1.45	(0.50)	0.34	0.04

Total From Investment Operations	0.34		0.95	1.87	0.05	0.87	0.50

Less Distributions
Distributions from Net Investment Income	(0.33)		(0.45)	(0.93)	(0.46)	(0.39)	(0.30)
Distributions from Net Realized Capital Gains	(0.39)		(0.07)	(0.54)	(0.29)	—	(0.01)

Total Distributions	(0.72)		(0.52)	(1.47)	(0.75)	(0.39)	(0.31)

Net Asset Value, End of Period	$11.92		$12.30	$11.87	$11.47	$12.17	$11.69

Total Return (%)	2.82		8.17	18.03	0.41	7.56	4.52

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.76	*	0.76	0.77	0.78	0.79	0.83
Ratio of Net Expenses to Average Net Assets (%)(b)	0.76	*	0.76	0.77	0.78	0.79	0.83
Ratio of Net Investment Income to Average Net Assets (%)	2.19	*	2.06	3.64	4.77	4.51	4.01
Portfolio Turnover Rate (%)	246.5		713.7	633.1	800.2	943.9	161.2
Net Assets, End of Period (in millions)	$4,479.2		$3,958.7	$2,849.6	$1,353.6	$1,274.4	$1,219.1

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.37		$11.93	$11.52	$12.21	$11.73	$11.53

Income (Loss) from Investment Operations
Net Investment Income(a)	0.14		0.27	0.44	0.57	0.54	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.22		0.69	1.44	(0.51)	0.35	0.05

Total From Investment Operations	0.36		0.96	1.88	0.06	0.89	0.52

Less Distributions
Distributions from Net Investment Income	(0.39)		(0.45)	(0.93)	(0.46)	(0.41)	(0.31)
Distributions from Net Realized Capital Gains	(0.39)		(0.07)	(0.54)	(0.29)	—	(0.01)

Total Distributions	(0.73)		(0.52)	(1.47)	(0.75)	(0.41)	(0.32)

Net Asset Value, End of Period	$12.00		$12.37	$11.93	$11.52	$12.21	$11.73

Total Return (%)	2.94		8.24	18.21	0.47	7.63	4.67

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.66	*	0.66	0.67	0.67	0.69	0.72
Ratio of Net Expenses to Average Net Assets (%)(b)	0.66	*	0.66	0.67	0.67	0.69	0.72
Ratio of Net investment Income to Average Net Assets (%)	2.27	*	2.17	3.82	4.88	4.61	4.10
Portfolio Turnover Rate (%)	246.5		713.7	633.1	800.2	943.9	161.2
Net Assets, End of Period (in millions)	$102.5		$118.5	$110.9	$88.8	$132.0	$132.5

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the agreed upon repurchase price. In the event the buyer of securities under a mortgage dollar roll files for

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$23,309,919	0.50%	First $	1.2 Billion

	0.475%	Over $	1.2 Billion

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases			Sales
U.S. Government	Non U.S. Government	Foreign Government	U.S. Government	Non U.S. Government	Foreign Government
$18,533,176,168	$1,121,642,712	$3,145,211,660	$22,916,451,019	$293,907,795	$1,728,575,725

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to receive. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Interest Rate Swaps - The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by maintaining a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swaps - The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in Note 9 to the Notes to Financials Statements and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2011 for which a Portfolio is the seller of protection are disclosed in Note 9 to the Notes to Financials Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on swap contracts	$20,032,033	Unrealized depreciation on swap contracts	$27,953,979
	Unrealized appreciation on futures contracts*	39,743,078	Unrealized depreciation on futures contracts*	6,392,073
Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	27,907,938	Unrealized depreciation on forward foreign currency exchange contracts	47,307,660
Credit	Unrealized appreciation on swap contracts	11,146,179	Unrealized depreciation on swap contracts	3,946,767

Total		$98,829,228		$85,600,479

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Foreign Currency Exchange	Credit	Total
Foreign currency transactions	$—	$10,627,349	$—	$10,627,349
Futures contracts	3,748,225	—	—	3,748,225
Swap contracts	(4,303,074)	—	7,607,774	3,304,700
Written options contracts	4,070,004	(539,109)	41,250	3,572,145

	$3,515,155	$10,088,240	$7,649,024	$21,252,419

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

Statement of Operations Location -Net Change in Unrealized Gain (Loss)	Interest Rate	Foreign Currency Exchange	Credit	Total
Foreign currency transactions	$—	$(13,032,974)	$—	$(13,032,974)
Futures contracts	42,776,131	—	—	42,776,131
Swap contracts	12,117,837	—	(8,813,137)	3,340,700
Written options contracts	16,617,080	—	(22,941)	16,594,139

	$71,511,048	$(13,032,974)	$(8,836,078)	$49,677,996

For the six months ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional or Face Amount(a)	Foreign Currency Risk	Interest Rate Risk	Credit Risk
Foreign currency transactions	$2,731,040,109	$—	$—
Futures contracts long	—	13,637,397,050	—
Futures contracts short	—	167,250,000	—
Swap contracts	—	22,863,393	9,903,892
Written options contracts	536	64,462,571	30,153,333

(a)	Averages are based on activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

7/29/2011	Deutsche Bank AG	288,000	AUD	$308,130	$300,125	$8,005

8/2/2011	Barclays Bank plc	10,928,923	BRL	6,958,931	6,834,848	124,083

8/2/2011	UBS AG	48,319,817	BRL	30,767,376	29,889,779	877,597

9/2/2011	Morgan Stanley	5,950,400	BRL	3,763,664	3,200,000	563,664

9/19/2011	Deutsche Bank AG	25,657,000	CAD	26,557,766	26,044,410	513,356

11/15/2011	JPMorgan Chase Bank N.A.	46,396,886	CNY	7,203,084	7,223,554	(20,470)

11/15/2011	JPMorgan Chase Bank N.A.	1,928,000	CNY	299,321	299,658	(337)

2/13/2012	Barclays Bank plc	4,300,777	CNY	670,589	672,669	(2,080)

2/13/2012	Citibank N.A.	53,000,000	CNY	8,263,910	8,216,417	47,493

2/13/2012	Citibank N.A.	71,900,000	CNY	11,210,852	11,154,723	56,129

2/13/2012	JPMorgan Chase Bank N.A.	108,762,192	CNY	16,958,510	16,829,740	128,770

6/1/2012	Citibank N.A.	26,898,900	CNY	4,214,582	4,200,000	14,582

6/1/2012	JPMorgan Chase Bank N.A.	33,909,400	CNY	5,313,004	5,300,000	13,004

2/1/2013	Citibank N.A.	100,000,000	CNY	15,891,565	15,745,552	146,013

7/18/2011	Barclays Bank plc	1,315,000	EUR	1,909,156	1,864,880	44,276

7/18/2011	Citibank N.A.	3,803,000	EUR	5,521,311	5,394,255	127,056

7/18/2011	Citibank N.A.	323,000	EUR	468,941	455,267	13,674

7/18/2011	JPMorgan Chase Bank N.A.	6,210,000	EUR	9,015,866	8,885,316	130,550

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

7/18/2011	JPMorgan Chase Bank N.A.	2,117,000	EUR	$3,073,525	$2,997,617	$75,908

7/18/2011	JPMorgan Chase Bank N.A.	4,212,000	EUR	6,115,109	6,087,671	27,438

7/18/2011	Morgan Stanley	2,233,000	EUR	3,241,937	3,218,668	23,269

7/18/2011	Morgan Stanley	2,000,000	EUR	2,903,661	2,838,060	65,601

7/27/2011	Barclays Bank plc	59,321,523,000	IDR	6,894,735	6,423,554	471,181

7/27/2011	Citibank N.A.	5,252,500,000	IDR	610,480	550,000	60,480

7/27/2011	Citibank N.A.	7,814,600,000	IDR	908,264	820,000	88,264

7/27/2011	Citibank N.A.	26,407,900,000	IDR	3,069,298	2,840,475	228,823

7/27/2011	Citibank N.A.	132,854,400,000	IDR	15,441,207	14,551,413	889,794

7/27/2011	JPMorgan Chase Bank N.A.	27,376,000,000	IDR	3,181,818	2,900,000	281,818

7/27/2011	JPMorgan Chase Bank N.A.	16,712,000,000	IDR	1,942,378	1,820,678	121,700

1/31/2012	Citibank N.A.	147,642,200,000	IDR	16,663,412	16,272,699	390,713

8/12/2011	Barclays Bank plc	1,264,752,000	INR	28,111,551	27,870,251	241,300

8/12/2011	Morgan Stanley	672,340,000	INR	14,944,053	14,323,392	620,661

7/5/2011	Citibank N.A.	20,000,000	JPY	248,000	246,761	1,239

7/14/2011	Barclays Bank plc	11,045,000	JPY	136,964	135,075	1,889

7/14/2011	JPMorgan Chase Bank N.A.	785,340,000	JPY	9,738,658	9,375,459	363,199

7/14/2011	JPMorgan Chase Bank N.A.	110,348,000	JPY	1,368,377	1,339,637	28,740

7/14/2011	UBS AG	331,725,000	JPY	4,113,576	3,920,075	193,501

7/25/2011	Citibank N.A.	23,805,738,000	JPY	295,220,201	291,351,730	3,868,471

8/12/2011	Goldman Sachs & Co.	6,200,150,000	KRW	5,793,729	5,500,000	293,729

8/12/2011	JPMorgan Chase Bank N.A.	106,468,788,219	KRW	99,489,739	96,952,865	2,536,874

8/12/2011	Morgan Stanley	2,480,280,000	KRW	2,317,697	2,206,164	111,533

7/7/2011	Citibank N.A.	54,614,250	MXN	4,659,160	4,500,000	159,160

7/7/2011	Citibank N.A.	4,507,000	MXN	384,494	366,706	17,788

7/7/2011	Deutsche Bank AG	28,447,550	MXN	2,426,870	2,300,000	126,870

7/7/2011	JPMorgan Chase Bank N.A.	144,693,647	MXN	12,343,863	11,900,000	443,863

7/7/2011	Morgan Stanley	45,219,550	MXN	3,857,695	3,700,000	157,695

7/7/2011	Morgan Stanley	44,004,600	MXN	3,754,047	3,600,000	154,047

7/7/2011	Morgan Stanley	1,145,034,758	MXN	97,683,294	93,632,738	4,050,556

7/7/2011	UBS AG	53,754,800	MXN	4,585,840	4,400,000	185,840

7/7/2011	UBS AG	78,449,280	MXN	6,692,534	6,400,000	292,534

11/18/2011	Citibank N.A.	982,327,288	MXN	82,780,127	83,075,588	(295,461)

11/18/2011	Morgan Stanley	616,398,147	MXN	51,943,499	52,353,818	(410,319)

8/11/2011	Barclays Bank plc	3,500,000	MYR	1,155,920	1,127,759	28,161

8/11/2011	Barclays Bank plc	3,600,000	MYR	1,188,947	1,165,690	23,257

8/11/2011	Barclays Bank plc	3,400,000	MYR	1,122,894	1,104,793	18,101

8/11/2011	Citibank N.A.	6,370,000	MYR	2,103,775	2,058,757	45,018

8/11/2011	Citibank N.A.	3,600,000	MYR	1,188,946	1,167,315	21,631

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/11/2011	Citibank N.A.	5,300,000	MYR	$1,750,394	$1,718,715	$31,679

8/11/2011	Citibank N.A.	5,200,000	MYR	1,717,368	1,690,123	27,245

8/11/2011	JPMorgan Chase Bank N.A.	3,500,000	MYR	1,155,920	1,135,810	20,110

8/11/2011	Morgan Stanley	5,913,557	MYR	1,953,028	1,923,045	29,983

11/15/2011	Barclays Bank plc	48,900,000	PHP	1,116,004	1,102,344	13,660

11/15/2011	Barclays Bank plc	20,600,000	PHP	470,137	467,120	3,017

11/15/2011	Barclays Bank plc	20,700,000	PHP	472,419	467,374	5,045

11/15/2011	Barclays Bank plc	20,700,000	PHP	472,419	465,692	6,727

11/15/2011	Barclays Bank plc	16,067,377	PHP	366,693	358,807	7,886

11/15/2011	Citibank N.A.	47,410,000	PHP	1,082,000	1,100,000	(18,000)

11/15/2011	Citibank N.A.	47,734,500	PHP	1,089,406	1,100,000	(10,594)

11/15/2011	Citibank N.A.	52,200,000	PHP	1,191,318	1,200,000	(8,682)

11/15/2011	Citibank N.A.	65,835,000	PHP	1,502,499	1,500,000	2,499

11/15/2011	Citibank N.A.	49,005,000	PHP	1,118,401	1,100,000	18,401

11/15/2011	Citibank N.A.	57,473,000	PHP	1,311,660	1,300,000	11,660

11/15/2011	Citibank N.A.	40,600,000	PHP	926,580	915,858	10,722

11/15/2011	Deutsche Bank AG	52,860,000	PHP	1,206,381	1,200,000	6,381

11/15/2011	Goldman Sachs & Co.	87,840,000	PHP	2,004,701	2,000,000	4,701

11/15/2011	JPMorgan Chase Bank N.A.	47,410,000	PHP	1,082,000	1,100,000	(18,000)

11/15/2011	JPMorgan Chase Bank N.A.	119,070,000	PHP	2,717,438	2,700,000	17,438

11/15/2011	JPMorgan Chase Bank N.A.	53,244,000	PHP	1,215,144	1,200,000	15,144

3/15/2012	Citibank N.A.	168,900,000	PHP	3,825,278	3,895,744	(70,466)

3/15/2012	Citibank N.A.	1,197,565,000	PHP	27,122,675	27,584,130	(461,455)

3/15/2012	Morgan Stanley	173,011,500	PHP	3,918,397	3,973,166	(54,769)

7/1/2011	Barclays Bank plc	86,910,000	RUB	3,118,916	3,042,002	76,914

7/1/2011	Citibank N.A.	86,910,000	RUB	3,118,916	3,118,664	252

9/9/2011	Barclays Bank plc	3,400,000	SGD	2,770,158	2,659,210	110,948

9/9/2011	Citibank N.A.	4,300,000	SGD	3,503,435	3,359,637	143,798

9/9/2011	Deutsche Bank AG	8,000,000	SGD	6,518,020	6,272,788	245,232

9/9/2011	Deutsche Bank AG	11,000,000	SGD	8,962,278	8,927,847	34,431

9/9/2011	Deutsche Bank AG	7,300,000	SGD	5,947,693	5,928,404	19,289

9/9/2011	Goldman Sachs & Co.	10,000,000	SGD	8,147,525	8,122,223	25,302

9/9/2011	Goldman Sachs & Co.	1,927,677	SGD	1,570,580	1,568,403	2,177

9/9/2011	JPMorgan Chase Bank N.A.	2,000,000	SGD	1,629,505	1,561,414	68,091

9/9/2011	JPMorgan Chase Bank N.A.	9,748,580	SGD	7,942,680	7,655,672	287,008

9/9/2011	JPMorgan Chase Bank N.A.	7,000,000	SGD	5,703,267	5,687,034	16,233

9/9/2011	UBS AG	6,100,000	SGD	4,969,990	4,966,314	3,676

7/27/2011	JPMorgan Chase Bank N.A.	40,792,204	TRY	25,050,481	25,697,495	(647,014)

7/27/2011	JPMorgan Chase Bank N.A.	4,488,040	TRY	2,756,104	2,900,000	(143,896)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

7/27/2011	JPMorgan Chase Bank N.A.	6,479,340	TRY	$3,978,961	$4,200,000	$(221,039)

7/27/2011	JPMorgan Chase Bank N.A.	5,116,320	TRY	3,141,931	3,300,000	(158,069)

10/27/2011	JPMorgan Chase Bank N.A.	56,875,904	TRY	34,333,337	33,830,540	502,797

1/11/2012	Barclays Bank plc	127,386,100	TWD	4,453,670	4,444,735	8,935

7/28/2011	Barclays Bank plc	174,452,689	ZAR	25,734,081	25,171,732	562,349

7/28/2011	Citibank N.A.	14,622,300	ZAR	2,156,983	2,100,000	56,983

7/28/2011	Morgan Stanley	36,956,550	ZAR	5,451,581	5,409,173	42,408

9/13/2011	Barclays Bank plc	9,881,950	ZAR	1,447,768	1,300,000	147,768

9/13/2011	Morgan Stanley	5,319,300	ZAR	779,311	700,000	79,311

9/13/2011	UBS AG	4,560,000	ZAR	668,069	600,000	68,069

10/28/2011	Deutsche Bank AG	211,270,939	ZAR	30,744,987	30,340,199	404,788

Net Unrealized Appreciation						$20,117,304

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/2/2011	Barclays Bank plc	3,458,070	BRL	$2,201,907	$2,100,000	$(101,907)

8/2/2011	Barclays Bank plc	10,197,760	BRL	6,493,367	6,200,000	(293,367)

8/2/2011	Citibank N.A.	2,123,940	BRL	1,352,407	1,300,000	(52,407)

8/2/2011	Citibank N.A.	2,612,480	BRL	1,663,482	1,600,000	(63,482)

8/2/2011	Citibank N.A.	1,468,800	BRL	935,250	900,000	(35,250)

8/2/2011	Morgan Stanley	22,509,800	BRL	14,332,991	14,005,600	(327,391)

8/2/2011	Morgan Stanley	2,121,600	BRL	1,350,917	1,300,000	(50,917)

8/2/2011	Morgan Stanley	2,123,810	BRL	1,352,324	1,300,000	(52,324)

8/2/2011	Morgan Stanley	1,632,400	BRL	1,039,422	1,000,000	(39,422)

8/2/2011	UBS AG	4,628,650	BRL	2,947,267	2,872,262	(75,005)

8/2/2011	UBS AG	2,123,810	BRL	1,352,324	1,300,000	(52,324)

8/2/2011	UBS AG	4,247,620	BRL	2,704,649	2,600,000	(104,649)

9/2/2011	Barclays Bank plc	10,928,923	BRL	6,912,610	6,791,525	(121,085)

9/19/2011	BNP Paribas Bank	5,851,000	CAD	6,056,417	5,946,138	(110,279)

9/19/2011	Citibank N.A.	6,583,000	CAD	6,814,116	6,657,289	(156,827)

9/19/2011	JPMorgan Chase Bank N.A.	2,617,000	CAD	2,708,877	2,645,489	(63,388)

9/19/2011	JPMorgan Chase Bank N.A.	2,330,000	CAD	2,411,802	2,390,845	(20,957)

8/8/2011	Citibank N.A.	158,350,000	DKK	30,810,510	31,433,488	622,978

7/18/2011	Barclays Bank plc	874,000	EUR	1,268,900	1,249,647	(19,253)

7/18/2011	Barclays Bank plc	1,550,000	EUR	2,250,337	2,249,059	(1,278)

7/18/2011	Barclays Bank plc	1,692,000	EUR	2,456,497	2,421,440	(35,057)

7/18/2011	Barclays Bank plc	2,834,000	EUR	4,114,487	4,196,437	81,950

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

7/18/2011	Barclays Bank plc	5,555,000	EUR	$8,064,917	$7,941,617	$(123,300)

7/18/2011	Barclays Bank plc	12,668,000	EUR	18,391,786	18,217,217	(174,569)

7/18/2011	Barclays Bank plc	21,598,000	EUR	31,356,631	30,552,877	(803,754)

7/18/2011	BNP Paribas Bank	6,470,000	EUR	9,393,342	9,380,335	(13,007)

7/18/2011	Citibank N.A.	1,000	EUR	1,452	1,481	29

7/18/2011	Citibank N.A.	2,281,000	EUR	3,311,625	3,276,227	(35,398)

7/18/2011	Citibank N.A.	2,615,000	EUR	3,796,536	3,816,488	19,952

7/18/2011	Citibank N.A.	5,800,000	EUR	8,420,616	8,330,823	(89,793)

7/18/2011	Deutsche Bank AG	3,700,000	EUR	5,371,772	5,401,759	29,987

7/18/2011	JPMorgan Chase Bank N.A.	1,193,000	EUR	1,732,033	1,739,615	7,582

7/18/2011	JPMorgan Chase Bank N.A.	2,856,000	EUR	4,146,427	4,164,577	18,150

7/18/2011	JPMorgan Chase Bank N.A.	4,185,000	EUR	6,075,910	6,055,172	(20,738)

7/18/2011	JPMorgan Chase Bank N.A.	4,219,000	EUR	6,125,272	6,049,791	(75,481)

7/18/2011	JPMorgan Chase Bank N.A.	7,097,000	EUR	10,303,640	10,087,662	(215,978)

7/18/2011	JPMorgan Chase Bank N.A.	8,794,000	EUR	12,767,396	12,657,133	(110,263)

7/18/2011	JPMorgan Chase Bank N.A.	181,998,000	EUR	264,230,211	262,606,734	(1,623,477)

7/18/2011	UBS AG	4,939,000	EUR	7,170,590	7,220,426	49,836

7/18/2011	UBS AG	7,138,000	EUR	10,363,165	10,397,518	34,353

7/18/2011	UBS AG	34,721,000	EUR	50,409,000	48,862,863	(1,546,137)

9/13/2011	UBS AG	48,768,000	GBP	78,292,766	80,077,690	1,784,924

7/11/2011	JPMorgan Chase Bank N.A.	27,803,740,000	JPY	344,777,036	330,800,000	(13,977,036)

7/14/2011	Barclays Bank plc	1,296,903,000	JPY	16,082,327	15,502,253	(580,074)

7/19/2011	JPMorgan Chase Bank N.A.	11,695,660,000	JPY	145,036,261	139,400,000	(5,636,261)

7/25/2011	Citibank N.A.	38,780,000,000	JPY	480,919,322	468,598,012	(12,321,310)

7/25/2011	Citibank N.A.	23,300,000,000	JPY	288,948,433	290,352,810	1,404,377

8/1/2011	UBS AG	830,000,000	JPY	10,293,360	10,163,286	(130,074)

8/8/2011	Deutsche Bank AG	6,310,000,000	JPY	78,257,178	78,207,790	(49,388)

8/15/2011	JPMorgan Chase Bank N.A.	25,060,000,000	JPY	310,808,647	309,490,847	(1,317,800)

8/18/2011	JPMorgan Chase Bank N.A.	8,400,000,000	JPY	104,183,438	103,869,125	(314,313)

8/22/2011	Citibank N.A.	6,310,000,000	JPY	78,263,378	78,682,229	418,851

8/22/2011	JPMorgan Chase Bank N.A.	7,820,000,000	JPY	96,992,015	96,543,210	(448,805)

9/6/2011	Citibank N.A.	23,810,000,000	JPY	295,342,190	292,882,140	(2,460,050)

9/20/2011	Citibank N.A.	300,000,000	JPY	3,721,578	3,732,086	10,508

10/3/2011	Citibank N.A.	20,000,000	JPY	248,127	246,902	(1,225)

7/7/2011	Citibank N.A.	982,327,288	MXN	83,802,667	84,088,965	286,298

7/7/2011	Morgan Stanley	616,398,147	MXN	52,585,130	53,000,700	415,570

7/1/2011	Citibank N.A.	86,910,000	RUB	3,118,916	3,160,938	42,022

7/1/2011	Barclays Bank plc	86,910,000	RUB	3,118,916	3,118,664	(252)

7/27/2011	JPMorgan Chase Bank N.A.	56,875,904	TRY	34,927,477	34,418,096	(509,381)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

7/28/2011	Barclays Bank plc	12,074,400	ZAR	$1,781,134	$1,800,000	$18,866

7/28/2011	Deutsche Bank AG	211,270,939	ZAR	31,165,260	30,752,684	(412,576)

7/28/2011	Morgan Stanley	2,686,200	ZAR	396,250	400,000	3,750

Net Unrealized Depreciation						$(39,517,026)

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—China Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

RUB—Russian Ruble

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

ZAR—South African Rand

7. Futures Contracts

The futures contracts outstanding as of June 30, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount		Valuation as of June 30, 2011	Unrealized Appreciation/ Depreciation

3MO Euribor Interest Rate Futures	6/18/2012	268	EUR	95,133,714	$95,312,684	$178,970

3MO Euribor Interest Rate Futures	9/17/2012	268	EUR	95,012,334	95,234,838	222,504

3MO Euribor Interest Rate Futures	12/17/2012	268	EUR	94,885,489	95,127,799	242,310

3MO Euribor Interest Rate Futures	3/18/2013	268	EUR	94,793,483	95,040,223	246,740

90 Day EuroDollar Futures	9/19/2011	740	USD	184,252,015	184,361,750	109,735

90 Day EuroDollar Futures	12/19/2011	5,342	USD	1,325,799,883	1,329,890,900	4,091,017

90 Day EuroDollar Futures	3/19/2012	19,408	USD	4,809,480,002	4,828,467,800	18,987,798

90 Day EuroDollar Futures	6/18/2012	18,649	USD	4,618,547,036	4,633,577,162	15,030,126

90 Day EuroDollar Futures	9/17/2012	8,147	USD	2,019,555,971	2,020,048,650	492,679

90 Day EuroDollar Futures	12/17/2012	2,781	USD	688,588,715	687,810,825	(777,890)

90 Day EuroDollar Futures	3/18/2013	4,751	USD	1,173,586,578	1,172,071,700	(1,514,878)

90 Day EuroDollar Futures	6/17/2013	1,324	USD	326,602,882	325,753,650	(849,232)

90 Day EuroDollar Futures	9/16/2013	1,122	USD	275,862,357	275,324,775	(537,582)

90 Day EuroDollar Futures	12/16/2013	581	USD	142,452,070	142,177,963	(274,107)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Futures Contracts - continued

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount		Valuation as of June 30, 2011	Unrealized Appreciation/ Depreciation

90 Day EuroDollar Futures	3/17/2014	948	USD	231,897,389	$231,383,100	$(514,289)

90 Day EuroDollar Futures	6/16/2014	187	USD	45,611,282	45,520,475	(90,807)

German Euro Bobl Futures	9/8/2011	743	EUR	126,015,363	125,801,066	(214,297)

German Euro Bund Futures	9/8/2011	458	EUR	83,872,895	83,466,354	(406,541)

U.S. Treasury Note 2 Year Futures	9/30/2011	698	USD	152,960,738	153,101,937	141,199

U.S. Treasury Note 5 Year Futures	9/30/2011	1,396	USD	167,609,107	166,396,657	(1,212,450)

Net Unrealized Appreciation						$33,351,005

EUR—Euro

USD—United States Dollar

8. Options written

The options contracts outstanding as of June 30, 2011, the description and unrealized appreciation (depreciation) were as follows:

Over the Counter Options Written - Calls	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)

CDX.O 5 Year Swaption 0.8	BNP Paribas Bank	9/21/2011	(16,600,000)	$(35,690)	$(37,034)	$(1,344)

FNMA 4.5	Credit Suisse Group AG	8/4/2011	(26,000,000)	(65,000)	(26,534)	38,466

FVA USD 1 Year 1.0	JPMorgan Chase Bank N.A.	10/11/2011	(56,400,000)	(286,512)	(365,030)	(78,518)

FVA USD 1 Year 1.0	Goldman Sachs & Co.	10/11/2012	(60,900,000)	(321,564)	(394,155)	(72,591)

FVA USD 1 Year 2.0	Morgan Stanley	10/11/2011	(277,500,000)	(3,102,220)	(4,497,651)	(1,395,431)

FVA USD 1 Year 2.0	Morgan Stanley	11/14/2011	(151,400,000)	(1,646,680)	(2,481,752)	(835,072)

IRO USD 5 Year Swaption 1.8	Credit Suisse Group AG	8/24/2011	(111,800,000)	(223,600)	(173,692)	49,908

IRO USD 10 Year Swaption 3.0	Morgan Stanley	10/11/2011	(390,800,000)	(1,985,259)	(2,352,186)	(366,927)

				$(7,666,525)	$(10,328,034)	$(2,661,509)

Exchange Traded Options Written - Calls

U.S. Treasury Note 5 Year Futures	Citibank N.A.	7/22/2011	(137)	$(31,587)	$(20,336)	$11,251

U.S. Treasury Note 5 Year Futures	Citibank N.A.	7/22/2011	(882)	(382,177)	(199,828)	182,349

U.S. Treasury Note 10 Year Futures	Citibank N.A.	7/22/2011	(190)	(87,711)	(17,813)	69,898

				$(501,475)	$(237,977)	$263,498

Over the Counter Options Written - Puts

CDX.O 5 Year Swaption 1.2	BNP Paribas Bank	9/21/2011	(16,600,000)	$(68,060)	$(8,543)	$59,517

FNMA 4.5	Credit Suisse Group AG	8/4/2011	(26,000,000)	(81,250)	(88,539)	(7,289)

INF Floor USD CPURNS 215.95	Citibank N.A.	3/12/2020	(16,200,000)	(137,080)	(43,399)	93,681

INF Floor USD CPURNS 215.95	Deutsche Bank AG	3/10/2020	(5,800,000)	(43,500)	(20,592)	22,908

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Options written - continued

Over the Counter Options Written - Puts	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)

INF Floor USD CPURNS 216.69	Citibank N.A.	4/7/2020	(38,800,000)	$(346,040)	$(108,231)	$237,809

INF Floor USD CPURNS 217.97	Citibank N.A.	9/29/2020	(17,500,000)	(225,750)	(53,809)	171,941

INF Floor USD CPURNS 218.011	Deutsche Bank AG	10/13/2020	(18,000,000)	(176,400)	(73,385)	103,015

IRO USD 1 Year Swaption 0.65	Goldman Sachs & Co.	11/14/2011	(121,900,000)	(249,895)	(96,057)	153,838

IRO USD 1 Year Swaption 1.0	Goldman Sachs & Co.	11/19/2012	(139,600,000)	(796,458)	(824,980)	(28,522)

IRO USD 2 Year Swaption 2.25	Citibank N.A.	9/24/2012	(23,000,000)	(156,688)	(121,095)	35,593

IRO USD 2 Year Swaption 2.25	Goldman Sachs & Co.	9/24/2012	(89,300,000)	(529,847)	(470,165)	59,682

IRO USD 2 Year Swaption 2.25	Morgan Stanley	9/24/2012	(196,500,000)	(1,247,163)	(1,034,573)	212,590

IRO USD 5 Year Swaption 2.5	Credit Suisse Group AG	8/24/2011	(111,800,000)	(444,405)	(259,901)	184,504

IRO USD 3 Year Swaption 2.75	Deutsche Bank AG	6/18/2012	(240,800,000)	(2,499,648)	(1,198,991)	1,300,657

IRO USD 3 Year Swaption 3.0	Barclays Bank plc	6/18/2012	(50,200,000)	(448,989)	(192,085)	256,904

IRO USD 3 Year Swaption 3.0	Citibank N.A.	6/18/2012	(189,200,000)	(2,064,210)	(723,955)	1,340,255

IRO USD 3 Year Swaption 3.0	Credit Suisse Group AG	6/18/2012	(115,800,000)	(732,435)	(443,097)	289,338

IRO USD 3 Year Swaption 3.0	Deutsche Bank AG	6/18/2012	(72,500,000)	(788,856)	(277,414)	511,442

IRO USD 3 Year Swaption 3.0	JPMorgan Chase Bank N.A.	6/18/2012	(167,600,000)	(1,750,743)	(641,305)	1,109,438

IRO USD 5 Year Swaption 3.25	Citibank N.A.	7/16/2012	(99,100,000)	(2,450,082)	(1,380,988)	1,069,094

IRO USD 10 Year Swaption 4.25	Morgan Stanley	10/11/2011	(390,800,000)	(1,985,259)	(835,609)	1,149,650

IRO USD 10 Year Swaption 10.0	Morgan Stanley	7/10/2012	(40,200,000)	(242,205)	(575)	241,630

				$(17,464,963)	$(8,897,288)	$8,567,675

Exchange Traded Options Written - Puts

CME APUT EUR 99.375	Merrill Lynch & Co., Inc.	9/19/2011	(1,887)	$(1,175,285)	$(141,525)	$1,033,760

CME APUT EUR 99.0	Merrill Lynch & Co., Inc.	3/19/2012	(1,330)	(1,059,324)	(182,875)	876,449

U.S. Treasury Note 5 Year Futures	Citibank N.A.	7/22/2011	(882)	(159,845)	(186,047)	(26,202)

U.S. Treasury Note 10 Year Futures	Citibank N.A.	7/22/2011	(190)	(62,891)	(92,031)	(29,140)

				$(2,457,345)	$(602,478)	$1,854,867

Total				$(28,090,308)	$(20,065,777)	$8,024,531

The Portfolio transactions in options written during the period ended June 30, 2011 were as follows:

Call Options	Number of Contracts	Premium received

Options outstanding December 31, 2010	736,201,887	$6,557,029

Options written	793,801,209	3,633,970

Options bought back	(1,887)	(808,783)

Options expired	(438,600,000)	(1,214,216)

Options outstanding June 30, 2011	1,091,401,209	$8,168,000

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Options written - continued

Put Options	Number of Contracts	Premium received

Options outstanding December 31, 2010	1,882,301,887	$17,650,522

Options written	793,802,402	5,168,124

Options bought back	-	-

Options expired	(488,900,000)	(2,896,338)

Options outstanding June 30, 2011	2,187,204,289	$19,922,308

9. Swap Agreements

Open interest rate swap agreements at June 30, 2011 were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counter party	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Receive	IRS USD 3ML	3.500%	6/15/2021	Morgan Stanley	USD	7,800,000	$(159,316)	$11,232	$(170,548)

Receive	IRS USD 3ML	3.500%	6/15/2021	Deutsche Bank AG	USD	20,900,000	(426,885)	191,100	(617,985)

Receive	IRS USD 3ML	3.500%	6/15/2021	UBS AG	USD	28,000,000	(571,903)	375,622	(947,525)

Receive	IRS USD 3ML	3.500%	6/15/2021	JPMorgan Chase Bank N.A.	USD	36,800,000	(751,644)	(49,872)	(701,772)

Receive	IRS USD 3ML	3.500%	6/15/2021	Citibank N.A.	USD	90,300,000	(1,844,387)	(69,376)	(1,775,011)

Receive	IRS USD 3ML	4.250%	6/15/2041	Credit Suisse Group AG	USD	2,500,000	(79,040)	79,125	(158,165)

Receive	IRS USD 3ML	4.250%	6/15/2041	Barclays Bank plc	USD	7,000,000	(221,311)	157,500	(378,811)

Receive	IRS USD 3ML	4.250%	6/15/2041	Citibank N.A.	USD	12,700,000	(401,522)	460,060	(861,582)

Receive	IRS USD 3ML	4.250%	6/15/2041	Goldman Sachs & Co.	USD	15,800,000	(499,531)	440,080	(939,611)

Receive	IRS USD 3ML	4.250%	6/15/2041	Deutsche Bank AG	USD	19,800,000	(625,995)	(734,580)	108,585

Receive	IRS USD 3ML	4.250%	6/15/2041	JPMorgan Chase Bank N.A.	USD	24,200,000	(765,105)	(618,798)	(146,307)

Receive	IRS USD 3ML	4.250%	6/15/2041	BNP Paribas Bank	USD	63,300,000	(2,001,286)	1,691,040	(3,692,326)

Receive	IRS USD 3ML	4.250%	6/15/2041	UBS AG	USD	90,600,000	(2,864,401)	2,135,355	(4,999,756)

Receive	IRS USD 3ML	4.250%	6/15/2041	Morgan Stanley	USD	145,200,000	(4,590,629)	3,019,175	(7,609,804)

Receive	IRS USD 3ML	4.000%	12/21/2041	Deutsche Bank AG	USD	8,700,000	268,727	(34,800)	303,527

Receive	IRS USD 3ML	4.000%	12/21/2041	Morgan Stanley	USD	26,500,000	807,182	340,400	466,782

Receive	IRS USD 3ML	4.000%	12/21/2041	Citibank N.A.	USD	31,300,000	966,801	382,240	584,561

Pay	IRS EUR 6ME	3.500%	9/21/2021	Barclays Bank plc	EUR	39,400,000	(12,286)	512,035	(524,321)

Pay	IRS EUR 6ME	3.650%	9/21/2021	Citibank N.A.	EUR	11,000,000	198,666	13,581	185,085

Pay	IRS EUR 6ME	3.500%	9/21/2021	Deutsche Bank AG	EUR	17,100,000	(5,332)	205,430	(210,762)

Pay	IRS EUR 6ME	3.500%	9/21/2021	Goldman Sachs & Co.	EUR	64,900,000	(20,237)	(724,545)	704,308

Pay	IRS EUR 6ME	3.500%	9/21/2021	Morgan Stanley	EUR	28,000,000	(8,731)	(214,741)	206,010

Pay	IRS EUR 6ME	3.650%	9/21/2021	Morgan Stanley	EUR	28,800,000	520,145	141,911	378,234

Pay	IRS MXN TIIE	6.500%	3/5/2013	Morgan Stanley	MXN	37,200,000	25,845	(1,452)	27,297

Pay	IRS MXN TIIE	7.330%	1/28/2015	JPMorgan Chase Bank N.A.	MXN	97,200,000	352,018	(5,572)	357,590

Pay	IRS MXN TIIE	7.330%	1/28/2015	Citibank N.A.	MXN	215,600,000	780,813	100,718	680,095

Pay	ZCS BRL CDI	10.835%	1/2/2012	Goldman Sachs & Co.	BRL	27,600,000	229,257	26,466	202,791

Pay	ZCS BRL CDI	10.990%	1/2/2012	Goldman Sachs & Co.	BRL	42,300,000	326,396	69,702	256,694

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Swap Agreements - continued

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counter party	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Pay	ZCS BRL CDI	12.540%	1/2/2012	Merrill Lynch & Co., Inc.	BRL	80,800,000	$4,273,855	$(443,165)	$4,717,020

Pay	ZCS BRL CDI	12.540%	1/2/2012	Morgan Stanley	BRL	90,500,000	4,786,929	(503,219)	5,290,148

Pay	ZCS BRL CDI	11.630%	1/2/2012	Morgan Stanley	BRL	105,400,000	503,343	(42,617)	545,960

Pay	ZCS BRL CDI	10.115%	1/2/2012	Morgan Stanley	BRL	295,300,000	(11,278,498)	(7,355,900)	(3,922,598)

Pay	ZCS BRL CDI	11.980%	1/2/2013	Morgan Stanley	BRL	31,600,000	204,911	49,229	155,682

Pay	ZCS BRL CDI	12.170%	1/2/2013	JPMorgan Chase Bank N.A.	BRL	43,900,000	482,662	158,550	324,112

Pay	ZCS BRL CDI	11.890%	1/2/2013	Goldman Sachs & Co.	BRL	52,700,000	265,583	47,758	217,825

Pay	ZCS BRL CDI	11.930%	1/2/2013	Goldman Sachs & Co.	BRL	63,700,000	341,019	(91,373)	432,392

Pay	ZCS BRL CDI	12.070%	1/2/2013	JPMorgan Chase Bank N.A.	BRL	64,200,000	122,913	150,874	(27,961)

Pay	ZCS BRL CDI	12.590%	1/2/2013	Morgan Stanley	BRL	321,000,000	3,815,653	289,533	3,526,120

Pay	ZCS BRL CDI	12.510%	1/2/2014	Morgan Stanley	BRL	3,400,000	59,564	15,642	43,922

Pay	ZCS BRL CDI	11.990%	1/2/2014	Barclays Bank plc	BRL	19,400,000	26,759	86,039	(59,280)

Pay	ZCS BRL CDI	12.650%	1/2/2014	Goldman Sachs & Co.	BRL	23,900,000	509,844	192,551	317,293

Pay	ZCS BRL CDI	11.890%	1/2/2014	Morgan Stanley	BRL	38,000,000	(213,380)	(3,526)	(209,854)

Total							$(7,472,534)	$449,412	$(7,921,946)

Credit Default Swaps on Corporate and Sovereign Issuers - Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011 (b)	Notional Amount (c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

CNA Financial Corp. 5.850%, due 12/15/2014	(0.630%)	12/20/2014	Bank of America N.A.	1.092%	5,000,000	$78,321	$—	$78,321

Con-way, Inc. 7.250%, due 01/15/2018	(1.834%)	3/20/2018	Bank of America N.A.	2.281%	10,000,000	262,952	—	262,952

Health Care Property Investors, Inc. 5.950%, due 09/15/2011	(0.460%)	9/20/2011	JPMorgan Chase Bank N.A.	0.318%	3,600,000	(1,163)	—	(1,163)

Liberty Mutual Group, Inc. 5.750%, due 03/15/2014	(0.680%)	3/20/2014	Bank of America N.A.	1.388%	5,750,000	108,485	—	108,485

Limited Brands, Inc. 6.900%, due 07/15/2017	(3.113%)	9/20/2017	Morgan Stanley	2.493%	5,000,000	(169,698)	—	(169,698)

Pearson Dollar Finance plc 5.700%, due 06/01/2014	(0.760%)	6/20/2014	Morgan Stanley	0.443%	8,500,000	(79,623)	—	(79,623)

Pearson Dollar Finance plc 5.700%, due 06/01/2014	(0.830%)	6/20/2014	JPMorgan Chase Bank N.A.	0.443%	5,000,000	(57,188)	—	(57,188)

R.R. Donnelley & Sons Co. 4.950%, due 04/01/2014	(1.030%)	6/20/2014	Bank of America N.A.	2.101%	6,200,000	191,018	—	191,018

Rohm & Haas Holdings 6.000%, due 09/15/2017	(0.423%)	9/20/2017	Bank of America N.A.	0.459%	8,500,000	17,936	—	17,936

Total						$351,040	$—	$351,040

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Swap Agreements - continued

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

ArcelorMittal 6.125%, due 06/01/2018	1.000%	6/20/2016	Credit Suisse Group AG	2.236%	4,400,000	$(246,861)	$(221,992)	$(24,869)

Berkshire Hathaway Finance Corp. 4.625%, due 10/15/2013	1.000%	3/20/2015	Goldman Sachs & Co.	0.816%	3,100,000	20,800	(54,777)	75,577

Berkshire Hathaway Finance Corp. 4.625%, due 10/15/2013	1.000%	3/20/2016	Citibank N.A.	1.043%	900,000	(1,756)	(10,165)	8,409

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	6/20/2015	Citibank N.A.	0.938%	11,700,000	27,916	(327,293)	355,209

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	6/20/2015	Deutsche Bank AG	0.938%	6,100,000	14,554	(66,949)	81,503

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	6/20/2015	JPMorgan Chase Bank N.A.	0.938%	12,700,000	30,302	(139,386)	169,688

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	9/20/2015	Citibank N.A.	0.964%	1,200,000	1,765	(18,832)	20,597

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	9/20/2015	JPMorgan Chase Bank N.A.	0.964%	4,100,000	6,030	(41,229)	47,259

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	9/20/2015	UBS AG	0.964%	1,600,000	2,353	(15,139)	17,492

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	12/20/2015	Morgan Stanley	1.006%	37,100,000	(9,285)	(214,047)	204,762

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	3/20/2016	Deutsche Bank AG	1.043%	25,000,000	(48,862)	(146,458)	97,596

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	3/20/2016	Morgan Stanley	1.043%	25,000,000	(48,862)	(146,458)	97,596

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	6/20/2016	Citibank N.A.	1.077%	19,300,000	(70,459)	(65,160)	(5,299)

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	6/20/2016	Deutsche Bank AG	1.077%	11,000,000	(40,159)	(36,869)	(3,290)

China Government International Bond 4.750%, due 10/29/2013	1.000%	3/20/2015	Deutsche Bank AG	0.654%	15,000,000	189,434	85,576	103,858

China Government International Bond 4.750%, due 10/29/2013	1.000%	3/20/2016	Barclays Bank plc	0.783%	1,200,000	11,872	14,340	(2,468)

China Government International Bond 4.750%, due 10/29/2013	1.000%	3/20/2016	BNP Paribas Bank	0.783%	600,000	5,936	7,258	(1,322)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

China Government International Bond 4.750%, due 10/29/2013	1.000%	6/20/2016	Citibank N.A.	0.813%	13,400,000	$119,717	$141,012	$(21,295)

China Government International Bond 4.750%, due 10/29/2013	1.000%	6/20/2016	Deutsche Bank AG	0.813%	3,600,000	32,163	34,343	(2,180)

China Government International Bond 4.750%, due 10/29/2013	1.000%	6/20/2016	JPMorgan Chase Bank N.A.	0.813%	11,700,000	104,529	125,946	(21,417)

China Government International Bond 4.750%, due 10/29/2013	1.000%	9/20/2016	Deutsche Bank AG	0.840%	2,200,000	17,577	12,154	5,423

China Government International Bond 4.750%, due 10/29/2013	1.000%	9/20/2016	JPMorgan Chase Bank N.A.	0.840%	1,500,000	11,984	8,160	3,824

China Government International Bond 4.750%, due 10/29/2013	1.000%	9/20/2016	Morgan Stanley	0.840%	1,500,000	11,984	7,415	4,569

China Government International Bond 4.750%, due 10/29/2013	1.000%	9/20/2016	UBS AG	0.840%	700,000	5,592	3,634	1,958

Egypt Government International Bond 5.750%, due 04/29/2020	1.000%	3/20/2016	Deutsche Bank AG	3.053%	18,400,000	(1,614,013)	(1,946,383)	332,370

Egypt Government International Bond 5.750%, due 04/29/2020	1.000%	3/20/2016	JPMorgan Chase Bank N.A.	3.053%	3,600,000	(315,785)	(443,014)	127,229

General Electric Capital Corp 5.625%, due 09/15/2017	4.000%	12/20/2013	Citibank N.A.	0.789%	3,600,000	284,434	—	284,434

General Electric Capital Corp. 5.625%, due 09/15/2017	4.000%	12/20/2013	Citibank N.A.	0.789%	20,800,000	1,643,394	—	1,643,394

General Electric Capital Corp. 5.625%, due 09/15/2017	6.950%	3/20/2013	Citibank N.A.	0.606%	375,000	41,117	—	41,117

General Electric Capital Corp. 5.625%, due 9/15/2017	4.850%	12/20/2013	Citibank N.A.	0.789%	9,100,000	909,309	—	909,309

General Electric Capital Corp. 5.625%, due 09/15/2017	4.325%	12/20/2013	Citibank N.A.	0.789%	10,200,000	887,463	—	887,463

General Electric Capital Corp. 5.625%, due 09/15/2017	4.200%	12/20/2013	Citibank N.A.	0.789%	21,900,000	1,838,077	—	1,838,077

General Electric Capital Corp. 5.625%, due 09/15/2017	4.875%	12/20/2013	Citibank N.A.	0.789%	3,100,000	311,672	—	311,672

General Electric Capital Corp. 5.625%, due 09/15/2017	1.000%	12/20/2015	Morgan Stanley	1.207%	13,500,000	(119,723)	(264,491)	144,768

Government of France 4.250%, due 04/25/2019	0.250%	9/20/2015	UBS AG	0.656%	5,000,000	(83,581)	(132,503)	48,922

Government of France 4.250%, due 04/25/2019	0.250%	12/20/2015	Goldman Sachs & Co.	0.700%	3,700,000	(72,171)	(72,557)	386

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Government of France 4.250%, due 04/25/2019	0.250%	3/20/2016	Deutsche Bank AG	0.739%	7,200,000	$(160,265)	$(291,432)	$131,167

Government of France 4.250%, due 04/25/2019	0.250%	3/20/2016	Morgan Stanley	0.739%	1,600,000	(35,614)	(54,485)	18,871

Government of France 4.250%, due 04/25/2019	0.250%	3/20/2016	UBS AG	0.739%	2,500,000	(55,648)	(101,149)	45,501

Government of France 4.250%, due 04/25/2019	0.250%	6/20/2016	Goldman Sachs & Co.	0.774%	26,100,000	(652,441)	(681,657)	29,216

Government of South Korea 4.875%, due 09/22/2014	1.000%	6/20/2016	Deutsche Bank AG	0.973%	3,100,000	3,923	1,476	2,447

Government of South Korea 4.875%, due 09/22/2014	1.000%	6/20/2016	Deutsche Bank AG	0.973%	2,000,000	2,532	1,429	1,103

Japanese Government Bond 2.000%, due 03/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	0.792%	6,700,000	60,274	163,889	(103,615)

Japanese Government Bond 2.000%, due 03/21/2022	1.000%	3/20/2016	JPMorgan Chase Bank N.A.	0.832%	4,300,000	32,964	37,798	(4,834)

Limited Brands, Inc. 6.900%, due 07/15/2017	2.290%	9/20/2017	Bank of America N.A.	2.493%	10,000,000	111,465	—	111,465

Merrill Lynch & Co., Inc. 5.000%, due 01/15/2015	1.000%	9/20/2011	Citibank N.A.	0.422%	700,000	921	(1,243)	2,164

Merrill Lynch & Co., Inc. 5.000%, due 01/15/2015	1.000%	9/20/2011	JPMorgan Chase Bank N.A.	0.422%	2,700,000	3,553	(3,197)	6,750

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	3/20/2015	Citibank N.A.	0.885%	4,300,000	17,978	(98,727)	116,705

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	3/20/2015	Deutsche Bank AG	0.885%	6,400,000	26,757	(146,943)	173,700

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	9/20/2015	Citibank N.A.	0.943%	1,900,000	4,456	(28,651)	33,107

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	9/20/2015	UBS AG	0.943%	600,000	1,407	(8,488)	9,895

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	3/20/2016	Barclays Bank plc	1.012%	31,800,000	(17,891)	(244,359)	226,468

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	3/20/2016	Deutsche Bank AG	1.012%	20,600,000	(11,590)	(151,130)	139,540

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	6/20/2016	Citibank N.A.	1.042%	10,000,000	(20,027)	(21,564)	1,537

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	3/20/2021	Barclays Bank plc	1.401%	24,600,000	(806,994)	(1,177,460)	370,466

Republic of Indonesia 6.750%, due 03/10/2014	1.000%	9/20/2015	Citibank N.A.	1.144%	1,400,000	(8,241)	(31,728)	23,487

Republic of Indonesia 7.250%, due 04/20/2015	1.000%	6/20/2016	Barclays Bank plc	1.329%	5,000,000	(77,515)	(78,629)	1,114

Republic of Indonesia 7.250%, due 04/20/2015	1.000%	6/20/2016	Barclays Bank plc	1.329%	5,600,000	(86,816)	(89,360)	2,544

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Republic of Indonesia 6.750%, due 03/10/2014	1.000%	6/20/2016	Citibank N.A.	1.329%	4,200,000	$(65,113)	$(77,852)	$12,739

Republic of Indonesia 6.750%, due 03/10/2014	1.000%	6/20/2016	Citibank N.A.	1.329%	1,700,000	(26,355)	(32,306)	5,951

Republic of Indonesia 7.250%, due 04/20/2015	1.000%	6/20/2021	Citibank N.A.	1.820%	3,400,000	(225,720)	(243,711)	17,991

Republic of Indonesia 6.750%, due 03/10/2014	1.000%	6/20/2021	UBS AG	1.820%	1,700,000	(112,860)	(124,288)	11,428

Republic of Italy 6.875%, due 09/27/2023	1.000%	3/20/2016	Barclays Bank plc	1.661%	4,000,000	(116,352)	(155,679)	39,327

Republic of Italy 6.875%, due 09/27/2023	1.000%	3/20/2016	Barclays Bank plc	1.661%	8,300,000	(241,431)	(271,979)	30,548

Republic of Italy 6.875%, due 09/27/2023	1.000%	3/20/2016	Goldman Sachs & Co.	1.661%	1,300,000	(37,814)	(50,014)	12,200

Republic of Italy 6.875%, due 09/27/2023	1.000%	3/20/2016	Goldman Sachs & Co.	1.661%	20,600,000	(599,215)	(746,548)	147,333

Republic of Italy 6.875%, due 09/27/2023	1.000%	3/20/2016	Goldman Sachs & Co.	1.661%	24,500,000	(712,657)	(813,650)	100,993

Republic of Italy 6.875%, due 09/27/2023	1.000%	6/20/2016	Deutsche Bank AG	1.688%	7,900,000	(250,218)	(203,582)	(46,636)

Republic of Italy 6.875%, due 09/27/2023	1.000%	6/20/2016	Goldman Sachs & Co.	1.688%	3,000,000	(95,019)	(59,111)	(35,908)

Republic of Kazakhstan	1.000%	3/20/2016	Citibank N.A.	1.504%	1,200,000	(27,259)	(34,632)	7,373

Republic of Kazakhstan	1.000%	3/20/2016	Deutsche Bank AG	1.504%	1,200,000	(27,259)	(36,299)	9,040

Spanish Government Bond 5.500%, due 07/30/2017	1.000%	3/20/2016	Goldman Sachs & Co.	2.571%	26,400,000	(1,760,627)	(1,632,936)	(127,691)

Spanish Government Bond 5.500%, due 07/30/2017	1.000%	3/20/2016	Goldman Sachs & Co.	2.571%	2,800,000	(186,734)	(186,074)	(660)

Spanish Government Bond 5.500%, due 07/30/2017	1.000%	3/20/2016	Goldman Sachs & Co.	2.571%	15,300,000	(1,020,364)	(929,289)	(91,075)

Spanish Government Bond 5.500%, due 07/30/2017	1.000%	3/20/2016	Morgan Stanley	2.571%	8,200,000	(546,861)	(494,613)	(52,248)

Spanish Government Bond 5.500%, due 07/30/2017	1.000%	6/20/2016	Citibank N.A.	2.589%	10,500,000	(739,325)	(727,340)	(11,985)

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	3/20/2015	JPMorgan Chase Bank N.A.	0.451%	2,900,000	58,327	12,266	46,061

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	3/20/2015	JPMorgan Chase Bank N.A.	0.451%	1,500,000	30,169	7,052	23,117

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	6/20/2015	Goldman Sachs & Co.	0.478%	35,400,000	720,401	327,080	393,321

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	12/20/2015	Goldman Sachs & Co.	0.534%	2,400,000	48,670	55,666	(6,996)

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	3/20/2016	Credit Suisse Group AG	0.563%	2,500,000	49,929	48,244	1,685

U.S. Treasury Note 4.875%, due 8/15/2016	0.250%	9/20/2015	UBS AG	0.449%	31,800,000	(368,403)	(477,132)	108,729

United Kingdom Gilt 4.250% due 06/07/2032	1.000%	6/20/2016	UBS AG	0.590%	5,500,000	108,155	95,155	13,000

U.S. Treasury Note 4.875%, due 08/15/2016	0.250%	3/20/2016	BNP Paribas Bank	0.484%	21,500,000	(324,305)	(303,267)	(21,038)

Total						$(4,276,595)	$(13,984,313)	$9,707,718

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Swap Agreements - continued

Credit Default Swaps on Credit Indices - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2011 (b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

CDX.EM.12	5.000%	12/20/2014	Deutsche Bank AG	1.962%	4,400,000	$442,911	$439,300	$3,611

CDX.EM.13	5.000%	6/20/2015	Barclays Bank plc	1.983%	62,900,000	7,103,685	7,847,300	(743,615)

CDX.EM.13	5.000%	6/20/2015	Deutsche Bank AG	1.983%	40,900,000	4,619,089	5,209,850	(590,761)

CDX.EM.13	5.000%	6/20/2015	JPMorgan Chase Bank N.A.	1.983%	29,900,000	3,376,792	3,609,900	(233,108)

CDX.EM.13	5.000%	6/20/2015	Morgan Stanley	1.983%	11,300,000	1,276,179	1,326,150	(49,971)

CDX.EM.14	5.000%	12/20/2015	Barclays Bank plc	2.073%	20,600,000	2,504,893	2,770,700	(265,807)

CDX.EM.14	5.000%	12/20/2015	Citibank N.A.	2.073%	6,000,000	729,580	830,100	(100,520)

CDX.EM.14	5.000%	12/20/2015	Deutsche Bank AG	2.073%	13,700,000	1,665,875	1,704,150	(38,275)

CDX.EM.14	5.000%	12/20/2015	JPMorgan Chase Bank N.A.	2.073%	1,200,000	145,916	158,400	(12,484)

CDX.EM.14	5.000%	12/20/2015	Morgan Stanley	2.073%	5,000,000	607,984	650,000	(42,016)

CDX.EM.14	5.000%	12/20/2015	UBS AG	2.073%	2,200,000	267,513	304,700	(37,187)

CDX.EM.15	5.000%	6/20/2016	Barclays Bank plc	2.122%	6,900,000	903,807	928,200	(24,393)

CDX.EM.15	5.000%	6/20/2016	Deutsche Bank AG	2.122%	3,400,000	445,354	460,700	(15,346)

CDX.NA.HY.16	5.000%	6/20/2016	Barclays Bank plc	4.611%	68,400,000	1,108,149	1,881,000	(772,851)

CDX.NA.IG.9	0.553%	12/20/2017	JPMorgan Chase Bank N.A.	0.364%	1,928,998	21,710	—	21,710

CDX.NA.IG.10	0.463%	6/20/2013	Goldman Sachs & Co.	0.079%	6,172,793	46,858	—	46,858

CDX.NA.IG.16	1.000%	6/20/2016	BNP Paribas Bank	0.921%	298,600,000	1,114,498	991,754	122,744

CDX.NA.IG.16	1.000%	6/20/2016	Credit Suisse Group AG	0.921%	94,800,000	353,833	453,312	(99,479)

CDX.NA.IG.16	1.000%	6/20/2016	Deutsche Bank AG	0.921%	15,600,000	58,225	74,990	(16,765)

CDX.NA.IG.16	1.000%	6/20/2016	Morgan Stanley	0.921%	10,300,000	38,443	50,134	(11,691)

Total						$26,831,294	$29,690,640	$(2,859,346)

AUD—Australian Dollar

BRL—Brazilian Real

EUR—Euro

HY—High Yield

IG—Investment Grade

MXN—Mexican Peso

USD—United States Dollar

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of a country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.
The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

10. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

11. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

12. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$290,075,459	$447,577,455	$42,671,423	$91,728,216	$332,746,882	$539,305,671

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$473,921,418	$128,696,511	$66,979,472	$—	$669,579,401

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

13. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Pioneer Fund Portfolio returned 4.53% and 4.34%, respectively, compared to its benchmark, the Standard & Poor’s (S&P) 500 Index1, which returned 6.02%.

Market Environment/Conditions

U.S. economic news in the first quarter signaled that the domestic economy continues to expand slowly (the so-called square root recovery continues), with unemployment continuing to trend down and corporate profits continuing to grind higher, but international news dominated the headlines for much of the quarter. U.S. economic news in the second quarter was interpreted by many investors as signaling increased risk of a double-dip recession. Concerns about Greek and U.S. sovereign debt also weighed on investors, although incremental progress on the Greek debt issue helped trigger a quarter-end rally that produced a near-breakeven quarter and preserved first-half gains.

Recent economic numbers have raised concerns among investors that a slowdown in the U.S. economy may be in the offing. It has been very disappointing to be this far along in an economic recovery and not to have made very much progress on the employment front. In addition, anxieties persist over European sovereign debt and the lack of headway politicians here in the United States have made on the federal budget deficit.

In the first six months of 2011, the S&P 500 Index returned 6.01%. Health Care (+14%) and Energy (+11%) were the S&P 500’s strongest sectors; Financials (-3%) and Information Technology (+3%) were the index's weakest sectors.

Portfolio Review/Current Positioning

Stock selection in the Consumer Discretionary, Health Care, and Information Technology sectors pulled first-half performance down relative to the S&P 500 Index, while return comparisons benefited most from good stock selection in Consumer Staples and Industrials.

While our discipline of generally keeping sector weights within five percentage points of the corresponding index sector weights limits the impact of sector weighting decisions, underweighting Financials and Information Technology and overweighting the Consumer sectors helped relative performance in the first half of 2011.

Returns in the Consumer Discretionary sector were held back by our overweight to automakers and security selection among retailers, as Target, Lowe’s, and Staples each posted a negative return for the first half of 2011. Each of the three retailers is suffering from a mix of company-specific issues and general economic conditions; we are more focused on the company-specific issues than on general conditions in evaluating our ongoing investment posture. Health Care return comparisons were held back primarily by our greater emphasis on equipment and supplies companies than on health insurers and pharmaceutical makers. In Information Technology, the primary culprits were Blackberry maker Research In Motion, which is facing challenges from innovative competitors, and cellphone maker Nokia, which was left behind in the “smartphone” race and is trying to salvage its business by partnering with Microsoft.

Returns benefited most from good stock selection in the Consumer Staples sector, as Hershey Co. and Estee Lauder Cos., Inc. each gained over 20%. In each case, a strong management team and clear business strategy are bearing fruit and investors are responding positively. In addition, the Portfolio’s holdings outperformed the corresponding index holdings in each of the sector’s industry groups.

During the first half of 2011 there was a larger number of new and eliminated positions than is typical but, because we typically scale into and out of positions, these changes did not dramatically alter the overall composition or positioning of the Portfolio. We have continued to focus on making long-term investments in high quality, well-managed companies with attractive prospects and valuations.

As of June 30, 2011, the Portfolio continued to have modestly above-market exposure to the cyclically-sensitive Industrials and Materials sectors (emphasizing machinery suppliers and railroads) while having below-market exposure to Information Technology (largely because we have no exposure to Apple or Google), and Financials (we are overweight in asset managers but underweight in money center banks, life insurers, and REITs).

John A. Carey

Walter Hunnewell, Jr.

Portfolio Managers

Pioneer Investment Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges

1

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary* (continued)

applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Chevron Corp.	3.1
Norfolk Southern Corp.	3.0
Rio Tinto plc (ADR)	2.4
Johnson Controls, Inc.	2.2
Reed Elsevier N.V. (ADR)	2.2
Chubb Corp. (The)	2.1
PACCAR, Inc.	2.0
Apache Corp.	1.9
Becton, Dickinson & Co.	1.9
Walgreen Co.	1.7

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	20.2
Cyclical	13.6
Industrials	13.4
Financials	13.1
Energy	12.3
Technology	11.1
Communications	7.4
Basic Materials	6.6
Utilities	1.2
Cash & Equivalents	1.1

2

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Pioneer Fund Portfolio managed by

Pioneer Investment Management, Inc. vs. S&P 500 Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
Pioneer Fund Portfolio—Class A	4.53%	31.60%	3.34%	0.10%	—
Class B	4.34%	31.27%	—	—	23.71%
S&P 500 Index	6.02%	30.69%	2.94%	2.72%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 02/04/1994. Inception of Class B shares is 04/28/2009.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.66%	$1,000.00	$1,045.30	$3.35
Hypothetical*	0.66%	1,000.00	1,021.52	3.31

Class B(a)
Actual	0.91%	$1,000.00	$1,043.40	$4.61
Hypothetical*	0.91%	1,000.00	1,020.28	4.56

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
General Dynamics Corp.	119,350	$8,893,962
Lockheed Martin Corp.	58,437	4,731,644
United Technologies Corp.	115,836	10,252,644

		23,878,250

Auto Components—3.1%
BorgWarner, Inc.* (a)	92,085	7,439,547
Johnson Controls, Inc.	484,558	20,186,687

		27,626,234

Automobiles—1.3%
Ford Motor Co.* (a)	651,520	8,984,461
General Motors Co.* (a)	84,945	2,578,930

		11,563,391

Biotechnology—0.6%
Amgen, Inc.*	91,331	5,329,164

Capital Markets—5.4%
Bank of New York Mellon Corp.	266,198	6,819,993
Franklin Resources, Inc. (a)	85,003	11,160,044
Morgan Stanley	203,448	4,681,339
Northern Trust Corp.	139,342	6,404,158
State Street Corp.	195,852	8,830,967
T. Rowe Price Group, Inc. (a)	181,460	10,949,296

		48,845,797

Chemicals—2.5%
Airgas, Inc. (a)	102,101	7,151,154
E. I. du Pont de Nemours & Co.	136,056	7,353,827
Ecolab, Inc. (a)	98,691	5,564,198
Mosaic Co. (The)	35,900	2,431,507

		22,500,686

Commercial Banks—2.5%
Comerica, Inc. (a)	119,659	4,136,612
KeyCorp	378,815	3,155,529
PNC Financial Services Group, Inc.	86,367	5,148,337
U.S. Bancorp	235,853	6,016,610
Wells Fargo & Co.	160,943	4,516,060

		22,973,148

Communications Equipment—1.7%
Cisco Systems, Inc.	259,010	4,043,146
Juniper Networks, Inc.*	29,600	932,400
Motorola Solutions, Inc.*	44,775	2,061,441
Nokia Oyj (ADR) (a)	493,563	3,168,674

Security Description	Shares	Value

Communications Equipment—(Continued)
QUALCOMM, Inc.	61,343	$3,483,669
Research In Motion, Ltd.*	48,962	1,412,554

		15,101,884

Computers & Peripherals—1.7%
Hewlett-Packard Co.	337,575	12,287,730
NetApp, Inc.*	57,200	3,019,016

		15,306,746

Consumer Finance—0.7%
American Express Co.	82,976	4,289,859
Discover Financial Services	75,100	2,008,925

		6,298,784

Diversified Financial Services—1.9%
Bank of America Corp.	483,861	5,303,117
CME Group, Inc.—Class A	13,083	3,814,872
IntercontinentalExchange, Inc.*	14,700	1,833,237
JPMorgan Chase & Co.	158,429	6,486,083

		17,437,309

Diversified Telecommunication Services—1.5%
AT&T, Inc.	287,000	9,014,670
Verizon Communications, Inc.	126,381	4,705,165

		13,719,835

Electric Utilities—0.8%
PPL Corp.	75,458	2,099,996
Southern Co.	125,218	5,056,303

		7,156,299

Electrical Equipment—1.5%
Emerson Electric Co.	138,327	7,780,894
Rockwell Automation, Inc. (a)	70,515	6,117,881

		13,898,775

Energy Equipment & Services—2.4%
Cameron International Corp.*	42,100	2,117,209
Ensco plc (ADR)	99,055	5,279,631
Helmerich & Payne, Inc.	45,132	2,984,128
McDermott International, Inc.*	137,813	2,730,076
Schlumberger, Ltd.	103,696	8,959,334

		22,070,378

Food & Staples Retailing—3.0%
Sysco Corp. (a)	218,974	6,827,609
Wal-Mart Stores, Inc.	94,037	4,997,126

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Walgreen Co.	361,727	$15,358,929

		27,183,664

Food Products—4.2%
General Mills, Inc.	211,909	7,887,253
H.J. Heinz Co. (a)	190,579	10,154,049
Hershey Co. (The)	241,115	13,707,388
Kraft Foods, Inc.—Class A	164,793	5,805,657

		37,554,347

Health Care Equipment & Supplies—7.2%
Baxter International, Inc.	113,019	6,746,104
Becton, Dickinson & Co.	195,434	16,840,548
C.R. Bard, Inc. (a)	119,022	13,075,757
Covidien plc	68,165	3,628,423
Medtronic, Inc.	102,819	3,961,616
Smith & Nephew plc	18,527	197,965
Smith & Nephew plc (ADR)	110,945	6,008,781
St. Jude Medical, Inc.	192,705	9,188,175
Stryker Corp. (a)	97,377	5,715,056

		65,362,425

Health Care Providers & Services—0.9%
Cardinal Health, Inc.	69,827	3,171,542
Medco Health Solutions, Inc.*	47,700	2,696,004
UnitedHealth Group, Inc.	51,588	2,660,909

		8,528,455

Hotels, Restaurants & Leisure—0.2%
Yum! Brands, Inc.	35,300	1,949,972

Household Products—1.9%
Clorox Co. (The) (a)	38,204	2,576,478
Colgate-Palmolive Co.	161,233	14,093,376

		16,669,854

Industrial Conglomerates—1.5%
3M Co.	80,200	7,606,970
General Electric Co.	297,490	5,610,661

		13,217,631

Insurance—2.6%
Chubb Corp. (The) (a)	296,217	18,546,147
Travelers Cos., Inc. (The)	79,895	4,664,270

		23,210,417

Security Description	Shares	Value

Internet Software & Services—0.4%
eBay, Inc.*	97,400	$3,143,098

IT Services—2.5%
Automatic Data Processing, Inc.	145,033	7,640,338
DST Systems, Inc.	72,787	3,843,154
Fiserv, Inc.*	68,385	4,282,953
International Business Machines Corp.	39,235	6,730,764

		22,497,209

Machinery—4.7%
Caterpillar, Inc.	75,854	8,075,417
Deere & Co.	114,109	9,408,287
Illinois Tool Works, Inc.	53,994	3,050,121
PACCAR, Inc.	357,241	18,251,442
Parker Hannifin Corp.	40,147	3,602,792

		42,388,059

Media—3.7%
John Wiley & Sons, Inc.—Class A (a)	10,948	569,405
McGraw-Hill Cos., Inc. (The)	254,443	10,663,706
Reed Elsevier N.V. (ADR)	745,686	20,103,695
Scripps Networks Interactive—Class A	37,732	1,844,340

		33,181,146

Metals & Mining—4.1%
Alcoa, Inc. (a)	398,277	6,316,673
Freeport-McMoRan Copper & Gold, Inc.	161,109	8,522,666
Rio Tinto plc	9,872	712,298
Rio Tinto plc (ADR)	298,283	21,571,827

		37,123,464

Multi-Utilities—0.4%
Public Service Enterprise Group, Inc.	121,475	3,964,944

Multiline Retail—2.5%
Kohl’s Corp.	51,289	2,564,963
Nordstrom, Inc. (a)	149,326	7,009,362
Target Corp.	284,626	13,351,806

		22,926,131

Office Electronics—1.2%
Canon, Inc. (ADR)	232,931	11,085,186

Oil, Gas & Consumable Fuels—10.2%
Apache Corp.	138,555	17,096,301
Chevron Corp.	275,849	28,368,311
ConocoPhillips Co.	146,858	11,042,253

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
CONSOL Energy, Inc.	52,911	$2,565,125
Devon Energy Corp.	62,299	4,909,784
Exxon Mobil Corp.	124,920	10,165,990
Hess Corp.	103,667	7,750,145
Marathon Oil Corp.	188,223	9,915,588

		91,813,497

Personal Products—0.8%
Estee Lauder Cos., Inc. (The)—Class A	70,593	7,425,678

Pharmaceuticals—4.0%
Abbott Laboratories	198,577	10,449,122
Eli Lilly & Co.	105,185	3,947,593
Hospira, Inc.*	39,800	2,255,068
Merck & Co., Inc.	100,973	3,563,337
Pfizer, Inc.	351,050	7,231,630
Teva Pharmaceutical Industries, Ltd. (ADR)	171,659	8,277,397

		35,724,147

Road & Rail—4.8%
Canadian National Railway Co.	154,649	12,356,455
CSX Corp.	150,090	3,935,360
Norfolk Southern Corp.	362,046	27,128,107

		43,419,922

Semiconductors & Semiconductor Equipment—4.4%
Altera Corp. (a)	97,043	4,497,943
Analog Devices, Inc.	222,303	8,700,939
Applied Materials, Inc.	377,403	4,910,013
ASML Holding N.V.	119,655	4,422,449
Intel Corp.	333,192	7,383,535
Texas Instruments, Inc.	299,604	9,835,999

		39,750,878

Software—1.6%
Adobe Systems, Inc.*	153,597	4,830,626
Microsoft Corp.	159,126	4,137,276
Oracle Corp.	56,423	1,856,881
Symantec Corp.*	174,300	3,437,196

		14,261,979

Specialty Retail—1.0%
Lowe’s Cos., Inc.	290,027	6,760,529
Staples, Inc.	140,872	2,225,778

		8,986,307

Security Description	Shares/Par Amount	Value

Textiles, Apparel & Luxury Goods—1.2%
Coach, Inc.	173,268	$11,077,023

Total Common Stocks (Cost $680,902,089)		896,152,113

Short-Term Investments—8.3%

Mutual Funds—7.2%
State Street Navigator Securities Lending Prime Portfolio (b)	65,046,356	65,046,356

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $9,699,003 on 07/01/11 collateralized by $9,870,000 Freddie Mac at 2.550% due 09/08/17 with a value of $9,894,675	$9,699,000	9,699,000

Total Short-Term Investments (Cost $74,745,356)		74,745,356

Total Investments—107.5% (Cost $755,647,445#)		970,897,469
Other Assets and Liabilities (net)—(7.5)%		(67,627,005)

Net Assets—100.0%		$903,270,464

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $755,647,445. The aggregate unrealized appreciation and depreciation of investments were $229,107,859 and $(13,857,835), respectively, resulting in net unrealized appreciation of $215,250,024 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $67,910,182 and the collateral received consisted of cash in the amount of $65,046,356 and non-cash collateral with a value of $3,665,310. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$23,878,250	$—	$—	$23,878,250
Auto Components	27,626,234	—	—	27,626,234
Automobiles	11,563,391	—	—	11,563,391
Biotechnology	5,329,164	—	—	5,329,164
Capital Markets	48,845,797	—	—	48,845,797
Chemicals	22,500,686	—	—	22,500,686
Commercial Banks	22,973,148	—	—	22,973,148
Communications Equipment	15,101,884	—	—	15,101,884
Computers & Peripherals	15,306,746	—	—	15,306,746
Consumer Finance	6,298,784	—	—	6,298,784
Diversified Financial Services	17,437,309	—	—	17,437,309
Diversified Telecommunication Services	13,719,835	—	—	13,719,835
Electric Utilities	7,156,299	—	—	7,156,299
Electrical Equipment	13,898,775	—	—	13,898,775
Energy Equipment & Services	22,070,378	—	—	22,070,378
Food & Staples Retailing	27,183,664	—	—	27,183,664
Food Products	37,554,347	—	—	37,554,347
Health Care Equipment & Supplies	65,164,460	197,965	—	65,362,425
Health Care Providers & Services	8,528,455	—	—	8,528,455
Hotels, Restaurants & Leisure	1,949,972	—	—	1,949,972
Household Products	16,669,854	—	—	16,669,854
Industrial Conglomerates	13,217,631	—	—	13,217,631
Insurance	23,210,417	—	—	23,210,417
Internet Software & Services	3,143,098	—	—	3,143,098
IT Services	22,497,209	—	—	22,497,209
Machinery	42,388,059	—	—	42,388,059
Media	33,181,146	—	—	33,181,146
Metals & Mining	36,411,166	712,298	—	37,123,464
Multi-Utilities	3,964,944	—	—	3,964,944
Multiline Retail	22,926,131	—	—	22,926,131
Office Electronics	11,085,186	—	—	11,085,186
Oil, Gas & Consumable Fuels	91,813,497	—	—	91,813,497

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Personal Products	$7,425,678	$—	$—	$7,425,678
Pharmaceuticals	35,724,147	—	—	35,724,147
Road & Rail	43,419,922	—	—	43,419,922
Semiconductors & Semiconductor Equipment	39,750,878	—	—	39,750,878
Software	14,261,979	—	—	14,261,979
Specialty Retail	8,986,307	—	—	8,986,307
Textiles, Apparel & Luxury Goods	11,077,023	—	—	11,077,023
Total Common Stocks	895,241,850	910,263	—	896,152,113
Short-Term Investments
Mutual Funds	65,046,356	—	—	65,046,356
Repurchase Agreement	—	9,699,000	—	9,699,000
Total Short-Term Investments	65,046,356	9,699,000	—	74,745,356
Total Investments	$960,288,206	$10,609,263	$—	$970,897,469

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$961,198,469
Repurchase Agreement	9,699,000
Cash	776
Receivable for shares sold	384,211
Dividends receivable	1,115,331

Total assets	972,397,787

Liabilities
Payables for:
Investments purchased	3,204,992
Shares redeemed	384,216
Collateral for securities loaned	65,046,356
Accrued Expenses:
Management fees	450,243
Distribution and service fees - Class B	14,189
Administration fees	1,527
Custodian and accounting fees	2,295
Deferred trustees’ fees	23,230
Other expenses	275

Total liabilities	69,127,323

Net Assets	$903,270,464

Net Assets Represented by
Paid in surplus	$790,014,789
Accumulated net realized loss	(108,990,032)
Unrealized appreciation on investments and foreign currency transactions	215,250,654
Undistributed net investment income	6,995,053

Net Assets	$903,270,464

Net Assets
Class A	$832,597,598
Class B	70,672,866
Capital Shares Outstanding*
Class A	56,950,137
Class B	4,873,149
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.62
Class B	14.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $745,948,445.
(b)	Includes securities loaned at value of $67,910,182.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$10,365,395
Interest (b)	60,554

Total investment income	10,425,949

Expenses
Management fees	3,063,669
Administration fees	25,398
Custodian and accounting fees	37,035
Distribution and service fees - Class B	59,647
Audit and tax services	15,986
Legal	20,801
Trustees’ fees and expenses	15,788
Shareholder reporting	29,938
Insurance	6,616
Miscellaneous	5,249

Total expenses	3,280,127
Less management fee waiver	(62,737)
Less broker commission recapture	(12,410)

Net expenses	3,204,980

Net investment income	7,220,969

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain on:
Investments	53,230,190
Futures contracts	1,094,098
Foreign currency transactions	143

Net realized gain on investments, futures contracts and foreign currency transactions	54,324,431

Net change in unrealized appreciation (depreciation) on:
Investments	(14,474,673)
Foreign currency transactions	776

Net change in unrealized depreciation on investments and foreign currency transactions	(14,473,897)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	39,850,534

Net Increase in Net Assets from Operations	$47,071,503

(a)	Net of foreign withholding taxes of $201,438.
(b)	Includes net income on securities loaned of $60,061.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$7,220,969	$11,795,944
Net realized gain on investments, futures contracts and foreign currency transactions	54,324,431	24,875,544
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,473,897)	93,003,117

Net increase in net assets resulting from operations	47,071,503	129,674,605

Distributions to Shareholders
From net investment income
Class A	(11,591,733)	(6,734,685)
Class B	(420,398)	(179,031)

Net increase (decrease) in net assets resulting from distributions	(12,012,131)	(6,913,716)

Net increase (decrease) in net assets from capital share transactions	(102,338,083)	108,500,735

Net Increase in Net Assets	(67,287,711)	231,261,624
Net assets at beginning of period	970,549,175	739,287,551

Net assets at end of period	$903,270,464	$970,549,175

Undistributed net investment income at end of period	$6,995,053	$11,786,215

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	22,708,382	$338,422,537	13,036,045	$166,362,086
Reinvestments	790,705	11,591,733	509,817	6,734,685
Redemptions	(32,818,254)	(490,207,079)	(5,658,826)	(70,900,155)

Net increase (decrease)	(9,319,167)	$(140,192,809)	7,887,036	$102,196,616

Class B
Sales	863,720	$12,522,607	1,037,732	$13,069,623
Fund subscription in kind	2,010,685	29,959,203	—	—
Reinvestments	28,893	420,398	13,636	179,031
Redemptions	(350,489)	(5,047,482)	(559,073)	(6,944,535)

Net increase	2,552,809	$37,854,726	492,295	$6,304,119

Increase (decrease) derived from capital shares transactions		$(102,338,083)		$108,500,735

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.15		$12.28	$10.13	$15.23	$14.63	$12.75

Income (Loss) from Investment Operations
Net Investment Income(a)	0.11		0.18	0.18	0.21	0.15	0.13
Net Realized and Unrealized Gain (loss) on Investments	0.53		1.80	2.17	(5.17)	0.58	1.89

Total From Investment Operations	0.64		1.98	2.35	(4.96)	0.73	2.02

Less Distributions
Distributions from Net Investment Income	(0.17)		(0.11)	(0.20)	(0.14)	(0.13)	(0.14)

Total Distributions	(0.17)		(0.11)	(0.20)	(0.14)	(0.13)	(0.14)

Net Asset Value, End of Period	$14.62		$14.15	$12.28	$10.13	$15.23	$14.63

Total Return (%)	4.53		16.22	23.89	(32.84)	5.01	15.92

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.67	*	0.69	0.74	1.04	0.99	1.22
Ratio of Net Expenses to Average Net Assets (%)(c)	0.66	*	0.67	0.72	0.96	0.97	1.09
Ratio of Net Investment Income to Average Net Assets (%)	1.51	*	1.46	1.63	1.61	0.95	0.98
Portfolio Turnover Rate (%)	5.7		10.2	41.2	14.3	18.2	28.5
Net Assets, End of Period (in millions)	$832.6		$938.0	$717.0	$39.9	$46.1	$43.7

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009(b)
Net Asset Value, Beginning of Period	$14.04		$12.20	$9.29

Income (Loss) from Investment Operations
Net Investment Income(a)	0.10		0.15	0.10
Net Realized and Unrealized Gain on Investments	0.51		1.79	2.81

Total from Investment Operations	0.61		1.94	2.91

Less Distributions
Distributions from Net Investment Income	(0.15)		(0.10)	—

Total Distributions	(0.15)		(0.10)	—

Net Asset Value, End of Period	$14.50		$14.04	$12.20

Total Return (%)	4.34		15.93	31.32

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.92	*	0.94	0.99	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.91	*	0.92	0.97	*
Ratio of Net Investment Income to Average Net Assets (%)	1.35	*	1.20	1.34	*
Portfolio Turnover Rate (%)	5.7		10.2	41.2
Net Assets, End of Period (in millions)	$70.7		$32.6	$22.3

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2009.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$3,063,669	0.70%	First $200 Million

	0.65%	$200 Million to $500 Million

	0.60%	$500 Million to $2 Billion

	0.55%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.675% of the first $200 million of the Portfolio’s average daily net assets, plus 0.625% of the Portfolio’s average daily net assets in excess of $200 million up to $500 million, plus 0.600% of the Portfolio’s average daily net assets in excess of $500 million up to $1 billion, plus 0.575% of the Portfolio’s average daily net assets in excess of $1 billion up to $2 billion, plus 0.550% of the Portfolio’s average daily net assets in excess of $2 billion. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$54,234,165	$—	$149,985,346

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio had bought and sold $99,545,036 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $1,094,098 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$6,913,716	$956,248	$—	$—	$6,913,716	$956,248

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Income Tax Information - continued

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$12,016,885	$—	$224,718,292	$(158,519,483)	$78,215,694

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2011	Expiring 12/31/2015		Expiring 12/31/2016		Expiring 12/31/2017	Total

$1,284,282*	$69,897,144	**	$43,082,756	**	$44,255,301	$158,519,483

*	On May 1, 2006, the Pioneer Fund, a series of The Travelers Series Trust, was reorganized into the Portfolio. The Portfolio acquired capital losses which are subject to an annual limitation of $1,630,787.
**	The Portfolio acquired capital losses in the merger with Capital Guardian on May 1, 2009.

The utilization of the capital loss carryforward acquired as a part of a merger may be limited under Section 382 of the Code.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and E shares of the Pioneer Strategic Income Portfolio returned 3.44% and 3.36%, respectively, compared to its benchmark, the Barclays Capital U.S. Universal Index1, which returned 2.91%.

Market Environment/Conditions

The first half of 2011 began strongly, led by better than expected economic data in the U.S. and emerging markets, but gradually gave way to increasing concerns about U.S. economic growth, as well as the debt crisis in Greece and a slowing global economy. U.S. employment, manufacturing and consumer confidence reports were particularly promising at the beginning of the year, but weakened amid the impact of Japan supply chain interruptions and higher oil prices, and concerns about rising inflation and tightening policies in emerging markets. Waning confidence in the U.S. economy and fears about contagion effects from a potential debt default by Greece in the second quarter spurred a sharp sell-off in risk markets. This decline quickly reversed at the end of June, as the European Central Bank (“ECB”), the International Monetary Fund and Greece appeared to successfully stave off imminent default.

10 year Treasury yields fell 0.14% to 3.16% for the period, as investors flocked to the safe haven of U.S. Treasuries in the second quarter, driving down real yields but also inflation expectations. Intermediate maturities of the yield curve led the rally in Treasuries, reflecting expectations for diminished growth and an extended period of record low rates by the Federal Reserve. Agency Mortgage-Backed Securities (“MBS”) outperformed Treasuries with 0.93% excess returns (the return compared to like-duration Treasuries) and 2.87% absolute returns, reflecting favorable supply/demand technicals: supply was limited by the low mortgage originations, while demand from banks and Real Estate Investment Trusts (“REITs”) picked up. Commercial MBS (“CMBS”) posted strong performance, resulting in 1.3 excess and 3.71% absolute returns, based on expectations for an improving commercial real estate market. Non-Agency Sub-prime MBS, as measured by Floating Rate Home Equity Loans, fell -0.63%, reflecting the negative impact of the U.S. Treasury’s sale of its estimated $30 billion market value Maiden Lane sub-prime portfolio. (Having sold $10 billion, the Treasury announced on June 30 its intention to halt further immediate sales). Investment Grade Corporates delivered 0.72% excess and 3.16% absolute returns, led by Financials, which posted 0.96% excess and 3.32% absolute returns. High Yield returned 4.93%, for a 2.67% excess return and High Yield Convertibles rose 4.65%, in sympathy with equity markets: the S&P 500 rose 6.02%. Bank Loans, which are floating rate instruments, returned 2.55%, as expectations for a rise in interest rates have moved out to well into 2012. Municipals enjoyed a strong comeback primarily in the second quarter, as default predictions from a well-known analyst failed to materialize and states and municipalities began taking positive steps to balance their budgets, including cutting costs and challenging union contracts. Municipals returned 4.42%, and High Yield Municipals rose 4.98%, reflecting lower yields relative to Treasuries as well as the Treasury rally. Emerging Market Corporates returned 4.79% on a U.S. Dollar (USD) basis. Despite rallying towards the end of the second quarter, the U.S. Dollar fell against all major currencies for the period, driven by interest rate and monetary policy differences. The Federal Reserve has signaled its intention to keep rates low, while the ECB has focused on raising rates to contain inflation. The Euro rose 8.35% vs. the Dollar, while the Japanese Yen rose 0.70%.

Portfolio Review/Current Positioning

The primary contributors to performance were asset allocation, which added approximately 1.17% to performance and non-dollar currency exposures, which added 0.31%. With respect to asset allocation, the approximate 35% overweight to Corporates added almost 0.87%, including approximately 0.71% from the lower relative quality within Corporates. Within Corporates, Industrials added approximately 0.57% basis points (“bps”) and Financials added 0.22% bps. The offsetting 33% underweight to Treasuries and Government Agencies contributed a net 0.17% bps. The 5% allocation to tax-exempt Municipals added 0.12% to performance. Although the Sub-prime Non-Agency MBS market faltered, the Non-Agency MBS allocation of the Portfolio performed well, reflecting its significant exposure to Prime and Alt-A Non-Agency MBS as well as the higher quality of its Subprime holdings. The Non-Agency MBS and Asset-Backed Securities (“ABS”) allocations contributed added .03% and .06%, respectively. The 24% underweight to Agency MBS reduced performance by -0.06%. Non-Dollar Currency helped performance, particularly the Euro, Norwegian Krone and Brazilian Real positions. Security selection also helped performance, adding 0.13%. Corporate Industrials issues added .25%, which was partly offset by underperformance among Financials issues (-0.04%) and Utilities issues (-.02%). Commercial Mortgage Backed Security (“CMBS”) issues added +.02%, but ABS issues held within the Portfolio underperformed ABS within the Index, which consist primarily of Credit Cards and Auto Loans, by -0.06%, and Government-Related issues reduced performance by -0.02%.

The primary detractors to performance were Duration and Yield Curve positioning, which reduced performance by -0.96%. The average 1.5 year short Duration position hurt performance by -0.75%, as Treasuries rallied in the second quarter. The Yield Curve flattener hurt performance by -0.20%, due to the average 3% overweight to cash as well as the underweight to the five year part of the curve, which rallied strongly in the second quarter.

The principal change we made in the Portfolio during the period was to build a 5% position in tax-exempt Municipals, following a sharp sell-off in that market in late 2010 and early 2011. We believed the market presented attractive investment opportunities for investors, particularly among tax-exempt obligations backed by corporations. We purchased several issues of primarily AAA-rated higher education institutions, including MIT, Harvard and Columbia. In addition, we purchased corporate-backed municipal issues, backed by corporations such as Marathon Oil, Celanese and American and Continental Airlines.

1

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary* (continued)

At period end, we continued to favor Corporate Credit markets over developed sovereign markets, in light of the low interest rate environment and the threat of increasing interest rates over time. With the recent rally in U.S. Treasuries and widening of both Investment Grade and High Yield Corporate spreads, Corporates have become even more attractive on a relative basis. Corporations have enjoyed record profit margins, relative to this point of an economic recovery, and strong balance sheets. Developed Market Sovereigns, on the other hand, offer low yields in the face of high debt Gross Domestic Product (“GDP”) levels and sub-par economic growth. At period end, we also found Agency MBS relatively unattractive in light of modest spreads relative to Corporates, while risk factors remain elevated. We held a significant overweight to High Yield issues, including Emerging Market Corporates. High Yield continued to benefit from a record new issue market, improving fundamentals and lower than average default rates. We have upgraded the quality of our high yield exposure, however, increasing our investment in (floating-rate) bank loans, which are typically senior, secured positions within the high yield capital structure; as floating rate instruments, they also offer a hedge against rising interest rates. We have added Investment Grade Municipals to the Portfolio during the period; the ratio of 30 year AAA Municipal yields to 30 year U.S. Treasury yields remains higher than long term averages. We have also added Convertibles, given the recent sell-off in equity markets. We had low exposure to European Sovereigns and Corporates (and no exposure to Greece or Portugal or to Italian or Spanish sovereign debt). We believe that the risk-return tradeoff of the (very steep) yield curve favors positions that benefit from static or flatter yield curves and have positioned our Portfolio accordingly. Relative to historic levels, we continued to have an underweight to Non-Dollar currencies. The Euro has not yet reclaimed its role as a credit risk diversifier, and continued to have high correlation with risky assets. We favored currencies, including emerging market currencies, of countries with strong balance sheets.

Ken Taubes,

Portfolio Manager,

Executive Vice President

Pioneer Investment Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
U.S. Treasury Bond	2.5
Canada Housing Trust	1.4
Countrywide Alternative Loan Trust	1.1
International Bank for Reconstruction & Development (The)	1.1
Wells Fargo Mortgage Backed Securities Trust	1.0
Banc of America Alternative Loan Trust	0.9
U.S. Treasury Note	0.8
Residential Accredit Loans, Inc.	0.7
Ginnie Mae I 30 Yr. Pool	0.7
France Government Bond OAT	0.7

Top Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	40.3
Mortgage-Backed Securities	13.5
Loan Participation	12.3
Foreign Bonds & Debt Securities	9.2
U.S. Treasury & Government Agencies	7.1
Municipals	5.8
Asset-Backed Securities	4.8
Convertible Bonds	3.7
Cash & Equivalents	1.3
Preferred Stock	1.1

2

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Pioneer Strategic Income Portfolio managed by

Pioneer Investment Management, Inc. vs. Barclays Capital U.S. Universal Index1

		Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
Pioneer Strategic Income Portfolio—Class A	3.44%	10.47%	9.08%	8.84%	—
Class E	3.36%	10.42%	—	—	9.87%
Barclays Capital U.S. Universal Index[1]	2.91%	4.78%	6.61%	6.00%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 6/16/94. Inception of the Class E shares is 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.65%	$1,000.00	$1,034.40	$3.28
Hypothetical*	0.65%	1,000.00	1,021.57	3.26

Class E
Actual	0.80%	$1,000.00	$1,033.60	$4.03
Hypothetical*	0.80%	1,000.00	1,020.83	4.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—38.9%

Security Description	Par Amount	Value

Aerospace & Defense—0.1%
DigitalGlobe, Inc. 10.500%, 05/01/14	$110,000	$122,788
GeoEye, Inc. 9.625%, 10/01/15 (a)	600,000	681,000

		803,788

Airlines—0.2%
Continental Airlines, Inc.,
Series 971B 7.461%, 04/01/13	40,079	40,029
Delta Air Lines, Inc. 7.779%, 01/02/12	13,576	13,711
Series 2010-2A 4.950%, 05/23/19	640,691	641,492
TAM Capital 3, Inc. 8.375%, 06/03/21 (144A)	1,260,000	1,282,050

		1,977,282

Auto Components—0.1%
Allison Transmission, Inc. 11.000%, 11/01/15 (144A) (a)	799,000	854,930
Lear Corp. 8.750%, 12/01/16 (a)	2,192,000	0

		854,930

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19 (a)	1,254,000	1,579,931
Argentine Beverages Financial 7.375%, 03/22/12 (144A)	66,400	68,704
Companhia de Bebidas das Americas 8.750%, 09/15/13 (a)	747,000	860,917
10.500%, 12/15/11	54,000	56,565

		2,566,117

Building Products—0.4%
Masco Corp. 7.125%, 03/15/20 (a)	2,230,000	2,305,262
USG Corp. 8.375%, 10/15/18 (144A)	415,000	410,850
Voto-Votorantim Overseas Trading Operations NV 6.625%, 09/25/19 (144A)	500,000	530,650

		3,246,762

Capital Markets—1.0%
Gruposura Finance 5.700%, 05/18/21 (144A) (a)	915,000	917,287

Security Description	Par Amount	Value

Capital Markets—(Continued)
GTP Acquisitions Partners I LLC 7.628%, 06/15/41 (144A)	$1,800,000	$1,827,000
Jefferies Group, Inc. 5.125%, 04/13/18	1,125,000	1,128,867
6.875%, 04/15/21	1,625,000	1,749,608
Macquarie Group, Ltd. 7.625%, 08/13/19 (144A)	1,170,000	1,280,057
6.000%, 01/14/20 (144A)	1,400,000	1,406,178
6.250%, 01/14/21 (144A)	400,000	400,946
TD Ameritrade Holding Corp. 5.600%, 12/01/19 (a)	500,000	536,912

		9,246,855

Chemicals—0.9%
Agrium, Inc. 6.750%, 01/15/19	1,582,000	1,860,816
Basell Finance Co. B.V. 8.100%, 03/15/27 (144A)	382,000	427,840
CF Industries, Inc. 6.875%, 05/01/18	800,000	906,000
Cytec Industries, Inc. 8.950%, 07/01/17	1,060,000	1,323,228
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 02/01/18 (a)	1,250,000	1,306,250
9.000%, 11/15/20	655,000	674,650
Momentive Performance Materials, Inc. 9.000%, 01/15/21 (a)	250,000	256,250
Nova Chemicals Corp. 8.375%, 11/01/16 (a)	525,000	580,125
Rain CII Carbon LLC 8.000%, 12/01/18 (144A)	1,275,000	1,364,250

		8,699,409

Commercial Banks—3.3%
Alfa Diversified Payment Rights Finance Co. S.A. 2.147%, 12/15/11 (144A) (b)	147,000	146,257
Banco de Credito del Peru 5.375%, 09/16/20 (144A) (a)	1,230,000	1,165,732
9.750%, 11/06/69 (144A) (b)	455,000	508,987
Banco Macro S.A. 10.750%, 06/07/12	500,000	372,500
Bancolombia S.A. 5.950%, 06/03/21 (144A) (a)	2,855,000	2,912,100

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Commercial Banks—(Continued)
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A) (a)	$1,650,000	$1,691,250
CoBank AB 7.875%, 04/16/18 (144A)	385,000	447,135
Credit Agricole S.A. 8.375%, 10/29/49 (144A) (a) (b)	1,460,000	1,533,000
Goldman Sachs Capital II 5.793%, 06/01/43 (a) (b)	5,300,000	4,266,500
Industrial Bank of Korea 7.125%, 04/23/14 (144A)	720,000	813,092
Kazkommerts International B.V. 8.000%, 11/03/15 (144A)	640,000	636,608
KeyBank N.A. 5.800%, 07/01/14 (a)	1,225,000	1,343,978
Keycorp 6.500%, 05/14/13 (a)	865,000	941,665
Mellon Funding Corp. 5.500%, 11/15/18	812,000	907,545
PNC Bank N.A. 6.000%, 12/07/17	699,000	786,160
PNC Financial Services Group, Inc. 8.700%, 03/29/49 (144A) (b)	900,000	951,887
8.250%, 05/29/49 (b)	2,749,000	2,935,214
Scotia Bank Peru DPR Finance Co. 2.997%, 03/15/17 (144A) (b)	1,000,000	992,800
Sovereign Bank 8.750%, 05/30/18	2,655,000	3,023,671
State Street Capital Trust III 5.237%, 01/29/49 (a) (b)	3,070,000	3,073,193
Wachovia Bank N.A. 6.000%, 11/15/17 (a)	1,215,000	1,357,197

		30,806,471

Commercial Services & Supplies—0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.250%, 01/15/19 (a)	1,925,000	1,958,688

Communications Equipment—0.3%
CommScope, Inc. 8.250%, 01/15/19 (144A) (a)	1,000,000	1,035,000
GTP Towers Issuer LLC 4.436%, 02/15/15 (144A)	1,980,000	2,067,615

		3,102,615

Security Description	Par Amount	Value

Computers & Peripherals—0.4%
Seagate Technology plc 7.750%, 12/15/18 (144A)	$1,205,000	$1,271,275
SunGard Data Systems, Inc. 10.250%, 08/15/15 (a)	802,000	832,075
10.625%, 05/15/15	805,000	875,438

		2,978,788

Construction & Engineering—0.4%
Abengoa Finance SAU 8.875%, 11/01/17 (144A)	500,000	513,125
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	525,000	539,437
Dycom Investments, Inc. 7.125%, 01/15/21 (144A)	1,000,000	1,025,000
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/21 (144A) (a)	1,800,000	1,881,000

		3,958,562

Construction Materials—0.4%
C10 Capital SPV, Ltd. 6.722%, 12/29/49 (144A) (b)	1,128,000	846,000
C8 Capital SPV, Ltd. 6.640%, 12/29/49 (144A) (b)	780,000	585,000
Cemex S.A.B. de C.V. 9.000%, 01/11/18 (144A)	500,000	511,947
Holcim US Finance Sarl & Cie SCS 6.000%, 12/30/19 (144A)	225,000	240,833
Texas Industries, Inc. 9.250%, 08/15/20 (a)	1,350,000	1,312,875

		3,496,655

Consumer Finance—0.5%
Banque PSA Finance 5.750%, 04/04/21 (144A) (a)	2,000,000	2,027,646
SLM Corp. 4.000%, 07/25/14 (b)	989,000	974,986
Springleaf Finance Corp., Series MTN 6.900%, 12/15/17 (a)	1,522,000	1,404,045

		4,406,677

Containers & Packaging—0.4%
AEP Industries, Inc. 8.250%, 04/15/19 (144A)	290,000	292,175
Ardagh Packaging Finance plc 9.125%, 10/15/20 (144A)	1,600,000	1,692,000

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Containers & Packaging—(Continued)
Graphic Packaging International, Inc. 9.500%, 08/15/13 (a)	$1,094,000	$1,110,410
7.875%, 10/01/18 (a)	685,000	729,525

		3,824,110

Distributors—0.4%
ACE Hardware Corp. 9.125%, 06/01/16 (144A)	937,000	1,000,247
Marfrig Overseas, Ltd. 9.500%, 05/04/20 (144A)	1,775,000	1,810,500
NSG Holdings LLC 7.750%, 12/15/25 (144A)	867,000	853,995

		3,664,742

Diversified Consumer Services—0.3%
Massachusetts Institute of Technology 5.600%, 07/01/11	800,000	812,534
Service Corp. International 7.000%, 05/15/19 (a)	1,475,000	1,559,813

		2,372,347

Diversified Financial Services—2.8%
American Honda Finance Corp. 6.700%, 10/01/13 (144A) (a)	1,300,000	1,448,992
BM&F Bovespa S.A. 5.500%, 07/16/20 (144A) (a)	1,500,000	1,554,706
BTA Bank JSC 10.750%/12.500%, 07/01/18 (144A) (d)	234,040	184,892
9.917%, 07/01/20 (144A) (c)	483,503	26,593
7.200%, 07/01/25 (144A)	53,029	23,863
Cantor Fitzgerald LP 7.875%, 10/15/19 (144A)	2,450,000	2,680,168
Capital One Bank USA N.A. 8.800%, 07/15/19	720,000	884,938
Capital One Capital VI 8.875%, 05/15/40 (a)	1,365,000	1,412,775
Glencore Funding LLC 6.000%, 04/15/14 (144A) (a)	1,259,000	1,370,379
Hughes Network Systems LLC/HNS Finance Corp. 9.500%, 04/15/14	785,000	806,587
Janus Capital Group, Inc. 6.700%, 06/15/17 (d)	360,000	395,139
JPMorgan Chase & Co. 9.765%, 10/04/17 (144A) (TRY) (c)	2,100,000	669,704

Security Description	Par Amount	Value

Diversified Financial Services—(Continued)
KazMunaiGaz Finance Sub B.V. 7.000%, 05/05/20 (144A)	$1,530,000	$1,670,363
Merrill Lynch & Co., Inc. 5.450%, 02/05/13 (a)	1,097,000	1,164,133
Morgan Stanley 6.625%, 04/01/18	2,054,000	2,265,771
5.500%, 01/26/20 (a)	1,100,000	1,116,222
NCO Group, Inc. 5.136%, 11/15/13 (b)	2,314,000	2,059,460
Nissan Motor Acceptance Corp. 4.500%, 01/30/15 (144A)	385,000	407,440
Power Receivables Finance LLC 6.290%, 01/01/12 (144A)	169,368	169,633
Residential Reinsurance 2010, Ltd., Class 1 6.255%, 06/06/13 (144A) (b)	650,000	642,590
Successor X, Ltd. 9.755%, 04/04/13 (144A) (b)	300,000	291,570
12.827%, 01/07/14 (144A) (b)	1,000,000	977,000
9.415%, 02/25/14 (144A) (b)	1,200,000	1,168,920
TNK-BP Finance S.A. 7.500%, 07/18/16 (144A) (a)	1,090,000	1,245,325
6.625%, 03/20/17 (144A) (a)	375,000	408,225
Tyco International Finance S.A. 8.500%, 01/15/19 (a)	677,000	859,489

		25,904,877

Diversified Telecommunication Services—1.7%
Cincinnati Bell, Inc. 8.250%, 10/15/17	1,442,000	1,456,420
8.750%, 03/15/18 (a)	696,000	664,680
8.375%, 10/15/20 (a)	1,740,000	1,740,000
Digicel Group, Ltd. 8.250%, 09/01/17 (144A)	1,350,000	1,407,375
Embarq Corp. 7.082%, 06/01/16	972,000	1,081,623
Frontier Communications Corp. 8.500%, 04/15/20 (a)	600,000	657,000
8.750%, 04/15/22	1,200,000	1,314,000
GCI, Inc. 8.625%, 11/15/19	370,000	407,000
Global Crossing, Ltd. 12.000%, 09/15/15	1,185,000	1,386,450
PAETEC Holding Corp. 9.500%, 07/15/15 (a)	1,632,000	1,701,360
8.875%, 06/30/17	500,000	527,500
9.875%, 12/01/18 (144A) (a)	500,000	520,625

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Diversified Telecommunication Services—(Continued)
Qtel International Finance, Ltd. 6.500%, 06/10/14 (144A)	$1,030,000	$1,144,588
VIP Finance Ireland, Ltd. for OJSC Vimpel Communications 9.125%, 04/30/18 (144A)	97,000	110,027
Windstream Corp. 8.125%, 09/01/18 (a)	400,000	426,000
7.750%, 10/15/20 (a)	1,000,000	1,052,500

		15,597,148

Education—0.1%
Board of Trustees of The Leland Stanford Junior University 4.750%, 05/01/19	950,000	1,032,977

Electric Utilities—1.5%
CenterPoint Energy Houston Electric LLC 7.000%, 03/01/14	557,000	637,229
Commonwealth Edison Co. 6.950%, 07/15/18	1,100,000	1,288,731
Dubai Electricity & Water Authority 8.500%, 04/22/15 (144A)	2,820,000	3,147,825
FPL Energy American Wind LLC 6.639%, 06/20/23 (144A)	370,720	384,729
FPL Energy Wind Funding LLC 6.876%, 06/27/17 (144A)	365,500	332,605
Israel Electric Corp., Ltd. 7.250%, 01/15/19 (144A) (a)	845,000	929,252
9.375%, 01/28/20 (144A)	410,000	507,386
New York State Electric & Gas Corp. 6.150%, 12/15/17 (144A)	950,000	1,054,032
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	873,891	896,838
PPL Capital Funding, Inc., Series A 6.700%, 03/30/67 (a) (b)	450,000	447,149
Public Service Co. of New Mexico 7.950%, 05/15/18	225,000	254,296
Star Energy Geothermal Wayang Windu, Ltd. 11.500%, 02/12/15 (144A)	1,000,000	1,120,003
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 15.000%, 04/01/21 (144A) (a)	650,000	536,250
West Penn Power Co. 5.950%, 12/15/17 (144A)	1,197,000	1,365,386
White Pine Hydro Portfolio LLC 7.260%, 07/20/15 (144A)	515,000	493,771

		13,395,482

Security Description	Par Amount	Value

Electrical Equipment—0.3%
Belden, Inc. 7.000%, 03/15/17	$1,465,000	$1,508,950
Coleman Cable, Inc. 9.000%, 02/15/18 (a)	971,000	1,019,550
Legrand S.A. 8.500%, 02/15/25	20,000	25,134

		2,553,634

Energy Equipment & Services—1.5%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	337,044	358,714
Calfrac Holdings LP 7.500%, 12/01/20 (144A)	500,000	506,250
Complete Production Services, Inc. 8.000%, 12/15/16	1,375,000	1,443,750
Exterran Holdings, Inc. 7.250%, 12/01/18 (144A)	1,525,000	1,544,062
Oceanografia S.A. de C.V. 11.250%, 07/15/15 (144A)	681,000	350,715
Offshore Group Investments, Ltd. 11.500%, 08/01/15 (a)	2,000,000	2,185,000
Plains All American Pipeline 6.125%, 01/15/17	1,467,000	1,643,534
Precision Drilling Corp. 6.625%, 11/15/20	1,100,000	1,116,500
Sevan Marine ASA 3.417%, 05/14/13 (b)	1,200,000	984,000
Spectra Energy Capital LLC 6.200%, 04/15/18	1,109,000	1,259,292
Series B 6.750%, 07/15/18	600,000	681,188
Weatherford International, Ltd. 9.625%, 03/01/19 (a)	1,209,000	1,563,589

		13,636,594

Entertainment & Leisure—0.0%
Shingle Springs Tribal Gaming Authority 9.375%, 06/15/15 (144A)	635,000	441,325

Finance—Diversified—0.1%
Bumi Investment Pte, Ltd. 10.750%, 10/06/17 (144A)	500,000	570,600

Food & Staples Retailing—0.1%
CVS Caremark Corp. 5.773%, 01/10/33 (144A)	931,048	955,009

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Food Products—0.9%
Bertin S.A./Bertin Finance, Ltd. 10.250%, 10/05/16 (144A)	$200,000	$221,000
Independencia International, Ltd. 12.000%, 12/30/16 (144A) (e)	296,948	7,424
JBS Finance II, Ltd. 8.250%, 01/29/18 (144A)	1,430,000	1,465,750
Kraft Foods, Inc. 6.500%, 02/09/40 (a)	1,850,000	2,044,487
Minerva Overseas II, Ltd. 10.875%, 11/15/19 (144A)	1,419,000	1,566,221
Viterra, Inc. 5.950%, 08/01/20 (144A)	2,760,000	2,721,143

		8,026,025

Gas Utilities—0.4%
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, 05/01/21 (144A) (a)	800,000	756,000
Korea Gas Corp. 6.000%, 07/15/14 (144A)	380,000	416,989
Questar Pipeline Co. 5.830%, 02/01/18 (a)	1,441,000	1,644,421
Transportadora de Gas del Sur S.A. 7.875%, 05/14/17 (144A)	921,000	897,975

		3,715,385

Health Care Providers & Services—0.5%
Gentiva Health Services, Inc. 11.500%, 09/01/18	2,300,000	2,438,000
HCA, Inc. 7.190%, 11/15/15	10,000	10,125
8.360%, 04/15/24	50,000	50,000
7.690%, 06/15/25 (a)	50,000	47,000
9.625%, 11/15/16 (a) (f)	1,060,657	1,130,926
8.500%, 04/15/19	417,000	462,870
7.875%, 02/15/20	500,000	545,000

		4,683,921

Homebuilders—0.2%
Desarrolladora Homex S.A. de C.V. 9.500%, 12/11/19 (144A) (a)	1,055,000	1,126,150
Urbi Desarrollos Urbanos, S.A.B de C.V. 9.500%, 01/21/20 (144A) (a)	346,000	378,005

		1,504,155

Hotels, Restaurants & Leisure—0.2%
Arcos Dorados B.V. 7.500%, 10/01/19 (144A) (a)	875,000	953,750

Security Description	Par Amount	Value

Hotels, Restaurants & Leisure—(Continued)
Mashantucket Pequot Tribe 8.500%, 11/15/15 (144A) (e)	$1,670,000	$158,650
Scientific Games Corp. 7.875%, 06/15/16 (144A)	435,000	456,750
Scientific Games International, Inc. 9.250%, 06/15/19 (a)	275,000	298,031
Station Casinos, Inc. 6.625%, 03/15/18 (e)	695,000	69

		1,867,250

Household Durables—0.4%
Controladora Mabe S.A. de C.V. 7.875%, 10/28/19 (144A)	2,121,000	2,364,915
Whirlpool Corp. 5.500%, 03/01/13 (a)	1,422,000	1,508,045

		3,872,960

Household Products—0.2%
Yankee Acquisition Corp. 9.750%, 02/15/17 (a)	1,684,000	1,780,830

Independent Power Producers & Energy Traders—0.4%
Kiowa Power Partners LLC 5.737%, 03/30/21 (144A)	900,000	908,013
NRG Energy, Inc. 7.625%, 05/15/19 (144A) (a)	2,100,000	2,094,750
Ormat Funding Corp. 8.250%, 12/30/20	1,031,651	1,005,860

		4,008,623

Insurance—4.3%
Alterra Finance LLC 6.250%, 09/30/20	2,100,000	2,162,700
Blue Fin, Ltd.
Series 1-B 4.646%, 04/10/12 (144A) (b)	250,000	250,625
Series 3-B 9.255%, 05/28/13 (144A) (b)	300,000	302,520
Caelus Re II, Ltd. 6.505%, 05/24/13 (144A) (b)	550,000	549,780
Delphi Financial Group, Inc. 7.875%, 01/31/20 (a)	2,190,000	2,441,147
East Lane Re III, Ltd. 10.500%, 03/16/12(144A) (b)	300,000	303,450
Fhu-Jin, Ltd., Series B 4.173%, 08/10/11 (144A) (b)	500,000	500,250
Foundation Re III, Ltd. Series 2010-1, Class A 5.755%, 02/13/14 (b)	825,000	806,685

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Insurance—(Continued)
Series 2011-1, Class B 5.005%, 02/25/15 (b)	$750,000	$737,925
Genworth Financial, Inc. 7.200%, 02/15/21 (a)	2,640,000	2,646,418
GlobeCat, Ltd., Series USW 9.496%, 01/02/13 (144A) (b)	550,000	516,945
Hanover Insurance Group, Inc./The 7.625%, 10/15/25	2,016,000	2,110,913
7.500%, 03/01/20	325,000	351,053
HUB International Holdings, Inc. 10.250%, 06/15/15 (144A)	167,000	170,758
Ibis Re, Ltd., Series 2010-1 6.205%, 05/03/13 (144A) (b)	400,000	388,880
Ironshore Holdings US, Inc. 8.500%, 05/15/20 (144A)	1,635,000	1,793,935
Liberty Mutual Group, Inc. 7.300%, 06/15/14 (144A)	394,000	429,204
7.000%, 03/15/37 (144A) (a) (b)	2,032,000	1,943,807
10.750%, 06/15/58 (144A) (b)	328,000	438,700
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	900,000	834,097
Lincoln National Corp. 6.050%, 04/20/67 (b)	2,382,000	2,316,495
Lodestone Re, Ltd.
Series A-1 6.005%, 01/08/14 (144A) (b)	1,500,000	1,464,450
Series A-2 7.255%, 01/08/14 (144A) (b)	250,000	245,625
Series CLA 6.255%, 05/17/13 (144A) (b)	925,000	912,142
Series CLB 8.255%, 05/17/13 (144A) (b)	1,050,000	1,030,260
Loma Reinsurance, Ltd. 9.724%, 12/21/12 (144A) (b)	750,000	747,900
Merna Reinsurance II, Ltd. 3.655%, 04/08/13 (144A) (b)	300,000	305,700
Montana Re, Ltd. 13.502%, 12/07/12 (144A) (b)	250,000	240,525
Mystic Re. II, Ltd., Series 2009 12.254%, 03/20/12 (144A) (b)	250,000	257,125
Platinum Underwriters Finance, Inc. 7.500%, 06/01/17	2,214,000	2,385,733
Protective Life Corp. 7.375%, 10/15/19 (a)	1,925,000	2,192,055
Prudential Financial, Inc. 5.150%, 01/15/13 (a)	1,300,000	1,372,288
6.200%, 01/15/15 (a)	215,000	240,893
8.875%, 06/15/38 (b)	915,000	1,077,412

Security Description	Par Amount	Value

Insurance—(Continued)
Queen Street II Capital, Ltd. 7.505%, 04/09/14 (144A) (b)	$675,000	$667,035
Residential Reinsurance 2011, Ltd., Series 1, Class 1 9.005%, 06/06/15 (144A) (b)	675,000	671,558
USI Holdings Corp. 4.136%, 11/15/14 (144A) (b)	467,000	436,645
Validus Holdings, Ltd. 8.875%, 01/26/40	1,720,000	1,830,464
White Mountains Re Group, Ltd. 7.506%, 05/29/49 (144A) (b)	1,170,000	1,119,841

		39,193,938

Internet & Catalog Retail—0.5%
Expedia, Inc. 8.500%, 07/01/16 (a)	1,165,000	1,275,675
5.950%, 08/15/20 (a)	675,000	659,812
Ticketmaster Entertainment LLC/Ticketmaster Entertainment, Inc. 10.750%, 08/01/16	2,192,000	2,400,240

		4,335,727

Internet Software & Services—0.1%
Equinix, Inc. 8.125%, 03/01/18 (a)	1,285,000	1,405,469

IT Services—0.1%
Allen Systems Group, Inc. 10.500%, 11/15/16 (144A)	624,000	630,240

Machinery—0.7%
American Railcar Industries, Inc. 7.500%, 03/01/14 (a)	1,679,000	1,725,173
Commercial Vehicle Group, Inc. 7.875%, 04/15/19 (144A)	250,000	251,250
Cummins, Inc. 6.750%, 02/15/27	393,000	425,036
Mueller Water Products, Inc. 7.375%, 06/01/17 (a)	1,096,000	1,035,720
Oshkosh Corp. 8.500%, 03/01/20	300,000	326,250
Titan International, Inc. 7.875%, 10/01/17 (144A)	750,000	787,500
Valmont Industries, Inc. 6.625%, 04/20/20	940,000	1,030,961
WPE International Cooperatief UA 10.375%, 09/30/20 (144A) (a)	900,000	958,500

		6,540,390

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Manufacturing—0.1%
Ingersoll-Rand Global Holding Co., Ltd. 9.500%, 04/15/14 (a)	$910,000	$1,093,367

Marine—0.0%
CMA CGM S.A. 7.250%, 02/01/13 (144A)	395,000	403,394

Media—0.4%
Grupo Televisa S.A. 6.000%, 05/15/18 (a)	1,080,000	1,179,485
Myriad International Holding B.V. 6.375%, 07/28/17 (144A)	1,530,000	1,652,255
Time Warner Cable, Inc. 8.750%, 02/14/19 (a)	198,000	252,662
8.250%, 04/01/19 (a)	313,000	390,956

		3,475,358

Metals & Mining—2.4%
Alcoa, Inc. 6.150%, 08/15/20 (a)	1,280,000	1,358,383
Algoma Acquisition Corp. 9.875%, 06/15/15 (144A)	1,415,000	1,323,025
Allegheny Technologies, Inc. 9.375%, 06/01/19	1,135,000	1,440,227
ALROSA Finance S.A. 8.875%, 11/17/14 (144A)	770,000	883,190
7.750%, 11/03/20 (144A) (a)	640,000	698,338
Anglo American Capital plc 9.375%, 04/08/14(144A) (a)	845,000	1,010,841
AngloGold Ashanti Holdings plc 5.375%, 04/15/20 (a)	1,615,000	1,592,896
ArcelorMittal 6.125%, 06/01/18 (a)	1,500,000	1,608,885
Arch Coal, Inc. 7.000%, 06/15/19 (144A)	1,350,000	1,363,500
Asia Aluminum Holdings, Ltd. 8.000%, 12/23/11 (144A) (e) (g)	992,000	0
Commercial Metals Co. 7.350%, 08/15/18 (a)	1,315,000	1,405,972
Essar Steel Algoma, Inc. 9.375%, 03/15/15 (144A) (a)	450,000	450,000
Gold Fields Orogen Holding BVI, Ltd. 4.875%, 10/07/20 (144A) (a)	2,875,000	2,719,290
Noranda Aluminium Acquisition Corp. 4.417%, 05/15/15 (b) (f)	477,508	454,826
Novelis, Inc. 8.375%, 12/15/17	1,160,000	1,244,100
8.750%, 12/15/20 (a)	180,000	195,300

Security Description	Par Amount	Value

Metals & Mining—(Continued)
Old AII, Inc. 9.000%, 12/15/14 (e) (g)	$419,000	$0
Quadra FNX Mining, Ltd. 7.750%, 06/15/19 (144A) (a)	2,100,000	2,131,500
Southern Copper Corp. 5.375%, 04/16/20 (a)	395,000	406,112
Vedanta Resources plc 9.500%, 07/18/18 (144A)	1,330,000	1,456,350
8.250%, 06/07/21(144A)(a)	700,000	708,750

		22,451,485

Oil & Gas Exploration & Production—0.2%
Gazprom International S.A. 7.201%, 02/01/20	$742,119	$817,258
Tengizchevroil Finance Co. SARL 6.124%, 11/15/14 (144A)	1,336,213	1,426,408

		2,243,666

Oil, Gas & Consumable Fuels—3.6%
Aker Drilling ASA 9.750%, 02/24/16 (NOK) (b)	2,000,000	368,358
Alpha Natural Resources, Inc. 6.000%, 06/01/19 (a)	820,000	827,175
Berau Capital Resources Pte, Ltd. 12.500%, 07/08/15 (144A)	1,400,000	1,643,250
Buckeye Partners L.P. 6.050%, 01/15/18	505,000	568,665
Bumi Capital Pte, Ltd. 12.000%, 11/10/16 (144A)	875,000	1,010,625
Canadian Natural Resources, Ltd. 5.900%, 02/01/18	717,000	820,222
DCP Midstream LLC 9.750%, 03/15/19 (144A)	1,267,000	1,658,143
DDI Holdings A.S. 9.300%, 01/19/12	857,297	859,440
Enterprise Products Operating LLC 8.375%, 08/01/66 (a) (b)	1,059,000	1,147,555
7.000%, 06/01/67 (b)	678,000	678,672
Expro Finance Luxembourg SCA 8.500%, 12/15/16 (144A) (a)	1,745,000	1,692,650
Frontier Oil Corp. 6.875%, 11/15/18 (a)	400,000	424,000
Gazprom OAO Via Gaz Capital S.A. 8.146%, 04/11/18 (144A) (a)	190,000	224,437
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%, 11/01/15 (144A)	1,525,000	1,578,375

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels—(Continued)
Kinder Morgan Energy Partners L.P. 5.950%, 02/15/18	$1,559,000	$1,739,397
5.625%, 04/15/20 (144A)	1,830,000	1,873,201
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, 04/15/20 (a)	825,000	899,250
Nakilat, Inc., Series A 6.067%, 12/31/33 (144A)	520,000	539,500
6.267%, 12/31/33 (144A)	1,343,219	1,251,629
Niska Gas Storage US LLC/Niska Gas Storage Canada 8.875%, 03/15/18	1,705,000	1,798,775
Petrohawk Energy Corp. 10.500%, 08/01/14	435,000	491,550
Plains Exploration & Production Co. 8.625%, 10/15/19	1,025,000	1,122,375
Quicksilver Resources, Inc. 7.125%, 04/01/16 (a)	1,017,000	1,006,830
Rosetta Resources, Inc. 9.500%, 04/15/18	1,811,000	2,014,737
SandRidge Energy, Inc. 3.871%, 04/01/14 (a) (b)	450,000	445,888
8.000%, 06/01/18 (144A) (a)	497,000	509,425
7.500%, 03/15/21 (144A) (a)	625,000	633,594
Seven Seas Petroleum Corp. Series B 12.500%, 05/15/05 (e) (g)	60,000	0
Southern Union Co. 7.200%, 11/01/66 (b)	1,437,000	1,343,595
Stone Energy Corp. 8.625%, 02/01/17	900,000	931,500
Valero Energy Corp. 9.375%, 03/15/19 (a)	1,230,000	1,573,324
W&T Offshore, Inc. 8.500%, 06/15/19 (144A)	600,000	607,500
Williams Cos., Inc. (The) 7.750%, 06/15/31	1,050,000	1,228,876
XTO Energy, Inc. 6.250%, 04/15/13	30,000	32,858

		33,545,371

Paper & Forest Products—0.2%
Appleton Papers, Inc. 10.500%, 06/15/15 (144A)	600,000	628,500
Georgia-Pacific LLC 5.400%, 11/01/20 (144A)	800,000	816,791
Graham Packaging Co. LP/GPC Capital Corp. I 8.250%, 01/01/17 (a)	745,000	834,400

		2,279,691

Security Description	Par Amount	Value

Pharmaceuticals—0.2%
Valeant Pharmaceuticals International 6.875%, 12/01/18 (144A) (a)	$1,910,000	$1,881,350

Real Estate Investment Trusts—1.8%
Developers Diversified Realty Corp. 7.500%, 04/01/17 (a)	1,495,000	1,694,992
Dexus Property Group 7.125%, 10/15/14 (144A)	1,940,000	2,191,746
Digital Realty Trust L.P. 4.500%, 07/15/15	900,000	937,561
5.875%, 02/01/20	350,000	367,561
Goodman Funding Pty, Ltd. 6.375%, 04/15/21 (144A)	2,450,000	2,519,928
Health Care REIT, Inc. 6.200%, 06/01/16	535,000	594,650
Healthcare Realty Trust, Inc. 6.500%, 01/17/17	1,130,000	1,259,302
Hospitality Properties Trust 7.875%, 08/15/14 (a)	2,400,000	2,709,802
Senior Housing Properties Trust 6.750%, 04/15/20	2,235,000	2,389,908
Ventas Realty LP/Ventas Capital Corp. 6.500%, 06/01/16	800,000	827,388
6.750%, 04/01/17 (a)	250,000	263,622
Series 1 6.500%, 06/01/16	375,000	387,780

		16,144,240

Real Estate Management & Development—0.2%
Alto Palermo S.A. 11.000%, 06/11/12 (144A)	79,923	34,766
Forest City Enterprises, Inc. 7.625%, 06/01/15	36,000	35,280
WEA Finance LLC 7.125%, 04/15/18 (144A)	1,651,000	1,929,552

		1,999,598

Road & Rail—0.3%
Inversiones Alsacia S.A. 8.000%, 08/18/18 (144A)	1,940,000	1,850,976
Swift Services Holdings, Inc. 10.000%, 11/15/18 (a)	800,000	850,000

		2,700,976

Semiconductors & Semiconductor Equipment—0.0%
KLA-Tencor Corp. 6.900%, 05/01/18	154,000	174,201

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Software—0.0%
First Data Corp. 8.250%, 01/15/21 (144A) (a)	$433,000	$426,505

Tobacco—0.3%
Alliance One International, Inc. 10.000%, 07/15/16	2,465,000	2,391,050

Trading Companies & Distributors — 0.2%
Metinvest B.V. 10.250%, 05/20/15 (144A)	550,000	601,535
8.750%, 02/14/18 (144A)	1,200,000	1,248,000

		1,849,535

Transportation—0.5%
Ceva Group plc 11.500%, 04/01/18 (144A)	1,779,000	1,878,680
GATX Corp. 6.000%, 02/15/18	1,896,000	2,061,807
Ozburn-Hessey Holding Co. LLC 7.500%, 04/07/16 (b)	750,500	754,722

		4,695,209

Utilities—0.4%
Coso Geothermal Power Holdings 7.000%, 07/15/26 (144A)	1,026,794	855,353
Intergen N.V. 9.000%, 06/30/17 (144A)	1,686,000	1,791,375
Juniper Generation LLC 6.790%, 12/31/14 (144A)	41,866	35,272
Star Gas Partners L.P./Star Gas Finance Co. 8.875%, 12/01/17	902,000	941,463

		3,623,463

Wireless Telecommunication Services—1.5%
Bakrie Telecom Pte, Ltd. 11.500%, 05/07/15 (144A)	1,025,000	1,042,937
Cricket Communications, Inc. 7.750%, 10/15/20 (a)	450,000	442,125
Crown Castle Towers LLC 6.113%, 01/15/20 (144A)	785,000	857,971
4.883%, 08/15/20 (144A)	1,600,000	1,611,798
Intelsat Jackson Holdings S.A. 8.500%, 11/01/19 (a)	250,000	265,625
Intelsat Luxembourg S.A. 11.500%, 02/04/17 (f)	2,154,654	2,321,640
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (a)	1,000,000	1,063,750
6.625%, 11/15/20 (a)	875,000	868,438

Security Description	Par Amount	Value

Wireless Telecommunication Services—(Continued)
Richland Towers Funding LLC/Management Funding 7.870%, 03/15/16 (144A)	$625,000	$623,201
Telesat Canada/Telesat LLC 12.500%, 11/01/17	1,220,000	1,470,100
True Move Co., Ltd. 10.750%, 12/16/13 (144A)	1,525,000	1,652,719
10.375%, 08/01/14 (144A)	385,000	416,281
WCP Wireless Site Funding LLC, Series B 6.829%, 11/15/15 (144A)	750,000	763,345

		13,399,930

Total Domestic Bonds & Debt Securities (Cost $334,493,630)		358,395,746

Mortgage-Backed Securities—13.0%

Collateralized Mortgage Obligations—10.1%
Adjustable Rate Mortgage Trust 2.653%, 03/25/35 (b)	508,179	485,433
American Home Mortgage Investment Trust 2.396%, 06/25/45 (b)	1,152,003	1,057,913
Banc of America Alternative Loan Trust 5.250%, 05/25/19	1,146,395	1,161,928
5.000%, 07/25/19	1,449,206	1,469,091
5.500%, 01/25/20	1,055,163	1,062,297
5.750%, 04/25/33	1,234,455	1,295,836
5.500%, 09/25/33	1,067,460	1,106,143
6.000%, 03/25/34	1,379,940	1,421,243
6.000%, 04/25/34	452,736	444,073
6.000%, 11/25/34	244,193	253,585
Banc of America Funding Corp. 5.750%, 10/25/35	916,557	921,165
5.500%, 01/25/36	575,101	593,937
0.324%, 08/26/36 (144A) (b)	1,289,597	1,227,696
Banc of America Mortgage Securities, Inc. 4.750%, 10/25/20	846,075	820,872
3.231%, 10/25/33 (b)	1,816,506	1,754,348
5.750%, 01/25/35	1,894,999	1,938,511
2.870%, 05/25/35 (b)	1,016,921	993,998
5.117%, 09/25/35 (b)	511,771	491,896
BCAP LLC Trust 5.000%, 11/25/36	470,000	479,897
Bear Stearns Adjustable Rate Mortgage Trust 5.180%, 02/25/35 (b)	469,605	450,675
Charlie Mac 5.000%, 10/25/34	819,282	838,534

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value

Collateralized Mortgage Obligations—(Continued)
Chase Mortgage Finance Corp. 5.000%, 10/25/33	$362,202	$367,846
5.500%, 05/25/35	1,330,019	1,290,476
3.114%, 02/25/37 (b)	305,186	308,447
Citicorp Mortgage Securities, Inc. 5.500%, 02/25/22	253,124	250,491
5.500%, 11/25/35	1,737,712	1,744,938
5.000%, 02/25/36	224,302	224,299
Citigroup Mortgage Loan Trust, Inc. 2.873%, 09/25/35 (b)	801,894	753,506
Countrywide Alternative Loan Trust 4.250%, 09/25/33	716,133	724,711
5.250%, 09/25/33	1,225,937	1,266,419
5.750%, 12/25/33	1,392,971	1,439,549
0.586%, 03/25/34 (b)	372,522	355,128
5.750%, 03/25/34	380,742	365,235
5.500%, 04/25/34	799,100	791,402
5.000%, 05/25/34	1,460,889	1,497,046
5.500%, 08/25/34	1,266,775	1,184,951
5.500%, 01/25/35	1,053,015	1,069,464
5.500%, 03/25/35	729,573	631,394
5.500%, 06/25/35	429,929	413,061
0.516%, 10/25/35 (b)	515,972	311,491
Countrywide Home Loan Mortgage Pass Through Trust 3.298%, 09/25/33 (b)	11,185	9,140
4.500%, 09/25/35	836,100	782,618
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 08/25/20	604,990	592,876
1.336%, 09/25/34 (b)	218,293	98,275
Credit Suisse Mortgage Capital Certificates 5.000%, 04/25/37	401,700	383,909
4.250%, 06/25/50 (144A) (b)	1,750,000	1,715,662
Deutsche Alt-A Securities, Inc. Alternate Loan Trust 5.500%, 11/25/35 (b)	734,352	631,402
Downey Savings & Loan Association Mortgage Loan Trust 0.556%, 10/19/45 (b)	446,344	175,541
First Horizon Mortgage Asset Securities, Inc. 6.000%, 05/25/36	684,422	681,846
FREMF Mortgage Trust 5.435%, 04/25/20 (144A) (b)	600,000	613,300
5.237%, 09/25/43 (b)	400,000	388,772
5.330%, 09/25/45 (144A) (b)	900,000	886,943

Security Description	Par Amount	Value

Collateralized Mortgage Obligations—(Continued)
4.495%, 01/25/46 (144A) (b)	$680,000	$638,372
4.437%, 07/25/48 (144A) (b)	1,825,000	1,743,992
4.756%, 11/25/49 (144A) (b)	1,050,000	967,315
GMAC Mortgage Corp. Loan Trust 5.500%, 11/25/33	537,720	544,449
5.256%, 03/18/35 (b)	740,007	699,651
4.972%, 05/25/35 (b)	431,195	395,142
4.250%, 07/25/40 (144A)	58,651	58,917
GSR Mortgage Loan Trust 5.717%, 02/25/34 (b)	206,807	181,580
2.790%, 09/25/35 (b)	2,075,842	1,986,962
Impac CMB Trust 0.826%, 09/25/34 (b)	137,537	104,286
0.586%, 10/25/35 (b)	383,388	312,253
Impac Secured Assets CMN Owner Trust 0.536%, 05/25/36 (b)	508,430	473,787
Indymac Index Mortgage Loan Trust 0.786%, 04/25/34 (b)	44,424	31,616
Jefferies & Co., Inc. 4.942%, 05/26/37 (144A) (b)	479,900	469,955
JPMorgan Alternative Loan Trust 6.000%, 03/25/36	742,712	587,569
JPMorgan Chase Commercial Mortgage Securities Corp. 5.531%, 07/12/37 (144A) (b)	350,000	271,418
3.616%, 11/15/43 (144A)	1,000,000	977,736
5.715%, 11/15/43 (144A) (b)	300,000	291,781
JPMorgan Mortgage Trust 6.000%, 09/25/34	1,112,901	1,042,402
3.208%, 10/25/35 (b)	1,000,000	927,580
2.970%, 11/25/35 (b)	753,768	724,382
Luminent Mortgage Trust 0.446%, 07/25/36 (b)	449,056	9,353
MASTER Alternative Loans Trust 5.500%, 10/25/19	865,631	885,250
6.000%, 07/25/34	1,348,691	1,368,475
6.028%, 01/25/35 (b)	566,145	583,583
5.500%, 02/25/35	1,377,140	1,422,220
MASTER Seasoned Securities Trust 6.754%, 09/25/32 (b)	953,510	1,002,868
Merrill Lynch Mortgage Investors, Inc. 2.622%, 02/25/35 (b)	1,730,339	1,650,680
Morgan Stanley Reremic Trust 5.000%, 11/26/36 (144A)	2,100,000	2,042,250
Nomura Resecuritization Trust 2.660%, 03/26/36 (144A) (b)	959,985	952,785

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value

Collateralized Mortgage Obligations—(Continued)
PF Export Receivables Master Trust 6.436%, 06/01/15 (144A)	$377,978	$391,264
PHH Mortgage Capital LLC 6.600%, 12/25/27 (144A)	1,087,509	1,075,549
Realkredit Danmark AS 7.000%, 04/01/32 (DKK)	5,615	1,211
Residential Accredit Loans, Inc. 5.000%, 08/25/18	1,317,351	1,332,072
5.000%, 03/25/20	1,152,731	1,111,557
5.500%, 09/25/32	261,237	266,633
0.786%, 04/25/34 (b)	531,462	499,855
4.750%, 04/25/34	810,043	814,998
5.750%, 04/25/34	450,000	455,812
6.000%, 10/25/34	980,467	999,879
5.500%, 12/25/34	1,317,727	1,337,120
Residential Asset Securitization Trust 5.500%, 02/25/35	753,106	760,305
5.500%, 07/25/35	1,020,684	960,541
Residential Funding Mortgage Securities I 5.500%, 08/25/35	262,495	266,921
Sequoia Mortgage Trust 0.806%, 09/20/33 (b)	391,616	357,752
0.406%, 03/20/35 (b)	348,092	286,983
0.386%, 05/20/35 (b)	287,712	247,040
Structured Adjustable Rate Mortgage Loan Trust 2.687%, 02/25/34 (b)	387,826	345,463
Structured Asset Securities Corp. 2.563%, 06/25/33 (b)	982,373	936,880
5.000%, 05/25/35	1,212,600	1,195,743
6.000%, 08/25/35	452,478	394,918
Thornburg Mortgapge Securities Trust 4.132%, 03/25/44 (b)	327,358	325,429
WaMu Mortgage Pass Through Certificates 2.577%, 06/25/34 (b)	1,045,937	1,020,894
2.578%, 01/25/35 (b)	1,456,858	1,406,798
2.748%, 08/25/35 (b)	675,000	619,126
2.765%, 09/25/35 (b)	237,255	206,563
0.578%, 10/25/44 (b)	156,104	126,392
0.416%, 04/25/45 (b)	828,688	690,748
Wells Fargo Mortgage Backed Securities Trust 4.500%, 07/25/19	187,681	190,956
4.500%, 05/25/34 (b)	202,356	203,877
2.737%, 06/25/34 (b)	116,294	112,044
2.785%, 10/25/34 (b)	356,607	354,862

Security Description	Par Amount	Value

Collateralized Mortgage Obligations—(Continued)
5.020%, 04/25/35 (b)	$235,895	$232,881
2.783%, 06/25/35 (b)	1,093,709	961,851
5.047%, 09/25/35 (b)	559,899	549,731
2.787%, 10/25/35 (b)	1,273,623	1,218,104
2.807%, 10/25/35 (b)	457,331	444,072
5.500%, 10/25/35	357,176	357,432
4.743%, 03/25/36 (b)	1,798,475	1,749,017
5.750%, 03/25/36	2,831,093	2,745,634

		93,122,725

Commercial Mortgage-Backed Securities—2.9%
American Tower Trust 5.957%, 04/15/37 (144A)	1,082,000	1,164,553
Bayview Commercial Asset Trust 0.546%, 04/25/34 (144A) (b)	658,180	575,975
2.930%, 04/25/36 (144A) (b) (h)	4,828,746	202,983
3.573%, 07/25/37 (144A) (h)	8,880,229	757,484
0.636%, 09/25/37 (144A) (b)	1,145,760	843,287
2.832%, 09/25/37 (144A) (h)	12,293,454	1,106,411
Bear Stearns Commercial Mortgage Securities, Inc. 7.322%, 10/15/36 (144A) (b)	900,000	899,502
5.759%, 09/11/38 (b)	575,000	539,175
CFCRE Commercial Mortgage Trust 3.759%, 04/15/44 (144A)	400,000	406,523
5.738%, 04/15/44 (144A) (b)	750,000	756,230
Citigroup Commercial Mortgage Trust 4.639%, 05/15/43	989,085	995,260
Commercial Mortgage Pass-Through Certificates 6.850%, 08/15/33 (144A) (b)	300,000	289,413
Credit Suisse First Boston Mortgage Securities Corp. 6.122%, 04/15/37 (144A) (b)	70,000	43,369
7.165%, 12/15/35 (144A) (b)	400,000	405,839
4.518%, 05/15/38 (144A) (b)	250,000	239,702
4.617%, 05/15/38 (144A) (b)	600,000	558,775
Credit Suisse Mortgage Capital Certificates 5.343%, 12/15/39	800,000	771,328
CW Capital Cobalt, Ltd. 5.174%, 08/15/48	239,543	245,114
DBUBS Mortgage Trust 5.557%, 11/10/46 (144A) (b)	600,000	574,745
Extended Stay America Trust 4.860%, 11/05/27 (144A)	800,000	791,467
GE Capital Commercial Mortgage Corp. 8.189%, 01/15/33 (b)	435,394	432,871

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value

Commercial Mortgage-Backed Securities—(Continued)
Global Tower Partners Acquisition Partners LLC 7.874%, 05/15/37 (144A)	$240,000	$246,256
GMAC Commercial Mortgage Securities, Inc. 5.310%, 05/10/36 (144A) (b)	792,000	774,693
5.307%, 04/10/40 (b)	450,000	449,659
5.487%, 05/10/40 (144A) (b)	425,000	411,508
GS Mortgage Securities Corp. II 4.209%, 02/10/21 (144A)	850,000	857,650
LB-UBS Commercial Mortgage Trust 5.616%, 10/15/35 (144A) (b)	1,700,000	1,661,304
Lehman Brothers Small Balance Commercial 0.386%, 09/25/36 (144A) (b)	515,282	380,888
5.410%, 12/25/36 (144A) (b)	690,100	679,319
1.036%, 10/25/37 (144A) (b)	336,899	319,590
LSTAR Commercial Mortgage Trust 5.746%, 06/25/43 (144A)	942,000	800,774
Merrill Lynch Mortgage Trust 5.334%, 11/12/35 (b)	750,000	764,333
4.556%, 06/12/43	260,306	263,239
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.439%, 02/12/39 (b)	174,425	174,342
Morgan Stanley Capital I 0.787%, 12/15/20 (144A) (b)	455,000	416,906
0.887%, 12/15/20 (144A) (b)	700,000	634,966
Timberstar Trust 5.668%, 10/15/36 (144A)	540,000	588,064
7.530%, 10/15/36 (144A)	1,549,000	1,648,063
Wachovia Bank Commercial Mortgage Trust 4.957%, 08/15/35 (b)	1,111,512	1,111,005
5.368%, 11/15/48 (b)	700,000	593,355
Wells Fargo Commercial Mortgage Trust 5.776%, 11/15/43 (144A) (b)	950,000	929,993
WF-RBS Commercial Mortgage Trust 5.392%, 02/15/44 (144A) (b)	250,000	235,415

		26,541,328

Total Mortgage-Backed Securities (Cost $120,639,892)		119,664,053

Loan Participation—11.9%

Aerospace & Defense—0.5%
Allegiant Travel Co. 5.750%, 03/10/17 (b)	997,500	1,007,475

Loan Participation—11.9%
Security Description	Par Amount	Value

Aerospace & Defense—(Continued)
DAE Aviation Holdings, Inc. 5.280%, 07/31/14 (b)	$2,053,868	$2,047,170
DynCorp International LLC 6.250%, 06/30/16 (b)	425,857	428,404
Hunter Defense Technologies, Inc. 3.500%, 08/22/14 (b)	683,791	668,973

		4,152,022

Airlines—0.1%
Delta Air Lines, Inc. 4.250%, 03/07/16 (b)	912,712	901,879

Auto Components—0.4%
Delphi Corp. 3.500%, 03/31/17 (b)	1,218,750	1,227,580
Federal Mogul Corp. 2.128%, 12/27/14 (b)	573,934	544,161
2.128%, 12/27/15 (b)	292,823	277,633
Goodyear Tire & Rubber Co. (The) 1.940%, 04/30/14 (b)	750,000	725,392
UCI International 5.500%, 07/04/17 (b)	995,000	1,003,244

		3,778,010

Automobiles—0.4%
Autotrader.com, Inc. 0.000%, 12/14/16 (b) (i)	375,000	375,197
Chrysler Group LLC 6.000%, 04/28/17 (b)	2,815,000	2,755,392
Remy International, Inc. 6.250%, 12/16/16 (b)	646,750	650,792

		3,781,381

Beverage, Food and Tobacco—0.3%
Pierre Foods, Inc. 7.000%, 09/29/16 (b)	1,389,500	1,406,000
Reynolds Group Holdings, Inc. 4.250%, 02/09/18—04/05/18 (b)	888,100	884,900

		2,290,900

Buildings and Real Estate—0.0%
URS Corp. 2.441%, 05/01/13 (b)	179,988	179,904

Business Equipment and Services—0.1%
Nuance Communications, Inc. 1.950%, 03/29/13 (b)	98,698	98,389
1.950%, 03/31/13 (b)	642,030	640,024

		738,413

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Loan Participation—(Continued)

Security Description	Par Amount	Value

Chemicals—0.4%
Chemtura 5.500%, 08/11/16 (b)	$855,000	$860,075
Huntsman International LLC 2.773%, 04/19/17 (b)	156,281	152,486
ICL Industrial Containers 0.000%, 02/23/18 (b) (i)	22,605	22,632
Ineos U.S. Finance LLC 7.501%, 12/16/13 (b)	507,378	523,487
7.501%, 12/16/13 (EUR) (b)	219,721	331,848
8.001%, 12/14/14 (b)	508,628	527,320
8.001%, 12/16/14 (EUR) (b)	241,279	366,159
Univar, Inc. 5.000%, 06/30/17 (b)	1,203,950	1,203,402

		3,987,409

Commercial Services & Supplies—0.2%
Scitor Corp. 5.000%, 02/15/17 (b)	497,500	497,294
Waste Industries USA, Inc. 4.750%, 03/15/17 (b)	927,675	929,414

		1,426,708

Computers & Peripherals—0.0%
Telcordia Technologies 6.750%, 04/09/16 (b)	272,366	272,877

Containers & Packaging—0.6%
Bway Corp. 4.500%, 02/23/18 (b)	254,603	254,913
Exopack LLC 6.500%, 07/05/11 (b)	3,535,000	3,532,367
Pelican Products, Inc. 5.000%, 03/17/17 (b)	835,800	836,669
Ranpak Corp. 4.750%, 04/15/17 (b)	897,750	896,628
U.S. Silica Co. 6.000%, 06/01/17 (b)	375,000	376,875

		5,897,452

Diversified/Conglomerate Manufacturing—0.3%
Affinion Group, Inc. 5.000%, 10/10/16 (b)	1,388,065	1,388,065
Aquilex Holdings LLC 6.000%, 03/31/16 (b)	220,399	220,454
Generac CCMP Acquisition Corp. 2.787%, 11/10/13 (b)	432,375	428,901

Security Description	Par Amount	Value

Diversified/Conglomerate Manufacturing—(Continued)
Pinafore LLC 0.000%, 09/29/16 (b)	$441,760	$442,537
Vangent, Inc. 2.260%, 02/14/13 (b)	447,091	439,267

		2,919,224

Electronic Equipment—1.0%
Aeroflex Holding Corp. 4.250%, 05/02/18 (b)	1,100,000	1,099,725
AES Corp. 4.250%, 09/15/11 (b)	1,441,388	1,444,350
Cinedigm Digital Funding I LLC 5.250%, 03/31/16 (b)	594,024	591,550
Flextronics International, Ltd. 2.436%, 10/01/14 (b)	371,153	367,648
2.440%, 10/01/14 (b)	1,759,325	1,742,708
Freescale Semiconductor, Inc. 4.441%, 12/01/16 (b)	996,751	992,644
Race Point Power 7.750%, 12/15/17 (b)	1,002,273	1,007,600
Texas Competitive Electric Holdings Co. LLC 4.730%, 10/10/17 (b)	1,710,495	1,341,199
Vertafore, Inc. 5.250%, 07/29/16 (b)	378,100	379,495

		8,966,919

Environmental Services—0.0%
Synagro Technologies, Inc. 2.190%, 04/02/14 (b)	217,010	201,909

Finance - Diversified—0.3%
Fidelity National Information Solutions, Inc. 5.250%, 03/04/13 (b)	501,212	504,094
First Data Corp. 2.936%, 09/24/14 (b)	39,688	36,833
4.186%, 03/23/18 (b)	372,933	343,954
Interactive Data Corp. 4.750%, 01/31/18 (b)	1,230,715	1,233,669
LPL Holdings, Inc. 5.250%, 05/11/17 (b)	431,491	434,728
MSCI, Inc. 3.750%, 03/01/16 (b)	457,354	460,068

		3,013,346

Food Service—0.3%
Darling International, Inc. 5.000%, 12/17/16 (b)	400,000	402,500

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Loan Participation—(Continued)

Security Description	Par Amount	Value

Food Service—(Continued)
Del Monte Foods Corp. 4.500%, 03/08/18 (b)	$745,000	$744,069
Rite Aid Corp. 4.500%, 02/28/18 (b)	1,146,861	1,132,095

		2,278,664

Health Care Providers & Services—2.5%
AccentCare, Inc. 6.500%, 02/24/17 (b)	645,938	641,093
Alliance Healthcare Services, Inc. 5.500%, 06/01/16 (b)	1,042,005	1,040,922
Ardent Medical Services, Inc. 6.500%, 07/19/15 (b)	834,437	835,481
Aveta Holdings LLC 8.500%, 04/14/15 (b)	1,859,704	1,865,524
Axcan Pharma, Inc. 0.000%, 01/25/17 (b) (i)	1,666,625	1,651,275
CareStream Health, Inc. 5.000%, 02/08/17 (b)	847,875	793,865
Fresenius U.S. Finance I, Inc. 3.500%, 09/01/14 (b)	466,337	466,755
Gentiva Health Services, Inc. 4.750%, 08/12/16 (b)	2,943,750	2,920,200
Grifols, Inc. 6.000%, 06/04/16 (b)	2,595,000	2,608,766
HCA, Inc. 3.496%, 11/18/13 (b)	104,810	104,256
3.496%, 03/17/17 (b)	251,355	248,371
Iasis Healthcare LLC 5.000%, 04/18/18 (b)	723,188	721,445
IMS Health, Inc. 4.500%, 11/09/16 (b)	655,651	657,699
inVentiv Health, Inc. 4.750%, 09/15/11 (b)	1,725,674	1,709,153
Kindred Healthcare, Inc. 5.250%, 06/01/18 (b)	1,620,000	1,620,000
MedAssets, Inc. 0.000%, 11/15/16 (b) (i)	900,000	903,263
Prime Healthcare Services, Inc. 7.250%, 04/28/15 (b)	1,382,500	1,347,937
Renal Advantage Holdings, Inc. 5.750%, 12/09/16 (b)	946,497	952,412
Universal Health Services, Inc. 4.000%, 10/17/16 (b)	994,809	999,296
Virtual Radiologic Corp. 7.750%, 12/22/15 (b)	1,346,625	1,333,159

		23,420,872

Security Description	Par Amount	Value

Health Care-Equipment & Supplies—0.3%
Hanger Orthopedic Group, Inc. 4.000%, 10/19/16 (b)	$1,243,750	$1,245,044
Select Medical Corp. 5.500%, 04/25/18 (b)	1,825,000	1,793,345

		3,038,389

Hotels, Restaurants & Leisure—0.4%
Dunkin’ Brands, Inc. 4.250%, 11/23/17 (b)	1,955,187	1,955,969
TASC, Inc. 4.500%, 12/18/15 (b)	738,689	739,664
Wendy’s/Arby’s Restaurants LLC 5.000%, 05/13/17 (b)	503,169	504,676

		3,200,309

Insurance—0.5%
Alliant Holdings I, Inc. 3.246%, 08/21/14 (b)	232,993	230,663
6.750%, 08/21/14 (b)	974,457	978,720
AmWINS Group, Inc. 2.756%, 06/11/13 (b)	728,181	720,903
CNO Financial Group, Inc. 6.250%, 09/30/16 (b)	411,709	413,638
Hub International Holdings, Inc. 6.750%, 06/13/14 (b)	1,051,275	1,052,153
USI Holdings Corp. 2.690%, 04/30/14 (b)	547,692	535,369
7.000%, 05/05/14 (b)	250,537	250,342

		4,181,788

Machinery—0.1%
Hudson Products Holdings, Inc. 7.250%, 08/24/15 (b)	560,750	529,909
Scotsman Industries, Inc. 5.760%, 04/30/16 (b)	495,000	496,856

		1,026,765

Media—0.5%
Charter Communications 7.250%, 09/08/16 (b)	1,333,083	1,330,743
Charter Communications Operating LLC 3.500%, 03/06/14 (b)	7,544	7,582
Digital Media 0.000%, 03/31/17 (b) (i)	847,875	851,584
Mediacom Broadband LLC 4.500%, 10/20/17 (b)	990,000	985,045

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Loan Participation—(Continued)

Security Description	Par Amount	Value

Media—(Continued)
Wideopenwest Finance LLC 6.690%, 06/18/14 (b)	$1,461,697	$1,466,726
2.686%, 06/30/14 (b)	292,857	284,392

		4,926,072

Metals & Mining—0.5%
American Rock Salt Holdings LLC 5.500%, 04/19/17 (b)	525,000	526,315
Fairmount Minerals Ltd. 5.250%, 03/01/17 (b)	1,162,500	1,166,133
Intersil Corp. 4.750%, 04/27/16 (b)	755,763	760,014
Niagra Corp. 10.500%, 06/29/14 (b)	299,283	296,040
Novelis, Inc. 3.750%, 03/10/17 (b)	820,875	823,207
Walter Energy, Inc. 4.000%, 02/28/18 (b)	875,000	876,343

		4,448,052

Oil & Gas Exploration & Production—0.6%
Frac Tech International LLC 6.250%, 04/19/16 (b)	3,159,728	3,159,933
Glenn Pool Oil & Gas Trust 4.500%, 05/02/16 (b)	2,684,511	2,691,223

		5,851,156

Personal Products—0.1%
DineEquity, Inc. 4.250%, 10/19/17 (b)	461,965	462,831
Revlon Consumer Products Corp. 4.750%, 08/15/15 (b)	787,906	790,223

		1,253,054

Pharmaceuticals—0.1%
Endo Pharmaceuticals Holdings, Inc. 4.000%, 07/18/11 (b)	1,200,000	1,205,586

Printing and Publishing—0.1%
Cengage Learning Acquisitions, Inc. 2.500%, 07/03/14 (b)	746,124	672,500

Road & Rail—0.0%
Kansas City Southern Railway Co. (The) 1.972%, 04/28/13 (b)	157,699	157,601

Security Description	Par Amount	Value

Software—0.1%
Verint Systems, Inc. 4.500%, 10/29/17 (b)	$575,000	$574,761

Specialty Retail—0.3%
HGI Holdings, Inc. 0.000%, 10/01/16 (b) (i)	421,656	425,476
Hillman Group, Inc. 5.000%, 06/26/16 (b)	272,250	273,611
Pilot Travel Centers LLC 4.250%, 03/30/18 (b)	700,000	703,210
Savers, Inc. 4.250%, 03/04/17 (b)	1,052,363	1,055,983

		2,458,280

Transportation—0.2%
CEVA Group plc 3.246%, 11/04/13 (b)	316,996	311,184
5.273%, 11/04/13 (b)	809,650	794,825
Swift Transportation Co., Inc. 6.000%, 12/14/16 (b)	636,764	641,142

		1,747,151

Utilities—0.2%
Calpine Corp. 4.500%, 03/01/18 (b)	1,226,925	1,216,441
NRG Energy, Inc. 0.000%, 05/05/18 (b) (i)	925,000	926,734

		2,143,175

Wireless Telecommunication Services—0.5%
CommScope, Inc. 5.000%, 01/03/18 (b)	633,413	638,166
Intelsat Jackson Holdings, Ltd. 3.285%, 02/01/14 (b)	450,000	432,936
MetroPCS Wireless, Inc. 3.952%, 03/17/18 (b)	997,498	999,837
Savvis Communication Corp. 6.750%, 08/04/16 (b)	501,471	504,764
Telesat Canada 3.190%, 10/23/14 (b)	1,711,458	1,691,006

		4,266,709

Total Loan Participation (Cost $107,474,954)		109,359,237

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—9.0%

Security Description	Par Amount	Value

Australia—0.0%
Queensland Treasury Corp., Series 13G
6.000%, 08/14/13 (AUD)	$138,000	$150,935

Brazil—1.9%
Asian Development Bank, Series GMTN
3.375%, 05/20/14 (NOK)	10,000,000	1,857,581
Brazilian Government International Bond
10.250%, 01/10/28 (BRL)	8,250,000	5,792,165
European Investment Bank, Series EMTN
10.000%, 09/10/13 (TRY)	175,000	111,824
International Bank for Reconstruction & Development (The)
3.250%, 04/14/14 (NOK)	30,000,000	5,566,958
10.000%, 03/02/17 (TRY)	1,750,000	1,141,098
5.750%, 10/21/19 (AUD)	3,000,000	3,174,246

		17,643,872

Canada—2.4%
Canada Housing Trust
3.750%, 03/15/20 (144A) (CAD)	7,675,000	8,231,452
3.800%, 06/15/21 (144A) (CAD)	3,750,000	3,998,198
Canada Housing Trust No. 1
3.350%, 12/15/20 (144A) (CAD)	500,000	516,453
Canadian Government Bond
2.000%, 06/01/16 (CAD)	3,780,000	3,860,951
4.250%, 06/01/18 (CAD)	1,485,000	1,692,926
Province of Ontario
5.500%, 04/23/13	3,356,000	3,625,464

		21,925,444

Cayman Islands—0.0%
LDK Solar Co., Ltd.
10.000%, 02/28/14 (CNY)	2,000,000	294,606

France—1.1%
France Government Bond OAT
3.750%, 04/25/17 (EUR)	3,937,000	5,990,488
French Treasury Note
2.250%, 02/25/16 (EUR)	3,000,000	4,289,609

		10,280,097

Germany—0.2%
Nordenia Holdings GMBH
9.750%, 07/15/17 (144A) (EUR)	950,000	1,509,662

Security Description	Par Amount	Value

Indonesia—0.3%
Indonesia Recap Bond Series FR19
14.250%, 06/15/13 (IDR)	$7,600,000,000	$1,016,739
Series FR20
14.275%, 12/15/13 (IDR)	4,350,000,000	597,720
Indonesia Treasury Bond
Series FR23
11.000%, 12/15/12 (IDR)	4,800,000,000	600,083
Series FR33
12.500%, 03/15/13 (IDR)	2,400,000,000	308,926
Series FR49
9.000%, 09/15/13 (IDR)	1,900,000,000	234,316

		2,757,784

Ireland—0.6%
Ardagh Packaging Finance plc
9.250%, 10/15/20 (144A) (EUR)	400,000	594,738
ATLAS VI Capital, Ltd.
11.797%, 04/07/14 (144A) (b) (EUR)	250,000	353,629
Ireland Government Bond
5.900%, 10/18/19 (EUR)	580,000	571,207
4.500%, 04/18/20 (EUR)	825,000	766,287
5.000%, 10/18/20 (EUR)	870,000	810,425
Nara Cable Funding, Ltd.
8.875%, 12/01/18 (144A) (EUR)	1,260,000	1,825,517

		4,921,803

Italy—0.3%
Lottomatica SpA
8.250%, 03/31/66 (144A) (b) (EUR)	1,957,000	2,840,943

Luxembourg—0.4%
Codere Finance Luxembourg S.A.
8.250%, 06/15/15 (144A) (EUR)	1,682,000	2,491,711
Telenet Finance III Luxembourg S.C.A.
6.625%, 02/15/21 (144A) (EUR)	550,000	773,567

		3,265,278

Mexico—0.0%
United Mexican States
7.500%, 01/14/12	84,000	87,024

Netherlands—0.4%
Kingdom of the Netherlands
5.000%, 07/15/12	130,000	195,461

See accompanying notes to financial statements.

20

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Netherlands—(Continued)
Rabobank Nederland
14.848%, 03/03/15 (d) (TRY)	$7,400,000	$3,343,379

		3,538,840

Norway—0.5%
Government of Norway
5.000%, 05/15/15 (NOK)	7,150,000	1,444,192
4.250%, 05/19/17 (NOK)	9,440,000	1,875,745
Norwegian Energy Co. ASA
12.900%, 11/20/14 (NOK)	4,000,000	687,863
Norwegian Government Bond
4.500%, 05/22/19 (NOK)	2,050,000	415,257
Sevan Marine ASA
12.700%, 10/24/12 (b) (NOK)	1,434,783	246,907

		4,669,964

Peru—0.0%
Republic of Peru
7.125%, 03/30/19	83,000	99,911

Russia—0.1%
Russian Federation 5.000%/7.500% , 03/31/30 (144A) (d)	1,035,837	1,224,878

Singapore—0.2%
Singapore Government Bond
1.625%, 04/01/13 (SGD)	1,850,000	1,538,464

South Africa—0.1%
Peermont Global Proprietary, Ltd.
7.750%, 04/30/14 (144A) (EUR)	920,000	1,175,823

Sweden—0.3%
Kingdom of Sweden, Series 1046
5.500%, 10/08/12 (SEK)	14,715,000	2,431,813

United Kingdom—0.2%
Ceva Group plc
8.500%, 12/01/14 (144A) (EUR)	469,000	645,392
Ineos Group Holdings plc
7.875%, 02/15/16 (144A)	850,000	1,206,722

		1,852,114

Total Foreign Bonds & Debt Securities (Cost $73,725,191)		82,209,255

U.S. Treasury & Government Agencies—6.9%
Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—3.1%
Fannie Mae 15 Yr. Pool 4.000%, 07/01/18	$532,709	$563,869
5.000%, 02/01/20	245,241	265,332
5.000%, 10/01/20	1,228,217	1,329,330
5.000%, 12/01/21	133,700	144,251
5.000%, 02/01/22	64,252	69,122
5.000%, 06/01/22	114,461	123,137
5.000%, 09/01/22	1,086,630	1,168,987
5.000%, 07/01/23	1,404,981	1,509,270
Fannie Mae 20 Yr. Pool 5.500%, 03/01/25	304,999	332,478
Fannie Mae 30 Yr. Pool 7.000%, 09/01/29	450	521
7.500%, 01/01/30	1,489	1,747
7.500%, 10/01/30	173	203
6.500%, 07/01/31	435	495
6.500%, 10/01/31	1,234	1,404
6.000%, 12/01/31	2,733	3,032
6.500%, 02/01/32	1,887	2,148
6.000%, 03/01/32	2,012	2,233
4.500%, 03/01/35	248,973	259,474
4.500%, 07/01/35	630,090	656,469
6.500%, 12/01/36	7,531	8,537
6.500%, 03/01/37	139,882	158,513
6.000%, 07/01/37	271,843	299,130
6.500%, 10/01/37	257,924	292,277
6.000%, 07/01/38	2,211,537	2,431,453
3.500%, 11/01/40	5,880,306	5,625,917
Fannie Mae Interest Strip 6.000%, 01/01/32 (h)	40,756	8,332
6.000%, 04/01/32 (h)	28,393	5,770
5.500%, 01/01/33 (h)	168,858	34,599
6.000%, 03/01/33 (h)	31,837	6,936
Fannie Mae REMICS 7.500%, 01/25/42	15,963	18,864
Freddie Mac 15 Yr. Gold Pool 5.500%, 10/01/16	4,472	4,840
6.000%, 06/01/17	43,495	47,117
4.500%, 11/01/18	223,043	238,459
5.000%, 12/01/21	409,101	441,002
Freddie Mac 30 Yr. Gold Pool 5.000%, 05/01/34	579,864	619,181
5.000%, 06/01/35	292,772	312,393
6.000%, 06/01/35	108,933	120,293
6.000%, 12/01/36	153,320	169,046

See accompanying notes to financial statements.

21

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
5.000%, 05/01/37	$1,653,573	$1,760,263
5.000%, 12/01/39	612,545	655,513
3.500%, 10/01/40	1,479,354	1,414,894
Freddie Mac REMICS 5.000%, 08/15/35	243,910	255,720
Freddie Mac Strips
1.392%, 06/01/31 (c) (j)	15,610	13,586
6.000%, 12/01/31 (h)	102,015	20,430
Ginnie Mae I 15 Yr. Pool 6.000%, 05/15/17	4,361	4,788
6.000%, 06/15/17	3,999	4,390
5.000%, 10/15/18	328,562	355,458
5.500%, 08/15/19	95,774	104,208
6.000%, 08/15/19	30,914	33,729
5.500%, 10/15/19	391,472	424,968
Ginnie Mae I 30 Yr. Pool 7.000%, 05/15/23	4,895	5,681
6.000%, 02/15/24	3,391	3,798
6.000%, 11/15/28	3,275	3,677
6.500%, 03/15/29	5,812	6,632
7.000%, 03/15/31	854	1,001
6.500%, 02/15/32	3,998	4,563
6.500%, 03/15/32	4,299	4,906
6.500%, 11/15/32	8,505	9,704
6.000%, 02/15/33	6,577	7,364
6.000%, 03/15/33	23,212	25,991
6.000%, 06/15/33	23,862	26,718
6.000%, 07/15/33	21,774	24,381
4.500%, 09/15/33	388,904	413,778
6.000%, 09/15/33	30,916	34,618
6.000%, 10/15/33	15,267	17,095
5.500%, 01/15/34	234,749	259,801
5.500%, 04/15/34	101,545	112,445
4.500%, 05/15/34	394,556	419,503
5.500%, 07/15/34	488,660	541,234
6.000%, 08/15/34	80,910	90,564
5.500%, 10/15/34	363,580	402,381
4.500%, 12/15/34	282,067	299,755
4.500%, 04/15/35	979,934	1,040,772
5.000%, 04/15/35	29,751	32,428
5.500%, 06/15/35	189,609	209,597
4.500%, 09/15/35	891,793	947,159
4.500%, 10/15/35	472,946	502,308
5.500%, 11/15/35	178,734	197,464
5.750%, 10/15/38	364,586	404,102

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 6.000%, 05/20/32	$48,801	$54,235
6.000%, 11/20/33	56,066	62,310
5.500%, 03/20/34	33,188	36,735
5.000%, 08/20/34	353,802	386,842

		28,913,650

Federal Agencies—0.5%
Ginnie Mae 4.500%, 09/20/39	2,000,000	2,041,371
1.757%, 10/16/43 (b) (h)	9,309,182	725,209
1.338%, 03/16/51 (b) (h)	13,805,920	786,920
1.826%, 04/16/51 (b) (h)	6,486,642	477,704
1.478%, 10/16/52 (b) (h)	6,468,534	513,356

		4,544,560

U.S. Treasury—3.3%
U.S. Treasury Bond 6.250%, 08/15/23 (a)	87,000	110,381
5.375%, 02/15/31 (a)	1,750,000	2,051,329
4.500%, 02/15/36	1,610,000	1,664,086
5.000%, 05/15/37 (a)	289,000	321,061
4.375%, 02/15/38	1,727,000	1,738,604
4.500%, 05/15/38 (a)	4,704,000	4,829,686
4.250%, 05/15/39 (a)	3,110,000	3,051,202
4.500%, 08/15/39 (a)	8,590,000	8,784,615
4.375%, 11/15/39	455,000	455,285
U.S. Treasury Note 3.125%, 05/15/19	6,700,000	6,918,795

		29,925,044

Total U.S. Treasury & Government Agencies (Cost $62,267,229)		63,383,254

Municipals—5.6%
Brazoria County TX, Harbor Navigation District Environmental Revenue Bonds, Dow Chemical Co. Project, Series A 5.950%, 05/15/33 (b)	3,360,000	3,391,920
Brunswick & Glynn County GA, Development Authority Revenue, Georgia-Pacific Corp. Project 5.550%, 03/01/26	800,000	753,272
Butler AL, Industrial Development Board Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project 5.750%, 09/01/28	625,000	596,763

See accompanying notes to financial statements.

22

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Municipals—(Continued)

Security Description	Par Amount	Value

California State University Revenue, Systemwide, Series A 5.000%, 11/01/39	$1,502,000	$1,411,084
Charleston SC, Waterworks & Sewer Revenue, Capital Improvement 5.000%, 01/01/35 – 01/01/41	1,725,000	1,813,639
Charlotte Special Facilities Revenue, Refunding Charlotte/Douglas International Airport 5.600%, 07/01/27	1,000,000	874,400
Connecticut State Health & Educational, Facilities Authority Revenue, Yale University
Series A-2 5.000%, 07/01/40	1,650,000	1,718,689
Series Z-1 5.000%, 07/01/42	1,451,000	1,490,235
Cook County IL, Revenue, Navistar International-Recovery Zone Facility 6.500%, 10/15/40	1,275,000	1,311,478
Dallas-Fort Worth TX, International Airport Facilities Improvement Corp. Revenue, American Airlines, Inc. 6.375%, 05/01/35	1,420,000	1,060,882
Hampton Roads Sanitation District VA, Wastewater Revenue 5.000%, 04/01/38	550,000	566,792
Houston TX, Higher Education Finance Corp. Revenue, Rice University Project, Series A 5.000%, 05/15/40	1,000,000	1,034,660
Indianapolis Airport Authority, Federal Express Corp. Project 5.100%, 01/15/17	660,000	724,792
Louisiana Local Government Environmental Facilities Community Development Authority Revenue, Westlake Chemical Corp. Projects 6.750%, 11/01/32	1,550,000	1,613,519
Massachusetts State Development Finance Agency Revenue Board Institute, Inc., Series A 5.250%, 04/01/37	1,350,000	1,363,216
5.375%, 04/01/41	400,000	404,652
Harvard University, Series B-1 5.000%, 10/15/40	800,000	838,040
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University, Series A 5.500%, 11/15/36	4,300,000	4,670,316

Security Description	Par Amount	Value

Massachusetts Institute of Technology, Series K 5.500%, 07/01/32	$950,000	$1,137,473
Massachusetts Institute of Technology, Series O 6.000%, 07/01/36	675,000	757,404
Missouri State Health & Educational Facilities Authority Revenue, Washington University, Series A 5.000%, 11/15/39	1,900,000	1,991,086
New Hampshire Health & Educational Facilities Authority Revenue, Wentworth Douglas Hospital, Series A 6.500%, 01/01/41	600,000	631,650
New Jersey Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc., Project 6.250%, 09/15/29	2,718,000	2,584,682
7.000%, 11/15/30 (b)	117,000	117,046
New Jersey State Transportation Trust Fund Authority, Transportation Systems, Series A 5.500%, 06/15/41	2,000,000	2,058,560
New York City Transitional Finance Authority Revenue, Future Tax Secured, Series C 5.000%, 11/01/33	300,000	312,921
New York State Dormitory Authority Revenues Non State Supported Debt, Columbia University 5.000%, 07/01/38 - 10/01/41	3,240,000	3,381,952
New York State Dormitory Authority Revenues Non State Supported Debt, Cornell University, Series A 5.000%, 07/01/35	175,000	182,459
Port of Corpus Christi Authority TX, Celanese Project, Series B 6.700%, 11/01/30	1,500,000	1,503,240
Selma AL, Industrial Development Board Revenue, Gulf Opportunity Zone, International Paper Co. Projects, Series A 6.250%, 11/01/33	800,000	842,824
St. John Baptist Parish LA, Revenue Bond, Marathon Oil Corp., Series A 5.125%, 06/01/37	1,710,000	1,630,981
State of Ohio, Solid Waste Disposal Revenue, USG Corp. Project 5.650%, 03/01/33	1,335,000	1,076,050

See accompanying notes to financial statements.

23

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Municipals—(Continued)

Security Description	Par Amount	Value

Sweetwater County WY, Solid Waste Disposal Revenue, FMC Corp. Project 5.600%, 12/01/35	$1,670,000	$1,630,838
Texas A&M University Permit University Fund, Series A 5.000%, 07/01/30	530,000	582,762
Texas Alliance Airport Authority, Inc. Special Facilities Revenue, American Airlines, Inc., Project 5.250%, 12/01/29	1,010,000	674,377
5.750%, 12/01/29	3,250,000	2,292,257
Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Project. 5.900%, 05/01/38 (b)	1,505,000	1,518,289
Texas Gulf Coast Waste Disposal Authority, Waste Management, Series A 5.200%, 05/01/28	945,000	953,562
Wisconsin State General Reserve 5.750%, 05/01/33	134,000	144,838
Yavapai County AZ, Industrial Development Authority Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series A-1 4.900%, 03/01/28	300,000	295,284

Total Municipals (Cost $49,523,266)		51,938,884

Asset-Backed Securities—4.6%

Asset-Backed Automobiles—0.2%
AmeriCredit Automobile Receivables Trust 4.200%, 11/08/16	400,000	411,474
4.040%, 07/10/17	300,000	297,696
Ford Auto Securitization Trust 1.793%, 09/15/13 (144A) (CAD)	207,463	215,351
2.431%, 11/15/14 (144A) (CAD)	450,000	467,151
Prestige Auto Receivables Trust 3.900%, 07/16/18 (144A)	577,000	581,462

		1,973,134

Asset Backed - Home Equity—1.5%
Accredited Mortgage Loan Trust 0.336%, 09/25/36 (b)	1,881,000	1,550,754
ACE Securities Corp. 1.086%, 12/25/34 (b)	578,893	439,145
0.236%, 08/25/36 (b)	293,333	277,410

Asset-Backed Securities—(Continued)
Security Description	Par Amount	Value

Asset Backed - Home Equity—(Continued)
Aegis Asset Backed Securities Trust 0.456%, 12/25/35 (b)	$1,489,560	$1,307,411
American General Mortgage Loan Trust 5.150%, 03/25/58 (144A) (b)	196,119	202,284
Ameriquest Mortgage Securities, Inc. 4.378%, 10/25/33 (b)	25,000	7,874
Asset Backed Securities Corp. Home Equity 0.626%, 04/25/35 (b)	502,487	487,714
Bayview Financial Acquisition Trust 0.686%, 06/28/44 (b)	418,342	262,109
Bear Stearns Asset Backed Securities Trust 1.036%, 12/25/33 (b)	320,284	271,965
1.236%, 10/25/34 (b)	835,000	591,023
0.316%, 10/25/36 (b)	464,639	426,881
Citigroup Mortgage Loan Trust, Inc. 0.936%, 05/25/35 (144A) (b)	429,900	336,667
0.246%, 07/25/45 (b)	484,405	397,036
Countrywide Asset-Backed Certificates 0.436%, 04/25/36 (b)	537,594	474,303
Home Equity Asset Trust 0.466%, 12/25/35 (b)	400,649	368,593
Irwin Home Equity Corp. 0.886%, 04/25/30 (b)	450,000	354,762
MASTER Asset Backed Securities Trust 5.436%, 12/25/32 (b)	13,521	1,776
0.636%, 03/25/35 (b)	1,000,000	889,687
0.616%, 05/25/35 (b)	147,861	144,153
Morgan Stanley Capital, Inc. 0.286%, 08/25/36 (b)	28,424	28,364
0.256%, 10/25/36 (b)	403,358	360,034
0.246%, 12/25/36 (b)	217,676	207,192
Morgan Stanley Home Equity Loan Trust 0.286%, 04/25/37 (b)	500,595	469,554
Novastar Home Equity Loan 0.556%, 01/25/36 (b)	1,000,000	845,973
Option One Mortgage Loan Trust 0.446%, 11/25/35 (b)	886,433	837,183
0.306%, 02/25/38 (b)	198,024	193,454
Residential Asset Mortgage Products, Inc. 0.656%, 07/25/35 (b)	525,000	466,186
Residential Asset Securities Corp. 0.656%, 12/25/34 (b)	511,805	479,415
0.626%, 08/25/35(b)	517,000	494,011
0.416% - 0.436%, 01/25/36 (b)	52,806	48,615
Soundview Home Equity Loan Trust 0.306%, 01/25/37 (b)	170,580	166,212

See accompanying notes to financial statements.

24

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Schedule of Investments as of June 30, 2011 (Unaudited)

Asset - Backed Securities—(Continued)

Security Description	Par Amount	Value

Asset Backed - Home Equity—(Continued)
Wells Fargo Home Equity Trust 0.536%, 11/25/35 (b)	$337,147	$328,325
0.596%, 11/25/35 (b)	311,000	271,984

		13,988,049

Asset Backed - Other—2.9%
Carrington Mortgage Loan Trust 0.676%, 02/25/35 (b)	329,429	327,611
0.586%, 09/25/35 (b)	186,810	166,497
0.296%, 07/25/36 (b)	569,150	538,078
0.306%, 02/25/37 (b)	228,219	217,552
0.286%, 06/25/37 (b)	217,643	198,113
Citicorp Residential Mortgage Securities, Inc. 5.939%, 07/25/36 (d)	1,560,000	1,527,182
5.775%, 09/25/36 (d)	1,500,000	1,476,805
5.892%, 03/25/37 (d)	1,150,000	1,101,925
Conseco Finance Securitizations Corp. 6.910%, 05/01/33 (d)	2,953	3,124
7.360%, 09/01/33	1,981	2,139
6.681%, 12/01/33 (b)	75,069	80,034
Conseco Financial Corp. 7.860%, 03/01/30 (b)	129,257	121,033
Countrywide Asset-Backed Certificates 0.606%, 08/25/35 (b)	876,222	833,466
4.456%, 10/25/35 (b)	619,630	610,954
0.696%, 11/25/35 (b)	1,065,000	976,690
0.366%, 06/25/36 (b)	755,585	633,886
0.366%, 08/25/36 (b)	482,158	410,783
0.386%, 02/25/37 (144A) (b)	443,176	282,533
0.236%, 07/25/37 (b)	253,735	247,953
5.683%, 10/25/46 (b)	825,921	806,983
Credit-Based Asset Servicing and Securitization LLC 6.250%, 10/25/36 (144A) (d)	375,000	374,232
0.276%, 04/25/37 (b)	396,783	291,786
Dominos Pizza Master Issuer LLC 5.261%, 04/25/37 (144A)	2,800,000	2,838,319
7.629%, 04/25/37 (144A)	1,602,000	1,632,950
Ellington Loan Acquisition Trust 0.986%, 05/27/37 (144A) (b)	340,337	310,178
FBR Securitization Trust 0.476%, 09/25/35 (b)	401,092	379,532
0.886%, 10/25/35 (b)	180,830	106,733
First Franklin Mortgage Loan Asset Backed Certificates 0.726%, 09/25/34 (b)	266,900	252,748

Security Description	Par Amount	Value

Asset Backed - Other—(Continued)
0.636%, 03/25/35 (b)	$295,232	$275,113
0.696%, 09/25/35 (b)	650,000	568,923
Fremont Home Loan Trust 0.296%, 02/25/36 (b)	31,224	30,964
Greenpoint Manufactured Housing 8.450%, 06/20/31 (b)	161,551	167,577
GSAMP Trust 0.616%, 03/25/35 (b)	218,089	207,933
0.286%, 08/25/36 (b)	320,956	306,742
0.316%, 01/25/37 (b)	227,409	204,594
Indymac Residential Asset Backed Trust 0.316%, 04/25/47 (b)	68,957	68,273
JPMorgan Mortgage Acquisition Corp. 0.426%, 12/25/35 (b)	176,048	159,282
Leaf II Receivables Funding LLC 4.900%, 02/20/22 (144A)	600,000	594,960
Lehman ABS Manufactured Housing Contract Trust 5.873%, 05/15/22	501,065	530,027
Lehman XS Trust 0.536%, 12/25/35 (b)	699,312	191,065
Madison Avenue Manufactured Housing Contract Trust 3.436%, 03/25/32 (b)	250,000	237,563
2.436%, 03/25/32 (b)	1,500,000	1,466,138
Mid-State Trust 7.540%, 02/15/36	52,292	49,391
5.250%, 12/15/45 (144A)	534,394	535,578
7.000%, 12/15/45 (144A)	485,813	484,709
Newcastle Investment Trust 2.450%, 12/10/33 (144A)	239,656	239,318
Origen Manufactured Housing 5.910%, 01/15/35 (b)	671,702	713,606
Residential Asset Mortgage Products, Inc. 0.346%, 08/25/36 (b)	430,635	376,576
Sasco Net Interest Margin Trust 1.277%, 05/27/33 (144A) (c) (g)	47,096	15
Sierra Receivables Funding Co. LLC 3.350%, 04/20/26 (144A)	856,198	859,282
Specialty Underwriting & Residential Finance 0.436%, 09/25/36 (b)	156,582	150,395
Structured Asset Investment Loan Trust 0.586%, 05/25/35 (b)	471,477	456,431

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Asset - Backed Securities—(Continued)

Security Description	Par Amount	Value

Asset Backed - Other—(Continued)
Structured Asset Securities Corp. 4.510%, 02/25/35 (d)	$31,944	$31,993
0.316%, 03/25/37 (b)	300,000	246,863
TAL Advantage LLC 4.310%, 05/20/26 (144A)	595,000	585,546
TIAA Commercial Real Estate Securitization 6.840%, 05/22/37 (144A)	100,000	41,000

		26,529,676

Total Asset-Backed Securities (Cost $41,162,168)		42,490,859

Convertible Bonds—3.6%

Biotechnology—0.2%
Cubist Pharmaceuticals, Inc. 2.500%, 11/01/17	800,000	1,118,000
PDL BioPharma, Inc. 3.750%, 05/01/15	1,050,000	1,022,437

		2,140,437

Communications Equipment—0.1%
MasTec, Inc. 4.000%, 06/15/14 (a)	495,000	708,469

Electrical Equipment—0.2%
General Cable Corp. 4.500%, 11/15/29 (a) (k)	1,430,000	1,968,038

Electronic Equipment, Instruments & Components—0.1%
Anixter International, Inc. 1.000%, 02/15/13	105,000	125,081
Vishay Intertechnology, Inc. 2.250%, 05/15/41 (144A) (a)	1,035,000	976,782

		1,101,863

Health Care Equipment & Supplies—0.5%
Hologic, Inc. 2.000%, 12/15/37 (a) (k)	2,000,000	2,295,000
NuVasive, Inc. 2.750%, 07/01/17	1,860,000	1,887,044

		4,182,044

Health Care Providers & Services—0.1%
Omnicare, Inc. 3.250%, 12/15/35	568,000	545,990

Convertible Bonds—(Continued)
Security Description	Par Amount	Value

Internet Software & Services—0.1%
WebMD Health Corp. 2.250%, 03/31/16 (144A)	$800,000	$770,000
2.500%, 01/31/18 (144A)	575,000	556,169

		1,326,169

Marine—0.1%
Horizon Lines, Inc. 4.250%, 08/15/12 (a)	1,114,000	907,910

Oil, Gas & Consumable Fuels—0.7%
Chesapeake Energy Corp. 2.500%, 05/15/37 (a)	990,000	1,046,925
2.250%, 12/15/38 (a)	1,250,000	1,139,062
James River Coal Co. 3.125%, 03/15/18 (144A)	860,000	860,000
Massey Energy Co. 3.250%, 08/01/15	3,264,000	3,480,240

		6,526,227

Paper & Forest Products—0.1%
Sino-Forest Corp. 5.000%, 08/01/13	500,000	237,500
4.250%, 12/15/16 (144A)	1,246,000	529,550

		767,050

Semiconductors & Semiconductor Equipment—0.9%
Intel Corp. 2.950%, 12/15/35 (a)	4,130,000	4,290,037
Lam Research Corp. 1.250%, 05/15/18 (144A) (a)	1,220,000	1,216,950
Novellus Systems, Inc. 2.625%, 05/15/41 (144A)	2,790,000	2,971,350

		8,478,337

Software—0.1%
Mentor Graphics Corp. 4.000%, 04/01/31 (144A) (a)	1,025,000	1,027,563

Wireless Telecommunication Services—0.4%
InterDigital, Inc. 2.500%, 03/15/16 (144A)	1,055,000	1,109,069
NII Holdings, Inc. 3.125%, 06/15/12 (a)	2,083,000	2,096,018

		3,205,087

Total Convertible Bonds (Cost $29,629,475)		32,885,184

See accompanying notes to financial statements.

26

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Preferred Stocks—1.1%

Security Description	Shares	Value

Diversified Financial Services—1.1%
Citigroup Capital XIII 7.875%, 10/30/40 (a) (b)	73,000	$2,027,940
GMAC Capital Trust I 8.125%, 02/15/40 (a) (b)*	26,000	667,979
JPMorgan Chase & Co. 7.900%, 04/29/49 (a) (b)	4,343,000	4,680,647
Qwest Corp. 7.375%, 06/01/51 (a)*	109,000	2,843,810

		10,220,376

Total Preferred Stocks (Cost $8,748,768)		10,220,376

Convertible Preferred Stocks—0.6%
Security Description	Par Amount	Value

Commercial Banks—0.3%
Wells Fargo & Co., Series L 7.500%, due 12/31/49	$3,015	3,195,900

Real Estate Management & Development—0.3%
Forest City Enterprises, Inc., Series A 7.000%, due 03/09/13	33,370	2,277,503

Total Convertible Preferred Stocks (Cost $4,815,232)		5,473,403

Common Stocks—0.1%
Security Description	Shares	Value

Airlines—0.0%
Delta Air Lines, Inc.* (a)	2,000	18,340
United Continental Holdings, Inc.* (a)	544	12,311

		30,651

Auto Components—0.0%
Lear Corp. (a)	3,711	198,464

Building Products—0.0%
Ainsworth Lumber Co., Ltd.*	54,081	143,020
Owens Corning, Inc.* (a)	2,967	110,817

		253,837

Capital Markets—0.1%
Legg Mason, Inc. (a)	10,264	336,249

Common Stocks—(Continued)
Security Description	Shares	Value

Chemicals—0.0%
Sterling Chemicals, Inc.*	35	$92

Commercial Services & Supplies—0.0%
Comdisco Holding Co., Inc.	83	517

Diversified Financial Services—0.0%
BTA Bank JSC (GDR) (144A)* (g)	1,133	9,124
Leucadia National Corp. (a)	26	887

		10,011

Diversified Telecommunication Services—0.0%
Cincinnati Bell, Inc.* (a)	35	116

Food Products—0.0%
Smithfield Foods, Inc.* (a)	2,165	47,348

Insurance—0.0%
CNO Financial Group, Inc.* (a)	5,666	44,818

Media—0.0%
Knology, Inc.* (a)	99	1,470

Metals & Mining—0.0%
Knia Holdings* (g)	5,112	35,730

Wireless Telecommunication Services—0.0%
USA Mobility, Inc. (a)	4	61

Total Common Stocks (Cost $1,134,401)		959,364

Warrants—0.0%
Republic of Venezuela, expires 04/15/20*	1,700	46,325
Mediq, Inc., expires 06/1/09* (g)	110	0
Smurfit Kappa Group plc, expires 10/01/13* (144A) (g)	42	2,608

Total Warrants (Cost $9,369)		48,933

Short-Term Investments—12.5%
Security Description	Par Amount	Value

Mutual Funds—11.2%
State Street Navigator Securities Lending Prime Portfolio (l)	103,587,533	103,587,533

See accompanying notes to financial statements.

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Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $11,947,003 on 07/01/11 collateralized by $12,130,000 Freddie Mac at 5.000% due 04/08/30 with a value of $12,190,650.	$11,947,000	11,947,000

Total Short-Term Investments (Cost $115,534,533)		115,534,533

Total Investments—107.8% (Cost $949,158,108#)		992,563,081
Other Assets and Liabilities (net)—(7.8)%		(72,208,342)

Net Assets—100.0%		$920,354,739

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $949,158,108. Aggregate unrealized appreciation and depreciation of investments were $56,419,387 and $(13,014,414), respectively, resulting in a net unrealized appreciation of $43,404,973 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $103,587,533 and the collateral received consisted of cash in the amount of $104,461,050 and non-cash collateral with a value of $2,858,299. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statements of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities
(c)	Zero coupon bond—Interest rate represents current yield to maturity.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(e)	Security is in default and/or issuer is in bankruptcy.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees.
(h)	Interest only security.
(i)	This Senior Loan will settle after June 30, 2011, at which time the interest rate will be determined.
(j)	Principal only security.
(k)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(l)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $247,715,565, which was 26.9% of net assets.
GDR—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
AUD—	Australian Dollar
BRL—	Brazilian Real
CLP—	Chilean Peso
CAD—	Canadian Dollar
CNY—	China Yuan Renminbi
DKK—	Danish Krone
EUR—	Euro
IDR—	Indonesian Rupiah
NOK—	Norwegian Krone
SEK—	Swedish Krona
SGD—	Singapore Dollar
TRY—	Turkish Lira

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$358,395,746	$—	$358,395,746
Total Mortgage-Backed Securities*	—	119,664,053	—	119,664,053
Total Loan Participation*	—	109,359,237	—	109,359,237
Total Foreign Bonds & Debt Securities*	—	82,209,255	—	82,209,255
Total U.S. Treasury & Government Agencies*	—	63,383,254	—	63,383,254
Municipals	—	51,938,884	—	51,938,884
Asset-Backed Securities
Asset-Backed—Automobiles	—	1,973,135	—	1,973,135
Asset-Backed—Home Equity	—	13,591,013	—	13,591,013
Asset-Backed—Other	—	26,926,696	15	26,926,711
Total Asset-Backed Securities	—	42,490,844	15	42,490,859
Total Convertible Bonds*	—	32,885,184	—	32,885,184
Total Preferred Stocks*	2,027,940	8,192,436	—	10,220,376
Total Convertible Preferred Stocks*	5,473,403	—	—	5,473,403
Common Stocks
Airlines	30,651	—	—	30,651
Auto Components	198,464	—	—	198,464
Building Products	253,837	—	—	253,837
Capital Markets	336,249	—	—	336,249
Chemicals	92	—	—	92
Commercial Services & Supplies	517	—	—	517
Diversified Financial Services	887	—	9,124	10,011
Diversified Telecommunication Services	116	—	—	116
Food Products	47,348	—	—	47,348
Insurance	44,818	—	—	44,818
Media	1,470	—	—	1,470
Metals & Mining	—	—	35,730	35,730
Wireless Telecommunication Services	61	—	—	61
Total Common Stocks	914,510	—	44,854	959,364

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Description	Level 1	Level 2	Level 3	Total
Warrants	$—	$46,325	$2,608	$48,933
Short-Term Investments
Mutual Funds	103,587,533	—	—	103,587,533
Repurchase Agreements	—	11,947,000	—	11,947,000
Total Short-Term Investments	103,587,533	11,947,000	—	115,534,533
Total Investments	$112,003,386	$880,512,218	$47,477	$992,563,081

Forward Contracts**
Forward Contracts to Sell Appreciation	$—	$89,633	$—	$89,633
Forward Contracts to Sell (Depreciation)	—	(325,740)	—	(325,740)
Total Forward Contracts	$—	$(236,107)	$—	$(236,107)
Futures Contracts**
Futures Contracts Long (Depreciation)	$(155,290)	$—	$—	$(155,290)
Futures Contracts Short (Depreciation)	(147,753)	—	—	(147,753)
Total Futures Contracts	$(303,043)	$—	$—	$(303,043)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts	Change in Unrealized Appreciation/ (Depreciation)	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of June 30, 2011	Change in Unrealized Appreciation/ (Depreciation) for Investments still held at June 30, 2011
Domestic Bonds & Debt Securities
Metals & Mining	$—	$32,402	$(34,387)	$1,985	$—	$—	$—
Asset-Backed Securities
Asset-Backed—Other	15	—	—	—	—	15	—
Common Stocks
Metals & Mining	35,730	—	—	—	—	35,730	—
Diversified Financial Services	21,095	—	(11,971)	—	—	9,124	(11,971)
Loan Participation
Mining, Steel, Iron and Non-Precious Metals	275,697	—	—	—	(275,697)	—	—
Warrants
Media	1,919	—	689	—	—	2,608	689

Total	$334,456	$32,402	$(45,669)	$1,985	$(275,697)	$47,477	$(11,282)

Domestic Bonds & Debt Securities in the amount of $1,985 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

Loan Participation in the amount of $275,697 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a) (b)	$980,616,081
Repurchase Agreement	11,947,000
Cash denominated in foreign currencies (c)	23,265,381
Receivable for investments sold	3,169,792
Receivable for shares sold	1,541,161
Dividends receivable	821
Variation margin on futures contracts	257,387
Interest receivable	9,958,677

Total assets	1,030,756,300

Liabilities
Due to custodian (d)	902,151
Payables for:
Investments purchased	4,603,714
Shares redeemed	456,495
Unrealized depreciation on forward currency contracts	236,107
Collateral for securities loaned	103,587,533
Accrued Expenses:
Management fees	430,892
Distribution and service fees - Class E	23,423
Administration fees	4,206
Custodian and accounting fees	52,381
Deferred trustees’ fees	20,516
Other expenses	84,143

Total liabilities	110,401,561

Net Assets	$920,354,739

Net Assets Represented by
Paid in surplus	$842,846,173
Accumulated net realized gain	9,395,105
Unrealized appreciation on investments, futures contracts, and foreign currency transactions	44,100,498
Undistributed net investment income	24,012,963

Net Assets	$920,354,739
Net Assets
Class A	$721,163,647
Class E	199,191,092
Capital Shares Outstanding*
Class A	65,971,330
Class E	18,310,049
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.93
Class E	10.88
*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $937,211,108.
(b)	Includes securities loaned at value of $104,461,050.
(c)	Identified cost of cash denominated in foreign currencies was $22,036,473.
(d)	Includes $585,725 of restricted cash pledged as collateral for open futures contracts.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$201,234
Interest (b)	26,835,708

Total investment income	27,036,942

Expenses
Management fees	2,464,723
Administration fees	22,684
Custodian and accounting fees	159,290
Distribution and service fees - Class E	128,927
Audit and tax services	27,194
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	27,904
Insurance	3,007
Miscellaneous	4,044

Total expenses	2,874,442

Net investment income	24,162,500

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	12,271,884
Futures contracts	(1,670,859)
Foreign currency transactions	(1,079,763)

Net realized gain on investments, futures contracts and foreign currency transactions	9,521,262

Net change in unrealized appreciation (depreciation) on:
Investments	(4,580,236)
Futures contracts	(1,604,914)
Foreign currency transactions	323,819

Net change in unrealized depreciation on investments, futures contracts, and foreign currency transactions	(5,861,331)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	3,659,931

Net Increase in Net Assets from Operations	$27,822,431

(a)	Net of foreign withholding taxes of $35,861.
(b)	Includes net income on securities loaned of $34,904.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$24,162,500	$39,511,315
Net realized gain on investments, futures contracts and foreign currency transactions	9,521,262	10,743,015
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(5,861,331)	25,014,675

Net increase in net assets resulting from operations	27,822,431	75,269,005

Distributions to Shareholders
From net investment income
Class A	(32,248,910)	(27,476,998)
Class E	(8,069,819)	(4,533,979)
From net realized gains
Class A	(4,299,826)	—
Class E	(1,097,212)	—

Net decrease in net assets resulting from distributions	(45,715,767)	(32,010,977)

Net increase in net assets from capital share transactions	144,304,786	188,236,086

Net Increase in Net Assets	126,411,450	231,494,114
Net assets at beginning of period	793,943,289	562,449,175

Net assets at end of period	$920,354,739	$793,943,289

Undistributed net investment income at end of period	$24,012,963	$40,169,192

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	8,571,887	$73,472,448	14,775,929	$159,371,127
Fund subscription in kind	664,304	29,894,765	—	—
Reinvestments	3,350,022	36,548,736	2,619,352	27,476,998
Redemptions	(3,819,244)	(42,640,705)	(6,882,059)	(73,906,776)

Net increase	8,766,969	97,275,244	10,513,222	$112,941,349

Class E
Sales	6,103,107	$67,822,382	8,877,274	$95,732,727
Reinvestments	844,110	9,167,031	433,874	4,533,979
Redemptions	(2,681,407)	(29,959,871)	(2,320,301)	(24,971,969)

Net increase	4,265,810	$47,029,542	6,990,847	$75,294,737

Increase derived from capital shares transactions		$144,304,786		$188,236,086

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,				Period Ended December 31,		Year Ended October 31,
			2010	2009	2008	2007	2006(b)		2006
Net Asset Value, Beginning of Period	$11.15		$10.47	$8.37	$10.02	$9.46	$9.81		$9.56

Income (Loss) from Investment Operations
Net Investment Income(a)	0.32		0.64	0.68	0.64	0.51	0.07		0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.06		0.60	1.94	(1.63)	0.12	0.04		0.15

Total From Investment Operations	0.38		1.24	2.62	(0.99)	0.63	0.11		0.64

Less Distributions
Distributions from Net Investment Income	(0.53)		(0.56)	(0.52)	(0.66)	(0.07)	(0.46)		(0.39)
Distributions from Net Realized Capital Gains	(0.07)		—	—	—	—	—		—

Total Distributions	(0.60)		(0.56)	(0.52)	(0.66)	(0.07)	(0.46)		(0.39)

Net Asset Value, End of Period	$10.93		$11.15	$10.47	$8.37	$10.02	$9.46		$9.81

Total Return (%)	3.44		12.17	33.09	(10.74)	6.65	1.10		6.95

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.65	*	0.67	0.66	0.67	0.76	0.85	*	0.88
Ratio of Net Expenses to Average Net Assets (%)(d)	0.65	*	0.67	0.66	0.67	0.76	0.85	*	0.88
Ratio of Net Investment Income to Average Net Assets (%)	5.71	*	5.94	7.25	6.77	5.28	4.56	*	5.13
Portfolio Turnover Rate (%)	18.7		33.4	31.7	45.4	44.5	6.4		33.0
Net Assets, End of Period (in millions)	$721.2		$638.0	$488.9	$317.1	$327.7	$253.8		$243

	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008(c)
Net Asset Value, Beginning of Period	$11.10		$10.43	$8.34	$9.51

Income Gain (Loss) from Investment Operations
Net Investment Income(a)	0.31		0.62	0.66	0.43
Net Realized and Unrealized Gain (Loss) on Investment	0.06		0.60	1.94	(1.60)

Total From Investment Operations	0.37		1.22	2.60	(1.17)

Less Distributions
Distributions from Net Investment Income	(0.52)		(0.55)	(0.51)	—
Distributions from Net Realized Capital Gains	(0.07)		—	—	—

Total Distributions	(0.59)		(0.55)	(0.51)	—

Net Asset Value, End of Period	$10.88		$11.10	$10.43	$8.34

Total Return (%)	3.36		12.04	32.76	(12.30)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.80	*	0.82	0.81	0.84	*
Ratio of Net Expenses to Average Net Assets (%)(d)	0.80	*	0.82	0.81	0.84	*
Ratio of Net Investment Loss to Average Net Assets (%)	5.56	*	5.79	6.86	6.97	*
Portfolio Turnover Rate (%)	18.7		33.4	31.7	45.4
Net Assets, End of Period (in millions)	$199.2		$155.9	$73.6	$6.9

*	Annualized
(a)	Per share amount based on average shares outstanding during the period.
(b)	Fiscal year end changed on November 1, 2006 from October 31 to December 31.
(c)	Commencement of operations—04/28/2008.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by certain Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, paydown transactions, forwards transaction, contingent payment debt instrument adjustments, defaulted bond income accruals, premium amortization adjustments, straddle loss deferral, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2011, the Portfolio had no forward commitments and when-issued and delayed-delivery securities.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$2,464,723	0.60%	First $500 Million

	0.55%	$500 Million to $1 Billion

	0.53%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.25% of the average daily net assets of the Portfolio attributable to its Class E Shares with respect to activities primarily intended to result in the sale of Class E Shares. However, under the Class E distribution agreement, payments to the Distributor for activities pursuant to the Class E distribution plan are currently limited to payments at an annual rate equal to 0.15% of average daily net assets of the Portfolio attributable to its Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$1,973,816	$260,867,094	$3,846,413	$150,634,898

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$236,107

Total		$—		$236,107

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Foreign Currency Exchange	Total

Foreign currency transactions	$—	$(1,079,763)	$(1,079,763)

Futures contracts	(1,670,859)	—	(1,670,859)

	$(1,670,859)	$(1,079,763)	$(2,750,622)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Foreign currency transactions	$—	$25,442	$25,442

Futures contracts	(1,604,914)	—	(1,604,914)

	$(1,604,914)	$25,442	$(1,579,472)

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5. Investments in Derivative Instruments - continued

For the six months ended June 30, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Average Notional Amounts or Face Amounts(a)	Interest Rate Risk	Foreign Currency Risk	Total

Futures contracts long	$9,516,667	$—	$9,516,667

Futures contracts short	(110,283,333)	—	(110,283,333)

Foreign currency transactions	—	25,414,314	25,414,314

(a)	Averages are based on daily activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at June 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

9/15/2011	UBS AG	2,415,000	AUD	$2,568,269	$2,517,886	$(50,383)

7/15/2011	UBS AG	3,000,000	EUR	4,355,851	4,445,484	89,633

9/15/2011	UBS AG	16,000,000	EUR	23,189,837	22,914,480	(275,357)

Net Unrealized Depreciation						$(236,107)

AUD—Australian Dollar

EUR—Euro

7. Futures Contracts

The futures contracts outstanding as of June 30, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Depreciation

U.S. Treasury Bond 30 Year Futures	09/21/2011	26	$3,239,306	$3,198,812	$(40,494)

U.S. Treasury Note 10 Year Futures	09/21/2011	13	1,591,927	1,590,266	(1,661)

Ultra Long U.S. Treasury Bond	09/21/2011	60	7,688,135	7,575,000	(113,135)

Futures Contracts - Short

U.S. Treasury Note 2 Year Futures	09/30/2011	(71)	$(15,556,569)	$(15,573,406)	$(16,837)

U.S. Treasury Note 5 Year Futures	09/30/2011	(810)	(96,417,288)	(96,548,204)	(130,916)

Net Unrealized Depreciation					$(303,043)

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio;

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Market, Credit and Counterparty Risk - continued

conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$32,010,977	$20,142,062	$—	$—	$32,010,977	$20,142,062

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$40,312,010	$5,397,033	$49,709,161	$—	$95,418,204

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

11. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Pyramis® Government Income Portfolio

Managed By Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

Performance

Since its May 2, 2011 inception, the Class B shares of the Pyramis® Government Income Portfolio returned 1.00% compared to the 1.12% return of its benchmark, the Barclays Capital U.S. Universal Index1.

Market Environment/Conditions

Investment grade bond markets returned a total of 2.72%, as measured by the Barclays Capital Aggregate Bond Index, in the first half of 2011. Government bonds rallied during the period because the European debt crisis re-surfaced which caused investors to shift into safe-haven assets. Government bonds also rallied as U.S. economic data weakened, which was of particular concern because the Federal Reserve reached the scheduled end of its second round of quantitative easing support for the economy. Furthermore, fears about an economic slowdown caused many investors to expect a possible third round of quantitative easing resulting in an increase in longer-term inflationary pressures, causing longer-maturity Treasury Inflation Protected Securities (TIPS) to perform especially well. Shorter-maturity TIPS performed well early in 2011 after food and energy prices increased. For the period as a whole, yields fell across the curve and two-year Treasury yields reached an all-time record low of just 0.32%. For the first six months of the year, the yield curve steepened marginally as short-maturity yields declined more than long maturity yields. However, at the end of June, yields increased somewhat as some investors concluded that economic weakness had been partially caused by temporary factors such as supply chain disruptions following the Japanese earthquake in March. Agencies performed in line with Treasuries for the period as Fannie Mae and Freddie Mac remained under federal government conservatorship and investors expected no change to that status in the near term.

Mortgage backed securities (MBS) outperformed conventional Treasuries and agencies. MBS benefited because homeowners in the US refinanced their mortgages more slowly than might have otherwise been expected. MBS holders benefit when refinancing is slower than expected, because investors would prefer to continue collecting existing “premium” level coupons instead of having to lock in lower coupons at currently available rates.

Portfolio Review/Current Positioning

The Portfolio was established on May 2nd, giving it less than two months of track record by the end of June. At the end of June, the Portfolio had a small underweight position in conventional Treasuries that was partially offset by a small out-of-benchmark position in long-maturity TIPS. The Portfolio also had a small underweight position in government-related securities, and within that sector, it underweighted the direct debt of Fannie Mae and Freddie Mac and overweighted

Federal Deposit Insurance Corporation insured and other types of government-related debt. The Portfolio also held an overweight position in MBS, with a particular emphasis on agency-guaranteed collateralized mortgage backed securities (CMOs).

One detractor was that the Portfolio was positioned with the expectation that there would be a decrease in the yield difference between 5-year yields and 30-year yields. However, this difference actually increased during the period, owing to ongoing concerns about the US Treasury debt ceiling and the flight-to-quality triggered by peripheral Europe debt fears.

Supporting performance was the Portfolio’s long position in 30-year TIPS versus a sale of the 30-year nominal Treasury. Over the holding period, long TIPS outperformed owing to strong TIPS carry and stable breakeven inflation expectations.

Bill Irving,

Portfolio Manager

Franco Castagliuolo,

Portfolio Manager

Pyramis Global Advisors, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Pyramis® Government Income Portfolio

Portfolio Composition as of June 30, 2011

Top Issuers

% of Net Assets
U.S. Treasury Notes	28.0
Fannie Mae Pool	23.5
Federal Home Loan Banks	10.3
U.S. Treasury Bonds	9.2
Freddie Mac Gold Pool	6.9
Ginnie Mae I pool	4.2
Government National Mortgage Association	3.5
NCUA Guaranteed Notes	3.5
Citigroup Funding, Inc.	2.8
Freddie Mac REMICS	2.7

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	83.2
Cash & Equivalents	9.0
Domestic Bonds & Debt Securities	6.9
Foreign Bonds & Debt Securities	0.9

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Pyramis® Government Income Portfolio

Pyramis® Government Income Portfolio managed by

Pyramis Global Advisors, LLC. vs. Barclays Capital U.S. Universal Index1

Cumulative Return[2] (for the period ended June 30, 2011)
Cumulative Since Inception[3]
Pyramis® Government Income Portfolio—Class B	1.00%
Barclays Capital U.S. Universal Index[1]	1.12%

1The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2 “Cumulative Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class B shares is 5/2/11. Index returns are based on an inception date of 5/2/11.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Pyramis® Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 2, 2011 through June 30, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 2, 2011**	Ending Account Value June 30, 2011	Expenses Paid During Period*** May 2, 2011 to June 30, 2011

Class B(a)
Actual	1.05%	$1,000.00	$1,010.00	$1.76
Hypothetical*	1.05%	1,000.00	1,006.60	1.76

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Commencement of operations—May 2, 2011.

*** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent two month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (60 days) in the most recent period, divided by 365 (to reflect the two month period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

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Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—97.3% of Net Assets

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed—81.4%
Fannie Mae 15 Yr. Pool 4.000%, 10/01/24	$196,982	$205,611
4.000%, 04/01/26	199,039	207,696
3.500%, 05/01/26	99,531	101,558
3.000%, TBA (a)	700,000	695,625
3.500%, TBA (a)	200,000	203,688
4.500%, TBA (a)	100,000	106,031
5.000%, TBA (a)	100,000	107,297
Fannie Mae 30 Yr. Pool 5.000%, 05/01/35	619,950	661,993
5.000%, 07/01/35	1,181,573	1,262,443
6.000%, 09/01/37	409,120	450,187
6.000%, 02/01/38	195,267	214,868
5.500%, 05/01/38	299,681	324,697
6.000%, 07/01/38	83,633	92,028
6.000%, 10/01/38	292,698	322,078
4.000%, 11/01/40	1,903,553	1,907,429
4.000%, 02/01/41	999,158	1,000,881
3.500%, 03/01/41	1,093,493	1,047,383
4.000%, 03/01/41	397,343	398,028
4.500%, 04/01/41	2,450,370	2,539,746
4.500%, 05/01/41	479,698	497,196
4.500%, 06/01/41	3,006,850	3,116,523
4.500%, TBA (a)	1,000,000	1,034,844
5.500%, TBA (a)	900,000	973,265
6.000%, TBA (a)	1,000,000	1,098,594
Fannie Mae REMICS 4.500%, 09/25/25	300,000	314,299
5.500%, 09/25/40 (b)	88,075	16,878
Freddie Mac 30 Yr. Gold Pool 5.500%, 03/01/39	505,106	546,953
4.500%, 02/01/41	281,684	291,849
4.000%, TBA (a)	1,900,000	1,898,812
4.500%, TBA (a)	1,600,000	1,653,250
5.000%, TBA (a)	1,000,000	1,061,094
Freddie Mac REMICS 4.500%, 02/15/20	100,000	108,702
4.000%, 02/15/22	200,000	210,160
5.000%, 09/15/23	100,000	108,795
0.537%, 05/15/38 (c)	400,249	401,014
0.587%, 11/15/40 (c)	681,018	680,050
4.500%, 02/15/41	98,785	106,020
5.000%, 03/15/41	500,000	531,916
Ginnie Mae I 30 Yr. Pool 6.000%, 06/15/36	302,290	337,028
4.500%, 03/15/39	109,632	116,198

Security Description	Par Amount	Value

Agency Sponsored Mortgage-Backed (Continued)
4.500%, 07/15/39	$89,816	$95,196
5.500%, 10/15/39	199,978	221,102
5.000%, 04/15/40	191,660	208,021
5.000%, 08/15/40	100,000	108,911
5.000%, 12/15/40	1,500,415	1,628,497
3.500%, 06/15/41	400,040	389,039
3.500%, TBA (a)	200,000	192,600
Ginnie Mae II 30 Yr. Pool 4.500%, 09/20/40	99,432	104,895
4.000%, 05/20/41	1,796,533	1,828,627
Government National Mortgage Association 5.500%, 07/16/34	530,352	587,690
5.500%, 08/20/34	465,198	517,832
0.725%, 04/20/40 (d) (e)	113,957	89,675
4.500%, 05/16/40	80,000	84,909
0.563%, 05/20/40 (d) (e)	99,401	80,765
0.000%, 06/20/40 (e)	130,000	98,768
0.710%, 12/20/60 (c)	700,405	696,903
0.676%, 02/20/61 (c)	99,371	98,999
0.686%, 02/20/61 (c)	121,598	121,218
0.710%, 04/20/61 (c)	100,000	100,000
0.700%, 05/20/61 (c)	320,000	320,000
U.S. Treasury Bonds 5.250%, 02/15/29	1,512,000	1,744,943
4.750%, 02/15/41	752,000	799,470
4.375%, 05/15/41	4,717,000	4,710,377
U.S. Treasury Inflation Index Bond 2.125%, 02/15/41	435,091	473,671
U.S. Treasury Notes 1.000%, 05/15/14	345,000	347,372
0.750%, 06/15/14	2,846,000	2,841,998
2.000%, 04/30/16	450,000	456,893
1.750%, 05/31/16	600,000	601,030
1.500%, 06/30/16	4,289,000	4,234,717
2.625%, 04/30/18	130,000	131,645
2.375%, 05/31/18	850,000	845,619
2.375%, 06/30/18	9,829,000	9,756,816
3.625%, 02/15/21	1,000	1,043
3.125%, 05/15/21	2,972,000	2,964,112

		64,436,060

Collateralized Mortgage Obligations—0.9%
Tennessee Valley Authority 3.875%, 02/15/21	515,000	530,076
5.250%, 09/15/39	172,000	182,801

		712,877

See accompanying notes to financial statements.

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Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value

Federal Agencies—15.0%
Fannie Mae 4.750%, 11/19/12	$700,000	$742,366
Federal Home Loan Banks 0.005%, 07/08/11 (d)	6,000,000	5,999,988
3.625%, 10/18/13	1,975,000	2,109,116
Freddie Mac 0.375%, 11/30/12	500,000	500,078
0.000%, 08/27/14	298,000	297,303
6.750%, 03/15/31	481,000	618,276
National Credit Union Administration Guaranteed Notes Series 2010-R2 Class 1A 0.555%, 11/06/17 (c)	256,163	256,242
Series 2011-R1 Class 1A 0.635%, 01/08/20 (c)	275,505	275,635
Series 2011-R4 Class 1A 0.565%, 03/06/20 (c)	1,035,403	1,035,402

		11,834,406

Total U.S. Treasury & Government Agencies (Cost $77,624,252)		76,983,343

Domestic Bonds & Debt Securities—8.1%

Consumer Finance—2.6%
Ally Financial, Inc. 2.200%, 12/19/12	2,000,000	2,051,770

Diversified Financial Services—5.5%
Citigroup Funding, Inc. 1.875%, 10/22/12	2,150,000	2,192,516
General Electric Capital Corp. 2.125%, 12/21/12	944,000	967,449
National Credit Union Administration Guaranteed Notes 1.400%, 06/12/15	50,000	50,071
2.350%, 06/12/17 (f)	470,000	464,692
3.450%, 06/12/21 (f)	700,000	689,080

		4,363,808

Total Domestic Bonds & Debt Securities (Cost $6,432,189)		6,415,578

Foreign Bonds & Debt Securities—1.0%

Israel—1.0%
Israel Government AID Bond 5.500%, 09/18/23	66,000	76,289

Security Description	Par Amount	Value

Israel—(Continued)
5.500%, 12/04/23	$600,000	$695,452

		771,741

Total Foreign Bonds & Debt Securities (Cost $783,341)		771,741

Short-Term Investments—10.6%

Commercial Paper—3.6%
Gotham Funding Corp. 0.180%, 07/25/11 (144A)	700,000	699,916
Liberty Funding LLC 0.180%, 08/22/11 (144A)	700,000	699,818
Manhattan Asset Funding 0.200%, 07/20/11 (144A)	700,000	699,926
Market State Funding Corp. 0.160%, 07/27/11 (144A)	700,000	699,919

		2,799,579

Repurchase Agreement—7.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $5,536,002 on 07/01/11 collateralized by $5,620,000 Freddie Mac at 5.000% due 04/08/30 with a value of $5,648,100.	5,536,000	5,536,000

		5,536,000

Total Short-Term Investments (Cost $8,335,579)		8,335,579

Total Investments—117.0% (Cost $93,175,361#)		92,506,241
Other Assets and Liabilities (net)—(17.0)%		(13,417,744)

Net Assets—100.0%		$79,088,497

#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $93,175,361. The aggregate unrealized appreciation and depreciation of investments were $17,310 and $(686,430), respectively, resulting in a net unrealized depreciation of $(669,120) for federal income tax purposes.
(a)	This security is traded on a “to-be-announced” basis.
(b)	Interest only security.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011. Maturity date shown for callable securities reflects the earliest possible call date.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

(d)	Zero coupon bond—Interest rate represents current yield to maturity.
(e)	Principal only security.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of Rule 144A securities was $2,799,579, which was 3.5% of net assets.

Forward Sales Commitments	Counterparty	Interest Rate	Maturity	Proceeds	Value

Fannie Mae	Barclays Bank plc/Citigroup Global Markets, Inc.	3.500%	12/1/2099	$(674,910)	$(669,593)

Fannie Mae	Goldman Sachs & Co.	4.500%	12/1/2099	(3,118,125)	(3,104,532)

				$(3,793,035)	$(3,774,125)

See accompanying notes to financial statements.

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Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period from May 2, 2011 (commencement of operations) through June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$76,983,343	$—	$76,983,343
Domestic Bonds & Debt Securities
Consumer Finance	—	2,051,770	—	2,051,770
Diversified Financial Services	—	3,210,036	1,153,772	4,363,808
Total Domestic Bonds & Debt Securities	—	5,261,806	1,153,772	6,415,578
Total Foreign Bonds & Debt Securities*	—	771,741	—	771,741
Total Short-Term Investments*	—	8,335,579	—	8,335,579
Total Investments	$—	$91,352,469	$1,153,772	$92,506,241

Forward Sales Commitments	$—	$(3,774,125)	$—	$(3,774,125)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of May 2, 2011*	Accrued Discounts	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of June 30, 2011	Change in Unrealized Appreciation/ (Depreciation) for Investments still held at June 30, 2011
Domestic Bonds & Debt Securities
Diversified Financial Services	$—	$11	$(13,380)	$1,167,141	$1,153,772	$(13,380)

Total	$—	$11	$(13,380)	$1,167,141	$1,153,772	$(13,380)

*	Commencement of operations.

See accompanying notes to financial statements.

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Pyramis® Government Income Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$86,970,241
Repurchase Agreement	5,536,000
Receivable for investments sold	16,944,459
Receivable for shares sold	1,442,027
Receivable from Adviser	21,731
Interest receivable	239,058

Total assets	111,153,516

Liabilities
Due to custodian	199,721
Payables for:
Investments purchased	27,375,006
Shares redeemed	614,995
Forward sales commitments, at value (b)	3,774,125
Interest payable short postion	5,760
Accrued Expenses:
Management fees	22,167
Distribution and service fees - Class B	10,657
Administration fees	744
Custodian and accounting fees	19,551
Other expenses	42,293

Total liabilities	32,065,019

Net Assets	$79,088,497

Net Assets Represented by
Paid in surplus	$79,329,063
Accumulated net realized gain	346,540
Unrealized depreciation on investments and forward sales commitments	(650,210)
Undistributed net investment income	63,104

Net Assets	$79,088,497
Net Assets
Class B	$79,088,497
Capital Shares Outstanding*
Class B	7,830,942
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	10.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $87,639,361.
(b)	Proceeds of forward sales commitments was $3,793,035.

Statement of Operations

Period Ended June 30, 2011* (Unaudited)

Investment Income
Interest	$122,768

Total investment income	122,768

Expenses
Management fees	29,548
Administration fees	891
Custodian and accounting fees	19,800
Distribution and service fees - Class B	14,206
Audit and tax services	13,638
Legal	19,585
Trustees’ fees and expenses	4,769
Shareholder reporting	7,249
Insurance	149
Organizational expense	744
Miscellaneous	1,487

Total expenses	112,066
Less expenses reimbursed by the Adviser	(52,402)

Net expenses	59,664

Net investment income	63,104

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	346,540

Net change in unrealized appreciation (depreciation) on:
Investments	(669,120)
Forward sales commitments	18,910

Net change in unrealized depreciation on investments and forward sales commitments	(650,210)

Net realized and unrealized loss on investments	(303,670)

Net Decrease in Net Assets from Operations	$(240,566)

*	Commencement of operations—5/2/2011.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Statement of Changes in Net Assets

June 30, 2011

Period Ended June 30, 2011* (Unaudited)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$63,104
Net realized gain on investments	346,540
Net change in unrealized appreciation on investments and forward sales commitments	(650,210)

Net increase in net assets resulting from operations	(240,566)

Net increase in net assets from capital share transactions	79,329,063

Net Increase in Net Assets	—
Net assets at end of period	$79,088,497

Undistributed net investment income at end of period	$63,104

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended June 30, 2011* (Unaudited)
	Shares	Value
Class B
Sales	8,069,586	$81,751,022
Redemptions	(238,644)	(2,421,939)

Net increase	7,830,942	$79,329,063

Increase derived from capital shares transactions		$79,329,063

*	Commencement of operations—5/2/2011.

See accompanying notes to financial statements.

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Pyramis® Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Period Ended June 30, 2011(b) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.02
Net Realized and Unrealized gain on Investments	0.08

Total From Investment Operations	0.10

Net Asset Value, End of Period	$10.10

Total Return (%)	1.00

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	1.97	*
Ratio of Net Expenses to Average Net Assets (%)(d)	1.05	*
Ratio of Net Investment Income to Average Net Assets (%)	1.31	*
Portfolio Turnover Rate (%)	142.3
Net Assets, End of Period (in millions)	$79.1

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—5/2/2011.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis® Government Income Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the

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MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the agreed upon repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

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MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended June 30, 2011	% per annum	Average Daily Net Assets

$29,548	0.520%	First $100 Million

	0.440%	$100 Million to $500 Million

	0.400%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Expenses Deferred in
2011
Subject to repayment until December 31,
Class B	2016

1.05%	$52,402

As of June 30, 2011, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the period ended June 30, 2011 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of June 30, 2011, there was $52,402 in expense deferrals eligible for recoupment by the Adviser.

15

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$160,234,628	$7,729,398	$83,461,117	$9,736

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

16

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Recent Accounting Pronouncements - continued

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

17

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on February 14-15, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable investment sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Subadviser”, and collectively, the “Subadvisers”) for certain new series of the Trust, including the Pyramis® Government Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Subadvisers relating to each Portfolio, the Adviser and each Subadviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds if available, performance information for relevant benchmark indices, as applicable, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadvisers under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding fees and expenses, and other information provided by, or at the direction of, the Adviser and Subadvisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to approve the Agreements at the February meeting, the Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed initial approval of the Agreements. The Board also had previously received presentations from the Adviser with respect to the Managed Risk Portfolios at the August 3-4, 2010 and the November 9-10, 2010 Board meetings. The Board also further discussed the Managed Risk Portfolios with the Adviser on January 19, 2011, and received presentations regarding the Managed Risk Portfolios from the Subadvisers on January 26, 2011 and January 28, 2011 during which representatives of the Adviser and the Subadvisers responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Subadvisers; (2) the performance of comparable funds or accounts managed by the Subadvisers as compared to appropriate indices, to the extent available; (3) the Adviser’s and each of the Subadviser’s personnel and operations; (4) the financial condition of the Adviser and of the Subadvisers; (5) the level and method of computing each Portfolio’s proposed advisory and subadvisory fees; (6) the anticipated profitability of the Adviser under the Advisory Agreement and of the Subadvisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Subadvisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Subadvisers or their affiliates from the Adviser’s or Subadvisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser would have as investment adviser to the Portfolios, including the provision of investment advisory services to the MetLife Balanced Plus Portfolio, the selection of the Subadvisers for the other Portfolios and oversight of the Subadvisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the MetLife Balanced Plus Portfolio and of the personnel who would be overseeing the Subadvisers of the other Portfolios and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board also considered that an Investment Committee, consisting of investment professionals from across MetLife, will meet at least quarterly to review the asset allocations of the MetLife Balanced Plus Portfolio. The Board considered information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to each Portfolio. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year. The Board also took into consideration the quality of services the Adviser provided to other Portfolios of the Trust.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to

1 At the February 14-15, 2011 meeting, the Board also approved Agreements with respect to the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio (together with the Pyramis® Government Income Portfolio, the “Managed Risk Portfolios”), Met/Franklin Low Duration Total Return Portfolio and the T. Rowe Price Large Cap Value Portfolio.

19

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments to be provided to the Adviser by the Subadvisers in connection with marketing activities.

With respect to the services to be provided by the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information presented throughout the past year for those Subadvisers currently sub-advising existing Portfolios of the Trust. The Board considered each Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadviser’s investment and compliance personnel who would be providing services to the Portfolios. The Board also considered, among other things, each Subadviser’s compliance program and its disciplinary history, and its risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would be conducting regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Subadviser. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolios.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities would include the development and maintenance of an investment program for the applicable Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and by each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board took into account that the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio and MetLife Balanced Plus Portfolio utilize relatively unique investment strategies designed to manage volatility and noted the unavailability of comparable performance information for these types of strategies. With respect to the Pyramis® Government Income Portfolio, however, the Board considered the performance of a comparable fund managed by that Subadviser. The Board also considered the performance of other funds or accounts managed by the Subadvisers to the extent such information was relevant.

The Board considered the performance of a comparable fund managed by the Subadviser (the “Comparable Fund”). Among other data relating specifically to the Comparable Fund, the Board considered that the Comparable Fund underperformed its benchmark, the Barclays Capital U.S. Government Bond Index for the one- year period ended December 31, 2010, and outperformed its benchmark for the three- and five- year periods ended December 31, 2010. The Board also considered information from the Subadviser demonstrating how the Comparable Fund has performed in various market conditions. Based on its review, the Board concluded that the performance of the Comparable Fund supported the approval of the Agreements.

Fees and expenses. The Board gave substantial consideration to the proposed management fees payable under the Advisory Agreement and the proposed subadvisory fees payable under each of the Sub-Advisory Agreements. In addition, the Independent Trustees reviewed a report prepared by Bobroff Consulting, Inc., an independent consultant (“Bobroff”), which analyzed the proposed fees to be paid by each Portfolio in light of fees paid to other investment managers by other somewhat comparable funds, as applicable, and the method of computing each Portfolio’s proposed fee. In addition, the Board considered each Portfolio’s proposed management fee and total expenses as compared to similarly situated investment companies underlying variable insurance products and retail funds deemed to be comparable to the Portfolio as determined by Bobroff. With respect to the AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, and MetLife Balanced Plus Portfolio, the Board took into account the limited usefulness of the peer groups in which the Portfolios were included for comparative purposes. In comparing each Portfolio’s proposed management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the subadvisory fees for the Portfolios would be paid by the Adviser, not the Portfolios, out of the management fee. It was further noted that the Adviser negotiated such fee at arm’s length. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with each Portfolio, pursuant to which the Adviser would agree to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

The Board also compared the proposed subadvisory fee to be paid by the Adviser to the fees charged by each Subadviser to manage other funds and funds not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

20

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Pyramis® Government Income Portfolio, the Board considered that, according to a report prepared by Bobroff, the Portfolio’s proposed management fee was below the median of the peer group. The Board further considered that the Portfolio’s estimated total expenses (exclusive of 12b-1 fees) were above the median of the peer group. The Board took into account management’s discussion of the Portfolio’s estimated expenses. After consideration of all relevant factors, the Board concluded that the proposed management and subadvisory fees were consistent with industry norms and were fair and reasonable in light of the services to be provided.

Profitability. The Board examined the anticipated profitability of the Adviser with respect to each Portfolio. With respect to the MetLife Balanced Plus Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”) in which the Portfolio may invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser would be the margin between the management fee that the Adviser would receive from the Portfolio and the portion of that fee the Adviser would pay to the Subadviser. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser, as well as considered the profitability of the insurance product, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement. The Board also considered that the Trust’s distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the product. The Board concluded after extensive discussions with management that the anticipated profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the anticipated profitability to the Subadvisers and their affiliates of their relationships with the Portfolios, the Board noted that the proposed subadvisory fees under the Sub-Advisory Agreements would be paid by the Adviser out of the management fee that it would receive under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. However, the Board placed more reliance on the fact that the Sub-Advisory Agreements were negotiated at arm’s length and that the proposed subadvisory fees would be paid by the Adviser than on the Subadvisers’ anticipated profitability.

Economies of scale. The Board also considered the probable effect of the Portfolios’ growth in size on their performance and fees. The Board noted that the proposed management and subadvisory fees each contained breakpoints that would reduce the fee rate above specified asset levels. The Board also took into account that the proposed subadvisory fees would be paid by the Adviser out of the management fees. The Board considered the fact that the Portfolios’ fee levels decline as portfolio assets increase. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the proposed advisory fee structure for the Portfolios, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the distributor for the Trust, and, as such, would receive payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that anticipated ancillary benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the anticipated costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services to be provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the initial approval of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

21

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Managed by Rainier Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Rainier Large Cap Equity Portfolio returned 4.88% and 4.85%, respectively, compared to its benchmarks, the Russell 1000 Index1 and the Russell 1000 Growth Index2, which returned 6.37% and 6.83%, respectively.

Market Environment/Conditions

After a strong second half of 2010, equity markets continued to march higher in the first quarter of 2011, shaking off political upheaval in the Middle East, a massive earthquake in Japan and budget paralysis in Washington DC. Amidst the turmoil, stock investors remained steadfast in their view that the global economic recovery, despite vulnerabilities, was becoming self-sustaining. In the second quarter, however, investors found it difficult to live with the concept of prosperity—similar to what happened in each of the last two years. Bear market theorists re-emerged from winter caves, the shadow of the 2008-2009 credit crisis still fresh in their memories. And so it was only natural that they began to anticipate the next possible crisis. This year, the market hobgoblins included indications of global monetary tightening, the impact on global growth from the earthquake and tsunami in Japan, fears of inflation, debt ceiling anxieties and continued concerns about sovereign debt in Southern Europe. Many investors reacted by selling equity securities, notably those of economically-sensitive companies and stocks with large embedded gains from the 2009-2010 rally. So share prices began to fall. In this year’s second intra-quarter selloff, the S&P 500 Index shed just over 100 points, or about 8 percent, from its May high to its June low. The Dow Jones Industrial Average gave up almost 1,000 points. True to their nature, small stocks demonstrated greater volatility than their large brethren, declining 10 percent. This selloff was preceded by similar market scares around mid-year 2010 and 2009 for many similar reasons.

A major market rally in the last few days of June revealed that there is actually a lot to like in the current market environment. A high level of skepticism and fear—often a precursor to a rally—had prevailed in prior weeks. The economic future we envision, together with the valuation, sentiment and financial strength characteristics we have described, suggests a benign environment for stocks. This is particularly true for companies with elevated earnings growth prospects. The market is paying a historically low premium for growth, evidenced by the diminutive 15% premium price-to-earnings ratio of the Russell 1000 Growth Index over the Russell 1000 Value Index, in contrast to a historical median of about 41% over the past 25 years. Further, we believe that companies which would stand to gain from a recovering economy would be the best suited to see the improvement reflected in stock price increases. That said, we continue to be committed to identifying and investing in attractive growth opportunities in all major sectors of the market.

Portfolio Review/Current Positioning

The Portfolio modestly lagged the Russell 1000 Index in the six-month period ended June 30, 2011. The Industrials sector was the largest detractor from relative returns, as equity market participants gravitated toward companies with comparatively predictable earnings growth during a period when macro-economic worries—sovereign debt, rising emerging market inflation, U.S. debt ceiling questions—dominated investor attention. Paccar, Inc. and Emerson Electric Co. detracted the most in the sector, but good performance was registered by CSX Corp. and Precision Castparts Corp. Precision Castparts has continued to exhibit the rare combination of pricing power and market share gains. We have eliminated the position in Emerson Electric Co.

Information Technology shares also underperformed. The sector posted the lowest absolute returns in the Index during the six-month period, with Broadcom Corp. and Juniper Networks Inc. detracting the most from relative performance. Juniper shares were negatively impacted by concerns related to telecom spending and market share trends for the company’s router business. We are positioning the technology sector toward companies which should be able to capitalize on the continuing trend of mobility. These positions include newer holdings Avago Technologies Ltd. (semiconductors) and Rovi Corp. (a digital intellectual property licensing company).

The Portfolio lagged the index in the Consumer Discretionary sector due largely to poor performance from hotel/resort operator Marriott International Inc. We have trimmed the position in Marriott at various times throughout 2011, but we remain a holder due to the company’s continuing favorable relationship between earnings growth and price. On the positive side, CBS Corp. was up over 49% in the period on good quarterly results as well as strong advertising rates and growing retransmission revenues.

Gains in specialty chemical company Albemarle Corp. were more than offset by declines in two mining companies—Freeport-McMoRan Copper & Gold Inc. and Yamana Gold Inc.—both of which lagged due to a pullback in metals prices; consequently, the Materials sector underperformed. Similarly, Energy stocks slightly hindered relative results as strong returns from Halliburton Co. and Chevron Corp. were negated by weak performance from National Oilwell Varco Inc. and not owning Exxon Mobil Corp. We have repositioned the Portfolio through the sale of National Oilwell Varco and Whiting Petroleum Corp., as well as the purchase of Baker Hughes Inc. We believe Baker Hughes is positioned to benefit from its recent purchase of BJ Services, which provides services to on-shore energy producers.

In Financials, despite posting the lowest returns in the Index during the period, good stock selection in the Portfolio led the sector to outperform. The Portfolio benefited from an underweight in lackluster bank stocks, as well as returns of 20% or more from Discover Financial Services, American Express Co. and CB Richard Ellis Group Inc. Consumer Staples also outperformed despite our underweight in this sector, with Hansen Natural Corp. rising over 47% in the six months. Hansen is expanding its energy drink franchise outside the U.S. and is performing well domestically.

1

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Managed by Rainier Investment Management, Inc.

Portfolio Manager Commentary* (continued)

Our investment posture has been skewed toward stocks that should benefit from economic recovery, with an emphasis on capital goods, industrial, energy, materials and technology shares. Conversely, we have de-emphasized traditionally defensive sectors of the market such as consumer staples and utilities. Our positioning in terms of sector exposure has been fairly constant over the last seven quarters. In general, we are inclined to buy stocks which have experienced recent weakness but where fundamentals remain sound, rather than boost defensive areas. Should the economic environment deteriorate, we will re-evaluate this posture.

Senior Equity Portfolio Managers

Daniel M. Brewer, CFA

Mark W. Broughton, CFA

Stacie L. Cowell, CFA

Mark H. Dawson, CFA

Andrea L. Durbin, CFA

Michael Emery, CFA

James R. Margard, CFA

Peter M. Musser, CFA

Carlee J. Price, CFA

Rainier Investment Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Apple, Inc.	4.0
Chevron Corp.	3.8
CSX Corp.	2.6
JPMorgan Chase & Co.	2.4
Ameriprise Financial, Inc.	1.9
Baker Hughes, Inc.	1.9
Oracle Corp.	1.9
American Express Co.	1.8
Schlumberger, Ltd.	1.8
EMC Corp.	1.8

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	15.8
Technology	13.8
Financials	13.4
Energy	12.8
Industrials	12.5
Cyclical	12.5
Communications	9.2
Basic Materials	5.5
Cash & Equivalents	3.1
Utilities	1.4

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Rainier Large Cap Equity Portfolio managed by

Rainier Investment Management, Inc. vs. Russell 1000 Index1 and Russell 1000 Growth Index2

	Average Annual Return[3] (for the six months ended June 30, 2011)
	6 Month	1 Year	Since Inception[4]
Rainier Large Cap Equity Portfolio—Class A	4.88%	32.86%	-3.56%
Class B	4.85%	32.53%	-3.78%
Russell 1000 Index[1]	6.37%	31.93%	-1.64%
Russell 1000 Growth Index[2]	6.83%	35.01%	0.29%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investible U.S. equity market.

2The Russell 1000 Growth Index is an unmanaged measure of the performance of the largest capitalized U.S. companies, within Russell 1000 companies, that have higher price-to-book ratios and higher forecasted growth values.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4Inception of Class A and Class B shares is 11/1/07. Index returns are based on an inception date of 11/1/07.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Rainier Large Cap Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.68%	$1,000.00	$1,044.80	$3.45
Hypothetical*	0.68%	1,000.00	1,021.42	3.41

Class B
Actual	0.93%	$1,000.00	$1,048.50	$4.72
Hypothetical*	0.93%	1,000.00	1,020.18	4.66

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—96.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
Goodrich Corp.	99,600	$9,511,800
Precision Castparts Corp.	87,460	14,400,289

		23,912,089

Air Freight & Logistics—1.1%
Expeditors International of Washington, Inc.	191,830	9,819,778

Auto Components—0.7%
TRW Automotive Holdings Corp.*	102,990	6,079,500

Automobiles—1.1%
Ford Motor Co.* (a)	695,660	9,593,151

Beverages—4.3%
Anheuser-Busch InBev N.V. (ADR) (a)	103,160	5,984,312
Coca-Cola Co. (The)	226,920	15,269,447
Coca-Cola Enterprises, Inc.	316,740	9,242,473
Hansen Natural Corp.*	95,280	7,712,916

		38,209,148

Biotechnology—1.4%
Biogen Idec, Inc.*	66,170	7,074,896
Celgene Corp.*	85,790	5,174,853

		12,249,749

Capital Markets—4.7%
Affiliated Managers Group, Inc.*	61,000	6,188,450
Ameriprise Financial, Inc.	294,200	16,969,456
Charles Schwab Corp. (The)	325,130	5,348,389
Franklin Resources, Inc. (a)	100,170	13,151,319

		41,657,614

Chemicals—4.3%
Albemarle Corp.	156,990	10,863,708
E. I. du Pont de Nemours & Co.	244,700	13,226,035
International Flavors & Fragrances, Inc.	97,420	6,258,261
Potash Corp. of Saskatchewan, Inc.	139,840	7,969,481

		38,317,485

Communications Equipment—1.8%
Juniper Networks, Inc.*	233,630	7,359,345
QUALCOMM, Inc.	150,850	8,566,771

		15,926,116

Computers & Peripherals—5.8%
Apple, Inc.*	106,995	35,915,011
EMC Corp.*	572,685	15,777,472

		51,692,483

Security Description	Shares	Value

Consumer Finance—1.8%
American Express Co.	309,460	$15,999,082

Diversified Financial Services—3.3%
IntercontinentalExchange, Inc.*	64,550	8,050,031
JPMorgan Chase & Co.	518,515	21,228,004

		29,278,035

Electrical Equipment—1.5%
Rockwell Automation, Inc. (a)	157,260	13,643,878

Electronic Equipment, Instruments & Components—1.6%
Corning, Inc.	465,450	8,447,917
Trimble Navigation, Ltd.*	141,140	5,594,790

		14,042,707

Energy Equipment & Services—6.3%
Baker Hughes, Inc.	232,860	16,896,322
Ensco plc (ADR)	158,440	8,444,852
Halliburton Co.	282,100	14,387,100
Schlumberger, Ltd.	184,910	15,976,224

		55,704,498

Food & Staples Retailing—1.9%
Costco Wholesale Corp.	94,930	7,712,113
Walgreen Co.	216,200	9,179,852

		16,891,965

Health Care Equipment & Supplies—0.9%
Intuitive Surgical, Inc.*	21,750	8,093,392

Health Care Providers & Services—4.9%
CIGNA Corp.	248,540	12,782,412
Express Scripts, Inc.* (a)	184,980	9,985,220
HCA Holdings, Inc.*	171,670	5,665,110
McKesson Corp.	120,080	10,044,692
WellPoint, Inc.	62,680	4,937,304

		43,414,738

Hotels, Restaurants & Leisure—2.1%
Marriott International, Inc.—Class A (a)	351,880	12,488,221
McDonald’s Corp.	75,520	6,367,847

		18,856,068

Independent Power Producers & Energy Traders—1.4%
AES Corp. (The)*	982,350	12,515,139

Internet & Catalog Retail—1.1%
Amazon.com, Inc.*	45,470	9,298,160

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—0.5%
Google, Inc.—Class A*	8,555	$4,332,081

IT Services—2.9%
Accenture plc—Class A	42,400	2,561,808
MasterCard, Inc.—Class A	45,590	13,738,091
Visa, Inc.—Class A	109,804	9,252,085

		25,551,984

Life Sciences Tools & Services—1.5%
Agilent Technologies, Inc.* (a)	267,070	13,649,948

Machinery—3.9%
Cummins, Inc.	68,640	7,103,554
Deere & Co.	117,450	9,683,752
Eaton Corp.	85,710	4,409,779
PACCAR, Inc.	160,890	8,219,870
WABCO Holdings, Inc.*	74,330	5,133,230

		34,550,185

Media—2.4%
CBS Corp.—Class B	301,920	8,601,701
Walt Disney Co. (The)	331,300	12,933,952

		21,535,653

Metals & Mining—1.2%
Allegheny Technologies, Inc. (a)	93,970	5,964,276
Yamana Gold, Inc.	367,710	4,276,467

		10,240,743

Multiline Retail—0.5%
Kohl’s Corp. (a)	81,300	4,065,813

Oil, Gas & Consumable Fuels—6.5%
Chevron Corp.	325,495	33,473,906
Pioneer Natural Resources Co. (a)	136,380	12,215,556
SM Energy Co.	164,000	12,050,720

		57,740,182

Pharmaceuticals—3.9%
Allergan, Inc.	150,185	12,502,901
Merck & Co., Inc.	164,400	5,801,676
Perrigo Co. (a)	96,980	8,521,633
Shire plc (ADR) (a)	81,410	7,669,636

		34,495,846

Professional Services—0.8%
Manpower, Inc.	128,210	6,878,467

Security Description	Shares	Value

Real Estate Investment Trusts—0.9%
Host Hotels & Resorts, Inc. (a)	468,090	$7,934,125

Real Estate Management & Development—1.2%
CB Richard Ellis Group, Inc.—Class A*	436,790	10,967,797

Road & Rail—2.6%
CSX Corp.	873,750	22,909,725

Semiconductors & Semiconductor Equipment—1.8%
Avago Technologies, Ltd.	243,020	9,234,760
Broadcom Corp.—Class A	209,375	7,043,375

		16,278,135

Software—5.2%
Autodesk, Inc.*	238,490	9,205,714
Check Point Software Technologies, Ltd.* (a)	151,010	8,584,918
Intuit, Inc.*	160,230	8,309,528
Oracle Corp.	509,525	16,768,468
Rovi Corp.* (a)	59,360	3,404,890

		46,273,518

Specialty Retail—2.7%
Abercrombie & Fitch Co.—Class A (a)	103,550	6,929,566
Limited Brands, Inc. (a)	202,830	7,798,813
Tiffany & Co. (a)	114,430	8,985,044

		23,713,423

Textiles, Apparel & Luxury Goods—2.0%
NIKE, Inc.—Class B	112,965	10,164,591
Polo Ralph Lauren Corp. (a)	58,620	7,773,598

		17,938,189

Wireless Telecommunication Services—1.5%
American Tower Corp.—Class A*	250,970	13,133,260

Total Common Stocks (Cost $734,237,306)		857,383,849

Short-Term Investments—13.3%

Mutual Funds—10.2%
State Street Navigator Securities Lending Prime Portfolio (b)	90,355,969	90,355,969

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $27,640,008 on 07/01/11 collateralized by $3,390,000 Freddie Mac at 5.000% due 04/08/30, with a value of $3,406,950, $21,685,000 Federal Home Loan Bank at 4.125% due 02/26/29, with a value of $21,411,410, $3,065,000 Federal Home Loan Bank at 5.125% due 08/08/33, with a value of $3,375,331	$27,640,000	$27,640,000

Total Short-Term Investments (Cost $117,995,969)		117,995,969

Total Investments—110.0% (Cost $852,233,275#)		975,379,818
Other Assets and Liabilities (net)—(10.0)%		(88,321,196)

Net Assets—100.0%		$887,058,622

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $852,233,275. The aggregate unrealized appreciation and depreciation of investments were $134,067,215 and $(10,920,672), respectively, resulting in net unrealized appreciation of $123,146,543 for federal income tax purpose.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $98,287,102 and the collateral received consisted of cash in the amount of $90,355,969 and non-cash collateral with a value of $9,159,205. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$857,383,849	$—	$—	$857,383,849
Short-Term Investments
Mutual Funds	90,355,969	—	—	90,355,969
Repurchase Agreement	—	27,640,000	—	27,640,000
Total Short-Term Investments	90,355,969	27,640,000	—	117,995,969
Total Investments	$930,843,496	$44,536,322	$—	$975,379,818

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$947,739,818
Repurchase Agreement	27,640,000
Cash	518
Receivable for investments sold	14,681,604
Receivable for shares sold	54,194
Dividends receivable	839,205

Total assets	990,955,339

Liabilities
Payables for:
Investments purchased	11,817,516
Shares redeemed	1,160,410
Collateral for securities loaned	90,355,969
Accrued Expenses:
Management fees	468,634
Distribution and service fees - Class B	13,225
Administration fees	3,974
Custodian and accounting fees	10,137
Deferred trustees’ fees	20,516
Other expenses	46,336

Total liabilities	103,896,717

Net Assets	$887,058,622

Net Assets Represented by
Paid in surplus	$843,902,518
Accumulated net realized loss	(81,836,421)
Unrealized appreciation on investments	123,146,543
Undistributed net investment income	1,845,982

Net Assets	$887,058,622

Net Assets
Class A	$822,435,163
Class B	64,623,459
Capital Shares Outstanding*
Class A	97,051,163
Class B	7,649,238
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.47
Class B	8.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $824,593,275.
(b)	Includes securities loaned at value of $98,287,102.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$5,473,252
Interest (b)	51,258

Total investment income	5,524,510

Expenses
Management fees	3,525,322
Administration fees	28,149
Custodian and accounting fees	42,877
Distribution and service fees - Class B	80,227
Audit and tax services	15,674
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	13,798
Insurance	4,712
Miscellaneous	6,214

Total expenses	3,753,642
Less broker commission recapture	(7,890)

Net expenses	3,745,752

Net investment income	1,778,758

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	135,119,950
Futures contracts	2,603,286

Net realized gain on investments and futures contracts	137,723,236

Net change in unrealized depreciation on investments	(73,865,213)

Net realized and unrealized gain on investments and futures contracts	63,858,023

Net Increase in Net Assets from Operations	$65,636,781

(a)	Net of foreign withholding taxes of $43,451.
(b)	Includes net income on securities loaned of $49,251.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,778,758	$6,696,975
Net realized gain on investments and futures contracts	137,723,236	63,432,824
Net change in unrealized appreciation (depreciation) on investments	(73,865,213)	81,937,899

Net increase in net assets resulting from operations	65,636,781	152,067,698

Distributions to Shareholders
From net investment income
Class A	(6,345,345)	(5,896,956)
Class B	(245,701)	(180,082)

Net decrease in net assets resulting from distributions	(6,591,046)	(6,077,038)

Net increase (decrease) in net assets from capital share transactions	(301,546,898)	55,687,648

Net Increase (Decrease) in Net Assets	(242,501,163)	201,678,308
Net assets at beginning of period	1,129,559,785	927,881,477

Net assets at end of period	$887,058,622	$1,129,559,785

Undistributed net investment income at end of period	$1,845,982	$6,658,270

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	33,268,326	$288,507,151	16,106,217	$115,579,275
Reinvestments	736,119	6,345,345	776,938	5,896,956
Redemptions	(68,527,539)	(596,991,458)	(10,647,218)	(77,505,877)

Net increase (decrease)	(34,523,094)	$(302,138,962)	6,235,937	$43,970,354

Class B
Sales	2,570,630	$21,509,008	3,672,002	$27,549,585
Reinvestments	28,570	245,701	23,757	180,082
Redemptions	(2,533,276)	(21,162,645)	(2,204,775)	(16,012,373)

Net increase	65,924	$592,064	1,490,984	$11,717,294

Increase (decrease) derived from capital shares transactions		$(301,546,898)		$55,687,648

See accompanying notes to financial statements.

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Rainier Large Cap Equity Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$8.12		$7.06	$5.77	$10.00	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.01		0.05	0.05	0.07	0.01
Net Realized and Unrealized Gain (loss) on Investments	0.39		1.06	1.30	(4.20)	0.00	++

Total From Investment Operations	0.40		1.11	1.35	(4.13)	0.01

Less Distributions
Distributions from Net Investment Income	(0.05)		(0.05)	(0.06)	—	(0.01)
Distributions from Net Realized Capital Gains	—		—	—	(0.10)	—

Total Distributions	(0.05)		(0.05)	(0.06)	(0.10)	(0.01)

Net Asset Value, End of Period	$8.47		$8.12	$7.06	$5.77	$10.00

Total Return (%)	4.88		15.70	23.68	(41.70)	0.09

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.68	*	0.69	0.70	0.70	0.75	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.68	*	0.69	0.70	0.69	0.75	*
Ratio of Net Investment Income to Average Net Assets (%)	0.34	*	0.71	0.86	0.85	0.71	*
Portfolio Turnover Rate (%)	44.7		84.3	91.3	97.5	11.2
Net Assets, End of Period (in millions)	$822.4		$1,068.2	$885.0	$519.8	$771.8

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$8.09		$7.04	$5.76	$10.00	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.01		0.03	0.04	0.05	0.00	+
Net Realized and Unrealized Gain (Loss) on Investments	0.38		1.05	1.29	(4.19)	0.01

Total From Investment Operations	0.39		1.08	1.33	(4.14)	0.01

Less Distributions
Distributions from Net Investment Income	(0.03)		(0.03)	(0.05)	—	(0.01)
Distributions from Net Realized Capital Gains	—		—	—	(0.10)	—

Total Distributions	(0.03)		(0.03)	(0.05)	(0.10)	(0.01)

Net Asset Value, End of Period	$8.45		$8.09	$7.04	$5.76	$10.00

Total Return (%)	4.85		15.38	23.25	(41.80)	0.07

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.93	*	0.94	0.95	0.96	1.04	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.93	*	0.94	0.95	0.94	1.02	*
Ratio of Net Investment Income to Average Net Assets (%)	0.14	*	0.46	0.61	0.63	0.27	*
Portfolio Turnover Rate (%)	44.7		84.3	91.3	97.5	11.2
Net Assets, End of Period (in millions)	$64.6		$61.4	$42.9	$30.5	$8.0

*	Annualized
+	Net investment income was less than $0.01.
++	Net realized and unrealized gain (loss) on investments was less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—11/01/2007.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Rainier Large Cap Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are generally valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

13

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Rainier Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$3,525,322	0.700%	First $150 Million

	0.675%	$150 Million to $300 Million

	0.650%	$300 Million to $1 Billion

	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

14

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$458,233,023	$—	$614,819,524

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio had bought and sold $201,449,142 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $2,603,286 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

15

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2008	2010	2009

$6,077,038	$5,769,208	$—	$—	$6,077,038	$5,769,208

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total

$6,674,572	$—	$190,314,453	$(212,862,353)	$(15,873,328)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$18,995,683	$193,866,670	$212,862,353

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

16

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Recent Accounting Pronouncements - continued

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

17

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Managed by RCM Capital Management LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the RCM Technology Portfolio returned 5.31%, 5.26% and 5.41%, respectively, compared to its benchmarks, the NASDAQ Composite Index1 and the S&P North American Technology Sector Index2, which returned 4.55% and 3.02%, respectively.

Market Environment/Conditions

The market environment during the first half of 2011 was volatile for most of the period. Technology stocks continued their strong performance during most of the fourth quarter of 2010; however, the market tone changed and stocks sold off late in that quarter and continued downward early in the first quarter of 2011. Stocks then rallied on strong earnings results but then in early May 2011, many investors took profits and reduced their holdings in the more volatile companies. Chinese stocks were weak from announcements from the Chinese government that they were again raising reserve requirements, from governance issues associated with Yahoo’s holding in Alibaba Group, and from the discovery of fraud at banking software vendor Longtop. As June 2011 ended, there was a strong rally in technology stocks, as the possibility of Greece defaulting on its debt and fear of a double-dip recession in the U.S. subsided.

Portfolio Review/Current Positioning

During the first half of 2011, the Portfolio experienced strong performance both in absolute and relative returns compared to its benchmarks. In the core technology sectors that comprise over 90% of the RCM Technology Portfolio’s holdings, stock selection was favorable, particularly in the internet software & services, communications equipment, and software industries. Stocks such as Netflix, Baidu (China), Sina (China), and Tibco rose over 40% during the period. The Portfolio was also helped by a large underweight in Cisco Systems and its not owning RIMM, which was quite weak over the period.

On the negative side, overweights to the internet software & services, energy and semiconductors industries and underweights to the computers & peripherals IT services industries detracted from relative performance. The portfolio saw pressure on large holdings such as Google, where investors were disappointed with the rapid growth in expenses at that company, and Cree, a LED lighting leader where pricing pressure led to disappointing results.

In terms of positioning, during the period the industries that experienced the largest increase in the portfolio’s exposure were the computers and peripherals and software industries. On the contrary, the largest decreases were in the semiconductors and communications equipment industries.

We continue to focus on themes such as the mobile internet, software as a service, and the new real time enterprise, which analyzes internet and customer data quickly to make better and faster decisions.

Walter Price, Jr, CFA

Managing Director

Senior Analyst, Portfolio Manager

Huachen Chen, CFA

Managing Director

Senior Analyst, Portfolio Manager

RCM Capital Management, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Apple, Inc.	7.3
Netflix, Inc.	5.3
Oracle Corp.	4.8
Salesforce.com, Inc.	4.4
TIBCO Software, Inc.	4.2
Intuit, Inc.	3.6
Hitachi, Ltd.	3.5
EMC Corp.	3.4
Intel Corp.	3.3
Baidu, Inc. (ADR)	3.0

Top Sectors

% of Market Value of Total Investments
Technology	52.9
Communications	31.9
Cash & Equivalents	8.6
Industrials	4.7
Non-Cyclical	1.8
Basic Materials	0.1

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RCM Technology Portfolio

RCM Technology Portfolio managed by

RCM Capital Management LLC vs. NASDAQ Composite Index1 and S&P North American Technology Sector

Index2

	Average Annual Return[3] (for six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[4]
RCM Technology Portfolio—Class A	5.31%	42.94%	12.08%	1.21%	—
Class B	5.26%	42.45%	11.82%	0.98%	—
Class E	5.41%	42.82%	11.96%	—	5.08%
NASDAQ Composite Index[1]	4.55%	31.49%	5.01%	2.53%	—
S&P North American Technology Sector Index[2]	3.02%	29.52%	7.61%	1.29%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

2 The S&P North American Technology Sector Index is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/2001.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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RCM Technology Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to July 30, 2011

Class A
Actual	0.95%	$1,000.00	$1,053.10	$4.84
Hypothetical*	0.95%	1,000.00	1,020.08	4.76

Class B
Actual	1.20%	$1,000.00	$1,052.60	$6.11
Hypothetical*	1.20%	1,000.00	1,018.84	6.01

Class E
Actual	1.10%	$1,000.00	$1,054.10	$5.60
Hypothetical*	1.10%	1,000.00	1,019.34	5.51

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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RCM Technology Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—93.0% of Net Assets

Security Description	Shares	Value

Automobiles—0.0%
Tesla Motors, Inc.*	1,580	$46,025

Chemicals—0.1%
Wacker Chemie AG	1,295	280,418

Communications Equipment—11.3%
Acme Packet, Inc.*	81,730	5,731,725
, Inc.	288,260	11,158,544
HTC Corp. (GDR)	16,990	2,285,563
Polycom, Inc.*	47,275	3,039,782
QUALCOMM, Inc.	69,633	3,954,458
Riverbed Technology, Inc.* (a)	231,535	9,166,471
Telefonaktiebolaget LM Ericsson (ADR)	629,500	9,052,210

		44,388,753

Computers & Peripherals—13.7%
Apple, Inc.*	85,338	28,645,406
EMC Corp.* (a)	487,309	13,425,363
Hewlett-Packard Co.	86,600	3,152,240
NetApp, Inc.*	161,124	8,504,125

		53,727,134

Construction & Engineering—0.7%
Quanta Services, Inc.*	134,835	2,723,667

Electrical Equipment—0.8%
Cooper Industries plc	50,785	3,030,341

Electronic Equipment, Instruments & Components—3.9%
Amphenol Corp.—Class A (a)	35,583	1,921,126
Hitachi, Ltd. (a)	2,296,000	13,548,726

		15,469,852

Hotels, Restaurants & Leisure—0.7%
Ctrip.com International, Ltd. (ADR)*	63,107	2,718,650

Internet & Catalog Retail—8.9%
Amazon.com, Inc.*	52,438	10,723,047
Netflix, Inc.*	79,310	20,833,944
Priceline.com, Inc.*	6,670	3,414,573

		34,971,564

Internet Software & Services—9.8%
Baidu, Inc. (ADR)*	83,730	11,733,085
eBay, Inc.*	147,254	4,751,887
Google, Inc.—Class A*	19,820	10,036,452
NetEase.com, Inc. (ADR)* (a)	127,420	5,745,368
Phoenix New Media, Ltd. (ADR)* (a)	165,721	1,486,517

Security Description	Shares	Value

Internet Software & Services—(Continued)
Renren, Inc. (ADR)* (a)	1,264	$11,186
Tencent Holdings, Ltd.	1,800	49,414
Yahoo!, Inc.*	323,805	4,870,027

		38,683,936

IT Services—4.6%
International Business Machines Corp.	49,800	8,543,190
MasterCard, Inc.—Class A	15,580	4,694,877
Visa, Inc.—Class A	55,935	4,713,083

		17,951,150

Semiconductors & Semiconductor Equipment—15.1%
Analog Devices, Inc.	194,430	7,609,990
Atmel Corp.*	298,030	4,193,282
Avago Technologies, Ltd.	148,460	5,641,480
Cirrus Logic, Inc.* (a)	21,795	346,541
Cypress Semiconductor Corp.*	288,265	6,093,922
Intel Corp.	590,550	13,086,588
ON Semiconductor Corp.*	745,185	7,802,087
Skyworks Solutions, Inc.*	195,600	4,494,888
SMA Solar Technology AG (a)	2,285	254,983
Spansion, Inc.—Class A*	93,358	1,799,009
Texas Instruments, Inc.	238,080	7,816,166

		59,138,936

Software—23.4%
Citrix Systems, Inc.*	124,990	9,999,200
Informatica Corp.*	111,540	6,517,282
Intuit, Inc.*	275,385	14,281,466
Longtop Financial Technologies, Ltd. (ADR)* (144A) (a) (b)	216,095	648,285
Microsoft Corp.	228,125	5,931,250
Oracle Corp.	577,686	19,011,646
Salesforce.com, Inc.* (a)	115,075	17,143,874
TIBCO Software, Inc.*	570,606	16,558,986
VMware, Inc.—Class A*	17,769	1,780,987

		91,872,976

Total Common Stocks (Cost $310,779,900)		365,003,402

Warrant—0.6%

IT Services—0.6%
Tata Consultancy Services, Ltd., expires 08/06/14* (Cost—$2,403,417)	89,100	2,360,455

See accompanying notes to financial statements.

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RCM Technology Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short-Term Investments—15.1%

Security Description	Shares/Par Amount	Value

Mutual Funds—6.3%
State Street Navigator Securities Lending Prime Portfolio (c)	24,669,926	$24,669,926

Repurchase Agreement—8.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $34,541,010 on 07/01/11 collateralized by $35,145,000 Freddie Mac at 2.550% due 09/08/17 with a value of $35,232,863.	$34,541,000	34,541,000

Total Short-Term Investments (Cost $59,210,926)		59,210,926

Total Investments—108.7% (Cost $372,394,243#)		426,574,783
Other Assets and Liabilities (net)—(8.7)%		(34,288,977)

Net Assets—100.0%		$392,285,806

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $372,394,243. The aggregate unrealized appreciation and depreciation of investments were $66,016,875 and $(11,836,334), respectively, resulting in net unrealized appreciation of $54,180,541 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $24,084,038 and the collateral received consisted of cash in the amount of $24,669,926. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $648,285, which was 0.2% of net assets.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
GDR—	A Global Depositary Receipt is a negotiable certificate issued by one country's bank against a certain number of shares of a company's stock held in its custody but traded on the stock exchange of another country.

See accompanying notes to financial statements.

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RCM Technology Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$46,025	$—	$—	$46,025
Chemicals	—	280,418	—	280,418
Communications Equipment	44,388,753	—	—	44,388,753
Computers & Peripherals	53,727,134	—	—	53,727,134
Construction & Engineering	2,723,667	—	—	2,723,667
Electrical Equipment	3,030,341	—	—	3,030,341
Electronic Equipment, Instruments & Components	1,921,126	13,548,726	—	15,469,852
Hotels, Restaurants & Leisure	2,718,650	—	—	2,718,650
Internet & Catalog Retail	34,971,564	—	—	34,971,564
Internet Software & Services	38,634,522	49,414	—	38,683,936
IT Services	17,951,150	—	—	17,951,150
Semiconductors & Semiconductor Equipment	58,883,953	254,983	—	59,138,936
Software	91,224,691	—	648,285	91,872,976
Total Common Stocks	350,221,576	14,133,541	648,285	365,003,402
Total Warrant*	2,360,455	—	—	2,360,455
Short-Term Investments
Mutual Funds	24,669,926	—	—	24,669,926
Repurchase Agreement	—	34,541,000	—	34,541,000
Total Short-Term Investments	24,669,926	34,541,000	—	59,210,926
Total Investments	$377,251,957	$48,674,541	$648,285	$426,574,783

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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RCM Technology Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Net Transfers into Level 3	Balance as of June 30, 2011	Change in Unrealized Appreciation/ (Depreciation) for Investments still held at June 30, 2011
Common Stocks
Capital Markets	$90,861	$5,461	$(12,543)	$—	$(83,779)	$—	$—	$—
Software	—	—	(5,067,419)	3,226,520	—	2,489,184	648,285	(5,067,419)

Total	$90,861	$5,461	$(5,079,962)	$3,226,520	$(83,779)	$2,489,184	$648,285	$(5,067,419)

See accompanying notes to financial statements.

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RCM Technology Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$392,033,783
Repurchase Agreement	34,541,000
Cash	517
Receivable for investments sold	1,550,742
Receivable for shares sold	123,973
Dividends receivable	25,720

Total assets	428,275,735

Liabilities
Payables for:
Investments purchased	10,482,548
Shares redeemed	396,337
Collateral for securities loaned	24,669,926
Accrued Expenses:
Management fees	277,189
Distribution and service fees - Class B	59,425
Distribution and service fees - Class E	2,822
Administration fees	2,026
Custodian and accounting fees	13,780
Deferred trustees’ fees	20,516
Other expenses	65,360

Total liabilities	35,989,929

Net Assets	$392,285,806

Net Assets Represented by
Paid in surplus	$301,090,758
Accumulated net realized gain	40,026,286
Unrealized appreciation on investments and foreign currency transactions	54,180,541
Distributions in excess of net investment income	(3,011,779)

Net Assets	$392,285,806

Net Assets
Class A	$72,108,351
Class B	297,106,908
Class E	23,070,547
Capital Shares Outstanding*
Class A	13,974,033
Class B	59,400,656
Class E	4,553,471
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$5.16
Class B	5.00
Class E	5.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $337,853,243.
(b)	Includes securities loaned at value of $24,084,038.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$703,259
Interest (b)	97,551

Total investment income	800,810

Expenses
Management fees	1,687,569
Administration fees	11,341
Custodian and accounting fees	39,863
Distribution and service fees - Class B	351,969
Distribution and service fees - Class E	18,533
Audit and tax services	15,966
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	27,263
Insurance	1,049
Miscellaneous	3,065

Total expenses	2,193,287
Less broker commission recapture	(44,481)

Net expenses	2,148,806

Net investment loss	(1,347,996)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	47,216,633
Foreign currency transactions	(33,751)

Net realized gain on investments and foreign currency transactions	47,182,882

Net change in unrealized depreciation on:
Investments	(29,417,436)
Foreign currency transactions	(14)

Net change in unrealized depreciation on investments and foreign currency transactions	(29,417,450)

Net realized and unrealized gain on investments and foreign currency transactions	17,765,432

Net Increase in Net Assets from Operations	$16,417,436

(a)	Net of foreign withholding taxes of $43,031.
(b)	Includes net income on securities loaned of $96,357.

See accompanying notes to financial statements.

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RCM Technology Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(1,347,996)	$(1,980,088)
Net realized gain on investments and foreign currency transactions	47,182,882	33,699,738
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(29,417,450)	40,319,792

Net increase in net assets resulting from operations	16,417,436	72,039,442

Net increase in net assets from capital share transactions	31,116,857	21,745,916

Net Increase in Net Assets	47,534,293	93,785,358
Net assets at beginning of period	344,751,513	250,966,155

Net assets at end of period	$392,285,806	$344,751,513

Distributions in excess of net investment loss at end of period	$(3,011,779)	$(1,663,783)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,237,404	$11,732,972	5,539,350	$23,137,398
Redemptions	(3,437,658)	(17,792,484)	(5,503,462)	(21,946,271)

Net increase (decrease)	(1,200,254)	$(6,059,512)	35,888	$1,191,127

Class B
Sales	11,654,137	$59,230,979	19,716,529	$78,480,144
Fund subscription in kind	2,528,602	13,300,445	—	—
Redemptions	(6,572,404)	(32,946,515)	(14,598,524)	(57,255,573)

Net increase	7,610,335	$39,584,909	5,118,005	$21,224,571

Class E
Sales	643,966	$3,293,493	1,567,423	$6,400,897
Redemptions	(1,123,407)	$(5,702,033)	(1,801,642)	(7,070,679)

Net decrease	(479,441)	$(2,408,540)	(234,219)	$(669,782)

Increase derived from capital shares transactions		$31,116,857		$21,745,916

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$4.90		$3.82	$2.40	$6.82	$5.39	$5.11

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	(0.01)		(0.02)	(0.00)+	0.00 +	(0.01)	(0.03)
Net Realized and Unrealized Gain (loss) on Investments	0.27		1.10	1.42	(2.19)	1.66	0.31

Total From Investment Operations	0.26		1.08	1.42	(2.19)	1.65	0.28

Less Distributions
Distributions from Net Investment Income	—		—	—	(0.72)	—	—
Distributions from Net Realized Capital Gains	—		—	—	(1.51)	(0.22)	—

Total Distributions	—		—	—	(2.23)	(0.22)	—

Net Asset Value, End of Period	$5.16		$4.90	$3.82	$2.40	$6.82	$5.39

Total Return (%)	5.31		28.27	59.17	(44.25)	31.67	5.48

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.95	*	0.97	0.96	0.97	0.97	1.06 (b)
Ratio of Net Expenses to Average Net Assets ()	0.95	*	0.97	0.96	0.95	0.95	1.02
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.51	)*	(0.52)	(0.15)	0.00 ++	(0.20)	(0.57)
Portfolio Turnover Rate (%)	65.1		160.6	138.2	181.1	206.8	265.0
Net Assets, End of Period (in millions)	$72.1		$74.3	$57.8	$31.0	$64.8	$184.8

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$4.75		$3.71	$2.34	$6.72	$5.32	$5.05

Income (Loss) from Investment Operations
Net Investment Loss(a)	(0.02)		(0.03)	(0.01)	(0.01)	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.27		1.07	1.38	(2.15)	1.65	0.31

Total From Investment Operations	0.25		1.04	1.37	(2.16)	1.62	0.27

Less Distributions
Distributions from Net Investment Income	—		—	—	(0.71)	—	—
Distributions from Net Realized Capital Gains	—		—	—	(1.51)	(0.22)	—

Total Distributions	—		—	—	(2.22)	(0.22)	—

Net Asset Value, End of Period	$5.00		$4.75	$3.71	$2.34	$6.72	$5.32

Total Return (%)	5.26		27.69	58.97	(44.45)	31.52	5.35

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.20	*	1.22	1.21	1.22	1.27	1.31 (b)
Ratio of Net Expenses to Average Net Assets (%)(c)	1.20	*	1.22	1.21	1.20	1.24	1.28
Ratio of Net Investment Loss to Average Net Assets (%)	(0.76	)*	(0.77)	(0.40)	(0.25)	(0.51)	(0.83)
Portfolio Turnover Rate (%)	65.1		160.6	138.2	181.1	206.8	265.0
Net Assets, End of Period (in millions)	$297.1		$246.2	$173.4	$83.7	$160.4	$91.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$4.81		$3.76	$2.36	$6.76	$5.34	$5.07

Income (Loss) from Investment Operations
Net Investment Loss(a)	(0.02)		(0.03)	(0.01)	(0.01)	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.28		1.08	1.41	(2.16)	1.67	0.31

Total From Investment Operations	0.26		1.05	1.40	(2.17)	1.64	0.27

Less Distributions
Distributions from Net Investment Income	—		—	—	(0.72)	—	—
Distributions from Net Realized Capital Gains	—		—	—	(1.51)	(0.22)	—

Total Distributions	—		—	—	(2.23)	(0.22)	—

Net Asset Value, End of Period	$5.07		$4.81	$3.76	$2.36	$6.76	$5.34

Total Return (%)	5.41		27.93	59.32	(44.49)	31.78	5.33

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.10	*	1.12	1.11	1.12	1.18	1.21 (b)
Ratio of Net Expenses to Average Net Assets (%)(c)	1.10	*	1.12	1.11	1.09	1.14	1.18
Ratio of Net Investment Loss to Average Net Assets (%)	(0.66	)*	(0.67)	(0.29)	(0.15)	(0.42)	(0.74)
Portfolio Turnover Rate (%)	65.1		160.6	138.2	181.1	206.8	265.0
Net Assets, End of Period (in millions)	$23.1		$24.2	$19.8	$11.2	$27.1	$16.7

*	Annualized
+	Net investment income (loss) was less than $0.01/($0.01).
++	Ratio of net investment loss to average net assets was less than 0.01%.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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RCM Technology Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is RCM Technology Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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RCM Technology Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

14

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with RCM Capital Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

15

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,687,569	0.88%	First $	500 Million
	0.85%	Over $	500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$250,844,573	$—	$238,809,749

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency

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MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6. Market, Credit and Counterparty Risk - continued

and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2010 and 2009.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$78,350,813	$(3,556,899)	$74,793,914

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$3,556,899	$3,556,899

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within

17

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Recent Accounting Pronouncements - continued

Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

18

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the SSgA Growth and Income ETF Portfolio returned 4.62%, 4.60% and 4.62%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index1, which returned 4.68%.

Market Environment/Conditions

The capital markets entered 2011 riding a wave of momentum from a strong fourth quarter finish resulting in a solid 2010 performance across global markets. Heading into the new year, it appeared that central banks within the developed world would maintain liquidity for the immediate future and sustain accommodative monetary policy. On the other hand, emerging economies were expected to remain steadfast in raising reserve requirement and/or short term rates in efforts to reign in inflation and prevent their economy from overheating. Despite persistent headwinds within the U.S. and across the globe, growth outlooks appeared positive with forecasted global Gross Domestic Product (GDP) growth exceeding long term historical averages.

Developed equities were able to achieve healthy gains in January and February when solid earnings reports and rising economic optimism boosted share prices. However, global equities entered March on edge, bandied about by spreading unrest within Arab nations that kept oil prices on the move, and the MSCI World Index of developed markets opened the month with a daily loss for the first time since July 2010. Concern about U.S. jobs, European bonds, and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11. Fragile investor sentiment drove many equity averages to their lowest levels of 2011. However investors saw a silver lining within equity valuation, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter. The spirited rally from mid-March lows helped global equities turn what could have been a rough first quarter of 2011 into another solid performance for major averages. Commodity prices also recovered nicely and economically sensitive themes continued to perform well, helped by anticipation of increased demand for energy and materials in support of Japanese reconstruction.

While equities were dealing with the biggest surges in volatility since the middle of 2010, fixed income securities showed remarkable poise. Even as inflation concerns festered during January and February, yield curves that had already steepened dramatically kept bond prices from suffering too greatly, and broad fixed income benchmarks finished the first quarter with small but still positive returns. Robust corporate earnings helped credit spreads narrow during the early part of the first quarter, and they only backed up modestly during the menacing middle of March. The most troubling arena in the bond markets during the first quarter remained peripheral Europe, where Greek yields stayed elevated in the low teens, Irish yields made their way into double digits, and Portuguese yields broke through the 8% barrier.

Global equity markets proved resilient in the early going of the second quarter of 2011 on the back of a first quarter marred with devastation caused by the natural disasters in Japan, growing unrest within the Middle East, and continued European sovereign debt concerns. Major equity indexes gained ground in April, fell back into mid-June, and then recovered to close the second quarter with little if any net gains. The MSCI World Index of developed equity markets lost 1.6% in June, but retained a 0.5% positive return for the quarter and a 5.3% advance on a year-to-date basis. In the emerging markets, concerns that tighter monetary policy would bring unwelcome risks to economic growth prospects continued to hinder equity performance. The MSCI Emerging Markets (EM) Free Index slipped 1.5% in June and 1.2% for the second quarter as a whole. On a year-to-date basis, the EM Index is hanging on to a thin 0.9% gain.

In the second quarter, bond markets traded defensively in early April, continuing the choppiness that had characterized much of fixed income during the first quarter. But when the International Monetary Fund (IMF) lowered its 2011 growth forecasts for the U.S., Japan, and the UK, the complexion of debt trading began to change, even as equities continued to push higher through earnings season. Yields in the U.S., Germany, the UK, and Japan all started to tumble, even as they began climbing faster in the weaker eurozone nations. When fresh economic data in May and June corroborated the IMF caution, yield declines persisted, even as softer equity markets brought a mild uptick in investment-grade credit spreads. Given the worrisome action among troubled European borrowers, high-yield bonds faced a sterner challenge, with yields rising 75 basis points or more after setting lows during May. Although broad bond benchmarks gave back the bulk of their early June performance in the final week of the month, they posted solid returns through the course of the second quarter, led by issues of the largest governments. Corporate debt lagged, losing ground in June and underperforming government paper for the second quarter as a whole. But the greatest damage remained in the eurozone periphery, where many Greek and Portuguese obligations suffered double-digit losses over the course of the latest three months.

Portfolio Review/Current Positioning

After closing 2010 with a solid year of performance across most asset classes, the Portfolio entered 2011 with an overweight to risky assets, largely in the form of U.S., non-U.S., and emerging market equities, as well as commodities. While the new year started off with continued strength, a litany of environmental and geopolitical issues caused riskier assets to stumble in March, but it was not long before they regained their footing to finish the first quarter in good stead. As the second quarter of 2011 progressed and global economic events continued to develop, the tenor of the Portfolio took on a more conservative tone as the non-U.S. equity overweights were shed and fixed income positions were bolstered. Additions to fixed income assets were primarily focused within inflation protected bonds, investment grade credit, and high yield. Within equities, thematic de-risking continued by reducing an overweight position in emerging market equities to neutral and reallocating to large cap U.S. and dividend

1

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary* (continued)

paying equities. Gold continues to be an overweight position of approximately 3% as the yellow metal continues to march forward with the support from an abundance of global financial and political uncertainty. The Portfolio ended the first half of the year with a minor overweight to risk assets.

In terms of negative contributions, positioning within equity asset classes hindered performance. A first quarter underweight to small cap U.S. equities and an overweight to U.S. large cap equities resulted in a negative impact to overall performance as the former outperformed the latter during the first quarter of the year. A modest first half overweight to emerging market equities also hurt relative performance: concerns regarding monetary tightening and a reduction in demand resulting from potentially slower economic growth caused emerging equity returns to be one of the worst performers amongst equity asset classes. Paltry real yields and a forecasted low rate environment in the near term seemingly warranted an underweight position to U.S. TIPS. However, investors flocked to TIPS during the first half of the year finishing as one of the better performing bond asset classes.

Although the allocations of the Portfolio were adjusted throughout the course of the period, some broad themes persisted that contributed to the performance relative to the custom benchmark. Specifically, positioning within fixed income asset classes was beneficial for overall returns. The Portfolio entered the year overweight high yield bonds as favorable yields and a low distress environment proved positive for the asset class. As the first half unfolded it appeared that spreads had little room to tighten and we found it opportune to reduce our position to neutral and lock in profits. The positioning within high yield was supported as high yield lagged other sectors when lower rated issues responded poorly to June market jitters. In addition the Portfolio was underweight aggregate bonds, a position that was partially offset by an overweight allocation to investment grade credit. We found the additional spread within investment grade beneficial. In the commodity space, the Portfolio maintained an out-of-benchmark position to gold. Although gold stumbled out of the blocks in the early months of the year, the resilient precious metal rebounded and finished the first half of the year up over 5%.

Dan Farley, CFA

Chief Investment Officer—Multi Asset Class Solutions

SSgA Funds Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	27.0
Vanguard Total Bond Market ETF	14.5
iShares MSCI EAFE Index Fund	11.8
SPDR Barclays Capital High Yield Bond ETF	10.8
SPDR S&P Dividend ETF	7.9
Vanguard Emerging Markets ETF	5.0
iShares iBoxx $ Investment Grade Corporate Bond Fund	4.8
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	3.9
Midcap SPDR Trust Series 1	2.4
SPDR Gold Trust	2.2

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SSgA Growth and Income ETF Portfolio managed by

SSgA Funds Management, Inc. vs. MSCI ACWI (All Country World Index)1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
SSgA Growth and Income ETF Portfolio—Class A	4.62%	21.81%	5.10%	4.40%
Class B	4.60%	21.62%	4.87%	4.88%
Class E	4.62%	21.63%	4.95%	4.26%
MSCI ACWI (All Country World Index)[1]	4.68%	30.14%	3.16%	4.41%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging markets indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 10/3/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.32%	$1,000.00	$1,046.20	$1.62
Hypothetical*	0.32%	1,000.00	1,023.21	1.61

Class B(a)
Actual	0.57%	$1,000.00	$1,046.00	$2.89
Hypothetical*	0.57%	1,000.00	1,021.97	2.86

Class E(a)
Actual	0.47%	$1,000.00	$1,046.20	$2.38
Hypothetical*	0.47%	1,000.00	1,022.46	2.36

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Security Description	Shares	Value

Investment Company Securities—98.7%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund (a)	921,800	$101,987,953
iShares Gold Trust*	1,470,000	21,520,800
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	1,135,100	125,008,563
iShares MSCI Canada Index Fund (a)	1,151,100	36,455,337
iShares MSCI EAFE Index Fund	5,116,400	307,700,296
iShares S&P SmallCap 600 Index Fund (a)	426,600	31,278,312
Midcap SPDR Trust Series 1 (a)	345,300	61,256,220
SPDR Barclays Capital High Yield Bond ETF (a)	6,976,710	280,603,276
SPDR DJ Wilshire International Real Estate ETF (a)	612,900	24,748,902
SPDR Gold Trust (a)*	383,700	56,012,526
SPDR S&P 500 ETF Trust (a)	5,331,100	703,545,267
SPDR S&P Dividend ETF (a)	3,825,800	206,822,748
SPDR S&P International Small Cap ETF (a) (b)	1,644,400	52,226,144
Vanguard Emerging Markets ETF	2,696,000	131,079,520
Vanguard REIT ETF (a)	879,600	52,863,960
Vanguard Total Bond Market ETF	4,637,300	376,363,268

Total Investment Company Securities (Cost $2,403,930,440)		2,569,473,092

Short-Term Investments—29.3%

Mutual Funds—29.3%
AIM STIT-STIC Prime Portfolio (The)	$46,200,420	46,200,420
State Street Navigator Securities Lending Prime Portfolio (c)	715,121,138	715,121,138

		761,321,558

Total Short-Term Investments (Cost $761,321,558)		761,321,558

Total Investments—128.0% (Cost $3,165,251,998#)		3,330,794,650

Other Assets and Liabilities (net)—(28.0)%		(728,512,403)

Net Assets—100.0%		$2,602,282,247

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $3,165,251,998. The aggregate unrealized appreciation of investments was $165,542,652, resulting in net unrealized appreciation of $165,542,652 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $710,491,715 and the collateral received consisted of cash in the amount of $715,121,138 and non-cash collateral with a value of $5,999,624. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated issuer. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$2,569,473,092	$—	$—	$2,569,473,092
Short-Term Investments
Mutual Funds	761,321,558	—	—	761,321,558
Total Short-Term Investments	761,321,558	—	—	761,321,558
Total Investments	$3,330,794,650	$—	$—	$3,330,794,650

See accompanying notes to financial statements.

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SSgA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$3,278,568,506
Investment from affiliated transaction (c)	52,226,144
Receivable for shares sold	2,951,546
Dividends receivable	3,507,702
Interest receivable	440

Total assets	3,337,254,338

Liabilities
Payables for:
Investments purchased	18,193,466
Shares redeemed	433,225
Collateral for securities loaned	715,121,138
Accrued Expenses:
Management fees	637,816
Distribution and service fees - Class B	516,501
Distribution and service fees - Class E	1,152
Administration fees	1,901
Custodian and accounting fees	4,618
Deferred trustees’ fees	20,516
Other expenses	41,758

Total liabilities	734,972,091

Net Assets	$2,602,282,247

Net Assets Represented by
Paid in surplus	$2,376,352,142
Accumulated net realized gain	34,385,014
Unrealized appreciation on investments	158,227,029
Unrealized appreciation on investment from affiliated	7,315,623
Undistributed net investment income	26,002,439

Net Assets	$2,602,282,247

Net Assets
Class A	$13,874,379
Class B	2,578,970,320
Class E	9,437,548
Capital Shares Outstanding*
Class A	1,197,682
Class B	223,562,301
Class E	816,888
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.58
Class B	11.54
Class E	11.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,120,341,477.
(b)	Includes securities loaned at value of $710,491,715.
(c)	Identified cost of investments from affiliated transactions was $44,910,521.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Interest (a)	$211,469
Dividends from Underlying ETFs	32,047,695
Income earned from affiliated transactions	220,461

Total investment income	32,479,625

Expenses
Management fees	3,509,261
Administration fees	11,901
Custodian and accounting fees	15,168
Distribution and service fees - Class B	2,834,899
Distribution and service fees - Class E	6,546
Audit and tax services	9,750
Legal	20,839
Trustees’ fees and expenses	15,868
Shareholder reporting	28,432
Insurance	1,513
Miscellaneous	5,850

Total expenses	6,460,027

Net investment income	26,019,598

Net Realized and Unrealized Gain on Investments
Net realized gain on investments	50,655,807

Net change in unrealized appreciation on:
Investments	14,077,297
Investments in affiliates	7,315,623

Net change in unrealized appreciation on investments and investments in affiliates	21,392,920

Net realized and unrealized gain on investments and investments in affiliates	72,048,727

Net Increase in Net Assets from Operations	$98,068,325

(a)	Includes net income on securities loaned of $182,751.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$26,019,598	$43,382,269
Net realized gain on investments	50,655,807	36,902,892
Net change in unrealized appreciation on investments and investments in affiliates	21,392,920	92,990,566

Net increase in net assets resulting from operations	98,068,325	173,275,727

Distributions to Shareholders
From net investment income
Class A	(252,146)	(101,607)
Class B	(40,570,722)	(13,738,778)
Class E	(153,683)	(74,725)
From net realized gains
Class A	(251,833)	(332)
Class B	(43,587,645)	(47,963)
Class E	(162,761)	(260)

Net decrease in net assets resulting from distributions	(84,978,790)	(13,963,665)

Net increase in net assets from capital share transactions	643,382,668	1,037,619,795

Net Increase in Net Assets	656,472,203	1,196,931,857
Net assets at beginning of period	1,945,810,044	748,878,187

Net assets at end of period	$2,602,282,247	$1,945,810,044

Undistributed net investment income at end of period	$26,002,439	$40,959,392

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	337,937	$3,940,823	632,247	$6,676,792
Reinvestments	43,484	503,979	9,474	101,938
Redemptions	(169,363)	(1,960,229)	(93,777)	(991,622)

Net increase	212,058	$2,484,573	547,944	$5,787,108

Class B
Sales	53,324,010	$619,769,051	101,887,404	$1,082,104,069
Reinvestments	7,286,439	84,158,367	1,283,682	13,786,741
Redemptions	(5,598,433)	(64,570,884)	(6,307,787)	(66,379,990)

Net increase	55,012,016	$639,356,534	96,863,299	$1,029,510,820

Class E
Sales	204,900	$2,382,095	378,659	$3,993,332
Reinvestments	27,374	316,444	6,982	74,985
Redemptions	(99,836)	(1,156,978)	(164,901)	(1,746,450)

Net increase	132,438	$1,541,561	220,740	$2,321,867

Increase derived from capital shares transactions		$643,382,668		$1,037,619,795

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007		2006(b)
Net Asset Value, Beginning of Period	$11.48		$10.34	$8.49	$11.80	$11.13		$10.56

Income (Loss) from Investment Operations
Net Investment Income(a)	0.14		0.39	0.35	0.30	0.32		0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.40		0.90	1.71	(3.15)	0.35		0.47

Total From Investment Operations	0.54		1.29	2.06	(2.85)	0.67		0.72

Less Distributions
Distributions from Net Investment Income	(0.22)		(0.15)	(0.21)	(0.22)	(0.00	)+	(0.15)
Distributions from Net Realized Capital Gains	(0.22)		(0.00)++	—	(0.24)	(0.00	)++	—

Total Distributions	(0.44)		(0.15)	(0.21)	(0.46)	(0.00	)+++	(0.15)

Net Asset Value, End of Period	$11.58		$11.48	$10.34	$8.49	$11.80		$11.13

Total Return (%)	4.62		12.61	24.96	(24.87)	5.76		6.81

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.32	*	0.33	0.40	0.52 (c)	0.56	(c)	0.66	*
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.32	*	0.33	0.37	0.51	0.54		0.56	*
Ratio of Net Investment Income to Average Net Assets (%)(g)	2.46	*	3.64	3.80	2.97	2.67		3.42	*
Portfolio Turnover Rate (%)	16.1		32.6	21.9	165.9	37.3		23.2
Net Assets, End of Period (in millions)	$13.9		$11.3	$4.5	$2.0	$1.6		$0.2

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$11.43		$10.32	$8.47	$11.77	$11.13		$10.11

Income (Loss) from Investment Operations
Net Investment Income(a)	0.13		0.37	0.34	0.27	0.20		0.17
Net Realized and Unrealized Gain (Loss) on Investments	0.40		0.88	1.70	(3.14)	0.44		1.02

Total from investment operations	0.53		1.25	2.04	(2.87)	0.64		1.19

Less Distributions
Distributions from Net Investment Income	(0.20)		(0.14)	(0.19)	(0.19)	(0.00	)+	(0.16)
Distributions from Net Realized Capital Gains	(0.22)		(0.00)++	—	(0.24)	(0.00	)++	(0.01)

Total Distributions	(0.42)		(0.14)	(0.19)	(0.43)	(0.00	)+++	(0.17)

Net Asset Value, End of Period	$11.54		$11.43	$10.32	$8.47	$11.77		$11.13

Total Return (%)	4.60		12.24	24.89	(25.06)	5.40		11.73

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.57	*	0.58	0.65	0.78 (c)	0.79	(c)	0.84
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.57	*	0.58	0.62	0.75	0.77		0.80
Ratio of Net Investment Income to Average Net Assets (%)(g)	2.27	*	3.49	3.63	2.64	1.73		1.65
Portfolio Turnover Rate (%)	16.1		32.6	21.9	165.9	37.3		23.2
Net Assets, End of Period (in millions)	$2,579.0		$1,926.7	$739.6	$172.3	$233.5		$203.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007		2006(b)
Net Asset Value, Beginning of Period	$11.44		$10.32	$8.47	$11.77	$11.12		$10.56

Income (Loss) from Investment Operations
Net Investment Income(a)	0.13		0.35	0.33	0.31	0.23		0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.40		0.91	1.72	(3.16)	0.42		0.52

Total From Investment Operations	0.53		1.26	2.05	(2.85)	0.65		0.70

Less Distributions
Distributions from Net Investment Income	(0.20)		(0.14)	(0.20)	(0.21)	(0.00	)+	(0.14)
Distributions from Net Realized Capital Gains	(0.22)		(0.00)++	—	(0.24)	(0.00	)++	—

Total Distributions	(0.42)		(0.14)	(0.20)	(0.45)	(0.00	)+++	(0.14)

Net Asset Value, End of Period	$11.55		$11.44	$10.32	$8.47	$11.77		$11.12

Total Return (%)	4.62		12.34	24.99	(25.01)	5.58		6.65

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.47	*	0.48	0.55	0.68 (c)	0.69	(c)	0.79	*
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.47	*	0.48	0.52	0.65	0.67		0.70	*
Ratio of Net Investment Income to Average Net Assets (%)(g)	2.32	*	3.35	3.59	3.09	1.98		2.52	*
Portfolio Turnover Rate (%)	16.1		32.6	21.9	165.9	37.3		23.2
Net Assets, End of Period (in millions)	$9.4		$7.8	$4.8	$2.5	$1.9		$1.1

*	Annualized
+	Distributions from net investment income were less than $0.01.
++	Distributions from net realized capital gains were less than $0.01.
+++	Total distributions were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Excludes effect of deferred expense reimbursement—See Note 3 of the Notes to Financial Statements.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for the Underlying ETFs.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital distributions from underlying Exchange-Traded Funds, capital gain distributions from underlying Exchange-Traded Funds, deferred trustees’ compensation, adjustment from trust holding, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a

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SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$3,509,261	0.33%	First $500 Million

	0.30%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying ETFs’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.37%	0.62%	0.52%

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$952,370,268	$—	$366,042,219

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio or the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio or the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit risk consist principally of cash due from counterparties and investments.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Affiliated Issuer

A summary of Portfolio's transactions in the securities of affiliated issuers during the period ended June 30, 2011 was as follows:

Security Description	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

SPDR S&P International Small Cap ETF	1,241,600	402,800	—	1,644,400

Security Description	Net Realized Gain/(Loss)	Return of Captial	Dividend Income	Ending Value as of June 30, 2011

SPDR S&P International Small Cap ETF	$—	$—	$220,461	$52,226,144

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$13,963,665	$5,557,092	$—	$—	$13,963,665	$5,557,092

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$52,494,233	$32,483,639	$127,879,000	$—	$212,856,872

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the SSgA Growth ETF Portfolio returned 5.09%, 4.93% and 5.07%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index1, which returned 4.68%.

Market Environment/Conditions

The capital markets entered 2011 riding a wave of momentum from a strong fourth quarter finish resulting in a solid 2010 performance across global markets. Heading into the new year, it appeared that central banks within the developed world would maintain liquidity for the immediate future and sustain accommodative monetary policy. On the other hand, emerging economies were expected to remain steadfast in raising reserve requirement and/or short term rates in efforts to reign in inflation and prevent their economy from overheating. Despite persistent headwinds within the U.S. and across the globe, growth outlooks appeared positive with forecasted global Gross Domestic Product (GDP) growth exceeding long term historical averages.

Developed equities were able to achieve healthy gains in January and February when solid earnings reports and rising economic optimism boosted share prices. However, global equities entered March on edge, bandied about by spreading unrest within Arab nations that kept oil prices on the move, and the MSCI World Index of developed markets opened the month with a daily loss for the first time since July 2010. Concern about U.S. jobs, European bonds, and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11. Fragile investor sentiment drove many equity averages to their lowest levels of 2011. However investors saw a silver lining within equity valuation, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter. The spirited rally from mid-March lows helped global equities turn what could have been a rough first quarter of 2011 into another solid performance for major averages. Commodity prices also recovered nicely and economically sensitive themes continued to perform well, helped by anticipation of increased demand for energy and materials in support of Japanese reconstruction.

While equities were dealing with the biggest surges in volatility since the middle of 2010, fixed income securities showed remarkable poise. Even as inflation concerns festered during January and February, yield curves that had already steepened dramatically kept bond prices from suffering too greatly, and broad fixed income benchmarks finished the first quarter with small but still positive returns. Robust corporate earnings helped credit spreads narrow during the early part of the first quarter, and they only backed up modestly during the menacing middle of March. The most troubling arena in the bond markets during the first quarter remained peripheral Europe, where Greek yields stayed elevated in the low teens, Irish yields made their way into double digits, and Portuguese yields broke through the 8% barrier.

Global equity markets proved resilient in the early going of the second quarter of 2011 on the back of a first quarter marred with devastation caused by the natural disasters in Japan, growing unrest within the Middle East, and continued European sovereign debt concerns. Major equity indexes gained ground in April, fell back into mid-June, and then recovered to close the second quarter with little if any net gains. The MSCI World Index of developed equity markets lost 1.6% in June, but retained a 0.5% positive return for the quarter and a 5.3% advance on a year-to-date basis. In the emerging markets, concerns that tighter monetary policy would bring unwelcome risks to economic growth prospects continued to hinder equity performance. The MSCI Emerging Markets (EM) Free Index slipped 1.5% in June and 1.2% for the second quarter as a whole. On a year-to-date basis, the EM Index is hanging on to a thin 0.9% gain.

In the second quarter, bond markets traded defensively in early April, continuing the choppiness that had characterized much of fixed income during the first quarter. But when the International Monetary Fund (IMF) lowered its 2011 growth forecasts for the U.S., Japan, and the UK, the complexion of debt trading began to change, even as equities continued to push higher through earnings season. Yields in the U.S., Germany, the UK, and Japan all started to tumble, even as they began climbing faster in the weaker eurozone nations. When fresh economic data in May and June corroborated the IMF caution, yield declines persisted, even as softer equity markets brought a mild uptick in investment-grade credit spreads. Given the worrisome action among troubled European borrowers, high-yield bonds faced a sterner challenge, with yields rising 75 basis points or more after setting lows during May. Although broad bond benchmarks gave back the bulk of their early June performance in the final week of the month, they posted solid returns through the course of the second quarter, led by issues of the largest governments. Corporate debt lagged, losing ground in June and underperforming government paper for the second quarter as a whole. But the greatest damage remained in the eurozone periphery, where many Greek and Portuguese obligations suffered double-digit losses over the course of the latest three months.

Portfolio Review/Current Positioning

After closing 2010 with a solid year of performance across most asset classes, the Portfolio entered 2011 with an overweight to risky assets, largely in the form of U.S., non-U.S., and emerging market equities, as well as commodities. While the new year started off with continued strength, a litany of environmental and geopolitical issues caused riskier assets to stumble in March, but it was not long before they regained their footing to finish the first quarter in good stead. As the second quarter of 2011 progressed and global economic events continued to develop, the tenor of the Portfolio took on a more conservative tone as the non-U.S. equity overweights were shed and fixed income positions were bolstered. Additions to fixed income assets were primarily focused within inflation protected bonds, investment grade credit, and high yield. Within equities, thematic de-risking continued by reducing an overweight position in emerging market equities to neutral and reallocating to large cap U.S. and dividend paying equities. Gold continues to be an overweight position of

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Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary* (continued)

approximately 3% as the yellow metal continues to march forward with the support from an abundance of global financial and political uncertainty. The Portfolio ended the first half of the year with a minor overweight to risk assets.

In terms of negative contributions, positioning within equity asset classes hindered performance. A first quarter underweight to small cap U.S. equities and an overweight to U.S. large cap equities resulted in a negative impact to overall performance as the former outperformed the latter during the first quarter of the year. A modest first half overweight to emerging market equities also hurt relative performance: concerns regarding monetary tightening and a reduction in demand resulting from potentially slower economic growth caused emerging equity returns to be one of the worst performers amongst equity asset classes. Paltry real yields and a forecasted low rate environment in the near term seemingly warranted an underweight position to U.S. TIPS. However, investors flocked to TIPS during the first half of the year finishing as one of the better performing bond asset classes.

Although the allocations of the Portfolio were adjusted throughout the course of the period, some broad themes persisted that contributed to the performance relative to the custom benchmark. Specifically, positioning within fixed income asset classes was beneficial for overall returns. The Portfolio entered the year overweight high yield bonds as favorable yields and a low distress environment proved positive for the asset class. As the first half unfolded it appeared that spreads had little room to tighten and we found it opportune to reduce our position to neutral and lock in profits. The positioning within high yield was supported as high yield lagged other sectors when lower rated issues responded poorly to June market jitters. In addition the Portfolio was underweight aggregate bonds, a position that was partially offset by an overweight allocation to investment grade credit. We found the additional spread within investment grade beneficial. In the commodity space, the Portfolio maintained an out-of-benchmark position to gold. Although gold stumbled out of the blocks in the early months of the year, the resilient precious metal rebounded and finished the first half of the year up over 5%.

Dan Farley, CFA

Chief Investment Officer—Multi Asset Class Solutions

SSgA Funds Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	31.8
iShares MSCI EAFE Index Fund	18.0
SPDR S&P Dividend ETF	7.9
Vanguard Emerging Markets ETF	7.0
SPDR Barclays Capital High Yield Bond ETF	5.9
Midcap SPDR Trust Series 1	5.3
iShares iBoxx $ Investment Grade Corporate Bond Fund	4.7
iShares S&P SmallCap 600 Index Fund	3.2
SPDR S&P International Small Cap ETF	3.1
SPDR Gold Trust	2.8

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SSgA Growth ETF Portfolio managed by

SSgA Funds Management, Inc. vs. MSCI ACWI (All Country World Index)1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
SSgA Growth ETF Portfolio—Class A	5.09%	27.46%	4.15%	3.38%
Class B	4.93%	27.23%	3.89%	4.27%
Class E	5.07%	27.38%	4.00%	3.24%
MSCI ACWI (All Country World Index) Index[1]	4.68%	30.14%	3.16%	4.41%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging markets indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 10/3/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.35%	$1,000.00	$1,050.90	$1.78
Hypothetical*	0.35%	1,000.00	1,023.06	1.76

Class B(a)
Actual	0.60%	$1,000.00	$1,049.30	$3.05
Hypothetical*	0.60%	1,000.00	1,021.82	3.01

Class E(a)
Actual	0.50%	$1,000.00	$1,050.70	$2.54
Hypothetical*	0.50%	1,000.00	1,022.32	2.51

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

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SSgA Growth ETF Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Investment Company Securities—99.0%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund (a)	142,500	$15,766,200
iShares Gold Trust*	110,900	1,623,576
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	343,400	37,818,642
iShares MSCI Canada Index Fund	568,400	18,001,228
iShares MSCI EAFE Index Fund	2,400,300	144,354,042
iShares S&P SmallCap 600 Index Fund (a)	345,000	25,295,400
Midcap SPDR Trust Series 1 (a)	240,600	42,682,440
SPDR Barclays Capital High Yield Bond ETF (a)	1,170,800	47,089,576
SPDR DJ Wilshire International Real Estate ETF	189,400	7,647,972
SPDR Gold Trust*	154,800	22,597,704
SPDR S&P 500 ETF Trust (a)	1,925,000	254,042,250
SPDR S&P Dividend ETF	1,176,300	63,590,778
SPDR S&P International Small Cap ETF	772,300	24,528,248
Vanguard Emerging Markets ETF	1,144,500	55,645,590
Vanguard REIT ETF (a)	269,800	16,214,980
Vanguard Total Bond Market ETF	179,300	14,551,988

Total Investment Company Securities (Cost $695,022,693)		791,450,614

Short-Term Investments—2.9%

Mutual Funds—2.9%
AIM STIT-STIC Prime Portfolio (The)	$13,879,280	13,879,280
State Street Navigator Securities Lending Prime Portfolio (b)	9,472,277	9,472,277

		23,351,557

Total Short-Term Investments (Cost $23,351,557)		23,351,557

Total Investments—101.9% (Cost $718,374,250#)		814,802,171

Other Assets and Liabilities (net)—(1.9)%		(14,888,301)

Net Assets—100.0%		$799,913,870

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $718,374,250. The aggregate unrealized appreciation and depreciation of investments were $96,484,151 and $(56,230), respectively, resulting in net unrealized appreciation of $96,427,921 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $9,337,477 and the collateral received consisted of cash in the amount of $9,472,277. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels.

Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$791,450,614	$—	$—	$791,450,614
Short-Term Investments Mutual Funds	23,351,557	—	—	23,351,557
Total Short-Term Investments	23,351,557	—	—	23,351,557
Total Investments	$814,802,171	$—	$—	$814,802,171

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$814,802,171
Receivable for shares sold	727,249
Dividends receivable	1,320,906
Interest receivable	174

Total assets	816,850,500

Liabilities
Payables for:
Investments purchased	6,787,488
Shares redeemed	249,505
Collateral for securities loaned	9,472,277
Accrued Expenses:
Management fees	204,156
Distribution and service fees - Class B	156,651
Distribution and service fees - Class E	735
Administration fees	1,901
Custodian and accounting fees	4,593
Deferred trustees’ fees	20,516
Other expenses	38,808

Total liabilities	16,936,630

Net Assets	$799,913,870

Net Assets Represented by
Paid in surplus	$682,463,973
Accumulated net realized gain	13,405,859
Unrealized appreciation on investments	96,427,921
Undistributed net investment income	7,616,117

Net Assets	$799,913,870

Net Assets
Class A	$10,225,412
Class B	783,282,853
Class E	6,405,605
Capital Shares Outstanding*
Class A	890,431
Class B	68,440,280
Class E	558,953
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.48
Class B	11.44
Class E	11.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $718,374,250.
(b)	Includes securities loaned at value of $9,337,477.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Interest (a)	$37,185
Dividends from Underlying ETFs	8,930,147

Total investment income	8,967,332

Expenses
Management fees	1,186,079
Administration fees	11,901
Custodian and accounting fees	14,946
Distribution and service fees - Class B	908,678
Distribution and service fees - Class E	4,157
Audit and tax services	9,750
Legal	20,839
Trustees’ fees and expenses	15,868
Shareholder reporting	22,031
Insurance	1,506
Miscellaneous	4,200

Total expenses	2,199,955

Net investment income	6,767,377

Net Realized and Unrealized Gain on Investments
Net realized gain on investments	23,769,928

Net change in unrealized appreciation on investments	4,429,084

Net realized and unrealized gain on investments	28,199,012

Net Increase in Net Assets from Operations	$34,966,389

(a)	Includes net income on securities loaned of $29,653.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$6,767,377	$12,844,800
Net realized gain on investments	23,769,928	1,632,031
Net change in unrealized appreciation on investments	4,429,084	59,812,745

Net increase in net assets resulting from operations	34,966,389	74,289,576

Distributions to Shareholders
From net investment income
Class A	(152,949)	(84,162)
Class B	(11,574,204)	(7,253,526)
Class E	(90,327)	(67,817)

Net decrease in net assets resulting from distributions	(11,817,480)	(7,405,505)

Net increase in net assets from capital share transactions	113,206,834	165,086,866

Net Increase in Net Assets	136,355,743	231,970,937
Net assets at beginning of period	663,558,127	431,587,190

Net assets at end of period	$799,913,870	$663,558,127

Undistributed net investment income at end of period	$7,616,117	$12,666,220

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	289,993	$3,309,110	308,657	$3,102,129
Reinvestments	13,254	152,949	8,140	84,162
Redemptions	(86,871)	(985,039)	(91,645)	(937,086)

Net increase	216,376	$2,477,020	225,152	$2,249,205

Class B
Sales	12,726,664	$144,524,347	23,640,077	$239,372,954
Reinvestments	1,005,578	11,574,204	702,861	7,253,526
Redemptions	(4,097,176)	(46,477,058)	(8,516,291)	(84,096,207)

Net increase	9,635,066	$109,621,493	15,826,647	$162,530,273

Class E
Sales	164,539	$1,857,372	158,139	$1,600,626
Reinvestments	7,841	90,327	6,565	67,817
Redemptions	(74,343)	(839,378)	(135,085)	(1,361,055)

Net increase	98,037	$1,108,321	29,619	$307,388

Increase derived from capital shares transactions		$113,206,834		$165,086,866

See accompanying notes to financial statements.

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SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007		2006(b)
Net Asset Value, Beginning of Period	$11.11		$9.87	$7.81	$12.09	$11.39		$10.76

Income (Loss) from Investment Operations
Net Investment Income(a)	0.12		0.28	0.28	0.24	0.22		0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.45		1.13	1.96	(4.09)	0.48		0.53

Total From Investment Operations	0.57		1.41	2.24	(3.85)	0.70		0.78

Less Distributions
Distributions from Net Investment Income	(0.20)		(0.17)	(0.18)	(0.19)	—		(0.12)
Distributions from Net Realized Capital Gains	—		—	—	(0.24)	—		(0.03)

Total Distributions	(0.20)		(0.17)	(0.18)	(0.43)	—		(0.15)

Net Asset Value, End of Period	$11.48		$11.11	$9.87	$7.81	$12.09		$11.39

Total Return (%)	5.09		14.37	29.51	(32.84)	6.15		7.20

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.35	*	0.36	0.43	0.52 (c)	0.54	(c)	0.63	*
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.35	*	0.36	0.40	0.50	0.53		0.57	*
Ratio of Net Investment Income to Average Net Assets (%)(g)	2.15	*	2.77	3.20	2.35	1.85		3.33	*
Portfolio Turnover Rate (%)	16.6		36.6	22.9	140.3	20.2		27.7
Net Assets, End of Period (in millions)	$10.2		$7.5	$4.4	$1.0	$1.5		$0.3

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$11.07		$9.84	$7.79	$12.06	$11.39		$10.14

Income (Loss) from Investment Operations
Net Investment Income(a)	0.10		0.25	0.23	0.20	0.15		0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.45		1.13	1.98	(4.07)	0.52		1.28

Total From Investment Operations	0.55		1.38	2.21	(3.87)	0.67		1.41

Less Distributions
Distributions from Net Investment Income	(0.18)		(0.15)	(0.16)	(0.16)	—		(0.12)
Distributions from Net Realized Capital Gains	—		—	—	(0.24)	—		(0.04)

Total Distributions	(0.18)		(0.15)	(0.16)	(0.40)	—		(0.16)

Net Asset Value, End of Period	$11.44		$11.07	$9.84	$7.79	$12.06		$11.39

Total Return (%)	4.93		14.15	29.10	(32.97)	5.88		13.85

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.60	*	0.61	0.68	0.77 (c)	0.78	(c)	0.82
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.60	*	0.61	0.65	0.75	0.77		0.80
Ratio of Net Investment Income to Average Net Assets (%)(g)	1.82	*	2.47	2.70	1.99	1.25		1.21
Portfolio Turnover Rate (%)	16.6		36.6	22.9	140.3	20.2		27.7
Net Assets, End of Period (in millions)	$783.33		$651.0	$422.9	$153.2	$253.7		$235.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007		2006(b)
Net Asset Value, Beginning of Period	$11.08		$9.85	$7.79	$12.07	$11.39		$10.76

Income (Loss) from Investment Operations
Net Investment Income(a)	0.11		0.25	0.23	0.23	0.21		0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.45		1.13	2.00	(4.09)	0.47		0.60

Total From Investment Operations	0.56		1.38	2.23	(3.86)	0.68		0.78

Less Distributions
Distributions from Net Investment Income	(0.18)		(0.15)	(0.17)	(0.18)	—		(0.12)
Distributions from Net Realized Capital Gains	—		—	—	(0.24)	—		(0.03)

Total Distributions	(0.18)		(0.15)	(0.17)	(0.42)	—		(0.15)

Net Asset Value, End of Period	$11.46		$11.08	$9.85	$7.79	$12.07		$11.39

Total Return (%)	5.07		14.17	29.35	(32.91)	5.97		7.15

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.50	*	0.51	0.58	0.67 (c)	0.69	(c)	0.77	*
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.50	*	0.51	0.55	0.65	0.68		0.72	*
Ratio of Net Investment Income to Average Net Assets (%)(g)	1.99	*	2.44	2.71	2.28	1.70		2.38	*
Portfolio Turnover Rate (%)	16.6		36.6	22.9	140.3	20.2		27.7
Net Assets, End of Period (in millions)	$6.4		$5.1	$4.2	$2.7	$3.5		$1.2

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Excludes effect of deferred expense reimbursement—See Note 3 of the Notes to Financial Statements.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

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SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investment Transactions and Related Investment Income - The Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital distributions from underlying Exchange-Traded Funds, adjustment from trust holding, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a

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SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc. and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,186,079	0.33%	First $	500 Million

	0.30%	Over $	500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying ETFs’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.40%	0.65%	0.55%

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SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$234,617,250	$—	$122,518,948

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio or the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio or the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit risk consist principally of cash due from counterparties and investments.

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SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30,2011 (Unaudited)—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$7,405,505	$4,140,657	$—	$—	$7,405,505	$4,140,657

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$12,682,522	$—	$83,463,365	$(1,828,597)	$94,317,290

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$1,828,597	$1,828,597

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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SSgA Growth ETF Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

Performance

T. Rowe Price Associates, Inc. became the subadviser to the Portfolio on May 1, 2011.

Prior to May 1, 2011, the Portfolio was subadvised by Lord, Abbett & Co., LLC

For the six-month period ended June 30, 2011, the Class A and B shares of the T. Rowe Price Large Cap Value Portfolio returned 3.01% and 2.89%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned 5.92%.

Market Environment/Conditions

The following discussion was provided by Lord, Abbett & Co., LLC and refers to the period when they served as the Portfolio’s subadviser (January 1, 2011 to April 30, 2011)

Equity markets rose during the period despite disruption due to unrest in the Middle East and North Africa and to the earthquake and tsunami in Japan. Economic indicators in the first quarter generally pointed toward continued economic growth.

The economy grew more rapidly in the fourth quarter of 2010 than in the third. Gross domestic product expanded by 3.1%, versus 2.6% in the third quarter. The expansion resulted primarily from improvements in personal consumption, exports, and nonresidential fixed investment. Offsetting these contributions were declines in private inventory investment and spending by state and local governments.

Industrial production and capacity utilization have remained steady. The manufacturing index published by the Institute for Supply Management stayed well above the 50% level, as it has for the past year. (A reading above 50% indicates the sector is expanding.)

The consumer segment of the economy strengthened, despite continued weakness in the housing market. Disposable personal income rose, and retail sales have improved even as consumers continued to save at a relatively high rate.

Job growth showed improvement in the first quarter. The labor force participation rate remained relatively low, however.

Despite signs of growing strength in the economy, the Federal Reserve kept its official interest rate low and continued its quantitative easing program. This involved the purchase of Treasury securities in order to keep interest rates low and encourage borrowing.

The S&P 500® Index2 rose 6.9% during the period, and small caps outperformed large caps. Gains occurred across all major sectors, but energy, health care and industrials were among those that outperformed the broader market. Among large cap stocks during the period, the growth category outperformed value. Similarly, in small cap stocks, growth outperformed value.

The following discussion was provided by T. Rowe Price Associates, Inc. and refers to the period when they served as the Portfolio’s subadviser (May 1, 2011 to June 30, 2011)

U.S. stocks produced solid gains in the first half of 2011, although strong returns through April were trimmed by weakness in the last two months of the period. As the year began, equities advanced as the economy seemed to be strengthening and the Federal Reserve was in the early stages of buying $600 billion in Treasury securities to suppress longer-term interest rates and promote economic growth. The rally was supported by healthy corporate earnings and some merger activity. Shares reached new bull market highs by the end of April, overcoming bearish factors such as political and social turmoil in various Middle East and North African countries, a spike in oil prices, and a catastrophic earthquake and tsunami in Japan. Stocks stumbled in May and June, however, as soft U.S. economic data raised concerns about the durability of the recovery and as European officials scrambled to develop and agree upon new financial assistance to prevent Greece from defaulting or restructuring its sovereign debt.

Portfolio Review/Current Positioning

The following discussion was provided by Lord, Abbett & Co., LLC and refers to the period when they served as the Portfolio’s subadviser (January 1, 2011 to April 30, 2011)

The Portfolio underperformed the Russell 1000® Value Index for year-to-date period ended April 30, 2011.

As a result of the turmoil in the Middle East and Northern Africa, the Portfolio benefited and suffered in different respects. Most notably, the approximate 20% rise in the price of oil during the period supported the market’s strongest returns in the energy sector, where we had a significant overweight. Conversely, companies (e.g., airlines, automobiles, retailers, etc.) who were impacted by the higher cost of oil suffered.

Within consumer discretionary, the performance of Ford Motor Company detracted relatively, as a result of missing analysts’ earnings estimates. This was the first time in two years that the automaker disappointed investors and analysts by posting results short of expectations. The miss was driven by the impact of a lower inventory build in North America. The company also experienced higher-than-expected structural costs, which were attributed to the high level of product launches. On the positive side, Ford exceeded expectations for revenue. Also, it continues on the path of improving its balance sheet by reducing debt and is expected to be significantly net-cash positive by the end of 2011. Also within the sector, Marriott International retreated during the period after six months of strong performance. While the lodging company reported earnings that exceeded consensus expectations, it also announced a spin off of its timeshare business to which investors reacted unfavorably. Marriott also softened its revenue guidance due to weakness in select markets.

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T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary* (continued)

Within industrials, stock selection detracted from relative performance, with shares of Delta Air Lines declining following its first quarter earnings report. The airline reported results that missed analysts’ expectations due to higher fuel costs, weather-related flight cancellations, higher interest expense, and higher-than-expected profit-sharing costs. However, Delta experienced increases in unit revenues and in its operating margin. It remains on track to meet its net debt-reduction goals.

On the positive side, strong selection and a favorable underweight within the weak-performing consumer staples sector contributed to relative performance. Archer-Daniels-Midland delivered outstanding quarterly results that exceeded expectations. The agricultural company reported strong results in nearly all business units, most notably the Agricultural Services and the Corn Processing segments.

Within the energy sector, a beneficial overweight contributed to relative performance. The overweight positions in the oil, gas, & consumable fuels industry and the energy equipment & services industry contributed markedly to Portfolio results.

The following discussion was provided by T. Rowe Price Associates, Inc. and refers to the period when they served as the Portfolio’s subadviser (May 1, 2011 to June 30, 2011)

In the two month period where T. Rowe Price has managed the portfolio (since 5/1/2011) the Health Care sector was the largest detractor from relative returns due to stock selection and our underweight position. Health Care was one of the strongest sectors in the index, as investors fled to more defensive sectors during the period. Despite reporting strong sales growth, diversified medical technology company Covidien underperformed its peers during the period. The company did not buy back shares of stock, causing investors to question whether the company is planning on selling its pharmaceuticals business.

Within Health Care our primary exposure is in the pharmaceuticals industry where we take a diversified approach to investing. Many pharmaceutical companies have strong cash flows, attractive dividends, and are usually adept at finding ways to allocate capital and fill in pipelines.

Stock selection in the Energy sector detracted from relative performance. Shares of Murphy Oil pulled back after the company lowered its 2011 production guidance and confirmed that the Aracari well in Suriname was dry. Total announced that it will take a majority stake in Sunpower, a U.S. solar panel manufacturer, and reported mixed upstream results due to higher-than-expected taxes and costs.

Within Energy we invest in companies that are well positioned to find and develop capacity. Energy companies should benefit from a cyclical recovery and strong growth in emerging markets.

At the other end of the spectrum, stock selection in the Information Technology sector aided relative returns, although our overweight position offset some of the positive impact from stock selection. IBM raised guidance for the year after its first-quarter earnings and revenues exceeded expectations. This global technology company benefited from a pickup in enterprise spending and strong growth in the emerging markets. Microsoft grew its revenues and earnings due to strength in its Office, Server, and Xbox segments.

We generally view the information technology sector as cyclical, with many companies operating at different stages within their industry's own specific cycle. During the period, we were net purchasers in the sector as valuations became compelling, increasing our position in Cisco Systems. We also initiated a position in Hewlett-Packard and trimmed Dell on strength.

An underweight position in Financials, one of the weakest-performing sectors in the index, also provided a boost to relative performance. American Express, the top absolute contributor, announced that its merchant revenues grew in the first quarter, reflecting the spending habits of the company’s affluent and corporate card base. Insurance broker Marsh & McLennan reported strong organic growth and faced an improving regulatory and brokerage environment.

Concerns about the strength and sustainability of the economic recovery and the impact of new regulations on earnings growth have weighed on this economically sensitive sector. The valuations of many financials companies are attractive on a normalized earnings basis as the sector has lagged for an extended period in the wake of the global financial crisis.

John D. Linehan, CFA, MBA, Portfolio Manager

Brian C. Rogers, CFA, MBA, CIC, Portfolio Manager

Mark S. Finn, CFA, CPA, Portfolio Manager

T. Rowe Price Associates, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an

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T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary* (continued)

indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Chevron Corp.	3.4
JPMorgan Chase & Co.	2.9
Exxon Mobil Corp.	2.9
Pfizer, Inc.	2.6
Microsoft Corp.	2.4
AT&T, Inc.	2.4
International Business Machines Corp.	2.3
Total S.A. (ADR)	2.3
Merck & Co., Inc.	2.2
Time Warner, Inc.	2.2

Top Sectors

% of Market Value of Total Investments
Financials	19.1
Non-Cyclical	17.9
Energy	16.6
Industrials	12.4
Communications	10.6
Cyclical	6.6
Technology	5.6
Basic Materials	5.4
Utilities	4.6
Cash & Equivalents	1.2

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T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Large Cap Value Portfolio managed by

T. Rowe Price Associates, Inc. vs. Russell 1000 Value Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Value Portfolio—Class A	3.01%	27.68%	1.26%	3.36%
Class B	2.89%	27.35%	1.00%	3.10%
Russell 1000 Value Index[1]	5.92%	28.94%	1.15%	3.99%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.56%	$1,000.00	$1,030.10	$2.82
Hypothetical*	0.56%	1,000.00	1,022.02	2.81

Class B(a)
Actual	0.81%	$1,000.00	$1,028.90	$4.07
Hypothetical*	0.81%	1,000.00	1,020.78	4.06

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.0%
Boeing Co. (The)	247,200	$18,275,496
Honeywell International, Inc.	516,200	30,760,358
Lockheed Martin Corp.	194,900	15,781,053
Raytheon Co.	566,700	28,249,995

		93,066,902

Airlines—1.6%
Southwest Airlines Co.	4,265,000	48,706,300

Automobiles—1.3%
General Motors Co.* (a)	1,330,000	40,378,800

Beverages—0.8%
PepsiCo, Inc.	353,500	24,897,005

Biotechnology—1.0%
Amgen, Inc.*	541,100	31,573,185

Capital Markets—3.7%
Goldman Sachs Group, Inc. (The)	137,000	18,233,330
Legg Mason, Inc.	280,000	9,172,800
Morgan Stanley	2,215,000	50,967,150
State Street Corp.	781,000	35,215,290

		113,588,570

Chemicals—0.7%
Monsanto Co.	304,222	22,068,264

Commercial Banks—3.8%
Fifth Third BanCorp.	1,855,000	23,651,250
KeyCorp.	3,155,200	26,282,816
U.S. BanCorp.	1,462,300	37,303,273
Wells Fargo & Co.	1,070,000	30,024,200

		117,261,539

Commercial Services & Supplies—0.6%
Waste Management, Inc. (a)	521,344	19,430,491

Communications Equipment—1.0%
Cisco Systems, Inc.	1,940,000	30,283,400

Computers & Peripherals—0.9%
Dell, Inc.*	435,000	7,251,450
Hewlett-Packard Co.	560,000	20,384,000

		27,635,450

Construction Materials—1.0%
Vulcan Materials Co. (a)	823,000	31,710,190

Security Description	Shares	Value

Consumer Finance—2.3%
American Express Co.	951,000	$49,166,700
SLM Corp.	1,335,000	22,441,350

		71,608,050

Diversified Consumer Services—0.9%
H&R Block, Inc. (a)	1,807,200	28,987,488

Diversified Financial Services—5.3%
Bank of America Corp.	5,600,000	61,376,000
Citigroup, Inc.	310,000	12,908,400
JPMorgan Chase & Co.	2,211,000	90,518,340

		164,802,740

Diversified Telecommunication Services—2.4%
AT&T, Inc.	2,386,900	74,972,529

Electric Utilities—2.8%
Entergy Corp.	513,000	35,027,640
Exelon Corp.	1,181,000	50,594,040

		85,621,680

Electronic Equipment, Instruments & Components—0.9%
TE Connectivity, Ltd.	770,200	28,312,552

Energy Equipment & Services—2.6%
Baker Hughes, Inc.	816,000	59,208,960
Schlumberger, Ltd.	224,800	19,422,720

		78,631,680

Food & Staples Retailing—1.3%
Wal-Mart Stores Inc	739,200	39,281,088

Food Products—0.9%
Kellogg Co.	497,000	27,494,040

Health Care Equipment & Supplies—1.4%
Covidien plc	838,700	44,644,001

Household Durables—0.6%
Fortune Brands, Inc.	303,000	19,322,310

Household Products—2.4%
Kimberly-Clark Corp.	541,000	36,008,960
Procter & Gamble Co. (The)	598,900	38,072,073

		74,081,033

Independent Power Producers & Energy Traders—1.3%
NRG Energy, Inc.*	1,615,000	39,696,700

See accompanying notes to financial statements.

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T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—4.2%
3M Co.	669,000	$63,454,650
General Electric Co.	3,437,098	64,823,668

		128,278,318

Insurance—3.3%
Allstate Corp. (The)	1,010,000	30,835,300
Marsh & McLennan Cos., Inc. (a)	1,770,000	55,206,300
Principal Financial Group, Inc.	558,600	16,992,612

		103,034,212

IT Services—3.7%
International Business Machines Corp.	414,000	71,021,700
Western Union Co.	2,089,100	41,844,673

		112,866,373

Machinery—1.8%
Illinois Tool Works, Inc.	974,500	55,049,505

Media—6.6%
Cablevision Systems Corp.—Class A	910,000	32,951,100
Comcast Corp.—Special Class A	910,000	22,049,300
Liberty Media-Starz, Series A*	235,000	17,681,400
Madison Square Garden, Inc. (The)—Class A*	475,700	13,096,021
Time Warner Cable, Inc.	659,000	51,428,360
Time Warner, Inc. (a)	1,846,900	67,171,753

		204,377,934

Metals & Mining—0.8%
Nucor Corp. (a)	566,000	23,330,520

Multi-Utilities—0.5%
NiSource, Inc. (a)	786,285	15,922,271

Oil, Gas & Consumable Fuels—14.1%
Chevron Corp.	1,035,400	106,480,536
EQT Corp.	263,200	13,823,264
Exxon Mobil Corp.	1,106,000	90,006,280
Murphy Oil Corp.	842,600	55,325,116
Royal Dutch Shell plc (ADR)	703,000	50,004,390
Spectra Energy Corp. (a)	1,755,000	48,104,550
Total S.A. (ADR)	1,226,000	70,911,840

		434,655,976

Paper & Forest Products—1.4%
International Paper Co.	1,422,300	42,412,986

Personal Products—1.1%
Avon Products, Inc.	1,200,000	33,600,000

Security Description	Shares	Value

Pharmaceuticals—6.9%
Johnson & Johnson	942,900	$62,721,708
Merck & Co., Inc.	1,961,000	69,203,690
Pfizer, Inc.	3,969,500	81,771,700

		213,697,098

Real Estate Investment Trusts—1.5%
Weyerhaeuser Co. (a)	2,149,500	46,988,070

Real Estate Management & Development—0.7%
St. Joe Co. (The)* (a)	960,000	20,006,400

Road & Rail—1.9%
Canadian Pacific Railway, Ltd.	24,300	1,514,376
Union Pacific Corp.	535,200	55,874,880

		57,389,256

Software—2.4%
Microsoft Corp.	2,900,000	75,400,000

Specialty Retail—2.0%
Home Depot, Inc. (The)	1,080,000	39,117,600
Lowe’s Cos., Inc.	1,025,000	23,892,750

		63,010,350

Tobacco—0.4%
Altria Group, Inc.	435,000	11,488,350

Wireless Telecommunication Services—1.0%
Sprint Nextel Corp.*	5,630,000	30,345,700

Total Common Stocks (Cost $3,060,006,670)		3,049,909,306

Short-Term Investments—5.5%

Mutual Funds—5.5%
State Street Navigator Securities Lending Prime Portfolio (b)	133,464,735	133,464,735
T. Rowe Price Government Reserve Investment Fund**	36,609,968	36,609,968

		170,074,703

Total Short-Term Investments (Cost $170,074,703)		170,074,703

Total Investments—104.3% (Cost $3,230,081,373#)		3,219,984,009

Other Assets and Liabilities (net)—(4.3)%		(131,963,263)

Net Assets—100.0%		$3,088,020,746

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

*	Non-income producing security.
**	Affiliated issuer. (See Note 8 to Financial Statements for a summary of transactions in the investment of affiliated issuers.)
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $3,230,081,373. The aggregate unrealized appreciation and depreciation of investments were $89,737,853 and $(99,835,217), respectively, resulting in net unrealized depreciation of $(10,097,364) for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of June 30, 2011, the market value of securities loaned was $145,106,095 and the collateral received consisted of cash in the amount of $133,464,735 and non-cash collateral with a value of $14,727,239. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,049,909,306	$—	$—	$3,049,909,306
Short-Term Investments	170,074,703	—	—	170,074,703
Total Investments	$3,219,984,009	$—	$—	$3,219,984,009

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$3,183,374,041
Short-term from affiliated transactions	36,609,968
Receivable for investments sold	7,718,548
Receivable for shares sold	124,954
Dividends receivable	4,350,914
Interest receivable	4,553

Total assets	3,232,182,978

Liabilities
Payables for:
Investments purchased	6,721,111
Shares redeemed	2,172,016
Collateral for securities loaned	133,464,735
Accrued Expenses:
Management fees	1,348,622
Distribution and service fees - Class B	201,388
Administration fees	12,628
Custodian and accounting fees	20,670
Deferred trustees’ fees	20,516
Other expenses	200,546

Total liabilities	144,162,232

Net Assets	$3,088,020,746

Net Assets Represented by
Paid in surplus	$3,590,565,519
Accumulated net realized loss	(510,223,128)
Unrealized depreciation on investments	(10,097,364)
Undistributed net investment income	17,775,719

Net Assets	$3,088,020,746

Net Assets
Class A	$2,088,974,774
Class B	999,045,972
Capital Shares Outstanding*
Class A	92,927,656
Class B	44,662,809
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.48
Class B	22.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding short-term from affiliated transaction, was $3,193,471,405.
(b)	Includes securities loaned at value of $145,106,094.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$25,800,477
Interest (b)	339,758
Income earned from affiliated transactions	9,944

Total investment income	26,150,179

Expenses
Management fees	6,940,707
Administration fees	64,544
Custodian and accounting fees	84,725
Distribution and service fees - Class B	1,274,533
Audit and tax services	15,673
Legal	20,801
Trustees' fees and expenses	15,868
Shareholder reporting	162,979
Insurance	7,166
Miscellaneous	11,230

Total expenses	8,598,226
Less management fee waiver	(142,452)
Less broker commission recapture	(63,954)

Net expenses	8,391,820

Net investment income	17,758,359

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain on:
Investments	516,225,421
Futures contracts	469,728
Foreign currency transactions	60

Net realized gain on investments, futures contracts and foreign currency transactions	516,695,209

Net change in unrealized depreciation on investments	(494,946,100)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	21,749,109

Net Increase in Net Assets from Operations	$39,507,468

(a)	Net of foreign withholding taxes of $402,430.
(b)	Includes net income on securities loaned of $336,944.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$17,758,359	$16,807,009
Net realized gain on investments, futures contracts and foreign currency transactions	516,695,209	130,264,197
Net change in unrealized appreciation (depreciation) on investments	(494,946,100)	196,302,474

Net increase in net assets resulting from operations	39,507,468	343,373,680

Distributions to Shareholders
From net investment income
Class A	(10,607,585)	(14,568,737)
Class B	(6,073,407)	(9,790,143)

Net decrease in net assets resulting from distributions	(16,680,992)	(24,358,880)

Net increase decrease in net assets from capital share transactions	785,070,386	(120,141,179)

Net Increase in Net Assets	807,896,862	198,873,621
Net assets at beginning of period	2,280,123,884	2,081,250,263

Net assets at end of period	$3,088,020,746	$2,280,123,884

Undistributed net investment income at end of period	$17,775,719	$16,698,352

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	38,437,007	$892,650,693	4,982,905	$98,839,070
Reinvestments	465,449	10,607,585	692,430	14,568,737
Redemptions	(3,352,099)	(75,975,959)	(8,427,814)	(169,378,024)

Net increase (decrease)	33,550,357	$827,282,319	(2,752,479)	$(55,970,217)

Class B
Sales	1,784,116	$40,202,611	3,669,582	$72,229,007
Reinvestments	267,669	6,073,407	467,310	9,790,143
Redemptions	(3,925,396)	(88,487,951)	(7,435,290)	(146,190,112)

Net decrease	(1,873,611)	$(42,211,933)	(3,298,398)	$(64,170,962)

Increase (decrease) derived from capital shares transactions		$785,070,386		$(120,141,179)

See accompanying notes to financial statements.

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T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$22.00		$18.97	$16.44	$28.89	$29.36	$27.59

Income (Loss) from Investment Operations
Net Investment Income(a)	0.18		0.18	0.22	0.43	0.45	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.49		3.10	2.73	(9.93)	0.73	4.22

Total From Investment Operations	0.67		3.28	2.95	(9.50)	1.18	4.68

Less Distributions
Distributions from Net Investment Income	(0.19)		(0.25)	(0.42)	(0.44)	(0.31)	(0.54)
Distributions from Net Realized Capital Gains	—		—	—	(2.51)	(1.34)	(2.37)

Total Distributions	(0.19)		(0.25)	(0.42)	(2.95)	(1.65)	(2.91)

Net Asset Value, End of Period	22.48		$22.00	$18.97	$16.44	$28.89	$29.36

Total Return (%)	3.01		17.33	18.67	(36.19)	4.01	18.03

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.57	*	0.55	0.56	0.53	0.52	0.54
Ratio of Net Expenses to Average Net Assets (%)(b)	0.56	*	0.55	0.56	0.52	0.51	0.54
Ratio of Net Investment Income to Average Net Assets (%)	1.57	*	0.92	1.38	1.92	1.55	1.64
Portfolio Turnover Rate (%)	34.1		53.9	83.5	112.2	84.1	50.2
Net Assets, End of Period (in millions)	$2,089.0		$1,262.3	$1,140.8	$1,546.8	$2,608.8	$2,172.1

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.87		$18.87	$16.33	$28.69	$29.20	$27.43

Income (Loss) from Investment Operations
Net Investment Income(a)	0.12		0.13	0.16	0.37	0.38	0.39
Net Realized and Unrealized Gain (Loss) on Investments	0.51		3.07	2.74	(9.86)	0.71	4.20

Total From Investment Operations	0.63		3.20	2.90	(9.49)	1.09	4.59

Less Distributions
Distributions from Net Investment Income	(0.13)		(0.20)	(0.36)	(0.36)	(0.26)	(0.45)
Distributions from Net Realized Capital Gains	—		—	—	(2.51)	(1.34)	(2.37)

Total Distributions	(0.13)		(0.20)	(0.36)	(2.87)	(1.60)	(2.82)

Net Asset Value, End of Period	$22.37		$21.87	$18.87	$16.33	$28.69	$29.20

Total Return (%)	2.89		17.02	18.39	(36.33)	3.72	17.78

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.82	*	0.80	0.81	0.78	0.77	0.79
Ratio of Net Expenses to Average Net Assets (%)(b)	0.81	*	0.80	0.81	0.77	0.76	0.79
Ratio of Net Investment Income to Average Net Assets (%)	1.09	*	0.67	1.00	1.66	1.31	1.40
Portfolio Turnover Rate (%)	34.1		53.9	83.5	112.2	84.1	50.2
Net Assets, End of Period (in millions)	$999.0		$1,017.8	$940.4	$837.4	$1,546.7	$1,596.5

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (formerly Lord Abbett Growth and Income Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

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T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

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MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”), effective May 1, 2011, for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the term’s of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up

First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%

Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%

Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%

Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%

Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%

Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

[1]

When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.

[2]

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.

[3]

When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.

[4]

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the six months ended June 30, 2011, the Adviser earned management fees in the amount of $6,940,707 for managing the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective February 17, 2005, the Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund, Inc. (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

The subadvisory fee waiver schedule for the period May 1, 2011 through June 30, 2011 was:

Percentage Fee Waiver	Combined Assets

0.0%	First $750 Million

5.0%	Next $750 Million

7.5%	Next $1.5 Billion

10.0%	Excess over $3 Billion

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

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T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,350,109,050	$—	$889,639,153

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through April 29, 2011, the Portfolio had bought and sold $559,976,322 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $469,728 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

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T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Affiliated Issuer

At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding voting shares of the following investment company:

Security Description	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011	Income earned from affiliates during the period

T. Rowe Price Government Reserve Investment Fund	—	217,260,641	(180,650,673)	36,609,968	$9,944

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$24,358,880	$59,542,572	$—	$—	$24,358,880	$59,542,572

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$16,714,654	$—	$409,575,134	$(951,644,734)	$(525,354,946)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$268,082,689	$683,562,045	$951,644,734

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

10. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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T. Rowe Price Large Cap Value Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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T. Rowe Price Large Cap Value Portfolio

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders held on April 27, 2011, the shareholders of the Portfolio voted for the following proposal:

	For	Against	Abstain	Total

To approve an amendment to the Portfolio’s management agreement between the Trust and the Adviser.	58,551,283.638	4,734,693.223	5,251,298.968	68,537,275.829

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T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of the Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on February 14-15, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved an amendment to the Trust’s advisory agreement (the “Advisory Agreement”) between the Trust and MetLife Advisers, LLC (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the Lord Abbett Growth and Income Portfolio (the “Portfolio”). In connection with the approval of the Sub-Advisory Agreement, the Board approved the termination of the current sub-advisory agreement with Lord Abbett & Co. LLC (“Lord Abbett”). Representatives of management informed the Board that, if approved by the Board, the Sub-Advisory Agreement would become effective on May 2, 2011, provided shareholders approved the Advisory Agreement and the Portfolio’s name would change to the T. Rowe Price Large Cap Value Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and T. Rowe Price relating to the Portfolio, the Adviser and T. Rowe Price, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by the Adviser and T. Rowe Price under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser to the Portfolio and by T. Rowe Price to another portfolio of the Trust and periodic presentations from T. Rowe Price with respect to the portfolio of the Trust it managed. The Independent Trustees also assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and T. Rowe Price, as more fully discussed below.

In considering approval of the Agreements, the Board took into account certain information and materials that the Board received and considered in connection with its recent approval of the renewal in November, 2010 of the Advisory Agreement and the investment subadvisory agreement between the Adviser and T. Rowe Price with respect to another portfolio of the Trust subadvised by T. Rowe Price. Those approvals, on which the Board voted at its meeting held in person on November 9-10, 2010, followed a lengthy process during which the Board considered a variety of factors.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the Agreements in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser and T. Rowe Price; (2) the performance of the Portfolio and another fund on which the Portfolio would be modeled as compared to a peer group and an appropriate index; (3) the Adviser’s and T. Rowe Price’s personnel and operations; (4) the financial condition of the Adviser and T. Rowe Price; (5) the level and method of computing the Portfolio’s proposed management and subadvisory fees; (6) the anticipated profitability of the Adviser under the Advisory, and of T. Rowe Price under the Sub-Advisory Agreement; (7) any “fall-out” benefits that may accrue to the Adviser, T. Rowe Price and their affiliates (i.e., ancillary benefits that may be realized by the Adviser, T. Rowe Price or their affiliates from the Adviser’s or T. Rowe Price’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, extent and quality of the services to be provided to the Portfolio by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolio, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolio, including the selection of the subadviser for the Portfolio and oversight of the Portfolio’s subadviser’s compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolio. The Adviser’s role in coordinating the activities of the Portfolio’s other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the subadviser of the Portfolio, and compliance with the Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolio. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Trust’s subadvisers in connection with marketing activities.

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T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of the Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services to be provided by T. Rowe Price to the Portfolio, the Board considered information provided to the Board by T. Rowe Price, including T. Rowe Price’s Form ADV, as well as information presented throughout the past year in connection with T. Rowe Price’s management of another portfolio of the Trust. The Board considered T. Rowe Price’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed T. Rowe Price’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of T. Rowe Price’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, T. Rowe Price’s compliance program and its disciplinary history. The Board noted T. Rowe Price’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s CCO and his staff would be conducting regular, periodic compliance reviews with T. Rowe Price and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of T. Rowe Price and procedures reasonably designed by T. Rowe Price to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of T. Rowe Price. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio.

The Board considered T. Rowe Price’s investment process and philosophy. The Board took into account that T. Rowe Price’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed T. Rowe Price’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and T. Rowe Price were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of the Portfolio as described in the quarterly reports prepared by management. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also considered the performance of the fund on which the Portfolio would be modeled (the “Model Portfolio”). Among other data relating specifically to the Portfolio and the Model Portfolio, the Board considered that the Model Portfolio had underperformed the Portfolio, the median of its peer group and the Russell 1000 Value Index for the one-year period ended December 31, 2010. The Board further considered that the Model Portfolio outperformed the Portfolio, the median of its peer group and the Russell 1000 Value Index for the five- and ten-year periods ended December 31, 2010. Based on its review, the Board concluded that performance of the Portfolio and the Model Portfolio was satisfactory.

Fees and expenses. The Board gave substantial consideration to the proposed management fee payable under the Advisory Agreement and the proposed subadvisory fee payable under the Subadvisory Agreement. In addition, the Independent Trustees reviewed a report prepared by Bobroff Consulting, Inc., an independent consultant (“Bobroff”), which analyzed certain of the other factors to be considered by the Board. The Independent Trustees, with the assistance of Bobroff, also examined the proposed fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio’s proposed fee, as well as considered the fees charged by the Adviser to manage other comparable funds. In addition, the Board considered the Portfolio’s proposed management and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolio. In comparing the Portfolio’s proposed management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board took into account that the higher management fee schedule was designed to reflect the higher subadvisory fee schedule that the Adviser had negotiated with T. Rowe Price.

The Board noted that the proposed subadvisory fee for the Portfolio would be paid by the Adviser, not the Portfolio, out of the management fee. It was further noted that the Adviser negotiated such fees at arm’s length. The Board noted that the proposed subadvisory fee schedule is higher than the subadvisory fee schedule under the current investment subadvisory agreement with Lord Abbett. The Board took into consideration the voluntary subadvisory fee waiver that would reduce the subadvisory fee charged to the Adviser by T. Rowe Price for managing the Portfolio. The Board also took into account that the proposed subadvisory fee schedule is structured so as to prevent the subadvisory fee from increasing in the event the Portfolio’s assets decline after surpassing certain asset thresholds.

The Board also compared the subadvisory fee to be paid by the Adviser to fees charged by T. Rowe Price to manage other subadvised portfolios and accounts comparable to the Portfolio. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

The Board considered that, according to a report prepared by Bobroff, the Portfolio’s proposed management fee was below the median of the peer group, and total expenses (exclusive of 12b-1 fees) were below the median of the peer group. After consideration of all relevant factors, the Board concluded that the proposed management and subadvisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

23

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of the Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board noted that a major component of profitability of the Adviser was the margin between the management fee that the Adviser receives from the Trust and the portion of that fee that the Adviser would pay to T. Rowe Price. In this regard, the Board took into account that under the proposed management fee schedule, the Adviser’s profitability will increase at some asset levels, decrease at other asset levels and remain unchanged at still other asset levels as compared to its profitability under the current management fee schedule. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement. The Board also considered that the Distributor receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the anticipated profitability of the Adviser and its affiliates from their relationship with the Portfolio was reasonable in light of all relevant factors.

In considering the anticipated profitability to T. Rowe Price and its affiliates of their relationships with the Portfolio, the Board noted that the proposed subadvisory fee under the Subadvisory Agreement would be paid by the Adviser out of the management fee that it would receive under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fee thereunder at arm’s length. The Board took into account that the proposed subadvisory fee structure would result in a higher subadvisory fee than the current subadvisory fee structure. The Board also took into account the voluntary subadvisory fee waiver that was expected to reduce the fee payable to T. Rowe Price. However, the Board placed more reliance on the fact that the Subadvisory Agreement was negotiated at arm’s length and that the proposed subadvisory fee would be paid by the Adviser than on T. Rowe Price’s anticipated profitability.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performances and fees. The Board noted that the Portfolio’s proposed management and subadvisory fees each contained breakpoints that would reduce the fee rate on assets above certain specified asset levels. The Board also took into account that the proposed management and subadvisory fee schedules are structured so as to prevent the management and subadvisory fees from increasing in the event the Portfolio’s assets decline after surpassing certain asset thresholds. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the management fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflected potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolio to compensate it for providing shareholder services and selling activities, which could lead to growth in the Portfolio’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolio are fair and reasonable in light of the costs of providing investment management and other services to the Portfolio and the ongoing commitment of the Adviser to the Portfolio.

The Board considered other benefits that may be realized by T. Rowe Price and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to T. Rowe Price and its affiliates by virtue of T. Rowe Price’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of T. Rowe Price to the Portfolio.

The Board also took into account the expected transaction costs to the Portfolio of the change in subadviser, including the extent to which the Portfolio will bear a portion of the costs and expenses associated with the proxy, and concluded that the potential benefits from changing subadvisers outweighed those costs and the increased cost to the Portfolio of the proposed increase in the management fee schedule.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or T. Rowe Price’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or T. Rowe Price in connection with the services to be provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Advisory Agreement and Sub-Advisory Agreement with respect to the Portfolio and determined to recommend that the shareholders of the Portfolio approve the Advisory Agreement with respect to the Portfolio.

24

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 7.29%, 7.18% and 7.20%, respectively, compared to its benchmark, the Russell Midcap Growth Index1, which returned 9.59%.

Market Environment/Conditions

Most equity indices ended at or slightly below their previous levels, but the period was very volatile. Early in the period, strong economic data pushed the market higher. Yet tumultuous world events, including political upheaval in North Africa and the Middle East and a major natural disaster in Japan, joined with more simmering concerns, such as the Greek debt crisis and the slow pace of economic recovery, in undermining investor confidence. Within the mid-cap universe, growth outperformed value. All capitalization ranges ended in positive territory, led by mid-caps. Swings in investor sentiment created a wide dispersion in returns, but defensive sectors (such as consumer staples, utilities, and health care) led the index. Meanwhile, the telecommunications and industrials and business services sectors lagged.

Portfolio Review/Current Positioning

Consumer Discretionary was a notable detractor, due to stock choices and an unfavorable underweight to this high-performing benchmark sector. Among our weakest holdings were Lamar Advertising Co. and Marriott International, Inc. With a focus on billboard advertising in local markets, Lamar Advertising suffered from a slower recovery in smaller markets as opposed to the U.S. economy as a whole. As a result, the company reduced its estimates of future revenues. However, we believe that the firm has strong prospects as a leader in digital billboards, with a strong leadership team focused on finding small and mid-size markets where it can be more competitive. Marriott suffered from weak demand in the U.S., though its international business is strong, and from the continued effects of its decision to spin off its timeshare business.

Our overall investment level in the sector is lower than historical levels due to continuing challenges facing consumers following the 2008/2009 financial crisis. We continue to focus on companies with strong brands and innovative managements that will be able to prosper as they seize market share from less-nimble competitors. Our largest areas of investment are generally in media, specialty retailers, and hotels, restaurants, and leisure companies.

An underweight to Consumer Staples, the strongest benchmark sector, proved detrimental. Our underweight to the food products industry in particular hurt, as did underperforming stock choices such as Shoppers Drug Mart Corp. (Canada). Shoppers Drug Mart lagged the very strong position of the sector as a whole. While a decline in risk appetite boosted consumer staples stocks this quarter, we maintain our strategic underweight here, as few stocks meet our long-term growth requirements.

Materials was another area of relative weakness, due to underperforming stock holdings that included Agnico-Eagle Mines, Ltd. and HudBay Minerals, Inc. (Canada). Despite historically high gold prices, gold producer Agnico-Eagle Mines posted lower-than-expected revenues due to unanticipated cash costs. A Canadian mining company, Hudbay Minerals had difficulty bringing their products to market due to a lack of railcars. We typically maintain a very small position in Materials and focus primarily in metals and mining.

Stock selection and a favorable overweight in Health Care boosted relative returns. The pharmaceuticals industry was a key area of strength, due to holdings such as Valeant Pharmaceuticals International, Inc., Elan Corp., and Regeneron Pharmaceuticals. Valeant Pharmaceuticals, Inc. benefited from its acquisition strategy, while Elan boosted sales for one of its drugs. Favorable test results pushed one of Regeneron Pharmaceuticals’ new drugs closer to Food and Drug Administration (FDA) approval.

Brian W.H. Berghuis, CFA, MBA,

Portfolio Manager

T. Rowe Price Associates, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
AMETEK, Inc.	1.7
Nuance Communications, Inc.	1.5
Dollar General Corp.	1.4
Roper Industries, Inc.	1.4
Gardner Denver, Inc.	1.4
IHS, Inc. - Class A	1.4
Valeant Pharmaceuticals International, Inc.	1.3
Fastenal Co.	1.3
Global Payments, Inc.	1.3
Range Resources Corp.	1.2

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	22.6
Technology	17.7
Industrials	14.7
Cyclical	12.2
Energy	8.5
Financials	8.1
Communications	7.8
Cash & Equivalents	4.0
Basic Materials	3.2
Utilities	1.2

2

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

T. Rowe Price Mid Cap Growth Portfolio managed by

T. Rowe Price Associates, Inc. vs. Russell Midcap Growth Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
T. Rowe Price Mid-Cap Growth Portfolio—Class A	7.29%	38.13%	8.49%	3.38%	—
Class B	7.18%	37.76%	8.23%	3.11%	—
Class E	7.20%	37.89%	8.34%	—	6.01%
Russell Midcap Growth Index[1]	9.59%	43.25%	6.28%	5.52%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.75%	$1,000.00	$1,072.90	$3.85
Hypothetical*	0.75%	1,000.00	1,021.08	3.76

Class B(a)
Actual	1.00%	$1,000.00	$1,071.80	$5.14
Hypothetical*	1.00%	1,000.00	1,019.84	5.01

Class E(a)
Actual	0.90%	$1,000.00	$1,072.00	$4.62
Hypothetical*	0.90%	1,000.00	1,020.33	4.51

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—95.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
Goodrich Corp.	105,000	$10,027,500
Rockwell Collins, Inc. (a)	151,000	9,315,190
Textron, Inc. (a)	701,000	16,550,610

		35,893,300

Air Freight & Logistics—0.5%
UTI Worldwide, Inc. (a)	396,000	7,797,240

Beverages—0.3%
Hansen Natural Corp.*	58,000	4,695,100

Biotechnology—3.8%
Alexion Pharmaceuticals, Inc.*	195,000	9,170,850
BioMarin Pharmaceutical, Inc.* (a)	140,000	3,809,400
Cephalon, Inc.* (a)	183,000	14,621,700
Human Genome Sciences, Inc.* (a)	377,000	9,251,580
Regeneron Pharmaceuticals, Inc.* (a)	195,000	11,058,450
Theravance, Inc.* (a)	234,000	5,197,140
Vertex Pharmaceuticals, Inc.*	130,000	6,758,700

		59,867,820

Capital Markets—1.3%
Apollo Global Management LLC— Class A	4,300	73,960
Eaton Vance Corp. (a)	262,000	7,920,260
TD Ameritrade Holding Corp. (a)	674,000	13,149,740

		21,143,960

Chemicals—0.7%
Rockwood Holdings, Inc.*	193,000	10,670,970

Commercial Banks—1.0%
Fifth Third BanCorp.	318,000	4,054,500
Popular, Inc.*	446,000	1,230,960
SunTrust Banks, Inc.	148,000	3,818,400
TCF Financial Corp. (a)	534,000	7,369,200

		16,473,060

Communications Equipment—2.4%
JDS Uniphase Corp.*	1,141,000	19,009,060
Juniper Networks, Inc.*	200,000	6,300,000
Motorola Mobility Holdings, Inc.* (a)	584,000	12,871,360

		38,180,420

Construction & Engineering—1.1%
Foster Wheeler AG* (a)	82,100	2,494,198
Quanta Services, Inc.*	764,000	15,432,800

		17,926,998

Common Stocks—(Continued)
Security Description	Shares	Value

Diversified Financial Services—2.3%
CBOE Holdings, Inc. (a)	257,000	$6,322,200
Interactive Brokers Group, Inc.—Class A (a)	151,000	2,363,150
IntercontinentalExchange, Inc.*	91,000	11,348,610
MSCI, Inc.—Class A*	442,000	16,654,560

		36,688,520

Electrical Equipment—4.5%
A123 Systems, Inc.* (a)	186,000	989,520
Acuity Brands, Inc. (a)	105,000	5,856,900
AMETEK, Inc.	608,000	27,299,200
Babcock & Wilcox Co.*	545,000	15,101,950
Roper Industries, Inc. (a)	265,000	22,074,500

		71,322,070

Electronic Equipment, Instruments & Components—2.6%
Dolby Laboratories, Inc.—Class A* (a)	301,000	12,780,460
FLIR Systems, Inc. (a)	390,000	13,146,900
Trimble Navigation, Ltd.*	389,000	15,419,960

		41,347,320

Energy Equipment & Services—2.5%
FMC Technologies, Inc.*	225,000	10,077,750
McDermott International, Inc.*	934,000	18,502,540
Trican Well Service, Ltd.	449,000	10,551,558

		39,131,848

Food & Staples Retailing—1.9%
Shoppers Drug Mart Corp.	436,000	17,952,689
Whole Foods Market, Inc.	187,000	11,865,150

		29,817,839

Health Care Equipment & Supplies—4.2%
C.R. Bard, Inc.	150,000	16,479,000
CareFusion Corp.*	506,000	13,748,020
DENTSPLY International, Inc.	389,000	14,813,120
Edwards Lifesciences Corp.*	112,000	9,764,160
IDEXX Laboratories, Inc.* (a)	156,000	12,099,360

		66,903,660

Health Care Providers & Services—2.5%
Community Health Systems, Inc.*	305,000	7,832,400
Henry Schein, Inc.* (a)	249,000	17,825,910
Laboratory Corp. of America Holdings*	96,000	9,291,840
MEDNAX, Inc.*	70,000	5,053,300

		40,003,450

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.9%
Allscripts Healthcare Solutions, Inc.* (a)	310,000	$6,020,200
SXC Health Solutions Corp.*	136,000	8,013,120

		14,033,320

Hotels, Restaurants & Leisure—3.6%
Chipotle Mexican Grill, Inc.* (a)	39,000	12,019,410
Choice Hotels International, Inc. (a)	183,000	6,104,880
Marriott International, Inc.—Class A (a)	467,000	16,573,830
Panera Bread Co.—Class A* (a)	60,000	7,539,600
Starbucks Corp.	149,000	5,884,010
Tim Hortons, Inc.	171,000	8,346,510

		56,468,240

Independent Power Producers & Energy Traders—1.2%
Calpine Corp.* (a)	1,186,000	19,130,180

Insurance—3.1%
Aon Corp.	262,000	13,440,600
HCC Insurance Holdings, Inc.	271,000	8,536,500
Principal Financial Group, Inc.	354,000	10,768,680
W.R. Berkley Corp. (a)	276,000	8,953,440
Willis Group Holdings plc (a)	187,000	7,687,570

		49,386,790

Internet & Catalog Retail—0.7%
Liberty Media Corp.—Interactive—Class A*	674,000	11,302,980

Internet Software & Services—1.1%
Equinix, Inc.*	69,000	6,970,380
LinkedIn Corp.—Class A* (a)	20,000	1,801,800
Rackspace Hosting, Inc.*	130,000	5,556,200
WebMD Health Corp.*	74,000	3,372,920

		17,701,300

IT Services—4.6%
Fiserv , Inc.*	265,000	16,596,950
Gartner, Inc.—Class A*	463,500	18,674,415
Global Payments, Inc.	399,000	20,349,000
Western Union Co.	841,000	16,845,230

		72,465,595

Life Sciences Tools & Services—3.6%
Bruker Corp.* (a)	516,000	10,505,760
Covance, Inc.*	305,000	18,107,850
Illumina, Inc.* (a)	112,000	8,416,800

Security Description	Shares	Value

Life Sciences Tools & Services—(Continued)
Qiagen N.V.* (a)	430,000	$8,178,600
Waters Corp.*	120,000	11,488,800

		56,697,810

Machinery—3.6%
Crane Co.	113,000	5,583,330
Gardner Denver, Inc.	262,000	22,021,100
IDEX Corp. (a)	343,000	15,726,550
WABCO Holdings, Inc.*	198,000	13,673,880

		57,004,860

Media—2.7%
Discovery Communications, Inc.—Class A* (a)	243,000	9,953,280
Discovery Communications, Inc.—Class C*	251,000	9,174,050
Lamar Advertising Co.—Class A* (a)	423,000	11,577,510
Liberty Media-Starz, Series A*	112,900	8,494,596
Madison Square Garden, Inc. (The)—Class A* (a)	100,000	2,753,000

		41,952,436

Metals & Mining—2.5%
Agnico-Eagle Mines, Ltd.	241,000	15,214,330
Franco-Nevada Corp.	299,000	11,163,080
HudBay Minerals, Inc.	374,000	5,598,780
Osisko Mining Corp.*	469,515	7,298,968

		39,275,158

Multiline Retail—1.4%
Dollar General Corp.* (a)	662,000	22,435,180

Oil, Gas & Consumable Fuels—6.9%
Consol Energy, Inc.	305,000	14,786,400
Continental Resources, Inc.* (a)	134,000	8,697,940
EQT Corp.	311,000	16,333,720
Peabody Energy Corp.	93,000	5,478,630
QEP Resources, Inc.	311,000	13,009,130
Quicksilver Resources, Inc.* (a)	545,000	8,044,200
Range Resources Corp. (a)	350,000	19,425,000
SM Energy Co. (a)	149,000	10,948,520
Ultra Petroleum Corp.* (a)	262,000	11,999,600

		108,723,140

Pharmaceuticals—1.7%
Elan Corp. plc (ADR)*	584,000	6,640,080
Valeant Pharmaceuticals International, Inc. (a)	401,600	20,867,136

		27,507,216

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—3.2%
IHS, Inc.—Class A* (a)	262,000	$21,856,040
Manpower, Inc.	245,000	13,144,250
Robert Half International, Inc. (a)	277,000	7,487,310
Verisk Analytics, Inc.—Class A*	232,000	8,031,840

		50,519,440

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc. (a)	89,000	8,392,700

Road & Rail—0.9%
Hertz Global Holdings, Inc.*	870,000	13,815,600

Semiconductors & Semiconductor Equipment—7.8%
Altera Corp. (a)	195,000	9,038,250
Atmel Corp.* (a)	623,000	8,765,610
Cree, Inc.* (a)	189,000	6,348,510
First Solar, Inc.* (a)	43,000	5,687,610
Intersil Corp.—Class A (a)	617,000	7,928,450
Marvell Technology Group, Ltd.*	623,000	9,198,595
MEMC Electronic Materials, Inc.* (a)	632,000	5,390,960
Microchip Technology, Inc. (a)	233,000	8,833,030
National Semiconductor Corp.	686,000	16,882,460
NVIDIA Corp.*	701,000	11,170,435
PMC-Sierra, Inc.*	323,000	2,445,110
Silicon Laboratories, Inc.* (a)	226,800	9,357,768
Varian Semiconductor Equipment Associates, Inc.*	89,000	5,468,160
Xilinx, Inc. (a)	452,000	16,484,440

		122,999,388

Software—6.2%
Ariba, Inc.* (a)	155,000	5,342,850
Concur Technologies, Inc.* (a)	191,000	9,563,370
FactSet Research Systems, Inc. (a)	115,000	11,766,800
MICROS Systems, Inc.*	225,000	11,184,750
Nuance Communications, Inc.* (a)	1,103,000	23,681,410
Red Hat, Inc.*	337,000	15,468,300
Rovi Corp.* (a)	273,000	15,659,280
TIBCO Software, Inc.* (a)	195,000	5,658,900

		98,325,660

Specialty Retail—2.7%
Bed Bath & Beyond, Inc.*	149,000	8,697,130
CarMax, Inc.* (a)	547,000	18,089,290
O’Reilly Automotive, Inc.* (a)	232,000	15,198,320

		41,984,740

Security Description	Shares/Par Amount	Value

Textiles, Apparel & Luxury Goods—0.1%
Coach, Inc.	28,000	$1,790,040

Thrifts & Mortgage Finance—0.3%
BankUnited, Inc. (a)	171,000	4,538,340

Trading Companies & Distributors—2.3%
Air Lease Corp.* (a)	323,000	7,845,670
Fastenal Co	576,000	20,730,240
MSC Industrial Direct Co., Inc.—Class A	127,000	8,421,370

		36,997,280

Total Common Stocks (Cost $1,136,858,804)		1,511,310,968

Preferred Stocks—0.5%

Hotels, Restaurants & Leisure—0.2%
Coupon.Com (144A) (b)*	296,331	3,255,700

Internet Software & Services—0.3%
Hungry Machine, Inc. (144A) (b)	757,490	4,280,576

Total Preferred Stocks (Cost $7,536,276)		7,536,276

Convertible Bonds—0.1%

Electrical Equipment—0.1%
A123 Systems, Inc. 3.750%, 04/15/16 (Cost—$1,403,000)	$1,403,000	1,276,145

Short-Term Investments—27.8%

Mutual Funds—27.8%
State Street Navigator Securities Lending Prime Portfolio (c)	376,314,358	376,314,358
T. Rowe Price Government Reserve Investment Fund**	63,129,353	63,129,353

		439,443,711

Total Short-Term Investments (Cost $439,443,711)		439,443,711

Total Investments—123.9% (Cost $1,577,705,515#)		1,959,567,100

Other Assets and Liabilities (net)—(23.9)%		(377,628,585)

Net Assets—100.0%		$1,581,938,515

See accompanying notes to financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

*	Non-income producing security.
**	Affiliated issuer. (See Note 8 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,577,705,515. The aggregate unrealized appreciation and depreciation of investments were $401,036,691 and $(19,175,106), respectively, resulting in net unrealized appreciation of $381,861,585 for federal income tax purpose.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $370,817,796 and the collateral received consisted of cash in the amount of $376,314,358. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $7,536,276, which was 0.5% of net assets.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,511,310,968	$—	$—	$1,511,310,968
Total Preferred Stocks*	—	—	7,536,276	7,536,276
Total Convertible Bonds*	—	1,276,145	—	1,276,145
Total Short-Term Investments*	439,443,711	—	—	439,443,711
Total Investments	$1,950,754,679	$1,276,145	$7,536,276	$1,959,567,100

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Purchases	Balance as of June 30, 2011	Change in Unrealized Appreciation/(Depreciation) for Investments still held at June 30, 2011
Preferred Stock
Hotels, Restaurants & Leisure	$—	$3,255,700	$3,255,700	$—
Internet Software & Services	—	4,280,576	4,280,576	—

Total	$—	$7,536,276	$7,536,276	$—

See accompanying notes to financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$1,896,437,747
Short-term from affiliated transactions	63,129,353
Cash denominated in foreign currencies	9,272
Receivable for investments sold	10,965,199
Receivable for shares sold	541,694
Dividends receivable	435,283
Interest receivable	30,325

Total assets	1,971,548,873

Liabilities
Payables for:
Investments purchased	11,192,100
Shares redeemed	850,475
Collateral for securities loaned	376,314,358
Accrued Expenses:
Management fees	916,316
Distribution and service fees - Class B	183,566
Distribution and service fees - Class E	2,740
Administration fees	6,701
Custodian and accounting fees	16,105
Deferred trustees’ fees	20,516
Other expenses	107,481

Total liabilities	389,610,358

Net Assets	$1,581,938,515

Net Assets Represented by
Paid in surplus	$1,058,480,034
Accumulated net realized gain	143,400,606
Unrealized appreciation on investments and foreign currency transactions	381,863,409
Distributions in excess of net investment income	(1,805,534)

Net Assets	$1,581,938,515

Net Assets
Class A	$643,021,705
Class B	916,385,615
Class E	22,531,195
Capital Shares Outstanding*
Class A	61,989,223
Class B	90,877,162
Class E	2,208,537
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.37
Class B	10.08
Class E	10.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding short-term from affiliated transaction, was $1,514,576,162.
(b)	Includes securities loaned at value of $370,817,796.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$7,762,285
Interest (b)	390,164
Income earned from affilliated transactions	61,230

Total investment income	8,213,679

Expenses
Management fees	6,179,915
Administration fees	41,994
Custodian and accounting fees	85,907
Distribution and service fees - Class B	1,094,218
Distribution and service fees - Class E	17,993
Audit and tax services	15,966
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	55,301
Insurance	6,528
Miscellaneous	7,233

Total expenses	7,541,724
Less management fee waiver	(200,391)
Less broker commission recapture	(17,270)

Net expenses	7,324,063

Net investment income	889,616

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	147,875,661
Futures contracts	843,710
Foreign currency transactions	(50,681)

Net realized gain on investments, futures contracts and foreign currency transactions	148,668,690

Net change in unrealized appreciation (depreciation) on:
Investments	(27,777,487)
Foreign currency transactions	1,383

Net change in unrealized depreciation on investments and foreign currency transactions	(27,776,104)

Net realized and unrealized gain on investments and foreign currency transactions	120,892,586

Net Increase in Net Assets from Operations	$121,782,202

(a)	Net of foreign withholding taxes of $71,210.
(b)	Includes net income on securities loaned of $377,739.

See accompanying notes to financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income (loss)	$889,616	$(2,748,272)
Net realized gain on investments, futures contracts and foreign currency transactions	148,668,690	76,380,300
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(27,776,104)	258,202,845

Net increase in net assets resulting from operations	121,782,202	331,834,873

Distributions to Shareholders
From net realized gains
Class A	(19,985,267)	—
Class B	(22,409,779)	—
Class E	(585,910)	—

Net decrease in net assets resulting from distributions	(42,980,956)	—

Net increase (decrease) in net assets from capital share transactions	(82,630,010)	104,243,629

Net Increase (Decrease) in Net Assets	(3,828,764)	436,078,502
Net assets at beginning of period	1,585,767,279	1,149,688,777

Net assets at end of period	$1,581,938,515	$1,585,767,279

Distributions in excess of net investment income at end of period	$(1,805,534)	$(2,695,150)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,707,010	$38,615,255	12,130,789	$104,608,215
Reinvestments	1,897,936	19,985,267	—	—
Redemptions	(20,827,411)	(222,667,119)	(10,677,049)	(89,400,980)

Net increase (decrease)	(15,222,465)	$(164,066,597)	1,453,740	$15,207,235

Class B
Sales	12,299,908	$125,084,199	21,237,106	$176,915,008
Reinvestments	2,188,455	22,409,779	—	—
Redemptions	(6,232,027)	(62,852,071)	(10,436,882)	(84,633,830)

Net increase	8,256,336	$84,641,907	10,800,224	$92,281,178

Class E
Sales	241,425	$2,482,245	501,243	$4,198,021
Reinvestments	56,555	585,909	—	—
Redemptions	(611,741)	(6,273,474)	(886,297)	(7,442,805)

Net decrease	(313,761)	$(3,205,320)	(385,054)	$(3,244,784)

Increase (decrease) derived from capital shares transactions		$(82,630,010)		$104,243,629

See accompanying notes to financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.90		$7.73	$5.30	$9.83	$8.76	$8.49

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	0.01		(0.01)	(0.00)+	0.01	0.02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.72		2.18	2.43	(3.54)	1.50	0.53

Total From Investment Operations	0.73		2.17	2.43	(3.53)	1.52	0.56

Less Distributions:
Distributions from Net Investment Income	—		—	—	(0.01)	(0.02)	—
Distributions from Net Realized Capital Gains	(0.26)		—	—	(0.99)	(0.43)	(0.29)

Total Distributions	(0.26)		—	—	(1.00)	(0.45)	(0.29)

Net Asset Value, End of Period	$10.37		$9.90	$7.73	$5.30	$9.83	$8.76

Total Return (%)	7.29		28.07	45.85	(39.62)	17.85	6.56

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.78	*	0.79	0.79	0.78	0.80	0.81
Ratio of Net Expenses to Average Net Assets (%)(b)	0.75	*	0.77	0.77	0.76	0.78	0.81
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.24	*	(0.10)	(0.05)	0.09	0.16	0.32
Portfolio Turnover Rate (%)	22.8		27.6	31.5	36.2	35.5	33.7
Net Assets, End of Period (in millions)	$643.0		$764.5	$585.5	$347.4	$524.2	$386.8

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.64		$7.55	$5.19	$9.66	$8.62	$8.38

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	0.00	+	(0.03)	(0.02)	(0.01)	(0.01)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.70		2.12	2.38	(3.47)	1.48	0.52

Total From Investment Operations	0.70		2.09	2.36	(3.48)	1.47	0.53

Less Distributions:
Distributions from Net Investment Income	—		—	—	—	(0.00)++	—
Distributions from Net Realized Capital Gains	(0.26)		—	—	(0.99)	(0.43)	(0.29)

Total Distributions	(0.26)		—	—	(0.99)	(0.43)	(0.29)

Net Asset Value, End of Period	$10.08		$9.64	$7.55	$5.19	$9.66	$8.62

Total Return (%)	7.18		27.68	45.47	(39.75)	17.64	6.16

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.03	*	1.04	1.04	1.03	1.05	1.06
Ratio of Net Expenses to Average Net Assets (%)(b)	1.00	*	1.02	1.02	1.01	1.03	1.05
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.00	+++*	(0.33)	(0.30)	(0.16)	(0.08)	0.12
Portfolio Turnover Rate (%)	22.8		27.6	31.5	36.2	35.5	33.7
Net Assets, End of Period (in millions)	$916.4		$796.7	$542.0	$314.0	$523.0	$453.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.75		$7.62	$5.24	$9.72	$8.67	$8.42

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.00	+	(0.02)	(0.01)	(0.01)	0.00 +	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(0.71)		2.15	2.39	(3.48)	1.49	0.52

Total From Investment Operations	(0.71)		2.13	2.38	(3.49)	1.49	0.54

Less Distributions
Distributions from Net Investment Income	—		—	—	—	(0.01)	—
Distributions from Net Realized Capital Gains	(0.26)		—	—	(0.99)	(0.43)	(0.29)

Total Distributions	(0.26)		—	—	(0.99)	(0.44)	(0.29)

Net Asset Value, End of Period	$10.20		$9.75	$7.62	$5.24	$9.72	$8.67

Total Return (%)	7.20		27.95	45.42	(39.60)	17.62	6.38

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.93	*	0.94	0.94	0.93	0.95	0.96
Ratio of Net Expenses to Average Net Assets (%)(b)	0.90	*	0.92	0.92	0.91	0.93	0.95
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.09	*	(0.27)	(0.19)	(0.07)	0.00 +++	0.22
Portfolio Turnover Rate (%)	22.8		27.6	31.5	36.2	35.5	33.7
Net Assets, End of Period (in millions)	$22.5		$24.6	$22.2	$17.3	$37.3	$25.0

*	Annualized.
+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
+++	Ratio of net investment income to average net assets was less than 0.01%
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transaction, passive foreign investment companies (PFIC), deferred trustees’ compensation, capital loss carryforwards, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash

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T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$6,179,915	0.75%	All

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective February 17, 2005, the Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund, Inc. (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the six months ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

The subadvisory fee waiver schedule for the period January 1 through June 30, 2011 was:

Percentage Fee Waiver	Combined Assets

0.0%	First $750 Million

5.0%	Next $750 Million

7.5%	Next $1.5 Billion

10.0%	Excess over $3 Billion

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$358,744,608	$—	$401,417,162

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio had bought and sold $117,190,779 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $843,705 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Affiliated Issuer

At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding voting shares of the following investment company:

Security Description	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011	Income earned from affiliates during the period

T. Rowe Price Government Reserve Investment Fund	77,240,903	144,051,986	(158,163,536)	63,129,353	$61,230

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2010 and 2009.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$42,980,885	$401,692,652	$—	$444,673,537

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Third Avenue Small Cap Value Portfolio returned 2.88% and 2.67%, respectively, compared to its benchmarks, the Russell 2000 Value Index1 and the Dow Jones U.S. Small-Cap Total Stock Market Index2, which returned 3.77% and 7.72%, respectively.

Market Environment / Conditions

The U.S. economy showed resilience during the first half of 2011 and the operational results of its public companies are mostly showing rising profits and rising cash balances. Also, as we have predicted in the past, mergers and acquisitions activity has continued to increase, both in the U.S. and around the world. Unfortunately, some exogenous events have weighed on equity prices, though this has, in some cases, created buying opportunities for us at Third Avenue. Global equity markets began to tumble in mid-May, as fears spread regarding a possible sovereign default in Greece that might have sparked a financial crisis within the European Union. The International Monetary Fund, the European Commission and the European Central Bank all demanded that Greece adopt further unpopular austerity measures before receiving further bailout funds from the EU. As is typical, negotiations in Greece’s parliament went down to the wire and while the EU’s demands were ultimately met, the resolution was unclear for most of the quarter. This uncertainty, along with fears about the possible effects of a government-engineered economic slowdown in China, weighed on stock prices and made for an uncomfortable end to spring.

Portfolio Review / Current Positioning

At Third Avenue, sector allocations are determined from the bottom up. Our investments in real estate management and development, as well as the hotel and leisure industries, were performance detractors. Owing largely to the recent takeover of Bronco Drilling, energy equipment services companies were the largest contributors to performance for the six months ended June 30, 2011. A discussion of individual performance detractors and contributors follows.

Skyline Corp., down 31.8%, was the largest detractor from performance so far in 2011. Skyline is a producer of manufactured homes and recreation vehicles. Its business continues to be depressed due to a decline in industry sales and a lack of retail financing opportunities. The balance sheet is strong with $53.4 million in cash and short-term investments and no debt, positioning Skyline well for an industry recovery.

The next largest detractor from performance was Tellabs, Inc., down 31.5% for the first two quarters. For the first quarter of 2011, Tellabs reported a $24.1 million loss compared with profit of $45.6 million in the first quarter of 2010 as sales from North American customers, which have typically accounted for more than half of revenues, fell 36% and gross margins fell from over 50% to 38%. Tellabs has cash and short term investments worth $1.06 billion, leaving cash and investments less debt supporting 68% of its market capitalization.

Our top performance contributor for the first half of the year, as it was in the first quarter, was Bronco Drilling Co., Inc., up 37.5%. Bronco, a U.S. oil and land gas drilling company, also saw its share price double during the fourth quarter of 2010 as it benefitted from increased inland exploration and production activity and utilization of its drills. We sold our position in Bronco after its announced acquisition by Chesapeake Energy at a 6% premium over its mid-April share price.

Our next top contributor to performance for the quarter was Westlake Chemical Corp., up 19.7%. Westlake, a petrochemical company producing plastic resins and PVC building products is a well managed company with a strong balance sheet that has been performing well over the last year. Westlake continues to benefit from low natural gas prices and high oil prices, as its raw materials are natural gas derivates, while its global competitors rely on oil as the basis for their manufacturing.

We sold our investment in Bronco Drilling after the announcement of the Chesapeake Energy Corp. takeover, and our investment in Herley Industries was similarly exited with its takeover by Kratos Defense and Security Solutions in a cash transaction. Shares of Parco (Japan) were sold to Aeon, a publicly listed Japanese retailer after we negotiated a 15% premium to its market price. We sold our investment in Cimarex Energy as the stock price had climbed to what we deemed its full value. Portfolio company New Alliance Bancshares merged with First Niagara Financial Group to form a much larger regional bank in the Northeast. As a result of the merger, First Niagara became part of the portfolio.

In order of the amount of capital invested, new positions in the portfolio that attained a meaningful size include:

Viterra, Inc. (Canada), a diversified grain handling and storage company with irreplaceable networks for bringing grains to market, primarily in North America and Australia.

Mantech International, which provides information technology, cyber security, technical and consulting services primarily to U.S. federal government agencies, with a large exposure to the Department of Defense and intelligence community.

Oshkosh Corp., a manufacturer of heavy vehicles and vehicle bodies, mostly for defense, construction, and municipal customers.

The Madison Square Garden Company, owner of New York’s Madison Square Garden, the New York Knicks and the New York Rangers, as well as media properties.

Liberty Media—Starz is the television programming subsidiary of Liberty Media Group.

Seacor Holdings, a well-run and well-financed conglomerate that provides logistical services to various commodities related industries including offshore oil and gas and inland chemical and petroleum shipping.

1

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary* (continued)

Third Avenue adheres to a disciplined investment strategy driven by our deep dive fundamental analysis of companies and the securities they issue. We don’t choose investments based on top-down themes or macroeconomic forecasts. Our strategy is to maintain a portfolio of well-financed and well-managed companies acquired at a discount to net asset value in order to build a portfolio that is measurably cheaper than the market and to hold these investments for the long-term in the belief that the value of our investments will ultimately be recognized in the marketplace.

Curtis Jensen, Chief Investment Officer

Ian Lapey, Portfolio Manager

Third Avenue Management LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Superior Industries International, Inc.	3.1
Wheelock & Co., Ltd.	2.7
Cavco Industries, Inc.	2.5
Canfor Corp.	2.5
Montpelier Re Holdings, Ltd.	2.5
Alexander & Baldwin, Inc.	2.2
K-Swiss, Inc. - Class A	2.1
AVX Corp.	2.0
Ingram Micro, Inc. - Class A	2.0
Vail Resorts, Inc.	1.9

Top Sectors

% of Market Value of Total Investments
Cyclical	20.6
Cash & Equivalents	19.5
Financial	15.2
Industrial	13.9
Basic Materials	8.1
Technology	7.1
Non-Cyclical	5.8
Communications	4.7
Energy	2.6
Diversified	2.5

2

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Third Avenue Small Cap Value Portfolio managed by

Third Avenue Management LLC vs. Russell 2000 Value Index1 and

Dow Jones U.S. Small-Cap Total Stock Market Index2

	Average Annual Return[3] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[4]
Third Avenue Small Cap Value Portfolio—Class A	2.88%	31.79%	2.80%	8.44%
Class B	2.67%	31.43%	2.55%	8.19%
Russell 2000 Value Index[1]	3.77%	31.35%	2.24%	6.62%
Dow Jones U.S. Small-Cap Total Stock Market Index[2]	7.72%	40.01%	6.24%	9.01%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

2The Dow Jones U.S. Small-Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.77%	$1,000.00	$1,028.80	$3.87
Hypothetical*	0.77%	1,000.00	1,020.98	3.86

Class B
Actual	1.02%	$1,000.00	$1,026.7	$5.13
Hypothetical*	1.02%	1,000.00	1,019.74	5.11

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—79.9% of Net Assets

Security Description	Shares	Value

Auto Components—3.1%
Superior Industries International, Inc. (a)	1,941,976	$42,937,089

Beverages—1.2%
Sapporo Holdings, Ltd.	4,051,800	16,676,876

Building Products—0.8%
Insteel Industries, Inc.	855,820	10,731,983

Capital Markets—2.0%
Investment Technology Group, Inc.*	1,150,635	16,131,903
Westwood Holdings Group, Inc.	315,624	12,025,274

		28,157,177

Chemicals—3.1%
Lanxess AG	134,961	11,081,213
Minerals Technologies, Inc.	152,659	10,119,765
Stepan Co.	19,153	1,357,948
Westlake Chemical Corp.	399,837	20,751,540

		43,310,466

Commercial & Professional Services—0.8%
UniFirst Corp.	211,455	11,881,656

Communications Equipment—4.0%
Bel Fuse, Inc.—Class B	457,269	9,918,164
Sycamore Networks, Inc.	947,195	21,065,617
Tellabs, Inc.	5,498,462	25,347,910

		56,331,691

Computers & Peripherals—2.2%
Electronics for Imaging, Inc.*	580,701	9,999,671
Lexmark International, Inc.—Class A*	697,460	20,407,680

		30,407,351

Diversified Financial Services—2.5%
Ackermans & van Haaren N.V.	243,811	23,721,925
Leucadia National Corp.	336,339	11,469,160

		35,191,085

Electrical Equipment—1.4%
Encore Wire Corp.	825,737	19,999,350

Electronic Equipment, Instruments & Components—6.5%
AVX Corp.	1,824,452	27,804,648
Electro Scientific Industries, Inc.* (a)	1,036,485	20,004,161
Ingram Micro, Inc.—Class A*	1,527,451	27,707,961
Park Electrochemical Corp.	565,162	15,796,278

		91,313,048

Security Description	Shares	Value

Energy Equipment & Services—4.1%
Bristow Group, Inc.	407,497	$20,790,497
Pioneer Drilling Co.*	324,324	4,942,698
SEACOR Holdings, Inc.	166,528	16,646,139
Tidewater, Inc.	282,803	15,217,629

		57,596,963

Food Products—2.3%
Sanderson Farms, Inc.	203,666	9,731,162
Viterra, Inc.	2,076,450	22,568,002

		32,299,164

Health Care Equipment & Supplies—0.3%
Teleflex, Inc.	62,111	3,792,498

Health Care Providers & Services—1.5%
Cross Country Healthcare, Inc.* (a)	2,707,534	20,577,258

Hotels, Restaurants & Leisure—1.9%
Vail Resorts, Inc.	582,377	26,917,465

Household Durables—5.3%
Cavco Industries, Inc.* (a)	787,653	35,444,385
M.D.C. Holdings, Inc.	144,759	3,566,862
Skyline Corp. (a)	1,157,658	20,259,015
Stanley Furniture Co., Inc.* (a)	3,543,535	14,847,411

		74,117,673

Insurance—6.4%
Arch Capital Group, Ltd.*	370,350	11,821,572
E-L Financial Corp.	40,155	18,323,256
HCC Insurance Holdings, Inc.	391,919	12,345,449
Montpelier Re Holdings, Ltd.	1,917,672	34,518,096
National Western Life Insurance Co.—Class A	82,335	13,129,962

		90,138,335

IT Services—2.8%
Broadridge Financial Solutions, Inc.	728,976	17,546,452
ManTech International Corp.	490,268	21,777,705

		39,324,157

Leisure Equipment & Products—0.8%
JAKKS Pacific, Inc.*	633,023	11,653,953

Life Sciences Tools & Services—1.6%
Pharmaceutical Product Development, Inc.	850,465	22,826,481

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—2.4%
Alamo Group, Inc.	523,010	$12,395,337
Oshkosh Corp.*	709,923	20,545,172

		32,940,509

Marine—2.2%
Alexander & Baldwin, Inc.	628,130	30,250,741

Media—2.5%
Liberty Media-Starz, Series A*	226,100	17,011,764
Madison Square Garden, Inc.—Class A (The)*	658,675	18,133,323

		35,145,087

Metals & Mining—1.0%
Kaiser Aluminum Corp.	252,552	13,794,390

Paper & Forest Products—4.0%
Canfor Corp.*	3,221,400	35,245,808
Glatfelter	1,336,992	20,562,937

		55,808,745

Professional Services—0.8%
ICF International Inc.*	429,824	10,908,933

Real Estate Investment Trusts—0.3%
Excel Trust Inc.	209,516	2,310,962
Origen Financial, Inc.*	811,331	1,338,696

		3,649,658

Real Estate Management & Development—5.5%
Brookfield Asset Management, Inc.—Class A	463,778	15,383,516
Hang Lung Group, Ltd.	3,756,000	23,987,966
Wheelock & Co., Ltd.	9,286,000	37,691,729

		77,063,211

Semiconductors & Semiconductor Equipment—1.1%
MEMC Electronic Materials, Inc.*	1,843,521	15,725,234

Software—0.9%
Synopsys, Inc.*	514,536	13,228,721

Specialty Retail—1.6%
Haverty Furniture Cos., Inc. (a)	1,966,587	22,635,416

Textiles, Apparel & Luxury Goods—2.1%
K-Swiss, Inc.—Class A* (a)	2,830,169	30,084,697

Security Description	Shares/Par Amount	Value

Thrifts & Mortgage Finance—0.9%
First Niagara Financial Group, Inc.	551,909	$7,285,199
Kearny Financial Corp.	660,494	6,017,100

		13,302,299

Total Common Stocks (Cost $992,613,212)		1,120,719,360

Short-Term Investment—19.4%

Repurchase Agreement—19.4%

Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $272,070,076 on 07/01/11 collateralized by $18,500,000 Federal Home Loan Bank at 4.125% due 03/13/20 with a value of $19,864,375; by $63,265,000 Freddie Mac at 3.500% due 08/18/20 with a value of $63,739,488; by $82,035,000 Freddie Mac at 2.550% due 09/08/17 with a value of $82,240,088; by $865,000 Freddie Mac at 3.310% due 11/10/20 with a value of $837,969; by $74,000,000 Fannie Mae at 4.377% due 01/23/2018 with a value of $82,695,000; by U.S. Treasury Notes at 2.375% due 06/30/18 with a value of $28,136,631
(Cost—$272,070,000)

	$272,070,000	272,070,000

Total Short-Term Investments (Cost $272,070,000)		272,070,000

Total Investments—99.3% (Cost $1,264,683,212#)		1,392,789,360
Other Assets and Liabilities (net)—0.7%		9,180,711

Net Assets—100.0%		$1,401,970,071

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,264,683,212. The aggregate unrealized appreciation and depreciation of investments were $211,805,350 and $(83,699,202), respectively, resulting in net unrealized appreciation of $128,106,148 for federal income tax purposes.
(a)	Affiliated issuer. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Components	$42,937,089	$—	$—	$42,937,089
Beverages	—	16,676,876	—	16,676,876
Building Products	10,731,983	—	—	10,731,983
Capital Markets	28,157,177	—	—	28,157,177
Chemicals	32,229,253	11,081,213	—	43,310,466
Commercial & Professional Services	11,881,656	—	—	11,881,656
Communications Equipment	56,331,691	—	—	56,331,691
Computers & Peripherals	30,407,351	—	—	30,407,351
Diversified Financial Services	11,469,160	23,721,925	—	35,191,085
Electrical Equipment	19,999,350	—	—	19,999,350
Electronic Equipment, Instruments & Components	91,313,048	—	—	91,313,048
Energy Equipment & Services	57,596,963	—	—	57,596,963
Food Products	32,299,164	—	—	32,299,164
Health Care Equipment & Supplies	3,792,498	—	—	3,792,498
Health Care Providers & Services	20,577,258	—	—	20,577,258
Hotels, Restaurants & Leisure	26,917,465	—	—	26,917,465
Household Durables	74,117,673	—	—	74,117,673
Insurance	90,138,335	—	—	90,138,335
IT Services	39,324,157	—	—	39,324,157
Leisure Equipment & Products	11,653,953	—	—	11,653,953
Life Sciences Tools & Services	22,826,481	—	—	22,826,481
Machinery	32,940,509	—	—	32,940,509
Marine	30,250,741	—	—	30,250,741
Media	35,145,087	—	—	35,145,087
Metals & Mining	13,794,390	—	—	13,794,390
Paper & Forest Products	55,808,745	—	—	55,808,745
Professional Services	10,908,933	—	—	10,908,933
Real Estate Investment Trusts	3,649,658	—	—	3,649,658
Real Estate Management & Development	15,383,516	61,679,695	—	77,063,211
Semiconductors & Semiconductor Equipment	15,725,234	—	—	15,725,234
Software	13,228,721	—	—	13,228,721
Specialty Retail	22,635,416	—	—	22,635,416

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$30,084,697	$—	$—	$30,084,697
Thrifts & Mortgage Finance	13,302,299	—	—	13,302,299
Total Common Stocks	1,007,559,651	113,159,709	—	1,120,719,360
Short-Term Investment	—	272,070,000	—	272,070,000
Total Investments	$1,007,559,651	$385,229,709	$—	$1,392,789,360

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)	$892,864,310
Investment from affiliated transaction (b)	227,855,050
Repurchase Agreement	272,070,000
Cash	940
Cash denominated in foreign currencies (c)	533,976
Receivable for investments sold	11,684,150
Receivable for shares sold	330,605
Dividends receivable	1,282,996
Interest receivable	76

Total assets	1,406,622,103

Liabilities
Payables for:
Investments purchased	1,983,327
Shares redeemed	1,575,015
Accrued Expenses:
Management fees	822,371
Distribution and service fees - Class B	126,835
Administration fees	5,940
Custodian and accounting fees	22,950
Deferred trustees’ fees	20,516
Other expenses	95,078

Total liabilities	4,652,032

Net Assets	$1,401,970,071

Net Assets Represented by
Paid in surplus	$1,421,339,999
Accumulated net realized loss	(158,092,470)
Unrealized appreciation on investments and foreign currency transactions	161,304,966
Unrealized appreciation on investment from affiliated transactions	(34,770,122)
Undistributed net investment income	12,187,698

Net Assets	$1,401,970,071

Net Assets
Class A	$769,284,089
Class B	632,685,982
Capital Shares Outstanding*
Class A	50,315,019
Class B	41,509,464
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.29
Class B	15.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $729,988,040.
(b)	Identified cost of investment from affiliated transaction was $262,625,172.
(c)	Identified cost of cash denominated in foreign currencies was $530,537.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$16,990,281
Interest	11,471
Income earned from affiliated transactions	975,485

Total investment income	17,977,237

Expenses
Management fees	4,753,733
Administration fees	33,266
Custodian and accounting fees	80,060
Distribution and service fees - Class B	799,739
Audit and tax services	15,966
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	43,279
Insurance	2,624
Miscellaneous	7,512

Total expenses	5,772,848

Net investment income	12,204,389

Net Realized and Unrealized Gain (Loss) on Investments, Investments in Affiliates and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	76,989,496
Investments in affiliates	(18,600,980)
Foreign currency transactions	293,993

Net realized gain on investments, investments in affiliates and foreign currency transactions	58,682,509

Net change in unrealized appreciation (depreciation) on:
Investments	(115,025,643)
Investments in affiliates	17,608,712
Foreign currency transactions	(4,932)

Net change in unrealized depreciation on investments, investments in affiliates, and foreign currency transactions	(97,421,863)

Net realized and unrealized loss on investments, investments in affiliates and foreign currency transactions	(38,739,354)

Net Increase in Net Assets from Operations	$26,534,965

(a)	Net of foreign withholding taxes of $127,393.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$12,204,389	$2,120,799
Net realized gain on investments, investments in affiliates and foreign currency transactions	58,682,509	58,259,136
Net change in unrealized appreciation (depreciation) on investments in affiliated and foreign currency transactions	(97,421,863)	179,775,996

Net increase in net assets resulting from operations	(26,534,965)	240,155,931

Distributions to Shareholders
From net investment income
Class A	(7,475,653)	(10,503,841)
Class B	(6,576,253)	(6,636,258)

Net decrease in net assets resulting from distributions	(14,051,906)	(17,140,099)

Net increase (decrease) in net assets from capital share transactions	169,754,942	(279,709,273)

Net Increase (Decrease) in Net Assets	129,168,071	(56,693,441)
Net assets at beginning of period	1,220,423,165	1,277,116,606

Net assets at end of period	$1,401,970,071	$1,220,423,165

Undistributed net investment income at end of period	$12,187,698	$14,035,215

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	19,507,818	$311,944,550	5,369,946	$70,232,466
Reinvestments	471,650	7,475,653	749,739	10,503,841
Redemptions	(8,235,671)	(131,816,130)	(24,879,321)	(351,194,806)

Net increase (decrease)	11,743,797	$187,604,073	(18,759,636)	$(270,458,499)

Class B
Sales	2,720,449	$41,591,509	5,683,346	$74,753,841
Reinvestments	415,955	6,576,253	474,697	6,636,258
Redemptions	(4,342,865)	(66,016,893)	(6,941,718)	(90,640,873)

Net decrease	(1,206,461)	$(17,849,131)	(783,675)	$(9,250,774)

Increase (decrease) derived from capital shares transactions		$169,754,942		$(279,709,273)

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.04		$12.68	$10.29	$15.75	$17.48	$16.61

Income (Loss) from Investment Operations
Net Investment Income(a)	0.15		0.03	0.17	0.16	0.17	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.29		2.51	2.50	(4.46)	(0.54)	1.89

Total From Investment Operations	0.44		2.54	2.67	(4.30)	(0.37)	2.16

Less Distributions
Distributions from Net Investment Income	(0.19)		(0.18)	(0.16)	(0.15)	(0.21)	(0.11)
Distributions from Net Realized Capital Gains	—		—	(0.12)	(1.01)	(1.15)	(1.18)

Total Distributions	(0.19)		(0.18)	(0.28)	(1.16)	(1.36)	(1.29)

Net Asset Value, End of Period	$15.29		$15.04	$12.68	$10.29	$15.75	$17.48

Total Return (%)	2.88		20.15	26.82	(29.69)	(2.79)	13.38
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.77	*	0.78	0.78	0.77	0.76	0.80
Ratio of Net Expenses to Average Net Assets (%)(b)	0.77	*	0.78	0.78	0.77	0.76	0.80
Ratio of Net Investment Income to Average Net Assets (%)	2.04	*	0.22	1.62	1.18	0.99	1.64
Portfolio Turnover Rate (%)	23.7		11.4	12.9	39.8	36.0	12.1
Net Assets, End of Period (in millions)	$76.93		$580.3	$727.2	$747.1	$1,171.6	$883.6

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.99		$12.64	$10.25	$15.68	$17.41	$16.55

Income (Loss) from Investment Operations
Net Investment Income(a)	0.13		0.02	0.16	0.13	0.13	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.28		2.48	2.48	(4.44)	(0.54)	1.91

Total From Investment Operations	0.41		2.50	2.64	(4.31)	(0.41)	2.12

Less Distributions
Distributions from Net Investment Income	(0.16)		(0.15)	(0.13)	(0.11)	(0.17)	(0.08)
Distributions from Net Realized Capital Gains	—		—	(0.12)	(1.01)	(1.15)	(1.18)

Total Distributions	(0.16)		(0.15)	(0.25)	(1.12)	(1.32)	(1.26)

Net Asset Value, End of Period	$15.24		$14.99	$12.64	$10.25	$15.68	$17.41

Total Return (%)	2.67		19.90	26.45	(29.82)	(3.02)	13.13
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.02	*	1.03	1.03	1.02	1.01	1.05
Ratio of Net Expenses to Average Net Assets (%)(b)	1.02	*	1.03	1.03	1.02	1.01	1.05
Ratio of Net Investment Income to Average Net Assets (%)	1.75	*	0.15	1.46	0.92	0.76	1.28
Portfolio Turnover Rate (%)	23.7		11.4	12.9	39.8	36.0	12.1
Net Assets, End of Period (in millions)	$632.7		$640.1	$549.9	$444.0	$741.5	$573.8

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Third Avenue Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, deferred trustees’ compensation, capital loss carryforwards, and losses deferred due to wash sales, Real Estate Investment Trust (REITs), and return of capital from certain securities as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Third Avenue Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$4,753,733	0.75%	First $1 Billion

	0.70%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred or paid in that regard.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2011, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission

M.J. Whitman LLC	$17,709

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$269,090,472	$—	$328,811,262

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Affiliated Issuers

A summay of Portfolio's transactions in the securities of affiliated issuers during the period ended June 30, 2011 was as follows:

Security Description	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at June 30, 2011

Bronco Drilling Co., Inc.	4,460,843	—	(4,460,843)	—

Cavco Industries, Inc.	787,653	—	—	787,653

Cross Country Healthcare, Inc.	2,684,784	25,000	(2,250)	2,707,534

Electro Scientific Industries, Inc.	1,427,802	—	(391,317)	1,036,485

Haverty Furniture Cos., Inc.	1,966,587	—	—	1,966,587

Herley Industries, Inc.	1,060,702	—	(1,060,702)	—

K-Swiss, Inc.	2,830,169	—	—	2,830,169

Skyline Corp.	1,275,713	1,172	(119,227)	1,157,658

Stanley Furniture Co., Inc.	3,627,538	—	(84,003.00)	3,543,535

Superior Industries International, Inc.	2,243,637	—	(301,661)	1,941,976

Sycamore Networks, Inc.	1,884,001	—	(936,806)	947,195

Security Description	Net Realized Gain/(Loss)	Return of Capital	Dividend Income	Ending Value as of June 30, 2011

Bronco Drilling Co., Inc.	$(8,543,351)	$—	$—	$—

Cavco Industries, Inc.	—	—	—	35,444,385

Cross Country Healthcare, Inc.	(16,048)	—	—	20,577,258

Electro Scientific Industries, Inc.	(718,524)	—	—	20,004,161

Haverty Furniture Cos., Inc.	—	—	—	22,635,416

Herley Industries, Inc.	4,840,855	—	—	—

K-Swiss, Inc.	—	—	—	30,084,697

Skyline Corp.	(1,063,074)	—	325,876	20,259,015

Stanley Furniture Co., Inc.	(1,542,557)	—	—	14,847,412

Superior Industries International, Inc.	(266,847)	—	649,609	42,937,089

Sycamore Networks, Inc.	(11,291,434)	—	—	21,065,617

	$(18,600,980)	$—	$975,485	$227,855,050

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$17,140,099	$17,771,886	$—	$13,940,862	$17,140,099	$31,712,748

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$14,051,518	$—	$157,572,812	$(202,769,921)	$(31,145,591)

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$202,769,921	$202,769,921

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Managed by Turner Investment Partners, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Turner Mid Cap Growth Portfolio returned 9.38% and 9.24%, respectively, compared to its benchmark, the Russell Midcap Growth Index1, which returned 9.59%.

Market Environment/Conditions

If the stock market, after months of gains, were looking for reasons to decline, it could have found plenty of them during the first three months of the year. The stock market was jolted by one crisis after another. There was the nuclear crisis in Japan, when the Fukushima Daiichi nuclear station had a partial meltdown following an earthquake-induced tsunami. There was the European debt crisis, in which investors worried that the four most financially overextended nations—Greece, Spain, Portugal, and Ireland—could trigger a second major financial calamity in three years. Finally, there were uprisings in the Middle East and a civil war in Libya, which crimped global oil supplies. The S&P 500 Index generated a gain of 5.9% for the first three months of the year in what would charitably be termed an unfavorable environment for equities from a macro-perspective.

The stock market then moved like a good roller coaster—a rise, a peak, a valley, and yet another peak. A strong April was followed by a downward May and lackluster conditions in most of June, until a late rally brought investors back into higher gains. The valley in this track was the result of several factors that gave investors jitters—the Greek government’s debt problems, the possibility of a U.S. double-dip recession, the political debate over the federal government’s debt ceiling, and the end of the Federal Reserve’s second round of quantitative easing (popularly known as QE2) meant to monetize the national debt and expand the economy. As if that wasn’t enough, rumblings of a Chinese residential housing bubble began to grow louder. But despite the geo-economic downers combined with all of the volatility, the stock market, as represented by the S&P 500 Index, produced a solid gain of 6.0% for the first six months of the year.

Portfolio Review / Current Positioning

For the six-month period ending June 30, 2011, the results of the Portfolio, which focuses on investing in companies with above average earnings growth, slightly underperformed the results of the benchmark, the Russell Midcap Growth Index. On an absolute basis nine of the ten Global Industry Classification Standard (“GICS”) economic sectors generated positive results over the period, led by the Consumer Staples and Health Care sectors. On a relative basis, the Consumer Discretionary and Energy sectors were the Portfolio’s worst performing sectors. Conversely, the Consumer Staples and Health Care sectors were the best performing sectors relative to the benchmark.

In the Consumer Discretionary sector, the Portfolio’s specialty retailers detracted the most from performance. Specialty retailers did not fare well during the period pressured by higher commodity costs. Guess? Inc. exemplified the troubles of specialty retailers as the company forecasted a weaker than expected start to 2011 impaired by higher cotton costs and elevated spending in Asia. Casino equipment maker WMS Industries also traded lower, impacted by a slower than expected expansion of new casinos. We have since sold both stocks from the Portfolio.

The Portfolio’s Energy holdings detracted from results as fears of an economic slowdown weighed heavily on the energy sector. A few stocks to note that were impacted by the uncertain economic environment were Alpha Natural Resources, Inc. and Cameron International Corp. Shares of coal producer Alpha Natural traded lower following the company’s completed acquisition of Massey Energy. While we believe the deal to be accretive to future earnings, there are some obstacles that were inherited with the newly formed company. Alpha took on numerous lawsuits from Massey stemming from the acquired company’s deadly mining accident that occurred in April 2010. While we are aware of the situation, we believe the newly formed company, the third-largest producer of metallurgical coal, is nicely positioned to be a true global player in this market with over five billion tons of coal reserves, including 1.7 billion tons that are metallurgical grade. Shares of the oil and gas pressure control equipment maker, Cameron International Corp., traded lower as the company’s earnings fell due in part to previously disclosed charges related to cost overruns on a subsea project and Libya sanctions. We continue to own both securities in the Portfolio.

The Consumer Staples sector was lifted higher largely due to high-conviction holdings Green Mountain Coffee Roasters, Inc. and Whole Foods Market, Inc. Both of these companies emerged as market leaders in their respective industries after the economic downturn, supported by unrelenting demand for their products. Shares of Green Mountain traded 96% higher on news that the company agreed to partner with Starbucks, the world’s biggest coffee chain. The agreement will allow consumers to buy single-serve Starbucks cups at wholesale stores and markets in 2011, utilizing Green Mountain’s popular Keurig coffee machine. The deal with Starbucks further solidifies Green Mountain’s leadership position in the single-serve coffee market, estimated to be 80% of U.S. sales and climbing. The company should continue to experience strong growth as it is estimated that the single-serve coffee industry will likely reach $4 billion in total sales in 2011. Upscale food retailer Whole Foods Market also bolstered results. The company continues to experience strong demand for their organic foods aided by an improving economy. Whole Foods recently reported a strong pick-up in the number of customer visits, first-time customers, and spending per visit, all key measures of growth for the company.

The Health Care sector also contributed to relative gains. Two holdings in the portfolio that stood out from the group were Valeant Pharmaceuticals International, Inc. (Canada) and Amerigroup Corp. Valeant is a specialty pharmaceuticals company that manufactures various products in the areas of neurology, dermatology, and branded generics. This company has an experienced management team with a track record of successfully acquiring and integrating other businesses. Valeant also announced a hostile bid to acquire Cephalon, which is a biotech company that specializes in treatments for the central nervous

1

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Managed by Turner Investment Partners, Inc.

Portfolio Manager Commentary* (continued)

system, pain management and cancer. We acknowledge that this may be a higher risk acquisition, but the strategic fit offered by the combined product offerings, coupled with the cost savings opportunities, give us comfort that Valeant’s management will be able to make this purchase successful. Health insurer Amerigroup, who focuses on providing managed care through sponsored programs such as Medicaid and Medicare Advantage, also traded higher during the period. The company has benefited from an increase in membership along with rate increases in three states, most notably Texas, where Amerigroup has a 30% market share.

The Portfolio continues to be managed with sector weightings that are within the range of the weightings of the Russell Midcap Growth Index allowing stock selection to be a key driver of performance. However, there are a few themes to note with regards to portfolio positioning. After the Russell Index annual rebalance, the largest sectors within the Portfolio and Index continue to be the traditional growth sectors—Information Technology, Consumer Discretionary, and Health Care—a combined 56% weight of the total Portfolio as of June 30, 2011. Within the Information Technology sector we continue to hold overweight positions in communications equipment companies (F5 Networks Inc., Aruba Networks Inc.) and semiconductors (Cypress Semiconductor Corp., NetLogic Microsystems Inc.). We are underweight electronic equipment instruments and components, and software stocks. Within the Consumer Discretionary sector we are underweight specialty retail and media stocks and continue to favor hotels and restaurants (Starwood Hotels and Resorts, MGM Resorts International) and textile apparel and luxury goods (Coach Inc., lululemon athletica inc.). Finally, within the healthcare sector, we continue to underweight our positions in health care equipment and supplies and are overweight pharmaceuticals (Valeant Pharmaceuticals (Canada), Watson Pharmaceuticals) and health care providers and services (Universal Health Services, Amerigroup Corp.). During the period we initiated new positions in Agilent Technologies Inc. in the Health Care sector, Western Union Co. in the Information Technology sector, and Owens Corning in the Industrials sector. Conversely, we eliminated positions in T.Rowe Price Group in the Financials sector and Varian Semiconductor Equipment and NetApp Inc., both in the Information Technology sector. As always, we employ a bottom-up strategy driven by extensive, fundamental research aimed at identifying growth companies with superior earnings prospects at reasonable valuations.

Christopher McHugh

Vice Chairman and Senior Portfolio Manager

Turner Investment Partners, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Green Mountain Coffee Roasters, Inc.	2.4
Salesforce.com, Inc.	2.0
F5 Networks, Inc.	1.9
Cameron International Corp.	1.7
Joy Global, Inc.	1.6
Valeant Pharmaceuticals International, Inc.	1.6
Cypress Semiconductor Corp.	1.6
Starwood Hotels & Resorts Worldwide, Inc.	1.5
Watson Pharmaceuticals, Inc.	1.5
Coach, Inc.	1.5

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	21.7
Technology	15.7
Cyclical	15.3
Industrials	12.5
Communications	9.7
Energy	7.6
Basic Materials	7.3
Financials	6.4
Cash & Equivalents	3.8

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Turner Mid Cap Growth Portfolio

Turner Mid Cap Growth Portfolio managed by

Turner Investment Partners, Inc. vs. Russell Midcap Growth Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
Turner Mid-Cap Growth Portfolio—Class A	9.38%	46.69%	6.27%	8.28%
Class B	9.24%	46.34%	5.99%	8.03%
Russell Midcap Growth Index	9.59%	43.25%	6.28%	8.27%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 5/1/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A(a)
Actual	0.83%	$1,000.00	$1,093.80	$4.31
Hypothetical*	0.83%	1,000.00	1,020.68	4.16

Class B(a)
Actual	1.08%	$1,000.00	$1,092.40	$5.60
Hypothetical*	1.08%	1,000.00	1,019.44	5.41

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—96.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Goodrich Corp.	41,958	$4,006,989

Air Freight & Logistics—0.8%
Expeditors International of Washington, Inc.	54,500	2,789,855

Airlines—0.9%
United Continental Holdings, Inc.* (a)	136,751	3,094,675

Auto Components—1.4%
BorgWarner, Inc.* (a)	32,580	2,632,138
TRW Automotive Holdings Corp.*	37,791	2,230,803

		4,862,941

Automobiles—0.7%
Harley-Davidson, Inc.	61,510	2,520,065

Beverages—0.6%
Hansen Natural Corp.*	26,120	2,114,414

Biotechnology—2.1%
Alexion Pharmaceuticals, Inc.*	79,480	3,737,944
Onyx Pharmaceuticals, Inc.*	39,450	1,392,585
United Therapeutics Corp.*	34,580	1,905,358

		7,035,887

Building Products—1.0%
Owens Corning, Inc.*	94,680	3,536,298

Capital Markets—0.9%
Affiliated Managers Group, Inc.*	29,330	2,975,529

Chemicals—3.3%
Albemarle Corp.	44,750	3,096,700
CF Industries Holdings, Inc.	28,640	4,057,429
Mosaic Co. (The)	17,840	1,208,303
PPG Industries, Inc.	29,750	2,701,002

		11,063,434

Commercial Banks—1.1%
M&T Bank Corp.	42,280	3,718,526

Communications Equipment—5.2%
Acme Packet, Inc.*	41,210	2,890,057
Aruba Networks, Inc.* (a)	91,650	2,708,258
Ciena Corp.* (a)	41,860	769,387
F5 Networks, Inc.*	57,886	6,381,931
Juniper Networks, Inc.*	80,000	2,520,000
Riverbed Technology, Inc.* (a)	60,070	2,378,171

		17,647,804

Security Description	Shares	Value

Computers & Peripherals—1.0%
SanDisk Corp.*	81,280	$3,373,120

Consumer Finance—0.9%
Discover Financial Services	112,940	3,021,145

Containers & Packaging—0.9%
Temple-Inland, Inc.	98,402	2,926,475

Diversified Financial Services—1.3%
IntercontinentalExchange, Inc.*	21,200	2,643,852
Moody’s Corp.	44,310	1,699,289

		4,343,141

Electrical Equipment—0.9%
Rockwell Automation, Inc.	37,110	3,219,664

Electronic Equipment, Instruments & Components—1.1%
Aeroflex Holding Corp.* (a)	105,390	1,912,828
Universal Display Corp.* (a)	54,895	1,926,266

		3,839,094

Energy Equipment & Services—2.4%
Cameron International Corp.*	113,500	5,707,915
McDermott International, Inc.*	123,660	2,449,705

		8,157,620

Food & Staples Retailing—1.2%
Whole Foods Market, Inc.	65,200	4,136,940

Food Products—3.2%
Green Mountain Coffee Roasters, Inc.*	92,140	8,224,416
Mead Johnson Nutrition Co.	39,540	2,670,927

		10,895,343

Health Care Equipment & Supplies—1.9%
Cooper Cos., Inc. (The)	19,580	1,551,519
Gen-Probe, Inc.*	35,520	2,456,208
Intuitive Surgical, Inc.*	6,430	2,392,668

		6,400,395

Health Care Providers & Services—4.2%
AMERIGROUP Corp.* (a)	50,380	3,550,279
AmerisourceBergen Corp.	98,750	4,088,250
Laboratory Corp. of America Holdings* (a)	29,270	2,833,043
Universal Health Services, Inc.—Class B	76,080	3,920,402

		14,391,974

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—4.2%
MGM Resorts International*	235,090	$3,105,539
Penn National Gaming, Inc.* (a)	44,060	1,777,380
Starwood Hotels & Resorts Worldwide, Inc.	93,780	5,255,431
Wynn Resorts, Ltd.	28,900	4,148,306

		14,286,656

Household Durables—1.9%
Stanley Black & Decker, Inc.	36,310	2,616,135
Tempur-Pedic International, Inc.* (a)	55,480	3,762,654

		6,378,789

Insurance—1.3%
Aon Corp.	86,470	4,435,911

Internet & Catalog Retail—0.5%
Priceline.com, Inc.*	3,010	1,540,909

Internet Software & Services—2.2%
MercadoLibre, Inc. (a)	20,430	1,620,916
OpenTable, Inc.* (a)	36,890	3,066,297
SINA Corp.* (a)	27,880	2,902,308

		7,589,521

IT Services—3.0%
Teradata Corp.*	45,560	2,742,712
VeriFone Systems, Inc.* (a)	77,260	3,426,481
Western Union Co. (a)	194,620	3,898,239

		10,067,432

Life Sciences Tools & Services—2.1%
Agilent Technologies, Inc.*	85,490	4,369,394
Illumina, Inc.* (a)	37,510	2,818,876

		7,188,270

Machinery—4.6%
AGCO Corp.*	55,040	2,716,774
Cummins, Inc.	39,970	4,136,495
Joy Global, Inc.	57,350	5,462,014
Parker Hannifin Corp.	38,320	3,438,837

		15,754,120

Media—1.0%
Interpublic Group of Cos., Inc. (The)	280,310	3,503,875

Metals & Mining—3.2%
Cliffs Natural Resources, Inc.	50,660	4,683,517
Molycorp, Inc.* (a)	32,110	1,960,637

Security Description	Shares	Value

Metals & Mining—(Continued)
Silver Wheaton Corp.	37,030	$1,221,990
Walter Energy, Inc.	26,220	3,036,276

		10,902,420

Multiline Retail—1.4%
Nordstrom, Inc.	101,560	4,767,226

Oil, Gas & Consumable Fuels—5.9%
Alpha Natural Resources, Inc.*	71,480	3,248,051
Cimarex Energy Co.	36,840	3,312,653
Concho Resources, Inc.*	43,560	4,000,986
Peabody Energy Corp.	40,160	2,365,826
QEP Resources, Inc.	98,840	4,134,477
Whiting Petroleum Corp.*	52,340	2,978,669

		20,040,662

Pharmaceuticals—4.5%
Medicis Pharmaceutical Corp.—Class A (a)	47,440	1,810,785
Perrigo Co.	33,941	2,982,396
Valeant Pharmaceuticals International, Inc. (a)	102,920	5,347,723
Watson Pharmaceuticals, Inc.*	73,730	5,067,463

		15,208,367

Professional Services—0.5%
Manpower, Inc.	32,510	1,744,162

Real Estate Management & Development—1.4%
CB Richard Ellis Group, Inc.—Class A*	192,790	4,840,957

Road & Rail—0.6%
Ryder System, Inc.	33,440	1,901,064

Semiconductors & Semiconductor Equipment—8.3%
Altera Corp.	58,130	2,694,325
ASML Holding N.V.	116,760	4,315,450
Broadcom Corp.—Class A	84,360	2,837,870
Cypress Semiconductor Corp.* (a)	249,870	5,282,252
Freescale Semiconductor Holdings I Ltd.*	96,200	1,769,118
Lam Research Corp.*	44,180	1,956,290
Netlogic Microsystems, Inc.* (a)	105,580	4,267,544
NXP Semiconductors NV*	91,198	2,437,723
OmniVision Technologies, Inc.* (a)	74,480	2,592,649

		28,153,221

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—5.1%
Fortinet, Inc.*	73,580	$2,007,998
Informatica Corp.*	47,670	2,785,358
Salesforce.com, Inc.*	45,230	6,738,365
SuccessFactors, Inc.* (a)	114,730	3,373,062
TIBCO Software, Inc.*	87,990	2,553,470

		17,458,253

Specialty Retail—1.3%
Abercrombie & Fitch Co.—Class A	68,490	4,583,351

Textiles, Apparel & Luxury Goods—3.4%
Coach, Inc.	78,270	5,003,801
Fossil, Inc.*	18,028	2,122,256
Lululemon Athletica, Inc.* (a)	19,410	2,170,426
Under Armour, Inc.—Class A* (a)	31,400	2,427,534

		11,724,017

Trading Companies & Distributors—0.7%
WESCO International, Inc.* (a)	42,510	2,299,366

Wireless Telecommunication Services—0.7%
NII Holdings, Inc.*	57,770	2,448,293

Total Common Stocks (Cost $247,150,280)		326,888,170

Short-Term Investments—20.4%

Mutual Funds—16.6%
State Street Navigator Securities Lending Prime Portfolio (b)	56,322,444	56,322,444

Short-Term Investments—(Continued)
Security Description	Par Amount	Value

Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $13,018,004 on 07/01/11 collateralized by $13,450,000 Federal Home Loan Bank at 4.250% due 02/26/29 with a value of $13,280,307	$13,018,000	$13,018,000

Total Short-Term Investments (Cost $69,340,444)		69,340,444

Total Investments—116.4% (Cost $316,490,724#)		396,228,614
Other Assets and Liabilities (net)—(16.4)%		(55,773,058)

Net Assets—100.0%		$340,455,556

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $316,490,724. The aggregate unrealized appreciation and depreciation of investments were $84,038,673 and ($4,300,783), respectively, resulting in net unrealized appreciation of $79,737,890 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $55,769,907 and the collateral received consisted of cash in the amount of $56,322,444. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$326,888,170	$—	$—	$326,888,170
Short-Term Investments
Mutual Funds	56,322,444	—	—	56,322,444
Repurchase Agreement	—	13,018,000	—	13,018,000
Total Short-Term Investments	56,322,444	13,018,000	—	69,340,444
Total Investments	$383,210,614	$13,018,000	$—	$396,228,614

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$383,210,614
Repurchase Agreement	13,018,000
Cash	976
Receivable for investments sold	4,890,523
Receivable for shares sold	54,171
Dividends receivable	57,423

Total assets	401,231,707

Liabilities
Payables for:
Investments purchased	4,066,961
Shares redeemed	75,861
Collateral for securities loaned	56,322,444
Accrued Expenses:
Management fees	213,560
Distribution and service fees - Class B	24,302
Administration fees	1,804
Custodian and accounting fees	4,754
Deferred trustees’ fees	20,516
Other expenses	45,949

Total liabilities	60,776,151

Net Assets	$340,455,556

Net Assets Represented by
Paid in surplus	$217,254,280
Accumulated net realized gain	44,214,741
Unrealized appreciation on investments and foreign currency transactions	79,737,890
Distributions in excess of net investment income	(751,355)

Net Assets	$340,455,556

Net Assets
Class A	$217,795,153
Class B	122,660,403
Capital Shares Outstanding*
Class A	14,471,894
Class B	8,298,296
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.05
Class B	14.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $303,472,724.
(b)	Includes securities loaned at value of $55,769,907.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$920,031
Interest (b)	65,586

Total investment income	985,617

Expenses
Management fees	1,508,821
Administration fees	11,459
Custodian and accounting fees	18,226
Distribution and service fees - Class B	147,025
Audit and tax services	15,674
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	13,710
Insurance	856
Miscellaneous	3,862

Total expenses	1,756,302
Less management fee waiver	(3,164)
Less broker commission recapture	(32,468)

Net expenses	1,720,670

Net investment loss	(735,053)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	77,523,760
Foreign currency transactions	297

Net realized gain on investments and foreign currency transactions	77,524,057

Net change in unrealized depreciation on:
Investments	(38,258,828)
Foreign currency transactions	(60)

Net change in unrealized depreciation on investments and foreign currency transactions	(38,258,888)

Net realized and unrealized gain on investments and foreign currency transactions	39,265,169

Net Increase in Net Assets from Operations	$38,530,116

(a)	Net of foreign withholding taxes of $16,461.
(b)	Includes net income on securities loaned of $65,101.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(735,053)	$(348,758)
Net realized gain on investments and foreign currency transactions	77,524,057	80,899,335
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(38,258,888)	18,327,923

Net increase in net assets resulting from operations	38,530,116	98,878,500

Net decrease in net assets from capital share transactions	(92,660,595)	(133,790,313)

Net Decrease in Net Assets	(54,130,479)	(34,911,813)
Net assets at beginning of period	394,586,035	429,497,848

Net assets at end of period	$340,455,556	$394,586,035

Distributions in excess of net investment income at end of period	$(751,355)	$(16,302)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,158,806	$48,243,796	2,366,988	$27,343,098
Redemptions	(9,548,870)	(146,147,042)	(14,126,349)	(169,581,366)

Net decrease	(6,390,064)	$(97,903,246)	(11,759,361)	$(142,238,268)

Class B
Sales	1,384,646	$20,014,895	2,623,751	$30,167,624
Redemptions	(1,029,117)	(14,772,244)	(1,938,326)	(21,719,669)

Net increase	355,529	$5,242,651	685,425	$8,447,955

Decrease derived from capital shares transactions		$(92,660,595)		$(133,790,313)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.76		$10.80	$7.32	$15.33	$12.75	$12.13

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	(0.02)		(0.01)	0.00 +	0.01	(0.03)	(0.00)+
Net Realized and Unrealized Gain (Loss) on Investments	1.31		2.97	3.48	(6.88)	3.08	0.77

Total From Investment Operations	1.29		2.96	3.48	(6.87)	3.05	0.77

Less Distributions
Distributions from Net Investment Income	—		—	—	(0.00)++	—	—
Distributions from Net Realized Capital Gains	—		—	—	(1.14)	(0.47)	(0.15)

Total Distributions	—		—	—	(1.14)	(0.47)	(0.15)

Net Asset Value, End of Period	$15.05		$13.76	$10.80	$7.32	$15.33	$12.75

Total Return (%)	9.38		27.41	47.54	(48.14)	24.49	6.30

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.83	*	0.84	0.84	0.82	0.83	0.92
Ratio of Net Expenses to Average Net Assets (%)(b)	0.83	*	0.84	0.83	0.77	0.80	0.87
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.31	)*	(0.05)	0.06	0.06	(0.19)	0.03
Portfolio Turnover Rate (%)	45.3		102.6	100.2	158.0	139.8	153.0
Net Assets, End of Period (in millions)	$217.8		$287.1	$352.2	$246.8	$381.8	$274.8

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.53		$10.64	$7.23	$15.20	$12.68	$12.09

Income (Loss) from Investment Operations:
Net Investment Loss(a)	(0.04)		(0.03)	(0.02)	(0.02)	(0.06)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.29		2.92	3.43	(6.81)	3.05	0.77

Total From Investment Operations	1.25		2.89	3.41	(6.83)	2.99	0.74

Less Distributions
Distributions from Net Realized Capital Gains	—		—	—	(1.14)	(0.47)	(0.15)

Total Distributions	—		—	—	(1.14)	(0.47)	(0.15)

Net Asset Value, End of Period	$14.78		$13.53	$10.64	$7.23	$15.20	$12.68

Total Return (%)	9.24		27.16	47.16	(48.30)	24.15	6.07

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.08	*	1.09	1.09	1.07	1.08	1.17
Ratio of Net Expenses to Average Net Assets (%)(b)	1.08	*	1.09	1.08	1.02	1.05	1.12
Ratio of Net Investment Loss to Average Net Assets (%)	(0.54	)*	(0.23)	(0.20)	(0.20)	(0.44)	(0.22)
Portfolio Turnover Rate (%)	45.3		102.6	100.2	158.0	139.8	153.0
Net Assets, End of Period (in millions)	$122.7		$107.5	$77.3	$50.5	$94.0	$69.0

*	Annualized.
+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Turner Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, foreign currency transactions, partnerships, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

13

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$1,508,821	0.80%	First $300 Million

	0.70%	Over $300 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective November 12, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $400 million. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.650% of the Portfolio’s average daily

14

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

net assets in excess of $400 million. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the period ended June 30, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$169,929,700	$—	$221,188,102

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

15

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2010 and 2009.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$117,351,406	$(32,663,944)	$84,687,462

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$3,498,100	$29,165,844	$32,663,944

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

16

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

17

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the six-month period ended June 30, 2011, the Class A and B shares of the Van Kampen Comstock Portfolio returned 5.94% and 5.74%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned 5.92%.

Market Environment/Conditions

Equity markets started the period on an upward trend, but volatility drastically increased due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan. In June new fears erupted with concerns of Greece’s solvency and contagion across developed Europe. Within the Russell 1000 Value, sector returns were mixed, with sectors such as Healthcare and Consumer Discretionary having the highest returns and Financials posting negative returns.

Portfolio Review/Current Positioning

Favorable stock selection and a significant overweight position in the Consumer Discretionary sector was the largest relative contributor to performance. The portfolio’s main Consumer Discretionary exposure was in media companies, and Viacom and Comcast continued to be top performers during the period, continuing the trend from 2010. Favorable stock selection and a slight overweight position in the Materials sector also aided performance, and Materials companies International Paper and Alcoa performed well for the period. Strong stock selection in Health Care was another contributor to performance. Health Care provider UnitedHealth Group and medical supply manufacturer and supplier, Cardinal Health, Inc. were top relative performers within this sector.

Unfavorable stock selection among Information Technology (IT) companies was the largest detractor from performance relative to the index. Within the IT sector, hardware and internet-related stocks, including Cisco Systems and Hewlett-Packard, performed poorly. Search engine, Yahoo, also hurt relative performance during the period, as the stock continued to disappoint investors. Unfavorable stock selection and an underweight position in the Energy and Industrials sectors also dampened performance.

Toward the end of the period, at the margins, the management team reduced exposure to select media holdings and used the proceeds to increase exposure to IT, Utilities and credit-exposed Financials through opportunistic purchases.

Our contrarian philosophy and deep value approach of buying extremely undervalued companies continues to help us capitalize on market volatility and periods of down markets as value is created for new investment opportunities.

Kevin C. Holt, CFA, Lead Portfolio Manager

Jason S. Leder, CFA, CPA Portfolio Manager

Devin E. Armstrong, CFA, Portfolio Manager

Matt Seinsheimer, CFA, Portfolio Manager

James Warwick, Portfolio Manager

Invesco Advisers Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Portfolio Composition as of June 30, 2011

Top Holdings

% of Net Assets
Comcast Corp. - Class A	3.7
International Paper Co.	2.9
JPMorgan Chase & Co.	2.8
Halliburton Co.	2.8
Citigroup, Inc.	2.6
Pfizer, Inc.	2.5
Viacom, Inc. - Class B	2.4
Kraft Foods, Inc. - Class A	2.4
Chevron Corp.	2.4
Hewlett-Packard Co.	2.3

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	19.6
Financials	19.0
Communications	18.8
Energy	11.8
Cyclical	7.2
Technology	6.8
Industrials	5.8
Basic Materials	4.3
Cash & Equivalents	3.9
Utilities	2.8

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Van Kampen Comstock Portfolio managed by

Invesco Advisers, Inc. vs. Russell 1000 Value Index1

	Average Annual Return[2] (for the six months ended June 30, 2011)
	6 Month	1 Year	5 Year	Since Inception[3]
Van Kampen Comstock Portfolio—Class A	5.94%	29.54%	1.70%	2.95%
Class B	5.74%	29.22%	1.46%	2.71%
Russell 1000 Value Index[1]	5.92%	28.94%	1.15%	3.40%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have low price-to-book ratios and price-to-earning ratios, higher dividend yields and lower forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A and Class B shares is 5/2/05. Index returns are based on an inception date of 5/2/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011

Class A
Actual	0.61%	$1,000.00	$1,059.40	$3.11
Hypothetical*	0.61%	1,000.00	1,021.77	3.06

Class B
Actual	0.86%	$1,000.00	$1,057.40	$4.39
Hypothetical*	0.86%	1,000.00	1,020.53	4.31

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—95.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Honeywell International, Inc.	442,586	$26,373,700
Textron, Inc. (a)	726,900	17,162,109

		43,535,809

Automobiles—1.1%
General Motors Co.* (a)	777,812	23,614,372

Beverages—1.4%
Coca-Cola Co.	277,565	18,677,349
PepsiCo, Inc.	144,558	10,181,220

		28,858,569

Capital Markets—4.2%
Bank of New York Mellon Corp.	1,416,766	36,297,545
Goldman Sachs Group, Inc. (The)	152,226	20,259,758
Morgan Stanley	966,939	22,249,267
State Street Corp.	219,525	9,898,382

		88,704,952

Commercial Banks—3.5%
Fifth Third Bancorp	331,180	4,222,545
PNC Financial Services Group, Inc.	463,024	27,600,861
U.S. Bancorp	491,157	12,529,415
Wells Fargo & Co.	1,015,280	28,488,757

		72,841,578

Communications Equipment—0.8%
Cisco Systems, Inc.	1,046,158	16,330,526

Computers & Peripherals—3.6%
Dell, Inc.*	1,617,825	26,969,143
Hewlett-Packard Co.	1,316,567	47,923,039

		74,892,182

Diversified Financial Services—6.9%
Bank of America Corp.	2,892,009	31,696,418
Citigroup, Inc.	1,293,767	53,872,458
JPMorgan Chase & Co.	1,449,871	59,357,719

		144,926,595

Diversified Telecommunication Services—2.5%
AT&T, Inc.	718,397	22,564,850
Verizon Communications, Inc.	818,489	30,472,345

		53,037,195

Electric Utilities—2.6%
American Electric Power Co., Inc.	250,186	9,427,008

Security Description	Shares	Value

Electric Utilities—(Continued)
FirstEnergy Corp.	406,989	$17,968,564
PPL Corp.	983,267	27,364,321

		54,759,893

Electrical Equipment—0.8%
Emerson Electric Co.	280,129	15,757,256

Energy Equipment & Services—4.8%
Halliburton Co.	1,148,603	58,578,753
Noble Corp.	291,526	11,489,040
Weatherford International, Ltd.*	1,706,758	32,001,712

		102,069,505

Food & Staples Retailing—2.6%
CVS Caremark Corp.	919,990	34,573,224
Wal-Mart Stores, Inc.	385,642	20,493,016

		55,066,240

Food Products—4.3%
Kraft Foods, Inc.—Class A	1,421,029	50,062,852
Unilever N.V.	1,254,554	41,212,099

		91,274,951

Health Care Providers & Services—3.8%
Cardinal Health, Inc.	473,133	21,489,701
UnitedHealth Group, Inc.	759,232	39,161,187
WellPoint, Inc.	239,750	18,885,107

		79,535,995

Household Products—0.3%
Procter & Gamble Co. (The)	113,310	7,203,117

Industrial Conglomerates—1.4%
General Electric Co.	1,604,861	30,267,678

Insurance—4.5%
Aflac, Inc.	162,554	7,588,021
Allstate Corp. (The)	1,231,616	37,601,236
Chubb Corp. (The)	378,414	23,692,500
Torchmark Corp.	235,200	15,085,728
Travelers Cos., Inc. (The)	166,228	9,704,391

		93,671,876

Internet Software & Services—3.4%
eBay, Inc.*	1,220,388	39,381,921
Yahoo!, Inc.*	2,195,807	33,024,937

		72,406,858

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—0.6%
Accenture plc—Class A	34,777	$2,101,226
Western Union Co.	542,223	10,860,727

		12,961,953

Machinery—1.6%
Ingersoll-Rand plc (a)	731,619	33,222,819

Media—11.1%
Comcast Corp.—Class A	3,105,562	78,694,941
DIRECTV—Class A*	213,764	10,863,487
News Corp.—Class B (a)	1,695,202	30,649,252
Time Warner Cable, Inc.	516,893	40,338,330
Time Warner, Inc.	611,282	22,232,326
Viacom, Inc.—Class B	1,001,703	51,086,853

		233,865,189

Metals & Mining—1.4%
Alcoa, Inc. (a)	1,849,215	29,328,550

Multi-Utilities—0.2%
Sempra Energy	77,579	4,102,378

Multiline Retail—0.9%
Macy’s, Inc.	228,910	6,693,328
Target Corp.	268,516	12,596,086

		19,289,414

Oil, Gas & Consumable Fuels—6.9%
BP plc (ADR)	638,148	28,263,575
Chesapeake Energy Corp. (a)	437,637	12,993,443
Chevron Corp.	484,885	49,865,573
Royal Dutch Shell plc (ADR)	543,250	38,641,372
Total S.A. (ADR)	269,950	15,613,908

		145,377,871

Paper & Forest Products—2.9%
International Paper Co.	2,075,861	61,902,175

Personal Products—0.5%
Avon Products, Inc.	346,086	9,690,408

Pharmaceuticals—8.7%
Abbott Laboratories	229,778	12,090,918
Bristol-Myers Squibb Co.	1,536,996	44,511,404
GlaxoSmithKline plc (ADR)	541,310	23,222,199
Merck & Co., Inc.	969,807	34,224,489
Pfizer, Inc.	2,596,895	53,496,037

Security Description	Shares/Par Amount	Value

Pharmaceuticals—(Continued)
Roche Holding AG (ADR)	391,276	$16,417,941

		183,962,988

Semiconductors & Semiconductor Equipment—0.9%
Intel Corp.	583,907	12,939,379
KLA-Tencor Corp. (a)	164,415	6,655,519

		19,594,898

Software—2.1%
Microsoft Corp.	1,734,373	45,093,698

Specialty Retail—2.6%
Home Depot, Inc. (The)	568,309	20,584,152
Lowe’s Cos., Inc.	787,596	18,358,863
Staples, Inc.	973,821	15,386,372

		54,329,387

Wireless Telecommunication Services—0.9%
Vodafone Group plc (ADR)	712,837	19,047,005

Total Common Stocks (Cost $1,757,611,965)		2,020,523,880

Short-Term Investments—7.7%

Mutual Funds—3.8%
State Street Navigator Securities Lending Prime Portfolio (b)	80,965,420	80,965,420

Repurchase Agreement—3.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $82,224,023 on 07/01/11 collateralized by $84,965,000 Freddie Mac at 3.310% due 11/10/20 with a value of $82,309,844 and collateralized by $1,580,000 Fannie Mae at 3.420% due 11/24/20 with a value of $1,562,225.	$82,224,000	82,224,000

Total Short-Term Investments (Cost $163,189,420)		163,189,420

Total Investments—103.6% (Cost $1,920,801,385#)		2,183,713,300
Other Assets and Liabilities (net)—(3.6)%		(75,544,781)

Net Assets—100.0%		$2,108,168,519

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stocks—(Continued)

*	Non-income producing security.
#	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,920,801,385. The aggregate unrealized appreciation and depreciation of investments were $293,275,780 and ($30,363,865) respectively, resulting in net unrealized appreciation of $262,911,915 for federal income tax purposes.
(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $89,256,514 and the collateral received consisted of cash in the amount of $80,965,420 and non-cash collateral with a value of $9,066,690. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
ADR—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the six months ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,020,523,880	$—	$—	$2,020,523,880
Short-Term Investments
Mutual Funds	80,965,420	—	—	80,965,420
Repurchase Agreement	—	82,224,000	—	82,224,000
Total Short-Term Investments	80,965,420	82,224,000	—	163,189,420
Total Investments	$2,101,489,300	$82,224,000	$—	$2,183,713,300

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)	$2,101,489,300
Repurchase Agreement	82,224,000
Cash	922
Receivable for investments sold	10,319,916
Receivable for shares sold	403,281
Dividends receivable	4,545,506

Total assets	2,198,982,925

Liabilities
Payables for:
Investments purchased	7,907,998
Shares redeemed	754,485
Collateral for securities loaned	80,965,420
Accrued Expenses:
Management fees	967,413
Distribution and service fees - Class B	123,199
Administration fees	8,750
Custodian and accounting fees	12,917
Deferred trustees’ fees	20,516
Other expenses	53,708

Total liabilities	90,814,406

Net Assets	$2,108,168,519

Net Assets Represented by
Paid in surplus	$2,466,243,049
Accumulated net realized loss	(634,962,872)
Unrealized appreciation on investments	262,911,915
Undistributed net investment income	13,976,427

Net Assets	$2,108,168,519

Net Assets
Class A	$1,493,752,404
Class B	614,416,115
Capital Shares Outstanding*
Class A	149,531,331
Class B	61,684,748
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.99
Class B	9.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,838,577,385.
(b)	Includes securities loaned at value of $89,265,514.

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)	$19,715,197
Interest (b)	147,325

Total investment income	19,862,522

Expenses
Management fees	4,912,189
Administration fees	42,868
Custodian and accounting fees	48,454
Distribution and service fees - Class B	759,789
Audit and tax services	15,674
Legal	20,801
Trustees’ fees and expenses	15,868
Shareholder reporting	42,327
Insurance	3,984
Miscellaneous	7,762

Total expenses	5,869,716

Net investment income	13,992,806

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts Transactions
Net realized gain on:
Investments	80,996,183
Futures contracts	165,927

Net realized gain on investments and futures contracts	81,162,110

Net change in unrealized depreciation on investments	(31,355,114)

Net realized and unrealized gain on investments and futures contracts	49,806,996

Net Increase in Net Assets from Operations	$63,799,802

(a)	Net of foreign withholding taxes of $340,015.
(b)	Includes net income on securities loaned of $143,475.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

June 30, 2011

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$13,992,806	$17,999,953
Net realized gain on investments and futures contracts	81,162,110	73,642,777
Net change in unrealized appreciation (depreciation) on investments	(31,355,114)	98,162,346

Net increase in net assets resulting from operations	63,799,802	189,805,076

Distributions to Shareholders
From net investment income
Class A	(11,390,619)	(13,683,951)
Class B	(6,595,624)	(7,893,571)

Net decrease in net assets resulting from distributions	(17,986,243)	(21,577,522)

Net increase (decrease) in net assets from capital share transactions	651,791,577	(46,118,286)

Net Increase in Net Assets	697,605,136	122,109,268
Net assets at beginning of period	1,410,563,383	1,288,454,115

Net assets at end of period	$2,108,168,519	$1,410,563,383

Undistributed net investment income at end of period	$13,976,427	$17,969,864

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	64,956,964	$668,135,342	10,668,190	$92,363,242
Reinvestments	1,131,144	11,390,619	1,520,439	13,683,951
Redemptions	(3,245,790)	(32,473,136)	(18,307,373)	(162,096,992)

Net decrease	62,842,318	$647,052,825	(6,118,744)	$(56,049,799)

Class B
Sales	5,580,834	$55,548,734	9,354,005	$80,567,165
Reinvestments	656,935	6,595,624	878,039	7,893,571
Redemptions	(5,777,315)	(57,405,606)	(9,141,011)	(78,529,223)

Net increase	460,454	$4,738,752	1,091,033	$9,931,513

Increase (decrease) derived from capital shares transactions		$651,791,577		$(46,118,286)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.55		$8.43	$6.85	$11.26	$11.95	$10.40

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.09		0.13	0.13	0.21	0.25	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.48		1.14	1.64	(4.06)	(0.49)	1.45

Total From Investment Operations	0.57		1.27	1.77	(3.85)	(0.24)	1.68

Less Distributions
Distributions from Net Investment Income	(0.13)		(0.15)	(0.19)	(0.19)	(0.19)	(0.00)+
Distributions from Net Realized Capital Gains	—		—	—	(0.37)	(0.26)	(0.13)

Total Distributions	(0.13)		(0.15)	(0.19)	(0.56)	(0.45)	(0.13)

Net Asset Value, End of Period	$9.99		$9.55	$8.43	$6.85	$11.26	$11.95

Total Return (%)	5.94		15.12	26.89	(35.79)	(2.31)	16.34

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.61	*	0.64	0.64	0.61	0.61	0.67
Ratio of Net Expenses to Average Net Assets (%)(b)	0.61	*	0.64	0.64	0.61	0.61	0.67
Ratio of Net Investment Income to Average Net Assets (%)	1.79	*	1.51	1.95	2.35	2.04	2.11
Portfolio Turnover Rate (%)	14.3		29.1	43.8	40.2	22.2	32.7
Net Assets, End of Period (in millions)	$1,493.8		$828.0	$782.7	$1,257.6	$1,839.2	$1,210.1

	Class B
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.52		$8.41	$6.83	$11.22	$11.91	$10.39

Income (Loss) from Investment Operations:
Net investment Income(a)	0.07		0.11	0.10	0.19	0.22	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.48		1.13	1.65	(4.04)	(0.48)	1.45

Total From Investment Operations	0.55		1.24	1.75	(3.85)	(0.26)	1.65

Less Distributions
Distributions from Net Investment Income	(0.11)		(0.13)	(0.17)	(0.17)	(0.17)	—
Distributions from Net Realized Capital Gains	—		—	—	(0.37)	(0.26)	(0.13)

Total Distributions	(0.11)		(0.13)	(0.17)	(0.54)	(0.43)	(0.13)

Net Asset Value, End of Period	$9.96		$9.52	$8.41	$6.83	$11.22	$11.91

Total Return (%)	5.74		14.85	26.57	(35.91)	(2.49)	16.05

Ratios/Supplemental Data
Ratio of Expenses to average Net Assets (%)	0.86	*	0.89	0.89	0.86	0.86	0.92
Ratio of Net Expenses to Average Net Assets (%)(b)	0.86	*	0.89	0.89	0.86	0.85	0.92
Ratio of Net Investment Income to Average Net Assets (%)	1.44	*	1.28	1.39	2.10	1.80	1.85
Portfolio Turnover Rate (%)	14.3		29.1	43.8	40.2	22.2	32.7
Net Assets, End of Period (in millions)	$614.4		$582.6	$505.8	$107.7	$162.0	$145.3

*	Annualized.
+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—June 30, 2011 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Kampen Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Van Kampen Comstock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, deferred trustees’ compensation, capital loss carryforwards losses deferred due to wash sales, and return of capital from certain securities as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Adviser”), effective June 1, 2010, for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2011	% per annum	Average Daily Net Assets

$4,912,189	0.65%	First $500 Million

	0.60%	$500 Million to $1 Billion

	0.525%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in

14

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$557,771,313	$—	$240,978,882

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 02, 2011, the Portfolio had bought and sold $265,962,637 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $165,927 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio

15

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7. Market, Credit and Counterparty Risk - continued

may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$21,577,522	$41,231,624	$—	$—	$21,577,522	$41,231,624

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$17,986,166	$—	$254,442,667	$(676,300,620)	$(403,871,787)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$218,775,992	$457,524,628	$676,300,620

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued Accounting Standards Update (ASU) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for

16

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9. Recent Accounting Pronouncements - continued

measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

17

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant’s President and Jeffrey A. Tupper, the registrant’s Chief Financial Officer and Treasurer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Procedures”) and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President

Date:	September 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President

Date:	September 6, 2011

By:	/s/ Jeffrey A. Tupper
Jeffrey A. Tupper
Chief Financial Officer and Treasurer

Date:	September 6, 2011